                                                                    OMB APPROVAL
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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number           811-04347
                                  ---------------------------------------------
                                             GMO Trust
                         -------------------------------------------------------
                           (Exact name of registrant as specified in charter)

                           40 Rowes Wharf,    Boston, MA                  02110
                         -------------------------------------------------------
                           (Address of principal executive offices)   (Zip code)

                           Scott Eston, Chief Executive Officer
                           40 Rowes Wharf,    Boston, MA 02110
                         -------------------------------------------------------
                           (Name and address of agent for service)

Registrant's telephone number, including area code: 617-330-7500
                                                   ----------------------------
Date of fiscal year end:   02/28/2003
                        -------------------------
Date of reporting period:  03/01/02 - 02/28/03
                        -------------------------

                               FORM N-CSR(2 OF 3)


ITEM 1 (REPORT TO SHAREHOLDERS):  The Annual Report is attached.


ITEM 2 (CODE OF ETHICS):  Not applicable to this filing.


ITEM 3 (AUDIT COMMITTEE FINANCIAL EXPERT):  Not applicable to this filing.


ITEM 4 (PRINCIPAL ACCOUNTANT FEES AND SERVICES):  Not applicable to this filing.


ITEM 5 (RESERVED)


ITEM 6 (RESERVED)


ITEM 7 (DISCLOSURE OF PROXY VOTING POLICIES & PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES): Not applicable to this filing.


ITEM 8 (RESERVED)


ITEM 9 (CONTROLS AND PROCEDURES):

         SUB-ITEM 9a - Not applicable to this filing.

         SUB-ITEM 9b - Not applicable to this filing.

ITEM 10 (EXHIBITS):

         SUB-ITEM 10a - Not applicable to this filing.

         SUB-ITEM 10b - Certification Exhibits are attached.

                               FORM N-CSR(3 OF 3)

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                  GMO Trust

                  By:      /s/ Scott Eston
                     ----------------------------------------------------
                           Scott Eston, Chief Executive Officer

                  Date     May 9, 2003
                     -------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities, and on the dates indicated.


                  By:      /s/ Scott Eston
                     ----------------------------------------------------
                           Scott Eston, Chief Executive Officer

                  Date     May 9, 2003
                     -------------------------


                  By:      /s/ Susan Randall Harbert
                     ----------------------------------------------------
                           Susan Randall Harbert, Chief Financial Officer

                  Date     May 9, 2003
                     -------------------------

GMO ASIA FUND
(A SERIES OF GMO TRUST)
ANNUAL REPORT
FEBRUARY 28, 2003

GMO ASIA FUND
(A SERIES OF GMO TRUST)
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT

Day-to-day management of the Fund's portfolio is the responsibility of the Emerging Markets Quantitative Division at Grantham, Mayo, Van Otterloo & Co. LLC.

MANAGEMENT DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

The Class III shares of the GMO Asia Fund returned -9.8% for the fiscal year ended February 28, 2003. The Fund's benchmark, the GMO Asia 7 Index, returned -11.6% during the same period.

The bulk of added value over the last 12 months came from stock selection.

Like the previous three years, our largest overweight for 2002 came in the TIP (Thailand, Indonesia, Philippines) region. While Philippines disappointed this year (falling over 30%), Thailand and Indonesia were two of the top performing markets on the back of strengthening economies and political reforms. Both markets in the TIP region were approximately flat over the past 12 months, outperforming Asia by 12%. Our overweight of this region added over 2% to performance. However, our 10% underweight of Malaysia cost the portfolio 1% as strong commodity prices and a stable currency caused this market to also outperform for the year.

Stock selection was strong after another good year for value stocks. The cheapest third of the region outperformed by 8% and the most expensive third underperformed by the same margin. Our positions in these groups added over 1% to performance. Stock selection was particularly strong in Thailand where our two largest holdings -- Siam Cement and Land and Houses -- both rose over 50%.

OUTLOOK

For the second year running, emerging Asia significantly outperformed its global counterparts in a difficult environment. The S&P 500 and MSCI EAFE fell 22.7% and 17.5%, respectively, over the year ended February 28, 2003.

Nevertheless, there is even more hope for the future. A couple of secular trends fuel this optimism. First, there is a realization among emerging market policymakers that they need to reduce their dependence on export-led growth and boost their domestic economies. This has led to low interest rates, driving up consumption in most of our markets.

Second, as western economies struggle to recover from the overhang of the bubble, cost control through outsourcing has become a mainstream strategy. Production and services are being moved aggressively to lower-cost destinations, primarily in emerging markets.

As always, short-term (absolute) performance of the asset class will likely be driven by global equity moves, global growth, and any developments in the conflict with Iraq. But, trading at approximately 10 times price to earnings, with strong growth prospects, Asia has a safety net that the rest of global equities do not. We expect the region to continue to outperform global equities.

THE VIEWS EXPRESSED HEREIN ARE EXCLUSIVELY THOSE OF GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC MANAGEMENT AS OF THE DATE OF THIS REPORT AND ARE SUBJECT TO CHANGE. THEY ARE NOT MEANT AS INVESTMENT ADVICE.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

 COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
GMO ASIA FUND CLASS III SHARES AND THE MSCI EMF ASIA INDEX
AS OF FEBRUARY 28, 2003
                                                            GMO Asia Fund  MSCI EMF Asia Index  GMO Asia 7 Index*
2/18/98                                                            $9,920              $10,000            $10,000
3/31/98                                                           $10,466              $10,689            $11,032
6/30/98                                                            $6,825               $7,144             $6,790
9/30/98                                                            $5,545               $6,122             $6,235
12/31/98                                                           $8,474               $8,189             $9,722
3/31/99                                                            $8,414               $9,095             $9,562
6/30/99                                                           $13,450              $12,725            $15,265
9/30/99                                                           $10,779              $11,748            $12,644
12/31/99                                                          $14,194              $13,872            $16,224
3/31/2000                                                         $13,311              $14,480            $15,977
6/30/2000                                                         $10,898              $12,520            $13,757
9/30/2000                                                          $9,306               $9,750            $11,077
12/31/2000                                                         $8,394               $8,075             $9,511
3/31/2001                                                          $7,980               $8,095             $9,455
6/30/2001                                                          $8,311               $8,005             $9,819
9/30/2001                                                          $7,444               $6,426             $8,296
12/31/2001                                                         $8,117               $8,549             $9,850
3/31/2002                                                         $10,474               $9,861            $11,842
6/30/2002                                                         $10,221               $9,276            $11,549
9/30/2002                                                          $8,470               $7,739             $9,768
12/31/2002                                                         $8,809               $8,123             $9,994
2/28/2003                                                          $8,703               $7,806             $9,854

AVERAGE ANNUAL TOTAL RETURN
                                                  Since
                              1 Year  5 Year  Inception
                                                2/18/98
Class III                    -11.26%  -3.56%     -2.72%

Performance shown is net of all fees after reimbursement from the manager. Returns and net asset values of fund investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. Each performance figure assumes purchase at the beginning and redemption at the end of the stated period and reflects a transaction fee of 80 bp on the purchase and 80 bp on the redemption. Transaction fees are retained by the Fund to cover trading costs. Past performance is not indicative of future results. Information is unaudited. * The GMO Asia 7 Index is composed of the IFC Investable Country Indexes, equally weighted, for seven Asian countries (China, Indonesia, Korea, Malaysia, the Philipines, Taiwan and Thailand).

GMO ASIA FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2003

 SHARES    DESCRIPTION                                               VALUE ($)
-------------------------------------------------------------------------------
           COMMON STOCKS -- 99.5%
           CHINA -- 17.2%
  571,000  Bengang Steel Plates Co Ltd Class B                          231,355
3,146,000  Brilliance China Automotive Holdings Ltd                     734,151
1,688,000  China Everbright Ltd                                         508,623
  319,000  China International Marine Containers Co Ltd Class B         350,122
1,134,000  China Mobile Ltd*                                          2,442,743
   45,200  China Mobile Ltd ADR*                                        494,488
4,508,000  China Petroleum & Chemical Corp                              849,683
  359,500  China Resources Enterprise Ltd                               322,665
  931,000  China Unicom*                                                564,036
   24,000  China Unicom ADR*                                            148,080
1,012,000  Chongqing Changan Automobile Co Ltd Class B                  512,546
  815,000  CNOOC Ltd                                                  1,144,267
   14,500  CNOOC Ltd ADR                                                404,115
  834,000  Cosco Pacific Ltd                                            753,895
  304,000  CSG Technology Holding Co Ltd Class B                        154,356
4,251,000  Denway Motors Ltd                                          1,635,189
  834,000  Founder Holdings Ltd*                                         74,855
7,047,000  Guangdong Investments Ltd*                                 1,066,208
    6,000  Huaneng Power International Inc ADR                          217,560
  358,000  Huaneng Power International Inc Class H                      319,024
2,924,000  Maanshan Iron & Steel Co Ltd Class H                         258,691
10,702,000 PetroChina Co Ltd Class H                                  2,236,702
1,406,000  Shandong International Power Development Co Ltd Class H      319,091
   80,000  Shanghai Industrial Holdings Ltd Class H                     124,117
  629,000  Shenzhen SEG Co Ltd Class B*                                 272,598
1,582,000  Sinopec Shanghai Petrochemical Co Ltd Class H*               265,726
3,110,000  Stone Electronic Technology Ltd*                             179,444
1,076,000  TCL International Holdings Ltd                               279,378
  736,000  Tsingtao Brewing Co Ltd                                      441,179
  626,000  Yanzhou Coal Mining Co Ltd Class H                           268,890
  829,000  Zhejiang Southeast Electric Power Co Class B                 512,322
                                                                    -----------
                                                                     18,086,099
                                                                    -----------
           INDONESIA -- 20.4%
2,520,000  Astra International Tbk*                                     666,629
17,116,300 Bank Central Asia Tbk                                      4,768,711
1,744,600  Bimantara Citra Tbk PT                                       471,328
9,188,800  Citra Marga Nusaphala Persad*                                351,685

              See accompanying notes to the financial statements.              1

GMO ASIA FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2003

 SHARES    DESCRIPTION                                               VALUE ($)
-------------------------------------------------------------------------------
           INDONESIA -- CONTINUED
5,012,000  Gajah Tunggal Tbk*                                           118,480
  452,500  Gudang Garam                                                 384,575
7,171,000  HM Sampoerna Tbk                                           2,381,319
13,929,500 Indah Kiat Pulp & Paper*                                     274,403
17,050,500 Indofood Sukses Makmur Tbk                                 1,103,623
  602,500  Indonesian Satellite Corp Tbk PT                             532,406
5,135,000  Indorama Synthetics*                                         234,105
1,529,000  International Nickel*                                      1,101,548
7,415,000  PT Bank Pan Indonesia Tbk*                                   141,898
   21,000  PT Indosat (Persero) Tbk Class B ADR                         182,700
16,013,500 PT Matahari Putra Prima Tbk                                  703,019
1,000,000  Ramayana Lestari Sentosa                                     247,650
   93,200  Telekomunikasi Indonesia Class B ADR                         745,600
17,689,000 Telekomunikasi IndonesiaTbk PT Class B                     7,118,610
                                                                    -----------
                                                                     21,528,289
                                                                    -----------
           MALAYSIA -- 4.0%
  460,600  Affin Holdings Berhad                                         99,393
   38,000  Edaran Otomobil Berhad                                        78,000
  781,000  Highlands and Lowlands Berhad                                604,247
   86,000  Kuala Lumpur Kepong Berhad                                   141,447
  149,000  Malaysia Mining Corp                                          76,068
  229,000  Malaysian International Shipping (Foreign Registered)        433,895
  412,000  Maxis Communications Berhad*                                 585,474
  339,000  Perusahaan Otomobil Nasional                                 713,684
   70,000  Petronas Dagangan Berhad                                      99,474
1,654,000  Renong Berhad*                                               202,397
  161,000  Resorts World Berhad                                         400,382
  222,000  Sime Darby Berhad                                            297,947
   99,000  Star Publications Malaysia Berhad                            153,711
1,374,000  TA Enterprise Berhad                                         178,982
   80,000  Tenaga Nasional Berhad                                       197,895
                                                                    -----------
                                                                      4,262,996
                                                                    -----------
           PHILIPPINES -- 14.4%
4,141,325  Aboitiz Equity Ventures Inc*                                 173,172
5,317,756  Ayala Corp                                                   414,497
55,302,700 Ayala Land Inc                                             4,716,324
  681,995  Equitable Banking Corp*                                      287,682

2             See accompanying notes to the financial statements.

GMO ASIA FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2003

 SHARES    DESCRIPTION                                               VALUE ($)
-------------------------------------------------------------------------------
           PHILIPPINES -- CONTINUED
15,208,850 Filinvest Land Inc*                                          242,672
2,577,190  First Philippine Holdings*                                   387,583
  108,912  Globe Telecom Inc*                                         1,048,671
2,099,014  Ionics Circuits Inc                                           19,248
2,097,500  La Tondena Distillers Inc                                  1,230,995
14,213,000 Megaworld Corp*                                              151,188
  380,260  Metropolitan Bank & Trust Co                                 191,786
  371,770  Philippine Long Distance Telephone*                        1,994,365
1,382,275  San Miguel Corp Class B                                    1,698,531
26,753,000 SM Prime Holdings                                          2,600,475
                                                                    -----------
                                                                     15,157,189
                                                                    -----------
           SINGAPORE -- 2.6%
  148,000  DBS Group Holdings Ltd                                       816,951
    3,707  Haw Par Corp Ltd                                               7,375
  273,000  Oversea-Chinese Banking Corp                               1,381,364
   90,690  United Overseas Bank                                         542,320
                                                                    -----------
                                                                      2,748,010
                                                                    -----------
           SOUTH KOREA -- 5.2%
   40,600  Chohung Bank*                                                124,999
   75,500  Daesang Corp                                                 122,075
    2,300  Daum Communications Corp*                                     74,184
   41,600  Hanjin Heavy Industry                                         98,803
   17,680  Hyosung Corp                                                 158,485
   13,400  Hyundai Department Store Co Ltd*                             111,363
    3,100  Kangwon Land Inc                                             333,724
   40,400  KIA Motors Corp                                              255,536
    3,600  Kookmin Credit Card Co Ltd*                                   53,684
   35,600  Korea Electric Power Corp                                    535,350
   51,200  Korea Exchange Bank*                                         154,417
    6,800  Korea Gas Corp                                               142,420
    6,400  Korea Reinsurance                                            106,430
    7,600  KT Corp                                                      277,921
    3,700  KT Corp ADR                                                   68,450
   25,000  KT&G Corp                                                    350,815
    2,500  LG Card Co Ltd                                                69,116
    8,000  LG Chemicals Ltd                                             247,979
   12,300  LG Investment & Securities Co Ltd                            129,837

              See accompanying notes to the financial statements.              3

GMO ASIA FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2003

 SHARES    DESCRIPTION                                               VALUE ($)
-------------------------------------------------------------------------------
           SOUTH KOREA -- CONTINUED
    7,000  Samsung Electronics                                        1,639,090
   32,500  Serome Technology Inc*                                        92,573
   18,900  SK Corp                                                      199,506
   21,400  Ssangyong Motor*                                             102,191
                                                                    -----------
                                                                      5,448,948
                                                                    -----------
           TAIWAN -- 10.9%
  830,000  Ambassador Hotel*                                            240,043
   44,000  Ambit Microsystems Corp                                      135,482
  938,300  Asustek Computer Inc                                       1,593,085
  829,000  Cheng Loong Corp*                                            249,296
1,479,000  China Bills Finance Corp*                                    378,794
4,940,001  China Development Financial Holding Corp*                  1,862,274
1,729,000  China Steel Corp                                           1,074,717
1,129,000  Chinatrust Financial Holding Co*                             906,449
  434,000  Compal Electronics Inc                                       418,388
  540,000  Hsinchu International Bank*                                  218,331
1,311,200  Inventec Co Ltd                                              754,647
4,106,000  Ritek Corp                                                 1,937,796
  477,000  Synnex Technology International Corp                         667,114
1,229,716  Taiwan Cement Corp*                                          433,497
  848,000  Taiwan Pulp & Paper Corp*                                    164,719
1,215,000  Waterland Financial Holdings*                                244,748
  578,000  Yieh Loong Co Ltd*                                           235,358
                                                                    -----------
                                                                     11,514,738
                                                                    -----------
           THAILAND -- 24.8%
2,454,000  Advanced Info Service Pcl (Foreign Registered)             2,236,905
4,582,300  Bangkok Expressway Pcl (Foreign Registered)(a)             1,606,509
1,503,400  Bank of Ayudhya Pcl (Foreign Registered)*                    281,108
  452,600  Banpu Pcl (Foreign Registered)(a)                            401,982
2,227,600  Central Pattana Pcl NVDR*                                  1,197,494
9,222,200  Charoen Pokphand Foods Pcl (Foreign Registered)(a)           905,300
  307,330  Delta Electronics Pcl (Foreign Registered)(a)                173,832
  191,000  Digital Onpa International Plc (Foreign Registered)*(a)        7,277
  309,600  Electricity Generating Pcl (Foreign Registered) NVDR         289,447
  414,100  Electricity Generating Pcl NVDR                              382,306
2,164,000  Industrial Finance Corp of Thailand (Foreign
             Registered)*                                               249,858
17,699,000 Land & House Pcl (Foreign Registered)                      3,205,966

4             See accompanying notes to the financial statements.

GMO ASIA FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2003

 SHARES    DESCRIPTION                                               VALUE ($)
-------------------------------------------------------------------------------
           THAILAND -- CONTINUED
9,684,000  Land & House Pcl NVDR                                      1,686,240
1,653,100  National Finance Pcl NVDR*                                   506,150
  671,000  National Petrochemical (Foreign Registered)(a)               791,995
  999,200  PTT Exploration & Production Pcl (Foreign
             Registered)(a)                                           3,012,663
  672,000  PTT Pcl (Foreign Registered)(a)                              687,157
  893,000  Quality House Co Ltd (Foreign Registered)*(a)                128,362
1,939,850  Sahaviriya Steel Industry (Foreign Registered)*(a)           398,987
  130,000  Siam Cement Pcl (Foreign Registered)                       3,907,444
   59,250  Siam Cement Pcl NVDR                                       1,706,112
  353,000  Siam Panich Leasing Ltd (Foreign Registered)(a)              264,018
2,439,000  Tanayong Co Ltd (Foreign Registered)*(a)(b)                      570
  204,100  Thai Airways International (Foreign Registered)(a)           140,726
1,563,600  Thai Farmers Bank NVDR*                                    1,050,684
1,299,265  Thai Petrochemical (Foreign Registered)*                      97,783
1,338,500  Thai Union Frozen Products Pcl (Foreign Registered)          575,632
  553,000  Tisco Finance Pcl (Foreign Registered)*(a)                   242,992
                                                                    -----------
                                                                     26,135,499
                                                                    -----------

           TOTAL COMMON STOCKS (COST $107,423,471)                  104,881,768
                                                                    -----------
           PREFERRED STOCKS -- 0.2%
           SOUTH KOREA -- 0.2%
    2,000  Samsung Electronics (Non Voting) 4.08%                       224,521
                                                                    -----------

           TOTAL PREFERRED STOCKS (COST $289,113)                       224,521
                                                                    -----------
           RIGHTS AND WARRANTS -- 0.1%
           MALAYSIA -- 0.0%
  162,600  Affin Holdings Berhad Warrants, Expires 7/08/05*               5,990
                                                                    -----------
           THAILAND -- 0.1%
  315,000  Adkinson Securities Warrants, Expires 6/14/03*                    --
  315,000  Adkinson Securities Warrants, Expires 6/14/05*                    --
1,138,620  Charoen Pokphand Foods Pcl Warrants, Expires 4/29/05
             (Foreign Registered)*                                       62,806

              See accompanying notes to the financial statements.              5

GMO ASIA FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2003

 SHARES    DESCRIPTION                                               VALUE ($)
-------------------------------------------------------------------------------
           THAILAND -- CONTINUED
  480,663  Telecomasia Corp Pcl Warrants, Expires 4/03/08*                   --
                                                                    -----------
                                                                         62,806
                                                                    -----------

           TOTAL RIGHTS AND WARRANTS (COST $262,040)                     68,796
                                                                    -----------
           TOTAL INVESTMENTS -- 99.8%
           (Cost $107,974,624)                                      105,175,085

           Other Assets and Liabilities (net) -- 0.2%                   178,719
                                                                    -----------
           TOTAL NET ASSETS -- 100.0%                               $105,353,804
                                                                    ===========

           NOTES TO SCHEDULE OF INVESTMENTS:

 ADR - American Depositary Receipt

 NVDR - Non-Voting Depository Receipt

 *    Non-income producing security.

 (a) Security valued at fair value using methods determined in good faith by or at the direction of the Trustees (Note 1).

 (b)  Bankrupt issuer.

6             See accompanying notes to the financial statements.

GMO ASIA FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- INDUSTRY SECTOR SUMMARY
(SHOWING PERCENTAGE OF EQUITY INVESTMENTS)
FEBRUARY 28, 2003 (UNAUDITED)

At February 28, 2003, industry sector diversification of the Fund's equity investments was as follows:

INDUSTRY SECTOR
--------------------------------------------------------------------
Financials                                                     24.4%
Telecommunication Services                                     17.5
Materials                                                      12.4
Consumer Discretionary                                         12.1
Consumer Staples                                                8.6
Energy                                                          8.6
Information Technology                                          7.9
Industrials                                                     5.2
Utilities                                                       3.3
                                                              -----
                                                              100.0%
                                                              =====

              See accompanying notes to the financial statements.              7

GMO ASIA FUND
(A SERIES OF GMO TRUST)
STATEMENT OF ASSETS AND LIABILITIES -- FEBRUARY 28, 2003
--------------------------------------------------------------------------------

ASSETS:
   Investments, at value (cost $107,974,624) (Note 1)         $105,175,085
   Cash                                                             65,343
   Foreign currency, at value (cost $3,984) (Note 1)                 3,994
   Receivable for investments sold                                 183,513
   Dividends and interest receivable                               107,530
   Receivable for expenses reimbursed by Manager (Note 2)            4,536
                                                              ------------

      Total assets                                             105,540,001
                                                              ------------

LIABILITIES:
   Payable to affiliate for (Note 2):
      Management fee                                                66,663
      Shareholder service fee                                       12,345
   Accrued expenses                                                107,189
                                                              ------------

      Total liabilities                                            186,197
                                                              ------------
NET ASSETS                                                    $105,353,804
                                                              ============

NET ASSETS CONSIST OF:
   Paid-in capital                                            $143,319,094
   Accumulated undistributed net investment income                 803,288
   Accumulated net realized loss                               (35,970,805)
   Net unrealized depreciation                                  (2,797,773)
                                                              ------------
                                                              $105,353,804
                                                              ============

NET ASSETS ATTRIBUTABLE TO:
   Class III shares                                           $105,353,804
                                                              ============

SHARES OUTSTANDING:
   Class III                                                    14,540,112
                                                              ============

NET ASSET VALUE PER SHARE:
   Class III                                                  $       7.25
                                                              ============

8             See accompanying notes to the financial statements.

GMO ASIA FUND
(A SERIES OF GMO TRUST)
STATEMENT OF OPERATIONS -- YEAR ENDED FEBRUARY 28, 2003
--------------------------------------------------------------------------------

INVESTMENT INCOME:
   Dividends (net of withholding taxes of $376,646)           $  2,396,064
   Interest (net of withholding taxes of $186)                      60,399
                                                              ------------

      Total income                                               2,456,463
                                                              ------------
EXPENSES:
   Management fee (Note 2)                                         924,981
   Custodian fees                                                  430,650
   Audit fees                                                       42,762
   Transfer agent fees                                              28,284
   Legal fees                                                        9,157
   Trustees fees and related expenses (Note 2)                       3,372
   Registration fees                                                 1,042
   Miscellaneous                                                     1,926
   Fees reimbursed by Manager (Note 2)                             (72,393)
                                                              ------------
                                                                 1,369,781
   Shareholder service fee (Note 2) - Class III                    171,293
                                                              ------------
      Net expenses                                               1,541,074
                                                              ------------

            Net investment income                                  915,389
                                                              ------------

REALIZED AND UNREALIZED GAIN (LOSS):
   Net realized loss on:
      Investments                                               (3,473,126)
      Closed swap contracts                                     (1,037,567)
      Foreign currency, forward contracts and foreign
      currency related transactions                                 (1,361)
                                                              ------------

         Net realized loss                                      (4,512,054)
                                                              ------------

   Change in net unrealized appreciation (depreciation) on:
      Investments                                               (7,567,633)
      Open swap contracts                                         (124,210)
      Foreign currency, forward contracts and foreign
      currency related transactions                                  1,884
                                                              ------------

         Net unrealized loss                                    (7,689,959)
                                                              ------------

      Net realized and unrealized loss                         (12,202,013)
                                                              ------------

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS          $(11,286,624)
                                                              ============

              See accompanying notes to the financial statements.              9

GMO ASIA FUND
(A SERIES OF GMO TRUST)
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                            YEAR ENDED         YEAR ENDED
                                                         FEBRUARY 28, 2003  FEBRUARY 28, 2002
                                                         -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
   Net investment income                                   $    915,389       $  1,008,347
   Net realized loss                                         (4,512,054)       (19,000,561)
   Change in net unrealized appreciation (depreciation)      (7,689,959)        22,814,983
                                                           ------------       ------------

   Net increase (decrease) in net assets from
    operations                                              (11,286,624)         4,822,769
                                                           ------------       ------------

Distributions to shareholders from:
   Net investment income
      Class III                                                (749,692)        (1,563,464)
                                                           ------------       ------------
      Total distributions from net investment income           (749,692)        (1,563,464)
                                                           ------------       ------------
   Net share transactions (Note 5):
      Class III                                                (487,810)           691,462
                                                           ------------       ------------
   Increase (decrease) in net assets resulting from net
    share transactions                                         (487,810)           691,462
                                                           ------------       ------------

      Total increase (decrease) in net assets               (12,524,126)         3,950,767
NET ASSETS:
   Beginning of period                                      117,877,930        113,927,163
                                                           ------------       ------------
   End of period (including accumulated undistributed
    net investment income of $803,288 and $626,791,
    respectively)                                          $105,353,804       $117,877,930
                                                           ============       ============

10            See accompanying notes to the financial statements.

GMO ASIA FUND
(A SERIES OF GMO TRUST)
FINANCIAL HIGHLIGHTS
(FOR A CLASS III SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------

                                                    YEAR ENDED FEBRUARY 28/29,
                                          -----------------------------------------------
                                            2003      2002      2001      2000     1999
                                          --------  --------  --------  --------  -------
NET ASSET VALUE, BEGINNING OF PERIOD      $   8.09  $   7.87  $  12.35  $   7.67  $ 10.44
                                          --------  --------  --------  --------  -------

Income from investment operations:
   Net investment income                      0.06      0.07      0.09      0.03     0.08(b)
   Net realized and unrealized gain
     (loss)                                  (0.85)     0.26     (3.32)     5.01    (2.69)
                                          --------  --------  --------  --------  -------

      Total from investment operations       (0.79)     0.33     (3.23)     5.04    (2.61)
                                          --------  --------  --------  --------  -------

Less distributions to shareholders:
   From net investment income                (0.05)    (0.11)    (0.01)    (0.02)   (0.16)
   From net realized gains                      --        --     (1.24)    (0.34)      --
                                          --------  --------  --------  --------  -------

      Total distributions                    (0.05)    (0.11)    (1.25)    (0.36)   (0.16)
                                          --------  --------  --------  --------  -------
NET ASSET VALUE, END OF PERIOD            $   7.25  $   8.09  $   7.87  $  12.35  $  7.67
                                          ========  ========  ========  ========  =======
TOTAL RETURN(a)                              (9.82)%     4.41%   (27.45)%    65.57%  (25.03)%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)      $105,354  $117,878  $113,927  $119,218  $77,404
   Net expenses to average daily net
     assets                                   1.35%     1.28%     1.30%     1.25%    1.26%
   Net investment income to average
     daily net assets                         0.80%     1.01%     1.22%     0.22%    1.04%
   Portfolio turnover rate                      72%       68%       84%      121%      61%
   Fees and expenses reimbursed by the
     Manager to average daily net
     assets:                                  0.06%     0.09%     0.07%     0.07%    0.30%
   Purchase and redemption fees
     consisted of the following per
     share amounts:(c)                    $   0.00(d) $   0.00(d) $   0.03       --      --

(a) The total returns would have been lower had certain expenses not been reimbursed during the periods shown. Calculation excludes subscription and redemption fees.
(b)  Computed using average shares outstanding throughout the period.
(c) Effective March 1, 2000 the fund adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies which requires the disclosure of the per share effect of purchase and redemption fees. Periods prior to March 1, 2000 have not been restated to reflect this change. Amounts calculated using average shares oustanding throughout the period.
(d)  Purchase and redemption fees were less than $0.01 per share.

              See accompanying notes to the financial statements.             11

GMO ASIA FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS
FEBRUARY 28, 2003
--------------------------------------------------------------------------------

1.    SIGNIFICANT ACCOUNTING POLICIES

      GMO Asia Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts Business Trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees to create an unlimited number of series ("Funds"), each of which issues a separate series of shares, and to subdivide a series of shares into classes.

      The Fund seeks high total return through investment in equity securities traded in the Asian securities markets other than Japan. The Fund's benchmark is the GMO Asia 7 Index.

      The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      PORTFOLIO VALUATION
      Portfolio securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price. Securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, and those values are then translated into U.S. dollars at the current exchange rate. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair value. Shares of mutual funds are valued at their net asset value as reported on each business day. Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction. A security's value may be deemed unreliable if, for example, the Manager becomes aware of information or events occurring after the close of a foreign market that would materially affect that security's value.

      FOREIGN CURRENCY TRANSLATION
      The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the current exchange rates each business day. Income and expenses denominated in foreign

GMO ASIA FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------
      currencies are translated at current exchange rates when accrued or incurred. The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of foreign currencies and forward foreign currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid.

      FORWARD CURRENCY CONTRACTS
      The Fund may enter into forward currency contracts and forward cross currency contracts in connection with settling planned purchases or sales of securities or to hedge the currency exposure associated with some or all of the Fund's portfolio securities. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if there are movements in foreign currency values that are unfavorable to the Fund. There were no forward foreign currency contracts outstanding as of February 28, 2003.

      FUTURES CONTRACTS
      The Fund may purchase and sell futures contracts to manage its exposure to the financial markets. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. Upon entering into a futures contract, the Fund is required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. government and agency obligations in accordance with the initial margin requirements of the broker or exchange. In addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contracts. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is liquidated on the following business day. Gains or losses are recognized but not considered realized until the contracts expire or are

GMO ASIA FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------
      closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Losses may arise from the changes in the value of the underlying instrument, if there is an illiquid secondary market for the contracts, or if counterparties do not perform under the contract terms. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. As of February 28, 2003, there were no outstanding futures contracts.

      OPTIONS
      The Fund may write call and put options on futures, securities or currencies it owns or in which it may invest. Writing put options tends to increase the Fund's exposure to the underlying instrument. Writing call options tends to decrease the Fund's exposure to the underlying instrument. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased
      (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. At February 28, 2003, there were no open written option contracts.

      The Fund may also purchase put and call options. Purchasing call options tends to increase the Fund's exposure to the underlying instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying instrument. The Fund pays a premium which is included in the Fund's Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, security or currency transaction to determine the realized gain or loss. The risk associated with purchasing put and call options is limited to the premium paid. At February 28, 2003, there were no open purchased option contracts.

      Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by a primary pricing source chosen by the Manager.

      INDEXED SECURITIES
      The Fund may invest in indexed securities whose redemption values and/or coupons are linked to the prices of other securities, securities indices, or other financial indicators. The Fund uses indexed

GMO ASIA FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------
      securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets that may be difficult to invest in through conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment.

      SWAP AGREEMENTS
      The Fund may enter into swap agreements to manage its exposure to the financial markets. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into total return swap agreements, which involve a commitment by one party in the agreement to pay interest in exchange for a market linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. The Fund may also enter into contracts for differences in which the Fund agrees with the counterparty that its return will be based on the relative performance of two different groups or "baskets" of securities, adjusted by an interest rate payment. To the extent that the relative performance of the two baskets of securities exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. In connection with these agreements, cash or securities may be set aside as collateral by the Fund's custodian in accordance with the terms of the swap agreement. The Fund earns interest on cash set aside as collateral. Swaps are marked to market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. These financial instruments are not actively traded on financial markets. The values assigned to these instruments are based upon the best available information and because of the uncertainty of the valuation, these values may differ significantly from the values that would have been realized had a ready market for these instruments existed, and the differences could be material. Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, or that there may be unfavorable changes in the price of the security or index underlying these transactions. At February 28, 2003, there were no open swap agreements.

      SECURITY LENDING
      The Fund may lend its securities to certain qualified brokers. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of loss with respect to the

GMO ASIA FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------
      investment of the collateral, the risk of delay in recovery or loss of rights in the collateral should the borrower of the securities fail financially. The Fund receives compensation for lending its securities. At February 28, 2003, the Fund did not have any securities on loan.

      TAXES AND DISTRIBUTIONS
      The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryover for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary. Taxes on foreign interest and dividend income are withheld in accordance with the applicable country's tax treaty with the United States.

      The Fund's policy is to declare and pay distributions from net investment income semi-annually, and from net realized short-term and long-term capital gains at least annually. All distributions will be paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

      Dividends received by shareholders of the Fund which are derived from foreign source income and foreign taxes paid by the Fund are to be treated, to the extent allowable under the Code, as if received and paid by the shareholders of the Fund.

      The Fund may be subject to capital gains and repatriation taxes imposed by certain countries in which it invests.

      Income dividends and capital gain distrbutions are determined in accordance with U.S. federal income tax regulations which may differ from U.S. GAAP. During the years ended February 28, 2002 and February 28, 2003, the tax basis of distributions paid were a follows: ordinary income -- $1,563,464 and $749,692, respectively.

      As of February 28, 2003, the components of distributable earnings on a tax basis consisted of $803,288 of undistributed ordinary income.

      At February 28, 2003, the Fund had a capital loss carryforward available to offset future capital gains, if any, to the extent permitted by the Code of $6,035,369, $17,265,440 and $9,986,503 expiring in 2009, 2010 and
      2011, respectively. The Fund has elected to defer to March 1, 2003 post-October capital losses of $2,072,583.

      The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 2003. This

GMO ASIA FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------
      reclassification has no impact on net investment income, realized gain/loss or the net asset value of the Fund and is primarily attributable to certain differences in the computation of distributable income and capital gains under U.S. federal tax rules versus U.S. GAAP. The financial highlights exclude these adjustments.

            Accumulated
         Undistributed Net  Accumulated Net
         Investment Income   Realized Loss
         -----------------  ---------------
              $10,800          $(10,800)

      Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

      SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
      Security transactions are accounted for on trade date. Dividend income, net of applicable withholding taxes, is recorded on the ex-dividend date, or when the Fund is informed of the ex-dividend date, if later. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and discounts. Non-cash dividends, if any, are recorded at the fair market value of the securities received. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis. Interest income on U.S. Treasury inflation indexed securities is accrued daily based upon an inflation adjusted principal. Additionally, any increase in the principal or face amount of the securities adjusted for inflation is recorded as interest income.

      EXPENSES
      The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

      PURCHASES AND REDEMPTIONS OF FUND SHARES
      Effective March 27, 2002, the level of purchase premiums and redemption fees are each 0.80%. Prior to March 27, 2002 the purchase premium on cash purchases and redemption fee was 1.20% and 0.40%, respectively, of the amount invested or redeemed. Shares acquired prior to March 27, 2002, will continue to be subject to a redemption fee of 0.40%. If the Manager determines that any portion of a cash purchase or redemption fee is offset by a corresponding cash redemption or purchase occurring on the same day, the purchase premium or redemption fee charged by the Fund will be reduced by 100% with respect to that portion. In addition, the purchase premium or redemption fee charged by the Fund may be waived if the Manager determines the Fund is either substantially overweighted or underweighted in cash so that a redemption or purchase will not

GMO ASIA FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------
      require a securities transaction. All purchase premiums and redemption fees are paid to and recorded by the Fund as paid-in capital. For the years ended February 28, 2002 and February 28, 2003, the Fund received $366 and $32,558 in purchase premiums and $31 and $25,581 in redemption fees, respectively. There is no premium for reinvested distributions.

      INVESTMENT RISK
      Investments in emerging countries present certain risks that are not inherent in many other securities. Many emerging countries present elements of political and/or economic instability. The securities markets of emerging countries are generally smaller and less developed than the securities markets of the U.S. and developed foreign markets. Further, countries may impose various types of foreign currency regulations or controls which may impede the Fund's ability to repatriate amounts it receives. The Fund may acquire interests in securities in anticipation of improving conditions in the related countries. These factors may result in significant volatility in the values of its holdings. The markets for emerging countries are relatively illiquid. Accordingly, the Fund may not be able to realize in an actual sale amounts approximating those used to value its holdings.

2.    FEES AND OTHER TRANSACTIONS WITH AFFILIATES

      GMO earns a management fee paid monthly at the annual rate of .81% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on the average daily net assets at the annual rate of .15% for Class III shares.

      GMO has entered into a binding agreement effective until at least
      June 30, 2003 to reimburse the Fund to the extent that the Fund's total annual operating expenses (excluding shareholder service fees, custody fees, fees and expenses of the independent Trustees of the Trust (including legal fees), brokerage commissions and other investment-related costs, hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes), securities lending fees and expenses, interest expense and transfer taxes) exceed the management fee.

      The Fund incurred fees and expenses indirectly as a shareholder in GMO Alpha LIBOR Fund. For the year ended February 28, 2003, indirect operating expenses (excluding investment-related expenses) were less than .001% of the Fund's average daily net assets, and indirect investment-related expenses (including, but not limited to, interest expense, foreign audit expense, and investment-related legal expense) were .001% of the Fund's average daily net assets.

      As of February 28, 2003, greater than 10% of the Fund's shares were held by accounts for which the Manager has investment discretion.

GMO ASIA FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------

      The Fund's portion of the fee paid by the Trust to the independent Trustees during the year ended February 28, 2003, was $2,639. No remuneration is paid to any Trustee or officer who is affiliated with the Manager.

3.    PURCHASES AND SALES OF SECURITIES

      Cost of purchase and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2003, were as follows:

                                                                   Purchases      Sales
                                                                  -----------  -----------
         U.S. Government securities                               $   496,344  $ 1,088,588
         Investments (non-U.S. Government securities)              81,471,234   79,335,518

      At February 28, 2003, the cost for Federal income tax purposes and gross unrealized appreciation and depreciation in the value of investments held were as follows:

                         Gross Unrealized  Gross Unrealized  Net Unrealized
         Aggregate Cost    Appreciation      Depreciation     Depreciation
         --------------  ----------------  ----------------  --------------
          $108,585,533     $15,795,919       $(19,206,367)    $(3,410,448)

4.    PRINCIPAL SHAREHOLDERS

      At February 28, 2003, 69.4% of the outstanding shares of the Fund were held by three shareholders, each holding in excess of 10% of the outstanding shares of the Fund. Investment activities of these shareholders may have a material effect on the Fund.

GMO ASIA FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------

5.    SHARE TRANSACTIONS

      The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                                             Year Ended           Year Ended
                                                          February 28, 2003    February 28, 2002
                                                        ---------------------  -----------------
                                                         Shares     Amount     Shares    Amount
         Class III:                                     --------  -----------  -------  --------
         Shares sold                                     507,393  $ 4,075,321    6,316  $ 44,516
         Shares issued to shareholders
           in reinvestment of distributions               39,072      330,158   97,208   668,789
         Shares repurchased                             (583,805)  (4,893,289)  (3,197)  (21,843)
                                                        --------  -----------  -------  --------
         Net increase (decrease)                         (37,340) $  (487,810) 100,327  $691,462
                                                        ========  ===========  =======  ========

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE TRUSTEES OF GMO TRUST AND THE SHAREHOLDERS OF
GMO ASIA FUND

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Asia Fund (the "Fund") (a series of GMO Trust) at February 28, 2003, and the results of its operations, the changes in its net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 15, 2003

GMO ASIA FUND
(A SERIES OF GMO TRUST)
TAX INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

      During the year ended February 28, 2003, the Fund paid foreign taxes of $374,833 and recognized foreign source income of $2,772,710.

TRUSTEES AND OFFICERS (UNAUDITED)
The following tables list the Trust's Trustees and officers; their address and age; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information includes additional information about the Trust's trustees and is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

INDEPENDENT TRUSTEES:

                                                                                                    Number of
                                                                                                  Portfolios in
                                                         Term of              Principal               Fund
                                                      Office(1) and         Occupation(s)            Complex           Other
              Name, Address,          Position(s)       Length of         During Past Five          Overseen       Directorships
                  and Age           Held with Fund     Time Served              Years              by Trustee     Held by Trustee
         -------------------------  ---------------  ---------------  -------------------------  ---------------  ---------------
         Jay O. Light               Trustee of the   Since May 1996   Professor of Business            39              *(2)
         c/o GMO Trust              Trust                             Administration and Senior
         40 Rowes Wharf                                               Associate Dean, Harvard
         Boston, MA 02110                                             University.
         Age: 61
         Donald W. Glazer, Esq.     Trustee of the   Since December   Advisory Counsel, Goodwin        39              None
         c/o GMO Trust              Trust            2000             Procter LLP; Secretary
         40 Rowes Wharf                                               and Consultant,
         Boston, MA 02110                                             Provant, Inc. (provider
         Age: 58                                                      of performance
                                                                      improvement training
                                                                      services and products)
                                                                      (1998 - present);
                                                                      Consultant -- Business
                                                                      and Law.

 (1) Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.
 (2) Mr. Light is a director of Harvard Management Company, Inc. and Security Capital European Realty. Neither of these companies has a class of securities registered pursuant to Section 12 of the Securities Exchange Act or subject to the requirements of Section 15(d) of the Act and neither of these companies is a registered investment company.

INTERESTED TRUSTEES:

                                                                                                    Number of
                                                                                                  Portfolios in
                                                         Term of              Principal               Fund
                                                      Office(1) and         Occupation(s)            Complex           Other
              Name, Address,          Position(s)       Length of            During Past            Overseen       Directorships
                  and Age           Held with Fund     Time Served           Five Years            by Trustee     Held by Trustee
         -------------------------  ---------------  ---------------  -------------------------  ---------------  ---------------

         R. Jeremy Grantham(3)      Chairman of the  Since September  Member, Grantham, Mayo,          39              None
         c/o GMO Trust              Board of         1985. President  Van Otterloo & Co. LLC.
         40 Rowes Wharf             Trustees of the  from February
         Boston, MA 02110           Trust            2002 - October
         Age: 64                                     2002.

 (1) Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.
 (3) Trustee is deemed to be an "interested person" of the Trust and Grantham, Mayo, Van Otterloo & Co. LLC, as defined by the 1940 Act.

PRINCIPAL OFFICERS:

                                                                                              Principal Occupation(s)
              Name, Address,               Position(s)         Term of Office(4) and Length         During Past
                  and Age                Held with Fund               of Time Served                Five Years
         -------------------------  -------------------------  ----------------------------  -------------------------

         Scott Eston                President and Chief        President and Chief           Chief Financial Officer
         c/o GMO Trust              Executive Officer of the   Executive Officer since       (1997 - present), Chief
         40 Rowes Wharf             Trust                      October 2002; Vice President  Operating Officer
         Boston, MA 02110                                      from August 1998 - October    (2000 - present) and
         Age: 47                                               2002.                         Member, Grantham, Mayo,
                                                                                             Van Otterloo & Co. LLC.

         Susan Randall Harbert      Chief Financial Officer    Chief Financial Officer       Member, Grantham, Mayo,
         c/o GMO Trust              and Treasurer of the       Since February 2000;          Van Otterloo & Co. LLC.
         40 Rowes Wharf             Trust                      Treasurer since February
         Boston, MA 02110                                      1998.
         Age: 45

         Brent Arvidson             Assistant Treasurer of     Since September 1998.         Senior Fund
         c/o GMO Trust              the Trust                                                Administrator, Grantham,
         40 Rowes Wharf                                                                      Mayo, Van Otterloo & Co.
         Boston, MA 02110                                                                    LLC.
         Age: 33

         William R. Royer, Esq.     Vice President and Clerk   Vice President since          General Counsel, Anti-
         c/o GMO Trust 40           of the Trust               February 1997; Clerk since    Money Laundering
         Rowes Wharf                                           March 2001; May 1999 -        Reporting Officer (July
         Boston, MA 02110                                      August 1999.                  2002 - February 2003) and
         Age: 37                                                                             Member, Grantham, Mayo,
                                                                                             Van Otterloo & Co. LLC.

         Elaine M. Hartnett, Esq.   Vice President and         Vice President since August   Associate General
         c/o GMO Trust              Secretary of the Trust     1999; Secretary since March   Counsel, Grantham, Mayo,
         40 Rowes Wharf                                        2001.                         Van Otterloo & Co. LLC
         Boston, MA 02110                                                                    (June 1999 - present);
         Age: 58                                                                             Associate/ Junior
                                                                                             Partner, Hale and Dorr
                                                                                             LLP (1991 - 1999).

         Julie Perniola             Vice President and Anti-   Since February 2003.          Anti-Money Laundering
         c/o GMO Trust              Money Laundering                                         Reporting Officer
         40 Rowes Wharf             Compliance Officer                                       (February 2003 - present)
         Boston, MA 02110                                                                    and Compliance Officer,
         Age: 32                                                                             Grantham, Mayo, Van
                                                                                             Otterloo & Co. LLC.

 (4) Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

GMO CORE PLUS BOND FUND
(A SERIES OF GMO TRUST)
ANNUAL REPORT
FEBRUARY 28, 2003

GMO CORE PLUS BOND FUND
(A SERIES OF GMO TRUST)
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT

Day-to-day management of the Fund's portfolio is the responsibility of the Fixed Income Division at Grantham, Mayo, Van Otterloo & Co. LLC.

MANAGEMENT DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

The Class III shares of the GMO Core Plus Bond Fund returned +6.5% for the fiscal year ended February 28, 2003, compared to +9.9% for the Lehman Brothers U.S. Aggregate Bond Index. The Fund's exposure to various issues is achieved directly and indirectly through its investment in the GMO Emerging Country Debt Fund, the GMO Alpha LIBOR Fund (ALF), and the GMO Short-Duration Collateral Fund.

The Fund underperformed the benchmark during the fiscal year by 3.4%. Bond market, emerging debt, and currency selection added value during the fiscal year, while issue selection underperformed. Issue selection dramatically hurt performance in late 2002. Credit related spread widening in the assets underlying the Fund's investment in ALF and the default of certain healthcare receivable asset-backed bonds held by ALF, which were allegedly involved in a massive fraud, contributed to the underperformance. National Century Financial Enterprises, the sponsor of $3.35 billion of health care asset-backed receivables allegedly violated the terms of the bonds' indentures by, among other things, spending cash collateral, accepting collateral other than permitted receivables, moving receivables between trusts to meet compliance tests, and reimbursing healthcare providers for more than the value of receivables purchases. National Century, its affiliated operations, the trusts, and many healthcare providers have declared bankruptcy. This event had a negative effect on the net asset value of ALF, and an indirect effect on GMO Core Plus Bond Fund of -5.5% (through February 28, 2003).

Overweight positions in Euro-member country bonds and the U.S. bond market as well as an underweight position in Japanese government bonds added value during the period. In addition, an underweight position in the U.S. dollar and overweight positions in the Australian dollar and Swedish krona generated significant gains.

OUTLOOK

The Fund is structured to benefit from outperformance in the Canadian, Euro-member country, Swedish, U.S., and emerging bond markets. We expect the Australian, Japanese government, and Swiss bond markets to underperform. Strong relative performance is expected from Canadian dollars, Swedish krona, and British gilt markets. The euro, Japanese yen and Australian and US dollars are expected to underperform. At the end of the period, 3.9% of the Fund was invested in Emerging Country Debt Fund.

THE VIEWS EXPRESSED HEREIN ARE EXCLUSIVELY THOSE OF GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC MANAGEMENT AS OF THE DATE OF THIS REPORT AND ARE SUBJECT TO CHANGE. THEY ARE NOT MEANT AS INVESTMENT ADVICE.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
    GMO CORE PLUS BOND FUND CLASS III SHARES AND THE
       LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX
                AS OF FEBRUARY 28, 2003
                                                          GMO CORE PLUS  LEHMAN BROTHERS U.S.
                                                            BOND FUND    AGGREGATE BOND INDEX
4/30/97                                                         $10,000               $10,000
6/30/97                                                         $10,250               $10,214
9/30/97                                                         $10,770               $10,554
12/31/97                                                        $11,195               $10,864
3/31/98                                                         $11,332               $11,033
6/30/98                                                         $11,470               $11,291
9/30/98                                                         $11,644               $11,769
12/31/98                                                        $11,628               $11,808
3/31/99                                                         $11,353               $11,750
6/30/99                                                         $11,287               $11,646
9/30/99                                                         $11,276               $11,726
12/31/99                                                        $11,352               $11,711
3/31/2000                                                       $11,675               $11,970
6/30/2000                                                       $11,806               $12,178
9/30/2000                                                       $12,176               $12,545
12/31/2000                                                      $12,789               $13,073
3/31/2001                                                       $13,256               $13,470
6/30/2001                                                       $13,321               $13,545
9/30/2001                                                       $13,971               $14,171
12/31/2001                                                      $14,055               $14,176
3/31/2002                                                       $14,055               $14,190
6/30/2002                                                       $14,716               $14,714
9/30/2002                                                       $15,322               $15,388
12/31/2002                                                      $14,872               $15,630
2/28/2003                                                       $15,240               $15,860

AVERAGE ANNUAL TOTAL RETURN
                                               SINCE
                                             INCEPTION
                             1 YEAR  5 YEAR   4/30/97
Class III                     6.45%   6.32%      7.49%

Performance shown is net of all fees after reimbursement from the manager. Returns and net asset values of fund investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. Past performance is not indicative of future performance. Information is unaudited.

GMO CORE PLUS BOND FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2003

          PAR VALUE    DESCRIPTION                                          VALUE ($)
---------------------------------------------------------------------------------------
                       DEBT OBLIGATIONS -- 34.5%
                       ALBANIA -- 1.4%
USD        15,681,227  Republic of Albania Par Bond, Zero Coupon, 0.00%,
                         due 08/31/25                                         3,920,307
                                                                           ------------
                       AUSTRIA -- 2.1%
GBP           500,000  Bank Austria AG Series EMTN, 8.38%, due 11/04/11         972,388
USD         4,175,000  Bank Austria AG, 144A, 7.25%, due 02/15/17             5,082,645
                                                                           ------------
                                                                              6,055,033
                                                                           ------------
                       BRAZIL -- 1.1%
USD        10,000,000  Brazil Discount Bond, Principal Strip, Series D1A,
                         Zero Coupon, 0.00%, due 04/15/24(a)                  3,007,294
                                                                           ------------
                       CAYMAN ISLANDS -- 1.0%
CAD         4,000,000  Government of Canada (Cayman), 7.25%, due 06/01/08     2,991,006
                                                                           ------------
                       CHILE -- 0.3%
USD           750,000  Banco Santander Series MBIA, 6.50%, due 11/01/05         819,456
                                                                           ------------
                       LUXEMBOURG -- 2.6%
USD         8,000,000  Tyco International Group SA, 5.80%, due 08/01/06       7,560,000
                                                                           ------------
                       MEXICO -- 1.2%
USD         3,000,000  Pemex Finance Ltd Series 1A1, AMBAC 144A, 6.30%,
                         due 05/15/10                                         3,334,620
                                                                           ------------
                       UNITED STATES -- 24.8%
                       U.S. GOVERNMENT -- 13.9%
USD        10,100,000  U.S. Treasury 0.00% Receipts, due 02/15/10(a)          7,581,149
USD        10,100,000  U.S. Treasury 0.00% Receipts, due 02/15/12(a)          6,714,921
USD        10,100,000  U.S. Treasury 0.00% Receipts, due 08/15/12(a)          6,505,135
USD        16,797,450  U.S. Treasury Inflation Indexed Note, 3.63%, due
                         01/15/08(b)                                         18,975,869
                                                                           ------------
                                                                             39,777,074
                                                                           ------------

              See accompanying notes to the financial statements.

GMO CORE PLUS BOND FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2003

         PAR VALUE/
           SHARES      DESCRIPTION                                          VALUE ($)
---------------------------------------------------------------------------------------
                       U.S. GOVERNMENT AGENCY -- 10.9%
USD        30,000,000  Fannie Mae, TBA, 6.00%, due 03/01/33                  31,209,375
                                                                           ------------

                       TOTAL UNITED STATES                                   70,986,449
                                                                           ------------

                       TOTAL DEBT OBLIGATIONS (COST $91,885,544)             98,674,165
                                                                           ------------
                       MUTUAL FUNDS -- 72.5%
            1,178,327  GMO Emerging Country Debt Fund, Class III             11,217,670
            1,645,747  GMO Alpha LIBOR Fund(c)                               39,037,123
            6,281,038  GMO Short-Duration Collateral Fund                   157,088,760
                                                                           ------------
                       TOTAL MUTUAL FUNDS (COST $209,825,907)               207,343,553
                                                                           ------------

          PRINCIPAL
           AMOUNT
        -------------
                       CALL OPTIONS PURCHASED -- 0.5%
                       CROSS CURRENCY OPTIONS -- 0.5%
GBP        18,300,000  GBP Call/JPY Put, Expires 01/23/04, Strike 184.00        762,190
GBP        11,100,000  GBP Call/JPY Put, Expires 04/14/03, Strike 181.00        467,243
USD         8,600,000  JPY Call/USD Put, Expires 07/03/03, Strike 117.30        207,057
                                                                           ------------
                                                                              1,436,490
                                                                           ------------

                       TOTAL CALL OPTIONS PURCHASED (COST $2,010,027)         1,436,490
                                                                           ------------
                       PUT OPTIONS PURCHASED -- 0.0%
                       CROSS CURRENCY OPTIONS -- 0.0%
GBP        19,500,000  GBP Put/USD Call, Expires 06/05/03, Strike 1.428           6,143
                                                                           ------------

                       TOTAL PUT OPTIONS PURCHASED (COST $796,887)                6,143
                                                                           ------------

              See accompanying notes to the financial statements.
2

GMO CORE PLUS BOND FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2003

           SHARES/
        PAR VALUE ($)  DESCRIPTION                                          VALUE ($)
---------------------------------------------------------------------------------------
                       PREFERRED STOCKS -- 2.2%
                       UNITED STATES -- 2.2%
               10,000  Home Ownership Funding 2 Preferred 144A, 133.38%       6,276,149
                                                                           ------------

                       TOTAL PREFERRED STOCKS (COST $6,387,253)               6,276,149
                                                                           ------------
                       SHORT-TERM INVESTMENTS -- 0.4%
                       CASH EQUIVALENTS -- 0.4%
USD         1,255,790  Merrimac Cash Fund                                     1,255,790
                                                                           ------------

                       TOTAL SHORT-TERM INVESTMENTS (COST $1,255,790)         1,255,790
                                                                           ------------
                       TOTAL INVESTMENTS -- 110.1%
                       (Cost $312,161,408)                                  314,992,290

                       Other Assets and Liabilities (net) -- (10.1%)        (28,962,276)
                                                                           ------------
                       TOTAL NET ASSETS -- 100.0%                          $286,030,014
                                                                           ============

              See accompanying notes to the financial statements.

GMO CORE PLUS BOND FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2003

NOTES TO SCHEDULE OF INVESTMENTS:
144A - Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

AMBAC - Insured as to the payment of principal and interest by AMBAC Assurance Corporation

EMTN - Euromarket Medium Term Note

MBIA - Insured as to the payment of principal and interest by MBIA Insurance Corp

TBA - To Be Announced (Note 1)

CURRENCY ABBREVIATIONS:

AUD - Australian Dollar
CAD - Canadian Dollar
CHF - Swiss Franc
EUR - Euro
GBP - British Pound
JPY - Japanese Yen
SEK - Swedish Krona
USD - United States Dollar

(a) Security valued at fair value using methods determined in good faith by or at the direction of the Trustees (Note 1).

(b) All or a portion of this security has been segregated to cover margin requirements on open financial futures contracts (Note 6).

(c) All or a portion of this security has been segregated to cover collateral requirements on TBA obligations (Note 1).

4             See accompanying notes to the financial statements.

GMO CORE PLUS BOND FUND
(A SERIES OF GMO TRUST)
STATEMENT OF ASSETS AND LIABILITIES -- FEBRUARY 28, 2003
--------------------------------------------------------------------------------

ASSETS:
   Investments, at value (cost $312,161,408) (Note 1)         $314,992,290
   Receivable for Fund shares sold                                 150,000
   Interest receivable                                             373,252
   Receivable for open forward foreign currency contracts
    (Notes 1 and 6)                                              3,418,913
   Receivable for variation margin on open futures contracts
    (Notes 1 and 6)                                                303,674
   Receivable for expenses reimbursed by Manager (Note 2)           16,834
                                                              ------------

      Total assets                                             319,254,963
                                                              ------------

LIABILITIES:
   Payable for forward commitments (Note 1)                     30,970,312
   Payable to affiliate for (Note 2):
      Management fee                                                56,061
      Shareholder service fee                                       33,636
   Payable for open forward foreign currency contracts
    (Notes 1 and 6)                                              1,992,753
   Net payable for open swap contracts (Notes 1 and 6)             126,436
   Accrued expenses                                                 45,751
                                                              ------------

      Total liabilities                                         33,224,949
                                                              ------------
NET ASSETS                                                    $286,030,014
                                                              ============

NET ASSETS CONSIST OF:
   Paid-in capital                                            $278,818,842
   Distributions in excess of net investment income             (3,041,202)
   Accumulated net realized gain                                 5,610,167
   Net unrealized appreciation                                   4,642,207
                                                              ------------
                                                              $286,030,014
                                                              ============

NET ASSETS ATTRIBUTABLE TO:
   Class III shares                                           $286,030,014
                                                              ============

SHARES OUTSTANDING:
   Class III                                                    28,736,061
                                                              ============

NET ASSET VALUE PER SHARE:
   Class III                                                  $       9.95
                                                              ============

              See accompanying notes to the financial statements.              5

GMO CORE PLUS BOND FUND
(A SERIES OF GMO TRUST)
STATEMENT OF OPERATIONS -- YEAR ENDED FEBRUARY 28, 2003
--------------------------------------------------------------------------------

INVESTMENT INCOME:
   Interest                                                   $ 3,603,481
   Dividends from investment company shares                     3,169,670
                                                              -----------

         Total income                                           6,773,151
                                                              -----------
EXPENSES:
   Management fee (Note 2)                                        757,034
   Custodian and transfer agent fees                              132,029
   Audit fees                                                      39,197
   Legal fees                                                      20,849
   Trustees fees and related expenses (Note 2)                      8,927
   Registration fees                                                5,525
   Miscellaneous                                                    5,664
   Fees reimbursed by Manager (Note 2)                           (197,493)
                                                              -----------
                                                                  771,732
   Indirectly incurred fees reimbursed by Manager (Note 2)        (45,346)
                                                              -----------
                                                                  726,386
                                                              -----------
   Shareholder service fee (Note 2) - Class III                   454,221
   Shareholder service fee reimbursed (Note 2) - Class III        (16,528)
                                                              -----------
                                                                  437,693
                                                              -----------
      Net expenses                                              1,164,079
                                                              -----------

         Net investment income                                  5,609,072
                                                              -----------

REALIZED AND UNREALIZED GAIN (LOSS):
   Net realized gain (loss) on:
      Investments                                             (19,597,184)
      Realized gains distributions from investment company
      shares                                                      901,301
      Closed futures contracts                                  2,141,781
      Closed swap contracts                                     9,672,155
      Written options                                              96,554
      Foreign currency, forward contracts and foreign
      currency related transactions                             9,251,677
                                                              -----------

         Net realized gain                                      2,466,284
                                                              -----------
   Change in net unrealized appreciation (depreciation) on:
      Investments                                              10,081,873
      Open futures contracts                                      199,021
      Open swap contracts                                         (29,064)
      Foreign currency, forward contracts and foreign
      currency related transactions                               669,140
                                                              -----------

         Net unrealized gain                                   10,920,970
                                                              -----------

      Net realized and unrealized gain                         13,387,254
                                                              -----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS          $18,996,326
                                                              ===========

6             See accompanying notes to the financial statements.

GMO CORE PLUS BOND FUND
(A SERIES OF GMO TRUST)
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                            YEAR ENDED         YEAR ENDED
                                                         FEBRUARY 28, 2003  FEBRUARY 28, 2002
                                                         -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
   Net investment income                                   $  5,609,072       $ 15,863,393
   Net realized gain                                          2,466,284          5,916,925
   Change in net unrealized appreciation (depreciation)      10,920,970         (9,292,020)
                                                           ------------       ------------

   Net increase in net assets from operations                18,996,326         12,488,298
                                                           ------------       ------------

Distributions to shareholders from:
   Net investment income
      Class III                                             (12,462,812)       (17,797,440)
                                                           ------------       ------------
      Total distributions from net investment income        (12,462,812)       (17,797,440)
                                                           ------------       ------------
   Net realized gains
      Class III                                             (16,722,852)          (130,656)
                                                           ------------       ------------
      Total distributions from net realized gains           (16,722,852)          (130,656)
                                                           ------------       ------------

                                                            (29,185,664)       (17,928,096)
                                                           ------------       ------------
   Net share transactions (Note 5):
      Class III                                             (43,819,811)       189,067,102
                                                           ------------       ------------
   Increase (decrease) in net assets resulting from net
    share transactions                                      (43,819,811)       189,067,102
                                                           ------------       ------------

      Total increase (decrease) in net assets               (54,009,149)       183,627,304
NET ASSETS:
   Beginning of period                                      340,039,163        156,411,859
                                                           ------------       ------------
   End of period (including distributions in excess of
    net investment income of $3,041,202 and $2,267,971,
    respectively)                                          $286,030,014       $340,039,163
                                                           ============       ============

              See accompanying notes to the financial statements.              7

GMO CORE PLUS BOND FUND
(A SERIES OF GMO TRUST)
FINANCIAL HIGHLIGHTS
(FOR A CLASS III SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------

                                                                     YEAR ENDED FEBRUARY 28/29,
                                          --------------------------------------------------------------------------------
                                              2003             2002           2001(D)            2000             1999
                                          ------------     ------------     ------------     ------------     ------------
NET ASSET VALUE, BEGINNING OF PERIOD        $  10.39         $  10.17         $   9.64         $  10.23         $  10.60
                                            --------         --------         --------         --------         --------

Income from investment operations:
   Net investment income                        0.19(a)+         0.77(a)+         0.62(a)+         0.62+            0.64+
   Net realized and unrealized gain
     (loss)                                     0.45             0.07             0.73            (0.40)           (0.58)
                                            --------         --------         --------         --------         --------

      Total from investment operations          0.64             0.84             1.35             0.22             0.06
                                            --------         --------         --------         --------         --------

Less distributions to shareholders:
   From net investment income                  (0.47)           (0.62)           (0.82)           (0.70)           (0.12)
   From net realized gains                     (0.61)              --(f)            --            (0.11)           (0.31)
                                            --------         --------         --------         --------         --------

      Total distributions                      (1.08)           (0.62)           (0.82)           (0.81)           (0.43)
                                            --------         --------         --------         --------         --------
NET ASSET VALUE, END OF PERIOD              $   9.95         $  10.39         $  10.17         $   9.64         $  10.23
                                            ========         ========         ========         ========         ========
TOTAL RETURN(b)                                 6.45%            8.53%           14.52%            2.26%            0.44%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)        $286,030         $340,039         $156,412         $120,276         $143,703
   Net operating expenses to average
     daily net assets                           0.38%(e)         0.38%(e)         0.39%(e)         0.40%            0.40%
   Interest expense to average daily net
     assets                                       --               --               --             0.01%(c)           --
   Total net expenses to average daily
     net assets                                 0.38%            0.38%            0.39%            0.41%              --
   Net investment income to average
     daily net assets                           1.85%(a)         7.39%(a)         6.34%(a)         6.19%            5.97%
   Portfolio turnover rate                       108%             113%             181%              40%             113%
   Fees and expenses reimbursed by the
     Manager to average daily net
     assets:                                    0.09%            0.09%            0.12%            0.10%            0.25%

 (a) Net investment income is affected by the timing of the declaration of dividends by other Funds of the Trust in which the Fund invests.
 (b) The total returns would have been lower had certain expenses not been reimbursed during the periods shown.
 (c) Interest expense incurred as a result of entering into reverse repurchase agreements is included in the Fund's net expenses. Income earned on investing proceeds from reverse repurchase agreements is included in interest income.
 (d) Effective March 1, 2000, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on debt securities. The effect of this change for the year ended February 28, 2001 was to decrease net investment income per share by $0.04, increase net realized gains and losses per share by $0.04, and decrease the ratio of net investment income to average net assets from 6.70% to 6.34%. Per share and ratio/supplemental data for periods prior to March 1, 2000 have not been restated to reflect this change.
 (e) Net expenses exclude expenses incurred indirectly through investment in underlying funds.
      See Note 2.
 (f)  The distribution from net realized gains was less than $0.01 per share.
 +    Calculated using average shares outstanding throughout the period.

8             See accompanying notes to the financial statements.

GMO CORE PLUS BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS
FEBRUARY 28, 2003
--------------------------------------------------------------------------------

1.    SIGNIFICANT ACCOUNTING POLICIES

      GMO Core Plus Bond Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts Business Trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees to create an unlimited number of series ("Funds"), each of which issues a separate series of shares, and to subdivide a series of shares into classes.

      The Fund seeks a high total return relative to its performance benchmark through direct and indirect investment in U.S. investment grade securities. The Fund achieves exposure to international bond and currency markets by investing, directly or through other Funds of the Trust, in a combination of foreign bond and currency derivatives, effectively adding to or subtracting from the U.S. bond return the performance of the Fund's international bond and currency investments. The Fund's benchmark is the Lehman Brothers U.S. Aggregate Bond Index.

      At February 28, 2003, 54.9% of the Fund was invested in the GMO Short-Duration Collateral Fund and 13.6% of the Fund was invested in the GMO Alpha LIBOR Fund, separate funds of GMO Trust managed by GMO. Shares of the GMO Alpha LIBOR Fund and the GMO Short-Duration Collateral Fund are not publicly available for direct purchase. At February 28, 2003, 3.9% of the net assets of the Fund was invested in the GMO Emerging Country Debt Fund, a separate fund of GMO Trust managed by GMO. The financial statements of the GMO Alpha LIBOR Fund, the GMO Short-Duration Collateral Fund and the GMO Emerging Country Debt Fund should be read in conjunction with the Fund's financial statements.

      The Fund invested a substantial portion of its assets in GMO Alpha LIBOR Fund ("Alpha LIBOR Fund") to obtain the Fund's core portfolio exposure. In November 2002, certain bonds held by Alpha LIBOR Fund ("NPF bonds") defaulted amid allegations of fraud and significant violations of the bonds' indentures. Currently, no market exists for the NPF bonds, and they are being valued at fair value by the trustees of GMO Trust or persons acting at their direction. The devaluation of the NPF bonds had a negative impact on the Fund's net asset value per share.

      In late November 2002, Alpha LIBOR Fund undertook a reorganization transaction with a new series of GMO Trust, GMO Short-Duration Collateral Fund ("SDCF") and approximately 78% of the Fund's interest in Alpha LIBOR Fund was transferred to SDCF in exchange for SDCF shares. The reorganization was treated as a sale of the Alpha LIBOR Fund shares for financial reporting purposes and a distribution by Alpha LIBOR Fund for tax purposes. Accordingly, for financial reporting purposes, the Fund recognized a loss on the sale of the Alpha LIBOR shares of approximately $17,424,200. In addition, the Fund recognized for tax, but not for financial reporting

GMO CORE PLUS BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------
      purposes, ordinary income of $6,635,832 and long-term capital gains of $1,183,564 from Alpha LIBOR Fund. $25,243,596 was added to the tax cost basis of the Fund's holdings of Alpha LIBOR Fund.

      The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      PORTFOLIO VALUATION
      Shares of other Funds of the Trust are valued at their net asset value as reported on each business day. Portfolio securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price. Securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, and those values are then translated into U.S. dollars at the current exchange rate. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair value. Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction. A security's value may be deemed unreliable if, for example, the Manager becomes aware of information or events occurring after the close of a foreign market that would materially affect that security's value.

      Some fixed income securities are valued at the closing bid for such securities as supplied by a primary pricing source chosen by the Manager. The Manager evaluates such primary pricing sources on an ongoing basis, and may change a pricing source should it deem it appropriate. The Manager is informed of erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and at its discretion may override a price supplied by a source (by taking a price supplied by another source).

      Securities may be valued by independent pricing services which use prices provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics.

GMO CORE PLUS BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------

      Certain securities held by the Fund, or underlying funds in which it invests, were valued on the basis of a price provided by a principal market maker. The prices provided by the principal market makers may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

      FOREIGN CURRENCY TRANSLATION
      The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the current exchange rates each business day. Income and expenses denominated in foreign currencies are translated at current exchange rates when accrued or incurred. The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of foreign currencies and forward foreign currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid.

      FORWARD CURRENCY CONTRACTS
      The Fund may enter into forward currency contracts and forward cross currency contracts in connection with settling planned purchases or sales of securities or to hedge the currency exposure associated with some or all of the Fund's portfolio securities. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if there are movements in foreign currency values that are unfavorable to the Fund. The value of the currencies the Fund has committed to buy or sell is shown under Note 6 and represents the currency exposure the Fund has acquired or hedged through forward currency contracts as of February 28, 2003.

GMO CORE PLUS BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------

      FUTURES CONTRACTS
      The Fund may purchase and sell futures contracts to manage its exposure to the financial markets. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. Upon entering into a futures contract, the Fund is required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. government and agency obligations in accordance with the initial margin requirements of the broker or exchange. In addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contracts. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is liquidated on the following business day. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Losses may arise from the changes in the value of the underlying instrument, if there is an illiquid secondary market for the contracts, or if counterparties do not perform under the contract terms. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. See Note 6 for all open futures contracts as of February 28, 2003.

      OPTIONS
      The Fund may write call and put options on futures, securities or currencies it owns or in which it may invest. Writing put options tends to increase the Fund's exposure to the underlying instrument. Writing call options tends to decrease the Fund's exposure to the underlying instrument. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased
      (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. At February 28, 2003, there were no open written option contracts.

      The Fund may also purchase put and call options. Purchasing call options tends to increase the Fund's exposure to the underlying instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying instrument. The Fund pays a premium which is included in the Fund's Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the

GMO CORE PLUS BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------
      amounts paid or offset against the proceeds on the underlying future, security or currency transaction to determine the realized gain or loss. The risk associated with purchasing put and call options is limited to the premium paid. See the Schedule of Investments for all open purchased option contracts as of February 28, 2003.

      Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by a primary pricing source chosen by the Manager.

      LOAN AGREEMENTS
      The Fund may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. The Fund's investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the "lender") that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan.

      INDEXED SECURITIES
      The Fund may invest in indexed securities whose redemption values and/or coupons are linked to the prices of other securities, securities indices, or other financial indicators. The Fund uses indexed securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets that may be difficult to invest in through conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment.

      SWAP AGREEMENTS
      The Fund may enter into swap agreements to manage its exposure to the financial markets. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into interest rate, total return, forward swap spread lock and credit default swap agreements to manage its exposure to interest rates and credit risk. Interest rate swap agreements involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Total return swap agreements involve

GMO CORE PLUS BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------
      commitments to pay interest in exchange for a market linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Forward swap spread lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the swap rate. The swap spread is the difference between the benchmark swap rate (market rate) and the specific treasury rate. In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party on its obligation. The Fund may use credit default swaps to provide a measure of protection against defaults of sovereign or corporate issuers (i.e., to reduce risk where the Fund owns or has exposure to the issuer) or to take an active long or short position with respect to the likelihood of a particular issuer's default. In connection with these agreements, cash or securities may be set aside as collateral by the Fund's custodian in accordance with the terms of the swap agreement. The Fund earns interest on cash set aside as collateral. Swaps are marked to market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. Net payments of interest on interest rate swap agreements are included as part of interest income. These financial instruments are not actively traded on financial markets. The values assigned to these instruments are based upon the best available information and because of the uncertainty of the valuation, these values may differ significantly from the values that would have been realized had a ready market for these instruments existed, and the differences could be material. Entering into these agreements involves, to varying degrees, elements of credit, legal, market, and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, or that there may be unfavorable changes in interest rates. See Note 6 for a summary of open swap agreements as of February 28, 2003.

      REPURCHASE AGREEMENTS
      The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Fund and the counterparty.

GMO CORE PLUS BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------
      In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters insolvency proceedings, recovery of cash by the Fund may be delayed or limited.

      REVERSE REPURCHASE AGREEMENTS
      The Fund may enter into reverse repurchase agreements with certain banks and broker/dealers whereby the Fund sells portfolio assets concurrent with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. In connection with these agreements, the Fund establishes segregated accounts with its custodian in which the Fund maintains cash, U.S. Government securities or other liquid high grade debt obligations in the name of the counterparty equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities the Fund has sold may decline below the price at which it is obligated to repurchase them under the agreement. For the year ended February 28, 2003, the Fund had not entered into any reverse repurchase agreements.

      DELAYED DELIVERY COMMITMENTS
      The Fund may purchase or sell securities on a when-issued or forward commitment basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Collateral consisting of liquid securities or cash and cash equivalents is maintained in an amount at least equal to these commitments with the custodian.

      SECURITY LENDING
      The Fund may lend its securities to certain qualified brokers. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of loss with respect to the investment of the collateral, the risk of delay in recovery or loss of rights in the collateral should the borrower of the securities fail financially. The Fund receives compensation for lending its securities. At February 28, 2003, the Fund had no securities on loan.

      TAXES AND DISTRIBUTIONS
      The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary. Taxes on foreign interest and dividend income are withheld in accordance with the applicable country's tax treaty with the United States.

GMO CORE PLUS BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------

      The Fund's policy is to declare and pay distributions from net investment income semi-annually, and from net realized short-term and long-term capital gains at least annually. All distributions will be paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

      Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from U.S. GAAP. During the years ended February 28, 2002 and February 28, 2003, the tax basis of distributions paid was as follows: ordinary income -- $17,928,096 and $28,462,809, respectively and long-term capital gains -- $0 and $722,855, respectively.

      As of February 28, 2003, the components of distributable earnings on a tax basis consisted of $6,190,213 and $1,184,470 of undistributed ordinary income and undistributed long-term gains, respectively. The temporary differences between book and tax bais distributable earnings are primarily due to foreign currency transactions, losses on wash sales transactions and differing treatments for amortization of premiums and discounts on debt securities.

      The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 2003. This reclassification has no impact on net investment income, realized gain/loss or the net asset value of the Fund and is primarily attributable to foreign currency transactions and the GMO Alpha LIBOR Fund transaction (See Note 1). The financial highlights exclude these adjustments.

           Distributions
         In Excess of Net   Accumulated Net
         Investment Income   Realized Gain    Paid-in Capital
         -----------------  ----------------  ---------------
            $6,080,509        $17,860,497      $(23,941,006)

      Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

      SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
      Security transactions are accounted for on trade date. Interest income is recorded on the accrual basis and is adjusted for the amortization of premium and discount. Dividend income is recorded on the ex-dividend date. Non cash dividends, if any, are recorded at the fair market value of the securities received. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis. Interest income on U.S. Treasury inflation indexed securities is accrued daily based upon an inflation adjusted principal. Additionally, any increase in principal or face amount of these securities is recorded as interest income.

GMO CORE PLUS BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------

      EXPENSES
      The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

      INVESTMENT RISK
      There are certain additional risks involved in investing in foreign securities that are not inherent in investments in domestic securities. These risks may involve adverse political and economic developments, including the possible imposition of capital controls or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times may be more volatile than securities of comparable U.S. companies and U.S. securities markets. The risks described above apply to an even greater extent to investments in emerging markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and developed foreign markets.

2.    FEES AND OTHER TRANSACTIONS WITH AFFILIATES

      GMO earns a management fee paid monthly at the annual rate of .25% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on the average daily net assets at the annual rate of .15% for Class III shares. The Fund may invest in Class III shares of GMO Emerging Country Debt Fund ("ECDF"). Like the management fee (as described below), the Fund's shareholder service fee will be waived (but not below zero) to the extent of the indirect shareholder service fees paid in connection with the Fund's investment in ECDF. The Fund does not incur any indirect shareholder service fees as a result of the Fund's investment in Alpha LIBOR Fund and SCDF. For the year ended February 28, 2003, shareholder service fees incurred indirectly by the Fund were 0.005% of the Fund's average daily net assets.

      GMO has entered into a binding agreement effective until at least
      June 30, 2003 to reimburse the Fund to the extent that the Fund's total annual operating expenses (excluding shareholder service fees, fees and expenses of the independent Trustees of the Trust (including legal fees), brokerage commissions and other investment-related costs, hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes), securities lending fees and expenses, interest expense and transfer taxes ("fund expenses")) and the amount of fees and operating expenses (excluding shareholder service fees (ECDF only) and fund expenses, as defined above) incurred indirectly by the Fund through its investment in the underlying funds (including GMO Alpha LIBOR Fund, GMO Short-Duration Collateral Fund, and ECDF) exceed the management fee.

GMO CORE PLUS BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------

      For the year ended February 28, 2003, indirect operating expenses (excluding shareholder service fees (GMO ECDF only) and investment-related expenses) and indirect investment-related expenses (including, but not limited to, interest expense, foreign audit expense, and investment-related legal expense) incurred by the Fund through its investment in underlying funds were 0.019% and 0.024% of the Fund's average daily net assets, respectively.

      As of February 28, 2003, a significant portion of the Fund's shares were held by accounts for which the Manager has investment discretion.

      The Fund's portion of the fee paid by the Trust to the independent Trustees during the year ended February 28, 2003 was $6,796. No remuneration is paid to any Trustee or officer who is affiliated with the Manager.

3.    PURCHASES AND SALES OF SECURITIES

      For the year ended February 28, 2003, cost of purchases and proceeds from sales of investments, other than short-term obligations, were as follows:

                                                                   Purchases       Sales
                                                                  ------------  ------------
         U.S. Government securities                               $299,830,469  $311,347,461
         Investments (non-U.S. Government securities)               55,821,116   106,157,927

      For the year ended February 28, 2003, the cost of purchases and proceeds from sale of investments excluded $154,957,650 and $149,757,650, respectively, from the initial transfer of GMO Alpha LIBOR Fund's investments in GMO Short-Duration Collateral Fund.

      At February 28, 2003, the cost for U.S. federal income tax purposes and gross unrealized appreciation and depreciation in value of investments were as follows:

                         Gross Unrealized  Gross Unrealized  Net Unrealized
         Aggregate Cost    Appreciation      Depreciation     Depreciation
         --------------  ----------------  ----------------  --------------
          $339,043,245      $5,045,136       $(29,906,091)    $(24,050,955)

4.    PRINCIPAL SHAREHOLDERS

      At February 28, 2003, 85.2% of the outstanding shares of the Fund were held by three shareholders, each holding in excess of 10% of the Fund's outstanding shares. Investment activities of these shareholders may have a material effect on the Fund.

GMO CORE PLUS BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------

5.    SHARE TRANSACTIONS

      The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                                               Year Ended                 Year Ended
                                                            February 28, 2003         February 28, 2002
                                                        -------------------------  ------------------------
                                                          Shares       Amount        Shares       Amount
         Class III:                                     ----------  -------------  ----------  ------------
         Shares sold                                     2,799,171  $  29,003,553  19,956,747  $216,580,773
         Shares issued to shareholders in reinvestment
           of distributions                              2,938,072     28,757,501   1,654,864    16,728,562
         Shares repurchased                             (9,732,495)  (101,580,865) (4,254,015)  (44,242,233)
                                                        ----------  -------------  ----------  ------------
         Net increase (decrease)                        (3,995,252) $ (43,819,811) 17,357,596  $189,067,102
                                                        ==========  =============  ==========  ============

6.    FINANCIAL INSTRUMENTS

      A summary of outstanding financial instruments at February 28, 2003 is as follows:

      FORWARD CURRENCY CONTRACTS

                                                                    Net Unrealized
         Settlement                        Units                     Appreciation
            Date     Deliver/Receive    of Currency       Value     (Depreciation)
         ----------  ----------------  --------------  -----------  --------------

            Buys
           3/25/03   AUD                  57,700,000   $34,948,554   $   926,514
           4/01/03   CAD                  47,000,000    31,508,508       778,919
           3/04/03   CHF                  90,700,000    66,887,906     1,161,203
           4/29/03   CHF                  55,600,000    41,050,592        47,642
           4/15/03   GBP                   1,900,000     2,984,569       (72,531)
           3/18/03   JPY               2,790,000,000    23,611,156       (73,024)
                                                                     -----------
                                                                     $ 2,768,723
                                                                     ===========

GMO CORE PLUS BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------

      FORWARD CURRENCY CONTRACTS -- CONTINUED

                                                                    Net Unrealized
         Settlement                        Units                    Appreciation
           Date      Deliver/Receive    of Currency      Value      (Depreciation)
         ----------  ----------------  --------------  -----------  --------------
           Sales
           3/25/03   AUD                  38,100,000   $23,076,948   $  (717,734)
           4/01/03   CAD                  33,300,000    22,324,113      (477,313)
           3/04/03   CHF                  90,700,000    66,887,906      (607,571)
           4/22/03   EUR                   7,800,000     8,392,491        19,029
           4/15/03   GBP                   7,400,000    11,624,111       216,548
           3/18/03   JPY               4,180,000,000    35,374,419       (44,580)
                                                                     -----------
                                                                     $(1,611,621)
                                                                     ===========

         FORWARD CROSS CURRENCY CONTRACTS
         Settlement   Deliver/Units of       Receive/In      Net Unrealized
            Date          Currency          Exchange For      Appreciation
         ----------   -----------------   ----------------   --------------
          3/11/03     CHF   50,471,150    EUR   34,700,000        164,202
          4/08/03     EUR   49,700,000    SEK  457,180,360        104,856
                                                              -----------
                                                              $   269,058
                                                              ===========

      FUTURES CONTRACTS

                                                                                          Net Unrealized
         Number of                                                            Contract     Appreciation
         Contracts                  Type                   Expiration Date     Value      (Depreciation)
         ---------  -------------------------------------  ---------------  ------------  --------------

           Buys
             117    Canadian Government Bond 10 Yr.        June 2003        $ 8,382,723    $    11,704
              29    Euro BOBL                              March 2003         3,546,328         89,161
              25    Euro BOBL                              June 2003          3,032,121           (432)
              16    Euro Bund                              March 2003         2,011,951         46,683
              79    Euro Bund                              June 2003          9,859,079           (143)
             205    U.S. Long Bond                         June 2003         23,466,094        346,595
             259    U.S. Treasury Note 10 Yr.              June 2003         29,882,125        150,636
                                                                                           -----------
                                                                                           $   644,204
                                                                                           ===========

GMO CORE PLUS BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------

      FUTURES CONTRACTS -- CONTINUED

                                                                                          Net Unrealized
         Number of                                                           Contract     Appreciation
         Contracts                 Type                    Expiration Date    Value       (Depreciation)
         ---------  -------------------------------------  ---------------  ------------  --------------
           Sales
              38    Australian Government Bond 10 Yr.      March 2003       $ 2,472,846    $   (64,614)
              79    Australian Government Bond 3 Yr.       March 2003         4,999,707        (61,456)
               6    Japanese Government Bond 10 Yr.        March 2003         7,267,498        (76,262)
              18    Japanese Government Bond 10 Yr.        June 2003         21,708,099        (25,530)
             113    Swiss Government Bond                  March 2003        10,964,167       (371,869)
               2    U.K. Gilt                              June 2003            382,749            522
             143    U.S. Treasury Note 5 Yr.               June 2003         16,259,547        (54,447)
                                                                                           -----------
                                                                                           $  (653,656)
                                                                                           ===========

      At February 28, 2003, the Fund had sufficient cash and/or securities to cover any commitments or margin requirements of the relevant broker or exchange.

      WRITTEN OPTION TRANSACTIONS

                                                                    Puts                           Calls
                                                        ----------------------------  --------------------------------
                                                        Principal Amount              Principal Amount
                                                          of Contracts                  of Contracts
                                                        (000's omitted)    Premiums   (000's omitted)      Premiums
                                                        ----------------  ----------  ----------------  --------------
         Outstanding, beginning of period                         --      $     --                --     $        --
         Options written                                          --            --           153,700       6,804,329
         Options closed                                           --            --                --              --
         Options exercised                                        --            --          (143,100)     (6,707,775)
         Options expired                                          --            --           (10,600)        (96,554)
         Options sold                                             --            --                --              --
                                                           ---------      ----------    ------------     -----------
         Outstanding, end of period                               --      $     --                --     $        --
                                                           =========      ==========    ============     ===========

GMO CORE PLUS BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------

      SWAP AGREEMENTS

                                                                                          Net Unrealized
            Notional      Expiration                                                       Appreciation
             Amount          Date                        Description                      (Depreciation)
         ---------------  ----------  --------------------------------------------------  --------------

         CREDIT DEFAULT SWAPS
         126,425,696 EUR    3/31/03   Agreement with Morgan Guaranty Trust Company dated    $  58,698
                                      10/31/01 to pay .07% per year times the notional
                                      amount. The Fund receives payment only upon a
                                      default event in Belgium, the notional amount
                                      times the difference between the par value and the
                                      then-market value of Kingdom of Belgium, 5.75% due
                                      3/28/08.

         76,846,993 EUR     3/31/03   Agreement with Morgan Guaranty Trust Company dated      (19,069)
                                      5/4/01 to pay .07% per year times the notional
                                      amount. The Fund receives payment only upon a
                                      default event in Belgium, the notional amount
                                      times the difference between the par value and the
                                      then-market value of Kingdom of Belgium, 5.75% due
                                      3/28/08.

          5,000,000 USD      4/2/07   Agreement with Lehman Brothers Special Financing        (17,412)
                                      Inc. dated 3/27/02 to receive .52% per year times
                                      the notional amount. The Fund makes payment of the
                                      notional amount times the difference between the
                                      par value and the then-market value upon a default
                                      event of General Electric Capital Corporation,
                                      5.875% due 2/15/12.

GMO CORE PLUS BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------

      SWAP AGREEMENTS -- CONTINUED

                                                                                          Net Unrealized
            Notional      Expiration                                                       Appreciation
             Amount          Date                        Description                      (Depreciation)
         ---------------  ----------  --------------------------------------------------  --------------
          3,000,000 USD     4/17/07   Agreement with UBS Warburg dated 4/12/02 to           $ (18,576)
                                      receive .8% per year times the notional amount.
                                      The Fund makes payment of the notional amount
                                      times the difference between the par value and the
                                      then-market value upon a default event of Equity
                                      Office Properties Trust, 6.75% due 2/15/12.

          3,000,000 USD     4/17/07   Agreement with UBS Warburg dated 4/12/02 to              (6,548)
                                      receive .47% per year times the notional amount.
                                      The Fund makes payment of the notional amount
                                      times the difference between the par value and the
                                      then-market value upon a default event of Goldman
                                      Sachs Group, Inc., 6.6% due 1/15/12.

          3,000,000 USD     4/17/07   Agreement with Bear Stearns dated 4/12/02 to             65,989
                                      receive 1.28% per year times the notional amount.
                                      The Fund makes payment of the notional amount
                                      times the difference between the par value and the
                                      then-market value upon a default event of National
                                      Rural Utilities Cooperative Finance Corp., 7.25%
                                      due 3/1/12.

         10,000,000 USD    12/20/07   Agreement with Citibank N.A. dated 12/13/02 to           92,755
                                      receive 2.41% per year times the notional amount.
                                      The Fund makes payment of the notional amount
                                      times the difference between the par value and the
                                      then-market value upon a default event and the
                                      then-market value of AOL Time Warner Inc., 6.75%
                                      due 4/15/11.

GMO CORE PLUS BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------

      SWAP AGREEMENTS -- CONTINUED

                                                                                          Net Unrealized
            Notional      Expiration                                                       Appreciation
             Amount          Date                        Description                      (Depreciation)
         ---------------  ----------  --------------------------------------------------  --------------
         INTEREST RATE SWAPS
         10,000,000 SEK     9/25/07   Agreement with Citibank N.A. dated 9/24/02 to         $  31,207
                                      receive the notional amount multiplied by 4.79%
                                      and to pay the notional amount multiplied by the 3
                                      month Floating Rate Swedish STIBOR adjusted by a
                                      specific spread.

          7,378,267 USD     2/15/10   Agreement with JPMorgan Chase Bank dated 9/3/02 to     (366,094)
                                      pay $10,100,000 at expiration date and to receive
                                      at expiration date $7,325,000 plus interest based
                                      upon the 3 month Floating Rate LIBOR (compounded
                                      quarterly) adjusted by a specific spread.

          6,607,704 USD     2/15/12   Agreement with JPMorgan Chase Bank dated 9/3/02 to     (328,121)
                                      pay $10,100,000 at expiration date and to receive
                                      at expiration date $6,560,000 plus interest based
                                      upon the 3 month Floating Rate LIBOR (compounded
                                      quarterly) adjusted by a specific spread.

          6,419,831 USD     8/15/12   Agreement with JPMorgan Chase Bank dated 9/4/02 to     (318,828)
                                      pay $10,100,000 at expiration date and to receive
                                      at expiration date $6,374,000 plus interest based
                                      upon the 3 month Floating Rate LIBOR (compounded
                                      quarterly) adjusted by a specific spread.

         19,500,000 SEK     9/25/12   Agreement with Citibank NA dated 9/24/02 to              64,291
                                      receive the notional amount multiplied by 5.08%
                                      and to pay the notional amount multiplied by the 3
                                      month Floating Rate Swedish STIBOR adjusted by a
                                      specific spread.

GMO CORE PLUS BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------

      SWAP AGREEMENTS -- CONTINUED

                                                                                          Net Unrealized
            Notional      Expiration                                                       Appreciation
             Amount          Date                        Description                      (Depreciation)
         ---------------  ----------  --------------------------------------------------  --------------
          3,148,338 USD     4/15/24   Agreement with JPMorgan Chase Bank dated 9/17/02      $(124,820)
                                      to pay $10,000,000 at expiration date and to
                                      receive at expiration date $3,130,000 plus
                                      interest based upon the 3 month Floating Rate
                                      LIBOR (compounded quarterly) adjusted by a
                                      specific spread.

          4,534,087 USD     8/31/25   Agreement with JPMorgan Chase Bank dated 9/5/02 to     (215,579)
                                      pay $15,680,000 at expiration date and to receive
                                      at expiration date $4,516,000 plus interest based
                                      upon the 3 month Floating Rate LIBOR (compounded
                                      quarterly) adjusted by a specific spread.

         TOTAL RETURN SWAPS
         30,000,000 USD     5/30/03   Agreement with Lehman Brothers Special Financing        551,761
                                      Inc. dated 11/26/02 to receive (pay) the notional
                                      amount multiplied by the change in market value
                                      (including accrued interest) of the Lehman
                                      Brothers US Credit Index and to pay initial market
                                      value multiplied by the 1 month LIBOR adjusted by
                                      a specified spread.

         28,000,000 USD      8/1/03   Agreement with UBS AG dated 6/28/02 to receive          149,579
                                      (pay) the notional amount multiplied by the return
                                      on the Lehman MBS Fixed Rate Index and to pay the
                                      notional amount multiplied by the 1 month LIBOR
                                      adjusted by a specific spread.

GMO CORE PLUS BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------

      SWAP AGREEMENTS -- CONTINUED

                                                                                          Net Unrealized
            Notional      Expiration                                                       Appreciation
             Amount          Date                        Description                      (Depreciation)
         ---------------  ----------  --------------------------------------------------  --------------
         28,000,000 USD      9/1/03   Agreement with Lehman Brothers Special Financing      $ 148,949
                                      Inc. dated 7/10/02 to receive (pay) the notional
                                      amount multiplied by the change in market value
                                      (including accrued interest) of the Lehman
                                      Brothers MBS Fixed Rate Index and to pay initial
                                      market value multiplied by the 1 month LIBOR
                                      adjusted by a specified spread.

         31,000,000 USD    11/30/03   Agreement with JPMorgan Chase Bank dated 11/22/02       469,491
                                      to receive (pay) the notional amount multiplied by
                                      the change in market value (including accrued
                                      interest) of the Lehman Brothers U.S. Government
                                      Bond Index and to pay initial market value
                                      multiplied by 1 month LIBOR adjusted by a
                                      specified spread.

         32,000,000 USD     12/1/03   Agreement with UBS AG dated 11/22/02 to receive         170,047
                                      (pay) the notional amount multiplied by the change
                                      in market value (including accrued interest) of
                                      the Lehman MBS Fixed Rate Index and to pay initial
                                      market value multiplied by the 1 month LIBOR
                                      adjusted by a specified spread.
                                                                                            ---------
                                                                                            $ 387,720
                                                                                            =========

      See Notes to the Schedule of Investments for definitions of currency abbreviations.

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE TRUSTEES OF GMO TRUST AND THE SHAREHOLDERS OF
GMO CORE PLUS BOND FUND

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Core Plus Bond Fund (the "Fund") (a series of GMO Trust) at February 28, 2003, and the results of its operations, the changes in its net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 15, 2003

GMO CORE PLUS BOND FUND
(A SERIES OF GMO TRUST)
FEDERAL TAX INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

      For the fiscal year ended February 28, 2003, all of the Fund's distributions are from investment company taxable income, except that the Fund has designated 2.48% of the distributions as net capital gain dividends.

TRUSTEES AND OFFICERS (UNAUDITED)
The following tables list the Trust's Trustees and officers; their address and age; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information includes additional information about the Trust's trustees and is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

INDEPENDENT TRUSTEES:

                                                                                                   Number of
                                                                                                 Portfolios in
                                                        Term of              Principal               Fund
                                                     Office(1) and         Occupation(s)            Complex           Other
              Name, Address,         Position(s)       Length of            During Past            Overseen       Directorships
                 and Age           Held with Fund     Time Served           Five Years            by Trustee     Held by Trustee
         ------------------------  ---------------  ---------------  -------------------------  ---------------  ---------------
         Jay O. Light              Trustee of the   Since May 1996   Professor of Business            39              *(2)
         c/o GMO Trust             Trust                             Administration and Senior
         40 Rowes Wharf                                              Associate Dean, Harvard
         Boston, MA 02110                                            University.
         Age: 61

         Donald W. Glazer, Esq.    Trustee of the   Since December   Advisory Counsel, Goodwin        39              None
         c/o GMO Trust             Trust            2000             Procter LLP; Secretary
         40 Rowes Wharf                                              and Consultant,
         Boston, MA 02110                                            Provant, Inc. (provider
         Age: 58                                                     of performance
                                                                     improvement training
                                                                     services and products)
                                                                     (1998 - present);
                                                                     Consultant -- Business
                                                                     and Law.

 1 Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.
 2 Mr. Light is a director of Harvard Management Company, Inc. and Security Capital European Realty. Neither of these companies has a class of securities registered pursuant to Section 12 of the Securities Exchange Act or subject to the requirements of Section 15(d) of the Act and neither of these companies is a registered investment company.

INTERESTED TRUSTEES:

                                                                                                   Number of
                                                                                                 Portfolios in
                                                        Term of              Principal               Fund
                                                     Office(1) and         Occupation(s)            Complex           Other
              Name, Address,         Position(s)       Length of            During Past            Overseen       Directorships
                 and Age           Held with Fund     Time Served           Five Years            by Trustee     Held by Trustee
         ------------------------  ---------------  ---------------  -------------------------  ---------------  ---------------

         R. Jeremy Grantham(3)     Chairman of the  Since September  Member, Grantham, Mayo,          39              None
         c/o GMO Trust             Board of         1985. President  Van Otterloo & Co. LLC.
         40 Rowes Wharf            Trustees of the  from February
         Boston, MA 02110          Trust            2002 - October
         Age: 64                                    2002.

 1 Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.
 3 Trustee is deemed to be an "interested person" of the Trust and Grantham, Mayo, Van Otterloo & Co. LLC, as defined by the 1940 Act.

PRINCIPAL OFFICERS:

                                                                          Term of Office(4)            Principal Occupation(s)
              Name, Address,                 Position(s)                    and Length of                    During Past
                  and Age                   Held with Fund                   Time Served                      Five Years
         -------------------------  ------------------------------  ------------------------------  ------------------------------

         Scott Eston                President and Chief Executive   President and Chief Executive   Chief Financial Officer
         c/o GMO Trust              Officer of the Trust            Officer since October 2002;     (1997 - present), Chief
         40 Rowes Wharf                                             Vice President from August      Operating Officer (2000 -
         Boston, MA 02110                                           1998 - October 2002.            present) and Member, Grantham,
         Age: 47                                                                                    Mayo, Van Otterloo & Co. LLC.

         Susan Randall Harbert      Chief Financial Officer and     Chief Financial Officer Since   Member, Grantham, Mayo, Van
         c/o GMO Trust              Treasurer of the Trust          February 2000; Treasurer since  Otterloo & Co. LLC.
         40 Rowes Wharf                                             February 1998.
         Boston, MA 02110
         Age: 45

         Brent Arvidson             Assistant Treasurer of the      Since September 1998.           Senior Fund Administrator,
         c/o GMO Trust              Trust                                                           Grantham, Mayo, Van
         40 Rowes Wharf                                                                             Otterloo & Co. LLC.
         Boston, MA 02110
         Age: 33

         William R. Royer, Esq.     Vice President and Clerk of     Vice President since February   General Counsel, Anti- Money
         c/o GMO Trust              the Trust                       1997; Clerk since March 2001;   Laundering Reporting Officer
         40 Rowes Wharf                                             May 1999 - August 1999.         (July 2002 - February 2003)
         Boston, MA 02110                                                                           and Member, Grantham, Mayo,
         Age: 37                                                                                    Van Otterloo & Co. LLC.

         Elaine M. Hartnett, Esq.   Vice President and Secretary    Vice President since August     Associate General Counsel,
         c/o GMO Trust              of the Trust                    1999; Secretary since March     Grantham, Mayo, Van
         40 Rowes Wharf                                             2001.                           Otterloo & Co. LLC (June
         Boston, MA 02110                                                                           1999 - present); Associate/
         Age: 58                                                                                    Junior Partner, Hale and Dorr
                                                                                                    LLP (1991 - 1999).

         Julie Perniola             Vice President and Anti- Money  Since February 2003.            Anti-Money Laundering
         c/o GMO Trust              Laundering Compliance Officer                                   Reporting Officer (February
         40 Rowes Wharf                                                                             2003 - present) and Compliance
         Boston, MA 02110                                                                           Officer, Grantham, Mayo, Van
         Age: 32                                                                                    Otterloo & Co. LLC.

 4 Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

GMO CURRENCY HEDGED INTERNATIONAL BOND FUND
(A SERIES OF GMO TRUST)
ANNUAL REPORT
FEBRUARY 28, 2003

GMO CURRENCY HEDGED INTERNATIONAL BOND FUND
(A SERIES OF GMO TRUST)
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT

Day-to-day management of the Fund's portfolio is the responsibility of the Fixed Income Division at Grantham, Mayo, Van Otterloo & Co. LLC.

MANAGEMENT DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

The Class III shares of GMO Currency Hedged International Bond Fund returned +4.8% for the fiscal year ended February 28, 2003, compared to +8.4% for the J.P. Morgan Non-U.S. Government Bond Index (Hedged), the Fund's benchmark. The Fund's exposure to various issues is achieved directly and indirectly through its investment in GMO Emerging Country Debt Fund, GMO Alpha LIBOR Fund (ALF) and GMO Short-Duration Collateral Fund.

Bond market, emerging debt, and currency selection added value during the fiscal year, while issue selection underperformed. Issue selection dramatically hurt performance in late 2002. Value was lost due to credit-related spread widening in the assets underlying the Fund's investment in ALF and the default of certain healthcare receivable asset-backed bonds held by ALF which were allegedly involved in a massive fraud. National Century Financial Enterprises, the sponsor of $3.35 billion of health care asset-backed receivables allegedly violated the terms of the bonds' indentures by, among other things, spending cash collateral, accepting collateral other than permitted receivables, moving receivables between trusts to meet compliance tests, and reimbursing healthcare providers for more than the value of receivables purchased. National Century, its affiliated operations, the trusts, and many healthcare providers have declared bankruptcy. This event had a negative effect on the net asset value of ALF, and an indirect effect on GMO Currency Hedged International Bond Fund of -6.1% (through February 28, 2003).

OUTLOOK

The Fund is currently structured to benefit from outperformance in the Euro-member country, Swedish, U.S., and emerging bond markets. We expect the Australian, Danish, Japanese, Swiss, and British bond markets to underperform. Strong relative performance is expected from Canadian dollars, Euros, Swiss francs, Swedish krona, and British gilt markets. Japanese yen and U.S. dollars are expected to underperform. At the end of the period, 2.3% of the Fund was invested in emerging country debt.

THE VIEWS EXPRESSED HEREIN ARE EXCLUSIVELY THOSE OF GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC MANAGEMENT AS OF THE DATE OF THIS REPORT AND ARE SUBJECT TO CHANGE. THEY ARE NOT MEANT AS INVESTMENT ADVICE.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

  COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
GMO CURRENCY HEDGED INTERNATIONAL BOND FUND CLASS III SHARES
AND THE
J.P. MORGAN NON-U.S. GOVERNMENT BOND INDEX (HEDGED)
AS OF FEBRUARY 28, 2003
                                                                  GMO Currency Hedged  J.P. Morgan Non-U.S. Gov't.
                                                              International Bond Fund          Bond Index (Hedged)
9/30/94                                                                       $10,000                      $10,000
12/31/94                                                                       $9,976                      $10,162
3/31/95                                                                       $10,281                      $10,626
6/30/95                                                                       $11,154                      $11,128
9/30/95                                                                       $11,951                      $11,548
12/31/95                                                                      $12,748                      $12,046
3/31/96                                                                       $13,044                      $12,150
6/30/96                                                                       $13,955                      $12,482
9/30/96                                                                       $14,842                      $13,015
12/31/96                                                                      $15,790                      $13,516
3/31/97                                                                       $16,043                      $13,696
6/30/97                                                                       $16,724                      $14,152
9/30/97                                                                       $17,808                      $14,653
12/31/97                                                                      $18,278                      $15,047
3/31/98                                                                       $18,923                      $15,518
6/30/98                                                                       $19,080                      $15,873
9/30/98                                                                       $19,313                      $16,723
12/31/98                                                                      $19,315                      $16,874
3/31/99                                                                       $19,517                      $17,170
6/30/99                                                                       $19,425                      $17,046
9/30/99                                                                       $19,357                      $17,093
12/31/99                                                                      $19,828                      $17,283
3/31/2000                                                                     $20,429                      $17,659
6/30/2000                                                                     $20,740                      $17,974
9/30/2000                                                                     $21,224                      $18,242
12/31/2000                                                                    $22,311                      $18,918
3/31/2001                                                                     $23,041                      $19,452
6/30/2001                                                                     $22,971                      $19,523
9/30/2001                                                                     $23,437                      $19,949
12/31/2001                                                                    $23,728                      $20,058
3/31/2002                                                                     $23,701                      $20,000
6/30/2002                                                                     $24,667                      $20,448
9/30/2002                                                                     $25,347                      $21,132
12/31/2002                                                                    $24,441                      $21,465
2/28/2003                                                                     $25,064                      $21,784

AVERAGE ANNUAL TOTAL RETURN
                                                 Since
                             1 Year  5 Year  Inception
                                               9/30/94
Class III                     4.81%   6.18%     11.54%

Performance shown is net of all fees after reimbursement from the manager. Returns and net asset values of fund investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. Past performance is not indicative of future performance. Information is unaudited.

GMO CURRENCY HEDGED INTERNATIONAL BOND FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2003

         PAR VALUE/
           SHARES    DESCRIPTION                                         VALUE ($)
-----------------------------------------------------------------------------------
                     DEBT OBLIGATIONS -- 6.3%
                     UNITED STATES -- 6.3%
                     U.S. GOVERNMENT -- 6.3%
USD      1,103,140   U.S. Treasury Inflation Indexed Note, 3.88%, due
                       01/15/09(a)                                        1,269,990
                                                                         ----------

                     TOTAL DEBT OBLIGATIONS (COST $1,095,898)             1,269,990
                                                                         ----------
                     MUTUAL FUNDS -- 90.6%
            47,769   GMO Emerging Country Debt Fund, Class III              454,761
            90,853   GMO Alpha LIBOR Fund                                 2,155,037
           628,054   GMO Short-Duration Collateral Fund                  15,707,624
                                                                         ----------

                     TOTAL MUTUAL FUNDS (COST $18,452,571)               18,317,422
                                                                         ----------

         PRINCIPAL
           AMOUNT
         ----------
                     CALL OPTIONS PURCHASED -- 0.3%
                     CROSS CURRENCY OPTIONS -- 0.3%
GBP        800,000   GBP Call/JPY Put, Expires 01/23/04, Strike 184.00       33,320
GBP        700,000   GBP Call/JPY Put, Expires 04/14/03, Strike 181.00       29,466
USD        400,000   JPY Call/USD Put, Expires 07/03/03, Strike 117.30        9,630
                                                                         ----------
                                                                             72,416
                                                                         ----------

                     TOTAL CALL OPTIONS PURCHASED (COST $100,380)            72,416
                                                                         ----------

              See accompanying notes to the financial statements.

GMO CURRENCY HEDGED INTERNATIONAL BOND FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2003

         PRINCIPAL
           AMOUNT    DESCRIPTION                                         VALUE ($)
-----------------------------------------------------------------------------------
                     PUT OPTIONS PURCHASED -- 0.0%
                     CROSS CURRENCY OPTIONS -- 0.0%
GBP        900,000   GBP Put/USD Call, Expires 06/05/03, Strike 1.428           283
                                                                         ----------

                     TOTAL PUT OPTIONS PURCHASED (COST $36,779)                 283
                                                                         ----------
                     TOTAL INVESTMENTS -- 97.2%
                     (Cost $19,685,628)                                  19,660,111

                     Other Assets and Liabilities (net) -- 2.8%             558,892
                                                                         ----------
                     TOTAL NET ASSETS -- 100.0%                          $20,219,003
                                                                         ==========

NOTES TO SCHEDULE OF INVESTMENTS:

CURRENCY ABBREVIATIONS:

AUD - Australian Dollar
CAD - Canadian Dollar
CHF - Swiss Franc
EUR - Euro
GBP - British Pound
JPY - Japanese Yen
SEK - Swedish Krona
USD - United States Dollar

(a) All or a portion of this security has been segregated to cover margin requirements on open financial futures contracts (Note 6).

2             See accompanying notes to the financial statements.

GMO CURRENCY HEDGED INTERNATIONAL BOND FUND
(A SERIES OF GMO TRUST)
STATEMENT OF ASSETS AND LIABILITIES -- FEBRUARY 28, 2003
--------------------------------------------------------------------------------

ASSETS:
   Investments, at value (cost $19,685,628) (Note 1)          $19,660,111
   Cash                                                           409,366
   Interest receivable                                              8,789
   Receivable for open forward foreign currency contracts
    (Notes 1 and 6)                                               228,327
   Receivable for variation margin on open futures contracts
    (Notes 1 and 6)                                                53,532
   Net receivable for open swap contracts (Notes 1 and 6)          15,994
   Receivable for expenses reimbursed by Manager (Note 2)           5,259
   Miscellaneous receivable                                         4,028
                                                              -----------

      Total assets                                             20,385,406
                                                              -----------

LIABILITIES:
   Payable to affiliate for (Note 2):
      Management fee                                                3,731
      Shareholder service fee                                       2,239
   Payable for open forward foreign currency contracts
    (Notes 1 and 6)                                               120,121
   Accrued expenses                                                40,312
                                                              -----------

      Total liabilities                                           166,403
                                                              -----------
NET ASSETS                                                    $20,219,003
                                                              ===========

NET ASSETS CONSIST OF:
   Paid-in capital                                            $22,701,341
   Accumulated undistributed net investment income              1,074,093
   Accumulated net realized loss                               (3,670,484)
   Net unrealized appreciation                                    114,053
                                                              -----------
                                                              $20,219,003
                                                              ===========

NET ASSETS ATTRIBUTABLE TO:
   Class III shares                                           $20,219,003
                                                              ===========

SHARES OUTSTANDING:
   Class III                                                    2,284,806
                                                              ===========

NET ASSET VALUE PER SHARE:
   Class III                                                  $      8.85
                                                              ===========

              See accompanying notes to the financial statements.              3

GMO CURRENCY HEDGED INTERNATIONAL BOND FUND
(A SERIES OF GMO TRUST)
STATEMENT OF OPERATIONS -- YEAR ENDED FEBRUARY 28, 2003
--------------------------------------------------------------------------------

INVESTMENT INCOME:
   Dividends from investment company shares                   $  120,241
   Interest                                                       85,808
                                                              ----------

      Total income                                               206,049
                                                              ----------
EXPENSES:
   Management fee (Note 2)                                        36,221
   Audit fees                                                     45,516
   Custodian and transfer agent fees                              21,762
   Registration fees                                               3,867
   Trustees fees and related expenses (Note 2)                     1,735
   Legal fees                                                        544
   Fees reimbursed by Manager (Note 2)                           (71,048)
                                                              ----------
                                                                  38,597
   Indirectly incurred fees waived or borne by Manager (Note
    2)                                                            (1,959)
                                                              ----------
                                                                  36,638
                                                              ----------
   Shareholder service fee (Note 2) - Class III                   21,733
   Shareholder service fee waived (Note 2) - Class III              (712)
                                                              ----------
                                                                  21,021
                                                              ----------
      Net expenses                                                57,659
                                                              ----------

         Net investment income                                   148,390
                                                              ----------

REALIZED AND UNREALIZED GAIN (LOSS):
   Net realized gain (loss) on:
      Investments                                             (1,021,075)
      Realized gains distributions from investment company
      shares                                                      40,445
      Closed futures contracts                                   384,553
      Closed swap contracts                                      289,026
      Written options                                              3,644
      Foreign currency, forward contracts and foreign
      currency related transactions                              402,470
                                                              ----------

         Net realized gain                                        99,063
                                                              ----------

   Change in net unrealized appreciation (depreciation) on:
      Investments                                                298,502
      Open futures contracts                                     122,845
      Open swap contracts                                         40,355
      Foreign currency, forward contracts and foreign
      currency related transactions                               67,041
                                                              ----------

         Net unrealized gain                                     528,743
                                                              ----------

      Net realized and unrealized gain                           627,806
                                                              ----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS          $  776,196
                                                              ==========

4             See accompanying notes to the financial statements.

GMO CURRENCY HEDGED INTERNATIONAL BOND FUND
(A SERIES OF GMO TRUST)
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                            YEAR ENDED         YEAR ENDED
                                                         FEBRUARY 28, 2003  FEBRUARY 28, 2002
                                                         -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
   Net investment income                                    $   148,390        $   914,257
   Net realized gain                                             99,063          1,488,746
   Change in net unrealized appreciation (depreciation)         528,743         (1,686,749)
                                                            -----------        -----------

   Net increase in net assets from operations                   776,196            716,254
                                                            -----------        -----------

Distributions to shareholders from:
   Net investment income
      Class III                                              (1,285,568)        (1,723,251)
                                                            -----------        -----------
      Total distributions from net investment income         (1,285,568)        (1,723,251)
                                                            -----------        -----------
   Net share transactions: (Note 5)
      Class III                                               2,795,937            837,205
                                                            -----------        -----------
   Increase in net assets resulting from net share
    transactions                                              2,795,937            837,205
                                                            -----------        -----------

      Total increase (decrease) in net assets                 2,286,565           (169,792)
NET ASSETS:
   Beginning of period                                       17,932,438         18,102,230
                                                            -----------        -----------
   End of period (including accumulated undistributed
    net investment income of $1,074,093 and $1,244,414,
    respectively)                                           $20,219,003        $17,932,438
                                                            ===========        ===========

              See accompanying notes to the financial statements.              5

GMO CURRENCY HEDGED INTERNATIONAL BOND FUND
(A SERIES OF GMO TRUST)
FINANCIAL HIGHLIGHTS
(FOR A CLASS III SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------

                                                    YEAR ENDED FEBRUARY 28/29,
                                          ----------------------------------------------
                                           2003     2002    2001(C)     2000      1999
                                          -------  -------  --------  --------  --------
NET ASSET VALUE, BEGINNING OF PERIOD      $  9.04  $  9.72  $  9.70   $  10.47  $  10.66
                                          -------  -------  -------   --------  --------

Income from investment operations:
   Net investment income(a)                  0.09+    0.50+    0.59+      0.65+     0.74
   Net realized and unrealized gain
     (loss)                                  0.32    (0.13)    0.71      (0.17)    (0.39)
                                          -------  -------  -------   --------  --------

      Total from investment operations       0.41     0.37     1.30       0.48      0.35
                                          -------  -------  -------   --------  --------

Less distributions to shareholders:
   From net investment income               (0.60)   (1.05)   (1.18)     (1.11)    (0.16)
   From net realized gains                     --       --    (0.10)     (0.14)    (0.38)
                                          -------  -------  -------   --------  --------

      Total distributions                   (0.60)   (1.05)   (1.28)     (1.25)    (0.54)
                                          -------  -------  -------   --------  --------
NET ASSET VALUE, END OF PERIOD            $  8.85  $  9.04  $  9.72   $   9.70  $  10.47
                                          =======  =======  =======   ========  ========
TOTAL RETURN(b)                              4.81%    4.21%   14.06%      4.95%     3.20%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)      $20,219  $17,932  $18,102   $283,340  $323,711
   Net expenses to average daily net
     assets                                  0.40%(d)    0.38%(d)    0.40%(d)     0.40%     0.40%
   Net investment income to average
     daily net assets(a)                     1.02%    5.45%    5.96%      6.51%     6.30%
   Portfolio turnover rate                     66%      44%     120%        65%      116%
   Fees and expenses reimbursed by the
     Manager to average daily net
     assets:                                 0.51%    0.54%    0.07%      0.08%     0.33%

(a) Net investment income for the years ended February 28, 2003, 2002 and 2001 and February 29, 2000 is affected by the timing of the declaration of dividends by other Funds of the Trust in which the Fund invests.
(b) The total returns would have been lower had certain expenses not been reimbursed during the periods shown.
(c) Effective March 1, 2000, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on debt securities. The effect of this change for the year ended February 28, 2001 was to decrease net investment income per share by $0.01, increase net realized and unrealized gains and losses per share by $0.01 and decrease the ratio of net investment income to average net assets from 6.05% to 5.96%. Per share and ratio/supplemental data for periods prior to March 1, 2000 have not been restated to reflect this change.
(d) Net expenses exclude expenses incurred indirectly through investment in underlying Funds.
     (See Note 2)
+    Computed using average shares outstanding throughout the period.

6             See accompanying notes to the financial statements.

GMO CURRENCY HEDGED INTERNATIONAL BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS
FEBRUARY 28, 2003
--------------------------------------------------------------------------------

1.    SIGNIFICANT ACCOUNTING POLICIES

      GMO Currency Hedged International Bond Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts Business Trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees to create an unlimited number of series ("Funds"), each of which issues a separate series of shares, and to subdivide a series of shares into classes.

      The Fund seeks high total return through direct and indirect investment in foreign bond and currency markets. The Fund's benchmark is the J.P. Morgan Non-U.S. Government Bond Index (Hedged).

      At February 28, 2003, 10.7% of the Fund was invested in GMO Alpha LIBOR Fund and 77.7% of the Fund was invested in GMO Short-Duration Collateral Fund, separate funds of GMO Trust managed by GMO. Shares of GMO Alpha LIBOR Fund and GMO Short-Duration Collateral Fund are not publicly available for direct purchase. At February 28, 2003, 2.2% of the net assets of the Fund was invested in GMO Emerging Country Debt Fund, a separate fund of GMO Trust managed by GMO. The financial statements of GMO Alpha LIBOR Fund, GMO Short-Duration Collateral Fund and GMO Emerging Country Debt Fund should be read in conjunction with the Fund's financial statements.

      The Fund invested a substantial portion of its assets in GMO Alpha LIBOR Fund ("Alpha LIBOR Fund") to obtain the Fund's core portfolio exposure. In November 2002, certain bonds held by Alpha LIBOR Fund ("NPF bonds") defaulted amid allegations of fraud and significant violations of the bonds' indentures. Currently, no market exists for the NPF bonds, and they are being valued at fair value by the trustees of GMO Trust or persons acting at their direction. The devaluation of the NPF bonds had a negative impact on the Fund's net asset value per share.

      In late November 2002, Alpha LIBOR Fund undertook a reorganization transaction with a new series of GMO Trust, GMO Short-Duration Collateral Fund ("SDCF") and approximately 78% of the Fund's interest in Alpha LIBOR Fund was transferred to SDCF in exchange for SDCF shares. The reorganization was treated as a sale of the Alpha LIBOR Fund shares for financial reporting purposes and a distribution by Alpha LIBOR Fund for tax purposes. Accordingly, for financial reporting purposes, the Fund recognized a loss on the sale of the Alpha LIBOR shares of approximately $781,738. In addition, the Fund recognized for tax, but not for financial reporting purposes, ordinary income of $314,232 and long-term capital gains of $56,046 from Alpha LIBOR Fund. $1,152,016 was added to the tax cost basis of the Fund's holdings of Alpha LIBOR Fund.

GMO CURRENCY HEDGED INTERNATIONAL BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------

      The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      PORTFOLIO VALUATION
      Shares of other Funds of the Trust are valued at their net asset value as reported on each business day. Portfolio securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price. Securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, and those values are then translated into U.S. dollars at the current exchange rate. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair value. Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction. A security's value may be deemed unreliable if, for example, the Manager becomes aware of information or events occurring after the close of a foreign market that would materially affect that security's value.

      Some fixed income securities are valued at the closing bid for such securities as supplied by a primary pricing source chosen by the Manager. The Manager evaluates such primary pricing sources on an ongoing basis, and may change a pricing source should it deem it appropriate. The Manager is informed of erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and at its discretion may override a price supplied by a source (by taking a price supplied by another source).

      Securities may be valued by independent pricing services which use prices provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics.

      Certain securities held by the underlying funds in which the Fund invests, were valued on the basis of a price provided by a principal market maker. The prices provided by the principal market makers may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

GMO CURRENCY HEDGED INTERNATIONAL BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------

      FOREIGN CURRENCY TRANSLATION
      The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the current exchange rates each business day. Income and expenses denominated in foreign currencies are translated at current exchange rates when accrued or incurred. The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of foreign currencies and forward foreign currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid.

      FORWARD CURRENCY CONTRACTS
      The Fund may enter into forward currency contracts and forward cross currency contracts in connection with settling planned purchases or sales of securities or to hedge the currency exposure associated with some or all of the Fund's portfolio securities. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if there are movements in foreign currency values that are unfavorable to the Fund. The value of the currencies the Fund has committed to buy or sell is shown under Note 6 and represents the currency exposure the Fund has acquired or hedged through forward currency contracts as of February 28, 2003.

      FUTURES CONTRACTS
      The Fund may purchase and sell futures contracts to manage its exposure to the financial markets. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. Upon entering into a futures contract, the Fund is required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. government and agency obligations in accordance with the initial margin requirements of the broker or exchange. In

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GMO CURRENCY HEDGED INTERNATIONAL BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------
      addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contracts. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is liquidated on the following business day. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Losses may arise from the changes in the value of the underlying instrument, if there is an illiquid secondary market for the contracts, or if counterparties do not perform under the contract terms. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. See Note 6 for all open futures contracts as of February 28, 2003.

      OPTIONS
      The Fund may write call and put options on futures, securities or currencies it owns or in which it may invest. Writing put options tends to increase the Fund's exposure to the underlying instrument. Writing call options tends to decrease the Fund's exposure to the underlying instrument. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased
      (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. At February 28, 2003, there were no open written option contracts. (See Note 6)

      The Fund may also purchase put and call options. Purchasing call options tends to increase the Fund's exposure to the underlying instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying instrument. The Fund pays a premium which is included in the Fund's Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, security or currency transaction to determine the realized gain or loss. The risk associated with purchasing put and call options is limited to the premium paid. See Schedule of Investments for all open purchased option contracts as of February 28, 2003.

GMO CURRENCY HEDGED INTERNATIONAL BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------

      Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by a primary pricing source chosen by the Manager.

      LOAN AGREEMENTS
      The Fund may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. The Fund's investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the "lender") that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan.

      INDEXED SECURITIES
      The Fund may invest in indexed securities whose redemption values and/or coupons are linked to the prices of other securities, securities indices, or other financial indicators. The Fund uses indexed securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets that may be difficult to invest in through conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment.

      SWAP AGREEMENTS
      The Fund may enter into swap agreements to manage its exposure to the financial markets. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into interest rate, total return, forward swap spread lock and credit default swap agreements to manage its exposure to interest rates and credit risk. Interest rate swap agreements involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Total return swap agreements involve commitments to pay interest in exchange for a market linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Forward swap spread lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap

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GMO CURRENCY HEDGED INTERNATIONAL BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------
      spread and a fixed spread, multiplied by the notional amount times the duration of the swap rate. The swap spread is the difference between the benchmark swap rate (market rate) and the specific treasury rate. In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party on its obligation. The Fund may use credit default swaps to provide a measure of protection against defaults of sovereign or corporate issuers (i.e., to reduce risk where the Fund owns or has exposure to the issuer) or to take an active long or short position with respect to the likelihood of a particular issuer's default. In connection with these agreements, cash or securities may be set aside as collateral by the Fund's custodian in accordance with the terms of the swap agreement. The Fund earns interest on cash set aside as collateral. Swaps are marked to market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. Net payments of interest on interest rate swap agreements are included as part of interest income. These financial instruments are not actively traded on financial markets. The values assigned to these instruments are based upon the best available information and because of the uncertainty of the valuation, these values may differ significantly from the values that would have been realized had a ready market for these instruments existed, and the differences could be material. Entering into these agreements involves, to varying degrees, elements of credit, legal, market, and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, or that there may be unfavorable changes in interest rates. See Note 6 for a summary of open swap agreements as of February 28, 2003.

      REPURCHASE AGREEMENTS
      The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Fund and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters insolvency proceedings, recovery of cash by the Fund may be delayed or limited.

GMO CURRENCY HEDGED INTERNATIONAL BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------

      REVERSE REPURCHASE AGREEMENTS
      The Fund may enter into reverse repurchase agreements with certain banks and broker/dealers whereby the Fund sells portfolio assets concurrent with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. In connection with these agreements, the Fund establishes segregated accounts with its custodian in which the Fund maintains cash, U.S. Government securities or other liquid high grade debt obligations in the name of the counterparty equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities the Fund has sold may decline below the price at which it is obligated to repurchase them under the agreement. For the year ended February 28, 2003, the Fund had not entered into any reverse repurchase agreements.

      SECURITY LENDING
      The Fund may lend its securities to certain qualified brokers. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of loss with respect to the investment of collateral, the risk of delay in recovery or loss of rights in the collateral should the borrower fail financially. The Fund receives compensation for lending its securities. At February 28, 2003, the Fund had no securities on loan.

      TAXES AND DISTRIBUTIONS
      The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary. Taxes on foreign dividend income are withheld in accordance with the applicable country's tax treaty with the United States.

      The Fund's policy is to declare and pay distributions from net investment income semi-annually, and from net realized short-term and long-term capital gains at least annually. All distributions will be paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

      Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from U.S. GAAP. During the years ended February 28, 2002 and February 28, 2003, the tax basis for distributions paid from ordinary income were $1,723,251 and $1,285,568, respectively.

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GMO CURRENCY HEDGED INTERNATIONAL BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------

      As of February 28, 2003, the components of distributable earnings on a tax basis consisted of $1,182,299 of undistributed ordinary income. The temporary differences between book and tax basis distributable earnings are primarily due to foreign currency transactions.

      At February 28, 2003, the Fund had a capital loss carryforward available to offset future capital gains, if any, to the extent permitted by the Code, of $6,885,002 expiring in 2009. However, restrictions on annual utilization of this carryforward under the Code resulting from significant shareholder activity are expected to limit maximum utilization to offset future capital gains prior to expiration to approximately $3,649,323.

      The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 2003. This reclassification has no impact on net investment income, realized gain/loss or the net asset value of the Fund and is primarily attributable to foreign currency transactions, limitations of capital loss carryovers and the GMO Alpha LIBOR Fund transaction (See Note 1). The financial highlights exclude these adjustments.

            Accumulated
         Undistributed Net  Accumulated Net
         Investment Income   Realized Loss   Paid-in Capital
         -----------------  ---------------  ---------------
             $966,857         $3,413,749       $(4,380,606)

      Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

      SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
      Security transactions are accounted for on trade date. Interest income is recorded on the accrual basis, and is adjusted for the amortization of premium and discounts. Dividend income is recorded on the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis. Interest income on inflation indexed securities is accrued daily based upon an inflation adjusted principal. Additionally, any increase in the principal or face amount of the securities is recorded as interest income.

      EXPENSES
      The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

GMO CURRENCY HEDGED INTERNATIONAL BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------

      INVESTMENT RISK
      There are certain additional risks involved in investing in foreign securities that are not inherent in investments in domestic securities. These risks may involve adverse political and economic developments, including the possible imposition of capital controls or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times may be more volatile than securities of comparable U.S. companies and U.S. securities markets. The risks described above apply to an even greater extent to investments in emerging markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and developed foreign markets.

2.    FEES AND OTHER TRANSACTIONS WITH AFFILIATES

      GMO earns a management fee paid monthly at the annual rate of .25% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on the average daily net assets at the annual rate of .15% for Class III shares. The Fund may invest in Class III shares of GMO Emerging Country Debt Fund ("ECDF"). Like the management fee (as described below), the Fund's shareholder service fee will be waived (but not below zero) to the extent of the indirect shareholder service fees paid in connection with the Fund's investment in ECDF. The Fund does not incur any indirect shareholder service fees as a result of the Fund's investment in Alpha LIBOR Fund or SDCF. For the year ended February 28, 2003, shareholder service fees incurred indirectly by the Fund were 0.005% of the Fund's average daily net assets.

      GMO has entered into a binding agreement effective until at least
      June 30, 2003, to reimburse the Fund to the extent that the Fund's total annual operating expenses (excluding shareholder service fees, and the following expenses: fees and expenses of the independent Trustees of the Trust (including legal fees), brokerage commissions and other investment-related costs, hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes), securities lending fees and expenses, interest expense and transfer taxes (collectively, "fund expenses")) and the amount of fees and operating expenses (excluding shareholder service fees and fund expenses, as defined above) incurred indirectly by the Fund through its investment in the underlying funds exceed the management fee.

      For the year ended February 28, 2003, indirect operating expenses (excluding shareholder service fees and investment-related expenses) and indirect investment-related expenses (including, but not limited to interest expense, foreign audit expense, and investment-related legal expense) incurred by

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GMO CURRENCY HEDGED INTERNATIONAL BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------
      the Fund through its investment in underlying funds (including GMO Alpha LIBOR Fund, GMO Short-Duration Collateral Fund and ECDF) were 0.018% and 0.027% of the Fund's average daily net assets, respectively.

      As of February 28, 2003, substantially all of the Fund's shares were held by accounts for which the Manager has investment discretion.

      The Fund's portion of the fee paid by the Trust to the independent Trustees during year ended February 28, 2003 was $1,657. No remuneration is paid to any Trustee or officer who is affiliated with the Manager.

3.    PURCHASES AND SALES OF SECURITIES

      Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2003, aggregated $11,867,090 and $9,373,965, respectively.

      For the year ended February 28 , 2003, the cost of purchases and proceeds from sales of investments excluded $7,491,600 and $7,091,600, respectively, from the initial transfer of GMO Alpha LIBOR Fund's investments in GMO Short-Duration Collateral Fund. (See Note 1)

      At February 28, 2003, the cost for U.S. federal income tax purposes and gross unrealized appreciation and depreciation in value of investments were as follows:

                         Gross Unrealized  Gross Unrealized  Net Unrealized
         Aggregate Cost    Appreciation      Depreciation     Depreciation
         --------------  ----------------  ----------------  --------------
          $20,851,733        $204,189        $(1,395,811)     $(1,191,622)

4.    PRINCIPAL SHAREHOLDERS

      At February 28, 2003, 92.4% of the outstanding shares of the Fund were held by two shareholders, each holding in excess of 10% of the Fund's shares outstanding. One of the shareholders is another fund of GMO Trust. Investment activities of these shareholders may have a material effect on the Fund.

GMO CURRENCY HEDGED INTERNATIONAL BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------

5.    SHARE TRANSACTIONS

      The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                                               Year Ended              Year Ended
                                                           February 28, 2003        February 28, 2002
                                                        ------------------------  ---------------------
                                                          Shares       Amount      Shares     Amount
         Class III:                                     ----------  ------------  --------  -----------
         Shares sold                                     1,433,219  $ 12,587,730   562,588  $ 4,992,607
         Shares issued to shareholders in reinvestment
           of distributions                                143,796     1,219,389   194,941    1,694,032
         Shares repurchased                             (1,275,960)  (11,011,182) (636,716)  (5,849,434)
                                                        ----------  ------------  --------  -----------
         Net increase                                      301,055  $  2,795,937   120,813  $   837,205
                                                        ==========  ============  ========  ===========

6.    FINANCIAL INSTRUMENTS

      A summary of outstanding financial instruments at February 28, 2003 is as follows:

      FORWARD CURRENCY CONTRACTS

                                                                        Net Unrealized
         Settlement                                                      Appreciation
            Date     Deliver/Receive   Units of Currency     Value      (Depreciation)
         ----------  ----------------  -----------------  ------------  --------------

            Buys
           3/25/03   AUD                     3,200,000     $1,938,221      $ 48,537
           4/01/03   CAD                     2,600,000      1,743,024        40,956
           3/04/03   CHF                     7,300,000      5,383,481        99,386
           4/29/03   CHF                     4,400,000      3,248,608         3,770
           4/15/03   GBP                       300,000        471,248       (11,452)
           3/18/03   JPY                   130,000,000      1,100,161        (3,479)
                                                                           --------
                                                                           $177,718
                                                                           ========

GMO CURRENCY HEDGED INTERNATIONAL BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------

      FORWARD CURRENCY CONTRACTS -- CONTINUED

                                                                        Net Unrealized
         Settlement                                                      Appreciation
            Date     Deliver/Receive   Units of Currency     Value      (Depreciation)
         ----------  ----------------  -----------------  ------------  --------------
           Sales
           3/25/03   AUD                     1,800,000     $1,090,249      $(33,647)
           4/01/03   CAD                     1,300,000        871,512       (20,154)
           3/04/03   CHF                     7,300,000      5,383,481       (36,804)
           4/22/03   EUR                       900,000        968,364         2,196
           4/15/03   GBP                       400,000        628,330        13,059
           3/18/03   JPY                   270,000,000      2,284,951       (14,585)
                                                                           --------
                                                                           $(89,935)
                                                                           ========

      FORWARD CROSS CURRENCY CONTRACTS

         Settlement   Deliver/Units of     Receive/In      Net Unrealized
            Date          Currency        Exchange For      Appreciation
         ----------   ----------------   ---------------   --------------
         3/11/03      CHF   4,072,600    EUR   2,800,000      $13,250
         4/08/03      EUR   3,400,000    SEK  31,275,920        7,173
                                                              -------
                                                              $20,423
                                                              =======

      See Notes for the Schedule of Investments for definitions of currency abbreviations.

      FUTURES CONTRACTS

                                                                                         Net Unrealized
         Number of                                                           Contract     Appreciation
         Contracts                  Type                   Expiration Date     Value     (Depreciation)
         ---------  -------------------------------------  ---------------  -----------  --------------
           Buys
              14    Canadian Government Bond 10 Yr.        June 2003        $1,003,061      $  1,459
              14    Euro BOBL                              March 2003        1,712,021        23,040
              12    Euro BOBL                              June 2003         1,455,418          (192)
               7    Euro Bund                              March 2003          880,228        10,863
              37    Euro Bund                              June 2003         4,617,543          (178)
               2    Japanese Government Bond 10 Yr.        June 2003         2,412,011         2,589
               2    U.S. Long Bond                         June 2003           228,937         3,410
               5    UK Gilt Long Bond                      June 2003           956,873        (1,245)
                                                                                            --------
                                                                                            $ 39,746
                                                                                            ========

GMO CURRENCY HEDGED INTERNATIONAL BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------

      FUTURES CONTRACTS -- CONTINUED

                                                                                          Net Unrealized
         Number of                                                            Contract     Appreciation
         Contracts                   Type                   Expiration Date     Value     (Depreciation)
         ---------  --------------------------------------  ---------------  -----------  --------------

           Sales
               1    Australian Government Bond 10 Yr.       March 2003       $   65,075      $ (1,988)
               3    Australian Government Bond 3 Yr.        March 2003          189,862        (2,344)
               5    Swiss Government Bond                   March 2003          485,140       (15,615)
               9    U.S. Treasury Note 5 Yr.                June 2003         1,023,328        (3,427)
                                                                                             --------
                                                                                             $(23,374)
                                                                                             ========

      At February 28, 2003, the Fund had sufficient cash and/or securities to cover any commitments or margin requirements of the relevant broker or exchange.

      WRITTEN OPTION TRANSACTIONS

                                                                   Puts                         Calls
                                                        --------------------------  -----------------------------
                                                        Principal Amount            Principal Amount
                                                          of Contracts                of Contracts
                                                        (000's omitted)   Premiums  (000's omitted)    Premiums
                                                        ----------------  --------  ----------------  -----------
         Outstanding, beginning of period                          --     $    --               --     $      --
         Options written                                           --          --        7,500,000       337,427
         Options closed                                            --          --       (7,100,000)     (333,783)
         Options exercised                                         --          --         (400,000)       (3,644)
                                                          -----------     -------    -------------     ---------
         Outstanding, end of period                                --     $    --               --     $      --
                                                          ===========     =======    =============     =========

GMO CURRENCY HEDGED INTERNATIONAL BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------

      SWAP AGREEMENTS

            Notional     Expiration                                                      Net Unrealized
             Amount         Date                        Description                       Appreciation
         --------------  ----------  --------------------------------------------------  --------------

         INTEREST RATE SWAPS
            800,000 SEK    9/25/07   Agreement with Citibank N.A. dated 9/24/02 to          $ 2,287
                                     receive the notional amount multiplied by 4.79%
                                     and to pay the notional amount multiplied by the 3
                                     month Floating Rate Swedish STIBOR adjusted by a
                                     specific spread.

          1,000,000 SEK    9/25/12   Agreement with Citibank N.A. dated 9/24/02 to            2,967
                                     receive the notional amount multiplied by 5.08%
                                     and to pay the notional amount multiplied by the 3
                                     month Floating Rate Swedish STIBOR adjusted by a
                                     specific spread.

         TOTAL RETURN SWAPS
          5,000,000 USD    7/24/03   Agreement with Morgan Guaranty Trust Company dated      10,740
                                     7/18/01 to receive (pay) the notional amount
                                     multiplied by the return on the JP Morgan Hedged
                                     Non-U.S. Traded Total Return Government Bond Index
                                     and to pay the notional amount multiplied by the 1
                                     month LIBOR adjusted by a specified spread.
                                                                                            -------
                                                                                            $15,994
                                                                                            =======

      See Notes to the Schedule of Investments for definitions of currency abbreviations.

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE TRUSTEES OF GMO TRUST AND THE SHAREHOLDERS OF
GMO CURRENCY HEDGED INTERNATIONAL BOND FUND

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Currency Hedged International Bond Fund (the "Fund") (a series of GMO Trust) at February 28, 2003, and the results of its operations, the changes in its net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 15, 2003

TRUSTEES AND OFFICERS (UNAUDITED)
The following tables list the Trust's Trustees and officers; their address and age; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information includes additional information about the Trust's trustees and is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

INDEPENDENT TRUSTEES:

                                                                                                   Number of
                                                                                                 Portfolios in
                                                        Term of              Principal               Fund
                                                     Office(1) and         Occupation(s)            Complex           Other
              Name, Address,         Position(s)       Length of            During Past            Overseen       Directorships
                 and Age           Held with Fund     Time Served           Five Years            by Trustee     Held by Trustee
         ------------------------  ---------------  ---------------  -------------------------  ---------------  ---------------
         Jay O. Light              Trustee of the   Since May 1996   Professor of Business            39              *(2)
         c/o GMO Trust             Trust                             Administration and Senior
         40 Rowes Wharf                                              Associate Dean, Harvard
         Boston, MA 02110                                            University.
         Age: 61
         Donald W. Glazer, Esq.    Trustee of the   Since December   Advisory Counsel, Goodwin        39              None
         c/o GMO Trust             Trust            2000             Procter LLP; Secretary
         40 Rowes Wharf                                              and Consultant,
         Boston, MA 02110                                            Provant, Inc. (provider
         Age: 58                                                     of performance
                                                                     improvement training
                                                                     services and products)
                                                                     (1998 - present);
                                                                     Consultant -- Business
                                                                     and Law.

 1 Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.
 2 Mr. Light is a director of Harvard Management Company, Inc. and Security Capital European Realty. Neither of these companies has a class of securities registered pursuant to Section 12 of the Securities Exchange Act or subject to the requirements of Section 15(d) of the Act and neither of these companies is a registered investment company.

INTERESTED TRUSTEES:

                                                                                                   Number of
                                                                                                 Portfolios in
                                                        Term of              Principal               Fund
                                                     Office(1) and         Occupation(s)            Complex           Other
              Name, Address,         Position(s)       Length of            During Past            Overseen       Directorships
                 and Age           Held with Fund     Time Served           Five Years            by Trustee     Held by Trustee
         ------------------------  ---------------  ---------------  -------------------------  ---------------  ---------------

         R. Jeremy Grantham(3)     Chairman of the  Since September  Member, Grantham, Mayo,          39              None
         c/o GMO Trust             Board of         1985. President  Van Otterloo & Co. LLC.
         40 Rowes Wharf            Trustees of the  from February
         Boston, MA 02110          Trust            2002 - October
         Age: 64                                    2002.

 1 Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.
 3 Trustee is deemed to be an "interested person" of the Trust and Grantham, Mayo, Van Otterloo & Co. LLC, as defined by the 1940 Act.

PRINCIPAL OFFICERS:

                                                                  Term of
                                                               Office(4) and                Principal Occupation(s)
                    Name, Address,              Position(s)      Length of                        During Past
                       and Age                 Held with Fund   Time Served                        Five Years
         ------------------------------------  --------------  --------------  --------------------------------------------------
         Scott Eston                           President and   President and   Chief Financial Officer (1997 - present), Chief
         c/o GMO Trust                         Chief           Chief           Operating Officer (2000 - present) and Member,
         40 Rowes Wharf                        Executive       Executive       Grantham, Mayo, Van Otterloo & Co. LLC.
         Boston, MA 02110                      Officer of the  Officer since
         Age: 47                               Trust           October 2002;
                                                               Vice President
                                                               from August
                                                               1998 -
                                                               October 2002.
         Susan Randall Harbert                 Chief           Chief           Member, Grantham, Mayo, Van Otterloo & Co. LLC.
         c/o GMO Trust                         Financial       Financial
         40 Rowes Wharf                        Officer and     Officer Since
         Boston, MA 02110                      Treasurer of    February 2000;
         Age: 45                               the Trust       Treasurer
                                                               since February
                                                               1998.
         Brent Arvidson                        Assistant       Since           Senior Fund Administrator, Grantham, Mayo, Van
         c/o GMO Trust                         Treasurer of    September       Otterloo & Co. LLC.
         40 Rowes Wharf                        the Trust       1998.
         Boston, MA 02110
         Age: 33
         William R. Royer, Esq.                Vice President  Vice President  General Counsel, Anti-Money Laundering Reporting
         c/o GMO Trust                         and Clerk of    since February  Officer (July 2002 - February 2003) and Member,
         40 Rowes Wharf                        the Trust       1997; Clerk     Grantham, Mayo, Van Otterloo & Co. LLC.
         Boston, MA 02110                                      since March
         Age: 37                                               2001; May
                                                               1999 - August
                                                               1999.
         Elaine M. Hartnett, Esq.              Vice President  Vice President  Associate General Counsel, Grantham, Mayo, Van
         c/o GMO Trust                         and Secretary   since August    Otterloo & Co. LLC (June 1999 - present);
         40 Rowes Wharf                        of the Trust    1999;           Associate/ Junior Partner, Hale and Dorr LLP
         Boston, MA 02110                                      Secretary       (1991 - 1999).
         Age: 58                                               since March
                                                               2001.
         Julie Perniola                        Vice President  Since February  Anti-Money Laundering Reporting Officer (February
         c/o GMO Trust                         and Anti-       2003.           2003 - present) and Compliance Officer, Grantham,
         40 Rowes Wharf                        Money                           Mayo, Van Otterloo & Co. LLC.
         Boston, MA 02110                      Laundering
         Age: 32                               Compliance
                                               Officer

 4 Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

GMO CURRENCY HEDGED INTERNATIONAL EQUITY FUND
(A SERIES OF GMO TRUST)
ANNUAL REPORT
FEBRUARY 28, 2003

GMO CURRENCY HEDGED INTERNATIONAL EQUITY FUND
(A SERIES OF GMO TRUST)
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT

Day-to-day management of the Fund's portfolio is the responsibility of the International Quantitative Division at Grantham, Mayo, Van Otterloo & Co. LLC.

MANAGEMENT DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

Class III shares of GMO Currency Hedged International Equity Fund returned -19.5% for the fiscal year ended February 28, 2003. This is +11.9% ahead of the MSCI EAFE Hedged Index (Hedged), which returned -31.4% over the same period.

International stocks, like the U.S. market, suffered their third straight year of negative returns in 2002. World equity markets were hit by the continued global economic slowdown, which came on top of valuation levels that remained high by historical standards. With the addition of corporate governance scandals and a perilous geopolitical situation, this combined to produce the worst bear market since 1974.

Currency hedging hurt returns over the fiscal year, as the long period of post 1995 dollar strength came to a close. The unhedged EAFE index returned -17.5% (outperforming the S&P 500) on the back of strengthening foreign currencies. Foreign investors have been slowing their inflows as confidence declines in the U.S. economy. In addition, the continued large U.S. trade deficit and lower U.S. interest rates undermine support for the U.S. dollar.

But in local currency, or hedged terms, European markets fell even further than the U.S. Germany led the way down, with that country's DAX index falling a Nasdaq-like -44% in calendar year 2002. Europe continued to suffer from the unraveling of the "TMT" bubble in the technology, media, and telecommunications sectors. Faith has all but vanished that third generation mobile phone technology will deliver pots of gold to these sectors. The insurance sector suffered from a brutal combination of rising liabilities for natural (and unnatural) disasters with deteriorating asset values as equity holdings declined in value. There were questions about the viability of the Eurozone as a single currency region and the appropriateness of its stability pact, which limits government deficits. Adhering to this pact means, for example, that Germany has neither fiscal policy nor monetary policy (now ceded to the ECB) available to stimulate its economy.

In Japan, frustration continued to mount over the lack of reform. GDP growth is stagnant and some economic indicators forecast a return to recession in 2003. The solvency of the financial sector remains a concern, and several big banks have been forced to raise additional capital at the expense of current shareholders. Prime Minister Koizumi appeared to practice business as usual with the appointment of an establishment candidate to head the central bank. And the strength of the yen against the dollar poses problems for exporters. Despite the fact that the Nikkei 225 index hit a 20 year low, Japan was the best performing major market. The MSCI Japan index fell "only" by 10%, as the bad news there was at least somewhat anticipated in the prices.

Within this difficult environment, GMO's disciplined investment approach produced strong relative performance. This portfolio holds shares in the GMO International Intrinsic Value Fund (currently 60%) and

GMO CURRENCY HEDGED INTERNATIONAL EQUITY FUND
(A SERIES OF GMO TRUST)
--------------------------------------------------------------------------------

the GMO International Growth Fund (currently 40%). Those portfolios returned -4.1% and -11.4%, respectively, to outperform both EAFE and their respective style benchmarks. The lower return to the GMO Currency Hedged International Equity Fund is due to the adverse effect of hedging the currency exposure back to the U.S. dollar.

Within the underlying portfolios, the focus on higher quality, reasonably valued stocks helped ease the pain. GMO's stock selection process, which involves the application of quantitative techniques to forecast returns based upon an evaluation of stock valuation, dividend yield, price momentum, and other factors, performed well in the fiscal year.

Sector allocation was a modest benefit to the portfolio, predominantly from an overweight position in electric utilities and an underweight in technology. Generally, the most defensive sectors performed strongest in these times of uncertainty, and utility stocks led the way. Telecommunications stocks and consumer staples also outperformed the benchmark (though all sectors fell in absolute terms). Energy stocks outperformed only slightly despite a run up in oil prices to nearly $40/barrel. The outperformance of the telecommunications sector came after two dismal years, as share prices have fallen enough that the basic revenue from the traditional business is providing some valuation support even as hopes of future growth dissipate. Technology stocks performed the worst of the major sectors.

Country allocation was also a positive, as the portfolio benefited from overweights in some of the smaller markets that performed relatively well. Austria was the most notable of these, as overweighting that market, which managed positive absolute return, added close to a percentage point of relative return. Allocations to Canada and the Pacific region outside Japan were also positive as those regions enjoyed relatively strong economic growth. Currency allocation was also positive as the portfolio benefited not just in absolute terms from not holding the U.S. dollar, but also in relative terms from overweighting the euro and other continental currencies at the expense of the pound and yen.

OUTLOOK

The silver lining to the pain of a tough bear market is that the bad news is now out in the open. With lower stock prices, dividend yields are now meaningful and there is a lower hurdle on earnings growth required to deliver capital gains. Also, many CEOs have been replaced by a more prudent generation focused on reducing debt and other more conservative means of enhancing shareholder value. Lower valuations position international equities both to enjoy positive returns and to outperform the U.S. market. Within the portfolio, GMO is maintaining its strategic moderate value bias (60% versus 40%), down from a more aggressive allocation towards value. The recent outperformance of value stocks relative to growth has collapsed the wide valuation disparity between the two styles that existed at the peak of the bubble.

THE VIEWS EXPRESSED HEREIN ARE EXCLUSIVELY THOSE OF GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC MANAGEMENT AS OF THE DATE OF THIS REPORT AND ARE SUBJECT TO CHANGE. THEY ARE NOT MEANT AS INVESTMENT ADVICE.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
GMO CURRENCY HEDGED INTERNATIONAL EQUITY FUND CLASS III SHARES AND THE MSCI EAFE (HEDGED) INDEX
AS OF FEBRUARY 28, 2003

            GMO CURRENCY HEDGED INTERNATIONAL EQUITY FUND  MSCI EAFE (HEDGED) INDEX  MSCI EAFE INDEX
6/30/95                                           $10,000                   $10,000          $10,000
9/30/95                                           $10,730                   $11,175          $10,417
12/31/95                                          $11,302                   $11,992          $10,839
3/31/96                                           $11,838                   $12,716          $11,152
6/30/96                                           $12,303                   $13,194          $11,328
9/30/96                                           $12,400                   $13,289          $11,314
12/31/96                                          $13,030                   $13,648          $11,494
3/31/97                                           $13,480                   $14,309          $11,314
6/30/97                                           $14,616                   $16,075          $12,782
9/30/97                                           $15,440                   $16,539          $12,692
12/31/97                                          $14,710                   $15,758          $11,699
3/31/98                                           $17,267                   $18,411          $13,419
6/30/98                                           $17,173                   $18,740          $13,562
9/30/98                                           $13,860                   $15,346          $11,634
12/31/98                                          $15,782                   $17,916          $14,038
3/31/99                                           $16,223                   $19,287          $14,233
6/30/99                                           $18,192                   $20,500          $14,595
9/30/99                                           $18,149                   $20,365          $15,235
12/31/99                                          $19,082                   $24,450          $17,823
3/31/2000                                         $18,718                   $25,242          $17,804
6/30/2000                                         $19,936                   $24,892          $17,099
9/30/2000                                         $20,108                   $24,303          $15,720
12/31/2000                                        $20,969                   $23,380          $15,298
3/31/2001                                         $20,531                   $21,706          $13,201
6/30/2001                                         $21,787                   $22,007          $13,063
9/30/2001                                         $18,675                   $17,850          $11,234
12/31/2001                                        $19,864                   $19,668          $12,018
3/31/2002                                         $20,993                   $20,032          $12,079
6/30/2002                                         $19,841                   $17,638          $11,823
9/30/2002                                         $16,739                   $14,043           $9,490
12/31/2002                                        $17,032                   $14,273          $10,102
2/28/2003                                         $16,212                   $13,164           $9,458

AVERAGE ANNUAL TOTAL RETURN
                                                SINCE
                                              INCEPTION
                             1 YEAR   5 YEAR   6/30/95
Class III                    -19.53%   0.21%      6.51%

Performance shown is net of all fees after reimbursement from the manager. Returns and net asset values of fund investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. Past performance is not indicative of future performance. Information is unaudited.

GMO CURRENCY HEDGED INTERNATIONAL EQUITY FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2003

   SHARES/
PAR VALUE ($)  DESCRIPTION                                                VALUE ($)
-------------------------------------------------------------------------------------
               MUTUAL FUNDS -- 100.1%
               UNITED STATES -- 100.1%
      683,693  GMO International Growth Fund, Class III                    11,506,555
    1,082,980  GMO International Intrinsic Value Fund, Class IV            17,457,641
                                                                        -------------
                                                                           28,964,196
                                                                        -------------

               TOTAL MUTUAL FUNDS (COST $31,607,932)                       28,964,196
                                                                        -------------
               COMMON STOCKS -- 0.0%
               HONG KONG -- 0.0%
          796  China Digicontent Co Ltd*(a)                                         1
                                                                        -------------
               UNITED KINGDOM -- 0.0%
       19,018  British Energy Plc (Deferred Shares)*(a)                            --
                                                                        -------------

               TOTAL COMMON STOCKS (COST $19)                                       1
                                                                        -------------
               SHORT-TERM INVESTMENTS -- 5.9%
               CASH EQUIVALENTS -- 5.9%
$   1,700,000  Societe Generale GC Time Deposit, 1.34%, due 3/03/03         1,700,000
                                                                        -------------

               TOTAL SHORT-TERM INVESTMENTS (COST $1,700,000)               1,700,000
                                                                        -------------
               TOTAL INVESTMENTS -- 106.0%
               (Cost $33,307,951)                                          30,664,197

               Other Assets and Liabilities (net) -- (6.0%)                (1,741,432)
                                                                        -------------
               TOTAL NET ASSETS -- 100.0%                               $  28,922,765
                                                                        =============

               NOTES TO SCHEDULE OF INVESTMENTS:

*    Non-income producing security.

(a) Security valued at fair value using methods determined in good faith by or at the direction of the Trustees (Note 1).

              See accompanying notes to the financial statements.              1

GMO CURRENCY HEDGED INTERNATIONAL EQUITY FUND
(A SERIES OF GMO TRUST)
STATEMENT OF ASSETS AND LIABILITIES -- FEBRUARY 28, 2003
--------------------------------------------------------------------------------

ASSETS:
   Investments, at value (cost $33,307,951) (Note 1)          $30,664,197
   Cash                                                            71,108
   Foreign currency, at value (cost $12,462) (Note 1)              13,413
   Receivable for Fund shares sold                                190,000
   Interest receivable                                                 64
   Foreign taxes receivable                                        13,102
   Receivable for open forward foreign currency contracts
    (Notes 1 and 6)                                            22,066,884
   Receivable for expenses reimbursed by Manager (Note 2)          28,702
                                                              -----------

      Total assets                                             53,047,470
                                                              -----------

LIABILITIES:
   Payable for Fund shares repurchased                            971,483
   Payable to affiliate for (Note 2):
      Management fee                                               11,752
      Shareholder service fee                                       3,265
   Payable for open forward foreign currency contracts
    (Notes 1 and 6)                                            23,088,653
   Accrued expenses                                                49,552
                                                              -----------

      Total liabilities                                        24,124,705
                                                              -----------
NET ASSETS                                                    $28,922,765
                                                              ===========

NET ASSETS CONSIST OF:
   Paid-in capital                                            $37,506,744
   Accumulated undistributed net investment income                272,397
   Accumulated net realized loss                               (5,197,885)
   Net unrealized depreciation                                 (3,658,491)
                                                              -----------
                                                              $28,922,765
                                                              ===========

NET ASSETS ATTRIBUTABLE TO:
   Class III shares                                           $28,922,765
                                                              ===========

SHARES OUTSTANDING:
   Class III                                                    5,218,365
                                                              ===========

NET ASSET VALUE PER SHARE:
   Class III                                                  $      5.54
                                                              ===========

2             See accompanying notes to the financial statements.

GMO CURRENCY HEDGED INTERNATIONAL EQUITY FUND
(A SERIES OF GMO TRUST)
STATEMENT OF OPERATIONS -- YEAR ENDED FEBRUARY 28, 2003
--------------------------------------------------------------------------------

INVESTMENT INCOME:
   Dividends (net of withholding taxes of $1,212)             $    71,543
   Interest                                                        19,257
   Dividends from investment company shares                       638,779
                                                              -----------

      Total income                                                729,579
                                                              -----------

EXPENSES:
   Management fee (Note 2)                                        116,529
   Custodian fees                                                  67,338
   Audit fees                                                      46,498
   Transfer agent fees                                             25,567
   Registration fees                                                3,956
   Trustees fees and related expenses (Note 2)                      1,292
   Legal fees                                                         826
   Miscellaneous                                                    2,567
   Fees reimbursed by Manager (Note 2)                           (146,632)
                                                              -----------
                                                                  117,941
   Indirectly incurred fees waived or borne by Manager (Note
    2)                                                           (115,200)
                                                              -----------
                                                                    2,741
                                                              -----------
   Shareholder service fee (Note 2) - Class III                    32,369
   Shareholder service fee waived (Note 2) - Class III            (22,623)
                                                              -----------
                                                                    9,746
                                                              -----------
      Net expenses                                                 12,487
                                                              -----------

            Net investment income                                 717,092
                                                              -----------

REALIZED AND UNREALIZED GAIN (LOSS):
   Net realized loss on:
      Investments                                              (1,087,546)
      Foreign currency, forward contracts and foreign
      currency related transactions                            (2,871,526)
                                                              -----------

         Net realized loss                                     (3,959,072)
                                                              -----------
   Change in net unrealized appreciation (depreciation) on:
      Investments                                                 990,215
      Foreign currency, forward contracts and foreign
      currency related transactions                              (701,059)
                                                              -----------

         Net unrealized gain                                      289,156
                                                              -----------

      Net realized and unrealized loss                         (3,669,916)
                                                              -----------

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS          $(2,952,824)
                                                              ===========

              See accompanying notes to the financial statements.              3

GMO CURRENCY HEDGED INTERNATIONAL EQUITY FUND
(A SERIES OF GMO TRUST)
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                            YEAR ENDED         YEAR ENDED
                                                         FEBRUARY 28, 2003  FEBRUARY 28, 2002
                                                         -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
   Net investment income                                    $   717,092       $  3,187,114
   Net realized loss                                         (3,959,072)        (3,898,941)
   Change in net unrealized appreciation (depreciation)         289,156           (154,340)
                                                            -----------       ------------

   Net decrease in net assets from operations                (2,952,824)          (866,167)
                                                            -----------       ------------

Distributions to shareholders from:
   Net investment income
      Class III                                              (1,412,055)        (6,827,386)
      Class IV                                                       --           (325,033)
                                                            -----------       ------------
      Total distributions from net investment income         (1,412,055)        (7,152,419)
                                                            -----------       ------------

   Net realized gains
      Class III                                                      --           (187,380)
      Class IV                                                       --           (247,025)
                                                            -----------       ------------
      Total distributions from net realized gains                    --           (434,405)
                                                            -----------       ------------

                                                             (1,412,055)        (7,586,824)
                                                            -----------       ------------
   Net share transactions (Note 5):
      Class III                                              (4,293,820)        (2,273,739)
      Class IV                                                       --        (61,034,872)
                                                            -----------       ------------
   Decrease in net assets resulting from net share
    transactions                                             (4,293,820)       (63,308,611)
                                                            -----------       ------------

      Total decrease in net assets                           (8,658,699)       (71,761,602)
NET ASSETS:
   Beginning of period                                       37,581,464        109,343,066
                                                            -----------       ------------
   End of period (including accumulated undistributed
    net investment income of $272,397 and $1,571,902,
    respectively)                                           $28,922,765       $ 37,581,464
                                                            ===========       ============

4             See accompanying notes to the financial statements.

GMO CURRENCY HEDGED INTERNATIONAL EQUITY FUND
(A SERIES OF GMO TRUST)
FINANCIAL HIGHLIGHTS
(FOR A CLASS III SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------

                                                                YEAR ENDED FEBRUARY 28/29,
                                          -----------------------------------------------------------------------
                                             2003             2002             2001         2000         1999
                                          -----------      -----------      -----------  -----------  -----------
NET ASSET VALUE, BEGINNING OF PERIOD        $  7.14          $  9.25          $ 10.04      $  9.28      $ 11.92
                                            -------          -------          -------      -------      -------

Income from investment operations:
   Net investment income(e)                    0.22(d)          0.46(d)          0.23         0.23         0.23
   Net realized and unrealized gain
     (loss)                                   (1.55)           (1.00)            1.34         1.26        (0.36)(b)
                                            -------          -------          -------      -------      -------

      Total from investment operations        (1.33)           (0.54)            1.57         1.49        (0.13)
                                            -------          -------          -------      -------      -------

Less distributions to shareholders:
   From net investment income                 (0.27)           (1.53)           (0.21)       (0.42)       (0.29)
   From net realized gains                       --            (0.04)           (2.15)       (0.31)       (2.22)
                                            -------          -------          -------      -------      -------

      Total distributions                     (0.27)           (1.57)           (2.36)       (0.73)       (2.51)
                                            -------          -------          -------      -------      -------
NET ASSET VALUE, END OF PERIOD              $  5.54          $  7.14          $  9.25      $ 10.04      $  9.28
                                            =======          =======          =======      =======      =======
TOTAL RETURN(a)                              (19.53)%          (5.38)%          16.69%       15.86%       (1.84)%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)        $28,923          $37,581          $49,332      $75,054      $97,450
   Net expenses to average daily net
     assets                                    0.06%(c)         0.31%(c)         0.69%        0.69%        0.69%
   Net investment income to average
     daily net assets                          3.32%(d)         5.33%(d)         2.23%        2.25%        2.07%
   Portfolio turnover rate                       90%             120%              39%          68%          68%
   Fees and expenses reimbursed by the
     Manager to average daily net
     assets:                                   1.32%            0.79%            0.38%        0.33%        0.42%

(a) The total returns would have been lower had certain expenses not been reimbursed during the periods shown.
(b) The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) on investmensts for the year ended February 28, 1999 due to timing purchases and redemptions of Fund shares in relation to fluctuating market values of the investments of the Fund.
(c) On July 3, 2001, the Fund began to invest a substantial portion of its assets in other funds of GMO Trust and revised its reimbursement. Net expenses exclude expenses incurred indirectly through investment in underlying funds.
     See Note 2.
(d) Recognition of net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the fund invests.
(e)  Computed using average shares outstanding throughout the period.

              See accompanying notes to the financial statements.              5

GMO CURRENCY HEDGED INTERNATIONAL EQUITY FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS
FEBRUARY 28, 2003
--------------------------------------------------------------------------------

1.    SIGNIFICANT ACCOUNTING POLICIES

      GMO Currency Hedged International Equity Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts Business Trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees to create an unlimited number of series ("Funds"), each of which issues a separate series of shares, and to subdivide a series of shares into classes.

      The Fund seeks high total return through direct and indirect investment in equity securities of non-U.S. issuers and through management of the Fund's foreign currency positions. On July 3, 2001, the Fund began to invest a substantial portion of its assets in other Funds of the Trust ("underlying funds"). The Fund's benchmark is the MSCI EAFE Index (Hedged).

      At February 28, 2003, 60.3% of the Fund was invested in GMO International Intrinsic Value Fund and 39.8% of the Fund was invested in GMO International Growth Fund, separate funds of GMO Trust managed by GMO. GMO International Intrinsic Value Fund and GMO International Growth Fund invest primarily in equity securities of developed countries in Asia and Europe. The financial statements of GMO International Intrinsic Value Fund and GMO International Growth Fund should be read in conjunction with the Fund's financial statements.

      Until July 19, 2001, the Fund had two classes of shares outstanding: Class III and Class IV. Effective July 19, 2001, Class IV shares ceased operations. The principal economic difference between the classes of shares was the level of shareholder service fees borne by the classes.

      The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      PORTFOLIO VALUATION
      Shares of underlying funds and other mutual funds are valued at their net asset value as reported on each business day. Portfolio securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recent

GMO CURRENCY HEDGED INTERNATIONAL EQUITY FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------
      quoted bid price. Securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, and those values are then translated into U.S. dollars at the current exchange rate. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair value. Securities for which quotations are not readily available, or whose values the Manager has determined to be unreliable, are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction. A security's value may be deemed unreliable if, for example, the Manager becomes aware of information or events occurring after the close of a foreign market that would materially affect that security's value.

      FOREIGN CURRENCY TRANSLATION
      The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the current exchange rates each business day. Income and expenses denominated in foreign currencies are translated at current exchange rates when accrued or incurred. The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of foreign currencies and forward foreign currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid.

      FORWARD CURRENCY CONTRACTS
      The Fund may enter into forward currency contracts and forward cross currency contracts in connection with settling planned purchases or sales of securities or to hedge the currency exposure associated with some or all of the Fund's portfolio securities. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if there are movements in foreign

GMO CURRENCY HEDGED INTERNATIONAL EQUITY FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------
      currency values that are unfavorable to the Fund. The value of the currencies the Fund has committed to buy or sell is shown under Note 6 and represents the currency exposure the Fund has acquired or hedged through currency contracts as of February 28, 2003.

      FUTURES CONTRACTS
      The Fund may purchase and sell futures contracts to manage its exposure to the financial markets. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. Upon entering into a futures contract, the Fund is required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. government and agency obligations in accordance with the initial margin requirements of the broker or exchange. In addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contracts. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is liquidated on the following business day. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Losses may arise from the changes in the value of the underlying instrument, if there is an illiquid secondary market for the contracts, or if counterparties do not perform under the contract terms. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. As of February 28, 2003, there were no outstanding futures contracts.

      OPTIONS
      The Fund may write call and put options on futures, securities or currencies it owns or in which it may invest. Writing put options tends to increase the Fund's exposure to the underlying instrument. Writing call options tends to decrease the Fund's exposure to the underlying instrument. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased
      (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. At February 28, 2003, there were no open written option contracts.

      The Fund may also purchase put and call options. Purchasing call options tends to increase the Fund's exposure to the underlying instrument. Purchasing put options tends to decrease the Fund's

GMO CURRENCY HEDGED INTERNATIONAL EQUITY FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------
      exposure to the underlying instrument. The Fund pays a premium which is included in the Fund's Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, security or currency transaction to determine the realized gain or loss. The risk associated with purchasing put and call options is limited to the premium paid. At February 28, 2003, there were no open purchased option contracts.

      Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by a primary pricing source chosen by the Manager.

      SWAP AGREEMENTS
      The Fund may enter into swap agreements to manage its exposure to the financial markets. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into total return swap agreements, which involve a commitment by one party in the agreement to pay interest in exchange for a market linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. The Fund may also enter into contracts for differences in which the Fund agrees with the counterparty that its return will be based on the relative performance of two different groups or "baskets" of securities, adjusted by an interest rate payment. To the extent that the relative performance of the two baskets of securities exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. In connection with these agreements, cash or securities may be set aside as collateral by the Fund's custodian in accordance with the terms of the swap agreement. The Fund earns interest on cash set aside as collateral. Swaps are marked to market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. These financial instruments are not actively traded on financial markets. The values assigned to these instruments are based upon the best available information and because of the uncertainty of the valuation, these values may differ significantly from the values that would have been realized had a ready market for these instruments existed, and the differences could be material. Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the

GMO CURRENCY HEDGED INTERNATIONAL EQUITY FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------
      agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, or that there may be unfavorable changes in the price of the security or index underlying these transactions. At February 28, 2003, there were no open swap agreements.

      SECURITY LENDING
      The Fund may lend its securities to certain qualified brokers. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of loss with respect to the investment of the collateral, the risk of delay in recovery or loss of rights in the collateral should the borrower of the securities fail financially. The Fund receives compensation for lending its securities. At February 28, 2003, the Fund did not have any securities on loan.

      TAXES AND DISTRIBUTIONS
      The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryover for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary. Taxes on foreign interest and dividend income are withheld in accordance with the applicable country's tax treaty with the United States.

      The Fund's policy is to declare and pay distributions from net investment income semi-annually, and from net realized short-term and long-term capital gains at least annually. All distributions will be paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

      Dividends received by shareholders of the Fund which are derived from foreign source income and foreign taxes paid by the Fund are to be treated, to the extent allowable under the Code, as if received and paid by the shareholders of the Fund.

      Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from U.S. GAAP. During the years ended February 28, 2002 and February 28, 2003, the tax basis of distributions paid were as follows: ordinary income -- $7,586,824 and $1,412,055, respectively.

      At February 28, 2003, the Fund had a capital loss carryforward available to offset future capital gains, if any, to the extent permitted by the Code of $3,271,105 and $1,682,281 expiring in 2010 and 2011, respectively. The Fund has elected to defer to March 1, 2003 post-October capital losses of $724,869.

GMO CURRENCY HEDGED INTERNATIONAL EQUITY FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------

      The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 2003. This reclassification has no impact on net investment income, realized gain/loss or the net asset value of the Fund and is primarily attributable to foreign currency transactions and the net operating loss. The financial highlights exclude these adjustments.

            Accumulated
         Undistributed Net   Accumulated Net
         Investment Income    Realized Loss    Paid-in Capital
         -----------------  -----------------  ---------------
             $(604,542)        $2,871,525        $(2,266,983)

      Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

      SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
      Security transactions are accounted for on trade date. Dividend income, net of applicable withholding taxes, is recorded on the ex-dividend date, or when the Fund is informed of the ex-dividend date, if later. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and discounts. Non-cash dividends, if any, are recorded at the fair market value of the securities received. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

      EXPENSES
      The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

      INVESTMENT RISK
      There are certain additional risks involved in investing in foreign securities that are not inherent in investments in domestic securities. These risks may involve adverse political and economic developments including the possible imposition of capital controls or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times may be more volatile than securities of comparable U.S. companies and U.S. securities markets.

2.    FEES AND OTHER TRANSACTIONS WITH AFFILIATES

      GMO earns a management fee paid monthly at the annual rate of .54% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder

GMO CURRENCY HEDGED INTERNATIONAL EQUITY FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------
      service fee for client and shareholder service, reporting and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on the average daily net assets at the annual rate of .15% for Class III shares. As described in Note 1, the Fund invests in certain underlying funds of the Trust. Like the management fee (as described below), the Fund's shareholder service fee will be waived (but not below zero) to the extent of the indirect shareholder service fees paid in connection with the Fund's investment in shares of the underlying funds. For the year ended February 28, 2003, shareholder service fees incurred indirectly by the Class III shares of the Fund were .105% of Class III's average daily net assets.

      GMO has entered into a binding agreement effective until at least
      June 30, 2003 to reimburse the Fund to the extent that the Fund's total annual operating expenses (excluding shareholder service fees and the following expenses: fees and expenses of the independent Trustees of the Trust (including legal fees), brokerage commissions and other investment-related costs, hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes), securities lending fees and expenses, interest expense and transfer taxes (collectively, "fund expenses")) and the amount of fees and expenses (excluding shareholder service fees and fund expenses, as defined above) incurred indirectly by the Fund through its investment in the underlying funds exceed the management fee. Because GMO will not reimburse expenses incurred indirectly by the Fund to the extent they exceed .54%, and because the amount of fees and expenses incurred indirectly by the Fund will vary, the operating expenses (excluding shareholder service fees and fund expenses, as defined above) incurred indirectly by the Fund through its investment in the underlying funds may exceed .54% of the Fund's average daily net assets. For the year ended February 28, 2003, indirect operating expenses (excluding shareholder service fees and investment-related expense) and indirect investment-related expenses (including, but not limited to, interest expense, foreign audit expense, and investment-related legal expense) incurred by the Fund were .534% and less than .001% of Class III's average daily net assets, respectively.

      As of February 28, 2003, a significant portion of the Fund's shares were held by accounts for which the Manager has investment discretion.

      The Fund's portion of the fee paid by the Trust to the independent Trustees during the year ended February 28, 2003, was $1,172. No remuneration is paid to any Trustee or officer who is affiliated with the Manager.

3.    PURCHASES AND SALES OF SECURITIES

      Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2003, aggregated $20,438,779 and $28,301,603, respectively.

GMO CURRENCY HEDGED INTERNATIONAL EQUITY FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------

      At February 28, 2003, the cost for Federal income tax purposes and gross unrealized appreciation and depreciation in the value of investments held were as follows:

                         Gross Unrealized  Gross Unrealized  Net Unrealized
         Aggregate Cost    Appreciation      Depreciation     Depreciation
         --------------  ----------------  ----------------  --------------
          $33,529,638        $     --        $(2,865,441)     $(2,865,441)

4.    PRINCIPAL SHAREHOLDERS

      At February 28, 2003, 71.6% of the outstanding shares of the Fund were held by two shareholders, each holding in excess of 10% of the outstanding shares of the Fund. One of the shareholders is another fund of GMO Trust. Investment activities of these shareholders may have a material effect on the Fund.

5.    SHARE TRANSACTIONS

      The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                                               Year Ended                Year Ended
                                                           February 28, 2003         February 28, 2002
                                                        ------------------------  ------------------------
                                                          Shares       Amount       Shares       Amount
         Class III:                                     ----------  ------------  ----------  ------------
         Shares sold                                     2,882,019  $ 16,484,193     159,897  $  1,303,095
         Shares issued to shareholders in reinvestment
           of distributions                                189,880     1,365,235     961,330     6,731,351
         Shares repurchased                             (3,118,860)  (22,143,248) (1,190,266)  (10,308,185)
                                                        ----------  ------------  ----------  ------------
         Net decrease                                      (46,961) $ (4,293,820)    (69,039) $ (2,273,739)
                                                        ==========  ============  ==========  ============

                                                               Year Ended                Year Ended
                                                           February 28, 2003         February 28, 2002
                                                        ------------------------  ------------------------
                                                          Shares       Amount       Shares       Amount
         Class IV:                                      ----------  ------------  ----------  ------------
         Shares sold                                            --  $         --          --  $         --
         Shares issued to shareholders in reinvestment
           of distributions                                     --            --      26,251       247,025
         Shares repurchased                                     --            --  (6,526,919)  (61,281,897)
                                                        ----------  ------------  ----------  ------------
         Net decrease                                           --  $         --  (6,500,668) $(61,034,872)
                                                        ==========  ============  ==========  ============

GMO CURRENCY HEDGED INTERNATIONAL EQUITY FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------

6.    FINANCIAL INSTRUMENTS

      A summary of outstanding financial instruments at February 28, 2003 is as follows:

      FORWARD CURRENCY CONTRACTS

                                                                         Net Unrealized
         Settlement                                                       Appreciation
            Date     Deliver/Receive   Units of Currency      Value      (Depreciation)
         ----------  ----------------  -----------------  -------------  --------------
            Buys
           4/28/03   AUD                     11,543,278   $  6,967,667    $    677,404
           4/28/03   CAD                     12,032,126      8,054,239         411,449
           3/28/03   CHF                     16,702,071     12,323,209       1,053,918
           3/28/03   DKK                     44,667,035      6,473,934         616,699
           3/28/03   EUR                    101,733,910    109,547,694      10,355,411
           3/28/03   GBP                     27,823,537     43,754,635         894,342
           4/28/03   HKD                    175,102,510     22,447,984          35,847
           4/28/03   JPY                  5,251,228,904     44,510,364       1,977,090
           3/28/03   NOK                    193,797,164     26,969,252       1,611,094
           4/28/03   NZD                     16,025,052      8,858,635       1,265,324
           3/28/03   SEK                    294,522,783     34,555,212       3,132,593
           4/28/03   SGD                      2,900,480      1,669,173          35,713
                                                                          ------------
                                                                          $ 22,066,884
                                                                          ============
           Sales
           4/28/03   AUD                     13,077,129   $  7,893,518    $   (731,389)
           4/28/03   CAD                     12,549,009      8,400,238        (450,089)
           3/28/03   CHF                     19,772,771     14,588,849      (1,173,912)
           3/28/03   DKK                     49,045,118      7,108,483        (649,855)
           3/28/03   EUR                    109,997,214    118,445,670     (10,774,593)
           3/28/03   GBP                     32,202,899     50,641,516        (884,570)
           4/28/03   HKD                    177,351,266     22,736,273         (35,476)
           4/28/03   JPY                  5,892,148,255     49,942,912      (2,371,586)
           3/28/03   NOK                    196,357,686     27,325,580      (1,729,794)
           4/28/03   NZD                     16,295,117      9,007,927      (1,239,856)
           3/28/03   SEK                    297,066,194     34,853,620      (3,011,507)
           4/28/03   SGD                      2,867,814      1,650,374         (36,026)
                                                                          ------------
                                                                          $(23,088,653)
                                                                          ============

GMO CURRENCY HEDGED INTERNATIONAL EQUITY FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------

      CURRENCY ABBREVIATIONS:

AUD - Australian Dollar
CAD -Canadian Dollar
CHF - Swiss Franc
DKK - Danish Krona
EUR - Euro
GBP - British Pound
HKD - Hong Kong Dollar
JPY - Japanese Yen
NOK - Norwegian Krone
NZD - New Zealand Dollar
SEK - Swedish Krona
SGD - Singapore Dollar

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE TRUSTEES OF GMO TRUST AND THE SHAREHOLDERS OF
GMO CURRENCY HEDGED INTERNATIONAL EQUITY FUND

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Currency Hedged International Equity Fund (the "Fund") (a series of GMO Trust) at February 28, 2003, and the results of its operations, the changes in its net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 15, 2003

TRUSTEES AND OFFICERS (UNAUDITED)
The following tables list the Trust's Trustees and officers; their address and age; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information includes additional information about the Trust's trustees and is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

INDEPENDENT TRUSTEES:

                                                                                                   Number of
                                                                                                 Portfolios in
                                                        Term of              Principal               Fund
                                                     Office(1) and         Occupation(s)            Complex           Other
              Name, Address,         Position(s)       Length of            During Past            Overseen       Directorships
                 and Age           Held with Fund     Time Served           Five Years            by Trustee     Held by Trustee
         ------------------------  ---------------  ---------------  -------------------------  ---------------  ---------------
         Jay O. Light              Trustee of the   Since May 1996   Professor of Business            39              *(2)
         c/o GMO Trust             Trust                             Administration and Senior
         40 Rowes Wharf                                              Associate Dean, Harvard
         Boston, MA 02110                                            University.
         Age: 61

         Donald W. Glazer, Esq.    Trustee of the   Since December   Advisory Counsel, Goodwin        39              None
         c/o GMO Trust             Trust            2000             Procter LLP; Secretary
         40 Rowes Wharf                                              and Consultant,
         Boston, MA 02110                                            Provant, Inc. (provider
         Age: 58                                                     of performance
                                                                     improvement training
                                                                     services and products)
                                                                     (1998 - present);
                                                                     Consultant -- Business
                                                                     and Law.

1 Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.
2 Mr. Light is a director of Harvard Management Company, Inc. and Security Capital European Realty. Neither of these companies has a class of securities registered pursuant to Section 12 of the Securities Exchange Act or subject to the requirements of Section 15(d) of the Act and neither of these companies is a registered investment company.

INTERESTED TRUSTEES:

                                                                                                   Number of
                                                                                                 Portfolios in
                                                        Term of              Principal               Fund
                                                     Office(1) and         Occupation(s)            Complex           Other
              Name, Address,         Position(s)       Length of            During Past            Overseen       Directorships
                 and Age           Held with Fund     Time Served           Five Years            by Trustee     Held by Trustee
         ------------------------  ---------------  ---------------  -------------------------  ---------------  ---------------
         R. Jeremy Grantham(3)     Chairman of the  Since September  Member, Grantham, Mayo,          39              None
         c/o GMO Trust             Board of         1985. President  Van Otterloo & Co. LLC.
         40 Rowes Wharf            Trustees of the  from February
         Boston, MA 02110          Trust            2002 - October
         Age: 64                                    2002.

1 Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.
3 Trustee is deemed to be an "interested person" of the Trust and Grantham, Mayo, Van Otterloo & Co. LLC, as defined by the 1940 Act.

PRINCIPAL OFFICERS:

                                                                          Term of Office(4)            Principal Occupation(s)
              Name, Address,                 Position(s)                    and Length of                    During Past
                  and Age                   Held with Fund                   Time Served                      Five Years
         -------------------------  ------------------------------  ------------------------------  ------------------------------
         Scott Eston                President and Chief Executive   President and Chief Executive   Chief Financial Officer
         c/o GMO Trust              Officer of the Trust            Officer since October 2002;     (1997 - present), Chief
         40 Rowes Wharf                                             Vice President from August      Operating Officer (2000 -
         Boston, MA 02110                                           1998 - October 2002.            present) and Member, Grantham,
         Age: 47                                                                                    Mayo, Van Otterloo & Co. LLC.

         Susan Randall Harbert      Chief Financial Officer and     Chief Financial Officer Since   Member, Grantham, Mayo, Van
         c/o GMO Trust              Treasurer of the Trust          February 2000; Treasurer since  Otterloo & Co. LLC.
         40 Rowes Wharf                                             February 1998.
         Boston, MA 02110
         Age: 45

         Brent Arvidson             Assistant Treasurer of the      Since September 1998.           Senior Fund Administrator,
         c/o GMO Trust              Trust                                                           Grantham, Mayo, Van
         40 Rowes Wharf                                                                             Otterloo & Co. LLC.
         Boston, MA 02110
         Age: 33

         William R. Royer, Esq.     Vice President and Clerk of     Vice President since February   General Counsel, Anti- Money
         c/o GMO Trust              the Trust                       1997; Clerk since March 2001;   Laundering Reporting Officer
         40 Rowes Wharf                                             May 1999 - August 1999.         (July 2002 - February 2003)
         Boston, MA 02110                                                                           and Member, Grantham, Mayo,
         Age: 37                                                                                    Van Otterloo & Co. LLC.

         Elaine M. Hartnett, Esq.   Vice President and Secretary    Vice President since August     Associate General Counsel,
         c/o GMO Trust              of the Trust                    1999; Secretary since March     Grantham, Mayo, Van
         40 Rowes Wharf                                             2001.                           Otterloo & Co. LLC (June
         Boston, MA 02110                                                                           1999 - present); Associate/
         Age: 58                                                                                    Junior Partner, Hale and Dorr
                                                                                                    LLP (1991 - 1999).

         Julie Perniola             Vice President and Anti- Money  Since February 2003.            Anti-Money Laundering
         c/o GMO Trust              Laundering Compliance Officer                                   Reporting Officer (February
         40 Rowes Wharf                                                                             2003 - present) and Compliance
         Boston, MA 02110                                                                           Officer, Grantham, Mayo, Van
         Age: 32                                                                                    Otterloo & Co. LLC.

4 Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

GMO DOMESTIC BOND FUND
(A SERIES OF GMO TRUST)
ANNUAL REPORT
FEBRUARY 28, 2003

GMO DOMESTIC BOND FUND
(A SERIES OF GMO TRUST)
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT

Day-to-day management of the Fund's portfolio is the responsibility of the Fixed Income Division at Grantham, Mayo, Van Otterloo & Co. LLC.

MANAGEMENT DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

The Class III shares of the GMO Domestic Bond Fund returned +11.4% for the fiscal year ended February 28, 2003, as compared with the +11.3% return of the Lehman Brothers U.S. Government Bond Index.

The Fund outperformed the benchmark, though issue selection hurt performance in the latter part of 2002. Value was lost due to credit related spread widening in the assets underlying the Fund's investment in the GMO Alpha LIBOR Fund, and the default of certain healthcare receivable asset-backed bonds held by GMO Alpha LIBOR Fund, which cost the Fund 23 basis points.

In November of 2002, the Federal Reserve cut short-term interest rates from 1.75% to 1.25% in response to growing signs that U.S. economic growth had slowed. The yield curve steepened significantly over the period, as 3-month rates fell by more than 50 basis points and 10-year interest rates fell by more than 100 basis points. While 10-year swap spreads narrowed from 67 to 42 basis points, credit quality deteriorated on many of the high quality, but less liquid sectors of the U.S. bond market as economic activity slowed.

As of February 28, 2002, approximately 54% of the Fund was invested in U.S. government agency issues and U.S. Treasury securities. Approximately 29% of the Fund was invested in highly-rated asset-backed securities. These included issues backed by auto, truck, credit card, and healthcare receivables. The remainder of the Fund was split between corporates (7%), collateralized bond obligations (9%), and cash (1%). The Fund's exposure to these assets is achieved both directly and indirectly through its investment in the GMO Alpha LIBOR Fund and GMO Short-Duration Collateral Fund.

OUTLOOK

The Fund will continue to focus on high credit quality, but less liquid sectors of the U.S. bond market that offer attractive returns relative to the index.

THE VIEWS EXPRESSED HEREIN ARE EXCLUSIVELY THOSE OF GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC MANAGEMENT AS OF THE DATE OF THIS REPORT AND ARE SUBJECT TO CHANGE. THEY ARE NOT MEANT AS INVESTMENT ADVICE.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
    GMO DOMESTIC BOND FUND CLASS III SHARES AND THE
       LEHMAN BROTHERS U.S. GOVERNMENT BOND INDEX
                AS OF FEBRUARY 28, 2003
                                                          GMO DOMESTIC     LEHMAN BROTHERS
                                                           BOND FUND    U.S. GOV'T. BOND INDEX
8/18/94                                                        $10,000                 $10,000
9/30/94                                                         $9,890                  $9,927
12/31/94                                                        $9,939                  $9,962
3/31/95                                                        $10,377                 $10,431
6/30/95                                                        $11,036                 $11,078
9/30/95                                                        $11,272                 $11,275
12/31/95                                                       $11,785                 $11,790
3/31/96                                                        $11,506                 $11,523
6/30/96                                                        $11,560                 $11,578
9/30/96                                                        $11,785                 $11,773
12/31/96                                                       $12,143                 $12,116
3/31/97                                                        $12,035                 $12,018
6/30/97                                                        $12,472                 $12,435
9/30/97                                                        $12,876                 $12,852
12/31/97                                                       $13,352                 $13,278
3/31/98                                                        $13,510                 $13,478
6/30/98                                                        $13,899                 $13,834
9/30/98                                                        $14,662                 $14,599
12/31/98                                                       $14,427                 $14,586
3/31/99                                                        $14,192                 $14,378
6/30/99                                                        $14,191                 $14,255
9/30/99                                                        $14,185                 $14,350
12/31/99                                                       $14,168                 $14,260
3/31/2000                                                      $14,701                 $14,738
6/30/2000                                                      $14,913                 $14,969
9/30/2000                                                      $15,386                 $15,381
12/31/2000                                                     $16,189                 $16,149
3/31/2001                                                      $16,638                 $16,555
6/30/2001                                                      $16,669                 $16,516
9/30/2001                                                      $17,562                 $17,420
12/31/2001                                                     $17,393                 $17,317
3/31/2002                                                      $17,320                 $17,207
6/30/2002                                                      $18,123                 $17,971
9/30/2002                                                      $19,321                 $19,169
12/31/2002                                                     $19,453                 $19,307
2/28/2003                                                      $19,727                 $19,570

AVERAGE ANNUAL TOTAL RETURN
                                               SINCE
                                             INCEPTION
                             1 YEAR  5 YEAR   8/18/94
Class III                    11.43%   7.91%      8.28%

Performance shown is net of all fees after reimbursement from the manager. Returns and net asset values of fund investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. Each performance figure assumes purchase at the beginning and redemption at the end of the stated period. Past performance is not indicative of future performance. Information is unaudited.

GMO DOMESTIC BOND FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2003

PAR VALUE ($)/
    SHARES      DESCRIPTION                                                VALUE ($)
--------------------------------------------------------------------------------------
                DEBT OBLIGATIONS -- 41.5%
                CORPORATE DEBT -- 2.7%
     2,500,000  Bank Austria AG, 144A, 7.25%, due 02/15/17                   3,043,500
                                                                         -------------
                FOREIGN GOVERNMENT OBLIGATIONS -- 6.3%
    24,000,000  Bulgaria Discount Strips, 0.00%, due 07/28/24(a)             7,114,337
                                                                         -------------
                U.S. GOVERNMENT -- 2.4%
     1,075,300  U.S. Treasury Inflation Indexed Note, 4.25%, due
                  01/15/10                                                   1,271,038
     1,213,454  U.S. Treasury Inflation Indexed Note, 3.88%, due
                  01/15/09(b)                                                1,396,989
                                                                         -------------
                                                                             2,668,027
                                                                         -------------
                U.S. GOVERNMENT AGENCY -- 30.1%
    10,000,000  Agency for International Development Floater (Support
                  of India), Variable Rate, 3 mo. LIBOR + .10%, 1.48%,
                  due 02/01/27                                               9,880,000
     6,000,000  Agency for International Development Floater (Support
                  of Jamaica), Variable Rate, 6 mo. LIBOR + .30%,
                  1.64%, due 12/01/14                                        6,007,500
     5,188,152  Agency for International Development Floater (Support
                  of Jamaica), Variable Rate, 6 mo. U.S. Treasury Bill
                  + .75%, 1.95%, due 03/30/19                                5,158,943
     6,602,500  Agency for International Development Floater (Support
                  of Sri Lanka), Variable Rate, 6 mo. LIBOR + .20%,
                  1.54%, due 06/15/12                                        6,585,994
     6,600,003  Agency for International Development Floater (Support
                  of Zimbabwe), Variable Rate, 3 mo. U.S. Treasury Bill
                  x 115%, 2.60%, due 01/01/12                                6,517,502
                                                                         -------------
                                                                            34,149,939
                                                                         -------------

                TOTAL DEBT OBLIGATIONS (COST $44,578,050)                   46,975,803
                                                                         -------------
                MUTUAL FUNDS -- 51.0%
        24,511  GMO Alpha LIBOR Fund                                           581,397
     2,286,601  GMO Short-Duration Collateral Fund                          57,187,888
                                                                         -------------
                TOTAL MUTUAL FUNDS (COST $57,788,818)                       57,769,285
                                                                         -------------

              See accompanying notes to the financial statements.              1

GMO DOMESTIC BOND FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2003

    SHARES      DESCRIPTION                                                VALUE ($)
--------------------------------------------------------------------------------------
                PREFERRED STOCKS -- 5.6%
                BANKING AND FINANCIAL SERVICES -- 5.6%
        10,000  Home Ownership Funding 2 Preferred 144A, 13.338%             6,276,150
                                                                         -------------

                TOTAL PREFERRED STOCKS (COST $6,824,587)                     6,276,150
                                                                         -------------
                TOTAL INVESTMENTS -- 98.1%
                (Cost $109,191,455)                                        111,021,238

                Other Assets and Liabilities (net) -- 1.9%                   2,201,673
                                                                         -------------
                TOTAL NET ASSETS -- 100.0%                               $ 113,222,911
                                                                         =============

                NOTES TO THE SCHEDULE OF INVESTMENTS:

144A - Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

Variable rates - The rates shown on variable rate notes are the current interest rates at February 28, 2003, which are subject to change based on the terms of the security.

(a) Security valued at fair value using methods determined in good faith by or at the direction of the Trustees (Note 1).

(b) All or a portion of this security has been segregated to cover margin requirements on open financial futures contracts (Note 6).

2             See accompanying notes to the financial statements.

GMO DOMESTIC BOND FUND
(A SERIES OF GMO TRUST)
STATEMENT OF ASSETS AND LIABILITIES -- FEBRUARY 28, 2003
--------------------------------------------------------------------------------

ASSETS:
   Investments, at value (cost $109,191,455) (Note 1)         $111,021,238
   Cash                                                            879,358
   Receivable for investments sold                              22,509,951
   Receivable for Fund shares sold                                 125,000
   Interest receivable                                             350,451
   Receivable for variation margin on open futures contracts
    (Notes 1 and 6)                                                 89,561
   Net receivable for open swap contracts (Notes 1 and 6)           35,397
   Receivable for expenses reimbursed by Manager (Note 2)            2,800
                                                              ------------

      Total assets                                             135,013,756
                                                              ------------

LIABILITIES:
   Payable for investments purchased                            20,000,000
   Payable for Fund shares repurchased                           1,741,867
   Payable to affiliate for (Note 2):
      Management fee                                                 8,518
      Shareholder service fee                                       12,778
   Accrued expenses                                                 27,682
                                                              ------------

      Total liabilities                                         21,790,845
                                                              ------------
NET ASSETS                                                    $113,222,911
                                                              ============

NET ASSETS CONSIST OF:
   Paid-in capital                                            $107,597,330
   Accumulated undistributed net investment income                 325,715
   Accumulated net realized gain                                 3,093,452
   Net unrealized appreciation                                   2,206,414
                                                              ------------
                                                              $113,222,911
                                                              ============

NET ASSETS ATTRIBUTABLE TO:
   Class III shares                                           $113,222,911
                                                              ============

SHARES OUTSTANDING:
   Class III                                                    11,233,425
                                                              ============

NET ASSET VALUE PER SHARE:
   Class III                                                  $      10.08
                                                              ============

              See accompanying notes to the financial statements.              3

GMO DOMESTIC BOND FUND
(A SERIES OF GMO TRUST)
STATEMENT OF OPERATIONS -- YEAR ENDED FEBRUARY 28, 2003
--------------------------------------------------------------------------------

INVESTMENT INCOME:
   Interest                                                   $ 2,699,728
   Dividends                                                      599,899
                                                              -----------

         Total income                                           3,299,627
                                                              -----------
EXPENSES:
   Management fee (Note 2)                                        116,826
   Audit fees                                                      25,957
   Custodian and transfer agent fees                               21,793
   Legal fees                                                       8,330
   Registration fees                                                3,870
   Trustees fees and related expenses (Note 2)                      3,518
   Miscellaneous                                                    2,565
   Fees reimbursed by Manager (Note 2)                            (60,331)
                                                              -----------
                                                                  122,528

   Shareholder service fee (Note 2) - Class III                   175,240
                                                              -----------
      Net expenses                                                297,768
                                                              -----------

         Net investment income                                  3,001,859
                                                              -----------

REALIZED AND UNREALIZED GAIN (LOSS):
   Net realized gain (loss) on:
      Investments                                                (492,656)
      Realized gains distributions from investment company
      shares                                                       53,332
      Closed futures contracts                                  2,206,273
      Closed swap contracts                                     6,365,796
                                                              -----------

         Net realized gain                                      8,132,745
                                                              -----------

   Change in net unrealized appreciation (depreciation) on:
      Investments                                               2,229,955
      Open futures contracts                                      131,334
      Open swap contracts                                      (1,297,073)
                                                              -----------

         Net unrealized gain                                    1,064,216
                                                              -----------

      Net realized and unrealized gain                          9,196,961
                                                              -----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS          $12,198,820
                                                              ===========

4             See accompanying notes to the financial statements.

GMO DOMESTIC BOND FUND
(A SERIES OF GMO TRUST)
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                            YEAR ENDED         YEAR ENDED
                                                         FEBRUARY 28, 2003  FEBRUARY 28, 2002
                                                         -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
   Net investment income                                   $  3,001,859       $  7,133,724
   Net realized gain                                          8,132,745          5,373,329
   Change in net unrealized appreciation (depreciation)       1,064,216         (1,886,101)
                                                           ------------       ------------

   Net increase in net assets from operations                12,198,820         10,620,952
                                                           ------------       ------------

Distributions to shareholders from:
   Net investment income
      Class III                                              (3,105,892)        (8,152,095)
                                                           ------------       ------------
      Total distributions from net investment income         (3,105,892)        (8,152,095)
                                                           ------------       ------------
   Net realized gains
      Class III                                              (4,216,075)        (6,876,138)
                                                           ------------       ------------
      Total distributions from net realized gains            (4,216,075)        (6,876,138)
                                                           ------------       ------------

                                                             (7,321,967)       (15,028,233)
                                                           ------------       ------------
   Net share transactions (Note 5):
      Class III                                             (46,654,360)       (11,126,261)
                                                           ------------       ------------
   Decrease in net assets resulting from net share
    transactions                                            (46,654,360)       (11,126,261)
                                                           ------------       ------------

      Total decrease in net assets                          (41,777,507)       (15,533,542)
NET ASSETS:
   Beginning of period                                      155,000,418        170,533,960
                                                           ------------       ------------
   End of period (including accumulated undistributed
    net investment income of $325,715 and $409,323,
    respectively)                                          $113,222,911       $155,000,418
                                                           ============       ============

              See accompanying notes to the financial statements.              5

GMO DOMESTIC BOND FUND
(A SERIES OF GMO TRUST)
FINANCIAL HIGHLIGHTS
(FOR A CLASS III SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------

                                                     YEAR ENDED FEBRUARY 28/29,
                                          ------------------------------------------------
                                            2003      2002    2001(C)     2000      1999
                                          --------  --------  --------  --------  --------
NET ASSET VALUE, BEGINNING OF PERIOD      $   9.68  $   9.98  $   9.23  $   9.65  $  10.26
                                          --------  --------  --------  --------  --------

Income from investment operations:
   Net investment income(d)                   0.25+     0.43+     0.61+     0.60      0.68
   Net realized and unrealized gain
     (loss)                                   0.83      0.20      0.72     (0.42)    (0.15)
                                          --------  --------  --------  --------  --------

      Total from investment operations        1.08      0.63      1.33      0.18      0.53
                                          --------  --------  --------  --------  --------

Less distributions to shareholders:
   From net investment income                (0.27)    (0.50)    (0.58)    (0.58)    (0.68)
   From net realized gains                   (0.41)    (0.43)       --     (0.02)    (0.46)
                                          --------  --------  --------  --------  --------

      Total distributions                    (0.68)    (0.93)    (0.58)    (0.60)    (1.14)
                                          --------  --------  --------  --------  --------
NET ASSET VALUE, END OF PERIOD            $  10.08  $   9.68  $   9.98  $   9.23  $   9.65
                                          ========  ========  ========  ========  ========
TOTAL RETURN(a)                              11.43%     6.62%    14.91%     2.03%     5.03%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)      $113,223  $155,000  $170,534  $164,457  $175,071
   Net operating expenses to average
     daily net assets                         0.25%     0.25%     0.25%     0.25%     0.25%
   Interest expense to average daily net
     assets                                     --        --      0.07%     0.19%     0.02%
   Total net expenses to average daily
     net assets(e)                            0.25%     0.25%     0.32%(b)     0.44%(b)     0.27%(b)
   Net investment income to average
     daily net assets(d)                      2.57%     4.35%     6.41%     5.85%     6.21%
   Portfolio turnover rate                      71%       19%       65%       20%       17%
   Fees and expenses reimbursed by the
     Manager to average daily net
     assets:                                  0.05%     0.05%     0.05%     0.05%     0.19%

(a) The total returns would have been lower had certain expenses not been reimbursed during the periods shown.
(b) Interest expense incurred as a result of entering into reverse repurchase agreements is included in the Fund's net expenses. Income earned on investing proceeds from reverse repurchase agreements is included in interest income.
(c) Effective March 1, 2000, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on debt securities. The effect of this change for the year ended February 28, 2001 was to increase net investment income per share by $0.001, decrease net realized and unrealized gains and losses per share by $0.001 and increase the ratio of net investment income to average net assets from 6.40% to 6.41%. Per share data and ratios/suppplemental data for periods prior to March 1, 2000 have not been restated to reflect this change.
(d) Net investment income is affected by timing of the declaration of dividends by other GMO Funds in which the Fund invests.
(e) Net expenses exclude expenses incurred indirectly through investment in other GMO Funds in which the Fund invests.
+    Computed using average shares outstanding throughout the period.

6             See accompanying notes to the financial statements.

GMO DOMESTIC BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS
FEBRUARY 28, 2003
--------------------------------------------------------------------------------

1.    SIGNIFICANT ACCOUNTING POLICIES

      GMO Domestic Bond Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts Business Trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees to create an unlimited number of series ("Funds"), each of which issues a separate series of shares, and to subdivide a series of shares into classes.

      The Fund seeks high total return through investment in U.S. investment grade securities. The Fund's benchmark is the Lehman Brothers U.S. Government Bond Index.

      At February 28, 2003, 0.5% of the Fund was invested in the GMO Alpha LIBOR Fund and 50.5% of the Fund was invested in the GMO Short-Duration Collateral Fund, separate funds of GMO Trust managed by GMO. Shares of the GMO Alpha LIBOR Fund and the GMO Short-Duration Collateral Fund are not publicly available for direct purchase. The financial statements of the GMO Alpha LIBOR Fund and the GMO Short-Duration Collateral Fund should be read in conjunction with the Fund's financial statements.

      The Fund invested a substantial portion of its assets in GMO Alpha LIBOR Fund ("Alpha LIBOR Fund") to obtain the Fund's core portfolio exposure. In November 2002, certain bonds held by Alpha LIBOR Fund ("NPF bonds") defaulted amid allegations of fraud and significant violations of the bonds' indentures. Currently, no market exists for the NPF bonds, and they are being valued at fair value by the trustees of GMO Trust or persons acting at their direction. The devaluation of the NPF bonds had a negative impact on the Fund's net asset value per share.

      In late November 2002, Alpha LIBOR Fund undertook a reorganization transaction with a new series of GMO Trust, GMO Short-Duration Collateral Fund ("SDCF") and approximately 78% of the Fund's interest in Alpha LIBOR Fund was transferred to SDCF in exchange for SDCF shares. The reorganization was treated as a sale of the Alpha LIBOR Fund shares for financial reporting purposes and a distribution by Alpha LIBOR Fund for tax purposes. Accordingly, for financial reporting purposes, the Fund recognized a loss on the sale of the Alpha LIBOR shares of approximately $173,371. In addition, the Fund recognized for tax, but not for financial reporting purposes, ordinary income of $93,879 and long-term capital gains of $16,744 from Alpha LIBOR Fund. $283,994 was added to the tax cost basis of the Fund's holdings of Alpha LIBOR Fund.

      The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and which are consistently followed by the Fund in the preparation of its financial statements. The

GMO DOMESTIC BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------
      preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      PORTFOLIO VALUATION
      Portfolio securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price. Securities which are primarily traded on foreign exchanges are generally valued at the closing values of such securities on their respective exchanges, and those values are then translated into U.S. dollars at the current exchange rate. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair value. Shares of other GMO Funds are valued at their net asset value as reported on each business day. Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction. A security's value may be deemed unreliable if, for example, the Manager becomes aware of information or events occurring after the close of a foreign market that would materially affect that security's value.

      Some fixed income securities are valued at the closing bid for such securities as supplied by a primary pricing source chosen by the Manager. The Manager evaluates such primary pricing sources on an ongoing basis, and may change a pricing source should it deem it appropriate. The Manager is informed of erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and at its discretion may override a price supplied by a source (by taking a price supplied by another source).

      Securities may be valued by independent pricing services which use prices provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics.

      Certain securities held by the Fund, or underlying funds in which it invests, were valued on the basis of a price provided by a principal market maker. The prices provided by the principal market makers may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements. At February 28, 2003, the total value of these securities represented 26% of net assets, all of which are U.S. Government backed securities.

      FUTURES CONTRACTS
      The Fund may purchase and sell futures contracts to manage its exposure to the financial markets. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures

GMO DOMESTIC BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------
      tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. Upon entering into a futures contract, the Fund is required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. government and agency obligations in accordance with the initial margin requirements of the broker or exchange. In addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contracts. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is liquidated on the following business day. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Losses may arise from the changes in the value of the underlying instrument, if there is an illiquid secondary market for the contracts, or if counterparties do not perform under the contract terms. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. See Note 6 for all open futures contracts as of February 28, 2003.

      OPTIONS
      The Fund may write call and put options on futures or securities it owns or in which it may invest. Writing put options tends to increase the Fund's exposure to the underlying instrument. Writing call options tends to decrease the Fund's exposure to the underlying instrument. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying future or security transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying future or security may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future or security underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. At February 28, 2003, there were no open written option contracts.

      The Fund may also purchase put and call options. Purchasing call options tends to increase the Fund's exposure to the underlying instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying instrument. The Fund pays a premium which is included in the Fund's Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future or security transaction to determine the realized gain or loss. The risk associated with purchasing put and call options is limited to the premium paid. At February 28, 2003, there were no open purchased option contracts.

GMO DOMESTIC BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------

      Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by a primary pricing source chosen by the Manager.

      LOAN AGREEMENTS
      The Fund may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. The Fund's investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the "lender") that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan.

      INDEXED SECURITIES
      The Fund may invest in indexed securities whose redemption values and/or coupons are linked to the prices of other securities, securities indices, or other financial indicators. The Fund uses indexed securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets that may be difficult to invest in through conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment.

      SWAP AGREEMENTS
      The Fund may enter into swap agreements to manage its exposure to the financial markets. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into interest rate, total return and forward swap spread lock swap agreements to manage its exposure to interest rates. Interest rate swap agreements involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Total return swap agreements involve commitments to pay interest in exchange for a market linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Forward swap spread lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread,

GMO DOMESTIC BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------
      multiplied by the notional amount times the duration of the swap rate. The swap spread is the difference between the benchmark swap rate (market rate) and the specific treasury rate. In connection with these agreements, cash or securities may be set aside as collateral by the Fund's custodian in accordance with the terms of the swap agreement. The Fund earns interest on cash set aside as collateral. Swaps are marked to market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. Net payments of interest on interest rate swap agreements are included as part of interest income. These financial instruments are not actively traded on financial markets. The values assigned to these instruments are based upon the best available information and because of the uncertainty of the valuation, these values may differ significantly from the values that would have been realized had a ready market for these instruments existed, and the differences could be material. Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, or that there may be unfavorable changes in interest rates. See Note 6 for a summary of open swap agreements as of February 28, 2003.

      REPURCHASE AGREEMENTS
      The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Fund and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters insolvency proceedings, recovery of cash by the Fund may be delayed or limited.

      REVERSE REPURCHASE AGREEMENTS
      The Fund may enter into reverse repurchase agreements with certain banks and broker/dealers whereby the Fund sells portfolio assets concurrent with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. In connection with these agreements, the Fund establishes segregated accounts with its custodian in which the Fund maintains cash, U.S. Government securities or other liquid high grade debt obligations in the name of the counterparty equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements

GMO DOMESTIC BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------
      involve the risk that the market value of the securities the Fund has sold may decline below the price at which it is obligated to repurchase them under the agreement. During the year ended February 28, 2003, the Fund did not enter into any reverse repurchase agreements.

      SECURITY LENDING
      The Fund may lend its securities to certain qualified brokers. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of loss with respect to the investment of the collateral, the risk of delay in recovery or loss of rights in the collateral should the borrower of the securities fail financially. The Fund receives compensation for lending its securities. At February 28, 2003, there were no securities on loan.

      TAXES AND DISTRIBUTIONS
      The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary. Taxes on foreign dividend income are withheld in accordance with the applicable country's tax treaty with the United States.

      The Fund's policy is to declare and pay distributions from net investment income quarterly, and from net realized short-term and long-term capital gains at least annually. All distributions will be paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

      Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. During the years ended February 28, 2002 and February 28, 2003, the tax basis of distributions paid from ordinary income were $12,483,179 and $7,321,967, respectively. During the year ended February 28, 2002, the tax basis of distributions paid from long-term capital gains were $2,545,054.

      As of February 28, 2003, the components of distributable earnings on a tax basis consisted of $1,156,560 and $2,435,138 of undistributed ordinary income and undistributed long-term capital gains, respectively. The temporary difference between book and tax basis distributable earnings are primarily due to futures transactions.

      The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 2003. This

GMO DOMESTIC BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------
      reclassification has no impact on net investment income, realized gain/loss or the net asset value of the Fund and is primarily attributable to amortization of premium and discount on debt securities and the GMO Alpha LIBOR Fund transaction (See Note 1). The financial highlights exclude these adjustments.

            Accumulated        Accumulated
         Undistributed Net  Undistributed Net
         Investment Income    Realized Gain    Paid-in Capital
         -----------------  -----------------  ---------------
              $20,425           $263,570          $(283,995)

      Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

      SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
      Security transactions are accounted for on trade date. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and discounts. Dividend income is recorded on the ex-dividend date. Non cash dividends, if any, are recorded at the fair market value of the securities received. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis. Interest income on U.S. Treasury inflation indexed securities is accrued daily based upon an inflation adjusted principal. Additionally, any increase in the principal or face amount of the securities adjusted for inflation is recorded as interest income.

      EXPENSES
      The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

2.    FEES AND OTHER TRANSACTIONS WITH AFFILIATES

      GMO earns a management fee paid monthly at the annual rate of .10% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on the average daily net assets at the annual rate of .15% for Class III shares.

      GMO has entered into a binding agreement effective until at least
      June 30, 2003 to reimburse the Fund to the extent that the Fund's total annual operating expenses (excluding shareholder service fees, fees and expenses of the independent Trustees of the Trust (including legal fees), brokerage

GMO DOMESTIC BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------
      commissions and other investment-related costs, hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes), securities lending fees and expenses, interest expense and transfer taxes) exceed the management fee.

      The Fund incurs fees and expenses indirectly as a shareholder in GMO Alpha LIBOR Fund and GMO Short-Duration Collateral Fund. For the year ended February 28, 2003, indirect operating expenses (excluding investment-related expenses) were 0.001% of the Fund's average daily net assets, and indirect investment-related expenses (including, but not limited to, interest expense, foreign audit expense, and investment-related legal expense) were 0.005% of the Fund's average daily net assets.

      As of February 28, 2003, a significant portion of the Fund's shares were held by accounts for which the Manager has investment discretion.

      The Fund's portion of the fee paid by the Trust to the independent Trustees during the year ended February 28, 2003 was $2,669. No remuneration is paid to any Trustee or officer who is affiliated with the Manager.

3.    PURCHASES AND SALES OF SECURITIES

      For the year ended February 28, 2003, cost of purchases and proceeds from sales of investments, other than short-term obligations, were as follows:

                                                                   Purchases      Sales
                                                                  -----------  -----------
         U.S. Government securities                               $ 1,207,678  $45,436,516
         Investments (non-U.S. Government securities)              81,378,377   79,639,625

      For the year ended February 28, 2003, the cost of purchases and proceeds from sales of investments exclude the initial transfer of GMO Alpha LIBOR Fund's investments in GMO Short-Duration Collateral Fund of $2,118,653. (See Note 1)

      At February 28, 2003, the cost for U.S. federal income tax purposes and gross unrealized appreciation and depreciation in value of investments were as follows:

                         Gross Unrealized  Gross Unrealized  Net Unrealized
         Aggregate Cost    Appreciation      Depreciation     Appreciation
         --------------  ----------------  ----------------  --------------
          $109,496,391      $2,440,702        $(915,855)       $1,524,847

GMO DOMESTIC BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------

4.    PRINCIPAL SHAREHOLDERS

      At February 28, 2003, 49.5% of the outstanding shares of the Fund were held by two shareholders, each holding in excess of 10% of the Fund's outstanding shares. One of the shareholders is another fund of GMO Trust. Investment activities of these shareholders may have a material effect on the Fund.

5.    SHARE TRANSACTIONS

      The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                                               Year Ended                Year Ended
                                                           February 28, 2003         February 28, 2002
                                                        ------------------------  ------------------------
                                                          Shares       Amount       Shares       Amount
         Class III:                                     ----------  ------------  ----------  ------------
         Shares sold                                     3,707,607  $ 36,658,798   1,276,400  $ 12,796,444
         Shares issued to shareholders in reinvestment
           of distributions                                715,346     7,060,380   1,401,556    13,523,066
         Shares repurchased                             (9,196,332)  (90,373,538) (3,761,625)  (37,445,771)
                                                        ----------  ------------  ----------  ------------
         Net decrease                                   (4,773,379) $(46,654,360) (1,083,669) $(11,126,261)
                                                        ==========  ============  ==========  ============

6.    FINANCIAL INSTRUMENTS

      A summary of outstanding financial instruments at February 28, 2003 is as follows:

      FUTURES CONTRACTS

         Number of                                                   Contract    Net Unrealized
         Contracts              Type              Expiration Date     Value       Appreciation
         ---------  ----------------------------  ---------------  ------------  --------------

           Buys
              67    U.S. Long Bond                    June 2003     $7,669,407      $113,154
              43    U.S. Treasury Note 10 Yr.         June 2003      4,961,125        27,909
                                                                                    --------
                                                                                    $141,063
                                                                                    ========

      At February 28, 2003, the Fund had sufficient cash and/or securities to cover any commitments of margin requirements of the relevant broker or exchange.

GMO DOMESTIC BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------

      SWAP AGREEMENTS

                                                                                          Net Unrealized
            Notional      Expiration                                                      Appreciation /
             Amount          Date                        Description                      (Depreciation)
         ---------------  ----------  --------------------------------------------------  --------------
         INTEREST RATE SWAPS

           9,400,000 USD   12/23/04   Agreement with UBS AG dated 12/19/02 to receive       $  63,590
                                      the notional amount multiplied by 2.088% and to
                                      pay the notional amount multiplied by the 3 month
                                      Floating Rate LIBOR adjusted by a specific spread.

          23,000,000 USD   12/23/07   Agreement with UBS AG dated 12/19/02 to pay the        (569,811)
                                      notional amount multiplied by 3.38% and to receive
                                      the notional amount multiplied by the 3 month
                                      Floating Rate LIBOR adjusted by a specific spread.

          13,100,000 USD   12/23/12   Agreement with UBS AG dated 12/19/02 to receive         372,223
                                      the notional amount multiplied by 4.425% and to
                                      pay the notional amount multiplied by the 3 month
                                      Floating Rate LIBOR adjusted by a specific spread.

           7,033,560 USD    7/28/24   Agreement with JPMorgan Chase Bank dated 8/28/02       (692,299)
                                      to pay $24,000,000 at expiration date and to
                                      receive at expiration date $6,980,000 plus
                                      interest based upon the 3 month Floating Rate
                                      LIBOR (compounded quarterly) adjusted by a
                                      specified spread.

GMO DOMESTIC BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------

      SWAP AGREEMENTS -- CONTINUED

                                                                                          Net Unrealized
            Notional      Expiration                                                      Appreciation /
             Amount          Date                        Description                      (Depreciation)
         ---------------  ----------  --------------------------------------------------  --------------
         TOTAL RETURN SWAPS

          50,000,000 USD     7/1/03   Agreement with Lehman Brothers Special Financing      $ 758,967
                                      Inc. dated 6/29/01 to receive (pay) the notional
                                      amount multiplied by the return on the Lehman
                                      Brothers US Government Index and to pay the
                                      notional amount multiplied by the 1 month LIBOR
                                      adjusted by a specified spread.

          10,000,000 USD     9/2/03   Agreement with Deutsche Bank AG dated 2/27/03 to             --
                                      receive (pay) the notional amount multiplied by
                                      the return on the Lehman Brothers CMBS Index and
                                      to pay the notional amount multiplied by the 1
                                      month LIBOR adjusted by a specified spread.

          20,000,000 USD    8/31/04   Agreement with JPMorgan Chase Bank dated 8/28/02        302,898
                                      to receive (pay) the notional amount multiplied by
                                      the return on the Lehman Brothers US Government
                                      Index and to pay the notional amount multiplied by
                                      the 1 month LIBOR adjusted by a specified spread.
                                                                                            ---------
                                                                                            $ 235,568
                                                                                            =========

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE TRUSTEES OF GMO TRUST AND THE SHAREHOLDERS OF
GMO DOMESTIC BOND FUND

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Domestic Bond Fund (the "Fund") (a series of GMO Trust) at February 28, 2003, and the results of its operations, the changes in its net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 15, 2003

TRUSTEES AND OFFICERS (UNAUDITED)
The following tables list the Trust's Trustees and officers; their address and age; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information includes additional information about the Trust's trustees and is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

INDEPENDENT TRUSTEES:

                                                                                                   Number of
                                                                                                 Portfolios in
                                                        Term of              Principal               Fund
                                                     Office(1) and         Occupation(s)            Complex           Other
              Name, Address,         Position(s)       Length of            During Past            Overseen       Directorships
                 and Age           Held with Fund     Time Served           Five Years            by Trustee     Held by Trustee
         ------------------------  ---------------  ---------------  -------------------------  ---------------  ---------------
         Jay O. Light              Trustee of the   Since May 1996   Professor of Business            39              *(2)
         c/o GMO Trust             Trust                             Administration and Senior
         40 Rowes Wharf                                              Associate Dean, Harvard
         Boston, MA 02110                                            University.
         Age: 61
         Donald W. Glazer, Esq.    Trustee of the   Since December   Advisory Counsel, Goodwin        39              None
         c/o GMO Trust             Trust            2000             Procter LLP; Secretary
         40 Rowes Wharf                                              and Consultant,
         Boston, MA 02110                                            Provant, Inc. (provider
         Age: 58                                                     of performance
                                                                     improvement training
                                                                     services and products)
                                                                     (1998 - present);
                                                                     Consultant -- Business
                                                                     and Law.

 1 Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.
 2 Mr. Light is a director of Harvard Management Company, Inc. and Security Capital European Realty. Neither of these companies has a class of securities registered pursuant to Section 12 of the Securities Exchange Act or subject to the requirements of Section 15(d) of the Act and neither of these companies is a registered investment company.

INTERESTED TRUSTEES:

                                                                                                   Number of
                                                                                                 Portfolios in
                                                        Term of              Principal               Fund
                                                     Office(1) and         Occupation(s)            Complex           Other
              Name, Address,         Position(s)       Length of            During Past            Overseen       Directorships
                 and Age           Held with Fund     Time Served           Five Years            by Trustee     Held by Trustee
         ------------------------  ---------------  ---------------  -------------------------  ---------------  ---------------
         R. Jeremy Grantham(3)     Chairman of the  Since September  Member, Grantham, Mayo,          39              None
         c/o GMO Trust             Board of         1985. President  Van Otterloo & Co. LLC.
         40 Rowes Wharf            Trustees of the  from February
         Boston, MA 02110          Trust            2002 - October
         Age: 64                                    2002.

 1 Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.
 3 Trustee is deemed to be an "interested person" of the Trust and Grantham, Mayo, Van Otterloo & Co. LLC, as defined by the 1940 Act.

PRINCIPAL OFFICERS:

                                                                  Term of
                                                                 Office(4)                  Principal Occupation(s)
                    Name, Address,              Position(s)    and Length of                      During Past
                       and Age                 Held with Fund   Time Served                        Five Years
         ------------------------------------  --------------  --------------  --------------------------------------------------

         Scott Eston                           President and   President and   Chief Financial Officer (1997 - present), Chief
         c/o GMO Trust                         Chief           Chief           Operating Officer (2000 - present) and Member,
         40 Rowes Wharf                        Executive       Executive       Grantham, Mayo, Van Otterloo & Co. LLC.
         Boston, MA 02110                      Officer of the  Officer since
         Age: 47                               Trust           October 2002;
                                                               Vice President
                                                               from August
                                                               1998 -
                                                               October 2002.

         Susan Randall Harbert                 Chief           Chief           Member, Grantham, Mayo, Van Otterloo & Co. LLC.
         c/o GMO Trust                         Financial       Financial
         40 Rowes Wharf                        Officer and     Officer Since
         Boston, MA 02110                      Treasurer of    February 2000;
         Age: 45                               the Trust       Treasurer
                                                               since February
                                                               1998.

         Brent Arvidson                        Assistant       Since           Senior Fund Administrator, Grantham, Mayo, Van
         c/o GMO Trust                         Treasurer of    September       Otterloo & Co. LLC.
         40 Rowes Wharf                        the Trust       1998.
         Boston, MA 02110
         Age: 33

         William R. Royer, Esq.                Vice President  Vice President  General Counsel, Anti-Money Laundering Reporting
         c/o GMO Trust                         and Clerk of    since February  Officer (July 2002 - February 2003) and Member,
         40 Rowes Wharf                        the Trust       1997; Clerk     Grantham, Mayo, Van Otterloo & Co. LLC.
         Boston, MA 02110                                      since March
         Age: 37                                               2001; May 1999
                                                               - August 1999.

         Elaine M. Hartnett, Esq.              Vice President  Vice President  Associate General Counsel, Grantham, Mayo, Van
         c/o GMO Trust                         and Secretary   since August    Otterloo & Co. LLC (June 1999 - present);
         40 Rowes Wharf                        of the Trust    1999;           Associate/ Junior Partner, Hale and Dorr LLP
         Boston, MA 02110                                      Secretary       (1991 - 1999).
         Age: 58                                               since March
                                                               2001.

                                                                  Term of
                                                                 Office(4)                  Principal Occupation(s)
                    Name, Address,              Position(s)    and Length of                      During Past
                       and Age                 Held with Fund   Time Served                        Five Years
         ------------------------------------  --------------  --------------  --------------------------------------------------

         Julie Perniola                        Vice President  Since February  Anti-Money Laundering Reporting Officer (February
         c/o GMO Trust                         and Anti-       2003.           2003 - present) and Compliance Officer, Grantham,
         40 Rowes Wharf                        Money                           Mayo, Van Otterloo & Co. LLC.
         Boston, MA 02110                      Laundering
         Age: 32                               Compliance
                                               Officer

 4 Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

GMO EMERGING COUNTRY DEBT FUND
(A SERIES OF GMO TRUST)
ANNUAL REPORT
FEBRUARY 28, 2003

GMO EMERGING COUNTRY DEBT FUND
(A SERIES OF GMO TRUST)
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT

Day-to-day management of the Fund's portfolio is the responsibility of the Fixed Income Division at Grantham, Mayo, Van Otterloo & Co. LLC.

MANAGEMENT DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

The Class III shares of the Emerging Country Debt Fund returned +15.9% for the fiscal year ended February 28, 2003, as compared with +12.3% for the J.P. Morgan Emerging Markets Bond Index Global (EMBIG).

The Fund outperformed the benchmark during the fiscal year by 3.6%. EMBIG spreads over U.S Treasuries widened from 615 basis points to 659 basis points during the 12-month period. The EMBIG return of +12.3% for the fiscal year was driven by carry (the yield on the index averaged over 10%) and a 1.2% drop in U.S. interest rates.

The biggest gainers of the fiscal year were Russia (+31.6%), Lebanon (+25.6%), and South Africa (+22.6%). Russia benefited from strong oil and other commodity prices and prudent macro-economic policies, including ongoing fiscal surpluses, which have significantly eased its debt service burden. Lebanon rebounded from a relatively low level after a French-led group of donor countries pledged support in return for promising to tackle its huge fiscal and current account deficits. South Africa took advantage of gold and other commodity prices, as well as relative isolation from problems in Latin America and the Middle East. Countries outside Latin America (48% of the index) outperformed Latins, +19.5% to +6.5%.

The worst performing countries for the year were Uruguay (-35.5%), Ivory Coast (-23.7%), and Argentina (-12.2%). The Uruguayan economy suffered from the problems in neighboring Argentina and Brazil, with which most of its trade is conducted. It is now trying to convince private investors to participate in a debt exchange to improve its amortization profile. Ivory Coast was making good progress toward reforming its economy in cooperation with the IMF, and restructuring its defaulted bonds with its private creditors when Muslim rebels from the north took up arms against the southern Christian government, a conflict that still has not been completely resolved. Argentina continues to suffer from a lack of political leadership, although its economy seems to have bottomed out. A new president is to be elected in April, and will be responsible for dealing with holders of defaulted Argentine bonds. These three countries were the only ones in the index to generate losses over the period, and Uruguay and Ivory Coast are each less than 0.1% of the EMBIG.

Market selection added value, primarily from the Russia and Bulgaria overweights and the underweight in Brazil. However, overweighting Ivory Coast and underweighting Lebanon cost some alpha, though. Security selection added 290 basis points of positive alpha in total, mostly from positions in Russia, where 2030 Eurobonds outperformed and the first phase of the foreign trade debt exchange was completed, and Bulgaria, where we overweighted the Brady bonds.

GMO EMERGING COUNTRY DEBT FUND
(A SERIES OF GMO TRUST)
--------------------------------------------------------------------------------

OUTLOOK

Entering March 2003, the Fund has meaningful overweightings in the debt of Algeria and Russia. The Fund has meaningful underweights in the debt of Mexico, Malaysia, and Turkey. The Fund continues to emphasize less liquid debt and obtain default protection when cheaply priced.

THE VIEWS EXPRESSED HEREIN ARE EXCLUSIVELY THOSE OF GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC MANAGEMENT AS OF THE DATE OF THIS REPORT AND ARE SUBJECT TO CHANGE. THEY ARE NOT MEANT AS INVESTMENT ADVICE.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
GMO EMERGING COUNTRY DEBT FUND CLASS III SHARES AND THE
     J.P. MORGAN EMERGING MARKETS BOND INDEX GLOBAL
                AS OF FEBRUARY 28, 2003
                                                          GMO EMERGING COUNTRY    J.P. MORGAN EMERGING
                                                               DEBT FUND        MARKETS BOND INDEX GLOBAL
4/19/94                                                                 $9,950                    $10,000
6/30/94                                                                 $9,741                    $10,196
9/30/94                                                                $10,587                    $11,490
12/31/94                                                                $9,535                    $10,501
3/31/95                                                                 $8,770                     $9,388
6/30/95                                                                $11,064                    $11,396
9/30/95                                                                $12,128                    $12,130
12/31/95                                                               $13,835                    $13,272
3/31/96                                                                $14,753                    $13,881
6/30/96                                                                $17,312                    $15,204
9/30/96                                                                $20,528                    $16,783
12/31/96                                                               $22,925                    $17,947
3/31/97                                                                $23,816                    $18,168
6/30/97                                                                $27,307                    $19,759
9/30/97                                                                $31,392                    $21,044
12/31/97                                                               $30,034                    $20,091
3/31/98                                                                $31,799                    $21,192
6/30/98                                                                $28,321                    $20,078
9/30/98                                                                $18,434                    $15,941
12/31/98                                                               $20,863                    $17,772
3/31/99                                                                $21,758                    $18,701
6/30/99                                                                $23,072                    $19,549
9/30/99                                                                $23,371                    $19,840
12/31/99                                                               $27,600                    $22,069
3/31/2000                                                              $31,572                    $23,519
6/30/2000                                                              $31,606                    $23,603
9/30/2000                                                              $34,152                    $24,781
12/31/2000                                                             $34,258                    $25,248
3/31/2001                                                              $35,379                    $25,821
6/30/2001                                                              $37,340                    $26,717
9/30/2001                                                              $35,993                    $25,602
12/31/2001                                                             $39,121                    $25,590
3/31/2002                                                              $42,731                    $27,071
6/30/2002                                                              $41,131                    $25,824
9/30/2002                                                              $41,330                    $25,726
12/31/2002                                                             $46,688                    $28,947
2/28/2003                                                              $49,156                    $30,365

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
GMO EMERGING COUNTRY DEBT FUND CLASS III SHARES AND THE
     J.P. MORGAN EMERGING MARKETS BOND INDEX GLOBAL
                AS OF FEBRUARY 28, 2003
                                                              J.P. MORGAN EMERGING
                                                          MARKETS BOND INDEX GLOBAL +*
4/19/94                                                                        $10,000
6/30/94                                                                         $9,906
9/30/94                                                                        $10,982
12/31/94                                                                       $10,062
3/31/95                                                                         $8,948
6/30/95                                                                        $10,991
9/30/95                                                                        $11,741
12/31/95                                                                       $12,800
3/31/96                                                                        $13,309
6/30/96                                                                        $14,781
9/30/96                                                                        $16,652
12/31/96                                                                       $17,831
3/31/97                                                                        $17,971
6/30/97                                                                        $19,663
9/30/97                                                                        $21,020
12/31/97                                                                       $20,153
3/31/98                                                                        $21,202
6/30/98                                                                        $19,936
9/30/98                                                                        $15,703
12/31/98                                                                       $17,261
3/31/99                                                                        $18,134
6/30/99                                                                        $19,086
9/30/99                                                                        $19,314
12/31/99                                                                       $21,744
3/31/2000                                                                      $23,173
6/30/2000                                                                      $23,255
9/30/2000                                                                      $24,416
12/31/2000                                                                     $24,877
3/31/2001                                                                      $25,441
6/30/2001                                                                      $26,324
9/30/2001                                                                      $25,226
12/31/2001                                                                     $25,214
3/31/2002                                                                      $26,673
6/30/2002                                                                      $25,444
9/30/2002                                                                      $25,347
12/31/2002                                                                     $28,521
2/28/2003                                                                      $29,918

AVERAGE ANNUAL TOTAL RETURN
                                               SINCE
                             1 YEAR  5 YEAR  INCEPTION
                                               4/19/94
Class III                    0.1508  0.0979     19.67%
                                                1/9/98
Class IV                     15.38%   9.91%     10.85%

Performance shown is net of all fees after reimbursement from the manager. Returns and net asset values of fund investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. Each perfomance figure assumes purchase at the beginning and redemption at the end of the stated period and reflects a transaction fee of 50 bp on the purchase and 25 bp on the redemption. Transaction fees are retained by the Fund to cover trading costs. Performance for Class IV shares may vary due to different shareholder serving fees. Past performance is not indicative of future performance. Information is unaudited. *J.P. Morgan EMBI Global + represents the J.P. EMBI prior to 8/95, J.P. Morgan EMBI+ through 12/31/99 and the J.P. Morgan EMBI Global thereafter. The manager changed the benchmark due to the belief that the EMBIG is more diversified and representative of the universe of emerging country debt.

GMO EMERGING COUNTRY DEBT FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2003

          PAR VALUE     DESCRIPTION                                           VALUE ($)
-----------------------------------------------------------------------------------------
                        DEBT OBLIGATIONS -- 75.8%
                        ARGENTINA -- 3.6%
USD             32,201  Argentina Corrientes Coupon Payment Certificate,
                          0.00%, due 12/28/49(a)(b)                                    --
USD            500,000  Argentina Government International Bond, 11.75%,
                          due 04/07/09(a)                                         120,000
USD         15,000,000  Argentina Government International Bond, 7.13%,
                          due 04/06/04(a)                                       2,700,000
DEM         20,000,000  Argentina Government International Bond, 5.87%,
                          due 03/31/23(a)                                       4,794,312
ARS            113,873  Lecop Letras de Cancelacion Coupon Payment
                          Certificates, 0.00%, due 04/01/09(a)(b)                  27,769
ARS         20,260,256  Prestamos Garantizados, Step Up, 2.25%, due
                          04/01/10(a)                                             804,332
ARS          6,400,000  Provincia Corrientes Series 1, PIK,
                          Variable Rate, 1 mo. Peso Deposit Rate,
                          3.21%, due 04/01/09(a)                                  239,360
ARS          2,500,000  Provincia Corrientes Series 2, PIK,
                          Variable Rate, 1 mo. Peso Deposit Rate, 3.21%,
                          due 04/01/09(a)                                          93,500
USD         32,000,000  Republic of Argentina Discount Bond Series L-GL,
                          Variable Rate, 6 mo. LIBOR + .81%, 2.94%,
                          due 03/31/23(a)                                      15,040,000
DEM          3,830,000  Republic of Argentina Discount Bond,
                          Variable Rate, 6 mo. DEM LIBOR + .81%, 3.82%,
                          due 03/31/23(a)                                         886,452
USD         15,637,900  Republic of Argentina Global Bond, 12.25%, due
                          06/19/18(a)                                           3,033,753
USD         26,545,000  Republic of Argentina Global Bond, 12.13%, due
                          02/25/19(a)                                           6,238,075
USD          8,000,000  Republic of Argentina Global Bond, 9.75%, due
                          09/19/27(a)                                           1,600,000
DEM          5,000,000  Republic of Argentina Global Bond, 9.00%, due
                          11/19/08(a)(b)                                          502,852
USD          4,040,000  Republic of Argentina Global Bond, 8.88%, due
                          03/01/29(a)                                             603,495
EUR          3,500,000  Republic of Argentina Global Bond, 8.00%, due
                          02/26/08(a)                                             829,906
USD            198,230  Republic of Argentina Global Bond, 7.00%, due
                          12/19/08(a)                                              44,106
USD            162,000  Republic of Argentina Global Bond, 6.00%, due
                          03/31/23(a)                                              70,470
ARS         27,436,201  Republic of Argentina INDER Certificates, 6.00%,
                          due 04/15/06(a)(b)                                      682,705
USD          2,000,000  Republic of Argentina Pro 4, 2.00%, due
                          12/28/10(a)                                             193,000
USD             64,401  Republic of Argentina Pro 4 Coupon Certificates,
                          0.00%, due 12/28/49(a)(b)                                    --
EUR          2,500,000  Republic of Argentina Series EMTN,
                          Variable Rate, 3 mo. EURIBOR +5.10%, 8.57%,
                          due 12/22/04(a)(b)                                      464,801
USD         63,210,000  Republic of Argentina, 12% Capitalization Bond,
                          PIK, due 06/19/31(a)                                 12,009,900
                                                                            -------------
                                                                               50,978,788
                                                                            -------------

              See accompanying notes to the financial statements.

GMO EMERGING COUNTRY DEBT FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2003

          PAR VALUE     DESCRIPTION                                           VALUE ($)
-----------------------------------------------------------------------------------------
                        BOSNIA & HERZEGOVINA -- 0.5%
DEM         25,244,000  Bosnia & Herzegovina Series A, Step Up, 3.00%, due
                          12/11/17                                              7,512,059
                                                                            -------------
                        BRAZIL -- 17.0%
USD            307,853  Brazil Capitalization Bond Series L, PIK, 8.00%,
                          due 04/15/14                                            229,735
USD        125,000,000  Brazil DCB (Bearer),
                          Variable Rate, 6 mo. LIBOR + .88%, 2.63%,
                          due 04/15/12                                         77,500,000
USD         74,500,000  Brazil DCB (Registered) Series RG,
                          Variable Rate, 6 mo. LIBOR + .88%, 2.63%,
                          due 04/15/12                                         46,190,000
USD         54,525,000  Brazil Discount ZL Bond,
                          Variable Rate, 6 mo. LIBOR + .81%, 2.56%,
                          due 04/15/24                                         35,304,937
USD         52,320,000  Brazil FLIRB (Registered),
                          Variable Rate, Step Up, 2.56%, due 04/15/09          36,624,000
USD         16,387,154  Brazil MYDFA Trust Certificates Reg S,
                          Variable Rate, 6 mo. LIBOR + .81%, 2.69%,
                          due 09/15/07                                         12,065,042
USD         39,587,312  Brazil New Money Bond Series L,
                          Variable Rate, 6 mo. LIBOR + .88%, 2.63%,
                          due 04/15/09                                         28,997,706
USD          8,971,532  Brazil New Money Bond Series L,
                          Variable Rate, 6 mo. LIBOR + .88%, 2.63%,
                          due 04/15/09                                          6,571,647
USD            916,700  Brazilian Government International Bond, 6.00%,
                          due 09/15/13                                            568,354
USD            725,028  Brazilian Government International Bond, Odd Lot,
                          6.00%, due 09/15/13                                     435,016
                                                                            -------------
                                                                              244,486,437
                                                                            -------------
                        BULGARIA -- 2.8%
USD          5,000,000  Bulgaria Discount Bond Series A,
                          Variable Rate, 6 mo. LIBOR + .81%, 2.19%,
                          due 07/28/24                                          4,862,500
USD         42,000,000  Bulgaria Discount Bond, Interest Strips, Series
                          62, 0.00%, due 01/28/10                              10,164,420
USD         42,000,000  Bulgaria Discount Bond, Interest Strips, Series
                          63, 0.00%, due 01/28/17                               7,525,560
USD         15,822,000  Republic of Bulgaria Reg S, 8.25%, due 01/15/15        18,037,080
                                                                            -------------
                                                                               40,589,560
                                                                            -------------
                        COLOMBIA -- 1.2%
USD          2,000,000  Republic of Colombia, 11.85%, due 03/09/28              1,560,000
GBP          6,825,000  Republic of Colombia, 9.75%, due 02/11/08               9,567,551
USD          8,000,000  Republic of Colombia, 8.70%, due 02/15/16               6,560,000
                                                                            -------------
                                                                               17,687,551
                                                                            -------------

              See accompanying notes to the financial statements.
2

GMO EMERGING COUNTRY DEBT FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2003

          PAR VALUE     DESCRIPTION                                           VALUE ($)
-----------------------------------------------------------------------------------------
                        COSTA RICA -- 0.0%
USD            750,000  Central Bank of Costa Rica Principal Bond Series
                          A, 6.25%, due 05/21/10                                  770,625
                                                                            -------------
                        DOMINICAN REPUBLIC -- 2.6%
USD         39,807,000  Dominican Republic Discount Bond,
                          Variable Rate, 6 mo. LIBOR + .81%, 2.31%,
                          due 08/30/24                                         31,049,460
USD          6,000,000  Dominican Republic International Bond 144A, 9.04%,
                          due 01/23/13                                          5,745,000
                                                                            -------------
                                                                               36,794,460
                                                                            -------------
                        ECUADOR -- 0.8%
USD          2,900,628  Republic of Ecuador PDI (Global Bearer
                          Capitalization Bond), PIK, Variable Rate, 6 mo.
                          LIBOR + .81%, 2.19%, due 02/27/15(b)                  1,071,621
USD         20,587,000  Republic of Ecuador Reg S,
                          Variable Rate, Step Up, 6.00%, due 08/15/30           9,984,695
                                                                            -------------
                                                                               11,056,316
                                                                            -------------
                        EGYPT -- 0.2%
USD          2,000,000  Arab Republic of Egypt, 8.75%, due 07/11/11(c)          2,260,000
                                                                            -------------
                        EL SALVADOR -- 0.4%
USD          6,000,000  Republic Of El Salvador 144A, 8.50%, due 07/25/11       6,540,000
                                                                            -------------
                        IVORY COAST -- 1.4%
FRF         37,500,000  Ivory Coast Discount Bond,
                          Variable Rate, Step Up, 3.50%, due 03/31/28(a)        1,848,482
USD         79,600,000  Ivory Coast FLIRB Series YR20,
                          Variable Rate, Step Up, 2.00%, due 03/29/18(a)       11,343,000
FRF         34,905,000  Ivory Coast FLIRB,
                          Variable Rate, Step Up, 2.00%, due 03/29/18(a)          839,924
FRF        256,889,500  Ivory Coast PDI,
                          Variable Rate, Step Up, 1.90%, due 03/29/18(a)        6,647,980
                                                                            -------------
                                                                               20,679,386
                                                                            -------------
                        JAMAICA -- 0.1%
USD          2,000,000  Jamaica Government International Bond, 10.63%, due
                          06/20/17                                              1,800,000
                                                                            -------------

              See accompanying notes to the financial statements.

GMO EMERGING COUNTRY DEBT FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2003

          PAR VALUE     DESCRIPTION                                           VALUE ($)
-----------------------------------------------------------------------------------------
                        JORDAN -- 1.0%
USD          2,131,578  Hashemite Kingdom of Jordan IAB,
                          Variable Rate, 6 mo. LIBOR + .81%, 2.25%,
                          due 12/23/05                                          2,078,289
USD         14,750,000  Hashemite Kingdom of Jordan Par Bond,
                          Variable Rate, Step Up, 6.00%, due 12/23/23          12,390,000
                                                                            -------------
                                                                               14,468,289
                                                                            -------------
                        KAZAKHSTAN -- 0.3%
USD          4,000,000  Kaztransoil Reg S, 8.50%, due 07/06/06                  4,140,000
                                                                            -------------
                        MACEDONIA -- 1.0%
USD         19,044,838  Macedonia Capitalization Bond, PIK,
                          Variable Rate, 6 mo. LIBOR + .81%, 2.21%,
                          due 07/13/12                                         14,093,180
                                                                            -------------
                        MALAYSIA -- 0.6%
USD          8,000,000  Malaysia Global Bond, 7.50%, due 07/15/11               9,342,173
                                                                            -------------
                        MEXICO -- 1.9%
USD         18,500,000  Mexico Global Bond Series MTN, 8.30%, due 08/15/31     19,628,500
ITL      7,000,000,000  Mexico Government International Bond, 11.00%, due
                          05/08/17                                              4,997,211
DEM          5,000,000  Mexico Par Bond, 5.01%, due 12/31/19                    2,562,477
USD            159,000  Mexico Par Bond, Series B Odd Lot, 6.25%, due
                          12/31/19(b)                                             150,454
                                                                            -------------
                                                                               27,338,642
                                                                            -------------
                        NIGERIA -- 1.4%
USD         27,000,000  Central Bank of Nigeria Par Bond Series WW, Step
                          Up, 6.25%, due 11/15/20                              20,520,000
                                                                            -------------
                        PANAMA -- 2.2%
USD         15,000,000  Republic of Panama, 9.63%, due 02/08/11                16,275,000
USD          5,000,000  Republic of Panama, 9.38%, due 07/23/12                 5,262,500
USD          4,000,000  Republic of Panama, 9.38%, due 01/16/23                 4,080,000
USD          8,000,000  Republic of Panama Par Bond,
                          Variable Rate, Step Up, 4.75%, due 07/17/26           6,080,000
                                                                            -------------
                                                                               31,697,500
                                                                            -------------
                        PERU -- 1.8%
USD          7,236,000  Peru Discount Bond,
                          Variable Rate, 6 mo. LIBOR + .81%, 2.56%,
                          due 03/07/27                                          5,933,520

4             See accompanying notes to the financial statements.

GMO EMERGING COUNTRY DEBT FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2003

          PAR VALUE     DESCRIPTION                                           VALUE ($)
-----------------------------------------------------------------------------------------
                        PERU -- CONTINUED
USD         12,925,000  Peru FLIRB,
                          Variable Rate, Step Up, 4.00%, due 03/07/17           9,774,532
USD         19,000,000  Peru Par Bond,
                          Variable Rate, Step Up, 3.00%, due 03/07/27           9,690,000
                                                                            -------------
                                                                               25,398,052
                                                                            -------------
                        PHILIPPINES -- 4.0%
USD          4,310,000  Central Bank of the Philippines Par Bond Series B,
                          Variable Rate, Step Up, 6.50%, due 12/01/17           4,051,400
USD         48,567,000  Central Bank of the Philippines Series A, 8.60%,
                          due 06/15/27                                         40,310,610
EUR         12,000,000  Philippine Government International Bond 144A,
                          9.13%, due 02/22/10                                  12,836,598
                                                                            -------------
                                                                               57,198,608
                                                                            -------------
                        POLAND -- 0.5%
USD          6,000,000  Poland Government International Bond, 6.25%, due
                          07/03/12                                              6,765,000
                                                                            -------------
                        QATAR -- 0.7%
USD          7,500,000  Qatar Government International Bond, 9.75%, due
                          06/15/30                                              9,562,500
                                                                            -------------
                        RUSSIA -- 11.6%
USD         10,000,000  OAO Gazprom 144A, 9.63%, due 03/01/13                  10,262,500
RUB         82,710,346  Russia Federal Loan Bond Series 26003, 10.00%, due
                          03/15/05(b)                                           2,368,952
USD        179,694,799  Russia Federation Reg S,
                          Variable Rate, Step Up, 5.00%, due 03/31/30         153,639,053
                                                                            -------------
                                                                              166,270,505
                                                                            -------------
                        SINGAPORE -- 4.4%
SGD        100,000,000  Singapore Government International Bond, 3.50%,
                          due 07/01/12(c)                                      63,580,957
                                                                            -------------
                        SOUTH KOREA -- 0.5%
USD          6,000,000  Export Import Bank of Korea, 7.10%, due 03/15/07        6,776,458
                                                                            -------------
                        TRINIDAD & TOBAGO -- 0.2%
USD          3,000,000  Republic of Trinidad & Tobago, 144A , 9.88%, due
                          10/01/09                                              3,600,000
                                                                            -------------
                        TUNISIA -- 0.1%
JPY        200,000,000  Banque Centrale De Tunisie Series 6RG, 4.35%, due
                          08/15/17                                              1,700,148
                                                                            -------------

              See accompanying notes to the financial statements.

GMO EMERGING COUNTRY DEBT FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2003

          PAR VALUE     DESCRIPTION                                           VALUE ($)
-----------------------------------------------------------------------------------------
                        TURKEY -- 0.3%
USD          4,000,000  Republic of Turkey Global Bond, 12.00%, due
                          12/15/08                                              4,322,292
                                                                            -------------
                        UKRAINE -- 0.1%
USD          1,680,000  Ukraine Government International Bond Series Reg$,
                          11.00%, due 03/15/07                                  1,824,900
                                                                            -------------
                        UNITED STATES -- 5.6%
                        ASSET-BACKED SECURITIES -- 4.4%
USD         30,518,803  BEA CBO Series 98-1A Class A2A, 144A, 6.72%, due
                          06/15/10                                             21,057,974
USD          4,228,400  California Infrastructure PG&E Series 97-1 Class
                          A7, 6.42%, due 09/25/08                               4,599,376
USD         14,173,071  Chyps CBO Series 97-1A Class A2A, 144A, 6.72%, due
                          01/15/10                                              9,212,496
USD          4,800,000  Meridian Funding Co LLC, MBIA, 144A,
                          Variable Rate, 1 mo. LIBOR + .38%, 1.71%,
                          due 06/22/11                                          4,758,000
USD          2,000,000  Rhyno CBO Delaware Corp Series 97-1 Class A-2,
                          144A, Step Up, 6.33%, due 09/15/09                    2,060,880
USD         27,525,872  SHYPPCO Finance Company Series 1I Class A-2B,
                          6.64%, due 06/15/10                                  21,470,180
                                                                            -------------
                                                                               63,158,906
                                                                            -------------
                        CORPORATE DEBT -- 0.9%
USD         12,000,000  Pemex Master Trust, 8.63%, due 02/01/22                12,438,000
                                                                            -------------
                        U.S. GOVERNMENT -- 0.3%
USD          4,479,320  U.S. Treasury Inflation Indexed Note, 3.63%, due
                          01/15/08(d)                                           5,060,232
                                                                            -------------

                        TOTAL UNITED STATES                                    80,657,138
                                                                            -------------
                        URUGUAY -- 0.2%
USD          5,250,000  Banco Central Del Uruguay Series B, 6.75%, due
                          03/21/21                                              3,570,000
                                                                            -------------
                        VENEZUELA -- 5.2%
DEM            610,000  Banco Central Venezuela New Money Bond Series B,
                          Variable Rate, DEM 6 mo. LIBOR + .88%, 3.81%,
                          due 12/18/05                                            188,666
USD          1,031,431  Republic of Venezuela DCB DL Odd Lot,
                          Variable Rate, 6 mo. LIBOR + .88%, 2.31%,
                          due 12/18/07(b)                                         661,405

6             See accompanying notes to the financial statements.

GMO EMERGING COUNTRY DEBT FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2003

          PAR VALUE     DESCRIPTION                                           VALUE ($)
-----------------------------------------------------------------------------------------
                        VENEZUELA -- CONTINUED
USD          8,608,696  Republic of Venezuela DCB IL,
                          Variable Rate, 6 mo. LIBOR + .88%, 2.31%,
                          due 2/18/08                                           5,606,413
USD         19,107,000  Republic of Venezuela Discount Bond Series W-A,
                          Variable Rate, 6 mo. LIBOR + .81%, 2.69%,
                          due 03/31/20                                         13,279,365
USD          5,225,000  Republic of Venezuela Discount Bond Series W-B,
                          Variable Rate, 6 mo. LIBOR + .81%, 2.31%,
                          due 03/31/20                                          3,631,375
DEM         34,500,000  Republic Of Venezuela Discount Bond,
                          Variable Rate, DEM 6mo. LIBOR + .81%, 4.00%,
                          due 03/31/20                                         12,215,164
USD            109,286  Republic of Venezuela FLIRB Series A Odd Lot,
                          Variable Rate, 6 mo. LIBOR + .88%, 2.69%,
                          due 03/31/07(b)                                          72,402
USD          2,142,800  Republic of Venezuela FLIRB Series A,
                          Variable Rate, 6 mo. LIBOR + .88%, 2.69%,
                          due 03/31/07                                          1,526,745
USD            313,714  Republic of Venezuela FLIRB Series B Odd Lot,
                          Variable Rate, 6 mo. LIBOR + .88%, 2.69%,
                          due 03/31/07(b)                                         207,835
CHF         17,142,783  Republic of Venezuela FLIRB Series Sfr,
                          Variable Rate, CHF 6 mo. LIBOR + .88%, 1.69%,
                          due 03/31/07                                          7,853,948
USD          4,383,725  Republic of Venezuela New Money Bond Series A Odd
                          Lot,
                          Variable Rate, 6 mo. LIBOR + 1%, 2.44%,
                          due 12/18/05(b)                                       2,898,737
USD          3,070,588  Republic of Venezuela New Money Bond Series A,
                          Variable Rate, 6 mo. LIBOR + 1%, 2.44%,
                          due 12/18/05                                          2,183,955
USD            919,061  Republic of Venezuela New Money Bond Series B Odd
                          Lot,
                          Variable Rate, 6 mo. LIBOR + .88%, 3.81%,
                          due 12/18/05(b)                                         607,730
USD            352,941  Republic of Venezuela New Money Bond Series B,
                          Variable Rate, 6 mo. LIBOR + .88%, 2.31%,
                          due 12/18/05                                            251,030
DEM         24,500,000  Republic of Venezuela Par Bond , 6.66%, due
                          03/31/20                                              9,619,623
FRF         54,175,000  Republic of Venezuela Par Bond Series WOIL, 7.71%,
                          due 03/31/20                                          6,965,400
DEM         20,490,000  Republic of Venezuela, Step Down, 7.38%, due
                          10/29/08                                              6,661,945
                                                                            -------------
                                                                               74,431,738
                                                                            -------------
                        VIETNAM -- 1.5%
USD         19,750,000  Vietnam Par Bond,
                          Variable Rate, Step Up, 3.50%, due 03/12/28          12,689,375
USD          4,000,000  Vietnam Discount Bond,
                          Variable Rate, 6 mo. LIBOR + .81%, 2.63%,
                          due 03/13/28                                          3,160,000
USD          6,000,000  Vietnam PDI,
                          Variable Rate, Step Up, 4.00%, due 03/14/16           5,160,000
                                                                            -------------
                                                                               21,009,375
                                                                            -------------

              See accompanying notes to the financial statements.

GMO EMERGING COUNTRY DEBT FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2003

          PAR VALUE     DESCRIPTION                                           VALUE ($)
-----------------------------------------------------------------------------------------
                        YUGOSLAVIA -- 0.1%
USD          4,000,000  Second Emerging Markets Series EMTN, 0.00%, due
                          07/15/06                                              1,110,001
                                                                            -------------

                        TOTAL DEBT OBLIGATIONS (COST $1,114,931,988)        1,090,532,638
                                                                            -------------
                        LOAN ASSIGNMENTS -- 8.1%
                        ALGERIA -- 2.9%
JPY        304,880,052  Algeria Tranche 1 Loan Agreement, JPY LIBOR +
                          .8125%, (0.9375%), due 09/04/06                       2,424,083
JPY      4,547,020,950  Algeria Tranche 3 Loan Agreement, JPY LIBOR +
                          .8125%, (0.9375%), due 03/04/10                      34,230,058
JPY        703,125,000  Algeria Tranche 3 Loan Agreement, JPY Long Term
                          Prime +.8125% (2.3875%), due 03/04/10                 5,293,138
                                                                            -------------
                                                                               41,947,279
                                                                            -------------
                        CAMEROON -- 0.1%
NLG         23,084,718  Cameroon Loan Agreement, (No Tranche specified,
                          dated January 31, 1981)*                              1,354,845
FRF         18,396,841  Republic of Cameroon Tranche B, (dated January 30,
                          1979)*                                                  362,733
                                                                            -------------
                                                                                1,717,578
                                                                            -------------
                        CONGO REPUBLIC (BRAZZAVILLE) -- 0.3%
FRF        102,097,963  Republic of Congo Loan Agreement*                       2,013,080
USD          8,496,466  Republic of Congo Loan Agreement*                         977,094
EUR         14,565,609  Republic of Congo Loan Agreement*                       1,883,858
                                                                            -------------
                                                                                4,874,032
                                                                            -------------
                        INDONESIA -- 1.8%
JPY        260,280,000  Republic of Indonesia Loan Agreement, dated
                          January 1, 1994 (1.00417%), due 03/28/13              1,453,033
USD          5,302,000  Republic of Indonesia Loan Agreement, dated
                          January 1, 1994 (3.3125%), due 03/28/13               3,181,200
USD          3,900,000  Republic of Indonesia Loan Agreement, dated June
                          14, 1995 LIBOR + .625% (2.75%), due 12/14/19          1,794,000
USD          3,900,000  Republic of Indonesia Loan Agreement, dated June
                          14, 1995 LIBOR + .625%, (2.6875%), due 12/14/19       1,794,000
USD          5,200,000  Republic of Indonesia Loan Agreement, dated June
                          14, 1995 LIBOR + .625%, (2.8125%), due 12/14/19       2,392,000

8             See accompanying notes to the financial statements.

GMO EMERGING COUNTRY DEBT FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2003

          PAR VALUE     DESCRIPTION                                           VALUE ($)
-----------------------------------------------------------------------------------------
                        INDONESIA -- CONTINUED
USD          3,800,000  Republic of Indonesia Loan Agreement, dated March
                          25, 1997 LIBOR + .625%, (2.0625%), due 01/25/06       2,014,000
USD          2,850,000  Republic of Indonesia Loan Agreement, dated March
                          25, 1997 LIBOR + .625%, (2.0625%), due 01/25/06       1,510,500
USD          2,850,000  Republic of Indonesia Loan Agreement, dated March
                          25, 1997 LIBOR + .625%, (2.0625%), due 01/25/06       1,510,500
USD          6,090,000  Republic of Indonesia Loan Agreement, dated May
                          21, 1996 LIBOR + .625%, (2.75%), due 03/21/05         3,105,900
USD          8,120,000  Republic of Indonesia Loan Agreement, dated May
                          21, 1996 LIBOR + .625%, (2.8125%), due 03/21/05       4,141,200
USD          6,090,000  Republic of Indonesia Loan Agreement, dated May
                          21, 1996 LIBOR + .625%, (3.0625%), due 03/21/05       3,105,900
                                                                            -------------
                                                                               26,002,233
                                                                            -------------
                        JAMAICA -- 0.0%
USD            135,225  Jamaica Refinancing Agreement Tranche B, LIBOR +
                          .8125%, (2.1875%), due 11/15/04                         121,703
                                                                            -------------
                        MOROCCO -- 0.6%
USD          9,000,000  Morocco Restructuring and Consolidating Agreement
                          Tranche A, 6 mo. LIBOR + .8125% (2.1875), due
                          01/01/09                                              8,325,000
                                                                            -------------
                        RUSSIA -- 2.3%
DEM         15,000,000  International Bank for Economic Cooperation Loan
                          Agreement*                                            7,821,756
EUR          5,000,000  International Bank for Economic Cooperation Loan
                          Agreement*                                            5,099,341
USD          5,000,000  International Investment Bank Loan Agreement*           4,362,500
USD         19,002,375  Russia Foreign Trade Obligations*(b)                   15,049,881
                                                                            -------------
                                                                               32,333,478
                                                                            -------------
                        YUGOSLAVIA -- 0.1%
USD          1,400,368  Yugoslavia New Financing Agreement Tranche A*             658,173
USD          1,499,572  Yugoslavia New Financing Agreement Tranche C*             704,799
                                                                            -------------
                                                                                1,362,972
                                                                            -------------

                        TOTAL LOAN ASSIGNMENTS (COST $88,432,789)             116,684,275
                                                                            -------------

              See accompanying notes to the financial statements.

GMO EMERGING COUNTRY DEBT FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2003

          PAR VALUE     DESCRIPTION                                           VALUE ($)
-----------------------------------------------------------------------------------------
                        LOAN PARTICIPATIONS -- 7.1%
                        ALGERIA -- 0.7%
JPY        187,500,000  Algeria Tranche 3 Loan Agreement, JPY Long Term
                          Prime +.8125% (2.3875%), (Participation with
                          Salomon),
                          due 03/04/10                                          1,411,504
JPY      1,261,184,212  Algeria Tranche S1, JPY Long Term Prime + .8125%,
                          (3.0125%), (Participation with Merrill Lynch),
                          due 03/04/10                                          9,067,512
                                                                            -------------
                                                                               10,479,016
                                                                            -------------
                        CAMEROON -- 0.0%
NLG          4,968,184  Cameroon Loan Agreement, (No Tranche specified, dated January 31, 1981), (Participation with
                          Salomon)*                                               291,583
                                                                            -------------
                        INDONESIA -- 0.3%
USD          1,431,316  Republic of Indonesia Loan Agreement, 6 mo. LIBOR
                          +.70%, (2.3875%), (Participation with Deutsche
                          Bank), due 12/14/19                                   1,245,244
USD            480,000  Republic of Indonesia Loan Agreement, dated June
                          14, 1995 LIBOR + .625% (2.75%), (Participation
                          with Salomon), due 12/14/19                             220,800
USD            480,000  Republic of Indonesia Loan Agreement, dated June
                          14, 1995 LIBOR + .625%, (2.6875%),
                          (Participation with Salomon), due 12/14/19              220,800
USD            640,000  Republic of Indonesia Loan Agreement, dated June
                          14, 1995 LIBOR + .625%, (2.8125%),
                          (Participation with Salomon), due 12/14/19              294,400
USD            558,000  Republic of Indonesia Loan Agreement, dated March
                          25, 1997 LIBOR + .625%, (2.0625%),
                          (Participation with Salomon), due 01/25/06              295,740
USD            558,000  Republic of Indonesia Loan Agreement, dated March
                          25, 1997 LIBOR + .625%, (2.0625%),
                          (Participation with Salomon), due 01/25/06              295,740
USD            744,000  Republic of Indonesia Loan Agreement, dated March
                          25, 1997 LIBOR + .625%, (2.0625%),
                          (Participation with Salomon), due 01/25/06              394,320
USD            570,000  Republic of Indonesia Loan Agreement, dated May
                          21, 1996 LIBOR + .625%, (2.75%), (Participation
                          with Salomon), due 03/21/05                             290,700
USD            760,000  Republic of Indonesia Loan Agreement, dated May
                          21, 1996 LIBOR + .625%, (2.8125%),
                          (Participation with Salomon), due 03/21/05              387,600

10            See accompanying notes to the financial statements.

GMO EMERGING COUNTRY DEBT FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2003

          PAR VALUE     DESCRIPTION                                           VALUE ($)
-----------------------------------------------------------------------------------------
                        INDONESIA -- CONTINUED
USD            570,000  Republic of Indonesia Loan Agreement, dated May
                          21, 1996 LIBOR + .625%, (3.0625%),
                          (Participation with Salomon), due 03/21/05              290,700
                                                                            -------------
                                                                                3,936,044
                                                                            -------------
                        JAMAICA -- 0.1%
USD            218,750  Jamaica Refinancing Agreement Tranche B, LIBOR +
                          .8125%, (2.1875%), (Participation with JP Morgan
                          Chase), due 11/15/04                                    196,875
USD          1,093,750  Jamaica Refinancing Agreement Tranche B, LIBOR +
                          .8125%, (2.1875%), (Participation with Salomon),
                          due 11/15/04                                            984,375
                                                                            -------------
                                                                                1,181,250
                                                                            -------------
                        RUSSIA -- 5.7%
DEM          3,500,000  International Bank for Economic Cooperation Loan
                          Agreement, (Participation with Salomon)*              1,825,076
USD          2,000,000  International Bank for Economic Cooperation Loan
                          Agreement, (Participation with UBS)*                  1,892,500
JPY        900,000,000  International Investment Bank Loan Agreement,
                          (Participation with Bank of America)*                 6,765,701
DEM          7,500,000  International Investment Bank Loan Agreement,
                          (Participation with Mizuho)*                          3,688,727
EUR         11,537,362  Russia Paris Club Debt,
                          Variable Rate, (6.45%), (Participation with
                          Deutsche Bank),
                          due 08/20/20                                          8,729,348
EUR         16,801,518  Russia Paris Club Debt,
                          Variable Rate, (6.45%), (Participation with
                          Deutsche Bank),
                          due 08/20/20                                         13,009,273
EUR         11,861,993  Russia Paris Club Debt,
                          Variable Rate, (6.45%), (Participation with
                          Deutsche Bank),
                          due 08/20/20                                          8,974,969
EUR         48,589,983  Russia Paris Club Debt,
                          Variable Rate, (6.70%), (Participation with
                          Deutsche Bank),
                          due 08/20/20                                         37,748,500
                                                                            -------------
                                                                               82,634,094
                                                                            -------------
                        SERBIA -- 0.2%
USD          3,000,000  Serbia New Financing Agreement (Participation with
                          JP Morgan Chase)*                                     1,530,000

              See accompanying notes to the financial statements.             11

GMO EMERGING COUNTRY DEBT FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2003

        PAR VALUE ($)/
            SHARES      DESCRIPTION                                           VALUE ($)
-----------------------------------------------------------------------------------------
                        SERBIA -- CONTINUED
USD          3,000,000  Serbia Trade & Deposit Facility Agreement
                          (Participation with JP Morgan Chase)*                   780,000
                                                                            -------------
                                                                                2,310,000
                                                                            -------------
                        YUGOSLAVIA -- 0.1%
USD          2,100,416  Yugoslavia New Financing Agreement Tranche B,
                          (Participation with JP Morgan Chase)*                   987,195
USD            352,445  Yugoslavia New Financing Agreement Tranche C,
                          (Participation with JP Morgan Chase)*                   165,649
                                                                            -------------
                                                                                1,152,844
                                                                            -------------

                        TOTAL LOAN PARTICIPATIONS (COST $73,668,829)          101,984,831
                                                                            -------------
                        PROMISSORY NOTES -- 0.1%
                        NIGERIA -- 0.1%
USD          3,000,000  Central Bank of Nigeria Promissory Notes Series
                          RC, 5.09%, due 1/5/10*                                  990,000
                                                                            -------------

                        TOTAL PROMISSORY NOTES (COST $1,466,442)                  990,000
                                                                            -------------
                        MUTUAL FUNDS -- 2.7%
               353,939  GMO Alpha LIBOR Fund                                    8,395,431
             1,222,269  GMO Short-Duration Collateral Fund                     30,568,955
                                                                            -------------
                        TOTAL MUTUAL FUNDS (COST $39,675,604)                  38,964,386
                                                                            -------------

          PRINCIPAL
            AMOUNT
        --------------
                        CALL OPTIONS PURCHASED -- 0.5%
                        OPTIONS ON BONDS -- 0.5%
USD         30,000,000  Mexico Global Bond, 11.50%, due 5/15/26, Expires
                          03/10/03, Strike 134.80                                 834,207
USD         10,000,000  Mexico Global Bond, 11.50%, due 5/15/26, Expires
                          3/10/03, Strike 134.80                                  282,784
USD         20,000,000  Mexico Global Bond, 11.50%, due 5/15/26, Expires
                          3/12/03, Strike 134.40                                  611,094

12            See accompanying notes to the financial statements.

GMO EMERGING COUNTRY DEBT FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2003

          PRINCIPAL
            AMOUNT      DESCRIPTION                                           VALUE ($)
-----------------------------------------------------------------------------------------
                        OPTIONS ON BONDS -- CONTINUED
USD         10,000,000  Qatar Government International Bond, 9.758%, due
                          6/15/30, Expires 05/12/03, Strike 122                    52,351
USD         60,000,000  Russia Federation Bond, 5%, due 3/31/30, Expires
                          3/05/03, Strike 82.25                                 1,993,566
USD         30,000,000  Russia Federation Bond, 5%, due 3/31/30, Expires
                          3/10/03, Strike 81.8750                               1,101,180
USD         20,000,000  Russia Federation Bond, 5%, due 3/31/30, Expires
                          3/10/03, Strike 82.3750                                 637,934
USD         20,000,000  Russia Federation Bond, 5%, due 3/31/30, Expires
                          3/17/03, Strike 83.6250                                 405,446
USD         20,000,000  Russia Federation Bond, 5%, due 3/31/30, Expires
                          3/21/03, Strike 84.5625                                 289,922
USD         25,000,000  Russia Federation Bond, 5%, due 3/31/30, Expires
                          3/26/03, Strike 85.750                                  218,857
USD         25,000,000  Russia Federation Bond, 5%, due 3/31/30, Expires
                          3/27/03, Strike 85.875                                  173,743
                                                                            -------------
                                                                                6,601,084
                                                                            -------------

                        TOTAL CALL OPTIONS PURCHASED (COST $2,964,500)          6,601,084
                                                                            -------------
                        PUT OPTIONS PURCHASED -- 0.5%
                        OPTIONS ON INTEREST RATE SWAPS -- 0.5%
USD         50,000,000  KRW Swaption, Expires 06/01/05, Strike 7.5%             3,096,638
USD         75,000,000  KRW Swaption, Expires 06/07/05, Strike 7.42%            4,479,646
                                                                            -------------
                                                                                7,576,284
                                                                            -------------

                        TOTAL PUT OPTIONS PURCHASED (COST $4,025,000)           7,576,284
                                                                            -------------

            SHARES
        --------------
                        RIGHTS AND WARRANTS -- 0.1%
                        MEXICO -- 0.1%
            33,077,000  Mexico Par Bond Series B Warrants, Expires
                          6/30/04**                                               330,770
            33,077,000  Mexico Par Bond Series C Warrants, Expires
                          6/30/05**                                                66,154
            33,077,000  Mexico Par Bond Series D Warrants, Expires
                          6/30/06**                                                19,846
                29,000  United Mexican States Recovery Warrants Odd Lot,
                          Expires 6/30/03**                                           186

              See accompanying notes to the financial statements.             13

GMO EMERGING COUNTRY DEBT FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2003

           SHARES/
        PAR VALUE ($)   DESCRIPTION                                           VALUE ($)
-----------------------------------------------------------------------------------------
                        MEXICO -- CONTINUED
            54,324,000  United Mexican States Warrants, Expires 12/31/09**        108,648
           192,813,000  United Mexican States Warrants, Expires 6/30/03**       1,234,003
                                                                            -------------
                                                                                1,759,607
                                                                            -------------
                        NIGERIA -- 0.0%
                25,000  Central Bank of Nigeria Payment Adjusted Warrants,
                          Expires 11/15/20**                                           --
                                                                            -------------
                        URUGUAY -- 0.0%
             4,000,000  Banco Central Del Uruguay Warrants, Expires
                          1/2/21**(b)                                                  --
                                                                            -------------
                        VENEZUELA -- 0.0%
               195,865  Republic of Venezuela Bond Warrants, Expires
                          4/18/20**                                                    --
               277,160  Republic of Venezuela Recovery Warrants, Expires
                          4/15/20**                                                    --
                                                                            -------------
                                                                                       --
                                                                            -------------

                        TOTAL RIGHTS AND WARRANTS (COST $20,880)                1,759,607
                                                                            -------------
                        SHORT-TERM INVESTMENTS -- 4.8%
                        CASH EQUIVALENTS -- 4.8%
USD         69,497,181  Merrimac Cash Fund                                     69,497,181
                                                                            -------------

                        TOTAL SHORT-TERM INVESTMENTS (COST $69,497,181)        69,497,181
                                                                            -------------
                        TOTAL INVESTMENTS -- 99.7%
                        (Cost $1,394,683,213)                               1,434,590,286

                        Other Assets and Liabilities (net) -- 0.3%              3,663,735
                                                                            -------------
                        TOTAL NET ASSETS -- 100.0%                          $1,438,254,021
                                                                            =============

              See accompanying notes to the financial statements.
14

GMO EMERGING COUNTRY DEBT FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2003

NOTES TO SCHEDULE OF INVESTMENTS:

144A - Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

DCB - Debt Conversion Bond

EMTN - Euromarket Medium Term Note

FLIRB - Front Loaded Interest Reduction Bond

IAB - Interest Arrears Bond

MBIA - Insured as to the payment of principal and interest by MBIA Insurance Corp

MYDFA - Multi-Year Deposit Facility Agreement

PDI - Past Due Interest

PIK - Payment In Kind

Variable and step up rates - The rates shown on variable and step up rate notes are the current interest rates at February
  28, 2003, which are subject to change based on the terms of the security, including varying reset dates.

CURRENCY ABBREVIATIONS:

ARS - Argentine Peso
CHF - Swiss Franc
DEM - German Mark
EUR - Euro
FRF - French Franc
GBP - British Pound
HKD - Hong Kong Dollar
ITL - Italian Lira
JPY - Japanese Yen
KRW - South Korean Won
NLG - Netherlands Guilder
RUB - Russian Ruble
SGD - Singapore Dollar
USD - United States Dollar

 (a)  Security is in default.
 (b) Security valued at fair value using methods determined in good faith by or at the direction of the Trustees (Note 1).
 (c) All or a portion of this security has been segregated to cover collateral requirements on reverse repurchase agreements (Note 6).
 (d) All or a portion of this security has been segregated to cover margin requirements on open financial futures contracts (Note 6).
 *    Non-performing. Borrower not currently paying interest.
 **   Non-income producing security.

              See accompanying notes to the financial statements.             15

GMO EMERGING COUNTRY DEBT FUND
(A SERIES OF GMO TRUST)
STATEMENT OF ASSETS AND LIABILITIES -- FEBRUARY 28, 2003
--------------------------------------------------------------------------------

ASSETS:
   Investments, at value (cost $1,394,683,213) (Note 1)       $1,434,590,286
   Cash                                                            7,258,774
   Foreign currency, at value (cost $12,971,784) (Note 1)         12,953,807
   Receivable for investments sold                                 9,708,807
   Receivable for Fund shares sold                                44,313,436
   Interest receivable                                            19,885,379
   Receivable for open forward foreign currency contracts
    (Notes 1 and 6)                                                  680,177
   Net receivable for open swap contracts (Notes 1 and 6)         17,308,163
                                                              --------------

      Total assets                                             1,546,698,829
                                                              --------------
LIABILITIES:
   Payable for investments purchased                              42,783,764
   Payable for Fund shares repurchased                               265,551
   Payable to affiliate for (Note 2):
      Management fee                                                 364,036
      Shareholder service fee                                        133,065
   Payable for open forward foreign currency contracts
    (Notes 1 and 6)                                                  299,449
   Payable for variation margin on open futures contracts
    (Notes 1 and 6)                                                      358
   Payable for reverse repurchase agreements (Notes 1 and 6)      64,319,904
   Accrued expenses                                                  278,681
                                                              --------------

      Total liabilities                                          108,444,808
                                                              --------------
NET ASSETS                                                    $1,438,254,021
                                                              ==============
NET ASSETS CONSIST OF:
   Paid-in capital                                            $1,371,717,462
   Distributions in excess of net investment income              (18,023,246)
   Accumulated net realized gain                                  31,895,613
   Net unrealized appreciation                                    52,664,192
                                                              --------------
                                                              $1,438,254,021
                                                              ==============
NET ASSETS ATTRIBUTABLE TO:
   Class III shares                                           $  822,080,069
                                                              ==============
   Class IV shares                                            $  616,173,952
                                                              ==============
SHARES OUTSTANDING:
   Class III                                                      86,402,970
                                                              ==============
   Class IV                                                       64,746,490
                                                              ==============
NET ASSET VALUE PER SHARE:
   Class III                                                  $         9.51
                                                              ==============
   Class IV                                                   $         9.52
                                                              ==============

16            See accompanying notes to the financial statements.

GMO EMERGING COUNTRY DEBT FUND
(A SERIES OF GMO TRUST)
STATEMENT OF OPERATIONS -- YEAR ENDED FEBRUARY 28, 2003
--------------------------------------------------------------------------------

INVESTMENT INCOME:
   Interest                                                   $125,565,864
   Dividends from investment company shares                        302,044
                                                              ------------

         Total income                                          125,867,908
                                                              ------------
EXPENSES:
   Management fee (Note 2)                                       4,047,684
   Interest expense (Notes 1 and 6)                                902,128
   Custodian fees                                                  628,875
   Audit fees                                                       95,450
   Legal fees                                                       47,655
   Transfer agent fees                                              35,040
   Trustees fees and related expenses (Note 2)                      27,357
   Registration fees                                                10,618
   Miscellaneous                                                    14,880
   Fees reimbursed by Manager (Note 2)                             (60,430)
                                                              ------------
                                                                 5,749,257
   Shareholder service fee (Note 2) - Class III                    966,667
   Shareholder service fee (Note 2) - Class IV                     512,037
                                                              ------------
      Net expenses                                               7,227,961
                                                              ------------

         Net investment income                                 118,639,947
                                                              ------------
REALIZED AND UNREALIZED GAIN (LOSS):
   Net realized gain (loss) on:
      Investments                                               74,288,796
      Realized gains distributions from investment company
      shares                                                       124,651
      Closed futures contracts                                    (307,892)
      Closed swap contracts                                      1,990,648
      Written options                                              911,250
      Foreign currency, forward contracts and foreign
      currency related transactions                            (21,365,668)
                                                              ------------
         Net realized gain                                      55,641,785
                                                              ------------
   Change in net unrealized appreciation (depreciation) on:
      Investments                                               15,833,476
      Open futures contracts                                        42,972
      Open swap contracts                                        5,319,552
      Written options                                             (768,963)
      Foreign currency, forward contracts and foreign
      currency related transactions                             (3,910,299)
                                                              ------------
         Net unrealized gain                                    16,516,738
                                                              ------------
      Net realized and unrealized gain                          72,158,523
                                                              ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS          $190,798,470
                                                              ============

              See accompanying notes to the financial statements.             17

GMO EMERGING COUNTRY DEBT FUND
(A SERIES OF GMO TRUST)
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                            YEAR ENDED         YEAR ENDED
                                                         FEBRUARY 28, 2003  FEBRUARY 28, 2002
                                                         -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
   Net investment income                                  $  118,639,947     $  110,823,631
   Net realized gain                                          55,641,785         49,361,236
   Change in net unrealized appreciation (depreciation)       16,516,738          7,066,008
                                                          --------------     --------------

   Net increase in net assets from operations                190,798,470        167,250,875
                                                          --------------     --------------

Distributions to shareholders from:
   Net investment income
      Class III                                              (69,910,377)       (58,047,624)
      Class IV                                               (55,714,018)       (65,295,506)
                                                          --------------     --------------
      Total distributions from net investment income        (125,624,395)      (123,343,130)
                                                          --------------     --------------

   Net realized gains
      Class III                                              (12,966,279)                --
      Class IV                                               (10,131,853)                --
                                                          --------------     --------------
      Total distributions from net realized gains            (23,098,132)                --
                                                          --------------     --------------
                                                            (148,722,527)      (123,343,130)
                                                          --------------     --------------
   Net share transactions (Note 5):
      Class III                                              229,203,802        115,721,050
      Class IV                                               106,900,799       (109,470,121)
                                                          --------------     --------------
   Increase in net assets resulting from net share
    transactions                                             336,104,601          6,250,929
                                                          --------------     --------------

      Total increase in net assets                           378,180,544         50,158,674
NET ASSETS:
   Beginning of period                                     1,060,073,477      1,009,914,803
                                                          --------------     --------------
   End of period (including distributions in excess of
    net investment income of $18,023,246 and
    $11,215,278, respectively)                            $1,438,254,021     $1,060,073,477
                                                          ==============     ==============

18            See accompanying notes to the financial statements.

GMO EMERGING COUNTRY DEBT FUND
(A SERIES OF GMO TRUST)
FINANCIAL HIGHLIGHTS
(FOR A CLASS III SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------

                                                             YEAR ENDED FEBRUARY 28/29,
                                          ----------------------------------------------------------------
                                            2003          2002        2001(B)         2000          1999
                                          --------      --------      --------      --------      --------
NET ASSET VALUE, BEGINNING OF PERIOD      $   9.30      $   8.96      $   8.74      $   6.89      $  11.64
                                          --------      --------      --------      --------      --------

Income from investment operations:
   Net investment income                      0.94+         1.01+         1.13+         0.84+         0.92+
   Net realized and unrealized gain
     (loss)                                   0.45          0.52          0.41          2.20         (4.41)
                                          --------      --------      --------      --------      --------
      Total from investment operations        1.39          1.53          1.54          3.04         (3.49)
                                          --------      --------      --------      --------      --------

Less distributions to shareholders:
   From net investment income                (0.99)        (1.19)        (1.32)        (1.07)        (0.23)
   From net realized gains                   (0.19)           --            --         (0.12)        (1.03)
                                          --------      --------      --------      --------      --------
      Total distributions                    (1.18)        (1.19)        (1.32)        (1.19)        (1.26)
                                          --------      --------      --------      --------      --------
NET ASSET VALUE, END OF PERIOD            $   9.51      $   9.30      $   8.96      $   8.74      $   6.89
                                          ========      ========      ========      ========      ========
TOTAL RETURN(a)                              15.94%        18.53%        18.78%        46.81%       (32.94)%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)      $822,080      $570,459      $430,003      $378,593      $450,336
   Net operating expenses to average
     daily net assets                         0.57%(f)      0.57%(f)      0.56%         0.56%         0.56%
   Interest expense to average daily net
     assets                                   0.08%(d)      0.14%(d)        --            --            --
   Total net expenses to average daily
     net assets                               0.65%         0.71%         0.56%         0.56%         0.56%
   Net investment income to average
     daily net assets                        10.21%        11.17%        12.57%        10.82%        10.99%
   Portfolio turnover rate                     121%          130%          139%          123%          272%
   Fees and expenses reimbursed by the
     Manager to average daily net
     assets:                                  0.01%(g)      0.02%         0.03%         0.03%         0.18%
   Purchase and redemption fees
     consisted of the following per
     share amounts:(c)                    $   0.01            --(e)   $   0.01           N/A           N/A

 +    Computed using average shares outstanding throughout the period.
 (a) The total returns would have been lower had certain expenses not been reimbursed during the periods shown. Calculation excludes purchase premiums and redemption fees.
 (b) Effective March 1, 2000, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on debt securities. The effect of this change for the year ended February 28, 2001 was to decrease net investment income per share by $0.04, increase net realized and unrealized gains and losses per share by $0.04 and decrease the ratio of net investment income to average net assets from 13.06% to 12.57%. Per share data and ratios/supplemental data for periods prior to March 1, 2000 have not been restated to reflect this change.
 (c) Effective March 1, 2000, the Fund adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies which requires the disclosure of the per share effect of purchase and redemption fees. Periods prior to March 1, 2000 have not been restated to reflect this change. Amounts calculated using average shares outstanding throughout the period.
 (d) Interest expense incurred as a result of entering into reverse repurchase agreements is included in the Fund's net expenses. Income earned on investing proceeds from reverse repurchase agreements is included in interest income.
 (e)  Purchase and redemption fees were less than $0.01 per share.
 (f) Net expenses exclude expenses incurred indirectly through investment in underlying funds. See Note 2.
 (g) Effective June 30, 2002, the Fund ceased reimbursing any Fund fees or expenses. See Note 2.

              See accompanying notes to the financial statements.             19

GMO EMERGING COUNTRY DEBT FUND
(A SERIES OF GMO TRUST)
FINANCIAL HIGHLIGHTS
(FOR A CLASS IV SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------

                                                                   YEAR ENDED FEBRUARY 28/29,
                                              ---------------------------------------------------------------------
                                                2003           2002          2001(B)         2000          1999**
                                              ---------      ---------      ---------      ---------      ---------
NET ASSET VALUE, BEGINNING OF PERIOD          $   9.29       $   8.95       $   8.74       $   6.90       $  11.63
                                              --------       --------       --------       --------       --------
Income from investment operations:
   Net investment income                          0.95+          1.01+          1.14+          0.84+          0.91+
   Net realized and unrealized gain
     (loss)                                       0.46           0.52           0.40           2.20          (4.37)
                                              --------       --------       --------       --------       --------
      Total from investment operations            1.41           1.53           1.54           3.04          (3.46)
                                              --------       --------       --------       --------       --------
Less distributions to shareholders:
   From net investment income                    (0.99)         (1.19)         (1.33)         (1.08)         (0.24)
   From net realized gains                       (0.19)            --             --          (0.12)         (1.03)
                                              --------       --------       --------       --------       --------
      Total distributions                        (1.18)         (1.19)         (1.33)         (1.20)         (1.27)
                                              --------       --------       --------       --------       --------
NET ASSET VALUE, END OF PERIOD                $   9.52       $   9.29       $   8.95       $   8.74       $   6.90
                                              ========       ========       ========       ========       ========
TOTAL RETURN(a)                                  16.25%         18.60%         18.71%         47.00%        (32.82)%
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)          $616,174       $489,615       $579,912       $545,869       $323,285
   Net operating expenses to average
     daily net assets                             0.52%(f)       0.52%(f)       0.51%          0.51%          0.51%
   Interest expense to average daily net
     assets                                       0.08%(d)       0.14%(d)         --             --             --
   Total net expenses to average daily
     net assets                                   0.60%          0.66%          0.51%          0.51%          0.51%
   Net investment income to average
     daily net assets                            10.32%         11.22%         12.62%         10.87%         10.87%
   Portfolio turnover rate                         121%           130%           139%           123%           272%
   Fees and expenses reimbursed by the
     Manager to average daily net
     assets:                                      0.01%(g)       0.02%          0.03%          0.03%          0.18%
   Purchase and redemption fees
     consisted of the following per
     share amounts:(c)                        $   0.01             --(e)    $   0.01            N/A            N/A

 +    Computed using average shares outstanding throughout the period.
 (a) The total returns would have been lower had certain expenses not been reimbursed during the periods shown. Calculation excludes purchase premiums and redemption fees.
 (b) Effective March 1, 2000, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on debt securities. The effect of this change for the year ended February 28, 2001 was to decrease net investment income per share by $0.04, increase net realized and unrealized gains and losses per share by $0.04 and decrease the ratio of net investment income to average net assets from 13.11% to 12.62%. Per share data and ratios/supplemental data for periods prior to March 1, 2000 have not been restated to reflect this change.
 (c) Effective March 1, 2000, the Fund adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies which requires the disclosure of the per share effect of purchase and redemption fees. Periods prior to March 1, 2000 have not been restated to reflect this change. Amounts calculated using average shares outstanding throughout the period.
 (d) Interest expense incurred as a result of entering into reverse repurchase agreements is included in the Fund's net expenses. Income earned on investing proceeds from reverse repurchase agreements is included in interest income.
 (e)  Purchase and redemption fees were less than $0.01 per share.
 (f) Net expenses exclude expenses incurred indirectly through invesment in underlying funds. See Note 2.
 (g) Effective June 30, 2002, the Fund ceased reimbursing any Fund fees or expenses. See Note 2.

20            See accompanying notes to the financial statements.

GMO EMERGING COUNTRY DEBT FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS
FEBRUARY 28, 2003
--------------------------------------------------------------------------------

1.    SIGNIFICANT ACCOUNTING POLICIES

      GMO Emerging Country Debt Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts Business Trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees to create an unlimited number of series ("Funds"), each of which issues a separate series of shares, and to subdivide a series of shares into classes.

      The Fund seeks to earn high total return through direct and indirect investment in sovereign debt of developing countries in Asia, Latin America, the Middle East, Africa and Europe. The Fund's benchmark is the J.P. Morgan Emerging Markets Bond Index Global.

      Throughout the year ended February 28, 2003, the Fund had two classes of shares outstanding: Class III and Class IV. The principal economic difference between the classes of shares is the level of shareholder service fees borne by the classes. Eligibility for and automatic conversion among the various classes of shares is generally based on the total amount of assets invested in a particular fund or with GMO, as more fully outlined in the Trust's prospectus.

      At February 28, 2003, 2.1% of the Fund was invested in GMO Short-Duration Collateral Fund and 0.6% of the Fund was invested in GMO Alpha LIBOR Fund, each a separate fund of GMO Trust managed by GMO. Shares of GMO Alpha LIBOR Fund and GMO Short-Duration Collateral Fund are not publicly available for direct purchase. The financial statements of GMO Alpha LIBOR Fund and GMO Short-Duration Collateral Fund should be read in conjunction with the Fund's financial statements.

      The Fund invested a substantial portion of its assets in GMO Alpha LIBOR Fund ("Alpha LIBOR Fund") to obtain the Fund's core portfolio exposure. In November 2002, certain bonds held by Alpha LIBOR Fund ("NPF bonds") defaulted amid allegations of fraud and significant violations of the bonds' indentures. Currently, no market exists for the NPF bonds, and they are being valued at fair value by the trustees of GMO Trust or persons acting at their direction. The devaluation of the NPF bonds had a negative impact on the Fund's net asset value per share.

      In late November 2002, Alpha LIBOR Fund undertook a reorganization transaction with a new series of GMO Trust, GMO Short-Duration Collateral Fund ("SDCF") and approximately 78% of the Fund's interest in Alpha LIBOR Fund was transferred to SDCF in exchange for SDCF shares. The reorganization was treated as a sale of the Alpha LIBOR Fund shares for financial reporting purposes and a distribution by Alpha LIBOR Fund for tax purposes. Accordingly, for financial reporting purposes, the Fund recognized a loss on the sale of the Alpha LIBOR shares of

GMO EMERGING COUNTRY DEBT FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------
      approximately $2,638,586. In addition, the Fund recognized for tax, but not for financial reporting purposes, ordinary income of $1,355,616 and long-term capital gains of $241,787 from Alpha LIBOR Fund. $4,235,989 was added to the tax cost basis of the Fund's holdings of Alpha LIBOR Fund.

      The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      PORTFOLIO VALUATION
      Portfolio securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price. Securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, and those values are then translated into U.S. dollars at the current exchange rate. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair value. Shares of other GMO Funds are valued at their net asset value as reported on each business day. Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction. A security's value may be deemed unreliable if, for example, the Manager becomes aware of information or events occurring after the close of a foreign market that would materially affect that security's value.

      Some fixed income securities are valued at the closing bid for such securities as supplied by a primary pricing source chosen by the Manager. The Manager evaluates such primary pricing sources on an ongoing basis, and may change a pricing source should it deem it appropriate. The Manager is informed of erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and at its discretion may override a price supplied by a source (by taking a price supplied by another source).

      Securities may be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. At February 28, 2003, the total value of these securities represented 15% of net assets.

GMO EMERGING COUNTRY DEBT FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------

      Certain securities held by the Fund, or underlying Funds in which it invests, were valued on the basis of a price provided by a principal market maker. The prices provided by the principal market makers may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

      FOREIGN CURRENCY TRANSLATION
      The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the current exchange rates each business day. Income and expenses denominated in foreign currencies are translated at current exchange rates when accrued or incurred. The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of foreign currencies and forward foreign currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid.

      FORWARD CURRENCY CONTRACTS
      The Fund may enter into forward currency contracts in connection with settling planned purchases or sales of securities or to hedge the currency exposure associated with some or all of the Fund's portfolio securities. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if there are movements in foreign currency values that are unfavorable to the Fund. The value of the currencies the Fund has committed to buy or sell is shown under Note 6 and represents the currency exposure the Fund has acquired or hedged through forward currency contracts as of February 28, 2003.

GMO EMERGING COUNTRY DEBT FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------

      FUTURES CONTRACTS
      The Fund may purchase and sell futures contracts to manage its exposure to the financial markets. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. Upon entering into a futures contract, the Fund is required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. government and agency obligations in accordance with the initial margin requirements of the broker or exchange. In addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contracts. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is liquidated on the following business day. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Losses may arise from the changes in the value of the underlying instrument, if there is an illiquid secondary market for the contracts, or if counterparties do not perform under the contract terms. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. See Note 6 for all open futures contracts as of February 28, 2003.

      OPTIONS
      The Fund may write call and put options on futures, securities or currencies it owns or in which it may invest. Writing put options tends to increase the Fund's exposure to the underlying instrument. Writing call options tends to decrease the Fund's exposure to the underlying instrument. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased
      (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. At February 28, 2003, there were no open written option contracts.

      The Fund may also purchase put and call options. Purchasing call options tends to increase the Fund's exposure to the underlying instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying instrument. The Fund pays a premium which is included in the Fund's Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the

GMO EMERGING COUNTRY DEBT FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------
      amounts paid or offset against the proceeds on the underlying future, security or currency transaction to determine the realized gain or loss. The risk associated with purchasing put and call options is limited to the premium paid. See the Schedule of Investments for all open purchased option contracts as of February 28, 2003.

      Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by a primary pricing source chosen by the Manager.

      LOAN AGREEMENTS
      The Fund may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. The Fund's investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the lender) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan.

      INDEXED SECURITIES
      The Fund may invest in indexed securities whose redemption values and/or coupons are linked to the prices of other securities, securities indices, or other financial indicators. The Fund uses indexed securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets that may be difficult to invest in through conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment.

      SWAP AGREEMENTS
      The Fund may enter into swap agreements to manage its exposure to the financial markets. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into interest rate, total return, forward swap spread lock and credit default swap agreements to manage its exposure to interest rates and credit risk. Interest rate swap agreements involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Total return swap agreements involve

GMO EMERGING COUNTRY DEBT FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------
      commitments to pay interest in exchange for a market linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Forward swap spread lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the swap rate. The swap spread is the difference between the benchmark swap rate (market rate) and the specific treasury rate. In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party on its obligation. The Fund may use credit default swaps to provide a measure of protection against defaults of sovereign or corporate issuers (i.e., to reduce risk where the Fund owns or has exposure to the issuer) or to take an active long or short position with respect to the likelihood of a particular issuer's default. In connection with these agreements, cash or securities may be set aside as collateral by the Fund's custodian in accordance with the terms of the swap agreement. The Fund earns interest on cash set aside as collateral. Swaps are marked to market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. Net payments of interest on interest rate swap agreements are included as part of interest income. These financial instruments are not actively traded on financial markets. The values assigned to these instruments are based upon the best available information and because of the uncertainty of the valuation, these values may differ significantly from the values that would have been realized had a ready market for these instruments existed, and the differences could be material. Entering into these agreements involves, to varying degrees, elements of credit, legal, market, and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, or that there may be unfavorable changes in interest rates. See Note 6 for a summary of open swap agreements as of February 28, 2003.

      REPURCHASE AGREEMENTS
      The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Fund and the counterparty.

GMO EMERGING COUNTRY DEBT FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------
      In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters insolvency proceedings, recovery of cash by the Fund may be delayed or limited.

      REVERSE REPURCHASE AGREEMENTS
      The Fund may enter into reverse repurchase agreements with certain banks and broker/dealers whereby the Fund sells portfolio assets concurrent with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. In connection with these agreements, the Fund establishes segregated accounts with its custodian in which the Fund maintains cash, U.S. Government securities or other liquid high grade debt obligations in the name of the counterparty equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities the Fund has sold may decline below the price at which it is obligated to repurchase them under the agreement. At February 28, 2003, the Fund had entered into reverse repurchase agreements having a market value of $64,319,904, collateralized by securities with a market value of $65,840,957. See Note 6 for a summary of open reverse repurchase agreements as of February 28, 2003.

      DELAYED DELIVERY COMMITMENTS
      The Fund may purchase or sell securities on a when-issued or forward commitment basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Collateral consisting of liquid securities or cash and cash equivalents is maintained with the custodian in an amount at least equal to these commitments.

      SECURITY LENDING
      The Fund may lend its securities to certain qualified brokers. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of loss with respect to the investment of the collateral, the risk of delay in recovery or loss of rights in the collateral should the borrower of the securities fail financially. The Fund receives compensation for lending its securities. At February 28, 2003, the Fund had no securities on loan.

      TAXES AND DISTRIBUTIONS
      The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax

GMO EMERGING COUNTRY DEBT FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------
      purposes. Therefore, no provision for U.S. federal income or excise tax is necessary. Taxes on foreign interest and dividend income are withheld in accordance with the applicable country's tax treaty with the United States.

      The Fund's policy is to declare and pay distributions from net investment income semi-annually, and from net realized short-term and long-term capital gains at least annually. All distributions will be paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

      Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from U.S. GAAP. During the years ended February 28, 2002, and February 28, 2003, the tax basis of distributions paid was as follows: ordinary income -- $123,343,130 and $139,039,496, respectively and long-term capital gains -- $0 and $9,683,031, respectively.

      As of February 28, 2003, the components of distributable earnings on a tax basis consisted of $61,300,823 and $683,936 of undistributed ordinary income and undistributed long-term capital gains, respectively. The temporary differences between book and tax basis distributable earnings are primarily due to differing treatments for amortization of premiums and discounts on debt securities and losses on wash sales transactions.

      The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 2003. This reclassification has no impact on net investment income, realized gain/loss or the net asset value of the Fund and is primarily attributable to foreign currency transactions, swap transactions, differing treatments for amortization of premiums and discounts on debt securities and the GMO Alpha LIBOR Fund transaction (See Note 1). The financial highlights exclude these adjustments.

           Distributions
           In Excess of     Accumulated Net
         Investment Income   Realized Gain   Paid-in Capital
         -----------------  ---------------  ---------------
             $176,480         $3,905,179       $(4,081,659)

      Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

      SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
      Security transactions are accounted for on trade date. Interest income is recorded on the accrual basis, and is adjusted for the amortization of premium and discounts. Income is not recognized, nor are premium and discount amortized on securities for which collection is not expected. Dividend

GMO EMERGING COUNTRY DEBT FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------
      income, net of applicable withholding taxes, is recorded on the ex-dividend date or non-cash dividends, if any, are recorded at the fair market value of the securities received. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis. Interest income on inflation indexed securities is accrued daily based upon an inflation adjusted principal. Additionally, any increase in the principal or face amount of these securities is recorded as interest income.

      ALLOCATION OF OPERATING ACTIVITY
      The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds. Investment income, common expenses and realized and unrealized gains and losses are allocated pro-rata among the classes of shares of the Fund based on the relative net assets of each class. Shareholder service fees, which are directly attributable to a class of shares, are charged to that class' operations.

      PURCHASES AND REDEMPTIONS OF FUND SHARES
      The premium on cash purchases of Fund shares is .50% of the amount invested. In the case of cash redemptions, the fee is .25% of the amount redeemed. If the Manager determines that any portion of a cash purchase fee is offset by a corresponding cash redemption occurring on the same day, the purchase premium or redemption fee charged by the Fund will be reduced by 100% with respect to that portion. In addition, the purchase premium or redemption fee charged by the Fund may be waived if the Manager determines the Fund is substantially underweighted/overweighted in cash so that a purchase or redemption will not require a securities transaction. All purchase premuims and redemption fees are paid to and recorded by the Fund as paid-in-capital. For the years ending February 28, 2002 and 2003, the Fund received $142,331 and $1,199,731 in purchase premiums and $365,848 and $85,527 in redemption fees, respectively. There is no premium for reinvested distributions.

      INVESTMENT RISK
      Investments in emerging country debt present certain risks that are not inherent in many other securities. Many emerging countries present elements of political and/or economic instability, which may result in the Fund's inability to collect on a timely basis, or in full, principal and interest payments. Further, countries may impose various types of foreign currency regulations or controls which may impede the Fund's ability to repatriate amounts it receives. The Fund may acquire interests in securities or bank loans which are in default at the time of acquisition in anticipation of improving conditions in the related countries. These factors may result in significant volatility in the values of its holdings. The markets for emerging country debt are relatively illiquid. Accordingly, the Fund may not be able to realize in an actual sale amounts approximating those used to value its holdings.

GMO EMERGING COUNTRY DEBT FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------

      GMO Emerging Country Debt Fund owns loans and bonds representing significant exposure to the risk of default in many countries, but has the most sizable of such positions relating to Russia and Brazil. The Fund's financial position would be substantially adversely affected in the case of a default by either of these countries on obligations held by the Fund, or on obligations issued by those countries generally. The Fund has purchased default protection in the form of credit default swap agreements with respect to both countries, which may offset some of the losses that the Fund might experience in the case of a default on bonds issued by such countries. However, it is important to note that (i) such protection would not cover losses due to defaults on loan assignments or participations,
      (ii) such protection will generally not be sufficient to cover all of the Fund's losses in the case of default, and (iii) due to the privately negotiated nature of such instruments, under some circumstances, the protection offered by such instruments may not be realized, even if the Fund incurs substantial losses due to weakening of the credit or virtual default by the countries.

2.    FEES AND OTHER TRANSACTIONS WITH AFFILIATES

      GMO earns a management fee paid monthly at the annual rate of .35% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on the average daily net assets of each class at the annual rate of .15% for Class III shares and .10% for Class IV shares.

      Effective June 30, 2002, the Manager no longer reimburses any Fund fees or expenses. Prior to June 30, 2002, GMO had an agreement to reimburse the Fund to the extent that the Fund's total annual operating expenses (excluding shareholder service fees, custody fees, fees and expenses of the independent Trustees of the Trust (including legal fees), brokerage commissions and other investment-related costs, hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes), securities lending fees and expenses, interest expense and transfer taxes) exceeded the management fee.

      The Fund incurs fees and expenses indirectly as a shareholder in GMO Alpha LIBOR Fund and GMO Short-Duration Collateral Fund. For the year ended February 28, 2003, indirect operating expenses (excluding investment-related expenses) were less than 0.001% of the Fund's average daily net assets, and indirect investment-related expenses (including, but not limited to, interest expense, foreign audit expense, and investment-related legal expense) were 0.001% of the Fund's average daily net assets.

      As of February 28, 2003, greater than 10% of the Fund's shares were held by accounts for which the Manager has investment discretion.

GMO EMERGING COUNTRY DEBT FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------

      The Fund's portion of the fee paid by the Trust to the independent Trustees during the year ended February 28, 2003, was $19,637. No remuneration is paid to any Trustee or officer who is affiliated with the Manager.

3.    PURCHASES AND SALES OF SECURITIES

      Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2003, aggregated $1,547,907,264 and $1,436,259,888, respectively.

      For the year ended February 28, 2003, the cost of purchases and proceeds from sales of investments exclude the initial transfer of GMO Alpha LIBOR Fund's investments in GMO Short-Duration Collateral Fund of $30,593,581. (See Note 1)

      At February 28, 2003, the cost for U.S. federal income tax purposes and gross unrealized appreciation and depreciation in value of investments were as follows:

                         Gross Unrealized  Gross Unrealized  Net Unrealized
         Aggregate Cost    Appreciation      Depreciation     Appreciation
         --------------  ----------------  ----------------  --------------
         $1,410,413,188    $155,285,779     $(131,108,681)    $24,177,098

4.    PRINCIPAL SHAREHOLDERS

      At February 28, 2003, 29.4% of the outstanding shares of the Fund were held by two shareholders, each holding in excess of 10% of the Fund's shares outstanding. Investment activities of these shareholders may have a material effect on the Fund.

GMO EMERGING COUNTRY DEBT FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------

5.    SHARE TRANSACTIONS

      The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                                                Year Ended                  Year Ended
                                                            February 28, 2003           February 28, 2002
                                                        --------------------------  --------------------------
                                                          Shares        Amount        Shares        Amount
         Class III:                                     -----------  -------------  -----------  -------------
         Shares sold                                     29,282,626  $ 269,640,084   18,610,565  $ 166,106,864
         Shares issued to shareholders in reinvestment
           of distributions                               7,513,503     67,172,341    5,226,345     44,398,759
         Shares repurchased                             (11,754,805)  (107,608,623) (10,466,626)   (94,784,573)
                                                        -----------  -------------  -----------  -------------
         Net increase                                    25,041,324  $ 229,203,802   13,370,284  $ 115,721,050
                                                        ===========  =============  ===========  =============

                                                                Year Ended                  Year Ended
                                                            February 28, 2003           February 28, 2002
                                                        --------------------------  --------------------------
                                                          Shares        Amount        Shares        Amount
         Class IV:                                      -----------  -------------  -----------  -------------
         Shares sold                                      9,603,263  $  86,925,003    3,577,633  $  31,523,144
         Shares issued to shareholders in reinvestment
           of distributions                               7,164,059     64,094,884    7,423,129     63,116,014
         Shares repurchased                              (4,705,391)   (44,119,088) (23,086,937)  (204,109,279)
                                                        -----------  -------------  -----------  -------------
         Net increase (decrease)                         12,061,931  $ 106,900,799  (12,086,175) $(109,470,121)
                                                        ===========  =============  ===========  =============

6.    FINANCIAL INSTRUMENTS

      A summary of outstanding financial instruments at February 28, 2003 is as follows:

      FORWARD CURRENCY CONTRACTS

                                                                        Net Unrealized
         Settlement                                                      Appreciation
            Date     Deliver/Receive   Units of Currency     Value      (Depreciation)
         ----------  ----------------  -----------------  ------------  --------------
            Buys
           3/04/03   CHF                      2,800,000   $  2,064,897    $   2,327
           3/05/03   KRW                  9,200,000,000      7,706,801      (17,800)
                                                                          ---------
                                                                          $ (15,473)
                                                                          =========

GMO EMERGING COUNTRY DEBT FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------

      FORWARD CURRENCY CONTRACTS -- CONTINUED

                                                                        Net Unrealized
         Settlement                                                     Appreciation
           Date      Deliver/Receive   Units of Currency     Value      (Depreciation)
         ----------  ----------------  -----------------  ------------  --------------
           Sales
           3/04/03   CHF                      2,800,000   $  2,064,897    $ (62,781)
           4/29/03   CHF                      2,800,000      2,067,296       (2,399)
           4/22/03   EUR                    101,300,000    108,994,782      247,138
           4/15/03   GBP                      5,500,000      8,639,542      207,098
           5/27/03   HKD                    194,972,500     24,992,640        7,360
           3/18/03   JPY                  6,100,000,000     51,622,956      203,722
           3/05/03   KRW                  9,200,000,000      7,706,801     (216,469)
           6/05/03   KRW                  8,700,000,000      7,232,940       12,532
                                                                          ---------
                                                                          $ 396,201
                                                                          =========

      FUTURES CONTRACTS

         Number of                                                         Contract    Net Unrealized
         Contracts                 Type                  Expiration Date     Value      Depreciation
         ---------  -----------------------------------  ---------------  -----------  --------------

           Sales
               2    Japanese Government Bond 10 Yr.      March 2003       $2,421,823      $(28,381)
               4    Japanese Government Bond 10 Yr.      June 2003         4,839,636        (5,674)
                                                                                          --------
                                                                                          $(34,055)
                                                                                          ========

      At February 28, 2003, the Fund had sufficient cash and/or securities to cover any commitments or margin requirements of the relevant broker or exchange.

GMO EMERGING COUNTRY DEBT FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------

      WRITTEN OPTION TRANSACTIONS

                                                                     Puts                          Calls
                                                        ------------------------------  ----------------------------
                                                        Principal Amount                Principal Amount
                                                          of Contracts                    of Contracts
                                                        (000's omitted)     Premiums    (000's omitted)    Premiums
                                                        ----------------  ------------  ----------------  ----------
         Outstanding, beginning of period                       27,000     $ 911,250               --     $       --
         Options expired                                       (27,000)     (911,250)              --             --
                                                          ------------     ---------       ----------     ----------
         Outstanding, end of period                                 --     $      --               --     $       --
                                                          ============     =========       ==========     ==========

      REVERSE REPURCHASE AGREEMENTS

                   Face Value                       Description                      Market Value
                 --------------  --------------------------------------------------  ------------
         SGD       108,009,669   Deutsche Bank., 0.77%, dated 1/2/03, to be           $62,180,598
                                 repurchased on 4/2/03 at face value plus accrued
                                 interest.
         USD         2,139,306   J.P Morgan Chase & Co., 0.00%, dated 11/13/02, to      2,139,306
                                 be repurchased on demand at face value plus
                                 accrued interest.
                                                                                     ------------
                                                                                      $64,319,904
                                                                                     ============

         Average balance outstanding                                                 $ 74,950,665
         Average interest rate                                                               1.33%
         Maximum balance outstanding                                                 $144,519,110
         Average shares outstanding                                                   125,622,994
         Average balance per share outstanding                                                .58

GMO EMERGING COUNTRY DEBT FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------

      SWAP AGREEMENTS

                                                                                              Net Unrealized
              Notional        Expiration                                                       Appreciation
               Amount            Date                        Description                      (Depreciation)
         -------------------  ----------  --------------------------------------------------  --------------

              CREDIT DEFAULT SWAPS
              10,000,000 USD    4/07/03   Agreement with JPMorgan Chase Bank dated 2/06/03     $  (155,260)
                                          to pay 325,000 USD on the effective date. The fund
                                          receives payment only upon a default event in
                                          Venezuela, the notional amount times the
                                          difference between the par value and the
                                          then-market value of Republic of Venezuela, 6
                                          month LIBOR + .88%, due 12/18/07.
               5,000,000 USD    4/18/03   Agreement with Deutsche Bank AG dated 4/12/01 to         (22,363)
                                          pay 2.75% per year times the notional amount. The
                                          fund receives payment only upon a default event in
                                          the Philippines, the notional amount times the
                                          difference between the par value and the
                                          then-market value of Republic of the Philippines,
                                          8.875% due 04/15/08.
               5,000,000 USD    4/21/03   Agreement with UBS AG dated 10/16/01 to pay 7.30%       (129,814)
                                          per year times the notional amount. The fund
                                          receives payment only upon a default event in
                                          Brazil, the notional amount times the difference
                                          between the par value and the then-market value of
                                          the Republic of Brazil, 11.625% due 4/15/04.
               8,000,000 USD    4/25/03   Agreement with Goldman Sachs International dated      (1,043,186)
                                          10/03/02 to pay 1,120,000 USD on the effective
                                          date. The fund receives payment only upon a
                                          default event in Brazil, the notional amount times
                                          the difference between the par value and the
                                          then-market value of the Republic of Brazil, 14.0%
                                          due 10/15/09.

GMO EMERGING COUNTRY DEBT FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------

      SWAP AGREEMENTS -- CONTINUED

                                                                                              Net Unrealized
              Notional        Expiration                                                       Appreciation
               Amount            Date                        Description                      (Depreciation)
         -------------------  ----------  --------------------------------------------------  --------------
              10,000,000 USD    6/20/03   Agreement with UBS AG dated 12/19/02 to pay 16.50%   $  (599,423)
                                          per year times the notional amount. The fund
                                          receives payment only upon a default event in
                                          Brazil, the notional amount times the difference
                                          between the par value and the then-market value of
                                          the Republic of Brazil, 8.0% due 4/15/14.
              15,000,000 USD    6/20/03   Agreement with Goldman Sachs International dated         665,815
                                          1/14/99 to receive 11.60% per year times the
                                          notional amount. The fund makes payment only upon
                                          a default event in Colombia, the notional amount
                                          times the difference between the par value and the
                                          then-market value of Republic of Colombia, 7.625%
                                          due 2/15/07.
               5,000,000 USD    6/30/03   Agreement with Deutsche Bank AG dated 2/06/03 to          72,267
                                          pay 17.25% per year times the notional amount. The
                                          fund receives payment only upon a default event in
                                          Venezuela, the notional amount times the
                                          difference between the par value and the
                                          then-market value of Republic of Venezuela, 9.25%
                                          due 9/15/27.
               7,500,000 USD    7/23/03   Agreement with Goldman Sachs International dated         (77,951)
                                          7/18/01 to pay 4.80% per year times the notional
                                          amount. The fund receives payment only upon a
                                          default event in Colombia, the notional amount
                                          times the difference between the par value and the
                                          then-market value of Republic of Colombia, 9.75%
                                          due 4/23/09.

GMO EMERGING COUNTRY DEBT FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------

      SWAP AGREEMENTS -- CONTINUED

                                                                                              Net Unrealized
              Notional        Expiration                                                       Appreciation
               Amount            Date                        Description                      (Depreciation)
         -------------------  ----------  --------------------------------------------------  --------------
               5,000,000 USD   10/15/03   Agreement with Deutsche Bank AG dated 1/21/03 to     $  (118,476)
                                          pay 11.20% per year times the notional amount. The
                                          fund receives payment only upon a default event in
                                          Brazil, the notional amount times the difference
                                          between the par value and the then-market value of
                                          Republic of Brazil, 12.25% due 3/06/30.
               5,000,000 USD   10/16/03   Agreement with Deutsche Bank AG dated 10/11/00 to        (46,800)
                                          pay 2.83% per year times the notional amount. The
                                          fund receives payment only upon a default event in
                                          the Philippines, the notional amount times the
                                          difference between the par value and the
                                          then-market value of Republic of Philippines,
                                          8.875% due 4/15/08.
              15,000,000 USD   12/18/03   Agreement with Deutsche Bank AG dated 2/06/03 to          71,374
                                          receive 5.50% per year times the notional amount.
                                          The fund makes payment only upon a default event
                                          on the Gazprom Loan Facility, due 12/17/04. The
                                          payment the fund makes is equal to the notional
                                          amount times the difference between the par value
                                          and the then-market value of Gazprom Loan
                                          Facility, due 12/17/04.
               5,000,000 USD    4/13/04   Agreement with Goldman Sachs International dated        (410,962)
                                          4/04/01 to pay 11.50% per year times the notional
                                          amount. The fund receives payment only upon a
                                          default event in Turkey, the notional amount times
                                          the difference between the par value and the
                                          then-market value of Republic of Turkey, 11.75%
                                          due 6/15/10.

GMO EMERGING COUNTRY DEBT FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------

      SWAP AGREEMENTS -- CONTINUED

                                                                                              Net Unrealized
              Notional        Expiration                                                       Appreciation
               Amount            Date                        Description                      (Depreciation)
         -------------------  ----------  --------------------------------------------------  --------------
               8,000,000 USD    4/15/04   Agreement with Morgan Guaranty Trust Company dated   $    49,634
                                          3/13/02 to pay 5.75% per year times the notional
                                          amount. The fund receives payment only upon a
                                          default event in Brazil, the notional amount times
                                          the difference between the par value and the
                                          then-market value of the Federative Republic of
                                          Brazil, 8.00% due 4/15/14
               5,000,000 USD    4/15/04   Agreement with Bank of America N.A. dated 11/28/01      (109,231)
                                          to pay 7.95% per year times the notional amount.
                                          The fund receives payment only upon a default
                                          event in Brazil, the notional amount times the
                                          difference between the par value and the
                                          then-market value of the Republic of Brazil, 8.00%
                                          due 4/15/14.
               5,000,000 USD    6/18/05   Agreement with Deutsche Bank AG dated 6/18/02 to         115,901
                                          pay 2.35% per year times the notional amount. The
                                          fund receives payment only upon a default event in
                                          the Philippines, the notional amount times the
                                          difference between the par value and the
                                          then-market value of Republic of the Philippines,
                                          8.875% due 04/15/08.
               5,000,000 USD    7/15/05   Agreement with Banque Paribas dated 10/18/02 to          487,531
                                          pay 10.0% per year times the notional amount. The
                                          fund receives payment only upon a default event on
                                          the Banco Latinoamericano de Exportaciones SA Euro
                                          Medium Term Notes, 7.71%, due 9/22/05. The payment
                                          the fund receives is equal to the notional amount
                                          times the difference between the par value and the
                                          then-market value of Banco Latinoamericano de
                                          Exportaciones SA Euro Medium Term Notes, 7.71%,
                                          due 9/22/05.

GMO EMERGING COUNTRY DEBT FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------

      SWAP AGREEMENTS -- CONTINUED

                                                                                              Net Unrealized
              Notional        Expiration                                                       Appreciation
               Amount            Date                        Description                      (Depreciation)
         -------------------  ----------  --------------------------------------------------  --------------
               7,000,000 USD    8/05/05   Agreement with Deutsche Bank AG dated 7/31/02 to     $    75,610
                                          pay 3.35% per year times the notional amount. The
                                          fund receives payment only upon a default event in
                                          the Philippines, the notional amount times the
                                          difference between the par value and the
                                          then-market value of Republic of Philippines,
                                          8.875%, due 4/15/08.
              10,000,000 USD   11/06/05   Agreement with JPMorgan Chase Bank dated 11/05/02       (925,017)
                                          to pay 9.30% per year times the notional amount.
                                          The fund receives payment only upon a default
                                          event in Colombia, the notional amount times the
                                          difference between the par value and the
                                          then-market value of Republic of Colombia, 10.0%
                                          due 1/23/12.
              15,000,000 USD    4/03/06   Agreement Morgan Guaranty Trust Company dated             48,185
                                          3/29/01 to pay 0.25% per year times the notional
                                          amount. The fund receives payment only upon a
                                          default event on the Banco Santander Senior Bonds
                                          or Loans. The payment the fund receives is equal
                                          to the notional amount times the difference
                                          between the par value and the then-market value of
                                          any series of Banco Santander Senior Bonds or
                                          Loans.

GMO EMERGING COUNTRY DEBT FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------

      SWAP AGREEMENTS -- CONTINUED

                                                                                              Net Unrealized
              Notional        Expiration                                                       Appreciation
               Amount            Date                        Description                      (Depreciation)
         -------------------  ----------  --------------------------------------------------  --------------
              15,000,000 USD    4/06/06   Agreement with Morgan Guaranty Trust Company dated   $    44,647
                                          04/03/01 to pay 0.26% per year times the notional
                                          amount. The fund receives payment only upon a
                                          default event on the Banco Santander Senior Bonds
                                          or Loans. The payment the fund receives is equal
                                          to the notional amount times the difference
                                          between and the par value and the then-market
                                          value of any series of Banco Santander Senior
                                          Bonds or Loans.
              30,000,000 USD    4/10/06   Agreement with Morgan Guaranty Trust Company dated        78,540
                                          4/05/01 to pay 0.275% per year times the notional
                                          amount. The fund receives payment only upon a
                                          default event on the Banco Santander Senior Bonds
                                          or Loans. The payment the fund receives is equal
                                          to the notional amount times the difference
                                          between the par value and the then-market value of
                                          any series of Banco Santander Senior Bonds or
                                          Loans.
              10,000,000 USD    4/10/06   Agreement with Morgan Guaranty Trust Company dated        30,096
                                          4/04/01 to pay 0.26% per year times the notional
                                          amount. The fund receives payment only upon a
                                          default event on the Banco Santander Senior Bonds
                                          or Loans. The payment the fund receives is equal
                                          to the notional amount times the difference
                                          between the par value and the then-market value of
                                          any series of Banco Santander Bonds or Loans.

GMO EMERGING COUNTRY DEBT FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------

      SWAP AGREEMENTS -- CONTINUED

                                                                                              Net Unrealized
              Notional        Expiration                                                       Appreciation
               Amount            Date                        Description                      (Depreciation)
         -------------------  ----------  --------------------------------------------------  --------------
              25,000,000 USD    4/30/06   Agreement with Morgan Guaranty Trust Company dated   $   (44,147)
                                          4/25/01 to pay 0.27% per year times the notional
                                          amount. The fund receives payment only upon a
                                          default event on the Banco Bilbao Vizcaya Senior
                                          Bonds or Loans. The payment the fund receives is
                                          equal to the notional amount times the difference
                                          between the par value and the then-market value of
                                          Banco Bilbao Vizcaya Senior Bonds or Loans.
              15,000,000 USD    6/08/06   Agreement with Morgan Guaranty Trust Company dated       300,067
                                          6/05/01 to receive 2.95% per year times the
                                          notional amount. The fund makes payment only upon
                                          a default event in Mexico, the notional amount
                                          times the difference between the par value and the
                                          then-market value of United Mexican States, 8.375%
                                          due 1/14/11.
              20,000,000 USD    8/09/06   Agreement with JPMorgan Chase Bank dated 8/06/02         (73,770)
                                          to pay 0.420% per year times the notional amount.
                                          The fund receives payment only upon a default
                                          event on the Banco Bilbao Vizcaya Argentaria SA,
                                          5.0% due 6/24/08. The payment the fund receives is
                                          equal to the notional amount times the difference
                                          between the par value and the then-market value of
                                          Banco Bilbao Vizcaya Argentaria SA, 5.0% due
                                          6/24/08.

GMO EMERGING COUNTRY DEBT FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------

      SWAP AGREEMENTS -- CONTINUED

                                                                                              Net Unrealized
              Notional        Expiration                                                       Appreciation
               Amount            Date                        Description                      (Depreciation)
         -------------------  ----------  --------------------------------------------------  --------------
               5,000,000 USD    9/27/06   Agreement with Merrill Lynch International dated     $   (22,857)
                                          11/01/02 to receive 5.70% per year times the
                                          notional amount. The fund makes payment only upon
                                          a default event in the Dominican Republic, the
                                          notional amount times the difference between the
                                          par value and the then-market value of the
                                          Government of Dominican Republic, 9.50% due
                                          9/27/06.
              10,000,000 USD    2/18/07   Agreement with Morgan Guaranty Trust Company dated      (494,636)
                                          2/13/02 to pay 4.6% per year times the notional
                                          amount. The fund receives payment only upon a
                                          default event in Russia, the notional amount times
                                          the difference between the par value and the
                                          then-market value of Russia Eurobond, 5.0% due
                                          3/31/30.
              10,000,000 USD    2/26/07   Agreement with Salomon Brothers International           (160,406)
                                          Limited dated 2/21/02 to pay 2.15% per year times
                                          the notional amount. The fund receives payment
                                          only upon a default event in South Africa, the
                                          notional amount times the difference between the
                                          par value and the then-market value of the
                                          Republic of South Africa, 9.125% due 05/19/09.
              10,000,000 USD    6/27/07   Agreement with JPMorgan Chase Bank dated 06/24/02        (33,745)
                                          to pay 0.330% per year times the notional amount.
                                          The fund receives payment only upon a default
                                          event on the Banco Bilbao Vizcaya of Spain. The
                                          payment the fund receives is equal to the notional
                                          amount times the difference between the par value
                                          and the then-market value of Banco Bilbao Vizcaya
                                          of Spain.

GMO EMERGING COUNTRY DEBT FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------

      SWAP AGREEMENTS -- CONTINUED

                                                                                              Net Unrealized
              Notional        Expiration                                                       Appreciation
               Amount            Date                        Description                      (Depreciation)
         -------------------  ----------  --------------------------------------------------  --------------
              10,000,000 USD    7/02/07   Agreement with Citibank N.A. dated 6/27/02 to pay    $   (38,781)
                                          0.640% per year times the notional amount. The
                                          fund receives payment only upon a default event on
                                          the Bank of China bonds or loans. The payment the
                                          fund receives is equal to the notional amount
                                          times the difference between the par value and the
                                          then-market value of the Bank of China bonds or
                                          loans.
               3,000,000 USD    7/02/07   Agreement with Deutsche Bank AG dated 6/27/02 to         (11,950)
                                          pay 0.640% per year times the notional amount. The
                                          fund receives payment only upon a default event in
                                          China, the notional amount times the difference
                                          between the par value and the then-market value of
                                          the Bank of China, 8.25% due 03/15/14.
              15,000,000 USD    9/27/07   Agreement with JPMorgan Chase Bank dated 9/26/02         (24,746)
                                          to pay 0.330% per year times the notional amount.
                                          The fund receives payment only upon a default
                                          event on the HSBC Bank Plc, 3 month LIBOR + .05%,
                                          due 4/12/06. The payment the fund receives is
                                          equal to the notional amount times the difference
                                          between the par value and the then-market value of
                                          HSBC Bank Plc, 3 month LIBOR + .05%, due 4/12/06.

GMO EMERGING COUNTRY DEBT FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------

      SWAP AGREEMENTS -- CONTINUED

                                                                                              Net Unrealized
              Notional        Expiration                                                       Appreciation
               Amount            Date                        Description                      (Depreciation)
         -------------------  ----------  --------------------------------------------------  --------------
              10,000,000 USD   10/10/07   Agreement with JPMorgan Chase Bank dated 10/09/02    $  (186,360)
                                          to pay 0.70% per year times the notional amount.
                                          The fund receives payment only upon a default
                                          event on the Banco Bilbao Vizcaya Argentaria SA,
                                          5.0% due 6/24/08. The payment the fund receives is
                                          equal to the notional amount times the difference
                                          between the par value and the then-market value of
                                          Banco Bilbao Vizcaya Argentaria SA, 5.0% due
                                          6/24/08.
               8,000,000 USD   10/19/07   Agreement with Deutsche Bank AG dated 10/18/02 to        457,103
                                          pay 15.0% per year times the notional amount. The
                                          fund receives payment only upon a default event in
                                          Venezuela, the notional amount times the
                                          difference between the par value and the
                                          then-market value of the Republic of Venezuela,
                                          9.25% due 9/15/27.
               5,000,000 USD   10/22/07   Agreement with JPMorgan Chase Bank dated 10/21/02        (59,704)
                                          to pay 0.540% per year times the notional amount.
                                          The fund receives payment only upon a default
                                          event on the Banco Bilbao Vizcaya Argentaria SA,
                                          5.0% due 6/24/08. The payment the fund receives is
                                          equal to the notional amount times the difference
                                          between the par value and the then-market value of
                                          Banco Bilbao Vizcaya Argentaria SA, 5.0% due
                                          6/24/08.

GMO EMERGING COUNTRY DEBT FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------

      SWAP AGREEMENTS -- CONTINUED

                                                                                              Net Unrealized
              Notional        Expiration                                                       Appreciation
               Amount            Date                        Description                      (Depreciation)
         -------------------  ----------  --------------------------------------------------  --------------
               5,000,000 USD   10/23/07   Agreement with JPMorgan Chase Bank dated 10/22/02    $   (47,338)
                                          to pay 0.480% per year times the notional amount.
                                          The fund receives payment only upon a default
                                          event on the Banco Bilbao Vizcaya Argentaria SA,
                                          5.0% due 6/24/08. The payment the fund receives is
                                          equal to the notional amount times the difference
                                          between the par value and the then-market value of
                                          Banco Bilbao Vizcaya Argentaria SA, 5.0% due
                                          6/24/08.
               5,000,000 USD   10/30/07   Agreement with Deutsche Bank AG dated 10/29/02 to        (38,843)
                                          pay 0.440% per year times the notional amount. The
                                          fund receives payment only upon a default event on
                                          the Banco Bilbao Vizcaya Argentaria SA, 5.0% due
                                          6/24/08. The payment the fund receives is equal to
                                          the notional amount times the difference between
                                          the par value and the then-market value of Banco
                                          Bilbao Vizcaya Argentaria SA, 5.0%
                                          due 6/24/08.
              10,000,000 USD   11/25/07   Agreement with Deutsche Bank AG dated 11/22/02 to         (1,232)
                                          pay 1.150% per year times the notional amount. The
                                          fund receives payment only upon a default event on
                                          the Endesa SA of Spain, 4.375% due 6/18/09. The
                                          payment the fund receives is equal to the notional
                                          amount times the difference between the par value
                                          and the then-market value of Endesa SA of Spain,
                                          4.375%
                                          due 6/18/09.

GMO EMERGING COUNTRY DEBT FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------

      SWAP AGREEMENTS -- CONTINUED

                                                                                              Net Unrealized
              Notional        Expiration                                                       Appreciation
               Amount            Date                        Description                      (Depreciation)
         -------------------  ----------  --------------------------------------------------  --------------
              15,000,000 USD   11/27/07   Agreement with JPMorgan Chase Bank dated 11/26/02    $    26,553
                                          to pay 1.10% per year times the notional amount.
                                          The fund receives payment only upon a default
                                          event on the Endesa SA of Spain, 5.25% due
                                          2/22/06. The payment the fund receives is equal to
                                          the notional amount times the difference between
                                          the par value and the then-market value of Endesa
                                          SA of Spain, 5.25% due 2/22/06.
               5,000,000 USD    7/30/12   Agreement with JPMorgan Chase Bank dated 7/25/02         388,401
                                          to receive 3.05% per year times the notional
                                          amount. The fund makes payment only upon a default
                                          event in Chile, the notional amount times the
                                          difference between the par value and the
                                          tnen-market value of Republic of Chile, 7.125% due
                                          1/11/12.
              10,000,000 USD    8/12/12   Agreement with JPMorgan Chase Bank dated 8/07/02         863,760
                                          to receive 4.42% per year times the notional
                                          amount. The fund makes payment only upon a default
                                          event in Mexico, the notional amount times the
                                          difference between the par value and the
                                          then-market value of United Mexican States, 7.5%
                                          due 1/14/12.
              15,000,000 USD    9/19/12   Agreement with Bank of America N.A. dated 9/18/02      1,218,112
                                          to receive 4.07% per year times the notional
                                          amount. The fund makes payment only upon a default
                                          event in Mexico, the notional amount times the
                                          difference between the par value and the
                                          then-market value of United Mexican States,
                                          11.375% due 9/15/16.

GMO EMERGING COUNTRY DEBT FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------

      SWAP AGREEMENTS -- CONTINUED

                                                                                              Net Unrealized
              Notional        Expiration                                                       Appreciation
               Amount            Date                        Description                      (Depreciation)
         -------------------  ----------  --------------------------------------------------  --------------
              10,000,000 USD   10/03/12   Agreement with JPMorgan Chase Bank dated 10/02/02    $   830,871
                                          to receive 4.12% per year times the notional
                                          amount. The fund makes payment only upon a default
                                          event in Mexico, the notional amount times the
                                          difference between the par value and the
                                          then-market value of United Mexican States, 7.5%
                                          due 1/14/12.
              10,000,000 USD   10/04/12   Agreement with JPMorgan Chase Bank dated 10/03/02        821,881
                                          to receive 2.95% per year times the notional
                                          amount. The fund makes payment only upon a default
                                          event in Chile, the notional amount times the
                                          difference between the par value and the
                                          then-market value of Republic of Chile, 7.125% due
                                          1/11/12.
               5,000,000 USD   11/05/12   Agreement with Deutsche Bank AG dated 11/04/02 to       (895,351)
                                          receive 6.50% per year times the notional amount.
                                          The fund makes payment only upon a default event
                                          in Jamaica, the notional amount times the
                                          difference between the par value and the
                                          then-market value of the Government of Jamaica,
                                          11.625% due 1/15/22.
              10,000,000 USD    1/08/13   Agreement with Deutsche Bank AG dated 1/07/03 to        (212,865)
                                          receive 7.15% per year times the notional amount.
                                          The fund makes payment only upon a default event
                                          in Colombia, the notional amount times the
                                          difference between the par value and the
                                          then-market value of Republic of Colombia, 11.75%
                                          due 2/25/20.

GMO EMERGING COUNTRY DEBT FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------

      SWAP AGREEMENTS -- CONTINUED

                                                                                              Net Unrealized
              Notional        Expiration                                                       Appreciation
               Amount            Date                        Description                      (Depreciation)
         -------------------  ----------  --------------------------------------------------  --------------
              10,000,000 USD    1/09/13   Agreement with Deutsche Bank AG dated 1/08/03 to     $    86,756
                                          receive 8.25% per year times the notional amount.
                                          The fund makes payment only upon a default event
                                          in Turkey, the notional amount times the
                                          difference between the par value and the
                                          then-market value of Republic of Turkey, 11.875%
                                          due 1/15/30.
               7,000,000 USD    1/10/13   Agreement with JPMorgan Chase Bank dated 1/09/03         (28,657)
                                          to receive 7.50% per year times the notional
                                          amount. The fund makes payment only upon a default
                                          event in Colombia, the notional amount times the
                                          difference between the par value and the
                                          then-market value of Republic of Colombia, 10.0%
                                          due 1/23/12.
              10,000,000 USD    2/07/13   Agreement with JPMorgan Chase Bank dated 2/06/03         312,155
                                          to receive 8.30% per year times the notional
                                          amount. The fund makes payment only upon a default
                                          event in Colombia, the notional amount times the
                                          difference between the par value and the
                                          then-market value of Republic of Colombia, 11.75%
                                          due 2/25/20.
              15,000,000 USD    2/11/13   Agreement with JPMorgan Chase Bank dated 2/10/03           3,513
                                          to receive 3.05% per year times the notional
                                          amount. The fund makes payment only upon a default
                                          event in Mexico, the notional amount times the
                                          difference between the par value and the
                                          then-market value of United Mexican States, 11.5%
                                          due 5/15/26.

GMO EMERGING COUNTRY DEBT FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------

      SWAP AGREEMENTS -- CONTINUED

                                                                                              Net Unrealized
              Notional        Expiration                                                       Appreciation
               Amount            Date                        Description                      (Depreciation)
         -------------------  ----------  --------------------------------------------------  --------------
              10,000,000 USD   10/05/17   Agreement with JPMorgan Chase Bank dated 10/04/02    $   943,986
                                          to receive 4.20% per year times the notional
                                          amount. The fund makes payment only upon a default
                                          event in Mexico, the notional amount times the
                                          difference between the par value and the
                                          then-market value of United Mexican States, 11.5%
                                          due 5/15/26.

               INTEREST RATE SWAPS
           1,000,000,000 HKD    4/03/03   Agreement with Morgan Guaranty Trust Company dated      (693,704)
                                          3/30/00 to pay the notional amount multiplied by
                                          7.12% and to receive the notional amount
                                          multiplied by the 3 month Floating Rate Hong Kong
                                          HIBOR adjusted by a specified spread.
             129,500,000 USD    4/03/03   Agreement with Morgan Guaranty Trust Company dated       721,450
                                          3/30/00 to receive the notional amount multiplied
                                          by 7.23% and to pay the notional amount multiplied
                                          by the 3 month LIBOR adjusted by a specified
                                          spread.
           1,000,000,000 HKD    8/07/04   Agreement with Morgan Guaranty Trust Company dated    (5,359,291)
                                          8/03/01 to pay the notional amount multiplied by
                                          4.75% and to receive the notional amount
                                          multiplied by 3 month Floating Rate Hong Kong
                                          HIBOR adjusted by a specified spread.
             130,600,000 USD    8/07/04   Agreement with Morgan Guaranty Trust Company dated     6,105,324
                                          8/03/01 to receive the notional amount multiplied
                                          by 4.835% and to pay the notional amount
                                          multiplied by the 3 month LIBOR adjusted by a
                                          specified spread.

GMO EMERGING COUNTRY DEBT FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------

      SWAP AGREEMENTS -- CONTINUED

                                                                                              Net Unrealized
              Notional        Expiration                                                       Appreciation
               Amount            Date                        Description                      (Depreciation)
         -------------------  ----------  --------------------------------------------------  --------------
              15,000,000 EUR    2/22/07   Agreement with UBS AG dated 2/18/00 to pay the       $(1,665,994)
                                          notional amount multiplied by 5.76% and to receive
                                          the notional amount multiplied by the 6 month
                                          EURIBOR.
           7,000,000,000 JPY    1/16/08   Agreement with UBS AG dated 1/14/03 to pay the          (210,567)
                                          notional amount multiplied by 0.355% and to
                                          receive the notional amount multiplied by the 6
                                          month Japanese LIBOR adjusted by a specified
                                          spread.
         137,500,000,000 KRW    6/01/08   Agreement with Deutsche Bank AG dated 11/12/02 to       (867,245)
                                          pay the notional amount multiplied by 5.36% and to
                                          receive the notional amount multiplied by the 3
                                          month Korean CD rate.
           6,000,000,000 JPY   12/17/09   Agreement with Citibank N.A. dated 12/13/02 to pay      (387,955)
                                          the notional amount multiplied by 0.5475% and to
                                          receive the notional amount multiplied by the 6
                                          month Japanese LIBOR adjusted by a specified
                                          spread.
              26,000,000 USD    3/31/10   Agreement with UBS AG dated 3/29/00 to receive the     6,255,533
                                          notional amount multiplied by 7.406% and to pay
                                          the notional amount multiplied by the 3 month
                                          LIBOR adjusted by a specified spread.
              35,000,000 USD    9/13/10   Agreement with Bear Stearns Bank Plc dated 9/08/00     7,772,010
                                          to receive the notional amount multiplied by 7.01%
                                          and to pay the notional amount multiplied by the 3
                                          month LIBOR adjusted by a specified spread.

GMO EMERGING COUNTRY DEBT FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------

      SWAP AGREEMENTS -- CONTINUED

                                                                                              Net Unrealized
              Notional        Expiration                                                       Appreciation
               Amount            Date                        Description                      (Depreciation)
         -------------------  ----------  --------------------------------------------------  --------------
              20,000,000 USD    1/24/11   Agreement with UBS AG dated 1/22/01 to receive the   $ 3,265,006
                                          notional amount multiplied by 6.12% and to pay the
                                          notional amount multiplied by the 3 month LIBOR
                                          adjusted by a specified spread.
              30,000,000 USD    1/25/11   Agreement with Bear Stearns Bank Plc dated 1/23/01     5,078,545
                                          to receive the notional amount multiplied by
                                          6.201% and to pay the notional amount multiplied
                                          by the 3 month LIBOR adjusted by a specified
                                          spread.
              20,000,000 SGD    7/01/12   Agreement with Deutsche Bank AG dated 9/20/02 to      (1,234,693)
                                          pay the notional amount multiplied by 3.50% and to
                                          receive the notional amount multiplied by the 3
                                          month SOR adjusted by a specified spread.
              30,000,000 SGD    7/01/12   Agreement with Deutsche Bank AG dated 9/19/02 to      (1,850,347)
                                          pay the notional amount multiplied by 3.50% and to
                                          receive the notional amount multiplied by the 3
                                          month SOR adjusted by a specified spread.
              50,000,000 SGD    7/01/12   Agreement with Deutsche Bank AG dated 9/19/02 to      (3,043,796)
                                          pay the notional amount multiplied by 3.50% and to
                                          receive the notional amount multiplied by the 3
                                          month SOR adjusted by a specified spread.
                                                                                               -----------
                                                                                               $15,863,163
                                                                                               ===========

      See Notes to the Schedule of Investments for definitions of currency abbreviations.

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE TRUSTEES OF GMO TRUST AND THE SHAREHOLDERS OF
GMO EMERGING COUNTRY DEBT FUND

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Emerging Country Debt Fund (the "Fund") (a series of GMO Trust) at February 28, 2003, and the results of its operations, the changes in its net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 15, 2003

TRUSTEES AND OFFICERS (UNAUDITED)
The following tables list the Trust's Trustees and officers; their address and age; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information includes additional information about the Trust's trustees and is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

INDEPENDENT TRUSTEES:

                                                                                                   Number of
                                                                                                 Portfolios in
                                                        Term of              Principal               Fund
                                                     Office(1) and         Occupation(s)            Complex           Other
              Name, Address,         Position(s)       Length of            During Past            Overseen       Directorships
                 and Age           Held with Fund     Time Served           Five Years            by Trustee     Held by Trustee
         ------------------------  ---------------  ---------------  -------------------------  ---------------  ---------------
         Jay O. Light              Trustee of the   Since May 1996   Professor of Business            39              *(2)
         c/o GMO Trust             Trust                             Administration and Senior
         40 Rowes Wharf                                              Associate Dean, Harvard
         Boston, MA 02110                                            University.
         Age: 61

         Donald W. Glazer, Esq.    Trustee of the   Since December   Advisory Counsel, Goodwin        39              None
         c/o GMO Trust             Trust            2000             Procter LLP; Secretary
         40 Rowes Wharf                                              and Consultant,
         Boston, MA 02110                                            Provant, Inc. (provider
         Age: 58                                                     of performance
                                                                     improvement training
                                                                     services and products)
                                                                     (1998 - present);
                                                                     Consultant -- Business
                                                                     and Law.

 1 Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.
 2 Mr. Light is a director of Harvard Management Company, Inc. and Security Capital European Realty. Neither of these companies has a class of securities registered pursuant to Section 12 of the Securities Exchange Act or subject to the requirements of Section 15(d) of the Act and neither of these companies is a registered investment company.

INTERESTED TRUSTEES:

                                                                                                 Number of
                                                                                               Portfolios in
                                                       Term of             Principal               Fund
                                                    Office(1) and        Occupation(s)            Complex           Other
              Name, Address,         Position(s)      Length of           During Past            Overseen       Directorships
                 and Age           Held with Fund    Time Served          Five Years            by Trustee     Held by Trustee
         ------------------------  ---------------  -------------  -------------------------  ---------------  ---------------
         R. Jeremy Grantham(3)     Chairman of the  Since          Member, Grantham, Mayo,          39              None
         c/o GMO Trust             Board of         September      Van Otterloo & Co. LLC.
         40 Rowes Wharf            Trustees of the  1985.
         Boston, MA 02110          Trust            President
         Age: 64                                    from February
                                                    2002 -
                                                    October 2002.

 1 Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.
 3 Trustee is deemed to be an "interested person" of the Trust and Grantham, Mayo, Van Otterloo & Co. LLC, as defined by the 1940 Act.

PRINCIPAL OFFICERS:

                                                                          Term of Office(4)            Principal Occupation(s)
              Name, Address,                 Position(s)                    and Length of                    During Past
                  and Age                   Held with Fund                   Time Served                      Five Years
         -------------------------  ------------------------------  ------------------------------  ------------------------------

         Scott Eston                President and Chief Executive   President and Chief Executive   Chief Financial Officer
         c/o GMO Trust              Officer of the Trust            Officer since October 2002;     (1997 - present), Chief
         40 Rowes Wharf                                             Vice President from August      Operating Officer (2000 -
         Boston, MA 02110                                           1998 - October 2002.            present) and Member, Grantham,
         Age: 47                                                                                    Mayo, Van Otterloo & Co. LLC.

         Susan Randall Harbert      Chief Financial Officer and     Chief Financial Officer Since   Member, Grantham, Mayo, Van
         c/o GMO Trust              Treasurer of the Trust          February 2000; Treasurer since  Otterloo & Co. LLC.
         40 Rowes Wharf                                             February 1998.
         Boston, MA 02110
         Age: 45

         Brent Arvidson             Assistant Treasurer of the      Since September 1998.           Senior Fund Administrator,
         c/o GMO Trust              Trust                                                           Grantham, Mayo, Van
         40 Rowes Wharf                                                                             Otterloo & Co. LLC.
         Boston, MA 02110
         Age: 33

         William R. Royer, Esq.     Vice President and Clerk of     Vice President since February   General Counsel, Anti- Money
         c/o GMO Trust              the Trust                       1997; Clerk since March 2001;   Laundering Reporting Officer
         40 Rowes Wharf                                             May 1999 - August 1999.         (July 2002 - February 2003)
         Boston, MA 02110                                                                           and Member, Grantham, Mayo,
         Age: 37                                                                                    Van Otterloo & Co. LLC.

         Elaine M. Hartnett, Esq.   Vice President and Secretary    Vice President since August     Associate General Counsel,
         c/o GMO Trust              of the Trust                    1999; Secretary since March     Grantham, Mayo, Van
         40 Rowes Wharf                                             2001.                           Otterloo & Co. LLC (June
         Boston, MA 02110                                                                           1999 - present); Associate/
         Age: 58                                                                                    Junior Partner, Hale and Dorr
                                                                                                    LLP (1991 - 1999).

         Julie Perniola             Vice President and Anti- Money  Since February 2003.            Anti-Money Laundering
         c/o GMO Trust              Laundering Compliance Officer                                   Reporting Officer (February
         40 Rowes Wharf                                                                             2003 - present) and Compliance
         Boston, MA 02110                                                                           Officer, Grantham, Mayo, Van
         Age: 32                                                                                    Otterloo & Co. LLC.

 4 Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

GMO EMERGING COUNTRIES FUND
(FORMERLY GMO EVOLVING COUNTRIES FUND)
(A SERIES OF GMO TRUST)
ANNUAL REPORT
FEBRUARY 28, 2003

GMO EMERGING COUNTRIES FUND
(A SERIES OF GMO TRUST)
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT

Day-to-day management of the Fund's portfolio is the responsibility of the Emerging Markets Quantitative Division at Grantham, Mayo, Van Otterloo & Co. LLC.

MANAGEMENT DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

The Class III shares of the GMO Emerging Countries Fund returned -10.2% for the fiscal year ended February 28, 2003. The Fund's benchmark, the S&P/IFC Investable Composite, returned -11.6% during the same period.

We normally expect to obtain approximately 70% of our value added from country selection and the rest from stock selection. During the fiscal year we were on target with 1.0% added value coming from country selection and 0.5% coming from security selection.

Like the previous three years, our largest overweight for 2002 came in the TIP (Thailand, Indonesia, Philippines) region. While Philippines disappointed this year (falling over 30%), Thailand and Indonesia were two of the top performing markets on the back of strengthening economies and political reforms. Both markets were approximately flat over the past 12 months, outperforming the global emerging markets by 12%. Our overweight of this region added 1.25% to performance.

The biggest driver outside of Asia was the weakening U.S. dollar (on the back of economic uncertainty and the looming war in Iraq). A weak dollar meant a strong euro, strong gold price, and strong commodity prices in general. South Africa and Russia (up 34% and 35%, respectively) were the biggest beneficiaries of this move because of their high concentration in mining and oil. Our 5.2% underweight of South Africa cost the Fund 2.4%. This was partially balanced by the 4% overweight in Russia, which added 1.6%.

Eastern Europe, with Czech Republic, Poland, and Hungary set to enter the Eurozone in 2004, also benefited from the weak dollar. We are overweight the Czech Republic and Poland, and building weight in all three markets. Our combined 3% bet on the region added 1.5% to performance.

Mexico found itself on the other side of the dollar trade. Having risen in sympathy with the strong dollar in the late 1990s, the Mexican peso fell rapidly even against the already weak dollar over the past 12 months. We have been underweight this market for 3 years on the back of an overvalued market and currency. Our 7.7% underweight added 1.1% to performance.

Value stocks strung together their third straight year of strong returns. The cheapest third of stocks outperformed by 4%, while their expensive counterparts lagged by over 8%. Our bet on these two groups added over 1% to performance.

GMO EMERGING COUNTRIES FUND
(A SERIES OF GMO TRUST)
--------------------------------------------------------------------------------

OUTLOOK

For the second year, emerging equities significantly outperformed their global counterparts in a difficult environment. The S&P 500 and MSCI EAFE fell 22.7% and 17.5%, respectively, over the year ended February 28, 2003, further supporting the case for emerging markets as a diversifying asset class.

Nevertheless, there is even more hope for the future. A couple of secular trends fuel this optimism. First there is a realization among emerging market policymakers that they need to reduce their dependence on export-led growth and boost their domestic economy. This has led to low interest rates, driving up consumption in most of our investable markets. Second, as western economies struggle to recover from the overhang of the bubble, cost control through outsourcing has become a mainstream strategy. Production and services are being moved aggressively to lower-cost destinations, primarily in emerging markets.

As always, short-term (absolute) performance of the asset class will likely be driven by global equity moves, global growth, and any developments in the conflict with Iraq. But, trading at 10 times price to earnings, with strong growth prospects, emerging markets have a safety net that the rest of global equities do not. We expect the asset class to continue to outperform global equities.

THE VIEWS EXPRESSED HEREIN ARE EXCLUSIVELY THOSE OF GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC MANAGEMENT AS OF THE DATE OF THIS REPORT AND ARE SUBJECT TO CHANGE. THEY ARE NOT MEANT AS INVESTMENT ADVICE.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
GMO EMERGING COUNTRIES FUND CLASS III SHARES
AND THE S&P/IFC INVESTABLE COMPOSITE INDEX
AS OF FEBRUARY 28, 2003
                                                          GMO Emerging Countries Fund  S&P/IFC Investable Composite Index
8/29/97                                                                       $10,000                             $10,000
9/30/97                                                                       $10,060                             $10,327
12/31/97                                                                       $8,130                              $8,333
3/31/98                                                                        $8,970                              $8,918
6/30/98                                                                        $6,380                              $7,025
9/30/98                                                                        $4,975                              $5,500
12/31/98                                                                       $6,176                              $6,497
3/31/99                                                                        $6,648                              $7,207
6/30/99                                                                       $10,690                              $8,919
9/30/99                                                                        $9,346                              $8,640
12/31/99                                                                      $12,025                             $10,860
3/31/2000                                                                     $12,117                             $11,006
6/30/2000                                                                     $10,567                              $9,879
9/30/2000                                                                      $9,612                              $8,596
12/31/2000                                                                     $8,596                              $7,411
3/31/2001                                                                      $8,314                              $7,050
6/30/2001                                                                      $9,005                              $7,561
9/30/2001                                                                      $7,341                              $5,869
12/31/2001                                                                     $9,115                              $7,542
3/31/2002                                                                     $11,143                              $8,517
6/30/2002                                                                     $10,287                              $7,845
9/30/2002                                                                      $8,493                              $6,617
12/31/2002                                                                     $9,104                              $7,246
2/28/2003                                                                      $9,158                              $7,037

AVERAGE ANNUAL TOTAL RETURN
                                                  Since
                              1 Year  5 Year  Inception
                                                8/29/97
Class III                    -10.15%   1.24%     -1.59%
                                               7/9/2002
Class M                          n/a     n/a    -13.60%

Performance shown is net of all fees after reimbursement from the manager. Returns and net asset values of fund investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. Past performance is not indicative of future performance. Information is unaudited.

GMO EMERGING COUNTRIES FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2003

   SHARES      DESCRIPTION                                               VALUE ($)
-----------------------------------------------------------------------------------
               COMMON STOCKS -- 88.6%
               ARGENTINA -- 2.4%
       30,500  BBVA Banco Frances SA ADR*                                   145,790
       18,000  Grupo Financiero Galicia SA ADR*                              45,720
       21,900  IRSA Inversiones y Representaciones SA GDR*                  166,221
       75,800  Perez Companc SA ADR*                                        552,582
      126,000  Telecom Argentina SA ADR*                                    506,520
       30,893  Tenaris SA ADR*                                              691,694
                                                                        -----------
                                                                          2,108,527
                                                                        -----------
               BRAZIL -- 3.4%
  162,360,000  Banco do Brasil SA                                           436,721
    4,524,000  Cia Saneamento Basico SAO PA                                  97,464
   47,440,000  Companhia Siderurgica Nacional SA                            824,119
   52,722,000  Electrobras                                                  248,173
       15,000  Petroleo Brasileiro SA (Petrobras)                           200,939
       26,500  Petroleo Brasileiro SA (Petrobras) ADR                       354,305
       69,923  Souza Cruz (Registered)                                      390,464
   13,070,000  Tele Norte Leste Participacoes SA                             62,256
        6,700  Unibanco SA GDR                                               76,045
       12,648  Vale Do Rio Doce                                             368,560
                                                                        -----------
                                                                          3,059,046
                                                                        -----------
               CHINA -- 9.4%
      227,000  Bengang Steel Plates Co Ltd Class B                           91,975
    2,482,000  Brilliance China Automotive Holdings Ltd                     579,200
      432,000  China Everbright Ltd                                         130,169
      191,950  China International Marine Containers Co Ltd Class B         210,677
      528,000  China Mobile Ltd*                                          1,137,362
        9,600  China Mobile Ltd ADR*                                        105,024
    2,388,000  China Petroleum & Chemical Corp Class H                      450,098
      101,000  China Resources Enterprise Ltd                                90,651
      468,000  China Unicom*                                                283,533
       34,000  China Unicom ADR*                                            209,780
      463,000  Chongqing Changan Automobile Co Ltd Class B                  234,495
      336,000  CNOOC Ltd                                                    471,747
        7,500  CNOOC Ltd ADR                                                209,025
      392,000  Cosco Pacific Ltd                                            354,349
      155,000  CSG Technology Holding Co Ltd Class B                         78,701
    1,704,000  Denway Motors Ltd                                            655,460

              See accompanying notes to the financial statements.              1

GMO EMERGING COUNTRIES FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2003

   SHARES      DESCRIPTION                                               VALUE ($)
-----------------------------------------------------------------------------------
               CHINA -- CONTINUED
    3,938,000  Guangdong Investments Ltd*                                   595,817
        3,600  Huaneng Power International Inc ADR                          130,536
       88,000  Huaneng Power International Inc Class H                       78,419
    1,074,000  Maanshan Iron & Steel Co Ltd Class H                          95,019
    5,064,000  PetroChina Co Ltd Class H                                  1,058,368
      514,000  Shandong International Power Development Co Ltd Class H      116,652
      344,976  Shenzhen SEG Co Ltd Class B*                                 149,507
    1,980,000  Stone Electronic Technology Ltd*                             114,244
      924,000  TCL International Holdings Ltd                               239,912
      326,000  Tsingtao Brewing Co Ltd Class H                              195,414
      254,000  Yanzhou Coal Mining Co Ltd Class H                           109,102
      367,000  Zhejiang Southeast Electric Power Co Class B                 226,806
                                                                        -----------
                                                                          8,402,042
                                                                        -----------
               CZECH REPUBLIC -- 3.2%
       57,355  Ceski Telecom AS*                                            525,441
      233,779  CEZ AS                                                       729,764
       17,125  Komercni Banka AS                                          1,228,938
          617  Philip Morris CR AS                                          230,704
      120,600  Unipetrol*                                                   164,908
                                                                        -----------
                                                                          2,879,755
                                                                        -----------
               EGYPT -- 0.5%
       12,448  Commercial International Bank                                 78,149
        6,900  Eastern Tobacco Co                                            68,072
       23,500  Export Development Bank of Egypt                              55,936
       39,759  MobiNil-Egyptian Mobile Services Co                          263,729
                                                                        -----------
                                                                            465,886
                                                                        -----------
               HUNGARY -- 0.7%
          700  Delmagyarorszagi Aramszol                                     37,465
          600  Gedeon Richter Rt                                             36,758
        5,400  Magyar Tavkozlesi Rt (Matav) ADR                              87,966
        4,600  MOL Magyar Olaj es Gazipari Rt (New Shares)                   99,193
       31,700  OTP Bank Rt                                                  309,043
       13,000  Pannonplast Rt                                                85,680
                                                                        -----------
                                                                            656,105
                                                                        -----------

              See accompanying notes to the financial statements.
2

GMO EMERGING COUNTRIES FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2003

   SHARES      DESCRIPTION                                               VALUE ($)
-----------------------------------------------------------------------------------
               INDIA -- 4.4%
       22,700  Hindalco Industries Ltd GDR 144A                             274,670
       20,600  ICICI Banking Ltd ADR*                                       146,466
        6,200  ITC Ltd GDR                                                   84,630
       52,400  Mahindra & Mahindra Ltd GDR                                  120,520
       53,620  Ranbaxy Laboratories Ltd GDR                                 772,128
       38,700  Reliance Industries Ltd GDR 144A                             481,815
       71,900  Satyam Computer Services Ltd ADR                             756,388
       77,600  State Bank of India GDR                                    1,101,920
        7,075  Wipro Ltd ADR                                                214,938
                                                                        -----------
                                                                          3,953,475
                                                                        -----------
               INDONESIA -- 4.2%
    3,946,700  Bank Central Asia Tbk                                      1,099,576
    5,312,000  Gajah Tunggal Tbk*                                           125,572
    1,694,500  HM Sampoerna Tbk                                             562,703
    4,766,000  PT Matahari Putra Prima Tbk                                  209,235
      682,000  Ramayana Lestari Sentosa                                     168,897
    3,930,112  Telekomunikasi IndonesiaTbk PT Class B                     1,581,601
                                                                        -----------
                                                                          3,747,584
                                                                        -----------
               MALAYSIA -- 0.3%
       22,000  Berjaya Sports Toto                                           18,642
        3,000  British American Tobacco Berhad                               28,816
       18,000  IJM Corp Berhad Class A                                       22,358
       23,000  Malakoff Berhad                                               24,453
       42,000  Maxis Communications Berhad*                                  59,684
       12,000  Perusahaan Otomobil Nasional                                  25,263
      148,000  Renong Berhad*                                                18,111
       12,000  Resorts World Berhad                                          29,842
       13,000  Telekom Malaysia Berhad                                       26,513
       14,000  Tenaga Nasional Berhad                                        34,632
                                                                        -----------
                                                                            288,314
                                                                        -----------
               MEXICO -- 0.4%
       14,000  Apasco SA de CV                                               77,084
       26,000  Carso Global Telecom Class A*                                 26,469
       16,000  Grupo Financiero Inbursa SA de CV*                            11,796
       15,000  Grupo Mexico SA Class B*                                      17,417
       20,000  Grupo Modelo SA de CV Class C                                 41,302

              See accompanying notes to the financial statements.              3

GMO EMERGING COUNTRIES FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2003

   SHARES      DESCRIPTION                                               VALUE ($)
-----------------------------------------------------------------------------------
               MEXICO -- CONTINUED
       30,000  Grupo Sanborns SA Class B*                                    30,161
        6,300  Organizacion Soriana SA de CV Class B*                        10,020
      111,000  Savia SA Class A*                                             42,225
        2,900  Telefonos de Mexico Class L ADR                               84,303
                                                                        -----------
                                                                            340,777
                                                                        -----------
               PERU -- 0.1%
        1,900  Cia de Minas Buenaventura SA ADR                              47,880
                                                                        -----------
               PHILIPPINES -- 3.2%
    1,746,140  Aboitiz Equity Ventures Inc*                                  73,016
   14,863,900  Ayala Land Inc                                             1,267,623
      166,000  Bank of the Philippine Islands                                97,423
      246,400  Equitable Banking Corp*                                      103,938
      640,570  First Philippine Holdings*                                    96,335
       16,612  Globe Telecom Inc*                                           159,950
      603,902  La Tondena Distillers Inc                                    354,422
       78,200  Philippine Long Distance Telephone*                          419,505
       87,600  San Miguel Corp Class B                                      107,642
    2,272,000  SM Prime Holdings                                            220,845
                                                                        -----------
                                                                          2,900,699
                                                                        -----------
               POLAND -- 5.1%
      268,700  Bank Millennium SA*                                          182,656
       18,000  Bank Pekao SA*                                               405,719
       40,300  BRE Bank SA                                                  700,323
        1,200  Browary Zywiec SA*                                           103,960
        7,600  Debica SA                                                    111,483
       13,300  Grupa Kety SA                                                193,736
      191,300  KGHM Polska Miedz SA*                                        611,096
       67,800  Optimus SA*                                                  116,955
       47,659  Orbis SA                                                     214,359
      116,500  Polski Koncern Naftowy Orlen                                 510,593
      457,700  Telekomunikacja Polska SA*                                 1,362,672
        8,300  Telekomunikacja Polska SA GDR 144A*                           24,568
                                                                        -----------
                                                                          4,538,120
                                                                        -----------
               RUSSIA -- 6.1%
       40,000  AO Mosenergo ADR                                             166,000

4             See accompanying notes to the financial statements.

GMO EMERGING COUNTRIES FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2003

   SHARES      DESCRIPTION                                               VALUE ($)
-----------------------------------------------------------------------------------
               RUSSIA -- CONTINUED
        5,600  Golden Telecom Inc*                                           74,480
       21,200  JSC Mining & Smelting Co ADR*                                527,350
        1,500  Lukoil ADR 144A                                               89,625
       14,125  Lukoil Holding Co ADR                                        843,969
        1,900  Mobile Telesystems ADR*                                       81,244
       15,800  Rostelecom ADR                                               130,350
          600  Sberbank RF                                                  127,020
        5,550  Surgutneftegaz ADR                                            88,800
       29,700  Tatneft ADR                                                  498,960
       17,270  Yukos Corp ADR                                             2,836,597
                                                                        -----------
                                                                          5,464,395
                                                                        -----------
               SOUTH AFRICA -- 8.4%
      147,000  ABSA Group Ltd                                               608,771
       64,000  AECI Ltd                                                     203,147
       18,000  Amalgamated Beverage Industries Ltd                          108,244
        8,861  Edgars Consolidated Stores Ltd                                59,329
       62,000  Gencor Ltd                                                   320,951
        2,000  Impala Platinum Holdings Ltd                                 121,561
      508,000  Iscor Ltd                                                  1,118,027
       87,000  Murray & Roberts Holdings Ltd                                131,065
       72,000  Naspers Ltd                                                  204,436
      109,956  Nedcor Ltd                                                 1,308,821
       97,000  Pick'n Pay Stores Ltd                                        149,738
       10,700  Pretoria Portland Cement Co Ltd                              118,077
      142,000  Remgro Ltd                                                 1,029,993
      391,000  Sanlam Ltd                                                   344,211
       50,000  Sasol Ltd                                                    588,647
       20,000  Tiger Brands Ltd                                             156,973
      128,000  Venfin Ltd*                                                  259,488
    1,073,000  Woolworths Holdings Ltd                                      685,168
                                                                        -----------
                                                                          7,516,647
                                                                        -----------
               SOUTH KOREA -- 12.9%
        1,200  Amorepacific Corp                                             91,484
      138,000  Chohung Bank*                                                424,873
       22,800  Dongbu Steel                                                  51,382
       85,300  Hanjin Heavy Industry                                        202,593
        3,100  Kangwon Land Inc                                             333,724

              See accompanying notes to the financial statements.              5

GMO EMERGING COUNTRIES FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2003

   SHARES      DESCRIPTION                                               VALUE ($)
-----------------------------------------------------------------------------------
               SOUTH KOREA -- CONTINUED
        8,900  KIA Motors Corp                                               56,294
        4,200  Kookmin Credit Card Co Ltd*                                   62,631
       66,700  Korea Electric Power Corp                                  1,003,029
       28,000  Korea Electric Power Corp ADR                                231,000
      109,900  Korea Exchange Bank*                                         331,454
        8,800  Korea Gas Corp                                               184,309
       12,300  Korean Air Lines                                             139,111
       11,600  KT Corp                                                      424,195
        7,000  KT Freetel*                                                  143,677
       46,300  KT&G Corp                                                    649,709
       14,500  KT&G Corp GDR 144A                                           101,500
       68,500  Kumho Industrial Co Ltd*                                     123,095
       16,600  LG Chemicals Ltd                                             514,556
       27,300  LG Electronics Inc                                           921,702
       21,100  LG Engineering & Construction Ltd                            249,244
        6,100  LG Household & Health Care Ltd                               130,315
       53,200  LG Investment & Securities Co Ltd                            561,572
       30,500  LG Telecom Co Ltd*                                           102,974
        4,990  POSCO                                                        461,940
       10,924  Samsung Electronics                                        2,557,917
        1,614  Samsung Electronics GDR 144A (Non Voting)                     91,998
        1,400  Samsung Fire & Marine Insurance                               66,854
       53,500  Samsung Techwin Co Ltd*                                      255,925
        4,600  Seoul City Gas Co Ltd                                         68,982
       52,036  SK Corp                                                      549,285
       15,708  SK Global*                                                   103,961
       43,900  Ssangyong Motor*                                             209,634
       15,500  Taegu Department Store Co                                    113,752
       26,700  The Will-bes & Co Ltd*                                        70,349
                                                                        -----------
                                                                         11,585,020
                                                                        -----------
               TAIWAN -- 11.7%
      100,000  Ambit Microsystems Corp                                      307,914
      733,750  Asustek Computer Inc                                       1,245,791
      489,000  Cheng Loong Corp*                                            147,052
    1,214,000  China Bills Finance Corp*                                    310,924
    3,251,779  China Development Financial Holding Corp*                  1,225,851
    1,141,000  China Steel Corp                                             709,226
    1,190,000  Chinatrust Financial Holding Co*                             955,424
      473,000  Compal Electronics Inc                                       455,986

6             See accompanying notes to the financial statements.

GMO EMERGING COUNTRIES FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2003

   SHARES      DESCRIPTION                                               VALUE ($)
-----------------------------------------------------------------------------------
               TAIWAN -- CONTINUED
      360,950  First Financial Holding Co Ltd*                              225,399
      172,000  Fubon Financial Holding Co Ltd                               135,125
      566,580  Hsinchu International Bank*                                  229,078
    1,607,700  Inventec Co Ltd                                              925,295
    1,298,000  Mosel Vitelic Inc*                                           190,498
      509,480  Nan Ya Plastic Corp                                          504,349
    2,461,000  Ritek Corp                                                 1,161,450
      329,000  Synnex Technology International Corp                         460,127
      876,000  Taiwan Cement Corp*                                          308,806
    1,479,000  Taiwan Pulp & Paper Corp*                                    287,288
       66,000  Taiwan Styrene Monomer Corp*                                  56,788
      458,000  Walsin Lihwa Corp*                                           135,094
      711,960  Yageo Corp*                                                  194,637
      355,000  Yieh Loong Co Ltd*                                           144,554
      103,000  Yulon Motor Co                                               121,822
                                                                        -----------
                                                                         10,438,478
                                                                        -----------
               THAILAND -- 6.4%
      408,000  Advanced Info Service Pcl (Foreign Registered)               371,908
      124,300  Electricity Generating Pcl NVDR                              114,756
    1,322,000  Land & House Pcl (Foreign Registered)                        239,465
    3,014,000  Land & House Pcl NVDR                                        524,817
    1,957,000  National Finance Pcl NVDR*                                   599,198
      281,240  PTT Exploration & Production Pcl (Foreign
                 Registered)(a)                                             847,960
      100,000  PTT Pcl (Foreign Registered)(a)                              102,255
      398,000  Quality House Co Ltd (Foreign Registered)*(a)                 57,209
      227,000  Saha Union Pcl (Foreign Registered)(a)                        95,501
      799,000  Sahaviriya Steel Industry (Foreign Registered)*(a)           164,338
      214,000  Shin Satellite (Foreign Registered)*(a)                       53,019
        7,000  Siam Cement Pcl (Foreign Registered)                         210,401
       38,800  Siam Cement Pcl NVDR                                       1,117,251
      261,850  Siam Commercial Bank Pcl (Foreign Registered)*               198,904
      273,000  Thai Airways International (Foreign Registered)(a)           188,232
      670,200  Thai Farmers Bank NVDR*                                      450,351
    1,198,200  Thai Petrochemical (Foreign Registered)*                      90,177
      345,200  Thai Union Frozen Products Pcl (Foreign Registered)          148,456
      214,000  TPI Polene Co (Foreign Registered)*(a)                        85,030
      304,000  Vinythai Pcl (Foreign Registered)*(a)                         65,724
                                                                        -----------
                                                                          5,724,952
                                                                        -----------

              See accompanying notes to the financial statements.

GMO EMERGING COUNTRIES FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2003

   SHARES      DESCRIPTION                                               VALUE ($)
-----------------------------------------------------------------------------------
               TURKEY -- 5.8%
  174,619,179  Akbank TAS*                                                  667,195
   27,544,000  Aksa Akrilik Kimya Sanayii                                   267,417
   42,800,000  Aksigorta AS                                                 150,128
    7,657,000  Anadolu Isuzu Otomotiv Sanay*                                 50,359
   36,991,000  Arcelik AS                                                   335,966
    2,315,000  Brisa Bridgestone Sabanci                                     65,977
   41,422,000  Carsi Buyuk Magazacilik AS*                                   45,405
   13,861,000  Enka Insaat ve Sanayi AS*                                    390,695
   63,081,000  Eregli Demir ve Celik Fabrikalari TAS*                       691,461
  412,462,000  Finansbank*                                                  248,020
   50,511,000  Global Menkul Degerler AS*                                    34,802
  198,000,000  Is Gayrimenkul Yatirim Ortakligi AS*                         109,139
   35,491,000  Milliyet Gazetecilik AS*                                      53,909
   44,700,000  Turk Hava Yollari*                                           181,992
   70,699,000  Turkcell Iletisim Hizmet AS*                                 476,050
1,017,417,250  Turkiye Garanti Bankasi*                                   1,433,880
                                                                        -----------
                                                                          5,202,395
                                                                        -----------
               VENEZUELA -- 0.0%
        4,100  Compania Anonima Nacional Telefonos de Venezuela
                 (CANTV) ADR                                                 41,533
                                                                        -----------

               TOTAL COMMON STOCKS (COST $79,251,999)                    79,361,630
                                                                        -----------
               PREFERRED STOCKS -- 5.5%
               BRAZIL -- 2.8%
    3,556,000  Bco Itau SA (Registered)                                     156,428
   68,970,000  Bombril SA 3.53%                                             106,286
   22,505,600  Brasil Telecom Participacoes SA 2.19%                        110,920
      927,000  Companhia de Tecidos do Norte de Minas - Coteminas            56,363
       15,850  Companhia Vale do Rio Doce Class A                           435,220
       15,500  Empresa Brasileira de Aeronautica SA ADR                     159,805
    7,044,500  Gerdau SA                                                     65,589
      717,154  Investimentos Itau SA                                        365,710
       20,100  Perdigao SA                                                   55,192
       53,334  Petroleo Brasileiro SA (Petrobras) 3.01%                     637,946
      178,000  Sadia SA                                                      61,345
   11,442,000  Siderurgica de Tubarao 3.50%                                 150,359

8             See accompanying notes to the financial statements.

GMO EMERGING COUNTRIES FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2003

   SHARES      DESCRIPTION                                               VALUE ($)
-----------------------------------------------------------------------------------
               BRAZIL -- CONTINUED
  123,221,000  Tele Centro Oeste Celular SA 6.78%                           148,459
                                                                        -----------
                                                                          2,509,622
                                                                        -----------
               RUSSIA -- 0.2%
          225  Transneft                                                     80,100
      610,200  Unified Energy System*                                        72,614
                                                                        -----------
                                                                            152,714
                                                                        -----------
               SOUTH KOREA -- 2.5%
       33,000  Dongbu Steel 11.70%                                           57,090
       13,000  LG Chem Ltd                                                  185,146
       17,300  Samsung Electronics (Non Voting) 4.08%                     1,942,110
        3,000  Samsung SDI Co Ltd 3.63%                                      95,003
                                                                        -----------
                                                                          2,279,349
                                                                        -----------

               TOTAL PREFERRED STOCKS (COST $5,338,118)                   4,941,685
                                                                        -----------
               RIGHTS AND WARRANTS -- 0.3%
               THAILAND -- 0.3%
      132,750  Adkinson Securities Warrants, Expires 6/14/03*                    --
      132,750  Adkinson Securities Warrants, Expires 6/14/05*                    --
    2,665,000  Land & House Warrants, Expires 9/02/08 (Foreign
                 Registered)*                                               307,703
      116,526  Telecomasia Corp Pcl Warrants, Expires 4/03/08*                   --
                                                                        -----------
                                                                            307,703
                                                                        -----------

               TOTAL RIGHTS AND WARRANTS (COST $28,025)                     307,703
                                                                        -----------

              See accompanying notes to the financial statements.

GMO EMERGING COUNTRIES FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2003

PAR VALUE ($)  DESCRIPTION                                               VALUE ($)
-----------------------------------------------------------------------------------
               SHORT-TERM INVESTMENTS -- 4.5%
               CASH EQUIVALENTS -- 4.5%
$   4,000,000  Dresdner GC Time Deposit, 1.31%, due 3/03/03               4,000,000
                                                                        -----------

               TOTAL SHORT-TERM INVESTMENTS (COST $4,000,000)             4,000,000
                                                                        -----------
               TOTAL INVESTMENTS -- 98.9%
               (Cost $88,618,142)                                        88,611,018

               Other Assets and Liabilities (net) -- 1.1%                 1,009,837
                                                                        -----------
               TOTAL NET ASSETS -- 100.0%                               $89,620,855
                                                                        ===========

               NOTES TO SCHEDULE OF INVESTMENTS:

144A - Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

ADR - American Depositary Receipt

GDR - Global Depository Receipt

NVDR - Non-Voting Depository Receipt

 *    Non-income producing security.

 (a) Security valued at fair value using methods determined in good faith by or at the direction of the Trustees (Note 1).

10            See accompanying notes to the financial statements.

GMO EMERGING COUNTRIES FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- INDUSTRY SECTOR SUMMARY
(SHOWING PERCENTAGE OF EQUITY INVESTMENTS)
FEBRUARY 28, 2003 (UNAUDITED)

At February 28, 2003, industry sector diversification of the Fund's equity investments was as follows:

INDUSTRY SECTOR
--------------------------------------------------------------------
Financials                                                     22.5%
Materials                                                      14.8
Energy                                                         13.8
Information Technology                                         13.4
Telecommunication Services                                     10.9
Consumer Discretionary                                          9.2
Industrials                                                     5.4
Consumer Staples                                                4.7
Utilities                                                       4.4
Health Care                                                     0.9
                                                              -----
                                                              100.0%
                                                              =====

              See accompanying notes to the financial statements.             11

GMO EMERGING COUNTRIES FUND
(A SERIES OF GMO TRUST)
STATEMENT OF ASSETS AND LIABILITIES -- FEBRUARY 28, 2003
--------------------------------------------------------------------------------

ASSETS:
   Investments, at value (cost $88,618,142) (Note 1)          $88,611,018
   Cash                                                            32,211
   Foreign currency, at value (cost $791,574) (Note 1)            795,830
   Receivable for investments sold                              3,818,894
   Receivable for Fund shares sold                                  3,611
   Dividends and interest receivable                              335,688
   Foreign taxes receivable                                           369
   Receivable for expenses reimbursed by Manager (Note 2)          44,790
                                                              -----------

      Total assets                                             93,642,411
                                                              -----------

LIABILITIES:
   Payable for investments purchased                            3,819,801
   Payable for Fund shares repurchased                             14,812
   Payable to affiliate for (Note 2):
      Management fee                                               44,860
      Shareholder service fee - Class III                          10,286
      12b-1 fee - Class M                                             244
      Administration fee - Class M                                     89
   Accrued expenses                                               131,464
                                                              -----------

      Total liabilities                                         4,021,556
                                                              -----------
NET ASSETS                                                    $89,620,855
                                                              ===========

NET ASSETS CONSIST OF:
   Paid-in capital                                            $100,055,808
   Accumulated undistributed net investment income                579,393
   Accumulated net realized loss                              (11,011,359)
   Net unrealized depreciation                                     (2,987)
                                                              -----------
                                                              $89,620,855
                                                              ===========

NET ASSETS ATTRIBUTABLE TO:
   Class III shares                                           $89,042,342
                                                              ===========
   Class M shares                                             $   578,513
                                                              ===========

SHARES OUTSTANDING:
   Class III                                                   10,432,554
                                                              ===========
   Class M                                                         67,974
                                                              ===========

NET ASSET VALUE PER SHARE:
   Class III                                                  $      8.54
                                                              ===========
   Class M                                                    $      8.51
                                                              ===========

12            See accompanying notes to the financial statements.

GMO EMERGING COUNTRIES FUND
(A SERIES OF GMO TRUST)
STATEMENT OF OPERATIONS -- YEAR ENDED FEBRUARY 28, 2003
--------------------------------------------------------------------------------

INVESTMENT INCOME:
   Dividends (net of withholding taxes of $223,685)           $ 1,502,054
   Interest                                                        53,516
                                                              -----------

         Total income                                           1,555,570
                                                              -----------
EXPENSES:
   Management fee (Note 2)                                        492,799
   Custodian fees                                                 462,212
   Audit fees                                                      57,263
   Transfer agent fees                                             38,515
   Registration fees                                               23,617
   Legal fees                                                      10,519
   Trustees fees and related expenses (Note 2)                      2,471
   Miscellaneous                                                    1,833
   Fees reimbursed by Manager (Note 2)                           (236,929)
                                                              -----------
                                                                  852,300
   Shareholder service fee (Note 2) - Class III                   113,348
   12b-1 fee (Note 2) - Class M                                       625
   Administration fee (Note 2) - Class M                              500
                                                              -----------
      Net expenses                                                966,773
                                                              -----------

         Net investment income                                    588,797
                                                              -----------

REALIZED AND UNREALIZED GAIN (LOSS):
   Net realized gain (loss) on:
      Investments                                               1,755,273
      Closed swap contracts                                      (296,448)
      Foreign currency, forward contracts and foreign
      currency related transactions                               (74,779)
                                                              -----------
         Net realized gain                                      1,384,046
                                                              -----------
   Change in net unrealized appreciation (depreciation) on:
      Investments                                              (8,270,306)
      Open swap contracts                                         (35,488)
      Foreign currency, forward contracts and foreign
      currency related transactions                                   399
                                                              -----------
         Net unrealized loss                                   (8,305,395)
                                                              -----------
      Net realized and unrealized loss                         (6,921,349)
                                                              -----------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS          $(6,332,552)
                                                              ===========

              See accompanying notes to the financial statements.             13

GMO EMERGING COUNTRIES FUND
(A SERIES OF GMO TRUST)
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                            YEAR ENDED         YEAR ENDED
                                                         FEBRUARY 28, 2003  FEBRUARY 28, 2002
                                                         -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
   Net investment income                                    $   588,797        $ 1,029,438
   Net realized gain (loss)                                   1,384,046         (6,820,591)
   Change in net unrealized appreciation (depreciation)      (8,305,395)        10,978,483
                                                            -----------        -----------

   Net increase (decrease) in net assets from
    operations                                               (6,332,552)         5,187,330
                                                            -----------        -----------

Distributions to shareholders from:
   Net investment income
      Class III                                              (1,010,952)          (414,875)
                                                            -----------        -----------
      Total distributions from net investment income         (1,010,952)          (414,875)
                                                            -----------        -----------
   Net share transactions (Note 5):
      Class III                                              23,980,200         15,393,038
      Class M                                                   579,467                 --
                                                            -----------        -----------
   Increase in net assets resulting from net share
    transactions                                             24,559,667         15,393,038
                                                            -----------        -----------

      Total increase in net assets                           17,216,163         20,165,493
NET ASSETS:
   Beginning of period                                       72,404,692         52,239,199
                                                            -----------        -----------
   End of period (including accumulated undistributed
    net investment income of $579,393 and $813,684,
    respectively)                                           $89,620,855        $72,404,692
                                                            ===========        ===========

14            See accompanying notes to the financial statements.

GMO EMERGING COUNTRIES FUND
(A SERIES OF GMO TRUST)
FINANCIAL HIGHLIGHTS
(FOR A CLASS III SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------

                                                  YEAR ENDED FEBRUARY 28/29,
                                          -------------------------------------------
                                           2003     2002     2001     2000     1999
                                          -------  -------  -------  -------  -------
NET ASSET VALUE, BEGINNING OF PERIOD      $  9.65  $  8.81  $ 11.41  $  5.74  $  8.61
                                          -------  -------  -------  -------  -------

Income from investment operations:
   Net investment income                     0.08     0.14     0.08     0.05     0.23
   Net realized and unrealized gain
     (loss)                                 (1.04)    0.77    (2.48)    5.63    (2.94)
                                          -------  -------  -------  -------  -------

      Total from investment operations      (0.96)    0.91    (2.40)    5.68    (2.71)
                                          -------  -------  -------  -------  -------

Less distributions to shareholders:
   From net investment income               (0.15)   (0.07)      --       --    (0.16)
   From net realized gains                     --       --    (0.20)   (0.01)      --
                                          -------  -------  -------  -------  -------

      Total distributions                   (0.15)   (0.07)   (0.20)   (0.01)   (0.16)
                                          -------  -------  -------  -------  -------
NET ASSET VALUE, END OF PERIOD            $  8.54  $  9.65  $  8.81  $ 11.41  $  5.74
                                          =======  =======  =======  =======  =======
TOTAL RETURN(a)                            (10.15)%   10.49%  (21.27)%   98.96%  (31.60)%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)      $89,042  $72,405  $52,239  $65,191  $31,718
   Net expenses to average daily net
     assets                                  1.27%    1.40%    1.40%    1.28%    1.27%
   Net investment income to average
     daily net assets                        0.78%    2.12%    0.91%    0.54%    3.65%
   Portfolio turnover rate                    108%     109%      98%     157%     158%
   Fees and expenses reimbursed by the
     Manager to average daily net
     assets:                                 0.31%    0.17%    0.15%    0.17%    0.34%
   Purchase and redemption fees
     consisted of the following per
     share amounts:(b)                    $0.00(c) $  0.04  $  0.02       --       --

 (a) The total returns would have been lower had certain expenses not been reimbursed during the periods shown. Calculations excludes purchase premiums and redemption fees.
 (b) Effective March 1, 2000 the fund adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies which requires the disclosure of the per share effect of purchase and redemption fees. Periods prior to March 1, 2000 have not been restated to reflect this change. Amounts calculated using average shares outstanding throughout the period.
 (c) Purchase and redemption fees were less than $0.01 per share. The redemption fee was rescinded effective April 1, 2002.

              See accompanying notes to the financial statements.             15

GMO EMERGING COUNTRIES FUND
(A SERIES OF GMO TRUST)
FINANCIAL HIGHLIGHTS
(FOR A CLASS M SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                                                   PERIOD FROM
                                                                   JULY 9, 2002
                                                                  (COMMENCEMENT
                                                              OF OPERATIONS) THROUGH
                                                                FEBRUARY 28, 2003
                                                              ----------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                 $  9.85
                                                                     -------

Income from investment operations:
   Net investment income                                                0.01
   Net realized and unrealized loss                                    (1.35)
                                                                     -------

      Total from investment operations                                 (1.34)
                                                                     -------
NET ASSET VALUE, END OF PERIOD                                       $  8.51
                                                                     =======
TOTAL RETURN(a)                                                       (13.60)%**

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)                                 $   579
   Net expenses to average daily net assets                             1.57%*
   Net investment income to average daily net assets                    0.20%*
   Portfolio turnover rate                                               108%
   Fees and expenses reimbursed by the Manager to average
     daily net assets:                                                  0.41%*

 *    Annualized.
 **   Not annualized.
 (a) The total returns would have been lower had certain expenses not been reimbursed during the periods shown.

16            See accompanying notes to the financial statements.

GMO EMERGING COUNTRIES FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS
FEBRUARY 28, 2003
--------------------------------------------------------------------------------

1.    SIGNIFICANT ACCOUNTING POLICIES

      GMO Emerging Countries Fund (the "Fund") (formerly GMO Evolving Countries
      Fund) is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts Business Trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees to create an unlimited number of series ("Funds"), each of which issues a separate series of shares, and to subdivide a series of shares into classes.

      The Fund seeks high total return through investment in equity securities traded in the securities markets of developing countries of Asia, Latin America, the Middle East, Africa and Europe ("Emerging Markets"). The Fund's benchmark is the S&P/IFC Investable Composite Index.

      Throughout the year ended February 28, 2003, the Fund offered Class III shares. Effective July 9, 2002, the Fund began to offer Class M shares. Class III shares bear a shareholder service fee while Class M shares bear an administrative fee and a 12b-1 fee (See Note 2). The principal economic difference between the classes of shares is the level of fees borne by the classes.

      The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      PORTFOLIO VALUATION
      Portfolio securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price. Securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, and those values are then translated into U.S. dollars at the current exchange rate. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair value. Shares of mutual funds are valued at their net asset value as reported on each business day. Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or other persons acting at their

GMO EMERGING COUNTRIES FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------
      direction. A security's value may be deemed unreliable if, for example, the Manager becomes aware of information or events occurring after the close of a foreign market that would materially affect that security's value.

      FOREIGN CURRENCY TRANSLATION
      The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the current exchange rates each business day. Income and expenses denominated in foreign currencies are translated at current exchange rates when accrued or incurred. The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of foreign currencies and forward foreign currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid.

      FORWARD CURRENCY CONTRACTS
      The Fund may enter into forward currency contracts in connection with settling planned purchases or sales of securities or to hedge the currency exposure associated with some or all of the Fund's portfolio securities. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if there are movements in foreign currency values that are unfavorable to the Fund. There were no forward foreign currency contracts outstanding as of February 28, 2003.

      FUTURES CONTRACTS
      The Fund may purchase and sell futures contracts to manage its exposure to the financial markets. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. Upon entering into a futures contract, the Fund is required to deposit with its custodian, in a

GMO EMERGING COUNTRIES FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------
      segregated account in the name of the futures broker, an amount of cash or U.S. government and agency obligations in accordance with the initial margin requirements of the broker or exchange. In addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contracts. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is liquidated on the following business day. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Losses may arise from the changes in the value of the underlying instrument, if there is an illiquid secondary market for the contracts, or if counterparties do not perform under the contract terms. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. As of February 28, 2003, there were no outstanding futures contracts.

      OPTIONS
      The Fund may write call and put options on futures, securities or currencies it owns or in which it may invest. Writing put options tends to increase the Fund's exposure to the underlying instrument. Writing call options tends to decrease the Fund's exposure to the underlying instrument. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased
      (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. At February 28, 2003, there were no open written option contracts.

      The Fund may also purchase put and call options. Purchasing call options tends to increase the Fund's exposure to the underlying instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying instrument. The Fund pays a premium which is included in the Fund's Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, security or currency transaction to determine the realized gain or loss. The risk associated with purchasing put and call options is limited to the premium paid. At February 28, 2003, there were no open purchased option contracts.

GMO EMERGING COUNTRIES FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------

      Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by a primary pricing source chosen by the Manager.

      INDEXED SECURITIES
      The Fund may invest in indexed securities whose redemption values and/or coupons are linked to the prices of other securities, securities indices, or other financial indicators. The Fund uses indexed securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets that may be difficult to invest in through conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment.

      SWAP AGREEMENTS
      The Fund may enter into swap agreements to manage its exposure to the financial markets. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into total return swap agreements, which involve a commitment by one party in the agreement to pay interest in exchange for a market linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. The Fund may also enter into contracts for differences in which the Fund agrees with the counterparty that its return will be based on the relative performance of two different groups or "baskets" of securities, adjusted by an interest rate payment. To the extent that the relative performance of the two baskets of securities exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. In connection with these agreements, cash or securities may be set aside as collateral by the Fund's custodian in accordance with the terms of the swap agreement. The Fund earns interest on cash set aside as collateral. Swaps are marked to market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. These financial instruments are not actively traded on financial markets. The values assigned to these instruments are based upon the best available information and because of the uncertainty of the valuation, these values may differ significantly from the values that would have been realized had a ready market for these instruments existed, and the differences could be material. Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the

GMO EMERGING COUNTRIES FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------
      agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, or that there may be unfavorable changes in the price of the security or index underlying these transactions. At February 28, 2003, there were no open swap agreements.

      TAXES AND DISTRIBUTIONS
      The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryover for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary. Taxes on foreign interest and dividend income are withheld in accordance with the applicable country's tax treaty with the United States.

      The Fund's policy is to declare and pay distributions from net investment income semi-annually, and from net realized short-term and long-term capital gains at least annually. All distributions will be paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

      Dividends received by shareholders of the Fund which are derived from foreign source income and foreign taxes paid by the Fund are to be treated, to the extent allowable under the Code, as if received and paid by the shareholders of the Fund.

      The Fund may be subject to capital gains and repatriation taxes imposed by certain countries in which it invests.

      Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from U.S. GAAP. During the years ended February 28, 2002 and February 28, 2003, the tax basis of distributions paid was as follows: ordinary income -- $44,875 and $1,010,952, respectively.

      As of February 28, 2003, the components of distributable earnings on a tax basis consisted of $1,070,417 of undistributed ordinary income. The temporary differences between book and tax basis distributable earnings are primarily due to passive foreign investment company transactions.

      At February 28, 2003, the Fund had a capital loss carryforward available to offset future capital gains, if any, to the extent permitted by the Code of $1,253,194, $7,353,298 and $156,212 expiring in 2009, 2010 and
      2011, respectively. The Fund has elected to defer to March 1, 2003 post-October capital losses of $1,808,334.

GMO EMERGING COUNTRIES FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------

      The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 2003. This reclassification has no impact on net investment income, realized gain/loss or the net asset value of the Fund and is primarily attributable to foreign currency and passive foreign investment company transactions. The financial highlights exclude these adjustments.

                Accumulated                Accumulated
             Undistributed Net          Undistributed Net
             Investment Income            Realized Gain
         -------------------------  -------------------------
                 $187,864                   $(187,864)

      Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

      SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
      Security transactions are accounted for on trade date. Dividend income, net of applicable withholding taxes, is recorded on the ex-dividend date, or when the Fund is informed of the ex-dividend date, if later. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and discounts. Non-cash dividends, if any, are recorded at the fair market value of the securities received. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

      ALLOCATION OF OPERATING ACTIVITY
      The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds. Investment income, common expenses and realized and unrealized gains and losses are allocated pro-rata among the classes of shares of the Fund based on the relative net assets of each class. Shareholder service, 12b-1, and administration fees, which are directly attributable to a class of shares, are charged to that class' operations.

      PURCHASES AND REDEMPTIONS OF FUND SHARES
      Effective April 1, 2002 the Fund ceased charging a purchase premium or redemption fee in connection with the purchase or sale of Fund shares. Prior to April 1, 2002, the premium on cash purchases of Fund shares was 1.20% of the amount invested. In the case of cash redemptions, the fee was .40% of the amount redeemed. All purchase premiums and redemption fees were paid to and recorded by the Fund as paid-in capital. For the years ended February 28, 2002 and February 28, 2003, the Fund received $230,775 and $0 in purchase premiums and $15,444 and $1,000 in redemption fees, respectively.

GMO EMERGING COUNTRIES FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------

      INVESTMENT RISK
      Investments in securities of issuers in emerging countries present certain risks that are not inherent in many other investments. Many emerging countries present elements of political and/or economic instability. The securities markets of emerging countries are generally smaller and less developed than the securities markets of the U.S. and developed foreign markets. Further, countries may impose various types of foreign currency regulations or controls which may impede the Fund's ability to repatriate amounts it receives. The Fund may acquire interests in securities in anticipation of improving conditions in the related countries. These factors may result in significant volatility in the values of its holdings. The markets for emerging countries are relatively illiquid. Accordingly, the Fund may not be able to realize in an actual sale amounts approximating those used to value its holdings.

2.    FEES AND OTHER TRANSACTIONS WITH AFFILIATES

      GMO earns a management fee paid monthly at the annual rate of .65% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on the average daily net assets at the annual rate of .15% for Class III shares.

      Class M shares of the Fund pays GMO an administrative fee monthly at an annual rate of .20% of average daily Class M net assets for support services provided to Class M shareholders.

      Fund Distributors, Inc. (the "Distributor") serves as the Fund's distributor. Pursuant to a Rule 12b-1 distribution plan adopted by the Fund, Class M shares of the Fund pay a fee at the annual rate of .25% of average daily Class M net assets for any activities or expenses intended to result in the sale of Class M shares of the Fund. This fee may be spent by the Distributor on personal services rendered to Class M shareholders of the Fund and/or maintenance of Class M shareholder accounts.

      GMO has entered into a binding agreement effective until at least
      June 30, 2003 to reimburse the Fund to the extent that the Fund's total annual operating expenses (excluding fees and expenses of the independent Trustees of the Trust (including legal fees), brokerage commissions and other investment-related costs, hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes), securities lending fees and expenses, interest expense and transfer taxes), exceed 1.25% and 1.55% of the Fund's average daily net assets, for Class III and Class M, respectively.

      The Fund incurred fees and expenses indirectly as a shareholder in GMO Alpha LIBOR Fund. For the year ended February 28, 2003, indirect operating expenses (excluding investment-related

GMO EMERGING COUNTRIES FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------
      expenses) were less than .001% of the Fund's average daily net assets, and indirect investment-related expenses (including, but not limited to, interest expense, foreign audit expense, and investment-related legal expense) were less than .001% of the Fund's average daily net assets.

      As of February 28, 2003, greater than 10% of the Fund's shares were held by accounts for which the Manager has investment discretion.

      The Fund's portion of the fee paid by the Trust to the independent Trustees during the year ended February 28, 2003, was $1,998. No remuneration is paid to any Trustee or officer who is affiliated with the Manager.

3.    PURCHASES AND SALES OF SECURITIES

      Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2003, were as follows:

                                                                   Purchases       Sales
                                                                  ------------  -----------
         U.S. Government securities                               $    147,847  $   159,663
         Investments (non-U.S. Government securities)              100,865,466   78,790,691

      At February 28, 2003, the cost for Federal income tax purposes and gross unrealized appreciation and depreciation in the value of investments held were as follows:

                         Gross Unrealized  Gross Unrealized  Net Unrealized
         Aggregate Cost    Appreciation      Depreciation     Depreciation
         --------------  ----------------  ----------------  --------------
          $89,549,475       $9,068,543       $(10,007,000)     $(938,457)

4.    PRINCIPAL SHAREHOLDERS

      At February 28, 2003, 50.7% of the outstanding shares of the Fund were held by three shareholders, each holding in excess of 10% of the outstanding shares of the Fund. Investment activities of these shareholders may have a material effect on the Fund.

GMO EMERGING COUNTRIES FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------

5.    SHARE TRANSACTIONS

      The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                                               Year Ended                 Year Ended
                                                            February 28, 2003          February 28, 2002
                                                        -------------------------  -------------------------
                                                          Shares        Amount       Shares       Amount
                                                        -----------  ------------  ----------  -------------
         Class III:
         Shares sold                                      7,169,991  $ 63,503,546   2,036,289  $  18,983,825
         Shares issued to shareholders in
           reinvestment of distributions                     99,670       970,789      47,640        393,508
         Shares repurchased                              (4,337,592)  (40,494,135)   (514,676)    (3,984,295)
                                                        -----------  ------------  ----------  -------------
         Net increase                                     2,932,069  $ 23,980,200   1,569,253  $  15,393,038
                                                        ===========  ============  ==========  =============

                                                                  Period from July 9, 2002
                                                                      (commencement of
                                                                         operations)
                                                                  through February 28, 2003
                                                                  -------------------------
                                                                    Shares        Amount
                                                                  -----------  ------------
         Class M:
         Shares sold                                                  170,323  $  1,468,988
         Shares issued to shareholders in
           reinvestment of distributions                                   --            --
         Shares repurchased                                          (102,349)     (889,521)
                                                                  -----------  ------------
         Net increase                                                  67,974  $    579,467
                                                                  ===========  ============

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE TRUSTEES OF GMO TRUST AND THE SHAREHOLDERS OF
GMO EMERGING COUNTRIES FUND (FORMERLY GMO EVOLVING COUNTRIES FUND)

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Emerging Countries Fund (formerly GMO Evolving Countries Fund) (the "Fund") (a series of GMO Trust) at February 28, 2003, and the results of its operations, the changes in its net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 15, 2003

GMO EMERGING COUNTRIES FUND (FORMERLY GMO EVOLVING COUNTRIES FUND)
(A SERIES OF GMO TRUST)
TAX INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

      During the year ended February 28, 2003, the Fund paid foreign taxes of $223,685 and recognized foreign source income of $1,725,739.

TRUSTEES AND OFFICERS (UNAUDITED)
The following tables list the Trust's Trustees and officers; their address and age; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information includes additional information about the Trust's trustees and is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

INDEPENDENT TRUSTEES:

                                                                                                  Number of
                                                                                                 Portfolios
                                                         Term of              Principal            in Fund          Other
                                                      Office(1) and         Occupation(s)          Complex      Directorships
           Name, Address,        Position(s)            Length of            During Past          Overseen         Held by
              and Age           Held with Fund         Time Served            Five Years         by Trustee        Trustee
         ------------------  --------------------  --------------------  --------------------  ---------------  -------------

         Jay O. Light        Trustee of the Trust  Since May 1996        Professor of                39             *(2)
         c/o GMO Trust                                                   Business
         40 Rowes Wharf                                                  Administration and
         Boston, MA 02110                                                Senior Associate
         Age: 61                                                         Dean, Harvard
                                                                         University.

         Donald W.           Trustee of the Trust  Since December 2000   Advisory Counsel,           39             None
         Glazer, Esq.                                                    Goodwin Procter LLP;
         c/o GMO Trust                                                   Secretary and
         40 Rowes Wharf                                                  Consultant,
         Boston, MA 02110                                                Provant, Inc.
         Age: 58                                                         (provider of
                                                                         performance
                                                                         improvement training
                                                                         services and
                                                                         products) (1998 -
                                                                         present);
                                                                         Consultant --
                                                                         Business and Law.

INTERESTED TRUSTEES:

                                                                                                  Number of
                                                                                                 Portfolios
                                                         Term of              Principal            in Fund          Other
                                                      Office(1) and         Occupation(s)          Complex      Directorships
           Name, Address,        Position(s)            Length of          During Past Five       Overseen         Held by
              and Age           Held with Fund         Time Served              Years            by Trustee        Trustee
         ------------------  --------------------  --------------------  --------------------  ---------------  -------------

         R. Jeremy           Chairman of the       Since September       Member, Grantham,           39             None
         Grantham(3)         Board of Trustees of  1985. President from  Mayo,
         c/o GMO Trust       the Trust             February 2002 -       Van Otterloo & Co.
         40 Rowes Wharf                            October 2002.         LLC.
         Boston, MA 02110
         Age: 64

 1 Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.
 2 Mr. Light is a director of Harvard Management Company, Inc. and Security Capital European Realty. Neither of these companies has a class of securities registered pursuant to Section 12 of the Securities Exchange Act or subject to the requirements of Section 15(d) of the Act and neither of these companies is a registered investment company.
 3 Trustee is deemed to be an "interested person" of the Trust and Grantham, Mayo, Van Otterloo & Co. LLC, as defined by the 1940 Act.

PRINCIPAL OFFICERS:

                                                        Term of Office(4)                Principal Occupation(s)
                Name, Address,          Position(s)       and Length of                        During Past
                   and Age             Held with Fund      Time Served                          Five Years
         ----------------------------  --------------  -------------------  --------------------------------------------------
         Scott Eston                   President and   President and Chief  Chief Financial Officer (1997-present), Chief
         c/o GMO Trust                 Chief           Executive Officer    Operating Officer (2000 - present) and Member,
         40 Rowes Wharf                Executive       since October 2002;  Grantham, Mayo, Van Otterloo & Co. LLC.
         Boston, MA 02110              Officer of the  Vice President from
         Age: 47                       Trust           August 1998 -
                                                       October 2002.

         Susan Randall Harbert         Chief           Chief Financial      Member, Grantham, Mayo, Van Otterloo & Co. LLC.
         c/o GMO Trust                 Financial       Officer Since
         40 Rowes Wharf                Officer and     February 2000;
         Boston, MA 02110              Treasurer of    Treasurer since
         Age: 45                       the Trust       February 1998.

         Brent Arvidson                Assistant       Since September      Senior Fund Administrator, Grantham, Mayo, Van
         c/o GMO Trust                 Treasurer of    1998.                Otterloo & Co. LLC.
         40 Rowes Wharf                the Trust
         Boston, MA 02110
         Age: 33

         William R. Royer, Esq.        Vice President  Vice President       General Counsel, Anti-Money Laundering Reporting
         c/o GMO Trust                 and Clerk of    since February       Officer (July 2002 - February 2003) and Member,
         40 Rowes Wharf                the Trust       1997; Clerk since    Grantham, Mayo, Van Otterloo & Co. LLC.
         Boston, MA 02110                              March 2001; May
         Age: 37                                       1999 - August 1999.

         Elaine M. Hartnett, Esq.      Vice President  Vice President       Associate General Counsel, Grantham, Mayo, Van
         c/o GMO Trust                 and Secretary   since August 1999;   Otterloo & Co. LLC (June 1999 - present);
         40 Rowes Wharf                of the Trust    Secretary since      Associate/Junior Partner, Hale and Dorr LLP
         Boston, MA 02110                              March 2001.          (1991 - 1999).
         Age: 58

         Julie Perniola                Vice President  Since February       Anti-Money Laundering Reporting Officer (February
         c/o GMO Trust                 and Anti-       2003.                2003 - present) and Compliance Officer, Grantham,
         40 Rowes Wharf                Money                                Mayo, Van Otterloo & Co. LLC.
         Boston, MA 02110              Laundering
         Age: 32                       Compliance
                                       Officer

 4 Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

GMO EMERGING COUNTRY DEBT SHARE FUND
(A SERIES OF GMO TRUST)
ANNUAL REPORT
FEBRUARY 28, 2003

GMO EMERGING COUNTRY DEBT SHARE FUND
(A SERIES OF GMO TRUST)
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT

Day-to-day management of the Fund's portfolio is the responsibility of the Fixed Income Division at Grantham, Mayo, Van Otterloo & Co. LLC.

MANAGEMENT DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

The Class III shares of the Emerging Country Debt Share Fund returned +15.8% for the fiscal year ended February 28, 2003, as compared with +12.3% for the J.P. Morgan Emerging Markets Bond Index Global (EMBIG).

The Fund outperformed the benchmark during the fiscal year by 3.5%. EMBIG spreads over U.S Treasuries widened from 615 to 659 basis points during the 12-month period. The EMBIG return of 12.3% for the calendar year was driven by carry (the yield on the index averaged over 10%) and a 1.2 percentage point drop in U.S. interest rates.

The biggest gainers of the fiscal year were Russia (+31.6%), Lebanon (+25.6%), and South Africa (+22.6%). Russia benefited from strong oil and other commodity prices and prudent macro-economic policies, including ongoing fiscal surpluses, which have significantly eased its debt service burden. Lebanon rebounded from a relatively low level after a French-led group of donor countries pledged support in return for promising to tackle its huge fiscal and current account deficits. South Africa took advantage of gold and other commodities, as well as relative isolation from problems in Latin America and the Middle East. Countries outside Latin America (48% of the index) outperformed Latins, +19.5% to +6.5%.

The worst performing countries for the year were Uruguay (-35.5%), Ivory Coast (-23.7%), and Argentina (-12.2%). The Uruguayan economy suffered from the problems in neighboring Argentina and Brazil, with which most of its trade is conducted. It is now trying to convince private investors to participate in a debt exchange to improve its amortization profile. Ivory Coast was making good progress toward reforming its economy in cooperation with the IMF, and restructuring its defaulted bonds with its private creditors at a time when Muslim rebels from the north took up arms against the southern Christian government, a conflict that still has not been completely resolved. Argentina continues to suffer from a lack of political leadership, although its economy seems to have bottomed out. A new president is to be elected in April, and will be responsible for dealing with holders of defaulted Argentine bonds. These three countries were the only ones in the index to generate losses over the period, and Uruguay and Ivory Coast are each less than 0.1% of the EMBIG.

Market selection added value, primarily from the Russia and Bulgaria overweights and the underweight in Brazil. However, overweighting Ivory Coast and underweighting Lebanon cost some alpha. Security selection added 290 basis points of positive alpha in total, mostly from positions in Russia, where 2030 Eurobonds outperformed and the first phase of the FTO exchange was completed, and Bulgaria, where we overweighted the Brady bonds.

GMO EMERGING COUNTRY DEBT SHARE FUND
(A SERIES OF GMO TRUST)
--------------------------------------------------------------------------------

OUTLOOK

Entering March 2003 the Fund, through its investment in GMO Emerging Country Debt Fund, has meaningful overweightings in debt of Algeria and Russia. The Fund meaningfully underweights the debt of Mexico, Malaysia, and Turkey. The Fund emphasizes less liquid debt and obtains default protection when cheaply priced.

THE VIEWS EXPRESSED HEREIN ARE EXCLUSIVELY THOSE OF GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC MANAGEMENT AS OF THE DATE OF THIS REPORT AND ARE SUBJECT TO CHANGE. THEY ARE NOT MEANT AS INVESTMENT ADVICE.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

  COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
GMO EMERGING COUNTRY DEBT SHARE FUND CLASS III SHARES AND THE
       J.P. MORGAN EMERGING MARKETS BOND INDEX GLOBAL
                   AS OF FEBRUARY 28, 2003
                                                               GMO EMERGING COUNTRY    J.P. MORGAN EMERGING
                                                                 DEBT SHARE FUND     MARKETS BOND INDEX GLOBAL
7/20/98                                                                     $10,000                    $10,000
9/30/98                                                                      $6,160                     $7,683
12/31/98                                                                     $6,968                     $8,565
3/31/99                                                                      $7,269                     $9,013
6/30/99                                                                      $7,701                     $9,422
9/30/99                                                                      $7,802                     $9,562
12/31/99                                                                     $9,207                    $10,636
3/31/2000                                                                   $10,539                    $11,335
6/30/2000                                                                   $10,551                    $11,376
9/30/2000                                                                   $11,396                    $11,943
12/31/2000                                                                  $11,438                    $12,169
3/31/2001                                                                   $11,800                    $12,445
6/30/2001                                                                   $12,459                    $12,877
9/30/2001                                                                   $12,016                    $12,339
12/31/2001                                                                  $13,068                    $12,334
3/31/2002                                                                   $14,247                    $13,047
6/30/2002                                                                   $13,711                    $12,446
9/30/2002                                                                   $13,775                    $12,399
12/31/2002                                                                  $15,553                    $13,951
2/28/2003                                                                   $16,411                    $14,635

  COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
GMO EMERGING COUNTRY DEBT SHARE FUND CLASS III SHARES AND THE
       J.P. MORGAN EMERGING MARKETS BOND INDEX GLOBAL
                   AS OF FEBRUARY 28, 2003
                                                                   J.P. MORGAN EMERGING
                                                               MARKETS BOND INDEX GLOBAL +*
7/20/98                                                                             $10,000
9/30/98                                                                              $7,586
12/31/98                                                                             $8,338
3/31/99                                                                              $8,760
6/30/99                                                                              $9,220
9/30/99                                                                              $9,330
12/31/99                                                                            $10,504
3/31/2000                                                                           $11,194
6/30/2000                                                                           $11,234
9/30/2000                                                                           $11,795
12/31/2000                                                                          $12,017
3/31/2001                                                                           $12,290
6/30/2001                                                                           $12,717
9/30/2001                                                                           $12,186
12/31/2001                                                                          $12,180
3/31/2002                                                                           $12,885
6/30/2002                                                                           $12,291
9/30/2002                                                                           $12,245
12/31/2002                                                                          $13,778
2/28/2003                                                                           $14,453

AVERAGE ANNUAL TOTAL RETURN
                                       SINCE
                                     INCEPTION
                             1 YEAR   7/20/98
Class III                    15.81%     11.34%

Performance shown is net of all fees after reimbursement from the manager. Returns and net asset values of fund investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. Past performance is not indicative of future performance. Information is unaudited.
* J.P. Morgan EMBI Global + represents the J.P. Morgan EMBI prior to 8/95, J.P. Morgan EMBI+ through 12/31/99 and the J.P. Morgan EMBI Global thereafter. The manager changed the benchmark due to the belief that the EMBIG is more diversified and representative of the universe of emerging country debt.

GMO EMERGING COUNTRY DEBT SHARE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2003

 SHARES    DESCRIPTION                                              VALUE ($)
------------------------------------------------------------------------------
           MUTUAL FUND -- 98.9%
6,871,915  GMO Emerging Country Debt Fund, Class III (Cost
             $59,166,157)                                           65,420,635
                                                                    ----------
           TOTAL INVESTMENTS -- 98.9%
           (Cost $59,166,157)                                       65,420,635

           Other Assets and Liabilities (net) -- 1.1%                  719,420
                                                                    ----------
           TOTAL NET ASSETS -- 100.0%                               $66,140,055
                                                                    ==========

              See accompanying notes to the financial statements.              1

GMO EMERGING COUNTRY DEBT SHARE FUND
(A SERIES OF GMO TRUST)
STATEMENT OF ASSETS AND LIABILITIES -- FEBRUARY 28, 2003
--------------------------------------------------------------------------------

ASSETS:
   Investments, at value (cost $59,166,157) (Note 1)          $65,420,635
   Cash                                                           532,219
   Receivable for Fund shares sold                                187,679
   Interest receivable                                                187
   Receivable for expenses reimbursed by Manager (Note 2)           6,748
                                                              -----------

      Total assets                                             66,147,468
                                                              -----------

LIABILITIES:
   Accrued expenses                                                 7,413
                                                              -----------

      Total liabilities                                             7,413
                                                              -----------
NET ASSETS                                                    $66,140,055
                                                              ===========

NET ASSETS CONSIST OF:
   Paid-in capital                                            $60,495,458
   Accumulated undistributed net investment income                  3,705
   Accumulated net realized loss                                 (613,586)
   Net unrealized appreciation                                  6,254,478
                                                              -----------
                                                              $66,140,055
                                                              ===========

NET ASSETS ATTRIBUTABLE TO:
   Class III shares                                           $66,140,055
                                                              ===========

SHARES OUTSTANDING:
   Class III                                                    6,914,927
                                                              ===========

NET ASSET VALUE PER SHARE:
   Class III                                                  $      9.56
                                                              ===========

2             See accompanying notes to the financial statements.

GMO EMERGING COUNTRY DEBT SHARE FUND
(A SERIES OF GMO TRUST)
STATEMENT OF OPERATIONS -- YEAR ENDED FEBRUARY 28, 2003
--------------------------------------------------------------------------------

INVESTMENT INCOME:
   Dividends from investment company shares                   $5,864,038
   Interest                                                        3,441
                                                              ----------

      Total income                                             5,867,479
                                                              ----------
EXPENSES:
   Registration fees                                              17,371
   Custodian and transfer agent fees                              11,306
   Audit fees                                                     11,106
   Legal fees                                                      8,616
   Trustees fees and related expenses (Note 2)                     1,311
   Miscellaneous                                                   5,518
   Fees reimbursed by Manager (Note 2)                           (53,567)
                                                              ----------
                                                                   1,661
                                                              ----------
      Net expenses                                                 1,661
                                                              ----------

            Net investment income                              5,865,818
                                                              ----------

REALIZED AND UNREALIZED GAIN:
   Net realized gain on:
      Investments                                              1,362,286
      Realized gains distributions from investment company
      shares                                                   1,086,793
                                                              ----------

         Net realized gain on investments                      2,449,079
                                                              ----------

   Change in net unrealized appreciation (depreciation) on
    investments                                                  360,455
                                                              ----------

      Net realized and unrealized gain                         2,809,534
                                                              ----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS          $8,675,352
                                                              ==========

              See accompanying notes to the financial statements.              3

GMO EMERGING COUNTRY DEBT SHARE FUND
(A SERIES OF GMO TRUST)
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                            YEAR ENDED         YEAR ENDED
                                                         FEBRUARY 28, 2003  FEBRUARY 28, 2002
                                                         -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
   Net investment income                                   $  5,865,818       $  9,967,725
   Net realized gain (loss)                                   2,449,079         (2,435,702)
   Change in net unrealized appreciation (depreciation)         360,455          7,536,465
                                                           ------------       ------------

   Net increase in net assets from operations                 8,675,352         15,068,488
                                                           ------------       ------------
Distributions to shareholders from:
   Net investment income
      Class III                                              (6,495,001)        (9,960,484)
                                                           ------------       ------------
      Total distributions from net investment income         (6,495,001)        (9,960,484)
                                                           ------------       ------------
   Net share transactions (Note 5):
      Class III                                             (25,991,923)       (17,637,823)
                                                           ------------       ------------
   Decrease in net assets resulting from net share
    transactions                                            (25,991,923)       (17,637,823)
                                                           ------------       ------------

      Total decrease in net assets                          (23,811,572)       (12,529,819)
NET ASSETS:
   Beginning of period                                       89,951,627        102,481,446
                                                           ------------       ------------
   End of period (including accumulated undistributed
    net investment income of $3,705 and $7,241,
    respectively)                                          $ 66,140,055       $ 89,951,627
                                                           ============       ============

4             See accompanying notes to the financial statements.

GMO EMERGING COUNTRY DEBT SHARE FUND
(A SERIES OF GMO TRUST)
FINANCIAL HIGHLIGHTS
(FOR A CLASS III SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------

                                                              YEAR ENDED FEBRUARY 28/29,
                                          ------------------------------------------------------------------
                                             2003             2002             2001       2000       1999*
                                          -----------      -----------      ----------  ---------  ---------
NET ASSET VALUE, BEGINNING OF PERIOD        $  9.25          $  8.90         $   8.70    $  6.84    $ 10.00
                                            -------          -------         --------    -------    -------

Income from investment operations:
   Net investment income(a)                    0.83++           1.03++           1.33++     1.10       0.03
   Net realized and unrealized gain
     (loss)                                    0.57             0.51             0.23       1.97      (3.16)
                                            -------          -------         --------    -------    -------

      Total from investment operations         1.40             1.54             1.56       3.07      (3.13)
                                            -------          -------         --------    -------    -------

Less distributions to shareholders:
   From net investment income                 (1.09)           (1.19)           (1.36)     (1.20)     (0.03)
   From net realized gains                       --               --               --      (0.01)        --
                                            -------          -------         --------    -------    -------

      Total distributions                     (1.09)           (1.19)           (1.36)     (1.21)     (0.03)
                                            -------          -------         --------    -------    -------
NET ASSET VALUE, END OF PERIOD              $  9.56          $  9.25         $   8.90    $  8.70    $  6.84
                                            =======          =======         ========    =======    =======
TOTAL RETURN(b)                               15.81%           18.47%           18.71%     46.71%    (31.32)%+

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)        $66,140          $89,952         $102,481    $86,280    $41,216
   Net expenses to average daily net
     assets(c)                                 0.00%(d)         0.00%(d)         0.00%      0.00%      0.00%**
   Net investment income to average
     daily net assets(a)                       8.88%           11.43%           14.39%     14.22%      0.64%**
   Portfolio turnover rate                       30%              14%               0%         0%         0%
   Fees and expenses reimbursed by the
     Manager to average daily net
     assets:                                   0.08%            0.06%            0.03%      0.04%      0.09%**

(a) Recognition of net investment income is affected by the timing of the declaration of dividends by GMO Emerging Country Debt Fund.
(b) The total returns would have been lower had certain expenses not been reimbursed during the periods shown.
(c) Net expenses exclude expenses incurred indirectly through investment in underlying fund.
     (See Note 1.)
(d)  The ratio of net expenses to average daily net assets was less than
     0.01%.
* Period from July 20, 1998 (commencement of operations) through February 28, 1999.
**   Annualized.
+    Not Annualized.
++   Computed using average shares outstanding throughout the period.

              See accompanying notes to the financial statements.              5

GMO EMERGING COUNTRY DEBT SHARE FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS
FEBRUARY 28, 2003
--------------------------------------------------------------------------------

1.    SIGNIFICANT ACCOUNTING POLICIES

      GMO Emerging Country Debt Share Fund (the "Fund"), is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts Business Trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees to create an unlimited number of series ("Funds"), each of which issues a separate series of shares, and to subdivide a series of shares into classes.

      The Fund seeks high total return through investment in Class III Shares of GMO Emerging Country Debt Fund ("ECDF"), a portfolio of the Trust. GMO also serves as investment manager to ECDF. ECDF pursues its objectives by investing primarily in sovereign debt of developing countries in Asia, Latin America, the Middle East, Africa and Europe. The Fund's benchmark is the J.P. Morgan Emerging Markets Bond Index Global. The financial statements of ECDF should be read in conjunction with the Fund's financial statements.

      The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      PORTFOLIO VALUATION
      Shares of ECDF are valued at their net asset value as reported on each business day. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair value. Securities for which quotations are not readily available or whose values the manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction. A security's value may be deemed unreliable if, for example, the Manager becomes aware of information or events occurring after the close of a foreign market that would materially affect that security's value. Certain securities held by the underlying fund in which the Fund invests were valued on the basis of a price provided by a principal market maker. The prices provided by the principal market makers may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

GMO EMERGING COUNTRY DEBT SHARE FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------

      REPURCHASE AGREEMENTS
      The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Fund and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters insolvency proceedings, recovery of cash by the Fund may be delayed or limited.

      TAXES AND DISTRIBUTIONS
      The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary. Taxes on foreign dividend income are withheld in accordance with the applicable country's tax treaty with the United States.

      The Fund's policy is to declare and pay distributions from net investment income semi-annually, and from net realized short-term and long-term capital gains at least annually. All distributions will be paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

      Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from U.S. GAAP. During the years ended February 28, 2002 and February 28, 2003, the tax basis of distributions paid from ordinary income were $9,960,484 and $6,495,001, respectively.

      As of February 28, 2003, the components of distributable earnings on a tax basis consisted of $3,705 and $128,471 of undistributed ordinary income and undistributed long-term capital gains, respectively. The temporary difference between book and tax basis distributable earnings are primarily due to losses on wash sales transactions.

      The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 2003. This reclassification has no impact on net investment income, realized gain/loss or the net asset value of

GMO EMERGING COUNTRY DEBT SHARE FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------
      the Fund and is primarily attributable to certain differences in the computation of distributable income and capital gains under U.S. federal tax rules versus U.S. GAAP. The financial highlights exclude these adjustments.

            Accumulated      Accumulated
         Undistributed Net       Net
         Investment Income  Realized Loss
         -----------------  -------------
             $625,647         $(625,647)

      Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

      SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
      Security transactions are accounted for on trade date. Income dividends and capital gain distributions from ECDF are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

      EXPENSES
      The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds. In addition, the Fund will also incur certain fees and expenses indirectly as a shareholder in ECDF (See Note 2).

      PURCHASES AND REDEMPTIONS OF FUNDS SHARES
      The Fund does not charge any purchase premium or redemption fee in connection with the purchase and sale of Fund shares. As a shareholder in ECDF, the Fund will indirectly bear ECDF's purchase premium and redemption fees which are .50% and .25%, respectively. These fees are paid to and retained by ECDF.

      INVESTMENT RISK
      The Fund is subject to the investment risk associated with an investment in ECDF. Investments in emerging country debt present certain risks that are not inherent in many other securities. Many emerging countries present elements of political and/or economic instability, which may result in ECDF's inability to collect on a timely basis, or in full, principal and interest payments. Further, countries may impose various types of foreign currency regulations or controls which may impede ECDF's ability to repatriate amounts it receives. ECDF may acquire interests in securities or bank loans which are in default at the time of acquisition in anticipation of improving conditions in the

GMO EMERGING COUNTRY DEBT SHARE FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------
      related countries. These factors may result in significant volatility in the values of its holdings. The markets for emerging country debt are relatively illiquid. Accordingly, ECDF may not be able to realize in an actual sale amounts approximating those used to value its holdings. Additionally, the investment risk associated with an investment in ECDF may be more pronounced to the extent that ECDF engages in derivative transactions.

2.    FEES AND OTHER TRANSACTIONS WITH AFFILIATES

      The manager does not directly charge an advisory fee or shareholder service fee. GMO, in its capacity as Manager of ECDF, earns a management fee at the annual rate of .35% of ECDF's average daily net assets. Additionally, Class III shares of ECDF bear a shareholder service fee at the annual rate of .15% of ECDF's average daily net assets.

      GMO has entered into a binding agreement, effective until at least
      June 30, 2003, to reimburse the Fund for its total annual direct operating expenses (excluding fees and expenses of the independent Trustees of the Trust (including legal fees), brokerage commissions and other investment-related costs, hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes), securities lending fees and expenses, interest expense and transfer taxes).

      The Fund incurs fees and expenses indirectly as a shareholder in ECDF. For the year ended February 28, 2003, the shareholder service fees incurred indirectly by the Fund through its investment in ECDF were .15% of the Fund's average daily net assets, indirect operating expenses (excluding shareholder service fees and investment-related expenses) were .414% of the Fund's average daily net assets, and indirect investment-related expenses (including, but not limited to, interest expense, foreign audit expense, and investment-related legal expense) were .079% of the Fund's average daily net assets.

      The Fund's portion of the fee paid by the Trust to the independent Trustees during the year ended February 28, 2003 was $862. No remuneration is paid to any Trustee or officer who is affiliated with the Manager.

3.    PURCHASES AND SALES OF SECURITIES

      Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2003, aggregated $20,064,831 and $45,800,869, respectively.

GMO EMERGING COUNTRY DEBT SHARE FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------

      At February 28, 2003, the cost for U.S. federal income tax purposes and gross unrealized appreciation and depreciation in value of investments were as follows:

                         Gross Unrealized  Gross Unrealized  Net Unrealized
         Aggregate Cost    Appreciation      Depreciation     Appreciation
         --------------  ----------------  ----------------  --------------
          $59,908,214       $5,564,416         $(51,995)       $5,512,421

4.    PRINCIPAL SHAREHOLDERS

      At February 28, 2003, 100% of the outstanding shares of the Fund were held by two shareholders, each holding in excess of 10% of the Fund's outstanding shares. Investment activities of these shareholders may have a material effect on the Fund.

5.    SHARE TRANSACTIONS

      The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                                               Year Ended                Year Ended
                                                           February 28, 2003         February 28, 2002
                                                        ------------------------  ------------------------
                                                          Shares       Amount       Shares       Amount
         Class III:                                     ----------  ------------  ----------  ------------
         Shares sold                                     1,532,346  $ 14,338,722     441,370  $  3,958,889
         Shares issued to shareholders
           in reinvestment of distributions                717,691     6,495,001   1,170,445     9,960,484
         Shares repurchased                             (5,057,362)  (46,825,646) (3,399,153)  (31,557,196)
                                                        ----------  ------------  ----------  ------------
         Net decrease                                   (2,807,325) $(25,991,923) (1,787,338) $(17,637,823)
                                                        ==========  ============  ==========  ============

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE TRUSTEES OF GMO TRUST AND THE SHAREHOLDERS OF
GMO EMERGING COUNTRY DEBT SHARE FUND

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Emerging Country Debt Share Fund (the "Fund") (a series of GMO Trust) at February 28, 2003, and the results of its operations, the changes in its net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2003 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 15, 2003

TRUSTEES AND OFFICERS (UNAUDITED)
The following tables list the Trust's Trustees and officers; their address and age; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information includes additional information about the Trust's trustees and is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

INDEPENDENT TRUSTEES:

                                                                                                   Number of
                                                                                                 Portfolios in
                                                        Term of              Principal               Fund
                                                     Office(1) and         Occupation(s)            Complex           Other
              Name, Address,         Position(s)       Length of            During Past            Overseen       Directorships
                 and Age           Held with Fund     Time Served           Five Years            by Trustee     Held by Trustee
         ------------------------  ---------------  ---------------  -------------------------  ---------------  ---------------
         Jay O. Light              Trustee of the   Since May 1996   Professor of Business            39              *(2)
         c/o GMO Trust             Trust                             Administration and Senior
         40 Rowes Wharf                                              Associate Dean, Harvard
         Boston, MA 02110                                            University.
         Age: 61

         Donald W. Glazer, Esq.    Trustee of the   Since December   Advisory Counsel, Goodwin        39              None
         c/o GMO Trust             Trust            2000             Procter LLP; Secretary
         40 Rowes Wharf                                              and Consultant,
         Boston, MA 02110                                            Provant, Inc. (provider
         Age: 58                                                     of performance
                                                                     improvement training
                                                                     services and products)
                                                                     (1998 - present);
                                                                     Consultant -- Business
                                                                     and Law.

1 Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.
2 Mr. Light is a director of Harvard Management Company, Inc. and Security Capital European Realty. Neither of these companies has a class of securities registered pursuant to Section 12 of the Securities Exchange Act or subject to the requirements of Section 15(d) of the Act and neither of these companies is a registered investment company.

INTERESTED TRUSTEES:

                                                                                                   Number of
                                                                                                 Portfolios in
                                                        Term of              Principal               Fund
                                                     Office(1) and         Occupation(s)            Complex           Other
              Name, Address,         Position(s)       Length of            During Past            Overseen       Directorships
                 and Age           Held with Fund     Time Served           Five Years            by Trustee     Held by Trustee
         ------------------------  ---------------  ---------------  -------------------------  ---------------  ---------------

         R. Jeremy Grantham(3)     Chairman of the  Since September  Member, Grantham, Mayo,          39              None
         c/o GMO Trust             Board of         1985. President  Van Otterloo & Co. LLC.
         40 Rowes Wharf            Trustees of the  from February
         Boston, MA 02110          Trust            2002 - October
         Age: 64                                    2002.

1 Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.
3 Trustee is deemed to be an "interested person" of the Trust and Grantham, Mayo, Van Otterloo & Co. LLC, as defined by the 1940 Act.

PRINCIPAL OFFICERS:

                                                                          Term of Office(4)            Principal Occupation(s)
              Name, Address,                 Position(s)                    and Length of                    During Past
                  and Age                   Held with Fund                   Time Served                      Five Years
         -------------------------  ------------------------------  ------------------------------  ------------------------------

         Scott Eston                President and Chief Executive   President and Chief Executive   Chief Financial Officer
         c/o GMO Trust              Officer of the Trust            Officer since October 2002;     (1997 - present), Chief
         40 Rowes Wharf                                             Vice President from August      Operating Officer (2000 -
         Boston, MA 02110                                           1998 - October 2002.            present) and Member, Grantham,
         Age: 47                                                                                    Mayo, Van Otterloo & Co. LLC.

         Susan Randall Harbert      Chief Financial Officer and     Chief Financial Officer Since   Member, Grantham, Mayo, Van
         c/o GMO Trust              Treasurer of the Trust          February 2000; Treasurer since  Otterloo & Co. LLC.
         40 Rowes Wharf                                             February 1998.
         Boston, MA 02110
         Age: 45

         Brent Arvidson             Assistant Treasurer of the      Since September 1998.           Senior Fund Administrator,
         c/o GMO Trust              Trust                                                           Grantham, Mayo, Van
         40 Rowes Wharf                                                                             Otterloo & Co. LLC.
         Boston, MA 02110
         Age: 33

         William R. Royer, Esq.     Vice President and Clerk of     Vice President since February   General Counsel, Anti- Money
         c/o GMO Trust              the Trust                       1997; Clerk since March 2001;   Laundering Reporting Officer
         40 Rowes Wharf                                             May 1999 - August 1999.         (July 2002 - February 2003)
         Boston, MA 02110                                                                           and Member, Grantham, Mayo,
         Age: 37                                                                                    Van Otterloo & Co. LLC.

         Elaine M. Hartnett, Esq.   Vice President and Secretary    Vice President since August     Associate General Counsel,
         c/o GMO Trust              of the Trust                    1999; Secretary since March     Grantham, Mayo, Van
         40 Rowes Wharf                                             2001.                           Otterloo & Co. LLC (June
         Boston, MA 02110                                                                           1999 - present); Associate/
         Age: 58                                                                                    Junior Partner, Hale and Dorr
                                                                                                    LLP (1991 - 1999).

         Julie Perniola             Vice President and Anti- Money  Since February 2003.            Anti-Money Laundering
         c/o GMO Trust              Laundering Compliance Officer                                   Reporting Officer (February
         40 Rowes Wharf                                                                             2003 - present) and Compliance
         Boston, MA 02110                                                                           Officer, Grantham, Mayo, Van
         Age: 32                                                                                    Otterloo & Co. LLC.

4 Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

GMO EMERGING MARKETS FUND
(A SERIES OF GMO TRUST)
ANNUAL REPORT
FEBRUARY 28, 2003

GMO EMERGING MARKETS FUND
(A SERIES OF GMO TRUST)
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT

Day-to-day management of the Fund's portfolio is the responsibility of the Emerging Markets Quantitative Division at Grantham, Mayo, Van Otterloo & Co. LLC.

MANAGEMENT DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

The Class III shares of the GMO Emerging Markets Fund returned -9.1% for the fiscal year ended February 28, 2003. The Fund's benchmark, the S&P/IFC Investable Composite, returned -11.6% during the same period.

We normally expect to obtain approximately 70% of our value added from country selection and the rest from stock selection. During the fiscal year we were on target with 1.5% added value coming from country selection and 1.0% coming from security selection.

Like the previous three years, our largest overweight for 2002 came in the TIP (Thailand, Indonesia, Philippines) region. While Philippines disappointed this year (falling over 30%), Thailand and Indonesia were two of the top performing markets on the back of strengthening economies and political reforms. Both markets were approximately flat over the past 12 months, outperforming the global emerging markets by 12%. Our overweight of this region added 0.8% to performance.

The biggest driver outside of Asia was the weakening U.S. dollar (on the back of economic uncertainty and the looming war in Iraq). A weak dollar meant a strong euro, strong gold price, and strong commodity prices in general. South Africa and Russia (up 34% and 35%, respectively) were the biggest beneficiaries of this move because of their high concentration in mining and oil. Our 3.6% underweight of South Africa cost the Fund 1.5%. This was partially balanced by the 2.5% overweight in Russia, which added 0.8%.

Eastern Europe, with Czech Republic, Poland, and Hungary set to enter the Eurozone in 2004, also benefited from the weak dollar. We are overweight the Czech Republic and Poland, and building weight in all three markets. Our combined 3% bet on the region added 0.8% to performance.

Mexico found itself on the other side of the dollar trade. Having risen in sympathy with the strong dollar in the late-1990s, the Mexican peso fell rapidly, even against the already weak dollar over the past 12 months. We have been underweight in this market for 3 years on the back of an overvalued market and currency. Our 6.4% underweight added 0.9% to performance.

Value stocks strung together their third straight year of strong returns. The cheapest third of stocks outperformed by 4%, while their expensive counterparts lagged by over 8%. Our bet on these two groups added 1% to performance.

GMO EMERGING MARKETS FUND
(A SERIES OF GMO TRUST)
--------------------------------------------------------------------------------

OUTLOOK

For the second year, emerging equities significantly outperformed their global counterparts in a difficult environment. The S&P 500 and MSCI EAFE fell 22.7% and 17.5%, respectively, over the year ended February 28, 2003, further supporting the case for emerging markets as a diversifying asset class.

Nevertheless, there is even more hope for the future. A couple of secular trends fuel this optimism. First there is a realization among emerging market policymakers that they need to reduce their dependence on export-led growth and boost their domestic economy. This has led to low interest rates, driving up consumption in most of our investable markets. Second, as western economies struggle to recover from the overhang of the bubble, cost control through outsourcing has become a mainstream strategy. Production and services are being moved aggressively to lower-cost destinations, primarily in emerging markets.

As always, short-term (absolute) performance of the asset class will likely be driven by global equity moves, global growth, and any developments in the conflict with Iraq. But, trading at 10 times price to earnings, with strong growth prospects, emerging markets have a safety net that the rest of global equities do not. We would expect the asset class to continue to outperform global equities.

THE VIEWS EXPRESSED HEREIN ARE EXCLUSIVELY THOSE OF GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC MANAGEMENT AS OF THE DATE OF THIS REPORT AND ARE SUBJECT TO CHANGE. THEY ARE NOT MEANT AS INVESTMENT ADVICE.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC


COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
       GMO EMERGING MARKETS FUND CLASS III SHARES
       AND THE S&P/IFC INVESTABLE COMPOSITE INDEX
                AS OF FEBRUARY 28, 2003                   GMO EMERGING MARKETS FUND  S&P/IFC INVESTABLE COMPOSITE INDEX
12/9/93                                                                      $9,920                             $10,000
12/31/93                                                                    $10,926                             $11,127
3/31/94                                                                     $11,035                              $9,812
6/30/94                                                                     $10,926                              $9,500
9/30/94                                                                     $13,232                             $11,776
12/31/94                                                                    $11,612                              $9,792
3/31/95                                                                      $9,679                              $8,352
6/30/95                                                                     $10,808                              $9,082
9/30/95                                                                     $10,895                              $9,051
12/31/95                                                                    $10,152                              $8,967
3/31/96                                                                     $11,101                              $9,642
6/30/96                                                                     $11,885                             $10,060
9/30/96                                                                     $11,324                              $9,834
12/31/96                                                                    $11,334                              $9,809
3/31/97                                                                     $12,566                             $10,744
6/30/97                                                                     $14,154                             $11,392
9/30/97                                                                     $14,509                             $10,364
12/31/97                                                                    $11,322                              $8,363
3/31/98                                                                     $11,821                              $8,950
6/30/98                                                                      $8,483                              $7,051
9/30/98                                                                      $6,746                              $5,520
12/31/98                                                                     $8,052                              $6,521
3/31/99                                                                      $8,922                              $7,233
6/30/99                                                                     $11,991                              $8,952
9/30/99                                                                     $10,885                              $8,671
12/31/99                                                                    $14,311                             $10,899
3/31/2000                                                                   $14,561                             $11,046
6/30/2000                                                                   $12,689                              $9,915
9/30/2000                                                                   $11,679                              $8,627
12/31/2000                                                                  $10,333                              $7,438
3/31/2001                                                                   $10,520                              $7,075
6/30/2001                                                                   $11,321                              $7,588
9/30/2001                                                                    $9,393                              $5,890
12/31/2001                                                                  $11,343                              $7,569
3/31/2002                                                                   $13,643                              $8,548
6/30/2002                                                                   $12,646                              $7,874
9/30/2002                                                                   $10,526                              $6,640
12/31/2002                                                                  $11,434                              $7,272
2/28/2003                                                                   $11,330                              $7,063

AVERAGE ANNUAL TOTAL RETURN
                                                SINCE
                                              INCEPTION
                             1 YEAR   5 YEAR   12/9/93
Class III                    -10.59%  -0.21%      1.36%
                                                 1/9/98
Class IV                     -10.54%  -0.17%      1.86%

Performance shown is net of all fees after reimbursement from the manager. Returns and net asset values of fund investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. Each performance figure assumes purchase at the beginning and redemption at the end of the stated period and reflects a transaction fee of 80 bp on the purchase and 80 bp on the redemption. Transaction fees are retained by the Fund to cover trading costs. Performance for Class IV shares may vary due to different shareholder servicing fees. Past performance is not indicative of future performance. Information is unaudited.

GMO EMERGING MARKETS FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2003

   SHARES      DESCRIPTION                                                VALUE ($)
--------------------------------------------------------------------------------------
               COMMON STOCKS -- 80.2%
               ARGENTINA -- 0.6%
      180,400  BBVA Banco Frances SA ADR*                                      862,312
      291,000  Grupo Financiero Galicia SA ADR*                                739,140
       63,500  IRSA Inversiones y Representaciones SA GDR*                     481,965
      715,700  Perez Companc SA ADR*                                         5,217,453
      613,450  Telecom Argentina SA ADR*                                     2,466,069
      122,779  Tenaris SA ADR*                                               2,749,022
                                                                        --------------
                                                                            12,515,961
                                                                        --------------
               BRAZIL -- 2.5%
2,408,716,800  Banco do Brasil SA                                            6,479,037
  718,408,500  Companhia Siderurgica Nacional SA                            12,480,058
1,288,732,000  Electrobras                                                   6,066,320
      356,500  Petroleo Brasileiro SA (Petrobras)                            4,775,642
      178,000  Petroleo Brasileiro SA (Petrobras) ADR                        2,379,860
    1,441,200  Souza Cruz (Registered)                                       8,047,945
  452,301,000  Tele Norte Leste Participacoes SA                             2,154,418
      451,750  Vale Do Rio Doce                                             13,163,911
                                                                        --------------
                                                                            55,547,191
                                                                        --------------
               CHILE -- 0.4%
       16,400  AFP Provida SA ADR                                              367,032
       79,300  Banco Santander Chile SA ADR                                  1,420,263
       33,500  Compania de Telecommunicaciones de Chile ADR                    316,910
       84,800  Cristalerias de Chile SA ADR                                  1,547,600
       94,000  Embotelladora Andina SA ADR                                     606,300
      720,481  Enersis SA ADR*                                               2,881,924
      126,400  Masisa SA ADR                                                   783,680
       13,500  Sociedad Quimica y Minera de Chile ADR                          301,050
                                                                        --------------
                                                                             8,224,759
                                                                        --------------
               CHINA -- 9.9%
   36,340,000  Brilliance China Automotive Holdings Ltd                      8,480,312
   45,683,000  China Eastern Airlines Corp Ltd Class H                       5,974,620
   32,240,000  China Everbright Ltd                                          9,714,454
    4,188,000  China Insurance International Holdings Co Ltd                 2,282,186
   12,217,000  China Mobile Ltd*                                            26,316,575
      284,800  China Mobile Ltd ADR*                                         3,115,712

              See accompanying notes to the financial statements.              1

GMO EMERGING MARKETS FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2003

   SHARES      DESCRIPTION                                                VALUE ($)
--------------------------------------------------------------------------------------
               CHINA -- CONTINUED
   98,229,000  China Petroleum & Chemical Corp Class H                      18,514,525
    6,706,000  China Resources Enterprise Ltd                                6,018,900
   25,954,000  China Unicom*                                                15,723,949
      398,800  China Unicom ADR*                                             2,460,596
    9,522,940  Chongqing Changan Automobile Co Ltd Class B                   4,823,071
   10,882,000  CNOOC Ltd                                                    15,278,417
       52,000  CNOOC Ltd ADR                                                 1,449,240
   14,756,000  Cosco Pacific Ltd                                            13,338,693
   53,668,800  Denway Motors Ltd                                            20,644,228
   13,546,000  Guangdong Investments Ltd*                                    2,049,503
    8,426,000  Huaneng Power International Inc Class H                       7,508,648
   10,528,000  Legend Holdings Ltd                                           3,610,981
    2,607,000  People's Food Holdings Ltd                                    1,341,612
  124,363,000  PetroChina Co Ltd Class H                                    25,991,677
   18,716,000  Shandong International Power Development Co Ltd Class H       4,247,582
    4,403,000  Shanghai Industrial Holdings Ltd Class H                      6,831,083
    8,686,000  Sinopec Shanghai Petrochemical Co Ltd Class H*                1,458,971
   10,662,000  TCL International Holdings Ltd                                2,768,339
    7,700,000  Top Form International Ltd*                                     957,675
    5,121,847  TPV Technology Ltd                                            1,477,626
    2,050,000  Victory City International Holdings                             502,045
   10,146,918  Zhejiang Southeast Electric Power Co Class B                  6,270,795
                                                                        --------------
                                                                           219,152,015
                                                                        --------------
               CZECH REPUBLIC -- 2.5%
      378,376  Ceske Radiokomunikace*                                        2,439,305
      937,965  Ceski Telecom AS*                                             8,592,891
    4,402,378  CEZ AS                                                       13,742,447
      339,000  Komercni Banka AS                                            24,327,584
       48,000  Komercni Banka AS GDR                                         1,152,000
       14,330  Philip Morris CR AS                                           5,358,173
                                                                        --------------
                                                                            55,612,400
                                                                        --------------
               EGYPT -- 0.4%
      188,744  Commercial International Bank                                 1,184,940
      147,216  Eastern Tobacco Co                                            1,452,355
      590,136  Egyptian International Pharmaceuticals Industries Co            910,344
      721,257  MobiNil-Egyptian Mobile Services Co                           4,784,230
                                                                        --------------
                                                                             8,331,869
                                                                        --------------

              See accompanying notes to the financial statements.
2

GMO EMERGING MARKETS FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2003

   SHARES      DESCRIPTION                                                VALUE ($)
--------------------------------------------------------------------------------------
               HUNGARY -- 0.5%
       22,150  Gedeon Richter Rt                                             1,356,972
      103,400  Magyar Tavkozlesi Rt (Matav) ADR                              1,684,386
       74,600  MOL Magyar Olaj es Gazipari Rt (New Shares)                   1,608,648
      621,300  OTP Bank Rt                                                   6,057,039
       73,100  Pannonplast Rt                                                  481,783
                                                                        --------------
                                                                            11,188,828
                                                                        --------------
               INDIA -- 0.7%
      575,300  Bharat Heavy Electricals Ltd                                  2,533,420
        1,060  BSES Ltd                                                          5,093
          900  Cipla Ltd                                                        14,463
        3,000  Cipla Ltd (New Shares)(a)                                             1
          850  Escorts Ltd                                                         745
      133,200  e-Serve International Ltd                                     1,372,381
      203,900  Galaxy Entertainment Corp*                                       77,428
        1,318  Great Eastern Shipping Co                                         1,016
        2,990  HCL Infosytems Ltd                                                5,457
          400  ITC Ltd                                                           5,455
           87  Mahindra GESCO Developers Ltd                                        24
       21,500  Mastek Ltd                                                      262,971
       21,275  NIIT Ltd                                                         60,368
      102,750  Polaris Software Lab                                            318,392
       71,360  Ranbaxy Laboratories Ltd GDR                                  1,027,584
        8,029  Reliance Industries                                              49,557
      179,500  Reliance Industries Ltd GDR 144A                              2,234,775
      355,600  State Bank of India GDR                                       5,049,520
      339,900  Tata Engineering & Locomotive GDR*                            1,148,862
      524,200  U TV Software Comm Ltd*+(a)                                     274,940
      206,046  Venky's (India) Ltd                                             208,575
          200  Wockhardt Life Sciences Ltd*                                        104
        2,100  Wockhardt Ltd                                                    20,046
                                                                        --------------
                                                                            14,671,177
                                                                        --------------
               INDONESIA -- 4.4%
   25,161,692  Astra International Tbk*                                      6,656,158
   69,382,000  Bank Central Asia Tbk                                        19,330,270
   14,803,400  Bimantara Citra Tbk PT                                        3,999,343
   30,109,200  Citra Marga Nusaphala Persad*                                 1,152,376
    5,915,500  Gudang Garam                                                  5,027,526

              See accompanying notes to the financial statements.              3

GMO EMERGING MARKETS FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2003

   SHARES      DESCRIPTION                                                VALUE ($)
--------------------------------------------------------------------------------------
               INDONESIA -- CONTINUED
   33,535,500  HM Sampoerna Tbk                                             11,136,345
   28,275,800  Indah Kiat Pulp & Paper*                                        557,018
   32,617,500  Indofood Sukses Makmur Tbk                                    2,111,224
      896,000  Indonesian Satellite Corp Tbk PT                                791,760
   29,868,000  Indorama Synthetics*                                          1,361,686
    3,154,000  International Nickel*                                         2,272,258
   41,841,000  Mayora Indah Tbk                                              1,695,588
      186,900  PT Indosat (Persero) Tbk Class B ADR                          1,626,030
   38,503,000  PT Matahari Putra Prima Tbk                                   1,690,344
    2,798,000  Semen Gresik                                                  2,299,251
      301,969  Telekomunikasi Indonesia Class B ADR                          2,415,752
   83,810,280  Telekomunikasi IndonesiaTbk PT Class B                       33,727,895
                                                                        --------------
                                                                            97,850,824
                                                                        --------------
               ISRAEL -- 0.0%
       11,736  Clal Industries Ltd*                                             33,347
                                                                        --------------
               LEBANON -- 0.0%
       24,118  Banque Libanaise*                                               132,649
                                                                        --------------
               MALAYSIA -- 1.4%
      301,000  Affin Holdings Berhad                                            64,953
   11,064,000  Arab-Malaysian Corp Berhad*                                   2,664,095
      710,000  Edaran Otomobil Berhad                                        1,457,368
    4,310,000  Highlands and Lowlands Berhad                                 3,334,579
    1,978,400  Hong Leong Credit Berhad                                      2,051,288
    2,963,000  IJM Corp Berhad Class A                                       3,680,358
    1,298,800  IOI Corp Berhad                                               2,033,647
    1,546,873  Malakoff Berhad                                               1,644,570
    1,159,000  Malaysian International Shipping (Foreign Registered)         2,196,000
      632,000  Malaysian Oxygen Berhad                                       1,729,684
      482,667  OYL Industries BHD                                            2,921,406
    1,262,000  Perusahaan Otomobil Nasional                                  2,656,842
    1,039,000  Resorts World Berhad                                          2,583,829
    3,491,700  Saship Holdings*(a)(b)                                            9,189
      137,463  Silverstone Corp BHD*                                             6,692
    1,206,000  Sime UEP Properties Berhad                                    1,269,474
   14,130,000  Tan Chong International Ltd                                   1,757,395
                                                                        --------------
                                                                            32,061,369
                                                                        --------------

              See accompanying notes to the financial statements.
4

GMO EMERGING MARKETS FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2003

   SHARES      DESCRIPTION                                                VALUE ($)
--------------------------------------------------------------------------------------
               MEXICO -- 0.8%
    1,963,000  Alfa SA Class A                                               2,855,402
      106,110  America Movil SA de CV ADR                                    1,464,318
       68,147  Cemex SA de CV ADR (Participating Certificates)               1,223,239
       16,524  Cemex SA de CV CPO                                               59,417
    1,084,300  Corporacion GEO SA de CV Series B*                            2,061,405
    3,840,000  Grupo Cementos de Chihuahua SA de CV*                         2,608,518
    8,232,755  Grupo Financiero Serfin SA de CV Class B*(a)(b)                   7,457
    3,720,000  Grupo Herdez SA de CV*                                        1,179,268
      519,500  Grupo Modelo SA de CV Class C                                 1,072,808
      209,400  Telefonos de Mexico Class L ADR                               6,087,258
                                                                        --------------
                                                                            18,619,090
                                                                        --------------
               PERU -- 0.0%
       39,200  Cia de Minas Buenaventura SA ADR                                987,840
      146,238  Union de Cervecerias Peruanas Backus & Johnson SA                57,998
                                                                        --------------
                                                                             1,045,838
                                                                        --------------
               PHILIPPINES -- 2.2%
   36,062,184  Ayala Corp                                                    2,810,899
  167,333,000  Ayala Land Inc                                               14,270,490
    3,108,400  Bank of the Philippine Islands                                1,824,279
   71,648,450  Filinvest Land Inc*                                           1,143,222
   12,255,528  First Philippine Holdings*                                    1,843,106
      201,212  Globe Telecom Inc*                                            1,937,392
    8,511,305  Ionics Circuits Inc                                              78,050
      674,000  Ionics EMS Inc                                                   52,319
    2,894,410  Metropolitan Bank & Trust Co                                  1,459,812
    1,366,110  Philippine Long Distance Telephone*                           7,328,513
       50,000  Philippine Long Distance Telephone GDR 144A                   1,200,000
    7,324,551  San Miguel Corp Class B                                       9,000,365
   48,611,000  SM Prime Holdings                                             4,725,141
                                                                        --------------
                                                                            47,673,588
                                                                        --------------
               POLAND -- 1.2%
      303,400  Bank Pekao SA*                                                6,838,625
      400,200  BRE Bank SA                                                   6,954,575
    2,085,800  KGHM Polska Miedz SA*                                         6,662,961

              See accompanying notes to the financial statements.              5

GMO EMERGING MARKETS FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2003

   SHARES      DESCRIPTION                                                VALUE ($)
--------------------------------------------------------------------------------------
               POLAND -- CONTINUED
    1,490,200  Polski Koncern Naftowy Orlen                                  6,531,205
                                                                        --------------
                                                                            26,987,366
                                                                        --------------
               RUSSIA -- 5.0%
      632,610  Bashneft*                                                     1,783,960
    2,649,789  Chelyabinsk Pipe Works                                          271,603
        7,500  Cherepovets MK Severstal*                                       431,250
       17,100  Dalmoreproduct                                                    3,420
       90,000  Divot Holdings NV*+(a)(b)                                           900
      272,800  Electrosila*                                                    777,480
       29,221  Elsib                                                            58,442
      479,997  JSC Mining & Smelting Co ADR*                                11,939,925
       37,000  Lukoil ADR 144A                                               2,210,750
      159,300  Lukoil Holding Co ADR                                         9,518,175
       38,700  Mobile Telesystems ADR*                                       1,654,812
      785,700  North-West Telecom                                              272,638
      350,000  Onaco Oil Co*                                                   546,000
       40,000  Orenburgneft*                                                   448,400
      548,200  Rostelecom ADR                                                4,522,650
      135,000  Russia Petroleum*                                               810,000
       35,500  Sberbank RF                                                   7,515,350
       10,000  Seversky Tube Works ADR*                                         62,000
        6,375  Severstal-Auto*                                                   6,375
        6,375  Severstal-Resursources*                                             638
    8,896,214  Sibirtelecom                                                    226,853
      353,100  Sibneft ADR*                                                  7,591,650
      116,810  Sun Interbrew Ltd Class A GDR*                                  379,633
      718,000  Sun Interbrew Ltd Class B GDR*                                2,692,500
      119,450  Tatneft ADR                                                   2,006,760
       37,000  Trade House GUM ADR*                                            114,700
        2,400  Udmurtneft*                                                     240,000
      214,000  United Heavy Machinery ADR 144A*                              1,198,400
    1,345,180  United Heavy Machinery Uralmash-Izhora Group ADR*             7,533,008
      155,000  Yukos Corp ADR                                               25,458,750
    1,878,500  Yukos Oil                                                    20,522,613
                                                                        --------------
                                                                           110,799,635
                                                                        --------------
               SOUTH AFRICA -- 8.8%
    4,705,940  ABSA Group Ltd                                               19,488,709

6             See accompanying notes to the financial statements.

GMO EMERGING MARKETS FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2003

   SHARES      DESCRIPTION                                                VALUE ($)
--------------------------------------------------------------------------------------
               SOUTH AFRICA -- CONTINUED
    3,003,800  AECI Ltd                                                      9,534,572
    3,648,000  African Bank Investments Ltd                                  2,903,890
      154,690  AngloGold Ltd                                                 4,961,719
    2,169,493  Anglovaal Industries Inc                                      3,550,769
    5,501,000  Foschini Ltd                                                  7,912,066
    1,504,000  Gencor Ltd                                                    7,785,644
        6,900  Goldfields Ltd                                                   86,409
        4,000  Harmony Gold Mining Co Ltd                                       54,804
      150,000  Impala Platinum Holdings Ltd                                  9,117,060
    7,184,375  Iscor Ltd                                                    15,811,665
      782,279  Kumba Resources Ltd                                           2,909,867
      246,008  Liberty International Plc                                     2,226,703
    3,560,000  MTN Group Ltd*                                                5,627,953
    1,018,000  Nampak Ltd                                                    1,571,475
    1,218,000  Naspers Ltd                                                   3,458,382
    1,832,716  Nedcor Ltd                                                   21,815,072
    2,793,200  Premier Group Ltd*(a)                                             3,463
    3,098,770  Remgro Ltd                                                   22,476,850
           47  Sage Group Ltd                                                       10
   18,013,057  Sanlam Ltd                                                   15,857,547
    2,090,110  Sasol Ltd                                                    24,606,756
      833,000  Standard Bank Investment Corp                                 2,969,430
      452,000  Tiger Brands Ltd                                              3,547,582
      761,200  Tongaat-Hulett Group                                          3,492,133
    2,152,000  Venfin Ltd*                                                   4,362,649
                                                                        --------------
                                                                           196,133,179
                                                                        --------------
               SOUTH KOREA -- 14.5%
       38,180  Amorepacific Corp                                             2,910,719
      175,400  Cheil Industries Inc                                          2,093,956
    1,955,400  Chohung Bank*                                                 6,020,270
      199,620  Daelim Industrial Co Ltd                                      2,809,547
    1,367,500  Daesang Corp                                                  2,211,096
       12,330  Gwangju Shinsegae Co Ltd                                        413,186
       78,450  Hanil Cement Manufacturing                                    2,132,704
    1,257,500  Hankook Tire Co Ltd                                           2,744,345
      221,840  Hanssem Co Ltd                                                2,053,644
    1,536,348  Hanwha Corp*                                                  2,419,750
      437,840  Hyosung Corp                                                  3,924,842
       67,400  Hyundai Motor Co                                              1,417,283

              See accompanying notes to the financial statements.              7

GMO EMERGING MARKETS FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2003

   SHARES      DESCRIPTION                                                VALUE ($)
--------------------------------------------------------------------------------------
               SOUTH KOREA -- CONTINUED
       64,900  Kangwon Land Inc                                              6,986,680
      791,600  KIA Motors Corp                                               5,006,979
       98,400  Kookmin Credit Card Co Ltd*                                   1,467,365
    1,740,170  Korea Electric Power Corp                                    26,168,518
    2,062,800  Korea Exchange Bank*                                          6,221,321
      192,300  Korean Air Lines                                              2,174,884
      399,500  KT Corp                                                      14,609,119
      346,600  KT Freetel*                                                   7,114,062
      539,700  KT&G Corp                                                     7,573,388
      576,000  KT&G Corp GDR 144A                                            4,032,000
      481,700  LG Chemicals Ltd                                             14,931,429
      309,410  LG Electronics Inc                                           10,446,298
      335,800  LG Engineering & Construction Ltd                             3,966,640
       72,950  LG Household & Health Care Ltd                                1,558,434
      355,500  LG International Corp                                         1,474,239
    2,553,600  LG Investment & Securities Co Ltd                            26,955,439
      252,800  Poongsan Corp                                                 2,054,338
      141,276  POSCO                                                        13,078,371
      674,600  Samsung Corp                                                  3,492,672
      383,000  Samsung Electronics                                          89,681,649
       63,860  Samsung Fire & Marine Insurance                               3,049,487
       54,400  Samsung SDI Co Ltd                                            3,099,066
      100,841  Shin Young Securities Co                                      1,161,617
       21,400  Shinsegae Co Ltd                                              2,760,943
    1,314,870  SK Corp                                                      13,879,581
      513,945  SK Global*                                                    3,401,471
        1,500  SK Telecom                                                      207,347
      214,000  SK Telecom ADR                                                3,293,460
    1,390,400  Ssangyong Motor*                                              6,639,534
      621,962  Taihan Electric Wire                                          2,475,030
       27,800  Tongyang Confectionery Co                                     1,164,495
                                                                        --------------
                                                                           321,277,198
                                                                        --------------
               SRI LANKA -- 0.0%
      333,600  Lanka Walltile Ltd                                              112,761
    1,591,169  Millenium Information Technology*+(a)                           787,470
                                                                        --------------
                                                                               900,231
                                                                        --------------

              See accompanying notes to the financial statements.
8

GMO EMERGING MARKETS FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2003

   SHARES      DESCRIPTION                                                VALUE ($)
--------------------------------------------------------------------------------------
               TAIWAN -- 11.7%
   12,342,290  Ambassador Hotel*                                             3,569,497
    1,412,000  Ambit Microsystems Corp                                       4,347,741
   15,040,050  Asustek Computer Inc                                         25,535,624
    5,848,055  Chang Hwa Bank                                                2,625,314
   54,273,020  China Development Financial Holding Corp*                    20,459,757
   13,780,400  China Housing Food & Synthetic*                               1,594,164
    8,058,000  China Manmade Fibers*                                         3,455,085
   14,347,000  China Steel Corp                                              8,917,847
   26,310,000  Chinatrust Financial Holding Co*                             21,123,712
    9,971,000  Compal Electronics Inc                                        9,612,331
    2,623,000  Delta Electronics Inc                                         2,747,545
    3,990,110  Evergreen Marine Corp                                         2,709,830
    5,044,710  First Financial Holding Co Ltd*                               3,150,222
    5,587,000  Formosa Chemicals & Fibre Co                                  5,562,883
    3,617,000  Formosa Plastics Corp                                         4,548,573
    3,159,785  Formosa Taffeta Co                                            1,318,471
    4,720,000  Fubon Financial Holding Co Ltd                                3,708,086
    1,725,250  GigaByte Technology Co Ltd                                    2,333,432
    2,240,288  Hon Hai Precision Industry Co Ltd                             7,220,497
   17,540,880  Hsinchu International Bank*                                   7,092,068
   19,393,200  Inventec Co Ltd                                              11,161,554
   13,493,606  Mega Financial Holdings Co Ltd*                               6,562,358
   11,734,050  Nan Ya Plastic Corp                                          11,615,865
   11,994,886  Orient Semiconductor Electronics Ltd*                         1,846,695
   38,836,000  Ritek Corp                                                   18,328,357
    5,716,000  Synnex Technology International Corp                          7,994,176
   32,247,010  Taiwan Cement Corp*                                          11,367,651
   12,381,909  Taiwan Semiconductor*                                        14,965,185
   13,786,914  Teco Electric & Machinery*                                    4,185,667
    6,980,472  United Microelectronics*                                      3,957,275
      632,167  United Microelectronics ADR*                                  2,041,899
   15,549,000  Waterland Financial Holdings*                                 3,132,173
    2,078,000  Wintek Corp*                                                  1,734,158
   27,803,040  Yageo Corp*                                                   7,600,831
    8,708,810  Yang Ming Marine Transport*                                   4,586,222
    6,371,000  Yulon Motor Co                                                7,535,197
                                                                        --------------
                                                                           260,247,942
                                                                        --------------
               THAILAND -- 6.5%
   10,329,295  Advanced Info Service Pcl (Foreign Registered)                9,415,508

              See accompanying notes to the financial statements.              9

GMO EMERGING MARKETS FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2003

   SHARES      DESCRIPTION                                                VALUE ($)
--------------------------------------------------------------------------------------
               THAILAND -- CONTINUED
        2,705  Advanced Info Service Pcl NVDR                                    2,418
      433,000  Bangkok Bank Pcl (Foreign Registered)*                          642,643
      629,000  Bangkok Bank Pcl NVDR*                                          786,526
   16,339,700  Bangkok Expressway Pcl (Foreign Registered)(a)                5,728,538
   19,778,000  Bank of Ayudhya Pcl (Foreign Registered)*                     3,698,119
    2,034,100  Banpu Pcl (Foreign Registered)(a)                             1,806,610
      853,400  BIG C Supercenter Pcl (Foreign Registered)*(a)                  289,221
    4,292,800  BIG C Supercenter Pcl NVDR*                                   1,454,846
    2,352,800  Central Pattana Pcl (Foreign Registered)*(a)                  1,264,798
    1,847,600  Central Pattana Pcl NVDR*                                       993,217
   21,105,640  Charoen Pokphand Foods Pcl (Foreign Registered)(a)            2,071,840
      836,460  Electricity Generating Pcl (Foreign Registered)                 782,012
    2,109,300  Electricity Generating Pcl NVDR                               1,947,350
    5,724,000  GMM Grammy Pcl (Foreign Registered)                           2,648,947
       13,450  Italian-Thai Development Pcl (Foreign Registered)*(a)             5,250
   53,112,100  Land & House Pcl NVDR                                         9,248,221
   32,154,200  National Finance Pcl NVDR*                                    9,845,040
    3,927,000  National Petrochemical (Foreign Registered)(a)                4,635,117
    3,608,158  PTT Exploration & Production Pcl (Foreign
                 Registered)(a)                                             10,878,868
   12,639,200  PTT Pcl (Foreign Registered)(a)                              12,924,273
    8,879,000  Quality House Co Ltd (Foreign Registered)*(a)                 1,276,285
      590,000  Regional Container Lines (Foreign Registered)                   723,969
    1,707,000  Saha Pathana International Holdings Pcl (Foreign
                 Registered)(a)                                              3,191,773
    3,004,100  Saha Union Pcl (Foreign Registered)(a)                        1,263,849
   16,566,000  Sansiri Pcl (Foreign Registered)*(a)                          2,381,229
      956,900  Siam Cement Pcl NVDR                                         27,554,068
    6,844,300  Siam Commercial Bank Pcl (Foreign Registered)*                5,199,013
    3,108,050  Star Block Co Ltd (Foreign Registered)*(a)                          726
   11,335,000  Thai Farmers Bank NVDR*                                       7,616,717
    5,703,650  Thai German Ceramics Industry (Foreign Registered)(a)         5,265,728
    5,630,800  Thai Union Frozen Products Pcl (Foreign Registered)           2,421,566
    7,136,300  Tisco Finance Pcl (Foreign Registered)*(a)                    3,135,735
    1,355,000  Univenture Pcl (Foreign Registered)(a)                          823,419
    2,145,000  Univenture Pcl NVDR*                                          1,303,494
                                                                        --------------
                                                                           143,226,933
                                                                        --------------
               TURKEY -- 5.8%
  322,496,000  Adana Cimento Class A                                         1,474,614
8,135,552,138  Akbank TAS*                                                  31,084,791
  590,573,500  Akcansa Cimento AS                                            1,720,117

10            See accompanying notes to the financial statements.

GMO EMERGING MARKETS FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2003

   SHARES      DESCRIPTION                                                VALUE ($)
--------------------------------------------------------------------------------------
               TURKEY -- CONTINUED
  174,518,000  Aksa Akrilik Kimya Sanayii                                    1,694,350
  524,656,000  Aksigorta AS                                                  1,840,322
  361,385,000  Anadolu Isuzu Otomotiv Sanay*                                 2,376,788
  527,411,000  Arcelik AS                                                    4,790,141
  262,055,000  Aselsan Askeri Elektroni*                                     2,626,295
   24,163,000  Brisa Bridgestone Sabanci                                       688,642
  930,300,000  Carsi Buyuk Magazacilik AS*                                   1,019,746
  393,489,000  Doktas Dokumculuk Ticaret*                                      776,380
   57,359,000  Eczacibasi Yapi*                                              1,329,335
   88,185,000  Enka Insaat ve Sanayi AS*                                     2,485,640
1,072,251,000  Eregli Demir ve Celik Fabrikalari TAS*                       11,753,456
5,236,795,000  Finansbank*                                                   3,148,965
  695,675,000  Ford Otomotive Sanayii AS*                                    7,516,689
   78,619,000  Galatasaray Sportif Sinai ve Ticari Yatirimlar AS*            1,772,806
1,466,524,000  Global Menkul Degerler AS*                                    1,010,446
  499,216,260  Hurriyet Gazeteci*                                            1,375,854
  109,828,000  Mardin Cimento Sanayii                                          509,068
   42,150,000  Medya Holding*(a)                                                    --
  480,492,000  Milliyet Gazetecilik AS*                                        729,842
   58,823,000  Netas Telekomunik                                             1,031,659
   84,124,000  Sasa Dupont Sabanci Polyester Sanayi AS*                        869,431
2,015,000,000  Tansas Perakende Magazacilik Ticaret AS*                      1,293,689
1,646,692,750  Trakya Cam Sanayii                                            3,506,893
1,574,714,000  Turkcell Iletisim Hizmet AS*                                 10,603,304
15,856,147,087 Turkiye Garanti Bankasi*                                     22,346,590
  123,975,000  Uzel Makina Sanayii AS*                                         165,015
1,793,130,000  Vestel Elektronik Sanayi*                                     4,099,546
3,181,579,000  Yapi ve Kredi Bankasi*                                        3,537,302
                                                                        --------------
                                                                           129,177,716
                                                                        --------------
               VENEZUELA -- 0.4%
      795,312  Compania Anonima Nacional Telefonos de Venezuela
                 (CANTV) ADR                                                 8,056,511
       30,055  Mantex SA Class A ADR*                                           56,353
      350,434  Mercantil Servicios Financieros ADR                           1,140,347
                                                                        --------------
                                                                             9,253,211
                                                                        --------------

               TOTAL COMMON STOCKS (COST $1,864,710,513)                 1,780,664,316
                                                                        --------------

              See accompanying notes to the financial statements.

GMO EMERGING MARKETS FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2003

   SHARES      DESCRIPTION                                                VALUE ($)
--------------------------------------------------------------------------------------
               PREFERRED STOCKS -- 6.2%
               BRAZIL -- 4.3%
    9,877,000  Ambev Ciade Rebid 1.67%                                       1,389,256
  111,258,000  Bco Itau SA (Registered)                                      4,894,230
   23,904,000  Belgo Mineira (Registered)                                    2,799,628
  836,749,000  Brasil Telecom Participacoes SA 2.19%                         4,123,960
      467,700  Companhia Vale do Rio Doce Class A                           12,842,421
1,004,010,860  Electrobras Class B (Registered) 9.83%                        5,007,395
      318,900  Empresa Brasileira de Aeronautica SA ADR                      3,287,859
  427,413,000  Gerdau SA                                                     3,979,528
   22,322,178  Investimentos Itau SA                                        11,383,122
    1,588,900  Petroleo Brasileiro SA (Petrobras) 3.01%                     19,005,363
      521,700  Petroleo Brasileiro SA ADR 6.93%                              6,260,400
  461,135,000  Siderurgica de Tubarao 3.50%                                  6,059,745
5,777,141,000  Tele Centro Oeste Celular SA 6.78%                            6,960,411
      407,300  Tele Centro Oeste Celular SA ADR 2.38%                        1,405,185
       74,732  Tele Norte Leste Participacoes ADR 4.11%                        504,441
  113,647,414  Tele Norte Leste Participacoes SA 3.44%                         754,677
  757,312,648  Tractebel Energia SA Class B 0.96%                              420,140
    9,347,654  Unipar Class B 2.52%                                          2,671,507
   34,362,000  Votorantim Celulose e Papel SA 2.53%                          1,303,522
                                                                        --------------
                                                                            95,052,790
                                                                        --------------
               RUSSIA -- 0.3%
      100,800  Red October 144A*                                                92,736
       16,125  Transneft                                                     5,740,500
                                                                        --------------
                                                                             5,833,236
                                                                        --------------
               SOUTH KOREA -- 1.6%
      242,100  LG Electronics Inc                                            3,772,513
      289,663  Samsung Electronics (Non Voting) 4.08%                       32,517,775
                                                                        --------------
                                                                            36,290,288
                                                                        --------------

               TOTAL PREFERRED STOCKS (COST $145,361,179)                  137,176,314
                                                                        --------------
               RIGHTS AND WARRANTS -- 3.8%
               INDIA -- 3.6%
      275,900  Bajaj Auto Warrants, Expires 6/30/03 (Merrill
                 Lynch)*(f)                                                  2,987,362
      394,734  Bharat Heavy Electricals Ltd Warrants, Expires 9/9/05
                 (Merrill Lynch)*(f)                                         1,725,224

12            See accompanying notes to the financial statements.

GMO EMERGING MARKETS FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2003

   SHARES      DESCRIPTION                                                VALUE ($)
--------------------------------------------------------------------------------------
               INDIA -- CONTINUED
    1,608,000  Bharat Heavy Electricals Warrants, Expires 8/3/04
                 (Goldman Sachs)*(f)                                         7,027,925
      402,000  Digital Global Soft Warrants, Expires 8/3/04 (Goldman
                 Sachs)*(f)                                                  5,440,909
      445,317  Digital Global Soft Warrants, Expires 6/30/03 (Merrill
                 Lynch)*(f)                                                  6,027,187
        5,638  EServe Warrants, Expires 10/10/05 (Merrill Lynch)(f)             57,654
      935,935  Hero Honda Warrants, Expires 6/5/03 (Merrill Lynch)*(f)       4,355,654
      225,000  Hero Honda Warrants, Expires 8/3/04 (Goldman Sachs)*(f)       1,047,105
      822,652  Hindustan Petroleum Warrants, Expires 6/30/03 (Merrill
                 Lynch)*(f)                                                  5,371,835
      435,000  ICICI Bank Ltd Warrants, Expires 5/8/03 (Merrill
                 Lynch)*(f)                                                  1,349,588
    1,052,500  ICICI Bank Ltd Warrants, Expires 7/16/04 (Merrill
                 Lynch)*(f)                                                  3,265,381
       58,518  Infosys Technology Warrants, Expires 8/3/04 (Goldman
                 Sachs)*(f)                                                  5,209,454
      132,876  Infosys Technology Warrants, Expires 9/5/05 (Merrill
                 Lynch)*(f)                                                 11,829,033
      443,209  Ranbaxy Laboratories Ltd Warrants, Expires 8/3/04
                 (Goldman Sachs)*(f)                                         5,666,427
      365,363  Ranbaxy Laboratories Ltd Warrants, Expires 9/2/05
                 (Merrill Lynch)*(f)                                         7,473,829
      949,910  Reliance Industries Warrants, Expires 7/3/03 (Merrill
                 Lynch)*(f)                                                  5,819,149
      470,450  Satyam Computer Warrants, Expires 11/4/05 (Merrill
                 Lynch)*(f)                                                  2,211,915
       11,280  State Bank of India Warrants, Expires 12/23/05 (Merrill
                 Lynch)*(f)                                                     67,127
      509,000  Tata Engineering & Locomotive Warrants, Expires 7/3/03
                 (Merrill Lynch)*(f)                                         1,728,615
      718,280  United Phosphorous Warrants, Expires 10/10/05 (Merrill
                 Lynch)*(f)                                                  2,086,388
                                                                        --------------
                                                                            80,747,761
                                                                        --------------
               MALAYSIA -- 0.0%
      200,750  Affin Holdings Berhad Warrants, Expires 7/08/05*                  7,396
      265,600  IJM Corp Berhad Warrants, Expires 8/24/04*                      125,811
                                                                        --------------
                                                                               133,207
                                                                        --------------
               THAILAND -- 0.2%
    4,226,464  Charoen Pokphand Foods Pcl Warrants, Expires 4/29/05
                 (Foreign Registered)*                                         233,130
      834,000  Kiatnakin Finance Ltd Warrants, Expires 03/30/09*               294,342
   30,569,000  Land & House Warrants, Expires 9/02/08 (Foreign
                 Registered)*                                                3,529,528
    2,689,393  Telecomasia Corp Pcl Warrants, Expires 4/03/08*                      --
                                                                        --------------
                                                                             4,057,000
                                                                        --------------

               TOTAL RIGHTS AND WARRANTS (COST $84,588,221)                 84,937,968
                                                                        --------------
               PRIVATE EQUITY SECURITIES -- 2.4%
               POLAND -- 2.4%
   21,635,077  CHP Investors*+(a)                                           28,926,098

              See accompanying notes to the financial statements.             13

GMO EMERGING MARKETS FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2003

   SHARES/
PAR VALUE ($)  DESCRIPTION                                                VALUE ($)
--------------------------------------------------------------------------------------
               POLAND -- CONTINUED
   17,000,000  MHP Investors*+(a)                                           17,000,000
    9,204,400  Polimex Investment Partners*+(a)                              6,138,414
                                                                        --------------
                                                                            52,064,512
                                                                        --------------

               TOTAL PRIVATE EQUITY SECURITIES (COST $50,467,010)           52,064,512
                                                                        --------------
               DEBT OBLIGATIONS -- 1.6%
               UNITED STATES -- 1.6%
$   1,650,586  U.S. Treasury Inflation Indexed Note, 4.25%, due
                 01/15/10(c)                                                 1,951,303
$  29,288,367  U.S. Treasury Inflation Indexed Note, 3.88%, due
                 01/15/09(c)                                                33,704,508
                                                                        --------------
                                                                            35,655,811
                                                                        --------------

               TOTAL DEBT OBLIGATIONS (COST $32,777,909)                    35,655,811
                                                                        --------------
               CONVERTIBLE SECURITIES -- 0.8%
               INDONESIA -- 0.0%
$  26,000,000  APP Finance (VI), Zero Coupon, due 11/18/12                     601,250
                                                                        --------------
               MALAYSIA -- 0.1%
$   3,279,400  Berjaya Sports Toto BHD, 8.00%, due 06/25/12                  2,580,370
                                                                        --------------
               RUSSIA -- 0.7%
$     124,330  Divot Holdings NV*+(a)(b)                                         1,244
$      46,624  Divot Holdings, Convertible Securities*+(a)(b)                      466
$  11,300,000  Lukinter Finance CB, 3.50%, due 11/29/07                     12,797,250
$   1,800,000  Lukoil Finance, 3.50%, due 11/29/07                           2,038,500
                                                                        --------------
                                                                            14,837,460
                                                                        --------------

               TOTAL CONVERTIBLE SECURITIES (COST $21,807,031)              18,019,080
                                                                        --------------

              See accompanying notes to the financial statements.
14

GMO EMERGING MARKETS FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2003

   SHARES      DESCRIPTION                                                VALUE ($)
--------------------------------------------------------------------------------------
               MUTUAL FUNDS -- 0.7%
               UNITED STATES -- 0.7%
      133,320  GMO Alpha LIBOR Fund(c)                                       3,162,354
      461,898  GMO Short-Duration Collateral Fund(c)                        11,552,065
                                                                        --------------
                                                                            14,714,419
                                                                        --------------

               TOTAL MUTUAL FUNDS (COST $14,960,357)                        14,714,419
                                                                        --------------
               INVESTMENT FUNDS -- 0.6%
               INDIA -- 0.0%
          170  SPG Infinity Technology Fund I*+(a)                             242,420
    1,227,400  TDA India Technology Fund II LP*+(a)                            764,989
       10,500  UTI Masterplus 1991 Units*                                        3,540
                                                                        --------------
                                                                             1,010,949
                                                                        --------------
               KAZAKHSTAN -- 0.0%
      450,000  Kazakhstan Investment Fund*+(a)                                  50,209
                                                                        --------------
               POLAND -- 0.0%
    1,749,150  The Emerging Europe Fund II, LP*+(a)                          1,084,473
                                                                        --------------
               ROMANIA -- 0.1%
        3,600  Romanian Investment Fund*+(a)                                 1,309,622
                                                                        --------------
               RUSSIA -- 0.5%
    9,500,000  NCH Eagle Fund LP*+(a)                                       10,048,831
                                                                        --------------
               UKRAINE -- 0.0%
       16,667  Societe Generale Thalmann Ukraine Fund*+(a)                     820,869
                                                                        --------------

               TOTAL INVESTMENT FUNDS (COST $22,138,299)                    14,324,953
                                                                        --------------
               EQUITY LINKED SECURITIES -- 0.2%
               RUSSIA -- 0.2%
    5,685,000  Renaissance Gazprom Note*+(a)(d)                              3,701,503
                                                                        --------------

               TOTAL EQUITY LINKED SECURITIES (COST $4,782,059)              3,701,503
                                                                        --------------

              See accompanying notes to the financial statements.

GMO EMERGING MARKETS FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2003

PAR VALUE ($)  DESCRIPTION                                                VALUE ($)
--------------------------------------------------------------------------------------
               SHORT-TERM INVESTMENTS -- 4.5%
               CASH EQUIVALENTS -- 4.5%
$  73,800,000  Royal Bank of Canada GC Time Deposit, 1.33%, due
                 3/03/03                                                    73,800,000
   26,302,159  The Boston Global Investment Trust(e)                        26,302,159
                                                                        --------------
                                                                           100,102,159
                                                                        --------------

               TOTAL SHORT-TERM INVESTMENTS (COST $100,102,159)            100,102,159
                                                                        --------------
               TOTAL INVESTMENTS -- 101.0%
               (Cost $2,341,694,737)                                     2,241,361,035

               Other Assets and Liabilities (net) -- (1.0%)                (21,753,531)
                                                                        --------------
               TOTAL NET ASSETS -- 100.0%                               $2,219,607,504
                                                                        ==============

               NOTES TO SCHEDULE OF INVESTMENTS:

144A - Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

ADR - American Depositary Receipt

GDR - Global Depository Receipt

NVDR - Non-Voting Depository Receipt

 *    Non-income producing security.

 (a) Security valued at fair value using methods determined in good faith by or at the direction of the Trustees (Note 1).

 + Direct placement securities are restricted as to resale. They have been valued at fair value by the Trustees after consideration of restricitions as to resale, financial condition and prospects of the issuer, general market conditions, and pertinent information in accordance with the Fund's Prospectus and the Investment Company Act of 1940, as amended. The Fund has limited rights to registration under the Securities Act of 1933 with respect to those restricted securities.

16            See accompanying notes to the financial statements.

GMO EMERGING MARKETS FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2003

               Additional information on each restricted security is as follows:

                                                                                    MARKET
                                                                                  VALUE AS A     MARKET
                                                                                  PERCENTAGE  VALUE AS OF
                                                   ACQUISITION       ACQUISITION  OF FUND'S   FEBRUARY 28,
ISSUER, DESCRIPTION                                    DATE             COST      NET ASSETS      2003
----------------------------------------------------------------------------------------------------------

CHP Investors                                   12/13/99 - 3/05/01   $22,825,006       1.30%  $ 28,926,098
Divot Holdings NV, Convertible Securities            9/21/01             124,330       0.00          1,244
Divot Holdings NV, Common Stocks                     6/26/00           1,502,100       0.00            900
Divot Holdings, Convertible Securities               3/27/02              46,624       0.00            466
Kazakhstan Investment Fund                           10/16/97          3,285,000       0.00         50,209
MHP Investors                                        11/27/01         17,935,000       0.77     17,000,000
Millenium Information Technology                     10/21/99          2,252,570       0.04        787,470
NCH Eagle Fund LP                                    1/21/97           9,500,000       0.45     10,048,831
Polimex Investment Partners                     7/07/99 - 9/21/01      9,707,005       0.28      6,145,778
Renaissance Gazprom Note                        5/24/01 - 1/17/02      4,782,059       0.17      3,701,503
Romanian Investment Fund                             5/12/97           3,600,000       0.06      1,309,622
Societe Generale Thalmann Ukraine Fund               7/15/97           1,666,700       0.04        820,869
SPG Infinity Technology Fund I                       12/23/99          1,105,000       0.01        242,420
TDA India Technology Fund II LP                 2/23/00 - 10/02/01     1,227,400       0.03        764,989
The Emerging Europe Fund II, LP                 12/05/97 - 3/17/00     1,749,150       0.05      1,084,473
U TV Software Comm Ltd                               2/29/00           3,004,959       0.01        274,940

 (b)  Bankrupt issuer.

 (c) All or a portion of this security is held as collateral for open swap contracts (Note 6).

 (d) A derivative security whose price is linked to the return on the specified Russian security.

 (e)  Represents investment of security lending collateral (Note 1).

 (f)  Structured warrants with risks similar to equity swaps (Note 2).

              See accompanying notes to the financial statements.             17

GMO EMERGING MARKETS FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- INDUSTRY SECTOR SUMMARY
(SHOWING PERCENTAGE OF EQUITY INVESTMENTS)
FEBRUARY 28, 2003 (UNAUDITED)

At February 28, 2003, industry sector diversification of the Fund's equity investments was as follows:

INDUSTRY SECTOR
--------------------------------------------------------------------
Financials                                                     21.1%
Materials                                                      15.0
Information Technology                                         13.5
Energy                                                         11.7
Telecommunication Services                                     10.1
Consumer Discretionary                                          8.7
Industrials                                                     6.9
Consumer Staples                                                4.5
Utilities                                                       3.8
Health Care                                                     0.8
Miscellaneous                                                   3.9
                                                              -----
                                                              100.0%
                                                              =====

18            See accompanying notes to the financial statements.

GMO EMERGING MARKETS FUND
(A SERIES OF GMO TRUST)
STATEMENT OF ASSETS AND LIABILITIES -- FEBRUARY 28, 2003
--------------------------------------------------------------------------------

ASSETS:
   Investments, at value, including securities on loan of
    $24,914,517 (cost $2,341,694,737) (Note 1)                $2,241,361,035
   Foreign currency, at value (cost $16,103,568) (Note 1)         16,257,838
   Receivable for investments sold                                 5,504,491
   Receivable for Fund shares sold                                 9,731,662
   Dividends and interest receivable                               7,674,566
   Foreign taxes receivable                                          993,877
   Receivable for expenses reimbursed by Manager (Note 2)             72,128
                                                              --------------

      Total assets                                             2,281,595,597
                                                              --------------

LIABILITIES:
   Payable for investments purchased                              25,588,543
   Payable upon return of securities loaned (Note 1)              26,302,159
   Due to custodian                                                5,401,391
   Payable to affiliate for (Note 2):
      Management fee                                               1,373,885
      Shareholder service fee                                        219,712
   Net payable for open swap contracts (Notes 1 and 6)               952,585
   Accrued expenses                                                2,149,818
                                                              --------------

      Total liabilities                                           61,988,093
                                                              --------------
NET ASSETS                                                    $2,219,607,504
                                                              ==============

NET ASSETS CONSIST OF:
   Paid-in capital                                            $2,724,784,791
   Distributions in excess of net investment income               (2,327,854)
   Accumulated net realized loss                                (401,769,041)
   Net unrealized depreciation                                  (101,080,392)
                                                              --------------
                                                              $2,219,607,504
                                                              ==============

NET ASSETS ATTRIBUTABLE TO:
   Class III shares                                           $1,215,653,319
                                                              ==============
   Class IV shares                                            $1,003,954,185
                                                              ==============

SHARES OUTSTANDING:
   Class III                                                     137,798,619
                                                              ==============
   Class IV                                                      113,980,837
                                                              ==============

NET ASSET VALUE PER SHARE:
   Class III                                                  $         8.82
                                                              ==============
   Class IV                                                   $         8.81
                                                              ==============

              See accompanying notes to the financial statements.             19

GMO EMERGING MARKETS FUND
(A SERIES OF GMO TRUST)
STATEMENT OF OPERATIONS -- YEAR ENDED FEBRUARY 28, 2003
--------------------------------------------------------------------------------

INVESTMENT INCOME:
   Dividends (net of withholding taxes of $4,935,218)         $  38,775,395
   Interest (including securities lending income of
    $141,316)                                                     4,123,972
   Dividends from investment company shares                         160,768
                                                              -------------

      Total income                                               43,060,135
                                                              -------------
EXPENSES:
   Management fee (Note 2)                                       15,328,439
   Custodian fees                                                 3,610,379
   Legal fees                                                       206,151
   Audit fees                                                       135,759
   Transfer agent fees                                               49,445
   Trustees fees and related expenses (Note 2)                       39,802
   Registration fees                                                 36,787
   Miscellaneous                                                     25,067
   Fees reimbursed by Manager (Note 2)                             (286,002)
                                                              -------------
                                                                 19,145,827
   Shareholder service fee (Note 2) - Class III                   1,535,695
   Shareholder service fee (Note 2) - Class IV                      912,029
                                                              -------------
      Net expenses                                               21,593,551
                                                              -------------

            Net investment income                                21,466,584
                                                              -------------

REALIZED AND UNREALIZED GAIN (LOSS):
   Net realized gain (loss) on:
      Investments (net of foreign capital gains tax of
       $1,881,053)                                              (44,393,138)
      Realized gains distributions from investment company
       shares                                                        71,338
      Closed swap contracts                                      (4,514,455)
      Foreign currency, forward contracts and foreign
       currency related transactions                             (1,889,315)
                                                              -------------

         Net realized loss                                      (50,725,570)
                                                              -------------

   Change in net unrealized appreciation (depreciation) on:
      Investments                                              (167,262,651)
      Open swap contracts                                        (2,526,222)
      Foreign currency, forward contracts and foreign
       currency related transactions                                153,789
                                                              -------------

         Net unrealized loss                                   (169,635,084)
                                                              -------------

      Net realized and unrealized loss                         (220,360,654)
                                                              -------------

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS          $(198,894,070)
                                                              =============

20            See accompanying notes to the financial statements.

GMO EMERGING MARKETS FUND
(A SERIES OF GMO TRUST)
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                            YEAR ENDED         YEAR ENDED
                                                         FEBRUARY 28, 2003  FEBRUARY 28, 2002
                                                         -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
   Net investment income                                  $   21,466,584     $   25,084,464
   Net realized loss                                         (50,725,570)      (109,659,468)
   Change in net unrealized appreciation (depreciation)     (169,635,084)       237,597,552
                                                          --------------     --------------

   Net increase (decrease) in net assets from
    operations                                              (198,894,070)       153,022,548
                                                          --------------     --------------

Distributions to shareholders from:
   Net investment income
      Class III                                              (14,313,177)       (12,628,140)
      Class IV                                               (12,715,508)       (10,389,852)
                                                          --------------     --------------
      Total distributions from net investment income         (27,028,685)       (23,017,992)
                                                          --------------     --------------
   Net share transactions (Note 4):
      Class III                                              498,075,637        195,960,013
      Class IV                                               385,039,223        208,626,765
                                                          --------------     --------------
   Increase in net assets resulting from net share
    transactions                                             883,114,860        404,586,778
                                                          --------------     --------------

      Total increase in net assets                           657,192,105        534,591,334
NET ASSETS:
   Beginning of period                                     1,562,415,399      1,027,824,065
                                                          --------------     --------------
   End of period (including distributions in excess of
    net investment income of $2,327,854 and accumulated
    undistributed net investment income of $5,824,554,
    respectively)                                         $2,219,607,504     $1,562,415,399
                                                          ==============     ==============

              See accompanying notes to the financial statements.             21

GMO EMERGING MARKETS FUND
(A SERIES OF GMO TRUST)
FINANCIAL HIGHLIGHTS
(FOR A CLASS III SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------

                                                            YEAR ENDED FEBRUARY 28/29,
                                          --------------------------------------------------------------
                                              2003         2002          2001        2000        1999
                                          ------------  ----------    ----------  ----------  ----------
NET ASSET VALUE, BEGINNING OF PERIOD       $     9.84    $   9.04      $  11.16    $   6.31    $   9.56
                                           ----------    --------      --------    --------    --------

Income from investment operations:
   Net investment income                         0.11+       0.18+         0.17+       0.13+       0.25
   Net realized and unrealized gain
     (loss)                                     (1.00)       0.80         (2.27)       4.77       (3.19)
                                           ----------    --------      --------    --------    --------

      Total from investment operations          (0.89)       0.98         (2.10)       4.90       (2.94)
                                           ----------    --------      --------    --------    --------

Less distributions to shareholders:
   From net investment income                   (0.13)      (0.18)        (0.02)      (0.05)      (0.19)
   From net realized gains                         --          --            --          --       (0.12)
                                           ----------    --------      --------    --------    --------

      Total distributions                       (0.13)      (0.18)        (0.02)      (0.05)      (0.31)
                                           ----------    --------      --------    --------    --------
NET ASSET VALUE, END OF PERIOD             $     8.82    $   9.84      $   9.04    $  11.16    $   6.31
                                           ==========    ========      ========    ========    ========
TOTAL RETURN(a)                                 (9.14)%     11.15%       (18.79)%     77.43%     (30.96)%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)       $1,215,653    $826,960      $560,205    $727,197    $524,741
   Net expenses to average daily net
     assets                                      1.16%       1.19%(b)      1.23%       1.18%       1.16%
   Net investment income to average
     daily net assets                            1.12%       2.32%         1.69%       1.41%       2.75%
   Portfolio turnover rate                         59%         74%           90%         73%         76%
   Fees and expenses reimbursed by the
     Manager to average daily net
     assets:                                     0.02%       0.02%         0.02%       0.03%       0.21%
   Purchase and redemption fees
     consisted of the following per
     share amounts:(c)                     $     0.05    $   0.05      $   0.03          --          --

 +    Computed using average shares outstanding throughout the period.
 (a) The total returns would have been lower had certain expenses not been reimbursed during the periods shown. Calculation excludes purchase premiums and redemption fees.
 (b) Includes stamp duties and transfer taxes not reimbursed by the Manager, which approximate .035% of average daily net assets.
 (c) Effective March 1, 2000, the Fund adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies which requires the disclosure of the per share effect of purchase and redemption fees. Periods prior to March 1, 2000 have not been restated to reflect this change. Amounts calculated using average shares outstanding throughout the period.

22            See accompanying notes to the financial statements.

GMO EMERGING MARKETS FUND
(A SERIES OF GMO TRUST)
FINANCIAL HIGHLIGHTS
(FOR A CLASS IV SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------

                                                            YEAR ENDED FEBRUARY 28/29,
                                          --------------------------------------------------------------
                                              2003         2002          2001        2000        1999
                                          ------------  ----------    ----------  ----------  ----------
NET ASSET VALUE, BEGINNING OF PERIOD       $     9.83    $   9.03      $  11.16    $   6.31    $   9.56
                                           ----------    --------      --------    --------    --------

Income from investment operations:
   Net investment income                         0.11+       0.17+         0.17+       0.13+       0.28
   Net realized and unrealized gain
     (loss)                                     (0.99)       0.82         (2.28)       4.77       (3.21)
                                           ----------    --------      --------    --------    --------

      Total from investment operations          (0.88)       0.99         (2.11)       4.90       (2.93)
                                           ----------    --------      --------    --------    --------

Less distributions to shareholders:
   From net investment income                   (0.14)      (0.19)        (0.02)      (0.05)      (0.20)
   From net realized gains                         --          --            --          --       (0.12)
                                           ----------    --------      --------    --------    --------

      Total distributions                       (0.14)      (0.19)        (0.02)      (0.05)      (0.32)
                                           ----------    --------      --------    --------    --------
NET ASSET VALUE, END OF PERIOD             $     8.81    $   9.83      $   9.03    $  11.16    $   6.31
                                           ==========    ========      ========    ========    ========
TOTAL RETURN(a)                                 (9.09)%     11.22%       (18.82)%     77.76%     (31.01)%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)       $1,003,954    $735,455      $467,619    $480,208    $261,187
   Net expenses to average daily net
     assets                                      1.12%       1.14%(b)      1.18%       1.13%       1.12%
   Net investment income to average
     daily net assets                            1.16%       2.27%         1.73%       1.45%       2.87%
   Portfolio turnover rate                         59%         74%           90%         73%         76%
   Fees and expenses reimbursed by the
     Manager to average daily net
     assets:                                     0.02%       0.02%         0.02%       0.03%       0.21%
   Purchase and redemption fees
     consisted of the following per
     share amounts:(c)                     $     0.02    $   0.03      $   0.03          --          --

 +    Computed using average shares outstanding throughout the period.
 (a) The total return would have been lower had certain expenses not been reimbursed during the periods shown. Calculation excludes purchase premiums and redemption fees.
 (b) Includes stamp duties and transfer taxes not waived or borne by the Manager, which approximate .04% of average daily net assets.
 (c) Effective March 1, 2000, the Fund adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies which requires the disclosure of the per share effect of purchase and redemption fees. Periods prior to March 1, 2000 have not been restated to reflect this change. Amounts calculated using average shares outstanding throughout the period.

              See accompanying notes to the financial statements.             23

GMO EMERGING MARKETS FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS
FEBRUARY 28, 2003
--------------------------------------------------------------------------------

1.    SIGNIFICANT ACCOUNTING POLICIES

      GMO Emerging Markets Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts Business Trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees to create an unlimited number of series ("Funds"), each of which issues a separate series of shares, and to subdivide a series of shares into classes.

      The Fund seeks high total return through investment in equity securities traded in the securities markets of developing countries in Asia, Latin America, the Middle East, Africa, and Europe ("Emerging Markets"). The Fund's benchmark is the S&P/IFC Investable Composite Index.

      Throughout the year ended February 28, 2003, the Fund had two classes of shares outstanding: Class III and Class IV. The principal economic difference between the classes of shares is the level of shareholder service fees borne by the classes. Eligibility for and automatic conversion among the various classes of shares is generally based on the total amount of assets invested in a particular fund or with GMO, as more fully outlined in the Trust's prospectus.

      At February 28, 2003, 0.5% of the Fund was invested in the GMO Short-Duration Collateral Fund and 0.1% of the Fund was invested in the GMO Alpha LIBOR Fund, separate funds of GMO Trust managed by GMO. Shares of the GMO Short-Duration Collateral Fund and GMO Alpha LIBOR Fund are not publicly available for direct purchase. The financial statements of the GMO Short-Duration Collateral Fund and GMO Alpha LIBOR Fund should be read in conjunction with the Fund's financial statements.

      The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      PORTFOLIO VALUATION
      Portfolio securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price. Securities which are primarily traded on foreign exchanges are generally valued at the preceding

GMO EMERGING MARKETS FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------
      closing values of such securities on their respective exchanges, and those values are then translated into U.S. dollars at the current exchange rate. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair value. Shares of mutual funds are valued at their net asset value as reported on each business day. Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction. A security's value may be deemed unreliable if, for example, the Manager becomes aware of information or events occurring after the close of a foreign market that would materially affect that security's value.

      Certain securities held by the Fund were valued on the basis of a price provided by a principal market maker. These prices provided by the principal market makers may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

      Indian regulators have alleged that the Fund violated certain conditions under which it was granted permission to operate in India and have restricted a portion of the Fund's locally held assets pending resolution of the dispute. The amount of these restricted assets is small relative to the size of the Fund, representing approximately 0.06% of the Fund's total assets as of February 28, 2003. The valuation of this possible claim and all matters relating to the Fund's response to these allegations are subject to the supervision and control of the Trust's Board of Trustees, and all costs in respect of this matter are being borne by the fund.

      FOREIGN CURRENCY TRANSLATION
      The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the current exchange rates each business day. Income and expenses denominated in foreign currencies are translated at current exchange rates when accrued or incurred. The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of foreign currencies and forward foreign currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid.

      FORWARD CURRENCY CONTRACTS
      The Fund may enter into forward currency contracts in connection with settling planned purchases or sales of securities or to hedge the currency exposure associated with some or all of the Fund's

GMO EMERGING MARKETS FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------
      portfolio securities. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if there are movements in foreign currency values that are unfavorable to the Fund. There were no forward foreign currency contracts outstanding as of February 28, 2003.

      FUTURES CONTRACTS
      The Fund may purchase and sell futures contracts to manage its exposure to the financial markets. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. Upon entering into a futures contract, the Fund is required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. government and agency obligations in accordance with the initial margin requirements of the broker or exchange. In addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contracts. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is liquidated on the following business day. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Losses may arise from the changes in the value of the underlying instrument, if there is an illiquid secondary market for the contracts, or if counterparties do not perform under the contract terms. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. As of February 28, 2003, there were no outstanding futures contracts.

      OPTIONS
      The Fund may write call and put options on futures, securities or currencies it owns or in which it may invest. Writing put options tends to increase the Fund's exposure to the underlying instrument. Writing call options tends to decrease the Fund's exposure to the underlying instrument. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from

GMO EMERGING MARKETS FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------
      writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. At February 28, 2003, there were no open written option contracts.

      The Fund may also purchase put and call options. Purchasing call options tends to increase the Fund's exposure to the underlying instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying instrument. The Fund pays a premium which is included in the Fund's Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, security or currency transaction to determine the realized gain or loss. The risk associated with purchasing put and call options is limited to the premium paid. At February 28, 2003, there were no open purchased option contracts.

      Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by a primary pricing source chosen by the Manager.

      INDEXED SECURITIES
      The Fund may invest in indexed securities whose redemption values and/or coupons are linked to the prices of other securities, securities indices, or other financial indicators. The Fund uses indexed securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets that may be difficult to invest in through conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment.

      SWAP AGREEMENTS
      The Fund may enter into swap agreements to manage its exposure to the financial markets. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into total return swap agreements, which involve a commitment by one party in the agreement to pay interest in exchange for a market linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. The Fund may also enter into contracts for differences in which the Fund agrees with the counterparty that its return will be based

GMO EMERGING MARKETS FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------
      on the relative performance of two different groups or "baskets" of securities, adjusted by an interest rate payment. To the extent that the relative performance of the two baskets of securities exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. In connection with these agreements, cash or securities may be set aside as collateral by the Fund's custodian in accordance with the terms of the swap agreement. The Fund earns interest on cash set aside as collateral. The Fund also may enter into structured warrants, which are derivatives like swaps and have risks similar to swaps. Swaps are marked to market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. These financial instruments are not actively traded on financial markets. The values assigned to these instruments are based upon the best available information and because of the uncertainty of the valuation, these values may differ significantly from the values that would have been realized had a ready market for these instruments existed, and the differences could be material. Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, or that there may be unfavorable changes in the price of the security or index underlying these transactions. See Note 5 for a summary of all open swap agreements as of February 28, 2003.

      SECURITY LENDING
      The Fund may lend its securities to certain qualified brokers. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of loss with respect to the investment of collateral, the risk of delay in recovery or loss of rights in the collateral should the borrower of the securities fail financially. The Fund receives compensation for lending its securities. At February 28, 2003, the Fund loaned securities having a market value of $24,914,517 collateralized by cash in the amount of $26,302,159 which was invested in a short-term instrument.

      TAXES AND DISTRIBUTIONS
      The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryover for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary. Taxes on foreign interest and dividend income are withheld in accordance with the applicable country's tax treaty with the United States.

GMO EMERGING MARKETS FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------

      The Fund's policy is to declare and pay distributions from net investment income semi-annually, and from net realized short-term and long-term capital gains at least annually. All distributions will be paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

      Dividends received by shareholders of the Fund which are derived from foreign source income and foreign taxes paid by the Fund are to be treated, to the extent allowable under the Code, as if received and paid by the shareholders of the Fund.

      The Fund may be subject to capital gains and repatriation taxes imposed by certain countries in which it invests.

      Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from U.S. GAAP. During the years ended February 28, 2002 and February 28, 2003, the tax basis of distributions paid was as follows: ordinary income -- $23,017,992 and $27,028,685, respectively.

      As of February 28, 2003 the components of distributable earnings on a tax basis consisted of $16,578,660 of undistributed ordinary income. The temporary differences between book and tax basis distributable earnings are primarily due to passive foreign investment company transactions and losses on wash sale transactions.

      As of February 28, 2003, greater than 10% of the Fund's shares were held by accounts for which the Manager has investment discretion.

      At February 28, 2003, the Fund had a capital loss carryforward available to offset future capital gains, if any, to the extent permitted by the Code of $184,350,946, $114,351,984 and $64,302,847 expiring in 2007, 2010 and 2011, respectively. The Fund has elected to defer to March 1, 2003 post-October capital losses of $19,381,010.

      The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 2003. This reclassification has no impact on net investment income, realized gain/loss or the net asset value of the Fund and is primarily attributable to foreign currency transactions and passive foreign investment company transactions. The financial highlights exclude these adjustments.

            Accumulated        Accumulated
         Undistributed Net  Undistributed Net
         Investment Income    Realized Gain    Paid-in Capital
         -----------------  -----------------  ---------------
            $(2,590,307)       $4,060,069        $(1,469,762)

GMO EMERGING MARKETS FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------

      Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

      SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
      Security transactions are accounted for on trade date. Dividend income, net of applicable withholding taxes, is recorded on the ex-dividend date, or when the Fund is informed of the ex-dividend date, if later. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and discounts. Non-cash dividends, if any, are recorded at the fair market value of the securities received. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis. Interest income on U.S. Treasury inflation indexed securities is accrued daily based upon an inflation adjusted principal. Additionally, any increase in the principal or face amount of the securities adjusted for inflation is recorded as interest income.

      ALLOCATION OF OPERATING ACTIVITY
      The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds. Investment income, common expenses and realized and unrealized gains and losses are allocated pro-rata among the classes of shares of the Fund based on the relative net assets of each class. Shareholder service fees, which are directly attributable to a class of shares, are charged to that class' operations.

      PURCHASES AND REDEMPTIONS OF FUND SHARES
      Effective April 1, 2002, the level of purchase premium and redemption fees charged to the Fund are each .80%. Prior to April 1, 2002, the premium on cash purchases of Fund shares was 1.20% of the amount invested and the fee for cash redemptions was .40% of the amount redeemed. If the Manager determines that any portion of a cash purchase or redemption fee is offset by a corresponding cash redemption or purchase occurring on the same day, the purchase premium or redemption fee charged by the Fund will be reduced by 100% with respect to that portion. In addition, the purchase premium or redemption fee charged by the Fund may be waived if the Manager determines the Fund is either substantially overweighted or underweighted in cash so that a redemption or purchase will not require a securities transaction. All purchase premiums and redemption fees are paid to and recorded by the Fund as paid-in capital. These fees are allocated relative to each class' net assets on the share transaction date. For the years ended February 28, 2002 and February 28, 2003, the Fund received $4,883,014 and $7,148,446 in purchase premiums and $73,894 and $79,299 in redemption fees, respectively. There is no premium for reinvested distributions.

GMO EMERGING MARKETS FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------

      INVESTMENT RISK
      Investments in securities of emerging countries present certain risks that are not inherent in many other investments. Many emerging countries present elements of political and/or economic instability. The securities markets of emerging countries are generally smaller and less developed than the securities markets of the U.S. and developed foreign markets. Further, countries may impose various types of foreign currency regulations or controls which may impede the Fund's ability to repatriate amounts it receives. The Fund may acquire interests in securities in anticipation of improving conditions in the related countries. These factors may result in significant volatility in the values of its holdings. The markets for emerging countries are relatively illiquid. Accordingly, the Fund may not be able to realize in an actual sale amounts approximating those used to value its holdings.

2.    FEES AND OTHER TRANSACTIONS WITH AFFILIATES

      GMO earns a management fee paid monthly at the annual rate of .81% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on the average daily net assets of each class at the annual rate of .15% for Class III shares and .105% for Class IV shares.

      GMO has entered into a binding agreement effective until at least
      June 30, 2003 to reimburse the Fund to the extent that the Fund's total annual operating expenses (excluding shareholder service fees, custody fees and the following fund expenses: fees and expenses of the independent Trustees of the Trust (including legal fees), brokerage commissions and other investment-related costs, hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes), securities lending fees and expenses, interest expense and transfer taxes) exceed the management fee.

      The Fund incurs fees and expenses indirectly as a shareholder in GMO Alpha LIBOR Fund and GMO Short-Duration Collateral Fund. For the year ended February 28, 2003, indirect operating expenses (excluding investment-related expenses) were less than .001% of the Fund's average daily net assets, and indirect investment-related expenses (including, but not limited to, interest expense, foreign audit expense, and investment-related legal expense) were less than .001% of the Fund's average daily net assets.

      As of February 28, 2003, greater than 10% of the Fund's shares were held by accounts for which the Manager has investment discretion.

GMO EMERGING MARKETS FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------

      The Fund's portion of the fee paid by the Trust to the independent Trustees during the year ended February 28, 2003, was $28,141. No remuneration is paid to any Trustee or officer who is affiliated with the Manager.

3.    PURCHASES AND SALES OF SECURITIES

      Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2003, were as follows:

                                                                    Purchases         Sales
                                                                  --------------  --------------
         U.S. Government securities                               $   67,098,009  $   41,169,858
         Investments (non-U.S. Government securities)              1,827,979,228   1,022,924,247

      At February 28, 2003, the cost for Federal income tax purposes and gross unrealized appreciation and depreciation in the value of investments held were as follows:

                         Gross Unrealized  Gross Unrealized  Net Unrealized
         Aggregate Cost    Appreciation      Depreciation     Depreciation
         --------------  ----------------  ----------------  --------------
         $2,341,280,537    $219,610,042     $(320,051,430)   $(100,441,388)

4.    SHARE TRANSACTIONS

      The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                                                Year Ended                 Year Ended
                                                            February 28, 2003           February 28, 2002
                                                        --------------------------  -------------------------
                                                          Shares        Amount        Shares        Amount
         Class III:                                     -----------  -------------  -----------  ------------
         Shares sold                                     78,465,027  $ 750,254,514   32,338,323  $282,585,254
         Shares issued to shareholders in reinvestment
           of distributions                               1,032,167      9,789,196    1,004,357     8,683,208
         Shares repurchased                             (25,770,379)  (261,968,073) (11,259,655)  (95,308,449)
                                                        -----------  -------------  -----------  ------------
         Net increase                                    53,726,815  $ 498,075,637   22,083,025  $195,960,013
                                                        ===========  =============  ===========  ============

GMO EMERGING MARKETS FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------

                                                                Year Ended                 Year Ended
                                                            February 28, 2003           February 28, 2002
                                                        --------------------------  -------------------------
                                                          Shares        Amount        Shares        Amount
         Class IV:                                      -----------  -------------  -----------  ------------
         Shares sold                                     39,386,555  $ 388,617,328   22,755,584  $206,010,111
         Shares issued to shareholders in reinvestment
           of distributions                                 698,767      6,650,570      303,239     2,616,654
         Shares repurchased                                (948,372)   (10,228,675)          --            --
                                                        -----------  -------------  -----------  ------------
         Net increase                                    39,136,950  $ 385,039,223   23,058,823  $208,626,765
                                                        ===========  =============  ===========  ============

5.    FINANCIAL INSTRUMENTS

      A summary of outstanding financial instruments at February 28, 2003 is as follows:

      TOTAL RETURN SWAP AGREEMENTS

                                                                                     Net Unrealized
          Notional   Expiration                                                       Appreciation
           Amount       Date                        Description                      (Depreciation)
         ----------  ----------  --------------------------------------------------  --------------
         $  377,598    3/13/03   Agreement with Morgan Stanley & Co. International    $   (23,225)
                                 Limited dated 3/10/02 to receive the notional
                                 amount multiplied by the change in the market
                                 value of Macronix International common stock
                                 (including dividends) and to pay the notional
                                 amount multiplied by the 1 month LIBOR adjusted by
                                 a specific spread.

         10,512,316    9/11/03   Agreement with Merrill Lynch International dated      (1,144,174)
                                 9/9/02 to receive the notional amount multiplied
                                 by the return of the MSCI Taiwan Index and to pay
                                 the notional amount multiplied by the 3 month
                                 LIBOR adjusted by a specific spread.

          4,143,424    9/25/03   Agreement with Morgan Stanley & Co. International        294,411
                                 Limited dated 9/20/02 to receive the notional
                                 amount multiplied by the return on the MSCI
                                 Thailand Index and to pay the notional amount
                                 multiplied by the 3 month LIBOR adjusted by a
                                 specified spread.

GMO EMERGING MARKETS FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------

      TOTAL RETURN SWAP AGREEMENTS -- CONTINUED

                                                                                     Net Unrealized
          Notional   Expiration                                                       Appreciation
           Amount       Date                        Description                      (Depreciation)
         ----------  ----------  --------------------------------------------------  --------------
         $2,354,216    10/9/03   Agreement with Morgan Stanley & Co. International    $   (63,259)
                                 Limited dated 10/9/02 to receive the notional
                                 amount multiplied by the return on the MSCI India
                                 Index and to pay the notional amount multiplied by
                                 the 3 month LIBOR adjusted by a specified spread.

          5,796,187   10/18/03   Agreement with Morgan Stanley & Co. International       (107,888)
                                 Limited dated 10/8/02 to receive the notional
                                 amount multiplied by the return of the MSCI India
                                 Index and to pay the notional amount multiplied by
                                 the 3 month LIBOR adjusted by a specified spread.

          4,969,707   10/15/03   Agreement with Morgan Stanley & Co. International       (128,039)
                                 Limited dated 10/15/02 to receive the notional
                                 amount multiplied by the return of the MSCI
                                 Thailand Index and to pay the notional amount
                                 multiplied by the 3 month LIBOR adjusted by a
                                 specified spread.

          1,300,000    1/14/04   Agreement with Morgan Stanley & Co. International        (34,931)
                                 Limited dated 1/09/03 to receive the notional
                                 amount multiplied by the return of the MSCI India
                                 Index and to pay the notional amount multiplied by
                                 the 3 month LIBOR adjusted by a specified spread.

         10,000,000     2/3/04   Agreement with Merrill Lynch International dated         254,520
                                 1/30/03 to receive the notional amount multiplied
                                 by the return of the MSCI India Index and to pay
                                 the notional amount multiplied by the 3 month
                                 LIBOR adjusted by a specific spread.
                                                                                      -----------
                                                                                      $  (952,585)
                                                                                      ===========

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE TRUSTEES OF GMO TRUST AND THE SHAREHOLDERS OF
GMO EMERGING MARKETS FUND

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Emerging Markets Fund (the "Fund") (a series of GMO Trust) at February 28, 2003, and the results of its operations, the changes in its net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 15, 2003

GMO EMERGING MARKETS FUND
(A SERIES OF GMO TRUST)
TAX INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

      During the year ended February 28, 2003, the Fund paid foreign taxes of $6,819,874 and recognized foreign source income of $39,941,301.

TRUSTEES AND OFFICERS (UNAUDITED)
The following tables list the Trust's Trustees and officers; their address and age; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information includes additional information about the Trust's trustees and is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

INDEPENDENT TRUSTEES:

                                                                                                   Number of
                                                                                                 Portfolios in
                                                        Term of              Principal               Fund
                                                     Office(1) and         Occupation(s)            Complex           Other
              Name, Address,         Position(s)       Length of         During Past Five          Overseen       Directorships
                 and Age           Held with Fund     Time Served              Years              by Trustee     Held by Trustee
         ------------------------  ---------------  ---------------  -------------------------  ---------------  ---------------
         Jay O. Light              Trustee of the   Since May 1996   Professor of Business            39              *(2)
         c/o GMO Trust             Trust                             Administration and Senior
         40 Rowes Wharf                                              Associate Dean, Harvard
         Boston, MA 02110                                            University.
         Age: 61
         Donald W. Glazer, Esq.    Trustee of the   Since December   Advisory Counsel, Goodwin        39              None
         c/o GMO Trust             Trust            2000             Procter LLP; Secretary
         40 Rowes Wharf                                              and Consultant,
         Boston, MA 02110                                            Provant, Inc. (provider
         Age: 58                                                     of performance
                                                                     improvement training
                                                                     services and products)
                                                                     (1998 - present);
                                                                     Consultant -- Business
                                                                     and Law.

 1 Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.
 2 Mr. Light is a director of Harvard Management Company, Inc. and Security Capital European Realty. Neither of these companies has a class of securities registered pursuant to Section 12 of the Securities Exchange Act or subject to the requirements of Section 15(d) of the Act and neither of these companies is a registered investment company.

INTERESTED TRUSTEES:

                                                                                                   Number of
                                                                                                 Portfolios in
                                                        Term of              Principal               Fund
                                                     Office(1) and         Occupation(s)            Complex           Other
              Name, Address,         Position(s)       Length of            During Past            Overseen       Directorships
                 and Age           Held with Fund     Time Served           Five Years            by Trustee     Held by Trustee
         ------------------------  ---------------  ---------------  -------------------------  ---------------  ---------------

         R. Jeremy Grantham(3)     Chairman of the  Since September  Member, Grantham, Mayo,          39              None
         c/o GMO Trust             Board of         1985. President  Van Otterloo & Co. LLC.
         40 Rowes Wharf            Trustees of the  from February
         Boston, MA 02110          Trust            2002 - October
         Age: 64                                    2002.

 1 Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.
 3 Trustee is deemed to be an "interested person" of the Trust and Grantham, Mayo, Van Otterloo & Co. LLC, as defined by the 1940 Act.

PRINCIPAL OFFICERS:

                                                                                              Principal Occupation(s)
              Name, Address,               Position(s)         Term of Office(4) and Length         During Past
                  and Age                Held with Fund               of Time Served                Five Years
         -------------------------  -------------------------  ----------------------------  -------------------------

         Scott Eston                President and Chief        President and Chief           Chief Financial Officer
         c/o GMO Trust              Executive Officer of the   Executive Officer since       (1997 - present), Chief
         40 Rowes Wharf             Trust                      October 2002; Vice President  Operating Officer
         Boston, MA 02110                                      from August 1998 - October    (2000 - present) and
         Age: 47                                               2002.                         Member, Grantham, Mayo,
                                                                                             Van Otterloo & Co. LLC.

         Susan Randall Harbert      Chief Financial Officer    Chief Financial Officer       Member, Grantham, Mayo,
         c/o GMO Trust              and Treasurer of the       Since February 2000;          Van Otterloo & Co. LLC.
         40 Rowes Wharf             Trust                      Treasurer since February
         Boston, MA 02110                                      1998.
         Age: 45

         Brent Arvidson             Assistant Treasurer of     Since September 1998.         Senior Fund
         c/o GMO Trust              the Trust                                                Administrator, Grantham,
         40 Rowes Wharf                                                                      Mayo, Van Otterloo & Co.
         Boston, MA 02110                                                                    LLC.
         Age: 33

         William R. Royer, Esq.     Vice President and Clerk   Vice President since          General Counsel, Anti-
         c/o GMO Trust              of the Trust               February 1997; Clerk since    Money Laundering
         40 Rowes Wharf                                        March 2001; May 1999 -        Reporting Officer (July
         Boston, MA 02110                                      August 1999.                  2002 - February 2003) and
         Age: 37                                                                             Member, Grantham, Mayo,
                                                                                             Van Otterloo & Co. LLC.

         Elaine M. Hartnett, Esq.   Vice President and         Vice President since August   Associate General
         c/o GMO Trust              Secretary of the Trust     1999; Secretary since March   Counsel, Grantham, Mayo,
         40 Rowes Wharf                                        2001.                         Van Otterloo & Co. LLC
         Boston, MA 02110                                                                    (June 1999 - present);
         Age: 58                                                                             Associate/ Junior
                                                                                             Partner, Hale and Dorr
                                                                                             LLP (1991 - 1999).

         Julie Perniola             Vice President and Anti-   Since February 2003.          Anti-Money Laundering
         c/o GMO Trust              Money Laundering                                         Reporting Officer
         40 Rowes Wharf             Compliance Officer                                       (February 2003 - present)
         Boston, MA 02110                                                                    and Compliance Officer,
         Age: 32                                                                             Grantham, Mayo, Van
                                                                                             Otterloo & Co. LLC.

 4 Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

GMO FOREIGN FUND
(A SERIES OF GMO TRUST)
ANNUAL REPORT
FEBRUARY 28, 2003

GMO FOREIGN FUND
(A SERIES OF GMO TRUST)
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT

Day-to-day management of the Fund's portfolio is the responsibility of the International Active Division at Grantham, Mayo, Van Otterloo & Co. LLC.

MANAGEMENT DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

For the fiscal year ended February 28, 2003, the Class III shares of the GMO Foreign Fund outperformed the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index by +8.6% after fees, declining 8.9% while the benchmark tumbled 17.5%. Stock selection was the source of the outperformance.

GMO country selection subtracted 0.6% from returns during the fiscal year. Germany had the worst return of the benchmark markets, plummeting 35.6%. Real GDP is estimated to have grown only 0.2% for 2002, while domestic demand was down 1.3%, the biggest decline since German unification. The only factor that stopped aggregate economic output from shrinking was exports, but those are threatened by the recent euro strength. The Finnish market fell 30.6%, which can be attributed to weakness in Finnish telecom-related stocks. Nokia shares, for example, lost over a third of their value during the last 12 months. The MSCI Netherlands index lost 28.7%. The heavyweight financial sector, particularly insurance companies, fell due to two factors: 1) immensely higher payouts and reserve provisioning due to catastrophic loss (both 9/11 and storm damage); and
2) very weak global equity markets. Both effects led to the heavy selling of equity positions further exacerbating the cycle. The coup de grace for the Netherlands was the emergence of scandals in this normally stolid market. An accounting scandal in the retail sector drove large cap stocks down, while insider trading and market manipulation allegations (still pending trial) pushed down the smaller cap segment. The Fund had an overweight position in Germany, a neutral position in Finland, and an underweight position in the Netherlands.

Among benchmark countries, only two indices had positive absolute returns this fiscal year: New Zealand and Austria. New Zealand was the best performing market, with a return of 26.3%. Returns for New Zealand during the fiscal year were aided by the strong New Zealand dollar, which appreciated versus the U.S. dollar by an impressive 32.7%. The MSCI Austria index gained 16.8%. The ability to improve margins and generate free cash -- all at globally cheap valuations -- lured both financial investors and industrial acquisition teams to this market. Even after such strong performance the Austrian market continues to offer value, if not liquidity. While Australia did not have a positive return for the fiscal year, down 1.8%, it was the best performing large MSCI EAFE market. Despite a severe drought, GDP in Australia grew by an impressive 3.8%, making it one the best performing economies globally. The economy was aided by strong gains in household credit demand and housing prices. However, there is now concern that a consumer credit bubble is looming, and a rental yield of 3.0% versus a three-month treasury rate of 4.8% hints that residential property may be overpriced. The strong Australian dollar also contributed substantially to returns for the fiscal year, rising by 17.5% versus the U.S. dollar. The Fund had overweight positions in New Zealand and Austria, but has gone from an over-to an underweight in Australia during the year.

GMO FOREIGN FUND
(A SERIES OF GMO TRUST)
--------------------------------------------------------------------------------

GMO stock picking added 9.2% to returns during the fiscal year. Stock selection was particularly strong in Germany, Japan, the United Kingdom, Australia, and Finland. In Germany the largest contributors to returns were Adidas-Salomon, Continental, and Deutsche Telekom, all of which were undervalued companies with strong managements that were willing to restructure. Adidas-Salomon is on its second year of restructuring and is poised to achieve margins equivalent to the U.S. company Nike, its closest competitor. Continental AG restructured its tire operations in Europe by shifting production to lower cost Eastern European countries. Deutsche Telekom used strict cost controls and asset sales to generate substantial free cash to pay off some of its debt. The holdings that contributed to outperformance in Japan had two things in common -- low valuations and delivery of good earnings performance. They included electronics-related firms (Konica, Canon, Yamaha, Arisawa), auto-related names (Nissan, Aisin Seiki, Honda), and consumer goods companies (Kao, Bandai). Inexpensive defensive stocks drove outperformance in the United Kingdom. While expensive defensive stocks such as pharmaceuticals declined, defensive value worked quite well. Gallaher and Imperial Tobacco, both large holdings in the U.K. portfolio, each rose 45% in a market that declined by 18.7%. The largest single contributor to our performance in Australia was MIM Holding. MIM is benefiting from takeover discussions with Xstrata, the Swiss mining company. Australian holdings in consumer non-discretionary companies also added to returns. Our largest holdings in this sector are Lion Nathan, a brewer, and Foodland, a food retailer, and both offered strong earnings growth in a time of economic uncertainty. Metso, Uponor, M-Real, and some timely buying of Nokia late in the fiscal year generated a positive return in Finland, despite the Finnish market being down 30.6%. Uponor was the best performer of the four, up nearly 20%.

OUTLOOK

Lower market valuations are an alluring prospect for international value investors in the teeth of geopolitical uncertainty. There is even the prospect of a weaker U.S. dollar. After years of a headwind this tailwind should benefit our investors.

We expect that our stock selection will be the principal driver of our returns. Country valuation differences are relatively narrow entering 2003. Thus, it will be our fundamental stock analysis which allows us to discern the greatest opportunities to make money.

THE VIEWS EXPRESSED HEREIN ARE EXCLUSIVELY THOSE OF GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC MANAGEMENT AS OF THE DATE OF THIS REPORT AND ARE SUBJECT TO CHANGE. THEY ARE NOT MEANT AS INVESTMENT ADVICE.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC


COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
GMO FOREIGN FUND CLASS III SHARES AND THE MSCI EAFE INDEX
                 AS OF FEBRUARY 28, 2003                   GMO FOREIGN FUND  MSCI EAFE INDEX
2/28/93                                                             $10,000          $10,000
3/31/93                                                             $10,694          $10,872
6/30/93                                                             $11,366          $11,965
9/30/93                                                             $12,490          $12,759
12/31/93                                                            $13,471          $12,869
3/31/94                                                             $13,991          $13,319
6/30/94                                                             $14,244          $13,999
9/30/94                                                             $14,590          $14,013
12/31/94                                                            $14,348          $13,870
3/31/95                                                             $14,238          $14,128
6/30/95                                                             $15,153          $14,231
9/30/95                                                             $16,024          $14,824
12/31/95                                                            $16,335          $15,424
3/31/96                                                             $16,804          $15,870
6/30/96                                                             $17,424          $16,121
9/30/96                                                             $17,459          $16,101
12/31/96                                                            $18,674          $16,357
3/31/97                                                             $18,849          $16,101
6/30/97                                                             $21,113          $18,190
9/30/97                                                             $21,958          $18,062
12/31/97                                                            $19,955          $16,648
3/31/98                                                             $22,553          $19,097
6/30/98                                                             $22,338          $19,300
9/30/98                                                             $19,452          $16,556
12/31/98                                                            $22,739          $19,977
3/31/99                                                             $22,813          $20,255
6/30/99                                                             $24,862          $20,770
9/30/99                                                             $26,175          $21,681
12/31/99                                                            $29,325          $25,364
3/31/2000                                                           $28,368          $25,337
6/30/2000                                                           $28,285          $24,333
9/30/2000                                                           $26,769          $22,370
12/31/2000                                                          $27,410          $21,770
3/31/2001                                                           $24,990          $18,786
6/30/2001                                                           $25,828          $18,590
9/30/2001                                                           $22,580          $15,987
12/31/2001                                                          $24,643          $17,102
3/31/2002                                                           $25,647          $17,189
6/30/2002                                                           $26,357          $16,825
9/30/2002                                                           $22,074          $13,505
12/31/2002                                                          $23,229          $14,376
2/28/2003                                                           $22,206          $13,460

AVERAGE ANNUAL TOTAL RETURN
                                                      SINCE INCEPTION
                             1 YEAR  5 YEAR  10 YEAR      9/30/96
Class II                     -9.00%   0.41%      n/a            3.76%
Class III                    -8.89%   0.47%    8.30%              n/a
Class IV                                                       1/9/98
                             -8.92%   0.53%      n/a            2.60%
Class M                                                     1/25/2002
                             -9.09%     n/a      n/a           -7.67%

Performance shown is net of all fees after reimbursement from the manager. Returns and net asset values of fund investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. The Fund commenced operations on June 28, 1996 subsequent to a transaction involving, in essence, the reorganization of the GMO International Equities Pool of the Common Fund for Non-Profit Organizations (the GMO Pool) as the Foreign Fund. All information relating to the time periods prior to June 28, 1996 relates to the GMO Pool. performance for Classes II, IV and M may vary due to different shareholder servicing fees. Past performance is not indicative of future performance. Information is unaudited.

GMO FOREIGN FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2003

           SHARES      DESCRIPTION                                           VALUE ($)
----------------------------------------------------------------------------------------
                       COMMON STOCKS -- 89.0%
                       AUSTRALIA -- 3.9%
            1,603,628  Amcor Ltd                                               8,018,852
              411,040  Capral Aluminum Ltd                                       695,937
              760,518  Foodland Associated                                     8,293,521
              154,000  Foster's Group Ltd                                        403,725
            3,490,121  Insurance Australia Group Ltd                           6,481,019
            2,684,380  John Fairfax Holdings Ltd                               4,805,597
              824,550  Lihir Gold Ltd*                                           695,526
               76,000  Lihir Gold Ltd ADR*+                                    1,292,000
            1,829,663  Lion Nathan Ltd                                         5,807,031
            1,291,600  Mayne Group Ltd                                         2,476,832
            1,267,364  Menzies Gold NL*                                           22,304
           13,633,466  MIM Holdings Ltd                                       11,748,326
            6,918,127  Oil Search Ltd*                                         2,854,820
           10,946,321  Pasminco Ltd*(a)                                               --
              847,427  Publishing & Broadcasting Ltd                           3,959,810
              516,800  Sons of Gwalia Ltd                                        439,068
            1,283,107  Westpac Banking Corp                                   10,940,081
                                                                           -------------
                                                                              68,934,449
                                                                           -------------
                       AUSTRIA -- 0.5%
               30,555  Erste Bank Der Oesterreichischen Sparkassen AG          2,045,088
               12,040  Flughafen Wien AG                                         436,018
               10,497  Oesterreichische Brau Beteiligungs AG                     858,142
               14,540  OMV AG                                                  1,571,039
              233,840  Telekom Austria AG*                                     2,464,880
               13,864  VA Technologie AG (Bearer)                                216,668
               35,040  Wienerberger AG                                           597,082
                                                                           -------------
                                                                               8,188,917
                                                                           -------------
                       BELGIUM -- 1.5%
               48,604  Almanij NV                                              1,564,752
               25,192  CFE (CIE Francois D'enter)                              4,881,918
              302,170  Dexia                                                   2,758,500
               24,663  Electrabel SA                                           6,193,555
              138,065  Fortis B                                                1,889,842
              100,135  Fortis Strip*                                               1,079
               31,755  Groupe Bruxelles Lambert SA                             1,180,781
              108,793  KBC Bancassurance Holding                               3,287,889

              See accompanying notes to the financial statements.              1

GMO FOREIGN FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2003

           SHARES      DESCRIPTION                                           VALUE ($)
----------------------------------------------------------------------------------------
                       BELGIUM -- CONTINUED
               40,152  Solvay Et Cie                                           2,380,170
               71,049  UCB SA                                                  1,624,190
                                                                           -------------
                                                                              25,762,676
                                                                           -------------
                       BRAZIL -- 0.3%
              450,300  Cia de Concessoes Rodoviarias*                            883,189
              109,800  Ultrapar Participacoes SA ADR                             731,268
              202,600  Votorantim Celulose e Papel SA ADR                      3,851,426
                                                                           -------------
                                                                               5,465,883
                                                                           -------------
                       CANADA -- 1.9%
              147,200  BCE Inc                                                 2,743,821
              622,000  Hudson's Bay Co                                         3,507,048
              110,840  Inco Ltd*                                               2,362,176
              220,100  KAP Resources Ltd*(a)                                       1,477
              300,750  Norske Skog Canada Ltd*                                   958,895
            3,512,030  Nortel Networks Corp*                                   7,543,627
               67,500  Rothmans Inc                                            1,131,796
              443,740  Teck Cominco Ltd Class B                                3,574,225
              977,610  Tembec Inc*                                             6,542,336
              475,860  Timberwest Forest Corp                                  3,928,768
              129,296  Trizec Canada Inc                                         985,038
                                                                           -------------
                                                                              33,279,207
                                                                           -------------
                       CHINA -- 0.8%
            3,931,440  China Mobile Ltd*                                       8,468,694
            3,323,230  Shanghai Industrial Holdings Ltd Class H                5,155,862
                                                                           -------------
                                                                              13,624,556
                                                                           -------------
                       DENMARK -- 0.3%
              188,420  Carlsberg A/S Class B                                   6,109,766
                                                                           -------------
                       FINLAND -- 2.7%
              674,000  Huhtamaki Oyj Class I                                   6,116,601
            1,236,927  Metso Oyj                                              12,798,335
              554,000  M-real Oyj                                              4,209,563
            1,688,100  Nokia Oyj                                              22,560,984

2             See accompanying notes to the financial statements.

GMO FOREIGN FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2003

           SHARES      DESCRIPTION                                           VALUE ($)
----------------------------------------------------------------------------------------
                       FINLAND -- CONTINUED
              124,000  Uponor Oyj                                              2,536,624
                                                                           -------------
                                                                              48,222,107
                                                                           -------------
                       FRANCE -- 4.0%
               30,360  Accor SA                                                  932,577
               40,525  Alcatel SA                                                292,205
               77,940  Assurances Generales de France                          2,145,455
               24,482  Aventis SA Class A                                      1,111,672
               58,740  Axa                                                       717,935
               74,205  BIC SA                                                  2,367,353
              155,982  BNP Paribas                                             6,455,708
               18,510  Casino Guichard Perrachon SA                            1,057,354
               26,020  Christian Dior SA                                         890,408
               72,460  Cie de Saint-Gobain                                     2,189,070
               38,118  Danone                                                  4,510,977
              709,300  Eurotunnel SA Units (Bearer)*                             290,504
               12,075  Guyenne et Gascogne SA                                    937,039
               15,498  Imerys SA                                               1,650,330
               11,690  Lafarge SA                                                680,372
               52,966  Lagardere S.C.A.                                        1,949,513
               85,104  Michelin SA Class B                                     2,760,925
               21,383  Pernod Ricard                                           1,655,898
              133,092  Peugeot SA                                              5,881,309
               48,455  Schneider Electric SA                                   2,107,793
               31,563  Sophia (EX-SFI)                                         1,029,063
              787,520  Suez SA                                                10,312,787
               18,010  Technip-Coflexip SA                                     1,164,671
               72,014  Thales SA                                               1,650,131
              102,963  Total Fina Elf SA                                      13,605,354
                6,082  Wendel Investissement                                     159,291
               76,131  Wendel Investissement                                   1,787,956
               22,431  Worms et Cie SA                                           373,521
                                                                           -------------
                                                                              70,667,171
                                                                           -------------
                       GERMANY -- 8.2%
               44,133  Aareal Bank AG*                                           487,582
              254,020  Adidas-Salomon AG                                      20,259,924
              130,643  Allianz AG (Registered)                                 9,363,667
              121,340  Bilfinger & Berger                                      2,419,435

              See accompanying notes to the financial statements.              3

GMO FOREIGN FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2003

           SHARES      DESCRIPTION                                           VALUE ($)
----------------------------------------------------------------------------------------
                       GERMANY -- CONTINUED
              105,483  Celanese AG*                                            2,080,519
              343,210  Commerzbank AG                                          2,163,984
            1,053,320  Continental AG*                                        16,518,154
              711,380  DaimlerChrysler AG (Registered)                        21,698,328
               44,130  DePfa Bank Plc                                          1,605,262
              222,715  Deutsche Bank AG                                        9,073,596
              984,270  Deutsche Lufthansa AG*                                  8,253,383
              270,520  Deutsche Post AG                                        2,740,725
            1,496,130  Deutsche Telekom                                       17,189,558
              188,350  Fraport AG Frankfurt Airport Services Worldwide         3,684,516
               99,499  Gehe AG                                                 3,731,953
              231,240  K&S AG                                                  4,311,687
               36,310  Koelnische Rueckversicherungs-Gesellschaft AG (New
                         Shares)*                                              1,721,936
              117,410  Koelnische Rueckversicherungs-Gesellschaft AG
                         (Registered)*                                         5,555,303
               90,590  MG Technologies AG                                        514,552
               92,700  Muenchener Rueckversicherungs AG                        8,292,701
               89,770  Repower Systems AG*                                     2,031,836
                                                                           -------------
                                                                             143,698,601
                                                                           -------------
                       GREECE -- 0.1%
              117,800  Greek Organization of Football Prognostics SA           1,104,594
                                                                           -------------
                       HONG KONG -- 3.7%
            1,229,290  Beijing Enterprises Class H                             1,205,789
            2,158,449  Great Eagle Holdings Ltd                                1,252,322
            9,035,430  Hang Lung Group Co Ltd                                  7,646,246
            6,747,420  Hang Lung Properties Ltd                                6,142,591
              522,225  Hanison Construction Holdings Ltd                          16,740
            4,465,050  HKR International Ltd*                                    687,010
            7,444,001  Hong Kong Land Holdings                                 9,156,121
            3,941,865  Hysan Development Co Ltd                                3,032,554
              109,859  Jardine Matheson Holdings Ltd                             626,196
            2,298,073  Jardine Strategic Holdings Ltd                          5,791,144
            1,263,016  Liu Chong Hing Bank Ltd                                 1,157,898
            8,931,323  New World Development Co Ltd                            4,065,366
            1,484,399  NWS Holdings Ltd                                          352,110
            1,907,000  PCCW Ltd*                                               1,247,028
            4,792,890  SCMP Group Ltd                                          1,736,087
              832,240  Swire Pacific Ltd Class A                               3,542,764

4             See accompanying notes to the financial statements.

GMO FOREIGN FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2003

           SHARES      DESCRIPTION                                           VALUE ($)
----------------------------------------------------------------------------------------
                       HONG KONG -- CONTINUED
            5,281,290  Swire Pacific Ltd Class B                               3,588,983
            3,317,790  Wharf Holdings Ltd                                      6,806,508
            8,501,810  Wheelock and Co Ltd                                     6,540,609
                                                                           -------------
                                                                              64,594,066
                                                                           -------------
                       INDIA -- 1.1%
              475,000  Gail India Ltd GDR 144A                                 4,512,500
              212,300  Hindalco Industries Ltd GDR 144A                        2,568,830
              244,600  ICICI Banking Ltd ADR*                                  1,739,106
              224,500  ITC Ltd GDR                                             3,064,425
              295,000  Reliance Industries Ltd GDR 144A                        3,672,750
              197,000  State Bank of India GDR                                 2,797,400
              136,127  Videsh Sanchar Nigam Ltd ADR                              505,031
                                                                           -------------
                                                                              18,860,042
                                                                           -------------
                       INDONESIA -- 0.3%
           11,710,615  Astra International Tbk*                                3,097,872
            2,336,500  Indonesian Satellite Corp Tbk PT                        2,064,673
               35,700  PT Indosat (Persero) Tbk Class B ADR                      310,590
            2,982,000  PT Matahari Putra Prima Tbk                               130,915
              300,000  Timah Tbk PT (Foreign Registered)                          23,639
                                                                           -------------
                                                                               5,627,689
                                                                           -------------
                       IRELAND -- 1.1%
              814,737  Allied Irish Banks Plc                                 10,335,514
              877,570  Bank of Ireland                                         9,666,535
                                                                           -------------
                                                                              20,002,049
                                                                           -------------
                       ITALY -- 3.6%
              285,231  Assicurazioni Generali SPA                              7,209,045
              639,466  Banca Intesa SPA                                        1,481,815
              521,959  Banca Intesa SPA - RNC                                    871,979
              186,039  Banca Nazionale Del Lavoro SPA*                           223,171
              299,038  Banca Toscana                                           1,398,796
              130,354  Buzzi Unicem SPA                                          793,800
              814,760  CIR-Compagnie Industriali Riunite SPA                     756,964
              178,447  Danieli and Co SPA (Savings Shares)                       253,491
            1,284,635  Enel SPA                                                7,545,959

              See accompanying notes to the financial statements.              5

GMO FOREIGN FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2003

           SHARES      DESCRIPTION                                           VALUE ($)
----------------------------------------------------------------------------------------
                       ITALY -- CONTINUED
            1,288,021  ENI-Ente Nazionale Idrocarburi SPA                     19,115,914
               38,834  Ericsson SPA                                              709,866
              117,110  Fiat SPA                                                  908,792
               96,946  Grouppo Editoriale L'Espresso                             337,498
               98,553  IFIL Finanziaria di Partecipazioni SPA (Savings
                         Shares)                                                 220,407
              231,170  Italcementi SPA                                         1,253,250
               58,000  Pagnossin SPA                                              82,079
              178,971  RAS SPA                                                 2,200,931
               71,852  San Paolo IMI SPA                                         503,374
              521,000  Snam Rete Gas SPA                                       1,847,446
              431,006  Telecom Italia Mobile SPA (Savings Shares)              1,811,699
              622,892  Telecom Italia SPA                                      4,330,227
            1,023,482  Telecom Italia SPA (Savings Shares)                     5,019,145
            1,045,032  UniCredito Italiano SPA                                 4,189,968
                                                                           -------------
                                                                              63,065,616
                                                                           -------------
                       JAPAN -- 17.6%
              423,000  Aeon Co Ltd                                             8,515,458
              410,100  Aisin Seiki Co Ltd                                      5,616,003
              318,000  Ajinomoto Co Inc                                        3,370,302
              639,000  Alps Electric Co Ltd                                    7,804,745
              185,803  Arisawa Manufacturing                                   3,724,704
              206,400  Bandai Co                                               7,070,586
              609,000  Bank of Fukuoka Ltd                                     2,467,422
                   76  C&S Co Ltd                                                    887
              638,000  Canon Inc                                              23,043,011
              699,300  Chubu Electric Power Co Inc                            12,835,534
              242,100  Credit Saison Co                                        4,320,837
              674,000  Daikin Industries Ltd                                  10,774,878
              878,000  Daimaru Inc                                             2,970,607
              553,000  Denso Corp                                              8,274,536
                1,339  East Japan Railway Co                                   6,172,595
              137,000  Fuji Photo Film Co Ltd                                  4,345,528
              695,600  Honda Motor Co Ltd                                     25,417,568
              979,000  Itochu Corp                                             2,335,191
               86,000  Japan Airport Terminal Co Ltd                             491,013
              338,800  JFE Holdings Inc*                                       4,920,445
              661,000  Kao Corp                                               13,949,630
              176,600  Kirin Beverage Corp                                     2,980,055
              886,000  Konica Corp                                             7,111,981

6             See accompanying notes to the financial statements.

GMO FOREIGN FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2003

           SHARES      DESCRIPTION                                           VALUE ($)
----------------------------------------------------------------------------------------
                       JAPAN -- CONTINUED
               72,300  Kose Corp                                               2,085,371
               83,300  Kyocera Corp                                            4,375,496
            1,308,000  Mitsubishi Corp                                         8,751,347
            2,893,000  Mitsubishi Electric Corp*                               7,732,612
              796,000  Mitsubishi Rayon Co Ltd                                 1,865,020
              703,000  Mitsui Fudosan Co Ltd                                   4,608,374
            1,013,000  Nippon Oil Co Ltd                                       4,309,909
            1,653,100  Nissan Motor Co                                        12,402,620
              150,800  Nissin Food Products                                    3,023,015
              715,000  NTN Corp                                                2,939,226
                7,064  NTT Docomo Inc*                                        13,324,356
               84,900  ORIX Corp                                               4,682,157
              590,000  Ricoh Company Ltd                                       8,913,005
              134,200  Rinnai Corp                                             2,786,729
               55,000  Seino Transportation Co Ltd                               344,259
              211,000  Sekisui House Ltd                                       1,488,467
              127,600  Shimachu Co                                             2,320,491
              456,000  Shiseido Co Ltd                                         5,288,019
              316,000  Showa Corp                                              2,737,018
              889,000  Sumitomo Chemical Co Ltd                                3,007,824
              834,000  Sumitomo Trust & Banking                                2,913,445
              329,000  Takeda Chemical Industries Ltd                         12,133,136
              391,000  Tanabe Seiyaku Co Ltd                                   3,191,499
              303,600  Tokyo Broadcasting System Inc                           3,774,938
            1,563,000  Tokyo Gas Co                                            4,732,958
              175,640  Tostem Inax Holding Corp                                2,167,551
              347,000  Ushio Inc                                               3,563,189
                1,073  West Japan Railway Co                                   3,476,075
              243,000  Yamaha Corp                                             2,735,741
              184,000  Yamanouchi Pharmaceutical Co Ltd                        5,011,461
              137,000  Yamato Kogyo Co                                           637,344
                                                                           -------------
                                                                             309,836,168
                                                                           -------------
                       MALAYSIA -- 0.1%
            1,059,000  Maxis Communications Berhad*                            1,504,895
                                                                           -------------
                       MEXICO -- 0.3%
              222,200  Coca-Cola Femsa SA ADR                                  4,019,598

              See accompanying notes to the financial statements.              7

GMO FOREIGN FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2003

           SHARES      DESCRIPTION                                           VALUE ($)
----------------------------------------------------------------------------------------
                       MEXICO -- CONTINUED
            2,682,100  Grupo Financiero BBVA Bancomer SA*                      2,021,155
                                                                           -------------
                                                                               6,040,753
                                                                           -------------
                       NETHERLANDS -- 2.5%
              122,472  Aegon NV                                                1,313,403
              110,902  Akzo Nobel NV                                           2,401,361
              110,750  Fortis NV                                               1,518,340
               16,099  Fugro NV                                                  563,924
               47,886  Hagemeyer NV                                              233,800
              133,874  Hal Trust (Participating Units)                         2,597,209
              260,444  ING Groep NV                                            3,522,867
              156,013  Koninklijke Ahold NV                                      588,528
               69,720  Koninklijke BAM NBM NV                                    882,945
              242,432  Koninklijke Philips Electronics NV                      4,044,819
               92,391  Koninklijke Philips Electronics NV ADR                  1,542,930
              297,144  Koninklijke Vendex KBB NV                               2,139,349
              100,987  Koninklijke Volker Wessels                              1,632,657
               50,831  Koninklijke Wessanen NV                                   264,067
              168,820  Laurus NV*                                                191,052
              189,442  Reed Elsevier NV                                        1,945,841
              185,770  Royal Dutch Petroleum                                   7,358,192
               78,252  TPG NV                                                  1,096,420
               61,023  Unilever NV                                             3,459,533
               21,060  Univar NV*                                                113,492
              131,321  VNU NV                                                  2,888,786
               50,421  Vopak NV*                                                 570,609
              119,010  Wegener NV                                                487,422
               35,387  Wereldhave NV                                           2,023,333
                                                                           -------------
                                                                              43,380,879
                                                                           -------------
                       NEW ZEALAND -- 1.3%
            1,972,386  Air New Zealand Class B*                                  570,872
            6,099,177  Carter Holt Harvey Ltd                                  5,873,007
            6,198,833  Telecom Corp of New Zealand                            14,525,639
            8,100,237  Trans Tasman Properties Ltd*                            1,172,234
                                                                           -------------
                                                                              22,141,752
                                                                           -------------
                       NORWAY -- 2.0%
              350,000  Ekornes ASA                                             4,249,796

8             See accompanying notes to the financial statements.

GMO FOREIGN FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2003

           SHARES      DESCRIPTION                                           VALUE ($)
----------------------------------------------------------------------------------------
                       NORWAY -- CONTINUED
              267,410  Norske Skogindustrier AS Class A                        3,414,912
              380,020  Prosafe ASA*                                            5,462,915
              532,030  Smedvig ASA Class A                                     2,294,433
              252,000  Smedvig ASA Class B                                       914,439
            2,523,220  Statoil ASA                                            19,368,616
                                                                           -------------
                                                                              35,705,111
                                                                           -------------
                       SINGAPORE -- 0.7%
            2,471,840  Allgreen Properties Ltd                                 1,200,992
              977,780  DBS Group Holdings Ltd                                  5,397,285
            3,567,000  MobileOne Ltd*                                          2,522,732
              968,450  Singapore Land Ltd                                      1,793,065
            6,039,820  SMRT Corp Ltd                                           1,857,979
                                                                           -------------
                                                                              12,772,053
                                                                           -------------
                       SOUTH AFRICA -- 0.4%
              273,500  Allied Technologies Ltd                                   714,855
              502,410  Liberty Group Ltd                                       3,363,894
            1,528,961  Old Mutual Plc                                          1,969,710
              182,787  Sun International Ltd*                                     50,994
              260,114  Western Areas Ltd*                                      1,048,184
                                                                           -------------
                                                                               7,147,637
                                                                           -------------
                       SOUTH KOREA -- 1.3%
               19,865  Hansol Paper Manufacturing Ltd                             90,367
              209,060  Korea Electric Power Corp                               3,143,825
              913,300  KT Corp ADR                                            16,896,050
              226,000  Samsung Corp                                            1,170,092
                8,040  Samsung Electronics                                     1,882,612
                5,300  Samsung Fire & Marine Insurance                           253,089
                                                                           -------------
                                                                              23,436,035
                                                                           -------------
                       SPAIN -- 5.5%
               88,370  ACS Actividades Cons y Serv                             3,049,751
              278,360  Altadis SA                                              6,597,361
              730,000  Amadeus Global Travel Distribution                      3,359,610
            1,071,652  Banco Bilbao Vizcaya SA                                 9,136,260
               98,470  Banco Popular Espanol                                   4,011,751

              See accompanying notes to the financial statements.              9

GMO FOREIGN FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2003

           SHARES      DESCRIPTION                                           VALUE ($)
----------------------------------------------------------------------------------------
                       SPAIN -- CONTINUED
            1,254,442  Banco Santander Central Hispano                         8,044,624
              854,918  Endesa SA                                              10,227,880
              288,400  Gas Natural SDG SA                                      5,657,243
              814,733  Iberdrola SA                                           12,486,855
              266,000  NH Hoteles SA*                                          2,264,889
              116,650  Red Electrica de Espana                                 1,424,468
              746,480  Repsol YPF SA                                          10,459,230
            1,783,337  Telefonica SA*                                         17,298,726
              114,877  Transportes Azkar SA                                      543,545
              202,390  Union Fenosa SA                                         2,558,735
                                                                           -------------
                                                                              97,120,928
                                                                           -------------
                       SWEDEN -- 1.6%
              449,490  Autoliv Inc SDR                                         9,297,243
              950,300  Billerud AB                                            11,168,175
              722,000  SAAB AB Class B                                         7,551,769
                                                                           -------------
                                                                              28,017,187
                                                                           -------------
                       SWITZERLAND -- 2.8%
              184,880  ABB Ltd*                                                  383,122
                1,330  Bank Sarasin & Cie AG                                   1,118,142
                2,316  Belimo Holding AG                                         580,708
               18,440  Bobst Group AG (Registered)*                              462,360
                2,822  Bqe Cant Vaudoise*                                        159,726
                5,996  Centerpulse AG*                                         1,154,097
              123,068  Credit Suisse Group*                                    2,291,642
                1,905  Fischer (George) AG (Registered)*                         155,940
                5,177  Forbo Holdings AG (Registered)                          1,450,782
                9,298  Geberit AG*                                             2,489,066
               22,620  Hero AG                                                 2,335,398
               19,955  Holcim Ltd                                              3,233,858
                  640  Jelmoli (Bearer)                                          384,661
                3,906  Jelmoli (Registered)                                      463,765
                7,655  Kraftwerk Laufenberg (Bearer)                           1,817,780
               13,520  Lonza Group AG                                            769,723
               24,370  Nestle SA                                               4,906,350
              130,900  Novartis AG                                             4,807,389
                  504  Schweizerische National-Versicherungs-Gesellschaft        158,708
                5,020  SGS Societe Generale Surveillance Holdings SA
                         (Registered)                                          1,702,950

10            See accompanying notes to the financial statements.

GMO FOREIGN FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2003

           SHARES      DESCRIPTION                                           VALUE ($)
----------------------------------------------------------------------------------------
                       SWITZERLAND -- CONTINUED
                1,674  Sulzer AG (Registered)*                                   195,362
               18,740  Swatch Group AG                                         1,554,757
               62,586  Swiss Reinsurance Co                                    3,369,305
               27,390  Swisscom AG                                             8,140,243
                3,480  Unique Zurich Airport*                                     56,460
               15,121  Valora Holding AG                                       2,503,440
               21,021  Zurich Financial Services AG                            1,782,754
                                                                           -------------
                                                                              48,428,488
                                                                           -------------
                       TAIWAN -- 0.4%
               25,000  Asustek Computer Inc                                       42,446
              282,380  Compal Electronics GDR 144A*                            1,389,310
              646,070  Standard Foods Ltd                                        150,595
            1,935,160  Taiwan Cement Corp*                                       682,179
            5,567,000  United Microelectronics*                                3,155,968
              295,900  United Microelectronics ADR*                              955,757
                                                                           -------------
                                                                               6,376,255
                                                                           -------------
                       THAILAND -- 0.5%
            1,248,600  PTT Exploration & Production Pcl (Foreign
                         Registered)(a)                                        3,764,623
              115,400  Siam Cement Pcl (Foreign Registered)                    3,468,608
               81,350  Siam Cement Pcl NVDR                                    2,342,485
                                                                           -------------
                                                                               9,575,716
                                                                           -------------
                       UNITED KINGDOM -- 18.0%
              946,814  Abbey National Plc                                      5,816,174
            2,365,000  Aggregate Industries Plc                                2,626,204
              674,591  Allied Domecq Plc                                       3,182,332
              249,339  Amersham Plc                                            1,690,719
              228,200  AstraZeneca Plc                                         7,361,287
              887,906  Aviva Plc                                               5,534,725
              129,891  AWG Plc*                                                1,076,150
              537,428  BAA Plc                                                 3,665,357
            2,429,510  BAE Systems Plc                                         4,209,393
            2,205,845  Barclays Plc                                           12,751,145
              116,043  Berkley Group                                           1,148,768
            1,121,746  BG Group Plc                                            4,324,395
              250,747  BHP Billiton Plc                                        1,303,340
              366,790  Boots Group Plc                                         3,131,302

              See accompanying notes to the financial statements.             11

GMO FOREIGN FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2003

           SHARES      DESCRIPTION                                           VALUE ($)
----------------------------------------------------------------------------------------
                       UNITED KINGDOM -- CONTINUED
            2,047,188  BP Plc                                                 12,898,103
              364,833  BPB Plc                                                 1,511,325
              501,600  British Energy Plc (Deferred Shares)*(a)                       --
              707,876  British Sky Broadcasting Plc*                           7,007,621
            3,352,701  BT Group Plc                                            8,634,172
              408,920  Bunzl Co                                                2,479,746
              323,200  Cadbury Schweppes Plc                                   1,634,122
            2,486,964  Centrica Plc                                            5,523,276
              556,622  Chubb Plc                                                 526,041
              490,755  Cookson Group Plc*                                        133,340
              959,883  Diageo Plc                                              9,525,044
              233,822  Dixons Group Plc (New Shares)                             338,830
              418,898  FKI Plc                                                   418,977
              200,000  Galen Holdings Plc                                      1,071,068
              663,885  Gallaher Group Plc                                      6,514,619
              901,693  GlaxoSmithKline Plc                                    15,850,064
              469,989  GUS Plc                                                 3,756,919
              395,358  Hanson Plc                                              1,854,174
            1,143,771  HBOS Plc                                               11,926,285
              532,860  Hilton Group Plc                                        1,250,569
            1,043,483  HSBC Holdings Plc                                      11,242,156
            1,247,193  Imperial Chemical Industries Plc                        2,985,970
              498,518  Imperial Tobacco Group Plc                              7,777,562
              634,940  International Power Plc*                                  907,585
            2,480,378  Invensys Plc                                              625,095
              995,000  John Wood Group Plc                                     2,468,379
              131,570  Johnson Matthey                                         1,702,443
              605,273  Kidde Plc                                                 545,802
            1,254,017  Kingfisher Plc                                          4,518,275
            2,614,644  Legal & General Group Plc                               3,078,449
            1,360,120  Lloyds TSB Group Plc                                    7,583,831
               59,438  Lonmin Plc                                                772,840
              318,669  Marks & Spencer Group Plc                               1,533,413
              810,000  Matalan Plc                                             2,755,795
            1,512,501  mmO2 Plc*                                               1,131,612
            1,185,044  National Grid Transco Plc                               7,615,576
              177,717  P&O Princess Cruises Plc                                1,116,889
              352,000  Pearson Plc                                             2,661,289
              460,717  Peninsular & Oriental Steam Navigation Co               1,141,124
              725,596  Prudential Plc                                          3,862,956

12            See accompanying notes to the financial statements.

GMO FOREIGN FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2003

           SHARES      DESCRIPTION                                           VALUE ($)
----------------------------------------------------------------------------------------
                       UNITED KINGDOM -- CONTINUED
              328,240  Rank Group Plc                                          1,207,220
              218,690  Reed Elsevier Plc                                       1,596,566
            1,649,020  Rentokil Initial Plc                                    4,746,696
              214,669  Reuters Group Plc                                         402,369
              367,200  Rexam Plc                                               1,866,711
              125,441  RMC Group                                                 727,102
              586,302  Royal Bank of Scotland Group                           13,418,227
              955,000  SABMiller Plc                                           5,881,502
              221,370  Sainsbury (J)                                             808,937
              441,421  Scottish & Newcastle Plc                                2,336,148
              368,960  Scottish & Southern Energy Plc                          3,661,238
              649,000  Scottish Power Plc                                      3,726,064
              492,863  Severn Trent Plc                                        5,465,212
            2,423,750  Shell Transport & Trading (Registered)                 14,039,403
              254,310  Six Continents Plc                                      2,479,489
              412,160  Smith (David S.) Holdings Plc                             973,790
              183,400  SSL International Plc                                     596,523
              140,434  Standard Chartered Plc                                  1,541,747
              226,228  TI Automotive Ltd*(a)                                          --
              869,546  Tomkins Plc                                             2,574,889
              268,447  Trinity Mirror Plc                                      1,682,867
              592,632  Unilever Plc                                            5,283,353
              350,384  United Utilities                                        3,256,150
              365,980  Viridian Group Plc                                      2,937,039
            8,968,273  Vodafone Group Plc                                     16,068,242
              200,354  Whitbread Plc                                           1,644,159
              233,676  Wolseley                                                1,843,996
                                                                           -------------
                                                                             317,468,266
                                                                           -------------

                       TOTAL COMMON STOCKS (COST $1,768,098,077)           1,566,159,512
                                                                           -------------
                       PREFERRED STOCKS -- 1.7%
                       AUSTRALIA -- 0.0%
              100,022  News Corporation Ltd 0.93%                                518,364
                                                                           -------------
                       BRAZIL -- 0.1%
           88,610,000  Gerdau SA                                                 825,024
                                                                           -------------

              See accompanying notes to the financial statements.

GMO FOREIGN FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2003

           SHARES/
          PAR VALUE    DESCRIPTION                                           VALUE ($)
----------------------------------------------------------------------------------------
                       FRANCE -- 0.0%
               16,658  Casino Guichard Perrachon SA 3.74%                        769,508
                                                                           -------------
                       GERMANY -- 1.4%
              306,560  Bayerische Motoren Werke AG 2.41%                       5,815,223
              192,904  Rheinmetall AG (Non Voting) 3.92%                       2,079,119
               55,000  Rheinmetall AG 2.51%                                      776,555
               53,890  Villeroy & Boch AG (Non Voting) 5.78%                     464,661
              522,349  Volkswagen AG 5.30%                                    15,313,267
                                                                           -------------
                                                                              24,448,825
                                                                           -------------
                       ITALY -- 0.1%
              107,933  Fiat SPA 4.95%                                            511,853
               70,578  Fondiaria - SAI 8.00%                                     396,319
               42,571  IFI Istituto Finanziario Industries 4.82%                 367,064
                                                                           -------------
                                                                               1,275,236
                                                                           -------------
                       THAILAND -- 0.1%
            1,954,080  Siam Commercial Bank Ltd*                               1,472,925
                                                                           -------------

                       TOTAL PREFERRED STOCKS (COST $33,020,570)              29,309,882
                                                                           -------------
                       CONVERTIBLE SECURITIES -- 1.2%
                       JAPAN -- 1.2%
JPY       456,000,000  Internet Initiative Japan Inc, 144A, 1.75%, due
                         03/31/05                                              3,394,206
JPY     2,181,000,000  SMFG Finance, 144A, 2.25%, due 7/11/05                 16,879,805
                                                                           -------------
                                                                              20,274,011
                                                                           -------------

                       TOTAL CONVERTIBLE SECURITIES (COST $22,478,419)        20,274,011
                                                                           -------------
                       DEBT OBLIGATIONS -- 0.0%
                       UNITED KINGDOM -- 0.0%
GBP            35,888  BAE Systems Plc, 7.45%, due 11/30/03                       11,305
GBP           102,000  BG Transco Holdings Plc Index Linked, 4.186%, due
                         12/14/22                                                181,674
GBP           102,000  BG Transco Holdings Plc, 4.98%, Variable Rate, due
                         12/14/09                                                159,168

14            See accompanying notes to the financial statements.

GMO FOREIGN FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2003

           SHARES/
          PAR VALUE    DESCRIPTION                                           VALUE ($)
----------------------------------------------------------------------------------------
                       UNITED KINGDOM -- CONTINUED
GBP           102,000  BG Transco Holdings Plc, 7.00%, due 12/16/24              178,392
                                                                           -------------
                                                                                 530,539
                                                                           -------------

                       TOTAL DEBT OBLIGATIONS (COST $395,369)                    530,539
                                                                           -------------
                       INVESTMENT FUNDS -- 0.0%
                       SOUTH KOREA -- 0.0%
               38,500  Alliance Korean Investment Fund A*                        298,375
                                                                           -------------

                       TOTAL INVESTMENT FUNDS (COST $327,839)                    298,375
                                                                           -------------
                       RIGHTS AND WARRANTS -- 0.0%
                       FRANCE -- 0.0%
               85,957  Wendel Investissement Warrants, Expires 3/27/03*              927
                                                                           -------------

                       TOTAL RIGHTS AND WARRANTS (COST $185,439)                     927
                                                                           -------------
                       SHORT-TERM INVESTMENTS -- 7.4%
                       CASH EQUIVALENTS -- 7.4%
USD        71,500,000  Societe Generale GC Time Deposit, 1.34%, due
                         3/03/03                                              71,500,000
           58,300,757  The Boston Global Investment Trust(b)                  58,300,757
                                                                           -------------
                                                                             129,800,757
                                                                           -------------

                       TOTAL SHORT-TERM INVESTMENTS (COST $129,800,757)      129,800,757
                                                                           -------------
                       TOTAL INVESTMENTS -- 99.3%
                       (Cost $1,954,306,470)                               1,746,374,003

                       Other Assets and Liabilities (net) -- 0.7%             12,916,373
                                                                           -------------
                       TOTAL NET ASSETS -- 100.0%                          $1,759,290,376
                                                                           =============

              See accompanying notes to the financial statements.

GMO FOREIGN FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2003

                       NOTES TO SCHEDULE OF INVESTMENTS:

 144A - Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

 ADR - American Depositary Receipt

 GDR - Global Depository Receipt

 NVDR - Non-Voting Depository Receipt

 SDR - Swedish Depository Receipt

 *    Non-income producing security.

 + Direct placement securities are restricted as to resale. They have been valued at fair value by the Trustees after consideration of restricitions as to resale, financial condition and prospects of the issuer, general market conditions, and pertinent information in accordance with the Fund's Prospectus and the Investment Company Act of 1940, as amended. The Fund has limited rights to registration under the Securities Act of 1933 with respect to those restricted securities.

16            See accompanying notes to the financial statements.

GMO FOREIGN FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2003

                   Additional information on each restricted security is as follows:

                                                                                    MARKET
                                                                                  VALUE AS A     MARKET
                                                                                  PERCENTAGE  VALUE AS OF
                                                   ACQUISITION       ACQUISITION  OF FUND'S   FEBRUARY 28,
ISSUER, DESCRIPTION                                    DATE             COST      NET ASSETS      2003
----------------------------------------------------------------------------------------------------------
Lihir Gold Ltd ADR                                   10/07/99        $1,454,640        0.07%  $  1,292,000

 (a) Security valued at fair value using methods determined in good faith by or at the direction of the Trustees (Note 1).

 (b)  Represents investment of security lending collateral (Note 1).

CURRENCY ABBREVIATIONS:
GBP - British Pound
JPY - Japanese Yen
USD - United States Dollar

              See accompanying notes to the financial statements.             17

GMO FOREIGN FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- INDUSTRY SECTOR SUMMARY
(SHOWING PERCENTAGE OF EQUITY INVESTMENTS)
FEBRUARY 28, 2003 (UNAUDITED)

At February 28, 2003, industry sector diversification of the Fund's equity investments was as follows:

INDUSTRY SECTOR
--------------------------------------------------------------------
Financials                                                     21.1%
Consumer Discretionary                                         17.6
Industrials                                                    10.5
Telecommunication Services                                      9.1
Materials                                                       9.0
Consumer Staples                                                8.4
Energy                                                          8.0
Utilities                                                       7.5
Information Technology                                          4.9
Health Care                                                     3.9
                                                              -----
                                                              100.0%
                                                              =====

18            See accompanying notes to the financial statements.

GMO FOREIGN FUND
(A SERIES OF GMO TRUST)
STATEMENT OF ASSETS AND LIABILITIES -- FEBRUARY 28, 2003
--------------------------------------------------------------------------------

ASSETS:
   Investments, at value, including securities on loan of
    $55,069,097 (cost $1,954,306,470) (Note 1)                $1,746,374,003
   Cash                                                                1,873
   Foreign currency, at value (cost $78,057,595) (Note 1)         78,174,865
   Receivable for investments sold                                10,650,452
   Receivable for Fund shares sold                                 5,269,247
   Dividends and interest receivable                               3,011,096
   Foreign taxes receivable                                          767,969
   Receivable for expenses reimbursed by Manager (Note 2)            173,880
                                                              --------------

      Total assets                                             1,844,423,385
                                                              --------------

LIABILITIES:
   Payable for investments purchased                              25,242,381
   Payable upon return of securities loaned (Note 1)              58,300,757
   Payable for Fund shares repurchased                               348,339
   Payable to affiliate for (Note 2):
      Management fee                                                 798,604
      Shareholder service fee                                        204,796
      12b-1 Distribution fee - Class M                                 1,844
      Administration fee - Class M                                       696
   Accrued expenses                                                  235,592
                                                              --------------

      Total liabilities                                           85,133,009
                                                              --------------
NET ASSETS                                                    $1,759,290,376
                                                              ==============

NET ASSETS CONSIST OF:
   Paid-in capital                                            $2,028,461,787
   Accumulated undistributed net investment income                19,995,289
   Accumulated net realized loss                                 (81,442,939)
   Net unrealized depreciation                                  (207,723,761)
                                                              --------------
                                                              $1,759,290,376
                                                              ==============

              See accompanying notes to the financial statements.             19

GMO FOREIGN FUND
(A SERIES OF GMO TRUST)
STATEMENT OF ASSETS AND LIABILITIES -- (CONTINUED) -- FEBRUARY 28, 2003
--------------------------------------------------------------------------------

NET ASSETS ATTRIBUTABLE TO:
   Class II shares                                            $  305,422,632
                                                              ==============
   Class III shares                                           $1,241,561,519
                                                              ==============
   Class IV shares                                            $  207,857,600
                                                              ==============
   Class M shares                                             $    4,448,625
                                                              ==============
SHARES OUTSTANDING:
   Class II                                                       34,395,494
                                                              ==============
   Class III                                                     139,450,438
                                                              ==============
   Class IV                                                       23,343,659
                                                              ==============
   Class M                                                           502,095
                                                              ==============
NET ASSET VALUE PER SHARE:
   Class II                                                   $         8.88
                                                              ==============
   Class III                                                  $         8.90
                                                              ==============
   Class IV                                                   $         8.90
                                                              ==============
   Class M                                                    $         8.86
                                                              ==============

20            See accompanying notes to the financial statements.

GMO FOREIGN FUND
(A SERIES OF GMO TRUST)
STATEMENT OF OPERATIONS -- YEAR ENDED FEBRUARY 28, 2003
--------------------------------------------------------------------------------

INVESTMENT INCOME:
   Dividends (net of withholding taxes of $4,008,907)         $  34,031,218
   Interest (including securities lending income of
    $979,882)                                                     4,057,057
                                                              -------------

      Total income                                               38,088,275
                                                              -------------
EXPENSES:
   Management fee (Note 2)                                        9,153,120
   Custodian fees                                                 1,089,383
   Legal fees                                                        76,100
   Transfer agent fees                                               68,750
   Audit fees                                                        64,540
   Registration fees                                                 42,219
   Trustees fees and related expenses (Note 2)                       32,572
   Miscellaneous                                                     21,908
   Fees reimbursed by Manager (Note 2)                           (1,353,328)
                                                              -------------
                                                                  9,195,264
   Shareholder service fee (Note 2) - Class II                      392,825
   Shareholder service fee (Note 2) - Class III                   1,721,218
   Shareholder service fee (Note 2) - Class IV                      178,420
                                                              -------------
   12b-1 Distribution fee (Note 2) - Class M                          3,101
                                                              -------------
   Administration fee (Note 2) - Class M                              2,481
                                                              -------------
      Net expenses                                               11,493,309
                                                              -------------

            Net investment income                                26,594,966
                                                              -------------

REALIZED AND UNREALIZED GAIN (LOSS):
   Net realized gain (loss) on:
      Investments                                               (43,163,300)
      Foreign currency, forward contracts and foreign
       currency related transactions                             13,496,848
                                                              -------------

         Net realized loss                                      (29,666,452)
                                                              -------------

   Change in net unrealized appreciation (depreciation) on:
      Investments                                              (152,111,649)
      Foreign currency, forward contracts and foreign
       currency related transactions                                905,883
                                                              -------------

         Net unrealized loss                                   (151,205,766)
                                                              -------------

      Net realized and unrealized loss                         (180,872,218)
                                                              -------------

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS          $(154,277,252)
                                                              =============

              See accompanying notes to the financial statements.             21

GMO FOREIGN FUND
(A SERIES OF GMO TRUST)
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                            YEAR ENDED         YEAR ENDED
                                                         FEBRUARY 28, 2003  FEBRUARY 28, 2002
                                                         -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
   Net investment income                                  $   26,594,966     $   22,627,904
   Net realized loss                                         (29,666,452)       (31,941,438)
   Change in net unrealized appreciation (depreciation)     (151,205,766)       (99,343,365)
                                                          --------------     --------------

   Net decrease in net assets from operations               (154,277,252)      (108,656,899)
                                                          --------------     --------------

Distributions to shareholders from:
   Net investment income
      Class II                                                (3,740,934)          (913,145)
      Class III                                              (21,554,280)       (11,258,163)
      Class IV                                                (4,218,845)        (1,559,674)
      Class M                                                    (48,153)                --
                                                          --------------     --------------
      Total distributions from net investment income         (29,562,212)       (13,730,982)
                                                          --------------     --------------

   Net realized gains
      Class II                                                        --           (667,887)
      Class III                                                       --        (10,672,198)
      Class IV                                                        --         (1,492,707)
                                                          --------------     --------------
      Total distributions from net realized gains                     --        (12,832,792)
                                                          --------------     --------------

                                                             (29,562,212)       (26,563,774)
                                                          --------------     --------------
   Net share transactions: (Note 5)
      Class II                                               230,185,805         43,713,899
      Class III                                              320,862,731        143,493,669
      Class IV                                               103,451,466          6,306,235
      Class M                                                  4,689,233                858
                                                          --------------     --------------
   Increase in net assets resulting from net share
    transactions                                             659,189,235        193,514,661
                                                          --------------     --------------

      Total increase in net assets                           475,349,771         58,293,988
NET ASSETS:
   Beginning of period                                     1,283,940,605      1,225,646,617
                                                          --------------     --------------
   End of period (including accumulated undistributed
    net investment income of $19,995,289 and
    $9,509,502, respectively)                             $1,759,290,376     $1,283,940,605
                                                          ==============     ==============

22            See accompanying notes to the financial statements.

GMO FOREIGN FUND
(A SERIES OF GMO TRUST)
FINANCIAL HIGHLIGHTS
(FOR A CLASS II SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------

                                                   YEAR ENDED FEBRUARY 28/29,
                                          ---------------------------------------------
                                            2003      2002     2001     2000     1999
                                          --------  --------  -------  -------  -------
NET ASSET VALUE, BEGINNING OF PERIOD      $   9.94  $  11.21  $ 13.14  $ 11.79  $ 12.09
                                          --------  --------  -------  -------  -------

Income from investment operations:
   Net investment income(b)                   0.15      0.16     0.20     0.17     0.20
   Net realized and unrealized gain
     (loss)                                  (1.03)    (1.20)   (0.41)    2.89    (0.14)
                                          --------  --------  -------  -------  -------

      Total from investment operations       (0.88)    (1.04)   (0.21)    3.06     0.06
                                          --------  --------  -------  -------  -------

Less distributions to shareholders:
   From net investment income                (0.18)    (0.11)   (0.29)   (0.21)   (0.25)
   From net realized gains                      --     (0.12)   (1.43)   (1.50)   (0.11)
                                          --------  --------  -------  -------  -------

      Total distributions                    (0.18)    (0.23)   (1.72)   (1.71)   (0.36)
                                          --------  --------  -------  -------  -------
NET ASSET VALUE, END OF PERIOD            $   8.88  $   9.94  $ 11.21  $ 13.14  $ 11.79
                                          ========  ========  =======  =======  =======
TOTAL RETURN(a)                              (9.00)%    (9.37)%   (1.84)%   25.63%    0.36%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)      $305,423  $100,127  $61,681  $60,278  $33,780
   Net expenses to average daily net
     assets                                   0.82%     0.82%    0.82%    0.82%    0.82%
   Net investment income to average
     daily net assets                         1.54%     1.56%    1.63%    1.28%    1.64%
   Portfolio turnover rate                      22%       22%      38%      35%      27%
   Fees and expenses reimbursed by the
     Manager to average daily net
     assets:                                  0.09%     0.09%    0.09%    0.10%    0.25%

(a) The total returns would have been lower had certain expenses not been reimbursed during the periods shown.
(b)  Computed using average shares outstanding throughout the period.

              See accompanying notes to the financial statements.             23

GMO FOREIGN FUND
(A SERIES OF GMO TRUST)
FINANCIAL HIGHLIGHTS
(FOR A CLASS III SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------

                                                         YEAR ENDED FEBRUARY 28/29,
                                          --------------------------------------------------------
                                             2003        2002        2001        2000       1999
                                          ----------  ----------  ----------  ----------  --------
NET ASSET VALUE, BEGINNING OF PERIOD      $     9.95  $    11.22  $    13.16  $    11.81  $  12.10
                                          ----------  ----------  ----------  ----------  --------

Income from investment operations:
   Net investment income(b)                     0.17        0.19        0.21        0.20      0.20
   Net realized and unrealized gain
     (loss)                                    (1.04)      (1.23)      (0.43)       2.86     (0.12)
                                          ----------  ----------  ----------  ----------  --------

      Total from investment operations         (0.87)      (1.04)      (0.22)       3.06      0.08
                                          ----------  ----------  ----------  ----------  --------

Less distributions to shareholders:
   From net investment income                  (0.18)      (0.11)      (0.29)      (0.21)    (0.26)
   From net realized gains                        --       (0.12)      (1.43)      (1.50)    (0.11)
                                          ----------  ----------  ----------  ----------  --------

      Total distributions                      (0.18)      (0.23)      (1.72)      (1.71)    (0.37)
                                          ----------  ----------  ----------  ----------  --------
NET ASSET VALUE, END OF PERIOD            $     8.90  $     9.95  $    11.22  $    13.16  $  11.81
                                          ==========  ==========  ==========  ==========  ========
TOTAL RETURN(a)                                (8.89)%      (9.33)%      (1.85)%      25.65%     0.48%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)      $1,241,562  $1,049,456  $1,019,541  $1,022,498  $927,108
   Net expenses to average daily net
     assets                                     0.75%       0.75%       0.75%       0.75%     0.75%
   Net investment income to average
     daily net assets                           1.77%       1.88%       1.71%       1.48%     1.60%
   Portfolio turnover rate                        22%         22%         38%         35%       27%
   Fees and expenses reimbursed by the
     Manager to average daily net
     assets:                                    0.09%       0.09%       0.09%       0.10%     0.25%

(a) The total returns would have been lower had certain expenses not been reimbursed during the periods shown.
(b)  Computed using average shares outstanding throughout the period.

24            See accompanying notes to the financial statements.

GMO FOREIGN FUND
(A SERIES OF GMO TRUST)
FINANCIAL HIGHLIGHTS
(FOR A CLASS IV SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------

                                                     YEAR ENDED FEBRUARY 28/29,
                                          ------------------------------------------------
                                            2003      2002      2001      2000      1999
                                          --------  --------  --------  --------  --------
NET ASSET VALUE, BEGINNING OF PERIOD      $   9.96  $  11.22  $  13.16  $  11.81  $  12.11
                                          --------  --------  --------  --------  --------

Income from investment operations:
   Net investment income(b)                   0.18      0.20      0.22      0.21      0.22
   Net realized and unrealized gain
     (loss)                                  (1.05)    (1.22)    (0.43)     2.86     (0.15)
                                          --------  --------  --------  --------  --------

      Total from investment operations       (0.87)    (1.02)    (0.21)     3.07      0.07
                                          --------  --------  --------  --------  --------

Less distributions to shareholders:
   From net investment income                (0.19)    (0.12)    (0.30)    (0.22)    (0.26)
   From net realized gains                      --     (0.12)    (1.43)    (1.50)    (0.11)
                                          --------  --------  --------  --------  --------

      Total distributions                    (0.19)    (0.24)    (1.73)    (1.72)    (0.37)
                                          --------  --------  --------  --------  --------
NET ASSET VALUE, END OF PERIOD            $   8.90  $   9.96  $  11.22  $  13.16  $  11.81
                                          ========  ========  ========  ========  ========
TOTAL RETURN(a)                              (8.92)%    (9.19)%    (1.79)%    25.74%     0.53%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)      $207,858  $134,357  $144,425  $141,175  $130,760
   Net expenses to average daily net
     assets                                   0.69%     0.69%     0.69%     0.69%     0.69%
   Net investment income to average
     daily net assets                         1.79%     1.97%     1.77%     1.55%     1.81%
   Portfolio turnover rate                      22%       22%       38%       35%       27%
   Fees and expenses reimbursed by the
     Manager to average daily net
     assets:                                  0.09%     0.09%     0.09%     0.10%     0.25%

(a) The total returns would have been lower had certain expenses not been reimbursed during the periods shown.
(b)  Computed using average shares outstanding throughout the period.

              See accompanying notes to the financial statements.             25

GMO FOREIGN FUND
(A SERIES OF GMO TRUST)
FINANCIAL HIGHLIGHTS
(FOR A CLASS M SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------

                                                            YEAR ENDED
                                                             FEBRUARY
                                                              28/29,
                                                         -----------------
                                                          2003     2002+
                                                         ------  ---------
NET ASSET VALUE, BEGINNING OF PERIOD                     $ 9.93  $    9.85
                                                         ------  ---------

Income from investment operations:
   Net investment income(b)                                0.05       0.00(c)
   Net realized and unrealized gain (loss)                (0.93)      0.08
                                                         ------  ---------

      Total from investment operations                    (0.88)      0.08
                                                         ------  ---------

Less distributions to shareholders:
   From net investment income                             (0.19)        --
                                                         ------  ---------

      Total distributions                                 (0.19)        --
                                                         ------  ---------
NET ASSET VALUE, END OF PERIOD                           $ 8.86  $    9.93
                                                         ======  =========
TOTAL RETURN(a)                                           (9.09)%      0.81%**

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)                     $4,449  $       1
   Net expenses to average daily net assets                1.06%      1.05%*
   Net investment income to average daily net assets       0.55%      0.35%*
   Portfolio turnover rate                                   22%        22%
   Fees and expenses reimbursed by the Manager to
     average daily net assets:                             0.10%      0.09%*

 +    Period from January 25, 2002 (commencement of operations) to February
      28, 2002.
 *    Annualized.
 **   Not Annualized.
 (a) The total returns would have been lower had certain expenses not been reimbursed during the periods shown.
 (b)  Computed using average shares outstanding throughout the period.
 (c)  Net investment income earned was less than $.01 per share.

26            See accompanying notes to the financial statements.

GMO FOREIGN FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS
FEBRUARY 28, 2003
--------------------------------------------------------------------------------

1.    SIGNIFICANT ACCOUNTING POLICIES

      GMO Foreign Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts Business Trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees to create an unlimited number of series ("Funds"), each of which issues a separate series of shares, and to subdivide a series of shares into classes.

      The Fund seeks high total return through investment in equity securities of non-U.S. issuers. The Fund's benchmark is the Morgan Stanley Capital International EAFE Index.

      Throughout the year ended February 28, 2003, the Fund had four classes of shares outstanding: Class II, Class III, Class IV, and Class M. Class M shares bear an administrative fee and a 12b-1 fee while classes II, III, and IV bear a shareholder service fee (See Note 2). The principal economic difference among the classes of shares is the level of fees borne by the classes. Eligibility for and automatic conversion among the various classes of shares is generally based on the total amount of assets invested in a particular fund or with GMO, as more fully outlined in the Trust's prospectus.

      The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      PORTFOLIO VALUATION
      Portfolio securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price. Securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, and those values are then translated into U.S. dollars at the current exchange rate. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair value. Shares of mutual funds are valued at their net asset value as reported on each business day. Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or other persons acting at their

GMO FOREIGN FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------
      direction. A security's value may be deemed unreliable if, for example, the Manager becomes aware of information or events occurring after the close of a foreign market that would materially affect that security's value.

      Certain securities held by the Fund were valued on the basis of a price provided by a principal market maker. These prices may differ from the value that would have been used had a broader market for the securities existed and the differences could be material to the financial statements.

      FOREIGN CURRENCY TRANSLATION
      The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the current exchange rates each business day. Income and expenses denominated in foreign currencies are translated at current exchange rates when accrued or incurred. The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of foreign currencies and forward foreign currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid.

      FORWARD CURRENCY CONTRACTS
      The Fund may enter into forward currency contracts in connection with settling planned purchases or sales of securities or to hedge the currency exposure associated with some or all of the Fund's portfolio securities. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if there are movements in foreign currency values that are unfavorable to the Fund. There were no forward foreign currency contracts outstanding as of February 28, 2003.

GMO FOREIGN FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------

      FUTURES CONTRACTS
      The Fund may purchase and sell futures contracts to manage its exposure to the financial markets. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. Upon entering into a futures contract, the Fund is required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. government and agency obligations in accordance with the initial margin requirements of the broker or exchange. In addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contracts. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is liquidated on the following business day. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Losses may arise from the changes in the value of the underlying instrument, if there is an illiquid secondary market for the contracts, or if counterparties do not perform under the contract terms. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. As of February 28, 2003, there were no outstanding futures contracts.

      OPTIONS
      The Fund may write call and put options on futures, securities or currencies it owns or in which it may invest. Writing put options tends to increase the Fund's exposure to the underlying instrument. Writing call options tends to decrease the Fund's exposure to the underlying instrument. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased
      (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. At February 28, 2003, there were no open written option contracts.

      The Fund may also purchase put and call options. Purchasing call options tends to increase the Fund's exposure to the underlying instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying instrument. The Fund pays a premium which is included in the Fund's Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the

GMO FOREIGN FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------
      amounts paid or offset against the proceeds on the underlying future, security or currency transaction to determine the realized gain or loss. The risk associated with purchasing put and call options is limited to the premium paid. At February 28, 2003, there were no open purchased option contracts.

      Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by a primary pricing source chosen by the Manager.

      SWAP AGREEMENTS
      The Fund may enter into swap agreements to manage its exposure to the financial markets. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into total return swap agreements, which involve a commitment by one party in the agreement to pay interest in exchange for a market linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. The Fund may also enter into contracts for differences in which the Fund agrees with the counterparty that its return will be based on the relative performance of two different groups or "baskets" of securities, adjusted by an interest rate payment. To the extent that the relative performance of the two baskets of securities exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. In connection with these agreements, cash or securities may be set aside as collateral by the Fund's custodian in accordance with the terms of the swap agreement. The Fund earns interest on cash set aside as collateral. Swaps are marked to market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. These financial instruments are not actively traded on financial markets. The values assigned to these instruments are based upon the best available information and because of the uncertainty of the valuation, these values may differ significantly from the values that would have been realized had a ready market for these instruments existed, and the differences could be material. Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, or that there may be unfavorable changes in the price of the security or index underlying these transactions. At February 28, 2003, there were no open swap agreements.

GMO FOREIGN FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------

      SECURITY LENDING
      The Fund may lend its securities to certain qualified brokers. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of loss with respect to the investment of the collateral, the risk of delay in recovery or loss of rights in the collateral should the borrower of the securities fail financially. The Fund receives compensation for lending its securities. At February 28, 2003, the Fund loaned securities having a market value of $55,069,097 collateralized by cash in the amount of $58,300,757 which was invested in a short-term instrument.

      TAXES AND DISTRIBUTIONS
      The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryover for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary. Taxes on foreign interest and dividend income are withheld in accordance with the applicable country's tax treaty with the United States.

      The Fund's policy is to declare and pay distributions from net investment income semi-annually, and from net realized short-term and long-term capital gains at least annually. All distributions will be paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

      Dividends received by shareholders of the Fund which are derived from foreign source income and foreign taxes paid by the Fund are to be treated, to the extent allowable under the Code, as if received and paid by the shareholders of the Fund.

      The Fund may be subject to capital gains and repatriation taxes imposed by certain countries in which it invests.

      Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ U.S. GAAP. During the years ended February 28, 2002 and February 28, 2003, the tax basis of distributions paid was as follows: ordinary income -- $13,793,543 and $29,562,212, respectively; and long-term capital gains -- $12,770,231 and $0, respectively.

      At February 28, 2003, the components of distributable earnings on a tax basis consisted of $21,765,321 of undistributed ordinary income. The temporary differences between book and tax basis distributable earnings are primarily due to passive foreign investment company transactions and losses on wash sale transactions.

GMO FOREIGN FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------

      At February 28, 2003, the Fund had a capital loss carryforward available to offset future capital gains, if any, to the extent permitted by the Code of $23,898,414 and $17,460,238 expiring in 2010 and 2011, respectively. The Fund has elected to defer to March 1, 2003 post-October capital losses of $38,136,022.

      The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 2003. This reclassification has no impact on net investment income, realized gain/loss or the net asset value of the Fund and is primarily attributable to foreign currency transactions. The financial highlights exclude these adjustments.

            Accumulated
         Undistributed Net   Accumulated Net
         Investment Income    Realized Loss    Paid-in Capital
         -----------------  -----------------  ---------------
            $13,453,033       $(14,254,467)       $801,434

      Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

      SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
      Security transactions are accounted for on trade date. Dividend income, net of applicable withholding taxes, is recorded on the ex-dividend date, or when the Fund is informed of the ex-dividend date, if later. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and discounts. Non-cash dividends, if any, are recorded at the fair market value of the securities received. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

      ALLOCATION OF OPERATING ACTIVITY
      The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds. Investment income, common expenses and realized and unrealized gains and losses are allocated pro-rata among the classes of shares of the Fund based on the relative net assets of each class. Shareholder service, 12b-1, and administration fees, which are directly attributable to a class of shares, are charged to that class' operations.

      INVESTMENT RISK
      There are certain additional risks involved in investing in foreign securities that are not inherent in investments in domestic securities. These risks may involve adverse political and economic

GMO FOREIGN FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------
      developments including the possible imposition of capital controls or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times may be more volatile than securities of comparable U.S. companies and U.S. securities markets.

2.    FEES AND OTHER TRANSACTIONS WITH AFFILIATES

      GMO earns a management fee paid monthly at the annual rate of .60% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on the average daily net assets of each class at the annual rate of .22% for Class II shares, .15% for Class III shares, and .09% for Class IV shares.

      The Class M shares of the Fund pays GMO an administrative fee monthly at the annual rate of .20% of average daily Class M net assets for support services provided to Class M shareholders.

      Fund Distributors, Inc. (the "Distributor") serves as the Fund's distributor. Pursuant to a Rule 12b-1 distribution plan adopted by the Fund, Class M shares of the Fund pay a fee, at the annual rate of 0.25% of average daily Class M net assets for any activities or expenses primarily intended to result in the sale of Class M shares of the Fund. This fee may be spent by the Distributor on personal services rendered to Class M shareholders of the Fund and/or maintenance of Class M shareholder accounts.

      GMO has entered into a binding agreement effective until at least
      June 30, 2003 to reimburse the Fund to the extent that the Fund's total annual operating expenses (excluding shareholder service fees (Class II, Class III and Class IV only), administrative fee (Class M only), 12b-1 fee (Class M only), fees and expenses of the independent Trustees of the Trust (including legal fees), brokerage commissions and other investment-related costs, hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes), securities lending fees and expenses, interest expense and transfer taxes) exceed the management fee.

      The Fund's portion of the fee paid by the Trust to the independent Trustees during the year ended February 28, 2003, was $22,271. No remuneration is paid to any Trustee or officer who is affiliated with the Manager.

3.    PURCHASES AND SALES OF SECURITIES

      Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2003 aggregated $898,547,625 and $315,955,222, respectively.

GMO FOREIGN FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------

      At February 28, 2003 the cost for Federal income tax purposes and gross unrealized appreciation and depreciation in value of investments held were as follows:

                         Gross Unrealized  Gross Unrealized  Net Unrealized
         Aggregate Cost    Appreciation      Depreciation     Depreciation
         --------------  ----------------  ----------------  --------------
         $1,957,939,335    $85,743,229      $(297,308,561)   $(211,565,332)

4.    SHARE TRANSACTIONS

      The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                                                Year Ended                  Year Ended
                                                            February 28, 2003           February 28, 2002
                                                        --------------------------  --------------------------
                                                          Shares        Amount        Shares        Amount
         Class II:                                      -----------  -------------  -----------  -------------
         Shares sold                                     26,662,327  $ 252,786,694    6,901,919  $  66,851,376
         Shares issued to shareholders in reinvestment
           of distributions                                 330,624      3,216,043      147,774      1,500,948
         Shares repurchased                              (2,675,281)   (25,816,932)  (2,475,524)   (24,638,425)
                                                        -----------  -------------  -----------  -------------
         Net increase                                    24,317,670  $ 230,185,805    4,574,169  $  43,713,899
                                                        ===========  =============  ===========  =============

                                                                Year Ended                  Year Ended
                                                            February 28, 2003           February 28, 2002
                                                        --------------------------  --------------------------
                                                          Shares        Amount        Shares        Amount
         Class III:                                     -----------  -------------  -----------  -------------
         Shares sold                                     50,940,076  $ 493,560,075   26,800,942  $ 274,364,642
         Shares issued to shareholders in reinvestment
           of distributions                               1,230,614     12,079,797    1,685,173     17,307,866
         Shares repurchased                             (18,151,641)  (184,777,141) (13,914,112)  (148,178,839)
                                                        -----------  -------------  -----------  -------------
         Net increase                                    34,019,049  $ 320,862,731   14,572,003  $ 143,493,669
                                                        ===========  =============  ===========  =============

GMO FOREIGN FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------

                                                                Year Ended                  Year Ended
                                                            February 28, 2003           February 28, 2002
                                                        --------------------------  --------------------------
                                                          Shares        Amount        Shares        Amount
         Class IV:                                      -----------  -------------  -----------  -------------
         Shares sold                                      9,587,705  $ 100,892,832      423,565  $   4,206,000
         Shares issued to shareholders in reinvestment
           of distributions                                 272,027      2,678,839      203,713      2,100,235
         Shares repurchased                                 (11,514)      (120,205)          --             --
                                                        -----------  -------------  -----------  -------------
         Net increase                                     9,848,218  $ 103,451,466      627,278  $   6,306,235
                                                        ===========  =============  ===========  =============

                                                                                     Period from January 25,
                                                                                               2002
                                                                                         (commencement of
                                                                Year Ended                 operations)
                                                            February 28, 2003       through February 28, 2002
                                                        --------------------------  --------------------------
                                                          Shares        Amount        Shares        Amount
         Class M:                                       -----------  -------------  -----------  -------------
         Shares sold                                        561,276  $   5,236,694           87  $         858
         Shares issued to shareholders in reinvestment
           of distributions                                   5,216         48,153           --             --
         Shares repurchased                                 (64,484)      (595,614)          --             --
                                                        -----------  -------------  -----------  -------------
         Net increase                                       502,008  $   4,689,233           87  $         858
                                                        ===========  =============  ===========  =============

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE TRUSTEES OF GMO TRUST AND THE SHAREHOLDERS OF
GMO FOREIGN FUND

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Foreign Fund (the "Fund") (a series of GMO Trust) at February 28, 2003, and the results of its operations, the changes in its net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 15, 2003

GMO FOREIGN FUND
(A SERIES OF GMO TRUST)
TAX INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

      During the year ended February 28, 2003, the Fund paid foreign taxes of $4,008,907 and recognized foreign source income of $38,040,125.

TRUSTEES AND OFFICERS (UNAUDITED)
The following tables list the Trust's Trustees and officers; their address and age; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information includes additional information about the Trust's trustees and is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

INDEPENDENT TRUSTEES:

                                                                                                   Number of
                                                                                                 Portfolios in
                                                        Term of              Principal               Fund
                                                     Office(1) and         Occupation(s)            Complex           Other
              Name, Address,         Position(s)       Length of            During Past            Overseen       Directorships
                 and Age           Held with Fund     Time Served           Five Years            by Trustee     Held by Trustee
         ------------------------  ---------------  ---------------  -------------------------  ---------------  ---------------
         Jay O. Light              Trustee of the   Since May 1996   Professor of Business            39              *(2)
         c/o GMO Trust             Trust                             Administration and Senior
         40 Rowes Wharf                                              Associate Dean, Harvard
         Boston, MA 02110                                            University.
         Age: 61
         Donald W. Glazer, Esq.    Trustee of the   Since December   Advisory Counsel, Goodwin        39              None
         c/o GMO Trust             Trust            2000             Procter LLP; Secretary
         40 Rowes Wharf                                              and Consultant,
         Boston, MA 02110                                            Provant, Inc. (provider
         Age: 58                                                     of performance
                                                                     improvement training
                                                                     services and products)
                                                                     (1998 - present);
                                                                     Consultant -- Business
                                                                     and Law.

 1 Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.
 2 Mr. Light is a director of Harvard Management Company, Inc. and Security Capital European Realty. Neither of these companies has a class of securities registered pursuant to Section 12 of the Securities Exchange Act or subject to the requirements of Section 15(d) of the Act and neither of these companies is a registered investment company.

INTERESTED TRUSTEES:

                                                                                                   Number of
                                                                                                 Portfolios in
                                                        Term of              Principal               Fund
                                                     Office(1) and         Occupation(s)            Complex           Other
              Name, Address,         Position(s)       Length of            During Past            Overseen       Directorships
                 and Age           Held with Fund     Time Served           Five Years            by Trustee     Held by Trustee
         ------------------------  ---------------  ---------------  -------------------------  ---------------  ---------------

         R. Jeremy Grantham(3)     Chairman of the  Since September  Member, Grantham, Mayo,          39              None
         c/o GMO Trust             Board of         1985. President  Van Otterloo & Co. LLC.
         40 Rowes Wharf            Trustees of the  from February
         Boston, MA 02110          Trust            2002 - October
         Age: 64                                    2002.

 1 Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.
 3 Trustee is deemed to be an "interested person" of the Trust and Grantham, Mayo, Van Otterloo & Co. LLC, as defined by the 1940 Act.

PRINCIPAL OFFICERS:

                                                                  Term of
                                                               Office(4) and                Principal Occupation(s)
                    Name, Address,              Position(s)      Length of                        During Past
                       and Age                 Held with Fund   Time Served                        Five Years
         ------------------------------------  --------------  --------------  --------------------------------------------------
         Scott Eston                           President and   President and   Chief Financial Officer (1997 - present), Chief
         c/o GMO Trust                         Chief           Chief           Operating Officer (2000 - present) and Member,
         40 Rowes Wharf                        Executive       Executive       Grantham, Mayo, Van Otterloo & Co. LLC.
         Boston, MA 02110                      Officer of the  Officer since
         Age: 47                               Trust           October 2002;
                                                               Vice President
                                                               from August
                                                               1998 -
                                                               October 2002.
         Susan Randall Harbert                 Chief           Chief           Member, Grantham, Mayo, Van Otterloo & Co. LLC.
         c/o GMO Trust                         Financial       Financial
         40 Rowes Wharf                        Officer and     Officer Since
         Boston, MA 02110                      Treasurer of    February 2000;
         Age: 45                               the Trust       Treasurer
                                                               since February
                                                               1998.
         Brent Arvidson                        Assistant       Since           Senior Fund Administrator, Grantham, Mayo, Van
         c/o GMO Trust                         Treasurer of    September       Otterloo & Co. LLC.
         40 Rowes Wharf                        the Trust       1998.
         Boston, MA 02110
         Age: 33
         William R. Royer, Esq.                Vice President  Vice President  General Counsel, Anti-Money Laundering Reporting
         c/o GMO Trust                         and Clerk of    since February  Officer (July 2002 - February 2003) and Member,
         40 Rowes Wharf                        the Trust       1997; Clerk     Grantham, Mayo, Van Otterloo & Co. LLC.
         Boston, MA 02110                                      since March
         Age: 37                                               2001; May
                                                               1999 - August
                                                               1999.
         Elaine M. Hartnett, Esq.              Vice President  Vice President  Associate General Counsel, Grantham, Mayo, Van
         c/o GMO Trust                         and Secretary   since August    Otterloo & Co. LLC (June 1999 - present);
         40 Rowes Wharf                        of the Trust    1999;           Associate/ Junior Partner, Hale and Dorr LLP
         Boston, MA 02110                                      Secretary       (1991 - 1999).
         Age: 58                                               since March
                                                               2001.
         Julie Perniola                        Vice President  Since February  Anti-Money Laundering Reporting Officer (February
         c/o GMO Trust                         and Anti-       2003.           2003 - present) and Compliance Officer, Grantham,
         40 Rowes Wharf                        Money                           Mayo, Van Otterloo & Co. LLC.
         Boston, MA 02110                      Laundering
         Age: 32                               Compliance
                                               Officer

 4 Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

GMO FOREIGN SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)
ANNUAL REPORT
FEBRUARY 28, 2003

GMO FOREIGN SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT

Day-to-day management of the Fund's portfolio is the responsibility of the International Active Division at Grantham, Mayo, Van Otterloo & Co. LLC.

MANAGEMENT DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

For the fiscal year ended February 28, 2003, Class III shares of GMO Foreign Small Companies Fund fell 3.6%, outperforming its Salomon Smith Barney ("SSB") Extended Market Index ("EMI") World ex-US Index benchmark by 6.8% after fees. The Fund's benchmark lost 10.4%. Stock selection was the source of the outperformance.

GMO country selection subtracted 1.1% from returns during the fiscal year. The worst performing market in the SSB EMI World ex-US Index was Norway, with a decline of 30.2%. The sharp rise in the value of the Norwegian krone, combined with very high interest rates, proved deadly for Norway's smaller companies, many of which are exporters with a significant part of costs denominated in krone. The SSB EMI Netherlands Index lost 28.4%. The pressure on the financial sector, particularly insurance stocks, caused them to unwind their equity portfolios at any price. The illiquid smaller cap stocks were very vulnerable. Further, the stock exchange regulator leveled allegations of insider trading and market manipulation at the team that managed the Orange Fund, the leader in Dutch small cap investment. Turmoil and uncertainty led to selling pressure across the board. The South Korean market fell 26.0%. Geopolitical tension had this market on edge for most of the last year, and the nuclear stand-off in North Korea has added considerably to the equity risk premium in South Korea. Germany was the worst performing major market for the 12 months ending in February, declining 24.0%. Real GDP is estimated to have grown only 0.2% for 2002, with domestic demand down 1.3% for the biggest decline since German unification. The only factor that stopped aggregate economic output from shrinking was exports, but those are threatened by the recent euro strength. The Fund was overweight Norway, South Korea, and Germany, but underweight the Netherlands.

Austria was the best performing market, with a return of 20.8%. The ability to improve margins and generate free cash -- all at globally cheap valuations -- lured both financial investors and industrial acquisition teams to this market. Even after such strong performance the Austrian market continues to offer value, if not liquidity. New Zealand gained 18.4%. Returns for New Zealand during the fiscal year were aided by the strong New Zealand dollar, which appreciated versus the U.S. dollar by an impressive 32.7%. The Fund was overweight in both of these countries. Spain was up 13.2%, helped by a 24.6% move in the currency. The small cap companies were primarily exposed to the growing Spanish economy, so their earnings were less affected by the poorly performing economies of Brazil and Argentina and the global economic malaise. The best performing major market was Australia, up 10.6%. Despite a severe drought, GDP in Australia grew by an impressive 3.8%, making it one the best performing economies globally. The economy was aided by strong gains in household credit demand and housing prices. However, there is now concern that a consumer credit bubble is looming, and a rental yield of 3.0% versus a 3-month treasury rate of 4.8% is a sign that

GMO FOREIGN SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)
--------------------------------------------------------------------------------

residential property may be overpriced. The strong Australian dollar also contributed substantially to returns for the fiscal year, rising by 17.5% versus the U.S. dollar. The Fund started the fiscal year with overweight positions in Spain and Australia, but ended the year underweight these countries.

GMO stock selection added 7.9% to returns during the fiscal year. Stock selection was particularly strong in Japan, the United Kingdom, Korea, France, and Germany. The holdings that contributed to outperformance in Japan had two things in common -- low valuations and delivery of good earnings or dividends. They included a consumer electronics firm (Funai), a retailer (Cawachi), an apartment builder (Daito Trust), a cosmetics company (Kose), and a real estate investment trust (ORIX JREIT). In the United Kingdom, our largest holding, Anglo Irish Banks, drove our outperformance. Anglo Irish far exceeded analysts' forecasts and soared 58.9% while the Irish market increased 4.1%. Korea has an abundance of extremely cyclical companies with low valuations. Our portfolio is concentrated in industry leaders that offer consistent free cash generation. Companies such as Korea Electric Terminal, Samsung SDI, and Hanmi Pharmaceutical contributed to the positive return in Korea. In France we sought strong free cash flow and high yields. This strategy delivered an absolute return in a very negative environment. The largest contributor to our positive performance in Germany was Stada Arzneimittel AG. Stada is a generics drug producer benefiting from the large pipeline of patent expirations across Europe.

OUTLOOK

Foreign small capitalization stocks are set to deliver strong returns in 2003 even though they already had powerful outperformance in 2002. We expect that stock selection will again be the principle driver of our returns. Country valuation differences are narrow entering 2003. Smaller cap companies offer fundamental investors a unique opportunity to pounce on the undiscovered and misunderstood value opportunities across the markets. The possibility of a weak dollar just adds more allure.

THE VIEWS EXPRESSED HEREIN ARE EXCLUSIVELY THOSE OF GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC MANAGEMENT AS OF THE DATE OF THIS REPORT AND ARE SUBJECT TO CHANGE. THEY ARE NOT MEANT AS INVESTMENT ADVICE.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
GMO FOREIGN SMALL COMPANIES FUND CLASS III SHARES AND THE
               SSB EMI WORLD EX-U.S. INDEX
                 AS OF FEBRUARY 28, 2003                   GMO FOREIGN SMALL COMPANIES FUND
1/4/95                                                                              $10,000
3/31/95                                                                              $9,936
6/30/95                                                                             $10,244
9/30/95                                                                             $10,744
12/31/95                                                                            $10,836
3/31/96                                                                             $11,430
6/30/96                                                                             $12,285
9/30/96                                                                             $12,228
12/31/96                                                                            $13,230
3/31/97                                                                             $13,179
6/30/97                                                                             $14,235
9/30/97                                                                             $14,173
12/31/97                                                                            $12,727
3/31/98                                                                             $14,110
6/30/98                                                                             $13,988
9/30/98                                                                             $11,554
12/31/98                                                                            $13,301
3/31/99                                                                             $13,706
6/30/99                                                                             $15,598
9/30/99                                                                             $17,111
12/31/99                                                                            $18,824
3/31/2000                                                                           $19,045
6/30/2000                                                                           $18,686
9/30/2000                                                                           $17,378
12/31/2000                                                                          $17,367
3/31/2001                                                                           $17,217
6/30/2001                                                                           $18,344
9/30/2001                                                                           $16,613
12/31/2001                                                                          $18,002
3/31/2002                                                                           $19,621
6/30/2002                                                                           $20,662
9/30/2002                                                                           $17,693
12/31/2002                                                                          $18,475
2/28/2003                                                                           $17,811


COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
GMO FOREIGN SMALL COMPANIES FUND CLASS III SHARES AND THE
               SSB EMI WORLD EX-U.S. INDEX
                 AS OF FEBRUARY 28, 2003                   SALOMON SMITH BARNEY EMI WORLD EX-U.S. INDEX
1/4/95                                                                                          $10,000
3/31/95                                                                                         $10,062
6/30/95                                                                                         $10,057
9/30/95                                                                                         $10,455
12/31/95                                                                                        $10,655
3/31/96                                                                                         $11,267
6/30/96                                                                                         $11,765
9/30/96                                                                                         $11,499
12/31/96                                                                                        $11,427
3/31/97                                                                                         $11,217
6/30/97                                                                                         $12,023
9/30/97                                                                                         $11,539
12/31/97                                                                                        $10,352
3/31/98                                                                                         $12,132
6/30/98                                                                                         $12,088
9/30/98                                                                                         $10,259
12/31/98                                                                                        $11,609
3/31/99                                                                                         $11,774
6/30/99                                                                                         $12,498
9/30/99                                                                                         $13,134
12/31/99                                                                                        $14,366
3/31/2000                                                                                       $14,658
6/30/2000                                                                                       $14,403
9/30/2000                                                                                       $13,644
12/31/2000                                                                                      $12,885
3/31/2001                                                                                       $11,512
6/30/2001                                                                                       $11,862
9/30/2001                                                                                       $10,034
12/31/2001                                                                                      $10,862
3/31/2002                                                                                       $11,515
6/30/2002                                                                                       $11,746
9/30/2002                                                                                        $9,676
12/31/2002                                                                                      $10,070
2/28/2003                                                                                        $9,684

AVERAGE ANNUAL TOTAL RETURN
                                               SINCE
                                             INCEPTION
                             1 YEAR  5 YEAR   1/4/95
         CLASS III           -3.64%  5.42%     7.33%
                                             6/14/2002
Class IV                        n/a     n/a    -12.76%

Performance shown is net of all fees after reimbursement from the manager. Returns and net asset values of fund investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Fund commenced operations on June 30, 2000 subsequent to a transaction involving, in essence, the reorganization of the GMO Small Cap Active Pool of the Common Fund for Non-Profit Organizations (the GMO Pool) as the GMO Foreign Small Companies Fund. All information relating to the time periods prior to June 30, 2000 relates to the GMO Pool. The total returns of the GMO Pool have been restated to reflect the current expenses of Class III shares of the GMO Foreign Small Companies Fund. The total returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. Past performance is not indicative of future performance. Information is unaudited.

GMO FOREIGN SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2003

   SHARES      DESCRIPTION                                               VALUE ($)
------------------------------------------------------------------------------------
               COMMON STOCKS -- 89.2%
               AUSTRALIA -- 3.7%
      421,949  Amcor Ltd                                                   2,109,932
      126,572  APN News & Media Ltd                                          227,358
    1,393,304  Brazin Ltd                                                  1,082,274
      480,797  Consolidated Rutile Ltd                                       259,677
    2,902,128  David Jones Ltd                                             1,954,884
       32,000  Foodland Associated                                           348,963
      888,145  Insurance Australia Group Ltd                               1,649,251
      654,372  John Fairfax Holdings Ltd                                   1,171,462
      201,000  Lihir Gold Ltd*                                               169,548
        6,000  Lihir Gold Ltd ADR*+                                          102,000
      744,781  Lion Nathan Ltd                                             2,363,805
    1,000,000  Mayne Group Ltd                                             1,917,646
      378,868  McGuigan Simeon Wines Ltd                                   1,007,032
    1,353,112  MIM Holdings Ltd                                            1,166,013
      371,000  Oil Search Ltd*                                               153,096
      608,500  Pacifica Group Ltd                                          1,414,297
      825,000  Pasminco Ltd*(a)                                                   --
      501,000  Sons of Gwalia Ltd                                            425,645
                                                                        ------------
                                                                          17,522,883
                                                                        ------------
               AUSTRIA -- 1.0%
       14,550  Erste Bank Der Oesterreichischen Sparkassen AG                973,852
       26,248  Oesterreichische Brau Beteiligungs AG                       2,145,804
       15,480  OMV AG                                                      1,672,605
                                                                        ------------
                                                                           4,792,261
                                                                        ------------
               BELGIUM -- 1.4%
       34,000  Almanij NV                                                  1,094,592
       37,918  Bekaert SA                                                  1,338,428
          167  CFE (CIE Francois D'enter)                                     32,363
       68,300  KBC Bancassurance Holding                                   2,064,129
       44,320  Omega Pharma SA                                               683,084
       21,490  Solvay Et Cie                                               1,273,906
        5,006  Unibra SA                                                     375,524
                                                                        ------------
                                                                           6,862,026
                                                                        ------------
               BRAZIL -- 0.2%
      479,600  Cia de Concessoes Rodoviarias*                                940,656
                                                                        ------------

              See accompanying notes to the financial statements.

GMO FOREIGN SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2003

   SHARES      DESCRIPTION                                               VALUE ($)
------------------------------------------------------------------------------------
               CANADA -- 3.6%
      485,000  Hudson's Bay Co                                             2,734,595
       73,800  Inco Ltd*                                                   1,572,795
       90,600  KAP Resources Ltd*(a)                                             608
      133,877  Norske Skog Canada Ltd*                                       426,846
       14,000  Rothmans Inc                                                  234,743
    1,000,000  SFK Pulp Fund                                               7,175,460
      260,300  Teck Cominco Ltd Class B                                    2,096,657
      237,600  Tembec Inc*                                                 1,590,060
      153,400  Timberwest Forest Corp                                      1,266,492
                                                                        ------------
                                                                          17,098,256
                                                                        ------------
               CROATIA -- 0.4%
      160,000  Pliva D.D.                                                  2,008,000
                                                                        ------------
               DENMARK -- 0.8%
       50,000  Carlsberg A/S Class B                                       1,621,316
       36,000  Kobenhavns Lufthavne AS                                     2,298,134
                                                                        ------------
                                                                           3,919,450
                                                                        ------------
               FINLAND -- 5.2%
      216,900  Aspocomp Group Oyj*                                         1,496,159
      603,815  Huhtamaki Oyj Class I                                       5,479,667
      252,000  Jaakko Poyry Group                                          3,938,281
      324,800  Metso Oyj                                                   3,360,667
      255,000  M-real Oyj                                                  1,937,615
    1,123,562  Rapala VMC Oyj                                              5,316,181
      160,000  Uponor Oyj                                                  3,273,063
                                                                        ------------
                                                                          24,801,633
                                                                        ------------
               FRANCE -- 6.2%
       39,100  Assurances Generales de France                              1,076,306
       23,271  Bacou Dalloz*                                               1,617,756
        6,800  Bail-Investissement                                         1,006,277
       22,800  BIC SA                                                        727,386
      161,900  Boursorama*                                                   436,240
       20,216  Buffalo Grill                                                 165,595
      391,900  Canal Plus                                                  1,757,142
        3,700  Casino Guichard Perrachon SA                                  211,357
        7,320  Christian Dior SA                                             250,492
       10,356  Clarins                                                       483,413

2             See accompanying notes to the financial statements.

GMO FOREIGN SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2003

   SHARES      DESCRIPTION                                               VALUE ($)
------------------------------------------------------------------------------------
               FRANCE -- CONTINUED
        6,450  Damartex SA*                                                   75,080
       44,100  Essilor International SA                                    1,711,115
       39,101  Eurazeo                                                     2,052,367
      369,100  Eurotunnel SA Units (Bearer)*                                 151,170
        6,300  Gaumont SA*                                                   291,976
       90,469  GrandVision SA                                              1,745,384
        4,444  Groupe Partouche                                              259,604
        9,000  Guyenne et Gascogne SA                                        698,414
       11,400  Imerys SA                                                   1,213,948
        5,900  Klepierre                                                     787,883
       22,100  Lagardere S.C.A.                                              813,432
       55,200  LISI                                                        1,029,256
       60,000  Michelin SA Class B                                         1,946,507
        9,407  Natexis Banques Populaires                                    724,929
        1,351  SAGA*                                                          55,332
        4,600  Schneider Electric SA                                         200,100
       18,500  Seb SA                                                      1,563,241
        7,250  SOMFY International SA                                        789,219
       41,203  Sophia (EX-SFI)                                             1,343,360
       25,000  Thales SA                                                     572,851
       34,000  Valeo SA                                                      965,235
       51,872  Virbac SA                                                   1,355,760
       30,001  Worms et Cie SA                                               499,577
       49,341  Zodiac SA                                                     925,327
                                                                        ------------
                                                                          29,503,031
                                                                        ------------
               GERMANY -- 5.1%
        8,028  Aareal Bank AG*                                                88,689
       32,992  Adidas-Salomon AG                                           2,631,350
       98,200  Bilfinger & Berger                                          1,958,039
       88,600  Commerzbank AG                                                558,635
      190,200  Continental AG*                                             2,982,715
        8,028  DePfa Bank Plc                                                292,025
      280,500  Deutsche Lufthansa AG*                                      2,352,072
      100,007  Fraport AG Frankfurt Airport Services Worldwide             1,956,344
       78,200  Gildemeister AG                                               297,522
       77,747  Hannover Rueckversicherungs AG*                             1,747,141
       85,673  K&S AG                                                      1,597,454
      119,840  Repower Systems AG*                                         2,712,435
       73,600  Stada Arzneimittel AG                                       3,530,011

              See accompanying notes to the financial statements.              3

GMO FOREIGN SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2003

   SHARES      DESCRIPTION                                               VALUE ($)
------------------------------------------------------------------------------------
               GERMANY -- CONTINUED
      100,622  Sudzucker AG                                                1,583,376
                                                                        ------------
                                                                          24,287,808
                                                                        ------------
               GREECE -- 0.1%
       75,000  Greek Organization of Football Prognostics SA                 703,265
                                                                        ------------
               HONG KONG -- 2.2%
    2,092,325  Great Eagle Holdings Ltd                                    1,213,957
    2,083,000  Hang Lung Group Co Ltd                                      1,762,742
    1,757,000  Hang Lung Properties Ltd                                    1,599,505
      228,650  Hanison Construction Holdings Ltd                               7,329
    5,298,800  HKR International Ltd*                                        815,294
    2,266,993  Hysan Development Co Ltd                                    1,744,042
      145,200  Jardine Matheson Holdings Ltd                                 827,640
      329,000  Liu Chong Hing Bank Ltd                                       301,618
    3,186,490  New World Development Co Ltd                                1,450,429
      918,000  Orient Overseas International Ltd                             488,479
      910,699  SCMP Group Ltd                                                329,875
                                                                        ------------
                                                                          10,540,910
                                                                        ------------
               INDIA -- 0.1%
      154,000  Hexaware Ltd GDR*                                             214,611
      231,000  Aptech Training GDS*                                           81,543
       18,200  Videsh Sanchar Nigam Ltd ADR                                   67,522
                                                                        ------------
                                                                             363,676
                                                                        ------------
               INDONESIA -- 0.4%
    1,738,000  International Nickel*                                       1,252,119
    9,084,000  Surya Citra Media                                             455,044
                                                                        ------------
                                                                           1,707,163
                                                                        ------------
               IRELAND -- 0.4%
      246,000  Greencore Group                                               617,773
      379,440  IFG Group Plc                                                 163,584
      150,000  Irish Continental Group Plc                                 1,102,589
                                                                        ------------
                                                                           1,883,946
                                                                        ------------
               ITALY -- 3.7%
      659,000  Banca Intesa SPA                                            1,527,081

4             See accompanying notes to the financial statements.

GMO FOREIGN SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2003

   SHARES      DESCRIPTION                                               VALUE ($)
------------------------------------------------------------------------------------
               ITALY -- CONTINUED
       85,000  Banca Popolare di Bergamo Credit                            1,522,608
      209,800  Benetton Group SPA                                          1,435,877
      174,200  Buzzi Unicem SPA                                            1,060,803
       49,700  Davide Campari-Milano SPA                                   1,540,041
      260,000  Enel SPA                                                    1,527,243
      663,800  ERG SPA                                                     2,546,979
        9,585  Ericsson SPA                                                  175,209
       57,716  Grouppo Editoriale L'Espresso                                 200,926
      718,852  Locazione Attrezzature SPA                                    619,823
       30,000  Pagnossin SPA                                                  42,455
      567,000  Parmalat Finanziaria SPA                                      935,002
       70,552  RAS SPA                                                       867,627
      485,000  Snam Rete Gas SPA                                           1,719,792
      433,000  Telecom Italia SPA (Savings Shares)                         2,123,428
                                                                        ------------
                                                                          17,844,894
                                                                        ------------
               JAPAN -- 22.2%
      112,000  Arisawa Manufacturing                                       2,245,210
      800,000  Bank of Yokohama                                            2,936,773
      775,000  Brother Industries Ltd                                      4,673,927
      110,500  Cawachi Ltd                                                 7,355,762
      825,000  Central Glass Co Ltd                                        3,893,846
      400,000  Daikin Industries Ltd                                       6,394,587
      441,000  Dainippon Pharmaceutical Co Ltd                             3,607,080
      475,000  Daito Trust Construction Co Ltd                             9,260,943
      109,500  Funai Electric Co Ltd                                      12,550,011
      380,000  Izumi Co Ltd                                                3,930,979
    1,150,000  JACCS Co                                                    4,163,248
          430  Japan Retail Fund Investment Corp                           1,902,220
      165,000  Koei Co Ltd                                                 3,091,351
      121,000  Kose Corp                                                   3,490,040
      700,000  NHK Spring Co Ltd                                           2,078,241
    1,250,000  Nippon Paint Co                                             3,182,491
      200,000  Nissin Company Ltd                                          1,344,893
      210,000  Okamura Corp                                                  790,442
        1,100  Orix JREIT Inc                                              4,540,495
       83,000  Sanyo Chemical Industries                                     500,562
    2,150,000  Showa Denko*                                                3,037,006
    1,085,000  Showa Shell Sekiyu                                          7,167,562
      650,000  Sumitomo Realty and Development Co Ltd                      2,518,080
      200,000  TIS Inc                                                     2,784,521

              See accompanying notes to the financial statements.              5

GMO FOREIGN SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2003

   SHARES      DESCRIPTION                                               VALUE ($)
------------------------------------------------------------------------------------
               JAPAN -- CONTINUED
      343,000  Tokai Rubber Industries                                     3,191,372
      570,000  Toyo Suisan Kaisha                                          5,496,299
                                                                        ------------
                                                                         106,127,941
                                                                        ------------
               MEXICO -- 0.3%
    1,346,700  Grupo Imsa SA                                               1,414,915
                                                                        ------------
               NETHERLANDS -- 1.2%
       35,300  Fortis NV                                                     483,949
        3,760  Fugro NV                                                      131,707
       97,365  Hagemeyer NV                                                  475,378
       49,800  Imtech NV                                                     587,735
       99,144  Kas Bank NV                                                 1,586,832
       54,741  Koninklijke Vendex KBB NV                                     394,119
       27,200  Laurus NV*                                                     30,782
       36,465  Nutreco Holding NV                                            495,205
       59,604  VNU NV                                                      1,311,163
       25,263  Wegener NV                                                    103,468
                                                                        ------------
                                                                           5,600,338
                                                                        ------------
               NEW ZEALAND -- 0.6%
      230,000  Air New Zealand Class B*                                       66,569
    1,207,475  Evergreen Forests Ltd*                                        356,203
      179,232  Fletcher Challenge Forests Ltd*                               102,753
    1,927,200  Tourism Holdings Ltd                                        1,094,133
    2,358,857  Tranz Rail Holdings Ltd*                                    1,470,493
                                                                        ------------
                                                                           3,090,151
                                                                        ------------
               NORWAY -- 2.5%
      385,390  Ekornes ASA                                                 4,679,511
      251,800  Norske Skogindustrier AS Class A                            3,215,567
      130,350  Prosafe ASA*                                                1,873,825
      409,000  Smedvig ASA Class A                                         1,763,854
      100,000  Smedvig ASA Class B                                           362,873
                                                                        ------------
                                                                          11,895,630
                                                                        ------------
               SINGAPORE -- 1.3%
    2,159,000  Allgreen Properties Ltd                                     1,048,992
    2,000,000  MobileOne Ltd*                                              1,414,484
    1,233,800  Singapore Land Ltd                                          2,284,355

6             See accompanying notes to the financial statements.

GMO FOREIGN SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2003

   SHARES      DESCRIPTION                                               VALUE ($)
------------------------------------------------------------------------------------
               SINGAPORE -- CONTINUED
    1,400,000  United Overseas Land                                        1,344,335
                                                                        ------------
                                                                           6,092,166
                                                                        ------------
               SOUTH AFRICA -- 1.3%
    9,202,800  Allan Gray Property Trust                                   3,160,749
   10,317,337  Martprop Property Fund                                      2,558,514
      138,989  Western Areas Ltd*                                            560,085
                                                                        ------------
                                                                           6,279,348
                                                                        ------------
               SOUTH KOREA -- 2.0%
      100,000  Asia Cement Co Ltd                                          1,889,163
      325,000  Dongkuk Steel Mill                                          1,147,635
      331,920  Handsome Corp                                               1,943,720
       29,610  Hanil Cement Manufacturing                                    804,963
      113,270  Korea Electric Terminal Co                                  1,670,131
      320,963  Kortek Corp                                                   865,832
       50,000  Sam Yang                                                      705,818
      240,000  Woongjin.com Co Ltd                                           764,043
                                                                        ------------
                                                                           9,791,305
                                                                        ------------
               SPAIN -- 2.1%
       64,000  ACS Actividades Cons y Serv                                 2,208,714
       74,400  Altadis SA                                                  1,763,341
       70,000  Amadeus Global Travel Distribution                            322,154
       60,000  Augus de Barcelona SA                                         592,359
       10,000  Cia de Distribucion Integral Logista SA                       221,488
      137,000  Cortefiel SA                                                  620,166
      106,800  Gas Natural SDG SA                                          2,094,985
       70,000  Red Electrica de Espana                                       854,803
       90,000  Union Fenosa SA                                             1,137,833
        7,348  Uralita SA                                                     43,954
                                                                        ------------
                                                                           9,859,797
                                                                        ------------
               SWEDEN -- 2.8%
      157,300  Autoliv Inc SDR                                             3,253,590
      377,400  Billerud AB                                                 4,435,304
      170,500  PerBio Science AB*                                          2,164,062
      349,200  SAAB AB Class B                                             3,652,462
                                                                        ------------
                                                                          13,505,418
                                                                        ------------

              See accompanying notes to the financial statements.

GMO FOREIGN SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2003

   SHARES      DESCRIPTION                                               VALUE ($)
------------------------------------------------------------------------------------
               SWITZERLAND -- 2.7%
        1,752  Bank Sarasin & Cie AG                                       1,472,920
        2,500  Belimo Holding AG                                             626,844
       16,470  Bobst Group AG (Registered)*                                  412,965
       61,180  Charles Voegele Holding AG*                                   776,030
          700  Eichhof Holding AG                                            278,761
        3,120  Forbo Holdings AG (Registered)                                874,336
        6,110  Geberit AG*                                                 1,635,642
        4,990  Helvetia Patria Holding                                       493,112
        2,600  Hero AG                                                       268,437
        1,000  Jelmoli (Bearer)                                              601,032
        3,250  Jelmoli (Registered)                                          385,878
       28,970  Lonza Group AG                                              1,649,324
        1,000  Schaffner Holding AG (Registered)                              84,071
        2,220  Sika AG                                                       553,363
       65,000  Swisslog Holding AG*                                          114,565
        3,880  Unique Zurich Airport*                                         62,950
       17,908  Valiant Holding (Registered)                                1,063,122
       10,650  Valora Holding AG                                           1,763,219
                                                                        ------------
                                                                          13,116,571
                                                                        ------------
               THAILAND -- 0.2%
      588,900  Electricity Generating Pcl (Foreign Registered)               550,567
    1,000,000  Shin Satellite (Foreign Registered)*(a)                       247,750
                                                                        ------------
                                                                             798,317
                                                                        ------------
               UNITED KINGDOM -- 15.5%
    2,484,540  Aggregate Industries Plc                                    2,758,946
      175,000  Alliance & Leicester Plc                                    2,136,229
      261,800  Alliance Unichem Plc                                        1,618,518
      643,173  Anglo Irish Bank Corp                                       4,305,513
      674,400  Balfour Beatty Plc                                          1,696,940
      549,800  Bodycote International Plc                                    675,472
      348,600  BPB Plc                                                     1,444,080
      500,000  Brambles Industries Plc                                     1,185,263
      839,100  Carphone Warehouse Group Plc*                                 700,483
      402,711  Cattle's Plc                                                1,690,436
      130,000  Computacenter Plc                                             552,860
      260,000  Cookson Group Plc*                                             70,643
      463,424  Crest Nicholson                                             1,591,267
      696,493  FKI Plc                                                       696,624

8             See accompanying notes to the financial statements.

GMO FOREIGN SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2003

   SHARES      DESCRIPTION                                               VALUE ($)
------------------------------------------------------------------------------------
               UNITED KINGDOM -- CONTINUED
    2,207,600  Fyffes Plc                                                  3,033,849
      500,000  Galen Holdings Plc                                          2,677,670
      465,000  Hays Plc                                                      527,343
      127,400  Imperial Tobacco Group Plc                                  1,987,614
      311,700  Jarvis Plc                                                  1,234,761
      850,000  John Wood Group Plc                                         2,108,665
      245,000  Kelda Group Plc                                             1,582,188
    1,540,000  Kidde Plc                                                   1,388,687
      362,344  Kier Group Plc                                              2,611,081
      205,000  Kingston Communications Plc*                                  145,303
       60,376  Lonmin Plc                                                    785,036
      712,200  Matalan Plc                                                 2,423,058
      209,800  Mothercare Plc                                                315,585
      220,300  Northern Rock Plc                                           2,338,743
      866,436  Novar Plc                                                   1,569,432
      124,031  Pennon Group Plc                                            1,303,059
    1,050,000  PHS Group Plc                                               1,141,160
      220,000  Premier Farnell Plc                                           511,120
      135,000  Provident Financial Plc                                     1,221,608
      405,000  Rank Group Plc                                              1,489,533
      423,700  Rexam Plc                                                   2,153,936
      750,000  RM Plc                                                      1,139,979
      629,300  Smith (David S.) Holdings Plc                               1,486,816
      230,000  Smith (WH) Group Plc                                          956,401
      689,300  Somerfield Plc                                                857,716
      305,000  SSL International Plc                                         992,037
      288,600  Tate & Lyle                                                 1,262,579
      550,300  Tomkins Plc                                                 1,629,542
      110,000  Travis Perkins Plc                                          1,665,905
      195,000  Trinity Mirror Plc                                          1,222,435
      780,000  TT Electronics                                              1,050,434
      230,700  Ultra Electronics Holdings                                  1,607,937
      315,000  Viridian Group Plc                                          2,527,917
      488,100  Westbury Plc                                                2,433,272
      165,100  William Hill Plc                                              525,949
      167,800  Wolseley                                                    1,324,152
                                                                        ------------
                                                                          74,355,776
                                                                        ------------

               TOTAL COMMON STOCKS (COST $459,190,334)                   426,707,531
                                                                        ------------

              See accompanying notes to the financial statements.

GMO FOREIGN SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2003

   SHARES      DESCRIPTION                                               VALUE ($)
------------------------------------------------------------------------------------
               PREFERRED STOCKS -- 1.4%
               AUSTRALIA -- 0.1%
    1,150,000  Village Roadshow Ltd 19.08%                                   467,578
                                                                        ------------
               FRANCE -- 0.1%
        6,800  Casino Guichard Perrachon SA 3.74%                            314,123
                                                                        ------------
               GERMANY -- 1.1%
      316,007  Dyckerhoff AG (Non Voting) 11.72%                           1,515,636
       15,686  Koegel Fahrzeugwerke AG*                                       43,956
       57,826  Rheinmetall AG (Non Voting) 3.92%                             623,248
       10,000  Rheinmetall AG 2.51%                                          141,192
       10,000  Villeroy & Boch AG (Non Voting) 5.78%                          86,224
      100,000  Volkswagen AG 5.30%                                         2,931,616
                                                                        ------------
                                                                           5,341,872
                                                                        ------------
               ITALY -- 0.0%
       10,000  IFI Istituto Finanziario Industries 4.82%                      86,224
                                                                        ------------
               NEW ZEALAND -- 0.1%
      915,787  Fletcher Challenge Forests Ltd*                               525,019
                                                                        ------------

               TOTAL PREFERRED STOCKS (COST $8,492,244)                    6,734,816
                                                                        ------------
               RIGHTS AND WARRANTS -- 0.0%
               SINGAPORE -- 0.0%
       60,000  United Overseas Land Warrants, Expires 6/12/04*                15,870
                                                                        ------------

               TOTAL RIGHTS AND WARRANTS (COST $18,235)                       15,870
                                                                        ------------

              See accompanying notes to the financial statements.
10

GMO FOREIGN SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2003

PAR VALUE ($)  DESCRIPTION                                               VALUE ($)
------------------------------------------------------------------------------------
               SHORT-TERM INVESTMENTS -- 4.0%
               CASH EQUIVALENTS -- 4.0%
$  19,000,000  Bank of Scotland Time Deposit, 1.31%, due 3/03/03          19,000,000
                                                                        ------------

               TOTAL SHORT-TERM INVESTMENTS (COST $19,000,000)            19,000,000
                                                                        ------------
               TOTAL INVESTMENTS -- 94.6%
               (Cost $486,700,813)                                       452,458,217

               Other Assets and Liabilities (net) -- 5.4%                 25,599,194
                                                                        ------------
               TOTAL NET ASSETS -- 100.0%                               $478,057,411
                                                                        ============
               NOTES TO SCHEDULE OF INVESTMENTS:

 144A - Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

 ADR - American Depositary Receipt

 GDR - Global Depository Receipt

 NVDR - Non-Voting Depository Receipt

 REIT - Real Estate Investment Trust

 SDR - Swedish Depository Receipt

 *    Non-income producing security.

 + Direct placement securities are restricted as to resale. They have been valued at fair value by the Trustees after consideration of restricitions as to resale, financial condition and prospects of the issuer, general market conditions, and pertinent information in accordance with the Fund's Prospectus and the Investment Company Act of 1940, as amended. The Fund has limited rights to registration under the Securities Act of 1933 with respect to those restricted securities.

              See accompanying notes to the financial statements.             11

GMO FOREIGN SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2003

 Additional information on each restricted security is as follows:

                                                                     MARKET
                                                                   VALUE AS A     MARKET
                                                                   PERCENTAGE  VALUE AS OF
                                         ACQUISITION  ACQUISITION  OF FUND'S   FEBRUARY 28,
                   ISSUER, DESCRIPTION   DATE            COST      NET ASSETS      2003
                   ------------------------------------------------------------------------

                   Lihir Gold Ltd ADR      7/03/00      $47,302      0.02%       $102,000

 (a) Security valued at fair value using methods determined in good faith by or at the direction of the Trustees (Note 1).

12            See accompanying notes to the financial statements.

GMO FOREIGN SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- INDUSTRY SECTOR SUMMARY
(SHOWING PERCENTAGE OF EQUITY INVESTMENTS)
FEBRUARY 28, 2003 (UNAUDITED)

At February 28, 2003, industry sector diversification of the Fund's equity investments was as follows:

INDUSTRY SECTOR
--------------------------------------------------------------------
Industrials                                                    19.2%
Consumer Discretionary                                         17.8
Financials                                                     17.4
Materials                                                      16.2
Consumer Staples                                                9.6
Information Technology                                          6.1
Health Care                                                     5.5
Energy                                                          4.1
Utilities                                                       3.2
Telecommunication Services                                      0.9
                                                              -----
                                                              100.0%
                                                              =====

              See accompanying notes to the financial statements.             13

GMO FOREIGN SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)
STATEMENT OF ASSETS AND LIABILITIES -- FEBRUARY 28, 2003
--------------------------------------------------------------------------------

ASSETS:
   Investments, at value (cost $486,700,813) (Note 1)         $452,458,217
   Cash                                                             20,772
   Foreign currency, at value (cost $17,410,082) (Note 1)       17,416,886
   Receivable for investments sold                               2,451,630
   Receivable for Fund shares sold                               9,400,000
   Dividends and interest receivable                               709,990
   Foreign taxes receivable                                        101,070
   Receivable for expenses reimbursed by Manager (Note 2)           57,372
                                                              ------------

      Total assets                                             482,615,937
                                                              ------------

LIABILITIES:
   Payable for investments purchased                             4,143,597
   Payable to affiliate for (Note 2):
      Management fee                                               263,617
      Shareholder service fee                                       47,939
   Accrued expenses                                                103,373
                                                              ------------

      Total liabilities                                          4,558,526
                                                              ------------
NET ASSETS                                                    $478,057,411
                                                              ============

NET ASSETS CONSIST OF:
   Paid-in capital                                            $520,604,847
   Accumulated undistributed net investment income               1,430,051
   Accumulated net realized loss                                (9,728,109)
   Net unrealized depreciation                                 (34,249,378)
                                                              ------------
                                                              $478,057,411
                                                              ============

NET ASSETS ATTRIBUTABLE TO:
   Class III shares                                           $275,738,628
                                                              ============
   Class IV shares                                            $202,318,783
                                                              ============

SHARES OUTSTANDING:
   Class III                                                    30,195,478
                                                              ============
   Class IV                                                     22,152,446
                                                              ============

NET ASSET VALUE PER SHARE:
   Class III                                                  $       9.13
                                                              ============
   Class IV                                                   $       9.13
                                                              ============

14            See accompanying notes to the financial statements.

GMO FOREIGN SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)
STATEMENT OF OPERATIONS -- YEAR ENDED FEBRUARY 28, 2003
--------------------------------------------------------------------------------

INVESTMENT INCOME:
   Dividends (net of withholding taxes of $878,800)           $  7,400,527
   Interest                                                        764,164
                                                              ------------

         Total income                                            8,164,691
                                                              ------------
EXPENSES:
   Management fee (Note 2)                                       2,538,475
   Custodian fees                                                  391,788
   Audit fees                                                       43,669
   Legal fees                                                       41,849
   Transfer agent fees                                              38,419
   Registration fees                                                 9,739
   Trustees fees and related expenses (Note 2)                       9,379
   Miscellaneous                                                     4,021
   Fees reimbursed by Manager (Note 2)                            (528,868)
                                                              ------------
                                                                 2,548,471
   Shareholder service fee (Note 2) -- Class III                   338,464

   Shareholder service fee (Note 2) -- Class IV                    136,998
                                                              ------------
      Net expenses                                               3,023,933
                                                              ------------

         Net investment income                                   5,140,758
                                                              ------------

REALIZED AND UNREALIZED GAIN (LOSS):
   Net realized gain (loss) on:
      Investments                                               (8,424,533)
      Foreign currency, forward contracts and foreign
      currency related transactions                              2,255,154
                                                              ------------

         Net realized loss                                      (6,169,379)
                                                              ------------

   Change in net unrealized appreciation (depreciation) on:
      Investments                                              (39,120,474)
      Foreign currency, forward contracts and foreign
      currency related transactions                                 43,465
                                                              ------------

         Net unrealized loss                                   (39,077,009)
                                                              ------------

      Net realized and unrealized loss                         (45,246,388)
                                                              ------------

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS          $(40,105,630)
                                                              ============

              See accompanying notes to the financial statements.             15

GMO FOREIGN SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                            YEAR ENDED         YEAR ENDED
                                                         FEBRUARY 28, 2003  FEBRUARY 28, 2002
                                                         -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
   Net investment income                                   $  5,140,758       $  1,412,935
   Net realized gain (loss)                                  (6,169,379)           135,673
   Change in net unrealized appreciation (depreciation)     (39,077,009)         3,585,081
                                                           ------------       ------------

   Net increase (decrease) in net assets from
    operations                                              (40,105,630)         5,133,689
                                                           ------------       ------------

Distributions to shareholders from:
   Net investment income
      Class III                                              (2,916,437)        (2,447,282)
      Class IV                                               (2,632,475)                --
                                                           ------------       ------------
      Total distributions from net investment income         (5,548,912)        (2,447,282)
                                                           ------------       ------------
   Net share transactions (Note 5):
      Class III                                             143,772,651         85,636,249
      Class IV                                              230,373,020                 --
                                                           ------------       ------------
   Increase in net assets resulting from net share
    transactions                                            374,145,671         85,636,249
                                                           ------------       ------------

      Total increase in net assets                          328,491,129         88,322,656
NET ASSETS:
   Beginning of period                                      149,566,282         61,243,626
                                                           ------------       ------------
   End of period (including accumulated undistributed
    net investment income of $1,430,051 and
    distributions in excess of net investment income of
    $396,068, respectively)                                $478,057,411       $149,566,282
                                                           ============       ============

16            See accompanying notes to the financial statements.

GMO FOREIGN SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)
FINANCIAL HIGHLIGHTS
(FOR A CLASS III SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------

                                                            YEAR ENDED FEBRUARY 28,
                                                      ------------------------------------
                                                        2003          2002          2001
                                                      --------      --------      --------
NET ASSET VALUE, BEGINNING OF PERIOD                  $   9.59      $   9.68      $ 10.00+
                                                      --------      --------      -------

Income from investment operations:
   Net investment income                                  0.16(e)       0.15         0.06
   Net realized and unrealized gain (loss)(b)            (0.51)         0.00(c)     (0.33)
                                                      --------      --------      -------

      Total from investment operations                   (0.35)         0.15        (0.27)
                                                      --------      --------      -------

Less distributions to shareholders:
   From net investment income                            (0.11)        (0.24)       (0.05)
                                                      --------      --------      -------

      Total distributions                                (0.11)        (0.24)       (0.05)
                                                      --------      --------      -------
NET ASSET VALUE, END OF PERIOD                        $   9.13      $   9.59      $  9.68
                                                      ========      ========      =======
TOTAL RETURN(a)                                          (3.64)%        1.59%       (2.64)%**

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)                  $275,739      $149,566      $61,244
   Net expenses to average daily net assets               0.85%         0.86%(d)     0.85%*
   Net investment income to average daily net
     assets                                               1.59%         1.48%        1.08%*
   Portfolio turnover rate                                  24%           17%          16%
   Fees and expenses reimbursed by the Manager to
     average daily net assets:                            0.15%         0.26%        0.43%*

 +    Period from June 30, 2000 (commencement of operations) to February 28,
      2001.
 *    Annualized.
 **   Not annualized.
 (a) Total return would have been lower had certain expenses not been reimbursed during the period shown.
 (b) The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) on investments due to the timing of purchases and redemptions of Fund shares in relation to fluctuating market values of the investments of the Fund.
 (c)  Net realized and unrealized loss was less than $0.01 per share
 (d) Includes transfer taxes not reimbursed by the Manager, which approximate .01% of average daily net assets.
 (e)  Computed using average shares outstanding throughout the period.

              See accompanying notes to the financial statements.             17

GMO FOREIGN SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)
FINANCIAL HIGHLIGHTS
(FOR A CLASS IV SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------

                                                                 THE PERIOD FROM
                                                                  JUNE 14, 2002
                                                                  (COMMENCEMENT
                                                              OF OPERATIONS) THROUGH
                                                                FEBRUARY 28, 2003
                                                              ----------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                 $  10.60
                                                                     --------

Income from investment operations:
   Net investment income                                                 0.08(b)
   Net realized and unrealized loss                                     (1.43)
                                                                     --------

      Total from investment operations                                  (1.35)
                                                                     --------

Less distributions to shareholders:
   From net investment income                                           (0.12)
                                                                     --------

      Total distributions                                               (0.12)
                                                                     --------
NET ASSET VALUE, END OF PERIOD                                       $   9.13
                                                                     ========
TOTAL RETURN(a)                                                        (12.76)%**

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)                                 $202,319
   Net expenses to average daily net assets                              0.80%*
   Net investment income to average daily net assets                     1.13%*
   Portfolio turnover rate                                                 24%
   Fees and expenses reimbursed by the Manager to average
     daily net assets:                                                   0.14%*

 *    Annualized.
 **   Not annualized.
 (a) Total return would have been lower had certain expenses not been reimbursed during the period shown.
 (b)  Computed using average shares outstanding throughout the period.

18            See accompanying notes to the financial statements.

GMO FOREIGN SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS
FEBRUARY 28, 2003
--------------------------------------------------------------------------------

1.    SIGNIFICANT ACCOUNTING POLICIES

      GMO Foreign Small Companies Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van
      Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts Business Trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees to create an unlimited number of series ("Funds"), each of which issues a separate series of shares, and to subdivide a series of shares into classes.

      The Fund seeks high total return through investment in a diversified portfolio of equity securities of non-U.S. issuers. The Fund's benchmark is the Salomon Smith Barney EMI World Ex-U.S. Index.

      Throughout the year ended February 28, 2003, the Fund had one class of shares outstanding: Class III. Effective June 14, 2002, the Fund also had Class IV shares outstanding. The principal economic difference between the classes of shares is the level of shareholder service fees borne by the classes. Eligibility for and automatic conversion between the classes of shares is generally based on the total amount of assets invested in a particular fund or with GMO, as more fully outlined in the Trust's prospectus.

      The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      PORTFOLIO VALUATION
      Portfolio securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price. Securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, and those values are then translated into U.S. dollars at the current exchange rate. Shares of investment trusts and other Funds of the Trust are valued at their net asset value as reported on each business day. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair value. Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or

GMO FOREIGN SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------
      other persons acting at their direction. A security's value may be deemed unreliable if, for example, the Manager becomes aware of information or events occurring after the close of a foreign market that would materially affect that security's value.

      FOREIGN CURRENCY TRANSLATION
      The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the current exchange rates each business day. Income and expenses denominated in foreign currencies are translated at current exchange rates when accrued or incurred. The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of foreign currencies and forward foreign currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid.

      FORWARD CURRENCY CONTRACTS
      The Fund may enter into forward currency contracts and forward cross currency contracts in connection with settling planned purchases or sales of securities or to hedge the currency exposure associated with some or all of the Fund's portfolio securities. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if there are movements in foreign currency values that are unfavorable to the Fund. There were no forward foreign currency contracts outstanding as of February 28, 2003.

      FUTURES CONTRACTS
      The Fund may purchase and sell futures contracts to manage its exposure to the financial markets. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments.

GMO FOREIGN SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------
      Upon entering into a futures contract, the Fund is required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. government and agency obligations in accordance with the initial margin requirements of the broker or exchange. In addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contracts. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is liquidated on the following business day. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Losses may arise from the changes in the value of the underlying instrument, if there is an illiquid secondary market for the contracts, or if counterparties do not perform under the contract terms. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. As of February 28, 2003, there were no outstanding futures contracts.

      OPTIONS
      The Fund may write call and put options on futures, securities or currencies it owns or in which it may invest. Writing put options tends to increase the Fund's exposure to the underlying instrument. Writing call options tends to decrease the Fund's exposure to the underlying instrument. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased
      (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. At February 28, 2003, there were no open written option contracts.

      The Fund may also purchase put and call options. Purchasing call options tends to increase the Fund's exposure to the underlying instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying instrument. The Fund pays a premium which is included in the Fund's Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, security or currency transaction to determine the realized gain or loss. The risk associated with purchasing put and call options is limited to the premium paid. At February 28, 2003, there were no open purchased option contracts.

GMO FOREIGN SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------

      Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by a primary pricing source chosen by the Manager.

      SWAP AGREEMENTS
      The Fund may enter into swap agreements to manage its exposure to the financial markets. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into total return swap agreements, which involve a commitment by one party in the agreement to pay interest in exchange for a market linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. The Fund may also enter into contracts for differences in which the Fund agrees with the counterparty that its return will be based on the relative performance of two different groups or "baskets" of securities, adjusted by an interest rate payment. To the extent that the relative performance of the two baskets of securities exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. In connection with these agreements, cash or securities may be set aside as collateral by the Fund's custodian in accordance with the terms of the swap agreement. The Fund earns interest on cash set aside as collateral. Swaps are marked to market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. These financial instruments are not actively traded on financial markets. The values assigned to these instruments are based upon the best available information and because of the uncertainty of the valuation, these values may differ significantly from the values that would have been realized had a ready market for these instruments existed, and the differences could be material. Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, or that there may be unfavorable changes in the price of the security or index underlying these transactions. At February 28, 2003, there were no open swap agreements.

      SECURITY LENDING
      The Fund may lend its securities to certain qualified brokers. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of loss with respect to the

GMO FOREIGN SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------
      investment of the collateral, the risk of delay in recovery or loss of rights in the collateral should the borrower of the securities fail financially. The Fund receives compensation for lending its securities. At February 28, 2003, the Fund had no securities on loan.

      TAXES AND DISTRIBUTIONS
      The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryover for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary. Taxes on foreign interest and dividend income are withheld in accordance with the applicable country's tax treaty with the United States.

      The Fund's policy is to declare and pay distributions from net investment income semi-annually, and from net realized short-term and long-term capital gains at least annually. All distributions will be paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

      Dividends received by shareholders of the Fund which are derived from foreign source income and foreign taxes paid by the Fund are to be treated, to the extent allowable under the Code, as if received and paid by the shareholders of the Fund.

      The Fund may be subject to capital gains and repatriation taxes imposed by certain countries in which it invests.

      Income dividends and capital gain distrbutions are determined in accordance with U.S. federal income tax regulations which may differ from U.S. GAAP. During the years ended February 28, 2002 and February 28, 2003, the tax basis of distributions paid were as follows: ordinary income -- $2,447,282 and $5,548,912, respectively.

      As of February 28, 2003, the components of distributable earnings on a tax basis consisted of $2,316,048 of undistributed ordinary income. The temporary differences between book and tax basis distributable earnings are primarily due to passive foreign investment company transactions.

      At February 28, 2003, the Fund had a capital loss carryforward available to offset future capital gains, if any, to the extent permitted by the Code of $506,847, $777,168 and $2,715,721 expiring in 2009, 2010 and 2011, respectively. The Fund has elected to defer to March 1, 2003 post-October capital losses of $5,516,486.

GMO FOREIGN SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------

      The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 2003. This reclassification has no impact on net investment income, realized gain/loss or the net asset value of the Fund and is primarily attributable to foreign currency transactions. The financial highlights exclude these adjustments.

            Accumulated
         Undistributed Net  Accumulated Net
         Investment Income   Realized Loss
         -----------------  ---------------
            $2,234,273        $(2,234,273)

      Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

      SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
      Security transactions are accounted for on trade date. Dividend income, net of applicable withholding taxes, is recorded on the ex-dividend date, or when the Fund is informed of the ex-dividend date, if later. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and discounts. Non cash dividends, if any, are recorded at the fair market value of the securities received. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

      ALLOCATION OF OPERATING ACTIVITY
      The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds. Investment income, common expenses and realized and unrealized gains and losses are allocated pro-rata among the classes of shares of the Fund based on the relative net assets of each class. Shareholder service fees, which are directly attributable to a class of shares, are charged to that class' operations.

      INVESTMENT RISK
      There are certain additional risks involved in investing in foreign securities that are not inherent in investments in domestic securities. These risks may involve adverse political and economic developments including the possible imposition of capital controls or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times may be more volatile than securities of comparable U.S. companies and U.S. securities markets.

GMO FOREIGN SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------

2.    FEES AND OTHER TRANSACTIONS WITH AFFILIATES

      GMO earns a management fee paid monthly at the annual rate of .70% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on the average daily net assets of each class at the annual rate of .15% for Class III shares and .10% for Class IV shares.

      GMO has entered into a binding agreement effective until at least
      June 30, 2003 to reimburse the Fund to the extent that the Fund's total annual operating expenses (excluding shareholder service fees, fees and expenses of the independent Trustees of the Trust (including legal fees), brokerage commissions and other investment-related costs, hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes), securities lending fees and expenses, interest expense and transfer taxes) exceed the management fee.

      The Fund's portion of the fee paid by the Trust to the independent Trustees during the year ended February 28, 2003, was $6,929. No remuneration is paid to any Trustee or officer who is affiliated with the Manager.

3.    PURCHASES AND SALES OF SECURITIES

      Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2003 aggregated $416,643,042 and $80,485,774, respectively.

      At February 28, 2003 the cost for Federal income tax purposes and gross unrealized appreciation and depreciation in value of investments held were as follows:

                         Gross Unrealized  Gross Unrealized  Net Unrealized
         Aggregate Cost    Appreciation      Depreciation     Depreciation
         --------------  ----------------  ----------------  --------------
          $487,783,373     $25,516,131       $(60,841,287)    $(35,325,156)

4.    PRINCIPAL SHAREHOLDERS

      At February 28, 2003, 46.3% of the outstanding shares of the Fund were held by two shareholders, each holding in excess of 10% of the outstanding shares of the Fund. Investment activities of these shareholders may have a material effect on the Fund.

GMO FOREIGN SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------

5.    SHARE TRANSACTIONS

      The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                                               Year Ended                Year Ended
                                                            February 28, 2003         February 28, 2002
                                                        -------------------------  -----------------------
                                                          Shares        Amount       Shares      Amount
         Class III:                                     -----------  ------------  ----------  -----------
         Shares sold                                     17,915,318  $176,979,293   9,093,131  $84,040,770
         Shares issued to shareholders
           in reinvestment of distributions                 260,420     2,437,533     173,775    1,595,479
         Shares repurchased                              (3,571,567)  (35,644,175)         --           --
                                                        -----------  ------------  ----------  -----------
         Net increase                                    14,604,171  $143,772,651   9,266,906  $85,636,249
                                                        ===========  ============  ==========  ===========

                                                                  Period from June 14, 2002
                                                                       (commencement of
                                                                         operations)
                                                                  through February 28, 2003
                                                                  --------------------------
                                                                    Shares        Amount
         Class IV:                                                -----------  -------------
         Shares sold                                              21,937,294   $228,359,202
         Shares issued to shareholders
           in reinvestment of distributions                          215,152      2,013,818
         Shares repurchased                                               --             --
                                                                  ----------   ------------
         Net increase                                             22,152,446   $230,373,020
                                                                  ==========   ============

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE TRUSTEES OF GMO TRUST AND THE SHAREHOLDERS OF
GMO FOREIGN SMALL COMPANIES FUND

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Foreign Small Companies Fund (the "Fund") (a series of GMO Trust) at February 28, 2003, and the results of its operations, the changes in its net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 15, 2003

GMO FOREIGN SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)
TAX INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

      During the year ended February 28, 2003, the Fund paid foreign taxes of $878,800 and recognized foreign source income of $8,279,327.

TRUSTEES AND OFFICERS (UNAUDITED)
The following tables list the Trust's Trustees and officers; their address and age; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information includes additional information about the Trust's trustees and is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

INDEPENDENT TRUSTEES:

                                                                                                   Number of
                                                                                                 Portfolios in
                                                        Term of              Principal               Fund
                                                     Office(1) and         Occupation(s)            Complex           Other
              Name, Address,         Position(s)       Length of            During Past            Overseen       Directorships
                 and Age           Held with Fund     Time Served           Five Years            by Trustee     Held by Trustee
         ------------------------  ---------------  ---------------  -------------------------  ---------------  ---------------
         Jay O. Light              Trustee of the   Since May 1996   Professor of Business            39              *(2)
         c/o GMO Trust             Trust                             Administration and Senior
         40 Rowes Wharf                                              Associate Dean, Harvard
         Boston, MA 02110                                            University.
         Age: 61
         Donald W. Glazer, Esq.    Trustee of the   Since December   Advisory Counsel, Goodwin        39              None
         c/o GMO Trust             Trust            2000             Procter LLP; Secretary
         40 Rowes Wharf                                              and Consultant,
         Boston, MA 02110                                            Provant, Inc. (provider
         Age: 58                                                     of performance
                                                                     improvement training
                                                                     services and products)
                                                                     (1998 - present);
                                                                     Consultant -- Business
                                                                     and Law.

 1 Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.
 2 Mr. Light is a director of Harvard Management Company, Inc. and Security Capital European Realty. Neither of these companies has a class of securities registered pursuant to Section 12 of the Securities Exchange Act or subject to the requirements of Section 15(d) of the Act and neither of these companies is a registered investment company.

INTERESTED TRUSTEES:

                                                                                            Number of
                                                                                          Portfolios in
                                                 Term of              Principal               Fund
                                              Office(1) and         Occupation(s)            Complex           Other
       Name, Address,         Position(s)       Length of            During Past            Overseen       Directorships
          and Age           Held with Fund     Time Served           Five Years            by Trustee     Held by Trustee
  ------------------------  ---------------  ---------------  -------------------------  ---------------  ---------------
  R. Jeremy Grantham(3)     Chairman of the  Since September  Member, Grantham, Mayo,          39              None
  c/o GMO Trust             Board of         1985. President  Van Otterloo & Co. LLC.
  40 Rowes Wharf            Trustees of the  from February
  Boston, MA 02110          Trust            2002 - October
  Age: 64                                    2002.

 1 Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.
 3 Trustee is deemed to be an "interested person" of the Trust and Grantham, Mayo, Van Otterloo & Co. LLC, as defined by the 1940 Act.

PRINCIPAL OFFICERS:

              Name, Address,                 Position(s)             Term of Office(4) and Length      Principal Occupation(s)
                  and Age                   Held with Fund                  of Time Served              During Past Five Years
         -------------------------  ------------------------------  ------------------------------  ------------------------------
         Scott Eston                President and Chief Executive   President and Chief Executive   Chief Financial Officer
         c/o GMO Trust              Officer of the Trust            Officer since October 2002;     (1997 - present), Chief
         40 Rowes Wharf                                             Vice President from August      Operating Officer (2000 -
         Boston, MA 02110                                           1998 - October 2002.            present) and Member, Grantham,
         Age: 47                                                                                    Mayo, Van Otterloo & Co. LLC.
         Susan Randall Harbert      Chief Financial Officer and     Chief Financial Officer Since   Member, Grantham, Mayo, Van
         c/o GMO Trust              Treasurer of the Trust          February 2000; Treasurer since  Otterloo & Co. LLC.
         40 Rowes Wharf                                             February 1998.
         Boston, MA 02110
         Age: 45
         Brent Arvidson             Assistant Treasurer of the      Since September 1998.           Senior Fund Administrator,
         c/o GMO Trust              Trust                                                           Grantham, Mayo, Van
         40 Rowes Wharf                                                                             Otterloo & Co. LLC.
         Boston, MA 02110
         Age: 33
         William R. Royer, Esq.     Vice President and Clerk of     Vice President since February   General Counsel, Anti- Money
         c/o GMO Trust              the Trust                       1997; Clerk since March 2001;   Laundering Reporting Officer
         40 Rowes Wharf                                             May 1999 - August 1999.         (July 2002 - February 2003)
         Boston, MA 02110                                                                           and Member, Grantham, Mayo,
         Age: 37                                                                                    Van Otterloo & Co. LLC.
         Elaine M. Hartnett, Esq.   Vice President and Secretary    Vice President since August     Associate General Counsel,
         c/o GMO Trust              of the Trust                    1999; Secretary since March     Grantham, Mayo, Van
         40 Rowes Wharf                                             2001.                           Otterloo & Co. LLC (June
         Boston, MA 02110                                                                           1999 - present); Associate/
         Age: 58                                                                                    Junior Partner, Hale and Dorr
                                                                                                    LLP (1991 - 1999).
         Julie Perniola             Vice President and Anti- Money  Since February 2003.            Anti-Money Laundering
         c/o GMO Trust              Laundering Compliance Officer                                   Reporting Officer (February
         40 Rowes Wharf                                                                             2003 - present) and Compliance
         Boston, MA 02110                                                                           Officer, Grantham, Mayo, Van
         Age: 32                                                                                    Otterloo & Co. LLC.

 4 Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

GMO GLOBAL (U.S.+) EQUITY ALLOCATION FUND
(A SERIES OF GMO TRUST)
ANNUAL REPORT
FEBRUARY 28, 2003

GMO GLOBAL (U.S.+) EQUITY ALLOCATION FUND
(A SERIES OF GMO TRUST)
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT

Day-to-day management of the Fund's portfolio is the responsibility of the Asset Allocation Division at Grantham, Mayo, Van Otterloo & Co. LLC.

MANAGEMENT DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

The Class III shares of the Global (U.S.+) Equity Allocation Fund returned -10.8% for the fiscal year ended February 28, 2003. During the period, the Fund's benchmark, the GMO Global Equity Index (75% S&P 500/25% MSCI ACWI [All Country World Index] Free ex-US), returned -21.1%.

During the fiscal year, both asset allocation and portfolio implementation added substantially to performance. Relative to the benchmark, the Fund was underweight in U.S. stocks by 22% and overweight international stocks (including emerging) by 14%. Within U.S. stocks, the portfolio was tilted towards the most attractively valued sectors including small cap value stocks and REITs, where we were overweight 7% and 9%, respectively. Both allocations added to performance, as small cap value and REITs outperformed the S&P 500 by 6.1% and 23.5%, respectively. Within international stocks, the portfolio was tilted towards the small cap sector, which continued to offer the greatest value by outperforming the MSCI EAFE index by 7.1%.

The value bias of the GMO International Intrinsic Value Fund and the GMO U.S. Core Fund ensured their performance was again strong in a down market. International Intrinsic Value outperformed its SSB PMI EPAC Value benchmark by 11.3%, while U.S. Core outperformed the S&P 500 Index by 1.1%. Strong implementation within emerging market equities added 2.5% relative to the IFC Composite benchmark. The GMO Small Cap Value Fund and the GMO Real Estate Fund underperformed their benchmarks by 2.0% and 3.0%, respectively.

The Fund's 8% overweight to fixed income was allocated to inflation indexed bonds, international fixed income, and to emerging bonds. While the last outperformed its benchmark by a strong 3.8%, the other bond funds underperformed due largely to exposure to certain asset-backed securities, which defaulted during the period.

OUTLOOK

With U.S. equities remaining stubbornly overpriced relative to economic fundamentals we continue to maintain a sizeable underweight to the S&P 500. However, many of the Fund's bets now differ substantially from those of a year ago. We have decreased our position in REITs in the face of increased risk and somewhat less attractive valuations. A modest allocation to large developed international equities, both value and growth, reflects our view that the asset class is fairly valued. With help from a depreciating dollar, this and overweights to the still cheap sectors of international small and emerging markets are expected to add value. With yields at near record lows, the Fund now has a relatively neutral weight in fixed income. Within fixed income we favor the short end of the curve and the still attractively priced emerging country debt asset class.

THE VIEWS EXPRESSED HEREIN ARE EXCLUSIVELY THOSE OF GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC MANAGEMENT AS OF THE DATE OF THIS REPORT AND ARE SUBJECT TO CHANGE. THEY ARE NOT MEANT AS INVESTMENT ADVICE.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

     COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
GMO GLOBAL (U.S.+) EQUITY ALLOCATION FUND CLASS III SHARES AND THE
         S&P 500 INDEX (75%)/MSCI ALL COUNTRY WORLD FREE
           EX-U.S. INDEX (25%) AS OF FEBRUARY 28, 2003
                                                                      GMO GLOBAL (U.S.+)
                                                                    EQUITY ALLOCATION FUND  GMO GLOBAL EQUITY INDEX*  S&P 500 INDEX
Nov 26, 96                                                                         $10,000                   $10,000        $10,000
Dec 31, 96                                                                         $10,070                    $9,820         $9,818
Mar 31, 97                                                                         $10,233                   $10,018        $10,081
Jun 30, 97                                                                         $11,447                   $11,656        $11,841
Sep 30, 97                                                                         $12,471                   $12,281        $12,728
Dec 31, 97                                                                         $12,074                   $12,272        $13,093
Mar 31, 98                                                                         $13,380                   $13,976        $14,920
Jun 30, 98                                                                         $12,953                   $14,270        $15,412
Sep 30, 98                                                                         $11,201                   $12,671        $13,879
Dec 31, 98                                                                         $12,794                   $15,343        $16,835
Mar 31, 99                                                                         $12,865                   $16,009        $17,674
Jun 30, 99                                                                         $14,425                   $17,043        $18,920
Sep 30, 99                                                                         $13,694                   $16,381        $17,738
Dec 31, 99                                                                         $15,261                   $18,955        $20,377
Mar 31, 2000                                                                       $15,714                   $19,327        $20,845
Jun 30, 2000                                                                       $15,433                   $18,746        $20,291
Sep 30, 2000                                                                       $15,813                   $18,224        $20,094
Dec 31, 2000                                                                       $15,833                   $16,958        $18,522
Mar 31, 2001                                                                       $15,178                   $14,892        $16,326
Jun 30, 2001                                                                       $16,081                   $15,531        $17,282
Sep 30, 2001                                                                       $14,531                   $13,249        $14,745
Dec 31, 2001                                                                       $15,716                   $14,606        $16,321
Mar 31, 2002                                                                       $16,712                   $14,696        $16,366
Jun 30, 2002                                                                       $16,159                   $13,106        $14,173
Sep 30, 2002                                                                       $13,848                   $10,774        $11,725
Dec 31, 2002                                                                       $14,736                   $11,642        $12,714
Feb 28, 2003                                                                       $14,243                   $11,125        $12,195

AVERAGE ANNUAL TOTAL RETURN
                                                SINCE
                                              INCEPTION
                             1 YEAR   5 YEAR  11/26/96
Class III                    -10.84%   2.15%      5.81%

Performance shown is net of all fees after reimbursement from the manager. Returns and net asset values of fund investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. Past performance is not indicative of future performance. Information is unaudited. * The GMO Global Equity Index is a composite benchmark computed by GMO and comprised 75% by S&P 500 and 25% by MSCI AC World Free ex-U.S. Index.

GMO GLOBAL (U.S.+) EQUITY ALLOCATION FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2003

       SHARES/
    PAR VALUE ($)          DESCRIPTION                                                        VALUE ($)
------------------------------------------------------------------------------------------------------------
                           MUTUAL FUNDS -- 100.0%
              380,914      GMO Currency Hedged International Equity Fund, Class III                2,110,264
              244,077      GMO Emerging Countries Fund, Class III                                  2,084,414
              299,592      GMO Emerging Country Debt Fund, Class III                               2,852,115
              934,223      GMO Emerging Markets Fund, Class III                                    8,239,843
                5,829      GMO Growth Fund, Class III                                                 83,290
               62,667      GMO Inflation Indexed Bond Fund, Class III                                734,460
              124,381      GMO Value Fund, Class III                                                 837,084
              100,779      GMO Global Hedged Equity Fund, Class III                                  970,501
               16,162      GMO Short-Term Income Fund, Class III                                     140,287
              369,781      GMO International Growth Fund, Class III                                6,223,412
              633,689      GMO International Intrinsic Value Fund, Class III                      10,221,407
              638,948      GMO International Small Companies Fund, Class III                       6,070,007
              310,649      GMO Real Estate Fund, Class III                                         3,258,711
              397,213      GMO Small Cap Value Fund, Class III                                     3,896,664
            3,207,342      GMO U.S. Core Fund, Class III                                          32,009,271
                                                                                          ------------------
                           TOTAL MUTUAL FUNDS (COST $91,358,115)                                  79,731,730
                                                                                          ------------------
                           PRIVATE INVESTMENT FUND -- 0.0%
                  175      GMO SPV I, LLC*(a)                                                          2,808
                                                                                          ------------------
                           TOTAL PRIVATE INVESTMENT FUND (COST $3,505)                                 2,808
                                                                                          ------------------
                           SHORT-TERM INVESTMENTS -- 0.0%
                           REPURCHASE AGREEMENT -- 0.0%
$               9,419      Salomon Smith Barney Inc. Repurchase Agreement, dated
                           2/28/03, due 3/03/03, with a maturity value of $9,420 and
                           an effective yield of .36%, collateralized by a U.S.
                           Treasury Bond with a rate of 3.625%, maturity date of
                           3/31/04, and a market value, including accured interest
                           of $10,135.                                                                 9,419
                                                                                          ------------------
                           TOTAL SHORT-TERM INVESTMENTS (COST $9,419)                                  9,419
                                                                                          ------------------
                           TOTAL INVESTMENTS -- 100.0%
                           (Cost $91,371,039)                                                     79,743,957

                           Other Assets and Liabilities (net) -- (0.0%)                               (7,679)
                                                                                          ------------------
                           TOTAL NET ASSETS -- 100.0%                                     $       79,736,278
                                                                                          ==================
                           NOTES TO THE SCHEDULE OF INVESTMENTS:

*                       Non-income producing security.
(a)                     Security valued at fair value using methods determined in
                        good faith by or at the direction of the Trustees (Note 1).

              See accompanying notes to the financial statements.              1

GMO GLOBAL (U.S.+) EQUITY ALLOCATION FUND
(A SERIES OF GMO TRUST)
STATEMENT OF ASSETS AND LIABILITIES -- FEBRUARY 28, 2003
--------------------------------------------------------------------------------

ASSETS:
   Investments, at value (cost $91,371,039) (Note 1)            $     79,743,957
   Receivable for expenses reimbursed by Manager (Note 2)                  6,468
                                                                ----------------

      Total assets                                                    79,750,425
                                                                ----------------

LIABILITIES:
   Accrued expenses                                                       14,147
                                                                ----------------

      Total liabilities                                                   14,147
                                                                ----------------
NET ASSETS                                                      $     79,736,278
                                                                ================

NET ASSETS CONSIST OF:
   Paid-in capital                                              $     93,329,002
   Accumulated undistributed net investment income                       526,755
   Accumulated net realized loss                                      (2,492,397)
   Net unrealized depreciation                                       (11,627,082)
                                                                ----------------
                                                                $     79,736,278
                                                                ================

NET ASSETS ATTRIBUTABLE TO:
   Class III shares                                             $     79,736,278
                                                                ================

SHARES OUTSTANDING:
   Class III                                                          10,617,012
                                                                ================

NET ASSET VALUE PER SHARE:
   Class III                                                    $           7.51
                                                                ================

2             See accompanying notes to the financial statements.

GMO GLOBAL (U.S.+) EQUITY ALLOCATION FUND
(A SERIES OF GMO TRUST)
STATEMENT OF OPERATIONS -- YEAR ENDED FEBRUARY 28, 2003
--------------------------------------------------------------------------------

INVESTMENT INCOME:
   Dividends from investment company shares                     $      1,633,794
   Interest                                                                1,579
                                                                ----------------

      Total income                                                     1,635,373
                                                                ----------------
EXPENSES:
   Audit fees                                                             16,799
   Custodian and transfer agent fees                                       9,620
   Registration fees                                                       5,046
   Legal fees                                                              2,504
   Trustees fees and related expenses (Note 2)                             1,953
   Miscellaneous                                                           1,099
   Fees reimbursed by Manager (Note 2)                                   (34,895)
                                                                ----------------
                                                                           2,126
                                                                ----------------
      Net expenses                                                         2,126
                                                                ----------------

            Net investment income                                      1,633,247
                                                                ----------------

REALIZED AND UNREALIZED GAIN (LOSS):
   Net realized gain (loss) on:
      Investments                                                       (767,874)
      Realized gains distributions from investment company
      shares                                                             724,648
                                                                ----------------

         Net realized loss on investments                                (43,226)
                                                                ----------------

   Change in net unrealized appreciation (depreciation) on
    investments                                                       (6,859,717)
                                                                ----------------

      Net realized and unrealized loss                                (6,902,943)
                                                                ----------------

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS            $     (5,269,696)
                                                                ================

              See accompanying notes to the financial statements.              3

GMO GLOBAL (U.S.+) EQUITY ALLOCATION FUND
(A SERIES OF GMO TRUST)
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                   YEAR ENDED           YEAR ENDED
                                                                FEBRUARY 28, 2003    FEBRUARY 28, 2002
                                                                -----------------    -----------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
   Net investment income                                           $ 1,633,247          $ 1,132,202
   Net realized loss                                                   (43,226)          (1,055,568)
   Change in net unrealized appreciation (depreciation)             (6,859,717)             334,258
                                                                   -----------          -----------

   Net increase (decrease) in net assets from operations            (5,269,696)             410,892
                                                                   -----------          -----------
Distributions to shareholders from:
   Net investment income
      Class III                                                     (1,700,368)            (647,084)
                                                                   -----------          -----------
      Total distributions from net investment income                (1,700,368)            (647,084)
                                                                   -----------          -----------
   Net realized gains
      Class III                                                             --           (1,066,948)
                                                                   -----------          -----------
      Total distributions from net realized gains                           --           (1,066,948)
                                                                   -----------          -----------

                                                                    (1,700,368)          (1,714,032)
                                                                   -----------          -----------
   Net share transactions (Note 5):
      Class III                                                     46,581,994           (1,348,291)
                                                                   -----------          -----------
   Increase (decrease) in net assets resulting from net
    share transactions                                              46,581,994           (1,348,291)
                                                                   -----------          -----------

      Total increase (decrease) in net assets                       39,611,930           (2,651,431)
NET ASSETS:
   Beginning of period                                              40,124,348           42,775,779
                                                                   -----------          -----------
   End of period (including accumulated undistributed net
    investment income of $526,755 and $551,020,
    respectively)                                                  $79,736,278          $40,124,348
                                                                   ===========          ===========

4             See accompanying notes to the financial statements.

GMO GLOBAL (U.S.+) EQUITY ALLOCATION FUND
(A SERIES OF GMO TRUST)
FINANCIAL HIGHLIGHTS
(FOR A CLASS III SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------

                                                              YEAR ENDED FEBRUARY 28/29,
                                             ------------------------------------------------------------
                                               2003         2002         2001         2000         1999
                                             --------     --------     --------     --------     --------
NET ASSET VALUE, BEGINNING OF PERIOD         $  8.66      $  8.92      $  9.49      $  8.85      $ 10.48
                                             -------      -------      -------      -------      -------

Income from investment operations:
   Net investment income(a)                     0.15         0.23         0.24         0.25         0.16+
   Net realized and unrealized gain
     (loss)                                    (1.07)       (0.14)        0.39         1.45        (0.40)
                                             -------      -------      -------      -------      -------

      Total from investment operations         (0.92)        0.09         0.63         1.70        (0.24)
                                             -------      -------      -------      -------      -------

Less distributions to shareholders:
   From net investment income                  (0.23)       (0.13)       (0.51)       (0.43)       (0.56)
   From net realized gains                        --        (0.22)       (0.69)       (0.63)       (0.83)
                                             -------      -------      -------      -------      -------

      Total distributions                      (0.23)       (0.35)       (1.20)       (1.06)       (1.39)
                                             -------      -------      -------      -------      -------
NET ASSET VALUE, END OF PERIOD               $  7.51      $  8.66      $  8.92      $  9.49      $  8.85
                                             =======      =======      =======      =======      =======
TOTAL RETURN(b)                               (10.84)%       1.12%        6.57%       19.14%       (2.84)%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)         $79,736      $40,124      $42,776      $36,669      $32,474
   Net expenses to average daily net
     assets(c)                                  0.00%(d)     0.00%(d)     0.00%        0.00%        0.00%
   Net investment income to average
     daily net assets(a)                        3.06%        2.73%        2.56%        2.63%        1.64%
   Portfolio turnover rate                        30%          13%          19%          18%          34%
   Fees and expenses reimbursed by the
     Manager to average daily net
     assets:                                    0.07%        0.07%        0.07%        0.09%        0.07%

(a) Recognition of net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the fund invests.
(b) The total returns would have been lower had certain expenses not been reimbursed during the periods shown.
(c) Net expenses exclude expenses incurred indirectly through investment in underlying funds.
     (See Note 2.)
(d)  Net expenses to average daily net assets was less than 0.01%.
+    Computed using average shares outstanding throughout the period.

              See accompanying notes to the financial statements.              5

GMO GLOBAL (U.S.+) EQUITY ALLOCATION FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS
FEBRUARY 28, 2003
--------------------------------------------------------------------------------

1.    SIGNIFICANT ACCOUNTING POLICIES

      GMO Global (U.S.+) Equity Allocation Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van
      Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts Business Trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees to create an unlimited number of series ("Funds"), each of which issues a separate series of shares, and to subdivide a series of shares into classes.

      The Fund operates as a "fund-of-funds" in that, pursuant to management provided by the Manager, it makes investments in other funds of the Trust ("underlying funds"). The Fund seeks total return greater than that of the GMO Global Equity Index, a benchmark developed by the Manager, through investment to varying extents in underlying funds of the Trust. The Fund will pursue its objective by investing in Class III shares of domestic equity, international equity, and fixed income funds of the Trust. The financial statements of the underlying funds should be read in conjunction with the Fund's financial statements.

      The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      PORTFOLIO VALUATION
      Shares of underlying funds are valued at their net asset value as reported on each business day. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair value. Securities for which quotations are not readily available, or whose values the Manager has determined to be unreliable, are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction. A security's value may be deemed unreliable if, for example, the Manager becomes aware of information or events occurring after the close of a foreign market that would materially affect that security's value.

      Securities may be valued by independent pricing services which use prices provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics.

GMO GLOBAL (U.S.+) EQUITY ALLOCATION FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------

      Certain investments in securities held by the underlying funds were valued on the basis of a price provided by a principal market maker. The prices provided by the principal market makers may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

      REPURCHASE AGREEMENTS
      The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Fund and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters insolvency proceedings, recovery of cash by the Fund may be delayed or limited.

      TAXES AND DISTRIBUTIONS
      The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary. Taxes on foreign dividend income are withheld in accordance with the applicable country's tax treaty with the United States.

      The Fund's policy is to declare and pay distributions from net investment income semi-annually, and from net realized short-term and long-term capital gains at least annually. All distributions will be paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

      Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from U.S. GAAP. During the years ended February 28, 2002 and February 28, 2003, the tax basis of distributions paid was as follows: ordinary income -- $657,627 and $1,700,368 and long-term capital gains -- $1,056,405 and $0, respectively.

      For the year ended February 28, 2003, the components of distributable earnings on a tax basis consisted of $526,752 of undistributed ordinary income and $272,878 of undistributed long-term capital gains. These temporary differences between book and tax basis distributable earnings are primarily due to wash sale transactions.

GMO GLOBAL (U.S.+) EQUITY ALLOCATION FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------

      The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 2003. This reclassification has no impact on net investment income, realized gain/loss or the net asset value of the Fund and is primarily attributable to certain differences in the computation of distributable income and capital gains under U.S. federal tax rules versus U.S. GAAP. The financial highlights exclude these adjustments.

            Accumulated        Accumulated
         Undistributed Net         Net
         Investment Income    Realized Loss
         -----------------    -------------
              $42,856           $(42,856)

      Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

      SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
      Security transactions are accounted for on trade date. Income dividends and capital gain distributions from underlying funds are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Non-cash dividends, if any, are recorded at the fair market value of the securities received. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

      EXPENSES
      The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds. In addition, the Fund will also incur certain fees and expenses indirectly as a shareholder in the underlying funds. Because the underlying funds have varied expense and fee levels and the Fund may own different proportions of underlying funds at different times, the amount of fees and expenses indirectly incurred by the Fund will vary.

      INVESTMENT RISK
      The Fund is subject to the investment risk associated with an investment in the underlying funds, some of which may invest in foreign securities. There are certain additional risks involved in investing in foreign securities that are not inherent in investments in domestic securities. These risks may involve adverse political and economic developments, including the possible imposition of capital controls or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times more volatile than securities of comparable U.S. companies and U.S. securities markets. The risks described above apply to an even

GMO GLOBAL (U.S.+) EQUITY ALLOCATION FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------
      greater extent to investments in emerging markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and developed foreign markets. Additionally, the investment risk associated with an investment in the underlying funds may be more pronounced to the extent that the underlying funds engage in derivative transactions.

2.    FEES AND OTHER TRANSACTIONS WITH AFFILIATES

      The Manager determines the allocation of the assets of the Fund among designated underlying funds. The Manager does not directly charge an advisory fee or shareholder service fee, but receives advisory and shareholder service fees from the underlying funds in which the Fund invests.

      GMO has entered into a binding agreement, effective until at least
      June 30, 2003, to reimburse the Fund for its total annual direct operating expenses (excluding fees and expenses of the independent Trustees of the Trust (including legal fees), brokerage commissions and other investment-related costs, hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes), securities lending fees and expenses, interest expense and transfer taxes).

      The Fund incurs fees and expenses indirectly as a shareholder in the underlying funds. For the year ended February 28, 2003, shareholder service fees incurred indirectly by the Fund were 0.15% of the Fund's average daily net assets, indirect operating expenses (excluding shareholder service fees and investment-related expenses) were 0.501% of the Fund's average daily net assets, and indirect investment-related expenses (including, but not limited to, interest expense, foreign audit expense, and investment-related legal expense) were 0.009% of the Fund's average daily net assets.

      The Fund's portion of the fee paid by the Trust to the independent Trustees during the year ended February 28, 2003 was $1,630. No remuneration is paid to any Trustee or officer who is affiliated with the Manager.

3.    PURCHASES AND SALES OF SECURITIES

      Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2003, aggregated $63,267,663 and $16,030,221, respectively.

      At February 28, 2003, the cost for U.S. federal income tax purposes and gross unrealized appreciation and depreciation in value of investments were as follows:

                           Gross Unrealized    Gross Unrealized    Net Unrealized
         Aggregate Cost      Appreciation        Depreciation       Depreciation
         --------------    ----------------    ----------------    --------------
          $94,136,314          $204,243          $(14,596,600)      $(14,392,357)

GMO GLOBAL (U.S.+) EQUITY ALLOCATION FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------

4.    PRINCIPAL SHAREHOLDERS

      At February 28, 2003, 80.5% of the outstanding shares of the Fund were held by four shareholders, each holding in excess of 10% of the Fund's outstanding shares. Investment activities of these shareholders may have a material effect on the Fund.

5.    SHARE TRANSACTIONS

      The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                                         Year Ended                 Year Ended
                                                     February 28, 2003           February 28, 2002
                                                  ------------------------    -----------------------
                                                   Shares        Amount        Shares       Amount
         Class III:                               ---------    -----------    --------    -----------
         Shares sold                              6,144,908    $47,976,365      40,603    $   350,000
         Shares issued to shareholders
           in reinvestment of distributions          63,094        494,347     132,919      1,152,336
         Shares repurchased                        (226,927)    (1,888,718)   (330,893)    (2,850,627)
                                                  ---------    -----------    --------    -----------
         Net increase (decrease)                  5,981,075    $46,581,994    (157,371)   $(1,348,291)
                                                  =========    ===========    ========    ===========

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE TRUSTEES OF GMO TRUST AND THE SHAREHOLDERS OF
GMO GLOBAL (U.S.+) EQUITY ALLOCATION FUND

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly in all material respects, the financial position of GMO Global (U.S.+) Equity Allocation Fund (the "Fund") (a series of GMO Trust) at February 28, 2003, and the results of its operations, the changes in its net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 15, 2003

TRUSTEES AND OFFICERS (UNAUDITED)
The following tables list the Trust's Trustees and officers; their address and age; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information includes additional information about the Trust's trustees and is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

INDEPENDENT TRUSTEES:

                                                                                                   Number of
                                                                                                 Portfolios in
                                                        Term of              Principal               Fund
                                                     Office(1) and         Occupation(s)            Complex           Other
              Name, Address,         Position(s)       Length of            During Past            Overseen       Directorships
                 and Age           Held with Fund     Time Served           Five Years            by Trustee     Held by Trustee
         ------------------------  ---------------  ---------------  -------------------------  ---------------  ---------------

         Jay O. Light              Trustee of the   Since May 1996   Professor of Business            39              *(2)
         c/o GMO Trust             Trust                             Administration and Senior
         40 Rowes Wharf                                              Associate Dean, Harvard
         Boston, MA 02110                                            University.
         Age: 61

         Donald W. Glazer, Esq.    Trustee of the   Since December   Advisory Counsel, Goodwin        39              None
         c/o GMO Trust             Trust            2000             Procter LLP; Secretary
         40 Rowes Wharf                                              and Consultant,
         Boston, MA 02110                                            Provant, Inc. (provider
         Age: 58                                                     of performance
                                                                     improvement training
                                                                     services and products)
                                                                     (1998 - present);
                                                                     Consultant -- Business
                                                                     and Law.

1 Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.
2 Mr. Light is a director of Harvard Management Company, Inc. and Security Capital European Realty. Neither of these companies has a class of securities registered pursuant to Section 12 of the Securities Exchange Act or subject to the requirements of Section 15(d) of the Act and neither of these companies is a registered investment company.

INTERESTED TRUSTEES:

                                                                                                 Number of
                                                                                               Portfolios in
                                                       Term of             Principal               Fund
                                                    Office(1) and        Occupation(s)            Complex           Other
              Name, Address,         Position(s)      Length of           During Past            Overseen       Directorships
                 and Age           Held with Fund    Time Served          Five Years            by Trustee     Held by Trustee
         ------------------------  ---------------  -------------  -------------------------  ---------------  ---------------

         R. Jeremy Grantham(3)     Chairman of the  Since          Member, Grantham, Mayo,          39              None
         c/o GMO Trust             Board of         September      Van Otterloo & Co. LLC.
         40 Rowes Wharf            Trustees of the  1985.
         Boston, MA 02110          Trust            President
         Age: 64                                    from February
                                                    2002 -
                                                    October 2002.

1 Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.
3 Trustee is deemed to be an "interested person" of the Trust and Grantham, Mayo, Van Otterloo & Co. LLC, as defined by the 1940 Act.

PRINCIPAL OFFICERS:

                                                                          Term of Office(4)            Principal Occupation(s)
              Name, Address,                 Position(s)                    and Length of                    During Past
                  and Age                   Held with Fund                   Time Served                      Five Years
         -------------------------  ------------------------------  ------------------------------  ------------------------------

         Scott Eston                President and Chief Executive   President and Chief Executive   Chief Financial Officer
         c/o GMO Trust              Officer of the Trust            Officer since October 2002;     (1997 - present), Chief
         40 Rowes Wharf                                             Vice President from August      Operating Officer (2000 -
         Boston, MA 02110                                           1998 - October 2002.            present) and Member, Grantham,
         Age: 47                                                                                    Mayo, Van Otterloo & Co. LLC.

         Susan Randall Harbert      Chief Financial Officer and     Chief Financial Officer Since   Member, Grantham, Mayo, Van
         c/o GMO Trust              Treasurer of the Trust          February 2000; Treasurer since  Otterloo & Co. LLC.
         40 Rowes Wharf                                             February 1998.
         Boston, MA 02110
         Age: 45

         Brent Arvidson             Assistant Treasurer of the      Since September 1998.           Senior Fund Administrator,
         c/o GMO Trust              Trust                                                           Grantham, Mayo, Van
         40 Rowes Wharf                                                                             Otterloo & Co. LLC.
         Boston, MA 02110
         Age: 33

         William R. Royer, Esq.     Vice President and Clerk of     Vice President since February   General Counsel, Anti- Money
         c/o GMO Trust              the Trust                       1997; Clerk since March 2001;   Laundering Reporting Officer
         40 Rowes Wharf                                             May 1999 - August 1999.         (July 2002 - February 2003)
         Boston, MA 02110                                                                           and Member, Grantham, Mayo,
         Age: 37                                                                                    Van Otterloo & Co. LLC.

         Elaine M. Hartnett, Esq.   Vice President and Secretary    Vice President since August     Associate General Counsel,
         c/o GMO Trust              of the Trust                    1999; Secretary since March     Grantham, Mayo, Van
         40 Rowes Wharf                                             2001.                           Otterloo & Co. LLC (June
         Boston, MA 02110                                                                           1999 - present); Associate/
         Age: 58                                                                                    Junior Partner, Hale and Dorr
                                                                                                    LLP (1991 - 1999).

         Julie Perniola             Vice President and Anti- Money  Since February 2003.            Anti-Money Laundering
         c/o GMO Trust              Laundering Compliance Officer                                   Reporting Officer (February
         40 Rowes Wharf                                                                             2003 - present) and Compliance
         Boston, MA 02110                                                                           Officer, Grantham, Mayo, Van
         Age: 32                                                                                    Otterloo & Co. LLC.

4 Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

GMO GLOBAL BOND FUND
(A SERIES OF GMO TRUST)
ANNUAL REPORT
FEBRUARY 28, 2003

GMO GLOBAL BOND FUND
(A SERIES OF GMO TRUST)
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT

Day-to-day management of the Fund's portfolio is the responsibility of the Fixed Income Division at Grantham, Mayo, Van Otterloo & Co. LLC.

MANAGEMENT DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

The Class III shares of the GMO Global Bond Fund returned +17.8% for the fiscal year ended February 28, 2003, compared to +24.0% for the J.P. Morgan Global Government Bond Index. The Fund's exposure to various issues is achieved directly and indirectly through its investment in the GMO Emerging Country Debt Fund, the GMO Alpha LIBOR Fund (ALF), and the GMO Short-Duration Collateral Fund.

The Fund underperformed the benchmark during the fiscal year by 6.2%. Bond market, emerging debt, and currency selection added value during the fiscal year, while issue selection underperformed. Issue selection dramatically hurt performance in late 2002. Credit related spread widening in the assets underlying the Fund's investment in ALF and the default of certain healthcare receivable asset-backed bonds held by ALF, which were allegedly involved in a massive fraud, contributed to the underperformance. National Century Financial Enterprises, the sponsor of $3.35 billion of health care asset-backed receivables allegedly violated the terms of the bonds' indentures by, among other things, spending cash collateral, accepting collateral other than permitted receivables, moving receivables between trusts to meet compliance tests, and reimbursing healthcare providers for more than the value of receivables purchased. National Century, its affiliated operations, the trusts, and many healthcare providers have declared bankruptcy. This event had a negative effect on the net asset value of ALF, and an indirect effect on GMO Global Bond Fund of -7.1% (through February 28, 2003).

Overweight positions in Euro-member country bonds and the U.S. bond market as well as an underweight position in Japanese government bonds added value during the period. In addition, an underweight position in the U.S. dollar and overweight positions in the Australian dollar and Swedish krona generated significant gains.

OUTLOOK

The Fund is structured to benefit from outperformance in the Canadian, Euro-member country, Swedish, U.S., and emerging bond markets. We expect the Australian, Danish, Japanese, and Swiss bond markets to underperform. Strong relative performance is expected from Canadian dollars, Swedish krona, Swiss francs, and British gilt markets. The Danish krona, euro, Japanese yen, and Australian and U.S. dollars are expected to underperform. At the end of the period, 3.5% of the Fund was invested in the GMO Emerging Country Debt Fund.

THE VIEWS EXPRESSED HEREIN ARE EXCLUSIVELY THOSE OF GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC MANAGEMENT AS OF THE DATE OF THIS REPORT AND ARE SUBJECT TO CHANGE. THEY ARE NOT MEANT AS INVESTMENT ADVICE.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC


COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
GMO GLOBAL BOND FUND CLASS III SHARES AND THE J.P. MORGAN
  GLOBAL GOVERNMENT BOND INDEX AS OF FEBRUARY 28, 2003     GMO GLOBAL BOND FUND  J.P. MORGAN GLOBAL GOV'T. BOND INDEX
12/28/95                                                                $10,000                               $10,000
12/31/95                                                                $10,000                               $10,002
3/31/96                                                                  $9,830                                $9,827
6/30/96                                                                 $10,270                                $9,886
9/30/96                                                                 $10,766                               $10,166
12/31/96                                                                $11,307                               $10,442
3/31/97                                                                 $10,936                               $10,034
6/30/97                                                                 $11,351                               $10,329
9/30/97                                                                 $11,887                               $10,506
12/31/97                                                                $12,027                               $10,589
3/31/98                                                                 $12,219                               $10,693
6/30/98                                                                 $12,340                               $10,935
9/30/98                                                                 $12,978                               $11,856
12/31/98                                                                $13,260                               $12,210
3/31/99                                                                 $12,599                               $11,734
6/30/99                                                                 $12,193                               $11,332
9/30/99                                                                 $12,587                               $11,778
12/31/99                                                                $12,525                               $11,590
3/31/2000                                                               $12,629                               $11,633
6/30/2000                                                               $12,577                               $11,638
9/30/2000                                                               $12,368                               $11,351
12/31/2000                                                              $13,073                               $11,861
3/31/2001                                                               $12,681                               $11,526
6/30/2001                                                               $12,407                               $11,344
9/30/2001                                                               $13,281                               $12,153
12/31/2001                                                              $12,992                               $11,766
3/31/2002                                                               $12,826                               $11,589
6/30/2002                                                               $14,529                               $12,902
9/30/2002                                                               $14,931                               $13,439
12/31/2002                                                              $14,721                               $14,046
2/28/2003                                                               $15,217                               $14,434

AVERAGE ANNUAL TOTAL RETURN
                                             SINCE INCEPTION
                             1 YEAR  5 YEAR     12/28/95
Class III                    17.76%   4.51%            6.03%

Performance shown is net of all fees after reimbursement from the manager. Returns and net asset values of fund investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. Past performance is not indicative of future performance. Information is unaudited.

GMO GLOBAL BOND FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2003

         PAR VALUE/
           SHARES      DESCRIPTION                                          VALUE ($)
---------------------------------------------------------------------------------------
                       DEBT OBLIGATIONS -- 4.3%
                       AUSTRIA -- 1.3%
USD         2,500,000  Bank Austria AG, 144A, 7.25%, due 02/15/17             3,043,500
                                                                           ------------
                       CANADA -- 0.8%
GBP         1,000,000  Province of Quebec, 8.63%, due 11/04/11                2,001,322
                                                                           ------------
                       UNITED STATES -- 2.2%
                       U.S. GOVERNMENT -- 2.2%
USD         1,075,300  U.S. Treasury Inflation Indexed Note, 4.25%, due
                         01/15/10                                             1,271,038
USD         3,309,420  U.S. Treasury Inflation Indexed Note, 3.88%, due
                         01/15/09(a)                                          3,809,970
                                                                           ------------
                                                                              5,081,008
                                                                           ------------

                       TOTAL DEBT OBLIGATIONS (COST $9,342,671)              10,125,830
                                                                           ------------
                       MUTUAL FUNDS -- 93.5%
              867,931  GMO Emerging Country Debt Fund, Class III              8,262,701
            1,495,967  GMO Alpha LIBOR Fund                                  35,484,340
            7,071,254  GMO Short-Duration Collateral Fund                   176,852,053
                                                                           ------------
                       TOTAL MUTUAL FUNDS (COST $222,919,467)               220,599,094
                                                                           ------------

          PRINCIPAL
           AMOUNT
        -------------
                       CALL OPTIONS PURCHASED -- 0.5%
                       CROSS CURRENCY OPTIONS -- 0.5%
GBP        15,300,000  GBP Call/JPY Put, Expires 01/23/04, Strike 184.00        637,241
GBP         9,600,000  GBP Call/JPY Put, Expires 04/14/03, Strike 181.00        404,102
USD         8,000,000  JPY Call/USD Put, Expires 07/03/03, Strike 117.30        192,612
                                                                           ------------
                                                                              1,233,955
                                                                           ------------

                       TOTAL CALL OPTIONS PURCHASED (COST $1,727,343)         1,233,955
                                                                           ------------
                       PUT OPTIONS PURCHASED -- 0.0%
                       CROSS CURRENCY OPTIONS -- 0.0%
GBP        17,600,000  GBP Put/USD Call, Expires 06/05/03, Strike 1.428           5,544
                                                                           ------------

                       TOTAL PUT OPTIONS PURCHASED (COST $719,242)                5,544
                                                                           ------------

              See accompanying notes to the financial statements.

GMO GLOBAL BOND FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2003

        PAR VALUE ($)  DESCRIPTION                                          VALUE ($)
---------------------------------------------------------------------------------------
                       SHORT-TERM INVESTMENTS -- 0.5%
                       CASH EQUIVALENTS -- 0.5%
USD         1,055,717  Merrimac Cash Fund                                     1,055,717
                                                                           ------------

                       TOTAL SHORT-TERM INVESTMENTS (COST $1,055,717)         1,055,717
                                                                           ------------
                       TOTAL INVESTMENTS -- 98.8%
                       (Cost $235,764,440)                                  233,020,140

                       Other Assets and Liabilities (net) -- 1.2%             2,822,236
                                                                           ------------
                       TOTAL NET ASSETS -- 100.0%                          $235,842,376
                                                                           ============

NOTES TO SCHEDULE OF INVESTMENTS:
---------------------------------------------------------------------------------------
CURRENCY ABBREVIATIONS:
AUD - Australian Dollar
CAD - Canadian Dollar
CHF - Swiss Franc
EUR - Euro
GBP - British Pound
JPY - Japanese Yen
SEK - Swedish Krona
USD - United States Dollar

 (a) All or a portion of this security has been segregated to cover margin requirements on open financial futures contracts (Note 6).

2             See accompanying notes to the financial statements.

GMO GLOBAL BOND FUND
(A SERIES OF GMO TRUST)
STATEMENT OF ASSETS AND LIABILITIES -- FEBRUARY 28, 2003
--------------------------------------------------------------------------------

ASSETS:
   Investments, at value (cost $235,764,440) (Note 1)         $233,020,140
   Foreign currency, at value (cost $23,881) (Note 1)               23,600
   Interest receivable                                             713,812
   Receivable for open forward foreign currency contracts
    (Notes 1 and 6)                                              3,586,706
   Receivable for variation margin on open futures contracts
    (Notes 1 and 6)                                                290,230
   Net receivable for open swap contracts (Notes 1 and 6)          939,070
   Receivable for expenses reimbursed by Manager (Note 2)           16,574
                                                              ------------

      Total assets                                             238,590,132
                                                              ------------

LIABILITIES:
   Payable to affiliate for (Note 2):
      Management fee                                                34,399
      Shareholder service fee                                       27,157
   Payable for open forward foreign currency contracts
    (Notes 1 and 6)                                              2,642,218
   Accrued expenses                                                 43,982
                                                              ------------

      Total liabilities                                          2,747,756
                                                              ------------
NET ASSETS                                                    $235,842,376
                                                              ============

NET ASSETS CONSIST OF:
   Paid-in capital                                            $221,711,850
   Distributions in excess of net investment income               (899,487)
   Accumulated net realized gain                                15,482,298
   Net unrealized depreciation                                    (452,285)
                                                              ------------
                                                              $235,842,376
                                                              ============

NET ASSETS ATTRIBUTABLE TO:
   Class III shares                                           $235,842,376
                                                              ============

SHARES OUTSTANDING:
   Class III                                                    25,630,372
                                                              ============

NET ASSET VALUE PER SHARE:
   Class III                                                  $       9.20
                                                              ============

              See accompanying notes to the financial statements.              3

GMO GLOBAL BOND FUND
(A SERIES OF GMO TRUST)
STATEMENT OF OPERATIONS -- YEAR ENDED FEBRUARY 28, 2003
--------------------------------------------------------------------------------

INVESTMENT INCOME:
   Dividends from investment company shares                   $ 2,906,249
   Interest (including securities lending income of $1,534)     1,026,440
                                                              -----------

         Total income                                           3,932,689
                                                              -----------
EXPENSES:
   Management fee (Note 2)                                        525,898
   Custodian and transfer agent fees                              107,845
   Audit fees                                                      39,522
   Legal fees                                                      18,757
   Trustees fees and related expenses (Note 2)                      7,254
   Registration fees                                                7,203
   Miscellaneous                                                    5,111
   Fees reimbursed by Manager (Note 2)                           (173,297)
                                                              -----------
                                                                  538,293
   Indirectly incurred fees waived or borne by Manager
    (Note 2)                                                      (38,880)
                                                              -----------
                                                                  499,413
                                                              -----------
   Shareholder service fee (Note 2) - Class III                   415,182
   Shareholder service fee waived (Note 2) - Class III            (14,143)
                                                              -----------
                                                                  401,039
                                                              -----------
      Net expenses                                                900,452
                                                              -----------

         Net investment income                                  3,032,237
                                                              -----------

REALIZED AND UNREALIZED GAIN (LOSS):
   Net realized gain (loss) on:
      Investments                                             (20,465,947)
      Realized gains distributions from investment company
       shares                                                     971,647
      Closed futures contracts                                  9,732,187
      Closed swap contracts                                     6,976,557
      Written options                                              89,267
      Foreign currency, forward contracts and foreign
      currency related transactions                            40,425,005
                                                              -----------
         Net realized gain                                     37,728,716
                                                              -----------
   Change in net unrealized appreciation (depreciation) on:
      Investments                                                (237,563)
      Open futures contracts                                    1,364,108
      Open swap contracts                                         790,602
      Foreign currency, forward contracts and foreign
      currency related transactions                             4,521,210
                                                              -----------
         Net unrealized gain                                    6,438,357
                                                              -----------
      Net realized and unrealized gain                         44,167,073
                                                              -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS          $47,199,310
                                                              ===========

4             See accompanying notes to the financial statements.

GMO GLOBAL BOND FUND
(A SERIES OF GMO TRUST)
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                            YEAR ENDED         YEAR ENDED
                                                         FEBRUARY 28, 2003  FEBRUARY 28, 2002
                                                         -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
   Net investment income                                   $  3,032,237       $ 14,901,012
   Net realized gain (loss)                                  37,728,716         (6,033,954)
   Change in net unrealized appreciation (depreciation)       6,438,357        (13,106,609)
                                                           ------------       ------------

   Net increase (decrease) in net assets from
    operations                                               47,199,310         (4,239,551)
                                                           ------------       ------------

Distributions to shareholders from:
   Net investment income
      Class III                                             (37,454,172)       (10,755,169)
                                                           ------------       ------------
      Total distributions from net investment income        (37,454,172)       (10,755,169)
                                                           ------------       ------------

   Net realized gains
      Class III                                              (4,977,299)        (5,266,132)
                                                           ------------       ------------
      Total distributions from net realized gains            (4,977,299)        (5,266,132)
                                                           ------------       ------------
                                                            (42,431,471)       (16,021,301)
                                                           ------------       ------------
   Net share transactions (Note 5):
      Class III                                             (41,999,305)         2,222,393
                                                           ------------       ------------
   Increase (decrease) in net assets resulting from net
    share transactions                                      (41,999,305)         2,222,393
                                                           ------------       ------------

      Total decrease in net assets                          (37,231,466)       (18,038,459)
NET ASSETS:
   Beginning of period                                      273,073,842        291,112,301
                                                           ------------       ------------
   End of period (including distributions in excess of
    net investment income of $899,487 and $2,591,841,
    respectively)                                          $235,842,376       $273,073,842
                                                           ============       ============

              See accompanying notes to the financial statements.              5

GMO GLOBAL BOND FUND
(A SERIES OF GMO TRUST)
FINANCIAL HIGHLIGHTS
(FOR A CLASS III SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------

                                                                     YEAR ENDED FEBRUARY 28/29,
                                              -------------------------------------------------------------------------
                                                2003            2002          2001(D)           2000            1999
                                              ---------      ----------      ----------      ----------      ----------
NET ASSET VALUE, BEGINNING OF PERIOD          $    9.33      $   10.04       $    9.41       $    9.87       $   10.15
                                              ---------      ---------       ---------       ---------       ---------

Income from investment operations:
   Net investment income                           0.11(a)+       0.53(a)+        0.51(a)+        0.51            0.55
   Net realized and unrealized gain
     (loss)                                        1.47          (0.66)           0.12           (0.71)          (0.25)
                                              ---------      ---------       ---------       ---------       ---------

      Total from investment operations             1.58          (0.13)           0.63           (0.20)           0.30
                                              ---------      ---------       ---------       ---------       ---------

Less distributions to shareholders:
   From net investment income                     (1.51)         (0.39)             --           (0.26)          (0.46)
   From net realized gains                        (0.20)         (0.19)             --              --           (0.12)
                                              ---------      ---------       ---------       ---------       ---------

      Total distributions                         (1.71)         (0.58)             --           (0.26)          (0.58)
                                              ---------      ---------       ---------       ---------       ---------
NET ASSET VALUE, END OF PERIOD                $    9.20      $    9.33       $   10.04       $    9.41       $    9.87
                                              =========      =========       =========       =========       =========
TOTAL RETURN(b)                                   17.76%         (1.34)%          6.70%          (2.07)%          2.69%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)          $ 235,842      $ 273,074       $ 291,112       $ 182,730       $ 163,210
   Net operating expenses to average
     daily net assets                              0.33%(e)       0.32%(e)        0.33%(e)        0.34%           0.34%
   Interest expense to average daily net
     assets                                          --             --              --            0.16%(c)          --
   Total net expenses to average daily
     net assets                                    0.33%          0.32%           0.33%           0.50%           0.34%
   Net investment income to average
     daily net assets                              1.10%(a)       5.36%(a)        5.34%(a)        5.09%           5.86%
   Portfolio turnover rate                           50%            28%             35%            116%             75%
   Fees and expenses reimbursed by the
     Manager to average daily net
     assets:                                       0.08%          0.08%           0.08%           0.08%           0.28%

 +    Computed using average shares outstanding throughout the period.
 (a) Net investment income is affected by the timing of the declaration of dividends by other Funds of the Trust in which the Fund invests.
 (b) The total returns would have been lower had certain expenses not been reimbursed during the periods shown.
 (c) Interest expense incurred as a result of entering into reverse repurchase agreements is included in the Fund's net expenses. Income earned on investing proceeds from reverse repurchase agreements is included in interest income.
 (d) Effective March 1, 2000, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on debt securities. The effect of this change on net investment income and net realized and unrealized gains and losses per share for the year ended February 28, 2001 was less than $0.01 per share. The effect of this change decreased the ratio of net investment income to average net assets from 5.36% to 5.34%. Per share and ratio/supplemental data for periods prior to March 1, 2000 have not been restated to reflect this change.
 (e) Net expenses exclude expenses incurred indirectly through investment in underlying funds. See Note 2.

6             See accompanying notes to the financial statements.

GMO GLOBAL BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS
FEBRUARY 28, 2003
--------------------------------------------------------------------------------

1.    SIGNIFICANT ACCOUNTING POLICIES

      GMO Global Bond Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts Business Trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees to create an unlimited number of series ("Funds"), each of which issues a separate series of shares, and to subdivide a series of shares into classes.

      The Fund seeks high total return through direct and indirect investment in global bond and currency markets. The Fund's benchmark is the J.P. Morgan Global Government Bond Index.

      At February 28, 2003, 75.0% of the Fund was invested in the GMO Short-Duration Collateral Fund and 15.0% of the Fund was invested in the GMO Alpha LIBOR Fund, separate funds of GMO Trust managed by GMO. Shares of the GMO Alpha LIBOR Fund and the GMO Short-Duration Collateral Fund are not publicly available for direct purchase. At February 28, 2003, 3.5% of the net assets of the Fund was invested in the GMO Emerging Country Debt Fund, a separate fund of GMO Trust managed by GMO. The financial statements of the GMO Alpha LIBOR Fund, the GMO Short-Duration Collateral Fund and the GMO Emerging Country Debt Fund should be read in conjunction with the Fund's financial statements.

      The Fund invested a substantial portion of its assets in GMO Alpha LIBOR Fund ("Alpha LIBOR Fund") to obtain the Fund's core portfolio exposure. In November 2002, certain bonds held by Alpha LIBOR Fund ("NPF bonds") defaulted amid allegations of fraud and significant violations of the bonds' indentures. Currently, no market exists for the NPF bonds, and they are being valued at fair value by the trustees of GMO Trust or persons acting at their direction. The devaluation of the NPF bonds had a negative impact on the Fund's net asset value per share.

      In late November 2002, Alpha LIBOR Fund undertook a reorganization transaction with a new series of GMO Trust, GMO Short-Duration Collateral Fund ("SDCF") and approximately 78% of the Fund's interest in Alpha LIBOR Fund was transferred to SDCF in exchange for SDCF shares. The reorganization was treated as a sale of the Alpha LIBOR Fund shares for financial reporting purposes and a distribution by Alpha LIBOR Fund for tax purposes. Accordingly, for financial reporting purposes, the Fund recognized a loss on the sale of the Alpha LIBOR shares of approximately $18,547,062. In addition, the Fund recognized for tax, but not for financial reporting purposes, ordinary income of $7,989,124 and long-term capital gains of $1,424,936 from Alpha LIBOR Fund. $27,961,122 was added to the tax cost basis of the Fund's holdings of Alpha LIBOR Fund.

GMO GLOBAL BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------

      The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      PORTFOLIO VALUATION
      Shares of other Funds of the Trust are valued at their net asset value as reported on each business day. Portfolio securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price. Securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, and those values are then translated into U.S. dollars at the current exchange rate. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair value. Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction. A security's value may be deemed unreliable if, for example, the Manager becomes aware of information or events occurring after the close of a foreign market that would materially affect that security's value.

      Some fixed income securities are valued at the closing bid for such securities as supplied by a primary pricing source chosen by the Manager. The Manager evaluates such primary pricing sources on an ongoing basis, and may change a pricing source should it deem it appropriate. The Manager is informed of erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and at its discretion may override a price supplied by a source (by taking a price supplied by another source).

      Securities may be valued by independent pricing services which use prices provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics.

      Certain securities held by the Fund, or underlying Funds in which it invests, were valued on the basis of a price provided by a principal market maker. The prices provided by the principal market makers may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

GMO GLOBAL BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------

      FOREIGN CURRENCY TRANSLATION
      The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the current exchange rates each business day. Income and expenses denominated in foreign currencies are translated at current exchange rates when accrued or incurred. The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of foreign currencies and forward foreign currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid.

      FORWARD CURRENCY CONTRACTS
      The Fund may enter into forward currency contracts and forward cross currency contracts in connection with settling planned purchases or sales of securities or to hedge the currency exposure associated with some or all of the Fund's portfolio securities. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if there are movements in foreign currency values that are unfavorable to the Fund. The value of the currencies the Fund has committed to buy or sell is shown under Note 6 and represents the currency exposure the Fund has acquired or hedged through forward currency contracts as of February 28, 2003.

      FUTURES CONTRACTS
      The Fund may purchase and sell futures contracts to manage its exposure to the financial markets. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. Upon entering into a futures contract, the Fund is required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. government and agency obligations in accordance with the initial margin requirements of the broker or exchange. In

GMO GLOBAL BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------
      addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contracts. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is liquidated on the following business day. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Losses may arise from the changes in the value of the underlying instrument, if there is an illiquid secondary market for the contracts, or if counterparties do not perform under the contract terms. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. See Note 6 for all open futures contracts as of February 28, 2003.

      OPTIONS
      The Fund may write call and put options on futures, securities or currencies it owns or in which it may invest. Writing put options tends to increase the Fund's exposure to the underlying instrument. Writing call options tends to decrease the Fund's exposure to the underlying instrument. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased
      (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. At February 28, 2003, there were no open written option contracts.

      The Fund may also purchase put and call options. Purchasing call options tends to increase the Fund's exposure to the underlying instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying instrument. The Fund pays a premium which is included in the Fund's Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, security or currency transaction to determine the realized gain or loss. The risk associated with purchasing put and call options is limited to the premium paid. See Schedule of Investments for all open purchased option contracts as of February 28, 2003.

GMO GLOBAL BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------

      Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by a primary pricing source chosen by the Manager.

      LOAN AGREEMENTS
      The Fund may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. The Fund's investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the "lender") that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan.

      INDEXED SECURITIES
      The Fund may invest in indexed securities whose redemption values and/or coupons are linked to the prices of other securities, securities indices, or other financial indicators. The Fund uses indexed securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets that may be difficult to invest in through conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment.

      SWAP AGREEMENTS
      The Fund may enter into swap agreements to manage its exposure to the financial markets. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into interest rate, total return, forward swap spread lock and credit default swap agreements to manage its exposure to interest rates and credit risk. Interest rate swap agreements involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Total return swap agreements involve commitments to pay interest in exchange for a market linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Forward swap spread lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap

GMO GLOBAL BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------
      spread and a fixed spread, multiplied by the notional amount times the duration of the swap rate. The swap spread is the difference between the benchmark swap rate (market rate) and the specific treasury rate. In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party on its obligation. The Fund may use credit default swaps to provide a measure of protection against defaults of sovereign or corporate issuers (i.e., to reduce risk where the Fund owns or has exposure to the issuer) or to take an active long or short position with respect to the likelihood of a particular issuer's default. In connection with these agreements, cash or securities may be set aside as collateral by the Fund's custodian in accordance with the terms of the swap agreement. The Fund earns interest on cash set aside as collateral. Swaps are marked to market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. Net payments of interest on interest rate swap agreements are included as part of interest income. These financial instruments are not actively traded on financial markets. The values assigned to these instruments are based upon the best available information and because of the uncertainty of the valuation, these values may differ significantly from the values that would have been realized had a ready market for these instruments existed, and the differences could be material. Entering into these agreements involves, to varying degrees, elements of credit, legal, market, and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, or that there may be unfavorable changes in interest rates. See Note 6 for a summary of open swap agreements as of February 28, 2003.

      REPURCHASE AGREEMENTS
      The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Fund and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters insolvency proceedings, recovery of cash by the Fund may be delayed or limited.

GMO GLOBAL BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------

      REVERSE REPURCHASE AGREEMENTS
      The Fund may enter into reverse repurchase agreements with certain banks and broker/dealers whereby the Fund sells portfolio assets concurrent with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. In connection with these agreements, the Fund establishes segregated accounts with its custodian in which the Fund maintains cash, U.S. Government securities or other liquid high grade debt obligations in the name of the counterparty equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities the Fund has sold may decline below the price at which it is obligated to repurchase them under the agreement. For the year ended February 28, 2003, the Fund did not enter into any reverse repurchase agreements.

      SECURITY LENDING
      The Fund may lend its securities to certain qualified brokers. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of loss with respect to the investment of the collateral, the risk of delay in recovery or loss of rights in the collateral should the borrower of the securities fail financially. The Fund receives compensation for lending its securities. At February 28, 2003, the Fund had no securities on loan.

      TAXES AND DISTRIBUTIONS
      The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary. Taxes on foreign interest and dividend income are withheld in accordance with the applicable country's tax treaty with the United States.

      The Fund's policy is to declare and pay distributions from net investment income semi-annually, and from net realized short-term and long-term capital gains at least annually. All distributions will be paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

      Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from U.S. GAAP. During the years ended February 28, 2002 and February 28, 2003 the tax basis of distributions paid was as follows: ordinary income -- $10,755,169 and $37,467,269, respectively, and long-term capital gains -- $5,266,132 and $4,964,202, respectively.

GMO GLOBAL BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------

      As of February 28, 2003, the components of distributable earnings on a tax basis consisted of $19,001,248 of undistributed ordinary income. The temporary difference between book and tax basis distributable earnings are primarily due to foreign currency transactions.

      The Fund elected to defer to March 1, 2003 post-October losses of $3,238,674.

      The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 2003. This reclassification has no impact on net investment income, realized gain/loss or the net asset value of the Fund and is primarily attributable to foreign currency transactions and the GMO Alpha LIBOR Fund transaction (See Note 1). The financial highlights exclude these adjustments.

           Distributions
         In Excess of Net   Accumulated Net
         Investment Income   Realized Gain   Paid-in Capital
         -----------------  ---------------  ---------------
            $36,114,289      $(16,027,588)    $(20,086,701)

      Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

      SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
      Security transactions are accounted for on trade date. Interest income is recorded on the accrual basis, and is adjusted for the amortization of premiums and of discounts. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis. Dividend income, net of applicable withholding taxes, is recorded on the ex-dividend date or non-cash dividends, if any, are recorded at the fair market value of the securities received. Interest income on inflation indexed securities is accrued daily based upon an inflation adjusted principal. Additionally, any increase in the principal or face amount of the securities is recorded as interest income.

      EXPENSES
      The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

      INVESTMENT RISK
      There are certain additional risks involved in investing in foreign securities that are not inherent in investments in domestic securities. These risks may involve adverse political and economic developments, including the possible imposition of capital controls or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are

GMO GLOBAL BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------
      less liquid and at times may be more volatile than securities of comparable U.S. companies and U.S. securities markets. The risks described above apply to an even greater extent to investments in emerging markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and developed foreign markets.

2.    FEES AND OTHER TRANSACTIONS WITH AFFILIATES

      GMO earns a management fee paid monthly at the annual rate of .19% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on the average daily net assets at the annual rate of .15% for Class III shares. The Fund may invest in Class III shares of GMO Emerging Country Debt Fund ("ECDF"). Like the management fee (as described below), the Fund's shareholder service fee will be waived (but not below zero) to the extent of the indirect shareholder service fees paid in connection with the Fund's investment in ECDF. The Fund does not incur any indirect shareholder service fees as a result of the Fund's investment in Alpha LIBOR Fund and SDCF. For the year ended February 28, 2003, shareholder service fees incurred indirectly by the Fund were 0.005% of the Fund's average daily net assets.

      GMO has entered into a binding agreement effective until at least
      June 30, 2003 to reimburse the Fund to the extent that the Fund's total annual operating expenses (excluding shareholder service fees, fees and expenses of the independent Trustees of the Trust (including legal fees), brokerage commissions and other investment-related costs, hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes), securities lending fees and expenses, interest expense and transfer taxes ("fund expenses")) and the amount of fees and operating expenses (excluding shareholder service fees (ECDF only) and fund expenses, as defined above) incurred indirectly by the Fund through its investment in the underlying funds (including GMO Alpha LIBOR Fund, GMO Short-Duration Collateral Fund, and ECDF) exceed the management fee.

      For the year ended February 28, 2003, indirect operating expenses (excluding shareholder service fees (GMO ECDF only) and investment-related expenses) and indirect investment-related expenses (including, but not limited to, interest expense, foreign audit expense, and investment-related legal expense) incurred by the Fund through its investment in underlying funds were 0.018% and 0.029% of the Fund's average daily net assets, respectively.

      The Fund's portion of the fee paid by the Trust to the unaffiliated Trustees during the year ended February 28, 2003, was $5,267. No remuneration is paid to any Trustee or officer who is affiliated with the Manager.

GMO GLOBAL BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------

3.    PURCHASES AND SALES OF SECURITIES

      Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2003, aggregated $131,349,105 and $156,740,187, respectively.

      For the year ended February 28, 2003, the cost of purchases and proceeds from sales of investments exclude the initial transfer of GMO Alpha LIBOR Fund's investments in GMO Short-Duration Collateral Fund of $180,351,503. (See Note 1)

      At February 28, 2003, the cost for U.S. federal income tax purposes and gross unrealized appreciation and depreciation in value of investments were as follows:

                         Gross Unrealized  Gross Unrealized  Net Unrealized
         Aggregate Cost    Appreciation      Depreciation     Depreciation
         --------------  ----------------  ----------------  --------------
          $255,924,143      $1,479,924       $(24,383,927)    $(22,904,003)

4.    PRINCIPAL SHAREHOLDERS

      At February 28, 2003, 70.6% of the outstanding shares of the Fund were held by two shareholders, each holding in excess of 10% of the Fund's outstanding shares. Investment activities of these shareholders may have a material effect on the Fund.

5.    SHARE TRANSACTIONS

      The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                                                Year Ended                 Year Ended
                                                            February 28, 2003          February 28, 2002
                                                        --------------------------  ------------------------
                                                          Shares        Amount        Shares       Amount
         Class III:                                     -----------  -------------  ----------  ------------
         Shares sold                                      6,930,581  $  62,503,500   1,298,968  $ 12,839,268
         Shares issued to shareholders in reinvestment
           of distributions                               4,515,798     39,648,710   1,624,503    15,156,606
         Shares repurchased                             (15,099,456)  (144,151,515) (2,644,157)  (25,773,481)
                                                        -----------  -------------  ----------  ------------
         Net increase (decrease)                         (3,653,077) $ (41,999,305)    279,314  $  2,222,393
                                                        ===========  =============  ==========  ============

GMO GLOBAL BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------

6.    FINANCIAL INSTRUMENTS

      A summary of outstanding financial instruments at February 28, 2003 is as follows:

      FORWARD CURRENCY CONTRACTS

                                                                        Net Unrealized
         Settlement                                                      Appreciation
            Date     Deliver/Receive   Units of Currency     Value      (Depreciation)
         ----------  ----------------  -----------------  ------------  --------------

            Buys
           3/25/03   AUD                     64,200,000   $38,885,567    $ 1,107,082
           4/01/03   CAD                     49,700,000    33,318,571        848,546
           3/04/03   CHF                     82,700,000    60,988,201      1,266,357
           4/29/03   CHF                     52,000,000    38,392,640         44,558
           4/22/03   EUR                     75,000,000    80,697,026       (182,974)
           4/15/03   GBP                      6,700,000    10,524,533       (255,767)
           3/18/03   JPY                  9,940,000,000    84,120,031       (324,505)
                                                                         -----------
                                                                         $ 2,503,297
                                                                         ===========

           Sales
           3/25/03   AUD                     46,700,000   $28,285,918    $  (897,787)
           4/01/03   CAD                     27,100,000    18,167,672       (390,819)
           3/04/03   CHF                     82,700,000    60,988,201       (535,494)
           4/15/03   GBP                      4,500,000     7,068,716        113,360
           3/18/03   JPY                  3,350,000,000    28,350,312        (54,872)
                                                                         -----------
                                                                         $(1,765,612)
                                                                         ===========

      FORWARD CROSS CURRENCY CONTRACTS

         Settlement                                                        Net Unrealized
            Date     Deliver/Units of Currency   Receive/In Exchange For    Appreciation
         ----------  --------------------------  ------------------------  --------------
           3/11/03   CHF           36,653,400    EUR          25,200,000    $   119,247
           4/08/03   EUR           41,500,000    SEK         381,750,200         87,556
                                                                            -----------
                                                                            $   206,803
                                                                            ===========

GMO GLOBAL BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------

      FUTURES CONTRACTS

                                                                                           Net Unrealized
         Number of                                                            Contract      Appreciation
         Contracts                  Type                   Expiration Date      Value      (Depreciation)
         ---------  -------------------------------------  ---------------  -------------  --------------
           Buys
             149    Canadian Government Bond 10 Yr.        June 2003         $10,675,433     $  14,899
              58    Euro BOBL                              March 2003          7,092,656       166,488
              50    Euro BOBL                              June 2003           6,050,475          (864)
              40    Euro Bund                              March 2003          5,029,877        82,655
             198    Euro Bund                              June 2003          24,670,604          (647)
               3    Japanese Government Bond 10 Yr.        June 2003           3,630,117         3,865
             112    U.S. Long Bond                         June 2003          12,820,500       189,419
              35    U.S. Treasury Note 10 Yr.              June 2003           4,038,125        20,228
              24    UK Gilt Long Bond                      June 2003           4,592,992        (5,866)
                                                                                             ---------
                                                                                             $ 470,177
                                                                                             =========
           Sales
              29    Australian Government Bond 10 Yr.      March 2003        $ 1,887,172     $ (49,710)
              57    Australian Government Bond 3 Yr.       March 2003          3,607,383       (42,560)
              11    Swiss Government Bond                  March 2003          1,067,308       (36,185)
               6    U.S. Treasury Note 5 Yr.               June 2003             682,219        (2,285)
                                                                                             ---------
                                                                                             $(130,740)
                                                                                             =========

      At February 28, 2003, the Fund had sufficient cash and/or securities to cover any commitments or margin requirements of the relevant broker or exchange.

      WRITTEN OPTION TRANSACTIONS

                                                                     Puts                            Calls
                                                        ------------------------------  --------------------------------
                                                        Principal Amount                Principal Amount
                                                          of Contracts                    of Contracts
                                                        (000's omitted)     Premiums    (000's omitted)      Premiums
                                                        ----------------  ------------  ----------------  --------------
         Outstanding, beginning of period                          --       $     --                --     $        --
         Options written                                           --             --           131,900       5,795,952
         Options exercised                                         --             --          (122,100)     (5,706,685)
         Options expired                                           --             --            (9,800)        (89,267)
                                                          -----------       --------      ------------     -----------
         Outstanding, end of period                                --       $     --                --     $        --
                                                          ===========       ========      ============     ===========

GMO GLOBAL BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------

      SWAP AGREEMENTS

                                                                                              Net Unrealized
                              Expiration                                                       Appreciation
           Notional Amount       Date                        Description                      (Depreciation)
         -------------------  ----------  --------------------------------------------------  --------------

         CREDIT DEFAULT SWAPS
             85,188,610  EUR    3/31/03   Agreement with Morgan Guaranty Trust Company dated    $   46,974
                                          5/04/01 to pay .07% per year times the notional
                                          amount. The Fund receives payment only upon a
                                          default event in Belgium, the notional amount
                                          times the difference between the par value and the
                                          then-market value of Kingdom of Belgium, 5.75% due
                                          3/28/08.

             56,110,669  EUR    3/31/03   Agreement with Morgan Guaranty Trust Company dated       (13,923)
                                          3/26/98 to pay .07% per year times the notional
                                          amount. The Fund receives payment only upon a
                                          default event in Belgium, the notional amount
                                          times the difference between the par value and the
                                          then-market value of Kingdom of Belgium, 5.75% due
                                          3/28/08.

         INTEREST RATE SWAPS
             15,000,000  EUR    3/21/05   Agreement with UBS AG dated 3/17/00 to receive the       925,293
                                          notional amount multiplied by 5.222% and to pay
                                          the notional amount multiplied by the 3 month
                                          Floating Rate EURIBOR adjusted by a specified
                                          spread.

             14,900,000  SEK    9/25/07   Agreement with Citibank N.A. dated 9/24/02 to             46,610
                                          receive the notional amount multiplied by 4.79%
                                          and to pay the notional amount multiplied by the 3
                                          month Floating Rate Swedish STIBOR adjusted by a
                                          specified spread.

GMO GLOBAL BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------

      SWAP AGREEMENTS -- CONTINUED

                                                                                              Net Unrealized
                              Expiration                                                       Appreciation
           Notional Amount       Date                        Description                      (Depreciation)
         -------------------  ----------  --------------------------------------------------  --------------
             11,500,000  CHF    5/11/11   Agreement with Morgan Guaranty Trust Company dated    $ (940,654)
                                          5/09/01 to pay the notional amount multiplied by
                                          3.73% and to receive the notional amount
                                          multiplied by the 6 month Floating Rate Swiss
                                          LIBOR adjusted by a specified spread.
             21,500,000  SEK    9/25/12   Agreement with Citibank N.A. dated 9/24/02 to             70,933
                                          receive the notional amount multiplied by 5.08%
                                          and to pay the notional amount multiplied by the 3
                                          month Floating Rate Swedish STIBOR adjusted by a
                                          specified spread.
              3,000,000  EUR    3/21/30   Agreement with UBS AG dated 3/17/00 to receive the       592,413
                                          notional amount multiplied by 5.895% and to pay
                                          the notional amount multiplied by the 3 month
                                          Floating Rate EURIBOR adjusted by a specified
                                          spread.
         TOTAL RETURN SWAPS
             30,000,000  USD    7/24/03   Agreement with Morgan Guaranty Trust Company dated        64,437
                                          7/18/01 to receive (pay) the notional amount
                                          multiplied by the return on the JP Morgan Non-U.S.
                                          Traded Total Return Government Bond Index and to
                                          pay the notional amount multiplied by the 1 month
                                          LIBOR adjusted by a specified spread.
             75,000,000  USD    9/24/03   Agreement with Morgan Guaranty Trust Company dated       215,100
                                          9/20/01 to receive (pay) the notional amount
                                          multiplied by the return on the JP Morgan Hedged
                                          Government Bond Index and to pay the notional
                                          amount multiplied by the 1 month LIBOR adjusted by
                                          a specific spread.
                                                                                                ----------
                                                                                                $1,007,183
                                                                                                ==========

      See Notes to the Schedule of Investments for definitions of currency abbreviations.

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE TRUSTEES OF GMO TRUST AND THE SHAREHOLDERS OF
GMO GLOBAL BOND FUND

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Global Bond Fund (the "Fund") (a series of GMO Trust) at February 28, 2003, and the results of its operations, the changes in its net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 15, 2003

GMO GLOBAL BOND FUND
(A SERIES OF GMO TRUST)
FEDERAL TAX INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

      For the fiscal year ended February 28, 2003, all of the Fund's distributions are from investment company taxable income, except that the Fund has designated 11.70% of the distributions as net capital gain dividends.

TRUSTEES AND OFFICERS (UNAUDITED)
The following tables list the Trust's Trustees and officers; their address and age; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information includes additional information about the Trust's trustees and is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

INDEPENDENT TRUSTEES:

                                                                                                   Number of
                                                                                                 Portfolios in
                                                        Term of              Principal               Fund
                                                     Office(1) and         Occupation(s)            Complex           Other
              Name, Address,         Position(s)       Length of            During Past            Overseen       Directorships
                 and Age           Held with Fund     Time Served           Five Years            by Trustee     Held by Trustee
         ------------------------  ---------------  ---------------  -------------------------  ---------------  ---------------

         Jay O. Light              Trustee of the   Since May 1996   Professor of Business            39              *(2)
         c/o GMO Trust             Trust                             Administration and Senior
         40 Rowes Wharf                                              Associate Dean, Harvard
         Boston, MA 02110                                            University.
         Age: 61

         Donald W. Glazer, Esq.    Trustee of the   Since December   Advisory Counsel, Goodwin        39              None
         c/o GMO Trust             Trust            2000             Procter LLP; Secretary
         40 Rowes Wharf                                              and Consultant,
         Boston, MA 02110                                            Provant, Inc. (provider
         Age: 58                                                     of performance
                                                                     improvement training
                                                                     services and products)
                                                                     (1998 - present);
                                                                     Consultant -- Business
                                                                     and Law.

 1 Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.
 2 Mr. Light is a director of Harvard Management Company, Inc. and Security Capital European Realty. Neither of these companies has a class of securities registered pursuant to Section 12 of the Securities Exchange Act or subject to the requirements of Section 15(d) of the Act and neither of these companies is a registered investment company.

INTERESTED TRUSTEES:

                                                                                                   Number of
                                                                                                 Portfolios in
                                                        Term of              Principal               Fund
                                                     Office(1) and         Occupation(s)            Complex           Other
              Name, Address,         Position(s)       Length of            During Past            Overseen       Directorships
                 and Age           Held with Fund     Time Served           Five Years            by Trustee     Held by Trustee
         ------------------------  ---------------  ---------------  -------------------------  ---------------  ---------------

         R. Jeremy Grantham(3)     Chairman of the  Since September  Member, Grantham, Mayo,          39              None
         c/o GMO Trust             Board of         1985. President  Van Otterloo & Co. LLC.
         40 Rowes Wharf            Trustees of the  from February
         Boston, MA 02110          Trust            2002 - October
         Age: 64                                    2002.

 1 Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.
 3 Trustee is deemed to be an "interested person" of the Trust and Grantham, Mayo, Van Otterloo & Co. LLC, as defined by the 1940 Act.

PRINCIPAL OFFICERS:

                                                                          Term of Office(4)            Principal Occupation(s)
              Name, Address,                 Position(s)                    and Length of                    During Past
                  and Age                   Held with Fund                   Time Served                      Five Years
         -------------------------  ------------------------------  ------------------------------  ------------------------------

         Scott Eston                President and Chief Executive   President and Chief Executive   Chief Financial Officer
         c/o GMO Trust              Officer of the Trust            Officer since October 2002;     (1997 - present), Chief
         40 Rowes Wharf                                             Vice President from August      Operating Officer (2000 -
         Boston, MA 02110                                           1998 - October 2002.            present) and Member, Grantham,
         Age: 47                                                                                    Mayo, Van Otterloo & Co. LLC.

         Susan Randall Harbert      Chief Financial Officer and     Chief Financial Officer Since   Member, Grantham, Mayo, Van
         c/o GMO Trust              Treasurer of the Trust          February 2000; Treasurer since  Otterloo & Co. LLC.
         40 Rowes Wharf                                             February 1998.
         Boston, MA 02110
         Age: 45

         Brent Arvidson             Assistant Treasurer of the      Since September 1998.           Senior Fund Administrator,
         c/o GMO Trust              Trust                                                           Grantham, Mayo, Van
         40 Rowes Wharf                                                                             Otterloo & Co. LLC.
         Boston, MA 02110
         Age: 33

         William R. Royer, Esq.     Vice President and Clerk of     Vice President since February   General Counsel, Anti- Money
         c/o GMO Trust              the Trust                       1997; Clerk since March 2001;   Laundering Reporting Officer
         40 Rowes Wharf                                             May 1999 - August 1999.         (July 2002 - February 2003)
         Boston, MA 02110                                                                           and Member, Grantham, Mayo,
         Age: 37                                                                                    Van Otterloo & Co. LLC.

         Elaine M. Hartnett, Esq.   Vice President and Secretary    Vice President since August     Associate General Counsel,
         c/o GMO Trust              of the Trust                    1999; Secretary since March     Grantham, Mayo, Van
         40 Rowes Wharf                                             2001.                           Otterloo & Co. LLC (June
         Boston, MA 02110                                                                           1999 - present); Associate/
         Age: 58                                                                                    Junior Partner, Hale and Dorr
                                                                                                    LLP (1991 - 1999).

         Julie Perniola             Vice President and Anti- Money  Since February 2003.            Anti-Money Laundering
         c/o GMO Trust              Laundering Compliance Officer                                   Reporting Officer (February
         40 Rowes Wharf                                                                             2003 - present) and Compliance
         Boston, MA 02110                                                                           Officer, Grantham, Mayo, Van
         Age: 32                                                                                    Otterloo & Co. LLC.

 4 Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

GMO GLOBAL HEDGED EQUITY FUND
(A SERIES OF GMO TRUST)
ANNUAL REPORT
FEBRUARY 28, 2003

GMO GLOBAL HEDGED EQUITY FUND
(A SERIES OF GMO TRUST)
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT

Day-to-day management of the Fund's portfolio is the responsibility of the International Quantitative Division at Grantham, Mayo, Van Otterloo & Co. LLC.

MANAGEMENT DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

The Class III shares of the GMO Global Hedged Equity Fund returned +7.6% for the fiscal year ending February 28, 2003. During that period the Fund's benchmark, the Salomon Smith Barney 3 Month T-Bill Index, returned +1.6%.

The Fund's objective is to outperform the Salomon Smith Barney 3 Month T-Bill Index by adding the alpha (value added) of our U.S. and international equity funds, as well as the value added of our asset allocation strategy, to a short-term fixed income return. As of February 28, 2003, the Fund held 44% of its assets in long U.S. equities, 36% in developed international equities, and 10% in emerging market equities. The long equity exposure is hedged, using S&P 500 futures and short EAFE futures, totaling approximately 100% of the value of the long assets.

The Fund currently invests in GMO U.S. Core Fund, GMO Real Estate Fund, GMO Small Cap Value Fund, GMO Emerging Markets Fund, GMO International Small Companies Fund, GMO International Growth Fund, and GMO International Intrinsic Value Fund.

The GMO Global Hedged Equity Fund's performance for the fiscal year was helped by a combination of strong implementation across a variety of funds and good performance from our asset allocation bets. Implementation was positive for the two largest holdings in the fund -- the GMO U.S. Core and GMO International Intrinsic Value Funds -- and was particularly strong for the latter. These positions, which make up over a combined 57% of the Fund, outperformed their benchmarks by 1.1% and 11.3%, respectively. The GMO International Growth Fund and the GMO Emerging Markets Fund outperformed their benchmarks by 7.1% and 2.5%, respectively. The GMO Real Estate Fund and the GMO Small Cap Value Fund underperformed their benchmarks.

Asset allocation was also a strong contributor to performance. Our bets within the U.S., on small cap value stocks and REITs, beat the S&P 500 by 6.1% and 23.5%, respectively. Our bet in International, on the GMO International Small Companies Fund, beat EAFE by 7.1%, and that in emerging markets on the GMO Emerging Markets Fund beat EAFE by 5.9%. Our emerging markets position is hedged 50% with S&P 500 futures and 50% with EAFE futures. Against that blended benchmark, our emerging markets outperformed by 8.5%.

GMO GLOBAL HEDGED EQUITY FUND
(A SERIES OF GMO TRUST)
--------------------------------------------------------------------------------

OUTLOOK

GMO's global equity alpha is positioned to continue to benefit as the excesses of the long bull market are corrected. Our expectation is that emerging equities will significantly outperform developed markets, given their much cheaper valuations. Long positions in global small value stocks and REITs (although less attractive than in the past) also look likely to continue to add value relative to overpriced large cap equities.

THE VIEWS EXPRESSED HEREIN ARE EXCLUSIVELY THOSE OF GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC MANAGEMENT AS OF THE DATE OF THIS REPORT AND ARE SUBJECT TO CHANGE. THEY ARE NOT MEANT AS INVESTMENT ADVICE.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
 GMO GLOBAL HEDGED EQUITY FUND CLASS III SHARES AND THE
       SALOMON SMITH BARNEY 3 MONTH T-BILL INDEX
                AS OF FEBRUARY 28, 2003
                                                          GMO GLOBAL HEDGED  SALOMON SMITH BARNEY
                                                             EQUITY FUND     3 MONTH T-BILL INDEX
7/29/94                                                             $10,000               $10,000
9/30/94                                                             $10,020               $10,075
12/31/94                                                            $10,041               $10,206
3/31/95                                                             $10,142               $10,349
6/30/95                                                             $10,474               $10,500
9/30/95                                                             $10,651               $10,648
12/31/95                                                            $10,848               $10,793
3/31/96                                                             $10,899               $10,932
6/30/96                                                             $10,961               $11,071
9/30/96                                                             $11,067               $11,215
12/31/96                                                            $11,291               $11,360
3/31/97                                                             $11,123               $11,504
6/30/97                                                             $11,092               $11,653
9/30/97                                                             $11,405               $11,803
12/31/97                                                            $11,111               $11,957
3/31/98                                                             $11,124               $12,111
6/30/98                                                             $10,668               $12,265
9/30/98                                                             $10,541               $12,420
12/31/98                                                            $10,324               $12,562
3/31/99                                                             $10,177               $12,700
6/30/99                                                             $10,992               $12,843
9/30/99                                                             $10,841               $12,995
12/31/99                                                            $10,494               $13,157
3/31/2000                                                           $10,646               $13,333
6/30/2000                                                           $11,072               $13,525
9/30/2000                                                           $11,611               $13,725
12/31/2000                                                          $12,527               $13,941
3/31/2001                                                           $13,453               $14,135
6/30/2001                                                           $13,837               $14,287
9/30/2001                                                           $14,358               $14,417
12/31/2001                                                          $14,419               $14,511
3/31/2002                                                           $15,135               $14,574
6/30/2002                                                           $15,928               $14,638
9/30/2002                                                           $16,197               $14,701
12/31/2002                                                          $16,096               $14,758
2/28/2003                                                           $16,163               $14,788

AVERAGE ANNUAL TOTAL RETURN
                             1 YEAR  5 YEAR    SINCE
                                             INCEPTION
                                              7/29/94
Class III                     7.61%   7.93%      5.75%

Performance shown is net of all fees after reimbursement from the manager. Returns and net asset values of fund investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. Past performance is not indicative of future performance. Information is unaudited.

GMO GLOBAL HEDGED EQUITY FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2003

   SHARES/
PAR VALUE ($)  DESCRIPTION                                               VALUE ($)
------------------------------------------------------------------------------------
               MUTUAL FUNDS -- 89.6%
               UNITED STATES -- 89.6%
      287,881  GMO Emerging Markets Fund, Class III                        2,539,110
      172,473  GMO International Growth Fund, Class III                    2,902,728
      325,225  GMO International Intrinsic Value Fund, Class III           5,245,878
      141,352  GMO International Small Companies Fund, Class III           1,342,847
      118,151  GMO Real Estate Fund, Class III                             1,239,399
       63,576  GMO Small Cap Value Fund, Class III                           623,679
      973,241  GMO U.S. Core Fund, Class III                               9,712,943
                                                                        ------------
                                                                          23,606,584
                                                                        ------------
               TOTAL MUTUAL FUNDS (COST $24,736,461)                      23,606,584
                                                                        ------------
               COMMON STOCKS -- 0.0%
               ITALY -- 0.0%
       12,500  Grassetto SPA*(a)                                                 135
                                                                        ------------
               TOTAL COMMON STOCKS (COST $7,041)                                 135
                                                                        ------------
               SHORT-TERM INVESTMENTS -- 13.0%
               CASH EQUIVALENTS -- 5.3%
$     100,000  Bank of Scotland Time Deposit, 1.31%, due 3/03/03             100,000
    1,300,000  Royal Bank of Canada GC Time Deposit, 1.33%, due
                 3/03/03                                                   1,300,000
                                                                        ------------
                                                                           1,400,000
                                                                        ------------
               U.S. GOVERNMENT -- 7.7%
    2,020,000  U.S. Treasury Bill, 1.16%, due 4/24/03(b)                   2,016,413
                                                                        ------------
               TOTAL SHORT-TERM INVESTMENTS (COST $3,416,413)              3,416,413
                                                                        ------------
               TOTAL INVESTMENTS -- 102.6%
               (Cost $28,159,915)                                         27,023,132
               Other Assets and Liabilities (net) -- (2.6%)                 (693,967)
                                                                        ------------
               TOTAL NET ASSETS -- 100.0%                               $ 26,329,165
                                                                        ============

NOTES TO SCHEDULE OF INVESTMENTS:

 *    Non-income producing security.
 (a) Security valued at fair value using methods determined in good faith by or at the direction of the Trustees (Note 1).
 (b) All or a portion of this security is held as collateral for open futures contracts (Note 6).

              See accompanying notes to the financial statements.              1

GMO GLOBAL HEDGED EQUITY FUND
(A SERIES OF GMO TRUST)
STATEMENT OF ASSETS AND LIABILITIES -- FEBRUARY 28, 2003
--------------------------------------------------------------------------------

ASSETS:
   Investments, at value (cost $28,159,915) (Note 1)          $27,023,132
   Cash                                                            79,866
   Foreign currency, at value (cost $517) (Note 1)                    523
   Interest receivable                                                 52
   Receivable for open forward foreign currency contracts
    (Notes 1 and 6)                                               930,273
   Receivable for expenses reimbursed by Manager (Note 2)          17,577
                                                              -----------

      Total assets                                             28,051,423
                                                              -----------

LIABILITIES:
   Payable for investments purchased                               99,834
   Payable to affiliate for (Note 2):
      Management fee                                                9,784
      Shareholder service fee                                       2,935
   Payable for open forward foreign currency contracts
    (Notes 1 and 6)                                             1,421,784
   Payable for variation margin on open futures contracts
    (Notes 1 and 6)                                               147,988
   Accrued expenses                                                39,933
                                                              -----------

      Total liabilities                                         1,722,258
                                                              -----------
NET ASSETS                                                    $26,329,165
                                                              ===========

NET ASSETS CONSIST OF:
   Paid-in capital                                            $30,341,158
   Accumulated undistributed net investment income                196,741
   Accumulated net realized loss                               (3,847,079)
   Net unrealized depreciation                                   (361,655)
                                                              -----------
                                                              $26,329,165
                                                              ===========

NET ASSETS ATTRIBUTABLE TO:
   Class III shares                                           $26,329,165
                                                              ===========

SHARES OUTSTANDING:
   Class III                                                    2,733,471
                                                              ===========

NET ASSET VALUE PER SHARE:
   Class III                                                  $      9.63
                                                              ===========

2             See accompanying notes to the financial statements.

GMO GLOBAL HEDGED EQUITY FUND
(A SERIES OF GMO TRUST)
STATEMENT OF OPERATIONS -- YEAR ENDED FEBRUARY 28, 2003
--------------------------------------------------------------------------------

INVESTMENT INCOME:
   Dividends from investment company shares                   $  402,405
   Interest                                                       37,153
                                                              ----------

         Total income                                            439,558
                                                              ----------
EXPENSES:
   Management fee (Note 2)                                        81,351
   Custodian fees                                                 86,221
   Audit fees                                                     30,696
   Transfer agent fees                                            27,738
   Registration fees                                               3,954
   Trustees fees and related expenses (Note 2)                     1,285
   Legal fees                                                        235
   Miscellaneous                                                   1,191
   Fees reimbursed by Manager (Note 2)                           (63,763)
                                                              ----------
                                                                 168,908
   Indirectly incurred fees waived or borne by Manager (Note
    2)                                                           (67,837)
                                                              ----------
                                                                 101,071
                                                              ----------
   Shareholder service fee (Note 2) - Class III                   24,405
   Shareholder service fee waived (Note 2) - Class III           (21,069)
                                                              ----------
                                                                   3,336
                                                              ----------
      Net expenses                                               104,407
                                                              ----------

         Net investment income                                   335,151
                                                              ----------

REALIZED AND UNREALIZED GAIN (LOSS):
   Net realized gain (loss) on:
      Investments                                               (898,822)
      Realized gains distributions from investment company
      shares                                                     103,312
      Closed futures contracts                                 2,159,364
      Foreign currency, forward contracts and foreign
      currency related transactions                             (224,100)
                                                              ----------

         Net realized gain                                     1,139,754
                                                              ----------

   Change in net unrealized appreciation (depreciation) on:
      Investments                                               (700,929)
      Open futures contracts                                   1,084,623
      Foreign currency, forward contracts and foreign
      currency related transactions                             (832,845)
                                                              ----------

         Net unrealized loss                                    (449,151)
                                                              ----------

      Net realized and unrealized gain                           690,603
                                                              ----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS          $1,025,754
                                                              ==========

              See accompanying notes to the financial statements.              3

GMO GLOBAL HEDGED EQUITY FUND
(A SERIES OF GMO TRUST)
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                            YEAR ENDED         YEAR ENDED
                                                         FEBRUARY 28, 2003  FEBRUARY 28, 2002
                                                         -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
   Net investment income                                    $   335,151       $    483,321
   Net realized gain                                          1,139,754          2,286,789
   Change in net unrealized appreciation (depreciation)        (449,151)           (38,162)
                                                            -----------       ------------

   Net increase in net assets from operations                 1,025,754          2,731,948
                                                            -----------       ------------

Distributions to shareholders from:
   Net investment income
      Class III                                                (525,883)        (1,324,504)
                                                            -----------       ------------
      Total distributions from net investment income           (525,883)        (1,324,504)
                                                            -----------       ------------
   Net share transactions (Note 5):
      Class III                                               9,201,261        (41,278,455)
                                                            -----------       ------------
   Increase (decrease) in net assets resulting from net
    share transactions                                        9,201,261        (41,278,455)
                                                            -----------       ------------

      Total increase (decrease) in net assets                 9,701,132        (39,871,011)
NET ASSETS:
   Beginning of period                                       16,628,033         56,499,044
                                                            -----------       ------------
   End of period (including accumulated undistributed
    net investment income of $196,741 and $187,536,
    respectively)                                           $26,329,165       $ 16,628,033
                                                            ===========       ============

4             See accompanying notes to the financial statements.

GMO GLOBAL HEDGED EQUITY FUND
(A SERIES OF GMO TRUST)
FINANCIAL HIGHLIGHTS
(FOR A CLASS III SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------

                                                                  YEAR ENDED FEBRUARY 28,
                                              ----------------------------------------------------------------
                                                2003          2002          2001          2000          1999
                                              --------      --------      --------      --------      --------
NET ASSET VALUE, BEGINNING OF PERIOD          $  9.23       $  8.73       $  7.72       $  7.59       $  8.72
                                              -------       -------       -------       -------       -------

Income from investment operations:
   Net investment income(d)                      0.20(b)       0.17(b)       0.15          0.16          0.17(b)
   Net realized and unrealized gain
     (loss)                                      0.49          0.96          1.68          0.20         (0.88)
                                              -------       -------       -------       -------       -------

      Total from investment operations           0.69          1.13          1.83          0.36         (0.71)
                                              -------       -------       -------       -------       -------

Less distributions to shareholders:
   From net investment income                   (0.29)        (0.63)        (0.82)        (0.23)        (0.42)
                                              -------       -------       -------       -------       -------

      Total distributions                       (0.29)        (0.63)        (0.82)        (0.23)        (0.42)
                                              -------       -------       -------       -------       -------
NET ASSET VALUE, END OF PERIOD                $  9.63       $  9.23       $  8.73       $  7.72       $  7.59
                                              =======       =======       =======       =======       =======
TOTAL RETURN(a)                                  7.61%        13.32%        24.84%         4.74%        (8.13)%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)(c)       $26,329       $16,628       $56,499       $46,718       $50,671
   Net expenses to average daily net
     assets                                      0.64%         0.37%         0.25%         0.21%         0.17%
   Net investment income to average
     daily net assets(d)                         2.06%         1.88%         1.80%         1.89%         1.99%
   Portfolio turnover rate                        111%           22%           15%           13%           21%
   Fees and expenses reimbursed by the
     Manager to average daily net
     assets:                                     0.94%         0.78%         0.64%         0.54%         0.61%

 (a) The total returns would have been lower had certain expenses not been reimbursed during the periods shown.
 (b)  Computed using average shares outstanding throughout the period.
 (c) Net expenses exclude expenses incurred indirectly through investment in underlying funds. See Note 2.
 (d) Recognition of net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the fund invests.

              See accompanying notes to the financial statements.              5

GMO GLOBAL HEDGED EQUITY FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS
FEBRUARY 28, 2003
--------------------------------------------------------------------------------

1.    SIGNIFICANT ACCOUNTING POLICIES

      GMO Global Hedged Equity Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts Business Trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees to create an unlimited number of series ("Funds"), each of which issues a separate series of shares, and to subdivide a series of shares into classes.

      The Fund operates as a "fund-of-funds" in that, pursuant to management provided by the Manager, it makes investments in other funds of the Trust ("underlying funds"). The Fund seeks high total return consistent with minimal exposure to general equity market risk. The Fund invests a substantial portion of its assets in other Funds of the Trust ("underlying funds"). The Fund's benchmark is the Salomon Smith Barney 3 Month T-Bill Index.

      The financial statements of the underlying funds should be read in conjunction with the Fund's financial statements.

      The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      PORTFOLIO VALUATION
      Portfolio securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price. Securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, and those values are then translated into U.S. dollars at the current exchange rate. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair value. Shares of mutual funds are valued at their net asset value as reported on each business day. Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or other persons acting at their

GMO GLOBAL HEDGED EQUITY FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------
      direction. A security's value may be deemed unreliable if, for example, the Manager becomes aware of information or events occurring after the close of a foreign market that would materially affect that security's value.

      FOREIGN CURRENCY TRANSLATION
      The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the current exchange rates each business day. Income and expenses denominated in foreign currencies are translated at current exchange rates when accrued or incurred. The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of foreign currencies and forward foreign currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid.

      FORWARD CURRENCY CONTRACTS
      The Fund may enter into forward currency contracts in connection with settling planned purchases or sales of securities or to hedge the currency exposure associated with some or all of the Fund's portfolio securities. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if there are movements in foreign currency values that are unfavorable to the Fund. The value of the currencies the Fund has committed to buy or sell is shown under Note 6 and represents the currency exposure the Fund has acquired or hedged through currency contracts as of February 28, 2003.

      FUTURES CONTRACTS
      The Fund may purchase and sell futures contracts to manage its exposure to the financial markets. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments.

GMO GLOBAL HEDGED EQUITY FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------
      Upon entering into a futures contract, the Fund is required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. government and agency obligations in accordance with the initial margin requirements of the broker or exchange. In addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contracts. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is liquidated on the following business day. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Losses may arise from the changes in the value of the underlying instrument, if there is an illiquid secondary market for the contracts, or if counterparties do not perform under the contract terms. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. See Note 6 for all open futures contracts as of February 28, 2003.

      OPTIONS
      The Fund may write call and put options on futures, securities or currencies it owns or in which it may invest. Writing put options tends to increase the Fund's exposure to the underlying instrument. Writing call options tends to decrease the Fund's exposure to the underlying instrument. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased
      (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. At February 28, 2003, there were no open written option contracts.

      The Fund may also purchase put and call options. Purchasing call options tends to increase the Fund's exposure to the underlying instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying instrument. The Fund pays a premium which is included in the Fund's Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, security or currency transaction to determine the realized gain or loss. The risk associated with purchasing put and call options is limited to the premium paid. At February 28, 2003, there were no open purchased option contracts.

GMO GLOBAL HEDGED EQUITY FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------

      Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by a primary pricing source chosen by the Manager.

      SWAP AGREEMENTS
      The Fund may enter into swap agreements to manage its exposure to the financial markets. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into total return swap agreements, which involve a commitment by one party in the agreement to pay interest in exchange for a market linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. The Fund may also enter into contracts for differences in which the Fund agrees with the counterparty that its return will be based on the relative performance of two different groups or "baskets" of securities, adjusted by an interest rate payment. To the extent that the relative performance of the two baskets of securities exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. In connection with these agreements, cash or securities may be set aside as collateral by the Fund's custodian in accordance with the terms of the swap agreement. The Fund earns interest on cash set aside as collateral. Swaps are marked to market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. These financial instruments are not actively traded on financial markets. The values assigned to these instruments are based upon the best available information and because of the uncertainty of the valuation, these values may differ significantly from the values that would have been realized had a ready market for these instruments existed, and the differences could be material. Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, or that there may be unfavorable changes in the price of the security or index underlying these transactions. At February 28, 2003, there were no open swap agreements.

      TAXES AND DISTRIBUTIONS
      The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryover for U.S. federal income tax

GMO GLOBAL HEDGED EQUITY FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------
      purposes. Therefore, no provision for U.S. federal income or excise tax is necessary. Taxes on foreign interest and dividend income are withheld in accordance with the applicable country's tax treaty with the United States.

      The Fund's policy is to declare and pay distributions from net investment income semi-annually, and from net realized short-term and long-term capital gains at least annually. All distributions will be paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

      Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from U.S. GAAP. During the years ended February 28, 2002 and February 28, 2003, the tax basis of distributions paid was as follows: ordinary income -- $1,324,504 and $525,883, respectively.

      As of Febrary 28, 2003, there were no distributable earnings on a tax basis. The temporary differences between book and tax basis distributable earnings are primarily due to foreign currency transactions and losses on wash sale transactions.

      At February 28, 2003, the Fund had a capital loss carryforward of $4,421,884. However, restrictions on annual utilization of this carryforward under the Code resulting from significant shareholder activity are expected to limit maximum utilization to offset future capital gains prior to expiration to approximately $2,094,980 of which $1,571,235 expires in 2006 and $523,745 expires in 2007. The Fund has elected to defer to March 1, 2003 post-October capital losses of $285,408.

      The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 2003. This reclassification has no impact on net investment income, realized gain/loss or the net asset value of the Fund and is primarily attributable to foreign currency transactions and limitations of capital loss carryovers. The financial highlights exclude these adjustments.

            Accumulated        Accumulated
         Undistributed Net  Undistributed Net
         Investment Income    Realized Gain    Paid-in Capital
         -----------------  -----------------  ---------------
             $199,937          $2,126,968       $(2,326,905)

      Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

GMO GLOBAL HEDGED EQUITY FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------

      SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
      Security transactions are accounted for on trade date. Dividend income, net of applicable withholding taxes, is recorded on the ex-dividend date, or when the Fund is informed of the ex-dividend date, if later. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and discounts. Non cash dividends, if any, are recorded at the fair market value of the securities received. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

      EXPENSES
      The majority of expenses of the Trust are directly identifiable to an individual Fund. Expenses which are not readily identifiable to a specific Fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the Funds. In addition, the Fund will also incur fees and expenses indirectly as a shareholder in the underlying funds. Because the underlying funds have varied expense and fee levels and the Fund may own different proportions of underlying funds at different times, the amount of fees and expenses indirectly incurred by the Fund will vary. See Note 2.

      INVESTMENT RISK
      There are certain additional risks involved in investing in foreign securities that are not inherent in investments in domestic securities. These risks may involve adverse political and economic developments including the possible imposition of capital controls or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times may be more volatile than securities of comparable U.S. companies and U.S. securities markets.

2.    FEES AND OTHER TRANSACTIONS WITH AFFILIATES

      GMO earns a management fee paid monthly at the annual rate of .50% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on the average daily net assets at the annual rate of .15% for Class III shares. The Fund will invest in Class III shares of each underlying fund being offered. Like the management fee (as described below), the Fund's shareholder service fee will be waived (but not below zero) to the extent of the indirect shareholder service fees paid in connection with the Fund's investment in shares of the underlying funds. For the year ended February 28, 2003, shareholder service fees incurred indirectly by the Fund were .129% of the Fund's average daily net assets.

GMO GLOBAL HEDGED EQUITY FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------

      GMO has entered into a binding agreement effective until at least
      June 30, 2003 to reimburse the Fund to the extent that the Fund's total annual operating expenses (excluding shareholder service fees, custody fees, fees and expenses of the independent Trustees of the Trust (including legal fees), brokerage commissions and other investment-related costs, hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes), securities lending fees and expenses, interest expense and transfer taxes ("fund expenses")) plus the amount of fees and expenses (excluding shareholder service fees and fund expenses) incurred indirectly by the Fund though investment in underlying funds, exceed the management fee. Because GMO will not reimburse expenses incurred indirectly by the Fund to the extent they exceed .50%, and because the amount of fees and expenses incurred indirectly by the Fund will vary, the operating expenses (excluding shareholder service fee and fund expenses, as defined above) incurred indirectly by the Fund through its investment in the underlying funds may exceed .50% of the Fund's average daily net assets.

      For the year ended February 28, 2003, indirect operating expenses (excluding shareholder service fees and investment-related expenses) and indirect investment-related expenses (including but not limited to interest expense, foreign audit expense and investment-related legal expense) incurred by the Fund were .438% and .001% of Class III's average daily net assets, respectively.

      As of February 28, 2003, substantially all of the Fund's shares were held by accounts for which the Manager has investment discretion.

      The Fund's portion of the fee paid by the Trust to the unaffiliated Trustees during the year ended February 28, 2003, was $1,216. No remuneration is paid to any Trustee or officer who is affiliated with the Manager.

3.    PURCHASES AND SALES OF SECURITIES

      Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2003 aggregated $27,822,188 and $16,542,530, respectively.

      At February 28, 2003, the cost for Federal income tax purposes and gross unrealized appreciation and depreciation in value of investments held were as follows:

                         Gross Unrealized  Gross Unrealized  Net Unrealized
         Aggregate Cost    Appreciation      Depreciation     Depreciation
         --------------  ----------------  ----------------  --------------
          $29,194,569       $       --       $(2,171,437)     $(2,171,437)

GMO GLOBAL HEDGED EQUITY FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------

4.    PRINCIPAL SHAREHOLDERS

      At February 28, 2003, 60.3% of the outstanding shares of the Fund were held by two shareholders, each holding in excess of 10% of the outstanding shares of the Fund. One of the shareholders is another Fund of GMO Trust. Investment activities of these shareholders may have a material effect on the Fund.

5.    SHARE TRANSACTIONS

      The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                                               Year Ended                Year Ended
                                                           February 28, 2003         February 28, 2002
                                                        ------------------------  ------------------------
                                                          Shares       Amount       Shares       Amount
                                                        ----------  ------------  ----------  ------------
         Class III:
         Shares sold                                     2,164,937  $ 20,773,802     158,832  $  1,450,027
         Shares issued to shareholders in reinvestment
           of distributions                                 54,717       509,414     131,282     1,152,335
         Shares repurchased                             (1,287,322)  (12,081,955) (4,957,264)  (43,880,817)
                                                        ----------  ------------  ----------  ------------
         Net increase (decrease)                           932,332  $  9,201,261  (4,667,150) $(41,278,455)
                                                        ==========  ============  ==========  ============

GMO GLOBAL HEDGED EQUITY FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------

6.    FINANCIAL INSTRUMENTS

      A summary of outstanding financial instruments at February 28, 2003 is as follows:

      FUTURES CONTRACTS

                                                                     Net Unrealized
         Number of                                                    Appreciation
         Contracts       Type       Expiration Date  Contract Value  (Depreciation)
         ---------  --------------  ---------------  --------------  --------------

           Sales
              41        CAC40         March 2003      $ 1,216,987      $   (9,985)
              11         DAX          March 2003          753,288         148,192
              63       FTSE 100       March 2003        3,603,089         213,004
               3      HANG SENG       March 2003          173,558            (376)
               7       IBEX 35        March 2003          452,487           5,620
               5        MIB30         March 2003          632,021          29,501
              46         OMX          March 2003          254,895            (768)
              15       SPI 200        March 2003          635,827          42,832
              61       S&P 500        March 2003       12,823,725         717,445
              43      TSE TOPIX       March 2003        2,971,538         121,168
                                                                       ----------
                                                                       $1,266,633
                                                                       ==========

      At February 28, 2003, the Fund had sufficient cash and/or securities to cover any commitments or margin requirements of the relevant broker or exchange.

GMO GLOBAL HEDGED EQUITY FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------

      FORWARD CURRENCY CONTRACTS

                                                                                                     Net Unrealized
         Settlement                                                                                   Appreciation
            Date                    Deliver/Receive                 Units of Currency     Value      (Depreciation)
         ----------  ---------------------------------------------  -----------------  ------------  --------------

            Buys
           4/28/03                        AUD                               263,639     $  159,136    $    15,453
           3/28/03                        CHF                             1,904,130      1,404,915        119,088
           3/28/03                        DKK                             1,549,792        224,623         21,158
           3/28/03                        EUR                             5,207,923      5,607,924        538,166
           3/28/03                        GBP                             2,397,349      3,770,015         79,779
           4/28/03                        HKD                             2,574,662        330,069            529
           4/28/03                        JPY                           337,535,500      2,861,012        130,486
           3/28/03                        SEK                             2,156,180        252,976         21,750
           4/28/03                        SGD                               341,715        196,651          3,864
                                                                                                      -----------
                                                                                                      $   930,273
                                                                                                      ===========

           Sales
           4/28/03                        AUD                             1,232,366     $  743,872    $   (52,173)
           3/28/03                        CHF                             3,136,721      2,314,351       (188,895)
           3/28/03                        DKK                             2,161,810        313,328        (30,128)
           3/28/03                        EUR                             8,551,956      9,208,798       (784,290)
           3/28/03                        GBP                             4,191,934      6,592,136        (95,875)
           4/28/03                        HKD                             3,878,896        497,271           (767)
           4/28/03                        JPY                           617,092,170      5,230,585       (218,187)
           3/28/03                        NOK                               790,000        109,938         (6,802)
           3/28/03                        SEK                             3,855,178        452,313        (40,649)
           4/28/03                        SGD                               341,040        196,262         (4,018)
                                                                                                      -----------
                                                                                                      $(1,421,784)
                                                                                                      ===========

      CURRENCY ABBREVIATIONS:

       AUD - Australian Dollar
       CHF - Swiss Franc
       DKK - Danish Krona
       EUR - Euro
       GBP - British Pound
       HKD - Hong Kong Dollar
       JPY - Japanese Yen
       NOK - Norwegian Krone
       SEK - Swedish Krona
       SGD - Singapore Dollar

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE TRUSTEES OF GMO TRUST AND THE SHAREHOLDERS OF
GMO GLOBAL HEDGED EQUITY FUND

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Global Hedged Equity Fund (the "Fund") (a series of GMO Trust) at February 28, 2003, and the results of its operations, the changes in its net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 15, 2003

TRUSTEES AND OFFICERS (UNAUDITED)
The following tables list the Trust's Trustees and officers; their address and age; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information includes additional information about the Trust's trustees and is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

INDEPENDENT TRUSTEES:

                                                                                                   Number of
                                                                                                 Portfolios in
                                                        Term of              Principal               Fund
                                                       Office(1)           Occupation(s)            Complex           Other
              Name, Address,         Position(s)     and Length of          During Past            Overseen       Directorships
                 and Age           Held with Fund     Time Served           Five Years            by Trustee     Held by Trustee
         ------------------------  ---------------  ---------------  -------------------------  ---------------  ---------------
         Jay O. Light              Trustee of the   Since May 1996   Professor of Business            39              *(2)
         c/o GMO Trust             Trust                             Administration and Senior
         40 Rowes Wharf                                              Associate Dean, Harvard
         Boston, MA 02110                                            University.
         Age: 61

         Donald W. Glazer, Esq.    Trustee of the   Since December   Advisory Counsel, Goodwin        39              None
         c/o GMO Trust             Trust            2000             Procter LLP; Secretary
         40 Rowes Wharf                                              and Consultant,
         Boston, MA 02110                                            Provant, Inc. (provider
         Age: 58                                                     of performance
                                                                     improvement training
                                                                     services and products)
                                                                     (1998 - present);
                                                                     Consultant -- Business
                                                                     and Law.

 1 Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.
 2 Mr. Light is a director of Harvard Management Company, Inc. and Security Capital European Realty. Neither of these companies has a class of securities registered pursuant to Section 12 of the Securities Exchange Act or subject to the requirements of Section 15(d) of the Act and neither of these companies is a registered investment company.

INTERESTED TRUSTEES:

                                                                                                   Number of
                                                                                                 Portfolios in
                                                        Term of              Principal               Fund
                                                     Office(1) and         Occupation(s)            Complex           Other
              Name, Address,         Position(s)       Length of            During Past            Overseen       Directorships
                 and Age           Held with Fund     Time Served           Five Years            by Trustee     Held by Trustee
         ------------------------  ---------------  ---------------  -------------------------  ---------------  ---------------
         R. Jeremy Grantham(3)     Chairman of the  Since September  Member, Grantham, Mayo,          39              None
         c/o GMO Trust             Board of         1985. President  Van Otterloo & Co. LLC.
         40 Rowes Wharf            Trustees of the  from February
         Boston, MA 02110          Trust            2002 - October
         Age: 64                                    2002.

 1 Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.
 3 Trustee is deemed to be an "interested person" of the Trust and Grantham, Mayo, Van Otterloo & Co. LLC, as defined by the 1940 Act.

PRINCIPAL OFFICERS:

                                                                          Term of Office(4)            Principal Occupation(s)
              Name, Address,                 Position(s)                    and Length of                    During Past
                  and Age                   Held with Fund                   Time Served                      Five Years
         -------------------------  ------------------------------  ------------------------------  ------------------------------
         Scott Eston                President and Chief Executive   President and Chief Executive   Chief Financial Officer
         c/o GMO Trust              Officer of the Trust            Officer since October 2002;     (1997 - present), Chief
         40 Rowes Wharf                                             Vice President from August      Operating Officer (2000 -
         Boston, MA 02110                                           1998 - October 2002.            present) and Member, Grantham,
         Age: 47                                                                                    Mayo, Van Otterloo & Co. LLC.

         Susan Randall Harbert      Chief Financial Officer and     Chief Financial Officer Since   Member, Grantham, Mayo, Van
         c/o GMO Trust              Treasurer of the Trust          February 2000; Treasurer since  Otterloo & Co. LLC.
         40 Rowes Wharf                                             February 1998.
         Boston, MA 02110
         Age: 45

         Brent Arvidson             Assistant Treasurer of the      Since September 1998.           Senior Fund Administrator,
         c/o GMO Trust              Trust                                                           Grantham, Mayo, Van
         40 Rowes Wharf                                                                             Otterloo & Co. LLC.
         Boston, MA 02110
         Age: 33

         William R. Royer, Esq.     Vice President and Clerk of     Vice President since February   General Counsel, Anti- Money
         c/o GMO Trust              the Trust                       1997; Clerk since March 2001;   Laundering Reporting Officer
         40 Rowes Wharf                                             May 1999 - August 1999.         (July 2002 - February 2003)
         Boston, MA 02110                                                                           and Member, Grantham, Mayo,
         Age: 37                                                                                    Van Otterloo & Co. LLC.

         Elaine M. Hartnett, Esq.   Vice President and Secretary    Vice President since August     Associate General Counsel,
         c/o GMO Trust              of the Trust                    1999; Secretary since March     Grantham, Mayo, Van
         40 Rowes Wharf                                             2001.                           Otterloo & Co. LLC (June
         Boston, MA 02110                                                                           1999 - present); Associate/
         Age: 58                                                                                    Junior Partner, Hale and Dorr
                                                                                                    LLP (1991 - 1999).

         Julie Perniola             Vice President and Anti- Money  Since February 2003.            Anti-Money Laundering
         c/o GMO Trust              Laundering Compliance Officer                                   Reporting Officer (February
         40 Rowes Wharf                                                                             2003 - present) and Compliance
         Boston, MA 02110                                                                           Officer, Grantham, Mayo, Van
         Age: 32                                                                                    Otterloo & Co. LLC.

 4 Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

GMO GROWTH FUND
(A SERIES OF GMO TRUST)
ANNUAL REPORT
FEBRUARY 28, 2003

GMO GROWTH FUND
(A SERIES OF GMO TRUST)
--------------------------------------------------------------------------------

PORTFOLIO MANAGERS

Day-to-day management of the Fund's portfolio is the responsibility of the U.S. Quantitative Division at Grantham, Mayo, Van Otterloo & Co. LLC.

MANAGEMENT DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

The Class III shares of the GMO Growth Fund returned -21.1% for the fiscal year ended February 28, 2003, as compared to -25.6% for the Russell 1000 Growth Index. Consistent with the Fund's investment objectives and policies, the Fund was invested substantially in U.S. equity securities throughout the period.

U.S. equities were no place to be if one was looking to avoid the downward slide of global equity markets in 2002 or the start 2003. Across the board, all sectors posted negative absolute returns, and large capitalization growth stocks fared worst of all. From accounting fraud to war anticipation anxiety, there was no shortage of reasons to worry, and the markets reflected this both in volatility and retrenchment towards companies with tangible products and transparent processes.

The Fund's outperformance for the fiscal year came firmly on the back of stock selection. The portfolio uses two momentum-based stock selection strategies, price momentum and earnings revision momentum, and one value-based stock selection strategy. All three stock selection strategies added value, with the price momentum strategy leading the charge. By sector, stock selection was strongest within technology, as well as within financial services and consumer discretionary stocks. Selection was strong across the majority of sectors, with the exception of utilities, within which selection detracted from relative performance. In combination, stock selection contributed 3.4% to performance versus the benchmark for the fiscal year.

Sector selection also contributed positively to relative performance for the year through overweights in utilities, consumer staples and materials processing sectors, all of which outperformed. These gains were somewhat dampened by an underweight in technology during technology's October, November and February gains. An underweight in healthcare stocks also detracted moderately from performance. For the period, sector selection contributed 1.1% to performance relative to the Russell 1000 Growth Index.

OUTLOOK

We believe that our process of stock selection that includes momentum disciplines alongside an intrinsic value discipline in our large cap growth portfolios is well suited to the continued choppy market environment that we anticipate. The Fund currently maintains an overweight position in the producer durables, financial services, and materials and processing sectors. Underweighted sectors include healthcare and technology.

THE VIEWS EXPRESSED HEREIN ARE EXCLUSIVELY THOSE OF GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC MANAGEMENT AS OF THE DATE OF THIS REPORT AND ARE SUBJECT TO CHANGE. THEY ARE NOT MEANT AS INVESTMENT ADVICE.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC


COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
        GMO GROWTH FUND CLASS III SHARES AND THE
               RUSSELL 1000 GROWTH INDEX
                AS OF FEBRUARY 28, 2003                   GMO GROWTH FUND  RUSSELL 1000 GROWTH INDEX
2/28/93                                                           $10,000                    $10,000
3/31/93                                                           $10,264                    $10,193
6/30/93                                                            $9,944                    $10,035
9/30/93                                                           $10,218                    $10,184
12/31/93                                                          $10,690                    $10,576
3/31/94                                                            $9,910                    $10,110
6/30/94                                                           $10,011                    $10,005
9/30/94                                                           $10,822                    $10,775
12/31/94                                                          $10,869                    $10,853
3/31/95                                                           $11,907                    $11,887
6/30/95                                                           $12,987                    $13,055
9/30/95                                                           $14,420                    $14,239
12/31/95                                                          $15,201                    $14,888
3/31/96                                                           $15,848                    $15,687
6/30/96                                                           $16,977                    $16,685
9/30/96                                                           $17,452                    $17,287
12/31/96                                                          $18,301                    $18,330
3/31/97                                                           $18,413                    $18,429
6/30/97                                                           $21,536                    $21,914
9/30/97                                                           $24,420                    $23,561
12/31/97                                                          $23,673                    $23,919
3/31/98                                                           $27,227                    $27,543
6/30/98                                                           $28,234                    $28,794
9/30/98                                                           $25,500                    $26,178
12/31/98                                                          $32,502                    $33,178
3/31/99                                                           $34,382                    $35,286
6/30/99                                                           $36,703                    $36,644
9/30/99                                                           $35,667                    $35,302
12/31/99                                                          $45,191                    $44,179
3/31/2000                                                         $50,233                    $47,327
6/30/2000                                                         $49,501                    $46,049
9/30/2000                                                         $49,312                    $43,572
12/31/2000                                                        $39,673                    $34,272
3/31/2001                                                         $31,159                    $27,109
6/30/2001                                                         $34,068                    $29,390
9/30/2001                                                         $28,132                    $23,686
12/31/2001                                                        $31,502                    $27,272
3/31/2002                                                         $31,089                    $26,567
6/30/2002                                                         $26,758                    $21,606
9/30/2002                                                         $22,617                    $18,355
12/31/2002                                                        $24,388                    $19,668
2/28/2003                                                         $23,788                    $19,102

AVERAGE ANNUAL TOTAL RETURN
                                                         SINCE
                             1 YEAR   5 YEAR  10 YEAR  INCEPTION
Class III                    -21.13%  -2.05%    9.05%        N/A
                                                       9/11/2002
Class M                          N/A     N/A      N/A     -6.31%

Performance shown is net of all fees after reimbursement from the manager. Returns and net asset values of fund investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. Performance for Class M may vary due to different fees. Past performance is not indicative of future performance. Information is unaudited.

GMO GROWTH FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2003

   SHARES      DESCRIPTION                                               VALUE ($)
------------------------------------------------------------------------------------
               COMMON STOCKS -- 98.2%
               AUTO & TRANSPORTATION -- 2.1%
        9,900  ArvinMeritor Inc                                              151,272
       30,000  Expeditors International Washington Inc                     1,025,700
        4,900  FedEx Corp                                                    251,860
        7,100  Gentex Corp*                                                  190,848
       27,000  Harley Davidson Inc                                         1,068,930
        2,400  Hunt (JB) Transportation Services Inc*                         58,896
        8,000  Tidewater Inc                                                 244,960
       63,600  United Parcel Service, Class B                              3,659,544
                                                                        ------------
                                                                           6,652,010
                                                                        ------------
               CONSUMER DISCRETIONARY -- 16.4%
       22,900  Abercrombie & Fitch Co, Class A*                              629,750
        8,200  Advance Auto Parts*                                           319,964
      111,800  Amazon.com Inc*                                             2,460,718
       48,100  American Eagle Outfitters Inc*                                696,007
       44,300  Apollo Group Inc, Class A*                                  2,052,862
       19,100  Applebees International Inc                                   489,724
        9,700  Autozone Inc*                                                 638,260
       23,900  Bed, Bath & Beyond Inc*                                       789,656
       64,500  Big Lots Inc*                                                 712,725
       12,400  Black and Decker Corp                                         455,080
       12,900  Blockbuster Inc                                               197,370
       33,900  Callaway Golf Co                                              389,172
        7,100  Career Education Corp*                                        330,150
       12,800  Catalina Marketing Corp*                                      231,680
       23,600  CDW Computer Centers Inc*                                   1,030,376
       51,300  Cendant Corp*                                                 631,503
       27,700  Chicos FAS Inc*                                               500,539
       28,600  Circuit City Stores Inc                                       126,412
       17,700  Claire's Stores Inc                                           403,914
       26,200  Clear Channel Communications Inc*                             956,562
       40,100  Coach Inc*                                                  1,432,773
       20,100  Columbia Sportswear Co*                                       718,575
       35,200  Corinthian Colleges Inc*                                    1,319,296
        9,400  Cox Radio Inc, Class A*                                       201,160
       33,600  Dollar Tree Stores Inc*                                       693,840
        2,600  E.W. Scripps Company                                          208,260
        8,900  Eastman Kodak Co                                              263,440

              See accompanying notes to the financial statements.              1

GMO GROWTH FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2003

   SHARES      DESCRIPTION                                               VALUE ($)
------------------------------------------------------------------------------------
               CONSUMER DISCRETIONARY -- CONTINUED
       31,800  eBay Inc*                                                   2,493,756
       26,200  Electronic Arts Inc*                                        1,383,360
       12,200  Fisher Scientific International Inc*                          350,506
       18,600  Fox Entertainment Group Inc, Class A*                         497,178
       27,800  G TECH Holdings Corp*                                         808,980
        7,300  Getty Images Inc*                                             214,255
        9,000  Gillette Co                                                   271,710
       14,100  Harrahs Entertainment Inc*                                    463,044
       34,700  Hilton Hotels Corp                                            381,353
        9,300  Hollywood Entertainment Corp*                                 130,758
       70,600  Home Depot Inc                                              1,655,570
       40,500  Jones Apparel Group Inc*                                    1,148,580
       10,000  Kimberly-Clark Corp                                           458,300
       22,100  Kohls Corp*                                                 1,080,690
       18,980  Limited Brands Inc                                            225,482
       49,600  Lowes Cos Inc                                               1,949,280
       24,200  Mandalay Resort Group*                                        610,808
       16,700  MGM Mirage*                                                   427,854
        1,200  Mohawk Industries Inc*                                         59,256
       14,800  New York Times Co, Class A                                    687,608
       48,200  Newell Rubbermaid Inc                                       1,359,240
       15,100  Oakley Inc*                                                   120,649
       10,200  Outback Steakhouse Inc                                        328,440
       23,400  Pier 1 Imports Inc                                            373,698
       14,700  Pixar Inc*                                                    793,653
        2,200  Procurenet Inc(a)*                                                  0
       16,800  RadioShack Corp                                               329,952
       16,800  Rent-A-Center Inc*                                            839,160
       25,700  Ross Stores Inc                                               879,197
       49,900  Service Corp International*                                   153,193
       24,500  Staples Inc*                                                  424,095
       40,000  Starbucks Corp*                                               938,000
       32,100  Take-Two Interactive Software*                                671,211
        7,300  Target Corp                                                   209,145
      108,000  The Gap Inc                                                 1,408,320
       10,200  Timberland Co*                                                391,680
       41,200  Tribune Co                                                  1,847,820
       22,900  Viacom Inc, Class B*                                          850,277
       74,900  Wal Mart Stores Inc                                         3,599,694
          100  Washington Post Co, Class B                                    71,350

2             See accompanying notes to the financial statements.

GMO GROWTH FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2003

   SHARES      DESCRIPTION                                               VALUE ($)
------------------------------------------------------------------------------------
               CONSUMER DISCRETIONARY -- CONTINUED
       27,300  Weight Watchers International Inc*                          1,142,505
        9,600  Williams-Sonoma Inc*                                          223,488
       80,300  Yahoo! Inc*                                                 1,674,255
                                                                        ------------
                                                                          52,807,118
                                                                        ------------
               CONSUMER STAPLES -- 9.1%
      195,584  Altria Group Inc                                            7,559,322
       20,000  Anheuser Busch Cos Inc                                        930,000
        8,900  Clorox Co                                                     376,559
       89,800  Coca Cola Co                                                3,611,756
      117,800  Coca Cola Enterprises Inc                                   2,377,204
       12,200  Colgate-Palmolive Co                                          613,782
        9,000  Constellation Brands Inc, Class A*                            221,670
       77,500  CVS Corp                                                    1,929,750
          300  Dean Foods Co*                                                 12,651
        5,400  Dole Food Co                                                  177,120
        5,000  Dreyers Grand Ice Cream Inc                                   364,000
        4,900  Hershey Foods Corp                                            316,589
        7,900  Kraft Foods Inc                                               233,919
       20,500  Pepsi Bottling Group Inc                                      476,625
       38,900  PepsiCo Inc                                                 1,490,648
       63,000  Procter and Gamble Co                                       5,157,180
       92,926  Safeway Inc*                                                1,848,298
       10,100  Sara Lee Corp                                                 199,980
       11,000  The Dial Corp                                                 200,090
       39,300  Walgreen Co                                                 1,105,902
       19,100  Winn-Dixie Stores Inc                                         233,020
                                                                        ------------
                                                                          29,436,065
                                                                        ------------
               FINANCIAL SERVICES -- 15.9%
       96,400  AFLAC Corp                                                  3,012,500
       42,800  Allstate Corp                                               1,353,764
      117,500  American Express Co                                         3,945,650
        7,000  Automatic Data Processing Inc                                 227,500
       14,700  Bank of America Corp                                        1,017,828
       32,100  Capital One Financial Corp                                    994,137
        8,300  Charter One Financial Inc                                     239,953
       55,300  Checkfree Corp*                                             1,160,194
       22,800  Countrywide Financial Corp                                  1,217,292
        7,200  Equifax Inc                                                   138,096

              See accompanying notes to the financial statements.              3

GMO GROWTH FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2003

   SHARES      DESCRIPTION                                               VALUE ($)
------------------------------------------------------------------------------------
               FINANCIAL SERVICES -- CONTINUED
      218,800  Fannie Mae                                                 14,025,080
       30,700  Fidelity National Financial Inc                             1,007,881
       11,700  First American Financial Corp                                 270,270
      129,300  Freddie Mac                                                 7,066,245
       15,300  General Growth Properties, REIT                               799,731
        4,400  Global Payments Inc                                           122,936
       14,000  Golden West Financial Corp                                  1,013,600
        8,200  Greater Bay Bancorp                                           131,282
        5,000  Greenpoint Financial Corp                                     212,400
       17,900  Household International Inc                                   499,947
       42,900  Janus Capital Group Inc                                       507,507
        2,200  M & T Bank Corp                                               173,844
       15,800  MBNA Corp                                                     218,830
       19,500  Moody's Corp                                                  859,950
        7,900  National Processing Inc*                                      112,575
       11,100  New York Community Bancorp Inc                                317,571
        7,900  North Fork Bancorp                                            254,696
       27,800  Principal Financial Group                                     766,446
       77,600  Providian Financial Corp*                                     473,360
       11,900  Regions Financial Corp                                        385,322
        5,300  Silicon Valley Bancshares*                                     91,955
        6,300  Simon Property Group Inc, REIT                                218,232
        3,900  Total System Services Inc                                      61,425
       20,100  Wachovia Corp                                                 713,148
       27,900  Washington Mutual Inc                                         963,387
      147,000  Wells Fargo & Co                                            6,666,450
                                                                        ------------
                                                                          51,240,984
                                                                        ------------
               HEALTH CARE -- 24.9%
       24,100  Abbott Laboratories                                           858,442
       13,050  Accredo Health Inc*                                           309,937
       17,900  Aetna Inc                                                     753,948
        1,600  AmerisourceBergen Corp                                         88,000
       63,500  Amgen Inc*                                                  3,469,640
       32,400  Amylin Pharmaceuticals Inc*                                   497,016
       31,500  Anthem Inc*                                                 1,877,715
        2,100  Bard (CR)                                                     124,110
       47,600  Boston Scientific Corp*                                     2,102,492
      223,400  Bristol Myers Squibb Co                                     5,205,220
        4,200  Cerner Corp*                                                  139,524

4             See accompanying notes to the financial statements.

GMO GROWTH FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2003

   SHARES      DESCRIPTION                                               VALUE ($)
------------------------------------------------------------------------------------
               HEALTH CARE -- CONTINUED
       11,300  Charles River Laboratories International Inc*                 337,983
        4,400  Chiron Corp*                                                  160,688
       19,700  Coventry Health Care Inc*                                     558,101
       10,000  Express Scripts Inc, Class A*                                 517,200
       37,900  Forest Laboratories Inc*                                    1,887,420
       26,000  Guidant Corp*                                                 929,760
       66,000  HCA - The Healthcare Company                                2,721,840
       16,500  Health Net Inc*                                               414,315
        6,000  Idexx Laboratories Inc*                                       218,760
       87,764  Johnson & Johnson                                           4,603,222
        4,400  Lifepoint Hospital Inc*                                        93,324
       19,300  Lilly (Eli) & Co                                            1,091,608
       39,200  Lincare Holdings Inc*                                       1,172,080
        7,100  Medtronic Inc                                                 317,370
      290,500  Merck & Co Inc                                             15,323,875
       30,900  Mid Atlantic Medical Services Inc*                          1,104,675
       13,200  Oxford Health Plans Inc*                                      369,600
      513,436  Pfizer Inc                                                 15,310,662
        5,000  Pharmaceutical Product Development Inc*                       156,850
       30,700  Pharmacia Corp                                              1,268,524
        5,500  Renal Care Group Inc*                                         160,985
      307,200  Schering Plough Corp                                        5,535,744
       10,000  Scios Inc*                                                    436,400
       17,800  St Jude Medical Inc*                                          813,104
          500  Stericycle Inc*                                                17,715
       28,100  Steris Corp*                                                  709,525
       23,200  Stryker Corp                                                1,512,640
       15,400  Tenet Healthcare Corp*                                        279,818
        1,900  Triad Hospitals Inc*                                           49,381
       32,900  UnitedHealth Group Inc                                      2,727,410
        7,200  Universal Health Services, Class B*                           279,648
       22,500  Varian Medical Systems Inc*                                 1,137,375
       11,900  Wellpoint Health Network Inc*                                 809,319
       38,300  Zimmer Holdings Inc*                                        1,700,137
                                                                        ------------
                                                                          80,153,102
                                                                        ------------
               INTEGRATED OILS -- 0.3%
        9,100  Amerada Hess Corp                                             405,223
       21,400  Occidental Petroleum Corp                                     639,860
                                                                        ------------
                                                                           1,045,083
                                                                        ------------

              See accompanying notes to the financial statements.

GMO GROWTH FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2003

   SHARES      DESCRIPTION                                               VALUE ($)
------------------------------------------------------------------------------------
               MATERIALS & PROCESSING -- 1.2%
        3,500  AptarGroup Inc                                                106,050
        3,900  Avery Dennison Corp                                           223,860
       31,300  Crown Holdings Inc*                                           179,036
       12,800  Eastman Chemical Co                                           412,032
       10,200  Ecolab Inc                                                    500,310
       20,700  Energizer Holdings Inc*                                       549,585
        3,700  Harsco Corp                                                   111,629
       10,900  IMC Global Inc                                                 96,029
       35,700  Sealed Air Corp*                                            1,294,839
        5,400  Sigma Aldrich Corp                                            236,628
        3,500  Valspar Corp                                                  143,290
                                                                        ------------
                                                                           3,853,288
                                                                        ------------
               OTHER -- 3.0%
       24,400  3 M Co                                                      3,059,028
       14,300  Fortune Brands Inc                                            626,912
      143,600  General Electric Co                                         3,453,580
       62,500  Honeywell International Inc                                 1,430,625
       21,300  ITT Industries Inc                                          1,197,699
                                                                        ------------
                                                                           9,767,844
                                                                        ------------
               OTHER ENERGY -- 3.9%
       26,800  Apache Corp                                                 1,749,504
        6,200  BJ Services Co*                                               213,094
       13,300  Burlington Resources Inc                                      616,455
       66,700  Chesapeake Energy Corp                                        541,604
       10,500  Cooper Cameron Corp*                                          546,000
       30,100  Devon Energy Corp                                           1,450,820
        8,100  Enron Corp(b)*                                                    478
       21,700  Ensco International Inc                                       607,166
        1,500  EOG Resources Inc                                              61,950
       72,400  Halliburton Co                                              1,466,824
       24,500  Nabors Industries Ltd*                                        971,425
       11,300  Noble Corp*                                                   410,190
       13,200  Patterson-UTI Energy Inc*                                     437,448
       22,000  Pioneer Natural Resources Co*                                 575,300
       18,400  Pogo Producing Co                                             731,400
       20,100  Rowan Cos Inc                                                 394,563
       23,900  Smith International Inc*                                      833,154
       14,300  Weatherford International Ltd*                                572,572

6             See accompanying notes to the financial statements.

GMO GROWTH FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2003

   SHARES      DESCRIPTION                                               VALUE ($)
------------------------------------------------------------------------------------
               OTHER ENERGY -- CONTINUED
       16,500  XTO Energy Inc                                                415,965
                                                                        ------------
                                                                          12,595,912
                                                                        ------------
               PRODUCER DURABLES -- 2.8%
       51,500  Applied Materials Inc*                                        668,470
       92,400  Boeing Co                                                   2,546,544
        4,500  Danaher Corp                                                  292,590
       17,900  DR Horton Inc                                                 327,749
        1,000  Kennametal Inc                                                 29,920
        6,900  Lexmark International Group Inc*                              430,629
        2,200  Mettler-Toledo International Inc*                              65,692
        7,960  Northrop Grumman Corp                                         690,132
       17,500  Novellus System Inc*                                          510,125
        1,700  NVR Inc*                                                      564,315
        7,200  Rockwell Collins                                              141,480
       15,300  Toll Brothers Inc*                                            296,361
       37,800  United Technologies Corp                                    2,214,324
       13,400  Waters Corp*                                                  310,478
                                                                        ------------
                                                                           9,088,809
                                                                        ------------
               TECHNOLOGY -- 15.9%
       34,100  Acxiom Corp*                                                  520,366
       25,500  Adaptec Inc*                                                  155,295
       10,500  Applera Corp-Applied Biosystems Group                         192,675
       35,100  Autodesk Inc                                                  508,599
       38,400  BEA Systems Inc*                                              373,248
      114,300  BMC Software Inc*                                           2,217,420
      120,700  Ciena Corp*                                                   654,194
      373,900  Cisco Systems Inc*                                          5,227,122
       28,100  Computer Associates International Inc                         375,135
       13,500  Compuware Corp*                                                49,815
      109,100  Comverse Technology Inc*                                    1,112,820
       87,300  Corning Inc*                                                  429,516
       28,200  Cree Inc*                                                     479,964
      214,600  Dell Computer Corp*                                         5,785,616
       91,000  EMC Corp*                                                     672,490
       81,600  Foundry Networks Inc*                                         723,792
      112,800  Gateway Inc*                                                  245,904
       29,600  IBM Corp                                                    2,307,320
       18,600  Imation Corp*                                                 669,600

              See accompanying notes to the financial statements.              7

GMO GROWTH FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2003

   SHARES      DESCRIPTION                                               VALUE ($)
------------------------------------------------------------------------------------
               TECHNOLOGY -- CONTINUED
       39,400  Ingram Micro Inc, Class A*                                    408,184
      278,408  Intel Corp                                                  4,805,322
       15,800  Intuit Inc*                                                   750,816
       15,500  J.D. Edwards & Co*                                            185,845
        9,500  Keane Inc*                                                     76,095
        6,700  L-3 Communications Holdings Inc*                              242,004
        6,500  Mercury Interactive Corp*                                     210,925
      334,600  Microsoft Corp                                              7,930,020
       18,800  NetScreen Technologies Inc*                                   367,164
      732,300  Oracle Corp*                                                8,758,308
       11,500  Perot Systems Corp*                                           115,115
        7,000  QLogic Corp*                                                  247,870
       72,600  Qualcomm Inc*                                               2,510,508
        7,000  Reynolds & Reynolds Inc, Class A                              171,150
        9,000  Sandisk Corp*                                                 150,120
       20,500  Silicon Laboratories Inc*                                     555,960
        6,300  Symantec Co*                                                  254,961
      137,400  Tellabs Inc*                                                  836,766
                                                                        ------------
                                                                          51,278,024
                                                                        ------------
               UTILITIES -- 2.7%
       24,900  AT & T Wireless Services Inc*                                 147,159
       11,800  Bellsouth Corp                                                255,706
        3,200  Energen Corp                                                   97,344
       42,400  Exelon Corp                                                 2,083,960
      156,800  Level 3 Communications Inc*                                   774,592
      102,200  Nextel Communications Inc, Class A*                         1,438,976
       11,200  PPL Corp                                                      393,904
      233,600  Qwest Communications International Inc*                       836,288
       57,200  SBC Communications Inc                                      1,189,760
       44,300  Verizon Communications Inc                                  1,531,894
                                                                        ------------
                                                                           8,749,583
                                                                        ------------

               TOTAL COMMON STOCKS (COST $340,230,750)                   316,667,822
                                                                        ------------

              See accompanying notes to the financial statements.
8

GMO GROWTH FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2003

PAR VALUE ($)  DESCRIPTION                                               VALUE ($)
------------------------------------------------------------------------------------
               SHORT-TERM INVESTMENTS -- 6.6%
               CASH EQUIVALENTS -- 2.9%
    4,031,076  Dreyfus Money Market Fund(c)                                4,031,076
$   2,848,526  Harris Trust & Savings Bank Eurodollar Time Deposit,
                 1.26%, due 3/24/03(c)                                     2,848,526
    2,350,034  Merrimac Money Market Fund(c)                               2,350,034
                                                                        ------------
                                                                           9,229,636
                                                                        ------------
               U.S. GOVERNMENT -- 0.4%
$   1,215,000  U.S. Treasury Bill, 1.14%, due 4/24/03(d)                   1,212,865
                                                                        ------------
               REPURCHASE AGREEMENT -- 3.3%
$  10,628,526  Salomon Smith Barney Inc. Repurchase Agreement, dated
               2/28/03, due 3/03/03, with a maturity value of
               $10,628,845, and an effective yield of 0.36%,
               collateralized by a U.S. Treasury Note with a rate of
               3.625%, maturity date of 3/31/04, and a market value,
               including accrued interest of $11,436,076.                 10,628,526
                                                                        ------------

               TOTAL SHORT-TERM INVESTMENTS (COST $21,071,027)            21,071,027
                                                                        ------------
               TOTAL INVESTMENTS -- 104.8%
               (Cost $361,301,777)                                       337,738,849

               Other Assets and Liabilities (net) -- (4.8%)              (15,381,895)
                                                                        ------------
               TOTAL NET ASSETS -- 100.0%                               $322,356,954
                                                                        ============

NOTES TO THE SCHEDULE OF INVESTMENTS:
------------------------------------------------------------------------------------
REIT - Real Estate Investment Trust

*    Non-income producing security.

(a) Security valued at fair value using methods determined in good faith by or at the direction of the Trustees (Note 1).

(b)  Bankrupt issuer.

(c)  Represents investment of security lending collateral (Note 1).

(d) All or a portion of this security has been segregated to cover margin requirements on open financial futures contracts (Note 6).

              See accompanying notes to the financial statements.              9

GMO GROWTH FUND
(A SERIES OF GMO TRUST)
STATEMENT OF ASSETS AND LIABILITIES -- FEBRUARY 28, 2003
--------------------------------------------------------------------------------

ASSETS:
   Investments, at value, including securities on loan of
    $8,788,361 (cost $361,301,777) (Note 1)                   $337,738,849
   Receivable for investments sold                               7,699,033
   Receivable for Fund shares sold                                  78,421
   Dividends and interest receivable                               273,724
   Receivable for variation margin on open futures contracts
    (Notes 1 and 6)                                                  3,375
   Receivable for expenses reimbursed by Manager (Note 2)           33,348
                                                              ------------

      Total assets                                             345,826,750
                                                              ------------

LIABILITIES:
   Payable for investments purchased                            14,006,185
   Payable upon return of securities loaned (Note 1)             9,229,636
   Payable for Fund shares repurchased                              67,452
   Payable to affiliate for (Note 2):
      Management fee                                                78,243
      Shareholder service fee                                       33,311
      12b-1 fee -- Class M                                           7,897
      Administration fee -- Class M                                  3,005
   Accrued expenses                                                 44,067
                                                              ------------

      Total liabilities                                         23,469,796
                                                              ------------
NET ASSETS                                                    $322,356,954
                                                              ============

NET ASSETS CONSIST OF:
   Paid-in capital                                            $392,053,583
   Accumulated undistributed net investment income                 360,430
   Accumulated net realized loss                               (46,494,297)
   Net unrealized depreciation                                 (23,562,762)
                                                              ------------
                                                              $322,356,954
                                                              ============

NET ASSETS ATTRIBUTABLE TO:
   Class III shares                                           $302,050,743
                                                              ============
   Class M shares                                             $ 20,306,211
                                                              ============

SHARES OUTSTANDING:
   Class III                                                    21,140,175
                                                              ============
   Class M                                                       1,424,928
                                                              ============

NET ASSET VALUE PER SHARE:
   Class III                                                  $      14.29
                                                              ============
   Class M                                                    $      14.25
                                                              ============

10            See accompanying notes to the financial statements.

GMO GROWTH FUND
(A SERIES OF GMO TRUST)
STATEMENT OF OPERATIONS -- YEAR ENDED FEBRUARY 28, 2003
--------------------------------------------------------------------------------

INVESTMENT INCOME:
   Dividends                                                  $  1,635,180
   Interest (including securities lending income of $9,119)         57,636
                                                              ------------

         Total income                                            1,692,816
                                                              ------------
EXPENSES:
   Management fee (Note 2)                                         464,149
   Custodian and transfer agent fees                                56,111
   Registration fees                                                32,880
   Audit fees                                                       32,040
   Legal fees                                                        6,468
   Trustees fees and related expenses (Note 2)                       3,481
   Miscellaneous                                                     2,560
   Fees reimbursed by Manager (Note 2)                            (129,508)
                                                              ------------
                                                                   468,181
   Shareholder service fee (Note 2) -- Class III                   201,156
                                                              ------------
   12b-1 fee (Note 2) -- Class M                                    16,368
                                                              ------------
   Administration fee (Note 2) -- Class M                           13,095
                                                              ------------
      Net expenses                                                 698,800
                                                              ------------

         Net investment income                                     994,016
                                                              ------------

REALIZED AND UNREALIZED GAIN (LOSS):
   Net realized loss on:
      Investments                                              (13,312,604)
      Closed futures contracts                                    (561,489)
                                                              ------------

         Net realized loss                                     (13,874,093)
                                                              ------------

   Change in net unrealized appreciation (depreciation) on:
      Investments                                              (17,304,272)
      Open futures contracts                                        18,828
                                                              ------------

         Net unrealized loss                                   (17,285,444)
                                                              ------------

      Net realized and unrealized loss                         (31,159,537)
                                                              ------------

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS          $(30,165,521)
                                                              ============

              See accompanying notes to the financial statements.             11

GMO GROWTH FUND
(A SERIES OF GMO TRUST)
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                            YEAR ENDED         YEAR ENDED
                                                         FEBRUARY 28, 2003  FEBRUARY 28, 2002
                                                         -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
   Net investment income                                   $    994,016       $    611,554
   Net realized loss                                        (13,874,093)       (28,648,788)
   Change in net unrealized appreciation (depreciation)     (17,285,444)        11,637,650
                                                           ------------       ------------

   Net decrease in net assets from operations               (30,165,521)       (16,399,584)
                                                           ------------       ------------

Distributions to shareholders from:
   Net investment income
      Class III                                                (676,350)          (515,217)
      Class M                                                   (53,573)                --
                                                           ------------       ------------
      Total distributions from net investment income           (729,923)          (515,217)
                                                           ------------       ------------
                                                               (729,923)          (515,217)
                                                           ------------       ------------
   Net share transactions (Note 5):
      Class III                                             216,475,101         18,232,801
      Class M                                                20,471,432                 --
                                                           ------------       ------------
   Increase in net assets resulting from net share
    transactions                                            236,946,533         18,232,801
                                                           ------------       ------------

      Total increase in net assets                          206,051,089          1,318,000
NET ASSETS:
   Beginning of period                                      116,305,865        114,987,865
                                                           ------------       ------------
   End of period (including accumulated undistributed
    net investment income of $360,430 and $96,337,
    respectively)                                          $322,356,954       $116,305,865
                                                           ============       ============

12            See accompanying notes to the financial statements.

GMO GROWTH FUND
(A SERIES OF GMO TRUST)
FINANCIAL HIGHLIGHTS
(FOR A CLASS III SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------

                                                                YEAR ENDED FEBRUARY 28/29,
                                            ------------------------------------------------------------------
                                               2003          2002         2001*         2000*         1999*
                                            ----------    ----------    ----------    ----------    ----------
NET ASSET VALUE, BEGINNING OF PERIOD         $  18.23      $  21.19      $  54.45      $  45.54      $  48.18
                                             --------      --------      --------      --------      --------

Income from investment operations:
   Net investment income                         0.10          0.10          0.14          0.22          0.33
   Net realized and unrealized gain
     (loss)                                     (3.94)        (2.97)       (10.78)        18.84          9.79
                                             --------      --------      --------      --------      --------

      Total from investment operations          (3.84)        (2.87)       (10.64)        19.06         10.12
                                             --------      --------      --------      --------      --------

Less distributions to shareholders:
   From net investment income                   (0.10)        (0.09)        (0.15)        (0.26)        (0.33)
   From net realized gains                         --            --        (22.47)        (9.89)       (12.43)
                                             --------      --------      --------      --------      --------

      Total distributions                       (0.10)        (0.09)       (22.62)       (10.15)       (12.76)
                                             --------      --------      --------      --------      --------
NET ASSET VALUE, END OF PERIOD               $  14.29      $  18.23      $  21.19      $  54.45      $  45.54
                                             ========      ========      ========      ========      ========
TOTAL RETURN(a)                                (21.13)%      (13.57)%      (25.76)%       45.24%        22.90%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)         $302,051      $116,306      $114,988      $204,662      $158,084
   Net expenses to average daily net
     assets                                      0.48%         0.48%         0.48%         0.48%         0.48%
   Net investment income to average
     daily net assets                            0.72%         0.54%         0.27%         0.50%         0.64%
   Portfolio turnover rate                         72%          101%          111%           48%           50%
   Fees and expenses reimbursed by the
     Manager to average daily net
     assets:                                     0.09%         0.07%         0.07%         0.06%         0.23%

(a) The total returns would have been lower had certain expenses not been reimbursed during the periods shown.
* Amounts were restated to reflect a 1:11 reverse stock split effective March 16, 2001.

              See accompanying notes to the financial statements.             13

GMO GROWTH FUND
(A SERIES OF GMO TRUST)
FINANCIAL HIGHLIGHTS
(FOR A CLASS M SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                                                   PERIOD FROM
                                                                SEPTEMBER 11, 2002
                                                                  (COMMENCEMENT
                                                              OF OPERATIONS) THROUGH
                                                                FEBRUARY 28, 2003
                                                              ----------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                 $ 15.27
                                                                     -------

Income from investment operations:
   Net investment income                                                0.04
   Net realized and unrealized loss                                    (1.01)
                                                                     -------

      Total from investment operations                                 (0.97)
                                                                     -------

Less distributions to shareholders:
   From net investment income                                          (0.05)
                                                                     -------

      Total distributions                                              (0.05)
                                                                     -------
NET ASSET VALUE, END OF PERIOD                                       $ 14.25
                                                                     =======
TOTAL RETURN(a)                                                        (6.31)%++

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)                                 $20,306
   Net expenses to average daily net assets                             0.78%*
   Net investment income to average daily net assets                    0.51%*
   Portfolio turnover rate                                                72%
   Fees and expenses reimbursed by the Manager to average
     daily net assets:                                                  0.09%*

(a) The total return would have been lower had certain expenses not been reimbursed during the period shown.
*    Annualized.
++   Not annualized.

14            See accompanying notes to the financial statements.

GMO GROWTH FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS
FEBRUARY 28, 2003
--------------------------------------------------------------------------------

1.    SIGNIFICANT ACCOUNTING POLICIES

      GMO Growth Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts Business Trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees to create an unlimited number of series ("Funds"), each of which issues a separate series of shares, and to subdivide a series of shares into classes.

      The Fund seeks long-term growth of capital. The Fund's benchmark is the Russell 1000 Growth Index.

      Effective September 11, 2002, the Fund had Class M shares outstanding. Throughout the year ended February 28, 2003, the Fund also offered
      Class III shares. Class M shares bear an administrative fee and a 12b-1 fee, while Class III shares bear a shareholder service fee. (See Note 2) The principal economic difference between the classes of shares is the level of fees borne by the classes.

      The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      PORTFOLIO VALUATION
      Portfolio securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair value. Shares of mutual funds are valued at their net asset value as reported on each business day. Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction. A security's value may be deemed unreliable if, for example, the Manager becomes aware of information or events occurring after the close of a foreign market that would materially affect that security's value.

GMO GROWTH FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------

      FUTURES CONTRACTS
      The Fund may purchase and sell futures contracts to manage its exposure to the financial markets. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. Upon entering into a futures contract, the Fund is required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. government and agency obligations in accordance with the initial margin requirements of the broker or exchange. In addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contracts. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is liquidated on the following business day. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Losses may arise from the changes in the value of the underlying instrument, if there is an illiquid secondary market for the contracts, or if counterparties do not perform under the contract terms. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. See Note 6 for all open futures contracts as of February 28, 2003.

      SWAP AGREEMENTS
      The Fund may enter into swap agreements to manage its exposure to the financial markets. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into total return swap agreements, which involve a commitment by one party in the agreement to pay interest in exchange for a market linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. The Fund may also enter into contracts for differences in which the Fund agrees with the counterparty that its return will be based on the relative performance of two different groups or "baskets" of securities, adjusted by an interest rate payment. To the extent that the relative performance of the two baskets of securities exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. In connection with these agreements, cash or securities may be set aside as collateral by the Fund's custodian in accordance with the terms of the swap agreement. The Fund earns interest on cash set aside as collateral. Swaps are marked to market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. These financial instruments are not actively traded on financial markets. The values assigned to these instruments are based upon the best available information and because of the uncertainty of the valuation, these values may differ significantly from the values that would have been realized had a

GMO GROWTH FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------
      ready market for these instruments existed, and the differences could be material. Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, or that there may be unfavorable changes in the price of the security or index underlying these transactions. As of February 28, 2003, the Fund held no open swap agreements.

      REPURCHASE AGREEMENTS
      The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Fund and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters insolvency proceedings, recovery of cash by the Fund may be delayed or limited.

      SECURITY LENDING
      The Fund may lend its securities to certain qualified brokers. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of loss with respect to the investment of the collateral, the risk of delay in recovery or loss of rights in the collateral should the borrower of the securities fail financially. The Fund receives compensation for lending its securities. At February 28, 2003, the Fund loaned securities having a market value of $8,788,361 collateralized by cash in the amount of $9,229,636 which was invested in short-term instruments.

      TAXES AND DISTRIBUTIONS
      The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary. Taxes on foreign dividend income are withheld in accordance with the applicable country's tax treaty with the United States.

GMO GROWTH FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------

      The Fund's policy is to declare and pay distributions from net investment income quarterly, and from net realized short-term and long-term capital gains at least annually. All distributions will be paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

      Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from U.S. GAAP. During the years ended February 28, 2002 and February 28, 2003, the tax basis of distributions paid from ordinary income were $515,217 and $729,923, respectively.

      As of February 28, 2003, the components of distributable earnings on a tax basis consisted of $343,981 of undistributed ordinary income.

      At February 28, 2003, the Fund had a capital loss carryforward available to offset future capital gains, if any, to the extent permitted by the Code, of $29,677,991 expiring in 2010 and $10,843,791 expiring in 2011.
      The Fund elected to defer to March 1, 2003 post-October losses of $2,756,582.

      Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

      SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
      Security transactions are accounted for on trade date. Dividend income, net of applicable foreign withholding taxes, is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and discounts. Non-cash dividends, if any, are recorded at the fair market value of the securities received. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis. Dividends representing a return of capital are reflected as a reduction of cost, when the amount of the return of capital is conclusively determined.

      ALLOCATION OF OPERATING ACTIVITY
      The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds. Investment income, common expenses and realized and unrealized gains and losses are allocated pro-rata among the classes of shares of the Fund based on the relative net assets of each class. Shareholder service, 12b-1, and administration fees, which are directly attributable to a class of shares, are charged to that class' operations.

GMO GROWTH FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------

2.    FEES AND OTHER TRANSACTIONS WITH AFFILIATES

      GMO earns a management fee paid monthly at the annual rate of .33% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on the average daily net assets at the annual rate of .15% for Class III shares.

      The Fund pays GMO an administrative fee monthly at the annual rate of .20% of the average daily Class M net assets for support services provided to Class M shareholders.

      Fund Distributors, Inc. (the "Distributor") serves as the Fund's distributor. Pursuant to a Rule 12b-1 distribution plan adopted by the Fund, Class M shares of the Fund pay a fee, at the annual rate of .25% of average daily Class M net assets for any activities or expenses primarily intended to result in the sale of Class M shares of the Fund. This fee may be spent by the Distributor on personal services rendered to Class M shareholders of the Fund and/or maintenance of Class M shareholder accounts.

      GMO has entered into a binding agreement effective until at least
      June 30, 2003 to reimburse the Fund to the extent that the Fund's total annual operating expenses (excluding shareholder service fees (Class III only), administrative fee (Class M only), 12b-1 fee (Class M only), fees and expenses of the independent Trustees of the Trust (including legal fees), brokerage commissions and other investment-related costs, hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes), securities lending fees and expenses, interest expense and transfer taxes) exceed the management fee.

      As of February 28, 2003, greater than 10% of the Fund's shares were held by accounts for which the Manager has investment discretion.

      The Fund's portion of the fee paid by the Trust to the independent Trustees during the year ended February 28, 2003 was $2,639. No remuneration is paid to any Trustee or officer who is affiliated with the Manager.

GMO GROWTH FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------

3.    PURCHASES AND SALES OF SECURITIES

      Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2003, aggregated $337,852,963 and $100,906,834, respectively.

      At February 28, 2003, the cost for U.S. federal income tax purposes and gross unrealized appreciation and depreciation in value of investments were as follows:

                                                                       Net
                           Gross Unrealized    Gross Unrealized     Unrealized
         Aggregate Cost      Appreciation        Depreciation      Depreciation
         --------------    ----------------    ----------------    ------------
          $364,501,096        $5,597,536         $(32,359,783)     $(26,762,247)

4.    PRINCIPAL SHAREHOLDERS

      At February 28, 2003, 64.5% of the outstanding shares of the Fund were held by four shareholders, each holding in excess of 10% of the Fund's outstanding shares. Investment activities of these shareholders may have a material effect on the Fund.

5.    SHARE TRANSACTIONS

      The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                                       Year Ended                   Year Ended
                                                   February 28, 2003            February 28, 2002
                                               --------------------------    ------------------------
                                                 Shares         Amount        Shares        Amount
         Class III:                            ----------    ------------    ---------    -----------
         Shares sold                           15,300,314    $224,944,617    1,047,429    $20,120,460
         Shares issued to shareholders in
           reinvestment of distributions           35,730         556,653       27,067        501,089
         Shares repurchased                      (574,513)     (9,026,169)    (122,608)    (2,388,748)
                                               ----------    ------------    ---------    -----------
         Net increase                          14,761,531    $216,475,101      951,888    $18,232,801
                                               ==========    ============    =========    ===========

GMO GROWTH FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------

                                                                              Period from
                                                                           September 11, 2002
                                                                            (commencement of
                                                                          operations) through
                                                                           February 28, 2003
                                                                        ------------------------
                                                                         Shares        Amount
         Class M:                                                       ---------    -----------
         Shares sold                                                    1,537,897    $22,128,809
         Shares issued to shareholders in reinvestment of
           distributions                                                    3,862         53,573
         Shares repurchased                                              (116,831)    (1,710,950)
                                                                        ---------    -----------
         Net increase                                                   1,424,928    $20,471,432
                                                                        =========    ===========

6.    FINANCIAL INSTRUMENTS

      A summary of outstanding financial instruments at February 28, 2003 is as follows:

      FUTURES CONTRACTS

               Number of                                                             Contract    Net Unrealized
               Contracts                      Type                Expiration Date     Value       Appreciation
         ---------------------   ------------------------------   ---------------   ----------   --------------

                 Buys
                   5             S&P 500                            March 2003      $1,051,125        $166
                                                                                                      ====

      At February 28, 2003, the Fund had sufficient cash and/or securities to cover any commitments or margin requirements of the relevant broker or exchange.

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE TRUSTEES OF GMO TRUST AND THE SHAREHOLDERS OF GMO GROWTH FUND

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Growth Fund (the "Fund") (a series of GMO Trust) at February 28, 2003, and the results of its operations, the changes in its net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 15, 2003

TRUSTEES AND OFFICERS (UNAUDITED)
The following tables list the Trust's Trustees and officers; their address and age; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information includes additional information about the Trust's trustees and is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

INDEPENDENT TRUSTEES:

                                                                                                   Number of
                                                                                                 Portfolios in
                                                        Term of              Principal               Fund
                                                     Office(1) and         Occupation(s)            Complex           Other
              Name, Address,         Position(s)       Length of            During Past            Overseen       Directorships
                 and Age           Held with Fund     Time Served           Five Years            by Trustee     Held by Trustee
         ------------------------  ---------------  ---------------  -------------------------  ---------------  ---------------
         Jay O. Light              Trustee of the   Since May 1996   Professor of Business            39              *(2)
         c/o GMO Trust             Trust                             Administration and Senior
         40 Rowes Wharf                                              Associate Dean, Harvard
         Boston, MA 02110                                            University.
         Age: 61

         Donald W. Glazer, Esq.    Trustee of the   Since December   Advisory Counsel, Goodwin        39              None
         c/o GMO Trust             Trust            2000             Procter LLP; Secretary
         40 Rowes Wharf                                              and Consultant,
         Boston, MA 02110                                            Provant, Inc. (provider
         Age: 58                                                     of performance
                                                                     improvement training
                                                                     services and products)
                                                                     (1998 - present);
                                                                     Consultant -- Business
                                                                     and Law.

1 Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.
2 Mr. Light is a director of Harvard Management Company, Inc. and Security Capital European Realty. Neither of these companies has a class of securities registered pursuant to Section 12 of the Securities Exchange Act or subject to the requirements of Section 15(d) of the Act and neither of these companies is a registered investment company.

INTERESTED TRUSTEES:

                                                                                                   Number of
                                                                                                 Portfolios in
                                                        Term of              Principal               Fund
                                                     Office(1) and         Occupation(s)            Complex           Other
              Name, Address,         Position(s)       Length of            During Past            Overseen       Directorships
                 and Age           Held with Fund     Time Served           Five Years            by Trustee     Held by Trustee
         ------------------------  ---------------  ---------------  -------------------------  ---------------  ---------------

         R. Jeremy Grantham(3)     Chairman of the  Since September  Member, Grantham, Mayo,          39              None
         c/o GMO Trust             Board of         1985. President  Van Otterloo & Co. LLC.
         40 Rowes Wharf            Trustees of the  from February
         Boston, MA 02110          Trust            2002 - October
         Age: 64                                    2002.

1 Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.
3 Trustee is deemed to be an "interested person" of the Trust and Grantham, Mayo, Van Otterloo & Co. LLC, as defined by the 1940 Act.

PRINCIPAL OFFICERS:

                                                                               Term of
                                                                            Office(4) and              Principal Occupation(s)
              Name, Address,                 Position(s)                      Length of                      During Past
                  and Age                   Held with Fund                   Time Served                      Five Years
         -------------------------  ------------------------------  ------------------------------  ------------------------------
         Scott Eston                President and Chief Executive   President and Chief Executive   Chief Financial Officer
         c/o GMO Trust              Officer of the Trust            Officer since October 2002;     (1997 - present), Chief
         40 Rowes Wharf                                             Vice President from August      Operating Officer (2000 -
         Boston, MA 02110                                           1998 - October 2002.            present) and Member, Grantham,
         Age: 47                                                                                    Mayo, Van Otterloo & Co. LLC.

         Susan Randall Harbert      Chief Financial Officer and     Chief Financial Officer Since   Member, Grantham, Mayo, Van
         c/o GMO Trust              Treasurer of the Trust          February 2000; Treasurer since  Otterloo & Co. LLC.
         40 Rowes Wharf                                             February 1998.
         Boston, MA 02110
         Age: 45

         Brent Arvidson             Assistant Treasurer of the      Since September 1998.           Senior Fund Administrator,
         c/o GMO Trust              Trust                                                           Grantham, Mayo, Van
         40 Rowes Wharf                                                                             Otterloo & Co. LLC.
         Boston, MA 02110
         Age: 33

         William R. Royer, Esq.     Vice President and Clerk of     Vice President since February   General Counsel, Anti- Money
         c/o GMO Trust              the Trust                       1997; Clerk since March 2001;   Laundering Reporting Officer
         40 Rowes Wharf                                             May 1999 - August 1999.         (July 2002 - February 2003)
         Boston, MA 02110                                                                           and Member, Grantham, Mayo,
         Age: 37                                                                                    Van Otterloo & Co. LLC.

         Elaine M. Hartnett, Esq.   Vice President and Secretary    Vice President since August     Associate General Counsel,
         c/o GMO Trust              of the Trust                    1999; Secretary since March     Grantham, Mayo, Van
         40 Rowes Wharf                                             2001.                           Otterloo & Co. LLC (June
         Boston, MA 02110                                                                           1999 - present); Associate/
         Age: 58                                                                                    Junior Partner, Hale and Dorr
                                                                                                    LLP (1991 - 1999).

         Julie Perniola             Vice President and Anti- Money  Since February 2003.            Anti-Money Laundering
         c/o GMO Trust              Laundering Compliance Officer                                   Reporting Officer (February
         40 Rowes Wharf                                                                             2003 - present) and Compliance
         Boston, MA 02110                                                                           Officer, Grantham, Mayo, Van
         Age: 32                                                                                    Otterloo & Co. LLC.

4 Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

GMO INFLATION INDEXED BOND FUND
(A SERIES OF GMO TRUST)
ANNUAL REPORT
FEBRUARY 28, 2003

GMO INFLATION INDEXED BOND FUND
(A SERIES OF GMO TRUST)
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT

Day-to-day management of the Fund's portfolio is the responsibility of the Fixed Income Division at Grantham, Mayo, Van Otterloo & Co. LLC.

MANAGEMENT DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

The Class III shares of the GMO Inflation Indexed Bond Fund returned +16.7% during the fiscal year that ended February 28, 2003, compared to +19.3% for the Lehman Brothers U.S. Treasury Inflation Notes Index.

The Fund underperformed the benchmark by 2.6% during the fiscal year. Issue selection dramatically hurt performance in late 2002. Value was lost due to credit related spread widening in the assets underlying the Fund's investment in the GMO Alpha LIBOR Fund (ALF), and the default of certain healthcare receivable asset-backed bonds held by ALF. These bonds were allegedly involved in a massive fraud. National Century Financial Enterprises, the sponsor of $3.35 billion of healthcare asset-backed receivables, allegedly violated the terms of the bonds' indentures by, among other things, spending cash collateral, accepting collateral other than permitted receivables, moving receivables between trusts to meet compliance tests, and reimbursing healthcare providers for more than the value of receivables purchased. National Century, its affiliated operations, the trusts, and many healthcare providers have declared bankruptcy. This event had a negative effect on the net asset value of ALF, and an indirect effect on GMO Inflation Indexed Bond Fund of -1.7% (through February 28, 2003).

Real (inflation-adjusted) yields on Treasury Inflation-Protected Securities
(TIPs) are currently 2.2%. In addition to inflation-indexed bonds issued by the U.S. Treasury Department, the Fund holds inflation-indexed bonds issued by various U.S. Government agencies. While the Fund is permitted to own securities of foreign countries that are not in the benchmark, currently the portfolio is entirely invested in the United States. In addition, the Fund maintains an interest rate exposure quite similar to that of its benchmark. At fiscal year end, approximately 97% of the portfolio is AAA-rated and the remaining 3% is A-rated.

OUTLOOK

The real yields offered by inflation indexed-bonds provides a low-risk vehicle for achieving stable real returns over the next 5 to 10 years.

THE VIEWS EXPRESSED HEREIN ARE EXCLUSIVELY THOSE OF GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC MANAGEMENT AS OF THE DATE OF THIS REPORT AND ARE SUBJECT TO CHANGE. THEY ARE NOT MEANT AS INVESTMENT ADVICE.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
GMO INFLATION INDEXED BOND FUND CLASS III SHARES AND THE
  LEHMAN BROTHERS U.S. TREASURY INFLATION NOTES INDEX
                AS OF FEBRUARY 28, 2003
                                                            GMO INFLATION         LEHMAN BROTHERS U.S.
                                                          INDEXED BOND FUND  TREASURY INFLATION NOTES INDEX
3/31/97                                                             $10,000                         $10,000
6/30/97                                                             $10,090                         $10,083
9/30/97                                                             $10,250                         $10,230
12/31/97                                                            $10,336                         $10,349
3/31/98                                                             $10,367                         $10,385
6/30/98                                                             $10,501                         $10,524
9/30/98                                                             $10,749                         $10,810
12/31/98                                                            $10,767                         $10,758
3/31/99                                                             $10,854                         $10,805
6/30/99                                                             $11,008                         $10,959
9/30/99                                                             $11,037                         $11,016
12/31/99                                                            $11,058                         $11,015
3/31/2000                                                           $11,507                         $11,491
6/30/2000                                                           $11,749                         $11,760
9/30/2000                                                           $12,034                         $12,012
12/31/2000                                                          $12,531                         $12,467
3/31/2001                                                           $13,171                         $13,065
6/30/2001                                                           $13,429                         $13,278
9/30/2001                                                           $13,723                         $13,597
12/31/2001                                                          $13,608                         $13,451
3/31/2002                                                           $13,761                         $13,651
6/30/2002                                                           $14,542                         $14,448
9/30/2002                                                           $15,669                         $15,596
12/31/2002                                                          $15,539                         $15,680
2/28/2003                                                           $16,145                         $16,389

AVERAGE ANNUAL TOTAL RETURN
                                               SINCE
                                             INCEPTION
                             1 YEAR  5 YEAR   3/31/97
Class III                    16.67%   9.24%      8.43%

Performance shown is net of all fees after reimbursement from the manager. Returns and net asset values of fund investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. Past performance is not indicative of future performance. Information is unaudited.

GMO INFLATION INDEXED BOND FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2003

   SHARES/
PAR VALUE ($)  DESCRIPTION                                               VALUE ($)
------------------------------------------------------------------------------------
               DEBT OBLIGATIONS -- 100.8%
               UNITED STATES -- 100.8%
               CORPORATE DEBT -- 2.6%
    6,850,000  JP Morgan and Co. Series MTNA, Variable Rate, CPI +
                 4.00%, 6.01%,
                 due 02/15/12                                              7,158,250
                                                                        ------------
               U.S. GOVERNMENT -- 92.4%
   30,648,925  U.S. Treasury Inflation Indexed Bond, 3.88%, due
                 04/15/29                                                 39,546,691
   45,972,405  U.S. Treasury Inflation Indexed Bond, 3.63%, due
                 04/15/28                                                 56,689,722
   17,670,990  U.S. Treasury Inflation Indexed Bond, 3.50%, due
                 01/15/11                                                 20,139,406
   52,959,625  U.S. Treasury Inflation Indexed Note, 4.25%, due
                 01/15/10                                                 62,599,934
   24,908,901  U.S. Treasury Inflation Indexed Note, 3.88%, due
                 01/15/09                                                 28,676,373
   43,785,353  U.S. Treasury Inflation Indexed Note, 3.63%, due
                 01/15/08(a)                                              49,463,766
                                                                        ------------
                                                                         257,115,892
                                                                        ------------
               U.S. GOVERNMENT AGENCY -- 5.8%
   14,844,440  Tennessee Valley Authority (Indexed Principal), 3.38%,
                 due 01/15/07                                             16,238,690
                                                                        ------------

               TOTAL UNITED STATES                                       280,512,832
                                                                        ------------
               TOTAL DEBT OBLIGATIONS (COST $254,709,059)                280,512,832
                                                                        ------------
               MUTUAL FUNDS -- 18.0%
      478,077  GMO Alpha LIBOR Fund                                       11,339,997
    1,545,061  GMO Short-Duration Collateral Fund                         38,641,966
                                                                        ------------
               TOTAL MUTUAL FUNDS (COST $50,866,051)                      49,981,963
                                                                        ------------
               TOTAL INVESTMENTS -- 118.8%
               (Cost $305,575,110)                                       330,494,795

               Other Assets and Liabilities (net) -- (18.8%)             (52,407,032)
                                                                        ------------
               TOTAL NET ASSETS -- 100.0%                               $278,087,763
                                                                        ============
               NOTES TO SCHEDULE OF INVESTMENTS:

CPI - Consumer Price Index
Variable rates - The rates shown on variable rate notes are the current interest rates at February 28, 2003, which are subject to change based on the terms of the security.

(a) All or a portion of this security has been segregated to cover collateral requirements on reverse repurchase agreements (Note 6).

              See accompanying notes to the financial statements.              1

GMO INFLATION INDEXED BOND FUND
(A SERIES OF GMO TRUST)
STATEMENT OF ASSETS AND LIABILITIES -- FEBRUARY 28, 2003
--------------------------------------------------------------------------------

ASSETS:
   Investments, at value (cost $305,575,110) (Note 1)         $330,494,795
   Cash                                                            223,629
   Receivable for Fund shares sold                                 100,000
   Interest receivable                                           1,826,375
   Receivable for expenses reimbursed by Manager (Note 2)           18,060
                                                              ------------
      Total assets                                             332,662,859
                                                              ------------

LIABILITIES:
   Payable for investments purchased                             6,370,200
   Payable for Fund shares repurchased                          13,473,706
   Payable to affiliate for (Note 2):
      Management fee                                                21,097
      Shareholder service fee                                       31,646
   Payable for reverse repurchase agreements (Notes 1 and 6)    34,619,128
   Accrued expenses and other liabilities                           59,319
                                                              ------------
      Total liabilities                                         54,575,096
                                                              ------------
NET ASSETS                                                    $278,087,763
                                                              ============

NET ASSETS CONSIST OF:
   Paid-in capital                                            $248,658,016
   Accumulated undistributed net investment income                 670,597
   Accumulated net realized gain                                 3,839,465
   Net unrealized appreciation                                  24,919,685
                                                              ------------
                                                              $278,087,763
                                                              ============

NET ASSETS ATTRIBUTABLE TO:
   Class III shares                                           $278,087,763
                                                              ============

SHARES OUTSTANDING:
   Class III                                                    23,719,547
                                                              ============

NET ASSET VALUE PER SHARE:
   Class III                                                  $      11.72
                                                              ============

2             See accompanying notes to the financial statements.

GMO INFLATION INDEXED BOND FUND
(A SERIES OF GMO TRUST)
STATEMENT OF OPERATIONS -- YEAR ENDED FEBRUARY 28, 2003
--------------------------------------------------------------------------------

INVESTMENT INCOME:
   Interest                                                   $11,771,315
   Dividends from investment company shares                       194,237
                                                              -----------
      Total income                                             11,965,552
                                                              -----------
EXPENSES:
   Management fee (Note 2)                                        241,490
   Interest expense (Notes 1 and 6)                               368,160
   Custodian and transfer agent fees                               84,598
   Audit fees                                                      30,661
   Legal fees                                                      14,424
   Registration fees                                                7,127
   Trustees fees and related expenses (Note 2)                      6,903
   Miscellaneous                                                    3,112
   Fees reimbursed by Manager (Note 2)                           (135,718)
                                                              -----------
                                                                  620,757
   Shareholder service fee (Note 2) - Class III                   362,235
                                                              -----------
      Net expenses                                                982,992
                                                              -----------
            Net investment income                              10,982,560
                                                              -----------

REALIZED AND UNREALIZED GAIN:
   Net realized gain on:
      Investments                                               6,275,231
      Realized gains distributions from investment company
      shares                                                       57,138
                                                              -----------

         Net realized gain                                      6,332,369
                                                              -----------

   Change in net unrealized appreciation (depreciation) on
    investments                                                21,696,687
                                                              -----------

      Net realized and unrealized gain                         28,029,056
                                                              -----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS          $39,011,616
                                                              ===========

              See accompanying notes to the financial statements.              3

GMO INFLATION INDEXED BOND FUND
(A SERIES OF GMO TRUST)
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                            YEAR ENDED         YEAR ENDED
                                                         FEBRUARY 28, 2003  FEBRUARY 28, 2002
                                                         -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
   Net investment income                                   $ 10,982,560       $  3,750,662
   Net realized gain                                          6,332,369          1,199,410
   Change in net unrealized appreciation (depreciation)      21,696,687           (758,918)
                                                           ------------       ------------
   Net increase in net assets from operations                39,011,616          4,191,154
                                                           ------------       ------------
Distributions to shareholders from:
   Net investment income
      Class III                                             (12,116,397)        (4,356,432)
                                                           ------------       ------------
      Total distributions from net investment income        (12,116,397)        (4,356,432)
                                                           ------------       ------------
   Net realized gains
      Class III                                              (6,220,182)          (663,955)
                                                           ------------       ------------
      Total distributions from net realized gains            (6,220,182)          (663,955)
                                                           ------------       ------------
                                                            (18,336,579)        (5,020,387)
                                                           ------------       ------------
   Net share transactions (Note 5):
      Class III                                             108,138,941         84,216,157
                                                           ------------       ------------
   Increase in net assets resulting from net share
    transactions                                            108,138,941         84,216,157
                                                           ------------       ------------
      Total increase in net assets                          128,813,978         83,386,924
NET ASSETS:
   Beginning of period                                      149,273,785         65,886,861
                                                           ------------       ------------
   End of period (including undistributed net
    investment income of $670,597 and $20,298,
    respectively)                                          $278,087,763       $149,273,785
                                                           ============       ============

4             See accompanying notes to the financial statements.

GMO INFLATION INDEXED BOND FUND
(A SERIES OF GMO TRUST)
STATEMENT OF CASH FLOWS FOR THE YEAR ENDED FEBRUARY 28, 2003
--------------------------------------------------------------------------------

CASH FLOWS FROM OPERATING ACTIVITIES:
   Net investment income                                      $ 10,982,560
   Net accretion                                                (3,585,183)
                                                              ------------
                                                                 7,397,377
                                                              ------------
   Investments purchased                                      (334,579,025)
   Investments sold                                            193,252,990
                                                              ------------
                                                              (141,326,035)
                                                              ------------
   Realized gain distributions from investment company
    shares                                                          57,138

CHANGES IN ASSETS AND LIABILITIES:
   (Increase) decrease in interest receivable                     (690,757)
   (Increase) decrease in receivable for fund shares sold          (45,971)
   (Increase) decrease in receivable for securities sold            75,000
   (Increase) decrease in receivable for expenses reimbursed
    by Manager                                                     (15,372)
   Increase (decrease) in payable for Fund shares
    repurchased                                                 13,463,038
   Increase (decrease) in payable for securities purchased       6,370,200
   Increase (decrease) in payable to affiliate for:
      Management fee                                                21,097
      Shareholder service fee                                       14,719
   Increase (decrease) in accrued expenses and other
    liabilities                                                      3,345
                                                              ------------
  NET CASH USED FOR OPERATING ACTIVITIES                      (114,676,221)
                                                              ------------

CASH FLOWS FROM FINANCING ACTIVITIES*
   Proceeds from shares sold                                   177,027,387
   Shares redeemed                                             (84,945,692)
   Cash Distributions paid                                      (2,279,333)
   Increase (decrease) in payable for reverse repurchase
    agreements                                                  25,087,652
                                                              ------------
  NET CASH PROVIDED (USED IN) FINANCING ACTIVITIES             114,890,014
                                                              ------------

NET INCREASE IN CASH                                               213,793
Cash and cash equivalents, beginning of period                       9,836
                                                              ------------
Cash and cash equivalents, end of period                      $    223,629
                                                              ------------

*SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Reinvestment of dividends and distributions                     16,057,246

              See accompanying notes to the financial statements.              5

GMO INFLATION INDEXED BOND FUND
(A SERIES OF GMO TRUST)
FINANCIAL HIGHLIGHTS
(FOR A CLASS III SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------

                                                             YEAR ENDED FEBRUARY 28/29,
                                            ------------------------------------------------------------
                                              2003         2002       2001(C)        2000         1999
                                            --------     --------     --------     --------     --------
NET ASSET VALUE, BEGINNING OF PERIOD        $  10.81     $  10.64     $  9.72      $  9.88      $ 10.04
                                            --------     --------     -------      -------      -------

Income from investment operations:
   Net investment income                        0.51         0.30       0.71+        0.65+         0.61
   Net realized and unrealized gain
     (loss)                                     1.25         0.29        0.90        (0.30)       (0.18)
                                            --------     --------     -------      -------      -------

      Total from investment operations          1.76         0.59        1.61         0.35         0.43
                                            --------     --------     -------      -------      -------

Less distributions to shareholders:
   From net investment income                  (0.56)       (0.37)      (0.69)       (0.51)       (0.59)
   From net realized gains                     (0.29)       (0.05)         --           --           --
                                            --------     --------     -------      -------      -------

      Total distributions                      (0.85)       (0.42)      (0.69)       (0.51)       (0.59)
                                            --------     --------     -------      -------      -------
NET ASSET VALUE, END OF PERIOD              $  11.72     $  10.81     $ 10.64      $  9.72      $  9.88
                                            ========     ========     =======      =======      =======
TOTAL RETURN(a)                                16.67%        5.66%      16.86%        3.57%        4.28%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)        $278,088     $149,274     $65,887      $51,951      $25,147
   Net operating expenses to average
     daily net assets                           0.25%        0.25%       0.25%        0.25%        0.25%
   Interest expense to average daily net
     assets                                     0.15%(b)     0.17%(b)    0.37%(b)     0.45%(b)       --
   Total net expenses to average daily
     net assets(d)                              0.40%        0.42%       0.62%        0.70%        0.25%
   Net investment income to average
     daily net assets                           4.55%        4.15%       6.87%        6.49%        4.93%
   Portfolio turnover rate                        75%          40%         32%         112%          94%
   Fees and expenses reimbursed by the
     Manager to average daily net
     assets:                                    0.06%        0.09%       0.11%        0.13%        0.30%

+    Computed using average shares outstanding throughout the period.
(a) The total returns would have been lower had certain expenses not been reimbursed during the periods shown.
(b) Interest expense incurred as a result of entering into reverse repurchase agreements is included in the Fund's net expenses. Income earned on investing proceeds from reverse repurchase agreements is included in interest income.
(c) Effective March 1, 2000, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on debt securities. The effect of this change for the year ended February 28, 2001 was to decrease net investment income per share by $0.001, increase net realized and unrealized gains and losses per share by $0.001 and decrease the ratio of net investment income to average net assets from 6.88% to 6.87%. Per share and ratios/supplemental data for periods prior to March 1, 2000 have not been restated to reflect this change.
(d) Net expenses exclude expenses incurred indirectly through investment in GMO Alpha LIBOR Fund and GMO Short-Duration Collateral Fund.

6             See accompanying notes to the financial statements.

GMO INFLATION INDEXED BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS
FEBRUARY 28, 2003
--------------------------------------------------------------------------------

1.    SIGNIFICANT ACCOUNTING POLICIES

      GMO Inflation Indexed Bond Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts Business Trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees to create an unlimited number of series ("Funds"), each of which issues a separate series of shares, and to subdivide a series of shares into classes.

      The Fund seeks high total return through investment in government bonds that are indexed or otherwise "linked" to general measures of inflation in the country of issue ("inflation indexed bonds"). The Fund's benchmark is the Lehman Brothers U.S. Treasury Inflation Notes Index.

      Inflation indexed securities issued by the U.S. Treasury are fixed income securities whose principal value is periodically adjusted according to the rate of U.S. inflation. Inflation indexed bonds issued by a foreign government are generally adjusted to reflect a comparable local inflation index.

      At February 28, 2003, 4.1% of the Fund was invested in the GMO Alpha LIBOR Fund and 13.9% of the Fund was invested in the GMO Short-Duration Collateral Fund, separate funds of GMO Trust managed by GMO. Shares of the GMO Alpha LIBOR Fund and the GMO Short-Duration Collateral Fund are not publicly available for direct purchase. The financial statements of the GMO Alpha LIBOR Fund and the GMO Short-Duration Collateral Fund should be read in conjunction with the Fund's financial statements.

      The Fund invested a substantial portion of its assets in GMO Alpha LIBOR Fund ("Alpha LIBOR Fund") to obtain the Fund's core portfolio exposure. In November 2002, certain bonds held by Alpha LIBOR Fund ("NPF bonds") defaulted amid allegations of fraud and significant violations of the bonds' indentures. Currently, no market exists for the NPF bonds, and they are being valued at fair value by the trustees of GMO Trust or persons acting at their direction. The devaluation of the NPF bonds had a negative impact on the Fund's net asset value per share.

      In late November 2002, Alpha LIBOR Fund undertook a reorganization transaction with a new series of GMO Trust, GMO Short-Duration Collateral Fund ("SDCF") and approximately 78% of the Fund's interest in Alpha LIBOR Fund was transferred to SDCF in exchange for SDCF shares. The reorganization was treated as a sale of the Alpha LIBOR Fund shares for financial reporting purposes and a distribution by Alpha LIBOR Fund for tax purposes. Accordingly, for financial reporting purposes, the Fund recognized a loss on the sale of the Alpha LIBOR shares of approximately $3,434,839. In addition, the Fund recognized for tax, but not for financial reporting

GMO INFLATION INDEXED BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------
      purposes, ordinary income of $1,831,077 and long-term capital gains of $326,590 from Alpha LIBOR Fund. $5,592,506 was added to the tax cost basis of the Fund's holdings of Alpha LIBOR Fund.

      The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      PORTFOLIO VALUATION
      Portfolio securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price. Securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, and those values are then translated into U.S. dollars at the current exchange rate. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair value. Shares of other GMO Funds are valued at their net asset value as reported on each business day. Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction. A security's value may be deemed unreliable if, for example, the Manager becomes aware of information or events occurring after the close of a foreign market that would materially affect that security's value.

      Some fixed income securities are valued at the closing bid for such securities as supplied by a primary pricing source chosen by the Manager. The Manager evaluates such primary pricing sources on an ongoing basis, and may change a pricing source should it deem it appropriate. The Manager is informed of erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and at its discretion may override a price supplied by a source (by taking a price supplied by another source).

      Securities may be valued by independent pricing services which use prices provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics.

GMO INFLATION INDEXED BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------

      Certain investments in securities held by the Fund were valued on the basis of a price provided by a principal market maker. The prices provided by the principal market makers may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

      FOREIGN CURRENCY TRANSLATION
      The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the current exchange rates each business day. Income and expenses denominated in foreign currencies are translated at current exchange rates when accrued or incurred. The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of foreign currencies and forward foreign currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid.

      FORWARD CURRENCY CONTRACTS
      The Fund may enter into forward currency contracts and forward cross currency contracts in connection with settling planned purchases or sales of securities or to hedge the currency exposure associated with some or all of the Fund's portfolio securities. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if there are movements in foreign currency values that are unfavorable to the Fund. At February 28, 2003, the Fund held no open forward currency contracts.

      SWAP AGREEMENTS
      The Fund may enter into swap agreements to manage its exposure to the financial markets. A swap is an agreement to exchange the return generated by one instrument for the return generated by

GMO INFLATION INDEXED BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------
      another instrument. The Fund may enter into interest rate, total return and forward swap spread lock swap agreements to manage its exposure to interest rates. Interest rate swap agreements involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Total return swap agreements involve commitments to pay interest in exchange for a market linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Forward swap spread lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the swap rate. The swap spread is the difference between the benchmark swap rate (market rate) and the specific treasury rate. In connection with these agreements, cash or securities may be set aside as collateral by the Fund's custodian in accordance with the terms of the swap agreement. The Fund earns interest on cash set aside as collateral. Swaps are marked to market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. Net payments of interest on interest rate swap agreements are included as part of interest income. These financial instruments are not actively traded on financial markets. The values assigned to these instruments are based upon the best available information and because of the uncertainty of the valuation, these values may differ significantly from the values that would have been realized had a ready market for these instruments existed, and the differences could be material. Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, or that there may be unfavorable changes in interest rates. At February 28, 2003, the Fund held no open swap agreements.

      REPURCHASE AGREEMENTS
      The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Fund and the counterparty.

GMO INFLATION INDEXED BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------
      In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters insolvency proceedings, recovery of cash by the Fund may be delayed or limited.

      REVERSE REPURCHASE AGREEMENTS
      The Fund may enter into reverse repurchase agreements with certain banks and broker/dealers whereby the Fund sells portfolio assets concurrent with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. In connection with these agreements, the Fund establishes segregated accounts with its custodian in which the Fund maintains cash, U.S. Government securities or other liquid high grade debt obligations in the name of the counterparty equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities the Fund sold may decline below the price at which it is obligated to repurchase them under the agreement. At February 28, 2003, the Fund had entered into a reverse repurchase agreement having a market value of $34,619,128, collateralized by a security with a market value of $35,311,511. See Note 6 for a summary of open reverse repurchase agreements as of February 28, 2003.

      SECURITY LENDING
      The Fund may lend its securities to certain qualified brokers. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of loss with respect to the investment of the collateral, the risk of delay in recovery or loss of rights in the collateral should the borrower of the securities fail financially. The Fund receives compensation for lending its securities. At February 28, 2003, the Fund had no securities on loan.

      STATEMENT OF CASH FLOWS
      The cash flow amount shown in the Statement of Cash Flows is the amount reported as cash in the Fund's Statement of Assets and Liabilities and represents cash on hand at its custodian at February 28, 2003.

      TAXES AND DISTRIBUTIONS
      The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary. Taxes on foreign dividend income are withheld in accordance with the applicable country's tax treaty with the United States.

GMO INFLATION INDEXED BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------

      The Fund's policy is to declare and pay distributions from net investment income semi-annually, and from net realized short-term and long-term capital gains at least annually. All distributions will be paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

      Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from U.S. GAAP. For the years ended February 28, 2002 and February 28, 2003, the tax basis of distributions paid was as follows: ordinary income -- $4,512,657 and $14,060,204, respectively and long-term capital gains -- $507,730 and $4,276,375, respectively.

      As of February 28, 2003, the components of distributable earnings on a tax basis consisted of $2,316,810 and $2,237,878 of undistributed ordinary income and undistributed long-term capital gains, respectively.

      The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 2003. This reclassification has no impact on net investment income, realized gain/loss or the net asset value of the Fund and is primarily attributable to the GMO Alpha LIBOR Fund transaction. (See Note 3) The financial highlights exclude these adjustments.

            Accumulated        Accumulated
         Undistributed Net         Net
         Investment Income    Realized Gain    Paid-in Capital
         -----------------  -----------------  ---------------
            $1,824,732         $3,767,774        $(5,592,506)

      Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

      SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
      Security transactions are accounted for on trade date. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and discounts. Non-cash dividends, if any, are recorded at fair market value of the securities received. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis. Interest income on U.S. Treasury inflation indexed securities is accrued daily based upon the inflation adjusted principal. Additionally, any increase in the principal or face amount of the securities is recorded as interest income.

GMO INFLATION INDEXED BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------

      EXPENSES
      The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

2.    FEES AND OTHER TRANSACTIONS WITH AFFILIATES

      GMO earns a management fee paid monthly at the annual rate of .10% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on the average daily net assets at the annual rate of .15% for Class III shares.

      GMO has entered into a binding agreement effective until at least
      June 30, 2003 to reimburse the Fund to the extent that the Fund's total annual operating expenses (excluding shareholder service fees, fees and expenses of the independent Trustees of the Trust (including legal fees), brokerage commissions and other investment-related costs, hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes), securities lending fees and expenses, interest expense and transfer taxes) exceed the management fee.

      The Fund incurs fees and expenses indirectly as a shareholder in GMO Alpha LIBOR Fund and GMO Short-Duration Collateral Fund. For the year ended February 28, 2003, indirect operating expenses (excluding investment-related expenses) were 0.001% of the Fund's average daily net assets, and indirect investment-related expenses (including, but not limited to, interest expense, foreign audit expense, and investment-related legal expense) were 0.003% of the Fund's average daily net assets.

      As of February 28, 2003, a signficant portion of the Fund's shares were held by accounts for which the Manager has investment discretion.

      The Fund's portion of the fee paid by the Trust to the independent Trustees during the year ended February 28, 2003 was $5,162. No remuneration is paid to any Trustee or officer who is affiliated with the Manager.

GMO INFLATION INDEXED BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------

3.    PURCHASES AND SALES OF SECURITIES

      For the year ended February 28, 2003, cost of purchases and proceeds from sales of investments, other than short-term obligations, were as follows:

                                                                   Purchases       Sales
                                                                  ------------  ------------
         U.S. Government securities                               $228,832,269  $120,546,952
         Investments (non-U.S. Government securities)              105,746,756    72,706,038

      At February 28, 2003, the cost for U.S. federal income tax purposes and gross unrealized appreciation and depreciation in value of investments were as follows:

                         Gross Unrealized  Gross Unrealized  Net Unrealized
         Aggregate Cost    Appreciation      Depreciation     Appreciation
         --------------  ----------------  ----------------  --------------
          $311,165,888     $20,232,359        $(903,452)      $19,328,907

4.    PRINCIPAL SHAREHOLDERS

      At February 28, 2003, 42.8% of the outstanding shares of the Fund were held by three shareholders, each holding in excess of 10% of the Fund's outstanding shares. Investment activities of these shareholders may have a material effect on the Fund.

5.    SHARE TRANSACTIONS

      The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                                               Year Ended                 Year Ended
                                                            February 28, 2003          February 28, 2002
                                                        -------------------------  -------------------------
                                                          Shares        Amount       Shares        Amount
         Class III:                                     -----------  ------------  -----------  ------------
         Shares sold                                     15,785,072  $177,127,387    9,048,815  $ 99,841,544
         Shares issued to shareholders in reinvestment
           of distributions                               1,440,111    16,057,246      435,023     4,642,847
         Shares repurchased                              (7,316,454)  (85,045,692)  (1,865,029)  (20,268,234)
                                                        -----------  ------------  -----------  ------------
         Net increase                                     9,908,729  $108,138,941    7,618,809  $ 84,216,157
                                                        ===========  ============  ===========  ============

GMO INFLATION INDEXED BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------

6.    FINANCIAL INSTRUMENTS

      A summary of outstanding financial instruments at February 28, 2003 is as follows:

      REVERSE REPURCHASE AGREEMENT

         Face Value                         Description                        Market Value
         -----------  -------------------------------------------------------  ------------
                      Barclays Bank, 1.24%, dated 2/21/03, to be repurchased
         $34,619,128  on demand, at face value, plus accrued interest.         $34,619,128
                                                                               ===========

         Average balance outstanding                                   $25,068,147
         Average interest rate                                                1.53%
         Maximum balance outstanding                                   $72,119,500
         Average shares outstanding                                     20,974,918
         Average balance per share outstanding                                1.20

      Average balance outstanding was calculated based on daily balances outstanding during the period that the Fund had entered into reverse repurchase agreements.

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE TRUSTEES OF GMO TRUST AND THE SHAREHOLDERS OF
GMO INFLATION INDEXED BOND FUND

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Inflation Indexed Bond Fund (the "Fund") (a series of GMO Trust) at February 28, 2003, and the results of its operations, the changes in its net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 15, 2003

GMO INFLATION INDEXED BOND FUND
(A SERIES OF GMO TRUST)
FEDERAL TAX INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

      For the fiscal year ended February 28, 2003, all of the Fund's distributions are from investment company taxable income, except that the Fund designated 23.32% of distributions as net capital gain dividends.

TRUSTEES AND OFFICERS (UNAUDITED)
The following tables list the Trust's Trustees and officers; their address and age; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information includes additional information about the Trust's trustees and is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

INDEPENDENT TRUSTEES:

                                                                                                   Number of
                                                                                                 Portfolios in
                                                        Term of              Principal               Fund
                                                     Office(1) and         Occupation(s)            Complex           Other
              Name, Address,         Position(s)       Length of            During Past            Overseen       Directorships
                 and Age           Held with Fund     Time Served           Five Years            by Trustee     Held by Trustee
         ------------------------  ---------------  ---------------  -------------------------  ---------------  ---------------
         Jay O. Light              Trustee of the   Since May 1996   Professor of Business            39         *(2)
         c/o GMO Trust             Trust                             Administration and Senior
         40 Rowes Wharf                                              Associate Dean, Harvard
         Boston, MA 02110                                            University.
         Age: 61
         Donald W. Glazer, Esq.    Trustee of the   Since December   Advisory Counsel, Goodwin        39         None
         c/o GMO Trust             Trust            2000             Procter LLP; Secretary
         40 Rowes Wharf                                              and Consultant,
         Boston, MA 02110                                            Provant, Inc. (provider
         Age: 58                                                     of performance
                                                                     improvement training
                                                                     services and products)
                                                                     (1998 - present);
                                                                     Consultant -- Business
                                                                     and Law.

 1 Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.
 2 Mr. Light is a director of Harvard Management Company, Inc. and Security Capital European Realty. Neither of these companies has a class of securities registered pursuant to Section 12 of the Securities Exchange Act or subject to the requirements of Section 15(d) of the Act and neither of these companies is a registered investment company.

INTERESTED TRUSTEES:

                                                                                                   Number of
                                                                                                 Portfolios in
                                                        Term of              Principal               Fund
                                                     Office(1) and         Occupation(s)            Complex           Other
              Name, Address,         Position(s)       Length of            During Past            Overseen       Directorships
                 and Age           Held with Fund     Time Served           Five Years            by Trustee     Held by Trustee
         ------------------------  ---------------  ---------------  -------------------------  ---------------  ---------------

         R. Jeremy Grantham(3)     Chairman of the  Since September  Member, Grantham, Mayo,          39              None
         c/o GMO Trust             Board of         1985. President  Van Otterloo & Co. LLC.
         40 Rowes Wharf            Trustees of the  from February
         Boston, MA 02110          Trust            2002 - October
         Age: 64                                    2002.

 1 Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.
 3 Trustee is deemed to be an "interested person" of the Trust and Grantham, Mayo, Van Otterloo & Co. LLC, as defined by the 1940 Act.

PRINCIPAL OFFICERS:

                                                                  Term of
                                                               Office(4) and                Principal Occupation(s)
                    Name, Address,              Position(s)      Length of                        During Past
                       and Age                 Held with Fund   Time Served                        Five Years
         ------------------------------------  --------------  --------------  --------------------------------------------------
         Scott Eston                           President and   President and   Chief Financial Officer (1997 - present), Chief
         c/o GMO Trust                         Chief           Chief           Operating Officer (2000 - present) and Member,
         40 Rowes Wharf                        Executive       Executive       Grantham, Mayo, Van Otterloo & Co. LLC.
         Boston, MA 02110                      Officer of the  Officer since
         Age: 47                               Trust           October 2002;
                                                               Vice President
                                                               from August
                                                               1998 -
                                                               October 2002.
         Susan Randall Harbert                 Chief           Chief           Member, Grantham, Mayo, Van Otterloo & Co. LLC.
         c/o GMO Trust                         Financial       Financial
         40 Rowes Wharf                        Officer and     Officer Since
         Boston, MA 02110                      Treasurer of    February 2000;
         Age: 45                               the Trust       Treasurer
                                                               since February
                                                               1998.
         Brent Arvidson                        Assistant       Since           Senior Fund Administrator, Grantham, Mayo, Van
         c/o GMO Trust                         Treasurer of    September       Otterloo & Co. LLC.
         40 Rowes Wharf                        the Trust       1998.
         Boston, MA 02110
         Age: 33
         William R. Royer, Esq.                Vice President  Vice President  General Counsel, Anti-Money Laundering Reporting
         c/o GMO Trust                         and Clerk of    since February  Officer (July 2002 - February 2003) and Member,
         40 Rowes Wharf                        the Trust       1997; Clerk     Grantham, Mayo, Van Otterloo & Co. LLC.
         Boston, MA 02110                                      since March
         Age: 37                                               2001; May
                                                               1999 - August
                                                               1999.
         Elaine M. Hartnett, Esq.              Vice President  Vice President  Associate General Counsel, Grantham, Mayo, Van
         c/o GMO Trust                         and Secretary   since August    Otterloo & Co. LLC (June 1999 - present);
         40 Rowes Wharf                        of the Trust    1999;           Associate/ Junior Partner, Hale and Dorr LLP
         Boston, MA 02110                                      Secretary       (1991 - 1999).
         Age: 58                                               since March
                                                               2001.
         Julie Perniola                        Vice President  Since February  Anti-Money Laundering Reporting Officer (February
         c/o GMO Trust                         and Anti-       2003.           2003 - present) and Compliance Officer, Grantham,
         40 Rowes Wharf                        Money                           Mayo, Van Otterloo & Co. LLC.
         Boston, MA 02110                      Laundering
         Age: 32                               Compliance
                                               Officer

 4 Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

GMO INTERNATIONAL DISCIPLINED EQUITY FUND
(A SERIES OF GMO TRUST)
ANNUAL REPORT
FEBRUARY 28, 2003

GMO INTERNATIONAL DISCIPLINED EQUITY FUND
(A SERIES OF GMO TRUST)
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT

Day-to-day management of the Fund's portfolio is the responsibility of the International Quantitative Division at Grantham, Mayo, Van Otterloo & Co. LLC.

MANAGEMENT DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

Class III shares of GMO International Disciplined Equity Fund returned -8.3% for the fiscal year ended February 28, 2003. This was +9.2% ahead of the MSCI EAFE Index, which returned -17.5% over the same period.

International stocks, like the U.S. market, suffered their third straight year of negative returns in 2002. World equity markets were hit by the continued global economic slowdown which came on top of valuation levels that remained high by historical standards. With the addition of corporate governance scandals and a perilous geopolitical situation, these factors combined to produce the worst bear market since 1974.

In U.S. dollar terms, foreign stocks fared slightly better than domestic equities. The EAFE Index outperformed the S&P 500 (which returned -22.7%) solely due to weakness in the dollar. Foreign investors have been slowing their inflows on declining confidence in the U.S. economy. With the continued large U.S. trade deficit and lower U.S. interest rates, this seems to have put an end to the long post 1995 dollar rally.

In local currency terms, European markets fell even further than the U.S. Germany led the way down, with that country's DAX index falling a Nasdaq-like -44% in calendar year 2002. Europe continued to suffer from the unraveling of the "TMT" bubble in the technology, media, and telecommunications sectors. Faith has all but vanished that 3rd generation mobile phone technology will deliver pots of gold to these sectors. The insurance sector suffered from a brutal combination of rising liabilities for natural (and unnatural) disasters with deteriorating asset values as equity holdings declined in value. There were questions about the viability of the Eurozone as a single currency region and the appropriateness of its stability pact, which limits government deficits. Adhering to this pact means, for example, that Germany has neither fiscal policy nor monetary policy (now ceded to the ECB) available to stimulate its economy.

In Japan, frustration continued to mount over the lack of reform. GDP growth is stagnant and some economic indicators forecast a return to recession in 2003. The solvency of the financial sector remains a concern, and several big banks have been forced to raise additional capital at the expense of current shareholders. Prime Minister Koizumi appeared to practice business as usual with the appointment of an establishment candidate to head the central bank. And the strength of the yen against the U.S. dollar poses problems for exporters. Despite the fact that the Nikkei 225 index hit a 20-year low, Japan was the best performing major market. The MSCI Japan index fell "only" by 10%, as the decline was at least somewhat anticipated in the prices.

Within this difficult environment, GMO's disciplined investment approach produced strong relative performance. The focus on higher quality, reasonably valued stocks helped ease the pain.

GMO INTERNATIONAL DISCIPLINED EQUITY FUND
(A SERIES OF GMO TRUST)
--------------------------------------------------------------------------------

Generally the most defensive sectors performed strongest in these times of uncertainty. Utility stocks led the way, and telecommunications stocks and consumer staples also outperformed the benchmark (though all sectors fell in absolute terms). Energy stocks outperformed only slightly despite a run up in oil prices to nearly $40/barrel. The outperformance of the telecommunications sector came after two dismal years, as share prices have fallen enough that the basic revenue from the traditional business is providing some valuation support even as hopes of future growth dissipate. Technology stocks performed the worst of the major sectors. Sector allocation was a modest benefit to the portfolio, predominantly from an overweight position in electric utilities.

Country allocation was also a positive, as the portfolio benefited from overweights in some of the smaller markets that performed relatively well. Austria was the most notable of these as overweighting that market, which managed positive absolute return, added close to a percentage point of relative return. Allocations to Canada and the Pacific region outside Japan were also positive as those regions enjoyed relatively strong economic growth. Currency allocation was also positive as the portfolio benefited not just in absolute terms from not holding the U.S. dollar, but also in relative terms from overweighting the euro and other continental currencies at the expense of the pound and yen.

OUTLOOK

The silver lining to the pain of a tough bear market is that the bad news is now out in the open. With lower stock prices, dividend yields are now meaningful and there is a lower hurdle on earnings growth required to deliver capital gains. Also, many CEOs have been replaced by a more prudent generation focused on reducing debt and other more conservative means of enhancing shareholder value. Lower valuations and continued dollar weakness position international equities both to enjoy positive returns and to outperform the U.S. market.

THE VIEWS EXPRESSED HEREIN ARE EXCLUSIVELY THOSE OF GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC MANAGEMENT AS OF THE DATE OF THIS REPORT AND ARE SUBJECT TO CHANGE. THEY ARE NOT MEANT AS INVESTMENT ADVICE.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC


 COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
GMO INTERNATIONAL DISCIPLINED EQUITY FUND CLASS III SHARES
     AND THE MSCI EAFE INDEX AS OF FEBRUARY 28, 2003        GMO INTERNATIONAL DISCIPLINED EQUITY FUND  MSCI EAFE INDEX
1/29/2002                                                                                     $10,000          $10,000
3/31/2002                                                                                     $10,755          $10,592
6/30/2002                                                                                     $11,085          $10,367
9/30/2002                                                                                      $9,302           $8,321
12/31/2002                                                                                     $9,796           $8,858
2/28/2003                                                                                      $9,355           $8,294

AVERAGE ANNUAL TOTAL RETURN
                                     SINCE INCEPTION
                             1 YEAR     1/29/2002
Class III                    -8.28%           -5.97%

Performance shown is net of all fees after reimbursement from the manager. Returns and net asset values of fund investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. Past performance is not indicative of future performance. Information is unaudited.

GMO INTERNATIONAL DISCIPLINED EQUITY FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2003

   SHARES      DESCRIPTION                                               VALUE ($)
------------------------------------------------------------------------------------
               COMMON STOCKS -- 94.6%
               AUSTRALIA -- 4.2%
       29,713  Australia and New Zealand Banking Group Ltd                   296,074
       11,485  Commonwealth Bank of Australia                                171,036
       34,371  CSR Ltd                                                       135,577
       98,743  General Property Trust Units                                  165,984
       13,869  Leighton Holdings Ltd                                          75,663
       42,800  National Australia Bank Ltd                                   750,625
       33,234  Orica Ltd                                                     165,983
       66,141  Qantas Airways Ltd                                            123,624
       16,314  St. George Bank Ltd                                           174,243
       30,020  TABCORP Holdings Ltd                                          182,176
       94,880  Telstra Corp Ltd                                              230,312
       86,993  Westfield Trust Units                                         171,045
       36,771  Woodside Petroleum Ltd                                        242,112
                                                                        ------------
                                                                           2,884,454
                                                                        ------------
               AUSTRIA -- 4.1%
       10,500  Austrian Airlines*                                             72,428
        1,600  Bau Holdings AG                                               118,127
        2,800  Boehler Uddeholm (Bearer)                                     139,666
        2,500  Brau Union AG                                                 180,531
        5,613  Erste Bank Der Oesterreichischen Sparkassen AG                375,686
        3,600  Flughafen Wien AG                                             130,371
          513  Generali Holding Vienna AG                                     86,254
        3,800  Mayr-Melnhof Karton AG (Bearer)                               297,425
        2,900  Oesterreichische Brau Beteiligungs AG                         237,078
        5,474  OMV AG                                                        591,463
       18,737  Telekom Austria AG*                                           197,505
        4,200  VA Technologie AG (Bearer)                                     65,638
          927  Verbund-Oesterreichische Elektrizitaetswirtschafts AG          82,238
        3,803  Voestalpine AG                                                 90,790
        8,900  Wienerberger AG                                               151,656
                                                                        ------------
                                                                           2,816,856
                                                                        ------------
               BELGIUM -- 2.1%
       11,899  Almanij NV                                                    383,075
        1,988  Bekaert SA                                                     70,172
        1,284  Electrabel SA                                                 322,448
       10,186  Fortis B                                                      139,427

              See accompanying notes to the financial statements.              1

GMO INTERNATIONAL DISCIPLINED EQUITY FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2003

   SHARES      DESCRIPTION                                               VALUE ($)
------------------------------------------------------------------------------------
               BELGIUM -- CONTINUED
        9,405  KBC Bancassurance Holding                                     284,233
        3,547  Solvay Et Cie                                                 210,263
                                                                        ------------
                                                                           1,409,618
                                                                        ------------
               CANADA -- 1.5%
       11,000  Bank of Montreal                                              310,109
        9,200  EnCana Corp                                                   300,244
        2,400  Magna International Inc                                       133,226
        7,000  Royal Bank of Canada                                          272,990
                                                                        ------------
                                                                           1,016,569
                                                                        ------------
               DENMARK -- 0.3%
           14  D/S 1912                                                       95,465
        5,125  Group 4 Falck A/S                                              80,676
                                                                        ------------
                                                                             176,141
                                                                        ------------
               FINLAND -- 0.4%
       31,900  Sampo Oyj                                                     199,415
        3,500  UPM-Kymmene Oyj                                               100,343
                                                                        ------------
                                                                             299,758
                                                                        ------------
               FRANCE -- 4.3%
        4,403  Assurances Generales de France                                121,201
       14,542  Axa                                                           177,736
       19,436  BNP Paribas                                                   804,408
        6,600  Cie de Saint-Gobain                                           199,391
        4,221  Essilor International SA                                      163,778
        6,180  L'Oreal SA                                                    398,982
        1,750  Pernod Ricard                                                 135,520
        3,061  Renault SA                                                    129,392
       11,900  Societe Generale Class A                                      638,726
          442  Unibail                                                        27,773
       29,805  Wanadoo*                                                      149,055
                                                                        ------------
                                                                           2,945,962
                                                                        ------------
               GERMANY -- 6.8%
        2,900  Adidas-Salomon AG                                             231,296
       87,200  Bankgesellschaft Berlin AG*                                   134,397

2             See accompanying notes to the financial statements.

GMO INTERNATIONAL DISCIPLINED EQUITY FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2003

   SHARES      DESCRIPTION                                               VALUE ($)
------------------------------------------------------------------------------------
               GERMANY -- CONTINUED
       20,000  BASF AG                                                       726,437
       10,300  Bayerische Motoren Werke AG                                   288,080
       15,000  Continental AG*                                               235,230
       30,800  DaimlerChrysler AG (Registered)                               939,454
        5,400  Degussa AG                                                    137,937
       20,100  E. On AG                                                      854,636
       10,200  RWE AG                                                        227,017
       12,400  Siemens AG (Registered)                                       494,495
        6,900  Sudzucker AG                                                  108,578
       26,100  Thyssen Krupp AG                                              248,674
                                                                        ------------
                                                                           4,626,231
                                                                        ------------
               HONG KONG -- 2.0%
       81,500  CLP Holdings Ltd                                              334,398
      115,000  Hang Lung Group Co Ltd                                         97,319
       50,000  Henderson Land Development Co Ltd                             141,683
      109,000  Hong Kong Electric Holdings Ltd                               415,785
       45,000  Hong Kong Land Holdings                                        55,350
      162,000  YUE Yuen Industrial Holdings*                                 301,189
                                                                        ------------
                                                                           1,345,724
                                                                        ------------
               IRELAND -- 0.8%
       14,572  Allied Irish Banks Plc                                        184,856
       22,299  Bank of Ireland                                               245,626
        7,509  Irish Life & Permanent Plc                                     73,648
                                                                        ------------
                                                                             504,130
                                                                        ------------
               ITALY -- 3.2%
       79,323  ENI-Ente Nazionale Idrocarburi SPA                          1,177,257
       19,153  RAS SPA                                                       235,538
       58,351  Telecom Italia Mobile SPA                                     262,883
       37,378  Telecom Italia SPA                                            259,845
       47,955  Telecom Italia SPA (Savings Shares)                           235,171
                                                                        ------------
                                                                           2,170,694
                                                                        ------------
               JAPAN -- 21.3%
        6,400  Acom Co Ltd                                                   210,040
        6,000  Alps Electric Co Ltd                                           73,284

              See accompanying notes to the financial statements.              3

GMO INTERNATIONAL DISCIPLINED EQUITY FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2003

   SHARES      DESCRIPTION                                               VALUE ($)
------------------------------------------------------------------------------------
               JAPAN -- CONTINUED
       17,000  Bridgestone Corp                                              191,964
       39,000  Brother Industries Ltd                                        235,204
       27,000  Canon Sales Co Inc                                            195,948
       14,600  Chubu Electric Power Co Inc                                   267,981
       10,100  Chugoku Electric Power Co Inc                                 154,458
       44,000  Cosmo Oil Co Ltd                                               59,920
       15,000  Daiichi Pharmaceuticals Co Ltd                                200,973
       26,000  Dainippon Printing Co Ltd                                     262,584
       51,000  Daiwa House Industry Co Ltd                                   289,888
           53  East Japan Railway Co                                         244,322
       31,000  Fuji Heavy Industries Ltd                                     119,569
        2,400  Hoya Corp                                                     154,079
       80,000  Itochu Corp                                                   190,823
           31  Japan Tobacco Inc                                             184,859
       24,825  JFE Holdings Inc*                                             360,537
      102,000  Kajima Corp                                                   204,474
        3,000  Kansai Electric Power                                          45,498
      175,000  Kawasaki Heavy Industries Ltd*                                152,463
       20,000  Kirin Brewery Co Ltd                                          148,023
      436,000  Kobe Steel Ltd*                                               265,528
       29,000  Komatsu Ltd                                                   111,364
        6,100  Kyushu Electric Power Co Inc                                   89,675
       22,000  Matsushita Electric Industrial Co Ltd                         195,204
       91,000  Mazda Motor Corp                                              192,430
       23,000  Minolta Co Ltd*                                               112,836
       41,000  Mitsubishi Corp                                               274,316
       54,000  Mitsubishi Electric Corp*                                     144,335
       17,000  Mitsubishi Estate Co Ltd                                      117,767
      115,000  Mitsubishi Motors*                                            279,171
           67  Mitsubishi Tokyo Finance Group Inc                            296,959
          170  Mizuho Holding Inc*                                           150,983
       63,000  Nippon Express Co Ltd                                         248,856
          117  Nippon Telegraph & Telephone Corp                             423,565
       64,000  Nissan Motor Co                                               480,169
        9,000  Nitto Denko Corp                                              252,738
       39,000  Nomura Holdings Inc                                           458,532
           90  NTT Docomo Inc*                                               169,761
        9,000  Ono Pharmaceutical Co Ltd                                     282,428
        6,200  Promise Co                                                    202,428
      171,000  Resona Holdings Inc*                                           82,444

4             See accompanying notes to the financial statements.

GMO INTERNATIONAL DISCIPLINED EQUITY FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2003

   SHARES      DESCRIPTION                                               VALUE ($)
------------------------------------------------------------------------------------
               JAPAN -- CONTINUED
        3,700  Rohm Co Ltd                                                   424,064
       14,000  Sankyo Co Ltd                                                 186,864
       76,000  Sekisui Chemical                                              190,281
       11,000  Sekisui House Ltd                                              77,598
        4,700  Shikoku Electric Power                                         72,552
       63,000  Shimizu Corp                                                  155,069
        3,000  Shin-Etsu Chemical Co Ltd                                      98,203
       14,000  Shiseido Co Ltd                                               162,351
        3,000  Showa Shell Sekiyu                                             19,818
        3,300  SMC Corp                                                      252,612
       19,000  Sony Corp                                                     721,590
      503,000  Sumitomo Metal Industries*                                    221,239
           41  Sumitomo Mitsui Financial Group Inc*                           95,716
       13,000  Suzuki Motor Corp                                             148,446
      113,000  Taiheiyo Cement Corp                                          188,293
      122,000  Taisei Corp                                                   229,089
       17,000  Taisho Pharmaceutical Co Ltd                                  248,475
       17,000  Takeda Chemical Industries Ltd                                626,940
        5,850  Takefuji Corp                                                 289,964
        5,800  Tohoku Electric Power Co Inc                                   84,038
       11,000  Tokyo Electric Power                                          211,673
       21,000  Tokyu Corp                                                     68,742
       17,000  Toppan Printing Co Ltd                                        117,048
       91,000  Toshiba Corp*                                                 264,783
       16,000  Toyota Motor Corp                                             375,555
        4,600  Uni-Charm Corp                                                174,701
                                                                        ------------
                                                                          14,484,084
                                                                        ------------
               NETHERLANDS -- 4.4%
       49,510  ABN Amro Holdings NV                                          787,088
       56,320  Aegon NV                                                      603,982
        2,876  DSM NV                                                        105,547
       24,769  Koninklijke Philips Electronics NV                            413,254
      125,111  Ron KPN NV*                                                   829,294
        4,532  Unilever NV                                                   256,929
          410  Wolters Kluwer NV                                               5,670
                                                                        ------------
                                                                           3,001,764
                                                                        ------------

              See accompanying notes to the financial statements.

GMO INTERNATIONAL DISCIPLINED EQUITY FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2003

   SHARES      DESCRIPTION                                               VALUE ($)
------------------------------------------------------------------------------------
               NEW ZEALAND -- 0.2%
       55,263  Telecom Corp of New Zealand                                   129,497
                                                                        ------------
               NORWAY -- 1.8%
       37,500  DNB Holdings Class A                                          141,834
        4,950  Elkem AS Class A                                               89,811
       12,580  Norsk Hydro AS                                                481,952
        6,800  Orkla ASA                                                      94,905
       56,100  Statoil ASA                                                   430,632
                                                                        ------------
                                                                           1,239,134
                                                                        ------------
               PORTUGAL -- 0.3%
       34,507  Electricidade de Portugal SA                                   52,812
       25,337  Portugal Telecom SA                                           162,484
                                                                        ------------
                                                                             215,296
                                                                        ------------
               SINGAPORE -- 0.4%
        3,000  Great Eastern Holdings Ltd                                     14,662
        1,798  Haw Par Corp Ltd                                                3,577
       28,000  Singapore Airlines Ltd                                        152,143
       11,000  Singapore Press Holdings Ltd                                  115,114
                                                                        ------------
                                                                             285,496
                                                                        ------------
               SPAIN -- 3.6%
       14,526  Altadis SA                                                    344,278
       14,600  CIA ESP Petroleos                                             298,982
       32,270  Endesa SA                                                     386,065
       10,300  Gas Natural SDG SA                                            202,044
       53,475  Repsol YPF SA                                                 749,260
       11,842  Telefonica Moviles SA*                                         75,942
       39,174  Telefonica SA*                                                379,996
                                                                        ------------
                                                                           2,436,567
                                                                        ------------
               SWEDEN -- 1.2%
        7,100  Electrolux AB                                                 123,076
        8,850  Hennes & Mauritz AB                                           186,693
       41,500  Nordea AB                                                     180,944
        9,300  Sandvik AB                                                    215,313

6             See accompanying notes to the financial statements.

GMO INTERNATIONAL DISCIPLINED EQUITY FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2003

   SHARES      DESCRIPTION                                               VALUE ($)
------------------------------------------------------------------------------------
               SWEDEN -- CONTINUED
       28,500  TeliaSonera AB                                                 95,793
                                                                        ------------
                                                                             801,819
                                                                        ------------
               SWITZERLAND -- 7.8%
        5,944  Logitech International SA*                                    199,229
       54,257  Novartis AG                                                 1,992,624
        4,559  Roche Holding AG (Bearer)                                     438,753
       24,083  Roche Holding AG (Genusschein)                              1,446,578
        4,035  Swiss Reinsurance Co                                          217,223
        2,533  Swisscom AG                                                   752,802
        1,060  ZKB Finanz Vision AG*                                          86,379
        2,076  Zurich Financial Services AG                                  176,062
                                                                        ------------
                                                                           5,309,650
                                                                        ------------
               UNITED KINGDOM -- 23.9%
       52,100  Abbey National Plc                                            320,045
       17,100  Alliance & Leicester Plc                                      208,740
        6,340  Alliance Unichem Plc                                           39,196
       34,330  Associated British Food                                       274,421
       13,367  AstraZeneca Plc                                               431,193
       52,239  Aviva Plc                                                     325,630
       23,632  BAA Plc                                                       161,175
      100,400  Barclays Plc                                                  580,374
       86,170  BG Group Plc                                                  332,190
       55,300  Boots Group Plc                                               472,098
       31,934  BP Plc                                                        201,197
       66,267  British American Tobacco                                      647,138
      317,374  BT Group Plc                                                  817,330
      125,500  Corus Group Plc*                                               34,593
       43,400  Diageo Plc                                                    430,664
       20,721  Gallaher Group Plc                                            203,333
       51,300  GUS Plc                                                       410,073
       55,023  HBOS Plc                                                      573,734
       59,715  HSBC Holdings Plc                                             643,351
       37,869  Imperial Chemical Industries Plc                               90,664
       25,591  Imperial Tobacco Group Plc                                    399,255
      145,055  Invensys Plc                                                   36,556
      123,552  Kingfisher Plc                                                445,163
       16,492  Land Securities Group Plc                                     193,266

              See accompanying notes to the financial statements.              7

GMO INTERNATIONAL DISCIPLINED EQUITY FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2003

   SHARES      DESCRIPTION                                               VALUE ($)
------------------------------------------------------------------------------------
               UNITED KINGDOM -- CONTINUED
      113,033  Lloyds TSB Group Plc                                          630,255
       72,731  Marks & Spencer Group Plc                                     349,977
       92,019  National Grid Transco Plc                                     591,352
       23,272  Next Plc                                                      293,246
       10,750  Premier Farnell Plc                                            24,975
       23,955  Reckitt Benckiser Plc                                         377,692
       39,916  Reed Elsevier Plc                                             291,410
       45,076  Rentokil Initial Plc                                          129,751
      151,605  Rolls-Royce                                                   189,840
      137,106  Royal & Sun Alliance Insurance Group                          154,408
       25,932  Royal Bank of Scotland Group                                  593,485
       25,368  Sainsbury (J)                                                  92,701
       31,204  Scottish & Newcastle Plc                                      165,142
       40,276  Scottish & Southern Energy Plc                                399,664
       80,009  Scottish Power Plc                                            459,351
      179,961  Shell Transport & Trading (Registered)                      1,042,412
       32,358  Six Continents Plc                                            315,486
       34,888  Smith & Nephew Plc                                            201,125
       47,200  Tate & Lyle                                                   206,492
       42,734  THUS Group Plc*                                                 5,742
       10,253  United Utilities                                               95,282
      642,773  Vodafone Group Plc                                          1,151,641
        5,818  Whitbread Plc                                                  47,744
       24,580  Wolseley                                                      193,967
                                                                        ------------
                                                                          16,274,519
                                                                        ------------

               TOTAL COMMON STOCKS (COST $71,102,219)                     64,373,963
                                                                        ------------
               PREFERRED STOCKS -- 0.4%
               AUSTRALIA -- 0.1%
       20,806  News Corporation Ltd 0.93%                                    107,827
                                                                        ------------
               GERMANY -- 0.3%
        1,800  RWE AG 4.35%                                                   36,473
        5,300  Volkswagen AG 5.30%                                           155,376
                                                                        ------------
                                                                             191,849
                                                                        ------------

               TOTAL PREFERRED STOCKS (COST $342,604)                        299,676
                                                                        ------------

              See accompanying notes to the financial statements.
8

GMO INTERNATIONAL DISCIPLINED EQUITY FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2003

PAR VALUE ($)  DESCRIPTION                                               VALUE ($)
------------------------------------------------------------------------------------
               SHORT-TERM INVESTMENTS -- 3.3%
               CASH EQUIVALENTS -- 2.1%
$   1,400,000  Bank of Scotland Time Deposit, 1.31%, due 3/03/03           1,400,000
                                                                        ------------
               U.S. GOVERNMENT -- 1.2%
      850,000  U.S. Treasury Bill, 1.19%, due 4/24/03(a)                     848,477
                                                                        ------------

               TOTAL SHORT-TERM INVESTMENTS (COST $2,248,477)              2,248,477
                                                                        ------------
               TOTAL INVESTMENTS -- 98.3%
               (Cost $73,693,300)                                         66,922,116

               Other Assets and Liabilities (net) -- 1.7%                  1,124,513
                                                                        ------------
               TOTAL NET ASSETS -- 100.0%                               $ 68,046,629
                                                                        ============

               NOTES TO SCHEDULE OF INVESTMENTS:

 *    Non-income producing security.

 (a) All or a portion of this security is held as collateral for open futures contracts (Note 6).

              See accompanying notes to the financial statements.              9

GMO INTERNATIONAL DISCIPLINED EQUITY FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- INDUSTRY SECTOR SUMMARY
(SHOWING PERCENTAGE OF EQUITY INVESTMENTS)
FEBRUARY 28, 2003 (UNAUDITED)

At February 28, 2003, industry sector diversification of the Fund's equity investments was as follows:

INDUSTRY SECTOR
--------------------------------------------------------------------
Financials                                                     23.3%
Consumer Discretionary                                         13.9
Health Care                                                     9.7
Telecommunication Services                                      9.5
Energy                                                          9.2
Consumer Staples                                                8.8
Industrials                                                     8.4
Utilities                                                       8.3
Materials                                                       6.1
Information Technology                                          2.8
                                                              -----
                                                              100.0%
                                                              =====

10            See accompanying notes to the financial statements.

GMO INTERNATIONAL DISCIPLINED EQUITY FUND
(A SERIES OF GMO TRUST)
STATEMENT OF ASSETS AND LIABILITIES -- FEBRUARY 28, 2003
--------------------------------------------------------------------------------

ASSETS:
   Investments, at value (cost $73,693,300) (Note 1)          $66,922,116
   Cash                                                            71,266
   Foreign currency, at value (cost $158,008) (Note 1)            157,463
   Dividends and interest receivable                              108,494
   Foreign taxes receivable                                        59,541
   Receivable for open forward foreign currency contracts
    (Notes 1 and 6)                                             1,918,959
   Receivable for expenses reimbursed by Manager (Note 2)           4,564
                                                              -----------

      Total assets                                             69,242,403
                                                              -----------

LIABILITIES:
   Payable to affiliate for (Note 2):
      Management fee                                               21,117
      Shareholder service fee                                       7,919
   Payable for open forward foreign currency contracts
    (Notes 1 and 6)                                             1,097,369
   Payable for variation margin on open futures contracts
    (Notes 1 and 6)                                                   938
   Accrued expenses                                                68,431
                                                              -----------

      Total liabilities                                         1,195,774
                                                              -----------
NET ASSETS                                                    $68,046,629
                                                              ===========

NET ASSETS CONSIST OF:
   Paid-in capital                                            $77,030,287
   Accumulated undistributed net investment income                121,850
   Accumulated net realized loss                               (3,112,728)
   Net unrealized depreciation                                 (5,992,780)
                                                              -----------
                                                              $68,046,629
                                                              ===========

NET ASSETS ATTRIBUTABLE TO:
   Class III shares                                           $68,046,629
                                                              ===========

SHARES OUTSTANDING:
   Class III                                                    3,771,687
                                                              ===========

NET ASSET VALUE PER SHARE:
   Class III                                                  $     18.04
                                                              ===========

              See accompanying notes to the financial statements.             11

GMO INTERNATIONAL DISCIPLINED EQUITY FUND
(A SERIES OF GMO TRUST)
STATEMENT OF OPERATIONS -- YEAR ENDED FEBRUARY 28, 2003
--------------------------------------------------------------------------------

INVESTMENT INCOME:
   Dividends (net of withholding taxes of $226,575)           $ 1,670,938
   Interest                                                        45,532
                                                              -----------

      Total income                                              1,716,470
                                                              -----------
EXPENSES:
   Management fee (Note 2)                                        289,406
   Custodian fees                                                 208,105
   Audit fees                                                      33,112
   Transfer agent fees                                             27,202
   Registration fees                                                6,826
   Legal fees                                                       3,835
   Trustees fees and related expenses (Note 2)                      1,498
   Miscellaneous                                                    1,908
   Fees reimbursed by Manager (Note 2)                           (280,639)
                                                              -----------
                                                                  291,253
   Shareholder service fee (Note 2) - Class III                   108,527
                                                              -----------
      Net expenses                                                399,780
                                                              -----------

            Net investment income                               1,316,690
                                                              -----------

REALIZED AND UNREALIZED GAIN (LOSS):
   Net realized gain (loss) on:
      Investments                                              (2,401,540)
      Closed futures contracts                                   (652,489)
      Foreign currency, forward contracts and foreign
      currency related transactions                             1,289,891
                                                              -----------

         Net realized loss                                     (1,764,138)
                                                              -----------

   Change in net unrealized appreciation (depreciation) on:
      Investments                                              (7,666,311)
      Open futures contracts                                      (78,132)
      Foreign currency, forward contracts and foreign
      currency related transactions                               812,539
                                                              -----------

         Net unrealized loss                                   (6,931,904)
                                                              -----------

      Net realized and unrealized loss                         (8,696,042)
                                                              -----------

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS          $(7,379,352)
                                                              ===========

12            See accompanying notes to the financial statements.

GMO INTERNATIONAL DISCIPLINED EQUITY FUND
(A SERIES OF GMO TRUST)
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                            PERIOD FROM JANUARY 29, 2002
                                                            YEAR ENDED      (COMMENCEMENT OF OPERATIONS)
                                                         FEBRUARY 28, 2003   THROUGH FEBRUARY 28, 2002
                                                         -----------------  ----------------------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
   Net investment income                                    $ 1,316,690             $    53,760
   Net realized loss                                         (1,764,138)                (11,583)
   Change in net unrealized appreciation (depreciation)      (6,931,904)                939,124
                                                            -----------             -----------

   Net increase (decrease) in net assets from
    operations                                               (7,379,352)                981,301
                                                            -----------             -----------
Distributions to shareholders from:
   Net investment income
      Class III                                              (2,585,607)                     --
                                                            -----------             -----------
      Total distributions from net investment income         (2,585,607)                     --
                                                            -----------             -----------
   Net share transactions: (Note 5)
      Class III                                              30,930,287              46,100,000
                                                            -----------             -----------
   Increase in net assets resulting from net share
    transactions                                             30,930,287              46,100,000
                                                            -----------             -----------

      Total increase in net assets                           20,965,328              47,081,301
NET ASSETS:
   Beginning of period                                       47,081,301                      --
                                                            -----------             -----------
   End of period (including accumulated undistributed
    net investment income of $121,850 and $68,232,
    respectively)                                           $68,046,629             $47,081,301
                                                            ===========             ===========

              See accompanying notes to the financial statements.             13

GMO INTERNATIONAL DISCIPLINED EQUITY FUND
(A SERIES OF GMO TRUST)
FINANCIAL HIGHLIGHTS
(FOR A CLASS III SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------

                                                                                     PERIOD FROM
                                                                                   JANUARY 29, 2002
                                                                                    (COMMENCEMENT
                                                            YEAR ENDED          OF OPERATIONS) THROUGH
                                                         FEBRUARY 28, 2003        FEBRUARY 28, 2002
                                                         -----------------      ----------------------
NET ASSET VALUE, BEGINNING OF PERIOD                          $ 20.40                   $  20.00
                                                              -------                   --------

Income from investment operations:
   Net investment income+                                        0.37                       0.02
   Net realized and unrealized gain (loss)                      (2.03)                      0.38
                                                              -------                   --------

      Total from investment operations                          (1.66)                      0.40
                                                              -------                   --------

Less distributions to shareholders:
   From net investment income                                   (0.70)                        --
                                                              -------                   --------

      Total distributions                                       (0.70)                        --
                                                              -------                   --------
NET ASSET VALUE, END OF PERIOD                                $ 18.04                   $  20.40
                                                              =======                   ========
TOTAL RETURN(a)                                                 (8.28)%                     2.00%**

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)                          $68,047                   $ 47,081
   Net expenses to average daily net assets                      0.55%                      0.55%*
   Net investment income to average daily net assets             1.82%                      1.56%*
   Portfolio turnover rate                                         64%                         0%(b)
   Fees and expenses reimbursed by the Manager to
     average daily net assets:                                   0.39%                      1.89%*

 *    Annualized.
 **   Not annualized.
 +    Computed using average shares outstanding throughout the period.
 (a) Total return would have been lower had certain expenses not been reimbursed during the period shown.
 (b)  Portfolio turnover rate was less than 1%.

14            See accompanying notes to the financial statements.

GMO INTERNATIONAL DISCIPLINED EQUITY FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS
FEBRUARY 28, 2003
--------------------------------------------------------------------------------

1.    SIGNIFICANT ACCOUNTING POLICIES

      GMO International Disciplined Equity Fund (the "Fund"), which commenced operations on January 29, 2002, is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts Business Trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees to create an unlimited number of series ("Funds"), each of which issues a separate series of shares, and to subdivide a series of shares into classes.

      The Fund seeks high total return through investment in equity securities of non-U.S. issuers. The Fund's benchmark is the Morgan Stanley Capital International ("MSCI") EAFE Index.

      The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      PORTFOLIO VALUATION
      Portfolio securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price. Securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, and those values are then translated into U.S. dollars at the current exchange rate. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair value. Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction. A security's value may be deemed unreliable if, for example, the Manager becomes aware of information or events occurring after the close of a foreign market that would materially affect that security's value.

      FOREIGN CURRENCY TRANSLATION
      The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the current exchange rates each business day. Income and expenses denominated in foreign

GMO INTERNATIONAL DISCIPLINED EQUITY FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------
      currencies are translated at current exchange rates when accrued or incurred. The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of foreign currencies and forward foreign currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid.

      FORWARD CURRENCY CONTRACTS
      The Fund may enter into forward currency contracts in connection with settling planned purchases or sales of securities or to hedge the currency exposure associated with some or all of the Fund's portfolio securities. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if there are movements in foreign currency values that are unfavorable to the Fund. The value of the currencies the Fund has committed to buy or sell is shown under Note 6 and represents the currency exposure the Fund has acquired or hedged through currency contracts as of February 28, 2003.

      FUTURES CONTRACTS
      The Fund may purchase and sell futures contracts to manage its exposure to the financial markets. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. Upon entering into a futures contract, the Fund is required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. government and agency obligations in accordance with the initial margin requirements of the broker or exchange. In addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contracts. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is liquidated on the following business day. Gains or losses are recognized but not considered realized until the contracts expire or are

GMO INTERNATIONAL DISCIPLINED EQUITY FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------
      closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Losses may arise from the changes in the value of the underlying instrument, if there is an illiquid secondary market for the contracts, or if counterparties do not perform under the contract terms. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. See Note 6 for all open futures contracts as of February 28, 2003.

      OPTIONS
      The Fund may write call and put options on futures, securities or currencies it owns or in which it may invest. Writing put options tends to increase the Fund's exposure to the underlying instrument. Writing call options tends to decrease the Fund's exposure to the underlying instrument. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased
      (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. At February 28, 2003, there were no open written option contracts.

      The Fund may also purchase put and call options. Purchasing call options tends to increase the Fund's exposure to the underlying instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying instrument. The Fund pays a premium which is included in the Fund's Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, security or currency transaction to determine the realized gain or loss. The risk associated with purchasing put and call options is limited to the premium paid. At February 28, 2003, there were no open purchased option contracts.

      Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by a primary pricing source chosen by the Manager.

      SWAP AGREEMENTS
      The Fund may enter into swap agreements to manage its exposure to the financial markets. A swap is an agreement to exchange the return generated by one instrument for the return generated by

GMO INTERNATIONAL DISCIPLINED EQUITY FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------
      another instrument. The Fund may enter into total return swap agreements, which involve a commitment by one party in the agreement to pay interest in exchange for a market linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. The Fund may also enter into contracts for differences in which the Fund agrees with the counterparty that its return will be based on the relative performance of two different groups or "baskets" of securities, adjusted by an interest rate payment. To the extent that the relative performance of the two baskets of securities exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. In connection with these agreements, cash or securities may be set aside as collateral by the Fund's custodian in accordance with the terms of the swap agreement. The Fund earns interest on cash set aside as collateral. Swaps are marked to market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. These financial instruments are not actively traded on financial markets. The values assigned to these instruments are based upon the best available information and because of the uncertainty of the valuation, these values may differ significantly from the values that would have been realized had a ready market for these instruments existed, and the differences could be material. Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, or that there may be unfavorable changes in the price of the security or index underlying these transactions. At February 28, 2003, there were no open swap agreements.

      SECURITY LENDING
      The Fund may lend its securities to certain qualified brokers. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of loss with respect to the investment of collateral, the risk of delay in recovery or loss of rights in the collateral should the borrower of the securities fail financially. The Fund receives compensation for lending its securities. At February 28, 2003, the Fund had no securities on loan.

      TAXES AND DISTRIBUTIONS
      The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryover for U.S. federal income tax

GMO INTERNATIONAL DISCIPLINED EQUITY FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------
      purposes. Therefore, no provision for U.S. federal income or excise tax is necessary. Taxes on foreign interest and dividend income are withheld in accordance with the applicable country's tax treaty with the United States.

      The Fund's policy is to declare and pay distributions from net investment income semi-annually, and from net realized short-term and long-term capital gains at least annually. All distributions will be paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

      Dividends received by shareholders of the Fund which are derived from foreign source income and foreign taxes paid by the Fund are to be treated, to the extent allowable under the Code, as if received and paid by the shareholders of the Fund.

      The Fund may be subject to capital gains and repatriation taxes imposed by certain countries in which it invests.

      Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from U.S. GAAP. During the year ended February 28, 2003, the tax basis of distributions was paid as follows: ordinary income -- $2,585,607.

      As of February 28, 2003, the components of distributable earnings on a tax basis consisted of $761,388 of undistributed ordinary income. The temporary differences between book and tax basis distributable earnings are primarily due to foreign currency transactions.

      At February 28, 2003, the Fund had a capital loss carryforward available to offset future capital gains, if any, to the extent permitted by the Code of $1,686,686 expiring in 2011. The Fund has elected to defer to March 1, 2003 post-October capital losses of $1,388,413.

      The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 2003. This reclassification has no impact on net investment income, realized gain/loss or the net asset value of the Fund and is primarily attributable to foreign currency transactions. The financial highlights exclude these adjustments.

            Accumulated
         Undistributed Net  Accumulated Net
         Investment Income   Realized Loss
         -----------------  ---------------
            $1,322,535        $(1,322,535)

      Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

GMO INTERNATIONAL DISCIPLINED EQUITY FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------

      SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
      Security transactions are accounted for on trade date. Dividend income, net of applicable withholding taxes, is recorded on the ex-dividend date, or when the Fund is informed of the ex-dividend date, if later. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and discounts. Non-cash dividends, if any, are recorded at the fair market value of the securities received. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

      EXPENSES
      The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

      INVESTMENT RISK
      There are certain additional risks involved in investing in foreign securities that are not inherent in investments in domestic securities. These risks may involve adverse political and economic developments including the possible imposition of capital controls or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times may be more volatile than securities of comparable U.S. companies and U.S. securities markets.

2.    FEES AND OTHER TRANSACTIONS WITH AFFILIATES

      GMO earns a management fee paid monthly at the annual rate of .40% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on the average daily net assets at the annual rate of .15% for Class III shares.

      GMO has entered into a binding agreement effective until at least
      June 30, 2003 to reimburse the Fund to the extent that the Fund's total annual operating expenses (excluding shareholder service fees, fees and expenses of the independent Trustees of the Trust (including legal fees), brokerage commissions and other investment-related costs, hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes), securities lending fees and expenses, interest expense and transfer taxes) exceed the management fee.

      As of February 28, 2003, a significant portion of the Fund's shares were held by accounts for which the Manager has investment discretion.

GMO INTERNATIONAL DISCIPLINED EQUITY FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------

      The Fund's portion of the fee paid by the Trust to the independent Trustees during the year ended February 28, 2003, was $1,099. No remuneration is paid to any Trustee or officer who is affiliated with the Manager.

3.    PURCHASES AND SALES OF SECURITIES

      Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2003 aggregated $73,179,416 and $43,335,678, respectively.

      At February 28, 2003 the cost for Federal income tax purposes and gross unrealized appreciation and depreciation in value of investments held were as follows:

                         Gross Unrealized  Gross Unrealized  Net Unrealized
         Aggregate Cost    Appreciation      Depreciation     Depreciation
         --------------  ----------------  ----------------  --------------
          $73,731,676       $2,825,624       $(9,635,184)     $(6,809,560)

4.    PRINCIPAL SHAREHOLDERS

      At February 28, 2003, 95.4% of the outstanding shares of the Fund were held by two shareholders, each holding in excess of 10% of the outstanding shares of the Fund. Investment activities of these shareholders may have a material effect on the Fund.

GMO INTERNATIONAL DISCIPLINED EQUITY FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------

5.    SHARE TRANSACTIONS

      The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                                                                Period from January 29,
                                                                                          2002
                                                                                    (commencement of
                                                                                      operations)
                                                              Year Ended          through February 28,
                                                          February 28, 2003               2002
                                                        ----------------------  ------------------------
                                                         Shares      Amount       Shares       Amount
                                                        ---------  -----------  ----------  ------------
         Class III:
         Shares sold                                    1,412,193  $29,960,294  2,308,021   $46,100,000
         Shares issued to shareholders in reinvestment
           of distributions                                51,473      969,993         --            --
         Shares repurchased                                    --           --         --            --
                                                        ---------  -----------  ---------   -----------
         Net increase                                   1,463,666  $30,930,287  2,308,021   $46,100,000
                                                        =========  ===========  =========   ===========

      The Fund was formed on January 29, 2002 with a $12,023,655 purchase and an initial taxable contribution of securities in-kind, which had a market value of $34,076,345 on the date of contribution.

GMO INTERNATIONAL DISCIPLINED EQUITY FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------

6.    FINANCIAL INSTRUMENTS

      A summary of outstanding financial instruments at February 28, 2003 is as follows:

      FORWARD CURRENCY CONTRACTS

                                                                        Net Unrealized
         Settlement                                                      Appreciation
            Date     Deliver/Receive   Units of Currency     Value      (Depreciation)
         ----------  ----------------  -----------------  ------------  --------------

            Buys
           4/28/03   AUD                     1,457,195     $  879,581    $    85,410
           4/28/03   CAD                     1,130,513        756,759         25,251
           3/28/03   CHF                     2,007,345      1,481,070        126,083
           3/28/03   DKK                    15,328,120      2,221,621        209,261
           3/28/03   EUR                     9,008,260      9,700,149        869,512
           3/28/03   GBP                       776,204      1,220,640         16,720
           4/28/03   HKD                     8,969,748      1,149,914          1,820
           4/28/03   JPY                   188,308,400      1,596,136         51,934
           3/28/03   NOK                    11,558,250      1,608,472         78,575
           4/28/03   NZD                     1,659,012        917,100        112,909
           3/28/03   SEK                    34,332,240      4,028,068        335,244
           4/28/03   SGD                     2,267,526      1,304,919          6,240
                                                                         -----------
                                                                         $ 1,918,959
                                                                         ===========

           Sales
           4/28/03   CAD                     1,329,797     $  890,159    $   (48,257)
           3/28/03   CHF                       589,280        434,786        (34,786)
           3/28/03   EUR                     5,914,990      6,369,297       (443,628)
           3/28/03   GBP                     2,905,301      4,568,808        (72,825)
           4/28/03   HKD                    13,261,160      1,700,069         (2,611)
           4/28/03   JPY                   670,719,700      5,685,141       (220,495)
           3/28/03   NOK                     4,766,460        663,311        (39,633)
           4/28/03   NZD                       834,202        461,146        (66,318)
           3/28/03   SEK                    14,804,725      1,736,981       (136,904)
           4/28/03   SGD                     2,660,603      1,531,128        (31,912)
                                                                         -----------
                                                                         $(1,097,369)
                                                                         ===========

GMO INTERNATIONAL DISCIPLINED EQUITY FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------

      CURRENCY ABBREVIATIONS:

       AUD - Australian Dollar
       CAD - Canadian Dollar
       CHF - Swiss Franc
       DKK - Danish Krona
       EUR - Euro
       GBP - British Pound
       HKD - Hong Kond Dollar
       JPY - Japanese Dollar
       NOK - Norwegian Krone
       NZD - New Zealand Dollar
       SEK - Swedish Krona
       SGD - Singapore Dollar

      FUTURES CONTRACTS

                                                                                  Net Unrealized
                                                                                   Appreciation
         Number of Contracts        Type         Expiration Date  Contract Value  (Depreciation)
         -------------------  -----------------  ---------------  --------------  --------------
                Buys
                       1      DAX                March 2003          $ 68,481        $ (4,038)
                       3      FTSE 100           March 2003           171,576          (8,474)
                       3      MIB30              March 2003           379,213           2,126
                      12      TOPIX              March 2003           829,266         (28,284)
                      34      MSCI               March 2003           609,953         (11,825)
                                                                                     --------
                                                                                     $(50,495)
                                                                                     ========

      At February 28, 2003, the Fund had sufficient cash and/or securities to cover any commitments or margin requirements of the relevant broker or exchange.

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE TRUSTEES OF GMO TRUST AND THE SHAREHOLDERS OF
GMO INTERNATIONAL DISCIPLINED EQUITY FUND

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO International Disciplined Equity Fund (the "Fund") (a series of GMO Trust) at February 28, 2003, and the results of its operations, the changes in its net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 15, 2003

GMO INTERNATIONAL DISCIPLINED EQUITY FUND
(A SERIES OF GMO TRUST)
TAX INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

      During the year ended February 28, 2003, the Fund paid foreign taxes of $226,575 and recognized foreign source income of $1,897,513.

TRUSTEES AND OFFICERS (UNAUDITED)
The following tables list the Trust's Trustees and officers; their address and age; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information includes additional information about the Trust's trustees and is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

INDEPENDENT TRUSTEES:

                                                                                                     Number of
                                                                                                   Portfolios in
                                                         Term of               Principal               Fund
                                                      Office(1) and          Occupation(s)            Complex            Other
              Name, Address,         Position(s)        Length of             During Past            Overseen        Directorships
                 and Age           Held with Fund      Time Served            Five Years            by Trustee      Held by Trustee
         ------------------------  ---------------   ---------------   -------------------------  ---------------   ---------------
         Jay O. Light              Trustee of the    Since May 1996    Professor of Business            39               *(2)
         c/o GMO Trust             Trust                               Administration and Senior
         40 Rowes Wharf                                                Associate Dean, Harvard
         Boston, MA 02110                                              University.
         Age: 61
         Donald W. Glazer, Esq.    Trustee of the    Since December    Advisory Counsel, Goodwin        39               None
         c/o GMO Trust             Trust             2000              Procter LLP; Secretary
         40 Rowes Wharf                                                and Consultant,
         Boston, MA 02110                                              Provant, Inc. (provider
         Age: 58                                                       of performance
                                                                       improvement training
                                                                       services and products)
                                                                       (1998 - present);
                                                                       Consultant -- Business
                                                                       and Law.

 1 Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.
 2 Mr. Light is a director of Harvard Management Company, Inc. and Security Capital European Realty. Neither of these companies has a class of securities registered pursuant to Section 12 of the Securities Exchange Act or subject to the requirements of Section 15(d) of the Act and neither of these companies is a registered investment company.

INTERESTED TRUSTEES:

                                                                                                   Number of
                                                                                                 Portfolios in
                                                        Term of              Principal               Fund
                                                     Office(1) and         Occupation(s)            Complex           Other
              Name, Address,         Position(s)       Length of            During Past            Overseen       Directorships
                 and Age           Held with Fund     Time Served           Five Years            by Trustee     Held by Trustee
         ------------------------  ---------------  ---------------  -------------------------  ---------------  ---------------

         R. Jeremy Grantham(3)     Chairman of the  Since September  Member, Grantham, Mayo,          39              None
         c/o GMO Trust             Board of         1985. President  Van Otterloo & Co. LLC.
         40 Rowes Wharf            Trustees of the  from February
         Boston, MA 02110          Trust            2002 - October
         Age: 64                                    2002.

 1 Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.
 3 Trustee is deemed to be an "interested person" of the Trust and Grantham, Mayo, Van Otterloo & Co. LLC, as defined by the 1940 Act.

PRINCIPAL OFFICERS:

                                                                               Term of
                                                                            Office(4) and
              Name, Address,                 Position(s)                      Length of             Principal Occupation(s) During
                  and Age                   Held with Fund                   Time Served                   Past Five Years
         -------------------------  ------------------------------  ------------------------------  ------------------------------
         Scott Eston                President and Chief Executive   President and Chief Executive   Chief Financial Officer
         c/o GMO Trust              Officer of the Trust            Officer since October 2002;     (1997 - present), Chief
         40 Rowes Wharf                                             Vice President from August      Operating Officer (2000 -
         Boston, MA 02110                                           1998 - October 2002.            present) and Member, Grantham,
         Age: 47                                                                                    Mayo, Van Otterloo & Co. LLC.
         Susan Randall Harbert      Chief Financial Officer and     Chief Financial Officer Since   Member, Grantham, Mayo, Van
         c/o GMO Trust              Treasurer of the Trust          February 2000; Treasurer since  Otterloo & Co. LLC.
         40 Rowes Wharf                                             February 1998.
         Boston, MA 02110
         Age: 45
         Brent Arvidson             Assistant Treasurer of the      Since September 1998.           Senior Fund Administrator,
         c/o GMO Trust              Trust                                                           Grantham, Mayo, Van
         40 Rowes Wharf                                                                             Otterloo & Co. LLC.
         Boston, MA 02110
         Age: 33
         William R. Royer, Esq.     Vice President and Clerk of     Vice President since February   General Counsel, Anti-Money
         c/o GMO Trust              the Trust                       1997; Clerk since March 2001;   Laundering Reporting Officer
         40 Rowes Wharf                                             May 1999 - August 1999.         (July 2002 - February 2003)
         Boston, MA 02110                                                                           and Member, Grantham, Mayo,
         Age: 37                                                                                    Van Otterloo & Co. LLC.
         Elaine M. Hartnett, Esq.   Vice President and Secretary    Vice President since August     Associate General Counsel,
         c/o GMO Trust              of the Trust                    1999; Secretary since March     Grantham, Mayo, Van
         40 Rowes Wharf                                             2001.                           Otterloo & Co. LLC (June
         Boston, MA 02110                                                                           1999 - present); Associate/
         Age: 58                                                                                    Junior Partner, Hale and Dorr
                                                                                                    LLP (1991 - 1999).
         Julie Perniola             Vice President and Anti- Money  Since February 2003.            Anti-Money Laundering
         c/o GMO Trust              Laundering Compliance Officer                                   Reporting Officer (February
         40 Rowes Wharf                                                                             2003 - present) and Compliance
         Boston, MA 02110                                                                           Officer, Grantham, Mayo, Van
         Age: 32                                                                                    Otterloo & Co. LLC.

 4 Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

GMO INTERNATIONAL EQUITY ALLOCATION FUND
(A SERIES OF GMO TRUST)
ANNUAL REPORT
FEBRUARY 28, 2003

GMO INTERNATIONAL EQUITY ALLOCATION FUND
(A SERIES OF GMO TRUST)
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT

Day-to-day management of the Fund's portfolio is the responsibility of the Asset Allocation Division at Grantham, Mayo, Van Otterloo & Co. LLC.

MANAGEMENT DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

The Class III shares of the International Equity Allocation Fund returned -5.6% for the fiscal year ended February 28, 2003. During the period, the Fund's benchmark, the MSCI ACWI [All Country World Index] Free ex-US, returned -16.6%.

During the fiscal year, both asset allocation and implementation added to performance. Relative to the benchmark, the Fund was underweight developed international stocks by 28%, balanced by a 24% overweight to emerging market equities and a 4% overweight to emerging country debt. Within international stocks, the portfolio was tilted towards the most attractively valued sectors including international small, where the Fund was overweight 7.9%. As the value/growth spread returned to its historical par, we allocated 25% to the GMO International Growth Fund. The allocation to international growth slightly detracted value, while that to international small companies added to performance.

The value bias of the GMO International Intrinsic Value Fund ensured another year of strong performance in a down market, as it outperformed its SSB PMI EPAC Value benchmark by 11.3%. In addition, the GMO International Small Companies Fund, the GMO International Growth Fund, and the GMO Emerging Markets Fund all outperformed their benchmarks by 4.1%, 7.1%, and 2.5% respectively. The GMO Emerging Country Debt Fund outperformed its J.P. Morgan EMBI Global benchmark by 3.8%.

OUTLOOK

With large developed international equities -- both value and growth -- fairly valued, and with help from a depreciating dollar, we expect attractive returns over the rest of the current cycle. We continue to hold substantial overweights to the still cheap sectors of international small and emerging markets. With yields at near record lows, the Fund now has emerging country debt as its sole fixed income bet.

THE VIEWS EXPRESSED HEREIN ARE EXCLUSIVELY THOSE OF GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC MANAGEMENT AS OF THE DATE OF THIS REPORT AND ARE SUBJECT TO CHANGE. THEY ARE NOT MEANT AS INVESTMENT ADVICE.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

    COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
GMO INTERNATIONAL EQUITY ALLOCATION FUND CLASS III SHARES AND THE
            MSCI ALL COUNTRY WORLD FREE EX-U.S. INDEX
                     AS OF FEBRUARY 28, 2003
                                                                   GMO INTERNATIONAL EQUITY  MSCI ALL COUNTRY WORLD FREE
                                                                       ALLOCATION FUND              EX-U.S. INDEX
10/11/96                                                                            $10,000                      $10,000
12/31/96                                                                            $10,268                      $10,187
3/31/97                                                                             $10,389                      $10,162
6/30/97                                                                             $11,288                      $11,481
9/30/97                                                                             $11,578                      $11,375
12/31/97                                                                            $10,447                      $10,395
3/31/98                                                                             $11,868                      $11,815
6/30/98                                                                             $11,020                      $11,640
9/30/98                                                                              $9,266                       $9,880
12/31/98                                                                            $10,655                      $11,898
3/31/99                                                                             $10,754                      $12,180
6/30/99                                                                             $12,348                      $12,749
9/30/99                                                                             $12,321                      $13,181
12/31/99                                                                            $13,507                      $15,575
3/31/2000                                                                           $13,199                      $15,697
6/30/2000                                                                           $13,071                      $15,057
9/30/2000                                                                           $12,454                      $13,829
12/31/2000                                                                          $12,626                      $13,225
3/31/2001                                                                           $11,887                      $11,482
6/30/2001                                                                           $12,415                      $11,447
9/30/2001                                                                           $11,063                       $9,751
12/31/2001                                                                          $11,902                      $10,617
3/31/2002                                                                           $12,931                      $10,784
6/30/2002                                                                           $13,121                      $10,481
9/30/2002                                                                           $11,140                       $8,452
12/31/2002                                                                          $11,854                       $9,030
2/28/2003                                                                           $11,532                       $8,534

AVERAGE ANNUAL TOTAL RETURN
                                               SINCE
                                             INCEPTION
                             1 YEAR  5 YEAR  10/11/96
Class III                    -5.58%   0.55%      2.26%

Performance shown is net of all fees after reimbursement from the manager. Returns and net asset values of fund investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. Past performance is not indicative of future performance. Information is unaudited.

GMO INTERNATIONAL EQUITY ALLOCATION FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2003

   SHARES/
PAR VALUE ($)  DESCRIPTION                                                VALUE ($)
-------------------------------------------------------------------------------------
               MUTUAL FUNDS -- 100.0%
      929,666  GMO Emerging Countries Fund, Class III                       7,939,351
      451,842  GMO Emerging Country Debt Fund, Class III                    4,301,534
    1,583,874  GMO Emerging Markets Fund, Class III                        13,969,773
    1,545,176  GMO International Growth Fund, Class III                    26,005,305
    2,643,428  GMO International Intrinsic Value Fund, Class III           42,638,491
      936,951  GMO International Small Companies Fund, Class III            8,901,034
                                                                        -------------
               TOTAL MUTUAL FUNDS (COST $113,383,931)                     103,755,488
                                                                        -------------
               SHORT-TERM INVESTMENTS -- 0.0%
               REPURCHASE AGREEMENT -- 0.0%
$      17,458  Salomon Smith Barney Inc. Repurchase Agreement, dated
               2/28/03, due 3/03/03, with a maturity value of $17,458
               and an effective yield of 0.36%, collateralized by a
               U.S. Treasury Bond with a rate of 3.625%, maturity date
               of 3/31/04 and a market value, including accrued
               interest of $18,783.                                            17,458
                                                                        -------------

               TOTAL SHORT-TERM INVESTMENTS (COST $17,458)                     17,458
                                                                        -------------
               TOTAL INVESTMENTS -- 100.0%
               (Cost $113,401,389)                                        103,772,946

               Other Assets and Liabilities (net) -- (0.0%)                    (5,007)
                                                                        -------------
               TOTAL NET ASSETS -- 100.0%                               $ 103,767,939
                                                                        =============

              See accompanying notes to the financial statements.              1

GMO INTERNATIONAL EQUITY ALLOCATION FUND
(A SERIES OF GMO TRUST)
STATEMENT OF ASSETS AND LIABILITIES -- FEBRUARY 28, 2003
--------------------------------------------------------------------------------

ASSETS:
   Investments, at value (cost $113,401,389) (Note 1)         $103,772,946
   Receivable for expenses reimbursed by Manager (Note 2)            9,240
                                                              ------------
      Total assets                                             103,782,186
                                                              ------------

LIABILITIES:
   Accrued expenses                                                 14,247
                                                              ------------
      Total liabilities                                             14,247
                                                              ------------
NET ASSETS                                                    $103,767,939
                                                              ============

NET ASSETS CONSIST OF:
   Paid-in capital                                            $120,845,107
   Accumulated undistributed net investment income               2,507,690
   Accumulated net realized loss                                (9,956,415)
   Net unrealized depreciation                                  (9,628,443)
                                                              ------------
                                                              $103,767,939
                                                              ============

NET ASSETS ATTRIBUTABLE TO:
   Class III shares                                           $103,767,939
                                                              ============

SHARES OUTSTANDING:
   Class III                                                    12,610,843
                                                              ============

NET ASSET VALUE PER SHARE:
   Class III                                                  $       8.23
                                                              ============

2             See accompanying notes to the financial statements.

GMO INTERNATIONAL EQUITY ALLOCATION FUND
(A SERIES OF GMO TRUST)
STATEMENT OF OPERATIONS -- YEAR ENDED FEBRUARY 28, 2003
--------------------------------------------------------------------------------

INVESTMENT INCOME:
   Dividends from investment company shares                   $  3,694,067
   Interest                                                          1,994
                                                              ------------
      Total income                                               3,696,061
                                                              ------------
EXPENSES:
   Audit fees                                                       16,770
   Custodian and transfer agent fees                                13,773
   Registration fees                                                10,050
   Legal fees                                                        4,180
   Trustees fees and related expenses (Note 2)                       2,889
   Miscellaneous                                                     1,465
   Fees reimbursed by Manager (Note 2)                             (45,936)
                                                              ------------
                                                                     3,191
                                                              ------------
         Net expenses                                                3,191
                                                              ------------
            Net investment income                                3,692,870
                                                              ------------

REALIZED AND UNREALIZED GAIN (LOSS):
   Net realized gain (loss) on:
      Investments                                               (2,078,540)
      Realized gains distributions from investment company
      shares                                                        73,520
                                                              ------------

         Net realized loss on investments                       (2,005,020)
                                                              ------------

   Change in net unrealized appreciation (depreciation) on
    investments                                                 (8,571,150)
                                                              ------------

      Net realized and unrealized loss                         (10,576,170)
                                                              ------------

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS          $ (6,883,300)
                                                              ============

              See accompanying notes to the financial statements.              3

GMO INTERNATIONAL EQUITY ALLOCATION FUND
(A SERIES OF GMO TRUST)
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                            YEAR ENDED         YEAR ENDED
                                                         FEBRUARY 28, 2003  FEBRUARY 28, 2002
                                                         -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
   Net investment income                                   $  3,692,870        $ 1,880,452
   Net realized loss                                         (2,005,020)        (4,468,470)
   Change in net unrealized appreciation (depreciation)      (8,571,150)        (1,997,367)
                                                           ------------        -----------
   Net decrease in net assets from operations                (6,883,300)        (4,585,385)
                                                           ------------        -----------

Distributions to shareholders from:
   Net investment income
      Class III                                              (3,111,365)        (1,638,687)
                                                           ------------        -----------
      Total distributions from net investment income         (3,111,365)        (1,638,687)
                                                           ------------        -----------
   Net share transactions (Note 5):
      Class III                                              48,050,692         (1,039,236)
                                                           ------------        -----------
   Increase (decrease) in net assets resulting from net
    share transactions                                       48,050,692         (1,039,236)
                                                           ------------        -----------
      Total increase (decrease) in net assets                38,056,027         (7,263,308)
NET ASSETS:
   Beginning of period                                       65,711,912         72,975,220
                                                           ------------        -----------
   End of period (including accumulated undistributed
    net investment income of $2,507,690 and $1,874,990,
    respectively)                                          $103,767,939        $65,711,912
                                                           ============        ===========

4             See accompanying notes to the financial statements.

GMO INTERNATIONAL EQUITY ALLOCATION FUND
(A SERIES OF GMO TRUST)
FINANCIAL HIGHLIGHTS
(FOR A CLASS III SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------

                                                   YEAR ENDED FEBRUARY 28/29,
                                          --------------------------------------------
                                            2003     2002     2001     2000     1999
                                          --------  -------  -------  -------  -------
NET ASSET VALUE, BEGINNING OF PERIOD      $   9.02  $  9.67  $  9.87  $  8.28  $ 10.18
                                          --------  -------  -------  -------  -------

Income from investment operations:
   Net investment income(a)                   0.36+    0.25+    0.16+    0.22+    0.19+
   Net realized and unrealized gain
     (loss)                                  (0.83)   (0.66)   (0.06)    1.73    (1.01)
                                          --------  -------  -------  -------  -------

      Total from investment operations       (0.47)   (0.41)    0.10     1.95    (0.82)
                                          --------  -------  -------  -------  -------

Less distributions to shareholders:
   From net investment income                (0.32)   (0.24)   (0.30)   (0.08)   (0.50)
   From net realized gains                      --       --       --    (0.28)   (0.58)
                                          --------  -------  -------  -------  -------

      Total distributions                    (0.32)   (0.24)   (0.30)   (0.36)   (1.08)
                                          --------  -------  -------  -------  -------
NET ASSET VALUE, END OF PERIOD            $   8.23  $  9.02  $  9.67  $  9.87  $  8.28
                                          ========  =======  =======  =======  =======
TOTAL RETURN(b)                              (5.58)%   (4.26)%    0.87%   23.58%   (8.77)%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)      $103,768  $65,712  $72,975  $76,047  $90,161
   Net expenses to average daily net
     assets(c)                                0.00%(d)    0.00%(d)    0.00%    0.00%    0.00%
   Net investment income to average
     daily net assets(a)                      4.11%    2.83%    1.62%    2.24%    2.06%
   Portfolio turnover rate                      19%      50%      14%       8%      36%
   Fees and expenses reimbursed by the
     Manager to average daily net
     assets:                                  0.05%    0.05%    0.05%    0.04%    0.05%

(a) Recognition of net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the fund invests.
(b) The total returns would have been lower had cetain expenses not been reimbursed during the periods shown.
(c) Net expenses exclude expenses incurred indirectly through investment in underlying funds. See Note 2.
(d)  Net expenses to average daily net assets was less than 0.01%.
+    Computed using average shares outstanding throughout the period.

              See accompanying notes to the financial statements.              5

GMO INTERNATIONAL EQUITY ALLOCATION FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS
FEBRUARY 28, 2003
--------------------------------------------------------------------------------

1.    SIGNIFICANT ACCOUNTING POLICIES

      GMO International Equity Allocation Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van
      Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts Business Trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees to create an unlimited number of series ("Funds"), each of which issues a separate series of shares, and to subdivide a series of shares into classes.

      The Fund operates as a "fund-of-funds" in that, pursuant to management provided by the Manager, it makes investments in other funds of the Trust ("underlying funds"). The Fund seeks total return greater than the return of the MSCI All Country World Free ex-U.S. Index through investment to varying extents in underlying funds of the Trust. The Fund will pursue its objective by investing in Class III shares of international equity and fixed income funds of the Trust. The financial statements of the underlying funds should be read in conjunction with the Fund's financial statements.

      The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      PORTFOLIO VALUATION
      Shares of underlying funds are valued at their net asset value as reported on each business day. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair value. Securities for which quotations are not readily available or whose values the manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction. A security's value may be deemed unreliable if, for example, the manager becomes aware of information or events occurring after the close of a foreign market that would materially affect that security's value.

      Securities held by the underlying funds may be valued by independent pricing services which use prices provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics.

GMO INTERNATIONAL EQUITY ALLOCATION FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------

      Certain investments in securities held by the underlying funds were valued on the basis of a price provided by a principal market maker. The prices provided by the principal market makers may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

      REPURCHASE AGREEMENTS
      The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Fund and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters insolvency proceedings, recovery of cash by the Fund may be delayed or limited.

      TAXES AND DISTRIBUTIONS
      The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary. Taxes on foreign dividend income are withheld in accordance with the applicable country's tax treaty with the United States.

      The Fund's policy is to declare and pay distributions from net investment income semi-annually, and from net realized short-term and long-term capital gains at least annually. All distributions will be paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

      Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from U.S. GAAP. During the years ended February 28, 2002 and February 28, 2003, the tax basis of distributions paid for ordinary income were $1,638,687 and $3,111,365, respectively.

      As of February 28, 2003, the components of distributable earnings on a tax basis consisted of $2,507,690 of undistributed ordinary income. The temporary differences between book and tax basis distributable earnings are primarily due to wash sale transactions.

GMO INTERNATIONAL EQUITY ALLOCATION FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------

      At February 28, 2003, the Fund had capital loss carryforwards available to offset future capital gains, if any, to the extent permitted by the Code, of $180,039, $3,610,151 and $1,731,139 expiring in 2008, 2010 and 2011, respectively. The Fund elected to defer to March 1, 2003 post-October losses of $492,503.

      The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 2003. This reclassification has no impact on net investment income, realized gain/loss or the net asset value of the Fund and is primarily attributable to certain differences in the computation of distributable income and capital gains under U.S. federal tax rules versus U.S. GAAP. The financial highlights exclude these adjustments.

            Accumulated        Accumulated
         Undistributed Net         Net
         Investment Income    Realized Loss
         -----------------  -----------------
              $51,195           $(51,195)

      Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

      SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
      Security transactions are accounted for on trade date. Income dividends and capital gain distributions from underlying funds are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded at fair market value of the securities received. Interest income is recorded on the accrual basis. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

      EXPENSES
      The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds. In addition, the Fund will also incur certain fees and expenses indirectly as a shareholder in the underlying funds. Because the underlying funds have varied expense and fee levels and the Fund may own different proportions of underlying funds at different times, the amount of fees and expenses indirectly incurred by the Fund will vary.

      INVESTMENT RISK
      The Fund is subject to the investment risk associated with an investment in the underlying funds, some of which may invest in foreign securities. There are certain additional risks involved in

GMO INTERNATIONAL EQUITY ALLOCATION FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------
      investing in foreign securities that are not inherent in investments in domestic securities. These risks may involve adverse political and economic developments, including the possible imposition of capital controls or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times more volatile than securities of comparable U.S. companies and U.S. securities markets. The risks described above apply to an even greater extent to investments in emerging markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and developed foreign markets. Additionally, the investment risk associated with an investment in the underlying funds may be more pronounced to the extent that the underlying funds engage in derivative transactions.

2.    FEES AND OTHER TRANSACTIONS WITH AFFILIATES

      The Manager determines the allocation of the assets of the Fund among designated underlying funds. The Manager does not directly charge an advisory fee or shareholder service fee, but receives advisory and shareholder service fees from the underlying funds in which the Fund invests.

      GMO has entered into a binding agreement effective until at least
      June 30, 2003 to reimburse the Fund for its total annual operating expenses (excluding fees and expenses of the independent Trustees of the Trust (including legal fees), brokerage commissions and other investment-related costs, hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes), securities lending fees and expenses, interest expense and transfer taxes).

      The Fund incurs fees and expenses indirectly as a shareholder in the underlying funds. For the year ended February 28, 2003, shareholder service fees incurred indirectly by the Fund were 0.15% of the Fund's average daily net assets, indirect operating expenses (excluding shareholder service fees and investment-related expenses) were 0.651% of the Fund's average daily net assets, and indirect investment-related expenses (including, but not limited to, interest expense, foreign audit expense, and investment-related legal expense) were 0.007% of the Fund's average daily net assets.

      The Fund's portion of the fee paid by the Trust to the independent Trustees during the year ended February 28, 2003 was $2,271. No remuneration is paid to any Trustee or officer who is affiliated with the Manager.

3.    PURCHASES AND SALES OF SECURITIES

      Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2003, aggregated $66,054,117 and $17,351,351, respectively.

GMO INTERNATIONAL EQUITY ALLOCATION FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------

      At February 28, 2003, the cost for U.S. federal income tax purposes and gross unrealized appreciation and depreciation in value of investments were as follows:

                         Gross Unrealized  Gross Unrealized  Net Unrealized
         Aggregate Cost    Appreciation      Depreciation     Depreciation
         --------------  ----------------  ----------------  --------------
          $117,343,973      $1,575,093       $(15,146,120)    $(13,571,027)

4.    PRINCIPAL SHAREHOLDERS

      At February 28, 2003, 24.8% of the outstanding shares of the Fund were held by two shareholders, each holding in excess of 10% of the Fund's outstanding shares. Investment activities of these shareholders may have a material effect on the Fund.

5.    SHARE TRANSACTIONS

      The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                                              Year Ended                Year Ended
                                                           February 28, 2003        February 28, 2002
                                                        -----------------------  ------------------------
                                                          Shares      Amount       Shares       Amount
         Class III:                                     ----------  -----------  ----------  ------------
         Shares sold                                     5,969,247  $53,418,077   1,898,333  $ 17,425,743
         Shares issued to shareholders
           in reinvestment of distributions                314,940    2,836,415     179,905     1,624,546
         Shares repurchased                               (959,472)  (8,203,800) (2,340,194)  (20,089,525)
                                                        ----------  -----------  ----------  ------------
         Net increase (decrease)                         5,324,715  $48,050,692    (261,956) $ (1,039,236)
                                                        ==========  ===========  ==========  ============

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE TRUSTEES OF GMO TRUST AND THE SHAREHOLDERS OF
GMO INTERNATIONAL EQUITY ALLOCATION FUND

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO International Equity Allocation Fund (the "Fund") (a series of GMO Trust) at February 28, 2003, and the results of its operations, the changes in its net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 15, 2003

TRUSTEES AND OFFICERS (UNAUDITED)
The following tables list the Trust's Trustees and officers; their address and age; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information includes additional information about the Trust's trustees and is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

INDEPENDENT TRUSTEES:

                                                                                                   Number of
                                                                                                 Portfolios in
                                                        Term of              Principal               Fund
                                                     Office(1) and         Occupation(s)            Complex           Other
              Name, Address,         Position(s)       Length of            During Past            Overseen       Directorships
                 and Age           Held with Fund     Time Served           Five Years            by Trustee     Held by Trustee
         ------------------------  ---------------  ---------------  -------------------------  ---------------  ---------------
         Jay O. Light              Trustee of the   Since May 1996   Professor of Business            39         *(2)
         c/o GMO Trust             Trust                             Administration and Senior
         40 Rowes Wharf                                              Associate Dean, Harvard
         Boston, MA 02110                                            University.
         Age: 61
         Donald W. Glazer, Esq.    Trustee of the   Since December   Advisory Counsel, Goodwin        39         None
         c/o GMO Trust             Trust            2000             Procter LLP; Secretary
         40 Rowes Wharf                                              and Consultant,
         Boston, MA 02110                                            Provant, Inc. (provider
         Age: 58                                                     of performance
                                                                     improvement training
                                                                     services and products)
                                                                     (1998 - present);
                                                                     Consultant -- Business
                                                                     and Law.

 1 Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.
 2 Mr. Light is a director of Harvard Management Company, Inc. and Security Capital European Realty. Neither of these companies has a class of securities registered pursuant to Section 12 of the Securities Exchange Act or subject to the requirements of Section 15(d) of the Act and neither of these companies is a registered investment company.

INTERESTED TRUSTEES:

                                                                                                   Number of
                                                                                                 Portfolios in
                                                        Term of              Principal               Fund
                                                     Office(1) and         Occupation(s)            Complex           Other
              Name, Address,         Position(s)       Length of            During Past            Overseen       Directorships
                 and Age           Held with Fund     Time Served           Five Years            by Trustee     Held by Trustee
         ------------------------  ---------------  ---------------  -------------------------  ---------------  ---------------
         R. Jeremy Grantham(3)     Chairman of the  Since September  Member, Grantham, Mayo,          39              None
         c/o GMO Trust             Board of         1985. President  Van Otterloo & Co. LLC.
         40 Rowes Wharf            Trustees of the  from February
         Boston, MA 02110          Trust            2002 - October
         Age: 64                                    2002.

 3 Trustee is deemed to be an "interested person" of the Trust and Grantham, Mayo, Van Otterloo & Co. LLC, as defined by the 1940 Act.

PRINCIPAL OFFICERS:

                                                            Term of Office(4)               Principal Occupation(s)
               Name, Address,        Position(s) Held with    and Length of                       During Past
                  and Age                    Fund              Time Served                         Five Years
         --------------------------  ---------------------  -----------------  --------------------------------------------------
         Scott Eston                 President and Chief    President and      Chief Financial Officer (1997 - present), Chief
         c/o GMO Trust               Executive Officer of   Chief Executive    Operating Officer (2000 - present) and Member,
         40 Rowes Wharf              the Trust              Officer since      Grantham, Mayo, Van Otterloo & Co. LLC.
         Boston, MA 02110                                   October 2002;
         Age: 47                                            Vice President
                                                            from August
                                                            1998 - October
                                                            2002.
         Susan Randall Harbert       Chief Financial        Chief Financial    Member, Grantham, Mayo, Van Otterloo & Co. LLC.
         c/o GMO Trust               Officer and Treasurer  Officer Since
         40 Rowes Wharf              of the Trust           February 2000;
         Boston, MA 02110                                   Treasurer since
         Age: 45                                            February 1998.
         Brent Arvidson              Assistant Treasurer    Since September    Senior Fund Administrator, Grantham, Mayo, Van
         c/o GMO Trust               of the Trust           1998.              Otterloo & Co. LLC.
         40 Rowes Wharf
         Boston, MA 02110
         Age: 33
         William R. Royer, Esq.      Vice President and     Vice President     General Counsel, Anti- Money Laundering Reporting
         c/o GMO Trust               Clerk of the Trust     since February     Officer (July 2002 - February 2003) and Member,
         40 Rowes Wharf                                     1997; Clerk since  Grantham, Mayo, Van Otterloo & Co. LLC.
         Boston, MA 02110                                   March 2001; May
         Age: 37                                            1999 - August
                                                            1999.
         Elaine M. Hartnett, Esq.    Vice President and     Vice President     Associate General Counsel, Grantham, Mayo, Van
         c/o GMO Trust               Secretary of the       since August       Otterloo & Co. LLC (June 1999 - present);
         40 Rowes Wharf              Trust                  1999; Secretary    Associate/Junior Partner, Hale and Dorr LLP
         Boston, MA 02110                                   since March 2001.  (1991 - 1999).
         Age: 58
         Julie Perniola              Vice President and     Since February     Anti-Money Laundering Reporting Officer (February
         c/o GMO Trust               Anti- Money            2003.              2003 - present) and Compliance Officer, Grantham,
         40 Rowes Wharf              Laundering Compliance                     Mayo, Van Otterloo & Co. LLC.
         Boston, MA 02110            Officer
         Age: 32

 4 Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

GMO INTERNATIONAL GROWTH FUND
(A SERIES OF GMO TRUST)
ANNUAL REPORT
FEBRUARY 28, 2003

GMO INTERNATIONAL GROWTH FUND
(A SERIES OF GMO TRUST)
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT

Day-to-day management of the Fund's portfolio is the responsibility of the International Quantitative Division at Grantham, Mayo, Van Otterloo & Co. LLC.

MANAGEMENT DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

The Class III shares of GMO International Growth Fund returned -11.4% for the fiscal year ended February 28, 2003. This was +6.1% ahead of the MSCI EAFE Index, which returned -17.5% over the same period, and +7.1% ahead of the Salomon Smith Barney PMI Europac Growth Index, which returned -18.5%.

International stocks, like the U.S. market, suffered their third straight year of negative returns in 2002. World equity markets were hit by the continued global economic slowdown which came on top of valuation levels that remained high by historical standards. With the addition of corporate governance scandals and a perilous geopolitical situation, these factors combined to produce the worst bear market since 1974.

In U.S. dollar terms, foreign stocks fared slightly better than domestic equities. The MSCI EAFE Index outperformed the S&P 500 (which returned -22.7%) solely due to weakness in the dollar. Foreign investors have been slowing their inflows on declining confidence in the U.S. economy. With the continued large U.S. trade deficit and lower U.S. interest rates, this seems to have put an end to the long post 1995 dollar rally.

In local currency terms, European markets fell even further than the U.S. Germany led the way down, with that country's DAX index falling a Nasdaq-like -44% in calendar year 2002. European and particularly growth stocks continued to suffer from the unraveling of the "TMT" bubble in the technology, media, and telecommunications sectors. Faith has all but vanished that third generation mobile phone technology will deliver pots of gold to investors in these sectors. The insurance sector suffered from a brutal combination of rising liabilities for natural (and unnatural) disasters with deteriorating asset values as equity holdings declined in value. There were questions about the viability of the Eurozone as a single currency region and the appropriateness of its stability pact, which limits government deficits. Adhering to this pact means, for example, that Germany has neither fiscal policy nor monetary policy (now ceded to the ECB) available to stimulate its economy.

In Japan, frustration continued to mount over the lack of reform. GDP growth is stagnant and some economic indicators forecast a return to recession in 2003. The solvency of the financial sector remains a concern, and several big banks have been forced to raise additional capital at the expense of current shareholders. Prime Minister Koizumi appeared to practice business as usual with the appointment of an establishment candidate to head the central bank. And the strength of the Yen against the dollar poses problems for exporters. Despite the fact that the Nikkei 225 index hit a 20-year low, Japan was the best performing major market. The MSCI Japan index fell "only" by 10%, as the decline was at least somewhat anticipated in the prices.

Within this difficult environment, GMO's disciplined investment approach produced strong relative performance. The focus on higher quality, reasonably valued growth stocks helped ease the pain.

GMO INTERNATIONAL GROWTH FUND
(A SERIES OF GMO TRUST)
--------------------------------------------------------------------------------

Generally, the most defensive sectors performed strongest in these times of uncertainty, particularly within the growth universe. The portfolio's biggest overweight was in utility stocks, which were the best performers. Telecommunications stocks and consumer staples also outperformed the benchmark (though all sectors fell in absolute terms). Energy stocks outperformed only slightly despite a run up in oil prices to nearly $40/barrel. The outperformance of the telecommunications sector came after 2 dismal years, as share prices have fallen enough that the basic revenue from the traditional business is providing some valuation support even as hopes of future growth dissipate. Technology stocks, which were underweight in the portfolio, performed the worst of the major sectors.

Country allocation was also a positive, as the portfolio benefited from overweights in some of the smaller markets that enjoyed relatively strong economic growth and stock market performance. Allocations to Canada and Australia, where combined the portfolio has about 1/10 of the assets invested, were the biggest contributors. Overweighting the Austrian market also helped performance. These gains were partially offset by the allocation to the disastrous German market. Currency allocation was also positive as the portfolio benefited not just in absolute terms from not holding the U.S. dollar, but also in relative terms from overweighting the euro and other continental currencies at the expense of the pound and yen.

OUTLOOK

The silver lining to the pain of a tough bear market is that the bad news is now out in the open. With lower stock prices, dividend yields are now meaningful and there is a lower hurdle on earnings growth required to deliver capital gains. Also, many CEOs have been replaced by a more prudent generation focused on reducing debt and other more conservative means of enhancing shareholder value. Lower valuations and continued dollar weakness position international equities both to enjoy positive returns and to outperform the U.S. market. Growth stocks in particular have returned to roughly their normal valuation level relative to value stocks. While it is not at all impossible that they shoot through fair value on the downside, the case for investing in international growth stocks is much stronger than it was a year or two ago.

THE VIEWS EXPRESSED HEREIN ARE EXCLUSIVELY THOSE OF GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC MANAGEMENT AS OF THE DATE OF THIS REPORT AND ARE SUBJECT TO CHANGE. THEY ARE NOT MEANT AS INVESTMENT ADVICE.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

       COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
GMO INTERNATIONAL GROWTH FUND CLASS III SHARES AND THE MSCI EAFE INDEX
                       AS OF FEBRUARY 28, 2003
                                                                             GMO                          SALOMON
                                                                        INTERNATIONAL     MSCI         SMITH BARNEY
                                                                         GROWTH FUND   EAFE INDEX  PMI GROWTH EPAC INDEX
11/30/2001                                                                    $10,000     $10,000                $10,000
12/31/2001                                                                    $10,220     $10,059                $10,106
3/31/2002                                                                     $10,250     $10,111                 $9,949
6/30/2002                                                                     $10,190      $9,896                 $9,501
9/30/2002                                                                      $8,515      $7,943                 $7,674
12/31/2002                                                                     $9,145      $8,456                 $8,293
2/28/2003                                                                      $8,705      $7,917                 $7,717

AVERAGE ANNUAL TOTAL RETURN
                                        SINCE
                                      INCEPTION
                             1 YEAR   11/30/2001
Class III                    -11.40%     -10.50%

Performance shown is net of all fees after reimbursement from the manager. Returns and net asset values of fund investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. Past performance is not indicative of future performance. Information is unaudited.

GMO INTERNATIONAL GROWTH FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2003

   SHARES      DESCRIPTION                                                VALUE ($)
-------------------------------------------------------------------------------------
               COMMON STOCKS -- 94.4%
               AUSTRALIA -- 7.0%
       65,925  Australia and New Zealand Banking Group Ltd                    656,908
      191,820  Australian Gas Light Co Ltd                                  1,259,513
      348,322  AXA Asia Pacific Holdings Ltd                                  454,465
       42,781  Commonwealth Bank of Australia                                 637,099
       31,282  CSL Ltd                                                        265,579
      164,726  Foster's Group Ltd                                             431,844
       58,044  Lend Lease Corp Ltd                                            306,801
      321,360  Lihir Gold Ltd*                                                271,074
       79,753  National Australia Bank Ltd                                  1,398,705
       67,433  Orica Ltd                                                      336,786
       65,991  Patrick Corp Ltd                                               453,328
      137,571  Qantas Airways Ltd                                             257,134
      130,616  QBE Insurance Group Ltd                                        642,041
      231,007  Santos Ltd                                                     820,092
      153,226  Stockland Trust Group Units                                    451,908
      100,298  TABCORP Holdings Ltd                                           608,658
      267,876  Telstra Corp Ltd                                               650,242
       31,054  Wesfarmers Ltd                                                 479,985
       62,825  Westfield Holdings Ltd                                         478,473
       67,062  Westpac Banking Corp                                           571,787
      132,358  Woodside Petroleum Ltd                                         871,488
       43,609  Woolworths Ltd                                                 306,190
                                                                        -------------
                                                                           12,610,100
                                                                        -------------
               AUSTRIA -- 1.8%
        2,645  Bau Holdings AG                                                195,278
        2,241  Brau Union AG                                                  161,828
       12,241  Erste Bank Der Oesterreichischen Sparkassen AG                 819,307
        6,062  Mayr-Melnhof Karton AG (Bearer)                                474,472
        4,652  Oesterreichische Brau Beteiligungs AG                          380,306
        8,274  OMV AG                                                         894,001
       16,870  Wienerberger AG                                                287,465
                                                                        -------------
                                                                            3,212,657
                                                                        -------------
               BELGIUM -- 1.5%
       18,804  Almanij NV                                                     605,374
       30,798  Dexia                                                          281,154
        1,438  Electrabel SA                                                  361,121

              See accompanying notes to the financial statements.              1

GMO INTERNATIONAL GROWTH FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2003

   SHARES      DESCRIPTION                                                VALUE ($)
-------------------------------------------------------------------------------------
               BELGIUM -- CONTINUED
       49,039  Fortis B                                                       671,249
       15,406  KBC Bancassurance Holding                                      465,593
       12,245  UCB SA                                                         279,922
                                                                        -------------
                                                                            2,664,413
                                                                        -------------
               CANADA -- 5.3%
       37,800  Bank of Nova Scotia                                          1,335,864
       33,100  Canadian Natural Resources                                   1,136,438
       15,500  Cognos Inc*                                                    375,795
       28,500  EnCana Corp                                                    930,105
       19,600  Imperial Oil Ltd                                               623,600
       24,900  Investors Group Inc                                            436,059
        9,400  Loblaw Cos Ltd                                                 353,336
       19,800  MDS Inc                                                        282,155
       17,600  Molson Inc                                                     369,295
       25,400  Onex Corp                                                      236,985
       22,200  Petro-Canada                                                   790,664
        7,900  Precision Drilling Corp*                                       285,764
       14,000  Royal Bank of Canada                                           545,979
       12,800  Shell Canada Ltd                                               412,404
       10,200  Sobeys Inc                                                     272,630
       17,900  Suncor Energy Inc                                              324,406
       18,700  Talisman Energy Inc                                            743,080
                                                                        -------------
                                                                            9,454,559
                                                                        -------------
               DENMARK -- 0.2%
       20,700  Danske Bank A/S                                                325,852
                                                                        -------------
               FINLAND -- 1.1%
      110,700  Nokia Oyj                                                    1,479,474
       82,600  Sampo Oyj                                                      516,352
                                                                        -------------
                                                                            1,995,826
                                                                        -------------
               FRANCE -- 2.9%
       15,776  BNP Paribas                                                    652,929
       13,192  Carrefour SA                                                   499,775
       12,834  L'Oreal SA                                                     828,566
        7,495  Peugeot SA                                                     331,203
       10,450  Publicis Groupe                                                188,318

2             See accompanying notes to the financial statements.

GMO INTERNATIONAL GROWTH FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2003

   SHARES      DESCRIPTION                                                VALUE ($)
-------------------------------------------------------------------------------------
               FRANCE -- CONTINUED
       37,176  Renault SA                                                   1,571,478
        5,634  Sanofi-Synthelabo SA                                           301,309
       10,112  Societe Generale Class A                                       542,756
        2,659  Total Fina Elf SA                                              351,356
                                                                        -------------
                                                                            5,267,690
                                                                        -------------
               GERMANY -- 6.4%
        5,700  Adidas-Salomon AG                                              454,616
        4,900  Allianz AG (Registered)                                        351,201
        5,800  Altana AG                                                      237,547
       55,400  BASF AG                                                      2,012,231
       14,000  Bayerische Motoren Werke AG                                    391,565
       12,900  DaimlerChrysler AG (Registered)                                393,472
       10,300  Deutsche Bank AG                                               419,631
       68,500  E. On AG                                                     2,912,566
       14,000  RWE AG                                                         311,592
        9,900  SAP AG                                                         823,741
        7,300  Schering AG                                                    270,657
       55,800  Siemens AG (Registered)                                      2,225,226
       33,900  T-Online International*                                        206,802
        9,800  Volkswagen AG                                                  392,395
                                                                        -------------
                                                                           11,403,242
                                                                        -------------
               GREECE -- 0.1%
       22,890  National Bank of Greece SA                                     271,379
                                                                        -------------
               HONG KONG -- 2.3%
      320,400  Bank of East Asia                                              597,738
      155,000  CLP Holdings Ltd                                               635,971
      143,000  Esprit Holdings Ltd                                            278,699
       26,400  Hang Seng Bank Ltd                                             288,572
      312,500  Hong Kong Electric Holdings Ltd                              1,192,045
       56,000  Hutchison Whampoa Ltd                                          336,039
       45,600  KMB Holdings Ltd                                               191,776
      354,000  Li & Fung Ltd                                                  356,310
      142,000  YUE Yuen Industrial Holdings*                                  264,005
                                                                        -------------
                                                                            4,141,155
                                                                        -------------

              See accompanying notes to the financial statements.

GMO INTERNATIONAL GROWTH FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2003

   SHARES      DESCRIPTION                                                VALUE ($)
-------------------------------------------------------------------------------------
               IRELAND -- 2.7%
      142,724  Allied Irish Banks Plc                                       1,810,555
      241,562  Bank of Ireland                                              2,660,833
       42,766  Ryanair Holdings Plc*                                          272,872
                                                                        -------------
                                                                            4,744,260
                                                                        -------------
               ITALY -- 4.1%
      630,338  Banca Intesa SPA                                             1,460,663
      254,400  Banca Intesa SPA                                               424,998
      175,770  ENI-Ente Nazionale Idrocarburi SPA                           2,608,656
       34,325  Mediaset Spa                                                   249,350
      428,805  Olivetti and Co SPA*                                           413,176
      493,292  Telecom Italia Mobile SPA                                    2,222,381
                                                                        -------------
                                                                            7,379,224
                                                                        -------------
               JAPAN -- 18.4%
       37,000  Alps Electric Co Ltd                                           451,918
       26,000  Banyu Pharmaceutical Co Ltd                                    307,008
       67,000  Bridgestone Corp                                               756,566
       11,000  Canon Inc                                                      397,293
       26,700  Chubu Electric Power Co Inc                                    490,074
       35,000  Daiichi Pharmaceuticals Co Ltd                                 468,936
       12,700  Daito Trust Construction Co Ltd                                247,608
       25,000  Denso Corp                                                     374,075
          127  East Japan Railway Co                                          585,451
       22,900  FamilyMart                                                     371,901
       14,000  Fanuc Ltd                                                      609,854
       97,000  Fuji Heavy Industries Ltd                                      374,134
       19,000  Fuji Photo Film Co Ltd                                         602,664
      115,000  Furukawa Electric Co Ltd                                       263,608
       13,000  Honda Motor Co Ltd                                             475,026
           57  Japan Telecom Co Ltd                                           169,228
           42  Japan Tobacco Inc                                              250,455
       18,000  Kao Corp                                                       379,869
          245  KDDI Corp                                                      768,831
        3,500  Keyence Corp                                                   568,704
       49,900  Konami Corp                                                  1,027,756
      140,000  Mitsubishi Electric Corp*                                      374,202
        5,600  Nidec Corp                                                     308,835
       31,000  Nikon Corp*                                                    239,924

4             See accompanying notes to the financial statements.

GMO INTERNATIONAL GROWTH FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2003

   SHARES      DESCRIPTION                                                VALUE ($)
-------------------------------------------------------------------------------------
               JAPAN -- CONTINUED
      116,000  Nippon Express Co Ltd                                          458,211
          418  Nippon Telegraph & Telephone Corp                            1,513,250
       14,800  Nissin Food Products                                           296,688
       14,000  Nitto Denko Corp                                               393,149
       53,000  Nomura Holdings Inc                                            623,134
          375  NTT Docomo Inc*                                                707,338
       26,000  Ono Pharmaceutical Co Ltd                                      815,902
      190,000  Osaka Gas Co Ltd                                               483,739
       10,300  Rohm Co Ltd                                                  1,180,503
       57,000  Sankyo Co Ltd                                                  760,804
        5,700  SMC Corp                                                       436,329
       53,500  Sony Corp                                                    2,031,846
       16,000  Stanley Electric Co Ltd                                        197,589
       32,000  Suzuki Motor Corp                                              365,405
       41,000  Taisho Pharmaceutical Co Ltd                                   599,264
       74,100  Takeda Chemical Industries Ltd                               2,732,721
       10,840  Takefuji Corp                                                  537,301
        8,600  TDK Corp                                                       365,896
       33,800  Terumo Corp                                                    523,761
       48,500  Tohoku Electric Power Co Inc                                   702,732
       13,900  Tokyo Electric Power                                           267,477
       17,900  Tokyo Electron Ltd                                             816,079
       73,000  Tokyu Corp                                                     238,960
      124,500  Toyota Motor Corp                                            2,922,288
       16,800  Uni-Charm Corp                                                 638,038
           19  Yahoo Japan Corp*                                              327,849
       47,000  Yamaha Motor Co                                                368,526
       28,000  Yamanouchi Pharmaceutical Co Ltd                               762,614
                                                                        -------------
                                                                           32,931,313
                                                                        -------------
               NETHERLANDS -- 2.3%
       23,706  ABN Amro Holdings NV                                           376,867
       14,936  DSM NV                                                         548,138
      108,091  ING Groep NV                                                 1,462,081
       28,723  Koninklijke Ahold NV                                           108,352
       44,113  Koninklijke Philips Electronics NV                             735,996
       35,423  Numico NV                                                      187,077
       15,979  Royal Dutch Petroleum                                          632,915
                                                                        -------------
                                                                            4,051,426
                                                                        -------------

              See accompanying notes to the financial statements.

GMO INTERNATIONAL GROWTH FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2003

   SHARES      DESCRIPTION                                                VALUE ($)
-------------------------------------------------------------------------------------
               NEW ZEALAND -- 0.7%
      520,277  Telecom Corp of New Zealand                                  1,219,158
                                                                        -------------
               NORWAY -- 0.4%
       53,600  Statoil ASA                                                    411,442
       52,500  Tandberg ASA*                                                  249,126
                                                                        -------------
                                                                              660,568
                                                                        -------------
               PORTUGAL -- 0.2%
       55,628  Portugal Telecom SA                                            356,737
                                                                        -------------
               SINGAPORE -- 2.7%
      493,000  Chartered Semiconductor Manufacturing Ltd*                     201,265
       71,600  Creative Technology Ltd                                        452,865
      127,000  DBS Group Holdings Ltd                                         701,032
        3,311  Haw Par Corp Ltd                                                 6,587
      189,000  Keppel Corp Ltd                                                449,909
       51,000  Oversea-Chinese Banking Corp                                   258,057
      114,000  Singapore Airlines Ltd                                         619,441
       51,000  Singapore Press Holdings Ltd                                   533,709
      715,000  Singapore Telecom                                              534,456
       81,000  United Overseas Bank                                           484,375
       70,000  Venture Corp Ltd                                               539,344
                                                                        -------------
                                                                            4,781,040
                                                                        -------------
               SPAIN -- 5.6%
        8,560  ACS Actividades Cons y Serv                                    295,415
       38,767  Altadis SA                                                     918,810
       17,353  CIA ESP Petroleos                                              355,358
      108,276  Endesa SA                                                    1,295,369
       42,589  Gas Natural SDG SA                                             835,424
       25,550  Metrovacesa SA                                                 695,329
      311,402  Repsol YPF SA                                                4,363,178
       29,287  Union Fenosa SA                                                370,264
       85,489  Vallehermoso SA                                                837,553
                                                                        -------------
                                                                            9,966,700
                                                                        -------------
               SWEDEN -- 2.1%
       72,350  Hennes & Mauritz AB                                          1,526,246

6             See accompanying notes to the financial statements.

GMO INTERNATIONAL GROWTH FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2003

   SHARES      DESCRIPTION                                                VALUE ($)
-------------------------------------------------------------------------------------
               SWEDEN -- CONTINUED
      125,500  Swedish Match AB                                               943,942
       32,500  Tele2 AB Class B*                                              937,684
       91,216  TeliaSonera AB                                                 306,590
                                                                        -------------
                                                                            3,714,462
                                                                        -------------
               SWITZERLAND -- 5.9%
        8,970  Adecco SA                                                      270,555
        2,215  Givaudan                                                       908,215
       11,771  Logitech International SA*                                     394,537
        1,411  Nestle SA                                                      284,073
       44,920  Novartis AG                                                  1,649,717
       11,112  Roche Holding AG (Bearer)                                    1,069,407
       64,178  Roche Holding AG (Genusschein)                               3,854,940
        5,830  Swiss Reinsurance Co                                           313,857
        5,545  Swisscom AG                                                  1,647,961
        5,460  UBS AG*                                                        229,111
                                                                        -------------
                                                                           10,622,373
                                                                        -------------
               UNITED KINGDOM -- 20.7%
      167,668  Abbey National Plc                                           1,029,966
       37,347  Alliance & Leicester Plc                                       455,896
       47,666  AstraZeneca Plc                                              1,537,612
      157,686  Barclays Plc                                                   911,522
       43,272  Barratt Development                                            279,447
      103,262  BG Group Plc                                                   398,081
      213,055  British American Tobacco                                     2,080,614
      109,679  BT Group Plc                                                   282,455
       40,461  Cadbury Schweppes Plc                                          204,574
       58,011  Cattle's Plc                                                   243,509
      254,048  Centrica Plc                                                   564,213
       31,505  Daily Mail & General Trust Plc                                 240,178
       21,921  Diageo Plc                                                     217,525
      190,355  Dixons Group Plc (New Shares)                                  275,842
       36,583  Exel Plc                                                       324,699
       89,718  Gallaher Group Plc                                             880,391
       19,943  GlaxoSmithKline Plc                                            350,560
       56,283  GUS Plc                                                        449,906
       44,301  HBOS Plc                                                       461,934
      173,380  Imperial Tobacco Group Plc                                   2,704,965

              See accompanying notes to the financial statements.              7

GMO INTERNATIONAL GROWTH FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2003

   SHARES      DESCRIPTION                                                VALUE ($)
-------------------------------------------------------------------------------------
               UNITED KINGDOM -- CONTINUED
      350,727  Kingfisher Plc                                               1,263,684
      150,743  Lloyds TSB Group Plc                                           840,521
      315,608  Morrison Supermarkets                                          790,411
      795,671  National Grid Transco Plc                                    5,113,306
       87,944  Next Plc                                                     1,108,165
       79,979  Northern Rock Plc                                              849,071
       43,637  Pearson Plc                                                    329,917
       47,599  Provident Financial Plc                                        430,721
       61,688  Royal Bank of Scotland Group                                 1,411,804
      106,779  Scottish & Southern Energy Plc                               1,059,582
       97,589  Scottish Power Plc                                             560,282
      108,383  Smiths Group Plc                                             1,031,113
      257,775  Tesco                                                          657,755
      137,679  Tomkins Plc                                                    407,693
       23,332  Travis Perkins Plc                                             353,353
       38,832  Unilever Plc                                                   346,190
    3,059,410  Vodafone Group Plc                                           5,481,472
       92,454  Wimpey (George)                                                394,642
       40,922  Wolseley                                                       322,926
       69,599  WPP Group Plc                                                  428,361
                                                                        -------------
                                                                           37,074,858
                                                                        -------------

               TOTAL COMMON STOCKS (COST $179,953,384)                    168,848,992
                                                                        -------------
               PREFERRED STOCKS -- 0.6%
               GERMANY -- 0.6%
        1,400  Porsche AG (Non Voting) 0.83%                                  452,676
       21,800  Volkswagen AG 5.30%                                            639,092
                                                                        -------------
                                                                            1,091,768
                                                                        -------------

               TOTAL PREFERRED STOCKS (COST $1,272,363)                     1,091,768
                                                                        -------------

              See accompanying notes to the financial statements.
8

GMO INTERNATIONAL GROWTH FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2003

PAR VALUE ($)  DESCRIPTION                                                VALUE ($)
-------------  -------------------------------------------------------  -------------
               SHORT-TERM INVESTMENTS -- 4.0%
               CASH EQUIVALENTS -- 3.0%
$   5,300,000  Bank of Scotland Time Deposit, 1.31%, due 3/03/03            5,300,000
                                                                        -------------
               U.S. GOVERNMENT -- 1.0%
    1,800,000  U.S. Treasury Bill, 1.17%, due 4/24/03(a)                    1,796,867
                                                                        -------------

               TOTAL SHORT-TERM INVESTMENTS (COST $7,096,867)               7,096,867
                                                                        -------------
               TOTAL INVESTMENTS -- 99.0%
               (Cost $188,322,614)                                        177,037,627

               Other Assets and Liabilities (net) -- 1.0%                   1,766,412
                                                                        -------------
               TOTAL NET ASSETS -- 100.0%                               $ 178,804,039
                                                                        =============

               NOTES TO SCHEDULE OF INVESTMENTS:

 *    Non-income producing security.

 (a) All or a portion of this security is held as collateral for open futures contracts (Note 6).

              See accompanying notes to the financial statements.              9

GMO INTERNATIONAL GROWTH FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- INDUSTRY SECTOR SUMMARY
(SHOWING PERCENTAGE OF EQUITY INVESTMENTS)
FEBRUARY 28, 2003 (UNAUDITED)

At February 28, 2003, industry sector diversification of the Fund's equity investments was as follows:

INDUSTRY SECTOR
--------------------------------------------------------------------
Financials                                                     20.4%
Consumer Discretionary                                         14.3
Utilities                                                      10.8
Health Care                                                    10.1
Telecommunication Services                                     10.1
Energy                                                         10.0
Consumer Staples                                                9.3
Industrials                                                     6.4
Information Technology                                          5.7
Materials                                                       2.9
                                                              -----
                                                              100.0%
                                                              =====

10            See accompanying notes to the financial statements.

GMO INTERNATIONAL GROWTH FUND
(A SERIES OF GMO TRUST)
STATEMENT OF ASSETS AND LIABILITIES -- FEBRUARY 28, 2003
--------------------------------------------------------------------------------

ASSETS:
   Investments, at value (cost $188,322,614) (Note 1)         $177,037,627
   Cash                                                             58,539
   Foreign currency, at value (cost $154,763) (Note 1)             156,788
   Receivable for Fund shares sold                                  50,000
   Dividends and interest receivable                               215,224
   Foreign taxes receivable                                        114,457
   Receivable for open forward foreign currency contracts
    (Notes 1 and 6)                                              5,020,982
   Receivable for expenses reimbursed by Manager (Note 2)           35,924
                                                              ------------

      Total assets                                             182,689,541
                                                              ------------

LIABILITIES:
   Payable to affiliate for (Note 2):
      Management fee                                                74,487
      Shareholder service fee                                       20,692
   Payable for open forward foreign currency contracts
    (Notes 1 and 6)                                              3,677,815
   Payable for variation margin on open futures contracts
    (Notes 1 and 6)                                                 35,572
   Accrued expenses                                                 76,936
                                                              ------------

      Total liabilities                                          3,885,502
                                                              ------------
NET ASSETS                                                    $178,804,039
                                                              ============

NET ASSETS CONSIST OF:
   Paid-in capital                                            $203,828,410
   Distributions in excess of net investment income                (65,113)
   Accumulated net realized loss                               (14,652,240)
   Net unrealized depreciation                                 (10,307,018)
                                                              ------------
                                                              $178,804,039
                                                              ============

NET ASSETS ATTRIBUTABLE TO:
   Class III shares                                           $178,804,039
                                                              ============

SHARES OUTSTANDING:
   Class III                                                    10,621,652
                                                              ============

NET ASSET VALUE PER SHARE:
   Class III                                                  $      16.83
                                                              ============

              See accompanying notes to the financial statements.             11

GMO INTERNATIONAL GROWTH FUND
(A SERIES OF GMO TRUST)
STATEMENT OF OPERATIONS -- YEAR ENDED FEBRUARY 28, 2003
--------------------------------------------------------------------------------

INVESTMENT INCOME:
   Dividends (net of withholding taxes of $349,892)           $  2,891,078
   Interest                                                        146,243
                                                              ------------

         Total income                                            3,037,321
                                                              ------------
EXPENSES:
   Management fee (Note 2)                                         813,201
   Custodian fees                                                  257,774
   Audit fees                                                       31,090
   Transfer agent fees                                              27,646
   Registration fees                                                 7,082
   Legal fees                                                        5,757
   Trustees fees and related expenses (Note 2)                       3,639
   Miscellaneous                                                     3,176
   Fees reimbursed by Manager (Note 2)                            (332,051)
                                                              ------------
                                                                   817,314
   Shareholder service fee (Note 2)
      Class III                                                    225,890
                                                              ------------
      Net expenses                                               1,043,204
                                                              ------------

         Net investment income                                   1,994,117
                                                              ------------

REALIZED AND UNREALIZED GAIN (LOSS):
   Net realized gain (loss) on:
      Investments                                              (13,690,497)
      Closed futures contracts                                    (623,360)
      Foreign currency, forward contracts and foreign
      currency related transactions                              3,147,019
                                                              ------------

         Net realized loss                                     (11,166,838)
                                                              ------------

   Change in net unrealized appreciation (depreciation) on:
      Investments                                               (8,209,800)
      Open futures contracts                                      (366,298)
      Foreign currency, forward contracts and foreign
      currency related transactions                              1,287,819
                                                              ------------

         Net unrealized loss                                    (7,288,279)
                                                              ------------

      Net realized and unrealized loss                         (18,455,117)
                                                              ------------

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS          $(16,461,000)
                                                              ============

12            See accompanying notes to the financial statements.

GMO INTERNATIONAL GROWTH FUND
(A SERIES OF GMO TRUST)
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                            PERIOD FROM NOVEMBER 30, 2001
                                                            YEAR ENDED      (COMMENCEMENT OF OPERATIONS)
                                                         FEBRUARY 28, 2003    THROUGH FEBRUARY 28, 2002
                                                         -----------------  -----------------------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
   Net investment income                                   $  1,994,117              $    52,612
   Net realized loss                                        (11,166,838)                (332,890)
   Change in net unrealized appreciation (depreciation)      (7,288,279)              (1,056,739)
                                                           ------------              -----------

   Net decrease in net assets from operations               (16,461,000)              (1,337,017)
                                                           ------------              -----------

Distributions to shareholders from:
   Net investment income
      Class III                                              (5,264,354)                      --
                                                           ------------              -----------
      Total distributions from net investment income         (5,264,354)                      --
                                                           ------------              -----------
   Net share transactions (Note 5):
      Class III                                             115,645,427               86,220,983
                                                           ------------              -----------
   Increase in net assets resulting from net share
    transactions                                            115,645,427               86,220,983
                                                           ------------              -----------

      Total increase in net assets                           93,920,073               84,883,966
NET ASSETS:
   Beginning of period                                       84,883,966                       --
                                                           ------------              -----------
   End of period (including distributions in excess of
    net investment income of $65,113 and accumulated
    undistributed net investment income of $58,107,
    respectively)                                          $178,804,039              $84,883,966
                                                           ============              ===========

              See accompanying notes to the financial statements.             13

GMO INTERNATIONAL GROWTH FUND
(A SERIES OF GMO TRUST)
FINANCIAL HIGHLIGHTS
(FOR A CLASS III SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------

                                                         YEAR ENDED FEBRUARY 28,
                                                         ------------------------
                                                            2003       2002(1)
                                                         ----------  ------------
NET ASSET VALUE, BEGINNING OF PERIOD                     $   19.65     $  20.00
                                                         ---------     --------

Income from investment operations:
   Net investment income(b)                                   0.25         0.01
   Net realized and unrealized loss                          (2.46)       (0.36)
                                                         ---------     --------

      Total from investment operations                       (2.21)       (0.35)
                                                         ---------     --------

Less distributions to shareholders:
   From net investment income                                (0.61)          --
                                                         ---------     --------

      Total distributions                                    (0.61)          --
                                                         ---------     --------
NET ASSET VALUE, END OF PERIOD                           $   16.83     $  19.65
                                                         =========     ========
TOTAL RETURN(a)                                             (11.40)%      (1.75)%**

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)                     $ 178,804     $ 84,884
   Net expenses to average daily net assets                   0.69%        0.69%*
   Net investment income to average daily net assets          1.32%        0.36%*
   Portfolio turnover rate                                      78%          15%
   Fees and expenses reimbursed by the Manager to
     average daily net assets:                                0.22%        0.65%*

 (1) Period from November 30, 2001 (commencement of operations) through February 28, 2002.
 *    Annualized.
 **   Not Annualized.
 (a) The total return would have been lower had certain expenses not been reimbursed during the periods shown.
 (b)  Computed using average shares outstanding throughout the period.

14            See accompanying notes to the financial statements.

GMO INTERNATIONAL GROWTH FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS
FEBRUARY 28, 2003
--------------------------------------------------------------------------------

1.    SIGNIFICANT ACCOUNTING POLICIES

      GMO International Growth Fund (the "Fund"), which commenced operations on November 30, 2001, is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts Business Trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees to create an unlimited number of series ("Funds"), each of which issues a separate series of shares, and to subdivide a series of shares into classes.

      The Fund seeks a high total return through investing primarily in equity securities of non-U.S. issuers. The Fund's benchmark is the Salomon Smith Barney PMI Europac Growth Index.

      The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      PORTFOLIO VALUATION
      Portfolio securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price. Securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, and those values are then translated into U.S. dollars at the current exchange rate. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair value. Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction. A security's value may be deemed unreliable if, for example, the Manager becomes aware of information or events occurring after the close of a foreign market that would materially affect that security's value.

      FOREIGN CURRENCY TRANSLATION
      The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the current exchange rates each business day. Income and expenses denominated in foreign

GMO INTERNATIONAL GROWTH FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------
      currencies are translated at current exchange rates when accrued or incurred. The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of foreign currencies and forward foreign currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid.

      FORWARD CURRENCY CONTRACTS
      The Fund may enter into forward currency contracts and forward cross currency contracts in connection with settling planned purchases or sales of securities or to hedge the currency exposure associated with some or all of the Fund's portfolio securities. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if there are movements in foreign currency values that are unfavorable to the Fund. The value of the currencies the Fund has committed to buy or sell is shown under Note 6 and represents the currency exposure the Fund has acquired or hedged through currency contracts as of February 28, 2003.

      FUTURES CONTRACTS
      The Fund may purchase and sell futures contracts to manage its exposure to the financial markets. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. Upon entering into a futures contract, the Fund is required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. government and agency obligations in accordance with the initial margin requirements of the broker or exchange. In addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contracts. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is liquidated on the following business

GMO INTERNATIONAL GROWTH FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------
      day. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Losses may arise from the changes in the value of the underlying instrument, if there is an illiquid secondary market for the contracts, or if counterparties do not perform under the contract terms. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. See Note 6 for all open futures contracts as of February 28, 2003.

      OPTIONS
      The Fund may write call and put options on futures, securities or currencies it owns or in which it may invest. Writing put options tends to increase the Fund's exposure to the underlying instrument. Writing call options tends to decrease the Fund's exposure to the underlying instrument. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased
      (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. At February 28, 2003, there were no open written option contracts.

      The Fund may also purchase put and call options. Purchasing call options tends to increase the Fund's exposure to the underlying instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying instrument. The Fund pays a premium which is included in the Fund's Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, security or currency transaction to determine the realized gain or loss. The risk associated with purchasing put and call options is limited to the premium paid. At February 28, 2003, there were no open purchased option contracts.

      Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by a primary pricing source chosen by the Manager.

GMO INTERNATIONAL GROWTH FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------

      SWAP AGREEMENTS
      The Fund may enter into swap agreements to manage its exposure to the financial markets. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into total return swap agreements, which involve a commitment by one party in the agreement to pay interest in exchange for a market linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. The Fund may also enter into contracts for differences in which the Fund agrees with the counterparty that its return will be based on the relative performance of two different groups or "baskets" of securities, adjusted by an interest rate payment. To the extent that the relative performance of the two baskets of securities exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. In connection with these agreements, cash or securities may be set aside as collateral by the Fund's custodian in accordance with the terms of the swap agreement. The Fund earns interest on cash set aside as collateral. Swaps are marked to market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. These financial instruments are not actively traded on financial markets. The values assigned to these instruments are based upon the best available information and because of the uncertainty of the valuation, these values may differ significantly from the values that would have been realized had a ready market for these instruments existed, and the differences could be material. Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, or that there may be unfavorable changes in the price of the security or index underlying these transactions. At February 28, 2003, there were no open swap agreements.

      SECURITY LENDING
      The Fund may lend its securities to certain qualified brokers. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of loss with respect to the investment of the collateral, the risk of delay in recovery or loss of rights in the collateral should the borrower of the securities fail financially. The Fund receives compensation for lending its securities. At February 28, 2003, the Fund had no securities on loan.

GMO INTERNATIONAL GROWTH FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------

      TAXES AND DISTRIBUTIONS
      The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryover for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary. Taxes on foreign interest and dividend income are withheld in accordance with the applicable country's tax treaty with the United States.

      The Fund's policy is to declare and pay distributions from net investment income semi-annually, and from net realized short-term and long-term capital gains at least annually. All distributions will be paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

      Dividends received by shareholders of the Fund which are derived from foreign source income and foreign taxes paid by the Fund are to be treated, to the extent allowable under the Code, as if received and paid by the shareholders of the Fund.

      The Fund may be subject to capital gains and repatriation taxes imposed by certain countries in which it invests.

      Income dividends and capital gain distrbutions are determined in accordance with U.S. federal income tax regulations which may differ from U.S. GAAP. During the year ended February 28, 2003, the tax basis of distributions paid was as follows: ordinary income -- $5,264,354.

      As of February 28, 2003, the components of distributable earnings on a tax basis consisted of $648,975 of undistributed ordinary income. The temporary differences between book and tax basis distributable earnings are primarily due to foreign currency transactions.

      At February 28, 2003, the Fund had a capital loss carryforward available to offset any future capital gains, if any, to the extent permitted by the Code of $2,281,901 expiring in 2011. The Fund has elected to defer to March 1, 2003 post-October capital losses of $11,113,912.

      The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 2003. This reclassification has no impact on net investment income, realized gain/loss or the net asset value of

GMO INTERNATIONAL GROWTH FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------
      the Fund and is primarily attributable to certain differences in the computation of distributable income and capital gains under U.S. federal tax rules versus U.S. GAAP. The financial highlights exclude these adjustments.

         Distributions in
           Excess of Net    Accumulated Net
         Investment Income   Realized Loss
         -----------------  ---------------
            $3,147,017        $(3,147,017)

      Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

      SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
      Security transactions are accounted for on trade date. Dividend income, net of applicable withholding taxes, is recorded on the ex-dividend date, or when the Fund is informed of the ex-dividend date, if later. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and discounts. Non-cash dividends, if any, are recorded at the fair market value of the securities received. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

      EXPENSES
      The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

      INVESTMENT RISK
      There are certain additional risks involved in investing in foreign securities that are not inherent in investments of domestic securities. These risks may involve adverse political and economic developments including the possible imposition of capital controls or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times may be more volatile than securities of comparable U.S. companies and U.S. securities markets.

2.    FEES AND OTHER TRANSACTIONS WITH AFFILIATES

      GMO earns a management fee paid monthly at the annual rate of .54% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder

GMO INTERNATIONAL GROWTH FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------
      service fee for client and shareholder service, reporting and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on the average daily net assets at the annual rate of .15% for Class III shares.

      GMO has entered into a binding agreement effective until at least
      June 30, 2003 to reimburse the Fund to the extent that the Fund's total annual operating expenses (excluding shareholder service fees, fees and expenses of the independent Trustees of the Trust (including legal fees), brokerage commissions and other investment-related costs, hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes), securities lending fees and expenses, interest expense and transfer taxes) exceed the management fee.

      As of February 28, 2003, a significant portion of the Fund's shares were held by accounts for which the Manager has investment discretion.

      The Fund's portion of the fee paid by the Trust to the independent Trustees during the year ended February 28, 2003, was $2,553. No remuneration is paid to any Trustee or officer who is affiliated with the Manager.

3.    PURCHASES AND SALES OF SECURITIES

      Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2003 aggregated $224,634,409 and $107,875,263 respectively.

      At February 28, 2003 the cost for Federal income tax purposes and gross unrealized appreciation and depreciation in value of investments held were as follows:

                         Gross Unrealized  Gross Unrealized  Net Unrealized
         Aggregate Cost    Appreciation      Depreciation     Depreciation
         --------------  ----------------  ----------------  --------------
          $189,584,421      $4,703,502       $(17,250,296)    $(12,546,794)

4.    PRINCIPAL SHAREHOLDERS

      At February 28, 2003, 37.4% of the outstanding shares of the Fund were held by three shareholders, each holding in excess of 10% of the outstanding shares of the Fund. One of the shareholders is another fund of GMO Trust. Investment activities of these shareholders may have a material effect on the Fund.

GMO INTERNATIONAL GROWTH FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------

5.    SHARE TRANSACTIONS

      The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                                                                       Period from
                                                                                    November 30, 2001
                                                                                     (commencement of
                                                               Year Ended          operations) through
                                                           February 28, 2003        February 28, 2002*
                                                        ------------------------  ----------------------
                                                          Shares       Amount      Shares      Amount
         Class III:                                     ----------  ------------  ---------  -----------
         Shares sold                                     9,766,373  $179,023,615  4,406,481  $87,915,983
         Shares issued to shareholders in reinvestment
           of distributions                                196,825     3,476,163         --           --
         Shares repurchased                             (3,661,941)  (66,854,351)   (86,086)  (1,695,000)
                                                        ----------  ------------  ---------  -----------
         Net increase                                    6,301,257  $115,645,427  4,320,395  $86,220,983
                                                        ==========  ============  =========  ===========

 * The Fund was formed with an initial tax-free contribution of securities in-kind, which had a market value of $41,670,412, including unrealized loss of $1,962,000, on the date of contribution.

6.    FINANCIAL INSTRUMENTS

      A summary of outstanding financial instruments at February 28, 2003 is as follows:

      FORWARD CURRENCY CONTRACTS

                                                                        Net Unrealized
         Settlement                                                      Appreciation
            Date     Deliver/Receive   Units of Currency     Value      (Depreciation)
         ----------  ----------------  -----------------  ------------  --------------

            Buys
           4/28/03   AUD                      1,777,073   $ 1,072,663    $    72,663
           4/28/03   CAD                      3,131,321     2,096,089         96,089
           3/28/03   CHF                      4,868,537     3,592,129        305,840
           3/28/03   DKK                     46,072,939     6,677,703        625,671
           3/28/03   EUR                     28,286,969    30,459,581      2,474,379
           3/28/03   GBP                      5,442,557     8,558,835         31,694

GMO INTERNATIONAL GROWTH FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------

      FORWARD CURRENCY CONTRACTS -- CONTINUED

                                                                        Net Unrealized
         Settlement                                                     Appreciation
           Date      Deliver/Receive   Units of Currency     Value      (Depreciation)
         ----------  ----------------  -----------------  ------------  --------------
           4/28/03   HKD                      7,021,428   $   900,141    $       484
           4/28/03   JPY                  1,218,587,600    10,328,969        277,397
           3/28/03   NOK                     48,870,535     6,800,934        368,080
           4/28/03   NZD                      2,825,602     1,561,990        176,176
           3/28/03   SEK                     60,987,650     7,155,444        569,679
           4/28/03   SGD                      1,953,010     1,123,921         22,830
                                                                         -----------
                                                                         $ 5,020,982
                                                                         ===========

           Sales
           4/28/03   AUD                      6,449,829   $ 3,893,198    $  (377,654)
           4/28/03   CAD                     13,536,550     9,061,292       (440,167)
           3/28/03   CHF                        599,040       441,987        (38,539)
           3/28/03   EUR                     18,800,073    20,244,033     (1,519,884)
           3/28/03   GBP                      4,673,988     7,350,203        (57,507)
           4/28/03   HKD                     25,351,810     3,250,079         (3,691)
           4/28/03   JPY                  2,633,036,200    22,318,090       (880,624)
           3/28/03   NOK                     10,492,130     1,460,109        (43,226)
           4/28/03   NZD                      1,370,716       757,730       (108,569)
           3/28/03   SEK                     24,404,340     2,863,266       (197,748)
           4/28/03   SGD                        866,150       498,453        (10,206)
                                                                         -----------
                                                                         $(3,677,815)
                                                                         ===========

      CURRENCY ABBREVIATIONS:

       AUD - Australian Dollar
       CAD - Canadian Dollar
       CHF - Swiss Franc
       DKK - Danish Krona
       EUR - Euro
       GBP - British Pound
       HKD - Hong Kong Dollar
       JPY - Japanese Yen
       NOK - Norwegian Krone
       NZD - New Zealand Dollar
       SEK - Swedish Krona
       SGD - Singapore Dollar

GMO INTERNATIONAL GROWTH FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------

      FUTURES CONTRACTS

                                                                                            Net Unrealized
                                                                                             Appreciation
         Number of Contracts             Type              Expiration Date  Contract Value  (Depreciation)
         -------------------  ---------------------------  ---------------  --------------  --------------

                Buys
                       4      DAX                          March 2003         $  273,923      $ (20,549)
                      20      MIB30                        March 2003          2,528,088        (50,551)
                     100      MSCI                         March 2003          1,793,980        (34,779)
                       2      S&P Toronto 60               March 2003             99,852         (1,793)
                      87      SPI 200                      March 2003          3,687,797       (264,370)
                                                                                              ---------
                                                                                              $(372,042)
                                                                                              =========

                Sales
                      32      FTSE 100                     March 2003         $1,830,140      $  (6,556)
                     163      OMX                          March 2003            903,214         (2,722)
                                                                                              ---------
                                                                                              $  (9,278)
                                                                                              =========

      At February 28, 2003, the Fund had sufficient cash and/or securities to cover any commitments or margin requirements of the relevant broker or exchange.

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE TRUSTEES OF GMO TRUST AND THE SHAREHOLDERS OF
GMO INTERNATIONAL GROWTH FUND

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO International Growth Fund (the "Fund") (a series of GMO Trust) at February 28, 2003, and the results of its operations, the changes in its net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at February 28, 2003 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 15, 2003

GMO INTERNATIONAL GROWTH FUND
(A SERIES OF GMO TRUST)
TAX INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

      During the year ended February 28, 2003, the Fund paid foreign taxes of $349,892 and recognized foreign source income of $3,240,970.

TRUSTEES AND OFFICERS (UNAUDITED)
The following tables list the Trust's Trustees and officers; their address and age; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information includes additional information about the Trust's trustees and is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

INDEPENDENT TRUSTEES:

                                                                                                    Number of
                                                                                                  Portfolios in
                                                         Term of              Principal               Fund
                                                      Office(1) and         Occupation(s)            Complex           Other
              Name, Address,          Position(s)       Length of            During Past            Overseen       Directorships
                  and Age           Held with Fund     Time Served           Five Years            by Trustee     Held by Trustee
         -------------------------  ---------------  ---------------  -------------------------  ---------------  ---------------
         Jay O. Light               Trustee of the   Since May 1996   Professor of Business            39              *(2)
         c/o GMO Trust              Trust                             Administration and Senior
         40 Rowes Wharf                                               Associate Dean, Harvard
         Boston, MA 02110                                             University.
         Age: 61
         Donald W. Glazer, Esq.     Trustee of the   Since December   Advisory Counsel, Goodwin        39              None
         c/o GMO Trust              Trust            2000             Procter LLP; Secretary
         40 Rowes Wharf                                               and Consultant,
         Boston, MA 02110                                             Provant, Inc. (provider
         Age: 58                                                      of performance
                                                                      improvement training
                                                                      services and products)
                                                                      (1998 - present);
                                                                      Consultant -- Business
                                                                      and Law.

 1 Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.
 2 Mr. Light is a director of Harvard Management Company, Inc. and Security Capital European Realty. Neither of these companies has a class of securities registered pursuant to Section 12 of the Securities Exchange Act or subject to the requirements of Section 15(d) of the Act and neither of these companies is a registered investment company.

INTERESTED TRUSTEES:

                                                                                                    Number of
                                                                                                  Portfolios in
                                                         Term of              Principal               Fund
                                                      Office(1) and         Occupation(s)            Complex           Other
              Name, Address,          Position(s)       Length of         During Past Five          Overseen       Directorships
                  and Age           Held with Fund     Time Served              Years              by Trustee     Held by Trustee
         -------------------------  ---------------  ---------------  -------------------------  ---------------  ---------------

         R. Jeremy Grantham(3)      Chairman of the  Since September  Member, Grantham, Mayo,          39              None
         c/o GMO Trust              Board of         1985. President  Van Otterloo & Co. LLC.
         40 Rowes Wharf             Trustees of the  from February
         Boston, MA 02110           Trust            2002 - October
         Age: 64                                     2002.

 1 Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.
 3 Trustee is deemed to be an "interested person" of the Trust and Grantham, Mayo, Van Otterloo & Co. LLC, as defined by the 1940 Act.

PRINCIPAL OFFICERS:

                                                                  Term of
                                                               Office(4) and                   Principal Occupation(s)
          Name, Address,             Position(s)                 Length of                           During Past
              and Age              Held with Fund               Time Served                          Five Years
  -------------------------------  ---------------  -----------------------------------  -----------------------------------
  Scott Eston                      President and    President and Chief Executive        Chief Financial Officer (1997 -
  c/o GMO Trust                    Chief Executive  Officer since October 2002; Vice     present), Chief Operating Officer
  40 Rowes Wharf                   Officer of the   President from August 1998 -         (2000 - present) and Member,
  Boston, MA 02110                 Trust            October 2002.                        Grantham, Mayo, Van Otterloo & Co.
  Age: 47                                                                                LLC.
  Susan Randall Harbert            Chief Financial  Chief Financial Officer Since        Member, Grantham, Mayo, Van
  c/o GMO Trust                    Officer and      February 2000; Treasurer since       Otterloo & Co. LLC.
  40 Rowes Wharf                   Treasurer of     February 1998.
  Boston, MA 02110                 the Trust
  Age: 45
  Brent Arvidson                   Assistant        Since September 1998.                Senior Fund Administrator,
  c/o GMO Trust                    Treasurer of                                          Grantham, Mayo, Van Otterloo & Co.
  40 Rowes Wharf                   the Trust                                             LLC.
  Boston, MA 02110
  Age: 33
  William R. Royer, Esq.           Vice President   Vice President since February 1997;  General Counsel, Anti- Money
  c/o GMO Trust                    and Clerk of     Clerk since March 2001; May 1999 -   Laundering Reporting Officer (July
  40 Rowes Wharf                   the Trust        August 1999.                         2002 - February 2003) and Member,
  Boston, MA 02110                                                                       Grantham, Mayo, Van Otterloo & Co.
  Age: 37                                                                                LLC.
  Elaine M. Hartnett, Esq.         Vice President   Vice President since August 1999;    Associate General Counsel,
  c/o GMO Trust                    and Secretary    Secretary since March 2001.          Grantham, Mayo, Van Otterloo & Co.
  40 Rowes Wharf                   of the Trust                                          LLC (June 1999 - present);
  Boston, MA 02110                                                                       Associate/ Junior Partner, Hale and
  Age: 58                                                                                Dorr LLP (1991 - 1999).
  Julie Perniola                   Vice President   Since February 2003.                 Anti-Money Laundering Reporting
  c/o GMO Trust                    and Anti- Money                                       Officer (February 2003 - present)
  40 Rowes Wharf                   Laundering                                            and Compliance Officer, Grantham,
  Boston, MA 02110                 Compliance                                            Mayo, Van Otterloo & Co. LLC.
  Age: 32                          Officer

 4 Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

GMO INTERNATIONAL INTRINSIC VALUE FUND
(A SERIES OF GMO TRUST)
ANNUAL REPORT
FEBRUARY 28, 2003

GMO INTERNATIONAL INTRINSIC VALUE FUND
(A SERIES OF GMO TRUST)
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT

Day-to-day management of the Fund's portfolio is the responsibility of the International Quantitative Division at Grantham, Mayo, Van Otterloo & Co. LLC.

MANAGEMENT DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

Class III shares of GMO International Intrinsic Value Fund returned -4.1% for the fiscal year ended February 28, 2003. This is +13.4% ahead of the MSCI EAFE Index, which returned -17.5% over the same period, and +11.3% ahead of the Salomon Smith Barney PMI Europac Value Index, which returned -15.4%.

International stocks, like the U.S. market, suffered their third straight year of negative returns in 2002. World equity markets were hit by the continued global economic slowdown which came on top of valuation levels that remained high by historical standards. With the addition of corporate governance scandals and a perilous geopolitical situation, this combined to produce the worst bear market since 1974.

In U.S. dollar terms, foreign stocks fared slightly better than domestic equities. The EAFE Index outperformed the S&P 500 (which returned -22.7%) solely due to weakness in the dollar. Foreign investors have been slowing their inflows on declining confidence in the U.S. economy. With the continued large U.S. trade deficit and lower U.S. interest rates, this seems to have put an end to the long post 1995 dollar rally.

In local currency terms, European markets fell even further than the U.S. Germany led the way down, with that country's DAX index falling a Nasdaq-like -44% in calendar year 2002. Europe continued to suffer from the unraveling of the "TMT" bubble in the technology, media, and telecommunications sectors. Faith has all but vanished that third generation mobile phone technology will deliver pots of gold to investors in those sectors. The insurance industry suffered from a brutal combination of rising liabilities for natural (and unnatural) disasters with deteriorating asset values as equity holdings declined in value. There were questions about the viability of the Eurozone as a single currency region and the appropriateness of its stability pact, which limits government deficits. Adhering to this pact means, for example, that Germany has neither fiscal policy nor monetary policy (now ceded to the ECB) available to stimulate its economy.

In Japan, frustration continued to mount over the lack of reform. GDP growth is stagnant and some economic indicators forecast a return to recession in 2003. The solvency of the financial sector remains a concern, and several big banks have been forced to raise additional capital at the expense of current shareholders. Prime Minister Koizumi appeared to practice business as usual with the appointment of an establishment candidate to head the central bank. Additionally, the strength of the yen against the dollar poses problems for exporters. Despite the fact that the Nikkei 225 index hit a 20-year low, Japan was the best performing major market. The MSCI Japan index fell "only" by 10%, as the decline was at least somewhat anticipated in the prices.

Within this difficult environment, GMO's disciplined valuation based investment approach produced strong relative performance. GMO's stock selection process, which involves the application of quantitative techniques to forecast returns based upon an evaluation of stock valuation, dividend yield, price momentum, and other factors, performed well in the fiscal year.

GMO INTERNATIONAL INTRINSIC VALUE FUND
(A SERIES OF GMO TRUST)
--------------------------------------------------------------------------------

The portfolio's sector allocation contributed about 2.0% of value added against MSCI EAFE and +1.0% against the Fund's benchmark. It was generally the most defensive sectors that performed strongest in these times of uncertainty. Utility stocks led the way and were the portfolio's largest overweight, boosting relative performance. Telecommunications stocks and consumer staples also outperformed the benchmark (all sectors fell in absolute terms). Energy stocks outperformed only slightly despite a run up in oil prices to nearly $40/barrel. The outperformance of the telecommunications sector came after two dismal years, as share prices have fallen enough that the basic revenue from the traditional business is providing some valuation support even as hopes of future growth dissipate. Technology stocks where the portfolio remains underweight were the worst performers of the major sectors.

Country allocation was also a positive, as the portfolio benefited from overweights in some of the smaller markets that performed relatively well. Austria was the most notable of these as overweighting that market, which managed positive absolute return, added close to a percentage point of relative return. Allocations to Canada and the Pacific region outside Japan were also positive as those regions enjoyed relatively strong growth. Currency allocation was also positive as the portfolio benefited not just in absolute terms from not holding the U.S. dollar, but also in relative terms from overweighting the euro and other continental currencies at the expense of the pound and yen.

OUTLOOK

The silver lining to the pain of a tough bear market is that the bad news is now out in the open. With lower stock prices, dividend yields are now meaningful and there is a lower hurdle on earnings growth required to deliver capital gains. Also, many CEOs have been replaced by a more prudent generation focused on reducing debt and other more conservative means of enhancing shareholder value. Lower valuations and continued dollar weakness position international equities both to enjoy positive returns and to outperform the U.S. market. This one note of caution for this strategy is that the significant outperformance of value stocks (or rather their relatively moderate declines) versus growth stocks now leaves value stocks at roughly fair value versus growth. Hence while the outlook for international stocks in general is improved, the outlook for this strategy's outperformance within that universe has moderated.

THE VIEWS EXPRESSED HEREIN ARE EXCLUSIVELY THOSE OF GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC MANAGEMENT AS OF THE DATE OF THIS REPORT AND ARE SUBJECT TO CHANGE. THEY ARE NOT MEANT AS INVESTMENT ADVICE.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

           COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
GMO INTERNATIONAL INTRINSIC VALUE FUND CLASS III SHARES AND THE MSCI EAFE INDEX
                            AS OF FEBRUARY 28, 2003
                                                                                  GMO INTERNATIONAL
                                                                                 INTRINSIC VALUE FUND  MSCI EAFE INDEX
2/28/93                                                                                       $10,000          $10,000
3/31/93                                                                                       $10,767          $10,872
6/30/93                                                                                       $11,371          $11,965
9/30/93                                                                                       $12,312          $12,759
12/31/93                                                                                      $13,346          $12,869
3/31/94                                                                                       $13,857          $13,319
6/30/94                                                                                       $14,102          $13,999
9/30/94                                                                                       $14,176          $14,013
12/31/94                                                                                      $13,900          $13,870
3/31/95                                                                                       $13,870          $14,128
6/30/95                                                                                       $14,478          $14,231
9/30/95                                                                                       $14,827          $14,824
12/31/95                                                                                      $15,334          $15,424
3/31/96                                                                                       $15,676          $15,870
6/30/96                                                                                       $15,966          $16,121
9/30/96                                                                                       $15,948          $16,101
12/31/96                                                                                      $16,798          $16,357
3/31/97                                                                                       $16,546          $16,101
6/30/97                                                                                       $17,813          $18,190
9/30/97                                                                                       $18,236          $18,062
12/31/97                                                                                      $16,953          $16,648
3/31/98                                                                                       $19,784          $19,097
6/30/98                                                                                       $19,704          $19,300
9/30/98                                                                                       $16,722          $16,556
12/31/98                                                                                      $19,259          $19,977
3/31/99                                                                                       $18,969          $20,255
6/30/99                                                                                       $20,497          $20,770
9/30/99                                                                                       $21,286          $21,681
12/31/99                                                                                      $22,074          $25,364
3/31/2000                                                                                     $20,863          $25,337
6/30/2000                                                                                     $21,655          $24,333
9/30/2000                                                                                     $20,640          $22,370
12/31/2000                                                                                    $21,766          $21,770
3/31/2001                                                                                     $19,885          $18,786
6/30/2001                                                                                     $20,600          $18,590
9/30/2001                                                                                     $18,493          $15,987
12/31/2001                                                                                    $19,130          $17,102
3/31/2002                                                                                     $20,158          $17,189
6/30/2002                                                                                     $21,371          $16,825
9/30/2002                                                                                     $18,197          $13,505
12/31/2002                                                                                    $19,016          $14,376
2/28/2003                                                                                     $18,356          $13,460

           COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
GMO INTERNATIONAL INTRINSIC VALUE FUND CLASS III SHARES AND THE MSCI EAFE INDEX
                            AS OF FEBRUARY 28, 2003
                                                                                 SALOMON SMITH BARNEY
                                                                                 PMI VALUE EPAC INDEX
2/28/93                                                                                       $10,000
3/31/93                                                                                       $11,142
6/30/93                                                                                       $12,093
9/30/93                                                                                       $12,968
12/31/93                                                                                      $13,115
3/31/94                                                                                       $13,695
6/30/94                                                                                       $14,544
9/30/94                                                                                       $14,591
12/31/94                                                                                      $14,450
3/31/95                                                                                       $14,722
6/30/95                                                                                       $14,857
9/30/95                                                                                       $15,543
12/31/95                                                                                      $16,254
3/31/96                                                                                       $16,660
6/30/96                                                                                       $17,080
9/30/96                                                                                       $17,228
12/31/96                                                                                      $17,654
3/31/97                                                                                       $17,306
6/30/97                                                                                       $19,669
9/30/97                                                                                       $19,732
12/31/97                                                                                      $18,174
3/31/98                                                                                       $21,068
6/30/98                                                                                       $21,369
9/30/98                                                                                       $17,834
12/31/98                                                                                      $21,236
3/31/99                                                                                       $21,913
6/30/99                                                                                       $22,724
9/30/99                                                                                       $23,822
12/31/99                                                                                      $26,194
3/31/2000                                                                                     $25,341
6/30/2000                                                                                     $25,572
9/30/2000                                                                                     $24,238
12/31/2000                                                                                    $24,422
3/31/2001                                                                                     $21,679
6/30/2001                                                                                     $22,038
9/30/2001                                                                                     $19,077
12/31/2001                                                                                    $19,992
3/31/2002                                                                                     $20,413
6/30/2002                                                                                     $20,478
9/30/2002                                                                                     $16,546
12/31/2002                                                                                    $17,378
2/28/2003                                                                                     $16,347

AVERAGE ANNUAL TOTAL RETURN
                                                        SINCE
                                                      INCEPTION
                             1 YEAR  5 YEAR  10 YEAR   9/29/96
Class II                     -4.11%  -0.29%      n/a      2.19%
Class III                    -4.05%  -0.21%    6.26%        n/a
                                                         1/9/98
Class IV                     -4.02%  -0.14%      n/a      2.18%

Performance shown is net of all fees after reimbursement from the manager. Returns and net asset values of fund investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. Performance for Classes II and IV may vary due to different shareholder servicing fees. Past performance is not indicative of future performance. Information is unaudited.

GMO INTERNATIONAL INTRINSIC VALUE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2003

   SHARES      DESCRIPTION                                                VALUE ($)
--------------------------------------------------------------------------------------
               COMMON STOCKS -- 92.8%
               AUSTRALIA -- 3.7%
      803,581  AMP Diversified Property Trust                                1,263,022
      497,077  Australia and New Zealand Banking Group Ltd                   4,953,112
      417,234  Boral Ltd                                                     1,124,201
      450,834  Caltex Australia Ltd*                                           547,177
      422,054  CSR Ltd                                                       1,664,803
    1,655,325  General Property Trust Units                                  2,782,559
    1,954,422  Goodman Fielder Ltd                                           2,099,293
      190,981  Lion Nathan Ltd                                                 606,140
      916,718  National Australia Bank Ltd                                  16,077,368
        1,200  National Australia Bank Ltd ADR                                 106,188
      307,848  Orica Ltd                                                     1,537,509
      695,087  Santos Ltd                                                    2,467,609
       72,241  St. George Bank Ltd                                             771,574
      915,173  Telstra Corp Ltd                                              2,221,491
    1,612,968  Westfield Trust Units                                         3,171,408
      144,243  Westpac Banking Corp                                          1,229,851
      493,257  Woodside Petroleum Ltd                                        3,247,763
                                                                        --------------
                                                                            45,871,068
                                                                        --------------
               AUSTRIA -- 4.5%
      140,909  Austrian Airlines*                                              971,979
       17,385  Bau Holdings AG                                               1,283,522
      136,603  Boehler Uddeholm (Bearer)                                     6,813,837
       74,192  Brau Union AG                                                 5,357,597
      101,309  Erste Bank Der Oesterreichischen Sparkassen AG                6,780,751
       86,357  Flughafen Wien AG                                             3,127,339
        9,535  Generali Holding Vienna AG                                    1,603,184
       51,744  Mayr-Melnhof Karton AG (Bearer)                               4,049,994
       41,457  Oesterreichische Brau Beteiligungs AG                         3,389,157
      125,062  OMV AG                                                       13,512,880
      176,031  RHI AG*                                                       1,555,755
       81,913  VA Technologie AG (Bearer)                                    1,280,145
      202,280  Voestalpine AG                                                4,829,085
      117,486  Wienerberger AG                                               2,001,964
                                                                        --------------
                                                                            56,557,189
                                                                        --------------
               BELGIUM -- 2.7%
       95,681  AGFA-Gevaert NV                                               2,061,468

              See accompanying notes to the financial statements.              1

GMO INTERNATIONAL INTRINSIC VALUE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2003

   SHARES      DESCRIPTION                                                VALUE ($)
--------------------------------------------------------------------------------------
               BELGIUM -- CONTINUED
      153,251  Almanij NV                                                    4,933,745
       23,648  Bekaert SA                                                      834,726
       50,354  Delhaize Group                                                  767,400
       32,885  Electrabel SA                                                 8,258,325
      395,867  Fortis B                                                      5,418,651
      290,195  KBC Bancassurance Holding                                     8,770,132
       37,080  Solvay Et Cie                                                 2,198,065
                                                                        --------------
                                                                            33,242,512
                                                                        --------------
               CANADA -- 2.8%
      123,100  Bank of Montreal                                              3,470,399
      275,500  Bank of Nova Scotia                                           9,736,257
       44,000  Canadian Natural Resources                                    1,510,673
       39,300  CP Ships Ltd                                                    489,338
      291,300  EnCana Corp                                                   9,506,649
       27,400  Magna International Inc                                       1,520,996
      144,900  National Bank of Canada                                       3,160,995
       97,000  Quebecor Inc*                                                 1,208,431
      100,100  Royal Bank of Canada                                          3,903,752
       26,500  Shell Canada Ltd                                                853,806
                                                                        --------------
                                                                            35,361,296
                                                                        --------------
               FINLAND -- 1.2%
       53,700  Finnair Class A                                                 211,254
      656,400  Fortum Oyj                                                    4,315,554
      132,800  Kesko Oyj                                                     1,477,121
       78,554  Rautaruukki Oyj                                                 300,563
      585,800  Sampo Oyj                                                     3,661,976
       38,100  Stockmann AB Class A                                            562,579
       22,100  Stockmann AB Class B                                            327,516
      162,500  Stora Enso Oyj                                                1,592,045
       65,100  UPM-Kymmene Oyj                                               1,866,383
       23,400  Wartsila Oyj ABP                                                315,257
                                                                        --------------
                                                                            14,630,248
                                                                        --------------
               FRANCE -- 4.6%
       38,037  Assurances Generales de France                                1,047,045
      428,453  BNP Paribas                                                  17,732,607
       33,896  Bongrain SA                                                   1,369,992

2             See accompanying notes to the financial statements.

GMO INTERNATIONAL INTRINSIC VALUE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2003

   SHARES      DESCRIPTION                                                VALUE ($)
--------------------------------------------------------------------------------------
               FRANCE -- CONTINUED
       27,858  Carrefour SA                                                  1,055,391
      188,174  Cie de Saint-Gobain                                           5,684,875
       78,334  Credit Agricole SA                                            1,169,333
       19,143  Danone                                                        2,265,429
       62,846  Eurazeo                                                       3,298,715
      187,768  France Telecom SA                                             4,160,858
        5,470  Fromageries Bel Vache qui Rit                                   672,095
        6,821  Imerys SA                                                       726,345
       85,019  Renault SA                                                    3,593,865
      278,267  Societe Generale Class A                                     14,935,825
                                                                        --------------
                                                                            57,712,375
                                                                        --------------
               GERMANY -- 6.2%
       38,826  AGIV Real Estate AG*                                             79,509
      167,700  Bankgesellschaft Berlin AG*                                     258,468
      199,800  BASF AG                                                       7,257,108
        1,300  BASF AG ADR                                                      47,554
      157,880  Bewag AG Class A                                              2,263,169
      142,400  Commerzbank AG                                                  897,851
      150,256  Continental AG*                                               2,356,313
      732,650  DaimlerChrysler AG (Registered)                              22,347,100
       38,530  Degussa AG                                                      984,205
      308,800  Deutsche Telekom                                              3,547,911
       42,800  Douglas Holdings AG                                             636,592
      478,940  E. On AG                                                     20,364,150
        5,300  Gehe AG                                                         198,789
       59,297  HeidelbergCement AG                                           1,412,418
       41,650  MAN AG                                                          601,531
       84,600  Schwarz Pharma AG                                             3,122,979
       49,723  Sudzucker AG                                                    782,435
      417,908  Thyssen Krupp AG                                              3,981,724
      168,100  Volkswagen AG                                                 6,730,769
                                                                        --------------
                                                                            77,870,575
                                                                        --------------
               HONG KONG -- 2.7%
      539,000  Cheung Kong Infrastructure Holdings Ltd                         977,914
    1,386,598  CLP Holdings Ltd                                              5,689,264
      623,409  Great Eagle Holdings Ltd                                        361,699
      170,000  Guoco Group                                                     983,062

              See accompanying notes to the financial statements.              3

GMO INTERNATIONAL INTRINSIC VALUE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2003

   SHARES      DESCRIPTION                                                VALUE ($)
--------------------------------------------------------------------------------------
               HONG KONG -- CONTINUED
    2,153,511  Hang Lung Development Co Ltd                                  1,822,412
      542,815  Henderson Land Development Co Ltd                             1,538,153
    1,039,900  Hong Kong Aircraft Engineering Co Ltd                         3,020,058
    2,094,469  Hong Kong Electric Holdings Ltd                               7,989,441
      588,700  Hong Kong Ferry Co Ltd                                          430,253
      361,000  Hong Kong Land Holdings                                         444,030
      636,562  Jardine Matheson Holdings Ltd                                 3,628,403
    1,593,911  Jardine Strategic Holdings Ltd                                4,016,656
    1,882,862  Mandarin Oriental*                                              771,973
      808,400  YUE Yuen Industrial Holdings*                                 1,502,968
                                                                        --------------
                                                                            33,176,286
                                                                        --------------
               IRELAND -- 0.7%
      342,470  Allied Irish Banks Plc                                        4,344,474
      342,294  Bank of Ireland                                               3,770,408
                                                                        --------------
                                                                             8,114,882
                                                                        --------------
               ITALY -- 4.1%
      186,458  Banca Popolare di Bergamo Credit                              3,340,029
    1,069,100  Banca Popolare di Milano*                                     4,159,716
    1,548,839  ENI-Ente Nazionale Idrocarburi SPA                           22,986,794
      134,676  Fiat SPA (Savings Shares)                                       634,322
      588,000  Grassetto SPA*(a)                                                 6,337
      258,850  IFIL Finanziaria di Partecipazioni SPA                          771,403
      361,425  IFIL Finanziaria di Partecipazioni SPA (Savings Shares)         808,304
      153,302  Italcementi SPA                                                 831,101
       29,437  Italmobiliare SPA                                               996,234
       38,400  Natuzzi SPA ADR                                                 345,600
      651,535  Parmalat Finanziaria SPA                                      1,074,403
      168,155  RAS SPA                                                       2,067,919
      248,331  Saipem SPA                                                    1,547,024
      982,472  SMI (Societa Metallurgica Italy)                                357,911
    1,233,798  Telecom Italia Mobile SPA                                     5,558,512
      484,369  Telecom Italia SPA                                            3,367,241
      547,722  Telecom Italia SPA (Savings Shares)                           2,686,023
                                                                        --------------
                                                                            51,538,873
                                                                        --------------
               JAPAN -- 22.0%
       78,200  Acom Co Ltd                                                   2,566,428

4             See accompanying notes to the financial statements.

GMO INTERNATIONAL INTRINSIC VALUE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2003

   SHARES      DESCRIPTION                                                VALUE ($)
--------------------------------------------------------------------------------------
               JAPAN -- CONTINUED
      159,000  Alps Electric Co Ltd                                          1,942,026
      480,000  Ashikaga Bank Ltd*                                              511,567
       45,800  Autobacs Seven                                                  980,114
      198,000  Bank of Yokohama                                                726,851
       72,000  Best Denki Co Ltd                                               213,153
      301,000  Brother Industries Ltd                                        1,815,293
      244,000  Canon Sales Co Inc                                            1,770,793
      400,000  Chiba Bank                                                    1,245,084
      240,100  Chubu Electric Power Co Inc                                   4,406,995
       53,000  Chudenko Corp                                                   569,338
      192,700  Chugoku Electric Power Co Inc                                 2,946,937
    1,493,000  Cosmo Oil Co Ltd                                              2,033,182
      275,000  Daicel Chemical Industries Ltd                                  895,538
      665,000  Daido Steel Co Ltd                                              933,728
      202,000  Daiichi Pharmaceuticals Co Ltd                                2,706,433
      306,000  Dainippon Printing Co Ltd                                     3,090,412
      101,000  Daio Paper Corp                                                 733,846
       31,900  Daito Trust Construction Co Ltd                                 621,945
      931,000  Daiwa House Industry Co Ltd                                   5,291,876
      192,000  Daiwa Kosho Lease Co Ltd                                        469,342
      138,000  Denso Corp                                                    2,064,893
        1,018  East Japan Railway Co                                         4,692,831
      271,000  Ezaki Glico Co Ltd                                            1,379,928
       50,500  FamilyMart                                                      820,131
       51,300  Fast Retailing Co Ltd                                         1,366,843
      489,000  Fuji Heavy Industries Ltd                                     1,886,099
      136,400  Fuji Photo Film Co Ltd                                        4,326,496
      208,000  Fukuyama Transporting Co Ltd                                    774,117
      155,000  Gunze Ltd                                                       567,689
       38,200  Heiwa Corp                                                      520,211
      289,000  Hino Motors                                                   1,141,578
      106,000  Hitachi Kokusai Electric Inc*                                   312,015
       88,000  Hitachi Metals Ltd                                              227,025
      203,300  Hokkaido Electric Power                                       2,844,222
      209,000  House Foods Corp                                              1,997,632
    1,558,000  Itochu Corp                                                   3,716,270
      184,000  Itoham Foods Inc                                                522,935
       29,000  Japan Airport Terminal Co Ltd                                   165,574
      199,000  Japan Securities Finance Co                                     664,876
          454  Japan Tobacco Inc                                             2,707,295

              See accompanying notes to the financial statements.              5

GMO INTERNATIONAL INTRINSIC VALUE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2003

   SHARES      DESCRIPTION                                                VALUE ($)
--------------------------------------------------------------------------------------
               JAPAN -- CONTINUED
      408,175  JFE Holdings Inc*                                             5,927,989
    1,182,000  Kajima Corp                                                   2,369,499
      336,000  Kamigumi Co Ltd                                               1,560,279
      242,000  Kandenko Co                                                     749,182
      255,100  Kansai Electric Power                                         3,868,846
    2,643,000  Kawasaki Heavy Industries Ltd*                                2,302,635
      206,000  Kawasaki Kisen Kaisha Ltd                                       454,777
          903  KDDI Corp                                                     2,833,690
      199,000  Keio Electric Railway Co Ltd                                    924,094
      159,000  Kinden Corp                                                     554,096
      496,000  Kirin Brewery Co Ltd                                          3,670,966
      159,000  Kissei Pharmaceutical Co Ltd                                  2,103,413
    4,169,000  Kobe Steel Ltd*                                               2,538,955
      456,000  Komatsu Ltd                                                   1,751,102
       34,300  Konami Corp                                                     706,454
      268,000  Kyushu Electric Power Co Inc                                  3,939,810
      125,700  Lopro Corp                                                      510,349
      465,000  Maeda Corp                                                    1,408,078
      132,000  Maeda Road Construction                                         455,538
      102,000  Makita Corp                                                     681,582
       53,000  Maruichi Steel Tube                                             589,063
    1,229,000  Mazda Motor Corp                                              2,598,858
          306  Millea Holdings Inc*                                          2,119,805
      440,000  Minolta Co Ltd*                                               2,158,596
      155,000  Mitsubishi Corp                                               1,037,048
    1,204,000  Mitsubishi Electric Corp*                                     3,218,135
    1,662,000  Mitsubishi Material*                                          1,855,648
    1,077,000  Mitsubishi Motors*                                            2,614,498
            1  Mitsubishi Tokyo Finance Group Inc                                  886
      396,000  Mitsui Chemicals Inc                                          1,520,694
        4,189  Mizuho Holding Inc*                                           3,720,406
    4,161,000  Mizuho Trust & Banking Co Ltd*                                1,794,976
       79,000  Nagase & Co                                                     340,123
      670,000  Nippon Express Co Ltd                                         2,646,564
      113,000  Nippon Hodo Co                                                  523,781
    1,221,000  Nippon Light Metal                                            1,136,054
      845,000  Nippon Shinpan Co                                             1,050,666
      621,000  Nippon Suisan Kaisha Ltd                                      1,386,712
        1,978  Nippon Telegraph & Telephone Corp                             7,160,787
            1  Nippon Unipac Holding                                             1,587

6             See accompanying notes to the financial statements.

GMO INTERNATIONAL INTRINSIC VALUE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2003

   SHARES      DESCRIPTION                                                VALUE ($)
--------------------------------------------------------------------------------------
               JAPAN -- CONTINUED
      597,000  Nishimatsu Construction                                       1,732,045
      828,000  Nissan Motor Co                                               6,212,189
      290,000  Nisshin Oillio Group Ltd                                        694,185
    1,228,000  Nisshin Steel Co Ltd*                                           830,958
      206,000  Nisshinbo Industries Inc                                        768,416
    2,403,000  Nissho Iwai Corp*                                               752,049
      136,000  Nomura Holdings Inc                                           1,598,985
      723,000  Obayashi Corp                                                 1,724,559
      389,000  Okumura Corp                                                  1,437,877
      102,000  Olympus Optical Co Ltd                                        1,647,875
      133,000  Ono Pharmaceutical Co Ltd                                     4,173,652
       63,000  PanaHome Corp                                                   232,870
      121,050  Promise Co                                                    3,952,235
    5,079,000  Resona Holdings Inc*                                          2,448,746
       29,400  Rinnai Corp                                                     610,505
      142,000  Royal Co Ltd                                                    882,808
       93,000  Ryosan Co                                                       921,150
      524,000  Sankyo Co Ltd                                                 6,994,054
      242,000  Sanwa Shutter Corp                                              824,919
      346,000  Seino Transportation Co Ltd                                   2,165,701
      828,000  Sekisui Chemical                                              2,073,064
      295,000  Sekisui House Ltd                                             2,081,032
      191,600  Shikoku Electric Power                                        2,957,665
      662,000  Shimizu Corp                                                  1,629,452
      213,000  Shiseido Co Ltd                                               2,470,061
      157,000  Showa Shell Sekiyu                                            1,037,150
      190,400  Sony Corp                                                     7,231,093
      158,000  Sumitomo Forestry Co Ltd                                        772,459
    4,853,000  Sumitomo Metal Industries*                                    2,134,540
      201,000  Suzuki Motor Corp                                             2,295,200
    1,188,000  Taiheiyo Cement Corp                                          1,979,581
    1,253,000  Taisei Corp                                                   2,352,853
      260,000  Taisho Pharmaceutical Co Ltd                                  3,800,211
      202,700  Takeda Chemical Industries Ltd                                7,475,339
      118,960  Takefuji Corp                                                 5,896,431
       78,000  Takuma Corp                                                     438,740
      197,000  Toagosei Co Ltd                                                 269,943
      528,700  Tohoku Electric Power Co Inc                                  7,660,504
      207,900  Tokyo Electric Power                                          4,000,613
      328,000  Tokyo Gas Co                                                    993,225

              See accompanying notes to the financial statements.              7

GMO INTERNATIONAL INTRINSIC VALUE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2003

   SHARES      DESCRIPTION                                                VALUE ($)
--------------------------------------------------------------------------------------
               JAPAN -- CONTINUED
      514,000  TonenGeneral Sekiyu KK                                        3,121,607
      423,000  Toppan Printing Co Ltd                                        2,912,430
    1,446,000  Toshiba Corp*                                                 4,207,435
      407,000  Toshiba TEC Corp*                                               998,351
      211,000  Toyo Ink Manufacturing Co Ltd                                   613,948
      123,000  Toyo Seikan Kaisha                                            1,362,910
      251,300  Toyota Motor Corp                                             5,898,562
        2,138  UFJ Holdings Inc                                              2,513,698
       44,300  Uni-Charm Corp                                                1,682,444
       83,000  Victor Co of Japan Ltd*                                         605,168
      108,000  Wacoal Corp                                                     818,507
      187,000  Yamaha Corp                                                   2,105,282
      179,000  Yamazaki Baking Co Ltd                                        1,009,879
                                                                        --------------
                                                                           273,960,917
                                                                        --------------
               MALAYSIA -- 0.0%
      511,000  MBF Holdings Berhad*(a)                                           6,724
      751,000  Promet Berhad*(a)(b)                                              1,976
      234,000  Saship Holdings*(a)(b)                                              616
       45,821  Silverstone Corp BHD*                                             2,231
                                                                        --------------
                                                                                11,547
                                                                        --------------
               NETHERLANDS -- 5.0%
    1,551,040  ABN Amro Holdings NV                                         24,657,736
      174,626  Aegon NV                                                      1,872,708
       74,051  Corio NV                                                      2,130,985
       71,434  DSM NV                                                        2,621,563
       13,872  Gamma Holdings NV                                               388,732
      274,036  ING Groep NV                                                  3,706,718
       99,509  KLM-Koninklijke Luchtvaart Mij NV                               691,768
       47,757  Koninklijke Volker Wessels                                      772,087
      317,439  Koninklijke Wessanen NV                                       1,649,094
      161,837  Numico NV                                                       854,697
      287,653  OCE NV                                                        2,594,971
    1,887,396  Ron KPN NV*                                                  12,510,548
      123,914  Unilever NV                                                   7,024,967
       25,754  Wereldhave NV                                                 1,472,544
                                                                        --------------
                                                                            62,949,118
                                                                        --------------

              See accompanying notes to the financial statements.
8

GMO INTERNATIONAL INTRINSIC VALUE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2003

   SHARES      DESCRIPTION                                                VALUE ($)
--------------------------------------------------------------------------------------
               NEW ZEALAND -- 0.5%
      544,100  BIL International Ltd (New Zealand Exchange)*                   143,913
      284,457  BIL International Ltd (Singapore Exchange)*                      74,415
    2,786,983  Telecom Corp of New Zealand                                   6,530,698
                                                                        --------------
                                                                             6,749,026
                                                                        --------------
               NORWAY -- 2.7%
       74,844  Bergesen D.Y. ASA Class A                                     1,441,507
       34,350  Bergesen D.Y. ASA Class B                                       556,116
    1,455,929  DNB Holdings Class A                                          5,506,685
       50,360  Elkem AS Class A                                                913,713
      303,428  Fred Olsen Energy*                                              343,022
      114,400  Frontline Ltd                                                 1,213,446
       49,950  Gjensidige NOR ASA                                            1,254,841
    2,245,504  Kvaerner ASA*                                                   908,851
      193,277  Norsk Hydro AS                                                7,404,629
      215,514  Norske Skogindustrier AS Class A                              2,752,183
      240,304  Orkla ASA                                                     3,353,836
      109,750  Smedvig ASA Class A                                             473,308
      938,133  Statoil ASA                                                   7,201,250
      206,542  Tandberg Data ASA*                                               90,803
                                                                        --------------
                                                                            33,414,190
                                                                        --------------
               PORTUGAL -- 0.0%
       43,637  Banco Espirito Santo SA                                         569,087
                                                                        --------------
               SINGAPORE -- 1.9%
       68,000  Cerebos Pacific Ltd                                              81,327
    4,035,500  Comfort Group                                                 2,088,348
      150,800  Creative Technology Ltd                                         953,799
      491,000  DBS Group Holdings Ltd                                        2,710,290
      278,000  Fraser & Neave Ltd                                            1,278,786
      744,193  Haw Par Corp Ltd                                              1,480,555
    1,030,104  Hotel Properties Ltd                                            571,573
    1,244,000  Keppel Corp Ltd                                               2,961,309
      436,000  Singapore Airlines Ltd                                        2,369,088
      179,000  Singapore Land Ltd                                              331,415
    3,918,000  Singapore Telecom                                             2,928,672
    2,053,201  Straits Trading Co Ltd                                        1,664,614
    1,409,960  United Industrial Corp Ltd                                      567,503

              See accompanying notes to the financial statements.              9

GMO INTERNATIONAL INTRINSIC VALUE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2003

   SHARES      DESCRIPTION                                                VALUE ($)
--------------------------------------------------------------------------------------
               SINGAPORE -- CONTINUED
      573,000  United Overseas Bank                                          3,426,501
                                                                        --------------
                                                                            23,413,780
                                                                        --------------
               SPAIN -- 3.2%
       74,534  Altadis SA                                                    1,766,517
      158,449  CIA ESP Petroleos                                             3,244,750
      467,917  Endesa SA                                                     5,597,962
        5,800  Endesa SA ADR                                                    69,890
      110,882  Iberdrola SA                                                  1,699,413
    1,857,344  Repsol YPF SA                                                26,023,990
        3,200  Repsol YPF SA ADR                                                44,864
      125,859  Vallehermoso SA                                               1,233,066
                                                                        --------------
                                                                            39,680,452
                                                                        --------------
               SWEDEN -- 1.0%
      369,632  Gambro AB Class A                                             1,546,468
      255,180  Gambro AB Class B                                             1,064,625
       94,900  Holmen AB Class B                                             2,319,803
      473,300  Nordea AB                                                     2,063,630
      114,317  SAS AB*                                                         424,541
       21,600  SKF AB Series A                                                 571,160
    1,122,304  TeliaSonera AB                                                3,772,229
       36,100  Volvo AB Class A                                                604,566
                                                                        --------------
                                                                            12,367,022
                                                                        --------------
               SWITZERLAND -- 4.6%
        3,584  Bqe Cant Vaudoise*                                              202,855
       64,076  Micronas Semiconductor Hold*                                  1,370,357
        1,282  Pargesa Holdings SA (Bearer)                                  2,306,844
       46,268  Roche Holding AG (Bearer)                                     4,452,783
      420,640  Roche Holding AG (Genusschein)                               25,266,319
        7,715  SIG Holding AG                                                  645,761
        2,632  Sika AG                                                         656,059
       52,685  Swisscom AG                                                  15,657,858
        7,014  Valora Holding AG                                             1,161,241
       15,522  ZKB Finanz Vision AG*                                         1,264,883
        9,981  ZKB Pharma Vision AG*                                           748,943

10            See accompanying notes to the financial statements.

GMO INTERNATIONAL INTRINSIC VALUE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2003

   SHARES      DESCRIPTION                                                VALUE ($)
--------------------------------------------------------------------------------------
               SWITZERLAND -- CONTINUED
       38,325  Zurich Financial Services AG                                  3,250,277
                                                                        --------------
                                                                            56,984,180
                                                                        --------------
               UNITED KINGDOM -- 18.7%
    1,539,738  Abbey National Plc                                            9,458,441
        1,200  Abbey National Plc ADR                                           14,280
      301,563  Alliance & Leicester Plc                                      3,681,187
      362,397  Associated British Food                                       2,896,868
      849,547  Aviva Plc                                                     5,295,616
      270,630  AWG Plc*                                                      2,242,177
      427,309  BAA Plc                                                       2,914,326
    1,737,181  Barclays Plc                                                 10,041,978
      225,035  Barratt Development                                           1,453,256
    1,068,772  Boots Group Plc                                               9,124,151
      171,469  BP Plc                                                        1,080,323
      678,717  British American Tobacco                                      6,628,092
      229,372  British Energy Plc                                               16,258
      511,082  British Energy Plc (Deferred Shares)*(a)                             --
    6,655,017  BT Group Plc                                                 17,138,589
        1,300  BT Group Plc ADR                                                 33,215
      505,481  Coats                                                           431,929
      384,741  Diageo Plc                                                    3,817,835
    1,320,215  Friends Provident Plc                                         1,840,332
      221,843  Gallaher Group Plc                                            2,176,917
      284,956  Great Portland Estates Plc                                      987,435
      734,599  GUS Plc                                                       5,872,114
      919,526  HBOS Plc                                                      9,588,047
      928,084  HSBC Holdings Plc                                             9,998,884
      164,588  Inchcape Plc                                                  1,849,696
      417,994  Kelda Group Plc                                               2,699,368
    1,922,941  Kingfisher Plc                                                6,928,436
      298,645  Land Securities Group Plc                                     3,499,744
    3,304,903  Lloyds TSB Group Plc                                         18,427,657
    2,807,074  mmO2 Plc*                                                     2,100,176
    1,678,611  National Grid Transco Plc                                    10,787,439
      252,746  Next Plc                                                      3,184,802
      871,898  Northern Foods Plc                                            1,593,059
      179,065  Northern Rock Plc                                             1,900,985
      129,172  Pennon Group Plc                                              1,357,070
      368,554  Rank Group Plc                                                1,355,489

              See accompanying notes to the financial statements.             11

GMO INTERNATIONAL INTRINSIC VALUE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2003

   SHARES      DESCRIPTION                                                VALUE ($)
--------------------------------------------------------------------------------------
               UNITED KINGDOM -- CONTINUED
      233,015  RMC Group                                                     1,350,641
    1,443,403  Rolls-Royce                                                   1,807,436
    2,547,957  Royal & Sun Alliance Insurance Group                          2,869,500
      195,780  Royal Bank of Scotland Group                                  4,480,661
      786,938  Sainsbury (J)                                                 2,875,654
      526,700  Scottish & Newcastle Plc                                      2,787,473
      701,296  Scottish & Southern Energy Plc                                6,959,051
    1,461,906  Scottish Power Plc                                            8,393,152
        2,650  Scottish Power Plc ADR                                           60,712
      263,168  Severn Trent Plc                                              2,918,192
    1,133,312  Shell Transport & Trading (Registered)                        6,564,631
      828,004  Six Continents Plc                                            8,072,931
    1,092,180  Somerfield Plc                                                1,359,031
      193,822  Standard Chartered Plc                                        2,127,865
      309,748  Tate & Lyle                                                   1,355,098
      864,575  Taylor Woodrow Plc                                            2,458,035
       45,173  TDG Plc                                                         112,776
      298,763  Tomkins Plc                                                     884,693
      507,898  United Utilities                                              4,719,942
      316,054  Whitbread Plc                                                 2,593,625
      206,745  Wilson (Connolly) Holdings                                      527,543
      601,731  Wimpey (George)                                               2,568,501
      442,349  Wolseley                                                      3,490,687
                                                                        --------------
                                                                           233,754,001
                                                                        --------------

               TOTAL COMMON STOCKS (COST $1,374,404,858)                 1,157,928,624
                                                                        --------------
               PREFERRED STOCKS -- 0.6%
               GERMANY -- 0.5%
       89,446  RWE AG 4.35%                                                  1,812,412
        9,000  Villeroy & Boch AG (Non Voting) 5.78%                            77,602
      132,450  Volkswagen AG 5.30%                                           3,882,925
                                                                        --------------
                                                                             5,772,939
                                                                        --------------
               ITALY -- 0.1%
      135,802  Fiat SPA 4.95%                                                  644,017
      100,961  Fondiaria-Sai SPA 8.00%                                         566,930

12            See accompanying notes to the financial statements.

GMO INTERNATIONAL INTRINSIC VALUE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2003

   SHARES/
PAR VALUE ($)  DESCRIPTION                                                VALUE ($)
--------------------------------------------------------------------------------------
               ITALY -- CONTINUED
       86,700  IFI Istituto Finanziario Industries 4.82%                       747,562
                                                                        --------------
                                                                             1,958,509
                                                                        --------------

               TOTAL PREFERRED STOCKS (COST $12,685,824)                     7,731,448
                                                                        --------------
               RIGHTS AND WARRANTS -- 0.0%
               FRANCE -- 0.0%
    1,252,228  Eurotunnel SA Paris Warrants, Expires 10/31/03*                  13,497
       42,538  Wendel Investissement Warrants, Expires 3/27/03*                    458
                                                                        --------------
                                                                                13,955
                                                                        --------------
               UNITED KINGDOM -- 0.0%
    2,311,000  Eurotunnel SA Warrants, Expires 10/31/03*                         4,732
                                                                        --------------

               TOTAL RIGHTS AND WARRANTS (COST $220,431)                        18,687
                                                                        --------------
               SHORT-TERM INVESTMENTS -- 10.7%
               CASH EQUIVALENTS -- 9.9%
$  46,200,000  Dresdner GC Time Deposit, 1.31%, due 3/03/03                 46,200,000
   77,550,313  The Boston Global Investment Trust(c)                        77,550,313
                                                                        --------------
                                                                           123,750,313
                                                                        --------------

              See accompanying notes to the financial statements.

GMO INTERNATIONAL INTRINSIC VALUE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2003

PAR VALUE ($)  DESCRIPTION                                                VALUE ($)
--------------------------------------------------------------------------------------
               U.S. GOVERNMENT -- 0.8%
   10,200,000  U.S. Treasury Bill, 1.22%, due 4/24/03(d)                    10,181,596
                                                                        --------------

               TOTAL SHORT-TERM INVESTMENTS (COST $133,931,909)            133,931,909
                                                                        --------------
               TOTAL INVESTMENTS -- 104.1%
               (Cost $1,521,243,022)                                     1,299,610,668

               Other Assets and Liabilities (net) -- (4.1%)                (51,477,440)
                                                                        --------------
               TOTAL NET ASSETS -- 100.0%                               $1,248,133,228
                                                                        ==============

               NOTES TO SCHEDULE OF INVESTMENTS:

ADR - American Depositary Receipt

 *    Non-income producing security.

 (a) Security valued at fair value using methods determined in good faith by or at the direction of the Trustees (Note 1).

 (b)  Bankrupt issuer.

 (c)  Represents investment of security lending collateral (Note 1).

 (d) All or a portion of this security is held as collateral for open futures contracts (Note 6).

14            See accompanying notes to the financial statements.

GMO INTERNATIONAL INTRINSIC VALUE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- INDUSTRY SECTOR SUMMARY
(SHOWING PERCENTAGE OF EQUITY INVESTMENTS)
FEBRUARY 28, 2003 (UNAUDITED)

At February 28, 2003, industry sector diversification of the Fund's equity investments was as follows:

INDUSTRY SECTOR
--------------------------------------------------------------------
Financials                                                     28.6%
Consumer Discretionary                                         12.5
Utilities                                                      11.0
Energy                                                         10.4
Telecommunication Services                                      7.9
Industrials                                                     7.8
Consumer Staples                                                7.7
Materials                                                       6.8
Health Care                                                     5.6
Information Technology                                          1.7
                                                              -----
                                                              100.0%
                                                              =====

              See accompanying notes to the financial statements.

GMO INTERNATIONAL INTRINSIC VALUE FUND
(A SERIES OF GMO TRUST)
STATEMENT OF ASSETS AND LIABILITIES -- FEBRUARY 28, 2003
--------------------------------------------------------------------------------

ASSETS:
   Investments, at value, including securities on loan of
    $71,232,218 (cost $1,521,243,022) (Note 1)                $1,299,610,668
   Cash                                                               81,174
   Foreign currency, at value (cost $968,379) (Note 1)               946,633
   Receivable for investments sold                                   559,322
   Receivable for Fund shares sold                                18,478,354
   Dividends and interest receivable                               2,375,730
   Foreign taxes receivable                                          932,931
   Receivable for open forward foreign currency contracts
    (Notes 1 and 6)                                               49,428,337
   Receivable for variation margin on open futures contracts
    (Notes 1 and 6)                                                  626,649
   Receivable for expenses reimbursed by Manager (Note 2)             58,688
                                                              --------------
      Total assets                                             1,373,098,486
                                                              --------------
LIABILITIES:
   Payable upon return of securities loaned (Note 1)              77,550,313
   Payable for Fund shares repurchased                             7,776,543
   Payable to affiliate for (Note 2):
      Management fee                                                 514,201
      Shareholder service fee                                        130,231
   Payable for open forward foreign currency contracts
    (Notes 1 and 6)                                               38,789,439
   Accrued expenses                                                  204,531
                                                              --------------
      Total liabilities                                          124,965,258
                                                              --------------
NET ASSETS                                                    $1,248,133,228
                                                              ==============
NET ASSETS CONSIST OF:
   Paid-in capital                                            $1,653,019,080
   Accumulated undistributed net investment income                 1,858,662
   Accumulated net realized loss                                (191,183,697)
   Net unrealized depreciation                                  (215,560,817)
                                                              --------------
                                                              $1,248,133,228
                                                              ==============
NET ASSETS ATTRIBUTABLE TO:
   Class II shares                                            $   67,896,039
                                                              ==============
   Class III shares                                           $  845,997,198
                                                              ==============
   Class IV shares                                            $  334,239,991
                                                              ==============
SHARES OUTSTANDING:
   Class II                                                        4,232,529
                                                              ==============
   Class III                                                      52,454,814
                                                              ==============
   Class IV                                                       20,733,449
                                                              ==============
NET ASSET VALUE PER SHARE:
   Class II                                                   $        16.04
                                                              ==============
   Class III                                                  $        16.13
                                                              ==============
   Class IV                                                   $        16.12
                                                              ==============

16            See accompanying notes to the financial statements.

GMO INTERNATIONAL INTRINSIC VALUE FUND
(A SERIES OF GMO TRUST)
STATEMENT OF OPERATIONS -- YEAR ENDED FEBRUARY 28, 2003
--------------------------------------------------------------------------------

INVESTMENT INCOME:
   Dividends (net of withholding taxes of $4,415,303)         $ 35,599,214
   Interest (including securities lending income of
    $946,187)                                                    1,952,974
                                                              ------------

         Total income                                           37,552,188
                                                              ------------
EXPENSES:
   Management fee (Note 2)                                       7,000,434
   Custodian fees                                                  995,820
   Legal fees                                                       74,101
   Audit fees                                                       66,697
   Transfer agent fees                                              55,918
   Trustees fees and related expenses (Note 2)                      27,807
   Registration fees                                                26,651
   Miscellaneous                                                    32,805
   Fees reimbursed by Manager (Note 2)                          (1,246,654)
                                                              ------------
                                                                 7,033,579

   Shareholder service fee (Note 2) - Class II                     113,654

   Shareholder service fee (Note 2) - Class III                  1,387,501

   Shareholder service fee (Note 2) - Class IV                     287,744
                                                              ------------
      Net expenses                                               8,822,478
                                                              ------------

         Net investment income                                  28,729,710
                                                              ------------

REALIZED AND UNREALIZED GAIN (LOSS):
   Net realized gain (loss) on:
      Investments                                              (53,382,257)
      Closed futures contracts                                  (9,464,665)
      Foreign currency, forward contracts and foreign
      currency related transactions                             22,329,444
                                                              ------------

         Net realized loss                                     (40,517,478)
                                                              ------------

   Change in net unrealized appreciation (depreciation) on:
      Investments                                              (37,994,430)
      Open futures contracts                                    (4,540,769)
      Foreign currency, forward contracts and foreign
      currency related transactions                              9,363,228
                                                              ------------

         Net unrealized loss                                   (33,171,971)
                                                              ------------

      Net realized and unrealized loss                         (73,689,449)
                                                              ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS          $(44,959,739)
                                                              ============

              See accompanying notes to the financial statements.             17

GMO INTERNATIONAL INTRINSIC VALUE FUND
(A SERIES OF GMO TRUST)
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                            YEAR ENDED         YEAR ENDED
                                                         FEBRUARY 28, 2003  FEBRUARY 28, 2002
                                                         -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
   Net investment income                                  $   28,729,710     $   32,221,106
   Net realized loss                                         (40,517,478)      (103,502,172)
   Change in net unrealized appreciation (depreciation)      (33,171,971)       (84,795,934)
                                                          --------------     --------------

   Net decrease in net assets from operations                (44,959,739)      (156,077,000)
                                                          --------------     --------------

Distributions to shareholders from:
   Net investment income
      Class II                                                (2,069,691)        (1,302,950)
      Class III                                              (34,394,773)       (45,392,797)
      Class IV                                               (13,242,397)        (9,503,029)
                                                          --------------     --------------
      Total distributions from net investment income         (49,706,861)       (56,198,776)
                                                          --------------     --------------
   Net share transactions (Note 5):
      Class II                                                30,892,601         29,909,052
      Class III                                             (148,543,077)       (50,856,645)
      Class IV                                               116,271,839        125,957,168
                                                          --------------     --------------
   Increase (decrease) in net assets resulting from net
    share transactions                                        (1,378,637)       105,009,575
                                                          --------------     --------------

      Total decrease in net assets                           (96,045,237)      (107,266,201)
NET ASSETS:
   Beginning of period                                     1,344,178,465      1,451,444,666
                                                          --------------     --------------
   End of period (including accumulated undistributed
    net investment income of $1,858,662 and
    distributions in excess of net investment income of
    $176,685, respectively)                               $1,248,133,228     $1,344,178,465
                                                          ==============     ==============

18            See accompanying notes to the financial statements.

GMO INTERNATIONAL INTRINSIC VALUE FUND
(A SERIES OF GMO TRUST)
FINANCIAL HIGHLIGHTS
(FOR A CLASS II SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------

                                                                   YEAR ENDED FEBRUARY 28/29,
                                              ---------------------------------------------------------------------
                                                2003           2002           2001           2000           1999
                                              ---------      ---------      ---------      ---------      ---------
NET ASSET VALUE, BEGINNING OF PERIOD          $  17.41       $  20.30       $  20.85       $  20.33       $  23.16
                                              --------       --------       --------       --------       --------

Income from investment operations:
   Net investment income(b)                       0.37           0.28           0.40           0.41           0.39
   Net realized and unrealized gain
     (loss)                                      (1.05)         (2.44)          1.11           1.33          (0.46)
                                              --------       --------       --------       --------       --------

      Total from investment operations           (0.68)         (2.16)          1.51           1.74          (0.07)
                                              --------       --------       --------       --------       --------

Less distributions to shareholders:
   From net investment income                    (0.69)         (0.73)         (0.22)         (0.56)         (0.48)
   From net realized gains                          --             --          (1.84)         (0.66)         (2.28)
                                              --------       --------       --------       --------       --------

      Total distributions                        (0.69)         (0.73)         (2.06)         (1.22)         (2.76)
                                              --------       --------       --------       --------       --------
NET ASSET VALUE, END OF PERIOD                $  16.04       $  17.41       $  20.30       $  20.85       $  20.33
                                              ========       ========       ========       ========       ========
TOTAL RETURN(a)                                  (4.11)%       (10.71)%         7.25%          8.09%         (0.76)%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)          $ 67,896       $ 42,495       $ 15,284       $ 21,162       $ 18,295
   Net expenses to average daily net
     assets                                       0.76%          0.76%          0.76%          0.76%          0.76%
   Net investment income to average
     daily net assets                             2.06%          1.56%          1.88%          1.84%          1.71%
   Portfolio turnover rate                          51%            51%            31%            53%            60%
   Fees and expenses reimbursed by the
     Manager to average daily net
     assets:                                      0.10%          0.10%          0.08%          0.09%          0.28%

(a) The total returns would have been lower had certain expenses not been reimbursed during the periods shown.
(b)  Computed using average shares outstanding throughout the period.

              See accompanying notes to the financial statements.             19

GMO INTERNATIONAL INTRINSIC VALUE FUND
(A SERIES OF GMO TRUST)
FINANCIAL HIGHLIGHTS
(FOR A CLASS III SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------

                                                                       YEAR ENDED FEBRUARY 28/29,
                                              -----------------------------------------------------------------------------
                                                2003            2002             2001             2000             1999
                                              ---------      -----------      -----------      -----------      -----------
NET ASSET VALUE, BEGINNING OF PERIOD          $  17.50       $    20.37       $    20.91       $    20.38       $    23.20
                                              --------       ----------       ----------       ----------       ----------

Income from investment operations:
   Net investment income(b)                       0.40             0.44             0.44             0.47             0.42
   Net realized and unrealized gain
     (loss)                                      (1.08)           (2.59)            1.09             1.28            (0.47)
                                              --------       ----------       ----------       ----------       ----------

      Total from investment operations           (0.68)           (2.15)            1.53             1.75            (0.05)
                                              --------       ----------       ----------       ----------       ----------

Less distributions to shareholders:
   From net investment income                    (0.69)           (0.72)           (0.23)           (0.56)           (0.49)
   From net realized gains                          --               --            (1.84)           (0.66)           (2.28)
                                              --------       ----------       ----------       ----------       ----------

      Total distributions                        (0.69)           (0.72)           (2.07)           (1.22)           (2.77)
                                              --------       ----------       ----------       ----------       ----------
NET ASSET VALUE, END OF PERIOD                $  16.13       $    17.50       $    20.37       $    20.91       $    20.38
                                              ========       ==========       ==========       ==========       ==========
TOTAL RETURN(a)                                  (4.05)%         (10.60)%           7.32%            8.20%           (0.68)%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)          $845,997       $1,053,104       $1,280,603       $1,799,929       $1,998,447
   Net expenses to average daily net
     assets                                       0.69%            0.69%            0.69%            0.69%            0.69%
   Net investment income to average
     daily net assets                             2.26%            2.37%            2.07%            2.09%            1.84%
   Portfolio turnover rate                          51%              51%              31%              53%              60%
   Fees and expenses reimbursed by the
     Manager to average daily net
     assets:                                      0.10%            0.10%            0.08%            0.09%            0.28%

(a) The total returns would have been lower had certain expenses not been reimbursed during the periods shown.
(b)  Computed using average shares outstanding throughout the period.

20            See accompanying notes to the financial statements.

GMO INTERNATIONAL INTRINSIC VALUE FUND
(A SERIES OF GMO TRUST)
FINANCIAL HIGHLIGHTS
(FOR A CLASS IV SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------

                                                                   YEAR ENDED FEBRUARY 28/29,
                                              ---------------------------------------------------------------------
                                                2003           2002           2001           2000           1999
                                              ---------      ---------      ---------      ---------      ---------
NET ASSET VALUE, BEGINNING OF PERIOD          $  17.50       $  20.37       $  20.90       $  20.37       $  23.19
                                              --------       --------       --------       --------       --------

Income from investment operations:
   Net investment income(b)                       0.38           0.36           0.50           0.55           0.42
   Net realized and unrealized gain
     (loss)                                      (1.05)         (2.49)          1.05           1.21          (0.46)
                                              --------       --------       --------       --------       --------

      Total from investment operations           (0.67)         (2.13)          1.55           1.76          (0.04)
                                              --------       --------       --------       --------       --------

Less distributions to shareholders:
   From net investment income                    (0.71)         (0.74)         (0.24)         (0.57)         (0.50)
   From net realized gains                          --             --          (1.84)         (0.66)         (2.28)
                                              --------       --------       --------       --------       --------

      Total distributions                        (0.71)         (0.74)         (2.08)         (1.23)         (2.78)
                                              --------       --------       --------       --------       --------
NET ASSET VALUE, END OF PERIOD                $  16.12       $  17.50       $  20.37       $  20.90       $  20.37
                                              ========       ========       ========       ========       ========
TOTAL RETURN(a)                                  (4.02)%       (10.52)%         7.45%          8.18%         (0.60)%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)          $334,240       $248,579       $155,558       $291,894       $567,219
   Net expenses to average daily net
     assets                                       0.63%          0.63%          0.63%          0.63%          0.63%
   Net investment income to average
     daily net assets                             2.13%          1.97%          2.34%          2.47%          1.85%
   Portfolio turnover rate                          51%            51%            31%            53%            60%
   Fees and expenses reimbursed by the
     Manager to average daily net
     assets:                                      0.10%          0.10%          0.08%          0.09%          0.28%

(a) The total returns would have been lower had certain expenses not been reimbursed during the periods shown.
(b)  Computed using average shares outstanding throughout the period.

              See accompanying notes to the financial statements.             21

GMO INTERNATIONAL INTRINSIC VALUE FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS
FEBRUARY 28, 2003
--------------------------------------------------------------------------------

1.    SIGNIFICANT ACCOUNTING POLICIES

      GMO International Intrinsic Value Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts Business Trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees to create an unlimited number of series ("Funds"), each of which issues a separate series of shares, and to subdivide a series of shares into classes.

      The Fund seeks high total return through investment in equity securities of non-U.S. issuers. The Fund's benchmark is the SSB PMI Value EPAC Index.

      Throughout the year ended February 28, 2003, the Fund had three classes of shares outstanding: Class II, Class III and Class IV. The principal economic difference among the classes of shares is the level of shareholder service fees borne by the classes. Eligibility for and automatic conversion among the various classes of shares is generally based on the total amount of assets invested in a particular fund or with GMO, as more fully outlined in the Trust's prospectus.

      The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      PORTFOLIO VALUATION
      Portfolio securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price. Securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, and those values are then translated into U.S. dollars at the current exchange rate. Shares of mutual funds are valued at their net asset value as reported on each business day. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair value. Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or other persons acting at their

GMO INTERNATIONAL INTRINSIC VALUE FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------
      direction. A security's value may be deemed unreliable if, for example, the Manager becomes aware of information or events occurring after the close of a foreign market that would materially affect that security's value.

      FOREIGN CURRENCY TRANSLATION
      The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the current exchange rates each business day. Income and expenses denominated in foreign currencies are translated at current exchange rates when accrued or incurred. The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of foreign currencies and forward foreign currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid.

      FORWARD CURRENCY CONTRACTS
      The Fund may enter into forward currency contracts and forward cross currency contracts in connection with settling planned purchases or sales of securities or to hedge the currency exposure associated with some or all of the Fund's portfolio securities. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if there are movements in foreign currency values that are unfavorable to the Fund. The value of the currencies the Fund has committed to buy or sell is shown under Note 6 and represents the currency exposure the Fund has acquired or hedged through currency contracts as of February 28, 2003.

      FUTURES CONTRACTS
      The Fund may purchase and sell futures contracts to manage its exposure to the financial markets. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures

GMO INTERNATIONAL INTRINSIC VALUE FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------
      tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. Upon entering into a futures contract, the Fund is required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. government and agency obligations in accordance with the initial margin requirements of the broker or exchange. In addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contracts. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is liquidated on the following business day. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Losses may arise from the changes in the value of the underlying instrument, if there is an illiquid secondary market for the contracts, or if counterparties do not perform under the contract terms. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. See Note 6 for all open futures contracts as of February 28, 2003.

      OPTIONS
      The Fund may write call and put options on futures, securities or currencies it owns or in which it may invest. Writing put options tends to increase the Fund's exposure to the underlying instrument. Writing call options tends to decrease the Fund's exposure to the underlying instrument. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased
      (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. At February 28, 2003, there were no open written option contracts.

      The Fund may also purchase put and call options. Purchasing call options tends to increase the Fund's exposure to the underlying instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying instrument. The Fund pays a premium which is included in the Fund's Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, security or currency

GMO INTERNATIONAL INTRINSIC VALUE FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------
      transaction to determine the realized gain or loss. The risk associated with purchasing put and call options is limited to the premium paid. At February 28, 2003, there were no open purchased option contracts.

      Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by a primary pricing source chosen by the Manager.

      SWAP AGREEMENTS
      The Fund may enter into swap agreements to manage its exposure to the financial markets. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into total return swap agreements, which involve a commitment by one party in the agreement to pay interest in exchange for a market linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. The Fund may also enter into contracts for differences in which the Fund agrees with the counterparty that its return will be based on the relative performance of two different groups or "baskets" of securities, adjusted by an interest rate payment. To the extent that the relative performance of the two baskets of securities exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. In connection with these agreements, cash or securities may be set aside as collateral by the Fund's custodian in accordance with the terms of the swap agreement. The Fund earns interest on cash set aside as collateral. Swaps are marked to market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. These financial instruments are not actively traded on financial markets. The values assigned to these instruments are based upon the best available information and because of the uncertainty of the valuation, these values may differ significantly from the values that would have been realized had a ready market for these instruments existed, and the differences could be material. Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, or that there may be unfavorable changes in the price of the security or index underlying these transactions. At February 28, 2003, there were no open swap agreements.

      SECURITY LENDING
      The Fund may lend its securities to certain qualified brokers. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities

GMO INTERNATIONAL INTRINSIC VALUE FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------
      on loan. As with other extensions of credit, the Fund may bear the risk of loss with respect to the investment of the collateral, the risk of delay in recovery or loss of rights in the collateral should the borrower of the securities fail financially. The Fund receives compensation for lending its securities. At February 28, 2003, the Fund loaned securities having a market value of $71,232,218 collateralized by cash in the amount of $77,550,313 which was invested in a short-term instrument.

      TAXES AND DISTRIBUTIONS
      The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryover for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary. Taxes on foreign interest and dividend income are withheld in accordance with the applicable country's tax treaty with the United States.

      The Fund's policy is to declare and pay distributions from net investment income semi-annually, and from net realized short-term and long-term capital gains at least annually. All distributions will be paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions.

      Dividends received by shareholders of the Fund which are derived from foreign source income and foreign taxes paid by the Fund are to be treated, to the extent allowable under the Code, as if received and paid by the shareholders of the Fund.

      The Fund may be subject to capital gains and repatriation taxes imposed by certain countries in which it invests.

      Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from U.S. GAAP. During the years ended February 28, 2002 and February 28, 2003, the tax basis of distributions paid were as follows: ordinary income -- $56,198,776 and $49,706,861, respectively.

      As of February 28, 2003, the components of distributable earning on a tax basis consisted of $8,687,165 of undistributed ordinary income. The temporary differences between book and tax basis distributable earnings are primarily due to passive foreign investment company transactions.

      At February 28, 2003, the Fund had a capital loss carryforward available to offset future capital gains, if any, to the extent permitted by the Code of $63,430,844 and $95,091,208 expiring in 2010 and 2011, respectively. The Fund has elected to defer to March 1, 2003 post-October capital losses of $22,379,754.

GMO INTERNATIONAL INTRINSIC VALUE FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------

      The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 2003. This reclassification has no impact on net investment income, realized gain/loss or the net asset value of the Fund and is primarily attributable to certain differences in the computation of distributable income and capital gains under U.S. federal tax rules versus U.S. GAAP. The net gains resulting from redemption in-kind transactions were $2,219,910. The financial highlights exclude these adjustments.

            Accumulated
         Undistributed Net   Accumulated Net
         Investment Income    Realized Loss    Paid-in Capital
         -----------------  -----------------  ---------------
            $23,012,498       $(20,788,733)      $(2,223,765)

      Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

      SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
      Security transactions are accounted for on trade date. Dividend income, net of applicable withholding taxes, is recorded on the ex-dividend date, or when the Fund is informed of the ex-dividend date, if later.

      Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and discounts. Non cash dividends, if any, are recorded at the fair market value of the securities received. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

      ALLOCATION OF OPERATING ACTIVITY
      The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds. Investment income, common expenses and realized and unrealized gains and losses are allocated pro-rata among the classes of shares of the Fund based on the relative net assets of each class. Shareholder service fees, which are directly attributable to a class of shares, are charged to that class' operations.

      INVESTMENT RISK
      There are certain additional risks involved in investing in foreign securities that are not inherent in investments in domestic securities. These risks may involve adverse political and economic developments including the possible imposition of capital controls or other foreign governmental

GMO INTERNATIONAL INTRINSIC VALUE FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------
      laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times may be more volatile than securities of comparable U.S. companies and U.S. securities markets.

2.    FEES AND OTHER TRANSACTIONS WITH AFFILIATES

      GMO earns a management fee paid monthly at the annual rate of .54% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on the average daily net assets of each class at the annual rate of .22% for Class II shares, .15% for Class III shares, and .09% for Class IV shares.

      GMO has entered into a binding agreement effective until at least
      June 30, 2003 to reimburse the Fund to the extent that the Fund's total annual operating expenses (excluding shareholder service fees, fees and expenses of the independent Trustees of the Trust (including legal fees), brokerage commissions and other investment-related costs, hedging transaction fees, extraordinary, non-recurring and certain unusual expenses (including taxes), securities lending fees and expenses, interest expense and transfer taxes) exceed the management fee.

      As of February 28, 2003, a significant portion of the Fund's shares were held by accounts for which the Manager has investment discretion.

      The Fund's portion of the fee paid by the Trust to the independent Trustees during the year ended February 28, 2003, was $18,700. No remuneration is paid to any Trustee or officer who is affiliated with the Manager.

3.    PURCHASES AND SALES OF SECURITIES

      Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2003, aggregated $633,408,241 and $684,181,036, respectively.

      At February 28, 2003, the cost for Federal income tax purposes and gross unrealized appreciation and depreciation in the value of investments held were as follows:

                         Gross Unrealized  Gross Unrealized  Net Unrealized
         Aggregate Cost    Appreciation      Depreciation     Depreciation
         --------------  ----------------  ----------------  --------------
         $1,532,342,278    $56,548,944      $(289,280,554)   $(232,731,610)

GMO INTERNATIONAL INTRINSIC VALUE FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------

4.    PRINCIPAL SHAREHOLDER

      At February 28, 2003, 10.8% of the outstanding shares of the Fund were held by one shareholder. Investment activities of this shareholder may have a material effect on the Fund.

5.    SHARE TRANSACTIONS

      The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                                                 Year Ended                    Year Ended
                                                             February 28, 2003             February 28, 2002
                                                        ----------------------------  ----------------------------
                                                           Shares         Amount         Shares         Amount
         Class II:                                      ------------  --------------  ------------  --------------
         Shares sold                                       2,552,285  $   45,282,901     1,624,477  $   28,823,075
         Shares issued to shareholders in reinvestment
           of distributions                                   98,783       1,661,781        68,492       1,192,782
         Shares repurchased                                 (858,945)    (16,052,081)       (5,596)       (106,805)
                                                        ------------  --------------  ------------  --------------
         Net increase                                      1,792,123  $   30,892,601     1,687,373  $   29,909,052
                                                        ============  ==============  ============  ==============

                                                                 Year Ended                    Year Ended
                                                             February 28, 2003             February 28, 2002
                                                        ----------------------------  ----------------------------
                                                           Shares         Amount         Shares         Amount
         Class III:                                     ------------  --------------  ------------  --------------
         Shares sold                                      18,150,851  $  313,632,458     9,555,643  $  172,725,472
         Shares issued to shareholders in reinvestment
           of distributions                                1,458,645      24,738,029     1,736,570      31,031,226
         Shares repurchased                              (27,340,396)   (486,913,564)  (13,971,133)   (254,613,343)
                                                        ------------  --------------  ------------  --------------
         Net decrease                                     (7,730,900) $ (148,543,077)   (2,678,920) $  (50,856,645)
                                                        ============  ==============  ============  ==============

GMO INTERNATIONAL INTRINSIC VALUE FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------

                                                                 Year Ended                    Year Ended
                                                             February 28, 2003             February 28, 2002
                                                        ----------------------------  ----------------------------
                                                           Shares         Amount         Shares         Amount
         Class IV:                                      ------------  --------------  ------------  --------------
         Shares sold                                      13,102,251  $  231,497,089     7,356,392  $  140,727,918
         Shares issued to shareholders in reinvestment
           of distributions                                  684,808      11,576,480       387,104       6,911,650
         Shares repurchased                               (7,261,462)   (126,801,730)   (1,170,451)    (21,682,400)
                                                        ------------  --------------  ------------  --------------
         Net increase                                      6,525,597  $  116,271,839     6,573,045  $  125,957,168
                                                        ============  ==============  ============  ==============

6.    FINANCIAL INSTRUMENTS

      A summary of outstanding financial instruments at February 28, 2003 is as follows:

      FORWARD CURRENCY CONTRACTS

                                                                        Net Unrealized
         Settlement                                                      Appreciation
            Date     Deliver/Receive   Units of Currency     Value      (Depreciation)
         ----------  ----------------  -----------------  ------------  --------------

            Buys
           4/28/03   AUD                     66,865,325   $ 40,360,746   $  3,339,441
           4/28/03   CAD                     44,922,277     30,070,726      1,557,600
           3/28/03   CHF                     67,940,165     50,127,966      4,275,518
           3/28/03   DKK                    479,996,536     69,569,559      6,617,618
           3/28/03   EUR                    221,161,729    238,148,296     21,741,317
           3/28/03   GBP                     33,856,474     53,241,889      1,020,297
           4/28/03   HKD                    286,309,942     36,704,677         58,976
           4/28/03   JPY                  1,430,401,280     12,124,340        589,857
           3/28/03   NOK                    399,424,353     55,584,797      2,493,308
           4/28/03   NZD                     27,898,318     15,422,167      1,936,522
           3/28/03   SEK                    625,980,000     73,443,797      5,514,461
           4/28/03   SGD                     37,244,950     21,433,784        283,422
                                                                         ------------
                                                                         $ 49,428,337
                                                                         ============

GMO INTERNATIONAL INTRINSIC VALUE FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------

      FORWARD CURRENCY CONTRACTS -- CONTINUED

                                                                        Net Unrealized
         Settlement                                                     Appreciation
           Date      Deliver/Receive   Units of Currency     Value      (Depreciation)
         ----------  ----------------  -----------------  ------------  --------------
           Sales
           4/28/03   AUD                     30,147,105   $ 18,197,169   $ (1,770,370)
           4/28/03   CAD                     69,127,408     46,273,508     (2,295,966)
           3/28/03   CHF                     42,830,710     31,601,577     (2,713,236)
           3/28/03   DKK                    131,779,680     19,099,834     (1,082,989)
           3/28/03   EUR                    203,483,762    219,112,554    (19,936,152)
           3/28/03   GBP                     47,468,937     74,648,525       (830,446)
           4/28/03   HKD                    456,865,869     58,569,794        (89,426)
           4/28/03   JPY                 11,339,545,913     96,116,038     (4,216,056)
           3/28/03   NOK                    273,413,005     38,048,773     (2,268,485)
           4/28/03   NZD                     14,391,524      7,955,623     (1,137,487)
           3/28/03   SEK                    222,337,736     26,086,021     (2,383,251)
           4/28/03   SGD                      5,269,740      3,032,639        (65,575)
                                                                         ------------
                                                                         $(38,789,439)
                                                                         ============

      CURRENCY ABBREVIATIONS:

AUD - Australian Dollar
CAD - Canadian Dollar
CHF - Swiss Franc
DKK - Danish Krona
EUR - Euro
GBP - British Pound
HKD - Hong Kong Dollar
JPY - Japanese Yen
NOK - Norwegian Krone
NZD - New Zealand Dollar
SEK - Swedish Krona
SGD - Singapore Dollar

GMO INTERNATIONAL INTRINSIC VALUE FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------

      FUTURES CONTRACTS

                                                                           Net Unrealized
         Number of                                             Contract     Appreciation
         Contracts           Type           Expiration Date     Value      (Depreciation)
         ---------  ----------------------  ---------------  ------------  --------------

           Buys
             223    DAX                     March 2003       $15,271,201    $(2,636,573)
             356    FTSE 100                March 2003        20,360,309     (1,464,928)
              24    MIB30                   March 2003         3,033,705        (36,986)
             599    MSCI                    March 2003        10,745,939       (208,324)
             193    TSE TOPIX               March 2003        13,337,365       (565,532)
                                                                            -----------
                                                                            $(4,912,343)
                                                                            ===========

           Sales
             217    S&P Toronto 60          March 2003       $10,833,977    $   (89,517)
             142    SPI 200                 March 2003         6,019,163        210,813
                                                                            -----------
                                                                            $   121,296
                                                                            ===========

      At February 28, 2003 , the Fund had sufficient cash and/or securities to cover any commitments of margin requirements of the relevant broker or exchange.

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE TRUSTEES OF GMO TRUST AND THE SHAREHOLDERS OF
GMO INTERNATIONAL INTRINSIC VALUE FUND

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO International Intrinsic Value Fund (the "Fund") (a series of GMO Trust) at February 28, 2003, and the results of its operations, the changes in its net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 15, 2003

GMO INTERNATIONAL INTRINSIC VALUE FUND
(A SERIES OF GMO TRUST)
TAX INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

      During the year ended February 28, 2003, the Fund paid foreign taxes of $4,415,303 and recognized foreign source income of $40,014,517.

TRUSTEES AND OFFICERS (UNAUDITED)
The following tables list the Trust's Trustees and officers; their address and age; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information includes additional information about the Trust's trustees and is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

INDEPENDENT TRUSTEES:

                                                                                                    Number of
                                                                                                  Portfolios in
                                                         Term of              Principal               Fund
                                                      Office(1) and         Occupation(s)            Complex           Other
              Name, Address,          Position(s)       Length of            During Past            Overseen       Directorships
                  and Age           Held with Fund     Time Served           Five Years            by Trustee     Held by Trustee
         -------------------------  ---------------  ---------------  -------------------------  ---------------  ---------------
         Jay O. Light               Trustee of the   Since May 1996   Professor of Business            39         *(2)
         c/o GMO Trust              Trust                             Administration and Senior
         40 Rowes Wharf                                               Associate Dean, Harvard
         Boston, MA 02110                                             University.
         Age: 61
         Donald W. Glazer, Esq.     Trustee of the   Since December   Advisory Counsel, Goodwin        39         None
         c/o GMO Trust              Trust            2000             Procter LLP; Secretary
         40 Rowes Wharf Boston, MA                                    and Consultant,
         02110                                                        Provant, Inc. (provider
         Age: 58                                                      of performance
                                                                      improvement training
                                                                      services and products)
                                                                      (1998 - present);
                                                                      Consultant -- Business
                                                                      and Law.

 1 Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.
 2 Mr. Light is a director of Harvard Management Company, Inc. and Security Capital European Realty. Neither of these companies has a class of securities registered pursuant to Section 12 of the Securities Exchange Act or subject to the requirements of Section 15(d) of the Act and neither of these companies is a registered investment company.

INTERESTED TRUSTEES:

                                                                                                    Number of
                                                                                                  Portfolios in
                                                         Term of              Principal               Fund
                                                      Office(1) and         Occupation(s)            Complex           Other
              Name, Address,          Position(s)       Length of            During Past            Overseen       Directorships
                  and Age           Held with Fund     Time Served           Five Years            by Trustee     Held by Trustee
         -------------------------  ---------------  ---------------  -------------------------  ---------------  ---------------

         R. Jeremy Grantham(3)      Chairman of the  Since September  Member, Grantham, Mayo,          39              None
         c/o GMO Trust              Board of         1985. President  Van Otterloo & Co. LLC.
         40 Rowes Wharf             Trustees of the  from February
         Boston, MA 02110           Trust            2002 - October
         Age: 64                                     2002.

 1 Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.
 3 Trustee is deemed to be an "interested person" of the Trust and Grantham, Mayo, Van Otterloo & Co. LLC, as defined by the 1940 Act.

PRINCIPAL OFFICERS:

                                                        Term of
                                                     Office(4) and              Principal Occupation(s)
               Name, Address,         Position(s)      Length of                      During Past
                  and Age            Held with Fund   Time Served                     Five Years
         --------------------------  --------------  --------------  ---------------------------------------------
         Scott Eston                 President and   President and   Chief Financial Officer (1997 - present),
         c/o GMO Trust               Chief           Chief           Chief Operating Officer (2000 - present) and
         40 Rowes Wharf              Executive       Executive       Member, Grantham, Mayo, Van Otterloo & Co.
         Boston, MA 02110            Officer of the  Officer since   LLC.
         Age: 47                     Trust           October 2002;
                                                     Vice President
                                                     from August
                                                     1998 -
                                                     October 2002.
         Susan Randall Harbert       Chief           Chief           Member, Grantham, Mayo, Van Otterloo & Co.
         c/o GMO Trust               Financial       Financial       LLC.
         40 Rowes Wharf              Officer and     Officer Since
         Boston, MA 02110            Treasurer of    February 2000;
         Age: 45                     the Trust       Treasurer
                                                     since February
                                                     1998.
         Brent Arvidson              Assistant       Since           Senior Fund Administrator, Grantham, Mayo,
         c/o GMO Trust               Treasurer of    September       Van Otterloo & Co. LLC.
         40 Rowes Wharf              the Trust       1998.
         Boston, MA 02110
         Age: 33
         William R. Royer, Esq.      Vice President  Vice President  General Counsel, Anti- Money Laundering
         c/o GMO Trust               and Clerk of    since February  Reporting Officer (July 2002 - February 2003)
         40 Rowes Wharf Boston, MA   the Trust       1997; Clerk     and Member, Grantham, Mayo, Van Otterloo &
         02110                                       since March     Co. LLC.
         Age: 37                                     2001; May
                                                     1999-August
                                                     1999.
         Elaine M. Hartnett, Esq.    Vice President  Vice President  Associate General Counsel, Grantham, Mayo,
         c/o GMO Trust               and Secretary   since August    Van Otterloo & Co. LLC (June 1999 -
         40 Rowes Wharf              of the Trust    1999;           present); Associate/ Junior Partner, Hale and
         Boston, MA 02110                            Secretary       Dorr LLP (1991 - 1999).
         Age: 58                                     since March
                                                     2001.
         Julie Perniola              Vice President  Since February  Anti-Money Laundering Reporting Officer
         c/o GMO Trust               and Anti-       2003.           (February 2003 - present) and Compliance
         40 Rowes Wharf              Money                           Officer, Grantham, Mayo, Van Otterloo & Co.
         Boston, MA 02110            Laundering                      LLC.
         Age: 32                     Compliance
                                     Officer

 4 Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

GMO INTERNATIONAL SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)
ANNUAL REPORT
FEBRUARY 28, 2003

GMO INTERNATIONAL SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT

Day-to-day management of the Fund's portfolio is the responsibility of the International Quantitative Division at Grantham, Mayo, Van Otterloo & Co. LLC.

MANAGEMENT DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

Class III shares of GMO International Small Companies Fund returned -6.3% for the fiscal year ended February 28, 2003. This was 11.2% ahead of the MSCI EAFE Index, which returned -17.5% over the same period, and 4.1% ahead of the Salomon Smith Barney EMI World ex-US Index of smaller capitalization stocks, which returned -10.4%.

International stocks, like the U.S. market, suffered their third straight year of negative returns in 2002. World equity markets were hit by the continued global economic slowdown which came on top of valuation levels that remained high by historical standards. With the addition of corporate governance scandals and a perilous geopolitical situation, these factors combined to produce the worst bear market since 1974.

Smaller foreign stocks enjoyed significantly stronger performance than did large caps, although they still declined in value. Smaller companies generally were priced at less challenging valuation levels, and so were better able to withstand a tough macro environment. In addition, the smaller capitalization universe excludes some of the most disastrously overextended bubble stocks, such as the trio of Deutsche Telekom, France Telecom, and Vivendi. Through asset writedowns each suffered losses in excess of 20 billion euros for 2002.

In U.S. dollar terms, large cap foreign stocks fared slightly better than domestic equities. The EAFE Index outperformed the S&P 500 (which returned -22.7%) solely due to weakness in the dollar. Foreign investors have been slowing their inflows on declining confidence in the U.S. economy. With the continued large U.S. trade deficit and lower U.S. interest rates, this seems to have put an end to the long post 1995 dollar rally.

In local currency terms, European markets fell even further than the U.S. Germany led the way down, with that country's DAX index falling a Nasdaq-like -44% in calendar year 2002. Europe continued to suffer from the unraveling of the "TMT" bubble in the technology, media, and telecommunications sectors. Faith has all but vanished that third generation mobile phone technology will deliver pots of gold to these sectors. The insurance sector suffered from a brutal combination of rising liabilities for natural (and unnatural) disasters with deteriorating asset values as equity holdings declined in value. There were questions about the viability of the Eurozone as a single currency region and the appropriateness of its stability pact, which limits government deficits. Adhering to this pact means, for example, that Germany has neither fiscal policy nor monetary policy (now ceded to the ECB) available to stimulate its economy.

In Japan, frustration continued to mount over the lack of reform. GDP growth is stagnant and some economic indicators forecast a return to recession in 2003. The solvency of the financial sector remains a concern, and several big banks have been forced to raise additional capital at the expense of current shareholders. Prime Minister Koizumi appeared to practice business as usual with the appointment of an establishment candidate to head the central bank. And the strength of the yen against the U.S. dollar poses

GMO INTERNATIONAL SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)
--------------------------------------------------------------------------------

problems for exporters. Despite the fact that the Nikkei 225 index hit a 20-year low, Japan was the best performing major market. The MSCI Japan index fell "only" by 10%, as the decline was at least somewhat anticipated in the prices.

Within this difficult environment, GMO's disciplined investment approach produced strong relative performance within the small cap universe. GMO's stock selection process, which involves the application of quantitative techniques to forecast returns based upon an evaluation of stock valuation, dividend yield, price momentum, and other factors, performed well over the fiscal year.

Generally, the most defensive sectors performed strongest in these times of uncertainty. Utility stocks led the way, and the portfolio benefited from overweighting the sector. Telecommunications stocks and consumer staples also outperformed the benchmark (though all sectors fell in absolute terms). Energy stocks outperformed as oil prices ran up to nearly $40/barrel. The outperformance of the telecommunications sector came after two dismal years, as share prices have fallen enough that the basic revenue from the traditional business is providing some valuation support even as hopes of future growth dissipate. Technology stocks performed the worst of the major sectors, which were underweighted in the portfolio. Sector allocation was a modest benefit to the portfolio, predominantly from an overweight position in electric utilities.

Country allocation was also a positive, as the portfolio benefited from overweights in some of the smaller markets that performed relatively well. Austria was the most notable of these as overweighting that market, which managed positive absolute return, added close to a percentage point of relative return. The portfolio benefited from an allocation to emerging markets including Turkey, South Africa, and Russia that was initiated mid-year. Allocations to Canada and the Pacific region outside Japan were also positive as those regions enjoyed relatively strong economic growth. Currency allocation was also positive as the portfolio benefited not just in absolute terms from not holding the U.S. dollar, but also in relative terms from overweighting the euro and other continental currencies at the expense of the pound and yen.

OUTLOOK

The silver lining to the tough bear market is that the bad news is now out in the open. With lower stock prices, dividend yields are now meaningful and there is a lower hurdle on earnings growth required to deliver capital gains. Smaller stocks remain cheaper than large cap stocks and are poised to benefit from any recovery in the global economy. Lower valuations and continued dollar weakness position international equities to outperform the U.S. market.

THE VIEWS EXPRESSED HEREIN ARE EXCLUSIVELY THOSE OF GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC MANAGEMENT AS OF THE DATE OF THIS REPORT AND ARE SUBJECT TO CHANGE. THEY ARE NOT MEANT AS INVESTMENT ADVICE.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

   COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
GMO INTERNATIONAL SMALL COMPANIES FUND CLASS III SHARES AND THE
         SALOMON SMITH BARNEY EMI WORLD EX-U.S. INDEX
                    AS OF FEBRUARY 28, 2003
                                                                 GMO INTERNATIONAL SMALL   SALOMON SMITH BARNEY
                                                                     COMPANIES FUND       EMI WORLD EX-U.S. INDEX  MSCI EAFE INDEX
2/28/93                                                                           $9,940                  $10,000          $10,000
3/31/93                                                                          $10,856                  $11,007          $10,872
6/30/93                                                                          $12,319                  $12,170          $11,965
9/30/93                                                                          $13,426                  $12,916          $12,759
12/31/93                                                                         $14,572                  $12,552          $12,869
3/31/94                                                                          $16,091                  $13,675          $13,319
6/30/94                                                                          $16,386                  $14,175          $13,999
9/30/94                                                                          $15,948                  $14,075          $14,013
12/31/94                                                                         $15,262                  $13,615          $13,870
3/31/95                                                                          $14,804                  $13,531          $14,128
6/30/95                                                                          $15,200                  $13,525          $14,231
9/30/95                                                                          $15,869                  $14,060          $14,824
12/31/95                                                                         $16,012                  $14,328          $15,424
3/31/96                                                                          $16,776                  $15,152          $15,870
6/30/96                                                                          $17,298                  $15,821          $16,121
9/30/96                                                                          $16,988                  $15,463          $16,101
12/31/96                                                                         $17,588                  $15,367          $16,357
3/31/97                                                                          $17,471                  $15,084          $16,101
6/30/97                                                                          $18,796                  $16,169          $18,190
9/30/97                                                                          $18,809                  $15,517          $18,062
12/31/97                                                                         $16,965                  $13,921          $16,648
3/31/98                                                                          $19,871                  $16,315          $19,097
6/30/98                                                                          $19,688                  $16,256          $19,300
9/30/98                                                                          $16,791                  $13,797          $16,556
12/31/98                                                                         $18,407                  $15,612          $19,977
3/31/99                                                                          $18,326                  $15,834          $20,255
6/30/99                                                                          $19,679                  $16,808          $20,770
9/30/99                                                                          $20,103                  $17,662          $21,681
12/31/99                                                                         $20,432                  $19,320          $25,364
3/31/2000                                                                        $20,331                  $19,712          $25,337
6/30/2000                                                                        $21,022                  $19,369          $24,333
9/30/2000                                                                        $20,237                  $18,349          $22,370
12/31/2000                                                                       $21,001                  $17,328          $21,770
3/31/2001                                                                        $20,169                  $15,481          $18,786
6/30/2001                                                                        $21,445                  $15,952          $18,590
9/30/2001                                                                        $18,890                  $13,494          $15,987
12/31/2001                                                                       $19,594                  $14,608          $17,102
3/31/2002                                                                        $21,086                  $15,485          $17,189
6/30/2002                                                                        $22,158                  $15,795          $16,825
9/30/2002                                                                        $18,268                  $13,012          $13,505
12/31/2002                                                                       $19,349                  $13,543          $14,376
2/28/2003                                                                        $18,606                  $13,023          $13,460


AVERAGE ANNUAL TOTAL RETURN  1 YEAR  5 YEAR  10 YEAR
Class III                    -7.42%  -0.21%    6.41%

Performance shown is net of all fees after reimbursement from the manager. Returns and net asset values of fund investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. Each performance figure assumes purchase at the beginning and redemption at the end of the stated period and reflects a transaction fee of 60 bp on the purchase and 60 bp on the redemption. Transaction fees are retained by the Fund to cover trading costs. Past performance is not indicative of future performance. Information is unaudited.

GMO INTERNATIONAL SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2003

   SHARES      DESCRIPTION                                               VALUE ($)
------------------------------------------------------------------------------------
               COMMON STOCKS -- 92.2%
               ARGENTINA -- 0.2%
       32,869  Grupo Financiero Galicia SA ADR*                               83,487
       71,900  Perez Companc SA ADR*                                         524,151
       80,800  Telecom Argentina SA ADR*                                     324,816
        9,400  Tenaris SA ADR*                                               210,466
                                                                        ------------
                                                                           1,142,920
                                                                        ------------
               AUSTRALIA -- 4.9%
    1,191,038  AMP Diversified Property Trust                              1,872,004
      323,359  Ansell Ltd*                                                 1,124,400
      508,504  Australian Gas Light Co Ltd                                 3,338,897
      127,746  Bank of Western Australia                                     273,655
      293,548  BHP Steel Ltd                                                 614,582
      844,580  Boral Ltd                                                   2,275,648
      306,624  CFS Gandel Retail Trust                                       241,897
       83,588  Coca Cola Amatil Ltd                                          288,627
       74,259  CSL Ltd                                                       630,446
    1,286,460  General Property Trust Units                                2,162,506
       96,799  James Hardie Industries NV                                    388,875
      111,733  Jupiters Ltd                                                  417,002
      383,591  Orica Ltd                                                   1,915,798
      117,459  Origin Energy Ltd                                             306,504
      202,991  Patrick Corp Ltd                                            1,394,455
    1,539,250  Principal Office Fund                                       1,289,050
      178,421  QBE Insurance Group Ltd                                       877,026
      653,251  Santos Ltd                                                  2,319,088
      674,495  Stockland Trust Group Units                                 1,989,282
      424,793  TABCORP Holdings Ltd                                        2,577,856
                                                                        ------------
                                                                          26,297,598
                                                                        ------------
               AUSTRIA -- 3.3%
       74,886  Austrian Airlines*                                            516,558
       11,261  Bau Holdings AG                                               831,392
       56,328  Boehler Uddeholm (Bearer)                                   2,809,674
       11,136  Brau Union AG                                                 804,160
          106  BWT AG                                                          1,040
       52,603  Flughafen Wien AG                                           1,904,969
      105,824  Immofinanz Immobilien Anlagen AG*                             675,218
       43,955  Mayr-Melnhof Karton AG (Bearer)                             3,440,351

              See accompanying notes to the financial statements.              1

GMO INTERNATIONAL SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2003

   SHARES      DESCRIPTION                                               VALUE ($)
------------------------------------------------------------------------------------
               AUSTRIA -- CONTINUED
       12,952  Oesterreichische Brau Beteiligungs AG                       1,058,841
       45,237  RHI AG*                                                       399,803
       81,128  VA Technologie AG (Bearer)                                  1,267,877
       84,980  Voestalpine AG                                              2,028,751
      107,089  Wienerberger AG                                             1,824,799
                                                                        ------------
                                                                          17,563,433
                                                                        ------------
               BELGIUM -- 1.9%
      108,643  AGFA-Gevaert NV                                             2,340,738
       15,966  Barco NV                                                      825,991
       22,926  Bekaert SA                                                    809,241
        6,015  CMB SA                                                        318,054
       29,564  Colruyt SA                                                  1,754,118
       42,621  Delhaize Group                                                649,548
       11,145  Sofina SA                                                     320,723
       12,206  Solvay Et Cie                                                 723,559
       22,126  Tessenderlo Chemie                                            624,802
       73,487  UCB SA                                                      1,679,923
        5,870  Umicore                                                       239,402
                                                                        ------------
                                                                          10,286,099
                                                                        ------------
               CANADA -- 6.1%
      142,600  Air Canada*                                                   306,296
      114,000  Brascan Corp                                                2,245,872
       26,800  Canadian Natural Resources                                    920,137
       72,100  Canadian Pacific Railway Ltd                                1,509,464
      147,900  Canadian Tire Corp                                          2,968,325
       55,300  Cognos Inc*                                                 1,340,741
       53,000  CP Ships Ltd                                                  659,921
       77,000  Dofasco Inc                                                 1,390,838
       17,000  Fairfax Financial Holdings Ltd                                914,928
       46,000  Fairmont Hotels & Resorts Inc                                 938,649
      140,700  Hudson's Bay Co                                               793,315
       36,500  Inco Ltd*                                                     777,873
       64,900  MDS Inc                                                       924,840
      136,600  Methanex Corp                                               1,265,324
      159,100  Moore Corp Ltd*                                             1,743,927
       39,100  National Bank of Canada                                       852,967
       81,500  Nexen Inc                                                   1,749,476

2             See accompanying notes to the financial statements.

GMO INTERNATIONAL SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2003

   SHARES      DESCRIPTION                                               VALUE ($)
------------------------------------------------------------------------------------
               CANADA -- CONTINUED
       43,600  Nova Chemicals Corp                                           782,564
      148,800  Onex Corp                                                   1,388,321
       44,200  Penn West Petroleum Ltd*                                    1,191,187
       21,400  Precision Drilling Corp*                                      774,095
      183,400  Quebecor Inc*                                               2,284,806
       32,800  Quebecor World Inc                                            748,337
       82,800  Sears Canada Inc                                              936,488
       29,800  Sobeys Inc                                                    796,507
       62,500  Torstar Corp                                                1,004,749
      123,500  TransAlta Corp                                              1,374,433
                                                                        ------------
                                                                          32,584,380
                                                                        ------------
               CHINA -- 0.7%
    2,874,000  China Petroleum & Chemical Corp Class H                       541,701
      386,000  China Resources Enterprise Ltd                                346,450
      586,000  China Southern Airlines Co Ltd                                159,666
      508,000  Cosco Pacific Ltd                                             459,207
      874,000  Denway Motors Ltd                                             336,193
      506,000  Huaneng Power International Inc Class H                       450,911
    1,166,000  Legend Holdings Ltd                                           399,924
    2,892,000  PetroChina Co Ltd Class H                                     604,424
      108,000  Shanghai Industrial Holdings Ltd Class H                      167,558
      618,000  Yanzhou Coal Mining Co Ltd Class H                            265,454
                                                                        ------------
                                                                           3,731,488
                                                                        ------------
               CZECH REPUBLIC -- 0.4%
       26,700  Ceske Radiokomunikace*                                        172,129
       25,900  Ceski Telecom AS*                                             237,275
      139,400  CEZ AS                                                        435,151
        4,700  Komercni Banka AS                                             337,285
        1,400  Philip Morris CR AS                                           523,478
      143,900  Unipetrol*                                                    196,768
                                                                        ------------
                                                                           1,902,086
                                                                        ------------
               FINLAND -- 3.2%
       36,600  Amer Group Class A                                          1,313,601
       56,950  Elisa Communications Oyj*                                     349,870
       85,100  Finnair Class A                                               334,781
      333,200  Huhtamaki Oyj Class I                                       3,023,815

              See accompanying notes to the financial statements.              3

GMO INTERNATIONAL SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2003

   SHARES      DESCRIPTION                                               VALUE ($)
------------------------------------------------------------------------------------
               FINLAND -- CONTINUED
       35,800  KCI Konecranes International                                  792,927
      191,500  Kemira Oyj                                                  1,213,624
      102,900  Kesko Oyj                                                   1,144,546
       77,100  Metso Oyj                                                     797,744
       29,900  M-real Oyj                                                    227,195
       17,500  Orion-Yhtymae Oyj                                             273,492
      115,200  Outokumpu Class A                                             961,018
      144,900  Pohjola Group Plc                                           2,280,129
      217,429  Rautaruukki Oyj                                               831,925
       59,400  Sponda Oyj                                                    346,355
        3,200  Stockmann AB Class A                                           47,251
       34,347  Stockmann AB Class B                                          509,014
       24,880  Tietoenator Oyj                                               343,241
       63,300  Uponor Oyj                                                  1,294,906
        5,700  Wartsila Oyj ABP                                               76,793
       96,800  Wartsila Oyj Class B                                        1,253,016
                                                                        ------------
                                                                          17,415,243
                                                                        ------------
               FRANCE -- 5.4%
      111,061  Alcatel SA                                                    800,803
      590,831  Alstom*                                                     1,865,817
      116,288  Altran Technologies SA                                        323,365
      114,288  Arcelor*                                                    1,144,339
       31,630  Autoroutes du Sud de la France*                               811,020
       15,870  Business Objects SA*                                          269,399
       11,217  Eiffage SA                                                    785,829
       85,946  Equant NV*                                                    454,826
       67,759  Essilor International SA                                    2,629,103
       13,217  Eurazeo                                                       693,745
       44,026  Euronext NV                                                   810,941
        2,175  Gecina SA                                                     233,601
      503,403  Havas SA                                                    1,492,061
        5,097  Hermes International                                          638,350
        2,631  Imerys SA                                                     280,166
      182,602  JC Decaux SA*                                               1,672,872
       10,979  M6-Metropole Television                                       206,015
      113,840  Michelin SA Class B                                         3,693,172
       50,352  Pernod Ricard                                               3,899,255
       12,295  Remy Cointreau SA                                             331,289
      113,166  Rhodia SA                                                     609,852

4             See accompanying notes to the financial statements.

GMO INTERNATIONAL SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2003

   SHARES      DESCRIPTION                                               VALUE ($)
------------------------------------------------------------------------------------
               FRANCE -- CONTINUED
      187,588  SCOR SA                                                       837,035
        7,357  Seb SA                                                        621,663
       98,791  Soc Air France                                                935,932
        2,207  Technip-Coflexip SA                                           142,722
        8,068  Unibail                                                       506,959
        7,101  Vallourec                                                     390,326
       64,799  Wendel Investissement                                       1,697,121
                                                                        ------------
                                                                          28,777,578
                                                                        ------------
               GERMANY -- 4.1%
       36,730  Adidas-Salomon AG                                           2,929,482
       43,776  AGIV Real Estate AG*                                           89,645
           50  AMB Aachener & Muenchener Beteiligungs AG                       2,247
        1,500  AVA Allg Handels der Verbrau                                   46,561
       78,570  Bankgesellschaft Berlin AG*                                   121,096
       28,370  Bewag AG Class A                                              406,677
        2,450  BHW Holding AG                                                 15,844
       65,950  Bilfinger & Berger                                          1,314,997
       27,892  Celanese AG*                                                  550,135
      119,400  Commerzbank AG                                                752,833
      230,180  Continental AG*                                             3,609,680
       23,000  Deutsche Boerse AG                                            891,179
       87,500  Deutsche Lufthansa AG*                                        733,712
       22,890  Douglas Holdings AG                                           340,458
       27,100  Epcos AG*                                                     293,544
       21,895  HeidelbergCement AG                                           521,525
       32,480  Hochtief AG                                                   428,835
       22,100  IKB Deutsche Industriebank AG                                 287,024
       70,700  Infineon Technologies AG*                                     454,155
       46,375  IWKA AG                                                       545,314
      111,950  MAN AG                                                      1,616,840
       44,400  Merck KGaA                                                  1,071,937
       95,590  MG Technologies AG                                            542,952
       77,540  Schwarz Pharma AG                                           2,862,362
        1,419  Springer (Axel) Verlag AG*                                     64,999
       51,168  Sudzucker AG                                                  805,174
       39,400  TUI AG                                                        392,804
      196,200  WCM Beteiligungs & Grundbesitz*                               422,929

              See accompanying notes to the financial statements.              5

GMO INTERNATIONAL SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2003

   SHARES      DESCRIPTION                                               VALUE ($)
------------------------------------------------------------------------------------
               GERMANY -- CONTINUED
        1,521  Wella AG                                                      107,540
                                                                        ------------
                                                                          22,222,480
                                                                        ------------
               HONG KONG -- 3.1%
      283,000  Asia Satellite Telecommunications Holdings Ltd                359,234
      359,000  ASM Pacific Technology                                        823,954
      153,200  Dah Sing Financial Services                                   742,516
      747,500  Esprit Holdings Ltd                                         1,456,835
      293,000  Great Eagle Holdings Ltd                                      169,997
      345,000  Guoco Group                                                 1,995,038
    1,557,000  Hang Lung Group Co Ltd                                      1,317,614
    1,603,200  HKR International Ltd*                                        246,675
       85,500  Hong Kong Aircraft Engineering Co Ltd                         248,308
      681,000  Hopewell Holdings Ltd                                         541,370
      196,800  KMB Holdings Ltd                                              827,665
      886,000  Li & Fung Ltd                                                 891,782
       28,000  Mandarin Oriental*                                             11,480
    3,158,000  New World Development Co Ltd                                1,437,461
    1,801,000  QPL International Holdings Ltd*                               334,840
       22,212  SCMP Group Ltd                                                  8,046
    4,899,000  Shun Tak Holdings Ltd                                       1,237,454
      676,000  Sino Land                                                     203,690
      308,000  Television Broadcasts Ltd                                     935,954
      990,000  Tom.com Ltd*                                                  252,606
    1,374,000  YUE Yuen Industrial Holdings*                               2,554,526
                                                                        ------------
                                                                          16,597,045
                                                                        ------------
               HUNGARY -- 0.1%
       48,500  OTP Bank Rt                                                   472,825
                                                                        ------------
               INDIA -- 0.3%
       17,700  Dr. Reddy's Laboratories Ltd ADR                              322,848
       45,300  ICICI Banking Ltd ADR*                                        322,083
       30,400  Ranbaxy Laboratories Ltd GDR                                  437,760
       26,900  State Bank of India GDR                                       381,980
                                                                        ------------
                                                                           1,464,671
                                                                        ------------
               INDONESIA -- 0.3%
    1,459,000  Bank Central Asia Tbk                                         406,487

6             See accompanying notes to the financial statements.

GMO INTERNATIONAL SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2003

   SHARES      DESCRIPTION                                               VALUE ($)
------------------------------------------------------------------------------------
               INDONESIA -- CONTINUED
    3,555,000  Indofood Sukses Makmur Tbk                                    230,104
      386,000  Indonesian Satellite Corp Tbk PT                              341,093
    1,630,000  Telekomunikasi IndonesiaTbk PT Class B                        655,963
                                                                        ------------
                                                                           1,633,647
                                                                        ------------
               IRELAND -- 0.6%
      111,171  DCC Ord                                                     1,144,282
      343,405  Independent News & Media Plc                                  488,561
       58,103  Irish Life & Permanent Plc                                    569,873
      107,032  Kerry Group Plc                                             1,297,790
                                                                        ------------
                                                                           3,500,506
                                                                        ------------
               ITALY -- 1.5%
       72,896  Banca Popolare di Bergamo Credit                            1,305,789
       19,933  Banca Popolare di Lodi Scrl                                   184,116
      851,398  Banca Popolare di Milano*                                   3,312,669
      113,100  Bulgari SPA                                                   509,539
      102,000  Fornara SPA*(a)(b)                                                 --
      213,400  Grassetto SPA*(a)                                               2,300
      345,145  Grouppo Editoriale L'Espresso                               1,201,551
      225,300  Parmalat Finanziaria SPA                                      371,527
      852,204  Pirelli SPA                                                   736,641
       51,715  Saipem SPA                                                    322,168
                                                                        ------------
                                                                           7,946,300
                                                                        ------------
               JAPAN -- 16.6%
      508,000  AIOI Insurance Co Ltd                                       1,026,957
       71,000  Alps Electric Co Ltd                                          867,194
       70,400  Aoyama Trading                                                994,443
       22,400  Bandai Co                                                     767,350
      358,000  Brother Industries Ltd                                      2,159,053
      104,000  Canon Sales Co Inc                                            754,764
       17,000  Chudenko Corp                                                 182,618
      166,000  Citizen Watch Co Ltd                                          853,694
      647,000  Cosmo Oil Co Ltd                                              881,091
       19,100  CSK Corp                                                      363,502
      312,000  Daido Steel Co Ltd                                            438,080
      680,500  Daiei Inc*                                                    742,521
       28,600  Daiichikosho Co Ltd                                           720,897

              See accompanying notes to the financial statements.              7

GMO INTERNATIONAL SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2003

   SHARES      DESCRIPTION                                               VALUE ($)
------------------------------------------------------------------------------------
               JAPAN -- CONTINUED
      121,000  Dainippon Screen Manufacturing Co Ltd*                        547,558
       17,000  Daio Paper Corp                                               123,519
       44,900  Daito Trust Construction Co Ltd                               875,403
      118,000  Daiwa House Industry Co Ltd                                   670,721
       59,000  Dowa Mining Co                                                221,578
       42,000  Enix Corp                                                     666,103
       51,000  Ezaki Glico Co Ltd                                            259,691
      106,200  FamilyMart                                                  1,724,711
      293,000  Furukawa Electric Co Ltd                                      671,626
       86,000  Gunze Ltd                                                     314,976
       12,800  H I S Co Ltd                                                  176,477
      378,400  Haseko Corp*                                                  150,432
       26,100  Heiwa Corp                                                    355,432
       81,000  Hitachi Metals Ltd                                            208,966
    1,005,500  Hitachi Zosen Corp*                                           476,278
       63,200  Hokkaido Electric Power                                       884,185
       29,000  House Foods Corp                                              277,183
       61,000  Ibiden Co Ltd                                                 501,002
    2,046,000  Isuzu Motors Ltd*                                             969,135
      141,000  Itoham Foods Inc                                              400,727
       78,000  Izumiya Co Ltd                                                311,406
       83,000  Japan Securities Finance Co                                   277,310
       86,000  JSRubber Corp                                                 869,275
      563,000  Kajima Corp                                                 1,128,619
      238,000  Kamigumi Co Ltd                                             1,105,198
      144,000  Kandenko Co                                                   445,794
      661,000  Kanebo Ltd*                                                   710,061
    2,189,000  Kawasaki Heavy Industries Ltd*                              1,907,101
      221,000  Kawasaki Kisen Kaisha Ltd                                     487,892
      292,000  Keisei Electric Railway Co                                    834,815
      225,000  Kenwood Corp*                                                 333,051
       49,000  Kissei Pharmaceutical Co Ltd                                  648,222
    4,084,000  Kobe Steel Ltd*                                             2,487,190
       63,000  Kyudenko Corp                                                 221,146
       87,000  Lopro Corp                                                    353,225
      187,000  Maeda Corp                                                    566,259
       69,000  Maeda Road Construction                                       238,122
       59,000  Makita Corp                                                   394,248
    1,057,000  Marubeni Corp*                                              1,037,107
       16,200  Matsumotokiyoshi Co Ltd                                       665,951

8             See accompanying notes to the financial statements.

GMO INTERNATIONAL SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2003

   SHARES      DESCRIPTION                                               VALUE ($)
------------------------------------------------------------------------------------
               JAPAN -- CONTINUED
      396,000  Mazda Motor Corp                                              837,386
      602,000  Minolta Co Ltd*                                             2,953,352
      152,000  Mitsubishi Gas Chemical Co Inc                                254,565
    1,297,000  Mitsubishi Material*                                        1,448,120
      362,000  Mitsui Engineering & Shipbuilding*                            281,700
      956,000  Mitsui Trust Holding Inc                                    1,698,118
       59,000  Mitsumi Electric Co Ltd                                       519,509
       92,000  Nagase & Co                                                   396,092
       77,000  Nagoya Railroad Co Ltd                                        199,949
        6,400  Nichii Gakkan Co                                              310,188
      835,000  Nichimen Corp*                                                367,266
      193,000  Nichiro Corp                                                  205,693
      121,000  Nippon Chemi-Con Corp                                         356,168
      105,000  Nippon Hodo Co                                                486,699
    1,517,000  Nippon Light Metal                                          1,411,461
      129,500  Nippon Mining Holdings Inc*                                   214,692
       28,000  Nippon Paint Co                                                71,288
      897,000  Nippon Shinpan Co                                           1,115,322
       95,000  Nippon Soda Co Ltd*                                           170,353
      566,000  Nippon Suisan Kaisha Ltd                                    1,263,895
      563,000  Nishimatsu Construction                                     1,633,402
       52,000  Nisshin Oillio Group Ltd                                      124,475
    1,641,000  Nisshin Steel Co Ltd*                                       1,110,425
    1,895,000  Nissho Iwai Corp*                                             593,064
        6,000  Noritake Co Ltd                                                17,661
      269,000  NSK Ltd                                                       766,784
      369,000  Obayashi Corp                                                 880,169
      105,000  Okasan Securities Co Ltd                                      255,783
       50,000  Onward Kashiyama Co Ltd                                       377,670
      872,000  Orient Corp*                                                  376,164
       11,000  Royal Co Ltd                                                   68,387
       45,800  Ryosan Co                                                     453,642
       27,000  Sanki Engineering                                             123,781
       38,000  Sankyo Co Ltd                                                 842,123
      145,000  Sanyo Securities Co Ltd*(b)                                     1,226
      210,000  Seino Transportation Co Ltd                                 1,314,443
      482,000  Sekisui Chemical                                            1,206,784
        7,890  SFCG Co Ltd                                                   560,592
       30,700  Shimachu Co                                                   558,300
        5,500  Shimamura Co Ltd                                              285,642

              See accompanying notes to the financial statements.              9

GMO INTERNATIONAL SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2003

   SHARES      DESCRIPTION                                               VALUE ($)
------------------------------------------------------------------------------------
               JAPAN -- CONTINUED
      524,000  Shimizu Corp                                                1,289,778
       23,300  Shinko Electric Industries                                    340,952
      858,000  Shinko Securities Co Ltd*                                   1,030,543
      418,000  Showa Denko*                                                  590,450
      124,000  Showa Shell Sekiyu                                            819,150
       99,500  Snow Brand Milk Products Co Ltd*                              160,749
       74,000  Stanley Electric Co Ltd                                       913,851
    1,368,000  Sumitomo Heavy Industries Ltd*                                960,406
    6,085,000  Sumitomo Metal Industries*                                  2,676,422
      215,000  Sumitomo Metal Mining Co Ltd                                  798,351
      341,000  Sumitomo Realty and Development Co Ltd                      1,321,023
      140,000  Sumitomo Rubber Industries                                    567,224
       49,400  Suzuken Co Ltd                                              1,199,222
    1,127,600  Taiheiyo Cement Corp                                        1,878,936
    1,320,000  Taisei Corp                                                 2,478,664
       65,000  Taiyo Yuden Co Ltd                                            600,930
       85,800  THK Co Ltd                                                    870,882
      294,000  Toda Corp                                                     482,436
      147,000  Toho Gas Co Ltd                                               353,123
      406,000  Tokyu Land Corp*                                              446,437
       50,000  Toshiba Ceramics Co Ltd*                                      109,114
      142,000  Toshiba TEC Corp*                                             348,319
      127,000  Toyo Ink Manufacturing Co Ltd                                 369,533
       48,000  Tsumura & Co*                                                 365,405
       26,600  Uni-Charm Corp                                              1,010,226
      162,000  Victor Co of Japan Ltd*                                     1,181,172
       66,000  Wacoal Corp                                                   500,199
       80,000  Yamaha Corp                                                   900,656
      160,000  Yamaha Motor Co                                             1,254,557
       76,000  Yodogawa Steel Works                                          212,138
      192,000  Yokohama Rubber Co                                            511,567
                                                                        ------------
                                                                          88,904,607
                                                                        ------------
               MALAYSIA -- 0.1%
      170,000  Berjaya Sports Toto                                           144,053
       88,000  Perusahaan Otomobil Nasional                                  185,263
      357,000  Promet Berhad*(a)(b)                                              939
      312,000  Rekapacific Berhad*(a)                                            821
                                                                        ------------
                                                                             331,076
                                                                        ------------

              See accompanying notes to the financial statements.
10

GMO INTERNATIONAL SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2003

   SHARES      DESCRIPTION                                               VALUE ($)
------------------------------------------------------------------------------------
               MEXICO -- 0.1%
       89,000  Cemex SA de CV CPO                                            320,024
                                                                        ------------
               NETHERLANDS -- 4.1%
      503,946  Buhrmann NV                                                 1,395,903
       86,046  Corio NV                                                    2,476,168
      117,498  CSM                                                         2,344,094
       18,576  DSM NV                                                        681,722
    2,917,471  Getronics NV*                                                 377,334
      300,815  Hagemeyer NV                                                1,468,709
       46,868  Hunter Douglas NV                                           1,357,825
      149,623  KLM NV                                                      1,040,151
      263,478  Koninklijke Vendex KBB NV                                   1,896,964
       49,664  Koninklijke Volker Wessels                                    802,918
      278,294  Numico NV                                                   1,469,732
      220,527  OCE NV                                                      1,989,415
      145,606  Randstad Holdings NV                                        1,241,349
       29,018  Rodamco Europe NV                                           1,342,662
       11,045  Van der Moolen Holding NV                                     145,828
       37,382  Wereldhave NV                                               2,137,401
                                                                        ------------
                                                                          22,168,175
                                                                        ------------
               NEW ZEALAND -- 0.1%
      296,811  Fletcher Building Ltd                                         584,826
                                                                        ------------
               NORWAY -- 0.2%
       69,200  Frontline Ltd                                                 734,007
       43,800  Tandberg ASA*                                                 207,842
                                                                        ------------
                                                                             941,849
                                                                        ------------
               PHILIPPINES -- 0.2%
    3,772,000  Ayala Land Inc                                                321,684
      387,000  Bank of the Philippine Islands                                227,125
       78,000  Philippine Long Distance Telephone*                           418,432
    2,350,000  SM Prime Holdings                                             228,427
                                                                        ------------
                                                                           1,195,668
                                                                        ------------
               POLAND -- 0.3%
       10,400  Bank Pekao SA*                                                234,416

              See accompanying notes to the financial statements.             11

GMO INTERNATIONAL SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2003

   SHARES      DESCRIPTION                                               VALUE ($)
------------------------------------------------------------------------------------
               POLAND -- CONTINUED
       13,700  BRE Bank SA                                                   238,075
      132,900  KGHM Polska Miedz SA*                                         424,541
      102,500  Polski Koncern Naftowy Orlen                                  449,234
      155,900  Telekomunikacja Polska SA*                                    464,148
                                                                        ------------
                                                                           1,810,414
                                                                        ------------
               PORTUGAL -- 0.4%
      136,858  Multimedia Servicos de Telecomunicacoes e Multimedia
                 SGPS SA PT*                                               1,622,561
       60,275  Vodafone Telecel-Comunicacoes Pessoais SA                     554,146
                                                                        ------------
                                                                           2,176,707
                                                                        ------------
               RUSSIA -- 0.3%
       88,500  AO Mosenergo ADR                                              367,275
       17,600  JSC Mining & Smelting Co ADR*                                 437,800
        7,400  Mobile Telesystems ADR*                                       316,424
       21,600  Tatneft ADR                                                   362,880
                                                                        ------------
                                                                           1,484,379
                                                                        ------------
               SINGAPORE -- 2.1%
      623,000  Comfort Group                                                 322,399
      415,100  Creative Technology Ltd                                     2,625,478
    1,823,000  Datacraft Asia Ltd*                                         1,221,410
      343,000  Elec & Eltek International Co Ltd                             637,980
      149,000  Hotel Properties Ltd                                           82,675
      115,000  Marco Polo Developments Ltd                                   115,056
      455,000  MobileOne Ltd*                                                321,795
    5,867,000  Neptune Orient Lines Ltd*                                   3,002,403
    5,560,100  Pacific Century Region Developments Ltd*                      783,270
      232,000  Singapore Exchange Ltd                                        165,414
      651,000  ST Assembly Test Services Ltd*                                464,158
       15,057  Van Der Horst Ltd*(a)                                           6,423
    2,124,000  Want Want Holdings Ltd                                      1,444,320
                                                                        ------------
                                                                          11,192,781
                                                                        ------------
               SOUTH AFRICA -- 0.7%
       81,764  ABSA Group Ltd                                                338,609
      356,000  FirstRand Ltd                                                 311,193
       61,000  Gencor Ltd                                                    315,774

12            See accompanying notes to the financial statements.

GMO INTERNATIONAL SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2003

   SHARES      DESCRIPTION                                               VALUE ($)
------------------------------------------------------------------------------------
               SOUTH AFRICA -- CONTINUED
       15,000  Goldfields Ltd                                                187,846
        6,000  Impala Platinum Holdings Ltd                                  364,682
      106,065  Iscor Ltd                                                     233,432
       28,000  Nedcor Ltd                                                    333,288
       75,000  Remgro Ltd                                                    544,011
      422,000  Sanlam Ltd                                                    371,502
      108,000  Standard Bank Investment Corp                                 384,992
       58,900  Tiger Brands Ltd                                              462,284
                                                                        ------------
                                                                           3,847,613
                                                                        ------------
               SOUTH KOREA -- 1.0%
        5,000  Hankuk Electric Glass                                         216,563
       46,100  Hansol Paper Manufacturing Ltd                                209,712
       37,200  Hyundai Department Store Co Ltd*                              309,156
       14,400  Hyundai Mobis                                                 267,214
       15,300  Hyundai Motor Co                                              321,727
       44,300  Inchon Iron & Steel Co                                        189,277
        3,300  Kangwon Land Inc                                              355,255
       48,900  KIA Motors Corp                                               309,299
       10,600  Kookmin Credit Card Co Ltd*                                   158,070
        9,900  KT Freetel*                                                   203,200
        8,100  LG Card Co Ltd                                                223,935
        9,500  LG Electronics Inc                                            320,739
       20,000  LG Engineering & Construction Ltd                             236,250
        4,250  LG Household & Health Care Ltd                                 90,793
       64,300  Samsung Corp                                                  332,907
        3,800  Samsung Fire & Marine Insurance                               181,460
        4,900  Samsung SDI Co Ltd                                            279,144
       24,700  Shinhan Financial Group Co Ltd                                259,695
        2,600  Shinsegae Co Ltd                                              335,442
       33,700  SK Corp                                                       355,732
       20,706  SK Global*                                                    137,040
                                                                        ------------
                                                                           5,292,610
                                                                        ------------
               SPAIN -- 3.1%
       27,209  Acerinox SA                                                 1,057,197
       58,934  ACS Actividades Cons y Serv                                 2,033,880
       96,894  Amadeus Global Travel Distribution                            445,926
       30,766  Augus de Barcelona SA                                         303,742

              See accompanying notes to the financial statements.             13

GMO INTERNATIONAL SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2003

   SHARES      DESCRIPTION                                               VALUE ($)
------------------------------------------------------------------------------------
               SPAIN -- CONTINUED
       63,200  Corp Mapfre SA                                                514,964
       42,822  Ebro Puleva SA                                                335,075
       69,443  Enagas                                                        483,503
    2,021,626  Iberia (Lineas Aer de Espana)                               2,832,581
      110,467  Metrovacesa SA                                              3,006,299
       47,839  NH Hoteles SA*                                                407,331
       78,992  Telefonica Publicidad e Informacion SA                        281,805
      437,195  Vallehermoso SA                                             4,283,288
       42,984  Zardoya-Otis SA                                               579,102
                                                                        ------------
                                                                          16,564,693
                                                                        ------------
               SWEDEN -- 4.3%
       19,900  Custos AB                                                     315,725
       31,500  Drott AB Class B                                              353,537
      360,648  Gambro AB Class A                                           1,508,881
      249,912  Gambro AB Class B                                           1,042,646
       38,300  Getinge Industrier AB Class B                                 722,429
       45,570  Holmen AB Class B                                           1,113,945
       25,310  Kinnevik Investment Class B                                   267,705
       35,900  Lundbergforetagen AB                                          793,184
        5,600  Nobel Biocare AB*(a)                                          285,199
       49,800  SAAB AB Class B                                               520,884
      468,200  Skanska AB Class B                                          2,410,055
      107,500  SKF AB Class B                                              2,836,262
       39,735  SKF AB Series A                                             1,050,696
       95,570  SSAB Swedish Steel Class A                                  1,162,474
      717,200  Swedish Match AB                                            5,394,382
       72,775  Tele2 AB Class B*                                           2,099,690
      432,600  Telelogic AB*                                                 274,538
      125,500  Trelleborg AB Class B                                       1,032,436
                                                                        ------------
                                                                          23,184,668
                                                                        ------------
               SWITZERLAND -- 3.5%
      277,560  ABB Ltd*                                                      575,180
       22,455  Centerpulse AG*                                             4,322,091
        3,025  Ciba Specialty Chemicals AG                                   196,201
        1,252  Forbo Holdings AG (Registered)                                350,855
          983  Geberit AG*                                                   263,148
        1,987  Givaudan                                                      814,729

14            See accompanying notes to the financial statements.

GMO INTERNATIONAL SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2003

   SHARES      DESCRIPTION                                               VALUE ($)
------------------------------------------------------------------------------------
               SWITZERLAND -- CONTINUED
        1,393  Helvetia Patria Holding                                       137,656
           40  Intershop Holdings AG (Bearer)*                                15,044
          190  Jelmoli (Registered)                                           22,559
        3,822  Kuoni Reisen Holdings AG (Registered)*                        732,832
       46,617  Logitech International SA*                                  1,562,495
       63,864  Micronas Semiconductor Hold*                                1,365,823
           50  Motor-Columbus (Bearer)                                        82,965
          848  Movenpick Holdings (Bearer)*                                  353,333
        6,400  Nobel Biocare Holding AG*                                     362,158
          353  Pargesa Holdings SA (Bearer)                                  635,192
        5,239  SGS Societe Generale Surveillance Holdings SA
                 (Registered)                                              1,777,242
        3,070  SIG Holding AG                                                256,965
        7,144  Sulzer AG (Registered)*                                       833,730
       25,449  Swiss Life Holding*                                         1,463,881
        2,204  Unaxis Holding AG                                             127,429
        3,749  Valora Holding AG                                             620,686
       34,527  Vontobel Holdings AG                                          430,314
       13,171  ZKB Finanz Vision AG*                                       1,073,301
        8,193  ZKB Pharma Vision AG*                                         614,777
                                                                        ------------
                                                                          18,990,586
                                                                        ------------
               TAIWAN -- 0.9%
      204,000  Asustek Computer Inc                                          346,360
      911,000  Cheng Loong Corp*                                             273,955
      896,820  China Development Financial Holding Corp*                     338,082
      567,000  China Steel Corp                                              352,437
      462,000  Chinatrust Financial Holding Co*                              370,930
      315,700  Compal Electronics Inc                                        304,344
      197,000  Delta Electronics Inc                                         206,354
      271,000  Formosa Chemicals & Fibre Co                                  269,830
      518,000  International Bank of Taipei                                  223,597
      395,000  Inventec Co Ltd                                               227,338
       59,000  MediaTek Inc                                                  434,647
      446,105  Mega Financial Holdings Co Ltd*                               216,955
      152,000  Micro-Star International Co Ltd                               238,389
      393,000  Prodisc Technology Inc*                                       208,092
      121,000  Quanta Computer Inc                                           208,921
      735,000  Taiwan Cement Corp*                                           259,101

              See accompanying notes to the financial statements.             15

GMO INTERNATIONAL SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2003

   SHARES      DESCRIPTION                                               VALUE ($)
------------------------------------------------------------------------------------
               TAIWAN -- CONTINUED
      214,000  Yulon Motor Co                                                253,105
                                                                        ------------
                                                                           4,732,437
                                                                        ------------
               THAILAND -- 0.5%
      346,000  Advanced Info Service Pcl (Foreign Registered)                315,391
      522,000  Bangkok Expressway Pcl (Foreign Registered)(a)                183,008
    2,200,000  Charoen Pokphand Foods Pcl (Foreign Registered)(a)            215,964
    3,845,000  Jasmine International Pcl (Foreign Registered)*               386,432
    1,780,000  Land & House Pcl NVDR                                         309,945
      102,500  PTT Exploration & Production Pcl (Foreign
                 Registered)(a)                                              309,045
      367,800  PTT Pcl (Foreign Registered)(a)                               376,096
       15,000  Siam Cement Pcl NVDR                                          431,927
    2,683,000  Thai Petrochemical (Foreign Registered)*                      201,923
                                                                        ------------
                                                                           2,729,731
                                                                        ------------
               TURKEY -- 0.4%
   83,292,000  Akbank TAS*                                                   318,247
   42,552,000  Aksa Akrilik Kimya Sanayii                                    413,126
   61,906,000  Aksigorta AS                                                  217,146
   46,620,000  Arcelik AS                                                    423,420
   20,000,000  Aselsan Askeri Elektroni*                                     200,438
   78,274,000  Hurriyet Gazeteci*                                            215,725
  105,437,570  Trakya Cam Sanayii                                            224,546
  142,910,000  Vestel Elektronik Sanayi*                                     326,728
                                                                        ------------
                                                                           2,339,376
                                                                        ------------
               UNITED KINGDOM -- 17.2%
       44,034  3i Group Plc                                                  330,144
      408,922  Aegis Group Plc                                               388,066
       71,135  Alliance & Leicester Plc                                      868,347
       73,176  Alliance Unichem Plc                                          452,394
      156,736  Arriva Plc                                                    711,000
      323,834  AWG Plc*                                                    2,682,973
      423,209  Barratt Development                                         2,733,046
      106,193  Berkley Group                                               1,051,258
      257,251  BPB Plc                                                     1,065,666
      412,577  Britannic Group Plc                                           883,796
      244,100  British Energy Plc                                             17,302
    1,172,836  Cable & Wireless                                            1,108,400

16            See accompanying notes to the financial statements.

GMO INTERNATIONAL SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2003

   SHARES      DESCRIPTION                                               VALUE ($)
------------------------------------------------------------------------------------
               UNITED KINGDOM -- CONTINUED
      635,505  Carlton Communications Plc                                    850,836
        1,500  Carlton Communications Plc ADR                                  9,420
      374,537  Cattle's Plc                                                1,572,172
      154,857  Charter Plc (Registered)*                                     112,201
      642,834  Coats                                                         549,296
       62,524  Cobham Group Plc                                              942,961
    2,843,653  Cookson Group Plc*                                            772,634
    1,201,504  Cordiant Communications Group Plc*                            558,284
    2,324,053  Corus Group Plc*                                              640,608
       30,192  Daily Mail & General Trust Plc                                230,168
      122,965  De La Rue Plc                                                 397,048
      147,080  De Vere Group Plc                                             602,910
      319,254  Debenhams Plc                                               1,358,971
      502,485  Edonis Plc*                                                   288,884
       90,408  Egg Plc*                                                      138,842
      158,292  Eidos Plc*                                                    284,231
      172,007  Emap Plc                                                    1,905,980
      306,943  EMI Group Plc                                                 513,683
      445,556  Friends Provident Plc                                         621,089
      699,901  Fyffes Ord                                                    965,572
      241,603  GKN Plc                                                       599,365
      761,702  Granada Compass Plc                                           650,868
      352,186  Great Portland Estates Plc                                  1,220,402
      112,321  Hammerson Plc                                                 866,892
      413,062  Hays Plc                                                      468,442
      376,723  IMI Plc                                                     1,376,633
      244,505  Imperial Chemical Industries Plc                              585,382
      118,588  Inchcape Plc                                                1,332,732
      656,069  International Power Plc*                                      937,787
    1,335,015  Invensys Plc                                                  336,445
      679,673  Kelda Group Plc                                             4,389,267
      222,491  Laird Group                                                   530,925
      141,010  Liberty International Plc                                   1,254,892
      764,653  LogicaCMG Plc                                               1,448,297
      240,206  London Stock Exchange Plc                                   1,208,823
      346,539  Misys Plc                                                   1,045,271
      334,199  Morgan Crucible*                                              194,767
      105,725  Mothercare Plc                                                159,034
       67,687  Next Plc                                                      852,910
      779,597  Northern Foods Plc                                          1,424,414

              See accompanying notes to the financial statements.             17

GMO INTERNATIONAL SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2003

   SHARES      DESCRIPTION                                               VALUE ($)
------------------------------------------------------------------------------------
               UNITED KINGDOM -- CONTINUED
       81,648  Northern Rock Plc                                             866,789
      512,481  Novar Plc                                                     928,290
       42,652  P&O Princess Cruises Plc                                      268,053
      493,455  Peninsular & Oriental Steam Navigation Co                   1,222,211
      154,661  Pennon Group Plc                                            1,624,856
      216,823  Premier Farnell Plc                                           503,739
      319,358  Provident Financial Plc                                     2,889,854
       73,980  RAC Plc                                                       414,832
      425,422  Rank Group Plc                                              1,564,642
      188,368  Rexam Plc                                                     957,594
      152,614  RMC Group                                                     884,607
    1,876,558  Rolls-Royce                                                 2,349,834
    1,601,993  Royal & Sun Alliance Insurance Group                        1,804,159
       65,115  Schroders Plc                                                 438,712
      178,123  Severn Trent Plc                                            1,975,153
      204,928  Shire Pharmaceuticals Plc*                                  1,058,725
      632,929  Signet Group Plc                                              752,680
      239,872  Slough Estates                                              1,158,026
      181,203  Smith (WH) Group Plc                                          753,490
      549,912  Somerfield Plc                                                684,271
    1,810,241  Stagecoach Holdings Plc                                     1,119,139
      499,171  Tate & Lyle                                                 2,183,793
      882,869  Taylor Woodrow Plc                                          2,510,046
       92,008  TDG Plc                                                       229,701
    2,035,145  THUS Group Plc*                                               273,434
    1,257,213  Tomkins Plc                                                 3,722,844
       92,733  Travis Perkins Plc                                          1,404,403
      202,194  Trinity Mirror Plc                                          1,267,534
      280,959  United Business Media Plc                                     969,159
       86,512  United Utilities                                              803,964
      501,912  Whitbread Plc                                               4,118,826
      215,283  Wilson (Connolly) Holdings                                    549,329
      685,675  Wimpey (George)                                             2,926,818
      103,629  Wolseley                                                      817,762
                                                                        ------------
                                                                          92,488,999
                                                                        ------------

               TOTAL COMMON STOCKS (COST $567,558,348)                   494,819,518
                                                                        ------------

              See accompanying notes to the financial statements.
18

GMO INTERNATIONAL SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2003

   SHARES/
PAR VALUE ($)  DESCRIPTION                                               VALUE ($)
------------------------------------------------------------------------------------
               PREFERRED STOCKS -- 1.0%
               BRAZIL -- 0.4%
    2,278,000  Ambev Ciade Rebid 1.67%                                       320,413
    6,002,000  Bco Itau SA (Registered)                                      264,027
   33,901,000  Brasil Telecom Participacoes SA 2.19%                         167,083
       14,850  Companhia Vale do Rio Doce Class A                            407,761
       14,400  Empresa Brasileira de Aeronautica SA ADR                      148,464
       67,719  Petroleo Brasileiro SA (Petrobras) 3.01%                      810,010
   26,074,000  Tele Norte Leste Participacoes SA 3.44%                       173,145
                                                                        ------------
                                                                           2,290,903
                                                                        ------------
               GERMANY -- 0.4%
       48,100  Dyckerhoff AG (Non Voting) 11.72%                             230,698
        5,300  Porsche AG (Non Voting) 0.83%                               1,713,702
       35,500  Rheinmetall AG (Non Voting) 3.92%                             382,619
                                                                        ------------
                                                                           2,327,019
                                                                        ------------
               ITALY -- 0.1%
       33,488  IFI Istituto Finanziario Industries 4.82%                     288,747
                                                                        ------------
               SOUTH KOREA -- 0.1%
       20,000  Hyundai Motor Co Pfd 5.05%                                    211,117
                                                                        ------------

               TOTAL PREFERRED STOCKS (COST $6,797,013)                    5,117,786
                                                                        ------------
               RIGHTS AND WARRANTS -- 0.0%
               FRANCE -- 0.0%
            2  Pernod-Ricard Rights*(a)                                           39
       13,893  Wendel Investissement Warrants, Expires 3/27/03*                  150
                                                                        ------------
                                                                                 189
                                                                        ------------

               TOTAL RIGHTS AND WARRANTS (COST $31,260)                          189
                                                                        ------------
               SHORT-TERM INVESTMENTS -- 16.6%
               CASH EQUIVALENTS -- 15.8%
$  24,800,000  Banc One Corp, 1.31%, due 3/03/03                          24,800,000

              See accompanying notes to the financial statements.             19

GMO INTERNATIONAL SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2003

PAR VALUE ($)  DESCRIPTION                                               VALUE ($)
------------------------------------------------------------------------------------
               CASH EQUIVALENTS -- 15.8%-- CONTINUED
$  59,922,844  The Boston Global Investment Trust(c)                      59,922,844
                                                                        ------------
                                                                          84,722,844
                                                                        ------------
               U.S. GOVERNMENT -- 0.8%
$   4,500,000  U.S. Treasury Bill, 1.21%, due 4/24/03(d)                   4,491,883
                                                                        ------------

               TOTAL SHORT-TERM INVESTMENTS (COST $89,214,727)            89,214,727
                                                                        ------------
               TOTAL INVESTMENTS -- 109.8%
               (Cost $663,601,348)                                       589,152,220

               Other Assets and Liabilities (net) -- (9.8%)              (52,503,966)
                                                                        ------------
               TOTAL NET ASSETS -- 100.0%                               $536,648,254
                                                                        ============

               NOTES TO SCHEDULE OF INVESTMENTS:

 ADR American Depositary Receipt

 GDR Global Depository Receipt

 NVDR Non-Voting Depository Receipt

 *    Non-income producing security.

 (a) Security valued at fair value using methods determined in good faith by or at the direction of the Trustees (Note 1).

 (b)  Bankrupt issuer.

 (c)  Represents investment of security lending collateral (Note 1).

 (d) All or a portion of this security is held as collateral for open futures contracts (Note 6).

20            See accompanying notes to the financial statements.

GMO INTERNATIONAL SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- INDUSTRY SECTOR SUMMARY
(SHOWING PERCENTAGE OF EQUITY INVESTMENTS)
FEBRUARY 28, 2003 (UNAUDITED)

At February 28, 2003, industry sector diversification of the Fund's equity investments was as follows:

INDUSTRY SECTOR
--------------------------------------------------------------------
Consumer Discretionary                                         20.7%
Industrials                                                    20.1
Financials                                                     17.6
Materials                                                      12.0
Information Technology                                          7.9
Consumer Staples                                                7.7
Health Care                                                     4.8
Utilities                                                       4.1
Energy                                                          3.2
Telecommunication Services                                      1.9
                                                              -----
                                                              100.0%
                                                              =====

              See accompanying notes to the financial statements.             21

GMO INTERNATIONAL SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)
STATEMENT OF ASSETS AND LIABILITIES -- FEBRUARY 28, 2003
--------------------------------------------------------------------------------

ASSETS:
   Investments, at value, including securities on loan of
    $55,304,553 (cost $663,601,348) (Note 1)                  $589,152,220
   Cash                                                             67,548
   Foreign currency, at value (cost $725,138) (Note 1)             734,016
   Receivable for investments sold                                 584,654
   Receivable for Fund shares sold                               7,297,274
   Dividends and interest receivable                               747,692
   Foreign taxes receivable                                        150,230
   Receivable for open forward foreign currency contracts
    (Notes 1 and 6)                                             17,161,257
   Receivable for expenses reimbursed by Manager (Note 2)          103,572
                                                              ------------

      Total assets                                             615,998,463
                                                              ------------

LIABILITIES:
   Payable for investments purchased                               222,923
   Payable upon return of securities loaned (Note 1)            59,922,844
   Payable for Fund shares repurchased                           7,000,000
   Payable to affiliate for (Note 2):
      Management fee                                               246,651
      Shareholder service fee                                       61,663
   Payable for open forward foreign currency contracts
    (Notes 1 and 6)                                             11,527,313
   Payable for variation margin on open futures contracts
    (Notes 1 and 6)                                                196,334
   Accrued expenses                                                172,481
                                                              ------------

      Total liabilities                                         79,350,209
                                                              ------------
NET ASSETS                                                    $536,648,254
                                                              ============
NET ASSETS CONSIST OF:
   Paid-in capital                                            $639,920,090
   Distributions in excess of net investment income                (86,486)
   Accumulated net realized loss                               (32,938,066)
   Net unrealized depreciation                                 (70,247,284)
                                                              ------------
                                                              $536,648,254
                                                              ============
NET ASSETS ATTRIBUTABLE TO:
   Class III shares                                           $536,648,254
                                                              ============
SHARES OUTSTANDING:
   Class III                                                    56,468,485
                                                              ============
NET ASSET VALUE PER SHARE:
   Class III                                                  $       9.50
                                                              ============

22            See accompanying notes to the financial statements.

GMO INTERNATIONAL SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)
STATEMENT OF OPERATIONS -- YEAR ENDED FEBRUARY 28, 2003
--------------------------------------------------------------------------------

INVESTMENT INCOME:
   Dividends (net of withholding taxes of $1,071,070)         $  9,724,769
   Interest (including securities lending income of
    $411,466)                                                    1,016,494
                                                              ------------

         Total income                                           10,741,263
                                                              ------------
EXPENSES:
   Management fee (Note 2)                                       2,684,104
   Custodian fees                                                  648,592
   Audit fees                                                       51,419
   Transfer agent fees                                              28,557
   Legal fees                                                       16,251
   Registration fees                                                12,072
   Trustees fees and related expenses (Note 2)                      10,747
   Miscellaneous                                                     5,927
   Fees reimbursed by Manager (Note 2)                            (761,727)
                                                              ------------
                                                                 2,695,942
   Shareholder service fee (Note 2)
      Class III                                                    671,026
                                                              ------------
      Net expenses                                               3,366,968
                                                              ------------

         Net investment income                                   7,374,295
                                                              ------------

REALIZED AND UNREALIZED GAIN (LOSS):
   Net realized gain (loss) on:
      Investments                                               (9,764,715)
      Closed futures contracts                                 (14,662,366)
      Foreign currency, forward contracts and foreign
      currency related transactions                              8,629,557
                                                              ------------

         Net realized loss                                     (15,797,524)
                                                              ------------

   Change in net unrealized appreciation (depreciation) on:
      Investments                                              (49,354,028)
      Open futures contracts                                    (1,523,104)
      Foreign currency, forward contracts and foreign
      currency related transactions                              5,668,274
                                                              ------------

         Net unrealized loss                                   (45,208,858)
                                                              ------------

      Net realized and unrealized loss                         (61,006,382)
                                                              ------------

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS          $(53,632,087)
                                                              ============

              See accompanying notes to the financial statements.             23

GMO INTERNATIONAL SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                            YEAR ENDED         YEAR ENDED
                                                         FEBRUARY 28, 2003  FEBRUARY 28, 2002
                                                         -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
   Net investment income                                   $  7,374,295       $  4,386,723
   Net realized loss                                        (15,797,524)        (4,506,586)
   Change in net unrealized appreciation (depreciation)     (45,208,858)       (14,191,285)
                                                           ------------       ------------

   Net decrease in net assets from operations               (53,632,087)       (14,311,148)
                                                           ------------       ------------

Distributions to shareholders from:
   Net investment income
      Class III                                             (15,340,291)        (7,227,558)
                                                           ------------       ------------
      Total distributions from net investment income        (15,340,291)        (7,227,558)
                                                           ------------       ------------
   Net realized gains
      Class III                                                      --             (9,648)
                                                           ------------       ------------
      Total distributions from net realized gains                    --             (9,648)
                                                           ------------       ------------

                                                            (15,340,291)        (7,237,206)
                                                           ------------       ------------
   Net share transactions (Note 5):
      Class III                                             352,008,250         88,068,118
                                                           ------------       ------------
   Increase in net assets resulting from net share
    transactions                                            352,008,250         88,068,118
                                                           ------------       ------------

      Total increase in net assets                          283,035,872         66,519,764
NET ASSETS:
   Beginning of period                                      253,612,382        187,092,618
                                                           ------------       ------------
   End of period (including distributions in excess of
    net investment income of $86,486 and accumulated
    undistributed net investment income of $206,945,
    respectively)                                          $536,648,254       $253,612,382
                                                           ============       ============

24            See accompanying notes to the financial statements.

GMO INTERNATIONAL SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)
FINANCIAL HIGHLIGHTS
(FOR A CLASS III SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------

                                                                     YEAR ENDED FEBRUARY 28/29,
                                          --------------------------------------------------------------------------------
                                              2003             2002             2001             2000             1999
                                          ------------     ------------     ------------     ------------     ------------
NET ASSET VALUE, BEGINNING OF PERIOD        $  10.44         $  11.68         $  11.54         $  11.02         $  12.22
                                            --------         --------         --------         --------         --------

Income from investment operations:
   Net investment income                        0.15             0.22             0.23             0.25             0.55
   Net realized and unrealized gain
     (loss)                                    (0.80)           (1.11)            1.02             0.83            (1.15)
                                            --------         --------         --------         --------         --------

      Total from investment operations         (0.65)           (0.89)            1.25             1.08            (0.60)
                                            --------         --------         --------         --------         --------

Less distributions to shareholders:
   From net investment income                  (0.29)           (0.35)           (0.25)           (0.15)           (0.21)
   From net realized gains                        --            (0.00)(c)        (0.86)           (0.41)           (0.39)
                                            --------         --------         --------         --------         --------

      Total distributions                      (0.29)           (0.35)           (1.11)           (0.56)           (0.60)
                                            --------         --------         --------         --------         --------
NET ASSET VALUE, END OF PERIOD              $   9.50         $  10.44         $  11.68         $  11.54         $  11.02
                                            ========         ========         ========         ========         ========
TOTAL RETURN(a)                                (6.30)%          (7.57)%          11.09%            9.62%           (5.06)%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)        $536,648         $253,612         $187,093         $173,362         $158,142
   Net expenses to average daily net
     assets                                     0.75%            0.75%            0.75%            0.75%            0.75%
   Net investment income to average
     daily net assets                           1.65%            2.02%            2.05%            2.19%            1.67%
   Portfolio turnover rate                        44%              34%              60%              55%               8%
   Fees and expenses reimbursed by the
     Manager to average daily net
     assets:                                    0.17%            0.22%            0.22%            0.24%            0.81%
   Purchase and redemption fees
     consisted of the following per
     share amounts:(b)                      $   0.06         $   0.05         $   0.04               --               --

 (a) The total returns would have been lower had certain expenses not been reimbursed during the periods shown. Calculation excludes purchase premiums and redemption fees.
 (b) Effective March 1, 2000 the Fund adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies which requires the disclosure of the per share effect of purchase and redemption fees. Periods prior to March 1, 2000 have not been restated to reflect this change. Amounts calculated using average shares outstanding throughout the period.
 (c)  The distribution from net realized gains was less than $.01 per share.

              See accompanying notes to the financial statements.             25

GMO INTERNATIONAL SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS
FEBRUARY 28, 2003
--------------------------------------------------------------------------------

1.    SIGNIFICANT ACCOUNTING POLICIES

      GMO International Small Companies Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van
      Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts Business Trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees to create an unlimited number of series ("Funds"), each of which issues a separate series of shares, and to subdivide a series of shares into classes.

      The Fund seeks high total return through investment in equity securities of non-U.S. issuers. The Fund's benchmark is the Salomon Smith Barney EMI World Ex-U.S. Index.

      The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      PORTFOLIO VALUATION
      Portfolio securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price. Securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, and those values are then translated into U.S. dollars at the current exchange rate. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair value. Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction. A security's value may be deemed unreliable if, for example, the Manager becomes aware of information or events occurring after the close of a foreign market that would materially affect that security's value.

      FOREIGN CURRENCY TRANSLATION
      The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the current exchange rates each business day. Income and expenses denominated in foreign

GMO INTERNATIONAL SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------
      currencies are translated at current exchange rates when accrued or incurred. The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of foreign currencies and forward foreign currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid.

      FORWARD CURRENCY CONTRACTS
      The Fund may enter into forward currency contracts in connection with settling planned purchases or sales of securities or to hedge the currency exposure associated with some or all of the Fund's portfolio securities. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if there are movements in foreign currency values that are unfavorable to the Fund. The value of the currencies the Fund has committed to buy or sell is shown under Note 6, and represents the currency exposure the Fund has acquired or hedged through currency contracts as of February 28, 2003.

      FUTURES CONTRACTS
      The Fund may purchase and sell futures contracts to manage its exposure to the financial markets. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. Upon entering into a futures contract, the Fund is required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. government and agency obligations in accordance with the initial margin requirements of the broker or exchange. In addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contracts. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is liquidated on the following business day. Gains or losses are recognized but not considered realized until the contracts expire or are

GMO INTERNATIONAL SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------
      closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Losses may arise from the changes in the value of the underlying instrument, if there is an illiquid secondary market for the contracts, or if counterparties do not perform under the contract terms. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. See Note 6 for all open futures contracts as of February 28, 2003.

      OPTIONS
      The Fund may write call and put options on futures, securities or currencies it owns or in which it may invest. Writing put options tends to increase the Fund's exposure to the underlying instrument. Writing call options tends to decrease the Fund's exposure to the underlying instrument. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased
      (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. At February 28, 2003, there were no open written option contracts.

      The Fund may also purchase put and call options. Purchasing call options tends to increase the Fund's exposure to the underlying instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying instrument. The Fund pays a premium which is included in the Fund's Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, security or currency transaction to determine the realized gain or loss. The risk associated with purchasing put and call options is limited to the premium paid. At February 28, 2003, there were no open purchased option contracts.

      Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by a primary pricing source chosen by the Manager.

      SWAP AGREEMENTS
      The Fund may enter into swap agreements to manage its exposure to the financial markets. A swap is an agreement to exchange the return generated by one instrument for the return generated by

GMO INTERNATIONAL SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------
      another instrument. The Fund may enter into total return swap agreements, which involve a commitment by one party in the agreement to pay interest in exchange for a market linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. The Fund may also enter into contracts for differences in which the Fund agrees with the counterparty that its return will be based on the relative performance of two different groups or "baskets" of securities, adjusted by an interest rate payment. To the extent that the relative performance of the two baskets of securities exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. In connection with these agreements, cash or securities may be set aside as collateral by the Fund's custodian in accordance with the terms of the swap agreement. The Fund earns interest on cash set aside as collateral. Swaps are marked to market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. These financial instruments are not actively traded on financial markets. The values assigned to these instruments are based upon the best available information and because of the uncertainty of the valuation, these values may differ significantly from the values that would have been realized had a ready market for these instruments existed, and the differences could be material. Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, or that there may be unfavorable changes in the price of the security or index underlying these transactions. At February 28, 2003, there were no open swap agreements.

      SECURITY LENDING
      The Fund may lend its securities to certain qualified brokers. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of loss with respect to the investment of collateral, the risk of delay in recovery or loss of rights in the collateral should the borrower of the securities fail financially. The Fund receives compensation for lending its securities. At February 28, 2003, the Fund loaned securities having a market value of $55,304,553 collateralized by cash in the amount of $59,922,844, which was invested in a short-term instrument.

      TAXES AND DISTRIBUTIONS
      The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains,

GMO INTERNATIONAL SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------
      if any, after giving effect to any available capital loss carryover for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary. Taxes on foreign interest and dividend income are withheld in accordance with the applicable country's tax treaty with the United States.

      The Fund's policy is to declare and pay distributions from net investment income semi-annually, and from net realized short-term and long-term capital gains at least annually. All distributions will be paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

      Dividends received by shareholders of the Fund which are derived from foreign source income and foreign taxes paid by the Fund are to be treated, to the extent allowable under the Code, as if received and paid by the shareholders of the Fund.

      The Fund may be subject to capital gains and repatriation taxes imposed by certain countries in which it invests.

      Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from U.S. GAAP. During the years ended February 28, 2002 and February 28, 2003, the tax basis of distributions paid was as follows: ordinary income -- $7,227,869 and $15,340,291, respectively; and long-term capital gains -- $9,337 and $0, respectively.

      As of February 28, 2003, the components of distributable earnings on a tax basis consisted of $4,433,152 of undistributed ordinary income. The temporary differences between book and tax basis distributable earnings are primarily due to foreign currency transactions, passive foreign investment company transactions and losses on wash sale transactions.

      At February 28, 2003, the Fund had a capital loss carryforward available to offset future capital gains, if any, to the extent permitted by the Code of $6,078,276 and $20,471,179 expiring in 2010 and 2011, respectively. The Fund has elected to defer to March 1, 2003 post-October capital losses of $5,992,691.

      The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 2003. This

GMO INTERNATIONAL SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------
      reclassification has no impact on net investment income, realized gain/loss or the net asset value of the Fund and is primarily attributable to foreign currency transactions. The financial highlights exclude these adjustments.

           Distributions
         in excess of Net   Accumulated Net
         Investment Income   Realized Loss
         -----------------  ---------------
            $7,672,565        $(7,672,565)

      Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

      SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
      Security transactions are accounted for on trade date. Dividend income, net of applicable withholding taxes, is recorded on the ex-dividend date, or when the Fund is informed of the ex-dividend date, if later. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and discounts. Non-cash dividends, if any, are recorded at the fair market value of the securities received. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

      EXPENSES
      The majority of expenses of the Trust are directly identifiable to an individual Fund. Expenses which are not readily identifiable to a specific Fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the Funds.

      PURCHASES AND REDEMPTIONS OF FUND SHARES
      The premium on cash purchases of Fund shares is 0.60% of the amount invested. In the case of cash redemptions, the fee is .60% of the amount redeemed. If the Manager determines that any portion of a cash purchase or redemption fee is offset by a corresponding cash redemption or purchase occurring on the same day, the purchase premium or redemption fee charged by the Fund will be reduced by 100% with respect to that portion. In addition, the purchase premium or redemption fee charged by the Fund may be waived if the Manager determines the Fund is either substantially overweighted or underweighted in cash so that a redemption or purchase will not require a securities transaction. All purchase premiums and redemption fees are paid to and recorded by the Fund as paid-in capital. For the years ended February 28, 2002 and February 28, 2003, the Fund received $879,541 and $2,531,977 in purchase premiums and $24,542 and $54,833 in redemption fees, respectively. There is no premium for reinvested distributions.

GMO INTERNATIONAL SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------

      INVESTMENT RISK
      There are certain additional risks involved in investing in foreign securities that are not inherent in investments in domestic securities. These risks may involve adverse political and economic developments including the possible imposition of capital controls or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times may be more volatile than securities of comparable U.S. companies and U.S. securities markets.

2.    FEES AND OTHER TRANSACTIONS WITH AFFILIATES

      GMO earns a management fee paid monthly at the annual rate of .60% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on the average daily net assets at the annual rate of .15% for Class III shares.

      GMO has entered into a binding agreement effective until at least
      June 30, 2003 to reimburse the Fund to the extent that the Fund's total annual operating expenses (excluding shareholder service fees, fees and expenses of the independent Trustees of the Trust (including legal fees), brokerage commissions and other investment-related costs, hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes), securities lending fees and expenses, interest expense and transfer taxes) exceed the management fee.

      As of February 28, 2003, greater than 10% of the Fund's shares were held by accounts for which the Manager has investment discretion.

      The Fund's portion of the fee paid by the Trust to the independent Trustees during the year February 28, 2003, was $7,761. No remuneration is paid to any Trustee or officer who is affiliated with the Manager.

3.    PURCHASES AND SALES OF SECURITIES

      Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2003, aggregated $505,624,460 and $180,474,274, respectively.

      At February 28, 2003, the cost for Federal income tax purposes and gross unrealized appreciation and depreciation in the value of investments held were as follows:

                         Gross Unrealized  Gross Unrealized  Net Unrealized
         Aggregate Cost    Appreciation      Depreciation     Depreciation
         --------------  ----------------  ----------------  --------------
          $664,404,649     $33,961,809      $(109,214,238)    $(75,252,429)

GMO INTERNATIONAL SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------

4.    PRINCIPAL SHAREHOLDER

      At February 28, 2003, 27.0% of the outstanding shares of the Fund were held by one shareholder. Investment activities of this shareholder may have a material effect on the Fund.

5.    SHARE TRANSACTIONS

      The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                                               Year Ended               Year Ended
                                                           February 28, 2003        February 28, 2002
                                                        ------------------------  ----------------------
                                                          Shares       Amount      Shares      Amount
         Class III:                                     ----------  ------------  ---------  -----------
         Shares sold                                    36,029,447  $390,124,687  8,537,304  $91,049,348
         Shares issued to shareholders in reinvestment
           of distributions                                769,131     7,538,961    220,972    2,296,421
         Shares repurchased                             (4,627,128)  (45,655,398)  (480,530)  (5,277,651)
                                                        ----------  ------------  ---------  -----------
         Net increase                                   32,171,450  $352,008,250  8,277,746  $88,068,118
                                                        ==========  ============  =========  ===========

6.    FINANCIAL INSTRUMENTS

      A summary of outstanding financial instruments at February 28, 2003 is as follows:

      FORWARD CURRENCY CONTRACTS

                                                                    Net Unrealized
         Settlement                        Units                     Appreciation
            Date     Deliver/Receive    of Currency       Value     (Depreciation)
         ----------  ----------------  --------------  -----------  --------------

            Buys
           4/28/03   AUD                  16,376,251   $ 9,884,910   $    958,500
           4/28/03   CAD                  58,797,881    39,358,980      1,559,081
           3/28/03   CHF                  45,146,308    33,310,084      2,856,644
           3/28/03   DKK                 119,924,800    17,381,616      1,647,753
           3/28/03   EUR                  67,076,084    72,227,936      6,649,632
           3/28/03   GBP                  15,258,609    23,995,327        195,274
           4/28/03   HKD                  38,157,820     4,891,798          7,794

GMO INTERNATIONAL SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------

      FORWARD CURRENCY CONTRACTS -- CONTINUED

                                                                    Net Unrealized
         Settlement                        Units                    Appreciation
           Date      Deliver/Receive    of Currency      Value      (Depreciation)
         ----------  ----------------  --------------  -----------  --------------
           4/28/03   JPY               2,152,617,200   $18,245,972   $    686,434
           3/28/03   NOK                 148,974,219    20,731,590      1,281,162
           4/28/03   NZD                   7,762,222     4,290,950        466,167
           3/28/03   SEK                  70,097,120     8,224,222        729,002
           4/28/03   SGD                  10,437,255     6,006,448        123,814
                                                                     ------------
                                                                     $ 17,161,257
                                                                     ============

           Sales
           4/28/03   AUD                  13,596,841   $ 8,207,223   $   (797,126)
           4/28/03   CAD                  48,995,554    32,797,356     (1,708,153)
           3/28/03   CHF                  16,581,162    12,233,999     (1,037,976)
           3/28/03   DKK                  16,344,470     2,368,929       (226,209)
           3/28/03   EUR                  66,294,503    71,386,325     (3,853,637)
           3/28/03   GBP                  23,511,289    36,973,295       (641,051)
           4/28/03   HKD                 104,574,282    13,406,329        (19,755)
           4/28/03   JPY               5,097,878,276    43,210,536     (1,846,040)
           3/28/03   NOK                  39,931,894     5,557,013       (371,076)
           4/28/03   NZD                   4,328,615     2,392,855       (342,891)
           3/28/03   SEK                  63,332,528     7,430,559       (683,399)
                                                                     ------------
                                                                     $(11,527,313)
                                                                     ============

      CURRENCY ABBREVIATIONS:

AUD - Australian Dollar
CAD - Canadian Dollar
CHF - Swiss Franc
DKK - Danish Krona
EUR - Euro
GBP - British Pound
HKD - Hong Kong Dollar
JPY - Japanese Yen
NOK - Norwegian Krone
NZD - New Zealand Dollar
SEK - Swedish Krona
SGD - Singapore Dollar

GMO INTERNATIONAL SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------

      FUTURES CONTRACTS

                                                                  Net Unrealized
         Number of                                    Contract     Appreciation
         Contracts      Type       Expiration Date     Value      (Depreciation)
         ---------  -------------  ---------------  ------------  --------------

           Buys
              28         DAX       March 2003       $ 1,917,460    $  (244,940)
              20      FTSE 100     March 2003         1,143,838         (7,225)
              17      Hang Seng    March 2003           983,498          3,030
              12       IBEX 35     March 2003           775,693         (9,895)
              16       MIB 30      March 2003         2,022,470       (126,484)
             381        MSCI       March 2003         6,835,063       (132,507)
             157         OMX       March 2003           869,967            550
             318      TSE TOPIX    March 2003        21,975,555     (1,037,479)
                                                                   -----------
                                                                   $(1,554,950)
                                                                   ===========

           Sales
             320       CAC 40      March 2003       $ 9,498,436    $   (77,934)
              99       SPI 200     March 2003         4,196,459        176,162
                                                                   -----------
                                                                   $    98,228
                                                                   ===========

      At February 28, 2003, the Fund had sufficient cash and/or securities to cover any commitments or margin requirements of the relevant broker or exchange.

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE TRUSTEES OF GMO TRUST AND THE SHAREHOLDERS OF
GMO INTERNATIONAL SMALL COMPANIES FUND

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO International Small Companies Fund (the "Fund") (a series of GMO Trust) at February 28, 2003, and the results of its operations, the changes in its net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 15, 2003

GMO INTERNATIONAL SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)
TAX INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

      During the year ended February 28, 2003, the Fund paid foreign taxes of $1,071,070 and recognized foreign source income of $10,795,839.

TRUSTEES AND OFFICERS (UNAUDITED)
The following tables list the Trust's Trustees and officers; their address and age; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information includes additional information about the Trust's trustees and is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

INDEPENDENT TRUSTEES:

                                                                                                   Number of
                                                                                                 Portfolios in
                                                        Term of              Principal               Fund
                                                     Office(1) and         Occupation(s)            Complex           Other
              Name, Address,         Position(s)       Length of            During Past            Overseen       Directorships
                 and Age           Held with Fund     Time Served           Five Years            by Trustee     Held by Trustee
         ------------------------  ---------------  ---------------  -------------------------  ---------------  ---------------
         Jay O. Light              Trustee of the   Since May 1996   Professor of Business            39              *(2)
         c/o GMO Trust             Trust                             Administration and Senior
         40 Rowes Wharf                                              Associate Dean, Harvard
         Boston, MA 02110                                            University.
         Age: 61

         Donald W. Glazer, Esq.    Trustee of the   Since December   Advisory Counsel, Goodwin        39              None
         c/o GMO Trust             Trust            2000             Procter LLP; Secretary
         40 Rowes Wharf                                              and Consultant,
         Boston, MA 02110                                            Provant, Inc. (provider
         Age: 58                                                     of performance
                                                                     improvement training
                                                                     services and products)
                                                                     (1998 - present);
                                                                     Consultant -- Business
                                                                     and Law.

 1 Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.
 2 Mr. Light is a director of Harvard Management Company, Inc. and Security Capital European Realty. Neither of these companies has a class of securities registered pursuant to Section 12 of the Securities Exchange Act or subject to the requirements of Section 15(d) of the Act and neither of these companies is a registered investment company.

INTERESTED TRUSTEES:

                                                                                                   Number of
                                                                                                 Portfolios in
                                                        Term of              Principal               Fund
                                                     Office(1) and         Occupation(s)            Complex           Other
              Name, Address,         Position(s)       Length of            During Past            Overseen       Directorships
                 and Age           Held with Fund     Time Served           Five Years            by Trustee     Held by Trustee
         ------------------------  ---------------  ---------------  -------------------------  ---------------  ---------------

         R. Jeremy Grantham(3)     Chairman of the  Since September  Member, Grantham, Mayo,          39         None
         c/o GMO Trust             Board of         1985. President  Van Otterloo & Co. LLC.
         40 Rowes Wharf            Trustees of the  from February
         Boston, MA 02110          Trust            2002 - October
         Age: 64                                    2002.

 1 Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.
 3 Trustee is deemed to be an "interested person" of the Trust and Grantham, Mayo, Van Otterloo & Co. LLC, as defined by the 1940 Act.

PRINCIPAL OFFICERS:

                                                                          Term of Office(4)            Principal Occupation(s)
              Name, Address,                 Position(s)                    and Length of                    During Past
                  and Age                   Held with Fund                   Time Served                      Five Years
         -------------------------  ------------------------------  ------------------------------  ------------------------------

         Scott Eston                President and Chief Executive   President and Chief Executive   Chief Financial Officer
         c/o GMO Trust              Officer of the Trust            Officer since October 2002;     (1997 - present), Chief
         40 Rowes Wharf                                             Vice President from August      Operating Officer (2000 -
         Boston, MA 02110                                           1998 - October 2002.            present) and Member, Grantham,
         Age: 47                                                                                    Mayo, Van Otterloo & Co. LLC.

         Susan Randall Harbert      Chief Financial Officer and     Chief Financial Officer Since   Member, Grantham, Mayo, Van
         c/o GMO Trust              Treasurer of the Trust          February 2000; Treasurer since  Otterloo & Co. LLC.
         40 Rowes Wharf                                             February 1998.
         Boston, MA 02110
         Age: 45

         Brent Arvidson             Assistant Treasurer of the      Since September 1998.           Senior Fund Administrator,
         c/o GMO Trust              Trust                                                           Grantham, Mayo, Van
         40 Rowes Wharf                                                                             Otterloo & Co. LLC.
         Boston, MA 02110
         Age: 33

         William R. Royer, Esq.     Vice President and Clerk of     Vice President since February   General Counsel, Anti- Money
         c/o GMO Trust              the Trust                       1997; Clerk since March 2001;   Laundering Reporting Officer
         40 Rowes Wharf                                             May 1999 - August 1999.         (July 2002 - February 2003)
         Boston, MA 02110                                                                           and Member, Grantham, Mayo,
         Age: 37                                                                                    Van Otterloo & Co. LLC.

         Elaine M. Hartnett, Esq.   Vice President and Secretary    Vice President since August     Associate General Counsel,
         c/o GMO Trust              of the Trust                    1999; Secretary since March     Grantham, Mayo, Van
         40 Rowes Wharf                                             2001.                           Otterloo & Co. LLC (June
         Boston, MA 02110                                                                           1999 - present); Associate/
         Age: 58                                                                                    Junior Partner, Hale and Dorr
                                                                                                    LLP (1991 - 1999).

         Julie Perniola             Vice President and Anti- Money  Since February 2003.            Anti-Money Laundering
         c/o GMO Trust              Laundering Compliance Officer                                   Reporting Officer (February
         40 Rowes Wharf                                                                             2003 - present) and Compliance
         Boston, MA 02110                                                                           Officer, Grantham, Mayo, Van
         Age: 32                                                                                    Otterloo & Co. LLC.

 4 Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

GMO INTERNATIONAL BOND FUND
(A SERIES OF GMO TRUST)
ANNUAL REPORT
FEBRUARY 28, 2003

GMO INTERNATIONAL BOND FUND
(A SERIES OF GMO TRUST)
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT

Day-to-day management of the Fund's portfolio is the responsibility of the Fixed Income Division at Grantham, Mayo, Van Otterloo & Co. LLC.

MANAGEMENT DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

The Class III shares of the GMO International Bond Fund returned +25.2% for the fiscal year ended February 28, 2003, compared to +28.8% for the J.P. Morgan Non-U.S. Government Bond Index. The Fund's exposure to various issues is achieved directly and indirectly through its investment in the GMO Emerging Country Debt Fund, the GMO Alpha LIBOR Fund (ALF), and the GMO Short-Duration Collateral Fund.

The Fund underperformed the benchmark during the fiscal year by 3.6%. Bond market, emerging debt, and currency selection added value during the fiscal year, while issue selection underperformed. Issue selection dramatically hurt performance in late 2002. Credit related spread widening in the assets underlying the Fund's investment in ALF and the default of certain healthcare receivable asset-backed bonds held by ALF, which were allegedly involved in a massive fraud, contributed to the underperformance. National Century Financial Enterprises, the sponsor of $3.35 billion of health care asset-backed receivables allegedly violated the terms of the bonds' indentures by, among other things, spending cash collateral, accepting collateral other than permitted receivables, moving receivables between trusts to meet compliance tests, and reimbursing healthcare providers for more than the value of receivables purchased. National Century, its affiliated operations, the trusts, and many healthcare providers have declared bankruptcy. This event had a negative effect on the net asset value of ALF, and an indirect effect on GMO International Bond Fund of -5.0% (through February 28, 2003).

Overweight positions in Euro-member country bonds and the U.S. bond market, as well as an underweight position in Japanese government bonds, added value during the period. In addition, an underweight position in the U.S. dollar and overweight positions in the Australian dollar, and Swedish krona generated significant gains.

OUTLOOK

The Fund is structured to benefit from outperformance in the Canadian, Euro-member country, Swedish, U.S., and emerging bond markets. We expect the Australian, Danish, Japanese, and Swiss bond markets to underperform. Strong relative performance is expected from Canadian dollars, Swedish krona, Swiss francs, and British gilt markets. The Danish krona, euro, Japanese yen and Australian and US dollars are expected to underperform. At the end of the period, 3.8% of the Fund was invested in Emerging Country Debt Fund.

THE VIEWS EXPRESSED HEREIN ARE EXCLUSIVELY THOSE OF GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC MANAGEMENT AS OF THE DATE OF THIS REPORT AND ARE SUBJECT TO CHANGE. THEY ARE NOT MEANT AS INVESTMENT ADVICE.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
  GMO INTERNATIONAL BOND FUND CLASS III SHARES AND THE
       J.P. MORGAN NON-U.S. GOVERNMENT BOND INDEX
                AS OF FEBRUARY 28, 2003
                                                          GMO INTERNATIONAL  J.P. MORGAN NON-U.S.
                                                              BOND FUND       GOV'T. BOND INDEX
12/22/93                                                            $10,000               $10,000
12/31/93                                                             $9,900                $9,900
3/31/94                                                              $9,960               $10,017
6/30/94                                                             $10,080               $10,148
9/30/94                                                             $10,576               $10,321
12/31/94                                                            $10,411               $10,387
3/31/95                                                             $11,507               $11,848
6/30/95                                                             $12,446               $12,394
9/30/95                                                             $12,598               $12,241
12/31/95                                                            $13,254               $12,581
3/31/96                                                             $13,266               $12,370
6/30/96                                                             $13,896               $12,455
9/30/96                                                             $14,675               $12,896
12/31/96                                                            $15,463               $13,244
3/31/97                                                             $14,677               $12,475
6/30/97                                                             $15,160               $12,794
9/30/97                                                             $15,711               $12,866
12/31/97                                                            $15,599               $12,744
3/31/98                                                             $15,750               $12,828
6/30/98                                                             $15,810               $13,084
9/30/98                                                             $16,700               $14,387
12/31/98                                                            $17,282               $15,074
3/31/99                                                             $16,283               $14,328
6/30/99                                                             $15,623               $13,668
9/30/99                                                             $16,343               $14,426
12/31/99                                                            $16,335               $14,144
3/31/2000                                                           $16,266               $13,970
6/30/2000                                                           $16,130               $13,877
9/30/2000                                                           $15,518               $13,243
12/31/2000                                                          $16,291               $13,794
3/31/2001                                                           $15,535               $13,127
6/30/2001                                                           $15,157               $12,866
9/30/2001                                                           $16,309               $13,858
12/31/2001                                                          $15,865               $13,298
3/31/2002                                                           $15,658               $13,064
6/30/2002                                                           $18,124               $14,881
9/30/2002                                                           $18,400               $15,312
12/31/2002                                                          $18,788               $16,238
2/28/2003                                                           $19,535               $16,757

AVERAGE ANNUAL TOTAL RETURN
                                               SINCE
                                             INCEPTION
                             1 YEAR  5 YEAR  12/22/93
Class III                    25.17%   4.32%      7.56%

Performance shown is net of all fees after reimbursement from the manager. Returns and net asset of values of fund investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. Past performance is not indicative of future performance. Information is unaudited.

GMO INTERNATIONAL BOND FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2003

         PAR VALUE/
           SHARES      DESCRIPTION                                          VALUE ($)
---------------------------------------------------------------------------------------
                       DEBT OBLIGATIONS -- 25.0%
                       BULGARIA -- 2.4%
USD        10,000,000  Bulgaria Discount Strips, 0.00%, due 07/28/24(a)       2,964,307
                                                                           ------------
                       CANADA -- 7.1%
CAD         2,000,000  Province of British Columbia, 7.88%, due 11/30/23      1,631,091
GBP         3,500,000  Province of Quebec, 8.63%, due 11/04/11                7,004,627
                                                                           ------------
                                                                              8,635,718
                                                                           ------------
                       CAYMAN ISLANDS -- 10.0%
CAD         2,000,000  Government of Canada (Cayman), 7.25%, due 06/01/08     1,495,503
EUR        10,000,000  MBNA America Euro Structured Offering, Variable
                         Rate, 3 mo.
                         EURIBOR + .14%, 2.83%, due 05/19/04                 10,778,000
                                                                           ------------
                                                                             12,273,503
                                                                           ------------
                       JAPAN -- 0.9%
USD         1,030,000  Japan Highway Public Corporation, 7.63%, due
                         09/22/04                                             1,122,185
                                                                           ------------
                       SUPRA NATIONAL -- 0.4%
CAD           700,000  European Investment Bank, 8.50%, due 08/30/05            520,842
                                                                           ------------
                       UNITED STATES -- 4.2%
                       U.S. GOVERNMENT -- 4.2%
USD         4,479,320  U.S. Treasury Inflation Indexed Note, 3.63%, due
                         01/15/08(b)                                          5,060,232
                                                                           ------------

                       TOTAL DEBT OBLIGATIONS (COST $27,468,646)             30,576,787
                                                                           ------------
                       MUTUAL FUNDS -- 69.5%
              483,701  GMO Emerging Country Debt Fund, Class III              4,604,832
              619,387  GMO Alpha LIBOR Fund                                  14,691,865
            2,633,646  GMO Short-Duration Collateral Fund                    65,867,490
                                                                           ------------

                       TOTAL MUTUAL FUNDS (COST $86,006,184)                 85,164,187
                                                                           ------------

              See accompanying notes to the financial statements.

GMO INTERNATIONAL BOND FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2003

          PRINCIPAL
           AMOUNT      DESCRIPTION                                          VALUE ($)
---------------------------------------------------------------------------------------
                       CALL OPTIONS PURCHASED -- 0.5%
                       CROSS CURRENCY OPTIONS -- 0.5%
GBP         8,000,000  GBP Call/JPY Put, Expires 01/23/04 Strike 184.00         333,198
GBP         4,700,000  GBP Call/JPY Put, Expires 04/14/03, Strike 181.00        197,841
USD         4,200,000  JPY Call/USD Put, Expires 07/03/03, Strike 117.30        101,121
                                                                           ------------
                                                                                632,160
                                                                           ------------

                       TOTAL CALL OPTIONS PURCHASED (COST $886,491)             632,160
                                                                           ------------
                       PUT OPTIONS PURCHASED -- 0.0%
                       CROSS CURRENCY OPTIONS -- 0.0%
GBP         9,100,000  GBP Put/USD Call, Expires 06/05/03, Strike 1.43            2,867
                                                                           ------------

                       TOTAL PUT OPTIONS PURCHASED (COST $371,881)                2,867
                                                                           ------------

        PAR VALUE ($)
        -------------
                       SHORT-TERM INVESTMENTS -- 0.8%
                       CASH EQUIVALENTS -- 0.8%
USD         1,003,875  Merrimac Cash Fund                                     1,003,875
                                                                           ------------

                       TOTAL SHORT-TERM INVESTMENTS (COST $1,003,875)         1,003,875
                                                                           ------------
                       TOTAL INVESTMENTS -- 95.8%
                       (Cost $115,737,077)                                  117,379,876

                       Other Assets and Liabilities (net) -- 4.2%             5,140,627
                                                                           ------------
                       TOTAL NET ASSETS -- 100.0%                          $122,520,503
                                                                           ============

              See accompanying notes to the financial statements.
2

GMO INTERNATIONAL BOND FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2003

NOTES TO SCHEDULE OF INVESTMENTS:
Variable rates - The rates shown on variable rate notes are the current interest rates at February 28, 2003, which are subject to change based on the terms of the security.

CURRENCY ABBREVIATIONS:
AUD - Australian Dollar
CAD - Canadian Dollar
CHF - Swiss Franc
EUR - Euro
GBP - British Pound
JPY - Japanese Yen
SEK - Swedish Krona
USD - United States Dollar

 (a) Security valued at fair value using methods determined in good faith by or at the direction of the Trustees (Note 1).

 (b) All or a portion of this security has been segregated to cover margin requirements on open financial futures contracts and open swap contracts (Note 6).

              See accompanying notes to the financial statements.              3

GMO INTERNATIONAL BOND FUND
(A SERIES OF GMO TRUST)
STATEMENT OF ASSETS AND LIABILITIES -- FEBRUARY 28, 2003
--------------------------------------------------------------------------------

ASSETS:
   Investments, at value (cost $115,737,077) (Note 1)         $117,379,876
   Receivable for investments sold                               9,090,915
   Receivable for Fund shares sold                               8,300,000
   Interest receivable                                           1,463,836
   Receivable for open forward foreign currency contracts
    (Notes 1 and 6)                                              1,659,560
   Receivable for variation margin on open futures contracts
    (Notes 1 and 6)                                                 57,443
   Net receivable for open swap contracts (Notes 1 and 6)        2,222,370
   Receivable for expenses reimbursed by Manager (Note 2)           11,930
                                                              ------------

      Total assets                                             140,185,930
                                                              ------------

LIABILITIES:
   Payable for Fund shares repurchased                          16,400,000
   Payable to affiliate for (Note 2):
      Management fee                                                24,867
      Shareholder service fee                                       14,920
   Payable for open forward foreign currency contracts
    (Notes 1 and 6)                                              1,185,129
   Accrued expenses                                                 40,511
                                                              ------------

      Total liabilities                                         17,665,427
                                                              ------------
  NET ASSETS                                                  $122,520,503
                                                              ============

NET ASSETS CONSIST OF:
   Paid-in capital                                            $110,127,090
   Distributions in excess of net investment income               (568,991)
   Accumulated net realized gain                                 8,707,103
   Net unrealized appreciation                                   4,255,301
                                                              ------------
                                                              $122,520,503
                                                              ============

NET ASSETS ATTRIBUTABLE TO:
   Class III shares                                           $122,520,503
                                                              ============

SHARES OUTSTANDING:
   Class III                                                    12,321,002
                                                              ============

NET ASSET VALUE PER SHARE:
   Class III                                                  $       9.94
                                                              ============

4             See accompanying notes to the financial statements.

GMO INTERNATIONAL BOND FUND
(A SERIES OF GMO TRUST)
STATEMENT OF OPERATIONS -- YEAR ENDED FEBRUARY 28, 2003
--------------------------------------------------------------------------------

INVESTMENT INCOME:
   Interest (including securities lending income of $835)     $ 2,568,536
   Dividends from investment company shares                     1,173,155
                                                              -----------

      Total income                                              3,741,691
                                                              -----------
EXPENSES:
   Management fee (Note 2)                                        336,004
   Custodian and transfer agent fees                               72,135
   Audit fees                                                      36,863
   Legal fees                                                       9,337
   Registration fees                                                7,008
   Trustees fees and related expenses (Note 2)                      4,031
   Miscellaneous                                                    2,747
   Fees reimbursed by Manager (Note 2)                           (125,516)
                                                              -----------
                                                                  342,609
   Indirectly incurred fees waived or borne by Manager (Note
    2)                                                            (21,029)
                                                              -----------
                                                                  321,580
                                                              -----------
   Shareholder service fee (Note 2) - Class III                   201,602
   Shareholder service fee waived (Note 2) - Class III             (7,675)
                                                              -----------
                                                                  193,927
                                                              -----------
      Net expenses                                                515,507
                                                              -----------

            Net investment income                               3,226,184
                                                              -----------

REALIZED AND UNREALIZED GAIN (LOSS):
   Net realized gain (loss) on:
      Investments                                              (8,442,805)
      Realized gains distributions from investment company
      shares                                                      396,140
      Closed futures contracts                                    985,447
      Closed swap contracts                                     3,269,594
      Written options                                              40,079
      Foreign currency, forward contracts and foreign
      currency related transactions                            20,397,793
                                                              -----------
         Net realized gain                                     16,646,248
                                                              -----------
   Change in net unrealized appreciation on:
      Investments                                               6,168,094
      Open futures contracts                                      348,500
      Open swap contracts                                       1,627,041
      Foreign currency, forward contracts and foreign
      currency related transactions                             2,886,299
                                                              -----------
         Net unrealized gain                                   11,029,934
                                                              -----------
      Net realized and unrealized gain                         27,676,182
                                                              -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS          $30,902,366
                                                              ===========

              See accompanying notes to the financial statements.              5

GMO INTERNATIONAL BOND FUND
(A SERIES OF GMO TRUST)
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                            YEAR ENDED         YEAR ENDED
                                                         FEBRUARY 28, 2003  FEBRUARY 28, 2002
                                                         -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
   Net investment income                                   $  3,226,184       $  8,164,480
   Net realized gain (loss)                                  16,646,248        (10,470,647)
   Change in net unrealized appreciation (depreciation)      11,029,934         (4,431,557)
                                                           ------------       ------------

   Net increase (decrease) in net assets from
    operations                                               30,902,366         (6,737,724)
                                                           ------------       ------------
Distributions to shareholders from:
   Net investment income
      Class III                                             (15,448,356)          (499,961)
                                                           ------------       ------------
      Total distributions from net investment income        (15,448,356)          (499,961)
                                                           ------------       ------------
   Net share transactions (Note 5):
      Class III                                             (27,981,311)       (70,305,217)
                                                           ------------       ------------
   Decrease in net assets resulting from net share
    transactions                                            (27,981,311)       (70,305,217)
                                                           ------------       ------------

      Total decrease in net assets                          (12,527,301)       (77,542,902)
NET ASSETS:
   Beginning of period                                      135,047,804        212,590,706
                                                           ------------       ------------
   End of period (including distribution in excess of
    net investment income of $568,991 and $2,419,906,
    respectively)                                          $122,520,503       $135,047,804
                                                           ============       ============

6             See accompanying notes to the financial statements.

GMO INTERNATIONAL BOND FUND
(A SERIES OF GMO TRUST)
FINANCIAL HIGHLIGHTS
(FOR A CLASS III SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------

                                                                   YEAR ENDED FEBRUARY 28/29,
                                              ---------------------------------------------------------------------
                                                2003           2002          2001(D)         2000           1999
                                              ---------      ---------      ---------      ---------      ---------
NET ASSET VALUE, BEGINNING OF PERIOD          $   9.05       $   9.44       $   9.19       $  10.06       $  10.45
                                              --------       --------       --------       --------       --------

Income from investment operations:
   Net investment income                          0.24(a)+       0.45(a)+       0.63(a)+       0.70(a)        0.71
   Net realized and unrealized gain
     (loss)                                       1.96          (0.81)         (0.34)         (0.99)         (0.42)
                                              --------       --------       --------       --------       --------

      Total from investment operations            2.20          (0.36)          0.29          (0.29)          0.29
                                              --------       --------       --------       --------       --------

Less distributions to shareholders:
   From net investment income                    (1.31)         (0.03)            --          (0.39)         (0.45)
   From net realized gains                          --             --          (0.04)         (0.19)         (0.23)
                                              --------       --------       --------       --------       --------

      Total distributions                        (1.31)         (0.03)         (0.04)         (0.58)         (0.68)
                                              --------       --------       --------       --------       --------
NET ASSET VALUE, END OF PERIOD                $   9.94       $   9.05       $   9.44       $   9.19       $  10.06
                                              ========       ========       ========       ========       ========
TOTAL RETURN(b)                                  25.17%         (3.80)%         3.20%         (2.98)%         2.48%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)          $122,521       $135,048       $212,591       $145,373       $181,829
   Net operating expenses to average
     daily net assets                             0.38%(e)       0.38%(e)       0.39%(e)       0.40%          0.40%
   Interest expense to average daily net
     assets                                         --             --             --           0.03%(c)         --
   Total net expenses to average daily
     net assets                                   0.38%          0.38%          0.39%          0.43%          0.40%
   Net investment income to average
     daily net assets                             2.40%(a)       4.85%(a)       6.82%(a)       6.51%(a)       6.45%
   Portfolio turnover rate                          40%            36%           114%            39%           106%
   Fees and expenses reimbursed by the
     Manager to average daily net
     assets:                                      0.11%          0.11%          0.04%          0.98%          0.24%

 (a) Net investment income is affected by the timing of the declaration of dividends by other Funds of the Trust in which the Fund invests.
 (b) The total returns would have been lower had certain expenses not been reimbursed during the periods shown.
 (c) Interest expense incurred as a result of entering into reverse repurchase agreements is included in the Fund's net expenses. Income earned on investing proceeds from reverse repurchase agreements is included in interest income.
 (d) Effective March 1, 2000, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on debt securities. The effect of this change for the year ended February 28, 2001 was to decrease net investment income per share by $0.01, increase net realized and unrealized gains and losses per share by $0.01 and decrease the ratio of net investment income to average net assets from 6.97% to 6.82%. Per share and ratios/supplemental data for periods prior to March 1, 2000 have not been restated to reflect this change.
 (e) Net expenses exclude expenses incurred indirectly through investment in underlying funds. See Note 2.
 +    Computed using average shares outstanding throughout the period.

              See accompanying notes to the financial statements.              7

GMO INTERNATIONAL BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS
FEBRUARY 28, 2003
--------------------------------------------------------------------------------

1.    SIGNIFICANT ACCOUNTING POLICIES

      GMO International Bond Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts Business Trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees to create an unlimited number of series ("Funds"), each of which issues a separate series of shares, and to subdivide a series of shares into classes.

      The Fund seeks high total return through direct and indirect investment in foreign bond and currency markets. The Fund's benchmark is the J.P. Morgan Non-U.S. Government Bond Index.

      At February 28, 2003, 53.8% of the Fund was invested in the GMO Short-Duration Collateral Fund and 12.0% of the Fund was invested in the GMO Alpha LIBOR Fund, separate funds of GMO Trust managed by GMO. Shares of the GMO Alpha LIBOR Fund and the GMO Short-Duration Collateral Fund are not publicly available for direct purchase. At February 28, 2003, 3.7% of the net assets of the Fund was invested in the GMO Emerging Country Debt Fund, a separate fund of GMO Trust managed by GMO. The financial statements of the GMO Alpha LIBOR Fund, the GMO Short-Duration Collateral Fund and the GMO Emerging Country Debt Fund should be read in conjunction with the Fund's financial statements.

      The Fund invested a substantial portion of its assets in GMO Alpha LIBOR Fund ("Alpha LIBOR Fund") to obtain the Fund's core portfolio exposure. In November 2002, certain bonds held by Alpha LIBOR Fund ("NPF bonds") defaulted amid allegations of fraud and significant violations of the bonds' indentures. Currently, no market exists for the NPF bonds, and they are being valued at fair value by the trustees of GMO Trust or persons acting at their direction. The devaluation of the NPF bonds had a negative impact on the Fund's net asset value per share.

      In late November 2002, Alpha LIBOR Fund undertook a reorganization transaction with a new series of GMO Trust, GMO Short-Duration Collateral Fund ("SDCF") and approximately 78% of the Fund's interest in Alpha LIBOR Fund was transferred to SDCF in exchange for SDCF shares. The reorganization was treated as a sale of the Alpha LIBOR Fund shares for financial reporting purposes and a distribution by Alpha LIBOR Fund for tax purposes. Accordingly, for financial reporting purposes, the Fund recognized a loss on the sale of the Alpha LIBOR shares of approximately $17,424,200. In addition, the Fund recognized for tax, but not for financial reporting purposes, ordinary income of $6,635,832 and long-term capital gains of $1,183,564 from Alpha LIBOR Fund. $25,243,596 was added to the tax cost basis of the Fund's holdings of Alpha LIBOR Fund.

GMO INTERNATIONAL BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------

      The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      PORTFOLIO VALUATION
      Portfolio securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price. Securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, and those values are then translated into U.S. dollars at the current exchange rate. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair value. Shares of mutual funds are valued at their net asset value as reported on each business day. Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction. A security's value may be deemed unreliable if, for example, the Manager becomes aware of information or events occurring after the close of a foreign market that would materially affect that security's value.

      Some fixed income securities are valued at the closing bid for such securities as supplied by a primary pricing source chosen by the Manager. The Manager evaluates such primary pricing sources on an ongoing basis, and may change a pricing source should it deem it appropriate. The Manager is informed of erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and at its discretion may override a price supplied by a source (by taking a price supplied by another source).

      Securities may be valued by independent pricing services which use prices provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics.

      Certain securities held by the Fund, or underlying Funds in which it invests, were valued on the basis of a price provided by a principal market maker. The prices provided by the principal market maker may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

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GMO INTERNATIONAL BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------

      FOREIGN CURRENCY TRANSLATION
      The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the current exchange rates each business day. Income and expenses denominated in foreign currencies are translated at current exchange rates when accrued or incurred. The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of foreign currencies and forward foreign currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid.

      FORWARD CURRENCY CONTRACTS
      The Fund may enter into forward currency contracts and forward cross currency contracts in connection with settling planned purchases or sales of securities or to hedge the currency exposure associated with some or all of the Fund's portfolio securities. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if there are movements in foreign currency values that are unfavorable to the Fund. The value of the currencies the Fund has committed to buy or sell is shown under Note 6 and represents the currency exposure the Fund has acquired or hedged through forward currency contracts as of February 28, 2003.

      FUTURES CONTRACTS
      The Fund may purchase and sell futures contracts to manage its exposure to the financial markets. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. Upon entering into a futures contract, the Fund is required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. government and agency obligations in accordance with the initial margin requirements of the broker or exchange. In addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contracts. Futures contracts are

GMO INTERNATIONAL BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------
      marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is liquidated on the following business day. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Losses may arise from the changes in the value of the underlying instrument, if there is an illiquid secondary market for the contracts, or if counterparties do not perform under the contract terms. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. See Note 6 for all open futures contracts as of February 28, 2003.

      OPTIONS
      The Fund may write call and put options on futures, securities or currencies it owns or in which it may invest. Writing put options tends to increase the Fund's exposure to the underlying instrument. Writing call options tends to decrease the Fund's exposure to the underlying instrument. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased
      (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. At February 28, 2003, there were no open written option contracts.

      The Fund may also purchase put and call options. Purchasing call options tends to increase the Fund's exposure to the underlying instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying instrument. The Fund pays a premium which is included in the Fund's Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, security or currency transaction to determine the realized gain or loss. The risk associated with purchasing put and call options is limited to the premium paid. See the Schedule of Investments for all open purchased option contracts as of February 28, 2003.

      Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by a primary pricing source chosen by the Manager.

GMO INTERNATIONAL BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------

      LOAN AGREEMENTS
      The Fund may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. The Fund's investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the "lender") that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan.

      INDEXED SECURITIES
      The Fund may invest in indexed securities whose redemption values and/or coupons are linked to the prices of other securities, securities indices, or other financial indicators. The Fund uses indexed securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets that may be difficult to invest in through conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment.

      SWAP AGREEMENTS
      The Fund may enter into swap agreements to manage its exposure to the financial markets. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into interest rate, total return, forward swap spread lock and credit default swap agreements to manage its exposure to interest rates and credit risk. Interest rate swap agreements involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Total return swap agreements involve commitments to pay interest in exchange for a market linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Forward swap spread lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the swap rate. The swap spread is the difference between the benchmark swap rate (market rate) and the specific treasury rate. In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party on its obligation. The Fund may use credit default swaps to provide a measure of protection against defaults of sovereign or corporate issuers (i.e., to reduce risk where the Fund owns or has exposure

GMO INTERNATIONAL BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------
      to the issuer) or to take an active long or short position with respect to the likelihood of a particular issuer's default. In connection with these agreements, cash or securities may be set aside as collateral by the Fund's custodian in accordance with the terms of the swap agreement. The Fund earns interest on cash set aside as collateral. Swaps are marked to market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. Net payments of interest on interest rate swap agreements are included as part of interest income. These financial instruments are not actively traded on financial markets. The values assigned to these instruments are based upon the best available information and because of the uncertainty of the valuation, these values may differ significantly from the values that would have been realized had a ready market for these instruments existed, and the differences could be material. Entering into these agreements involves, to varying degrees, elements of credit, legal, market, and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, or that there may be unfavorable changes in interest rates. See Note 6 for a summary of open swap agreements as of February 28, 2003.

      REPURCHASE AGREEMENTS
      The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Fund and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters insolvency proceedings, recovery of cash by the Fund may be delayed or limited.

      REVERSE REPURCHASE AGREEMENTS
      The Fund may enter into reverse repurchase agreements with certain banks and broker/dealers whereby the Fund sells portfolio assets concurrent with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. In connection with these agreements, the Fund establishes segregated accounts with its custodian in which the Fund maintains cash, U.S. Government securities or other liquid high grade debt obligations in the name of the counterparty equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities the Fund has sold may decline below the price at which it is obligated to repurchase them under the agreement. For the year ended February 28, 2003, the Fund did not enter into any reverse repurchase agreements.

GMO INTERNATIONAL BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------

      SECURITY LENDING
      The Fund may lend its securities to certain qualified brokers. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of loss with respect to the investment of the collateral, the risk of delay in recover or loss of rights in the collateral should the borrower of the securities fail financially. The Fund receives compensation for lending its securities. At February 28, 2003, the Fund had no securities on loan.

      TAXES AND DISTRIBUTIONS
      The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary. Taxes on foreign interest and dividend income are withheld in accordance with the applicable country's tax treaty with the United States.

      The Fund's policy is to declare and pay distributions from net investment income semi-annually, and from net realized short-term and long-term capital gains at least annually. All distributions will be paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

      Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from U.S. GAAP. During the years ended February 28, 2002 and February 28, 2003, the tax basis of distributions paid from ordinary income were $499,961 and $15,448,356, respectively.

      As of February 28, 2003, the components of distributable earnings on a tax basis consisted of $13,543,148 of undistributed ordinary income. The temporary difference between book and tax basis distributable earnings are primarily due to foreign currency transactions, losses on wash sale transactions, and differing treatments for amortization of premiums and discounts on debt securities.

      The Fund elected to defer to March 1, 2003 post-October losses of $4,511,190.

      The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 2003. This reclassification has no impact on net investment income, realized gain/loss or the net asset value of

GMO INTERNATIONAL BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------
      the Fund and is primarily attributable to foreign currency transactions, the GMO Alpha LIBOR Fund transactions (See Note 1), and redemption in kind transactions. Net losses resulting from redemption in kind transactions were $17,512. The financial highlights exclude these adjustments.

         Distributions in    Accumulated
           Excess of Net         Net
         Investment Income  Realized Gain  Paid-in Capital
         -----------------  -------------  ---------------
            $14,073,087      $(5,578,321)    $(8,494,766)

      Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

      SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
      Security transactions are accounted for on trade date. Interest income is recorded on the accrual basis, and is adjusted for the amortization of premium and discounts. Dividend income is recorded on the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis. Interest income on inflation indexed securities is accrued daily based upon an inflation adjusted principal. Additionally, any increase in the principal or face amount of these securities is recorded as interest income.

      EXPENSES
      The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

      INVESTMENT RISK
      There are certain additional risks involved in investing in foreign securities that are not inherent in investments in domestic securities. These risks may involve adverse political and economic developments, including the possible imposition of capital controls or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times may be more volatile than securities of comparable U.S. companies and U.S. securities markets. The risks described above apply to an even greater extent to investments in emerging markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and developed foreign markets.

GMO INTERNATIONAL BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------

2.    FEES AND OTHER TRANSACTIONS WITH AFFILIATES

      GMO earns a management fee paid monthly at the annual rate of .25% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on the average daily net assets at the annual rate of .15% for Class III shares. The Fund may invest in Class III shares of GMO Emerging Country Debt Fund ("ECDF"). Like the management fee (as described below), the Fund's shareholder service fee will be waived (but not below zero) to the extent of the indirect shareholder service fees paid in connection with the Fund's investment in ECDF. The Fund does not incur any indirect shareholder service fees as a result of the Fund's investment in Alpha LIBOR Fund and SDCF. For the year ended February 28, 2003, the shareholder service fees incurred indirectly by the Fund were 0.006% of the Fund's average daily net assets.

      GMO has entered into a binding agreement effective until at least
      June 30, 2003 to reimburse the Fund to the extent that the Fund's total annual operating expenses (excluding shareholder service fees, fees and expenses of the independent Trustees of the Trust (including legal fees), brokerage commissions and other investment-related costs, hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes), securities lending fees and expenses, interest expense and transfer taxes ("fund expenses")) and the amount of fees and operating expenses (excluding shareholder service fees (ECDF only) and fund expenses, as defined above) incurred indirectly by the Fund through its investment in the underlying funds (including GMO Alpha LIBOR Fund, GMO Short-Duration Collateral Fund, and ECDF) exceed the management fee.

      For the year ended February 28, 2003, indirect operating expenses (excluding shareholder service fees (GMO ECDF only) and investment-related expenses) and indirect investment-related expenses (including, but not limited to, interest expense, foreign audit expense, and investment-related legal expense) incurred by the Fund through its investment in underlying funds were 0.019% and 0.022% of the Fund's average daily net assets, respectively.

      As of February 28, 2003, greater than 10% of the Fund's shares were held by accounts for which the Manager has investment discretion.

      The Fund's portion of the fee paid by the Trust to the independent Trustees during the year ended February 28, 2003, was $3,081. No remuneration is paid to any Trustee or officer who is affiliated with the Manager.

3.    PURCHASES AND SALES OF SECURITIES

      Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2003, aggregated $50,794,294 and $61,984,747, respectively.

GMO INTERNATIONAL BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------

      For the year ended February 28, 2003, the cost of purchases and proceeds from sales of investments exclude the initial transfer of GMO Alpha LIBOR Fund's investments in GMO Short-Duration Collateral Fund of $57,966,912. (See Note 1)

      At February 28, 2003, the cost for U.S. federal income tax purposes and gross unrealized appreciation and depreciation in value of investments were as follows:

                         Gross Unrealized  Gross Unrealized  Net Unrealized
         Aggregate Cost    Appreciation      Depreciation     Depreciation
         --------------  ----------------  ----------------  --------------
          $124,443,518      $3,152,219       $(10,215,861)    $(7,063,642)

4.    PRINCIPAL SHAREHOLDERS

      At February 28, 2003, 73.2% of the outstanding shares of the Fund were held by two shareholders, each holding in excess of 10% of the Fund's outstanding shares. Investment activities of these shareholders may have a material effect on the Fund.

5.    SHARE TRANSACTIONS

      The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                                               Year Ended                  Year Ended
                                                            February 28, 2003          February 28, 2002
                                                        -------------------------  --------------------------
                                                          Shares        Amount        Shares        Amount
         Class III:                                     -----------  ------------  ------------  ------------
         Shares sold                                      1,695,024  $ 17,095,583     2,426,506  $ 22,049,789
         Shares issued to shareholders
           in reinvestment of distributions               1,459,236    13,731,415        49,148       450,690
         Shares repurchased                              (5,748,110)  (58,808,309)  (10,077,404)  (92,805,696)
                                                        -----------  ------------  ------------  ------------
         Net decrease                                    (2,593,850) $(27,981,311)   (7,601,750) $(70,305,217)
                                                        ===========  ============  ============  ============

GMO INTERNATIONAL BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------

6.    FINANCIAL INSTRUMENTS

      A summary of outstanding financial instruments at February 28, 2003 is as follows:

      FORWARD CURRENCY CONTRACTS

                                                                       Net Unrealized
         Settlement                                                     Appreciation
            Date     Deliver/Receive  Units of Currency     Value      (Depreciation)
         ----------  ---------------  -----------------  ------------  --------------

            Buys
           3/25/03   AUD                    29,500,000   $17,867,978     $  502,884
           4/01/03   CAD                    23,000,000    15,419,057        385,663
           3/04/03   CHF                    42,400,000    31,268,437        578,105
           4/29/03   CHF                    29,200,000    21,558,944         25,021
           4/22/03   EUR                    46,700,000    50,247,348       (113,932)
           4/15/03   GBP                     1,400,000     2,199,156        (53,444)
           3/18/03   JPY                 5,900,000,000    49,930,400       (188,245)
                                                                         ----------
                                                                         $1,136,052
                                                                         ==========

           Sales
           3/25/03   AUD                    19,600,000   $11,871,606     $ (381,266)
           4/01/03   CAD                    14,600,000     9,787,749       (211,335)
           3/04/03   CHF                    42,400,000    31,268,437       (233,800)
           4/15/03   GBP                     2,000,000     3,141,652         51,272
           3/18/03   JPY                   950,000,000     8,039,641         (3,107)
                                                                         ----------
                                                                         $ (778,236)
                                                                         ==========

      FORWARD CROSS CURRENCY CONTRACTS

         Settlement                                                      Net Unrealized
            Date     Deliver/Units of Currency  Receive/In Exchange For   Appreciation
         ----------  -------------------------  -----------------------  --------------
           3/11/03         CHF   20,799,350         EUR    14,300,000       $ 67,668
           4/08/03         EUR   23,200,000         SEK   213,412,160         48,947
                                                                            --------
                                                                            $116,615
                                                                            ========

GMO INTERNATIONAL BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------

      FUTURES CONTRACTS

                                                                                          Net Unrealized
         Number of                                                            Contract     Appreciation
         Contracts                  Type                   Expiration Date     Value      (Depreciation)
         ---------  -------------------------------------  ---------------  ------------  --------------

           Buys
              40    Canadian Government Bond 10 Yr.        June 2003        $ 2,865,888     $   4,029
              25    Euro BOBL                              March 2003         3,057,180        65,573
              21    Euro BOBL                              June 2003          2,546,982          (363)
              21    Euro Bund                              March 2003         2,640,685        32,812
             107    Euro Bund                              June 2003         13,353,435          (465)
               9    Japanese Government Bond 10 Yr.        June 2003         10,854,049        11,595
                                                                                            ---------
                                                                                            $ 113,181
                                                                                            ---------

           Sales
              10    Australian Government Bond 10 Yr.      March 2003       $   650,749     $ (19,863)
              29    Australian Government Bond 3 Yr.       March 2003         1,835,335       (20,973)
              51    Swiss Government Bond                  March 2003         4,948,429      (167,841)
               4    U.K. Gilt                              June 2003            765,499         1,045
              73    U.S. Treasury Note 5 Yr.               June 2003          8,300,328       (27,795)
                                                                                            ---------
                                                                                            $(235,427)
                                                                                            =========

      At February 28, 2003, the Fund had sufficient cash and/or securities to cover any commitments or margin requirements of the relevant broker or exchange.

GMO INTERNATIONAL BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------

      WRITTEN OPTIONS TRANSACTIONS

                                                                    Puts                           Calls
                                                        ----------------------------  --------------------------------
                                                        Principal Amount              Principal Amount
                                                          of Contracts                  of Contracts
                                                        (000's omitted)    Premiums   (000's omitted)      Premiums
                                                        ----------------  ----------  ----------------  --------------
         Outstanding, beginning of period                         --      $     --                --     $        --
         Options written                                          --            --            65,300       2,886,232
         Options closed                                           --            --                --              --
         Options exercised                                        --            --           (60,900)     (2,846,153)
         Options expired                                          --            --            (4,400)        (40,079)
         Options sold                                             --            --                --              --
                                                           ---------      ----------    ------------     -----------
         Outstanding, end of period                               --      $     --                --     $        --
                                                           =========      ==========    ============     ===========

      SWAP AGREEMENTS

                                                                                                   Net Unrealized
            Notional        Expiration                                                              Appreciation
             Amount            Date                       Description                              (Depreciation)
         ---------------  ---------------   ---------------------------------------  ------------------------------------------
         CREDIT DEFAULT SWAPS

         100,117,997 EUR        3/31/03     Agreement with Morgan Guaranty Trust                     $  (24,843)
                                            Company dated 5/4/01 to pay .07% per
                                            year times the notional amount. The
                                            Fund receives payment only upon a
                                            default event in Belgium, the notional
                                            amount times the difference between the
                                            par value and the then-market value of
                                            Kingdom of Belgium, 5.75% due 3/28/08.
         INTEREST RATE SWAPS

          20,000,000 EUR        3/21/05     Agreement with UBS AG dated 3/17/00 to                    1,244,286
                                            receive the notional amount multiplied
                                            by 5.222% and to pay the notional
                                            amount multiplied by the 3 month
                                            Floating Rate EURIBOR adjusted by a
                                            specified spread.

GMO INTERNATIONAL BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------

      SWAP AGREEMENTS -- CONTINUED

                                                                                                   Net Unrealized
            Notional        Expiration                                                              Appreciation
             Amount            Date                       Description                              (Depreciation)
         ---------------  ---------------   ---------------------------------------  ------------------------------------------
           7,800,000 SEK        9/25/07     Agreement with Citibank N.A. dated                       $   24,292
                                            9/24/02 to receive the notional amount
                                            multiplied by 4.79% and to pay the
                                            notional amount multiplied by the 3
                                            month Floating Rate Swedish STIBOR
                                            adjusted by a specified spread.
          10,800,000 SEK        9/25/12     Agreement with Citibank N.A. dated                           35,458
                                            9/24/02 to receive the notional amount
                                            multiplied by 5.08% and to pay the
                                            notional amount multiplied by the 3
                                            month Floating Rate Swedish STIBOR
                                            adjusted by a specified spread.
           3,109,769 USD        7/28/24     Agreement with JP Morgan Chase Bank                        (117,245)
                                            dated 9/20/02 to pay $10,000,000 at
                                            expiration date and to receive at
                                            expiration date $3,090,000 plus
                                            interest based upon the 3 month
                                            Floating Rate LIBOR (compounded
                                            quarterly) adjusted by a specified
                                            spread.
           5,000,000 EUR        3/21/30     Agreement with UBS AG dated 3/17/00 to                      998,432
                                            receive the notional amount multiplied
                                            by 5.895% and to pay the notional
                                            amount multiplied by the 3 month
                                            Floating Rate EURIBOR adjusted by a
                                            specified spread.
         TOTAL RETURN SWAPS
          52,000,000 USD        7/24/03     Agreement with Morgan Guaranty Trust                        111,692
                                            Company dated 7/18/01 to receive (pay)
                                            the notional amount multiplied by the
                                            return on the JP Morgan Non-U.S. Traded
                                            Total Return Government Bond Index and
                                            to pay the notional amount multiplied
                                            by the 1 month LIBOR adjusted by a
                                            specified spread.
                                                                                                     ----------
                                                                                                     $2,272,072
                                                                                                     ==========

      See Notes to the Schedule of Investments for definitions of currency abbreviations.

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE TRUSTEES OF GMO TRUST AND THE SHAREHOLDERS OF
GMO INTERNATIONAL BOND FUND

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO International Bond Fund (the "Fund") (a series of GMO Trust) at February 28, 2003, and the results of its operations, the changes in its net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 15, 2003

TRUSTEES AND OFFICERS (UNAUDITED)
The following tables list the Trust's Trustees and officers; their address and age; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information includes additional information about the Trust's trustees and is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

INDEPENDENT TRUSTEES:

                                                                                                   Number of
                                                                                                 Portfolios in
                                                        Term of              Principal               Fund
                                                     Office(1) and         Occupation(s)            Complex           Other
              Name, Address,         Position(s)       Length of            During Past            Overseen       Directorships
                 and Age           Held with Fund     Time Served           Five Years            by Trustee     Held by Trustee
         ------------------------  ---------------  ---------------  -------------------------  ---------------  ---------------
         Jay O. Light              Trustee of the   Since May 1996   Professor of Business            39              *(2)
         c/o GMO Trust             Trust                             Administration and Senior
         40 Rowes Wharf                                              Associate Dean, Harvard
         Boston, MA 02110                                            University.
         Age: 61
         Donald W. Glazer, Esq.    Trustee of the   Since December   Advisory Counsel, Goodwin        39              None
         c/o GMO Trust             Trust            2000             Procter LLP; Secretary
         40 Rowes Wharf                                              and Consultant,
         Boston, MA 02110                                            Provant, Inc. (provider
         Age: 58                                                     of performance
                                                                     improvement training
                                                                     services and products)
                                                                     (1998 - present);
                                                                     Consultant -- Business
                                                                     and Law.

 1 Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.
 2 Mr. Light is a director of Harvard Management Company, Inc. and Security Capital European Realty. Neither of these companies has a class of securities registered pursuant to Section 12 of the Securities Exchange Act or subject to the requirements of Section 15(d) of the Act and neither of these companies is a registered investment company.

INTERESTED TRUSTEES:

                                                                                                   Number of
                                                                                                 Portfolios in
                                                        Term of              Principal               Fund
                                                     Office(1) and         Occupation(s)            Complex           Other
              Name, Address,         Position(s)       Length of            During Past            Overseen       Directorships
                 and Age           Held with Fund     Time Served           Five Years            by Trustee     Held by Trustee
         ------------------------  ---------------  ---------------  -------------------------  ---------------  ---------------

         R. Jeremy Grantham(3)     Chairman of the  Since September  Member, Grantham, Mayo,          39              None
         c/o GMO Trust             Board of         1985. President  Van Otterloo & Co. LLC.
         40 Rowes Wharf            Trustees of the  from February
         Boston, MA 02110          Trust            2002 - October
         Age: 64                                    2002.

 1 Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.
 3 Trustee is deemed to be an "interested person" of the Trust and Grantham, Mayo, Van Otterloo & Co. LLC, as defined by the 1940 Act.

PRINCIPAL OFFICERS:

                                                                  Term of
                                                               Office(4) and                Principal Occupation(s)
                    Name, Address,              Position(s)      Length of                        During Past
                       and Age                 Held with Fund   Time Served                        Five Years
         ------------------------------------  --------------  --------------  --------------------------------------------------
         Scott Eston                           President and   President and   Chief Financial Officer (1997 - present), Chief
         c/o GMO Trust                         Chief           Chief           Operating Officer (2000 - present) and Member,
         40 Rowes Wharf                        Executive       Executive       Grantham, Mayo, Van Otterloo & Co. LLC.
         Boston, MA 02110                      Officer of the  Officer since
         Age: 47                               Trust           October 2002;
                                                               Vice President
                                                               from August
                                                               1998 - October
                                                               2002.
         Susan Randall Harbert                 Chief           Chief           Member, Grantham, Mayo, Van Otterloo & Co. LLC.
         c/o GMO Trust                         Financial       Financial
         40 Rowes Wharf                        Officer and     Officer Since
         Boston, MA 02110                      Treasurer of    February 2000;
         Age: 45                               the Trust       Treasurer
                                                               since February
                                                               1998.
         Brent Arvidson                        Assistant       Since           Senior Fund Administrator, Grantham, Mayo, Van
         c/o GMO Trust                         Treasurer of    September       Otterloo & Co. LLC.
         40 Rowes Wharf                        the Trust       1998.
         Boston, MA 02110
         Age: 33
         William R. Royer, Esq.                Vice President  Vice President  General Counsel, Anti-Money Laundering Reporting
         c/o GMO Trust                         and Clerk of    since February  Officer (July 2002 - February 2003) and Member,
         40 Rowes Wharf                        the Trust       1997; Clerk     Grantham, Mayo, Van Otterloo & Co. LLC.
         Boston, MA 02110                                      since March
         Age: 37                                               2001; May
                                                               1999 - August
                                                               1999.
         Elaine M. Hartnett, Esq.              Vice President  Vice President  Associate General Counsel, Grantham, Mayo, Van
         c/o GMO Trust                         and Secretary   since August    Otterloo & Co. LLC (June 1999 - present);
         40 Rowes Wharf                        of the Trust    1999;           Associate/ Junior Partner, Hale and Dorr LLP
         Boston, MA 02110                                      Secretary       (1991 - 1999).
         Age: 58                                               since March
                                                               2001.
         Julie Perniola                        Vice President  Since February  Anti-Money Laundering Reporting Officer (February
         c/o GMO Trust                         and Anti-       2003.           2003 - present) and Compliance Officer, Grantham,
         40 Rowes Wharf                        Money                           Mayo, Van Otterloo & Co. LLC.
         Boston, MA 02110                      Laundering
         Age: 32                               Compliance
                                               Officer

 4 Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

GMO INTRINSIC VALUE FUND
(A SERIES OF GMO TRUST)
ANNUAL REPORT
FEBRUARY 28, 2003

GMO INTRINSIC VALUE FUND
(A SERIES OF GMO TRUST)
--------------------------------------------------------------------------------

PORTFOLIO MANAGERS

Day-to-day management of the Fund's portfolio is the responsibility of the U.S. Quantitative Division at Grantham, Mayo, Van Otterloo & Co. LLC.

ANALYSIS OF FUND PERFORMANCE

Class III shares of GMO Intrinsic Value Fund returned -21.1% for the fiscal year ended February 28, 2003 as compared to -19.3% for the Russell 1000 Value Index and -22.7% for the S&P 500. Consistent with the Fund's investment objectives and policies, the Fund was invested substantially in common stocks throughout the period.

For the fiscal year, the best performing sectors in the Russell 1000 Value Index were financial services, healthcare, and consumer staples, albeit all still reporting negative absolute returns. Autos and transportation, the weakest performing sector in the index, fell over 31% during the fiscal year. Also posting weak returns were the utilities, technology, and consumer discretionary sectors, falling 27%, 26%, and 23%, respectively.

While there was virtually no difference between small cap and large cap performance this fiscal year, value stocks did continue to outpace growth stocks by 6% to 8% across all market capitalizations.

The Fund's underperformance of the benchmark for the period is attributable to both sector and stock selection. The Fund's overweight position in healthcare added to relative returns, as did the underweight in utilities and overweight in consumer staples. However, these gains were more than offset by the Fund's overweight position in the weak performing autos and transportation sector and its underweight position in financial services. Together, these cost the Fund over 60 basis points in relative performance.

While stock selection was quite strong in both financial and healthcare stocks, overall selection in the Fund was weak this fiscal year. Selection was particularly impaired in the auto and transportation sector and, to a lesser extent, in both the consumer staples and utilities selections.

The Fund incorporates three investment disciplines in the portfolio: price to intrinsic value, which has a 50% weight; price to normalized earnings, with a 30% weight; and momentum, with a 20% weight. Both price momentum and price to normalized earnings, our traditional value measure, had positive impacts to return this fiscal year, but price to intrinsic value had a significant negative impact on the relative performance of the Fund.

OUTLOOK

The portfolio currently maintains overweight positions in healthcare, producer durables, and technology stocks, and underweight positions in integrated oil and materials and processing companies. We believe that our approach of combining value and momentum is well positioned to add value in the current volatile equity market.

THE VIEWS EXPRESSED HEREIN ARE EXCLUSIVELY THOSE OF GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC MANAGEMENT AS OF THE DATE OF THIS REPORT AND ARE SUBJECT TO CHANGE. THEY ARE NOT MEANT AS INVESTMENT ADVICE.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC


         COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
GMO INTRINSIC VALUE FUND CLASS III SHARES AND THE RUSSELL 1000 VALUE INDEX
                         AS OF FEBRUARY 28, 2003                            GMO INTRINSIC VALUE FUND  RUSSELL 1000 VALUE INDEX
8/2/99                                                                                       $10,000                   $10,000
9/30/99                                                                                       $9,290                    $9,287
12/31/99                                                                                      $9,933                    $9,791
3/31/2000                                                                                     $9,923                    $9,838
6/30/2000                                                                                     $9,531                    $9,377
9/30/2000                                                                                    $10,469                   $10,114
12/31/2000                                                                                   $10,993                   $10,478
3/31/2001                                                                                    $10,962                    $9,865
6/30/2001                                                                                    $11,759                   $10,346
9/30/2001                                                                                    $10,545                    $9,213
12/31/2001                                                                                   $11,357                    $9,893
3/31/2002                                                                                    $11,814                   $10,297
6/30/2002                                                                                    $10,616                    $9,420
9/30/2002                                                                                     $8,775                    $7,652
12/31/2002                                                                                    $9,568                    $8,357
2/28/2003                                                                                     $9,008                    $7,937

AVERAGE ANNUAL TOTAL RETURN
                                        SINCE
                                      INCEPTION
                             1 YEAR    8/2/99
Class III                    -21.05%     -2.88%

Performance shown is net of all fees after reimbursement from the manager. Returns and net asset values of fund investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. Past performance is not indicative of future performance. Information is unaudited.

GMO INTRINSIC VALUE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2003

   SHARES      DESCRIPTION                                                VALUE ($)
-------------------------------------------------------------------------------------
               COMMON STOCKS -- 97.4%
               AUTO & TRANSPORTATION -- 4.6%
       26,400  AMR Corp*                                                       61,776
        4,200  ArvinMeritor Inc                                                64,176
        5,300  Autoliv Inc                                                    109,710
       17,100  Burlington Northern Santa Fe Railroad Co                       427,500
        4,200  Continental Airlines Inc, Class B*                              21,420
        3,700  Cooper Tire & Rubber Co                                         51,837
        8,600  Dana Corp                                                       73,616
       16,900  Delta Air Lines Inc                                            141,960
       47,054  Ford Motor Co                                                  391,489
       37,582  General Motors Corp                                          1,269,144
       10,200  Goodyear Tire & Rubber Co                                       40,800
        3,700  Lear Corp*                                                     140,526
        2,500  Navistar International Corp*                                    59,075
                                                                        -------------
                                                                            2,853,029
                                                                        -------------
               CONSUMER DISCRETIONARY -- 8.6%
       12,100  Autonation Inc*                                                160,083
        1,900  Belo Corp, Series A                                             40,945
        6,300  Big Lots Inc*                                                   69,615
        5,400  Blockbuster Inc                                                 82,620
        4,200  Catalina Marketing Corp*                                        76,020
       44,100  Cendant Corp*                                                  542,871
        3,500  Clear Channel Communications Inc*                              127,785
        1,800  Columbia Sportswear Co*                                         64,350
        2,100  Cox Radio Inc, Class A*                                         44,940
        5,400  Dillard's Inc, Class A                                          75,330
       14,600  Eastman Kodak Co                                               432,160
        6,000  Federated Department Stores Inc*                               153,000
        7,600  Fox Entertainment Group Inc, Class A*                          203,148
          700  Gannett Co Inc                                                  50,519
        3,500  Getty Images Inc*                                              102,725
        4,000  Hasbro Inc                                                      48,440
        2,400  Hilton Hotels Corp                                              26,376
       11,400  IKON Office Solutions Inc                                       79,914
        4,400  Jones Apparel Group Inc*                                       124,784
        2,000  Mandalay Resort Group*                                          50,480
        1,500  Manpower Inc                                                    45,555
        7,600  May Department Stores Co                                       149,112

              See accompanying notes to the financial statements.              1

GMO INTRINSIC VALUE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2003

   SHARES      DESCRIPTION                                                VALUE ($)
-------------------------------------------------------------------------------------
               CONSUMER DISCRETIONARY -- CONTINUED
          800  MGM Mirage*                                                     20,496
        1,800  Mohawk Industries Inc*                                          88,884
        1,800  New York Times Co, Class A                                      83,628
        4,600  Newell Rubbermaid Inc                                          129,720
        7,700  Penney (JC) Co Inc                                             152,845
          700  Pier 1 Imports Inc                                              11,179
        4,900  R.R. Donnelley and Sons                                         89,474
       10,400  Saks Inc*                                                       79,976
       18,600  Sears Roebuck & Co                                             405,108
       24,300  Service Corp International*                                     74,601
        7,600  Toys R Us Inc*                                                  61,408
        6,700  Tribune Co                                                     300,495
        3,000  VF Corp                                                        101,550
       12,000  Viacom Inc, Class A*                                           446,520
       11,400  Viacom Inc, Class B*                                           423,282
        1,400  Waste Connections Inc*                                          46,592
        1,600  Whirlpool Corp                                                  78,816
                                                                        -------------
                                                                            5,345,346
                                                                        -------------
               CONSUMER STAPLES -- 5.1%
       42,900  Altria Group Inc                                             1,658,085
       10,500  Coca Cola Enterprises Inc                                      211,890
        7,200  CVS Corp                                                       179,280
        1,100  Hormel Foods Corp                                               23,111
        5,400  PepsiAmericas Inc                                               65,988
       12,800  Rite Aid Corp*                                                  30,720
        5,300  RJ Reynolds Tobacco Holdings                                   211,523
       17,800  Safeway Inc*                                                   354,042
        2,500  Smithfield Foods Inc*                                           46,325
       23,824  Tyson Foods Inc, Class A                                       219,181
        3,900  UST Inc                                                        112,437
        4,900  Winn-Dixie Stores Inc                                           59,780
                                                                        -------------
                                                                            3,172,362
                                                                        -------------
               FINANCIAL SERVICES -- 29.6%
       10,000  AFLAC Corp                                                     312,500
        4,700  Allmerica Financial Corp*                                       66,505
       15,300  Allstate Corp                                                  483,939
        1,800  AMB Property Corp, REIT                                         50,400

2             See accompanying notes to the financial statements.

GMO INTRINSIC VALUE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2003

   SHARES      DESCRIPTION                                                VALUE ($)
-------------------------------------------------------------------------------------
               FINANCIAL SERVICES -- CONTINUED
        5,400  American Express Co                                            181,332
        2,300  American Financial Group Inc                                    45,609
          400  American National Insurance Co                                  31,316
       20,900  Bank of America Corp                                         1,447,116
        4,200  Bank of Hawaii Corp                                            130,620
        7,600  Bank One Corp                                                  273,828
        5,280  Bear Stearns Cos Inc                                           330,739
           90  Berkshire Hathaway Inc, Class B*                               185,850
          309  BOK Financial Corp*                                             10,033
        3,676  Charter One Financial Inc                                      106,273
        7,800  Checkfree Corp*                                                163,644
        3,700  Cigna Corp                                                     158,989
       16,000  Citigroup Inc                                                  533,440
        3,500  CNA Financial Corp*                                             80,465
        6,000  Comerica Inc                                                   245,880
          700  Commerce Group Inc                                              23,814
        7,300  Countrywide Financial Corp                                     389,747
          300  Cullen/Frost Bankers Inc                                         9,348
        1,800  Edwards (AG) Inc                                                48,006
       31,600  Fannie Mae                                                   2,025,560
        7,000  Fidelity National Financial Inc                                229,810
        3,600  First American Financial Corp                                   83,160
       20,984  FleetBoston Financial Corp                                     515,367
       21,600  Freddie Mac                                                  1,180,440
        1,900  GATX Corp                                                       29,336
        2,000  General Growth Properties, REIT                                104,540
        2,800  Global Payments Inc                                             78,232
        2,500  Golden West Financial Corp                                     181,000
        4,600  Greater Bay Bancorp                                             73,646
        3,500  Greenpoint Financial Corp                                      148,680
        1,900  Hospitality Properties Trust, REIT                              58,064
        1,000  Host Marriott Corp, REIT*                                        6,920
        4,600  Hudson City Bancorp Inc                                         87,354
        3,200  Huntington Bancshares Inc                                       61,440
       14,180  J.P. Morgan Chase & Co                                         321,603
        3,900  Janus Capital Group Inc                                         46,137
       16,700  KeyCorp                                                        396,291
        3,200  Lehman Brothers Holdings Inc                                   177,184
        1,900  Lincoln National Corp                                           53,827
       14,100  Loews Corp                                                     616,311

              See accompanying notes to the financial statements.              3

GMO INTRINSIC VALUE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2003

   SHARES      DESCRIPTION                                                VALUE ($)
-------------------------------------------------------------------------------------
               FINANCIAL SERVICES -- CONTINUED
          900  M & T Bank Corp                                                 71,118
        5,400  MGIC Investment Corp                                           213,084
        1,600  Mony Group Inc                                                  34,240
       17,600  Morgan Stanley                                                 648,560
       11,700  National City Corp                                             323,154
        1,600  National Processing Inc*                                        22,800
        4,900  Nationwide Financial Services, Class A                         119,070
        1,800  North Fork Bancorp                                              58,032
        4,700  Old Republic International Corp                                128,310
        5,400  PMI Group Inc                                                  146,340
        6,100  PNC Financial Services Group                                   274,073
          600  Popular Inc                                                     20,334
        6,700  Principal Financial Group                                      184,719
        2,700  Prologis, REIT                                                  66,906
        1,400  Provident Financial Group                                       40,474
       23,600  Providian Financial Corp*                                      143,960
        3,900  Radian Group Inc                                               135,993
        9,700  Regions Financial Corp                                         314,086
        3,200  Ryder System Inc                                                72,608
        3,000  Silicon Valley Bancshares*                                      52,050
        1,900  Simon Property Group Inc, REIT                                  65,816
        3,900  Southtrust Corp                                                105,261
        3,500  Southwest Bancorporation of Texas Inc*                         110,670
       19,700  Sovereign Bancorp Inc                                          267,526
          700  Student Loan Group                                              66,010
        6,200  Torchmark Corp                                                 225,122
        2,600  Union Planters Corp                                             71,552
        3,900  UnionBanCal Corp                                               162,318
       14,600  Unumprovident Corp                                             189,800
       18,100  Wachovia Corp                                                  642,188
       13,300  Washington Mutual Inc                                          459,249
       23,900  Wells Fargo & Co                                             1,083,865
                                                                        -------------
                                                                           18,303,583
                                                                        -------------
               HEALTH CARE -- 9.3%
       10,000  Aetna Inc                                                      421,200
        2,100  Anthem Inc*                                                    125,181
       23,700  Bristol Myers Squibb Co                                        552,210
        2,100  Coventry Health Care Inc*                                       59,493
        8,300  Health Net Inc*                                                208,413

4             See accompanying notes to the financial statements.

GMO INTRINSIC VALUE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2003

   SHARES      DESCRIPTION                                                VALUE ($)
-------------------------------------------------------------------------------------
               HEALTH CARE -- CONTINUED
       56,700  Merck & Co Inc                                               2,990,925
       13,600  Pfizer Inc                                                     405,552
       53,600  Schering Plough Corp                                           965,872
                                                                        -------------
                                                                            5,728,846
                                                                        -------------
               INTEGRATED OILS -- 2.9%
        1,400  Amerada Hess Corp                                               62,342
       13,409  ConocoPhillips                                                 679,836
       16,300  Exxon Mobil Corp                                               554,526
       15,800  Marathon Oil Corp                                              364,822
        3,400  Occidental Petroleum Corp                                      101,660
                                                                        -------------
                                                                            1,763,186
                                                                        -------------
               MATERIALS & PROCESSING -- 3.5%
        1,500  AK Steel Holding Corp*                                           8,235
        6,300  Allegheny Technologies Inc                                      18,837
        1,400  AptarGroup Inc                                                  42,420
        4,000  Ashland Inc                                                    111,240
        1,500  Avery Dennison Corp                                             86,100
        2,100  Dow Chemical Co                                                 57,330
        6,700  Du Pont (E.I.) De Nemours                                      245,689
        2,800  Eastman Chemical Co                                             90,132
        5,000  Energizer Holdings Inc*                                        132,750
        3,700  Engelhard Corp                                                  76,775
       14,900  Hercules Inc*                                                  119,647
       10,200  IMC Global Inc                                                  89,862
        4,400  Lafarge Corp                                                   124,432
        2,800  Lubrizol Corp                                                   81,004
        7,200  Lyondell Chemical Co                                            85,752
        1,900  Owens Illinois Inc*                                             17,100
        3,900  PPG Industries Inc                                             180,960
        3,600  RPM International Inc                                           36,000
        6,400  Sealed Air Corp*                                               232,128
        1,200  Sigma Aldrich Corp                                              52,584
        4,400  Sonoco Products Co                                              91,300
       11,800  United States Steel Corp                                       137,116
        1,400  Valspar Corp                                                    57,316
                                                                        -------------
                                                                            2,174,709
                                                                        -------------

              See accompanying notes to the financial statements.

GMO INTRINSIC VALUE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2003

   SHARES      DESCRIPTION                                                VALUE ($)
-------------------------------------------------------------------------------------
               OTHER -- 2.1%
          500  3 M Co                                                          62,685
        7,000  Brunswick Corp                                                 132,300
        1,600  Carlisle Cos Inc                                                68,176
          800  Eaton Corp                                                      56,760
        3,000  FMC Corp*                                                       46,590
        2,100  Fortune Brands Inc                                              92,064
       20,600  Honeywell International Inc                                    471,534
        1,500  ITT Industries Inc                                              84,345
        1,800  Johnson Controls Inc                                           140,328
        4,000  Textron Inc                                                    144,520
                                                                        -------------
                                                                            1,299,302
                                                                        -------------
               OTHER ENERGY -- 3.1%
        3,900  Apache Corp                                                    254,592
        3,100  Burlington Resources Inc                                       143,685
        9,900  Chesapeake Energy Corp                                          80,388
        2,500  Cooper Cameron Corp*                                           130,000
        4,400  Devon Energy Corp                                              212,080
        3,900  Ensco International Inc                                        109,122
        8,600  Halliburton Co                                                 174,236
        1,600  Helmerich & Payne Inc                                           44,000
        2,400  Nabors Industries Ltd*                                          95,160
        2,500  National-Oilwell Inc*                                           56,250
        4,400  Pioneer Natural Resources Co*                                  115,060
        2,600  Pogo Producing Co                                              103,350
        5,800  Pride International Inc*                                        84,100
        4,600  Rowan Cos Inc                                                   90,298
        6,700  Transocean Inc                                                 152,090
        1,900  Varco International Inc*                                        36,024
          400  Weatherford International Ltd*                                  16,016
        1,900  XTO Energy Inc                                                  47,899
                                                                        -------------
                                                                            1,944,350
                                                                        -------------
               PRODUCER DURABLES -- 6.0%
       11,800  American Power Conversion Corp*                                184,552
       20,000  Boeing Co                                                      551,200
        5,300  Centex Corp                                                    292,984
        4,400  Cooper Industries Ltd                                          166,540
        4,200  Crane Co                                                        72,576

6             See accompanying notes to the financial statements.

GMO INTRINSIC VALUE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2003

   SHARES      DESCRIPTION                                                VALUE ($)
-------------------------------------------------------------------------------------
               PRODUCER DURABLES -- CONTINUED
        2,300  Cummins Inc                                                     55,131
       11,800  DR Horton Inc                                                  216,058
        4,000  Goodrich (BF) Co                                                61,480
          900  Grainger (WW) Inc                                               41,427
        3,200  Hubbell Inc, Class B                                            98,432
        4,900  KB HOME                                                        229,810
        4,600  Lennar Corp                                                    248,354
        1,700  Lockheed Martin Corp                                            77,724
        1,860  Northrop Grumman Corp                                          161,262
        3,000  Pitney Bowes Inc                                                93,120
        5,300  Pulte Corp                                                     269,399
        1,400  Ryland Group Inc                                                57,820
        2,600  Steelcase Inc                                                   23,946
        5,300  Thomas & Betts Corp*                                            80,189
        5,100  Toll Brothers Inc*                                              98,787
       19,000  Tyco International Ltd                                         281,200
        2,100  United Technologies Corp                                       123,018
       26,700  Xerox Corp*                                                    240,300
                                                                        -------------
                                                                            3,725,309
                                                                        -------------
               TECHNOLOGY -- 7.5%
        9,800  3 Com Corp*                                                     41,062
        4,500  Acxiom Corp*                                                    68,670
        4,900  Adaptec Inc*                                                    29,841
        9,300  Arrow Electronics Inc*                                         133,734
        2,300  AVX Corp                                                        21,758
        8,700  BMC Software Inc*                                              168,780
       12,100  Ceridian Corp*                                                 166,980
       22,900  Computer Associates International Inc                          305,715
       18,100  Comverse Technology Inc*                                       184,620
       21,100  Corning Inc*                                                   103,812
       20,000  EMC Corp*                                                      147,800
        5,700  Foundry Networks Inc*                                           50,559
        1,200  Harris Corp                                                     35,952
       33,387  Hewlett-Packard Co                                             529,184
        2,500  Imation Corp*                                                   90,000
       10,700  Ingram Micro Inc, Class A*                                     110,852
        7,400  Keane Inc*                                                      59,274
          800  Macromedia Inc*                                                 12,672
      123,800  Oracle Corp*                                                 1,480,648

              See accompanying notes to the financial statements.              7

GMO INTRINSIC VALUE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2003

   SHARES      DESCRIPTION                                                VALUE ($)
-------------------------------------------------------------------------------------
               TECHNOLOGY -- CONTINUED
        3,300  Perot Systems Corp*                                             33,033
        5,300  Raytheon Co                                                    143,524
        3,000  Reynolds & Reynolds Inc, Class A                                73,350
       12,300  Rockwell Automation                                            283,023
       43,400  Tellabs Inc*                                                   264,306
        8,600  Vishay Intertechnology Inc*                                     86,860
                                                                        -------------
                                                                            4,626,009
                                                                        -------------
               UTILITIES -- 15.1%
        3,500  Ameren Corp                                                    136,465
        6,500  American Electric Power Inc                                    141,570
       49,391  AT & T Corp                                                    915,709
       38,400  Bellsouth Corp                                                 832,128
       14,900  Centerpoint Energy Inc                                          69,285
       10,400  CMS Energy Corp                                                 46,800
        7,890  Comcast Corp, Class A*                                         230,546
        5,300  Consolidated Edison Inc                                        206,700
        6,200  Constellation Energy Group Inc                                 162,564
        2,300  DQE Inc                                                         31,050
        1,800  DTE Energy Co                                                   74,592
       16,800  Edison International*                                          207,648
          600  Energen Corp                                                    18,252
        4,400  Energy East Corp                                                82,808
        5,300  Exelon Corp                                                    260,495
        4,000  FPL Group Inc                                                  224,040
        1,900  Great Plains Energy Inc                                         43,073
        1,600  Keyspan Corp                                                    51,152
        1,600  Nicor Inc                                                       48,144
        4,200  Pepco Holdings Inc                                              75,390
       24,100  PG & E Corp*                                                   307,275
        3,200  Pinnacle West Capital Corp                                      97,728
        5,900  PPL Corp                                                       207,503
        6,200  Public Service Enterprise Group Inc                            214,706
        3,900  Puget Energy Inc                                                78,936
          900  Questar Corp                                                    25,092
       22,300  Qwest Communications International Inc*                         79,834
       69,053  SBC Communications Inc                                       1,436,303
        1,600  SCANA Corp                                                      47,984
        5,100  Sempra Energy                                                  118,320
        7,900  Southern Co                                                    222,859

8             See accompanying notes to the financial statements.

GMO INTRINSIC VALUE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2003

   SHARES/
PAR VALUE ($)  DESCRIPTION                                                VALUE ($)
-------------------------------------------------------------------------------------
               UTILITIES -- CONTINUED
       55,600  Sprint Corp (Fon Group)                                        706,120
        8,300  The AES Corp*                                                   27,556
       53,052  Verizon Communications Inc                                   1,834,538
        4,100  Wisconsin Energy Corp                                           93,685
                                                                        -------------
                                                                            9,356,850
                                                                        -------------

               TOTAL COMMON STOCKS (COST $71,166,566)                      60,292,881
                                                                        -------------
               RIGHTS AND WARRANTS -- 0.0%
               TECHNOLOGY -- 0.0%
          800  Seagate Technology Inc Rights(a)                                     8
                                                                        -------------

               TOTAL RIGHTS AND WARRANTS (COST $0)                                  8
                                                                        -------------
               SHORT-TERM INVESTMENTS -- 6.0%
               CASH EQUIVALENTS -- 2.4%
      632,921  Dreyfus Money Market Fund(b)                                   632,921
$     447,248  Harris Trust & Savings Bank Eurodollar Time Deposit,
                 1.26%, due 3/24/03(b)                                        447,248
      368,980  Merrimac Money Market Fund(b)                                  368,980
                                                                        -------------
                                                                            1,449,149
                                                                        -------------
               U.S. GOVERNMENT -- 0.1%
$      75,000  U.S. Treasury Bill, 1.14%, due 4/24/03(c)                       74,862
                                                                        -------------

              See accompanying notes to the financial statements.

GMO INTRINSIC VALUE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2003

PAR VALUE ($)  DESCRIPTION                                                VALUE ($)
-------------------------------------------------------------------------------------
               REPURCHASE AGREEMENT -- 3.5%
$   2,180,775  Salomon Smith Barney Inc. Repurchase Agreement, dated
               2/28/02, due 3/03/03, with a maturity value of
               $2,180,840, and an effective yield of .36%,
               collateralized by a U.S. Treasury Bond with a rate of
               3.625%, maturity date of 3/31/04, and a market value,
               including accrued interest of $2,346,469.                    2,180,775
                                                                        -------------

               TOTAL SHORT-TERM INVESTMENTS (COST $3,704,786)               3,704,786
                                                                        -------------
               TOTAL INVESTMENTS -- 103.4%
               (Cost $74,871,352)                                          63,997,675

               Other Assets and Liabilities (net) -- (3.4%)                (2,074,504)
                                                                        -------------
               TOTAL NET ASSETS -- 100.0%                               $  61,923,171
                                                                        =============

               NOTES TO THE SCHEDULE OF INVESTMENTS:

REIT -- Real Estate Investment Trust

*    Non-income producing security.

(a) Security valued at fair value using methods determined in good faith by or at the direction of the Trustees (Note 1).

(b)  Represents investment of security lending collateral (Note 1).

(c) All or a portion of this security has been segregated to cover margin requirements on open financial futures contracts (Note 6).

10            See accompanying notes to the financial statements.

GMO INTRINSIC VALUE FUND
(A SERIES OF GMO TRUST)
STATEMENT OF ASSETS AND LIABILITIES -- FEBRUARY 28, 2003
--------------------------------------------------------------------------------

ASSETS:
   Investments, at value, including securities on loan of
    $1,364,721 (cost $74,871,352) (Note 1)                    $63,997,675
   Receivable for investments sold                              1,059,995
   Dividends and interest receivable                              127,582
   Receivable for variation margin on open futures contracts
    (Notes 1 and 6)                                                 2,700
   Receivable for expenses reimbursed by Manager (Note 2)           4,676
                                                              -----------

      Total assets                                             65,192,628
                                                              -----------

LIABILITIES:
   Payable for investments purchased                            1,762,803
   Payable upon return of securities loaned (Note 1)            1,449,149
   Payable to affiliate for (Note 2):
      Management fee                                               15,787
      Shareholder service fee                                       7,176
   Accrued expenses                                                34,542
                                                              -----------

      Total liabilities                                         3,269,457
                                                              -----------
NET ASSETS                                                    $61,923,171
                                                              ===========

NET ASSETS CONSIST OF:
   Paid-in capital                                            $74,454,542
   Accumulated undistributed net investment income                171,441
   Accumulated net realized loss                               (1,842,204)
   Net unrealized depreciation                                (10,860,608)
                                                              -----------
                                                              $61,923,171
                                                              ===========

NET ASSETS ATTRIBUTABLE TO:
   Class III shares                                           $61,923,171
                                                              ===========

SHARES OUTSTANDING:
   Class III                                                    7,692,756
                                                              ===========

NET ASSET VALUE PER SHARE:
   Class III                                                  $      8.05
                                                              ===========

              See accompanying notes to the financial statements.             11

GMO INTRINSIC VALUE FUND
(A SERIES OF GMO TRUST)
STATEMENT OF OPERATIONS -- YEAR ENDED FEBRUARY 28, 2003
--------------------------------------------------------------------------------

INVESTMENT INCOME:
   Dividends                                                  $  1,041,022
   Interest (including securities lending income of $5,154)         19,028
                                                              ------------

      Total income                                               1,060,050
                                                              ------------
EXPENSES:
   Management fee (Note 2)                                         171,478
   Audit fees                                                       37,808
   Custodian and transfer agent fees                                32,110
   Legal fees                                                        3,582
   Registration fees                                                 3,198
   Trustees fees and related expenses (Note 2)                       1,910
   Miscellaneous                                                     1,832
   Fees reimbursed by Manager (Note 2)                             (78,124)
                                                              ------------
                                                                   173,794
   Shareholder service fee (Note 2) - Class III                     77,945
                                                              ------------
      Net expenses                                                 251,739
                                                              ------------

            Net investment income                                  808,311
                                                              ------------

REALIZED AND UNREALIZED GAIN (LOSS):
   Net realized gain (loss) on:
      Investments                                                 (671,035)
      Closed futures contracts                                     124,985
                                                              ------------

         Net realized loss                                        (546,050)
                                                              ------------
   Change in net unrealized appreciation (depreciation) on:
      Investments                                              (11,875,844)
      Open futures contracts                                        17,655
                                                              ------------

         Net unrealized loss                                   (11,858,189)
                                                              ------------

      Net realized and unrealized loss                         (12,404,239)
                                                              ------------

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS          $(11,595,928)
                                                              ============

12            See accompanying notes to the financial statements.

GMO INTRINSIC VALUE FUND
(A SERIES OF GMO TRUST)
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                            YEAR ENDED         YEAR ENDED
                                                         FEBRUARY 28, 2003  FEBRUARY 28, 2002
                                                         -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
   Net investment income                                   $    808,311        $ 1,572,950
   Net realized gain (loss)                                    (546,050)         2,676,637
   Change in net unrealized appreciation (depreciation)     (11,858,189)        (2,302,982)
                                                           ------------        -----------

   Net increase (decrease) in net assets from
    operations                                              (11,595,928)         1,946,605
                                                           ------------        -----------

Distributions to shareholders from:
   Net investment income
      Class III                                                (856,517)        (1,733,415)
                                                           ------------        -----------
      Total distributions from net investment income           (856,517)        (1,733,415)
                                                           ------------        -----------

   Net realized gains
      Class III                                              (1,978,445)        (1,287,553)
                                                           ------------        -----------
      Total distributions from net realized gains            (1,978,445)        (1,287,553)
                                                           ------------        -----------

                                                             (2,834,962)        (3,020,968)
                                                           ------------        -----------
   Net share transactions (Note 5):
      Class III                                             (21,268,403)        47,832,361
                                                           ------------        -----------
   Increase (decrease) in net assets resulting from net
    share transactions                                      (21,268,403)        47,832,361
                                                           ------------        -----------

      Total increase (decrease) in net assets               (35,699,293)        46,757,998
NET ASSETS:
   Beginning of period                                       97,622,464         50,864,466
                                                           ------------        -----------
   End of period (including accumulated undistributed
    net investment income of $171,441 and $238,650,
    respectively)                                          $ 61,923,171        $97,622,464
                                                           ============        ===========

              See accompanying notes to the financial statements.             13

GMO INTRINSIC VALUE FUND
(A SERIES OF GMO TRUST)
FINANCIAL HIGHLIGHTS
(FOR A CLASS III SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------

                                                    YEAR ENDED FEBRUARY 28/29,
                                               ------------------------------------
                                                2003     2002     2001      2000*
                                               -------  -------  -------  ---------
NET ASSET VALUE, BEGINNING OF PERIOD           $ 10.73  $ 10.84  $  8.79   $ 10.00
                                               -------  -------  -------   -------

Income from investment operations:
   Net investment income                          0.15+    0.18+    0.20      0.11+
   Net realized and unrealized gain (loss)       (2.36)    0.05     2.06     (1.24)
                                               -------  -------  -------   -------

      Total from investment operations           (2.21)    0.23     2.26     (1.13)
                                               -------  -------  -------   -------

Less distributions to shareholders:
   From net investment income                    (0.15)   (0.20)   (0.14)    (0.08)
   From net realized gains                       (0.32)   (0.14)   (0.07)       --
                                               -------  -------  -------   -------

      Total distributions                        (0.47)   (0.34)   (0.21)    (0.08)
                                               -------  -------  -------   -------
NET ASSET VALUE, END OF PERIOD                 $  8.05  $ 10.73  $ 10.84   $  8.79
                                               =======  =======  =======   =======
TOTAL RETURN(a)                                 (21.05)%    2.16%   26.00%   (11.36)%++

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)           $61,923  $97,622  $50,864   $38,650
   Net expenses to average daily net assets       0.48%    0.48%    0.48%     0.48%**
   Net investment income to average daily net
     assets                                       1.56%    1.67%    2.04%     1.94%**
   Portfolio turnover rate                         114%      61%      89%       26%
   Fees and expenses reimbursed by the
     Manager to average daily net assets:         0.15%    0.09%    0.17%     0.25%**

(a) The total return would have been lower had certain expenses not been reimbursed during the periods shown.
* Period from August 2, 1999 (commencement of operations) through February 29, 2000.
**   Annualized
+    Computed using average shares outstanding throughout the period.
++   Not annualized.

14            See accompanying notes to the financial statements.

GMO INTRINSIC VALUE FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS
FEBRUARY 28, 2003
--------------------------------------------------------------------------------

1.    SIGNIFICANT ACCOUNTING POLICIES

      GMO Intrinsic Value Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts Business Trust under the laws of the Commonwealth of Massachusetts on June 25, 1985. The Declaration of Trust permits the Trustees to create an unlimited number of series ("Funds"), each of which issues a separate series of shares, and to subdivide a series of shares into classes.

      The Fund seeks long-term capital growth through investment in equity securities. The Fund's benchmark is the Russell 1000 Value Index.

      The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      PORTFOLIO VALUATION
      Portfolio securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair value. Shares of mutual funds are valued at their net asset value as reported on each business day. Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction. A security's value may be deemed unreliable if, for example, the Manager becomes aware of information or events occurring after the close of a foreign market that would materially affect that security's value.

      FUTURES CONTRACTS
      The Fund may purchase and sell futures contracts to manage its exposure to the financial markets. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. Upon entering into a futures contract, the Fund is required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. government and

GMO INTRINSIC VALUE FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------
      agency obligations in accordance with the initial margin requirements of the broker or exchange. In addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contracts. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is liquidated on the following business day. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Losses may arise from the changes in the value of the underlying instrument, if there is an illiquid secondary market for the contracts, or if counterparties do not perform under the contract terms. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. See Note 6 for all open futures contracts as of February 28, 2003.

      SWAP AGREEMENTS
      The Fund may enter into swap agreements to manage its exposure to the financial markets. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into total return swap agreements, which involve a commitment by one party in the agreement to pay interest in exchange for a market linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. The Fund may also enter into contracts for differences in which the Fund agrees with the counterparty that its return will be based on the relative performance of two different groups or "baskets" of securities, adjusted by an interest rate payment. To the extent that the relative performance of the two baskets of securities exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. In connection with these agreements, cash or securities may be set aside as collateral by the Fund's custodian in accordance with the terms of the swap agreement. The Fund earns interest on cash set aside as collateral. Swaps are marked to market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. These financial instruments are not actively traded on financial markets. The values assigned to these instruments are based upon the best available information and because of the uncertainty of the valuation, these values may differ significantly from the values that would have been realized had a ready market for these instruments existed, and the differences could be material. Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the

GMO INTRINSIC VALUE FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------
      agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, or that there may be unfavorable changes in the price of the security or index underlying these transactions. At February 28, 2003, the Fund had no open swap contracts.

      REPURCHASE AGREEMENTS
      The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Fund and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters insolvency proceedings, recovery of cash by the Fund may be delayed or limited.

      SECURITY LENDING
      The Fund may lend its securities to certain qualified brokers. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of loss with respect to the investment of collateral, the risk of delay in recovery or loss of rights in the collateral should the borrower of the securities fail financially. The Fund receives compensation for lending its securities. At February 28, 2003, the Fund loaned securities having a market value of $1,364,721 collateralized by cash in the amount of $1,449,149 which was invested in short-term instruments.

      TAXES AND DISTRIBUTIONS
      The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary. Taxes on foreign dividend income are withheld in accordance with the applicable country's tax treaty with the United States.

      The Fund's policy is to declare and pay distributions from net investment income quarterly, and from net realized short-term and long-term capital gains at least annually. All distributions will be paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

GMO INTRINSIC VALUE FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------

      Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from U.S. GAAP. For the years ended February 28, 2002 and February 28, 2003, the tax basis of the distributions paid was as follows: ordinary income -- $1,733,415 and $1,451,043, respectively and long-term capital gains -- $1,287,553 and $1,383,919, respectively.

      As of February 28, 2003, the components of distributable earnings on a tax basis consisted of $171,441 of undistributed ordinary income. The temporary difference between book and tax basis distributable earnings are primarily due to wash sale transactions. The Fund elected to defer to March 1, 2003 post-October losses of $613,388.

      The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 2003. This reclassification has no impact on net investment income, realized gain/loss or the net asset value of the Fund and is primarily attributable to certain differences in the computation of distributable income and capital gains under U.S. federal tax rules versus U.S. GAAP. The financial highlights exclude these adjustments.

            Accumulated
         Undistributed Net  Accumulated Net
         Investment Income   Realized Loss
         -----------------  ---------------
             $(19,003)          $19,003

      Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

      SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
      Security transactions are accounted for on trade date. Dividend income, net of applicable foreign withholding taxes, is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and discounts. Non-cash dividends, if any, are recorded at the fair market value of the securities received. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis. Dividends representing a return of capital are reflected as a reduction of cost, when the amount of the return of capital is conclusively determined.

      EXPENSES
      The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

GMO INTRINSIC VALUE FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------

2.    FEES AND OTHER TRANSACTIONS WITH AFFILIATES

      GMO earns a management fee paid monthly at the annual rate of .33% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on the average daily net assets at the annual rate of .15% for Class III shares.

      GMO has entered into a binding agreement effective until at least
      June 30, 2003 to reimburse the Fund to the extent that the Fund's total annual operating expenses (excluding shareholder service fees, fees and expenses of the independent Trustees of the Trust (including legal fees), brokerage commissions and other investment-related costs, hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes), securities lending fees and expenses, interest expense and transfer taxes) exceed the management fee.

      As of February 28, 2003, greater than 10% of the Fund's shares were held by accounts for which the Manager has investment discretion.

      The Fund's portion of the fee paid by the Trust to the independent Trustees during the year ended February 28, 2003 was $1,631. No remuneration is paid to any Trustee or officer who is affiliated with the Manager.

3.    PURCHASES AND SALES OF SECURITIES

      Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2003, aggregated $59,340,991 and $79,680,783, respectively.

      At February 28, 2003, the cost for U.S. federal income tax purposes and gross unrealized appreciation and depreciation in value of investments were as follows:

                         Gross Unrealized  Gross Unrealized  Net Unrealized
         Aggregate Cost    Appreciation      Depreciation     Depreciation
         --------------  ----------------  ----------------  --------------
          $76,087,096        $737,226        $(12,826,647)    $(12,089,421)

4.    PRINCIPAL SHAREHOLDERS

      At February 28, 2003, 87.6% of the outstanding shares of the Fund were held by two shareholders, each holding in excess of 10% of the Fund's shares outstanding. Investment activities of these shareholders may have a material effect on the Fund.

GMO INTRINSIC VALUE FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------

5.    SHARE TRANSACTIONS

      The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                                               Year Ended               Year Ended
                                                           February 28, 2003        February 28, 2002
                                                        ------------------------  ----------------------
                                                          Shares       Amount      Shares      Amount
         Class III:                                     ----------  ------------  ---------  -----------
         Shares sold                                     3,468,670  $ 30,846,300  4,322,392  $46,854,135
         Shares issued to shareholders in reinvestment
           of distributions                                213,208     2,062,934    129,480    1,378,226
         Shares repurchased                             (5,090,081)  (54,177,637)   (41,624)    (400,000)
                                                        ----------  ------------  ---------  -----------
         Net increase (decrease)                        (1,408,203) $(21,268,403) 4,410,248  $47,832,361
                                                        ==========  ============  =========  ===========

6.    FINANCIAL INSTRUMENTS

      A summary of outstanding financial instruments at February 28, 2003 is as follows:

      FUTURES CONTRACTS

         Number of                                                                  Contract   Net Unrealized
         Contracts                      Type                       Expiration Date    Value     Appreciation
         ---------  ---------------------------------------------  ---------------  ---------  --------------
           Buys
             4      S&P 500                                            March 2003   $840,900      $13,069
                                                                                                  =======

      At February 28, 2003 the Fund had sufficient cash and/or securities to cover any commitments or margin requirements of the relevant broker or exchange.

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE TRUSTEES OF GMO TRUST AND THE SHAREHOLDERS OF
GMO INTRINSIC VALUE FUND

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Intrinsic Value Fund (the "Fund") (a series of the GMO Trust) at February 28, 2003, and the results of its operations, the changes in its net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 15, 2003

GMO INTRINSIC VALUE FUND
(A SERIES OF GMO TRUST)
FEDERAL TAX INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

      For the fiscal year ended February 28, 2003, all of the Fund's distributions are from investment company taxable income, except that the Fund has designated 48.82% of the distributions as net capital gain dividends.

TRUSTEES AND OFFICERS (UNAUDITED)
The following tables list the Trust's Trustees and officers; their address and age; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information includes additional information about the Trust's trustees and is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

INDEPENDENT TRUSTEES:

                                                                                            Number of
                                                                                          Portfolios in
                                                 Term of              Principal               Fund
                                              Office(1) and         Occupation(s)            Complex           Other
       Name, Address,         Position(s)       Length of            During Past            Overseen       Directorships
          and Age           Held with Fund     Time Served           Five Years            by Trustee     Held by Trustee
  ------------------------  ---------------  ---------------  -------------------------  ---------------  ---------------
  Jay O. Light              Trustee of the   Since May 1996   Professor of Business            39         *(2)
  c/o GMO Trust             Trust                             Administration and Senior
  40 Rowes Wharf                                              Associate Dean, Harvard
  Boston, MA 02110                                            University.
  Age: 61
  Donald W. Glazer, Esq.    Trustee of the   Since December   Advisory Counsel, Goodwin        39         None
  c/o GMO Trust             Trust            2000             Procter LLP; Secretary
  40 Rowes Wharf                                              and Consultant,
  Boston, MA 02110                                            Provant, Inc. (provider
  Age: 58                                                     of performance
                                                              improvement training
                                                              services and products)
                                                              (1998 - present);
                                                              Consultant -- Business
                                                              and Law.

 1 Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.
 2 Mr. Light is a director of Harvard Management Company, Inc. and Security Capital European Realty. Neither of these companies has a class of securities registered pursuant to Section 12 of the Securities Exchange Act or subject to the requirements of Section 15(d) of the Act and neither of these companies is a registered investment company.

INTERESTED TRUSTEES:

                                                                                            Number of
                                                                                          Portfolios in
                                                 Term of              Principal               Fund
                                              Office(1) and         Occupation(s)            Complex           Other
       Name, Address,         Position(s)       Length of            During Past            Overseen       Directorships
          and Age           Held with Fund     Time Served           Five Years            by Trustee     Held by Trustee
  ------------------------  ---------------  ---------------  -------------------------  ---------------  ---------------

  R. Jeremy Grantham(3)     Chairman of the  Since September  Member, Grantham, Mayo,          39         None
  c/o GMO Trust             Board of         1985. President  Van Otterloo & Co. LLC.
  40 Rowes Wharf            Trustees of the  from February
  Boston, MA 02110          Trust            2002 - October
  Age: 64                                    2002.

 1 Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.
 3 Trustee is deemed to be an "interested person" of the Trust and Grantham, Mayo, Van Otterloo & Co. LLC, as defined by the 1940 Act.

PRINCIPAL OFFICERS:

                                                                                                       Principal Occupation(s)
              Name, Address,                 Position(s)             Term of Office(4) and Length            During Past
                  and Age                   Held with Fund                  of Time Served                    Five Years
         -------------------------  ------------------------------  ------------------------------  ------------------------------
         Scott Eston                President and Chief Executive   President and Chief Executive   Chief Financial Officer
         c/o GMO Trust              Officer of the Trust            Officer since October 2002;     (1997 - present), Chief
         40 Rowes Wharf                                             Vice President from August      Operating Officer (2000 -
         Boston, MA 02110                                           1998 - October 2002.            present) and Member, Grantham,
         Age: 47                                                                                    Mayo, Van Otterloo & Co. LLC.
         Susan Randall Harbert      Chief Financial Officer and     Chief Financial Officer Since   Member, Grantham, Mayo, Van
         c/o GMO Trust              Treasurer of the Trust          February 2000; Treasurer since  Otterloo & Co. LLC.
         40 Rowes Wharf                                             February 1998.
         Boston, MA 02110
         Age: 45
         Brent Arvidson             Assistant Treasurer of the      Since September 1998.           Senior Fund Administrator,
         c/o GMO Trust              Trust                                                           Grantham, Mayo, Van
         40 Rowes Wharf                                                                             Otterloo & Co. LLC.
         Boston, MA 02110
         Age: 33
         William R. Royer, Esq.     Vice President and Clerk of     Vice President since February   General Counsel, Anti- Money
         c/o GMO Trust              the Trust                       1997; Clerk since March 2001;   Laundering Reporting Officer
         40 Rowes Wharf                                             May 1999 - August 1999.         (July 2002 - February 2003)
         Boston, MA 02110                                                                           and Member, Grantham, Mayo,
         Age: 37                                                                                    Van Otterloo & Co. LLC.
         Elaine M. Hartnett, Esq.   Vice President and Secretary    Vice President since August     Associate General Counsel,
         c/o GMO Trust              of the Trust                    1999; Secretary since March     Grantham, Mayo, Van
         40 Rowes Wharf                                             2001.                           Otterloo & Co. LLC (June
         Boston, MA 02110                                                                           1999 - present); Associate/
         Age: 58                                                                                    Junior Partner, Hale and Dorr
                                                                                                    LLP (1991 - 1999).
         Julie Perniola             Vice President and Anti- Money  Since February 2003.            Anti-Money Laundering
         c/o GMO Trust              Laundering Compliance Officer                                   Reporting Officer (February
         40 Rowes Wharf                                                                             2003 - present) and Compliance
         Boston, MA 02110                                                                           Officer, Grantham, Mayo, Van
         Age: 32                                                                                    Otterloo & Co. LLC.

 4 Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

GMO REAL ESTATE FUND (FORMERLY GMO REIT FUND)
(A SERIES OF GMO TRUST)
ANNUAL REPORT
FEBRUARY 28, 2003

GMO REAL ESTATE FUND
(A SERIES OF GMO TRUST)
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT

Day-to-day management of the Fund's portfolio is the responsibility of the U.S. Active Division at Grantham, Mayo, Van Otterloo & Co. LLC.

MANAGEMENT DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

The Class III shares of the GMO Real Estate Fund declined 2.2% during the fiscal year ended February 28, 2003. The Morgan Stanley REIT Index returned +0.8%, while the S&P 500 returned -22.7% during the same period.

For the third consecutive year, REITs outperformed the S&P 500 index by more than 20%, as investors continued to seek asset classes with better risk/return characteristics. Although absolute returns lagged the outstanding results delivered in the prior two years, REIT relative performance remained outstanding versus U.S. equities.

The continuing resiliency of consumer spending and the beneficial effect of historically low interest rates combined to drive the outperformance of outlet, regional mall, and shopping center shares, as these sectors returned +45.1%, +22.5%, and +19.1%, respectively. In addition, industrial sector performance significantly exceeded the benchmark, delivering +13.5% for the year.

On the negative side, hotel shares continued to lag the market due to weak demand, declining 31.0%. Hurt by declining occupancy rates and pricing weakness, central business district office and apartment shares endured continuing weakness, falling 9.1% and 5.8%, respectively.

The GMO Real Estate Fund lagged the index due to poor stock selection. Office-CBD stock selection subtracted 1.0%, while hotel selection subtracted 0.5%. The top three contributors to relative returns were General Growth Properties (+0.2%), CBL & Associates (+0.2%), and Developers Diversified Realty (+0.2%), while Trizec Properties (-1.2%), Starwood Hotels & Resorts (-1.0%), and Apartment Investment & Management (-0.3%) were the largest detractors.

Sector selection was slightly positive for the year. Cash balances added 1.7%, and our underweightings in apartment and storage shares each added 0.3%. Underweighting shopping mall shares subtracted 1.0% from performance.

OUTLOOK

Industry earnings will likely be flat year-over-year due to deteriorating fundamentals -- the first time in several years that we expect REIT industry fundamentals to lag the broader market. While valuation levels remain subdued compared to the broader market, increased attention to potential dividend cuts will likely cause wide dispersion in individual security and sector returns. The overall industry yield remains attractive as compared to anemic nominal growth trends.

THE VIEWS EXPRESSED HEREIN ARE EXCLUSIVELY THOSE OF GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC MANAGEMENT AS OF THE DATE OF THIS REPORT AND ARE SUBJECT TO CHANGE. THEY ARE NOT MEANT AS INVESTMENT ADVICE.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

  COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
GMO REAL ESTATE FUND CLASS III SHARES AND THE MORGAN STANLEY
REIT INDEX
AS OF FEBRUARY 28, 2003
                                                              GMO Real Estate Fund  Morgan Stanley REIT Index  S&P 500 Index
5/31/96                                                                    $10,000                    $10,000        $10,000
6/30/96                                                                    $10,140                    $10,187        $10,038
9/30/96                                                                    $10,840                    $10,849        $10,348
12/31/96                                                                   $12,808                    $13,015        $11,211
3/31/97                                                                    $12,940                    $13,044        $11,512
6/30/97                                                                    $13,551                    $13,687        $13,521
9/30/97                                                                    $15,113                    $15,283        $14,534
12/31/97                                                                   $15,287                    $15,433        $14,951
3/31/98                                                                    $15,014                    $15,322        $17,037
6/30/98                                                                    $14,184                    $14,649        $17,600
9/30/98                                                                    $11,876                    $13,099        $15,849
12/31/98                                                                   $11,563                    $12,824        $19,224
3/31/99                                                                    $11,131                    $12,205        $20,182
6/30/99                                                                    $12,365                    $13,415        $21,605
9/30/99                                                                    $11,049                    $12,332        $20,256
12/31/99                                                                   $11,024                    $12,241        $23,269
3/31/2000                                                                  $11,297                    $12,566        $23,803
6/30/2000                                                                  $12,662                    $13,869        $23,171
9/30/2000                                                                  $13,630                    $14,953        $22,946
12/31/2000                                                                 $14,202                    $15,523        $21,151
3/31/2001                                                                  $14,093                    $15,448        $18,643
6/30/2001                                                                  $15,674                    $17,135        $19,734
9/30/2001                                                                  $15,023                    $16,690        $16,838
12/31/2001                                                                 $15,581                    $17,515        $18,637
3/31/2002                                                                  $16,998                    $18,968        $18,688
6/30/2002                                                                  $17,699                    $19,887        $16,184
9/30/2002                                                                  $15,966                    $18,119        $13,388
12/31/2002                                                                 $15,920                    $18,153        $14,518
2/28/2003                                                                  $15,637                    $17,969        $13,926

AVERAGE ANNUAL TOTAL RETURN
                                                 Since
                             1 Year  5 Year  Inception
                                               5/31/96
Class III                    -2.16%   1.26%      6.85%

Performance shown is net of all fees after reimbursement from the manager. Returns and net asset values of fund investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. Past performance is not indicative of future performance. Information is unaudited.

GMO REAL ESTATE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2003

    SHARES      DESCRIPTION                                                VALUE ($)
--------------------------------------------------------------------------------------
                REAL ESTATE INVESTMENTS -- 95.4%
                COMMON STOCKS -- 1.0%
                LODGING -- 1.0%
        59,500  Starwood Hotels and Resorts Worldwide Inc                    1,345,295
                                                                         -------------

                TOTAL COMMON STOCKS (COST $1,382,247)                        1,345,295
                                                                         -------------
                REAL ESTATE INVESTMENT TRUSTS -- 94.4%
                APARTMENTS -- 17.3%
        25,600  Amli Residential Properties Trust                              517,120
        46,700  Apartment Investment & Management Co, Class A                1,717,159
       207,100  Archstone-Smith Trust                                        4,566,555
        21,300  Associated Estates Realty Corp                                 120,345
        73,000  Avalonbay Communities Inc                                    2,679,830
        59,900  BRE Properties Inc                                           1,791,010
        25,500  Camden Property Trust                                          813,450
        37,300  Cornerstone Realty Income Trust                                267,814
       245,600  Equity Residential Properties Trust                          5,963,168
        22,700  Essex Property Trust Inc                                     1,156,565
        22,800  Gables Residential Trust                                       581,856
        22,000  Home Properties of NY Inc                                      698,500
        24,200  Investors Real Estate Trust                                    229,682
        15,200  Mid America Apartment Community                                354,312
        49,400  Post Properties                                              1,153,984
        36,500  Summit Properties Inc                                          647,875
        19,000  Town & Country Trust                                           381,900
        65,700  United Dominion Realty Trust Inc                             1,022,949
                                                                         -------------
                                                                            24,664,074
                                                                         -------------
                DIVERSIFIED -- 6.4%
        19,300  Colonial Properties Trust                                      617,986
         8,600  Corrections Corporation of America*                            148,608
        33,300  Cousins Properties Inc                                         821,844
        62,000  Crescent Real Estate Equities                                  914,500
        22,600  Glenborough Realty Trust Inc                                   366,120
        15,400  Pennsylvania Real Estate                                       398,860
       140,800  Vornado Realty Trust                                         4,928,000
        36,900  Washington Realty Trust                                        926,559
                                                                         -------------
                                                                             9,122,477
                                                                         -------------

              See accompanying notes to the financial statements.

GMO REAL ESTATE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2003

    SHARES      DESCRIPTION                                                VALUE ($)
--------------------------------------------------------------------------------------
                HEALTH CARE -- 4.8%
        38,200  Health Care Inc                                                984,032
        51,300  Health Care Property Investors Inc                           1,813,455
        44,700  Healthcare Realty Trust Inc                                  1,254,729
        58,200  Nationwide Health Properties                                   754,272
        84,400  Senior Housing Properties Trust                                973,976
        14,200  Universal Health Realty Income                                 374,312
        59,200  Ventas Inc                                                     710,400
                                                                         -------------
                                                                             6,865,176
                                                                         -------------
                HOTELS -- 3.2%
        11,700  Boykin Lodging Co                                               92,430
        23,200  Equity Inns Inc                                                126,440
        33,700  Felcor Lodging Trust Inc                                       231,519
        80,300  Hospitality Properties Trust                                 2,453,968
       143,800  Host Marriott Corp*                                            995,096
        25,400  Innkeepers USA Trust                                           177,546
        13,300  Lasalle Hotel Properties                                       160,930
        27,100  Meristar Hospitality Corp                                       72,357
        17,500  RFS Hotel Investors Inc                                        168,175
        10,000  Winston Hotels Inc                                              71,800
                                                                         -------------
                                                                             4,550,261
                                                                         -------------
                INDUSTRIAL -- 6.7%
        68,400  AMB Property Corp                                            1,915,200
        17,300  Centerpoint Properties Corp                                    976,239
        13,200  Eastgroup Properties Inc                                       336,468
        50,100  First Industrial Realty Trust                                1,407,810
        18,500  Keystone Property Trust                                        307,100
       183,900  Prologis                                                     4,557,042
                                                                         -------------
                                                                             9,499,859
                                                                         -------------
                MANUFACTURED HOUSING -- 1.0%
        18,400  Chateau Communities Inc                                        379,592
        18,700  Manufactured Home Communities                                  543,048
        15,500  Sun Communities Inc                                            542,500
                                                                         -------------
                                                                             1,465,140
                                                                         -------------

              See accompanying notes to the financial statements.
2

GMO REAL ESTATE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2003

    SHARES      DESCRIPTION                                                VALUE ($)
--------------------------------------------------------------------------------------
                OFFICE CENTRAL BUSINESS DISTRICT -- 11.5%
        91,900  Boston Properties Inc                                        3,418,680
       489,400  Equity Office Properties Trust                              12,004,982
        24,100  SL Green Realty Corp                                           709,745
        21,500  Trizec Properties Inc                                          185,115
                                                                         -------------
                                                                            16,318,522
                                                                         -------------
                OFFICE SUBURBAN -- 13.2%
        11,300  Alexandria Real Estate Equity Inc                              469,515
        50,300  Arden Realty Group Inc                                       1,116,660
        21,200  Bedford Property Investors                                     538,692
        32,200  Brandywine Realty Trust                                        662,354
        35,200  CarrAmerica Realty Corp                                        859,232
        12,200  Corporate Office Properties                                    171,166
       126,700  Duke Realty Investments                                      3,287,865
        19,300  Great Lakes Inc                                                301,080
        55,800  Highwood Properties Inc                                      1,172,358
       140,700  HRPT Properties Trust                                        1,197,357
        24,700  Kilroy Realty Corp                                             541,918
        27,300  Koger Equity Inc                                               422,604
        91,900  Liberty Property Trust                                       2,869,118
        72,700  Mack-Cali Realty Corp                                        2,101,030
        18,600  Mission West Properties                                        172,980
        10,300  Parkway Properties Inc                                         375,435
        45,600  Prentiss Properties Trust                                    1,195,176
        16,900  PS Business Parks Inc                                          530,660
        41,100  Reckson Associates Realty Corp                                 828,987
                                                                         -------------
                                                                            18,814,187
                                                                         -------------
                OUTLETS -- 1.0%
        34,400  Chelsea Property Group Inc                                   1,216,384
         6,800  Tanger Factory Outlet Centers Inc                              204,340
                                                                         -------------
                                                                             1,420,724
                                                                         -------------
                REGIONAL MALLS -- 12.3%
        46,000  CBL & Associates Properties Inc                              1,833,100
        19,600  Crown American Realty Trust                                    187,768
        80,000  General Growth Properties                                    4,181,600
        24,200  Glimcher Realty Trust                                          456,654
        40,500  Macerich Co                                                  1,302,075

              See accompanying notes to the financial statements.              3

GMO REAL ESTATE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2003

    SHARES      DESCRIPTION                                                VALUE ($)
--------------------------------------------------------------------------------------
                REGIONAL MALLS -- CONTINUED
        43,500  Mills Corp                                                   1,273,680
       118,000  Simon Property Group Inc                                     4,087,520
        28,500  Taubman Centers Inc                                            500,175
       111,000  The Rouse Co                                                 3,702,960
                                                                         -------------
                                                                            17,525,532
                                                                         -------------
                SHOPPING CENTERS -- 10.9%
        13,500  Acadia Realty Trust                                            105,570
        54,500  Developers Diversified Realty Corp                           1,269,850
        52,100  Equity One Inc                                                 768,475
        33,300  Federal Realty Investment Trust                                976,023
        27,200  JDN Realty Corp                                                327,216
       123,500  Kimco Realty Corp                                            4,161,950
        12,700  Kramont Realty Trust                                           189,865
        22,200  Mid Atlantic Realty Trust                                      383,394
        84,100  New Plan Excel Realty Trust                                  1,636,586
        33,700  Pan Pacific Retail Property Inc                              1,267,120
         7,100  Ramco-Gershenson Properties                                    149,597
        58,800  Regency Centers Corp                                         1,891,596
        14,300  Saul Centers Inc                                               321,893
         7,300  Urstadt Biddle Properties Inc                                   80,300
        48,900  Weingarten Realty                                            1,899,765
                                                                         -------------
                                                                            15,429,200
                                                                         -------------
                STORAGE -- 3.0%
        83,900  Public Storage Inc                                           2,768,700
        31,900  Shurgard Storage Centers Inc                                   937,541
        18,700  Sovran Self Storage                                            507,892
                                                                         -------------
                                                                             4,214,133
                                                                         -------------
                TRIPLE NET -- 3.1%
        30,600  Capital Automotive                                             762,858
        45,300  Commercial Net Lease Realty                                    672,705
         7,800  Correctional Properties Trust                                  163,956
        22,300  Entertainment Properties Trust                                 553,040
        23,500  Getty Realty Corp                                              450,025
        35,000  Lexington Corporate Properties Trust                           577,500
        33,500  Realty Income Corp                                           1,161,110

4             See accompanying notes to the financial statements.

GMO REAL ESTATE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2003

   SHARES/
PAR VALUE ($)   DESCRIPTION                                                VALUE ($)
--------------------------------------------------------------------------------------
                TRIPLE NET -- CONTINUED
         6,600  U.S. Restaurant Properties Inc                                  93,258
                                                                         -------------
                                                                             4,434,452
                                                                         -------------

                TOTAL REAL ESTATE INVESTMENT TRUSTS (COST $134,626,541)    134,323,737
                                                                         -------------

                TOTAL REAL ESTATE INVESTMENTS (COST $136,008,788)          135,669,032
                                                                         -------------
                SHORT-TERM INVESTMENTS -- 3.5%
                CASH EQUIVALENTS -- 2.2%
     1,339,503  Dreyfus Money Market Fund(a)                                 1,339,503
$      946,548  Harris Trust & Savings Bank Eurodollar Time Deposit,
                  1.26%, due 3/24/03(a)                                        946,548
       780,903  Merrimac Money Market Fund(a)                                  780,903
                                                                         -------------
                                                                             3,066,954
                                                                         -------------
                REPURCHASE AGREEMENT -- 1.3%
$    1,920,860  Salomon Smith Barney Inc. Repurchase Agreement, dated
                2/28/03, due 3/03/03, with a maturity value of
                $1,920,918 and an effective yield of 0.36%,
                collateralized by a U.S. Treasury Bond with a rate of
                3.625%, maturity date of 3/31/04 and a market value,
                including accrued interest of $2,066,806.                    1,920,860
                                                                         -------------

                TOTAL SHORT-TERM INVESTMENTS (COST $4,987,814)               4,987,814
                                                                         -------------
                TOTAL INVESTMENTS -- 98.9%
                (Cost $140,996,602)                                        140,656,846

                Other Assets and Liabilities (net) -- 1.1%                   1,599,193
                                                                         -------------
                TOTAL NET ASSETS -- 100.0%                               $ 142,256,039
                                                                         =============

                NOTES TO THE SCHEDULE OF INVESTMENTS:

*    Non-income producing security.

(a)  Represents investment of security lending collateral (Note 1).

              See accompanying notes to the financial statements.              5

GMO REAL ESTATE FUND
(A SERIES OF GMO TRUST)
STATEMENT OF ASSETS AND LIABILITIES -- FEBRUARY 28, 2003
--------------------------------------------------------------------------------

ASSETS:
   Investments, at value, including securities on loan of
    $2,975,212 (cost $140,996,602) (Note 1)                   $140,656,846
   Receivable for investments sold                               2,713,190
   Receivable for Fund shares sold                               3,704,134
   Dividends and interest receivable                               146,017
   Receivable for expenses reimbursed by Manager (Note 2)            9,996
                                                              ------------

      Total assets                                             147,230,183
                                                              ------------

LIABILITIES:
   Payable for investments purchased                             1,743,438
   Payable upon return of securities loaned (Note 1)             3,066,954
   Payable for Fund shares repurchased                              54,320
   Payable to affiliate for (Note 2):
      Management fee                                                60,717
      Shareholder service fee                                       16,866
   Accrued expenses                                                 31,849
                                                              ------------

      Total liabilities                                          4,974,144
                                                              ------------
NET ASSETS                                                    $142,256,039
                                                              ============

NET ASSETS CONSIST OF:
   Paid-in capital                                            $181,116,741
   Accumulated undistributed net investment income               4,999,289
   Accumulated net realized loss                               (43,520,235)
   Net unrealized depreciation                                    (339,756)
                                                              ------------
                                                              $142,256,039
                                                              ============

NET ASSETS ATTRIBUTABLE TO:
   Class III shares                                           $142,256,039
                                                              ============

SHARES OUTSTANDING:
   Class III                                                    13,558,518
                                                              ============

NET ASSET VALUE PER SHARE:
   Class III                                                  $      10.49
                                                              ============

6             See accompanying notes to the financial statements.

GMO REAL ESTATE FUND
(A SERIES OF GMO TRUST)
STATEMENT OF OPERATIONS -- YEAR ENDED FEBRUARY 28, 2003
--------------------------------------------------------------------------------

INVESTMENT INCOME:
   Dividends (net of withholding taxes of $4,917)             $11,016,335
   Interest (including securities lending income of $16,428)      104,167
                                                              -----------

         Total income                                          11,120,502
                                                              -----------
EXPENSES:
   Management fee (Note 2)                                      1,162,513
   Audit fees                                                      38,480
   Custodian and transfer agent fees                               35,268
   Legal fees                                                      11,136
   Trustees fees and related expenses (Note 2)                      5,877
   Registration fees                                                4,993
   Miscellaneous                                                    4,017
   Fees reimbursed by Manager (Note 2)                            (92,965)
                                                              -----------
                                                                1,169,319
   Shareholder service fee (Note 2) -- Class III                  322,920
                                                              -----------
      Net expenses                                              1,492,239
                                                              -----------

         Net investment income                                  9,628,263
                                                              -----------

REALIZED AND UNREALIZED LOSS:

   Net realized loss on investments                           (15,461,070)
                                                              -----------

   Change in net unrealized appreciation (depreciation) on
    investments                                                (3,555,069)
                                                              -----------

      Net realized and unrealized loss                        (19,016,139)
                                                              -----------

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS          $(9,387,876)
                                                              ===========

              See accompanying notes to the financial statements.              7

GMO REAL ESTATE FUND
(A SERIES OF GMO TRUST)
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                            YEAR ENDED         YEAR ENDED
                                                         FEBRUARY 28, 2003  FEBRUARY 28, 2002
                                                         -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
   Net investment income                                   $  9,628,263       $  8,022,803
   Net realized loss                                        (15,461,070)        (1,508,670)
   Change in net unrealized appreciation (depreciation)      (3,555,069)        14,307,314
                                                           ------------       ------------

   Net increase (decrease) in net assets from
    operations                                               (9,387,876)        20,821,447
                                                           ------------       ------------

Distributions to shareholders from:
   Net investment income
      Class III                                              (9,424,727)        (7,471,215)
                                                           ------------       ------------
      Total distributions from net investment income         (9,424,727)        (7,471,215)
                                                           ------------       ------------
   Net share transactions (Note 5):
      Class III                                             (31,537,654)        45,835,735
                                                           ------------       ------------
   Increase (decrease) in net assets resulting from net
    share transactions                                      (31,537,654)        45,835,735
                                                           ------------       ------------

      Total increase (decrease) in net assets               (50,350,257)        59,185,967
NET ASSETS:
   Beginning of period                                      192,606,296        133,420,329
                                                           ------------       ------------
   End of period (including accumulated undistributed
    net investment income of $4,999,289 and $6,209,202,
    respectively)                                          $142,256,039       $192,606,296
                                                           ============       ============

8             See accompanying notes to the financial statements.

GMO REAL ESTATE FUND
(A SERIES OF GMO TRUST)
FINANCIAL HIGHLIGHTS
(FOR A CLASS III SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------

                                                     YEAR ENDED FEBRUARY 28/29,
                                          ------------------------------------------------
                                            2003      2002      2001      2000      1999
                                          --------  --------  --------  --------  --------
NET ASSET VALUE, BEGINNING OF PERIOD      $  11.17  $  10.31  $   8.26  $   9.13  $  12.92
                                          --------  --------  --------  --------  --------

Income from investment operations:
   Net investment income                      0.50+     0.56+     0.60      0.51+     0.51+
   Net realized and unrealized gain
     (loss)                                  (0.71)     0.84      1.92     (0.87)    (3.36)
                                          --------  --------  --------  --------  --------

      Total from investment operations       (0.21)     1.40      2.52     (0.36)    (2.85)
                                          --------  --------  --------  --------  --------

Less distributions to shareholders:
   From net investment income                (0.47)    (0.54)    (0.47)    (0.51)    (0.19)
   From net realized gains                      --        --        --        --     (0.75)
                                          --------  --------  --------  --------  --------

      Total distributions                    (0.47)    (0.54)    (0.47)    (0.51)    (0.94)
                                          --------  --------  --------  --------  --------
NET ASSET VALUE, END OF PERIOD            $  10.49  $  11.17  $  10.31  $   8.26  $   9.13
                                          ========  ========  ========  ========  ========
TOTAL RETURN(a)                              (2.16)%    13.73%    30.86%    (4.69)%   (23.27)%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)      $142,256  $192,606  $133,420  $120,508  $143,129
   Net expenses to average daily net
     assets                                   0.69%     0.69%     0.69%     0.69%     0.69%
   Net investment income to average
     daily net assets                         4.47%     5.18%     5.85%     5.64%     4.60%
   Portfolio turnover rate                      61%        6%       11%       13%       59%
   Fees and expenses reimbursed by the
     Manager to average daily net
     assets:                                  0.04%     0.05%     0.05%     0.06%     0.26%

(a) The total returns would have been lower had certain expenses not been reimbursed during the periods shown.
+    Computed using average shares outstanding throughout the period.

              See accompanying notes to the financial statements.              9

GMO REAL ESTATE FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS
FEBRUARY 28, 2003
--------------------------------------------------------------------------------

1.    SIGNIFICANT ACCOUNTING POLICIES

      GMO Real Estate Fund (the "Fund") (formerly GMO REIT Fund) is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts Business Trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees to create an unlimited number of series ("Funds"), each of which issues a separate series of shares, and to subdivide a series of shares into classes.

      The Fund seeks high total return through investment in publicly traded real estate stocks with market capitalizations greater than $100 million, primarily real estate investment trusts ("REITs"). REITs are managed vehicles that invest in real estate, real estate-related assets and other real-estate related companies. The Fund's benchmark is the Morgan Stanley REIT Index.

      The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      PORTFOLIO VALUATION
      Portfolio securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair value. Shares of mutual funds are valued at their net asset value as reported on each business day. Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction. A security's value may be deemed unreliable if, for example, the Manager becomes aware of information or events occurring after the close of a foreign market that would materially affect that security's value.

      FUTURES CONTRACTS
      The Fund may purchase and sell futures contracts to manage its exposure to the financial markets. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments.

GMO REAL ESTATE FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------
      Upon entering into a futures contract, the Fund is required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. government and agency obligations in accordance with the initial margin requirements of the broker or exchange. In addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contracts. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is liquidated on the following business day. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Losses may arise from the changes in the value of the underlying instrument, if there is an illiquid secondary market for the contracts, or if counterparties do not perform under the contract terms. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. As of February 28, 2003, the Fund held no open futures contracts.

      REPURCHASE AGREEMENTS
      The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Fund and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters insolvency proceedings, recovery of cash by the Fund may be delayed or limited.

      SECURITY LENDING
      The Fund may lend its securities to certain qualified brokers. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of loss with respect to the investment of the collateral, the risk of delay in recovery or loss of rights in the collateral should the borrower of the securities fail financially. The Fund receives compensation for lending its securities. At February 28, 2003, the Fund loaned securities having a market value of $2,975,212, collateralized by cash in the amount of $3,066,954, which was invested in short-term instruments.

      TAXES AND DISTRIBUTIONS
      The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute

GMO REAL ESTATE FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------
      substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary. Taxes on foreign dividend income are withheld in accordance with the applicable country's tax treaty with the United States.

      The Fund's policy is to declare and pay distributions from net investment income semi-annually, and from net realized short-term and long-term capital gains at least annually. All distributions will be paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

      Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from U.S. GAAP. During the years ended February 28, 2002 and February 28, 2003, the tax basis of distributions paid from ordinary income was $7,471,215 and $9,424,727, respectively.

      As of February 28, 2003, the components of distributable earnings on a tax basis consisted of $4,999,293 of undistributed ordinary income.

      At February 28, 2003, the Fund had capital loss carryforwards available to offset future capital gains, if any, to the extent permitted by the Code, of $4,376,897, $15,979,464, $3,875,337 and $323,175 expiring in 2007,
      2008, 2009 and 2010, respectively. The Fund elected to defer to March 1, 2003 post-October losses of $16,318,633.

      The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 2003. This reclassification has no impact on net investment income, realized gain/loss or the net asset value of the Fund and is primarily attributable to the classifications of distributions from REIT securities. The financial highlights exclude these adjustments.

            Accumulated        Accumulated
         Undistributed Net  Undistributed Net
         Investment Income    Realized Gain
         -----------------  -----------------
            $(1,413,449)       $1,413,449

      Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

GMO REAL ESTATE FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------

      SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
      Security transactions are accounted for on trade date. Dividend income, net of applicable foreign withholding taxes, is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and discounts. Non-cash dividends, if any, are recorded at the fair market value of the securities received. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis. Dividends representing a return of capital are reflected as a reduction of cost, when the amount of return of capital is conclusively determined.

      EXPENSES
      The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

      INVESTMENT RISK
      There are certain additional risks involved in investing in REITs rather than a more diversified portfolio of investments. Since the Fund's investments are concentrated in real-estate related securities, the value of its shares can be expected to change in light of factors affecting the real estate industry, including local or regional economic conditions, changes in zoning laws, changes in real estate value and property taxes, and changes in interest rates. The value of the Fund's shares may fluctuate more widely than the value of shares of a portfolio that invests in a broader range of industries.

2.    FEES AND OTHER TRANSACTIONS WITH AFFILIATES

      GMO earns a management fee paid monthly at the annual rate of .54% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on the average daily net assets at the annual rate of .15% for Class III shares.

      GMO has entered into a binding agreement effective until at least
      June 30, 2003 to reimburse the Fund to the extent that the Fund's total annual operating expenses (excluding shareholder service fees, fees and expenses of the independent Trustees of the Trust (including legal fees), brokerage commissions and other investment-related costs, hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes), securities lending fees and expenses, interest expense and transfer taxes) exceed the management fee.

GMO REAL ESTATE FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------

      As of February 28, 2003, substantially all of the Fund's shares were held by accounts for which the Manager has investment discretion.

      The Fund's portion of the fee paid by the Trust to the independent Trustees during the year ended February 28, 2003 was $4,376. No remuneration is paid to any Trustee or officer who is affiliated with the Manager.

3.    PURCHASES AND SALES OF SECURITIES

      Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2003, aggregated $120,660,521 and $146,851,426, respectively.

      At February 28, 2003, the cost for U.S. federal income tax purposes and gross unrealized appreciation and depreciation in value of investments were as follows:

                         Gross Unrealized  Gross Unrealized  Net Unrealized
         Aggregate Cost    Appreciation      Depreciation     Depreciation
         --------------  ----------------  ----------------  --------------
          $143,643,331      $5,684,006       $(8,670,491)     $(2,986,485)

4.    PRINCIPAL SHAREHOLDER

      At February 28, 2003, 11.2% of the outstanding shares of the Fund were held by one shareholder. Investment activities of this shareholder may have a material effect on the Fund.

5.    SHARE TRANSACTIONS

      The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                                                Year Ended                 Year Ended
                                                            February 28, 2003          February 28, 2002
                                                        --------------------------  ------------------------
                                                          Shares        Amount        Shares       Amount
         Class III:                                     -----------  -------------  ----------  ------------
         Shares sold                                      8,496,059  $  98,980,288   5,244,492  $ 56,043,036
         Shares issued to shareholders
           in reinvestment of distributions                 608,527      6,861,914     451,024     4,887,978
         Shares repurchased                             (12,782,580)  (137,379,856) (1,401,885)  (15,095,279)
                                                        -----------  -------------  ----------  ------------
         Net increase (decrease)                         (3,677,994) $ (31,537,654)  4,293,631  $ 45,835,735
                                                        ===========  =============  ==========  ============

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE TRUSTEES OF GMO TRUST AND THE SHAREHOLDERS OF
GMO REAL ESTATE FUND

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Real Estate Fund (the "Fund") (formerly, GMO REIT Fund) (a series of GMO Trust) at February 28, 2003, and the results of its operations, the changes in its net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 15, 2003

TRUSTEES AND OFFICERS (UNAUDITED)
The following tables list the Trust's Trustees and officers; their address and age; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information includes additional information about the Trust's trustees and is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

INDEPENDENT TRUSTEES:

                                                                                                   Number of
                                                                                                 Portfolios in
                                                        Term of              Principal               Fund
                                                     Office(1) and         Occupation(s)            Complex           Other
              Name, Address,         Position(s)       Length of            During Past            Overseen       Directorships
                 and Age           Held with Fund     Time Served           Five Years            by Trustee     Held by Trustee
         ------------------------  ---------------  ---------------  -------------------------  ---------------  ---------------
         Jay O. Light              Trustee of the   Since May 1996   Professor of Business            39              *(2)
         c/o GMO Trust             Trust                             Administration and Senior
         40 Rowes Wharf                                              Associate Dean, Harvard
         Boston, MA 02110                                            University.
         Age: 61
         Donald W. Glazer, Esq.    Trustee of the   Since December   Advisory Counsel, Goodwin        39              None
         c/o GMO Trust             Trust            2000             Procter LLP; Secretary
         40 Rowes Wharf                                              and Consultant,
         Boston, MA 02110                                            Provant, Inc. (provider
         Age: 58                                                     of performance
                                                                     improvement training
                                                                     services and products)
                                                                     (1998 - present);
                                                                     Consultant -- Business
                                                                     and Law.

 1 Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.
 2 Mr. Light is a director of Harvard Management Company, Inc. and Security Capital European Realty. Neither of these companies has a class of securities registered pursuant to Section 12 of the Securities Exchange Act or subject to the requirements of Section 15(d) of the Act and neither of these companies is a registered investment company.

INTERESTED TRUSTEES:

                                                                                                   Number of
                                                                                                 Portfolios in
                                                        Term of              Principal               Fund
                                                     Office(1) and         Occupation(s)            Complex           Other
              Name, Address,         Position(s)       Length of            During Past            Overseen       Directorships
                 and Age           Held with Fund     Time Served           Five Years            by Trustee     Held by Trustee
         ------------------------  ---------------  ---------------  -------------------------  ---------------  ---------------

         R. Jeremy Grantham(3)     Chairman of the  Since September  Member, Grantham, Mayo,          39              None
         c/o GMO Trust             Board of         1985. President  Van Otterloo & Co. LLC.
         40 Rowes Wharf            Trustees of the  from February
         Boston, MA 02110          Trust            2002 - October
         Age: 64                                    2002.

 1 Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.
 3 Trustee is deemed to be an "interested person" of the Trust and Grantham, Mayo, Van Otterloo & Co. LLC, as defined by the 1940 Act.

PRINCIPAL OFFICERS:

                                                                                                       Principal Occupation(s)
              Name, Address,                 Position(s)             Term of Office(4) and Length            During Past
                  and Age                   Held with Fund                  of Time Served                    Five Years
         -------------------------  ------------------------------  ------------------------------  ------------------------------

         Scott Eston                President and Chief Executive   President and Chief Executive   Chief Financial Officer
         c/o GMO Trust              Officer of the Trust            Officer since October 2002;     (1997 - present), Chief
         40 Rowes Wharf                                             Vice President from August      Operating Officer (2000 -
         Boston, MA 02110                                           1998 - October 2002.            present) and Member, Grantham,
         Age: 47                                                                                    Mayo, Van Otterloo & Co. LLC.

         Susan Randall Harbert      Chief Financial Officer and     Chief Financial Officer Since   Member, Grantham, Mayo, Van
         c/o GMO Trust              Treasurer of the Trust          February 2000; Treasurer since  Otterloo & Co. LLC.
         40 Rowes Wharf                                             February 1998.
         Boston, MA 02110
         Age: 45

         Brent Arvidson             Assistant Treasurer of the      Since September 1998.           Senior Fund Administrator,
         c/o GMO Trust              Trust                                                           Grantham, Mayo, Van
         40 Rowes Wharf                                                                             Otterloo & Co. LLC.
         Boston, MA 02110
         Age: 33

         William R. Royer, Esq.     Vice President and Clerk of     Vice President since February   General Counsel, Anti- Money
         c/o GMO Trust              the Trust                       1997; Clerk since March 2001;   Laundering Reporting Officer
         40 Rowes Wharf                                             May 1999 - August 1999.         (July 2002 - February 2003)
         Boston, MA 02110                                                                           and Member, Grantham, Mayo,
         Age: 37                                                                                    Van Otterloo & Co. LLC.

         Elaine M. Hartnett, Esq.   Vice President and Secretary    Vice President since August     Associate General Counsel,
         c/o GMO Trust              of the Trust                    1999; Secretary since March     Grantham, Mayo, Van
         40 Rowes Wharf                                             2001.                           Otterloo & Co. LLC (June
         Boston, MA 02110                                                                           1999 - present); Associate/
         Age: 58                                                                                    Junior Partner, Hale and Dorr
                                                                                                    LLP (1991 - 1999).

         Julie Perniola             Vice President and Anti- Money  Since February 2003.            Anti-Money Laundering
         c/o GMO Trust              Laundering Compliance Officer                                   Reporting Officer (February
         40 Rowes Wharf                                                                             2003 - present) and Compliance
         Boston, MA 02110                                                                           Officer, Grantham, Mayo, Van
         Age: 32                                                                                    Otterloo & Co. LLC.

 4 Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

GMO SHORT-TERM INCOME FUND
(A SERIES OF GMO TRUST)
ANNUAL REPORT
FEBRUARY 28, 2003

GMO SHORT-TERM INCOME FUND
(A SERIES OF GMO TRUST)
--------------------------------------------------------------------------------

PORTFOLIO MANAGERS

Day-to-day management of the Fund's portfolio is the responsibility of the Fixed Income Division at Grantham, Mayo, Van Otterloo & Co. LLC.

MANAGEMENT DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

The GMO Short-Term Income Fund returned -4.9% for the fiscal year ended February 28, 2003, as compared with +1.6% for the Salomon Smith Barney 3-Month Treasury Bill Index.

The Fund underperformed the benchmark during the fiscal year by 6.5%. Underperformance was attributable primarily to issue selection. The Fund's duration at fiscal year-end was 0.3 years.

Issue selection dramatically hurt performance in late 2002. Major factors were the widening of credit-related spreads in the assets underlying the Fund's investment in the GMO Alpha LIBOR Fund (ALF) and the default of certain healthcare receivable asset-backed bonds held by ALF, which were allegedly involved in massive fraud. National Century Financial Enterprises, the sponsor of $3.35 billion of healthcare asset-backed receivables, allegedly violated the terms of the bonds' indentures by, among other things, spending cash collateral, accepting collateral other than permitted receivables, moving receivables between trusts to meet compliance tests, and reimbursing healthcare providers for more than the value of receivables purchases. National Century, its affiliated operations, the trusts, and many healthcare providers have declared bankruptcy. This had a negative effect on the net asset value of ALF, and an indirect effect on GMO Short-Term Income Fund of -7.0% (through February 28,
2003).

At fiscal year-end, approximately 44% of the Fund was invested in highly-rated, floating rate, asset-backed securities, 18% in U.S. Treasury notes and cash, 8% in highly-rated corporate bonds, 18% in U.S. Government-backed bonds, and 12% in highly-rated collateralized bonds. The Fund's exposure to these assets is achieved directly, and indirectly through an investment in the GMO Alpha LIBOR Fund and, as of December 2002, the GMO Short-Duration Collateral Fund.

OUTLOOK

The Fund will continue to focus on high credit quality, but less liquid sectors of the U.S. bond market that offer attractive returns relative to the index.

THE VIEWS EXPRESSED HEREIN ARE EXCLUSIVELY THOSE OF GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC MANAGEMENT AS OF THE DATE OF THIS REPORT AND ARE SUBJECT TO CHANGE. THEY ARE NOT MEANT AS INVESTMENT ADVICE.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
           GMO SHORT-TERM INCOME FUND AND THE
       SALOMON SMITH BARNEY 3 MONTH T-BILL INDEX
                AS OF FEBRUARY 28, 2003
                                                          GMO SHORT-TERM  SALOMON SMITH BARNEY
                                                           INCOME FUND    3 MONTH T-BILL INDEX
2/28/93                                                          $10,000               $10,000
3/31/93                                                          $10,040               $10,025
6/30/93                                                          $10,141               $10,100
9/30/93                                                          $10,253               $10,179
12/31/93                                                         $10,334               $10,258
3/31/94                                                          $10,387               $10,338
6/30/94                                                          $10,408               $10,439
9/30/94                                                          $10,495               $10,555
12/31/94                                                         $10,499               $10,693
3/31/95                                                          $10,814               $10,843
6/30/95                                                          $11,100               $11,001
9/30/95                                                          $11,298               $11,156
12/31/95                                                         $11,546               $11,308
3/31/96                                                          $11,653               $11,454
6/30/96                                                          $11,774               $11,598
9/30/96                                                          $11,972               $11,750
12/31/96                                                         $12,169               $11,902
3/31/97                                                          $12,320               $12,052
6/30/97                                                          $12,523               $12,208
9/30/97                                                          $12,728               $12,366
12/31/97                                                         $12,912               $12,527
3/31/98                                                          $13,099               $12,688
6/30/98                                                          $13,258               $12,849
9/30/98                                                          $13,471               $13,012
12/31/98                                                         $13,491               $13,161
3/31/99                                                          $13,661               $13,305
6/30/99                                                          $13,828               $13,455
9/30/99                                                          $14,002               $13,615
12/31/99                                                         $14,178               $13,784
3/31/2000                                                        $14,431               $13,969
6/30/2000                                                        $14,663               $14,169
9/30/2000                                                        $14,928               $14,380
12/31/2000                                                       $15,227               $14,605
3/31/2001                                                        $15,508               $14,809
6/30/2001                                                        $15,740               $14,968
9/30/2001                                                        $15,931               $15,104
12/31/2001                                                       $15,987               $15,202
3/31/2002                                                        $16,088               $15,269
6/30/2002                                                        $16,278               $15,336
9/30/2002                                                        $16,282               $15,402
12/31/2002                                                       $15,248               $15,461
2/28/2003                                                        $15,266               $15,492

AVERAGE ANNUAL TOTAL RETURN

           1 YEAR  5 YEAR  10 YEAR
Class III  -4.91%   3.19%    4.32%

Performance shown is net of all fees after reimbursement from the manager. Returns and net asset values of fund investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. Past performance is not indicative of future performance. Information is unaudited.

GMO SHORT-TERM INCOME FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2003

   SHARES/
PAR VALUE ($)  DESCRIPTION                                                VALUE ($)
-------------------------------------------------------------------------------------
               DEBT OBLIGATIONS -- 13.0%
               U.S. GOVERNMENT -- 5.8%
    2,757,850  U.S. Treasury Inflation Indexed Note, 3.88%, due
                 01/15/09                                                   3,174,975
                                                                        -------------
               U.S. GOVERNMENT AGENCY -- 7.2%
      233,333  Agency for International Development Floater (Support
                 of Botswana),
                 Variable Rate, 6 mo. U.S. Treasury Bill + .40%,
                 1.60%, due 10/01/12                                          229,542
    1,500,750  Agency for International Development Floater (Support
                 of C.A.B.E.I.), Variable Rate, 6 mo. U.S. Treasury
                 Bill + .40%, 1.60%, due 10/01/12                           1,476,363
    1,501,933  Agency for International Development Floater (Support
                 of Honduras), Variable Rate, 3 mo. U.S. Treasury Bill
                 x 1.17%, 1.41%, due 10/01/11                               1,496,301
       68,985  Agency for International Development Floater (Support
                 of Peru), Series A, Variable Rate, 6 mo. U.S.
                 Treasury Bill +.35%, 1.55%, due 05/01/14                      68,553
      710,104  Small Business Administration Pool #502320,
                 Variable Rate, Prime - 2.18%, 2.06%, due 08/25/18            711,966
                                                                        -------------
                                                                            3,982,725
                                                                        -------------

               TOTAL DEBT OBLIGATIONS (COST $7,039,737)                     7,157,700
                                                                        -------------
               MUTUAL FUNDS -- 86.0%
      450,459  GMO Alpha LIBOR Fund                                        10,684,880
    1,475,588  GMO Short-Duration Collateral Fund                          36,904,449
                                                                        -------------

               TOTAL MUTUAL FUNDS (COST $48,424,977)                       47,589,329
                                                                        -------------
               TOTAL INVESTMENTS -- 99.0%
               (Cost $55,464,714)                                          54,747,029

               Other Assets and Liabilities (net) -- 1.0%                     568,568
                                                                        -------------
               TOTAL NET ASSETS -- 100.0%                               $  55,315,597
                                                                        =============

Variable rates - The rates shown on variable rate notes are the current interest rates at February 28, 2003, which are subject to change based on the terms of the security.

              See accompanying notes to the financial statements.              1

GMO SHORT-TERM INCOME FUND
(A SERIES OF GMO TRUST)
STATEMENT OF ASSETS AND LIABILITIES -- FEBRUARY 28, 2003
--------------------------------------------------------------------------------

ASSETS:
   Investments, at value (cost $55,464,714) (Note 1)          $54,747,029
   Cash                                                           549,192
   Interest receivable                                             43,064
   Receivable for expenses reimbursed by Manager (Note 2)           5,320
                                                              -----------

      Total assets                                             55,344,605
                                                              -----------

LIABILITIES:
   Payable to affiliate for (Note 2):
      Management fee                                                2,153
      Shareholder service fee                                       6,459
   Accrued expenses                                                20,396
                                                              -----------

      Total liabilities                                            29,008
                                                              -----------
NET ASSETS                                                    $55,315,597
                                                              ===========

NET ASSETS CONSIST OF:
   Paid-in capital                                            $56,339,006
   Accumulated net realized loss                                 (305,724)
   Net unrealized depreciation                                   (717,685)
                                                              -----------
                                                              $55,315,597
                                                              ===========

SHARES OUTSTANDING                                              6,373,567
                                                              ===========

NET ASSET VALUE PER SHARE                                     $      8.68
                                                              ===========

2             See accompanying notes to the financial statements.

GMO SHORT-TERM INCOME FUND
(A SERIES OF GMO TRUST)
STATEMENT OF OPERATIONS -- YEAR ENDED FEBRUARY 28, 2003
--------------------------------------------------------------------------------

INVESTMENT INCOME:
   Dividends                                                  $   335,940
   Interest                                                       250,518
                                                              -----------

      Total income                                                586,458
                                                              -----------
EXPENSES:
   Management fee (Note 2)                                         27,078
   Audit fees                                                      23,467
   Custodian and transfer agent fees                                9,047
   Registration fees                                                4,984
   Legal fees                                                       3,401
   Trustees fees and related expenses (Note 2)                      2,290
   Miscellaneous                                                    1,465
   Fees reimbursed by Manager (Note 2)                            (41,455)
                                                              -----------
                                                                   30,277
   Shareholder service fee                                         81,237
                                                              -----------
      Net expenses                                                111,514
                                                              -----------

         Net investment income                                    474,944
                                                              -----------

REALIZED AND UNREALIZED GAIN (LOSS):
   Net realized gain (loss) on:
      Investments                                              (3,634,344)
      Realized gains distributions from investment company
      shares                                                      128,674
                                                              -----------

         Net realized loss                                     (3,505,670)
                                                              -----------

   Change in net unrealized appreciation (depreciation) on
    investments                                                  (405,617)
                                                              -----------

      Net realized and unrealized loss                         (3,911,287)
                                                              -----------

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS          $(3,436,343)
                                                              ===========

              See accompanying notes to the financial statements.              3

GMO SHORT-TERM INCOME FUND
(A SERIES OF GMO TRUST)
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                            YEAR ENDED         YEAR ENDED
                                                         FEBRUARY 28, 2003  FEBRUARY 28, 2002
                                                         -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
   Net investment income                                   $    474,944       $  1,183,337
   Net realized gain (loss)                                  (3,505,670)         1,497,617
   Change in net unrealized appreciation (depreciation)        (405,617)        (1,199,696)
                                                           ------------       ------------

   Net increase (decrease) in net assets from
    operations                                               (3,436,343)         1,481,258
                                                           ------------       ------------

Distributions to shareholders from:
   Net investment income                                     (2,325,404)        (1,411,118)
   Net realized gains                                          (786,056)        (1,032,265)
                                                           ------------       ------------
                                                             (3,111,460)        (2,443,383)
                                                           ------------       ------------
Fund share transactions: (Note 5)
   Proceeds from sale of shares                              47,278,043         39,182,645
   Net asset value of shares issued to shareholders in
    payment of distributions declared                         3,079,622          2,340,365
   Cost of shares repurchased                               (36,841,075)       (32,719,050)
                                                           ------------       ------------
   Net increase in net assets resulting from Fund share
    transactions                                             13,516,590          8,803,960
                                                           ------------       ------------
      Total increase in net assets                            6,968,787          7,841,835
NET ASSETS:
   Beginning of period                                       48,346,810         40,504,975
                                                           ------------       ------------
   End of period                                           $ 55,315,597       $ 48,346,810
                                                           ============       ============

4             See accompanying notes to the financial statements.

GMO SHORT-TERM INCOME FUND
(A SERIES OF GMO TRUST)
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------

                                                          YEAR ENDED FEBRUARY 28/29,
                                          -----------------------------------------------------------
                                           2003         2002         2001         2000         1999
                                          -------      -------      -------      -------      -------
NET ASSET VALUE, BEGINNING OF PERIOD      $  9.62      $  9.92      $  9.62      $  9.63      $  9.81
                                          -------      -------      -------      -------      -------

Income from investment operations:
   Net investment income                     0.08(b)+     0.30(b)+     0.42(b)+     0.46(b)+     0.57
   Net realized and unrealized gain
     (loss)                                 (0.54)        0.07         0.33         0.05        (0.16)
                                          -------      -------      -------      -------      -------

      Total from investment operations      (0.46)        0.37         0.75         0.51         0.41
                                          -------      -------      -------      -------      -------

Less distributions to shareholders:
   From net investment income               (0.33)       (0.39)       (0.44)       (0.52)       (0.59)
   From net realized gains                  (0.15)       (0.28)       (0.01)          --           --
                                          -------      -------      -------      -------      -------

      Total distributions                   (0.48)       (0.67)       (0.45)       (0.52)       (0.59)
                                          -------      -------      -------      -------      -------
NET ASSET VALUE, END OF PERIOD            $  8.68      $  9.62      $  9.92      $  9.62      $  9.63
                                          =======      =======      =======      =======      =======
TOTAL RETURN(a)                             (4.91)%       3.73%        7.91%        5.42%        4.29%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)      $55,316      $48,347      $40,505      $43,491      $53,387
   Net expenses to average daily net
     assets                                  0.21%(c)     0.20%(c)     0.20%(c)     0.20%(c)     0.20%
   Net investment income to average
     daily net assets                        0.88%(b)     3.04%(b)     4.30%(b)     4.82%(b)     5.50%
   Portfolio turnover rate                     43%          91%          50%         178%          76%
   Fees and expenses reimbursed by the
     Manager to average daily net
     assets:                                 0.08%        0.12%        0.09%        0.08%        0.32%

(a) The total returns would have been lower had certain expenses not been reimbursed during the periods shown.
(b)  Net investment income for the years ended February 28, 2003,
     February 28, 2002, February 28, 2001 and February 28, 2000 is affected by the timing of the declaration of dividends by other GMO Funds in which the Fund invests.
(c) Net expenses exclude expenses incurred indirectly through investment in underlying funds (See Note 1).
+    Computed using average shares outstanding throughout the period.

              See accompanying notes to the financial statements.              5

GMO SHORT-TERM INCOME FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS
FEBRUARY 28, 2003
--------------------------------------------------------------------------------

1.    SIGNIFICANT ACCOUNTING POLICIES

      GMO Short-Term Income Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts Business Trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees to create an unlimited number of series ("Funds"), each of which issues a separate series of shares, and to subdivide a series of shares into classes. The Fund is not currently accepting purchase orders for Fund shares.

      The Fund seeks to provide current income to the extent consistent with the preservation of capital and liquidity through investment in a portfolio of high-quality fixed income instruments. The Fund's benchmark is the Salomon Smith Barney 3 Month T-Bill Index.

      At February 28, 2003, 19.3% of the Fund was invested in the GMO Alpha LIBOR Fund and 66.7% of the Fund was invested in the GMO Short-Duration Collateral Fund, separate funds of GMO Trust managed by GMO. Shares of the GMO Alpha LIBOR Fund and the GMO Short-Duration Collateral Fund are not publicly available for direct purchase. The financial statements of the GMO Alpha LIBOR Fund and the GMO Short-Duration Collateral Fund should be read in conjunction with the Fund's financial statements.

      The Fund invested a substantial portion of its assets in GMO Alpha LIBOR Fund ("Alpha LIBOR Fund") to obtain the Fund's core portfolio exposure. In November 2002, certain bonds held by Alpha LIBOR Fund ("NPF bonds") defaulted amid allegations of fraud and significant violations of the bonds' indentures. Currently, no market exists for the NPF bonds, and they are being valued at fair value by the trustees of GMO Trust or persons acting at their direction. The devaluation of the NPF bonds had a negative impact on the Fund's net asset value per share.

      In late November 2002, Alpha LIBOR Fund undertook a reorganization transaction with a new series of GMO Trust, GMO Short-Duration Collateral Fund ("SDCF") and approximately 78% of the Fund's interest in Alpha LIBOR Fund was transferred to SDCF in exchange for SDCF shares. The reorganization was treated as a sale of the Alpha LIBOR Fund shares for financial reporting purposes and a distribution by Alpha LIBOR Fund for tax purposes. Accordingly, for financial reporting purposes, the Fund recognized a loss on the sale of the Alpha LIBOR shares of approximately $3,428,863. In addition, the Fund recognized for tax, but not for financial reporting purposes, ordinary income of $1,852,605 and long-term capital gains of $330,430 from Alpha LIBOR Fund. $5,611,898 was added to the tax cost basis of the Fund's holdings of Alpha LIBOR Fund.

GMO SHORT-TERM INCOME FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------

      The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      PORTFOLIO VALUATION
      Shares of underlying funds are valued at their net asset value as reported on each business day. Portfolio securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair value. Securities for which quotations are not readily available or whose values the manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction. A security's value may be deemed unreliable if, for example, the manager becomes aware of information or events occurring after the close of a foreign market that would materially affect that security's value.

      Some fixed income securities are valued at the closing bid for such securities as supplied by a primary pricing source chosen by the Manager. The Manager evaluates such primary pricing sources on an ongoing basis, and may change a pricing source should it deem it appropriate. The Manager is informed of erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and at its discretion may override a price supplied by a source (by taking a price supplied by another source).

      Securities may be valued by independent pricing services which use prices provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics.

      Certain securities held by the Fund, or an underlying fund in which it invests, were valued on the basis of a price provided by a principal market maker. The prices provided by the principal market makers may differ from the value that would be realized if the securities were sold.

      INDEXED SECURITIES
      The Fund may invest in indexed securities whose redemption values and/or coupons are linked to the prices of other securities, securities indices, or other financial indicators. The Fund uses indexed securities to increase or decrease its exposure to different underlying instruments and to gain

GMO SHORT-TERM INCOME FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------
      exposure to markets that may be difficult to invest in through conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment.

      REPURCHASE AGREEMENTS
      The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Fund and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters insolvency proceedings, recovery of cash by the Fund may be delayed or limited.

      SECURITY LENDING
      The Fund may lend its securities to certain qualified brokers. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of loss with respect to the investment of the collateral, the risk of delay in recovery or loss of rights in the collateral should the borrower of the securities fail financially. The Fund receives compensation for lending its securities. At February 28, 2003, the Fund had no securities on loan.

      TAXES AND DISTRIBUTIONS
      The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary. Taxes on foreign dividend income are withheld in accordance with the applicable country's tax treaty with the United States.

      The Fund's policy is to declare and pay distributions from net investment income quarterly, and from net realized short-term and long-term capital gains at least annually. All distributions will be paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

GMO SHORT-TERM INCOME FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------

      Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. For the years ended February 28, 2002 and February 28, 2003, the tax basis of distributions paid from ordinary income were $1,688,299 and $2,345,585, respectively. As of February 28, 2002 and February 28, 2003 the tax basis distributions paid from capital long term gains were $755,084 and $765,875, respectively.

      The Fund elected to defer to March 1, 2003 post-October losses of $104,643.

      The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 2003. This reclassification has no impact on net investment income, realized gain/loss or the net asset value of the Fund and is primarily attributable to the GMO Alpha LIBOR Fund transaction (Note 1). The financial highlights exclude these adjustments.

            Accumulated        Accumulated
         Undistributed Net  Undistributed Net
         Investment Income    Realized Gain    Paid-in Capital
         -----------------  -----------------  ---------------
            $1,850,460         $3,379,353        $(5,229,813)

      Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

      SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
      Security transactions are accounted for on trade date. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and discounts. Dividend income is recognized on the ex-dividend date. Non cash dividends, if any, are recorded at the fair market value of the securities received. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis. Interest income on U.S. Treasury inflation indexed securities is accrued daily based upon the inflation adjusted principal. Additionally, any increase in the principal or face amount of the securities adjusted for inflation is recorded as interest income.

      EXPENSES
      The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

GMO SHORT-TERM INCOME FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------

2.    FEES AND OTHER TRANSACTIONS WITH AFFILIATES

      GMO earns a management fee paid monthly at the annual rate of .05% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on the average daily net assets of the Fund at the annual rate of .15%.

      GMO has entered into a binding agreement effective until at least
      June 30, 2003 to reimburse the Fund to the extent that the Fund's total annual operating expenses (excluding shareholder service fees, fees and expenses of the independent Trustees of the Trust (including legal fees), brokerage commissions and other investment-related costs, hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes), securities lending fees and expenses, interest expense and transfer taxes) exceed the management fee.

      The Fund incurs fees and expenses indirectly as a shareholder in GMO Alpha LIBOR Fund and GMO Short-Duration Collateral Fund. For the year ended February 28, 2003, indirect operating expenses (excluding investment-related expenses) were 0.004% of the Fund's average daily net assets, and indirect investment-related expenses (including, but not limited to, interest expense, foreign audit expense, and investment-related legal expense) were 0.025% of the Fund's average daily net assets.

      As of February 28, 2003, greater than 10% of the Fund's shares were held by accounts for which the Manager has investment discretion.

      The Fund's portion of the fee paid by the Trust to the independent Trustees during the year ended February 28, 2003 was $1,933. No remuneration is paid to any Trustee or officer who is affiliated with the Manager.

3.    PURCHASES AND SALES OF SECURITIES

      For the year ended February 28, 2003, cost of purchases and proceeds from sales of investments, other than short-term obligations, were as follows:

                                                                   Purchases      Sales
                                                                  -----------  -----------
         U.S. Government securities                               $        --  $   500,183
         Investments (non-U.S. Government securities)              35,364,613   22,987,000

GMO SHORT-TERM INCOME FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------

      For the year ended February 28 , 2003, the cost of purchases and proceeds from sales of investments excluded $42,026,098 and $43,142,553, respectively, from the initial transfer of GMO Alpha LIBOR Fund's investments in GMO Short-Duration Collateral Fund. (See Note 1)

      At February 28, 2003, the cost for U.S. federal income tax purposes and gross unrealized appreciation and depreciation in value of investments were as follows:

                         Gross Unrealized  Gross Unrealized  Net Unrealized
         Aggregate Cost    Appreciation      Depreciation     Depreciation
         --------------  ----------------  ----------------  --------------
          $60,894,744       $       --       $(6,147,715)     $(6,147,715)

4.    PRINCIPAL SHAREHOLDERS

      At February 28, 2003, 58.8% of the outstanding shares of the Fund were held by four shareholders, each holding in excess of 10% of the Fund's outstanding shares. Investment activities of these shareholders may have a material effect on the Fund.

5.    SHARE TRANSACTIONS

      The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                                                     Year Ended         Year Ended
                                                                  February 28, 2003  February 28, 2002
                                                                  -----------------  -----------------
         Shares sold                                                    4,944,849          4,058,239
         Shares issued to shareholders
           in reinvestment of distributions                               344,459            240,652
         Shares repurchased                                            (3,940,125)        (3,358,895)
                                                                   --------------     --------------
         Net increase                                                   1,349,183            939,996
         Fund shares:
           Beginning of period                                          5,024,384          4,084,388
                                                                   --------------     --------------
           End of period                                                6,373,567          5,024,384
                                                                   ==============     ==============

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE TRUSTEES OF GMO TRUST AND THE SHAREHOLDERS OF
GMO SHORT-TERM INCOME FUND

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Short-Term Income Fund (the "Fund") (a series of GMO Trust) at February 28, 2003, and the results of its operations, the changes in its net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2003 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 15, 2003

GMO SHORT-TERM INCOME FUND
(A SERIES OF GMO TRUST)
FEDERAL TAX INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

     For the fiscal year ended February 28, 2003, all of the Fund's distributions are from investment company taxable income, except that the Fund has designated 30.90% of the distributions as net capital gain dividends.

TRUSTEES AND OFFICERS (UNAUDITED)
The following tables list the Trust's Trustees and officers; their address and age; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information includes additional information about the Trust's trustees and is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

INDEPENDENT TRUSTEES:

                                                                                                   Number of
                                                                                                 Portfolios in
                                                        Term of              Principal               Fund
                                                     Office(1) and         Occupation(s)            Complex           Other
              Name, Address,         Position(s)       Length of            During Past            Overseen       Directorships
                 and Age           Held with Fund     Time Served           Five Years            by Trustee     Held by Trustee
         ------------------------  ---------------  ---------------  -------------------------  ---------------  ---------------
         Jay O. Light              Trustee of the   Since May 1996   Professor of Business            39              *(2)
         c/o GMO Trust             Trust                             Administration and Senior
         40 Rowes Wharf                                              Associate Dean, Harvard
         Boston, MA 02110                                            University.
         Age: 61
         Donald W. Glazer, Esq.    Trustee of the   Since December   Advisory Counsel, Goodwin        39              None
         c/o GMO Trust             Trust            2000             Procter LLP; Secretary
         40 Rowes Wharf                                              and Consultant,
         Boston, MA 02110                                            Provant, Inc. (provider
         Age: 58                                                     of performance
                                                                     improvement training
                                                                     services and products)
                                                                     (1998 - present);
                                                                     Consultant -- Business
                                                                     and Law.

 1 Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.
 2 Mr. Light is a director of Harvard Management Company, Inc. and Security Capital European Realty. Neither of these companies has a class of securities registered pursuant to Section 12 of the Securities Exchange Act or subject to the requirements of Section 15(d) of the Act and neither of these companies is a registered investment company.

INTERESTED TRUSTEES:

                                                                                                   Number of
                                                                                                 Portfolios in
                                                        Term of              Principal               Fund
                                                     Office(1) and         Occupation(s)            Complex           Other
              Name, Address,         Position(s)       Length of            During Past            Overseen       Directorships
                 and Age           Held with Fund     Time Served           Five Years            by Trustee     Held by Trustee
         ------------------------  ---------------  ---------------  -------------------------  ---------------  ---------------
         R. Jeremy Grantham(3)     Chairman of the  Since September  Member, Grantham, Mayo,          39              None
         c/o GMO Trust             Board of         1985. President  Van Otterloo & Co. LLC.
         40 Rowes Wharf            Trustees of the  from February
         Boston, MA 02110          Trust            2002 - October
         Age: 64                                    2002.

 1 Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.
 3 Trustee is deemed to be an "interested person" of the Trust and Grantham, Mayo, Van Otterloo & Co. LLC, as defined by the 1940 Act.

PRINCIPAL OFFICERS:

                                                                               Term of
                                                                            Office(4) and              Principal Occupation(s)
              Name, Address,                 Position(s)                      Length of                      During Past
                  and Age                   Held with Fund                   Time Served                      Five Years
         -------------------------  ------------------------------  ------------------------------  ------------------------------
         Scott Eston                President and Chief Executive   President and Chief Executive   Chief Financial Officer
         c/o GMO Trust              Officer of the Trust            Officer since October 2002;     (1997 - present), Chief
         40 Rowes Wharf                                             Vice President from August      Operating Officer (2000 -
         Boston, MA 02110                                           1998 - October 2002.            present) and Member, Grantham,
         Age: 47                                                                                    Mayo, Van Otterloo & Co. LLC.
         Susan Randall Harbert      Chief Financial Officer and     Chief Financial Officer Since   Member, Grantham, Mayo, Van
         c/o GMO Trust              Treasurer of the Trust          February 2000; Treasurer since  Otterloo & Co. LLC.
         40 Rowes Wharf                                             February 1998.
         Boston, MA 02110
         Age: 45
         Brent Arvidson             Assistant Treasurer of the      Since September 1998.           Senior Fund Administrator,
         c/o GMO Trust              Trust                                                           Grantham, Mayo, Van
         40 Rowes Wharf                                                                             Otterloo & Co. LLC.
         Boston, MA 02110
         Age: 33
         William R. Royer, Esq.     Vice President and Clerk of     Vice President since February   General Counsel, Anti-Money
         c/o GMO Trust              the Trust                       1997; Clerk since March 2001;   Laundering Reporting Officer
         40 Rowes Wharf                                             May 1999 - August 1999.         (July 2002 - February 2003)
         Boston, MA 02110                                                                           and Member, Grantham, Mayo,
         Age: 37                                                                                    Van Otterloo & Co. LLC.
         Elaine M. Hartnett, Esq.   Vice President and Secretary    Vice President since August     Associate General Counsel,
         c/o GMO Trust              of the Trust                    1999; Secretary since March     Grantham, Mayo, Van
         40 Rowes Wharf                                             2001.                           Otterloo & Co. LLC (June
         Boston, MA 02110                                                                           1999 - present); Associate/
         Age: 58                                                                                    Junior Partner, Hale and Dorr
                                                                                                    LLP (1991 - 1999).
         Julie Perniola             Vice President and Anti- Money  Since February 2003.            Anti-Money Laundering
         c/o GMO Trust              Laundering Compliance Officer                                   Reporting Officer (February
         40 Rowes Wharf                                                                             2003 - present) and Compliance
         Boston, MA 02110                                                                           Officer, Grantham, Mayo, Van
         Age: 32                                                                                    Otterloo & Co. LLC.

 4 Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

GMO SMALL CAP GROWTH FUND
(A SERIES OF GMO TRUST)
ANNUAL REPORT
FEBRUARY 28, 2003

GMO SMALL CAP GROWTH FUND
(A SERIES OF GMO TRUST)
--------------------------------------------------------------------------------

PORTFOLIO MANAGERS

Day-to-day management of the Fund's portfolio is the responsibility of the U.S. Quantitative Division at Grantham, Mayo, Van Otterloo & Co. LLC.

MANAGEMENT DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

The Class III shares of the GMO Small Cap Growth Fund returned -18.0% for the fiscal year ended February 28, 2003 as compared to -24.6% for the Russell 2500 Growth Index (the "Index") and -22.7% for the S&P 500 Index. Consistent with the Fund's investment objectives and policies, the Fund was primarily invested in common stocks throughout the period.

For the fiscal year, small capitalization growth stocks outperformed large cap growth stocks by 1%, but underperformed small cap value stocks by 8%. Producer durables and technology were the weakest performing sectors in the Index, falling 33% and 35%, respectively, for the period. The top performing sectors in the Russell 2500 Growth Index were energy, consumer staples and financial services.

Both stock and sector selection contributed to the Fund's outperformance over the benchmark for the period. The Fund's underweight position in the producer durable sector and overweight position in the consumer discretionary sector added the most value relative to the benchmark. Underweight positions in the weak performing healthcare and technology sectors also contributed to relative performance. Strong stock selection among healthcare, consumer discretionary, producer durables and energy stocks accounted for nearly all of the Fund's value-added over the benchmark.

The Fund incorporates three investment disciplines in the portfolio: price momentum and estimate revision momentum, each of which has a 40% weight; and price to intrinsic value, which has a 20% weight. All three of these disciplines added value this year, with the bulk of that coming from estimate revision momentum.

OUTLOOK

We believe that the portfolio is well positioned to continue to add value relative to the benchmark. Currently, the equities in the Small Cap Growth portfolio are trading at a discount, measured by the price to earnings ratio, relative to the benchmark. The portfolio currently maintains underweight positions in the technology, healthcare, and financial services sectors and an overweight position in the consumer discretionary sector.

THE VIEWS EXPRESSED HEREIN ARE EXCLUSIVELY THOSE OF GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC MANAGEMENT AS OF THE DATE OF THIS REPORT AND ARE SUBJECT TO CHANGE. THEY ARE NOT MEANT AS INVESTMENT ADVICE.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
   GMO SMALL CAP GROWTH FUND CLASS III SHARES AND THE
               RUSSELL 2500 GROWTH INDEX
                AS OF FEBRUARY 28, 2003
                                                          GMO SMALL CAP  RUSSELL 2500
                                                           GROWTH FUND   GROWTH INDEX
Dec 31, 96                                                       $9,950       $10,000
Mar 31, 97                                                       $9,502        $9,200
Jun 30, 97                                                      $11,207       $10,695
Sep 30, 97                                                      $13,388       $12,474
Dec 31, 97                                                      $12,407       $11,476
Mar 31, 98                                                      $13,983       $12,755
Jun 30, 98                                                      $13,756       $12,132
Sep 30, 98                                                      $10,718        $9,438
Dec 31, 98                                                      $13,125       $11,831
Mar 31, 99                                                      $12,381       $11,707
Jun 30, 99                                                      $13,791       $13,674
Sep 30, 99                                                      $13,477       $13,200
Dec 31, 99                                                      $17,113       $18,395
Mar 31, 2000                                                    $19,543       $21,182
Jun 30, 2000                                                    $18,389       $19,718
Sep 30, 2000                                                    $18,403       $19,139
Dec 31, 2000                                                    $15,340       $15,436
Mar 31, 2001                                                    $12,437       $12,362
Jun 30, 2001                                                    $14,658       $14,995
Sep 30, 2001                                                    $11,049       $10,932
Dec 31, 2001                                                    $13,304       $13,763
Mar 31, 2002                                                    $13,826       $13,357
Jun 30, 2002                                                    $12,338       $11,136
Sep 30, 2002                                                    $10,266        $9,013
Dec 31, 2002                                                    $10,960        $9,759
Feb 28, 2003                                                    $10,479        $9,323

AVERAGE ANNUAL TOTAL RETURN
                                                SINCE
                                              INCEPTION
                             1 YEAR   5 YEAR  DEC 31, 96
Class III                    -18.78%  -4.83%       0.76%

Performance shown is net of all fees after reimbursement from the manager. Returns and net asset values of fund investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. Each performance figure assumes purchase at the beginning and redemption at the end of the stated period and reflects a transaction fee of 50 bp on the purchase and 50 bp on the redemption. Transaction fees are retained by the Fund to cover trading costs. Past performance is not indicative of future performance. Information is unaudited.

GMO SMALL CAP GROWTH FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2003

   SHARES      DESCRIPTION                                                VALUE ($)
-------------------------------------------------------------------------------------
               COMMON STOCKS -- 97.7%
               AUTO & TRANSPORTATION -- 3.3%
        1,600  Airborne Inc                                                    22,464
        2,400  American Axle & Manufacturing Holdings Inc*                     56,760
        4,000  Atlantic Coast Airlines Holdings*                               25,200
        3,000  Coachmen Industries Inc                                         32,700
        3,600  Egl, Inc*                                                       45,432
        3,500  Gentex Corp*                                                    94,080
        2,300  JetBlue Airways Corp*                                           60,628
        1,000  Landstar System Inc*                                            54,190
        1,000  Polaris Industries Inc                                          48,400
        1,500  Superior Industries International Inc                           58,110
          900  Thor Industries Inc                                             23,121
        2,200  Tidewater Inc                                                   67,364
                                                                        -------------
                                                                              588,449
                                                                        -------------
               CONSUMER DISCRETIONARY -- 30.5%
        2,200  Abercrombie & Fitch Co, Class A*                                60,500
        1,600  Action Performance Cos Inc                                      26,400
        4,200  Activision Inc*                                                 62,580
        2,500  Advance Auto Parts*                                             97,550
        3,000  American Eagle Outfitters Inc*                                  43,410
        1,000  American Woodmark Corp                                          39,500
        4,050  Applebees International Inc                                    103,842
        2,600  Bally Total Fitness Holdings Corp*                              14,820
        1,900  Bebe Stores Inc*                                                26,277
          920  Benihana Inc*                                                   10,120
        7,500  Big Lots Inc*                                                   82,875
        4,100  Blyth Industries Inc                                           101,885
        1,800  Bob Evans Farms Inc                                             42,120
        6,600  Boyd Gaming Corp*                                               82,566
        3,200  Callaway Golf Co                                                36,736
        3,800  Career Education Corp*                                         176,700
        2,800  Catalina Marketing Corp*                                        50,680
        1,500  CDW Computer Centers Inc*                                       65,490
          800  Central Garden and Pet Co*                                      18,320
        5,650  Chicos FAS Inc*                                                102,095
        2,700  Children's Place Retail Stores Inc*                             25,569
        2,300  Choice Hotels International Inc*                                54,280
        6,000  Claire's Stores Inc                                            136,920

              See accompanying notes to the financial statements.              1

GMO SMALL CAP GROWTH FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2003

   SHARES      DESCRIPTION                                                VALUE ($)
-------------------------------------------------------------------------------------
               CONSUMER DISCRETIONARY -- CONTINUED
        5,900  Coach Inc*                                                     210,807
        3,100  Columbia Sportswear Co*                                        110,825
        5,700  Corinthian Colleges Inc*                                       213,636
        2,000  Corrections Corporation of America, REIT*                       34,560
        2,400  Cost Plus Inc*                                                  55,800
        4,000  Dillard's Inc, Class A                                          55,800
        2,000  Dollar Tree Stores Inc*                                         41,300
        3,200  Dover Motorsports Inc                                           11,520
        3,500  Fisher Scientific International Inc*                           100,555
        3,400  Fossil Inc*                                                     61,132
        2,100  Fred's Inc                                                      51,198
        1,500  FTI Consulting Inc*                                             64,500
        4,800  G TECH Holdings Corp*                                          139,680
        1,300  Genesco Inc*                                                    17,745
        3,400  Getty Images Inc*                                               99,790
        2,600  Gymboree Corp*                                                  33,488
        4,500  Hollywood Entertainment Corp*                                   63,270
        3,600  Isle of Capri Casinos Inc*                                      42,660
        3,500  ITT Educational Services Inc*                                   94,325
        2,800  J Jill Group Inc*                                               28,896
        2,300  Jack in the Box Inc*                                            37,973
          600  Jarden Corp*                                                    16,086
        1,300  Kenneth Cole Productions, Class A*                              29,445
        1,200  Maytag Corp                                                     28,920
        2,500  Michaels Stores Inc*                                            58,750
        3,100  Movie Gallery Inc*                                              47,123
        8,500  MPS Group Inc*                                                  41,735
        3,063  Nautilus Group Inc                                              44,958
        4,400  Oakley Inc*                                                     35,156
        1,700  Outback Steakhouse Inc                                          54,740
        2,800  Overture Services Inc*                                          44,576
        4,650  Pacific Sunwear of California*                                  82,352
        1,700  Papa Johns International Inc*                                   40,409
        1,000  Payless ShoeSource Inc*                                         46,610
        7,300  Petsmart Inc*                                                  109,135
        5,800  Pier 1 Imports Inc                                              92,626
        2,300  Pixar Inc*                                                     124,177
        2,900  QRS Corp*                                                       16,646
        2,500  Quiksilver Inc*                                                 62,750
        4,000  Reader's Digest Association                                     43,240

2             See accompanying notes to the financial statements.

GMO SMALL CAP GROWTH FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2003

   SHARES      DESCRIPTION                                                VALUE ($)
-------------------------------------------------------------------------------------
               CONSUMER DISCRETIONARY -- CONTINUED
        4,000  Reebok International Ltd*                                      125,000
        3,800  Regis Corp                                                      88,464
        3,200  Rent-A-Center Inc*                                             159,840
        6,100  Ross Stores Inc                                                208,681
        4,000  Saks Inc*                                                       30,760
        2,700  Sharper Image Corp*                                             41,580
        3,700  Sinclair Broadcast Group, Class A*                              32,338
        3,700  Skechers U.S.A. Inc*                                            21,756
        2,400  Sonic Automotive Inc*                                           36,528
        1,600  Steven Madden Ltd*                                              27,120
        5,000  Take-Two Interactive Software*                                 104,550
        6,200  TeleTech Holdings Inc*                                          31,682
        2,500  Timberland Co*                                                  96,000
        3,700  Topps Inc (The)*                                                29,859
        1,800  Tractor Supply Co*                                              59,526
        7,400  United Online Inc*                                             105,524
        1,900  United Stationers Inc*                                          39,501
        2,200  Urban Outfitters Inc*                                           41,646
        1,700  Waste Connections Inc*                                          56,576
                                                                        -------------
                                                                            5,387,060
                                                                        -------------
               CONSUMER STAPLES -- 3.0%
        2,900  Constellation Brands Inc, Class A*                              71,427
        1,500  Coors (Adolph) Co, Class B                                      72,150
        2,400  Dole Food Co                                                    78,720
        1,700  Natures Sunshine Products Inc                                   14,333
        3,400  NBTY Inc*                                                       60,792
        6,100  The Dial Corp                                                  110,959
        2,400  Whole Foods Market Inc*                                        122,568
                                                                        -------------
                                                                              530,949
                                                                        -------------
               FINANCIAL SERVICES -- 10.7%
        9,800  Checkfree Corp*                                                205,604
        3,400  Commerce Bancorp Inc                                           140,488
        5,500  CompuCredit Corp*                                               28,600
        4,400  Doral Financial Corp                                           142,604
        4,500  Espeed Inc*                                                     46,440
        1,900  Factset Research Systems Inc                                    48,621
        6,000  Fidelity National Financial Inc                                196,980

              See accompanying notes to the financial statements.              3

GMO SMALL CAP GROWTH FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2003

   SHARES      DESCRIPTION                                                VALUE ($)
-------------------------------------------------------------------------------------
               FINANCIAL SERVICES -- CONTINUED
        3,300  First American Financial Corp                                   76,230
        2,200  First Midwest Bancorp Inc                                       57,464
        2,800  General Growth Properties, REIT                                146,356
        1,500  Greater Bay Bancorp                                             24,015
        1,800  Irwin Financial Corp                                            32,580
          900  McGrath Rentcorp                                                20,340
        3,300  New Century Financial Corp                                      87,879
        4,112  New York Community Bancorp Inc                                 117,644
        1,800  Nuveen Investments Inc                                          40,086
       25,300  Providian Financial Corp*                                      154,330
        2,600  Roslyn Bancorp Inc                                              51,792
        2,100  Sandy Spring Bancorp Inc                                        67,956
        1,000  Silicon Valley Bancshares*                                      17,350
        1,300  Southwest Bancorporation of Texas Inc*                          41,106
        1,000  Triad Guaranty Inc*                                             33,410
        2,500  UCBH Holdings Inc                                              105,250
                                                                        -------------
                                                                            1,883,125
                                                                        -------------
               HEALTH CARE -- 17.5%
        2,400  Accredo Health Inc*                                             57,000
        2,200  AdvancePCS*                                                     61,446
        3,700  Allos Therapeutics Inc*                                         16,280
        2,500  American Medical Systems Holdings Inc*                          40,400
        4,000  American Pharmaceutical Partners Inc*                           73,200
        5,800  Amylin Pharmaceuticals Inc*                                     88,972
        2,300  Aspect Medical Systems Inc*                                     10,511
        3,400  AVI BioPharma Inc*                                              10,744
        1,800  Biosite Inc*                                                    56,286
          900  Centene Corp*                                                   22,950
        2,300  Cerner Corp*                                                    76,406
        3,900  Charles River Laboratories International Inc*                  116,649
        2,300  Chattem Inc*                                                    35,696
        2,200  Cooper (The) Companies Inc                                      63,910
        2,800  Covance Inc*                                                    65,940
        5,000  Coventry Health Care Inc*                                      141,650
        2,200  Curative Health Services Inc*                                   36,828
        2,200  Cyberonics*                                                     37,400
        3,900  DaVita Inc*                                                     80,925
        2,600  Hanger Orthopedic Group Inc*                                    27,118
        1,400  Health Net Inc*                                                 35,154

4             See accompanying notes to the financial statements.

GMO SMALL CAP GROWTH FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2003

   SHARES      DESCRIPTION                                                VALUE ($)
-------------------------------------------------------------------------------------
               HEALTH CARE -- CONTINUED
        1,700  Henry Schein Inc*                                               68,000
        2,300  Hologic Inc*                                                    16,629
          500  ICN Pharmaceuticals Inc                                          4,810
        1,300  Idexx Laboratories Inc*                                         47,398
        2,900  Immucor Inc*                                                    57,217
        1,500  LabOne Inc*                                                     29,460
        5,900  Lincare Holdings Inc*                                          176,410
        3,800  Mentor Corp                                                     66,044
        4,200  MGI Pharma Inc*                                                 42,084
        5,000  Mid Atlantic Medical Services Inc*                             178,750
        1,700  Odyssey HealthCare Inc*                                         39,287
        1,400  Patterson Dental Co*                                            61,614
        1,300  Pediatrix Medical Group Inc*                                    36,725
        3,600  Pharmaceutical Product Development Inc*                        112,932
        2,800  Pharmaceutical Resources Inc*                                  104,860
        1,400  PolyMedica Corp                                                 40,866
        1,200  Renal Care Group Inc*                                           35,124
        2,200  Scios Inc*                                                      96,008
        2,500  Stericycle Inc*                                                 88,575
        5,900  Steris Corp*                                                   148,975
        3,200  United Surgical Partners International Inc*                     58,752
        3,000  Universal Health Services, Class B*                            116,520
        4,200  Varian Medical Systems Inc*                                    212,310
        4,500  VitalWorks Inc*                                                 17,280
        2,700  Watson Pharmaceutical Inc*                                      83,511
                                                                        -------------
                                                                            3,095,606
                                                                        -------------
               MATERIALS & PROCESSING -- 2.9%
       14,900  Crown Holdings Inc*                                             85,228
        6,600  Energizer Holdings Inc*                                        175,230
        1,000  MeadWestvaco Corp                                               23,190
        3,200  Owens Illinois Inc*                                             28,800
        2,300  Phelps Dodge Corp*                                              82,708
        1,900  Royal Gold Inc                                                  36,955
        1,300  Sealed Air Corp*                                                47,151
          800  Trex Company Inc*                                               26,000
                                                                        -------------
                                                                              505,262
                                                                        -------------

              See accompanying notes to the financial statements.

GMO SMALL CAP GROWTH FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2003

   SHARES      DESCRIPTION                                                VALUE ($)
-------------------------------------------------------------------------------------
               OTHER -- 0.5%
        1,800  FMC Corp*                                                       27,954
        1,700  Lancaster Colony Corp                                           64,566
                                                                        -------------
                                                                               92,520
                                                                        -------------
               OTHER ENERGY -- 8.3%
        6,900  Chesapeake Energy Corp                                          56,028
        1,700  Clayton Williams Energy Inc*                                    21,573
        3,800  Cooper Cameron Corp*                                           197,600
        5,200  Denbury Resources Inc*                                          59,696
        3,300  Helmerich & Payne Inc                                           90,750
        4,000  National-Oilwell Inc*                                           90,000
        1,750  Patina Oil & Gas Corp                                           58,240
        2,900  Patterson-UTI Energy Inc*                                       96,106
        5,000  Pioneer Natural Resources Co*                                  130,750
        4,100  Pogo Producing Co                                              162,975
        6,900  Pride International Inc*                                       100,050
        4,600  Rowan Cos Inc                                                   90,298
        1,100  Stone Energy Corp*                                              37,675
        4,800  Varco International Inc*                                        91,008
        3,800  Vintage Petroleum Inc                                           37,810
        6,000  XTO Energy Inc                                                 151,260
                                                                        -------------
                                                                            1,471,819
                                                                        -------------
               PRODUCER DURABLES -- 5.7%
        5,800  American Power Conversion Corp*                                 90,712
        2,300  Ametek Inc                                                      75,854
        4,300  Asyst Technologies Inc*                                         27,821
        2,100  Cohu Inc                                                        31,395
        1,200  Engineered Support Systems                                      43,332
        3,200  Hovnanian Enterprises Inc*                                     105,056
        4,500  Interdigital Communications Corp*                               64,710
        2,300  KB HOME                                                        107,870
        1,300  Manitowoc Co Inc                                                23,621
        1,300  Meritage Corporation*                                           41,080
          500  NVR Inc*                                                       165,975
        2,800  Plantronics Inc*                                                40,348
        1,700  Pulte Corp                                                      86,411
        2,200  Rayovac Corp.*                                                  26,950
        3,500  Somera Communications Inc*                                       3,780

6             See accompanying notes to the financial statements.

GMO SMALL CAP GROWTH FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2003

   SHARES      DESCRIPTION                                                VALUE ($)
-------------------------------------------------------------------------------------
               PRODUCER DURABLES -- CONTINUED
        2,400  Standard Pacific Corp                                           61,848
        4,600  Trident Microsystems Inc*                                       15,962
                                                                        -------------
                                                                            1,012,725
                                                                        -------------
               TECHNOLOGY -- 13.2%
        5,800  Acxiom Corp*                                                    88,508
        8,800  Adaptec Inc*                                                    53,592
        2,300  Adtran Inc*                                                     74,037
        2,500  American Management Systems Inc*                                26,500
          700  Analogic Corp                                                   31,801
        3,000  Autodesk Inc                                                    43,470
        3,200  Benchmark Electronics Inc*                                     111,488
        1,400  Black Box Corp                                                  56,924
        6,500  Ceridian Corp*                                                  89,700
        6,300  Ciber Inc*                                                      34,020
       13,000  Ciena Corp*                                                     70,460
        7,100  Citrix Systems Inc*                                             85,200
        1,700  Cognizant Technology Solutions Corp*                           119,340
        6,600  Cray Inc*                                                       56,298
        4,900  Cree Inc*                                                       83,398
        3,900  Digital River Inc*                                              35,022
       11,900  Foundry Networks Inc*                                          105,553
        3,200  Imation Corp*                                                  115,200
        2,100  Invision Technologies Inc*                                      45,927
        2,200  j2 Global Communications Inc*                                   52,558
        3,900  Mercury Interactive Corp*                                      126,555
        5,500  NetScreen Technologies Inc*                                    107,415
        3,300  Newport Corp*                                                   40,425
        3,400  Omnivision Technologies*                                        64,600
        8,900  Pinnacle Systems Inc*                                           86,419
        4,500  Quadramed Corp*                                                  1,890
        4,400  Rambus Inc*                                                     66,792
        6,000  Sandisk Corp*                                                  100,080
        6,300  ScanSoft Inc*                                                   28,350
        5,600  Silicon Laboratories Inc*                                      151,872
        1,100  Siliconix Inc*                                                  24,641
        2,100  SPSS Inc*                                                       22,890
        2,000  Supertex Inc*                                                   29,480
        4,600  Syntel Inc*                                                     87,170

              See accompanying notes to the financial statements.              7

GMO SMALL CAP GROWTH FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2003

   SHARES/
PAR VALUE ($)  DESCRIPTION                                                VALUE ($)
-------------------------------------------------------------------------------------
               TECHNOLOGY -- CONTINUED
        7,200  Zomax Inc*                                                      24,264
                                                                        -------------
                                                                            2,341,839
                                                                        -------------
               UTILITIES -- 2.1%
        1,600  Commonwealth Telephone Enterprises Inc*                         60,416
        1,800  Edison International*                                           22,248
          700  Energen Corp                                                    21,294
        2,200  IDT Corp*                                                       34,210
       37,200  Level 3 Communications Inc*                                    183,768
        1,000  UGI Corp                                                        41,400
                                                                        -------------
                                                                              363,336
                                                                        -------------

               TOTAL COMMON STOCKS (COST $17,562,832)                      17,272,690
                                                                        -------------
               RIGHTS AND WARRANTS -- 0.1%
               CONSUMER DISCRETIONARY -- 0.1%
          403  Expedia Inc Warrants, Expires 2/04/09*                          14,911
                                                                        -------------
               HEALTH CARE -- 0.0%
        2,800  Endo Pharmaceutical Warrants, Expires 3/31/03*                     112
                                                                        -------------

               TOTAL RIGHTS AND WARRANTS (COST $16,346)                        15,023
                                                                        -------------
               SHORT-TERM INVESTMENTS -- 14.9%
               CASH EQUIVALENTS -- 12.1%
      935,290  Dreyfus Money Market Fund(a)                                   935,290
$     660,915  Harris Trust & Savings Bank Eurodollar Time Deposit,
                 1.26%, due 3/24/03(a)                                        660,915
      545,254  Merrimac Money Market Fund(a)                                  545,254
                                                                        -------------
                                                                            2,141,459
                                                                        -------------
               U.S. GOVERNMENT -- 0.6%
$     100,000  U.S. Treasury Bill, 1.14%, due 4/24/03(b)                       99,816
                                                                        -------------

              See accompanying notes to the financial statements.
8

GMO SMALL CAP GROWTH FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2003

PAR VALUE ($)  DESCRIPTION                                                VALUE ($)
-------------------------------------------------------------------------------------
               REPURCHASE AGREEMENT -- 2.2%
$     387,035  Salomon Smith Barney Inc. Repurchase Agreement, dated
               2/28/03, due 3/3/03, with a maturity value of $387,047
               and an effective yield of 0.36%, collateralized by a
               U.S. Treasury Note with a rate of 3.625%, maturity date
               of 3/31/04 and a market value, including accrued
               interest of $416,441.                                          387,035
                                                                        -------------

               TOTAL SHORT-TERM INVESTMENTS (COST $2,628,310)               2,628,310
                                                                        -------------
               TOTAL INVESTMENTS -- 112.7%
               (Cost $20,207,488)                                          19,916,023

               Other Assets and Liabilities (net) -- (12.7%)               (2,247,250)
                                                                        -------------
               TOTAL NET ASSETS -- 100.0%                               $  17,668,773
                                                                        =============

               NOTES TO THE SCHEDULE OF INVESTMENTS:

REIT - Real Estate Investment Trust

*    Non-income producing security.

(a)  Represents investment of security lending collateral (Note 1).

(b) All or a portion of this security has been segregated to cover margin requirements on open financial futures contracts (Note 6).

              See accompanying notes to the financial statements.              9

GMO SMALL CAP GROWTH FUND
(A SERIES OF GMO TRUST)
STATEMENT OF ASSETS AND LIABILITIES -- FEBRUARY 28, 2003
--------------------------------------------------------------------------------

ASSETS:
   Investments, at value, including securities on loan of
    $2,052,649 (cost $20,207,488) (Note 1)                    $19,916,023
   Receivable for investments sold                              1,096,423
   Dividends and interest receivable                                5,079
   Receivable for expenses reimbursed by Manager (Note 2)           4,536
                                                              -----------

      Total assets                                             21,022,061
                                                              -----------

LIABILITIES:
   Payable for investments purchased                            1,173,742
   Payable upon return of securities loaned (Note 1)            2,141,459
   Payable to affiliate for (Note 2):
      Management fee                                                4,276
      Shareholder service fee                                       1,944
   Payable for variation margin on open futures contracts
    (Notes 1 and 6)                                                 1,261
   Accrued expenses                                                30,606
                                                              -----------

      Total liabilities                                         3,353,288
                                                              -----------
NET ASSETS                                                    $17,668,773
                                                              ===========

NET ASSETS CONSIST OF:
   Paid-in capital                                            $23,653,269
   Accumulated net realized loss                               (5,691,770)
   Net unrealized depreciation                                   (292,726)
                                                              -----------
                                                              $17,668,773
                                                              ===========

NET ASSETS ATTRIBUTABLE TO:
   Class III shares                                           $17,668,773
                                                              ===========

SHARES OUTSTANDING:
   Class III                                                    1,306,561
                                                              ===========

NET ASSET VALUE PER SHARE:
   Class III                                                  $     13.52
                                                              ===========

10            See accompanying notes to the financial statements.

GMO SMALL CAP GROWTH FUND
(A SERIES OF GMO TRUST)
STATEMENT OF OPERATIONS -- YEAR ENDED FEBRUARY 28, 2003
--------------------------------------------------------------------------------

INVESTMENT INCOME:
   Dividends (net of withholding taxes of $196)               $    54,929
   Interest (including securities lending income of $7,573)        12,672
                                                              -----------

      Total income                                                 67,601
                                                              -----------
EXPENSES:
   Management fee (Note 2)                                         51,709
   Audit fees                                                      33,860
   Custodian and transfer agent fees                               20,378
   Registration fees                                                1,764
   Trustees fees and related expenses (Note 2)                      1,164
   Legal fees                                                         284
   Miscellaneous                                                    1,099
   Fees reimbursed by Manager (Note 2)                            (57,285)
                                                              -----------
                                                                   52,973
   Shareholder service fee (Note 2) - Class III                    23,504
                                                              -----------
      Net expenses                                                 76,477
                                                              -----------

            Net investment loss                                    (8,876)
                                                              -----------

REALIZED AND UNREALIZED GAIN (LOSS):
   Net realized loss on:
      Investments                                              (1,441,976)
      Closed futures contracts                                    (36,321)
                                                              -----------

         Net realized loss                                     (1,478,297)
                                                              -----------

   Change in net unrealized appreciation (depreciation) on:
      Investments                                              (1,391,464)
      Open futures contracts                                       11,582
                                                              -----------

         Net unrealized loss                                   (1,379,882)
                                                              -----------

      Net realized and unrealized loss                         (2,858,179)
                                                              -----------

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS          $(2,867,055)
                                                              ===========

              See accompanying notes to the financial statements.             11

GMO SMALL CAP GROWTH FUND
(A SERIES OF GMO TRUST)
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                            YEAR ENDED         YEAR ENDED
                                                         FEBRUARY 28, 2003  FEBRUARY 28, 2002
                                                         -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
   Net investment income (loss)                             $    (8,876)       $    13,089
   Net realized loss                                         (1,478,297)        (4,129,648)
   Change in net unrealized appreciation (depreciation)      (1,379,882)         2,747,114
                                                            -----------        -----------

   Net decrease in net assets from operations                (2,867,055)        (1,369,445)
                                                            -----------        -----------
Distributions to shareholders from:
   Net investment income
      Class III                                                      --            (12,318)
                                                            -----------        -----------
      Total distributions from net investment income                 --            (12,318)
                                                            -----------        -----------
   Net realized gains
      Class III                                                      --         (1,633,992)
                                                            -----------        -----------
      Total distributions from net realized gains                    --         (1,633,992)
                                                            -----------        -----------

                                                                     --         (1,646,310)
                                                            -----------        -----------
   Net share transactions (Note 5):
      Class III                                               3,486,588            108,455
                                                            -----------        -----------
   Increase in net assets resulting from net share
    transactions                                              3,486,588            108,455
                                                            -----------        -----------

      Total increase (decrease) in net assets                   619,533         (2,907,300)
NET ASSETS:
   Beginning of period                                       17,049,240         19,956,540
                                                            -----------        -----------
   End of period                                            $17,668,773        $17,049,240
                                                            ===========        ===========

12            See accompanying notes to the financial statements.

GMO SMALL CAP GROWTH FUND
(A SERIES OF GMO TRUST)
FINANCIAL HIGHLIGHTS
(FOR A CLASS III SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------

                                                             YEAR ENDED FEBRUARY 28/29,
                                          ----------------------------------------------------------------
                                           2003     2002        2001++          2000++          1999++
                                          -------  -------  --------------  --------------  --------------
NET ASSET VALUE, BEGINNING OF PERIOD      $ 16.48  $ 19.08     $ 168.70        $ 108.80        $ 122.80
                                          -------  -------     --------        --------        --------

Income from investment operations:
   Net investment income (loss)             (0.01)+    0.01+       (0.04)          0.10            0.30
   Net realized and unrealized gain
     (loss)                                 (2.95)   (1.12)      (37.26)          70.20           (9.80)
                                          -------  -------     --------        --------        --------

      Total from investment operations      (2.96)   (1.11)      (37.30)          70.30           (9.50)
                                          -------  -------     --------        --------        --------

Less distributions to shareholders:
   From net investment income                  --       --           --           (0.30)          (0.20)
   From net realized gains                     --    (1.49)     (112.32)         (10.10)          (4.30)
                                          -------  -------     --------        --------        --------

      Total distributions                      --    (1.49)     (112.32)         (10.40)          (4.50)
                                          -------  -------     --------        --------        --------
NET ASSET VALUE, END OF PERIOD            $ 13.52  $ 16.48     $  19.08        $ 168.70        $ 108.80
                                          =======  =======     ========        ========        ========
TOTAL RETURN(a)                            (17.96)%   (6.36)%      (33.14)%       67.27%          (8.20)%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)      $17,669  $17,049     $ 19,957        $137,290        $129,983
   Net expenses to average daily net
     assets                                  0.49%    0.48%        0.48%           0.48%           0.48%
   Net investment income (loss) to
     average daily net assets               (0.06)%    0.07%       (0.09)%         0.09%           0.21%
   Portfolio turnover rate                    116%     118%         147%            122%            113%
   Fees and expenses reimbursed by the
     Manager to average daily net
     assets:                                 0.37%    0.33%        0.19%           0.11%           0.23%
   Purchase and redemption fees
     consisted of the following per
     share amounts:(b)                    $  0.03  $  0.02     $   0.87             N/A             N/A

(a) The total returns would have been lower had certain expenses not been reimbursed during the periods shown. Calculation excludes purchase premiums and redemption fees.
(b) Effective March 1, 2000, the Fund adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies which requires the disclosure of the per share effect of purchase and redemption fees. Periods prior to March 1, 2000 have not been restated to reflect this change. Amounts calculated using average shares outstanding throughout the period.
+    Calculated using average shares outstanding throughout the period.
++ Amounts were adjusted to reflect a 1:10 reverse stock split effective December 11, 2000.

              See accompanying notes to the financial statements.             13

GMO SMALL CAP GROWTH FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS
FEBRUARY 28, 2003
--------------------------------------------------------------------------------

1.    SIGNIFICANT ACCOUNTING POLICIES

      GMO Small Cap Growth Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts Business Trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees to create an unlimited number of series ("Funds"), each of which issues a separate series of shares, and to subdivide a series of shares into classes.

      The Fund seeks long-term growth of capital. The Fund's benchmark is the Russell 2500 Growth Index.

      The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      PORTFOLIO VALUATION
      Portfolio securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair value. Shares of mutual funds are valued at their net asset value as reported on each business day. Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction. A security's value may be deemed unreliable if, for example, the Manager becomes aware of information or events occurring after the close of a foreign market that would materially affect that security's value.

      FUTURES CONTRACTS
      The Fund may purchase and sell futures contracts to manage its exposure to the financial markets. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. Upon entering into a futures contract, the Fund is required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. government and agency obligations in accordance with the initial margin requirements of the broker or exchange. In

GMO SMALL CAP GROWTH FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------
      addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contracts. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is liquidated on the following business day. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Losses may arise from the changes in the value of the underlying instrument, if there is an illiquid secondary market for the contracts, or if counterparties do not perform under the contract terms. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. See Note 6 for all open futures contracts as of February 28, 2003.

      SWAP AGREEMENTS
      The Fund may enter into swap agreements to manage its exposure to the financial markets. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into total return swap agreements, which involve a commitment by one party in the agreement to pay interest in exchange for a market linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. The Fund may also enter into contracts for differences in which the Fund agrees with the counterparty that its return will be based on the relative performance of two different groups or "baskets" of securities, adjusted by an interest rate payment. To the extent that the relative performance of the two baskets of securities exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. In connection with these agreements, cash or securities may be set aside as collateral by the Fund's custodian in accordance with the terms of the swap agreement. The Fund earns interest on cash set aside as collateral. Swaps are marked to market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. These financial instruments are not actively traded on financial markets. The values assigned to these instruments are based upon the best available information and because of the uncertainty of the valuation, these values may differ significantly from the values that would have been realized had a ready market for these instruments existed, and the differences could be material. Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, or that there may be unfavorable changes in the price of the security or index underlying these transactions. As of February 28, 2003, there were no open swap agreements.

GMO SMALL CAP GROWTH FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------

      REPURCHASE AGREEMENTS
      The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Fund and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters insolvency proceedings, recovery of cash by the Fund may be delayed or limited.

      SECURITY LENDING
      The Fund may lend its securities to certain qualified brokers. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of loss with respect to the investment of the collateral, the risk of delay in recovery or loss of rights in the collateral should the borrower of the securities fail financially. The Fund receives compensation for lending its securities. At February 28, 2003, the Fund loaned securities having a market value of $2,052,649 collateralized by cash in the amount of $2,141,459, which was invested in short-term instruments.

      TAXES AND DISTRIBUTIONS
      The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary. Taxes on foreign dividend income are withheld in accordance with the applicable country's tax treaty with the United States.

      The Fund's policy is to declare and pay distributions from net investment income quarterly, and from net realized short-term and long-term capital gains at least annually. All distributions will be paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

      Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from U.S. GAAP. During the years ended February 28, 2002 and February 28, 2003, the tax basis of distributions paid was as follows: ordinary income -- $379,334 and $0, respectively and long-term capital gains -- $1,266,976 and $0, respectively.

GMO SMALL CAP GROWTH FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------

      At February 28, 2003, the Fund had a capital loss carryforward available to offset future capital gains, if any, to the extent permitted by the Code, of $3,602,582 expiring in 2010 and $1,513,997 expiring in 2011. The Fund elected to defer to March 1, 2003 post-October losses of $511,521.

      The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 2003. This reclassification has no impact on net investment income, realized gain/loss or the net asset value of the Fund and is primarily attributable to certain differences in the computation of distributable income and capital gains under U.S. federal tax rules versus U.S. GAAP. The financial highlights exclude these adjustments.

            Accumulated          Accumulated
         Undistributed Net    Undistributed Net
         Investment Income      Realized Gain      Paid-in Capital
         -----------------    -----------------    ---------------
              $8,876                $1,062             $(9,938)

      Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

      SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
      Security transactions are accounted for on trade date. Dividend income, net of applicable foreign withholding taxes, is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and discounts. Non-cash dividends, if any, are recorded at the fair market value of the securities received. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis. Dividends representing a return of capital are reflected as a reduction of cost, when the amount of the return of capital is conclusively determined.

      EXPENSES
      The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

      PURCHASES AND REDEMPTIONS OF FUND SHARES
      The premium on cash purchases and fee on redemptions of Fund shares is .50% of the amount invested or redeemed. If the Manager determines that any portion of a cash purchase is offset by a corresponding cash redemption occurring on the same day, the purchase premium or redemption fee charged by the Fund will be reduced by 100% with respect to that portion. In addition, the purchase premium or redemption fee charged by the Fund may be waived if the Manager determines the Fund

GMO SMALL CAP GROWTH FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------
      is substantially underweighted/overweighted in cash so that a purchase or redemption will not require a securities transaction. All purchase premiums and redemption fees are paid to and recorded by the Fund as paid-in capital. For the years ended February 28, 2002 and February 28, 2003, the Fund received $8,071 and $25,921 in purchase premiums and $15,820 and $8,521 in redemption fees, respectively. There is no premium for reinvested distributions or in-kind transactions.

2.    FEES AND OTHER TRANSACTIONS WITH AFFILIATES

      GMO earns a management fee paid monthly at the annual rate of .33% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on the average daily net assets at the annual rate of .15% for Class III shares.

      GMO has entered into a binding agreement effective until at least
      June 30, 2003 to reimburse the Fund to the extent that the Fund's total annual operating expenses (excluding shareholder service fees, fees and expenses of the independent Trustees of the Trust (including legal fees), brokerage commissions and other investment-related costs, hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes), securities lending fees and expenses, interest expense and transfer taxes) exceed the management fee.

      As of February 28, 2003, substantially all of the Fund's shares were held by accounts for which the Manager has investment discretion.

      The Fund's portion of the fee paid by the Trust to the independent Trustees during the year ended February 28, 2003 was $1,081. No remuneration is paid to any Trustee or officer who is affiliated with the Manager.

3.    PURCHASES AND SALES OF SECURITIES

      Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2003, aggregated $21,726,854 and $17,670,494, respectively.

      At February 28, 2003, the cost for U.S. federal income tax purposes and gross unrealized appreciation and depreciation in value of investments were as follows:

                           Gross Unrealized    Gross Unrealized    Net Unrealized
         Aggregate Cost      Appreciation        Depreciation       Depreciation
         --------------    ----------------    ----------------    --------------
          $20,272,418         $1,366,350         $(1,722,745)        $(356,395)

GMO SMALL CAP GROWTH FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------

4.    PRINCIPAL SHAREHOLDERS

      At February 28, 2003, 60.4% of the outstanding shares of the Fund were held by two shareholders, each holding in excess of 10% of the Fund's outstanding shares. Investment activities of these shareholders may have a material effect on the Fund.

5.    SHARE TRANSACTIONS

      The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                                         Year Ended                 Year Ended
                                                      February 28, 2003          February 28, 2002
                                                   -----------------------    -----------------------
                                                    Shares       Amount        Shares       Amount
         Class III:                                --------    -----------    --------    -----------
         Shares sold                                373,781    $ 5,184,289      99,465    $ 1,677,783
         Shares issued to shareholders
           in reinvestment of distributions              --             --      92,295      1,644,603
         Shares repurchased                        (101,766)    (1,697,701)   (203,137)    (3,213,931)
                                                   --------    -----------    --------    -----------
         Net increase (decrease)                    272,015    $ 3,486,588     (11,377)   $   108,455
                                                   ========    ===========    ========    ===========

6.    FINANCIAL INSTRUMENTS

      A summary of outstanding financial instruments at February 28, 2003 is as follows:

      FINANCIAL FUTURES

               Number of                                                              Contract    Net Unrealized
               Contracts                   Type                Expiration Date         Value       Depreciation
         ---------------------    ----------------------    ----------------------    --------    --------------
            Buys
                   1              Russell 2000              March 2003                $180,250       $(1,261)
                                                                                                     =======

      At February 28, 2003, the Fund had sufficient cash and/or securities to cover any commitments or margin requirements of the relevant broker or exchange.

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE TRUSTEES OF GMO TRUST AND THE SHAREHOLDERS OF
GMO SMALL CAP GROWTH FUND

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Small Cap Growth Fund (the "Fund") (a series of GMO Trust) at February 28, 2003, and the results of its operations, the changes in its net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 15, 2003

TRUSTEES AND OFFICERS (UNAUDITED)
The following tables list the Trust's Trustees and officers; their address and age; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information includes additional information about the Trust's trustees and is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

INDEPENDENT TRUSTEES:

                                                                                                   Number of
                                                                                                 Portfolios in
                                                        Term of              Principal               Fund
                                                     Office(1) and         Occupation(s)            Complex           Other
              Name, Address,         Position(s)       Length of            During Past            Overseen       Directorships
                 and Age           Held with Fund     Time Served           Five Years            by Trustee     Held by Trustee
         ------------------------  ---------------  ---------------  -------------------------  ---------------  ---------------
         Jay O. Light              Trustee of the   Since May 1996   Professor of Business            39              *(2)
         c/o GMO Trust             Trust                             Administration and Senior
         40 Rowes Wharf                                              Associate Dean, Harvard
         Boston, MA 02110                                            University.
         Age: 61

         Donald W. Glazer, Esq.    Trustee of the   Since December   Advisory Counsel, Goodwin        39              None
         c/o GMO Trust             Trust            2000             Procter LLP; Secretary
         40 Rowes Wharf                                              and Consultant,
         Boston, MA 02110                                            Provant, Inc. (provider
         Age: 58                                                     of performance
                                                                     improvement training
                                                                     services and products)
                                                                     (1998 - present);
                                                                     Consultant -- Business
                                                                     and Law.

1 Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.
2 Mr. Light is a director of Harvard Management Company, Inc. and Security Capital European Realty. Neither of these companies has a class of securities registered pursuant to Section 12 of the Securities Exchange Act or subject to the requirements of Section 15(d) of the Act and neither of these companies is a registered investment company.

INTERESTED TRUSTEES:

                                                                                                   Number of
                                                                                                 Portfolios in
                                                        Term of              Principal               Fund
                                                     Office(1) and         Occupation(s)            Complex           Other
              Name, Address,         Position(s)       Length of            During Past            Overseen       Directorships
                 and Age           Held with Fund     Time Served           Five Years            by Trustee     Held by Trustee
         ------------------------  ---------------  ---------------  -------------------------  ---------------  ---------------

         R. Jeremy Grantham(3)     Chairman of the  Since September  Member, Grantham, Mayo,          39              None
         c/o GMO Trust             Board of         1985. President  Van Otterloo & Co. LLC.
         40 Rowes Wharf            Trustees of the  from February
         Boston, MA 02110          Trust            2002 - October
         Age: 64                                    2002.

1 Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.
3 Trustee is deemed to be an "interested person" of the Trust and Grantham, Mayo, Van Otterloo & Co. LLC, as defined by the 1940 Act.

PRINCIPAL OFFICERS:

                                                                                                       Principal Occupation(s)
              Name, Address,                 Position(s)             Term of Office(4) and Length            During Past
                  and Age                   Held with Fund                  of Time Served                    Five Years
         -------------------------  ------------------------------  ------------------------------  ------------------------------
         Scott Eston                President and Chief Executive   President and Chief Executive   Chief Financial Officer
         c/o GMO Trust              Officer of the Trust            Officer since October 2002;     (1997 - present), Chief
         40 Rowes Wharf                                             Vice President from August      Operating Officer (2000 -
         Boston, MA 02110                                           1998 - October 2002.            present) and Member, Grantham,
         Age: 47                                                                                    Mayo, Van Otterloo & Co. LLC.

         Susan Randall Harbert      Chief Financial Officer and     Chief Financial Officer Since   Member, Grantham, Mayo, Van
         c/o GMO Trust              Treasurer of the Trust          February 2000; Treasurer since  Otterloo & Co. LLC.
         40 Rowes Wharf                                             February 1998.
         Boston, MA 02110
         Age: 45

         Brent Arvidson             Assistant Treasurer of the      Since September 1998.           Senior Fund Administrator,
         c/o GMO Trust              Trust                                                           Grantham, Mayo, Van
         40 Rowes Wharf                                                                             Otterloo & Co. LLC.
         Boston, MA 02110
         Age: 33

         William R. Royer, Esq.     Vice President and Clerk of     Vice President since February   General Counsel, Anti- Money
         c/o GMO Trust              the Trust                       1997; Clerk since March 2001;   Laundering Reporting Officer
         40 Rowes Wharf                                             May 1999 - August 1999.         (July 2002 - February 2003)
         Boston, MA 02110                                                                           and Member, Grantham, Mayo,
         Age: 37                                                                                    Van Otterloo & Co. LLC.

         Elaine M. Hartnett, Esq.   Vice President and Secretary    Vice President since            Associate General Counsel,
         c/o GMO Trust              of the Trust                    August 1999; Secretary since    Grantham, Mayo, Van
         40 Rowes Wharf                                             March 2001.                     Otterloo & Co. LLC
         Boston, MA 02110                                                                           (June 1999 - present);
         Age: 58                                                                                    Associate/Junior Partner, Hale
                                                                                                    and Dorr LLP (1991 - 1999).

         Julie Perniola             Vice President and Anti- Money  Since February 2003.            Anti-Money Laundering
         c/o GMO Trust              Laundering Compliance Officer                                   Reporting Officer (February
         40 Rowes Wharf                                                                             2003 - present) and Compliance
         Boston, MA 02110                                                                           Officer, Grantham, Mayo, Van
         Age: 32                                                                                    Otterloo & Co. LLC.

4 Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

GMO SMALL CAP VALUE FUND
(A SERIES OF GMO TRUST)
ANNUAL REPORT
FEBRUARY 28, 2003

GMO SMALL CAP VALUE FUND
(A SERIES OF GMO TRUST)
--------------------------------------------------------------------------------

PORTFOLIO MANAGERS

Day-to-day management of the Fund's portfolio is the responsibility of the U.S. Quantitative Division at Grantham, Mayo, Van Otterloo & Co. LLC.

MANAGEMENT DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

The Class III shares of the GMO Small Cap Value Fund returned -18.6% for the fiscal year ended February 28, 2003, as compared to -16.6% for the Russell 2500 Value Index and -22.7% for the S&P 500. Consistent with the Fund's investment objectives and policies, the Fund was primarily invested in common stocks throughout the period.

For the fiscal year, small capitalization growth stocks outperformed large cap growth stocks by 1%, but underperformed small cap value stocks by 8%. Autos and transportation and technology were the weakest performing sectors in the Index, falling 38% and 30%, respectively, for the period. The top performing sectors in the Russell 2500 Value Index were integrated oils, energy, and financial services.

The Fund's underperformance of the benchmark for the period is attributable to sector selection. Hit the hardest were the Fund's overweight positions in the weak performing autos and transportation and consumer discretionary sectors along with an underweight position in the financial services sector. These losses were partially offset by the Fund's underweighting in healthcare and materials and processing sectors.

In spite of its weak sector attribution, the Fund gained from good stock selection. Most notable were selections in producer durables, healthcare, and auto and transportation stocks, which added 1.5% over the benchmark. The Fund, however, had weak selection among the technology, financial services, and integrated oils stocks.

The Fund incorporates three investment disciplines in the portfolio: price to intrinsic value, which has a 50% weight; price to normalized earnings, with a 30% weight; and momentum, with a 20% weight. The Fund's two value investment disciplines were disappointing for the period, with the bulk of the relative underperformance attributable to intrinsic value. Momentum also detracted, albeit a very small amount.

OUTLOOK

Over the past year, U.S. small cap value stocks have posted a significant recovery relative to their counterparts in small cap growth stocks. We believe that our process of combining value and momentum disciplines in the Small Cap Value Fund is well suited to the continued choppy market environment that we anticipate. The portfolio currently maintains overweight positions in the producer durables, consumer discretionary, and auto/transportation sectors, and underweight positions in the utilities, healthcare, technology, and financial services sectors.

THE VIEWS EXPRESSED HEREIN ARE EXCLUSIVELY THOSE OF GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC MANAGEMENT AS OF THE DATE OF THIS REPORT AND ARE SUBJECT TO CHANGE. THEY ARE NOT MEANT AS INVESTMENT ADVICE.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
   GMO SMALL CAP VALUE FUND CLASS III SHARES AND THE
                RUSSELL 2500 VALUE INDEX
                AS OF FEBRUARY 28, 2003
                                                            GMO SMALL     RUSSELL 2500   RUSSELL 2500
                                                          CAP VALUE FUND  VALUE INDEX   VALUE + INDEX*
2/28/93                                                         $9950.00    $10000.00        $10000.00
3/31/93                                                        $10342.35    $10406.51        $10373.98
6/30/93                                                        $10484.48    $10600.75        $10591.49
9/30/93                                                        $11082.88    $11263.04        $11341.84
12/31/93                                                       $11465.22    $11386.54        $11543.91
3/31/94                                                        $11349.41    $11207.07        $11287.94
6/30/94                                                        $10984.55    $11100.17        $10889.22
9/30/94                                                        $11958.62    $11634.78        $11680.27
12/31/94                                                       $11904.83    $11237.77        $11431.81
3/31/95                                                        $12631.84    $11941.66        $12276.40
6/30/95                                                        $13508.38    $13002.89        $13370.97
9/30/95                                                        $14813.83    $14042.18        $14655.61
12/31/95                                                       $15151.89    $14582.08        $15056.08
3/31/96                                                        $16057.83    $15241.28        $15937.37
6/30/96                                                        $16603.69    $15709.00        $16600.92
9/30/96                                                        $17040.00    $16196.16        $16974.90
12/31/96                                                       $18206.24    $17820.11        $17919.51
3/31/97                                                        $18064.74    $17964.62        $18063.78
6/30/97                                                        $20858.43    $20510.83        $20623.43
9/30/97                                                        $23896.22    $23064.24        $23189.53
12/31/97                                                       $23617.91    $23717.64        $23849.08
3/31/98                                                        $26249.78    $25980.94        $26124.92
6/30/98                                                        $25362.45    $25050.72        $25187.28
9/30/98                                                        $20718.44    $20924.84        $21037.46
12/31/98                                                       $23625.46    $23261.57        $23388.79
3/31/99                                                        $21329.05    $21400.16        $21515.40
6/30/99                                                        $25219.78    $24828.46        $24960.64
9/30/99                                                        $22957.66    $22683.17        $22802.09
12/31/99                                                       $24322.58    $23608.80        $23733.08
3/31/2000                                                      $24993.42    $24710.27        $24842.33
6/30/2000                                                      $24831.03    $24563.32        $24693.46
9/30/2000                                                      $26831.79    $26254.63        $26393.28
12/31/2000                                                     $28946.69    $28516.37        $28666.97
3/31/2001                                                      $28464.59    $27953.86        $28099.84
6/30/2001                                                      $31111.71    $30756.00        $30916.61
9/30/2001                                                      $27461.57    $26915.57        $27056.12
12/31/2001                                                     $31815.08    $31293.88        $31457.29
3/31/2002                                                      $34930.31    $33956.61        $34133.93
6/30/2002                                                      $33487.93    $32770.99        $32942.12
9/30/2002                                                      $26887.14    $26749.26        $26888.95
12/31/2002                                                     $28161.96    $28203.63        $28350.91
2/28/2003                                                      $26688.11    $26680.42        $26819.74


AVERAGE ANNUAL TOTAL RETURN  1 YEAR   5 YEAR  10 YEAR
Class III                    -19.39%   1.06%   10.31%

Performance shown is net of all fees after reimbursement from the manager. Returns and net asset values of fund investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. Each performance figure assumes purchase at the beginning and redemption at the end of the stated period and reflects a transaction fee of 50 bp on the purchase and 50 bp on the redemption. Transaction fees are retained by the Fund to cover trading costs. Past performance is not indicative of future performance. Information is unaudited. * The Russell 2500 Value + Index is comprised of the Russell 2500 Index from 12/31/91 to 12/31/96 and the Russell 2500 Value Index from 12/31/96 to the present.

GMO SMALL CAP VALUE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2003

   SHARES      DESCRIPTION                                                VALUE ($)
-------------------------------------------------------------------------------------
               COMMON STOCKS -- 97.3%
               AUTO & TRANSPORTATION -- 4.7%
       18,600  Airborne Inc                                                   261,144
       14,525  Arctic Cat Inc                                                 208,448
       42,650  ArvinMeritor Inc                                               651,692
       42,400  Atlantic Coast Airlines Holdings*                              267,120
       29,800  Autoliv Inc                                                    616,860
        8,100  Bandag Inc                                                     245,592
       10,500  Borg Warner Automotive Inc                                     548,310
       15,500  Celadon Group Inc*                                             128,650
       24,400  Cooper Tire & Rubber Co                                        341,844
       47,900  Dana Corp                                                      410,024
       14,800  Dura Automotive Systems Inc*                                   104,340
       12,600  Egl, Inc*                                                      159,012
        6,700  Landstar System Inc*                                           363,073
       31,300  Lear Corp*                                                   1,188,774
       21,800  Mesa Airline Group Inc*                                         81,750
        4,800  Oglebay Norton Co*                                              25,920
       10,300  Polaris Industries Inc                                         498,520
       21,800  Tenneco Automotive Inc*                                         51,230
       15,600  Tidewater Inc                                                  477,672
       11,900  US Freightways Corp                                            289,289
                                                                        -------------
                                                                            6,919,264
                                                                        -------------
               CONSUMER DISCRETIONARY -- 19.7%
       35,400  Abercrombie & Fitch Co, Class A*                               973,500
       14,800  Amerco*                                                         46,620
       46,800  American Eagle Outfitters Inc*                                 677,196
        4,700  American Woodmark Corp                                         185,650
       10,100  Angelica Corp                                                  182,305
       25,650  Applebees International Inc                                    657,666
       16,950  Banta Corp                                                     482,905
       28,400  Big Lots Inc*                                                  313,820
       23,900  Blyth Industries Inc                                           593,915
       29,800  Bombay Co Inc*                                                 143,040
       12,000  Bowne and Co Inc                                               117,600
       32,700  Boyd Gaming Corp*                                              409,077
        8,200  Brown Shoe Co Inc                                              222,548
       17,940  Burlington Coat Factory Warehouse                              281,658
       26,700  Callaway Golf Co                                               306,516

              See accompanying notes to the financial statements.              1

GMO SMALL CAP VALUE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2003

   SHARES      DESCRIPTION                                                VALUE ($)
-------------------------------------------------------------------------------------
               CONSUMER DISCRETIONARY -- CONTINUED
       20,100  Catalina Marketing Corp*                                       363,810
       11,000  CDI Corp*                                                      250,250
       12,700  CDW Computer Centers Inc*                                      554,482
       14,300  Central Garden and Pet Co*                                     327,470
       21,700  Charlotte Russe Holding Inc*                                   181,195
       13,400  Children's Place Retail Stores Inc*                            126,898
       13,600  Claire's Stores Inc                                            310,352
       11,400  Consolidated Graphics Inc*                                     275,310
       15,900  Cornell Companies Inc*                                         126,723
       10,215  Corrections Corporation of America, REIT*                      176,515
       10,900  CPI Inc                                                        139,738
       16,300  CSK Auto Corp*                                                 142,788
        6,100  CSS Industries Inc*                                            200,385
       17,500  Dave and Busters Inc*                                          144,200
       11,600  Dollar Thrifty Automotive Group Inc*                           191,980
       22,600  Dollar Tree Stores Inc*                                        466,690
       20,500  Dover Motorsports Inc                                           73,800
       30,000  Footstar Inc*                                                  260,400
       23,750  Fossil Inc*                                                    427,025
       18,000  Furniture Brands International Inc*                            327,780
       22,900  G TECH Holdings Corp*                                          666,390
        9,400  Getty Images Inc*                                              275,890
       28,600  Goody's Family Clothing Inc*                                    90,948
       11,900  Group 1 Automotive Inc*                                        277,151
       13,900  Ihop Corp*                                                     313,445
       66,700  IKON Office Solutions Inc                                      467,567
       21,800  Isle of Capri Casinos Inc*                                     258,330
       25,100  Jack in the Box Inc*                                           414,401
        6,900  Jo-ann Stores Inc, Class A*                                    138,759
       13,900  Kelly Services, Class A                                        288,008
       11,800  Kenneth Cole Productions, Class A*                             267,270
       18,000  Lone Star Steakhouse and Saloon Inc                            365,220
       30,900  Luby's Inc*                                                     42,024
       15,300  Mandalay Resort Group*                                         386,172
       16,800  Manpower Inc                                                   510,216
       13,650  Marcus Corp                                                    182,910
       14,000  Maytag Corp                                                    337,400
        3,300  McClatchy Co, Class A                                          178,926
       15,800  Mohawk Industries Inc*                                         780,204
       64,600  MPS Group Inc*                                                 317,186

2             See accompanying notes to the financial statements.

GMO SMALL CAP VALUE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2003

   SHARES      DESCRIPTION                                                VALUE ($)
-------------------------------------------------------------------------------------
               CONSUMER DISCRETIONARY -- CONTINUED
       23,600  Nautilus Group Inc                                             346,448
       16,900  Neiman Marcus Group Inc, Class A*                              457,652
        8,900  Nelson (Thomas) Inc*                                            82,503
       38,100  Nu Skin Enterprises Inc                                        400,812
       16,000  Outback Steakhouse Inc                                         515,200
       18,800  Papa Johns International Inc*                                  446,876
       15,500  Payless ShoeSource Inc*                                        722,455
       12,000  Pdi Inc*                                                       115,800
       31,200  Pier 1 Imports Inc                                             498,264
       20,500  Pinnacle Entertainment Inc*                                     81,385
       18,400  Polo Ralph Lauren Corp*                                        371,496
       30,900  Prime Hospitality Corp*                                        159,444
       20,400  QRS Corp*                                                      117,096
        8,100  Quiksilver Inc*                                                203,310
       15,000  Reebok International Ltd*                                      468,750
       20,500  Rent-A-Center Inc*                                           1,023,975
       14,500  Republic Services Inc, Class A*                                276,515
       23,200  Ross Stores Inc                                                793,672
       10,600  Russell Corp                                                   171,190
       33,000  Ryan's Family Steak Houses Inc*                                340,890
       24,600  Saks Inc*                                                      189,174
       15,100  Salton Inc*                                                    152,963
        9,400  Sharper Image Corp*                                            144,760
       23,900  Shopko Stores Inc*                                             261,705
       22,900  Sinclair Broadcast Group, Class A*                             200,146
       14,600  Snap-On Inc                                                    364,854
       11,500  Sonic Automotive Inc*                                          175,030
       50,900  Spherion Corp*                                                 308,963
       52,500  Spiegel Inc, Class A*                                            6,825
       23,100  Sports Authority Inc*                                          148,533
       16,700  Steven Madden Ltd*                                             283,065
       13,500  Tech Data Corp*                                                305,370
        7,400  Tractor Supply Co*                                             244,718
       39,300  Trans World Entertainment Corp*                                 94,320
       17,200  United Online Inc*                                             245,272
       25,700  United Stationers Inc*                                         534,303
       19,600  Wallace Computer Services                                      499,604
                                                                        -------------
                                                                           28,973,562
                                                                        -------------

              See accompanying notes to the financial statements.

GMO SMALL CAP VALUE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2003

   SHARES      DESCRIPTION                                                VALUE ($)
-------------------------------------------------------------------------------------
               CONSUMER STAPLES -- 3.0%
       24,600  Chiquita Brands International*                                 236,898
       10,400  Dean Foods Co*                                                 438,568
        2,000  Farmer Brothers Co                                             613,000
       20,200  Ingles Markets Inc, Class A                                    199,980
       57,000  PepsiAmericas Inc                                              696,540
          860  Seaboard Corp                                                  197,757
       24,400  Smithfield Foods Inc*                                          452,132
       24,600  Supervalu Inc                                                  342,432
       15,200  Universal Corp                                                 579,272
       50,400  Winn-Dixie Stores Inc                                          614,880
                                                                        -------------
                                                                            4,371,459
                                                                        -------------
               FINANCIAL SERVICES -- 29.3%
       25,100  Allmerica Financial Corp*                                      355,165
       11,300  AMB Property Corp, REIT                                        316,400
       18,800  American Financial Group Inc                                   372,804
        4,100  American National Insurance Co                                 320,989
       19,100  AmerUs Group Co, Class A                                       500,993
       30,200  Annaly Mortgage Management Inc, REIT                           546,922
       21,100  Anthracite Capital Inc, REIT                                   238,852
       13,200  Anworth Mortgage Asset Corp, REIT                              165,000
       31,900  Apex Mortgage Capital Inc, REIT                                192,357
        7,600  Argonaut Group Inc                                              95,000
       14,800  Associated Banc Corp                                           511,488
       22,500  Associated Estates Realty Corp, REIT                           127,125
       30,500  Astoria Financial Corp                                         766,160
       14,700  Baldwin and Lyons Inc, Class B                                 366,030
        9,500  Bank of Hawaii Corp                                            295,450
        8,400  Bedford Property Investors, REIT                               213,444
       27,000  Boykin Lodging Co, REIT                                        213,300
       22,300  Capstead Mortgage Corp, REIT                                   280,980
        5,000  CBL & Associates Properties Inc, REIT                          199,250
       13,800  CCC Information Services Group*                                237,222
       29,600  Checkfree Corp*                                                621,008
        6,700  City Holding Co                                                187,935
        6,500  Coastal Bancorp Inc                                            186,095
       27,900  Colonial BancGroup Inc                                         323,361
       16,800  Commerce Group Inc                                             571,536
       37,300  Commercial Net Lease Realty Inc, REIT                          553,905
       10,400  Compass Bankshares Inc                                         330,928

4             See accompanying notes to the financial statements.

GMO SMALL CAP VALUE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2003

   SHARES      DESCRIPTION                                                VALUE ($)
-------------------------------------------------------------------------------------
               FINANCIAL SERVICES -- CONTINUED
        8,700  Cullen/Frost Bankers Inc                                       271,092
       11,199  Delphi Financial Group Inc, Class A                            412,683
       12,600  Doral Financial Corp                                           408,366
       10,600  Downey Financial Corp                                          425,590
       22,500  Electro Rent Corp*                                             231,750
       13,100  Entertainment Properties Trust, REIT                           324,880
       32,400  Equity Inns Inc, REIT                                          176,580
       23,310  Equity One Inc, REIT                                           343,823
        9,400  Erie Indemnity Co, Class A                                     342,160
       17,000  Factset Research Systems Inc                                   435,030
       14,100  FBR Asset Investment Corp, REIT                                452,328
       25,064  Felcor Lodging Trust Inc, REIT                                 172,190
       69,000  Fidelity National Financial Inc                              2,265,270
       42,400  First American Financial Corp                                  979,440
       14,350  First Bancorp Puerto Rico                                      359,755
        4,100  First Citizens Bancshares, Class A                             382,571
       11,900  First Industrial Realty Trust, REIT                            334,390
       28,100  Firstmerit Corp                                                556,352
       15,700  Flagstar Bancorp Inc                                           380,725
       40,000  Fremont General Corp                                           242,800
       20,000  Friedman Billings Ramsey, Class A*                             177,400
       24,400  GATX Corp                                                      376,736
        9,700  GBC Bancorp (California)                                       222,421
       11,200  General Growth Properties, REIT                                585,424
        3,100  Granite State Bankshares Inc                                   138,852
        5,900  Hancock Holding Co                                             264,910
       21,300  Hibernia Corp, Class A                                         385,956
       18,162  Highwood Properties Inc, REIT                                  381,584
       10,900  Hospitality Properties Trust, REIT                             333,104
       27,800  Host Marriott Corp, REIT*                                      192,376
      131,500  HRPT Properties Trust, REIT                                  1,119,065
       22,400  Hudson City Bancorp Inc                                        425,376
       10,100  Hudson United Bancorp                                          318,554
       25,600  Huntington Bancshares Inc                                      491,520
       20,300  Impac Mortgage Holdings Inc, REIT                              242,788
       41,100  IndyMac Bancorp Inc, REIT                                      785,010
       20,500  Innkeepers USA Trust, REIT                                     143,295
       23,800  Interpool Inc                                                  380,800
       20,625  iStar Financial Inc, REIT                                      585,750
       29,100  JDN Realty Corp, REIT                                          350,073

              See accompanying notes to the financial statements.              5

GMO SMALL CAP VALUE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2003

   SHARES      DESCRIPTION                                                VALUE ($)
-------------------------------------------------------------------------------------
               FINANCIAL SERVICES -- CONTINUED
       13,700  Kansas City Life Insurance Co                                  541,287
       10,100  Klamath First Bancorp Inc                                      169,074
       11,500  Koger Equity Inc                                               178,020
       88,300  La Quinta Corp, REIT                                           290,507
       13,600  Landamerica Financial Group Inc                                512,720
       18,600  Lasalle Hotel Properties, REIT                                 225,060
       14,400  Macerich Co, REIT                                              462,960
       19,706  Mack-Cali Realty Corp, REIT                                    569,503
        9,400  MAF Bancorp Inc                                                319,609
       28,900  Meristar Hospitality Corp, REIT                                 77,163
       27,300  National Health Investors, REIT                                429,975
       25,900  Nationwide Financial Services, Class A                         629,370
       12,100  Nationwide Health Properties Inc, REIT                         156,816
       18,800  New Century Financial Corp                                     500,644
       25,989  New Plan Excel Realty Trust, REIT                              505,746
        8,500  Novastar Financial Inc, REIT                                   278,800
       29,600  Old Republic International Corp                                808,080
       29,900  Omega Healthcare Investors Inc, REIT*                           84,019
       29,700  PMI Group Inc                                                  804,870
        7,056  Prentiss Properties Trust, REIT                                184,938
       24,700  Prime Group Realty Trust, REIT*                                123,253
       30,100  Protective Life Corp                                           816,312
       16,500  Provident Financial Group                                      477,015
      217,200  Providian Financial Corp*                                    1,324,920
        9,000  Public Storage Inc, REIT                                       297,000
       15,600  R & G Financial Corp, Class B                                  347,100
        6,200  RAIT Investment Trust, REIT                                    133,238
       10,400  Redwood Trust Inc, REIT                                        320,008
       24,200  RFS Hotel Investors Inc, REIT                                  232,562
       12,000  Riggs National Corp                                            167,400
       19,100  Senior Housing Properties Trust, REIT                          220,414
       12,800  Silicon Valley Bancshares*                                     222,080
       45,196  Sovereign Bancorp Inc                                          613,762
        9,100  Sovran Self Storage, REIT                                      247,156
        6,700  Student Loan Group                                             631,810
        5,800  Texas Regional Bancshares, Class A                             191,922
       13,800  UICI*                                                          138,690
        6,956  UMB Financial Corp                                             256,607
        7,900  Value Line Inc                                                 366,402
       20,000  Ventas Inc, REIT                                               240,000

6             See accompanying notes to the financial statements.

GMO SMALL CAP VALUE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2003

   SHARES      DESCRIPTION                                                VALUE ($)
-------------------------------------------------------------------------------------
               FINANCIAL SERVICES -- CONTINUED
        6,200  W Holding Co Inc                                               113,088
       21,015  Washington Federal Inc                                         466,533
        7,900  Webster Financial Corp                                         281,240
        4,600  Weingarten Realty, REIT                                        178,710
       11,700  WSFS Financial Corp                                            374,985
                                                                        -------------
                                                                           42,999,836
                                                                        -------------
               HEALTH CARE -- 3.1%
        5,500  Aetna Inc                                                      231,660
       11,200  American Med Security Group*                                   144,928
       14,300  Amylin Pharmaceuticals Inc*                                    219,362
       10,000  Centene Corp*                                                  255,000
       11,400  Chattem Inc*                                                   176,928
       16,000  Cooper (The) Companies Inc                                     464,800
       31,210  Health Net Inc*                                                783,683
       29,300  Osteotech Inc*                                                 219,750
       28,600  Pacificare Health Systems Inc*                                 617,760
       11,200  PolyMedica Corp                                                326,928
       14,300  PracticeWorks Inc*                                             116,831
       29,000  Prime Medical Service Inc*                                     224,489
       38,700  Res-Care Inc*                                                  110,295
       20,900  Sierra Health Services Inc*                                    252,681
       14,000  United Therapeutics Corp*                                      221,200
        8,800  Watson Pharmaceutical Inc*                                     272,184
                                                                        -------------
                                                                            4,638,479
                                                                        -------------
               INTEGRATED OILS -- 0.2%
       14,900  Holly Corp                                                     331,525
                                                                        -------------
               MATERIALS & PROCESSING -- 9.0%
       12,800  A. Schulman Inc                                                184,960
       33,400  AK Steel Holding Corp*                                         183,366
        9,200  Albemarle Corp                                                 225,308
       29,200  Ashland Inc                                                    812,052
        6,500  Barnes Group Inc                                               124,800
       13,400  Carpenter Technology Corp                                      155,976
       11,300  Cleveland Cliffs Inc*                                          238,204
       21,500  Commercial Metals Co                                           302,505
       23,600  CompX International Inc                                        164,728
       55,500  Crown Holdings Inc*                                            317,460

              See accompanying notes to the financial statements.              7

GMO SMALL CAP VALUE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2003

   SHARES      DESCRIPTION                                                VALUE ($)
-------------------------------------------------------------------------------------
               MATERIALS & PROCESSING -- CONTINUED
       15,500  Culp Inc*                                                       93,000
       21,400  Cytec Industries Inc*                                          619,530
       21,400  Dycom Industries Inc*                                          223,416
       23,400  Energizer Holdings Inc*                                        621,270
       11,600  Great Lakes Chemical Corp                                      244,644
       10,700  Greif Brothers Corp                                            205,440
       11,600  Harsco Corp                                                    349,972
       16,800  Hercules Inc*                                                  134,904
       27,300  Intermet Corp                                                  112,749
       29,200  Lafarge Corp                                                   825,776
       16,200  Lennox International Inc                                       216,432
       15,500  LNR Property Corp                                              512,430
       12,800  Macdermid Inc                                                  280,832
       17,900  Maverick Tube Corp*                                            312,176
        6,800  Mueller Industries Inc*                                        167,416
       85,000  Owens Illinois Inc*                                            765,000
        6,800  Phelps Dodge Corp*                                             244,528
       26,900  Precision Castparts Corp                                       634,840
       10,100  Quanex Corp                                                    319,160
       21,300  Rock-Tenn Co, Class A                                          275,835
       25,600  Sealed Air Corp*                                               928,512
        7,500  Sigma Aldrich Corp                                             328,650
       12,700  Sonoco Products Co                                             263,525
       19,700  Southern Peru Copper Corp                                      306,335
        7,600  Standard Register Co                                           123,348
       13,300  Stepan Co                                                      323,323
        7,700  Texas Industries Inc                                           152,845
        5,300  Trex Company Inc*                                              172,250
        8,700  Urstadt Biddle Properties Inc, REIT                             95,700
       33,120  US Industries Inc*                                             115,920
       23,300  York International Corp                                        498,620
                                                                        -------------
                                                                           13,177,737
                                                                        -------------
               OTHER -- 1.0%
       15,800  Brunswick Corp                                                 298,620
       26,100  FMC Corp*                                                      405,333
       11,200  Kaman Corp, Class A                                            110,096
       14,400  Lancaster Colony Corp                                          546,912
        3,600  Sequa Corp, Class A*                                           126,900
                                                                        -------------
                                                                            1,487,861
                                                                        -------------

              See accompanying notes to the financial statements.
8

GMO SMALL CAP VALUE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2003

   SHARES      DESCRIPTION                                                VALUE ($)
-------------------------------------------------------------------------------------
               OTHER ENERGY -- 4.1%
       62,100  Chesapeake Energy Corp                                         504,252
       19,400  Clayton Williams Energy Inc*                                   246,186
        5,200  Cooper Cameron Corp*                                           270,400
       25,600  Denbury Resources Inc*                                         293,888
        6,000  Equitable Resources Inc                                        217,800
       41,900  Harvest Natural Resources Inc*                                 241,763
       11,500  Helmerich & Payne Inc                                          316,250
       28,500  Horizon Offshore Inc*                                          109,440
       18,800  National-Oilwell Inc*                                          423,000
       16,500  Pioneer Natural Resources Co*                                  431,475
       16,200  Pogo Producing Co                                              643,950
       25,500  Pride International Inc*                                       369,750
       17,900  Rowan Cos Inc                                                  351,377
       49,300  Tesoro Petroleum Corp*                                         263,755
       16,000  Valero Energy Corp                                             624,160
       15,400  Varco International Inc*                                       291,984
       16,200  XTO Energy Inc                                                 408,402
                                                                        -------------
                                                                            6,007,832
                                                                        -------------
               PRODUCER DURABLES -- 13.4%
        5,100  Allied Defense Group Inc/The*                                   89,097
      101,100  American Power Conversion Corp*                              1,581,204
       12,600  Ametek Inc                                                     415,548
        8,200  Beazer Homes USA, Inc*                                         478,552
        7,400  Briggs & Stratton Corp                                         292,300
       28,900  C-cor Electronics Inc*                                          85,833
       28,900  Centex Corp                                                  1,597,592
       32,300  Cooper Industries Ltd                                        1,222,555
       19,800  CTS Corp                                                       134,838
        3,800  Curtiss Wright Corp                                            207,480
        8,300  Donaldson Co Inc                                               289,255
       59,937  DR Horton Inc                                                1,097,446
       13,600  Esterline Corp*                                                233,648
       42,400  General Cable Corp                                             164,936
        9,300  Goodrich (BF) Co                                               142,941
       12,000  HON Industries Inc                                             321,720
       11,400  Hovnanian Enterprises Inc*                                     374,262
       10,500  Imagistics International Inc*                                  200,340
       36,900  KB HOME                                                      1,730,610
       17,600  Kimball International, Class B                                 238,128

              See accompanying notes to the financial statements.              9

GMO SMALL CAP VALUE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2003

   SHARES      DESCRIPTION                                                VALUE ($)
-------------------------------------------------------------------------------------
               PRODUCER DURABLES -- CONTINUED
       17,100  Lennar Corp                                                    923,229
       12,200  M/I Schottenstein Homes Inc                                    315,980
       17,000  MDC Holdings Inc                                               638,180
       48,000  Measurements Specialties Inc*                                  139,200
        7,900  Meritage Corporation*                                          249,640
       20,200  Milacron Inc                                                    94,940
        5,100  Mine Safety Appliances Co                                      182,835
       12,600  MTS Systems Inc                                                143,766
        5,000  Nacco Industries Inc, Class A                                  224,250
        3,000  NVR Inc*                                                       995,850
       22,600  Plantronics Inc*                                               325,666
       15,428  Pulte Corp                                                     784,205
       15,400  Ryland Group Inc                                               636,020
       12,050  Smith (AO) Corp, Class B                                       310,649
       20,000  Standard Pacific Corp                                          515,400
       11,700  Standex International Corp                                     223,470
       12,500  Steel Technologies Inc                                         133,000
       15,800  Steelcase Inc                                                  145,518
        8,200  Tecumseh Products Co, Class A                                  364,900
        8,400  Tecumseh Products Co, Class B                                  354,900
       47,000  Toll Brothers Inc*                                             910,390
       16,700  Watts Industries Inc, Class A                                  250,500
                                                                        -------------
                                                                           19,760,773
                                                                        -------------
               TECHNOLOGY -- 5.1%
       80,100  3 Com Corp*                                                    335,619
       49,600  Adaptec Inc*                                                   302,064
       37,000  American Management Systems Inc*                               392,200
        6,200  Analogic Corp                                                  281,666
       22,700  Avnet Inc*                                                     233,810
       22,200  AVX Corp                                                       210,012
        8,700  Benchmark Electronics Inc*                                     303,108
       16,000  Black Box Corp                                                 650,560
       38,400  Ciber Inc*                                                     207,360
       60,500  Citrix Systems Inc*                                            726,000
        9,200  Imation Corp*                                                  331,200
        9,100  Inforte Corp*                                                   59,787
       15,800  Infospace Inc*                                                 183,280
       58,000  Ingram Micro Inc, Class A*                                     600,880
       20,800  Iomega Corp*                                                   208,000

10            See accompanying notes to the financial statements.

GMO SMALL CAP VALUE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2003

   SHARES      DESCRIPTION                                                VALUE ($)
-------------------------------------------------------------------------------------
               TECHNOLOGY -- CONTINUED
       57,500  Kemet Corp*                                                    458,850
       31,900  MEMC Electronic Materials Inc*                                 294,437
       65,500  Nvidia Corp*                                                   826,610
       19,600  Pomeroy Computer Resources Inc*                                141,120
       16,500  Radisys Corp*                                                  111,045
       14,100  Sbs Technologies Inc*                                          119,286
       11,500  SCM Microsystems Inc*                                           33,580
       17,600  Sykes Enterprises Inc*                                          61,248
       26,100  Vishay Intertechnology Inc*                                    263,610
       37,700  Zomax Inc*                                                     127,049
                                                                        -------------
                                                                            7,462,381
                                                                        -------------
               UTILITIES -- 4.7%
       18,400  Alliant Energy Corp                                            289,984
       20,100  Avista Corp                                                    205,221
       20,100  DPL Inc                                                        243,210
        8,400  Energen Corp                                                   255,528
       25,600  Energy East Corp                                               481,792
        5,400  Hawaiian Electric Industries Inc                               214,920
       23,800  National Fuel Gas Co                                           465,052
       12,600  NSTAR                                                          509,292
       24,000  OGE Energy Corp                                                416,880
       17,400  Oneok Inc                                                      299,802
       20,700  Pepco Holdings Inc                                             371,565
       27,400  PNM Resources Inc                                              577,592
       15,900  Puget Energy Inc                                               321,816
        8,400  Questar Corp                                                   234,192
       25,800  SCANA Corp                                                     773,742
       17,400  Talk America Holdings Inc*                                      97,440
        8,000  UIL Holdings Corp                                              263,200
       19,340  UniSource Energy Corp                                          324,332
       23,800  Wisconsin Energy Corp                                          543,830
                                                                        -------------
                                                                            6,889,390
                                                                        -------------

               TOTAL COMMON STOCKS (COST $153,653,376)                    143,020,099
                                                                        -------------

              See accompanying notes to the financial statements.

GMO SMALL CAP VALUE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2003

   SHARES
PAR VALUE ($)  DESCRIPTION                                                VALUE ($)
-------------------------------------------------------------------------------------
               RIGHTS AND WARRANTS -- 0.0%
               CONSUMER DISCRETIONARY -- 0.0%
        6,934  Sunbeam Corporation Warrants, Expires 08/24/03*                      1
                                                                        -------------

               TOTAL RIGHTS AND WARRANTS (COST $4,334)                              1
                                                                        -------------
               SHORT-TERM INVESTMENTS -- 14.6%
               CASH EQUIVALENTS -- 9.5%
    6,070,887  Dreyfus Money Market Fund(a)                                 6,070,887
$   4,289,940  Harris Trust & Savings Bank Eurodollar Time Deposit,
                 1.26%, due 3/24/03(a)                                      4,289,940
    3,539,201  Merrimac Money Market Fund(a)                                3,539,201
                                                                        -------------
                                                                           13,900,028
                                                                        -------------
               U.S. GOVERNMENT -- 0.4%
$     660,000  U.S. Treasury Bill, 1.14%, due 4/24/03(b)                      658,787
                                                                        -------------
               REPURCHASE AGREEMENT -- 4.7%
$   6,839,453  Salomon Smith Barney Repurchase Agreement, dated
               2/28/03, due 3/03/03, with a maturity value of
               $6,839,658 and an effective yield of 0.36%,
               collateralized by a U.S. Treasury Obligation with a
               rate of 3.625%, maturity date of 3/31/04 and market
               value, including accrued interest of $7,359,112.             6,839,453
                                                                        -------------

               TOTAL SHORT-TERM INVESTMENTS (COST $21,398,268)             21,398,268
                                                                        -------------
               TOTAL INVESTMENTS -- 111.9%
               (Cost $175,055,978)                                        164,418,368

               Other Assets and Liabilities (net) -- (11.9%)              (17,503,377)
                                                                        -------------
               TOTAL NET ASSETS -- 100.0%                               $ 146,914,991
                                                                        =============
               NOTES TO THE SCHEDULE OF INVESTMENTS:

REIT - Real Estate Investment Trust

*    Non-income producing security.

(a)  Represents investment of security lending collateral (Note 1).

(b) All or a portion of this security has been segregated to cover margin requirements on open financial futures contracts (Note 6).

12            See accompanying notes to the financial statements.

GMO SMALL CAP VALUE FUND
(A SERIES OF GMO TRUST)
STATEMENT OF ASSETS AND LIABILITIES -- FEBRUARY 28, 2003
--------------------------------------------------------------------------------

ASSETS:
   Investments, at value, including securities on loan of
    $13,275,800 (cost $175,055,978) (Note 1)                  $164,418,368
   Receivable for investments sold                               5,263,997
   Receivable for Fund shares sold                                  57,116
   Dividends, interest receivable and other                        232,858
   Receivable for expenses reimbursed by Manager (Note 2)            6,692
                                                              ------------

      Total assets                                             169,979,031
                                                              ------------

LIABILITIES:
   Payable for investments purchased                             6,594,692
   Payable upon return of securities loaned (Note 1)            13,900,028
   Payable for Fund shares repurchased                           2,471,013
   Payable to affiliate for (Note 2):
      Management fee                                                37,392
      Shareholder service fee                                       16,996
   Payable for variation margin on open futures contracts
    (Notes 1 and 6)                                                    257
   Accrued expenses                                                 43,662
                                                              ------------

      Total liabilities                                         23,064,040
                                                              ------------
NET ASSETS                                                    $146,914,991
                                                              ============

NET ASSETS CONSIST OF:
   Paid-in capital                                            $165,981,678
   Accumulated undistributed net investment income                 592,822
   Distributions in excess of net realized gains                (8,947,726)
   Net unrealized depreciation                                 (10,711,783)
                                                              ------------
                                                              $146,914,991
                                                              ============

NET ASSETS ATTRIBUTABLE TO:
   Class III shares                                           $146,914,991
                                                              ============

SHARES OUTSTANDING:
   Class III                                                    14,974,852
                                                              ============

NET ASSET VALUE PER SHARE:
   Class III                                                  $       9.81
                                                              ============

              See accompanying notes to the financial statements.             13

GMO SMALL CAP VALUE FUND
(A SERIES OF GMO TRUST)
STATEMENT OF OPERATIONS -- YEAR ENDED FEBRUARY 28, 2003
--------------------------------------------------------------------------------

INVESTMENT INCOME:
   Dividends (net of withholding taxes of $778)               $  3,002,476
   Interest (including securities lending income of $23,158)       120,228
                                                              ------------

         Total income                                            3,122,704
                                                              ------------
EXPENSES:
   Management fee (Note 2)                                         609,617
   Custodian and transfer agent fees                                68,111
   Audit fees                                                       40,434
   Registration fees                                                20,676
   Legal fees                                                        8,559
   Trustees fees and related expenses (Note 2)                       5,076
   Miscellaneous                                                     2,941
   Fees reimbursed by Manager (Note 2)                            (139,504)
                                                              ------------
                                                                   615,910
   Shareholder service fee (Note 2) -- Class III                   277,099
                                                              ------------
      Net expenses                                                 893,009
                                                              ------------

         Net investment income                                   2,229,695
                                                              ------------

REALIZED AND UNREALIZED GAIN (LOSS):
   Net realized gain (loss) on:
      Investments                                               23,244,140
      Closed futures contracts                                  (1,680,316)
                                                              ------------

         Net realized gain                                      21,563,824
                                                              ------------

   Change in net unrealized appreciation (depreciation) on:
      Investments                                              (48,706,576)
      Open futures contracts                                       (35,215)
                                                              ------------

         Net unrealized loss                                   (48,741,791)
                                                              ------------

      Net realized and unrealized loss                         (27,177,967)
                                                              ------------

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS          $(24,948,272)
                                                              ============

14            See accompanying notes to the financial statements.

GMO SMALL CAP VALUE FUND
(A SERIES OF GMO TRUST)
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                            YEAR ENDED         YEAR ENDED
                                                         FEBRUARY 28, 2003  FEBRUARY 28, 2002
                                                         -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
   Net investment income                                   $   2,229,695      $  4,830,025
   Net realized gain                                          21,563,824        29,733,253
   Change in net unrealized appreciation (depreciation)      (48,741,791)        3,505,145
                                                           -------------      ------------

   Net increase (decrease) in net assets from
    operations                                               (24,948,272)       38,068,423
                                                           -------------      ------------

Distributions to shareholders from:
   Net investment income
      Class III                                               (2,143,600)       (4,491,724)
                                                           -------------      ------------
      Total distributions from net investment income          (2,143,600)       (4,491,724)
                                                           -------------      ------------

   Net realized gains
      Class III                                              (28,451,497)      (11,393,594)
                                                           -------------      ------------
      Total distributions from net realized gains            (28,451,497)      (11,393,594)
                                                           -------------      ------------

                                                             (30,595,097)      (15,885,318)
                                                           -------------      ------------
   Net share transactions (Note 5):
      Class III                                             (111,137,973)      (13,764,934)
                                                           -------------      ------------
   Decrease in net assets resulting from net share
    transactions                                            (111,137,973)      (13,764,934)
                                                           -------------      ------------

      Total increase (decrease) in net assets               (166,681,342)        8,418,171
NET ASSETS:
   Beginning of period                                       313,596,333       305,178,162
                                                           -------------      ------------
   End of period (including accumulated undistributed
    net investment income of $592,822 and $558,268,
    respectively)                                          $ 146,914,991      $313,596,333
                                                           =============      ============

              See accompanying notes to the financial statements.             15

GMO SMALL CAP VALUE FUND
(A SERIES OF GMO TRUST)
FINANCIAL HIGHLIGHTS
(FOR A CLASS III SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------

                                                       YEAR ENDED FEBRUARY 28/29,
                                          -----------------------------------------------------
                                            2003       2002       2001       2000       1999
                                          ---------  ---------  ---------  ---------  ---------
NET ASSET VALUE, BEGINNING OF PERIOD      $   14.91  $   13.86  $   12.41  $   11.69  $   18.28
                                          ---------  ---------  ---------  ---------  ---------

Income from investment operations:
   Net investment income                       0.18       0.23       0.23       0.15       0.18
   Net realized and unrealized gain
     (loss)                                   (2.74)      1.58       2.38       1.11      (2.50)
                                          ---------  ---------  ---------  ---------  ---------

      Total from investment operations        (2.56)      1.81       2.61       1.26      (2.32)
                                          ---------  ---------  ---------  ---------  ---------

Less distributions to shareholders:
   From net investment income                 (0.17)     (0.21)     (0.20)     (0.14)     (0.19)
   From net realized gains                    (2.37)     (0.55)     (0.96)     (0.40)     (4.08)
                                          ---------  ---------  ---------  ---------  ---------

      Total distributions                     (2.54)     (0.76)     (1.16)     (0.54)     (4.27)
                                          ---------  ---------  ---------  ---------  ---------
NET ASSET VALUE, END OF PERIOD            $    9.81  $   14.91  $   13.86  $   12.41  $   11.69
                                          =========  =========  =========  =========  =========
TOTAL RETURN(a)                              (18.58)%     13.39%     22.14%     10.66%    (14.74)%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)      $ 146,915  $ 313,596  $ 305,178  $ 265,778  $ 347,684
   Net expenses to average daily net
     assets                                    0.48%      0.48%      0.48%      0.48%      0.48%
   Net investment income to average
     daily net assets                          1.21%      1.60%      1.73%      1.12%      0.99%
   Portfolio turnover rate                       69%        59%       111%        50%        49%
   Fees and expenses reimbursed by the
     Manager to average daily net
     assets:                                   0.08%      0.04%      0.06%      0.06%      0.21%
   Purchase and redemption fees
     consisted of the following per
     share amounts:(b)                    $    0.08  $    0.01  $    0.03        N/A        N/A

(a) The total returns would have been lower had certain expenses not been reimbursed during the period shown. Calculation excludes purchase premiums and redemption fees.
(b) Effective March 1, 2000, the Fund adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies which requires the disclosure of the per share effect of purchase and redemption fees. Periods prior to March 1, 2000 have not been restated to reflect this change. Amounts calculated using average shares outstanding throughout the period.

16            See accompanying notes to the financial statements.

GMO SMALL CAP VALUE FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS
FEBRUARY 28, 2003
--------------------------------------------------------------------------------

1.    SIGNIFICANT ACCOUNTING POLICIES

      GMO Small Cap Value Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts Business Trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees to create an unlimited number of series ("Funds"), each of which issues a separate series of shares, and to subdivide a series of shares into classes.

      The Fund seeks long-term growth of capital. The Fund's benchmark is Russell 2500 Value Index.

      The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      PORTFOLIO VALUATION
      Portfolio securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair value. Shares of mutual funds are valued at their net asset value as reported on each business day. Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction. A security's value may be deemed unreliable if, for example, the Manager becomes aware of information or events occurring after the close of a foreign market that would materially affect that security's value.

      FUTURES CONTRACTS
      The Fund may purchase and sell futures contracts to manage its exposure to the financial markets. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. Upon entering into a futures contract, the Fund is required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. government and agency obligations in accordance with the initial margin requirements of the broker or exchange. In addition, the Fund maintains cash or securities in an amount that at least equals the net amount

GMO SMALL CAP VALUE FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------
      payable in the event the Fund must deliver the full amount of the contracts. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is liquidated on the following business day. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Losses may arise from the changes in the value of the underlying instrument, if there is an illiquid secondary market for the contracts, or if counterparties do not perform under the contract terms. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. See Note 6 for all open futures contracts as of February 28, 2003.

      SWAP AGREEMENTS
      The Fund may enter into swap agreements to manage its exposure to the financial markets. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into total return swap agreements, which involve a commitment by one party in the agreement to pay interest in exchange for a market linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. The Fund may also enter into contracts for differences in which the Fund agrees with the counterparty that its return will be based on the relative performance of two different groups or "baskets" of securities, adjusted by an interest rate payment. To the extent that the relative performance of the two baskets of securities exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. In connection with these agreements, cash or securities may be set aside as collateral by the Fund's custodian in accordance with the terms of the swap agreement. The Fund earns interest on cash set aside as collateral. Swaps are marked to market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. These financial instruments are not actively traded on financial markets. The values assigned to these instruments are based upon the best available information and because of the uncertainty of the valuation, these values may differ significantly from the values that would have been realized had a ready market for these instruments existed, and the differences could be material. Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, or that there may be unfavorable changes in the price of the security or index underlying these transactions. At February 28, 2003 the Fund held no open swap contracts.

GMO SMALL CAP VALUE FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------

      REPURCHASE AGREEMENTS
      The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Fund and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters insolvency proceedings, recovery of cash by the Fund may be delayed or limited.

      SECURITY LENDING
      The Fund may lend its securities to certain qualified brokers. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of loss with respect to the investment of collateral, the risk of delay in recovery or loss of rights in the collateral should the borrower of the securities fail financially. The Fund receives compensation for lending its securities. At February 28, 2003, the Fund loaned securities having a market value of $13,275,800, collateralized by cash in the amount of $13,900,028, which was invested in short-term instruments.

      TAXES AND DISTRIBUTIONS
      The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary. Taxes on foreign dividend income are withheld in accordance with the applicable country's tax treaty with the United States.

      The Fund's policy is to declare and pay distributions from net investment income quarterly, and from net realized short-term and long-term capital gains at least annually. All distributions will be paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

      Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from U.S. GAAP.

GMO SMALL CAP VALUE FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------

      During the years ended February 28, 2002 and February 28, 2003, the tax basis of distributions paid from ordinary income were $5,446,644 and $2,434,739, respectively. For the years ended February 28, 2002 and February 28, 2003, the distributions paid from long-term capital gains were $10,438,674 and $28,160,358, respectively.

      As of February 28, 2003, the components of distributable earnings on a tax basis consisted of $654,424 and $135,167 of undistributable ordinary income and undistributed capital gains, respectively. The temporary differences between book and tax basis distributable earnings are primarily due to losses on wash sale transactions.

      The Fund elected to defer to March 1, 2003 post-October losses of $7,181,417.

      The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 2003. This reclassification has no impact on net investment income, realized gain/loss or the net asset value of the Fund and is primarily attributable to the classification of distributions from REIT securities. The financial highlights exclude these adjustments.

            Accumulated       Distributions
         Undistributed Net    in Excess of
         Investment Income  Net Realized Gain
         -----------------  -----------------
             $(51,541)           $51,541

      Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

      SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
      Security transactions are accounted for on trade date. Dividend income, net of applicable foreign withholding taxes, is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and discounts. Non-cash dividends, if any, are recorded at the fair market value of the securities received. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis. Dividends representing a return of capital are reflected as a reduction of cost, when the amount of the return of capital is conclusively determined.

      EXPENSES
      The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

GMO SMALL CAP VALUE FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------

      PURCHASES AND REDEMPTIONS OF FUND SHARES
      The premium on cash purchases and fee on redemptions of Fund shares is .50% of the amount invested or redeemed. If the Manager determines that any portion of a cash purchase is offset by a corresponding cash redemption occurring on the same day, the purchase premium or redemption fee charged by the Fund will be reduced by 100% with respect to that portion. In addition, the purchase premium or redemption fee charged by the Fund may be waived if the Manager determines the Fund is either substantially underweight/overweight in cash so that a purchase or redemption will not require a securities transaction. All purchase premiums and redemption fees are paid to and recorded by the Fund as paid-in capital. For the years ended February 28, 2002 and February 28, 2003, the Fund received $60,393 and $202,204 in purchase premiums, respectively and $200,901 and $891,984 in redemption fees, respectively. There is no premium for reinvested distributions or in-kind transactions.

2.    FEES AND OTHER TRANSACTIONS WITH AFFILIATES

      GMO earns a management fee paid monthly at the annual rate of .33% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on the average daily net assets at the annual rate of .15% for Class III shares.

      GMO has entered into a binding agreement effective until at least
      June 30, 2003 to reimburse the Fund to the extent that the Fund's total annual operating expenses (excluding shareholder service fees, fees and expenses of the independent Trustees of the Trust (including legal fees), brokerage commissions and other investment-related costs, hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes), securities lending fees and expenses, interest expense and transfer taxes) exceed the management fee.

      As of February 28, 2003, a significant portion of the Fund's shares were held by accounts for which the Manager has investment discretion.

      The Fund's portion of the fee paid by the Trust to the independent Trustees during the year ended February 28, 2003 was $3,834. No remuneration is paid to any Trustee or officer who is affiliated with the Manager.

3.    PURCHASES AND SALES OF SECURITIES

      Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2003, aggregated $124,797,684 and $257,947,860 respectively.

GMO SMALL CAP VALUE FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------

      At February 28, 2003, the cost for U.S. federal income tax purposes and gross unrealized appreciation and depreciation in value of investments were as follows:

                         Gross Unrealized  Gross Unrealized  Net Unrealized
         Aggregate Cost    Appreciation      Depreciation     Depreciation
         --------------  ----------------  ----------------  --------------
          $177,093,229     $11,295,052       $(23,969,913)    $(12,674,861)

4.    PRINCIPAL SHAREHOLDER

      At February 28, 2003, 28.1% of the outstanding shares of the Fund were held by one shareholder. Investment activities of this shareholder may have a material effect on the Fund.

5.    SHARE TRANSACTIONS

      The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                                                Year Ended                 Year Ended
                                                            February 28, 2003          February 28, 2002
                                                        --------------------------  ------------------------
                                                          Shares        Amount        Shares       Amount
         Class III:                                     -----------  -------------  ----------  ------------
         Shares sold                                      3,311,518  $  40,822,521   1,166,998  $ 16,074,205
         Shares issued to shareholders
           in reinvestment of distributions               2,715,424     30,055,774     993,426    14,156,265
         Shares repurchased                             (12,087,686)  (182,016,268) (3,149,015)  (43,995,404)
                                                        -----------  -------------  ----------  ------------
         Net decrease                                    (6,060,744) $(111,137,973)   (988,591) $(13,764,934)
                                                        ===========  =============  ==========  ============

GMO SMALL CAP VALUE FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------

6.    FINANCIAL INSTRUMENTS

      A summary of outstanding financial instruments at February 28, 2003 is as follows:

      FUTURES CONTRACTS

         Number of                                         Contract    Net Unrealized
         Contracts       Type         Expiration Date       Value       Depreciation
         ---------  ---------------  ------------------  ------------  --------------

           Buys
              16    Russell 2000           March 2003     $2,884,000      $(74,173)
                                                                          ========

      At February 28, 2003, the Fund had sufficient cash and/or securities to cover any commitments or margin requirements of the relevant broker or exchange.

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE TRUSTEES OF GMO TRUST AND THE SHAREHOLDERS OF
GMO SMALL CAP VALUE FUND

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Small Cap Value Fund (the "Fund") (a series of GMO Trust) at February 28, 2003, and the results of its operations, the changes in its net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 15, 2003

GMO SMALL CAP VALUE FUND
(A SERIES OF GMO TRUST)
FEDERAL TAX INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

      For the fiscal year ended February 28, 2003, all of the Fund's distributions are from investment company taxable income, except that the Fund has designated 92.04% of the distributions as net capital gain dividends.

TRUSTEES AND OFFICERS (UNAUDITED)
The following tables list the Trust's Trustees and officers; their address and age; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information includes additional information about the Trust's trustees and is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

INDEPENDENT TRUSTEES:

                                                                                         Number of
                                                                                       Portfolios in
                                                        Term of         Principal          Fund
                                                     Office(1) and    Occupation(s)       Complex           Other
              Name, Address,         Position(s)       Length of       During Past       Overseen       Directorships
                 and Age           Held with Fund     Time Served      Five Years       by Trustee     Held by Trustee
         ------------------------  ---------------  ---------------  ---------------  ---------------  ---------------
         Jay O. Light              Trustee of the   Since May 1996   Professor of           39              *(2)
         c/o GMO Trust             Trust                             Business
         40 Rowes Wharf                                              Administration
         Boston, MA 02110                                            and Senior
         Age: 61                                                     Associate Dean,
                                                                     Harvard
                                                                     University.
         Donald W. Glazer, Esq.    Trustee of the   Since December   Advisory               39              None
         c/o GMO Trust             Trust            2000             Counsel,
         40 Rowes Wharf                                              Goodwin Procter
         Boston, MA 02110                                            LLP; Secretary
         Age: 58                                                     and Consultant,
                                                                     Provant, Inc.
                                                                     (provider of
                                                                     performance
                                                                     improvement
                                                                     training
                                                                     services and
                                                                     products)
                                                                     (1998 -
                                                                     present);
                                                                     Consultant --
                                                                     Business and
                                                                     Law.

 1 Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.
 2 Mr. Light is a director of Harvard Management Company, Inc. and Security Capital European Realty. Neither of these companies has a class of securities registered pursuant to Section 12 of the Securities Exchange Act or subject to the requirements of Section 15(d) of the Act and neither of these companies is a registered investment company.

INTERESTED TRUSTEES:

                                                                                         Number of
                                                                                       Portfolios in
                                                        Term of         Principal          Fund
                                                     Office(1) and    Occupation(s)       Complex           Other
              Name, Address,         Position(s)       Length of       During Past       Overseen       Directorships
                 and Age           Held with Fund     Time Served      Five Years       by Trustee     Held by Trustee
         ------------------------  ---------------  ---------------  ---------------  ---------------  ---------------
         R. Jeremy Grantham(3)     Chairman of the  Since September  Member,                39              None
         c/o GMO Trust             Board of         1985. President  Grantham, Mayo,
         40 Rowes Wharf            Trustees of the  from February    Van Otterloo &
         Boston, MA 02110          Trust            2002 - October   Co. LLC.
         Age: 64                                    2002.

 1 Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.
 3 Trustee is deemed to be an "interested person" of the Trust and Grantham, Mayo, Van Otterloo & Co. LLC, as defined by the 1940 Act.

PRINCIPAL OFFICERS:

                                                                                                       Principal Occupation(s)
              Name, Address,                 Position(s)             Term of Office(4) and Length            During Past
                  and Age                   Held with Fund                  of Time Served                    Five Years
         -------------------------  ------------------------------  ------------------------------  ------------------------------
         Scott Eston                President and Chief Executive   President and Chief Executive   Chief Financial Officer
         c/o GMO Trust              Officer of the Trust            Officer since October 2002;     (1997 - present), Chief
         40 Rowes Wharf                                             Vice President from August      Operating Officer (2000 -
         Boston, MA 02110                                           1998 - October 2002.            present) and Member, Grantham,
         Age: 47                                                                                    Mayo, Van Otterloo & Co. LLC.
         Susan Randall Harbert      Chief Financial Officer and     Chief Financial Officer Since   Member, Grantham, Mayo, Van
         c/o GMO Trust              Treasurer of the Trust          February 2000; Treasurer since  Otterloo & Co. LLC.
         40 Rowes Wharf                                             February 1998.
         Boston, MA 02110
         Age: 45
         Brent Arvidson             Assistant Treasurer of the      Since September 1998.           Senior Fund Administrator,
         c/o GMO Trust              Trust                                                           Grantham, Mayo, Van
         40 Rowes Wharf                                                                             Otterloo & Co. LLC.
         Boston, MA 02110
         Age: 33
         William R. Royer, Esq.     Vice President and Clerk of     Vice President since February   General Counsel, Anti-Money
         c/o GMO Trust              the Trust                       1997; Clerk since March 2001;   Laundering Reporting Officer
         40 Rowes Wharf                                             May 1999 - August 1999.         (July 2002 - February 2003)
         Boston, MA 02110                                                                           and Member, Grantham, Mayo,
         Age: 37                                                                                    Van Otterloo & Co. LLC.
         Elaine M. Hartnett, Esq.   Vice President and Secretary    Vice President since August     Associate General Counsel,
         c/o GMO Trust 40 Rowes     of the Trust                    1999; Secretary since March     Grantham, Mayo, Van
         Wharf Boston, MA 02110                                     2001.                           Otterloo & Co. LLC (June
         Age: 58                                                                                    1999 - present); Associate/
                                                                                                    Junior Partner, Hale and Dorr
                                                                                                    LLP (1991 - 1999).
         Julie Perniola             Vice President and Anti-Money   Since February 2003.            Anti-Money Laundering
         c/o GMO Trust              Laundering Compliance Officer                                   Reporting Officer (February
         40 Rowes Wharf                                                                             2003 - present) and Compliance
         Boston, MA 02110                                                                           Officer, Grantham, Mayo, Van
         Age: 32                                                                                    Otterloo & Co. LLC.

 4 Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

GMO TAX-MANAGED INTERNATIONAL EQUITIES FUND
(A SERIES OF GMO TRUST)
ANNUAL REPORT
FEBRUARY 28, 2003

GMO TAX-MANAGED INTERNATIONAL EQUITIES FUND
(A SERIES OF GMO TRUST)
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT

Day-to-day management of the Fund's portfolio is the responsibility of the International Quantitative Division at Grantham, Mayo, Van Otterloo & Co. LLC.

MANAGEMENT DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

The GMO Tax-Managed International Equities Fund returned -7.5% for the fiscal year ended February 28, 2003, as compared to -17.5% for the MSCI EAFE benchmark before taxes. On an after-tax basis, the Fund returned -8.3% to the benchmark's -17.3% for the same period. Consistent with the Fund's investment objectives and policies, the Fund was invested substantially in international equity securities throughout the period.

International stocks, like the U.S. market, suffered their third straight year of negative returns in 2002. World equity markets were hit by the continued global economic slowdown which came on top of valuation levels that remained high by historical standards. With the addition of corporate governance scandals and a perilous geopolitical situation, these factors combined to produce the worst bear market since 1974.

In U.S. dollar terms, foreign stocks fared slightly better than domestic equities. The MSCI EAFE Index outperformed the S&P 500 (which returned -22.7%) solely due to weakness in the dollar. Foreign investors have been slowing their inflows on declining confidence in the U.S. economy. With the continued large U.S. trade deficit and lower U.S. interest rates, this seems to have put an end to the long post 1995 dollar rally.

In local currency terms, European markets fell even further than the U.S. Germany led the way down, with that country's DAX index falling a Nasdaq-like -44% in calendar year 2002. Europe continued to suffer from the unraveling of the "TMT" bubble in the technology, media, and telecommunications sectors. Faith has all but vanished that third generation mobile phone technology will deliver pots of gold to these sectors. The insurance sector suffered from a brutal combination of rising liabilities for natural (and unnatural) disasters with deteriorating asset values as equity holdings declined in value. There were questions about the viability of the Eurozone as a single currency region and the appropriateness of its stability pact, which limits government deficits. Adhering to this pact means, for example, that Germany has neither fiscal policy nor monetary policy (now ceded to the ECB) available to stimulate its economy.

In Japan, frustration continued to mount over the lack of reform. GDP growth is stagnant and some economic indicators forecast a return to recession in 2003. The solvency of the financial sector remains a concern, and several big banks have been forced to raise additional capital at the expense of current shareholders. Prime Minister Koizumi appeared to practice business as usual with the appointment of an establishment candidate to head the central bank. Additionally, the strength of the yen against the dollar posed problems for exporters. Despite the fact that the Nikkei 225 index hit a 20-year low, Japan was the best performing major market. The MSCI Japan index fell "only" by 10%, as the decline was at least somewhat anticipated in the prices.

Within this difficult environment, GMO's disciplined investment approach produced strong relative performance. The focus on higher quality, reasonably valued stocks helped ease the pain.

GMO TAX-MANAGED INTERNATIONAL EQUITIES FUND
(A SERIES OF GMO TRUST)
--------------------------------------------------------------------------------

Generally, the most defensive sectors performed strongest in these times of uncertainty. Utility stocks led the way, and telecommunications stocks and consumer staples also outperformed the benchmark (though all sectors fell in absolute terms). Energy stocks outperformed only slightly despite a run up in oil prices to nearly $40/barrel. The outperformance of the telecommunications sector came after two dismal years, as share prices have fallen enough that the basic revenue from the traditional business is providing some valuation support even as hopes of future growth dissipate. Technology stocks performed the worst of the major sectors. Sector allocation contributed positively to the portfolio for the fiscal year, primarily due to an underweight of information technology stocks and overweight of electric utilities.

Country allocation was also a positive. The portfolio benefited both from its 8% allocation to emerging markets, which outperformed the MSCI EAFE Index by 5.8% during the fiscal year, as well as from overweights in some of the smaller markets that performed relatively well. Austria was the most notable of these, as overweighting that market, which managed positive absolute return, added close to a percentage point of relative return. Allocations to Canada and the Pacific region outside Japan were also positive as those regions had relatively strong growth. Within the emerging markets, allocations to Russia and Thailand were the strongest contributors to value added.

OUTLOOK

The silver lining to the pain of a tough bear market is that the bad news is now out in the open. With lower stock prices, dividend yields are now meaningful and there is a lower hurdle on earnings growth required to deliver capital gains. Also, many CEOs have been replaced by a more prudent generation focused on reducing debt and other more conservative means of enhancing shareholder value. Lower valuations and continued dollar weakness position international equities both to enjoy positive returns and to outperform the U.S. market.

THE VIEWS EXPRESSED HEREIN ARE EXCLUSIVELY THOSE OF GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC MANAGEMENT AS OF THE DATE OF THIS REPORT AND ARE SUBJECT TO CHANGE. THEY ARE NOT MEANT AS INVESTMENT ADVICE.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

  COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
GMO TAX-MANAGED INTERNATIONAL EQUITIES FUND CLASS III SHARES
AND THE
MSCI EAFE INDEX
AS OF FEBRUARY 28, 2003
                                                              GMO Tax-Managed International Equities Fund*  MSCI EAFE Index*
7/29/98                                                                                            $10,000           $10,000
9/30/98                                                                                             $8,700            $8,513
12/31/98                                                                                           $10,158           $10,271
3/31/99                                                                                            $10,118           $10,414
6/30/99                                                                                            $11,112           $10,679
9/30/99                                                                                            $11,143           $11,148
12/31/99                                                                                           $11,707           $13,041
3/31/2000                                                                                          $11,077           $13,027
6/30/2000                                                                                          $11,270           $12,511
9/30/2000                                                                                          $10,800           $11,502
12/31/2000                                                                                         $11,205           $11,193
3/31/2001                                                                                          $10,338            $9,659
6/30/2001                                                                                          $10,854            $9,558
9/30/2001                                                                                           $9,685            $8,220
12/31/2001                                                                                         $10,229            $8,793
3/31/2002                                                                                          $10,879            $8,838
6/30/2002                                                                                          $11,177            $8,651
9/30/2002                                                                                           $9,494            $6,944
12/31/2002                                                                                          $9,991            $7,392
2/28/2003                                                                                           $9,564            $6,920

AVERAGE ANNUAL TOTAL RETURN*
                                          Since
                              1 Year  Inception
                                        7/29/98
Class III                     -7.47%     -0.97%

Performance shown is net of all fees after reimbursement from the manager. Returns and net asset values of fund investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. Past performance is not indicative of future performance. Information is unaudited. * Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

GMO TAX-MANAGED INTERNATIONAL EQUITIES FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2003

   SHARES      DESCRIPTION                                               VALUE ($)
------------------------------------------------------------------------------------
               COMMON STOCKS -- 96.1%
               ARGENTINA -- 0.1%
        5,033  Grupo Financiero Galicia SA ADR*                               12,784
       11,600  Perez Companc SA ADR*                                          84,564
       10,500  Telecom Argentina SA ADR*                                      42,210
                                                                        ------------
                                                                             139,558
                                                                        ------------
               AUSTRALIA -- 3.3%
      110,100  AMP Diversified Property Trust                                173,049
       26,905  Australia and New Zealand Banking Group Ltd                   268,094
       40,507  Boral Ltd                                                     109,143
       44,017  CSR Ltd                                                       173,626
      146,306  General Property Trust Units                                  245,937
       54,765  National Australia Bank Ltd                                   960,467
       22,203  Orica Ltd                                                     110,890
        5,188  Patrick Corp Ltd                                               35,639
       39,504  Qantas Airways Ltd                                             73,837
       49,944  Santos Ltd                                                    177,305
       10,407  St. George Bank Ltd                                           111,153
       88,938  Telstra Corp Ltd                                              215,888
      148,269  Westfield Trust Units                                         291,526
       33,533  Woodside Petroleum Ltd                                        220,792
                                                                        ------------
                                                                           3,167,346
                                                                        ------------
               AUSTRIA -- 3.0%
        7,208  Austrian Airlines*                                             49,720
          658  Bau Holdings AG                                                48,580
        2,793  Boehler Uddeholm (Bearer)                                     139,316
        1,166  Brau Union AG                                                  84,200
        7,458  Erste Bank Der Oesterreichischen Sparkassen AG                499,174
        4,667  Flughafen Wien AG                                             169,011
          190  Generali Holding Vienna AG                                     31,946
       13,703  Immofinanz Immobilien Anlagen AG*                              87,433
          446  Lenzing AG                                                     42,061
        2,444  Mayr-Melnhof Karton AG (Bearer)                               191,291
        1,661  Oesterreichische Brau Beteiligungs AG                         135,789
        7,299  OMV AG                                                        788,653
        9,588  Telekom Austria AG*                                           101,066
        5,897  VA Technologie AG (Bearer)                                     92,159
          627  Verbund-Oesterreichische Elektrizitaetswirtschafts AG          55,623

              See accompanying notes to the financial statements.              1

GMO TAX-MANAGED INTERNATIONAL EQUITIES FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2003

   SHARES      DESCRIPTION                                               VALUE ($)
------------------------------------------------------------------------------------
               AUSTRIA -- CONTINUED
        7,208  Voestalpine AG                                                172,079
       10,046  Wienerberger AG                                               171,184
                                                                        ------------
                                                                           2,859,285
                                                                        ------------
               BELGIUM -- 2.8%
       12,433  AGFA-Gevaert NV                                               267,872
       10,875  Almanij NV                                                    350,109
        1,350  Bekaert SA                                                     47,652
          800  CMB SA                                                         42,301
        3,475  Colruyt SA                                                    206,182
        6,400  Delhaize Group                                                 97,537
        1,975  Electrabel SA                                                 495,977
       26,277  Fortis B                                                      359,681
       13,640  KBC Bancassurance Holding                                     412,221
        2,327  Solvay Et Cie                                                 137,942
        9,116  UCB SA                                                        208,393
                                                                        ------------
                                                                           2,625,867
                                                                        ------------
               BRAZIL -- 0.2%
   10,953,000  Banco do Brasil SA                                             29,462
        4,300  Petroleo Brasileiro SA (Petrobras)                             57,602
        3,200  Petroleo Brasileiro SA (Petrobras) ADR                         42,784
        1,400  Vale Do Rio Doce                                               40,796
                                                                        ------------
                                                                             170,644
                                                                        ------------
               CANADA -- 2.2%
        7,300  Bank of Montreal                                              205,799
       12,600  Bank of Nova Scotia                                           445,288
       18,300  EnCana Corp                                                   597,225
        4,400  Imperial Oil Ltd                                              139,992
        9,900  National Bank of Canada                                       215,969
        9,500  Royal Bank of Canada                                          370,486
        8,200  TransCanada PipeLines Ltd                                     122,246
                                                                        ------------
                                                                           2,097,005
                                                                        ------------
               CHINA -- 1.0%
      268,000  Brilliance China Automotive Holdings Ltd                       62,541
       32,000  China International Marine Containers Co Ltd Class B           35,122

2             See accompanying notes to the financial statements.

GMO TAX-MANAGED INTERNATIONAL EQUITIES FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2003

   SHARES      DESCRIPTION                                               VALUE ($)
------------------------------------------------------------------------------------
               CHINA -- CONTINUED
       76,000  China Mobile Ltd*                                             163,711
      502,000  China Petroleum & Chemical Corp                                94,619
       49,200  China Resources Enterprise Ltd                                 44,159
       80,000  China Unicom*                                                  48,467
       78,000  CNOOC Ltd                                                     109,513
       68,000  Cosco Pacific Ltd                                              61,469
      138,000  Denway Motors Ltd                                              53,083
       88,000  Huaneng Power International Inc Class H                        78,419
      124,000  Legend Holdings Ltd                                            42,531
      562,000  PetroChina Co Ltd Class H                                     117,457
       54,000  Zhejiang Southeast Electric Power Co Class B                   33,372
                                                                        ------------
                                                                             944,463
                                                                        ------------
               CZECH REPUBLIC -- 0.3%
       28,200  CEZ AS                                                         88,029
        1,200  Komercni Banka AS                                              86,115
          200  Philip Morris CR AS                                            74,783
                                                                        ------------
                                                                             248,927
                                                                        ------------
               DENMARK -- 0.0%
        1,600  DFDS A/S                                                       34,588
                                                                        ------------
               FINLAND -- 1.2%
       28,700  Finnair Class A                                               112,905
       36,800  Fortum Oyj                                                    241,945
       12,900  Kemira Oyj                                                     81,753
        3,900  Orion-Yhtymae Oyj                                              60,950
       22,600  Rautaruukki Oyj                                                86,472
       39,300  Sampo Oyj                                                     245,674
       10,000  Stora Enso Oyj                                                 97,972
        6,000  UPM-Kymmene Oyj                                               172,017
                                                                        ------------
                                                                           1,099,688
                                                                        ------------
               FRANCE -- 4.8%
       24,934  Arcelor*                                                      249,658
       25,754  BNP Paribas                                                 1,065,894
        3,285  Bongrain SA                                                   132,771
        8,804  Chargeurs SA                                                  222,990
        9,476  Cie de Saint-Gobain                                           286,277

              See accompanying notes to the financial statements.              3

GMO TAX-MANAGED INTERNATIONAL EQUITIES FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2003

   SHARES      DESCRIPTION                                               VALUE ($)
------------------------------------------------------------------------------------
               FRANCE -- CONTINUED
        2,834  Danone                                                        335,382
        1,128  Eiffage SA                                                     79,024
          786  Elf Gabon                                                     138,933
        2,476  Eramet                                                         50,571
        2,572  Esso S.A.F.                                                   218,996
       14,403  France Telecom SA                                             319,164
        6,543  L'Oreal SA                                                    422,418
        5,582  Renault SA                                                    235,958
       14,361  Societe Generale Class A                                      770,819
                                                                        ------------
                                                                           4,528,855
                                                                        ------------
               GERMANY -- 5.1%
       61,400  Bankgesellschaft Berlin AG*                                    94,633
       17,650  BASF AG                                                       641,081
       12,550  Commerzbank AG                                                 79,129
       44,250  DaimlerChrysler AG (Registered)                             1,349,702
        5,809  Degussa AG                                                    148,384
       21,500  Deutsche Telekom                                              247,021
       31,700  E. On AG                                                    1,347,859
       10,800  IWKA AG                                                       126,995
        4,400  Merck KGaA                                                    106,228
        3,900  Sudzucker AG                                                   61,370
       24,700  Thyssen Krupp AG                                              235,335
        9,300  Volkswagen AG                                                 372,375
                                                                        ------------
                                                                           4,810,112
                                                                        ------------
               HONG KONG -- 2.0%
      124,000  Cathay Pacific Airways                                        173,302
       98,400  CLP Holdings Ltd                                              403,739
      165,000  Hang Lung Development Co Ltd                                  139,631
       30,000  Henderson Land Development Co Ltd                              85,010
      129,500  Hong Kong Electric Holdings Ltd                               493,983
       52,000  Hong Kong Land Holdings                                        63,960
       37,700  Jardine Matheson Holdings Ltd                                 214,890
      123,500  Jardine Strategic Holdings Ltd                                311,220
                                                                        ------------
                                                                           1,885,735
                                                                        ------------
               HUNGARY -- 0.1%
       13,300  OTP Bank Rt                                                   129,661
                                                                        ------------

              See accompanying notes to the financial statements.
4

GMO TAX-MANAGED INTERNATIONAL EQUITIES FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2003

   SHARES      DESCRIPTION                                               VALUE ($)
------------------------------------------------------------------------------------
               INDIA -- 0.3%
       13,100  ICICI Banking Ltd ADR*                                         93,141
        5,000  Ranbaxy Laboratories Ltd GDR                                   72,000
        6,000  State Bank of India GDR                                        85,200
                                                                        ------------
                                                                             250,341
                                                                        ------------
               INDONESIA -- 0.3%
      274,000  Bank Central Asia Tbk                                          76,338
       32,500  Gudang Garam                                                   27,621
      743,000  PT Matahari Putra Prima Tbk                                    32,619
      349,000  Telekomunikasi IndonesiaTbk PT Class B                        140,449
                                                                        ------------
                                                                             277,027
                                                                        ------------
               IRELAND -- 0.7%
       28,801  Allied Irish Banks Plc                                        365,361
       22,104  Bank of Ireland                                               243,478
       16,000  Greencore Group                                                40,180
                                                                        ------------
                                                                             649,019
                                                                        ------------
               ISRAEL -- 0.1%
        1,700  Teva Pharmaceutical Industries ADR                             64,226
                                                                        ------------
               ITALY -- 3.1%
      119,184  ENI-Ente Nazionale Idrocarburi SPA                          1,768,846
       10,790  Fiat SPA (Savings Shares)                                      50,821
       28,600  IFIL Finanziaria di Partecipazioni SPA (Savings Shares)        63,962
      111,987  Telecom Italia Mobile SPA                                     504,524
       54,363  Telecom Italia SPA                                            377,921
       43,784  Telecom Italia SPA (Savings Shares)                           214,716
                                                                        ------------
                                                                           2,980,790
                                                                        ------------
               JAPAN -- 21.1%
        4,050  Acom Co Ltd                                                   132,916
       47,000  AIOI Insurance Co Ltd                                          95,014
       18,000  Alps Electric Co Ltd                                          219,852
        6,900  Aoki International                                             28,890
       17,000  Banyu Pharmaceutical Co Ltd                                   200,736
       17,000  Bridgestone Corp                                              191,964
       33,000  Brother Industries Ltd                                        199,019

              See accompanying notes to the financial statements.              5

GMO TAX-MANAGED INTERNATIONAL EQUITIES FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2003

   SHARES      DESCRIPTION                                               VALUE ($)
------------------------------------------------------------------------------------
               JAPAN -- CONTINUED
       17,800  Chubu Electric Power Co Inc                                   326,716
       12,700  Chugoku Electric Power Co Inc                                 194,219
      141,000  Cosmo Oil Co Ltd                                              192,015
       23,000  Daiichi Pharmaceuticals Co Ltd                                308,158
       18,000  Dainippon Printing Co Ltd                                     181,789
       26,000  Daio Paper Corp                                               188,911
       10,000  Daito Trust Construction Co Ltd                               194,967
       37,000  Daiwa House Industry Co Ltd                                   210,311
        8,000  Denso Corp                                                    119,704
           95  East Japan Railway Co                                         437,936
       27,000  Ezaki Glico Co Ltd                                            137,484
       54,000  Fuji Heavy Industries Ltd                                     208,281
        8,000  Fuji Photo Film Co Ltd                                        253,753
        1,800  Hirose Electric Co Ltd                                        127,435
      119,000  Itochu Corp                                                   283,849
       41,000  Itoham Foods Inc                                              116,524
       18,000  Izumiya Co Ltd                                                 71,863
       37,000  JACCS Co                                                      133,948
           35  Japan Tobacco Inc                                             208,712
       26,425  JFE Holdings Inc*                                             383,774
      113,000  Kajima Corp                                                   226,526
       43,000  Kamigumi Co Ltd                                               199,679
       41,000  Kandenko Co                                                   126,927
       20,600  Kansai Electric Power                                         312,420
       61,000  Kansai Paint Co                                               172,332
           77  KDDI Corp                                                     241,632
       34,000  Kirin Brewery Co Ltd                                          251,639
       46,000  Kyudenko Corp                                                 161,472
       19,000  Kyushu Electric Power Co Inc                                  279,315
       27,000  Maeda Road Construction                                        93,178
       26,000  Matsushita Electric Industrial Co Ltd                         230,696
      110,000  Mazda Motor Corp                                              232,607
       33,000  Minolta Co Ltd*                                               161,895
       50,000  Misawa Homes                                                   42,715
       21,000  Mitsubishi Corp                                               140,503
      123,000  Mitsubishi Electric Corp*                                     328,763
       17,000  Mitsubishi Estate Co Ltd                                      117,767
       90,000  Mitsubishi Motors*                                            218,482
       72,000  Mitsubishi Paper Mills Ltd*                                    91,351
          101  Mitsubishi Tokyo Finance Group Inc                            447,655

6             See accompanying notes to the financial statements.

GMO TAX-MANAGED INTERNATIONAL EQUITIES FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2003

   SHARES      DESCRIPTION                                               VALUE ($)
------------------------------------------------------------------------------------
               JAPAN -- CONTINUED
       24,000  Mitsui Chemicals Inc                                           92,163
       68,000  Mitsui Trust Holding Inc                                      120,787
          300  Mizuho Holding Inc*                                           266,441
       34,000  Mizuno Corp                                                    87,714
       10,000  MOS Food Services                                              75,703
       56,000  Nagase & Co                                                   241,100
       45,000  Nippon Express Co Ltd                                         177,754
       34,000  Nippon Flour Mills Co Ltd                                      78,511
       46,000  Nippon Hodo Co                                                213,221
       27,000  Nippon Paint Co                                                68,742
       53,000  Nippon Suisan Kaisha Ltd                                      118,351
          140  Nippon Telegraph & Telephone Corp                             506,830
       27,000  Nipponkoa Insurance Co ltd                                     93,407
       78,000  Nissan Motor Co                                               585,206
      303,000  Nisshin Steel Co Ltd*                                         205,033
       23,000  Nisshinbo Industries Inc                                       85,794
       44,000  NOF Corp                                                      116,118
       13,000  Nomura Holdings Inc                                           152,844
       40,000  Okumura Corp                                                  147,854
       12,000  Ono Pharmaceutical Co Ltd                                     376,570
        7,600  Promise Co                                                    248,137
        2,400  Rohm Co Ltd                                                   275,069
        7,000  Ryosan Co                                                      69,334
       43,000  Sankyo Co Ltd                                                 573,940
       29,000  Seino Transportation Co Ltd                                   181,518
       21,000  Sekisui House Ltd                                             148,141
       71,000  Shimizu Corp                                                  174,760
       18,000  Shiseido Co Ltd                                               208,738
       18,600  Sony Corp                                                     706,399
          137  Sumitomo Mitsui Financial Group Inc*                          319,831
       12,000  Suzuki Motor Corp                                             137,027
       24,000  Taisho Pharmaceutical Co Ltd                                  350,789
       17,000  Takeda Chemical Industries Ltd                                626,940
        7,640  Takefuji Corp                                                 378,688
       30,000  TOA Corp                                                       31,973
       36,600  Tohoku Electric Power Co Inc                                  530,309
       36,000  TonenGeneral Sekiyu KK                                        218,634
       20,000  Toppan Printing Co Ltd                                        137,704
      160,000  Toshiba Corp*                                                 465,553
       45,000  Toyo Ink Manufacturing Co Ltd                                 130,937

              See accompanying notes to the financial statements.              7

GMO TAX-MANAGED INTERNATIONAL EQUITIES FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2003

   SHARES      DESCRIPTION                                               VALUE ($)
------------------------------------------------------------------------------------
               JAPAN -- CONTINUED
       22,900  Toyota Motor Corp                                             537,513
        6,000  Yamanouchi Pharmaceutical Co Ltd                              163,417
       46,000  Yodogawa Steel Works                                          128,399
                                                                        ------------
                                                                          19,980,187
                                                                        ------------
               MEXICO -- 0.1%
        3,600  Telefonos de Mexico Class L ADR                               104,652
                                                                        ------------
               NETHERLANDS -- 4.6%
       85,886  ABN Amro Holdings NV                                        1,365,377
        4,187  Boskalis Westminster NV                                        83,441
        4,079  DSM NV                                                        149,696
        2,309  Gamma Holdings NV                                              64,705
       33,891  ING Groep NV                                                  458,423
       14,632  Koninklijke Philips Electronics NV                            244,125
        2,003  Koninklijke Ten Cate                                           57,252
        7,193  Koninklijke Wessanen NV                                        37,368
      175,931  Ron KPN NV*                                                 1,166,153
       10,322  Unilever NV                                                   585,178
        4,088  Van Ommeren Vopak*                                             46,263
        1,872  Wereldhave NV                                                 107,036
                                                                        ------------
                                                                           4,365,017
                                                                        ------------
               NEW ZEALAND -- 0.6%
       50,768  Fletcher Building Ltd                                         100,031
      199,828  Telecom Corp of New Zealand                                   468,254
                                                                        ------------
                                                                             568,285
                                                                        ------------
               NORWAY -- 2.2%
      107,586  DNB Holdings Class A                                          406,917
        2,550  Gjensidige NOR ASA                                             64,061
      174,800  Kvaerner ASA*                                                  70,749
       16,371  Norsk Hydro AS                                                627,189
       12,318  Norske Skogindustrier AS Class A                              157,305
       17,064  Orkla ASA                                                     238,156
       68,800  Statoil ASA                                                   528,119
                                                                        ------------
                                                                           2,092,496
                                                                        ------------

              See accompanying notes to the financial statements.
8

GMO TAX-MANAGED INTERNATIONAL EQUITIES FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2003

   SHARES      DESCRIPTION                                               VALUE ($)
------------------------------------------------------------------------------------
               PHILIPPINES -- 0.3%
    1,287,000  Ayala Land Inc                                                109,758
       36,000  Equitable Banking Corp*                                        15,186
       51,520  La Tondena Distillers Inc                                      30,236
        8,940  Philippine Long Distance Telephone*                            47,959
       33,000  San Miguel Corp Class B                                        40,550
                                                                        ------------
                                                                             243,689
                                                                        ------------
               POLAND -- 0.3%
       25,800  Bank Millennium SA*                                            17,538
        3,500  BRE Bank SA                                                    60,822
       19,000  KGHM Polska Miedz SA*                                          60,694
       10,200  Polifarb-Cieszyn Wroclaw SA*                                   19,550
       13,300  Polski Koncern Naftowy Orlen                                   58,291
       29,000  Telekomunikacja Polska SA*                                     86,339
                                                                        ------------
                                                                             303,234
                                                                        ------------
               RUSSIA -- 0.5%
        1,790  JSC Mining & Smelting Co ADR*                                  44,526
        2,450  Lukoil Holding Co ADR                                         146,387
        2,600  Sibneft ADR*                                                   55,900
       16,700  Yukos Oil                                                     182,447
                                                                        ------------
                                                                             429,260
                                                                        ------------
               SINGAPORE -- 2.2%
       15,550  Creative Technology Ltd                                        98,353
       35,000  DBS Group Holdings Ltd                                        193,198
       32,000  Fraser & Neave Ltd                                            147,198
        5,839  Haw Par Corp Ltd                                               11,617
       93,000  Keppel Corp Ltd                                               221,384
       63,100  Singapore Airlines Ltd                                        342,866
       22,000  Singapore Press Holdings Ltd                                  230,227
      413,100  Singapore Telecom                                             308,789
      173,680  Straits Trading Co Ltd                                        140,809
       45,000  United Overseas Bank                                          269,097
       12,478  Van Der Horst Ltd*(a)                                           5,323
       19,000  Venture Corp Ltd                                              146,393
                                                                        ------------
                                                                           2,115,254
                                                                        ------------

              See accompanying notes to the financial statements.

GMO TAX-MANAGED INTERNATIONAL EQUITIES FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2003

   SHARES      DESCRIPTION                                               VALUE ($)
------------------------------------------------------------------------------------
               SOUTH AFRICA -- 0.8%
       16,771  ABSA Group Ltd                                                 69,454
       12,000  Gencor Ltd                                                     62,119
        1,000  Impala Platinum Holdings Ltd                                   60,780
       20,278  Iscor Ltd                                                      44,629
        6,327  Nedcor Ltd                                                     75,311
       13,000  Remgro Ltd                                                     94,295
       79,900  Sanlam Ltd                                                     70,339
       13,000  Sasol Ltd                                                     153,048
       19,000  Standard Bank Investment Corp                                  67,730
        7,000  Tiger Brands Ltd                                               54,940
       35,000  Woolworths Holdings Ltd                                        22,349
                                                                        ------------
                                                                             774,994
                                                                        ------------
               SOUTH KOREA -- 1.3%
        4,600  Hyundai Department Store Co Ltd*                               38,229
          600  Kangwon Land Inc                                               64,592
        6,100  KIA Motors Corp                                                38,583
        1,700  Kookmin Credit Card Co Ltd*                                    25,351
        5,700  Korea Electric Power Corp                                      85,716
        2,100  KT Corp                                                        76,794
        5,800  LG Engineering & Construction Ltd                              68,513
        1,100  POSCO                                                         101,831
        2,140  Samsung Electronics                                           501,093
        1,100  Samsung SDI Co Ltd                                             62,665
        6,100  SK Corp                                                        64,391
          500  SK Telecom                                                     69,116
                                                                        ------------
                                                                           1,196,874
                                                                        ------------
               SPAIN -- 2.4%
       11,103  Altadis SA                                                    263,150
        9,053  CIA ESP Petroleos                                             185,389
       28,507  Endesa SA                                                     341,046
       13,250  Iberdrola SA                                                  203,074
       91,653  Repsol YPF SA                                               1,284,187
        8,620  Tableros Defibras Class B*                                     32,053
                                                                        ------------
                                                                           2,308,899
                                                                        ------------
               SWEDEN -- 1.7%
       10,500  Electrolux AB                                                 182,013

10            See accompanying notes to the financial statements.

GMO TAX-MANAGED INTERNATIONAL EQUITIES FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2003

   SHARES      DESCRIPTION                                               VALUE ($)
------------------------------------------------------------------------------------
               SWEDEN -- CONTINUED
       23,400  Gambro AB Class A                                              97,901
        7,900  Hennes & Mauritz AB                                           166,653
       42,300  Nordea AB                                                     184,432
        4,700  SSAB Swedish Steel Class A                                     57,169
        5,700  SSAB Swedish Steel Class B                                     64,978
        5,500  Svenska Handelsbanken Class B                                  72,717
       44,000  Swedish Match AB                                              330,944
      120,383  TeliaSonera AB                                                404,625
                                                                        ------------
                                                                           1,561,432
                                                                        ------------
               SWITZERLAND -- 5.8%
        6,497  Bobst Group AG (Registered)*                                  162,904
        1,973  Centerpulse Ltd*                                              379,759
        6,743  Micronas Semiconductor Hold*                                  144,209
          263  Movenpick Holdings (Bearer)*                                  109,583
       30,927  Novartis AG                                                 1,135,815
        4,392  Roche Holding AG (Bearer)                                     422,681
       32,101  Roche Holding AG (Genusschein)                              1,928,191
          840  SIG Holding AG                                                 70,310
        2,793  Swisscom AG                                                   830,073
          429  Valora Holding AG                                              71,025
          692  ZKB Finanz Vision AG*                                          56,391
        2,163  Zurich Financial Services AG                                  183,440
                                                                        ------------
                                                                           5,494,381
                                                                        ------------
               TAIWAN -- 0.9%
      103,100  Arima Computer Corp*                                           31,746
       84,000  Cheng Loong Corp*                                              25,260
      203,623  China Development Financial Holding Corp*                      76,761
       85,000  China Steel Corp                                               52,835
      114,700  Chinatrust Financial Holding Co*                               92,090
       67,000  Compal Electronics Inc                                         64,590
       98,000  Fubon Financial Holding Co Ltd                                 76,990
       15,200  Hon Hai Precision Industry Co Ltd                              48,990
      144,000  International Bank of Taipei                                   62,158
       90,200  Inventec Co Ltd                                                51,914
       11,000  MediaTek Inc                                                   81,036
       23,000  Micro-Star International Co Ltd                                36,072
       66,000  Taiwan Semiconductor*                                          79,770

              See accompanying notes to the financial statements.             11

GMO TAX-MANAGED INTERNATIONAL EQUITIES FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2003

   SHARES      DESCRIPTION                                               VALUE ($)
------------------------------------------------------------------------------------
               TAIWAN -- CONTINUED
      213,000  Walsin Lihwa Corp*                                             62,827
                                                                        ------------
                                                                             843,039
                                                                        ------------
               THAILAND -- 0.5%
       68,000  Advanced Info Service Pcl (Foreign Registered)                 61,984
      174,300  Bangkok Expressway Pcl (Foreign Registered)(a)                 61,108
       68,000  Electricity Generating Pcl (Foreign Registered) NVDR           63,574
      424,100  Land & House Pcl (Foreign Registered)                          76,821
       22,000  PTT Exploration & Production Pcl (Foreign
                 Registered)(a)                                               66,332
       61,000  PTT Pcl (Foreign Registered)(a)                                62,376
        3,000  Siam Cement Pcl NVDR                                           86,385
       68,000  Thai Union Frozen Products Pcl (Foreign Registered)            29,244
                                                                        ------------
                                                                             507,824
                                                                        ------------
               TURKEY -- 0.4%
   13,950,661  Akbank TAS*                                                    53,303
    8,117,000  Aksa Akrilik Kimya Sanayii                                     78,806
   20,232,000  Aksigorta AS                                                   70,967
    8,497,000  Arcelik AS                                                     77,173
    3,902,000  Eregli Demir ve Celik Fabrikalari TAS*                         42,772
    2,460,932  Finansbank*                                                     1,480
   34,056,000  Is Gayrimenkul Yatirim Ortakligi AS*                           18,772
    2,201,662  Turkiye Garanti Bankasi*                                        3,103
   26,202,000  Vestel Elektronik Sanayi*                                      59,904
                                                                        ------------
                                                                             406,280
                                                                        ------------
               UNITED KINGDOM -- 19.8%
       82,159  Abbey National Plc                                            504,694
       17,607  Alliance & Leicester Plc                                      214,929
       21,900  Allied Domecq Plc                                             103,312
       28,069  Associated British Food                                       224,373
        8,000  AstraZeneca Plc                                               258,064
       73,003  Aviva Plc                                                     455,061
        9,436  AWG Plc*                                                       78,178
       30,956  BAA Plc                                                       211,126
       64,070  BAE Systems Plc                                               111,008
      125,762  Barclays Plc                                                  726,982
       70,499  Boots Group Plc                                               601,853
       23,873  BP Plc                                                        150,409

12            See accompanying notes to the financial statements.

GMO TAX-MANAGED INTERNATIONAL EQUITIES FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2003

   SHARES      DESCRIPTION                                               VALUE ($)
------------------------------------------------------------------------------------
               UNITED KINGDOM -- CONTINUED
       66,675  British American Tobacco                                      651,123
      480,108  BT Group Plc                                                1,236,417
       13,100  De Vere Group Plc                                              53,699
       21,912  Diageo Plc                                                    217,436
       30,906  Gallaher Group Plc                                            303,277
       24,063  Great Portland Estates Plc                                     83,384
       57,428  GUS Plc                                                       459,058
       37,704  HBOS Plc                                                      393,146
       78,250  HSBC Holdings Plc                                             843,041
       61,910  Imperial Chemical Industries Plc                              148,222
       24,431  Imperial Tobacco Group Plc                                    381,157
       15,679  Inchcape Plc                                                  176,206
      168,900  Invensys Plc                                                   42,565
       19,548  Kelda Group Plc                                               126,239
      131,625  Kingfisher Plc                                                474,250
       33,901  Laird Group                                                    80,897
       22,529  Land Securities Group Plc                                     264,012
      151,429  Lloyds TSB Group Plc                                          844,346
            1  Marks & Spencer Group Plc                                           5
      160,685  National Grid Transco Plc                                   1,032,627
       24,600  Next Plc                                                      309,980
       16,819  Northern Rock Plc                                             178,553
       21,482  Reckitt Benckiser Plc                                         338,701
       32,570  Reed Elsevier Plc                                             237,780
       22,450  RMC Group                                                     130,128
      222,340  Rolls-Royce                                                   278,415
      162,342  Royal & Sun Alliance Insurance Group                          182,829
       16,913  Royal Bank of Scotland Group                                  387,074
       54,735  Sainsbury (J)                                                 200,014
       43,538  Scottish & Newcastle Plc                                      230,418
       38,256  Scottish & Southern Energy Plc                                379,619
       82,060  Scottish Power Plc                                            471,126
       23,105  Severn Trent Plc                                              256,205
       75,410  Shell Transport & Trading (Registered)                        436,807
       54,046  Six Continents Plc                                            526,941
       17,243  Standard Chartered Plc                                        189,301
       28,471  Tate & Lyle                                                   124,556
       44,813  Taylor Woodrow Plc                                            127,406
       36,252  Thistle Hotels Plc                                             63,953
       31,500  Unilever Plc                                                  280,825

              See accompanying notes to the financial statements.             13

GMO TAX-MANAGED INTERNATIONAL EQUITIES FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2003

   SHARES      DESCRIPTION                                               VALUE ($)
------------------------------------------------------------------------------------
               UNITED KINGDOM -- CONTINUED
       25,696  United Utilities                                              238,795
      720,162  Vodafone Group Plc                                          1,290,297
       23,682  Whitbread Plc                                                 194,341
       29,032  Wilson (Connolly) Holdings                                     74,080
       26,223  Wolseley                                                      206,932
                                                                        ------------
                                                                          18,786,172
                                                                        ------------

               TOTAL COMMON STOCKS (COST $103,663,952)                    91,045,106
                                                                        ------------
               PREFERRED STOCKS -- 1.6%
               AUSTRALIA -- 0.2%
       39,613  News Corporation Ltd 0.93%                                    205,294
                                                                        ------------
               BRAZIL -- 0.4%
   12,164,000  Bombril SA 3.53%                                               18,745
    5,312,710  Gerdau SA                                                      49,465
       76,363  Investimentos Itau SA                                          38,941
      896,000  Itaubanco SA (Registered)                                      39,415
       13,181  Petroleo Brasileiro SA (Petrobras) 3.01%                      157,662
   29,146,000  Tele Centro Oeste Celular SA 6.78%                             35,116
                                                                        ------------
                                                                             339,344
                                                                        ------------
               GERMANY -- 0.8%
       15,100  Dyckerhoff AG (Non Voting) 11.72%                              72,423
        3,000  Krones AG 2.00%                                               129,983
        2,168  RWE AG 4.35%                                                   43,929
       24,807  Villeroy & Boch AG (Non Voting) 5.78%                         213,896
       11,714  Volkswagen AG 5.30%                                           343,409
                                                                        ------------
                                                                             803,640
                                                                        ------------
               ITALY -- 0.1%
       13,860  Fiat SPA 4.95%                                                 65,729
                                                                        ------------
               SOUTH KOREA -- 0.1%
          700  Samsung Electronics (Non Voting) 4.08%                         78,583
                                                                        ------------

               TOTAL PREFERRED STOCKS (COST $2,131,456)                    1,492,590
                                                                        ------------

              See accompanying notes to the financial statements.
14

GMO TAX-MANAGED INTERNATIONAL EQUITIES FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2003

   SHARES/
PAR VALUE ($)  DESCRIPTION                                               VALUE ($)
------------------------------------------------------------------------------------
               INVESTMENT FUNDS -- 0.1%
               TAIWAN -- 0.1%
       10,000  Taiwan Fund*                                                   83,800
                                                                        ------------

               TOTAL INVESTMENT FUNDS (COST $119,490)                         83,800
                                                                        ------------
               MUTUAL FUNDS -- 0.1%
               TAIWAN -- 0.1%
       23,000  R.O.C. Taiwan Fund*                                            84,870
                                                                        ------------

               TOTAL MUTUAL FUNDS (COST $123,970)                             84,870
                                                                        ------------
               RIGHTS AND WARRANTS -- 0.0%
               THAILAND -- 0.0%
       75,000  Quality House Co Ltd Warrants, Expires 04/19/03*                  456
                                                                        ------------

               TOTAL RIGHTS AND WARRANTS (COST $0)                               456
                                                                        ------------
               SHORT-TERM INVESTMENTS -- 0.1%
               CASH EQUIVALENTS -- 0.1%
$     100,000  Dresdner GC Time Deposit, 1.31%, due 3/03/03                  100,000
                                                                        ------------

               TOTAL SHORT-TERM INVESTMENTS (COST $100,000)                  100,000
                                                                        ------------
               TOTAL INVESTMENTS -- 98.0%
               (Cost $106,138,868)                                        92,806,822

               Other Assets and Liabilities (net) -- 2.0%                  1,901,920
                                                                        ------------
               TOTAL NET ASSETS -- 100.0%                               $ 94,708,742
                                                                        ============
               NOTES TO SCHEDULE OF INVESTMENTS:

 ADR - American Depositary Receipt

 GDR - Global Depository Receipt

 NVDR - Non-Voting Depository Receipt

 *    Non-income producing security.

 (a) Security valued at fair value using methods determined in good faith by or at the direction of the Trustees (Note 1).

              See accompanying notes to the financial statements.             15

GMO TAX-MANAGED INTERNATIONAL EQUITIES FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- INDUSTRY SECTOR SUMMARY
(SHOWING PERCENTAGE OF EQUITY INVESTMENTS)
FEBRUARY 28, 2003 (UNAUDITED)

At February 28, 2003, industry sector diversification of the Fund's equity investments was as follows:

INDUSTRY SECTOR
--------------------------------------------------------------------
Financials                                                     23.5%
Consumer Discretionary                                         12.8
Telecommunication Services                                     10.1
Energy                                                         10.0
Consumer Staples                                                8.9
Utilities                                                       8.7
Health Care                                                     7.9
Industrials                                                     7.9
Materials                                                       6.7
Information Technology                                          3.3
Miscellaneous                                                   0.2
                                                              -----
                                                              100.0%
                                                              =====

16            See accompanying notes to the financial statements.

GMO TAX-MANAGED INTERNATIONAL EQUITIES FUND
(A SERIES OF GMO TRUST)
STATEMENT OF ASSETS AND LIABILITIES -- FEBRUARY 28, 2003
--------------------------------------------------------------------------------

ASSETS:
   Investments, at value (cost $106,138,868) (Note 1)         $92,806,822
   Cash                                                            25,825
   Foreign currency, at value (cost $1,284,738) (Note 1)        1,288,354
   Dividends and interest receivable                              162,303
   Foreign taxes receivable                                        62,079
   Receivable for open forward foreign currency contracts
    (Notes 1 and 6)                                               458,365
   Receivable for expenses reimbursed by Manager (Note 2)          51,268
                                                              -----------

      Total assets                                             94,855,016
                                                              -----------

LIABILITIES:
   Payable for investments purchased                                1,479
   Payable to affiliate for (Note 2):
      Management fee                                               39,715
      Shareholder service fee                                      11,032
   Accrued expenses                                                94,048
                                                              -----------

      Total liabilities                                           146,274
                                                              -----------
NET ASSETS                                                    $94,708,742
                                                              ===========

NET ASSETS CONSIST OF:
   Paid-in capital                                            $121,780,575
   Accumulated undistributed net investment income                122,674
   Accumulated net realized loss                              (14,338,491)
   Net unrealized depreciation                                (12,856,016)
                                                              -----------
                                                              $94,708,742
                                                              ===========

NET ASSETS ATTRIBUTABLE TO:
   Class III shares                                           $94,708,742
                                                              ===========

SHARES OUTSTANDING:
   Class III                                                   10,850,631
                                                              ===========

NET ASSET VALUE PER SHARE:
   Class III                                                  $      8.73
                                                              ===========

              See accompanying notes to the financial statements.             17

GMO TAX-MANAGED INTERNATIONAL EQUITIES FUND
(A SERIES OF GMO TRUST)
STATEMENT OF OPERATIONS -- YEAR ENDED FEBRUARY 28, 2003
--------------------------------------------------------------------------------

INVESTMENT INCOME:
   Dividends (net of withholding taxes of $291,924)           $ 2,276,660
   Interest                                                        76,343
                                                              -----------

         Total income                                           2,353,003
                                                              -----------
EXPENSES:
   Management fee (Note 2)                                        475,127
   Custodian fees                                                 323,594
   Audit fees                                                      34,673
   Transfer agent fees                                             27,285
   Legal fees                                                       3,740
   Registration fees                                                3,461
   Trustees fees and related expenses (Note 2)                      2,730
   Miscellaneous                                                    1,924
   Fees reimbursed by Manager (Note 2)                           (392,074)
                                                              -----------
                                                                  480,460
   Shareholder service fee (Note 2) - Class III                   131,980
                                                              -----------
      Net expenses                                                612,440
                                                              -----------

            Net investment income                               1,740,563
                                                              -----------

REALIZED AND UNREALIZED GAIN (LOSS):
   Net realized gain (loss) on:
      Investments                                              (3,693,511)
      Closed futures contracts                                   (245,611)
      Foreign currency, forward contracts and foreign
      currency related transactions                               870,280
                                                              -----------

         Net realized loss                                     (3,068,842)
                                                              -----------

Change in net unrealized appreciation (depreciation) on:
      Investments                                              (6,498,637)
      Foreign currency, forward contracts and foreign
      currency related transactions                               313,981
                                                              -----------

         Net unrealized loss                                   (6,184,656)
                                                              -----------

      Net realized and unrealized loss                         (9,253,498)
                                                              -----------

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS          $(7,512,935)
                                                              ===========

18            See accompanying notes to the financial statements.

GMO TAX-MANAGED INTERNATIONAL EQUITIES FUND
(A SERIES OF GMO TRUST)
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                            YEAR ENDED         YEAR ENDED
                                                         FEBRUARY 28, 2003  FEBRUARY 28, 2002
                                                         -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
   Net investment income                                    $ 1,740,563        $ 1,808,064
   Net realized loss                                         (3,068,842)        (5,585,599)
   Change in net unrealized appreciation (depreciation)      (6,184,656)        (1,474,411)
                                                            -----------        -----------

   Net decrease in net assets from operations                (7,512,935)        (5,251,946)
                                                            -----------        -----------

Distributions to shareholders from:
   Net investment income
      Class III                                              (2,648,333)        (2,315,695)
                                                            -----------        -----------
      Total distributions from net investment income         (2,648,333)        (2,315,695)
                                                            -----------        -----------
   Net share transactions (Note 5):
      Class III                                              29,583,367          7,316,648
                                                            -----------        -----------
   Increase in net assets resulting from net share
    transactions                                             29,583,367          7,316,648
                                                            -----------        -----------

      Total increase (decrease) in net assets                19,422,099           (250,993)
NET ASSETS:
   Beginning of period                                       75,286,643         75,537,636
                                                            -----------        -----------
   End of period (including accumulated undistributed
    net investment income of $122,674 and $76,858,
    respectively)                                           $94,708,742        $75,286,643
                                                            ===========        ===========

              See accompanying notes to the financial statements.             19

GMO TAX-MANAGED INTERNATIONAL EQUITIES FUND
(A SERIES OF GMO TRUST)
FINANCIAL HIGHLIGHTS
(FOR A CLASS III SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------

                                                          YEAR ENDED FEBRUARY 28/29,
                                          -----------------------------------------------------------
                                             2003        2002        2001        2000        1999+
                                          ----------  ----------  ----------  -----------  ----------
NET ASSET VALUE, BEGINNING OF PERIOD       $  9.70     $ 10.79     $ 10.43     $   9.71     $ 10.00
                                           -------     -------     -------     --------     -------

Income from investment operations:
   Net investment income                      0.19(b)     0.25(b)     0.23(b)      0.15(b)     0.04
   Net realized and unrealized gain
     (loss)                                  (0.90)      (1.03)       0.29         0.70       (0.28)
                                           -------     -------     -------     --------     -------

      Total from investment operations       (0.71)      (0.78)       0.52         0.85       (0.24)
                                           -------     -------     -------     --------     -------

Less distributions to shareholders:
   From net investment income                (0.26)      (0.31)      (0.16)       (0.13)      (0.05)
                                           -------     -------     -------     --------     -------

      Total distributions                    (0.26)      (0.31)      (0.16)       (0.13)      (0.05)
                                           -------     -------     -------     --------     -------
NET ASSET VALUE, END OF PERIOD             $  8.73     $  9.70     $ 10.79     $  10.43     $  9.71
                                           =======     =======     =======     ========     =======
TOTAL RETURN(a)                              (7.47)%     (7.16)%      5.03%        8.65%      (2.44)%**

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)       $94,709     $75,287     $75,538     $112,623     $18,529
   Net expenses to average daily net
     assets                                   0.70%       0.69%       0.69%        0.69%       0.69%*
   Net investment income to average
     daily net assets                         1.98%       2.49%       2.11%        1.36%       0.87%*
   Portfolio turnover rate                      48%         50%         56%           5%         20%
   Fees and expenses reimbursed by the
     Manager to average daily net
     assets:                                  0.45%       0.41%       0.34%        0.34%       2.34%*

+    Period from July 29, 1998 (commencement of operations) to February 28,
     1999.
*    Annualized.
**   Not Annualized.
(a) The total returns would have been lower had certain expenses not been reimbursed during the periods shown.
(b)  Computed using average shares outstanding throughout the period.

20            See accompanying notes to the financial statements.

GMO TAX-MANAGED INTERNATIONAL EQUITIES FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS
FEBRUARY 28, 2003
--------------------------------------------------------------------------------

1.    SIGNIFICANT ACCOUNTING POLICIES

      GMO Tax-Managed International Equities Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts Business Trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees to create an unlimited number of series ("Funds"), each of which issues a separate series of shares, and to subdivide a series of shares into classes.

      The Fund seeks high after-tax total return primarily through investment in non-U.S. equity securities. The Fund's benchmark is the MSCI EAFE Index (after-tax).

      The Fund's benchmark is computed by the Manager by applying a 38.6% tax (credit) on short-term realized capital gains (losses), a 38.6% tax on income, and a 20% tax (credit) on long-term realized capital gains (losses) on the securities comprised in the MSCI EAFE Index, a large capitalization international stock index, which is independently maintained and published by Morgan Stanley Capital International.

      The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      PORTFOLIO VALUATION
      Shares of underlying funds and other mutual funds are valued at their net asset value as reported on each business day. Portfolio securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price. Securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, and those values are then translated into U.S. dollars at the current exchange rate. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair value. Securities for which quotations are not readily available, or whose values the Manager has determined to be unreliable, are valued at fair value as determined in good faith by the Trustees or

GMO TAX-MANAGED INTERNATIONAL EQUITIES FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------
      other persons acting at their direction. A security's value may be deemed unreliable if, for example, the Manager becomes aware of information or events occurring after the close of a foreign market that would materially affect that security's value.

      FOREIGN CURRENCY TRANSLATION
      The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the current exchange rates each business day. Income and expenses denominated in foreign currencies are translated at current exchange rates when accrued or incurred. The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of foreign currencies and forward foreign currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid.

      FORWARD CURRENCY CONTRACTS
      The Fund may enter into forward currency contracts and forward cross currency contracts in connection with settling planned purchases or sales of securities or to hedge the currency exposure associated with some or all of the Fund's portfolio securities. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if there are movements in foreign currency values that are unfavorable to the Fund. The value of the currencies the Fund has committed to buy or sell is shown under Note 6 and represents the currency exposure the Fund has acquired or hedged through currency contracts as of February 28, 2003.

      FUTURES CONTRACTS
      The Fund may purchase and sell futures contracts to manage its exposure to the financial markets. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures

GMO TAX-MANAGED INTERNATIONAL EQUITIES FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------
      tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. Upon entering into a futures contract, the Fund is required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. government and agency obligations in accordance with the initial margin requirements of the broker or exchange. In addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contracts. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is liquidated on the following business day. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Losses may arise from the changes in the value of the underlying instrument, if there is an illiquid secondary market for the contracts, or if counterparties do not perform under the contract terms. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. At February 28, 2003, there were no open futures contracts.

      OPTIONS
      The Fund may write call and put options on futures, securities or currencies it owns or in which it may invest. Writing put options tends to increase the Fund's exposure to the underlying instrument. Writing call options tends to decrease the Fund's exposure to the underlying instrument. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased
      (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. At February 28, 2003, there were no open written option contracts.

      The Fund may also purchase put and call options. Purchasing call options tends to increase the Fund's exposure to the underlying instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying instrument. The Fund pays a premium which is included in the Fund's Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, security or currency

GMO TAX-MANAGED INTERNATIONAL EQUITIES FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------
      transaction to determine the realized gain or loss. The risk associated with purchasing put and call options is limited to the premium paid. At February 28, 2003, there were no open purchased option contracts.

      Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by a primary pricing source chosen by the Manager.

      SWAP AGREEMENTS
      The Fund may enter into swap agreements to manage its exposure to the financial markets. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into total return swap agreements, which involve a commitment by one party in the agreement to pay interest in exchange for a market linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. The Fund may also enter into contracts for differences in which the Fund agrees with the counterparty that its return will be based on the relative performance of two different groups or "baskets" of securities, adjusted by an interest rate payment. To the extent that the relative performance of the two baskets of securities exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. In connection with these agreements, cash or securities may be set aside as collateral by the Fund's custodian in accordance with the terms of the swap agreement. The Fund earns interest on cash set aside as collateral. Swaps are marked to market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. These financial instruments are not actively traded on financial markets. The values assigned to these instruments are based upon the best available information and because of the uncertainty of the valuation, these values may differ significantly from the values that would have been realized had a ready market for these instruments existed, and the differences could be material. Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, or that there may be unfavorable changes in the price of the security or index underlying these transactions. At February 28, 2003, there were no open swap agreements.

      SECURITY LENDING
      The Fund may lend its securities to certain qualified brokers. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities

GMO TAX-MANAGED INTERNATIONAL EQUITIES FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------
      on loan. As with other extensions of credit, the Fund may bear the risk of loss with respect to the investment of the collateral, the risk of delay in recovery or loss of rights in the collateral should the borrower of the securities fail financially. The Fund receives compensation for lending its securities. At February 28, 2003, the Fund had no securities on loan.

      TAXES AND DISTRIBUTIONS
      The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryover for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary. Taxes on foreign interest and dividend income are withheld in accordance with the applicable country's tax treaty with the United States.

      The Fund's policy is to declare and pay distributions from net investment income semi-annually, and from net realized short-term and long-term capital gains at least annually. All distributions will be paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

      Dividends received by shareholders of the Fund which are derived from foreign source income and foreign taxes paid by the Fund are to be treated, to the extent allowable under the Code, as if received and paid by the shareholders of the Fund.

      The Fund may be subject to capital gains and repatriation taxes imposed by certain countries in which it invests.

      Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from U.S. GAAP. During the years ended February 28, 2002 and February 28, 2003, the tax basis of distributions paid were as follows: ordinary income -- $2,315,695 and $2,648,333, respectively.

      As of February 28, 2003, the components of distributable earnings on a tax basis consisted of $689,274 of undistributed ordinary income. These temporary differences between book and tax basis distributable earnings are primarily due to foreign currency transactions.

      At February 28, 2003, the Fund had a capital loss carryforward available to offset future capital gains, if any, to the extent permitted by the Code, of $323,163, $1,004,023, $6,951,109 and $4,807,000 expiring in 2008,
      2009, 2010 and 2011, respectively. The Fund has elected to defer to March 1, 2003 post-October capital losses of $1,229,777.

GMO TAX-MANAGED INTERNATIONAL EQUITIES FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------

      The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 2003. This reclassification has no impact on net investment income, realized gain/loss or the net asset value of the Fund and is primarily attributable to foreign currency transactions. The financial highlights exclude these adjustments.

            Accumulated
         Undistributed Net  Accumulated Net
         Investment Income   Realized Loss
         -----------------  ---------------
             $953,586          $(953,586)

      Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

      SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
      Security transactions are accounted for on trade date. Dividend income, net of applicable withholding taxes, is recorded on the ex-dividend date, or when the Fund is informed of the ex-dividend date, if later. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and discounts. Non cash dividends, if any, are recorded at the fair market value of the securities received. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

      EXPENSES
      The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

      INVESTMENT RISK
      There are certain additional risks involved in investing in foreign securities that are not inherent in investments in domestic securities. These risks may involve adverse political and economic developments including the possible imposition of capital controls or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times may be more volatile than securities of comparable U.S. companies and U.S. securities markets. The risks described above apply to an even greater extent to investments in emerging markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and developed foreign markets.

GMO TAX-MANAGED INTERNATIONAL EQUITIES FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------

2.    FEES AND OTHER TRANSACTIONS WITH AFFILIATES

      GMO earns a management fee paid monthly at the annual rate of .54% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on the average daily net assets at the annual rate of .15% for Class III shares.

      GMO has entered into a binding agreement effective until at least
      June 30, 2003 to reimburse the Fund to the extent that the Fund's total annual operating expenses (excluding shareholder service fees, fees and expenses of the independent Trustees of the Trust (including legal fees), brokerage commissions and other investment-related costs, hedging transaction fees, extraordinary, non-recurring and certain unusual expenses (including taxes), securities lending fees and expenses, interest expense and transfer taxes) exceed the management fee.

      The Fund's portion of the fee paid by the Trust to the independent Trustees during the year ended February 28, 2003, was $2,180. No remuneration is paid to any Trustee or officer who is affiliated with the Manager.

3.    PURCHASES AND SALES OF SECURITIES

      Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2003, aggregated $67,837,120 and $40,103,188, respectively.

      At February 28, 2003, the cost for Federal income tax purposes and gross unrealized appreciation and depreciation in the value of investments held were as follows:

                         Gross Unrealized  Gross Unrealized  Net Unrealized
         Aggregate Cost    Appreciation      Depreciation     Depreciation
         --------------  ----------------  ----------------  --------------
          $106,242,351      $4,439,333       $(17,874,862)    $(13,435,529)

4.    PRINCIPAL SHAREHOLDERS

      At February 28, 2003, 46.6% of the outstanding shares of the Fund were held by two shareholders, each holding in excess of 10% of the outstanding shares of the Fund. Investment activities of these shareholders may have a material effect on the Fund.

GMO TAX-MANAGED INTERNATIONAL EQUITIES FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------

5.    SHARE TRANSACTIONS

      The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                                              Year Ended              Year Ended
                                                           February 28, 2003      February 28, 2002
                                                        -----------------------  --------------------
                                                          Shares      Amount      Shares     Amount
                                                        ----------  -----------  --------  ----------
         Class III:
         Shares sold                                     3,123,659  $29,900,170   597,030  $5,719,988
         Shares issued to shareholders
           in reinvestment of distributions                194,117    1,784,356   171,255   1,632,167
         Shares repurchased                               (229,938)  (2,101,159)   (3,659)    (35,507)
                                                        ----------  -----------  --------  ----------
         Net increase                                    3,087,838  $29,583,367   764,626  $7,316,648
                                                        ==========  ===========  ========  ==========

6.    FINANCIAL INSTRUMENTS

      A summary of outstanding financial instruments at February 28, 2003 is as follows:

      FORWARD CROSS CURRENCY CONTRACTS

         Settlement   Deliver/Units        Receive/in      Net Unrealized
            Date       of Currency        Exchange for      Appreciation
         ----------  ----------------  ------------------  --------------
           4/17/03   EUR   3,500,000   JPY    390,425,000    $ 458,365

      CURRENCY ABBREVIATIONS:

EUR - Euro
JPY - Japanese Yen

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE TRUSTEES OF GMO TRUST AND THE SHAREHOLDERS OF
GMO TAX-MANAGED INTERNATIONAL EQUITIES FUND

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Tax-Managed International Equities Fund (the "Fund") (a series of GMO Trust) at February 28, 2003, and the results of its operations, the changes in its net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 15, 2003

GMO TAX-MANAGED INTERNATIONAL EQUITIES FUND
(A SERIES OF GMO TRUST)
TAX INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

      During the year ended February 28, 2003, the Fund paid foreign taxes of $291,924 and recognized foreign source income of $2,568,584.

TRUSTEES AND OFFICERS (UNAUDITED)
The following tables list the Trust's Trustees and officers; their address and age; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information includes additional information about the Trust's trustees and is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

INDEPENDENT TRUSTEES:

                                                                                         Number of
                                                                                       Portfolios in
                                                        Term of         Principal          Fund
                                                     Office(1) and    Occupation(s)       Complex           Other
              Name, Address,         Position(s)       Length of       During Past       Overseen       Directorships
                 and Age           Held with Fund     Time Served      Five Years       by Trustee     Held by Trustee
         ------------------------  ---------------  ---------------  ---------------  ---------------  ---------------
         Jay O. Light              Trustee of the   Since May 1996   Professor of           39              *(2)
         c/o GMO Trust             Trust                             Business
         40 Rowes Wharf                                              Administration
         Boston, MA 02110                                            and Senior
         Age: 61                                                     Associate Dean,
                                                                     Harvard
                                                                     University.
         Donald W. Glazer, Esq.    Trustee of the   Since December   Advisory               39              None
         c/o GMO Trust             Trust            2000             Counsel,
         40 Rowes Wharf                                              Goodwin Procter
         Boston, MA 02110                                            LLP; Secretary
         Age: 58                                                     and Consultant,
                                                                     Provant, Inc.
                                                                     (provider of
                                                                     performance
                                                                     improvement
                                                                     training
                                                                     services and
                                                                     products)
                                                                     (1998 -
                                                                     present);
                                                                     Consultant --
                                                                     Business and
                                                                     Law.

 1 Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.
 2 Mr. Light is a director of Harvard Management Company, Inc. and Security Capital European Realty. Neither of these companies has a class of securities registered pursuant to Section 12 of the Securities Exchange Act or subject to the requirements of Section 15(d) of the Act and neither of these companies is a registered investment company.

INTERESTED TRUSTEES:

                                                                                         Number of
                                                                                       Portfolios in
                                                        Term of         Principal          Fund
                                                     Office(1) and    Occupation(s)       Complex           Other
              Name, Address,         Position(s)       Length of       During Past       Overseen       Directorships
                 and Age           Held with Fund     Time Served      Five Years       by Trustee     Held by Trustee
         ------------------------  ---------------  ---------------  ---------------  ---------------  ---------------
         R. Jeremy Grantham(3)     Chairman of the  Since September  Member,                39              None
         c/o GMO Trust             Board of         1985. President  Grantham, Mayo,
         40 Rowes Wharf            Trustees of the  from February    Van Otterloo &
         Boston, MA 02110          Trust            2002 - October   Co. LLC.
         Age: 64                                    2002.

 1 Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.
 3 Trustee is deemed to be an "interested person" of the Trust and Grantham, Mayo, Van Otterloo & Co. LLC, as defined by the 1940 Act.

PRINCIPAL OFFICERS:

                                                                  Term of
                                                               Office(4) and                Principal Occupation(s)
                    Name, Address,              Position(s)      Length of                        During Past
                       and Age                 Held with Fund   Time Served                        Five Years
         ------------------------------------  --------------  --------------  --------------------------------------------------
         Scott Eston                           President and   President and   Chief Financial Officer (1997 - present), Chief
         c/o GMO Trust                         Chief           Chief           Operating Officer (2000 - present) and Member,
         40 Rowes Wharf                        Executive       Executive       Grantham, Mayo, Van Otterloo & Co. LLC.
         Boston, MA 02110                      Officer of the  Officer since
         Age: 47                               Trust           October 2002;
                                                               Vice President
                                                               from August
                                                               1998 -
                                                               October 2002.
         Susan Randall Harbert                 Chief           Chief           Member, Grantham, Mayo, Van Otterloo & Co. LLC.
         c/o GMO Trust                         Financial       Financial
         40 Rowes Wharf                        Officer and     Officer Since
         Boston, MA 02110                      Treasurer of    February 2000;
         Age: 45                               the Trust       Treasurer
                                                               since February
                                                               1998.
         Brent Arvidson                        Assistant       Since           Senior Fund Administrator, Grantham, Mayo, Van
         c/o GMO Trust                         Treasurer of    September       Otterloo & Co. LLC.
         40 Rowes Wharf                        the Trust       1998.
         Boston, MA 02110
         Age: 33
         William R. Royer, Esq.                Vice President  Vice President  General Counsel, Anti-Money Laundering Reporting
         c/o GMO Trust                         and Clerk of    since February  Officer (July 2002 - February 2003) and Member,
         40 Rowes Wharf                        the Trust       1997; Clerk     Grantham, Mayo, Van Otterloo & Co. LLC.
         Boston, MA 02110                                      since March
         Age: 37                                               2001; May
                                                               1999 - August
                                                               1999.
         Elaine M. Hartnett, Esq.              Vice President  Vice President  Associate General Counsel, Grantham, Mayo, Van
         c/o GMO Trust                         and Secretary   since August    Otterloo & Co. LLC (June 1999 - present);
         40 Rowes Wharf                        of the Trust    1999;           Associate/ Junior Partner, Hale and Dorr LLP
         Boston, MA 02110                                      Secretary       (1991 - 1999).
         Age: 58                                               since March
                                                               2001.
         Julie Perniola                        Vice President  Since February  Anti-Money Laundering Reporting Officer (February
         c/o GMO Trust                         and Anti-       2003.           2003 - present) and Compliance Officer, Grantham,
         40 Rowes Wharf                        Money                           Mayo, Van Otterloo & Co. LLC.
         Boston, MA 02110                      Laundering
         Age: 32                               Compliance
                                               Officer

 4 Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

GMO TAX-MANAGED SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)
ANNUAL REPORT
FEBRUARY 28, 2003

GMO TAX-MANAGED SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)
--------------------------------------------------------------------------------

PORTFOLIO MANAGERS

Day-to-day management of the Fund's portfolio is the responsibility of the U.S. Quantitative Division at Grantham, Mayo, Van Otterloo & Co. LLC.

MANAGEMENT DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

The GMO Tax-Managed Small Companies Fund returned -17.0% for the fiscal year ended February 28, 2003, as compared to -19.5% for the Russell 2500 Index before taxes. On an after-tax basis, the Fund returned -17.3% to the benchmark's -20.0% for the same period. Consistent with the Fund's investment objectives and policies, the Fund was invested substantially in U.S. equity securities throughout the period.

U.S. equities were no place to be if one was looking to avoid the downward slide of global equity markets in 2002 or the start of 2003. Across the board, all sectors posted negative absolute returns, and large capitalization stocks fared worst of all. From accounting fraud to war anticipation anxiety, there was no shortage of reasons to worry, and the markets reflected this both in volatility and retrenchment towards companies with tangible products and transparent processes. Value stocks provided a little traction on the downward skid relative to growth stocks, and generally outperformed by 6% to 8% on a relative basis across market capitalization groups. Within the smaller companies universe, integrated oils and other energy stocks posted the strongest returns, reflecting soaring energy costs. REITs were the only bright spot, as REITs remarkably resisted the downward slide, posting flat returns for the period. The strongest relative returns by sector came from financial services stocks, which include REITs, and integrated oils and other energy stocks, which profited from soaring energy costs.

The Fund's outperformance of the benchmark for the period is attributed to stock selection, and a continued tilt towards value stocks. The portfolio uses two value-based stock selection strategies and one momentum-based stock selection strategy. Our price-to-normalized earnings strategy, which focuses on traditional value measures, worked especially well in the back-to-basics mentality of the past year. Our intrinsic value stock selection model, which has a strong record of selecting relatively undervalued stocks outside traditional value filters, underperformed for the period. Our momentum-based stock selection strategy had a neutral effect on the portfolio for the year, underperforming in the first half, but adding value in the second. For the year, stock selection was strongest within producer durable and healthcare stocks. Generally strong across most sectors, selection was weakest within materials processing stocks. In combination, stock selection added 2.0% to relative performance for the period.

Sector selection, which reflected the Fund's bias towards value stocks, also contributed positively to relative performance. A combined 11% underweight in technology and healthcare stocks contributed over 1.0% to relative performance for the fiscal year. This return was tempered by less productive overweights in automotive and consumer discretionary stocks, which underperformed relative to the benchmark. In combination, sector selection contributed 0.5% to relative performance for the period.

GMO TAX-MANAGED SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)
--------------------------------------------------------------------------------

OUTLOOK

Small capitalization value stocks remain undervalued relative to the broader U.S. equity market. The portfolio is still positioned to take advantage of this valuation spread, but has been slowly reining in its overweight of value relative to the benchmark. The Fund remains underweight in healthcare and technology stocks, but has been slowly increasing its weight in technology. In addition, the Fund is underweight financial services and utilities stocks in favor of consumer discretionary and producer durable stocks

THE VIEWS EXPRESSED HEREIN ARE EXCLUSIVELY THOSE OF GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC MANAGEMENT AS OF THE DATE OF THIS REPORT AND ARE SUBJECT TO CHANGE. THEY ARE NOT MEANT AS INVESTMENT ADVICE.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC


  COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
GMO TAX-MANAGED SMALL COMPANIES FUND CLASS III SHARES AND THE
                     RUSSELL 2500 INDEX
                   AS OF FEBRUARY 28, 2003                     GMO TAX-MANAGED SMALL COMPANIES FUND*  RUSSELL 2500 INDEX*
6/1/99                                                                                        $9,950              $10,000
6/30/99                                                                                      $10,378              $10,556
9/30/99                                                                                       $9,594               $9,875
12/31/99                                                                                      $9,947              $11,818
3/31/2000                                                                                    $10,128              $13,012
6/30/2000                                                                                     $9,289              $12,491
9/30/2000                                                                                    $10,044              $12,791
12/31/2000                                                                                   $10,722              $12,322
3/31/2001                                                                                    $10,439              $11,254
6/30/2001                                                                                    $11,488              $12,800
9/30/2001                                                                                    $10,254              $10,390
12/31/2001                                                                                   $11,716              $12,473
3/31/2002                                                                                    $12,786              $12,939
6/30/2002                                                                                    $12,512              $11,822
9/30/2002                                                                                    $10,188               $9,615
12/31/2002                                                                                   $10,633              $10,253
2/28/2003                                                                                    $10,041               $9,741

AVERAGE ANNUAL TOTAL RETURN*
                                         SINCE
                                       INCEPTION
                              1 YEAR    6/1/99
Class III                     -17.41%      0.11%

Performance shown is net of all fees after reimbursement from the manager. Returns and net asset values of fund investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. Each performance figure assumes purchase at the beginning and redemption at the end of the stated period and reflects a transaction fee of 50 bp on the purchase. Transaction fees are retained by the Fund to cover trading costs. Past performance is not indicative of future performance. Information is unaudited.
* Returns are before taxes.

GMO TAX-MANAGED SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2003

   SHARES      DESCRIPTION                                               VALUE ($)
------------------------------------------------------------------------------------
               COMMON STOCKS -- 99.4%
               AUTO & TRANSPORTATION -- 5.7%
        1,800  American Axle & Manufacturing Holdings Inc*                    42,570
        4,200  Arctic Cat Inc                                                 60,274
        5,425  ArvinMeritor Inc                                               82,894
        4,300  Autoliv Inc                                                    89,010
        1,300  Borg Warner Automotive Inc                                     67,886
        2,100  CNF Inc                                                        60,417
        4,100  Cooper Tire & Rubber Co                                        57,441
        6,500  Dana Corp                                                      55,640
        3,600  Expeditors International Washington Inc                       123,084
        3,300  Kansas City Southern*                                          40,095
        1,100  Keystone Automotive Industries Inc*                            18,260
        3,800  Lear Corp*                                                    144,324
        3,000  Offshore Logistics Inc*                                        55,380
          800  Oshkosh Truck Corp                                             48,880
        1,200  P.A.M. Transportation Services*                                26,820
        1,700  Polaris Industries Inc                                         82,280
        1,300  Tidewater Inc                                                  39,806
        8,300  Tower Automotive Inc*                                          27,805
        1,700  US Freightways Corp                                            41,327
        2,200  Wabtec Corp                                                    24,200
                                                                        ------------
                                                                           1,188,393
                                                                        ------------
               CONSUMER DISCRETIONARY -- 22.7%
        3,700  Abercrombie & Fitch Co, Class A*                              101,750
        3,400  American Eagle Outfitters Inc*                                 49,198
        4,200  American Greetings Corp*                                       55,104
        3,100  Applebees International Inc                                    79,484
        2,500  Banta Corp                                                     71,225
        4,900  Big Lots Inc*                                                  54,145
        3,300  Blyth Industries Inc                                           82,005
        1,800  Bob Evans Farms Inc                                            42,120
        3,700  Bowne and Co Inc                                               36,260
        4,800  Boyd Gaming Corp*                                              60,048
        3,300  Burlington Coat Factory Warehouse                              51,810
        3,700  Callaway Golf Co                                               42,476
        1,500  Career Education Corp*                                         69,750
        2,500  Catalina Marketing Corp*                                       45,250
        1,500  CDW Computer Centers Inc*                                      65,490

              See accompanying notes to the financial statements.              1

GMO TAX-MANAGED SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2003

   SHARES      DESCRIPTION                                               VALUE ($)
------------------------------------------------------------------------------------
               CONSUMER DISCRETIONARY -- CONTINUED
        3,000  Central Garden and Pet Co*                                     68,700
        3,000  CKE Restaurants Inc*                                           12,510
        3,000  Claire's Stores Inc                                            68,460
        4,200  Coach Inc*                                                    150,066
        2,900  Consolidated Graphics Inc*                                     70,035
        3,600  Corinthian Colleges Inc*                                      134,928
        1,200  Corrections Corporation of America, REIT*                      20,736
        3,200  Dillard's Inc, Class A                                         44,640
        7,500  DoubleClick Inc*                                               48,300
        3,500  Dress Barn Inc*                                                45,220
        5,400  Fossil Inc*                                                    97,092
        2,100  Furniture Brands International Inc*                            38,241
        3,400  G TECH Holdings Corp*                                          98,940
        3,100  Getty Images Inc*                                              90,985
        1,600  Global Imaging Systems Inc*                                    29,616
       10,600  IKON Office Solutions Inc                                      74,306
        3,300  infoUSA Inc*                                                   14,949
        2,800  Isle of Capri Casinos Inc*                                     33,180
        1,800  Jo-ann Stores Inc, Class A*                                    36,198
        1,900  Kellwood Co                                                    48,640
        2,000  Kelly Services, Class A                                        41,440
        3,600  Lone Star Steakhouse and Saloon Inc                            73,044
        4,000  Magna Entertainment Corp*                                      19,600
        7,300  Mail-Well Inc*                                                 15,622
        2,200  Mandalay Resort Group*                                         55,528
        2,300  Manpower Inc                                                   69,851
        1,600  Mohawk Industries Inc*                                         79,008
        8,400  MPS Group Inc*                                                 41,244
        4,200  Nautilus Group Inc                                             61,656
        2,700  Neiman Marcus Group Inc, Class A*                              73,116
        2,300  Neoforma Inc*                                                  23,598
        6,700  Nu Skin Enterprises Inc                                        70,484
        8,600  OfficeMax Inc*                                                 41,194
        2,600  Outback Steakhouse Inc                                         83,720
        4,200  Pacific Sunwear of California*                                 74,382
        2,300  Papa Johns International Inc*                                  54,671
        1,200  Payless ShoeSource Inc*                                        55,932
        2,500  Pegasus Solutions Inc*                                         24,225
        3,600  Pier 1 Imports Inc                                             57,492
        5,600  Pinnacle Entertainment Inc*                                    22,232

2             See accompanying notes to the financial statements.

GMO TAX-MANAGED SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2003

   SHARES      DESCRIPTION                                               VALUE ($)
------------------------------------------------------------------------------------
               CONSUMER DISCRETIONARY -- CONTINUED
        2,000  Pixar Inc*                                                    107,980
        2,000  Pre-Paid Legal Services Inc*                                   34,300
        5,900  Prime Hospitality Corp*                                        30,444
        2,100  Quiksilver Inc*                                                52,710
        2,100  R.R. Donnelley and Sons                                        38,346
          300  Racing Champions Corp*                                          4,305
        3,200  Radio One Inc, Class A*                                        44,992
        2,200  Rent-A-Center Inc*                                            109,890
        3,500  Rex Stores Corp*                                               35,525
        2,900  Ross Stores Inc                                                99,209
        4,400  Ryan's Family Steak Houses Inc*                                45,452
        3,000  Saks Inc*                                                      23,070
        1,500  Sharper Image Corp*                                            23,100
        1,800  Shoe Carnival Inc*                                             22,718
        2,900  Shopko Stores Inc*                                             31,755
        6,500  Sinclair Broadcast Group, Class A*                             56,810
        1,800  Snap-On Inc                                                    44,982
        2,200  Sonic Automotive Inc*                                          33,484
        3,000  Spanish Broadcasting System*                                   18,270
        7,400  Spherion Corp*                                                 44,918
        2,500  Station Casinos Inc*                                           45,375
        1,400  Steinway Musical Instruments*                                  20,874
        2,800  Steven Madden Ltd*                                             47,460
       10,500  Stewart Enterprises Inc*                                       33,495
        4,100  Take-Two Interactive Software*                                 85,731
        1,400  Tractor Supply Co*                                             46,298
        1,500  United Automotive Group Inc*                                   16,695
        6,900  United Online Inc*                                             98,394
        2,400  United Stationers Inc*                                         49,896
        2,800  Universal Electronics Inc*                                     26,880
        2,200  Wallace Computer Services                                      56,078
        3,200  Whitehall Jewellers Inc*                                       26,912
        3,400  World Fuel Services Corp                                       68,000
                                                                        ------------
                                                                           4,694,244
                                                                        ------------
               CONSUMER STAPLES -- 3.5%
        1,200  Constellation Brands Inc, Class B*                             29,400
        1,100  Coors (Adolph) Co, Class B                                     52,910
        2,400  Dean Foods Co*                                                101,208
        1,200  Dole Food Co                                                   39,360

              See accompanying notes to the financial statements.              3

GMO TAX-MANAGED SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2003

   SHARES      DESCRIPTION                                               VALUE ($)
------------------------------------------------------------------------------------
               CONSUMER STAPLES -- CONTINUED
        1,000  Dreyers Grand Ice Cream Inc                                    72,800
        3,100  Ingles Markets Inc, Class A                                    30,690
        4,700  Natures Sunshine Products Inc                                  39,626
        6,700  PepsiAmericas Inc                                              81,874
          900  Sanderson Farms Inc                                            17,317
        2,800  Smithfield Foods Inc*                                          51,884
        2,000  Standard Commercial Corp                                       33,600
        3,367  Tyson Foods Inc, Class A                                       30,976
        2,800  Universal Corp                                                106,708
        2,700  Winn-Dixie Stores Inc                                          32,940
                                                                        ------------
                                                                             721,293
                                                                        ------------
               FINANCIAL SERVICES -- 23.8%
        1,900  American Financial Group Inc                                   37,677
          700  American National Insurance Co                                 54,803
        1,800  AmerUs Group Co                                                47,214
        1,200  Associated Banc Corp                                           41,472
        3,000  Astoria Financial Corp                                         75,360
        3,400  BankAtlantic Bancorp Inc                                       30,838
        1,200  Bedford Property Investors, REIT                               30,492
        1,021  BOK Financial Corp*                                            33,152
        2,500  Capstead Mortgage Corp, REIT                                   31,500
        1,000  CBL & Associates Properties Inc, REIT                          39,850
        3,700  CCC Information Services Group*                                63,603
        5,600  Checkfree Corp*                                               117,488
        1,700  Colonial BancGroup Inc                                         19,703
          900  Colonial Properties Trust, REIT                                28,818
        2,500  Commerce Group Inc                                             85,050
        1,500  Commercial Federal Corp                                        33,405
        4,400  Commercial Net Lease Realty Inc, REIT                          65,340
        1,100  Community First Bankshares                                     27,269
        1,210  Community Trust Bancorp                                        30,589
        1,500  Compass Bankshares Inc                                         47,730
        2,500  Cullen/Frost Bankers Inc                                       77,900
        1,936  Delphi Financial Group Inc, Class A                            71,342
        3,150  Doral Financial Corp                                          102,091
        1,000  Downey Financial Corp                                          40,150
        1,400  East West Bancorp Inc                                          46,550
        1,900  Entertainment Properties Trust, REIT                           47,120
        2,250  Equity One Inc, REIT                                           33,187

4             See accompanying notes to the financial statements.

GMO TAX-MANAGED SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2003

   SHARES      DESCRIPTION                                               VALUE ($)
------------------------------------------------------------------------------------
               FINANCIAL SERVICES -- CONTINUED
        3,300  Espeed Inc*                                                    34,056
        4,300  Felcor Lodging Trust Inc, REIT                                 29,541
        6,205  Fidelity National Financial Inc                               203,710
        1,900  First American Financial Corp                                  43,890
        2,950  First Bancorp Puerto Rico                                      73,957
          700  First Citizens Bancshares, Class A                             65,317
        1,300  Firstmerit Corp                                                25,739
        1,300  Flagstar Bancorp Inc                                           31,525
        3,100  General Growth Properties, REIT                               162,037
        1,785  German American Bancorp                                        35,057
        1,600  Glacier Bancorp Inc                                            38,592
        1,600  Glenborough Realty Trust Inc, REIT                             25,920
        3,100  Greater Bay Bancorp                                            49,631
          700  Health Care Inc, REIT                                          18,032
        3,200  Hibernia Corp, Class A                                         57,984
        2,400  Highwood Properties Inc, REIT                                  50,424
        1,600  Hospitality Properties Trust, REIT                             48,896
        8,500  Host Marriott Corp, REIT*                                      58,820
       14,200  HRPT Properties Trust, REIT                                   120,842
        2,600  Hudson City Bancorp Inc                                        49,374
        2,000  Hudson United Bancorp                                          63,080
        3,000  Huntington Bancshares Inc                                      57,600
        6,300  Hypercom Corp*                                                 24,444
        5,100  iDine Rewards Network Inc*                                     35,700
        1,500  IndyMac Bancorp Inc, REIT                                      28,650
        2,400  Interpool Inc                                                  38,400
        1,700  iStar Financial Inc, REIT                                      48,280
        5,800  JDN Realty Corp, REIT                                          69,774
          900  Kansas City Life Insurance Co                                  35,559
       14,800  La Quinta Corp, REIT                                           48,692
          500  Landamerica Financial Group Inc                                18,850
        3,800  Lasalle Hotel Properties, REIT                                 45,980
        2,000  Lexington Corporate Properties Trust, REIT                     33,000
        2,400  Mack-Cali Realty Corp, REIT                                    69,360
        3,400  Meristar Hospitality Corp, REIT                                 9,078
        5,600  National Health Investors, REIT                                88,200
        3,200  Nationwide Financial Services, Class A                         77,760
        2,800  New Century Financial Corp                                     74,564
        1,300  New Plan Excel Realty Trust, REIT                              25,298
        1,200  Novastar Financial Inc, REIT                                   39,360

              See accompanying notes to the financial statements.              5

GMO TAX-MANAGED SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2003

   SHARES      DESCRIPTION                                               VALUE ($)
------------------------------------------------------------------------------------
               FINANCIAL SERVICES -- CONTINUED
        3,000  Old Republic International Corp                                81,900
        2,300  PMI Group Inc                                                  62,330
        1,000  Prentiss Properties Trust, REIT                                26,210
        2,300  Presidential Life Corp                                         22,080
        2,800  Protective Life Corp                                           75,936
        3,300  Provident Financial Group                                      95,403
       22,700  Providian Financial Corp*                                     138,470
        1,200  PS Business Parks Inc, REIT                                    37,680
        4,200  RFS Hotel Investors Inc, REIT                                  40,362
        3,500  Riggs National Corp                                            48,825
        2,600  Ryder System Inc                                               58,994
        3,100  Seacoast Banking Corp of Florida                               59,923
        2,100  Silicon Valley Bancshares*                                     36,435
        1,700  Southwest Bancorporation of Texas Inc*                         53,754
        5,900  Sovereign Bancorp Inc                                          80,122
        1,200  Sovran Self Storage, REIT                                      32,592
        1,200  Student Loan Group                                            113,160
          700  Texas Regional Bancshares, Class A                             23,163
          700  Trustmark Corp                                                 16,926
        1,300  UCBH Holdings Inc                                              54,730
        1,133  UMB Financial Corp                                             41,796
        4,090  Washington Federal Inc                                         90,798
          900  Webster Financial Corp                                         32,040
        2,990  Westcorp                                                       56,780
        1,600  WFS Financial Inc*                                             30,032
                                                                        ------------
                                                                           4,925,107
                                                                        ------------
               HEALTH CARE -- 6.5%
        2,100  Accredo Health Inc*                                            49,875
        6,200  Allos Therapeutics Inc*                                        27,280
        1,300  American Med Security Group*                                   16,822
        6,000  Amylin Pharmaceuticals Inc*                                    92,040
        2,400  Biosite Inc*                                                   75,048
        2,200  Chattem Inc*                                                   34,144
        1,700  Cooper (The) Companies Inc                                     49,385
        2,400  Coventry Health Care Inc*                                      67,992
        2,000  Hanger Orthopedic Group Inc*                                   20,860
        4,300  Health Net Inc*                                               107,973
        1,100  Hologic Inc*                                                    7,953
        4,700  Humana Inc*                                                    46,060

6             See accompanying notes to the financial statements.

GMO TAX-MANAGED SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2003

   SHARES      DESCRIPTION                                               VALUE ($)
------------------------------------------------------------------------------------
               HEALTH CARE -- CONTINUED
        3,100  Immucor Inc*                                                   61,163
        1,400  Invacare Corp                                                  42,840
        3,000  Mid Atlantic Medical Services Inc*                            107,250
        1,350  Odyssey HealthCare Inc*                                        31,199
        3,500  Pacificare Health Systems Inc*                                 75,600
        1,300  PolyMedica Corp                                                37,947
        3,900  Prime Medical Service Inc*                                     30,190
        7,200  Res-Care Inc*                                                  20,520
        2,500  Scios Inc*                                                    109,100
        2,800  United Surgical Partners International Inc*                    51,408
        2,000  Varian Medical Systems Inc*                                   101,100
        5,500  VitalWorks Inc*                                                21,120
        6,900  WebMD Corp*                                                    66,212
                                                                        ------------
                                                                           1,351,081
                                                                        ------------
               INTEGRATED OILS -- 0.4%
        3,800  Holly Corp                                                     84,550
                                                                        ------------
               MATERIALS & PROCESSING -- 7.6%
        2,600  A. Schulman Inc                                                37,570
        3,700  AK Steel Holding Corp*                                         20,313
        2,600  Albemarle Corp                                                 63,674
        3,600  Ashland Inc                                                   100,116
        1,400  Barnes Group Inc                                               26,880
        4,700  Caraustar Industries Inc*                                      35,062
        1,400  Cleveland Cliffs Inc*                                          29,512
        3,000  Commercial Metals Co                                           42,210
       11,700  Crown Holdings Inc*                                            66,924
        2,800  Cytec Industries Inc*                                          81,060
        3,500  Energizer Holdings Inc*                                        92,925
          800  Harsco Corp                                                    24,136
        3,900  Hercules Inc*                                                  31,317
        1,700  IMC Global Inc                                                 14,977
        4,400  Imco Recycling Inc*                                            26,400
        2,700  Jones Lang Lasalle Inc*                                        37,395
        1,000  Kaydon Corp                                                    18,000
        3,900  Lafarge Corp                                                  110,292
          800  LNR Property Corp                                              26,448
        4,100  Material Sciences Corp*                                        42,066

              See accompanying notes to the financial statements.              7

GMO TAX-MANAGED SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2003

   SHARES      DESCRIPTION                                               VALUE ($)
------------------------------------------------------------------------------------
               MATERIALS & PROCESSING -- CONTINUED
        2,600  Olin Corp                                                      42,900
       11,800  Owens Illinois Inc*                                           106,200
        1,000  Phelps Dodge Corp*                                             35,960
        2,000  Precision Castparts Corp                                       47,200
        1,100  Quanex Corp                                                    34,760
        1,950  Reliance Steel and Aluminum Co                                 31,883
        1,900  Royal Gold Inc                                                 36,955
        1,900  Sealed Air Corp*                                               68,913
          800  Silgan Holdings Inc*                                           16,256
        1,800  Sonoco Products Co                                             37,350
        2,400  Standard Register Co                                           38,952
        1,400  Texas Industries Inc                                           27,790
        3,300  Timken Co                                                      52,899
          700  Trex Company Inc*                                              22,750
        6,500  Unifi Inc*                                                     33,150
        1,000  York International Corp                                        21,400
                                                                        ------------
                                                                           1,582,595
                                                                        ------------
               OTHER -- 1.3%
        2,400  Brunswick Corp                                                 45,360
        3,600  FMC Corp*                                                      55,908
        3,200  Kaman Corp, Class A                                            31,456
        2,600  Lancaster Colony Corp                                          98,748
          700  Sequa Corp, Class A*                                           24,675
        1,001  Trinity Industries Inc                                         16,226
                                                                        ------------
                                                                             272,373
                                                                        ------------
               OTHER ENERGY -- 5.5%
        9,400  Chesapeake Energy Corp                                         76,328
        2,000  Cooper Cameron Corp*                                          104,000
        5,300  Denbury Resources Inc*                                         60,844
        7,500  Harvest Natural Resources Inc*                                 43,275
        2,000  Helmerich & Payne Inc                                          55,000
        4,000  National-Oilwell Inc*                                          90,000
        2,400  Patina Oil & Gas Corp                                          79,872
        3,100  Patterson-UTI Energy Inc*                                     102,734
        8,900  Petroquest Energy Inc*                                         17,622
        4,500  Pioneer Natural Resources Co*                                 117,675
        3,000  Pogo Producing Co                                             119,250

8             See accompanying notes to the financial statements.

GMO TAX-MANAGED SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2003

   SHARES      DESCRIPTION                                               VALUE ($)
------------------------------------------------------------------------------------
               OTHER ENERGY -- CONTINUED
        5,200  Pride International Inc*                                       75,400
        4,600  Rowan Cos Inc                                                  90,298
        7,300  TransMontaigne Inc*                                            28,470
        4,000  Varco International Inc*                                       75,840
                                                                        ------------
                                                                           1,136,608
                                                                        ------------
               PRODUCER DURABLES -- 10.4%
          700  Actuant Corp*                                                  25,900
        8,500  American Power Conversion Corp*                               132,940
        1,600  Ametek Inc                                                     52,768
        1,200  Beazer Homes USA, Inc*                                         70,032
        2,200  Belden Inc                                                     28,380
          400  Briggs & Stratton Corp                                         15,800
        3,200  C-cor Electronics Inc*                                          9,504
        4,200  Cable Design Technologies Corp*                                23,058
        3,500  Centex Corp                                                   193,480
        4,000  Columbus McKinnon Corp*                                         7,000
        1,300  Donaldson Co Inc                                               45,305
        5,432  DR Horton Inc                                                  99,460
        5,000  General Cable Corp                                             19,450
        1,700  Headwaters Inc*                                                23,834
        1,400  Hovnanian Enterprises Inc*                                     45,962
        3,300  Interdigital Communications Corp*                              47,454
        3,900  KB HOME                                                       182,910
        2,800  Kimball International, Class B                                 37,884
        4,900  Ladish Co Inc*                                                 24,010
        1,678  Lennar Corp                                                    90,595
        3,128  MDC Holdings Inc                                              117,425
          300  NVR Inc*                                                       99,585
        3,200  Plantronics Inc*                                               46,112
        2,800  Pulte Corp                                                    142,324
        2,200  Ryland Group Inc                                               90,860
        1,800  Smith (AO) Corp, Class B                                       46,404
        3,400  Standard Pacific Corp                                          87,618
        1,500  Standex International Corp                                     28,650
        1,200  Tecumseh Products Co, Class A                                  53,400
        1,100  Tecumseh Products Co, Class B                                  46,475
        6,700  Toll Brothers Inc*                                            129,779
        2,900  Watts Industries Inc, Class A                                  43,500

              See accompanying notes to the financial statements.              9

GMO TAX-MANAGED SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2003

   SHARES      DESCRIPTION                                               VALUE ($)
------------------------------------------------------------------------------------
               PRODUCER DURABLES -- CONTINUED
        2,000  William Lyon Homes*                                            46,540
                                                                        ------------
                                                                           2,154,398
                                                                        ------------
               TECHNOLOGY -- 7.5%
        8,400  3 Com Corp*                                                    35,196
        5,700  Acxiom Corp*                                                   86,982
        8,000  Adaptec Inc*                                                   48,720
        3,800  American Management Systems Inc*                               40,280
        6,000  Answerthink Inc*                                               15,300
        3,000  Arrow Electronics Inc*                                         43,140
        1,800  Benchmark Electronics Inc*                                     62,712
        1,900  Black Box Corp                                                 77,254
        2,500  Ceridian Corp*                                                 34,500
        4,400  Ciber Inc*                                                     23,760
        1,300  Cognizant Technology Solutions Corp*                           91,260
        3,600  Cray Inc*                                                      30,708
        3,400  Digital River Inc*                                             30,532
        6,500  Foundry Networks Inc*                                          57,655
        2,200  Gartner Group Inc, Class A*                                    16,104
        5,100  Ingram Micro Inc, Class A*                                     52,836
        2,100  j2 Global Communications Inc*                                  50,169
        6,900  Kemet Corp*                                                    55,062
        7,700  Manufacturers Services Ltd*                                    38,346
        1,700  MCSi Inc*                                                       1,088
        2,800  Mercury Interactive Corp*                                      90,860
        3,300  Omnivision Technologies*                                       62,700
        5,800  Pegasystems Inc*                                               24,012
        6,900  Pinnacle Systems Inc*                                          66,999
        4,700  Radiant Systems Inc*                                           36,660
        6,800  Red Hat Inc*                                                   40,052
        2,900  Siliconix Inc*                                                 64,963
        3,900  SPSS Inc*                                                      42,510
        1,700  SS&C Technologies Inc*                                         17,748
        2,200  Supertex Inc*                                                  32,428
        4,500  Syntel Inc*                                                    85,275
        1,200  Systems & Computer Technology Corp*                             9,564
        3,500  Trikon Technologies Inc*                                       16,275
        7,100  Tyler Technologies Inc*                                        26,838
        5,200  White Electronic Designs Corp*                                 36,816

10            See accompanying notes to the financial statements.

GMO TAX-MANAGED SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2003

   SHARES/
PAR VALUE ($)  DESCRIPTION                                               VALUE ($)
------------------------------------------------------------------------------------
               TECHNOLOGY -- CONTINUED
        5,100  Zomax Inc*                                                     17,187
                                                                        ------------
                                                                           1,562,491
                                                                        ------------
               UTILITIES -- 4.5%
        2,500  Alliant Energy Corp                                            39,400
        4,300  Avista Corp                                                    43,903
        1,100  CH Energy Group Inc                                            45,298
        1,900  DPL Inc                                                        22,990
        3,100  DQE Inc                                                        41,850
        3,900  El Paso Electric Co*                                           40,170
        4,906  Energy East Corp                                               92,331
          800  Great Plains Energy Inc                                        18,136
          900  Hawaiian Electric Industries Inc                               35,820
       13,000  Level 3 Communications Inc*                                    64,220
        1,600  National Fuel Gas Co                                           31,264
          800  NSTAR                                                          32,336
        2,400  OGE Energy Corp                                                41,688
        3,800  Oneok Inc                                                      65,474
        3,600  PNM Resources Inc                                              75,888
        8,300  PTEK Holdings Inc*                                             29,050
        2,900  Puget Energy Inc                                               58,696
        2,800  SCANA Corp                                                     83,972
        2,800  Wisconsin Energy Corp                                          63,980
                                                                        ------------
                                                                             926,466
                                                                        ------------

               TOTAL COMMON STOCKS (COST $19,906,745)                     20,599,599
                                                                        ------------
               SHORT-TERM INVESTMENTS -- 10.9%
               CASH EQUIVALENTS -- 10.2%
      918,427  Dreyfus Money Market Fund(a)                                  918,427
$     648,999  Harris Trust & Savings Bank Eurodollar Time Deposit,
                 1.26%, due 3/24/03(a)                                       648,999
      535,424  Merrimac Money Market Fund(a)                                 535,424
                                                                        ------------
                                                                           2,102,850
                                                                        ------------

              See accompanying notes to the financial statements.

GMO TAX-MANAGED SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2003

PAR VALUE ($)  DESCRIPTION                                               VALUE ($)
------------------------------------------------------------------------------------
               REPURCHASE AGREEMENT -- 0.7%
$     147,213  Salomon Smith Barney Inc. Repurchase Agreement, dated
               02/28/03, due 03/03/03, with a maturity value of
               $147,217, and an effective yield of 0.36%,
               collateralized by a U.S. Treasury Bond with a rate of
               3.625%, maturity date of 03/31/04, and a market value,
               including accrued interest of $158,397.                       147,213
                                                                        ------------

               TOTAL SHORT-TERM INVESTMENTS (COST $2,250,063)              2,250,063
                                                                        ------------
               TOTAL INVESTMENTS -- 110.3%
               (Cost $22,156,808)                                         22,849,662

               Other Assets and Liabilities (net) -- (10.3%)              (2,126,486)
                                                                        ------------
               TOTAL NET ASSETS -- 100.0%                               $ 20,723,176
                                                                        ============

               NOTES TO THE SCHEDULE OF INVESTMENTS:

REIT - Real Estate Investment Trust

*    Non-income producing security.

(a)  Represents investment of security lending collateral (Note 1).

12            See accompanying notes to the financial statements.

GMO TAX-MANAGED SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)
STATEMENT OF ASSETS AND LIABILITIES -- FEBRUARY 28, 2003
--------------------------------------------------------------------------------

ASSETS:
   Investments, at value, including securities on loan of
    $2,014,215 (cost $22,156,808) (Note 1)                    $22,849,662
   Dividends and interest receivable                               18,598
   Receivable for expenses reimbursed by Manager (Note 2)           2,632
                                                              -----------

      Total assets                                             22,870,892
                                                              -----------

LIABILITIES:
   Payable upon return of securities loaned (Note 1)            2,102,850
   Payable to affiliate for (Note 2):
      Management fee                                                9,027
      Shareholder service fee                                       2,462
   Accrued expenses                                                33,377
                                                              -----------

      Total liabilities                                         2,147,716
                                                              -----------
NET ASSETS                                                    $20,723,176
                                                              ===========

NET ASSETS CONSIST OF:
   Paid-in capital                                            $27,988,560
   Accumulated net realized loss                               (7,958,238)
   Net unrealized appreciation                                    692,854
                                                              -----------
                                                              $20,723,176
                                                              ===========

NET ASSETS ATTRIBUTABLE TO:
   Class III shares                                           $20,723,176
                                                              ===========

SHARES OUTSTANDING:
   Class III                                                    2,145,777
                                                              ===========

NET ASSET VALUE PER SHARE:
   Class III                                                  $      9.66
                                                              ===========

              See accompanying notes to the financial statements.             13

GMO TAX-MANAGED SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)
STATEMENT OF OPERATIONS -- YEAR ENDED FEBRUARY 28, 2003
--------------------------------------------------------------------------------

INVESTMENT INCOME:
   Dividends (net of withholding taxes of $230)               $   465,400
   Interest (including securities lending income of $5,141)         9,872
                                                              -----------

         Total income                                             475,272
                                                              -----------
EXPENSES:
   Management fee (Note 2)                                        162,753
   Audit fees                                                      28,296
   Custodian and transfer agent fees                               22,030
   Trustees fees and related expenses (Note 2)                      1,628
   Legal fees                                                       1,613
   Registration fees                                                  966
   Miscellaneous                                                    1,376
   Fees reimbursed by Manager (Note 2)                            (53,737)
                                                              -----------
                                                                  164,925
   Shareholder service fee (Note 2) - Class III                    44,387
                                                              -----------
      Net expenses                                                209,312
                                                              -----------

            Net investment income                                 265,960
                                                              -----------

REALIZED AND UNREALIZED GAIN (LOSS):

   Net realized gain on investments                             1,866,002
                                                              -----------

   Change in net unrealized appreciation (depreciation) on
    investments                                                (7,054,887)
                                                              -----------

      Net realized and unrealized loss                         (5,188,885)
                                                              -----------

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS          $(4,922,925)
                                                              ===========

14            See accompanying notes to the financial statements.

GMO TAX-MANAGED SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                            YEAR ENDED         YEAR ENDED
                                                         FEBRUARY 28, 2003  FEBRUARY 28, 2002
                                                         -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
   Net investment income                                   $    265,960        $   468,124
   Net realized gain                                          1,866,002          2,873,008
   Change in net unrealized appreciation (depreciation)      (7,054,887)         1,594,048
                                                           ------------        -----------

   Net increase (decrease) in net assets from
    operations                                               (4,922,925)         4,935,180
                                                           ------------        -----------

Distributions to shareholders from:
   Net investment income
      Class III                                                (261,359)          (523,894)
                                                           ------------        -----------
      Total distributions from net investment income           (261,359)          (523,894)
                                                           ------------        -----------
   Net share transactions (Note 5):
      Class III                                             (11,636,058)        (7,909,373)
                                                           ------------        -----------
   Decrease in net assets resulting from net share
    transactions                                            (11,636,058)        (7,909,373)
                                                           ------------        -----------

      Total decrease in net assets                          (16,820,342)        (3,498,087)
NET ASSETS:
   Beginning of period                                       37,543,518         41,041,605
                                                           ------------        -----------
   End of period                                           $ 20,723,176        $37,543,518
                                                           ============        ===========

              See accompanying notes to the financial statements.             15

GMO TAX-MANAGED SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)
FINANCIAL HIGHLIGHTS
(FOR A CLASS III SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------

                                                       YEAR ENDED FEBRUARY 28/29,
                                               ------------------------------------------
                                                 2003       2002       2001       2000*
                                               ---------  ---------  ---------  ---------
NET ASSET VALUE, BEGINNING OF PERIOD            $ 11.76    $ 10.54    $  9.52    $ 10.00
                                                -------    -------    -------    -------

Income from investment operations:
   Net investment income                           0.11       0.15       0.12       0.08
   Net realized and unrealized gain (loss)        (2.10)      1.23       1.02      (0.50)
                                                -------    -------    -------    -------

      Total from investment operations            (1.99)      1.38       1.14      (0.42)
                                                -------    -------    -------    -------

Less distributions to shareholders:
   From net investment income                     (0.11)     (0.16)     (0.12)     (0.06)
                                                -------    -------    -------    -------

      Total distributions                         (0.11)     (0.16)     (0.12)     (0.06)
                                                -------    -------    -------    -------
NET ASSET VALUE, END OF PERIOD                  $  9.66    $ 11.76    $ 10.54    $  9.52
                                                =======    =======    =======    =======
TOTAL RETURN(a)                                  (17.00)%    13.25%     12.12%     (4.25)%++

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)            $20,723    $37,544    $41,042    $39,000
   Net expenses to average daily net assets        0.71%      0.70%      0.70%      0.70%**
   Net investment income to average daily net
     assets                                        0.90%      1.30%      1.25%      1.08%**
   Portfolio turnover rate                           55%        65%       131%        18%
   Fees and expenses reimbursed by the
     Manager to average daily net assets:          0.18%      0.20%      0.17%      0.21%**
   Purchase and redemption fees consisted of
     the following per share amounts:(b)        $  0.01         --(c)  $  0.01   $   N/A

(a) The total return would have been lower had certain expenses not been reimbursed during the period shown. Calculation excludes purchase premiums.
(b) Effective March 1, 2000, the Fund adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies which requires the disclosure of the per share effect of purchase and redemption fees. Periods prior to March 1, 2000 have not been restated to reflect this change. Amounts calculated using average shares outstanding throughout the period.
(c)  Purchase premiums were less than $0.01 per share.
*    Period from June 1, 1999 (commencement of operations) through February
     29, 2000.
**   Annualized.
++   Not annualized.

16            See accompanying notes to the financial statements.

GMO TAX-MANAGED SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS
FEBRUARY 28, 2003
--------------------------------------------------------------------------------

1.    SIGNIFICANT ACCOUNTING POLICIES

      GMO Tax Managed Small Companies Fund (the "Fund"), is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts Business Trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees to create an unlimited number of series ("Funds"), each of which issues a separate series of shares, and to subdivide a series of shares into classes.

      The Fund seeks to maximize after-tax total return through investment in a portfolio of common stocks of smaller companies principally traded in the U.S.

      The Fund's benchmark is the GMO Russell 2500 Index (After Tax), which is computed by the Manager by applying a 38.6% tax on income on the securities compromising the Russell 2500 Index, which is independently maintained and published by Frank Russell Company.

      The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      PORTFOLIO VALUATION
      Portfolio securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair value. Shares of mutual funds are valued at their net asset value as reported on each business day. Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction. A security's value may be deemed unreliable if, for example, the Manager becomes aware of information or events occurring after the close of a foreign market that would materially affect that security's value.

GMO TAX-MANAGED SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------

      FUTURES CONTRACTS
      The Fund may purchase and sell futures contracts to manage its exposure to the financial markets. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. Upon entering into a futures contract, the Fund is required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. government and agency obligations in accordance with the initial margin requirements of the broker or exchange. In addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contracts. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is liquidated on the following business day. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Losses may arise from the changes in the value of the underlying instrument, if there is an illiquid secondary market for the contracts, or if counterparties do not perform under the contract terms. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. At February 28, 2003, the Fund held no open futures contracts.

      SWAP AGREEMENTS
      The Fund may enter into swap agreements to manage its exposure to the financial markets. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into total return swap agreements, which involve a commitment by one party in the agreement to pay interest in exchange for a market linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. The Fund may also enter into contracts for differences in which the Fund agrees with the counterparty that its return will be based on the relative performance of two different groups or "baskets" of securities, adjusted by an interest rate payment. To the extent that the relative performance of the two baskets of securities exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. In connection with these agreements, cash or securities may be set aside as collateral by the Fund's custodian in accordance with the terms of the swap agreement. The Fund earns interest on cash set aside as collateral. Swaps are marked to market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. These financial instruments are not actively traded on financial markets. The values assigned to these instruments are based upon the best available information and because of the uncertainty of the valuation, these values may differ significantly from the values that would have been realized had a

GMO TAX-MANAGED SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------
      ready market for these instruments existed, and the differences could be material. Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, or that there may be unfavorable changes in the price of the security or index underlying these transactions. As of February 28, 2003, the Fund held no open swap agreements.

      REPURCHASE AGREEMENTS
      The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Fund and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters insolvency proceedings, recovery of cash by the Fund may be delayed or limited.

      SECURITY LENDING
      The Fund may lend its securities to certain qualified brokers. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of loss with respect to the investment of the collateral, the risk of delay in recovery or loss of rights in the collateral should the borrower of the securities fail financially. The Fund receives compensation for lending its securities. At February 28, 2003, the Fund loaned securities having a market value of $2,014,215 collateralized by cash in the amount of $2,102,850, which was invested in short-term investments.

      TAXES AND DISTRIBUTIONS
      The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary. Taxes on foreign dividend income are withheld in accordance with the applicable country's tax treaty with the United States.

GMO TAX-MANAGED SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------

      The Fund's policy is to declare and pay distributions from net investment income quarterly, and from net realized short-term and long-term capital gains at least annually. All distributions will be paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

      Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from US. GAAP. For the years ended February 28, 2002 and February 28, 2003, the tax basis of distributions paid from ordinary income were $523,894 and $261,359, respectively.

      At February 28, 2003, the Fund had a capital loss carryforward available to offset future capital gains, if any, to the extent permitted by the Code, of $640,309, $5,176,933, $1,587,943 and $393,614 expiring in 2008,
      2009, 2010 and 2011, respectively. The Fund elected to defer to March 1, 2003 post-October losses of $159,438.

      The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 2003. This reclassification has no impact on net investment income, realized gain/loss or the net asset value of the Fund and is primarily attributable to differing treatments for redemption in kind transactions. The net gain resulting from redemption in kind transactions were $1,932,388. The financial highlights exclude these adjustments.

            Accumulated        Accumulated
         Undistributed Net  Undistributed Net
         Investment Income    Realized Loss    Paid-in Capital
         -----------------  -----------------  ---------------
              $(4,601)         $(1,919,529)      $1,924,130

      Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

      SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
      Security transactions are accounted for on trade date. Dividend income, net of applicable foreign withholding taxes, is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and discounts. Non-cash dividends, if any, are recorded at the fair market value of the securities received. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis. Dividends representing a return of capital are reflected as a reduction of cost, when the amount of the return of capital is conclusively determined.

GMO TAX-MANAGED SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------

      EXPENSES
      The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

      PURCHASES AND REDEMPTIONS OF FUND SHARES
      The premium on cash purchases of Fund shares is .50% of the amount invested. If the Manager determines that any portion of a cash purchase is offset by a corresponding cash redemption occurring on the same day, the purchase premium charged by the Fund will be reduced by 100% with respect to that portion. In addition, the purchase premium charged by the Fund may be waived if the Manager determines the Fund is substantially underweighted in cash so that a purchase will not require a securities transaction. All purchase premiums are paid and recorded by the Fund as paid-in capital. For the years ended February 28, 2002 and February 28, 2003, the fund received $7,812 and $15,074 in purchase premiums, respectively. There is no fee for redemptions, reinvested distributions or in-kind transactions.

2.    FEES AND OTHER TRANSACTIONS WITH AFFILIATES

      GMO earns a management fee paid monthly at the annual rate of .55% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on the average daily net assets at the annual rate of .15% for Class III shares.

      GMO has entered into a binding agreement effective until at least
      June 30, 2003 to reimburse the Fund to the extent that the Fund's total annual operating expenses (excluding shareholder service fees, fees and expenses of the independent Trustees of the Trust (including legal fees), brokerage commissions and other investment-related costs, hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes), securities lending fees and expenses, interest expense and transfer taxes) exceed the management fee.

      The Fund's portion of the fee paid by the Trust to the independent Trustees during the period ended February 28, 2003 was $1,447. No remuneration is paid to any Trustee or officer who is affiliated with the Manager.

3.    PURCHASES AND SALES OF SECURITIES

      Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the period ended February 28, 2003, aggregated $15,899,657 and $26,817,803, respectively.

GMO TAX-MANAGED SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------

      At February 28, 2003, the cost for U.S. federal income tax purposes and gross unrealized appreciation and depreciation in value of investments were as follows:

                         Gross Unrealized  Gross Unrealized  Net Unrealized
         Aggregate Cost    Appreciation      Depreciation     Appreciation
         --------------  ----------------  ----------------  --------------
          $22,156,808       $2,770,943       $(2,078,089)       $692,854

4.    PRINCIPAL SHAREHOLDERS

      At February 28, 2003, 36.7% of the outstanding shares of the Fund were held by three shareholders, each holding in excess of 10% of the Fund's outstanding shares. Investment activities of these shareholders may have a material effect on the Fund.

5.    SHARE TRANSACTIONS

      The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                                               Year Ended              Year Ended
                                                           February 28, 2003        February 28, 2002
                                                        ------------------------  ---------------------
                                                          Shares       Amount      Shares     Amount
         Class III:                                     ----------  ------------  --------  -----------
         Shares sold                                       317,367  $  3,014,863   141,701  $ 1,562,447
         Shares issued to shareholders
           in reinvestment of distributions                 15,201       154,941     8,017       85,606
         Shares repurchased                             (1,378,358)  (14,805,862) (853,209)  (9,557,426)
                                                        ----------  ------------  --------  -----------
         Net decrease                                   (1,045,790) $(11,636,058) (703,491) $(7,909,373)
                                                        ==========  ============  ========  ===========

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE TRUSTEES OF GMO TRUST AND THE SHAREHOLDERS OF
GMO TAX-MANAGED SMALL COMPANIES FUND

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Tax-Managed Small Companies Fund (the "Fund") (a series of GMO Trust) at February 28, 2003, and the results of its operations, the changes in its net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2003 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 15, 2003

TRUSTEES AND OFFICERS (UNAUDITED)
The following tables list the Trust's Trustees and officers; their address and age; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information includes additional information about the Trust's trustees and is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

INDEPENDENT TRUSTEES:

                                                                                                   Number of
                                                                                                 Portfolios in
                                                        Term of              Principal               Fund
                                                     Office(1) and         Occupation(s)            Complex           Other
              Name, Address,         Position(s)       Length of            During Past            Overseen       Directorships
                 and Age           Held with Fund     Time Served           Five Years            by Trustee     Held by Trustee
         ------------------------  ---------------  ---------------  -------------------------  ---------------  ---------------
         Jay O. Light              Trustee of the   Since May 1996   Professor of Business            39              *(2)
         c/o GMO Trust             Trust                             Administration and Senior
         40 Rowes Wharf                                              Associate Dean, Harvard
         Boston, MA 02110                                            University.
         Age: 61

         Donald W. Glazer, Esq.    Trustee of the   Since December   Advisory Counsel, Goodwin        39              None
         c/o GMO Trust             Trust            2000             Procter LLP; Secretary
         40 Rowes Wharf                                              and Consultant,
         Boston, MA 02110                                            Provant, Inc. (provider
         Age: 58                                                     of performance
                                                                     improvement training
                                                                     services and products)
                                                                     (1998 - present);
                                                                     Consultant -- Business
                                                                     and Law.

1 Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.
2 Mr. Light is a director of Harvard Management Company, Inc. and Security Capital European Realty. Neither of these companies has a class of securities registered pursuant to Section 12 of the Securities Exchange Act or subject to the requirements of Section 15(d) of the Act and neither of these companies is a registered investment company.

INTERESTED TRUSTEES:

                                                                                            Number of
                                                                                          Portfolios in
                                                 Term of              Principal               Fund
                                              Office(1) and         Occupation(s)            Complex           Other
       Name, Address,         Position(s)       Length of            During Past            Overseen       Directorships
          and Age           Held with Fund     Time Served           Five Years            by Trustee     Held by Trustee
  ------------------------  ---------------  ---------------  -------------------------  ---------------  ---------------

  R. Jeremy Grantham(3)     Chairman of the  Since September  Member, Grantham, Mayo,          39              None
  c/o GMO Trust             Board of         1985. President  Van Otterloo & Co. LLC.
  40 Rowes Wharf            Trustees of the  from February
  Boston, MA 02110          Trust            2002 - October
  Age: 64                                    2002.

1 Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.
3 Trustee is deemed to be an "interested person" of the Trust and Grantham, Mayo, Van Otterloo & Co. LLC, as defined by the 1940 Act.

PRINCIPAL OFFICERS:

                                                                          Term of Office(4)            Principal Occupation(s)
              Name, Address,                 Position(s)                    and Length of                    During Past
                  and Age                   Held with Fund                   Time Served                      Five Years
         -------------------------  ------------------------------  ------------------------------  ------------------------------

         Scott Eston                President and Chief Executive   President and Chief Executive   Chief Financial Officer
         c/o GMO Trust              Officer of the Trust            Officer since October 2002;     (1997 - present), Chief
         40 Rowes Wharf                                             Vice President from August      Operating Officer (2000 -
         Boston, MA 02110                                           1998 - October 2002.            present) and Member, Grantham,
         Age: 47                                                                                    Mayo, Van Otterloo & Co. LLC.

         Susan Randall Harbert      Chief Financial Officer and     Chief Financial Officer Since   Member, Grantham, Mayo, Van
         c/o GMO Trust              Treasurer of the Trust          February 2000; Treasurer since  Otterloo & Co. LLC.
         40 Rowes Wharf                                             February 1998.
         Boston, MA 02110
         Age: 45

         Brent Arvidson             Assistant Treasurer of the      Since September 1998.           Senior Fund Administrator,
         c/o GMO Trust              Trust                                                           Grantham, Mayo, Van
         40 Rowes Wharf                                                                             Otterloo & Co. LLC.
         Boston, MA 02110
         Age: 33

         William R. Royer, Esq.     Vice President and Clerk of     Vice President since February   General Counsel, Anti- Money
         c/o GMO Trust              the Trust                       1997; Clerk since March 2001;   Laundering Reporting Officer
         40 Rowes Wharf                                             May 1999 - August 1999.         (July 2002 - February 2003)
         Boston, MA 02110                                                                           and Member, Grantham, Mayo,
         Age: 37                                                                                    Van Otterloo & Co. LLC.

         Elaine M. Hartnett, Esq.   Vice President and Secretary    Vice President since August     Associate General Counsel,
         c/o GMO Trust              of the Trust                    1999; Secretary since March     Grantham, Mayo, Van
         40 Rowes Wharf                                             2001.                           Otterloo & Co. LLC (June
         Boston, MA 02110                                                                           1999 - present); Associate/
         Age: 58                                                                                    Junior Partner, Hale and Dorr
                                                                                                    LLP (1991 - 1999).

         Julie Perniola             Vice President and Anti- Money  Since February 2003.            Anti-Money Laundering
         c/o GMO Trust              Laundering Compliance Officer                                   Reporting Officer (February
         40 Rowes Wharf                                                                             2003 - present) and Compliance
         Boston, MA 02110                                                                           Officer, Grantham, Mayo, Van
         Age: 32                                                                                    Otterloo & Co. LLC.

4 Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

GMO TAX-MANAGED U.S. EQUITIES FUND
(A SERIES OF GMO TRUST)
ANNUAL REPORT
FEBRUARY 28, 2003

GMO TAX-MANAGED U.S. EQUITIES FUND
(A SERIES OF GMO TRUST)
--------------------------------------------------------------------------------

PORTFOLIO MANAGERS

Day-to-day management of the Fund's portfolio is the responsibility of the U.S. Quantitative Division at Grantham, Mayo, Van Otterloo & Co. LLC.

MANAGEMENT DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

The GMO Tax-Managed U.S. Equities Fund returned -22.3% for the fiscal year ended February 28, 2002, as compared to -22.7% for the S&P 500 before taxes. On an after-tax basis, the Fund returned -22.7% to the benchmark's -22.9% for the same period. Consistent with the Fund's investment objectives and policies, the Fund was invested substantially in U.S. equity securities throughout the period.

U.S. equities were no place to be if one were looking to avoid the downward slide of global equity markets in 2002 or the start of 2003. Across the board, all sectors posted negative absolute returns, and large capitalization stocks fared worst of all. From accounting fraud to war anticipation anxiety, there was no shortage of reasons to worry, and the markets reflected this both in volatility and retrenchment towards companies with tangible products and transparent processes. For the period, consumer staples was the strongest sector, but posted a return of -15.3%. Integrated oils, reflecting soaring oil prices, came in close behind at -16.5%. Value stocks provided a little traction on the downward skid relative to growth stocks, and generally outperformed by 6% to 8% on a relative basis across market capitalization groups.

The Fund's moderate outperformance of the benchmark for the period is attributed to stock selection. The portfolio uses two value-based stock selection strategies and one momentum-based stock selection strategy. Our price-to-normalized earnings strategy, which focuses on traditional value measures, worked especially well in the back-to-basics mentality of the past year. Our intrinsic value stock selection model, which has a strong record of selecting relatively undervalued stocks outside traditional value filters, underperformed for the period. Our momentum-based stock selection strategy had a neutral effect on the portfolio for the year, underperforming in the first half, but adding value in the second. For the year, stock selection was strongest within financial services, healthcare and technology. Selection was weakest within consumer staples and automotive and transportation stocks. In combination, stock selection added 1.6% to relative performance for the period.

Sector selection, however, detracted from relative performance for the fiscal year, primarily due to an underweight in technology during technology's October and November gains. An underweight in integrated oils stocks, and overweight in utilities (primarily telephone stocks) also detracted from performance. For the period, sector selection detracted 1.2% from performance relative to the S&P 500 benchmark.

OUTLOOK

Our focus continues to be on adding value over the long term with proven investment strategies that have demonstrated effectiveness. We believe that our process of combining value and momentum in varying

GMO TAX-MANAGED U.S. EQUITIES FUND
(A SERIES OF GMO TRUST)
--------------------------------------------------------------------------------

proportions in each quantitative equity strategy will continue to add value over the long term. The Fund is overweight in utilities stocks, especially telephones, and underweight technology and healthcare stocks. The Fund continues to hold an overweight of value versus growth stocks.

THE VIEWS EXPRESSED HEREIN ARE EXCLUSIVELY THOSE OF GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC MANAGEMENT AS OF THE DATE OF THIS REPORT AND ARE SUBJECT TO CHANGE. THEY ARE NOT MEANT AS INVESTMENT ADVICE.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

        COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
GMO TAX-MANAGED U.S. EQUITIES FUND CLASS III SHARES AND THE S&P 500 INDEX
                         AS OF FEBRUARY 28, 2003
                                                                           GMO TAX-MANAGED U.S.
                                                                              EQUITIES FUND*     S&P 500 INDEX*
7/23/98                                                                                 $10,000         $10,000
9/30/98                                                                                  $9,510          $8,953
12/31/98                                                                                $10,960         $10,860
3/31/99                                                                                 $10,970         $11,401
6/30/99                                                                                 $11,991         $12,204
9/30/99                                                                                 $11,069         $11,442
12/31/99                                                                                $12,819         $13,145
3/31/2000                                                                               $13,675         $13,446
6/30/2000                                                                               $13,090         $13,089
9/30/2000                                                                               $13,831         $12,962
12/31/2000                                                                              $13,230         $11,948
3/31/2001                                                                               $11,819         $10,531
6/30/2001                                                                               $12,366         $11,148
9/30/2001                                                                               $11,026          $9,511
12/31/2001                                                                              $11,937         $10,528
3/31/2002                                                                               $12,114         $10,557
6/30/2002                                                                               $10,608          $9,142
9/30/2002                                                                                $8,748          $7,563
12/31/2002                                                                               $9,587          $8,201
2/28/2003                                                                                $9,101          $7,866

AVERAGE ANNUAL TOTAL RETURN*
                                         SINCE
                                       INCEPTION
                              1 YEAR    7/23/98
Class III                     -22.33%     -2.02%

Performance shown is net of all fees after reimbursement from the manager. Returns and net asset values of fund investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. Past performance is not indicative of future performance. Information is unaudited.
* Returns are before taxes.

GMO TAX-MANAGED U.S. EQUITIES FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2003

   SHARES      DESCRIPTION                                                VALUE ($)
-------------------------------------------------------------------------------------
               COMMON STOCKS -- 99.1%
               AUTO & TRANSPORTATION -- 4.0%
        8,700  AMR Corp*                                                       20,358
        7,900  Burlington Northern Santa Fe Railroad Co                       197,500
        1,900  CSX Corp                                                        51,034
        7,100  Delta Air Lines Inc                                             59,640
        2,500  Expeditors International Washington Inc                         85,475
        1,200  FedEx Corp                                                      61,680
       23,169  Ford Motor Co                                                  192,766
       13,541  General Motors Corp                                            457,280
        4,400  Goodyear Tire & Rubber Co                                       17,600
        2,200  Harley Davidson Inc                                             87,098
          600  Union Pacific Corp                                              33,114
        6,300  United Parcel Service, Class B                                 362,502
                                                                        -------------
                                                                            1,626,047
                                                                        -------------
               CONSUMER DISCRETIONARY -- 10.6%
       10,700  Amazon.com Inc*                                                235,507
        3,800  Apollo Group Inc, Class A*                                     176,092
        3,000  Autonation Inc*                                                 39,690
        2,500  Black and Decker Corp                                           91,750
        2,600  CDW Computer Centers Inc*                                      113,516
          600  ChoicePoint Inc*                                                20,250
        6,400  Circuit City Stores Inc                                         28,288
        3,800  Clear Channel Communications Inc*                              138,738
        3,400  Dollar Tree Stores Inc*                                         70,210
        8,000  Eastman Kodak Co                                               236,800
        2,700  eBay Inc*                                                      211,734
        2,500  Electronic Arts Inc*                                           132,000
        3,900  Federated Department Stores Inc*                                99,450
        3,100  Fox Entertainment Group Inc, Class A*                           82,863
        1,200  Gannett Co Inc                                                  86,604
        2,400  Harrahs Entertainment Inc*                                      78,816
        3,100  Hilton Hotels Corp                                              34,069
        3,100  Jones Apparel Group Inc*                                        87,916
          700  Liberty Media Corp, Series B*                                    6,538
        6,100  Limited Brands Inc                                              72,468
        1,400  Manpower Inc                                                    42,518
        2,500  May Department Stores Co                                        49,050
        2,000  MGM Mirage*                                                     51,240
        1,300  Michaels Stores Inc*                                            30,550
          700  Mohawk Industries Inc*                                          34,566

              See accompanying notes to the financial statements.              1

GMO TAX-MANAGED U.S. EQUITIES FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2003

   SHARES      DESCRIPTION                                                VALUE ($)
-------------------------------------------------------------------------------------
               CONSUMER DISCRETIONARY -- CONTINUED
        2,300  New York Times Co, Class A                                     106,858
        5,300  Newell Rubbermaid Inc                                          149,460
          600  Outback Steakhouse Inc                                          19,320
        2,500  Penney (JC) Co Inc                                              49,625
        1,400  Pixar Inc*                                                      75,586
        1,400  R.R. Donnelley and Sons                                         25,564
        2,000  RadioShack Corp                                                 39,280
        1,700  Ross Stores Inc                                                 58,157
        7,500  Sears Roebuck & Co                                             163,350
        4,700  Starbucks Corp*                                                110,215
       13,700  The Gap Inc                                                    178,648
        3,900  Toys R Us Inc*                                                  31,512
        4,500  Tribune Co                                                     201,825
          800  VF Corp                                                         27,080
        3,300  Viacom Inc, Class A*                                           122,793
       13,000  Viacom Inc, Class B*                                           482,690
        2,100  Weight Watchers International Inc*                              87,885
        1,000  Whirlpool Corp                                                  49,260
        2,800  Williams-Sonoma Inc*                                            65,184
                                                                        -------------
                                                                            4,295,515
                                                                        -------------
               CONSUMER STAPLES -- 8.1%
        1,900  Albertsons Inc                                                  35,777
       28,000  Altria Group Inc                                             1,082,200
        4,900  Anheuser Busch Cos Inc                                         227,850
        2,100  Campbell Soup Co                                                43,554
       13,800  Coca Cola Co                                                   555,036
        9,300  Coca Cola Enterprises Inc                                      187,674
        2,800  Colgate-Palmolive Co                                           140,868
        6,900  CVS Corp                                                       171,810
        1,000  Heinz (HJ) Co                                                   30,700
        4,300  Pepsi Bottling Group Inc                                        99,975
        8,800  Rite Aid Corp*                                                  21,120
        1,900  RJ Reynolds Tobacco Holdings                                    75,829
       10,400  Safeway Inc*                                                   206,856
        3,700  Sara Lee Corp                                                   73,260
        2,700  Sysco Corp                                                      73,224
        1,500  UST Inc                                                         43,245
        7,800  Walgreen Co                                                    219,492
                                                                        -------------
                                                                            3,288,470
                                                                        -------------

              See accompanying notes to the financial statements.
2

GMO TAX-MANAGED U.S. EQUITIES FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2003

   SHARES      DESCRIPTION                                                VALUE ($)
-------------------------------------------------------------------------------------
               FINANCIAL SERVICES -- 24.8%
        8,000  AFLAC Corp                                                     250,000
        9,400  Allstate Corp                                                  297,322
          250  AMBAC Financial Group                                           12,212
       13,500  American Express Co                                            453,330
        2,400  Automatic Data Processing Inc                                   78,000
       11,800  Bank of America Corp                                           817,032
        3,900  Bank One Corp                                                  140,517
        2,200  Bear Stearns Cos Inc                                           137,808
        2,700  Capital One Financial Corp                                      83,619
        2,460  Charter One Financial Inc                                       71,119
        2,600  Cigna Corp                                                     111,722
        7,800  Citigroup Inc                                                  260,052
        2,200  CNA Financial Corp*                                             50,578
        2,100  Comerica Inc                                                    86,058
        2,400  Countrywide Financial Corp                                     128,136
        1,100  Dun & Bradstreet Corp*                                          39,490
        1,100  Edwards (AG) Inc                                                29,337
        1,400  Equifax Inc                                                     26,852
       16,700  Fannie Mae                                                   1,070,470
        1,700  Fidelity National Financial Inc                                 55,811
        8,010  FleetBoston Financial Corp                                     196,726
        2,900  Franklin Resources Inc                                          94,743
       10,600  Freddie Mac                                                    579,290
        2,700  Golden West Financial Corp                                     195,480
        2,200  Greenpoint Financial Corp                                       93,456
        7,700  Household International Inc                                    215,061
        2,800  Hudson City Bancorp Inc                                         53,172
        3,000  Huntington Bancshares Inc                                       57,600
        9,710  J.P. Morgan Chase & Co                                         220,223
        5,500  Janus Capital Group Inc                                         65,065
        7,000  KeyCorp                                                        166,110
        1,500  Lehman Brothers Holdings Inc                                    83,055
        1,900  Lincoln National Corp                                           53,827
        5,000  Loews Corp                                                     218,550
        1,300  MBIA Inc                                                        49,569
        6,400  Merrill Lynch & Co Inc                                         218,112
        4,300  MGIC Investment Corp                                           169,678
        2,100  Moody's Corp                                                    92,610
        8,200  Morgan Stanley                                                 302,170
        4,800  National City Corp                                             132,576

              See accompanying notes to the financial statements.              3

GMO TAX-MANAGED U.S. EQUITIES FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2003

   SHARES      DESCRIPTION                                                VALUE ($)
-------------------------------------------------------------------------------------
               FINANCIAL SERVICES -- CONTINUED
        2,100  Old Republic International Corp                                 57,330
        4,100  PMI Group Inc                                                  111,110
        1,000  PNC Financial Services Group                                    44,930
        2,000  Principal Financial Group                                       55,140
        2,600  Radian Group Inc                                                90,662
        2,900  Regions Financial Corp                                          93,902
        3,100  Sovereign Bancorp Inc                                           42,098
        1,000  Suntrust Banks Inc                                              56,250
        2,200  Torchmark Corp                                                  79,882
        1,800  Union Planters Corp                                             49,536
          700  UnionBanCal Corp                                                29,134
        6,600  Unumprovident Corp                                              85,800
        3,100  US Bancorp                                                      64,852
       12,900  Wachovia Corp                                                  457,692
        9,900  Washington Mutual Inc                                          341,847
       19,200  Wells Fargo & Co                                               870,720
                                                                        -------------
                                                                            9,987,423
                                                                        -------------
               HEALTH CARE -- 15.7%
        4,900  Aetna Inc*                                                     206,388
        1,700  Anthem Inc*                                                    101,337
        4,400  Boston Scientific Corp*                                        194,348
       22,300  Bristol Myers Squibb Co                                        519,590
        2,100  Cardinal Health Inc                                            120,309
        4,500  Guidant Corp*                                                  160,920
        3,700  HCA - The Healthcare Company                                   152,588
        3,200  Healthsouth Corp*                                               11,456
        4,900  Lincare Holdings Inc*                                          146,510
        1,900  Medtronic Inc                                                   84,930
       34,700  Merck & Co Inc                                               1,830,425
        1,800  Oxford Health Plans Inc*                                        50,400
          900  Patterson Dental Co*                                            39,609
       42,150  Pfizer Inc                                                   1,256,913
        6,700  Pharmacia Corp                                                 276,844
       28,400  Schering Plough Corp                                           511,768
        1,400  Stryker Corp                                                    91,280
        2,600  UnitedHealth Group Inc                                         215,540
        1,600  Varian Medical Systems Inc*                                     80,880
        2,500  Wellpoint Health Network Inc*                                  170,025

4             See accompanying notes to the financial statements.

GMO TAX-MANAGED U.S. EQUITIES FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2003

   SHARES      DESCRIPTION                                                VALUE ($)
-------------------------------------------------------------------------------------
               HEALTH CARE -- CONTINUED
        2,700  Zimmer Holdings Inc*                                           119,853
                                                                        -------------
                                                                            6,341,913
                                                                        -------------
               INTEGRATED OILS -- 2.1%
        9,383  ConocoPhillips                                                 475,718
       10,900  Marathon Oil Corp                                              251,681
        3,400  Occidental Petroleum Corp                                      101,660
                                                                        -------------
                                                                              829,059
                                                                        -------------
               MATERIALS & PROCESSING -- 1.9%
        2,000  Ashland Inc                                                     55,620
        1,700  Avery Dennison Corp                                             97,580
        3,200  Du Pont (E.I.) De Nemours                                      117,344
          900  Eastman Chemical Co                                             28,971
        2,400  Ecolab Inc                                                     117,720
        1,200  Energizer Holdings Inc*                                         31,860
        1,800  Engelhard Corp                                                  37,350
          800  Phelps Dodge Corp*                                              28,768
        1,400  PPG Industries Inc                                              64,960
        3,200  Sealed Air Corp*                                               116,064
        2,600  Sherwin Williams Co                                             69,420
                                                                        -------------
                                                                              765,657
                                                                        -------------
               OTHER -- 3.1%
        3,600  3 M Co                                                         451,332
          400  Eaton Corp                                                      28,380
        2,800  Fortune Brands Inc                                             122,752
       15,900  Honeywell International Inc                                    363,951
        1,900  ITT Industries Inc                                             106,837
        1,500  Johnson Controls Inc                                           116,940
        1,500  Textron Inc                                                     54,195
                                                                        -------------
                                                                            1,244,387
                                                                        -------------
               OTHER ENERGY -- 3.1%
        3,300  Apache Corp                                                    215,424
        2,100  BJ Services Co*                                                 72,177
        2,900  Burlington Resources Inc                                       134,415
        1,400  Cooper Cameron Corp*                                            72,800

              See accompanying notes to the financial statements.              5

GMO TAX-MANAGED U.S. EQUITIES FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2003

   SHARES      DESCRIPTION                                                VALUE ($)
-------------------------------------------------------------------------------------
               OTHER ENERGY -- CONTINUED
        3,900  Devon Energy Corp                                              187,980
        2,600  Ensco International Inc                                         72,748
        1,700  EOG Resources Inc                                               70,210
        2,900  Nabors Industries Ltd*                                         114,985
        2,700  Smith International Inc*                                        94,122
          500  Sunoco Inc                                                      17,695
        4,100  Transocean Inc                                                  93,070
        1,700  Weatherford International Ltd*                                  68,068
        1,600  XTO Energy Inc                                                  40,336
                                                                        -------------
                                                                            1,254,030
                                                                        -------------
               PRODUCER DURABLES -- 5.3%
        6,300  American Power Conversion Corp*                                 98,532
        9,000  Applied Materials Inc*                                         116,820
       13,000  Boeing Co                                                      358,280
        1,500  Caterpillar Inc                                                 70,500
        2,800  Centex Corp                                                    154,784
        1,900  Cooper Industries Ltd                                           71,915
        1,000  Deere & Co                                                      41,380
        2,300  DR Horton Inc                                                   42,113
        1,200  Emerson Electric Co                                             56,484
        2,200  Lennar Corp                                                    118,778
          700  Lexmark International Group Inc*                                43,687
        3,300  Lockheed Martin Corp                                           150,876
        1,560  Northrop Grumman Corp                                          135,252
          200  NVR Inc*                                                        66,390
        1,600  Pitney Bowes Inc                                                49,664
        1,100  Pulte Corp                                                      55,913
       11,900  Tyco International Ltd                                         176,120
        4,600  United Technologies Corp                                       269,468
        2,100  Waters Corp*                                                    48,657
        3,700  Xerox Corp*                                                     33,300
                                                                        -------------
                                                                            2,158,913
                                                                        -------------
               TECHNOLOGY -- 9.1%
        2,400  Applera Corp-Applied Biosystems Group                           44,040
        1,700  AVX Corp                                                        16,082
       11,900  BMC Software Inc*                                              230,860
        3,000  Brocade Communications Systems Inc*                             12,090

6             See accompanying notes to the financial statements.

GMO TAX-MANAGED U.S. EQUITIES FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2003

   SHARES      DESCRIPTION                                                VALUE ($)
-------------------------------------------------------------------------------------
               TECHNOLOGY -- CONTINUED
       15,800  Cisco Systems Inc*                                             220,884
        3,000  Computer Associates International Inc                           40,050
       21,600  Compuware Corp*                                                 79,704
        7,800  Corning Inc*                                                    38,376
       14,000  Dell Computer Corp*                                            377,440
       15,000  EMC Corp*                                                      110,850
        5,300  Gateway Inc*                                                    11,554
       13,500  Hewlett-Packard Co                                             213,975
        1,500  IBM Corp                                                       116,925
       20,500  Intel Corp                                                     353,830
        1,900  Intuit Inc*                                                     90,288
       10,600  Microsoft Corp                                                 251,220
       72,700  Oracle Corp*                                                   869,492
        5,600  Qualcomm Inc*                                                  193,648
        3,300  Raytheon Co                                                     89,364
        2,400  Rockwell Automation                                             55,224
        2,500  Symantec Co*                                                   101,175
       22,900  Tellabs Inc*                                                   139,461
                                                                        -------------
                                                                            3,656,532
                                                                        -------------
               UTILITIES -- 11.3%
        1,400  Ameren Corp                                                     54,586
        2,300  American Electric Power Inc                                     50,094
       18,880  AT & T Corp                                                    350,035
       19,300  Bellsouth Corp                                                 418,231
        5,700  Broadwing Inc*                                                  21,432
        4,700  Centerpoint Energy Inc                                          21,855
          900  Cinergy Corp                                                    29,007
        5,927  Comcast Corp, Class A*                                         173,187
        2,100  Consolidated Edison Inc                                         81,900
        1,700  Constellation Energy Group Inc                                  44,574
        1,200  DTE Energy Co                                                   49,728
        7,200  Edison International*                                           88,992
        4,500  Exelon Corp                                                    221,175
        1,900  FPL Group Inc                                                  106,419
       10,500  PG & E Corp*                                                   133,875
        1,600  Pinnacle West Capital Corp                                      48,864
        1,700  PPL Corp                                                        59,789
        2,100  Public Service Enterprise Group Inc                             72,723
       40,126  SBC Communications Inc                                         834,621

              See accompanying notes to the financial statements.              7

GMO TAX-MANAGED U.S. EQUITIES FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2003

   SHARES/
PAR VALUE ($)  DESCRIPTION                                                VALUE ($)
-------------------------------------------------------------------------------------
               UTILITIES -- CONTINUED
        2,200  Sempra Energy                                                   51,040
        4,000  Southern Co                                                    112,840
       24,500  Sprint Corp (Fon Group)                                        311,150
        1,500  TXU Corp                                                        23,955
       34,242  Verizon Communications Inc                                   1,184,088
                                                                        -------------
                                                                            4,544,160
                                                                        -------------

               TOTAL COMMON STOCKS (COST $45,662,778)                      39,992,106
                                                                        -------------
               SHORT-TERM INVESTMENTS -- 4.3%
               CASH EQUIVALENTS -- 2.9%
      499,864  Dreyfus Money Market Fund(a)                                   499,864
      353,225  Harris Trust & Savings Bank Eurodollar Time Deposit,
                 1.26%, due 3/24/03(a)                                        353,225
      291,411  Merrimac Money Market Fund(a)                                  291,411
                                                                        -------------
                                                                            1,144,500
                                                                        -------------
               REPURCHASE AGREEMENT -- 1.4%
$     573,485  Salomon Smith Barney Inc. Repurchase Agreement, dated
               2/28/03, due 3/3/03, with a maturity value of $573,503
               and an effective yield of 0.36%, collateralized by a
               U.S. Treasury Bond with a rate of 3.625%, maturity date
               of 3/31/04 and a market value, including accrued
               interest of $617,058.                                          573,485
                                                                        -------------

               TOTAL SHORT-TERM INVESTMENTS (COST $1,717,985)               1,717,985
                                                                        -------------
               TOTAL INVESTMENTS -- 103.4%
               (Cost $47,380,763)                                          41,710,091

               Other Assets and Liabilities (net) -- (3.4%)                (1,362,851)
                                                                        -------------
               TOTAL NET ASSETS -- 100.0%                               $  40,347,240
                                                                        =============

               NOTES TO THE SCHEDULE OF INVESTMENTS:

*    Non-income producing security.

(a)  Represents investment of security lending collateral (Note 1).

8             See accompanying notes to the financial statements.

GMO TAX-MANAGED U.S. EQUITIES FUND
(A SERIES OF GMO TRUST)
STATEMENT OF ASSETS AND LIABILITIES -- FEBRUARY 28, 2003
--------------------------------------------------------------------------------

ASSETS:
   Investments, at value, including securities on loan of
    $1,083,169 (cost $47,380,763) (Note 1)                    $41,710,091
   Receivable for investments sold                              2,504,465
   Dividends and interest receivable                               69,425
   Receivable for expenses reimbursed by Manager (Note 2)           6,748
                                                              -----------

      Total assets                                             44,290,729
                                                              -----------

LIABILITIES:
   Payable for investments purchased                            2,755,184
   Payable upon return of securities loaned (Note 1)            1,144,500
   Payable to affiliate for (Note 2):
      Management fee                                               10,237
      Shareholder service fee                                       4,653
   Accrued expenses                                                28,915
                                                              -----------

      Total liabilities                                         3,943,489
                                                              -----------
NET ASSETS                                                    $40,347,240
                                                              ===========

NET ASSETS CONSIST OF:
   Paid-in capital                                            $51,337,834
   Accumulated undistributed net investment income                104,827
   Accumulated net realized loss                               (5,424,749)
   Net unrealized depreciation                                 (5,670,672)
                                                              -----------
                                                              $40,347,240
                                                              ===========

NET ASSETS ATTRIBUTABLE TO:
   Class III shares                                           $40,347,240
                                                              ===========

SHARES OUTSTANDING:
   Class III                                                    4,679,955
                                                              ===========

NET ASSET VALUE PER SHARE:
   Class III                                                  $      8.62
                                                              ===========

              See accompanying notes to the financial statements.              9

GMO TAX-MANAGED U.S. EQUITIES FUND
(A SERIES OF GMO TRUST)
STATEMENT OF OPERATIONS -- YEAR ENDED FEBRUARY 28, 2003
--------------------------------------------------------------------------------

INVESTMENT INCOME:
   Dividends                                                  $   697,799
   Interest (including securities lending income of $2,178)         9,683
                                                              -----------

         Total income                                             707,482
                                                              -----------
EXPENSES:
   Management fee (Note 2)                                        123,130
   Audit fees                                                      35,938
   Custodian and transfer agent fees                               21,104
   Registration fees                                                1,934
   Trustees fees and related expenses (Note 2)                      1,819
   Legal fees                                                       1,438
   Miscellaneous                                                    1,191
   Fees reimbursed by Manager (Note 2)                            (61,050)
                                                              -----------
                                                                  125,504
   Shareholder service fee (Note 2) - Class III                    55,968
                                                              -----------
      Net expenses                                                181,472
                                                              -----------

         Net investment income                                    526,010
                                                              -----------

REALIZED AND UNREALIZED LOSS:
   Net realized loss on:
      Investments                                              (3,773,602)
      Closed futures contracts                                   (290,507)
                                                              -----------

         Net realized loss                                     (4,064,109)
                                                              -----------

   Change in net unrealized appreciation (depreciation) on
    investments                                                (5,886,181)
                                                              -----------

      Net realized and unrealized loss                         (9,950,290)
                                                              -----------

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS          $(9,424,280)
                                                              ===========

10            See accompanying notes to the financial statements.

GMO TAX-MANAGED U.S. EQUITIES FUND
(A SERIES OF GMO TRUST)
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                            YEAR ENDED         YEAR ENDED
                                                         FEBRUARY 28, 2003  FEBRUARY 28, 2002
                                                         -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
   Net investment income                                    $   526,010        $   208,046
   Net realized loss                                         (4,064,109)          (883,849)
   Change in net unrealized appreciation (depreciation)      (5,886,181)           (72,583)
                                                            -----------        -----------

   Net decrease in net assets from operations                (9,424,280)          (748,386)
                                                            -----------        -----------

Distributions to shareholders from:
   Net investment income
      Class III                                                (478,306)          (180,097)
                                                            -----------        -----------
      Total distributions from net investment income           (478,306)          (180,097)
                                                            -----------        -----------
   Net share transactions (Note 5):
      Class III                                              22,755,004         17,005,362
                                                            -----------        -----------
   Increase in net assets resulting from net share
    transactions                                             22,755,004         17,005,362
                                                            -----------        -----------

   Total increase in net assets                              12,852,418         16,076,879
NET ASSETS:
   Beginning of period                                       27,494,822         11,417,943
                                                            -----------        -----------
   End of period (including accumulated undistributed
    net investment income of $104,827 and $57,123,
    respectively)                                           $40,347,240        $27,494,822
                                                            ===========        ===========

              See accompanying notes to the financial statements.             11

GMO TAX-MANAGED U.S. EQUITIES FUND
(A SERIES OF GMO TRUST)
FINANCIAL HIGHLIGHTS
(FOR A CLASS III SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------

                                                           YEAR ENDED FEBRUARY 28/29,
                                           -----------------------------------------------------------
                                             2003        2002        2001        2000         1999*
                                           ---------   ---------   ---------   ---------   -----------
NET ASSET VALUE, BEGINNING OF PERIOD        $ 11.24     $ 12.08     $ 12.64     $ 10.67    $     10.00
                                            -------     -------     -------     -------    -----------

Income from investment operations:
   Net investment income                       0.14+       0.16+       0.15+       0.13           0.09
   Net realized and unrealized gain
     (loss)                                   (2.64)      (0.86)      (0.57)       1.97           0.65
                                            -------     -------     -------     -------    -----------

      Total from investment operations        (2.50)      (0.70)      (0.42)       2.10           0.74
                                            -------     -------     -------     -------    -----------

Less distributions to shareholders:
   From net investment income                 (0.12)      (0.14)      (0.14)      (0.13)         (0.07)
                                            -------     -------     -------     -------    -----------

      Total distributions                     (0.12)      (0.14)      (0.14)      (0.13)         (0.07)
                                            -------     -------     -------     -------    -----------
NET ASSET VALUE, END OF PERIOD              $  8.62     $ 11.24     $ 12.08     $ 12.64    $     10.67
                                            =======     =======     =======     =======    ===========
TOTAL RETURN(a)                              (22.33)%     (5.78)%     (3.44)%     19.83%          7.48%++

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)        $40,347     $27,495     $11,418     $13,275    $     8,116
   Net expenses to average daily net
     assets                                    0.49%       0.48%       0.48%       0.48%          0.48%**
   Net investment income to average
     daily net assets                          1.41%       1.36%       1.18%       1.11%          1.30%**
   Portfolio turnover rate                       63%         45%        161%         19%            33%
   Fees and expenses reimbursed by the
     Manager to average daily net
     assets:                                   0.16%       0.36%       0.54%       0.44%          1.47%**

(a) The total returns would have been lower had certain expenses not been reimbursed during the periods shown.
* Period from July 23, 1998 (commencement of operations) through February 28, 1999.
**   Annualized.
+    Computed using average shares outstanding throughout the period.
++   Not annualized.

12            See accompanying notes to the financial statements.

GMO TAX-MANAGED U.S. EQUITIES FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS
FEBRUARY 28, 2003
--------------------------------------------------------------------------------

1.    SIGNIFICANT ACCOUNTING POLICIES

      GMO Tax-Managed U.S. Equities Fund (the "Fund"), is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van
      Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts Business Trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees to create an unlimited number of series ("Funds"), each of which issues a separate series of shares, and to subdivide a series of shares into classes.

      The Fund seeks high after-tax total return primarily through investment in U.S. equity securities.

      The Fund's benchmark is the S&P 500 (After Tax), which is computed by the Manager by applying a 38.6% tax (credit) on short-term realized capital gains (losses), a 38.6% tax on income, and a 20% tax (credit) on long-term realized capital gains (losses) on the securities comprising the S&P 500 Stock Index, a U.S. large capitalization stock index, independently maintained and published by Standard & Poor's Corporation.

      The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      PORTFOLIO VALUATION
      Portfolio securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair value. Shares of mutual funds are valued at their net asset value as reported on each business day. Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction. A security's value may be deemed unreliable if, for example, the Manager becomes aware of information or events occurring after the close of a foreign market that would materially affect that security's value.

GMO TAX-MANAGED U.S. EQUITIES FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------

      FUTURES CONTRACTS
      The Fund may purchase and sell futures contracts to manage its exposure to the financial markets. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. Upon entering into a futures contract, the Fund is required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. government and agency obligations in accordance with the initial margin requirements of the broker or exchange. In addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contracts. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is liquidated on the following business day. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Losses may arise from the changes in the value of the underlying instrument, if there is an illiquid secondary market for the contracts, or if counterparties do not perform under the contract terms. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. As of February 28, 2003, the Fund held no open futures contracts.

      SWAP AGREEMENTS
      The Fund may enter into swap agreements to manage its exposure to the financial markets. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into total return swap agreements, which involve a commitment by one party in the agreement to pay interest in exchange for a market linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. The Fund may also enter into contracts for differences in which the Fund agrees with the counterparty that its return will be based on the relative performance of two different groups or "baskets" of securities, adjusted by an interest rate payment. To the extent that the relative performance of the two baskets of securities exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. In connection with these agreements, cash or securities may be set aside as collateral by the Fund's custodian in accordance with the terms of the swap agreement. The Fund earns interest on cash set aside as collateral. Swaps are marked to market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. These financial instruments are not actively traded on financial markets. The values assigned to these instruments are based upon the best available information and because of the uncertainty of the valuation, these values may differ significantly from the values that would have been realized had a

GMO TAX-MANAGED U.S. EQUITIES FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------
      ready market for these instruments existed, and the differences could be material. Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, or that there may be unfavorable changes in the price of the security or index underlying these transactions. As of February 28, 2003, the Fund held no open swap agreements.

      REPURCHASE AGREEMENTS
      The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Fund and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters insolvency proceedings, recovery of cash by the Fund may be delayed or limited.

      SECURITY LENDING
      The Fund may lend its securities to certain qualified brokers. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of loss with respect to the investment of the collateral, the risk of delay in recovery or loss of rights in the collateral should the borrower of the securities fail financially. The Fund receives compensation for lending its securities. At February 28, 2003, the Fund loaned securities having a market value of $1,083,169 collateralized by cash in the amount of $1,144,500, which was invested in short-term investments.

      TAXES AND DISTRIBUTIONS
      The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary. Taxes on foreign dividend income are withheld in accordance with the applicable country's tax treaty with the United States.

GMO TAX-MANAGED U.S. EQUITIES FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------

      The Fund's policy is to declare and pay distributions from net investment income quarterly, and from net realized short-term and long-term capital gains at least annually. All distributions will be paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

      Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from U.S. GAAP. During the years ended February 28, 2002 and February 28, 2003, the tax basis of distributions paid from ordinary income were $180,097 and $478,306, respectively.

      As of February 28, 2003, the components of distributable earnings on a tax basis consisted of $103,176 of undistributed ordinary income.

      At February 28, 2003, the Fund had a capital loss carryforward available to offset future capital gains, if any, to the extent permitted by the Code, of $24,242, $1,030,107 and $3,063,585 expiring in 2008, 2010 and
      2011, respectively. The Fund elected to defer to March 1, 2003 post-October losses of $306,815.

      Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

      SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
      Security transactions are accounted for on trade date. Dividend income, net of applicable foreign withholding taxes, is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and discounts. Non-cash dividends, if any, are recorded at the fair market value of the securities received. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis. Dividends representing a return of capital are reflected as a reduction of cost, when the amount of the return of capital is conclusively determined.

      EXPENSES
      The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

2.    FEES AND OTHER TRANSACTIONS WITH AFFILIATES

      GMO earns a management fee paid monthly at the annual rate of .33% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder

GMO TAX-MANAGED U.S. EQUITIES FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------
      service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on average daily net assets at the annual rate of .15% for Class III shares.

      GMO has entered into a binding agreement effective until at least
      June 30, 2003 to reimburse the Fund to the extent that the Fund's total annual operating expenses (excluding shareholder service fees, fees and expenses of the independent Trustees of the Trust (including legal fees), brokerage commissions and other investment-related costs, hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes), securities lending fees and expenses, interest expense and transfer taxes) exceed the management fee.

      As of February 28, 2003, greater than 10% of the Fund's shares were held by accounts for which the Manager has investment discretion.

      The Fund's portion of the fee paid by the Trust to the independent Trustees during the year ended February 28, 2003 was $1,537. No remuneration is paid to any Trustee or officer who is affiliated with the Manager.

3.    PURCHASES AND SALES OF SECURITIES

      Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2003, aggregated $45,335,369 and $22,855,118, respectively.

      At February 28, 2003, the cost for U.S. federal income tax purposes and gross unrealized appreciation and depreciation in value of investments were as follows:

                         Gross Unrealized  Gross Unrealized  Net Unrealized
         Aggregate Cost    Appreciation      Depreciation     Depreciation
         --------------  ----------------  ----------------  --------------
          $47,379,112        $922,159        $(6,591,180)     $(5,669,021)

4.    PRINCIPAL SHAREHOLDERS

      At February 28, 2003, 65.3% of the outstanding shares of the Fund were held by four shareholders, each holding in excess of 10% of the Fund's outstanding shares. Investment activities of these shareholders may have a material effect on the Fund.

GMO TAX-MANAGED U.S. EQUITIES FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------

5.    SHARE TRANSACTIONS

      The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                                              Year Ended              Year Ended
                                                          February 28, 2003       February 28, 2002
                                                        ----------------------  ----------------------
                                                         Shares      Amount      Shares      Amount
         Class III:                                     ---------  -----------  ---------  -----------
         Shares sold                                    2,413,324  $24,569,187  1,498,911  $16,997,564
         Shares issued to shareholders
           in reinvestment of distributions                 2,643       24,973        694        7,798
         Shares repurchased                              (181,198)  (1,839,156)        --           --
                                                        ---------  -----------  ---------  -----------
         Net increase                                   2,234,769  $22,755,004  1,499,605  $17,005,362
                                                        =========  ===========  =========  ===========

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE TRUSTEES OF GMO TRUST AND THE SHAREHOLDERS OF
GMO TAX-MANAGED U.S. EQUITIES FUND

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Tax-Managed U.S. Equities Fund (the "Fund") (a series of GMO Trust) at February 28, 2003 and the results of its operations, the changes in its net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2003 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 15, 2003

TRUSTEES AND OFFICERS (UNAUDITED)
The following tables list the Trust's Trustees and officers; their address and age; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information includes additional information about the Trust's trustees and is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

INDEPENDENT TRUSTEES:

                                                                                                   Number of
                                                                                                 Portfolios in
                                                        Term of              Principal               Fund
                                                     Office(1) and         Occupation(s)            Complex           Other
              Name, Address,         Position(s)       Length of            During Past            Overseen       Directorships
                 and Age           Held with Fund     Time Served           Five Years            by Trustee     Held by Trustee
         ------------------------  ---------------  ---------------  -------------------------  ---------------  ---------------
         Jay O. Light              Trustee of the   Since May 1996   Professor of Business            39              *(2)
         c/o GMO Trust             Trust                             Administration and Senior
         40 Rowes Wharf                                              Associate Dean, Harvard
         Boston, MA 02110                                            University.
         Age: 61

         Donald W. Glazer, Esq.    Trustee of the   Since December   Advisory Counsel, Goodwin        39              None
         c/o GMO Trust             Trust            2000             Procter LLP; Secretary
         40 Rowes Wharf                                              and Consultant,
         Boston, MA 02110                                            Provant, Inc. (provider
         Age: 58                                                     of performance
                                                                     improvement training
                                                                     services and products)
                                                                     (1998 - present);
                                                                     Consultant -- Business
                                                                     and Law.

1 Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.
2 Mr. Light is a director of Harvard Management Company, Inc. and Security Capital European Realty. Neither of these companies has a class of securities registered pursuant to Section 12 of the Securities Exchange Act or subject to the requirements of Section 15(d) of the Act and neither of these companies is a registered investment company.

INTERESTED TRUSTEES:

                                                                                                   Number of
                                                                                                 Portfolios in
                                                        Term of              Principal               Fund
                                                     Office(1) and         Occupation(s)            Complex           Other
              Name, Address,         Position(s)       Length of            During Past            Overseen       Directorships
                 and Age           Held with Fund     Time Served           Five Years            by Trustee     Held by Trustee
         ------------------------  ---------------  ---------------  -------------------------  ---------------  ---------------

         R. Jeremy Grantham(3)     Chairman of the  Since September  Member, Grantham, Mayo,          39              None
         c/o GMO Trust             Board of         1985. President  Van Otterloo & Co. LLC.
         40 Rowes Wharf            Trustees of the  from February
         Boston, MA 02110          Trust            2002 - October
         Age: 64                                    2002.

1 Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.
3 Trustee is deemed to be an "interested person" of the Trust and Grantham, Mayo, Van Otterloo & Co. LLC, as defined by the 1940 Act.

PRINCIPAL OFFICERS:

                                                                   Term of Office(4)            Principal Occupation(s)
       Name, Address,                 Position(s)                    and Length of                    During Past
           and Age                   Held with Fund                   Time Served                      Five Years
  -------------------------  ------------------------------  ------------------------------  ------------------------------

  Scott Eston                President and Chief Executive   President and Chief Executive   Chief Financial Officer
  c/o GMO Trust              Officer of the Trust            Officer since October 2002;     (1997 - present), Chief
  40 Rowes Wharf                                             Vice President from August      Operating Officer (2000 -
  Boston, MA 02110                                           1998 - October 2002.            present) and Member, Grantham,
  Age: 47                                                                                    Mayo, Van Otterloo & Co. LLC.

  Susan Randall Harbert      Chief Financial Officer and     Chief Financial Officer Since   Member, Grantham, Mayo, Van
  c/o GMO Trust              Treasurer of the Trust          February 2000; Treasurer since  Otterloo & Co. LLC.
  40 Rowes Wharf                                             February 1998.
  Boston, MA 02110
  Age: 45

  Brent Arvidson             Assistant Treasurer of the      Since September 1998.           Senior Fund Administrator,
  c/o GMO Trust              Trust                                                           Grantham, Mayo, Van
  40 Rowes Wharf                                                                             Otterloo & Co. LLC.
  Boston, MA 02110
  Age: 33

  William R. Royer, Esq.     Vice President and Clerk of     Vice President since February   General Counsel, Anti- Money
  c/o GMO Trust              the Trust                       1997; Clerk since March 2001;   Laundering Reporting Officer
  40 Rowes Wharf                                             May 1999 - August 1999.         (July 2002 - February 2003)
  Boston, MA 02110                                                                           and Member, Grantham, Mayo,
  Age: 37                                                                                    Van Otterloo & Co. LLC.

  Elaine M. Hartnett, Esq.   Vice President and Secretary    Vice President since August     Associate General Counsel,
  c/o GMO Trust              of the Trust                    1999; Secretary since March     Grantham, Mayo, Van
  40 Rowes Wharf                                             2001.                           Otterloo & Co. LLC (June
  Boston, MA 02110                                                                           1999 - present); Associate/
  Age: 58                                                                                    Junior Partner, Hale and Dorr
                                                                                             LLP (1991 - 1999).

  Julie Perniola             Vice President and Anti- Money  Since February 2003.            Anti-Money Laundering
  c/o GMO Trust              Laundering Compliance Officer                                   Reporting Officer (February
  40 Rowes Wharf                                                                             2003 - present) and Compliance
  Boston, MA 02110                                                                           Officer, Grantham, Mayo, Van
  Age: 32                                                                                    Otterloo & Co. LLC.

4 Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

GMO TOBACCO-FREE CORE FUND
(A SERIES OF GMO TRUST)
ANNUAL REPORT
FEBRUARY 28, 2003

GMO TOBACCO-FREE CORE FUND
(A SERIES OF GMO TRUST)
--------------------------------------------------------------------------------

PORTFOLIO MANAGERS

Day-to-day management of the Fund's portfolio is the responsibility of the U.S. Quantitative Division at Grantham, Mayo, Van Otterloo & Co. LLC.

MANAGEMENT DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

The Class III shares of the GMO Tobacco-Free Core Fund returned -21.7% for the fiscal year ended February 28, 2003, as compared to -22.7% for the S&P 500. Consistent with the Fund's investment objectives and policies, the Fund was invested substantially in common stocks throughout the period.

For the fiscal year, every sector in the S&P 500 posted losses, providing little haven for U.S. equity investors. Financial services, healthcare, consumer staples, integrated oils, and materials and processing all posted returns that were in excess of the benchmark, but still under water. Trailing the S&P 500 Index returns were technology, utilities, consumer discretionary, autos and transportation, producer durables, and energy. Autos and transportation and utilities were the weakest performing sectors, falling 29.9% and 29.1%, respectively. Value stocks across all market capitalization sectors continued to outperform growth stocks, while there was virtually no difference between large cap and small cap returns.

The Fund's outperformance of the benchmark for the period is attributable to stock selection, as sector selection impact was negative for the period. This was due in large part to the Fund's near-benchmark weighting in the weak-performing technology sector and its overweight positions in the even weaker performing utilities and autos and transportation sectors. Our continued underweighting of healthcare throughout the year was beneficial, as was the Fund's underweighting in the energy sector.

Good stock selection contributed significantly to the Fund's outperformance for the fiscal year. Selection was particularly strong among financial services, healthcare and technology, while selection among consumer staples, utilities, and autos and transportation was weak.

The Fund incorporates three investment disciplines in the portfolio: price to intrinsic value, which has a 40% weight; price to normalized earnings, with a 20% weight; and momentum, with a 40% weight. For the fiscal year, the strongest contributor to returns was price to normalized earnings, our more traditional valuation metric. Momentum was also a positive contributor, while price to intrinsic value detracted from relative returns.

OUTLOOK

The portfolio is conservatively positioned, with a lower price to book, lower price to earnings, and a higher dividend yield than the S&P 500. We believe that our process of combining value and momentum disciplines in the GMO Tobacco-Free Core Fund is well suited to the continued choppy market environment that we anticipate. The portfolio currently maintains overweight positions in the telephone utilities and financial services sectors, and underweight positions in integrated oils, healthcare, and technology.

THE VIEWS EXPRESSED HEREIN ARE EXCLUSIVELY THOSE OF GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC MANAGEMENT AS OF THE DATE OF THIS REPORT AND ARE SUBJECT TO CHANGE. THEY ARE NOT MEANT AS INVESTMENT ADVICE.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
  GMO TOBACCO-FREE CORE FUND CLASS III SHARES AND THE
                     S&P 500 INDEX
                AS OF FEBRUARY 28, 2003
                                                          GMO TOBACCO-FREE  S&P 500
                                                             CORE FUND       INDEX
2/28/93                                                            $10,000  $10,000
3/31/93                                                            $10,264  $10,211
6/30/93                                                            $10,522  $10,261
9/30/93                                                            $11,082  $10,526
12/31/93                                                           $11,268  $10,770
3/31/94                                                            $10,958  $10,361
6/30/94                                                            $10,991  $10,405
9/30/94                                                            $11,409  $10,914
12/31/94                                                           $11,538  $10,912
3/31/95                                                            $12,608  $11,974
6/30/95                                                            $13,973  $13,118
9/30/95                                                            $15,462  $14,160
12/31/95                                                           $16,500  $15,012
3/31/96                                                            $17,104  $15,818
6/30/96                                                            $17,690  $16,528
9/30/96                                                            $18,207  $17,039
12/31/96                                                           $19,519  $18,459
3/31/97                                                            $20,017  $18,954
6/30/97                                                            $23,294  $22,263
9/30/97                                                            $26,129  $23,931
12/31/97                                                           $26,468  $24,618
3/31/98                                                            $30,089  $28,052
6/30/98                                                            $30,823  $28,978
9/30/98                                                            $27,739  $26,096
12/31/98                                                           $33,138  $31,654
3/31/99                                                            $34,849  $33,231
6/30/99                                                            $37,313  $35,573
9/30/99                                                            $34,847  $33,351
12/31/99                                                           $40,180  $38,314
3/31/2000                                                          $41,842  $39,192
6/30/2000                                                          $40,193  $38,151
9/30/2000                                                          $42,032  $37,782
12/31/2000                                                         $39,820  $34,826
3/31/2001                                                          $36,468  $30,697
6/30/2001                                                          $38,121  $32,493
9/30/2001                                                          $33,391  $27,724
12/31/2001                                                         $36,308  $30,686
3/31/2002                                                          $36,559  $30,771
6/30/2002                                                          $32,044  $26,648
9/30/2002                                                          $26,509  $22,045
12/31/2002                                                         $28,955  $23,905
2/28/2003                                                          $27,620  $22,929

AVERAGE ANNUAL TOTAL RETURN
                                                         SINCE
                             1 YEAR   5 YEAR  10 YEAR  INCEPTION
Class III                    -21.69%  -0.79%   10.69%        n/a
                                                        7/2/2001
Class IV                     -21.65%     n/a      n/a    -17.90%

Performance shown is net of all fees after reimbursement from the manager. Returns and net asset values of fund investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. Performance for Class IV shares may vary due to different shareholder servicing fees. Past performance is not indicative of future performance. Information is unaudited.

GMO TOBACCO-FREE CORE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2003

   SHARES      DESCRIPTION                                               VALUE ($)
------------------------------------------------------------------------------------
               COMMON STOCKS -- 98.8%
               AUTO & TRANSPORTATION -- 3.8%
       82,400  AMR Corp*                                                     192,816
       89,800  Burlington Northern Santa Fe Railroad Co                    2,245,000
       23,300  CSX Corp                                                      625,838
       61,100  Delta Air Lines Inc                                           513,240
       30,400  Expeditors International Washington Inc                     1,039,376
      210,593  Ford Motor Co                                               1,752,134
      161,013  General Motors Corp                                         5,437,409
        8,900  Genuine Parts Co                                              256,320
       34,000  Goodyear Tire & Rubber Co                                     136,000
       24,100  Harley Davidson Inc                                           954,119
        9,000  Union Pacific Corp                                            496,710
       77,500  United Parcel Service, Class B                              4,459,350
                                                                        ------------
                                                                          18,108,312
                                                                        ------------
               CONSUMER DISCRETIONARY -- 10.3%
      111,000  Amazon.com Inc*                                             2,443,110
       46,600  Apollo Group Inc, Class A*                                  2,159,444
       56,600  Autonation Inc*                                               748,818
       23,200  Black and Decker Corp                                         851,440
       27,000  CDW Computer Centers Inc*                                   1,178,820
          600  ChoicePoint Inc*                                               20,250
       66,600  Circuit City Stores Inc                                       294,372
       50,500  Clear Channel Communications Inc*                           1,843,755
       16,800  Coach Inc*                                                    600,264
       37,100  Dollar Tree Stores Inc*                                       766,115
       67,800  Eastman Kodak Co                                            2,006,880
       28,200  eBay Inc*                                                   2,211,444
       30,800  Electronic Arts Inc*                                        1,626,240
       18,800  Estee Lauder Cos Inc                                          527,340
       42,000  Federated Department Stores Inc*                            1,071,000
       29,800  Fox Entertainment Group Inc, Class A*                         796,554
       16,600  Gannett Co Inc                                              1,198,022
        8,300  Harrahs Entertainment Inc*                                    272,572
        7,900  Hilton Hotels Corp                                             86,821
       36,600  Jones Apparel Group Inc*                                    1,037,976
       43,500  Limited Brands Inc                                            516,780
        3,700  Manpower Inc                                                  112,369
       53,300  May Department Stores Co                                    1,045,746

              See accompanying notes to the financial statements.              1

GMO TOBACCO-FREE CORE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2003

   SHARES      DESCRIPTION                                               VALUE ($)
------------------------------------------------------------------------------------
               CONSUMER DISCRETIONARY -- CONTINUED
       11,900  Maytag Corp                                                   286,790
        8,500  MGM Mirage*                                                   217,770
        9,200  Mohawk Industries Inc*                                        454,296
       26,200  New York Times Co, Class A                                  1,217,252
       63,300  Newell Rubbermaid Inc                                       1,785,060
       25,600  Penney (JC) Co Inc                                            508,160
       11,400  Pixar Inc*                                                    615,486
       14,000  R.R. Donnelley and Sons                                       255,640
       13,500  Ross Stores Inc                                               461,835
       91,700  Sears Roebuck & Co                                          1,997,226
       72,800  Starbucks Corp*                                             1,707,160
      145,700  The Gap Inc                                                 1,899,928
       56,900  Toys R Us Inc*                                                459,752
       52,000  Tribune Co                                                  2,332,200
        9,200  VF Corp                                                       311,420
       33,400  Viacom Inc, Class A*                                        1,242,814
      155,900  Viacom Inc, Class B*                                        5,788,567
       38,000  Wal Mart Stores Inc                                         1,826,280
          100  Washington Post Co, Class B                                    71,350
       18,400  Weight Watchers International Inc*                            770,040
       12,300  Whirlpool Corp                                                605,898
       11,400  Williams-Sonoma Inc*                                          265,392
                                                                        ------------
                                                                          48,496,448
                                                                        ------------
               CONSUMER STAPLES -- 7.0%
       34,376  Albertsons Inc                                                647,300
       53,300  Anheuser Busch Cos Inc                                      2,478,450
       30,600  Campbell Soup Co                                              634,644
      246,900  Coca Cola Co                                                9,930,318
      116,900  Coca Cola Enterprises Inc                                   2,359,042
       18,300  Colgate-Palmolive Co                                          920,673
       74,100  CVS Corp                                                    1,845,090
       14,900  Heinz (HJ) Co                                                 457,430
       32,100  Kroger Co*                                                    424,362
       80,400  Pepsi Bottling Group Inc                                    1,869,300
       18,400  PepsiCo Inc                                                   705,088
       34,900  Procter and Gamble Co                                       2,856,914
       95,900  Rite Aid Corp*                                                230,160
      137,800  Safeway Inc*                                                2,740,842
       53,500  Sara Lee Corp                                               1,059,300

2             See accompanying notes to the financial statements.

GMO TOBACCO-FREE CORE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2003

   SHARES      DESCRIPTION                                               VALUE ($)
------------------------------------------------------------------------------------
               CONSUMER STAPLES -- CONTINUED
       21,200  Supervalu Inc                                                 295,104
       30,600  Sysco Corp                                                    829,872
       95,300  Walgreen Co                                                 2,681,742
                                                                        ------------
                                                                          32,965,631
                                                                        ------------
               FINANCIAL SERVICES -- 25.2%
      117,400  AFLAC Corp                                                  3,668,750
      123,200  Allstate Corp                                               3,896,816
      167,000  American Express Co                                         5,607,860
       23,200  Amsouth Bancorp                                               477,920
       15,700  Automatic Data Processing Inc                                 510,250
      122,664  Bank of America Corp                                        8,493,255
       51,800  Bank One Corp                                               1,866,354
       24,100  BB&T Corp                                                     791,203
       32,221  Bear Stearns Cos Inc                                        2,018,323
       22,900  Capital One Financial Corp                                    709,213
       26,203  Charter One Financial Inc                                     757,529
       26,300  Cigna Corp                                                  1,130,111
       93,700  Citigroup Inc                                               3,123,958
       13,700  CNA Financial Corp*                                           314,963
       27,100  Comerica Inc                                                1,110,558
       50,600  Countrywide Financial Corp                                  2,701,534
       10,700  Dun & Bradstreet Corp*                                        384,130
        6,800  Edwards (AG) Inc                                              181,356
       23,900  Equifax Inc                                                   458,402
      201,300  Fannie Mae                                                 12,903,330
       28,500  Fidelity National Financial Inc                               935,655
       89,146  FleetBoston Financial Corp                                  2,189,426
       18,200  Franklin Resources Inc                                        594,594
      130,900  Freddie Mac                                                 7,153,685
       27,400  Golden West Financial Corp                                  1,983,760
       18,400  Greenpoint Financial Corp                                     781,632
       89,000  Household International Inc                                 2,485,770
       37,800  Hudson City Bancorp Inc                                       717,822
       32,900  Huntington Bancshares Inc                                     631,680
       91,140  J.P. Morgan Chase & Co                                      2,067,055
       56,900  Janus Capital Group Inc                                       673,127
       85,200  KeyCorp                                                     2,021,796
       17,200  Lehman Brothers Holdings Inc                                  952,364
       13,400  Lincoln National Corp                                         379,622

              See accompanying notes to the financial statements.              3

GMO TOBACCO-FREE CORE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2003

   SHARES      DESCRIPTION                                               VALUE ($)
------------------------------------------------------------------------------------
               FINANCIAL SERVICES -- CONTINUED
       25,300  MBIA Inc                                                      964,689
       70,800  Merrill Lynch & Co Inc                                      2,412,864
       30,900  Metlife Inc                                                   808,653
       45,500  MGIC Investment Corp                                        1,795,430
       23,400  Moody's Corp                                                1,031,940
      133,600  Morgan Stanley                                              4,923,160
       47,400  National City Corp                                          1,309,188
       18,900  Old Republic International Corp                               515,970
       48,600  PMI Group Inc                                               1,317,060
       24,600  PNC Financial Services Group                                1,105,278
       44,400  Principal Financial Group                                   1,224,108
       36,800  Radian Group Inc                                            1,283,216
       34,300  Regions Financial Corp                                      1,110,634
       24,100  Sovereign Bancorp Inc                                         327,278
       16,000  Suntrust Banks Inc                                            900,000
       23,700  Torchmark Corp                                                860,547
       19,500  Union Planters Corp                                           536,640
       84,900  Unumprovident Corp                                          1,103,700
       26,300  US Bancorp                                                    550,196
      124,700  Wachovia Corp                                               4,424,356
      143,700  Washington Mutual Inc                                       4,961,961
      229,900  Wells Fargo & Co                                           10,425,965
                                                                        ------------
                                                                         118,566,636
                                                                        ------------
               HEALTH CARE -- 15.2%
       23,800  Abbott Laboratories                                           847,756
       52,000  Aetna Inc                                                   2,190,240
        9,500  Amgen Inc*                                                    519,080
       12,900  Anthem Inc*                                                   768,969
       53,400  Boston Scientific Corp*                                     2,358,678
      215,800  Bristol Myers Squibb Co                                     5,028,140
       16,100  Cardinal Health Inc                                           922,369
       50,200  Guidant Corp*                                               1,795,152
       35,400  HCA - The Healthcare Company                                1,459,896
          500  Health Net Inc*                                                12,555
       53,520  Johnson & Johnson                                           2,807,124
       12,200  Lilly (Eli) & Co                                              690,032
       33,500  Lincare Holdings Inc*                                       1,001,650
       18,300  Medtronic Inc                                                 818,010
      417,900  Merck & Co Inc                                             22,044,225

4             See accompanying notes to the financial statements.

GMO TOBACCO-FREE CORE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2003

   SHARES      DESCRIPTION                                               VALUE ($)
------------------------------------------------------------------------------------
               HEALTH CARE -- CONTINUED
       12,300  Oxford Health Plans Inc*                                      344,400
        7,800  Patterson Dental Co*                                          343,278
      463,750  Pfizer Inc                                                 13,829,025
       55,600  Pharmacia Corp                                              2,297,392
      285,900  Schering Plough Corp                                        5,151,918
       13,400  Stryker Corp                                                  873,680
       21,000  UnitedHealth Group Inc                                      1,740,900
       19,300  Varian Medical Systems Inc*                                   975,615
       15,600  Wellpoint Health Network Inc*                               1,060,956
       34,200  Zimmer Holdings Inc*                                        1,518,138
                                                                        ------------
                                                                          71,399,178
                                                                        ------------
               INTEGRATED OILS -- 2.3%
       12,200  Amerada Hess Corp                                             543,266
      116,933  ConocoPhillips                                              5,928,503
       30,554  Exxon Mobil Corp                                            1,039,447
      107,600  Marathon Oil Corp                                           2,484,484
       32,800  Occidental Petroleum Corp                                     980,720
                                                                        ------------
                                                                          10,976,420
                                                                        ------------
               MATERIALS & PROCESSING -- 1.8%
       20,800  Ashland Inc                                                   578,448
       18,800  Avery Dennison Corp                                         1,079,120
       27,400  Du Pont (E.I.) De Nemours                                   1,004,758
        9,300  Eastman Chemical Co                                           299,367
       39,900  Ecolab Inc                                                  1,957,095
       13,500  Energizer Holdings Inc*                                       358,425
       17,700  PPG Industries Inc                                            821,280
       42,600  Sealed Air Corp*                                            1,545,102
       35,000  Sherwin Williams Co                                           934,500
                                                                        ------------
                                                                           8,578,095
                                                                        ------------
               OTHER -- 3.9%
       46,200  3 M Co                                                      5,792,094
        7,900  Eaton Corp                                                    560,505
       18,800  Fortune Brands Inc                                            824,192
      126,700  General Electric Co                                         3,047,135
      180,200  Honeywell International Inc                                 4,124,778
       24,400  ITT Industries Inc                                          1,372,012

              See accompanying notes to the financial statements.              5

GMO TOBACCO-FREE CORE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2003

   SHARES      DESCRIPTION                                               VALUE ($)
------------------------------------------------------------------------------------
               OTHER -- CONTINUED
       20,400  Johnson Controls Inc                                        1,590,384
       28,900  Textron Inc                                                 1,044,157
                                                                        ------------
                                                                          18,355,257
                                                                        ------------
               OTHER ENERGY -- 3.8%
       42,600  Apache Corp                                                 2,780,928
       43,200  Burlington Resources Inc                                    2,002,320
       31,400  Cooper Cameron Corp*                                        1,632,800
       48,200  Devon Energy Corp                                           2,323,240
       34,600  Ensco International Inc                                       968,108
       19,600  EOG Resources Inc                                             809,480
      114,100  Halliburton Co                                              2,311,666
       34,500  Nabors Industries Ltd*                                      1,367,925
        5,100  Noble Corp*                                                   185,130
       11,200  Pioneer Natural Resources Co*                                 292,880
       22,900  Smith International Inc*                                      798,294
       42,800  Transocean Inc                                                971,560
       12,600  Weatherford International Ltd*                                504,504
       34,400  XTO Energy Inc                                                867,224
                                                                        ------------
                                                                          17,816,059
                                                                        ------------
               PRODUCER DURABLES -- 4.9%
       27,700  American Power Conversion Corp*                               433,228
      158,900  Boeing Co                                                   4,379,284
       16,700  Caterpillar Inc                                               784,900
       19,800  Centex Corp                                                 1,094,544
       20,800  Cooper Industries Ltd                                         787,280
       17,000  Deere & Co                                                    703,460
       21,300  DR Horton Inc                                                 390,003
       10,800  Emerson Electric Co                                           508,356
       20,200  Lennar Corp                                                 1,090,598
       18,100  Lexmark International Group Inc*                            1,129,621
       27,300  Lockheed Martin Corp                                        1,248,156
       20,456  Northrop Grumman Corp                                       1,773,535
       46,200  Novellus System Inc*                                        1,346,730
        1,100  NVR Inc*                                                      365,145
        6,700  Pitney Bowes Inc                                              207,968
       12,400  Pulte Corp                                                    630,292
       66,800  Tyco International Ltd                                        988,640

6             See accompanying notes to the financial statements.

GMO TOBACCO-FREE CORE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2003

   SHARES      DESCRIPTION                                               VALUE ($)
------------------------------------------------------------------------------------
               PRODUCER DURABLES -- CONTINUED
       59,900  United Technologies Corp                                    3,508,942
       23,300  Waters Corp*                                                  539,861
      149,700  Xerox Corp*                                                 1,347,300
                                                                        ------------
                                                                          23,257,843
                                                                        ------------
               TECHNOLOGY -- 10.4%
       21,700  Applera Corp-Applied Biosystems Group                         398,195
      136,900  BMC Software Inc*                                           2,655,860
       76,900  Brocade Communications Systems Inc*                           309,907
       21,000  Ceridian Corp*                                                289,800
      372,300  Cisco Systems Inc*                                          5,204,754
      210,600  Computer Associates International Inc                       2,811,510
       95,100  Compuware Corp*                                               350,919
       90,900  Corning Inc*                                                  447,228
      168,500  Dell Computer Corp*                                         4,542,760
      172,200  EMC Corp*                                                   1,272,558
      140,400  Gateway Inc*                                                  306,072
      174,900  Hewlett-Packard Co                                          2,772,165
       25,700  IBM Corp                                                    2,003,315
      242,400  Intel Corp                                                  4,183,824
       35,900  Intuit Inc*                                                 1,705,968
       98,900  Lucent Technologies Inc*                                      162,196
      237,800  Microsoft Corp                                              5,635,860
      719,200  Oracle Corp*                                                8,601,632
       59,800  Qualcomm Inc*                                               2,067,884
       29,300  Raytheon Co                                                   793,444
       23,100  Rockwell Automation                                           531,531
       13,600  Symantec Co*                                                  550,392
      241,900  Tellabs Inc*                                                1,473,171
                                                                        ------------
                                                                          49,070,945
                                                                        ------------
               UTILITIES -- 10.2%
       14,400  Ameren Corp                                                   561,456
       36,300  American Electric Power Inc                                   790,614
      177,106  AT & T Corp                                                 3,283,545
      144,700  Bellsouth Corp                                              3,135,649
       24,700  Centerpoint Energy Inc                                        114,855
       16,900  Cinergy Corp                                                  544,687
       19,700  Consolidated Edison Inc                                       768,300

              See accompanying notes to the financial statements.              7

GMO TOBACCO-FREE CORE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2003

   SHARES/
PAR VALUE ($)  DESCRIPTION                                               VALUE ($)
------------------------------------------------------------------------------------
               UTILITIES -- CONTINUED
       20,300  Constellation Energy Group Inc                                532,266
       17,200  DTE Energy Co                                                 712,768
       27,900  Duke Power Co                                                 376,929
       75,300  Edison International*                                         930,708
        7,600  Entergy Corp                                                  346,180
       50,700  Exelon Corp                                                 2,491,905
        8,957  Firstenergy Corp                                              264,232
       26,400  FPL Group Inc                                               1,478,664
      105,100  PG & E Corp*                                                1,340,025
       13,900  Pinnacle West Capital Corp                                    424,506
       18,300  PPL Corp                                                      643,611
       27,100  Public Service Enterprise Group Inc                           938,473
      162,200  Qwest Communications International Inc*                       580,676
      460,014  SBC Communications Inc                                      9,568,291
       24,100  Sempra Energy                                                 559,120
       57,900  Southern Co                                                 1,633,359
      188,600  Sprint Corp (Fon Group)                                     2,395,220
       14,900  Teco Energy Inc                                               165,092
       17,700  TXU Corp                                                      282,669
      375,684  Verizon Communications Inc                                 12,991,153
                                                                        ------------
                                                                          47,854,953
                                                                        ------------

               TOTAL COMMON STOCKS (COST $560,767,853)                   465,445,777
                                                                        ------------
               SHORT-TERM INVESTMENTS -- 5.4%
               CASH EQUIVALENTS -- 2.3%
    4,853,359  Dreyfus Money Market Fund(a)                                4,853,359
$   3,429,585  Harris Trust & Savings Bank Eurodollar Time Deposit,
                 1.26%, due 3/24/03(a)                                     3,429,585
    2,829,408  Merrimac Money Market Fund(a)                               2,829,408
                                                                        ------------
                                                                          11,112,352
                                                                        ------------
               U.S. GOVERNMENT -- 0.4%
$   1,700,000  U.S. Treasury Bill, 1.14%, due 4/24/03                      1,696,876
                                                                        ------------

              See accompanying notes to the financial statements.
8

GMO TOBACCO-FREE CORE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2003

PAR VALUE ($)  DESCRIPTION                                               VALUE ($)
------------------------------------------------------------------------------------
               REPURCHASE AGREEMENT -- 2.7%
$  12,727,710  Salomon Smith Barney Inc. Repurchase Agreement, dated
               2/28/03, due 3/3/03, with a maturity value of
               $12,728,092 and an effective yield of 0.36%,
               collaterized by a U.S. Treasury Note with a rate of
               3.625%, maturity date of 3/31/04 and market value,
               including accrued interest of $13,694,755.                 12,727,710
                                                                        ------------

               TOTAL SHORT-TERM INVESTMENTS (COST $25,536,938)            25,536,938
                                                                        ------------
               TOTAL INVESTMENTS -- 104.2%
               (Cost $586,304,791)                                       490,982,715

               Other Assets and Liabilities (net) -- (4.2%)              (19,956,840)
                                                                        ------------
               TOTAL NET ASSETS -- 100.0%                               $471,025,875
                                                                        ============

               NOTES TO THE SCHEDULE OF INVESTMENTS:

*    Non-income producing security.

(a)  Represents investment of security lending collateral (Note 1).

              See accompanying notes to the financial statements.              9

GMO TOBACCO-FREE CORE FUND
(A SERIES OF GMO TRUST)
STATEMENT OF ASSETS AND LIABILITIES -- FEBRUARY 28, 2003
--------------------------------------------------------------------------------

ASSETS:
   Investments, at value, including securities on loan of
    $10,542,002 (cost $586,304,791) (Note 1)                  $490,982,715
   Receivable for investments sold                               8,258,490
   Dividends and interest receivable                               850,850
   Receivable for expenses reimbursed by Manager (Note 2)           20,496
                                                              ------------

      Total assets                                             500,112,551
                                                              ------------

LIABILITIES:
   Payable for investments purchased                            17,766,091
   Payable upon return of securities loaned (Note 1)            11,112,352
   Payable to affiliate for (Note 2):
      Management fee                                               119,865
      Shareholder service fee                                       43,791
   Accrued expenses                                                 44,577
                                                              ------------

      Total liabilities                                         29,086,676
                                                              ------------
NET ASSETS                                                    $471,025,875
                                                              ============

NET ASSETS CONSIST OF:
   Paid-in capital                                            $643,244,967
   Accumulated undistributed net investment income               1,329,115
   Accumulated net realized loss                               (78,226,131)
   Net unrealized depreciation                                 (95,322,076)
                                                              ------------
                                                              $471,025,875
                                                              ============

NET ASSETS ATTRIBUTABLE TO:
   Class III shares                                           $163,025,363
                                                              ============
   Class IV shares                                            $308,000,512
                                                              ============

SHARES OUTSTANDING:
   Class III                                                    18,757,289
                                                              ============
   Class IV                                                     35,447,255
                                                              ============

NET ASSET VALUE PER SHARE:
   Class III                                                  $       8.69
                                                              ============
   Class IV                                                   $       8.69
                                                              ============

10            See accompanying notes to the financial statements.

GMO TOBACCO-FREE CORE FUND
(A SERIES OF GMO TRUST)
STATEMENT OF OPERATIONS -- YEAR ENDED FEBRUARY 28, 2003
--------------------------------------------------------------------------------

INVESTMENT INCOME:
   Dividends                                                  $   8,100,424
   Interest (including securities lending income of $21,950)        176,938
                                                              -------------

      Total income                                                8,277,362
                                                              -------------
EXPENSES:
   Management fee (Note 2)                                        1,539,653
   Custodian and transfer agent fees                                104,111
   Audit fees                                                        35,500
   Legal fees                                                        22,708
   Trustees fees and related expenses (Note 2)                       10,854
   Registration fees                                                  9,202
   Miscellaneous                                                      9,015
   Fees reimbursed by Manager (Note 2)                             (178,855)
                                                              -------------
                                                                  1,552,188
   Shareholder service fee (Note 2) - Class III                     263,500
   Shareholder service fee (Note 2) - Class IV                      305,439
                                                              -------------
      Net expenses                                                2,121,127
                                                              -------------

            Net investment income                                 6,156,235
                                                              -------------

REALIZED AND UNREALIZED LOSS:
   Net realized loss on:
      Investments                                               (44,513,462)
      Closed futures contracts                                   (3,080,259)
                                                              -------------

         Net realized loss                                      (47,593,721)
                                                              -------------

   Change in net unrealized appreciation (depreciation) on:
      Investments                                               (74,643,435)
      Open futures contracts                                        (40,476)
                                                              -------------

         Net unrealized loss                                    (74,683,911)
                                                              -------------

      Net realized and unrealized loss                         (122,277,632)
                                                              -------------

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS          $(116,121,397)
                                                              =============

              See accompanying notes to the financial statements.             11

GMO TOBACCO-FREE CORE FUND
(A SERIES OF GMO TRUST)
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                            YEAR ENDED         YEAR ENDED
                                                         FEBRUARY 28, 2003  FEBRUARY 28, 2002
                                                         -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
   Net investment income                                   $   6,156,235      $   4,400,065
   Net realized loss                                         (47,593,721)       (25,790,130)
   Change in net unrealized appreciation (depreciation)      (74,683,911)        (7,702,275)
                                                           -------------      -------------

   Net decrease in net assets from operations               (116,121,397)       (29,092,340)
                                                           -------------      -------------

Distributions to shareholders from:
   Net investment income
      Class III                                               (2,003,854)        (2,265,734)
      Class IV                                                (3,699,871)        (1,907,569)
                                                           -------------      -------------
      Total distributions from net investment income          (5,703,725)        (4,173,303)
                                                           -------------      -------------

                                                              (5,703,725)        (4,173,303)
                                                           -------------      -------------
   Net share transactions (Note 5):
      Class III                                               80,376,925       (111,901,886)
      Class IV                                               131,175,397        266,034,460
                                                           -------------      -------------
   Increase in net assets resulting from net share
    transactions                                             211,552,322        154,132,574
                                                           -------------      -------------

      Total increase in net assets                            89,727,200        120,866,931
NET ASSETS:
   Beginning of period                                       381,298,675        260,431,744
                                                           -------------      -------------
   End of period (including accumulated undistributed
    net investment income of $1,329,115 and $876,605,
    respectively)                                          $ 471,025,875      $ 381,298,675
                                                           =============      =============

12            See accompanying notes to the financial statements.

GMO TOBACCO-FREE CORE FUND
(A SERIES OF GMO TRUST)
FINANCIAL HIGHLIGHTS
(FOR A CLASS III SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------

                                                                YEAR ENDED FEBRUARY 28/29,
                                            ------------------------------------------------------------------
                                               2003          2002          2001          2000          1999
                                            ----------    ----------    ----------    ----------    ----------
NET ASSET VALUE, BEGINNING OF PERIOD         $  11.23      $  12.29      $  14.35      $  14.26      $  14.05
                                             --------      --------      --------      --------      --------

Income from investment operations:
   Net investment income                         0.12+         0.15+         0.17+         0.20          0.18
   Net realized and unrealized gain
     (loss)                                     (2.55)        (1.07)        (0.20)         1.94          1.99
                                             --------      --------      --------      --------      --------

      Total from investment operations          (2.43)        (0.92)        (0.03)++       2.14          2.17
                                             --------      --------      --------      --------      --------

Less distributions to shareholders:
   From net investment income                   (0.11)        (0.14)        (0.19)        (0.19)        (0.19)
   From net realized gains                         --            --         (1.84)        (1.86)        (1.77)
                                             --------      --------      --------      --------      --------

      Total distributions                       (0.11)        (0.14)        (2.03)        (2.05)        (1.96)
                                             --------      --------      --------      --------      --------
NET ASSET VALUE, END OF PERIOD               $   8.69      $  11.23      $  12.29      $  14.35      $  14.26
                                             ========      ========      ========      ========      ========
TOTAL RETURN(a)                                (21.69)%       (7.53)%       (0.83)%       15.10%        16.29%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)         $163,025      $133,203      $260,432      $321,786      $227,158
   Net expenses to average daily net
     assets                                      0.48%         0.48%         0.48%         0.48%         0.48%
   Net investment income to average
     daily net assets                            1.26%         1.24%         1.20%         1.34%         1.35%
   Portfolio turnover rate                         62%           85%           82%          108%           77%
   Fees and expenses reimbursed by the
     Manager to average daily net
     assets:                                     0.04%         0.03%         0.05%         0.05%         0.25%

(a) The total returns would have been lower had certain expenses not been reimbursed during the periods shown.
+    Computed using average shares outstanding throughout the period.
++ The amount shown for a share outstanding does not correspond with the net increase in net assets from operations due to the timing of purchases and redemptions of Fund shares in relation to the fluctuating market values of the Fund.

              See accompanying notes to the financial statements.             13

GMO TOBACCO-FREE CORE FUND
(A SERIES OF GMO TRUST)
FINANCIAL HIGHLIGHTS
(FOR A CLASS IV SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------

                                                                  YEAR ENDED
                                                               FEBRUARY 28/29,
                                                           ------------------------
                                                              2003        2002(1)
                                                           ----------    ----------
NET ASSET VALUE, BEGINNING OF PERIOD                        $  11.23      $  12.32
                                                            --------      --------

Income from investment operations:
   Net investment income                                        0.13+         0.10+
   Net realized and unrealized loss                            (2.55)        (1.08)
                                                            --------      --------

      Total from investment operations                         (2.42)        (0.98)
                                                            --------      --------

Less distributions to shareholders:
   From net investment income                                  (0.12)        (0.11)
                                                            --------      --------

      Total distributions                                      (0.12)        (0.11)
                                                            --------      --------
NET ASSET VALUE, END OF PERIOD                              $   8.69      $  11.23
                                                            ========      ========
TOTAL RETURN(a)                                               (21.65)%       (8.00)%**

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)                        $308,001      $248,095
   Net expenses to average daily net assets                     0.44%         0.44%*
   Net investment income to average daily net assets            1.35%         1.37%*
   Portfolio turnover rate                                        62%           85%
   Fees and expenses reimbursed by the Manager to
     average daily net assets:                                  0.04%         0.04%*

(1) Period from July 2, 2001 (commencement of operations) through February 28, 2002.
(a) The total returns would have been lower had certain expenses not been reimbursed during the periods shown.
+    Computed using average shares outstanding throughout the period.
*    Annualized.
**   Not annualized.

14            See accompanying notes to the financial statements.

GMO TOBACCO-FREE CORE FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS
FEBRUARY 28, 2003
--------------------------------------------------------------------------------

1.    SIGNIFICANT ACCOUNTING POLICIES

      GMO Tobacco-Free Core Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts Business Trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees to create an unlimited number of series ("Funds"), each of which issues a separate series of shares, and to subdivide a series of shares into classes.

      The Fund seeks high total return through investment in U.S. equity securities. The Fund's benchmark is the S&P 500 Index.

      Throughout the fiscal year ended February 28, 2003, the Fund offered two classes of shares: Class III and Class IV. The principal economic difference between the classes of shares is the level of shareholder fees borne by the classes. Eligibility for and automatic conversion among the various classes of shares is generally based on the total amount of assets invested in a particular fund or with GMO, as more fully outlined in the Trust's prospectus.

      The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      PORTFOLIO VALUATION
      Portfolio securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair value. Shares of mutual funds are valued at their net asset value as reported on each business day. Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction. A security's value may be deemed unreliable if, for example, the Manager becomes aware of information or events occurring after the close of foreign market that would materially affect that security's value.

GMO TOBACCO-FREE CORE FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------

      FUTURES CONTRACTS
      The Fund may purchase and sell futures contracts to manage its exposure to the financial markets. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. Upon entering into a futures contract, the Fund is required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. government and agency obligations in accordance with the initial margin requirements of the broker or exchange. In addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contracts. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is liquidated on the following business day. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Losses may arise from the changes in the value of the underlying instrument, if there is an illiquid secondary market for the contracts, or if counterparties do not perform under the contract terms. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. As of February 28, 2003, there were no outstanding future contracts.

      SWAP AGREEMENTS
      The Fund may enter into swap agreements to manage its exposure to the financial markets. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into total return swap agreements, which involve a commitment by one party in the agreement to pay interest in exchange for a market linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. The Fund may also enter into contracts for differences in which the Fund agrees with the counterparty that its return will be based on the relative performance of two different groups or "baskets" of securities, adjusted by an interest rate payment. To the extent that the relative performance of the two baskets of securities exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. In connection with these agreements, cash or securities may be set aside as collateral by the Fund's custodian in accordance with the terms of the swap agreement. The Fund earns interest on cash set aside as collateral. Swaps are marked to market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. These financial instruments are not actively traded on financial markets. The values assigned to these instruments are based upon the best available information and because of the uncertainty of the valuation, these values may differ significantly from the values that would have been realized had a

GMO TOBACCO-FREE CORE FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------
      ready market for these instruments existed, and the differences could be material. Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, or that there may be unfavorable changes in the price of the security or index underlying these transactions. As of February 28, 2003 the Fund held no open swap agreements.

      REPURCHASE AGREEMENTS
      The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Fund and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters insolvency proceedings, recovery of cash by the Fund may be delayed or limited.

      SECURITY LENDING
      The Fund may lend its securities to certain qualified brokers. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of loss with respect to the investment of the collateral, the risk of delay in recovery or loss of rights in the collateral should the borrower of the securities fail financially. The Fund receives compensation for lending its securities. At February 28, 2003, the Fund loaned securities having a market value of $10,542,002 collateralized by cash in the amount of $11,112,352, which was invested in short-term instruments.

      TAXES AND DISTRIBUTIONS
      The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary. Taxes on foreign dividend income are withheld in accordance with the applicable country's tax treaty with the United States.

GMO TOBACCO-FREE CORE FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------

      The Fund's policy is to declare and pay distributions from net investment income quarterly, and from net realized short-term and long-term capital gains at least annually. All distributions will be paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

      Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from U.S. GAAP. During the year ended February 28, 2002 and February 28, 2003, the tax basis of distributions paid from ordinary income were $4,173,303 and $5,703,725, respectively.

      As of February 28, 2003, the components of distributable earnings on a tax basis consisted of $1,286,770 of undistributed ordinary income.

      At February 28, 2003, the Fund had a capital loss carryforward available to offset future capital gains, if any, to the extent permitted by the Code, of $24,719,851 and $28,414,910 expiring in 2010 and 2011, respectively. The Fund elected to defer to March 1, 2003 post-October losses of $19,614,026.

      Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

      SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
      Security transactions are accounted for on trade date. Dividend income, net of applicable foreign withholding taxes, is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and discounts. Non-cash dividends, if any, are recorded at the fair market value of the securities received. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis. Dividends representing a return of capital are reflected as a reduction of cost, when the amount of the return of capital is conclusively determined.

      ALLOCATION OF OPERATING ACTIVITY
      The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds. Investment income, common expenses and realized and unrealized gains and losses are allocated pro-rata among the classes of shares of the Fund based on the relative net assets of each class. Shareholder service fees, which are directly attributable to a class of shares, are charged to that class' operations.

GMO TOBACCO-FREE CORE FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------

2.    FEES AND OTHER TRANSACTIONS WITH AFFILIATES

      GMO earns a management fee paid monthly at the annual rate of .33% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on the average daily net assets of each class at the annual rate of .15% for Class III shares and .105% for Class IV shares.

      GMO has entered into a binding agreement effective until at least
      June 30, 2003 to reimburse the Fund to the extent that the Fund's total annual operating expenses (excluding shareholder service fees, fees and expenses of the independent Trustees of the Trust (including legal fees), brokerage commissions and other investment-related costs, hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes), securities lending fees and expenses, interest expense and transfer taxes) exceed the management fee.

      The Fund's portion of the fee paid by the Trust to the independent Trustees during the year ended February 28, 2003 was $7,593. No remuneration is paid to any Trustee or officer who is affiliated with the Manager.

3.    PURCHASES AND SALES OF SECURITIES

      Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2003, aggregated $497,082,072 and $277,805,530, respectively.

      At February 28, 2003, the cost for U.S. federal income tax purposes and gross unrealized appreciation and depreciation in value of investments were as follows:

                         Gross Unrealized  Gross Unrealized  Net Unrealized
         Aggregate Cost    Appreciation      Depreciation     Depreciation
         --------------  ----------------  ----------------  --------------
          $591,739,793       $42,342        $(100,799,420)   $(100,757,078)

4.    PRINCIPAL SHAREHOLDERS

      At February 28, 2003, 56.0% of the outstanding shares of the Fund were held by four shareholders, each holding in excess of 10% of the Fund's outstanding shares. Investment activities of these shareholders may have a material effect on the Fund.

GMO TOBACCO-FREE CORE FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------

5.    SHARE TRANSACTIONS

      The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                                                Year Ended                  Year Ended
                                                            February 28, 2003           February 28, 2002
                                                        --------------------------  --------------------------
                                                          Shares        Amount        Shares        Amount
         Class III:                                     -----------  -------------  -----------  -------------
         Shares sold                                     19,145,833  $ 202,448,347    9,762,326  $ 118,497,001
         Shares issued to shareholders in reinvestment
           of distributions                                 139,964      1,343,482      146,377      1,687,074
         Shares repurchased                             (12,384,896)  (123,414,904) (19,237,964)  (232,085,961)
                                                        -----------  -------------  -----------  -------------
         Net increase (decrease)                          6,900,901  $  80,376,925   (9,329,261) $(111,901,886)
                                                        ===========  =============  ===========  =============

                                                                                   Period from July 2, 2001
                                                                                       (commencement of
                                                               Year Ended            operations) through
                                                           February 28, 2003          February 28, 2002
                                                        ------------------------  --------------------------
                                                          Shares       Amount       Shares        Amount
         Class IV:                                      ----------  ------------  -----------  -------------
         Shares sold                                    12,955,575  $127,475,526  22,613,569   $272,126,891
         Shares issued to shareholders in reinvestment
           of distributions                                398,388     3,699,871     169,378      1,907,569
         Shares repurchased                                     --            --    (689,655)    (8,000,000)
                                                        ----------  ------------  ----------   ------------
         Net increase                                   13,353,963  $131,175,397  22,093,292   $266,034,460
                                                        ==========  ============  ==========   ============

      The Fund's Class IV was started with an initial transfer of paid in capital of $100,653,595 from Class III. This transfer is included in the transaction amounts above.

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE TRUSTEES OF GMO TRUST AND THE SHAREHOLDERS OF
GMO TOBACCO-FREE CORE FUND

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Tobacco-Free Core Fund (the "Fund") (a series of GMO Trust) at February 28, 2003, and the results of its operations, the changes in its net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 15, 2003

TRUSTEES AND OFFICERS (UNAUDITED)
The following tables list the Trust's Trustees and officers; their address and age; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information includes additional information about the Trust's trustees and is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

INDEPENDENT TRUSTEES:

                                                                                                   Number of
                                                                                                 Portfolios in
                                                        Term of              Principal               Fund
                                                     Office(1) and         Occupation(s)            Complex           Other
              Name, Address,         Position(s)       Length of            During Past            Overseen       Directorships
                 and Age           Held with Fund     Time Served           Five Years            by Trustee     Held by Trustee
         ------------------------  ---------------  ---------------  -------------------------  ---------------  ---------------
         Jay O. Light              Trustee of the   Since May 1996   Professor of Business            39              *(2)
         c/o GMO Trust             Trust                             Administration and Senior
         40 Rowes Wharf                                              Associate Dean, Harvard
         Boston, MA 02110                                            University.
         Age: 61

         Donald W. Glazer, Esq.    Trustee of the   Since December   Advisory Counsel, Goodwin        39              None
         c/o GMO Trust             Trust            2000             Procter LLP; Secretary
         40 Rowes Wharf                                              and Consultant,
         Boston, MA 02110                                            Provant, Inc. (provider
         Age: 58                                                     of performance
                                                                     improvement training
                                                                     services and products)
                                                                     (1998 - present);
                                                                     Consultant -- Business
                                                                     and Law.

1 Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.
2 Mr. Light is a director of Harvard Management Company, Inc. and Security Capital European Realty. Neither of these companies has a class of securities registered pursuant to Section 12 of the Securities Exchange Act or subject to the requirements of Section 15(d) of the Act and neither of these companies is a registered investment company.

INTERESTED TRUSTEES:

                                                                                                   Number of
                                                                                                 Portfolios in
                                                        Term of              Principal               Fund
                                                     Office(1) and         Occupation(s)            Complex           Other
              Name, Address,         Position(s)       Length of            During Past            Overseen       Directorships
                 and Age           Held with Fund     Time Served           Five Years            by Trustee     Held by Trustee
         ------------------------  ---------------  ---------------  -------------------------  ---------------  ---------------

         R. Jeremy Grantham(3)     Chairman of the  Since September  Member, Grantham, Mayo,          39              None
         c/o GMO Trust             Board of         1985. President  Van Otterloo & Co. LLC.
         40 Rowes Wharf            Trustees of the  from February
         Boston, MA 02110          Trust            2002 - October
         Age: 64                                    2002.

1 Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.
3 Trustee is deemed to be an "interested person" of the Trust and Grantham, Mayo, Van Otterloo & Co. LLC, as defined by the 1940 Act.

PRINCIPAL OFFICERS:

                                                                          Term of Office(4)            Principal Occupation(s)
              Name, Address,                 Position(s)                    and Length of                    During Past
                  and Age                   Held with Fund                   Time Served                      Five Years
         -------------------------  ------------------------------  ------------------------------  ------------------------------

         Scott Eston                President and Chief Executive   President and Chief Executive   Chief Financial Officer (1997
         c/o GMO Trust              Officer of the Trust            Officer since October 2002;     - present), Chief Operating
         40 Rowes Wharf                                             Vice President from August      Officer (2000 - present) and
         Boston, MA 02110                                           1998 - October 2002.            Member, Grantham, Mayo, Van
         Age: 47                                                                                    Otterloo & Co. LLC.

         Susan Randall Harbert      Chief Financial Officer and     Chief Financial Officer Since   Member, Grantham, Mayo, Van
         c/o GMO Trust              Treasurer of the Trust          February 2000; Treasurer since  Otterloo & Co. LLC.
         40 Rowes Wharf                                             February 1998.
         Boston, MA 02110
         Age: 45

         Brent Arvidson             Assistant Treasurer of the      Since September 1998.           Senior Fund Administrator,
         c/o GMO Trust              Trust                                                           Grantham, Mayo, Van
         40 Rowes Wharf                                                                             Otterloo & Co. LLC.
         Boston, MA 02110
         Age: 33

         William R. Royer, Esq.     Vice President and Clerk of     Vice President since February   General Counsel, Anti- Money
         c/o GMO Trust              the Trust                       1997; Clerk since March 2001;   Laundering Reporting Officer
         40 Rowes Wharf                                             May 1999 - August 1999.         (July 2002 - February 2003)
         Boston, MA 02110                                                                           and Member, Grantham, Mayo,
         Age: 37                                                                                    Van Otterloo & Co. LLC.

         Elaine M. Hartnett, Esq.   Vice President and Secretary    Vice President since August     Associate General Counsel,
         c/o GMO Trust              of the Trust                    1999; Secretary since March     Grantham, Mayo, Van
         40 Rowes Wharf                                             2001.                           Otterloo & Co. LLC (June
         Boston, MA 02110                                                                           1999 - present); Associate/
         Age: 58                                                                                    Junior Partner, Hale and Dorr
                                                                                                    LLP (1991 - 1999).

         Julie Perniola             Vice President and Anti- Money  Since February 2003.            Anti-Money Laundering
         c/o GMO Trust              Laundering Compliance Officer                                   Reporting Officer (February
         40 Rowes Wharf                                                                             2003 - present) and Compliance
         Boston, MA 02110                                                                           Officer, Grantham, Mayo, Van
         Age: 32                                                                                    Otterloo & Co. LLC.

4 Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

GMO U.S. CORE FUND
(A SERIES OF GMO TRUST)
ANNUAL REPORT
FEBRUARY 28, 2003

GMO U.S. CORE FUND
(A SERIES OF GMO TRUST)
--------------------------------------------------------------------------------

PORTFOLIO MANAGERS

Day-to-day management of the Fund's portfolio is the responsibility of the U.S. Quantitative Division at Grantham, Mayo, Van Otterloo & Co. LLC.

MANAGEMENT DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

The Class III shares of the GMO U.S. Core Fund returned -21.6% for the fiscal year ended February 28, 2003, as compared to -22.7% for the S&P 500 Index. Consistent with the Fund's investment objectives and policies, the Fund was invested substantially in common stocks throughout the period.

For the fiscal year, every sector in the S&P 500 posted losses, providing nowhere for U.S. equity investors to hide. Financial services, healthcare, consumer staples, integrated oils, and materials and processing all posted returns that were in excess of the benchmark, but still underwater. Trailing the S&P 500 Index returns were technology, utilities, consumer discretionary, autos and transportation, producer durables, energy, and other. Autos and transportation and utilities were the weakest performing sectors, falling 29.9% and 29.1%, respectively. Value stocks across all market capitalization sectors continued to outperform growth stocks, while there was virtually no difference between large cap and small cap returns.

The Fund's outperformance of the benchmark for the period is attributable to stock selection, as sector selection impact was negative for the period. This was due in large part to the Fund's near-benchmark weighting in the weak-performing technology sector and its overweight position in the even weaker performing utilities sector. Our continued underweighting of healthcare throughout the year was beneficial, as was the Fund's underweighting in the energy sector.

Good stock selection contributed significantly to the Fund's outperformance for the fiscal year. Selection was particularly strong among financial services, healthcare and technology, while selection among consumer staples, utilities and autos and transportation was weak.

The Fund incorporates three investment disciplines in the portfolio: price to intrinsic value, which has a 40% weight; price to normalized earnings, with a 20% weight; and momentum, with a 40% weight. For the fiscal year, the strongest contributor to returns was price to normalized earnings, our more traditional valuation metric. Momentum was also a positive contributor, while price to intrinsic value had a negative impact on performance.

OUTLOOK

The portfolio is conservatively positioned, with a lower price to book, lower price to earnings, and a higher dividend yield than the S&P 500. We believe that our process of combining value and momentum disciplines in the GMO U.S. Core Fund is well suited to the continued choppy market environment that we anticipate. The portfolio currently maintains overweight positions in the telephone utilities and financial services sectors and an underweight position in both healthcare and technology.

THE VIEWS EXPRESSED HEREIN ARE EXCLUSIVELY THOSE OF GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC MANAGEMENT AS OF THE DATE OF THIS REPORT AND ARE SUBJECT TO CHANGE. THEY ARE NOT MEANT AS INVESTMENT ADVICE.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC


COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
GMO U.S. CORE FUND CLASS III SHARES AND THE S&P 500 INDEX
                 AS OF FEBRUARY 28, 2003                   GMO U.S. CORE FUND  S&P 500 INDEX
2/28/93                                                               $10,000        $10,000
3/31/93                                                               $10,267        $10,211
6/30/93                                                               $10,497        $10,261
9/30/93                                                               $11,021        $10,526
12/31/93                                                              $11,214        $10,770
3/31/94                                                               $10,869        $10,361
6/30/94                                                               $10,892        $10,405
9/30/94                                                               $11,359        $10,914
12/31/94                                                              $11,479        $10,912
3/31/95                                                               $12,528        $11,974
6/30/95                                                               $13,899        $13,118
9/30/95                                                               $15,408        $14,160
12/31/95                                                              $16,444        $15,012
3/31/96                                                               $17,036        $15,818
6/30/96                                                               $17,608        $16,528
9/30/96                                                               $18,098        $17,039
12/31/96                                                              $19,341        $18,459
3/31/97                                                               $19,813        $18,954
6/30/97                                                               $23,032        $22,263
9/30/97                                                               $25,735        $23,931
12/31/97                                                              $26,128        $24,618
3/31/98                                                               $29,550        $28,052
6/30/98                                                               $30,158        $28,978
9/30/98                                                               $27,265        $26,096
12/31/98                                                              $32,579        $31,654
3/31/99                                                               $33,768        $33,231
6/30/99                                                               $36,290        $35,573
9/30/99                                                               $33,811        $33,351
12/31/99                                                              $38,637        $38,314
3/31/2000                                                             $40,170        $39,192
6/30/2000                                                             $38,733        $38,151
9/30/2000                                                             $40,574        $37,782
12/31/2000                                                            $38,752        $34,826
3/31/2001                                                             $35,681        $30,697
6/30/2001                                                             $37,387        $32,493
9/30/2001                                                             $32,977        $27,724
12/31/2001                                                            $35,774        $30,686
3/31/2002                                                             $36,180        $30,771
6/30/2002                                                             $31,722        $26,648
9/30/2002                                                             $26,285        $22,045
12/31/2002                                                            $28,738        $23,905
2/28/2003                                                             $27,393        $22,929

AVERAGE ANNUAL TOTAL RETURN
                                                         SINCE
                                                       INCEPTION
                             1 YEAR   5 YEAR  10 YEAR   6/7/96
Class II*                    -21.63%  -0.67%      n/a      6.73%
Class III                    -21.59%  -0.62%   10.60%        n/a
                                                          1/9/98
Class IV                     -21.55%  -0.57%      n/a      1.89%
                                                        7/2/2001
Class V                      -21.55%     n/a      n/a    -17.28%
                                                       4/15/2002
Class M                          n/a     n/a      n/a    -22.03%

Performance shown is net of all fees after reimbursement from the manager. Returns and net asset values of fund investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. Performance for Classes II, IV, V and M may vary due to different fees. Past performance is not indicative of future performance. Information is unaudited.
* Class II performance includes Class III performance for the period November 17,1997 to January 9, 1998, during which no Class II shares were outstanding.

GMO U.S. CORE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2003

   SHARES      DESCRIPTION                                                VALUE ($)
--------------------------------------------------------------------------------------
               COMMON STOCKS -- 98.3%
               AUTO & TRANSPORTATION -- 3.8%
      331,100  AMR Corp*                                                       774,774
      456,300  Burlington Northern Santa Fe Railroad Co                     11,407,500
      126,400  CSX Corp                                                      3,395,104
      265,200  Delta Air Lines Inc                                           2,227,680
      150,600  Expeditors International Washington Inc                       5,149,014
        3,000  FedEx Corp                                                      154,200
      974,311  Ford Motor Co                                                 8,106,268
      773,716  General Motors Corp                                          26,128,389
       59,200  Genuine Parts Co                                              1,704,960
      195,500  Goodyear Tire & Rubber Co                                       782,000
      128,700  Harley Davidson Inc                                           5,095,233
       41,800  Union Pacific Corp                                            2,306,942
      383,500  United Parcel Service, Class B                               22,066,590
                                                                        --------------
                                                                            89,298,654
                                                                        --------------
               CONSUMER DISCRETIONARY -- 10.6%
       38,800  Abercrombie & Fitch Co, Class A*                              1,067,000
      546,900  Amazon.com Inc*                                              12,037,269
      268,700  Apollo Group Inc, Class A*                                   12,451,558
      241,200  Autonation Inc*                                               3,191,076
      132,300  Black and Decker Corp                                         4,855,410
      165,500  CDW Computer Centers Inc*                                     7,225,730
      396,100  Circuit City Stores Inc                                       1,750,762
      257,200  Clear Channel Communications Inc*                             9,390,372
       82,100  Coach Inc*                                                    2,933,433
      255,200  Dollar Tree Stores Inc*                                       5,269,880
      375,400  Eastman Kodak Co                                             11,111,840
      131,400  eBay Inc*                                                    10,304,388
      107,400  Electronic Arts Inc*                                          5,670,720
       61,800  Estee Lauder Cos Inc                                          1,733,490
      158,500  Federated Department Stores Inc*                              4,041,750
       73,700  Gannett Co Inc                                                5,318,929
       57,800  Harrahs Entertainment Inc*                                    1,898,152
      125,700  Hilton Hotels Corp                                            1,381,443
      211,600  Jones Apparel Group Inc*                                      6,000,976
      181,600  Limited Brands Inc                                            2,157,408
       32,800  Manpower Inc                                                    996,136
      259,200  May Department Stores Co                                      5,085,504

              See accompanying notes to the financial statements.              1

GMO U.S. CORE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2003

   SHARES      DESCRIPTION                                                VALUE ($)
--------------------------------------------------------------------------------------
               CONSUMER DISCRETIONARY -- CONTINUED
       54,200  MGM Mirage*                                                   1,388,604
       51,800  Mohawk Industries Inc*                                        2,557,884
      160,600  New York Times Co, Class A                                    7,461,476
      322,800  Newell Rubbermaid Inc                                         9,102,960
      160,300  Penney (JC) Co Inc                                            3,181,955
       40,700  Pixar Inc*                                                    2,197,393
       63,400  R.R. Donnelley and Sons                                       1,157,684
       71,300  Ross Stores Inc                                               2,439,173
      485,400  Sears Roebuck & Co                                           10,572,012
      447,200  Starbucks Corp*                                              10,486,840
      824,000  The Gap Inc                                                  10,744,960
      129,500  Toys R Us Inc*                                                1,046,360
      269,800  Tribune Co                                                   12,100,530
       58,200  VF Corp                                                       1,970,070
      231,300  Viacom Inc, Class A*                                          8,606,673
      778,000  Viacom Inc, Class B*                                         28,887,140
      196,800  Wal Mart Stores Inc                                           9,458,208
          100  Washington Post Co, Class B                                      71,350
      116,300  Weight Watchers International Inc*                            4,867,155
       39,400  Whirlpool Corp                                                1,940,844
       62,800  Williams-Sonoma Inc*                                          1,461,984
                                                                        --------------
                                                                           247,574,481
                                                                        --------------
               CONSUMER STAPLES -- 8.8%
      124,752  Albertsons Inc                                                2,349,080
    1,438,200  Altria Group Inc                                             55,586,430
      249,800  Anheuser Busch Cos Inc                                       11,615,700
      133,100  Campbell Soup Co                                              2,760,494
    1,044,600  Coca Cola Co                                                 42,013,812
      602,800  Coca Cola Enterprises Inc                                    12,164,504
      116,300  Colgate-Palmolive Co                                          5,851,053
      406,900  CVS Corp                                                     10,131,810
       25,545  Del Monte Foods Co*                                             208,958
       57,900  Heinz (HJ) Co                                                 1,777,530
      140,500  Kroger Co*                                                    1,857,410
      319,400  Pepsi Bottling Group Inc                                      7,426,050
       94,900  Procter and Gamble Co                                         7,768,514
      378,100  Rite Aid Corp*                                                  907,440
       85,200  RJ Reynolds Tobacco Holdings                                  3,400,332
      722,100  Safeway Inc*                                                 14,362,569

2             See accompanying notes to the financial statements.

GMO U.S. CORE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2003

   SHARES      DESCRIPTION                                                VALUE ($)
--------------------------------------------------------------------------------------
               CONSUMER STAPLES -- CONTINUED
      236,700  Sara Lee Corp                                                 4,686,660
      183,900  Sysco Corp                                                    4,987,368
      128,600  UST Inc                                                       3,707,538
      446,300  Walgreen Co                                                  12,558,882
                                                                        --------------
                                                                           206,122,134
                                                                        --------------
               FINANCIAL SERVICES -- 24.0%
      508,800  AFLAC Corp                                                   15,900,000
      500,400  Allstate Corp                                                15,827,652
      809,300  American Express Co                                          27,176,294
      112,700  Amsouth Bancorp                                               2,321,620
      508,209  Bank of America Corp                                         35,188,391
      237,500  Bank One Corp                                                 8,557,125
      100,600  BB&T Corp                                                     3,302,698
      148,379  Bear Stearns Cos Inc                                          9,294,461
      198,800  Capital One Financial Corp                                    6,156,836
       38,303  Charter One Financial Inc                                     1,107,340
      190,500  Cigna Corp                                                    8,185,785
      439,200  Citigroup Inc                                                14,642,928
       87,500  CNA Financial Corp*                                           2,011,625
       98,100  Comerica Inc                                                  4,020,138
      695,300  Conseco Inc*                                                     28,507
      196,800  Countrywide Financial Corp                                   10,507,152
       28,800  Dun & Bradstreet Corp*                                        1,033,920
       92,200  Equifax Inc                                                   1,768,396
      927,600  Fannie Mae                                                   59,459,160
      114,600  Fidelity National Financial Inc                               3,762,318
      418,388  FleetBoston Financial Corp                                   10,275,609
      134,400  Franklin Resources Inc                                        4,390,848
      637,100  Freddie Mac                                                  34,817,515
      120,900  Golden West Financial Corp                                    8,753,160
       91,700  Greenpoint Financial Corp                                     3,895,416
      306,500  Household International Inc                                   8,560,545
      186,000  Hudson City Bancorp Inc                                       3,532,140
      139,000  Huntington Bancshares Inc                                     2,668,800
      618,580  J.P. Morgan Chase & Co                                       14,029,394
      267,700  Janus Capital Group Inc                                       3,166,891
      342,100  KeyCorp                                                       8,118,033
       77,700  Lehman Brothers Holdings Inc                                  4,302,249
       66,800  Lincoln National Corp                                         1,892,444

              See accompanying notes to the financial statements.              3

GMO U.S. CORE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2003

   SHARES      DESCRIPTION                                                VALUE ($)
--------------------------------------------------------------------------------------
               FINANCIAL SERVICES -- CONTINUED
      240,700  Loews Corp                                                   10,520,997
      123,750  MBIA Inc                                                      4,718,587
      358,500  Merrill Lynch & Co Inc                                       12,217,680
      212,300  Metlife Inc                                                   5,555,891
      225,400  MGIC Investment Corp                                          8,894,284
      112,000  Moody's Corp                                                  4,939,200
      572,000  Morgan Stanley                                               21,078,200
      265,100  National City Corp                                            7,322,062
      241,400  PMI Group Inc                                                 6,541,940
      126,100  PNC Financial Services Group                                  5,665,673
      217,200  Principal Financial Group                                     5,988,204
      151,400  Radian Group Inc                                              5,279,318
      136,300  Regions Financial Corp                                        4,413,394
       23,500  Sovereign Bancorp Inc                                           319,130
       84,500  Suntrust Banks Inc                                            4,753,125
      119,700  Torchmark Corp                                                4,346,307
       93,300  Union Planters Corp                                           2,567,616
      343,400  Unumprovident Corp                                            4,464,200
      133,700  US Bancorp                                                    2,797,004
      687,200  Wachovia Corp                                                24,381,856
      606,950  Washington Mutual Inc                                        20,957,984
    1,177,800  Wells Fargo & Co                                             53,413,230
                                                                        --------------
                                                                           559,791,272
                                                                        --------------
               HEALTH CARE -- 15.0%
       93,500  Abbott Laboratories                                           3,330,470
      287,000  Aetna Inc                                                    12,088,440
       95,000  Anthem Inc*                                                   5,662,950
      251,100  Boston Scientific Corp*                                      11,091,087
    1,179,900  Bristol Myers Squibb Co                                      27,491,670
       76,300  Cardinal Health Inc                                           4,371,227
       14,200  Forest Laboratories Inc*                                        707,160
      318,000  Guidant Corp*                                                11,371,680
      206,400  HCA - The Healthcare Company                                  8,511,936
       64,500  Health Net Inc*                                               1,619,595
      193,000  Lincare Holdings Inc*                                         5,770,700
       52,300  Medtronic Inc                                                 2,337,810
    2,051,700  Merck & Co Inc                                              108,227,175
       52,400  Oxford Health Plans Inc*                                      1,467,200
       42,800  Patterson Dental Co*                                          1,883,628

4             See accompanying notes to the financial statements.

GMO U.S. CORE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2003

   SHARES      DESCRIPTION                                                VALUE ($)
--------------------------------------------------------------------------------------
               HEALTH CARE -- CONTINUED
    2,228,900  Pfizer Inc                                                   66,465,798
      305,200  Pharmacia Corp                                               12,610,864
    1,536,500  Schering Plough Corp                                         27,687,730
       68,700  Stryker Corp                                                  4,479,240
      118,400  UnitedHealth Group Inc                                        9,815,360
       58,400  Universal Health Services, Class B*                           2,268,256
      117,700  Varian Medical Systems Inc*                                   5,949,735
      103,400  Wellpoint Health Network Inc*                                 7,032,234
      167,300  Zimmer Holdings Inc*                                          7,426,447
                                                                        --------------
                                                                           349,668,392
                                                                        --------------
               INTEGRATED OILS -- 2.5%
       59,500  Amerada Hess Corp                                             2,649,535
      556,115  ConocoPhillips                                               28,195,031
      223,510  Exxon Mobil Corp                                              7,603,810
      536,500  Marathon Oil Corp                                            12,387,785
      207,600  Occidental Petroleum Corp                                     6,207,240
                                                                        --------------
                                                                            57,043,401
                                                                        --------------
               MATERIALS & PROCESSING -- 1.8%
      102,700  Ashland Inc                                                   2,856,087
      107,700  Avery Dennison Corp                                           6,181,980
      126,000  Du Pont (E.I.) De Nemours                                     4,620,420
      167,200  Ecolab Inc                                                    8,201,160
       66,100  Energizer Holdings Inc*                                       1,754,955
       77,600  PPG Industries Inc                                            3,600,640
      244,000  Sealed Air Corp*                                              8,849,880
      221,300  Sherwin Williams Co                                           5,908,710
        3,600  Sigma Aldrich Corp                                              157,752
                                                                        --------------
                                                                            42,131,584
                                                                        --------------
               OTHER -- 3.3%
      216,800  3 M Co                                                       27,180,216
       38,500  Eaton Corp                                                    2,731,575
      123,700  Fortune Brands Inc                                            5,423,008
      953,600  Honeywell International Inc                                  21,827,904
       92,000  ITT Industries Inc                                            5,173,160
      102,100  Johnson Controls Inc                                          7,959,716

              See accompanying notes to the financial statements.              5

GMO U.S. CORE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2003

   SHARES      DESCRIPTION                                                VALUE ($)
--------------------------------------------------------------------------------------
               OTHER -- CONTINUED
      148,000  Textron Inc                                                   5,347,240
                                                                        --------------
                                                                            75,642,819
                                                                        --------------
               OTHER ENERGY -- 3.7%
      233,600  Apache Corp                                                  15,249,408
       67,100  BJ Services Co*                                               2,306,227
      212,500  Burlington Resources Inc                                      9,849,375
       83,700  Cooper Cameron Corp*                                          4,352,400
      187,800  Devon Energy Corp                                             9,051,960
      189,800  Ensco International Inc                                       5,310,604
      100,200  EOG Resources Inc                                             4,138,260
      560,300  Halliburton Co                                               11,351,678
      153,900  Nabors Industries Ltd*                                        6,102,135
       37,400  Noble Corp*                                                   1,357,620
       54,700  Pioneer Natural Resources Co*                                 1,430,405
      123,865  Reliant Resources Inc.*                                         501,653
      123,100  Smith International Inc*                                      4,291,266
      189,200  Transocean Inc                                                4,294,840
       63,600  Weatherford International Ltd*                                2,546,544
      157,000  XTO Energy Inc                                                3,957,970
                                                                        --------------
                                                                            86,092,345
                                                                        --------------
               PRODUCER DURABLES -- 4.5%
      176,800  American Power Conversion Corp*                               2,765,152
      750,100  Boeing Co                                                    20,672,756
       63,900  Caterpillar Inc                                               3,003,300
       96,500  Centex Corp                                                   5,334,520
       65,700  Cooper Industries Ltd                                         2,486,745
        9,700  Danaher Corp                                                    630,694
       84,100  Deere & Co                                                    3,480,058
       98,800  DR Horton Inc                                                 1,809,028
      109,700  Emerson Electric Co                                           5,163,579
       73,700  Lennar Corp                                                   3,979,063
       59,500  Lexmark International Group Inc*                              3,713,395
      136,500  Lockheed Martin Corp                                          6,240,780
       93,546  Northrop Grumman Corp                                         8,110,438
      131,800  Novellus System Inc*                                          3,841,970
       11,000  NVR Inc*                                                      3,651,450
       59,000  Pulte Corp                                                    2,998,970

6             See accompanying notes to the financial statements.

GMO U.S. CORE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2003

   SHARES      DESCRIPTION                                                VALUE ($)
--------------------------------------------------------------------------------------
               PRODUCER DURABLES -- CONTINUED
      279,500  Tyco International Ltd                                        4,136,600
      252,300  United Technologies Corp                                     14,779,734
      126,900  Waters Corp*                                                  2,940,273
      642,100  Xerox Corp*                                                   5,778,900
                                                                        --------------
                                                                           105,517,405
                                                                        --------------
               TECHNOLOGY -- 10.2%
      156,200  Applera Corp-Applied Biosystems Group                         2,866,270
      660,000  BMC Software Inc*                                            12,804,000
      175,200  Brocade Communications Systems Inc*                             706,056
      132,300  Ceridian Corp*                                                1,825,740
    1,580,700  Cisco Systems Inc*                                           22,098,186
    1,019,700  Computer Associates International Inc                        13,612,995
      608,200  Compuware Corp*                                               2,244,258
      655,900  Corning Inc*                                                  3,227,028
      803,500  Dell Computer Corp*                                          21,662,360
    1,488,900  EMC Corp*                                                    11,002,971
      944,400  Gateway Inc*                                                  2,058,792
    1,012,700  Hewlett-Packard Co                                           16,051,295
      106,500  IBM Corp                                                      8,301,675
    1,144,900  Intel Corp                                                   19,760,974
      186,300  Intuit Inc*                                                   8,852,976
      853,200  Lucent Technologies Inc*                                      1,399,248
      922,800  Microsoft Corp                                               21,870,360
    3,380,700  Oracle Corp*                                                 40,433,172
      307,200  Qualcomm Inc*                                                10,622,976
      111,700  Rockwell Automation                                           2,570,217
      150,700  Symantec Co*                                                  6,098,829
    1,371,700  Tellabs Inc*                                                  8,353,653
                                                                        --------------
                                                                           238,424,031
                                                                        --------------
               UTILITIES -- 10.1%
       70,400  Ameren Corp                                                   2,744,896
      165,800  American Electric Power Inc                                   3,611,124
      902,071  AT & T Corp                                                  16,724,396
      851,200  Bellsouth Corp                                               18,445,504
      158,900  Centerpoint Energy Inc                                          738,885
       83,100  Cinergy Corp                                                  2,678,313
      126,100  Consolidated Edison Inc                                       4,917,900

              See accompanying notes to the financial statements.              7

GMO U.S. CORE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2003

   SHARES/
PAR VALUE ($)  DESCRIPTION                                                VALUE ($)
--------------------------------------------------------------------------------------
               UTILITIES -- CONTINUED
       67,900  Constellation Energy Group Inc                                1,780,338
       85,000  DTE Energy Co                                                 3,522,400
      372,100  Edison International*                                         4,599,156
      267,700  Exelon Corp                                                  13,157,455
       35,931  Firstenergy Corp                                              1,059,965
       77,700  FPL Group Inc                                                 4,351,977
       77,100  Keyspan Corp                                                  2,464,887
      528,400  PG & E Corp*                                                  6,737,100
       63,300  Pinnacle West Capital Corp                                    1,933,182
      149,100  PPL Corp                                                      5,243,847
      129,300  Public Service Enterprise Group Inc                           4,477,659
      768,700  Qwest Communications International Inc*                       2,751,946
    2,231,382  SBC Communications Inc                                       46,412,746
      152,400  Sempra Energy                                                 3,535,680
      272,900  Southern Co                                                   7,698,509
    1,053,900  Sprint Corp (Fon Group)                                      13,384,530
       32,400  Teco Energy Inc                                                 358,992
      111,900  TXU Corp                                                      1,787,043
    1,773,522  Verizon Communications Inc                                   61,328,391
                                                                        --------------
                                                                           236,446,821
                                                                        --------------

               TOTAL COMMON STOCKS (COST $2,720,323,950)                 2,293,753,339
                                                                        --------------
               SHORT-TERM INVESTMENTS -- 8.1%
               CASH EQUIVALENTS -- 3.7%
   37,307,868  Dreyfus Money Market Fund(a)                                 37,307,868
$  26,363,286  Harris Trust & Savings Bank Eurodollar Time Deposit,
                 1.26%, due 3/24/03(a)                                      26,363,286
   21,749,711  Merrimac Money Market Fund(a)                                21,749,711
                                                                        --------------
                                                                            85,420,865
                                                                        --------------
               U.S. GOVERNMENT -- 0.4%
$  10,335,000  U.S. Treasury Bill, 1.14%, due 4/24/03(b)                    10,316,010
                                                                        --------------

              See accompanying notes to the financial statements.
8

GMO U.S. CORE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2003

PAR VALUE ($)  DESCRIPTION                                                VALUE ($)
--------------------------------------------------------------------------------------
               REPURCHASE AGREEMENT -- 4.0%
$  92,078,552  Salomon Smith Barney Inc. Repurchase Agreement, dated
               2/28/03, due 3/03/03, with a maturity value of
               $92,081,314, and an effective yield of 0.36%,
               collateralized by U.S. Treasury Note with a rate of
               3.625%, maturity date of 3/31/04, and market value,
               including accrued interest of $99,074,642.                   92,078,552
                                                                        --------------

               TOTAL SHORT-TERM INVESTMENTS (COST $187,815,427)            187,815,427
                                                                        --------------
               TOTAL INVESTMENTS -- 106.4%
               (Cost $2,908,139,377)                                     2,481,568,766

               Other Assets and Liabilities (net) -- (6.4%)               (148,214,690)
                                                                        --------------
               TOTAL NET ASSETS -- 100.0%                               $2,333,354,076
                                                                        ==============

               NOTES TO THE SCHEDULE OF INVESTMENTS:

*    Non-income producing security.

(a)  Represents investment of security lending collateral (Note 1).

(b) All or a portion of this security has been segregated to cover margin requirements on open financial futures contracts (Note 6).

              See accompanying notes to the financial statements.              9

GMO U.S. CORE FUND
(A SERIES OF GMO TRUST)
STATEMENT OF ASSETS AND LIABILITIES -- FEBRUARY 28, 2003
--------------------------------------------------------------------------------

ASSETS:
   Investments, at value, including securities on loan of
     $81,620,895 (cost $2,908,139,377) (Note 1)               $2,481,568,766
   Receivable for investments sold                                40,314,367
   Receivable for Fund shares sold                                 3,051,662
   Dividends and interest receivable                               3,843,617
   Receivable for variation margin on open futures contracts
     (Notes 1 and 6)                                                 127,575
   Receivable for expenses reimbursed by Manager (Note 2)             64,736
                                                              --------------
      Total assets                                             2,528,970,723
                                                              --------------
LIABILITIES:
   Payable for investments purchased                              98,451,808
   Payable upon return of securities loaned (Note 1)              85,420,865
   Payable for Fund shares repurchased                            10,775,376
   Payable to affiliate for (Note 2):
      Management fee                                                 594,807
      Shareholder service fee                                        239,303
      12b-1 fee - Class M                                             24,800
      Administration fee - Class M                                     9,326
   Accrued expenses                                                  100,362
                                                              --------------
      Total liabilities                                          195,616,647
                                                              --------------
NET ASSETS                                                    $2,333,354,076
                                                              ==============
NET ASSETS CONSIST OF:
   Paid-in capital                                            $3,242,281,504
   Accumulated undistributed net investment income                11,451,349
   Accumulated net realized loss                                (493,878,942)
   Net unrealized depreciation                                  (426,499,835)
                                                              --------------
                                                              $2,333,354,076
                                                              ==============
NET ASSETS ATTRIBUTABLE TO:
   Class II shares                                            $  241,430,806
                                                              ==============
   Class III shares                                           $1,141,724,817
                                                              ==============
   Class IV shares                                            $  463,253,730
                                                              ==============
   Class V shares                                             $  426,703,118
                                                              ==============
   Class M shares                                             $   60,241,605
                                                              ==============
SHARES OUTSTANDING:
   Class II                                                       24,222,943
                                                              ==============
   Class III                                                     114,365,861
                                                              ==============
   Class IV                                                       46,463,874
                                                              ==============
   Class V                                                        42,826,818
                                                              ==============
   Class M                                                         6,049,202
                                                              ==============
NET ASSET VALUE PER SHARE:
   Class II                                                   $         9.97
                                                              ==============
   Class III                                                  $         9.98
                                                              ==============
   Class IV                                                   $         9.97
                                                              ==============
   Class V                                                    $         9.96
                                                              ==============
   Class M                                                    $         9.96
                                                              ==============

10            See accompanying notes to the financial statements.

GMO U.S. CORE FUND
(A SERIES OF GMO TRUST)
STATEMENT OF OPERATIONS -- YEAR ENDED FEBRUARY 28, 2003
--------------------------------------------------------------------------------

INVESTMENT INCOME:
   Dividends                                                  $  46,286,252
   Interest (including securities lending income of
    $118,957)                                                       974,270
                                                              -------------

      Total income                                               47,260,522
                                                              -------------
EXPENSES:
   Management fee (Note 2)                                        8,520,974
   Custodian and transfer agent fees                                398,398
   Legal fees                                                       142,635
   Registration fees                                                 56,510
   Trustees fees and related expenses (Note 2)                       55,165
   Audit fees                                                        49,504
   Miscellaneous                                                     49,362
   Fees reimbursed by Manager (Note 2)                             (684,970)
                                                              -------------
                                                                  8,587,578
   Shareholder service fee (Note 2) - Class II                      447,524
   Shareholder service fee (Note 2) - Class III                   1,876,518
   Shareholder service fee (Note 2) - Class IV                      705,267
   Shareholder service fee (Note 2) - Class V                       352,503
                                                              -------------
   12b-1 fee (Note 2) - Class M                                     103,221
                                                              -------------
   Administration fee (Note 2) - Class M                             82,577
                                                              -------------
      Net expenses                                               12,155,188
                                                              -------------

         Net investment income                                   35,105,334
                                                              -------------

REALIZED AND UNREALIZED LOSS:
   Net realized loss on:
      Investments                                              (295,003,418)
      Closed futures contracts                                   (7,564,879)
                                                              -------------

         Net realized loss                                     (302,568,297)
                                                              -------------

   Change in net unrealized appreciation (depreciation) on:
      Investments                                              (338,074,313)
      Open futures contracts                                       (508,208)
                                                              -------------

         Net unrealized loss                                   (338,582,521)
                                                              -------------

      Net realized and unrealized loss                         (641,150,818)
                                                              -------------

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS          $(606,045,484)
                                                              =============

              See accompanying notes to the financial statements.             11

GMO U.S. CORE FUND
(A SERIES OF GMO TRUST)
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                            YEAR ENDED         YEAR ENDED
                                                         FEBRUARY 28, 2003  FEBRUARY 28, 2002
                                                         -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
   Net investment income                                  $   35,105,334     $   37,068,955
   Net realized loss                                        (302,568,297)      (164,915,777)
   Change in net unrealized appreciation (depreciation)     (338,582,521)       (28,658,516)
                                                          --------------     --------------

   Net decrease in net assets from operations               (606,045,484)      (156,505,338)
                                                          --------------     --------------

Distributions to shareholders from:
   Net investment income
      Class II                                                (2,561,727)        (1,721,073)
      Class III                                              (16,337,118)       (17,730,889)
      Class IV                                                (9,588,920)       (12,297,927)
      Class V                                                 (5,745,428)        (4,546,353)
      Class M                                                   (370,335)                --
                                                          --------------     --------------
      Total distributions from net investment income         (34,603,528)       (36,296,242)
                                                          --------------     --------------

   Net realized gains
      Class II                                                        --           (109,969)
      Class III                                                       --         (1,128,842)
      Class IV                                                        --           (648,375)
      Class V                                                         --           (350,905)
                                                          --------------     --------------
      Total distributions from net realized gains                     --         (2,238,091)
                                                          --------------     --------------

                                                             (34,603,528)       (38,534,333)
                                                          --------------     --------------
   Net share transactions (Note 5):
      Class II                                               115,982,471         71,357,721
      Class III                                              143,190,844       (104,317,667)
      Class IV                                              (126,130,617)      (495,915,214)
      Class V                                                 84,738,772        478,135,957
      Class M                                                 67,581,135                 --
                                                          --------------     --------------
   Increase (decrease) in net assets resulting from net
    share transactions                                       285,362,605        (50,739,203)
                                                          --------------     --------------

      Total decrease in net assets                          (355,286,407)      (245,778,874)
NET ASSETS:
   Beginning of period                                     2,688,640,483      2,934,419,357
                                                          --------------     --------------
   End of period (including accumulated undistributed
    net investment income of $11,451,349 and
    $11,088,227, respectively)                            $2,333,354,076     $2,688,640,483
                                                          ==============     ==============

12            See accompanying notes to the financial statements.

GMO U.S. CORE FUND
(A SERIES OF GMO TRUST)
FINANCIAL HIGHLIGHTS
(FOR A CLASS II SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------

                                                              YEAR ENDED FEBRUARY 28/29,
                                           -----------------------------------------------------------------
                                              2003          2002          2001          2000         1999
                                           -----------   -----------   -----------   ----------   ----------
NET ASSET VALUE, BEGINNING OF PERIOD        $  12.89      $  13.94      $  16.62      $ 18.57      $ 19.98
                                            --------      --------      --------      -------      -------

Income from investment operations:
   Net investment income                        0.14+         0.17+         0.20+        0.23+        0.25+
   Net realized and unrealized gain
     (loss)                                    (2.91)        (1.04)         0.03*        2.29         2.55
                                            --------      --------      --------      -------      -------

      Total from investment operations         (2.77)        (0.87)         0.23         2.52         2.80
                                            --------      --------      --------      -------      -------

Less distributions to shareholders:
   From net investment income                  (0.15)        (0.17)        (0.18)       (0.24)       (0.29)
   From net realized gains                        --         (0.01)        (2.73)       (4.23)       (3.92)
                                            --------      --------      --------      -------      -------

      Total distributions                      (0.15)        (0.18)        (2.91)       (4.47)       (4.21)
                                            --------      --------      --------      -------      -------
NET ASSET VALUE, END OF PERIOD              $   9.97      $  12.89      $  13.94      $ 16.62      $ 18.57
                                            ========      ========      ========      =======      =======
TOTAL RETURN(a)                               (21.63)%       (6.29)%        0.75%       13.61%       14.99%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)        $241,431      $176,456      $114,454      $95,041      $41,684
   Net expenses to average daily net
     assets                                     0.55%         0.55%         0.55%        0.55%        0.55%
   Net investment income to average
     daily net assets                           1.30%         1.27%         1.21%        1.21%        1.29%
   Portfolio turnover rate                        74%           69%           81%          90%          71%
   Fees and expenses reimbursed by the
     Manager to average daily net
     assets:                                    0.03%         0.02%         0.02%        0.02%        0.22%

(a) The total returns would have been lower had certain expenses not been reimbursed during the periods shown.
* The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain/ loss for the period due to the timing of purchases and redemptions of Fund shares in relation to the fluctuating market values of the Fund.
+    Computed using average shares outstanding throughout the period.

              See accompanying notes to the financial statements.             13

GMO U.S. CORE FUND
(A SERIES OF GMO TRUST)
FINANCIAL HIGHLIGHTS
(FOR A CLASS III SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------

                                                                    YEAR ENDED FEBRUARY 28/29,
                                           -----------------------------------------------------------------------------
                                               2003            2002            2001            2000            1999
                                           -------------   -------------   -------------   -------------   -------------
NET ASSET VALUE, BEGINNING OF PERIOD        $    12.90      $    13.95      $    16.63      $    18.59      $    19.99
                                            ----------      ----------      ----------      ----------      ----------

Income from investment operations:
   Net investment income                          0.15+           0.18+           0.20+           0.24+           0.26+
   Net realized and unrealized gain
     (loss)                                      (2.92)          (1.05)           0.04*           2.28            2.55
                                            ----------      ----------      ----------      ----------      ----------

      Total from investment operations           (2.77)          (0.87)           0.24            2.52            2.81
                                            ----------      ----------      ----------      ----------      ----------

Less distributions to shareholders:
   From net investment income                    (0.15)          (0.17)          (0.19)          (0.25)          (0.29)
   From net realized gains                          --           (0.01)          (2.73)          (4.23)          (3.92)
                                            ----------      ----------      ----------      ----------      ----------

      Total distributions                        (0.15)          (0.18)          (2.92)          (4.48)          (4.21)
                                            ----------      ----------      ----------      ----------      ----------
NET ASSET VALUE, END OF PERIOD              $     9.98      $    12.90      $    13.95      $    16.63      $    18.59
                                            ==========      ==========      ==========      ==========      ==========
TOTAL RETURN(a)                                 (21.59)%         (6.23)%          0.83%          13.66%          15.02%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)        $1,141,725      $1,321,634      $1,532,124      $1,623,734      $1,780,011
   Net expenses to average daily net
     assets                                       0.48%           0.48%           0.48%           0.48%           0.48%
   Net investment income to average
     daily net assets                             1.34%           1.33%           1.27%           1.27%           1.36%
   Portfolio turnover rate                          74%             69%             81%             90%             71%
   Fees and expenses reimbursed by the
     Manager to average daily net
     assets:                                      0.03%           0.02%           0.02%           0.02%           0.22%

(a) The total returns would have been lower had certain expenses not been reimbursed during the periods shown.
* The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain/ loss for the period due to the timing of purchases and redemptions of Fund shares in relation to the fluctuating market values of the Fund.
+    Computed using average shares outstanding throughout the period.

14            See accompanying notes to the financial statements.

GMO U.S. CORE FUND
(A SERIES OF GMO TRUST)
FINANCIAL HIGHLIGHTS
(FOR A CLASS IV SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------

                                                                  YEAR ENDED FEBRUARY 28/29,
                                           -------------------------------------------------------------------------
                                              2003          2002           2001            2000            1999
                                           -----------   -----------   -------------   -------------   -------------
NET ASSET VALUE, BEGINNING OF PERIOD        $  12.89      $  13.94      $    16.62      $    18.58      $    19.99
                                            --------      --------      ----------      ----------      ----------

Income from investment operations:
   Net investment income                        0.16+         0.18+           0.21+           0.25+           0.27+
   Net realized and unrealized gain
     (loss)                                    (2.92)        (1.04)           0.04*           2.28            2.55
                                            --------      --------      ----------      ----------      ----------

      Total from investment operations         (2.76)        (0.86)           0.25            2.53            2.82
                                            --------      --------      ----------      ----------      ----------

Less distributions to shareholders:
   From net investment income                  (0.16)        (0.18)          (0.20)          (0.26)          (0.31)
   From net realized gains                        --         (0.01)          (2.73)          (4.23)          (3.92)
                                            --------      --------      ----------      ----------      ----------

      Total distributions                      (0.16)        (0.19)          (2.93)          (4.49)          (4.23)
                                            --------      --------      ----------      ----------      ----------
NET ASSET VALUE, END OF PERIOD              $   9.97      $  12.89      $    13.94      $    16.62      $    18.58
                                            ========      ========      ==========      ==========      ==========
TOTAL RETURN(a)                               (21.55)%       (6.20)%          0.92%          13.74%          15.07%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)        $463,254      $744,813      $1,287,842      $1,343,460      $1,543,655
   Net expenses to average daily net
     assets                                     0.44%         0.44%           0.44%           0.44%           0.44%
   Net investment income to average
     daily net assets                           1.39%         1.36%           1.31%           1.32%           1.41%
   Portfolio turnover rate                        74%           69%             81%             90%             71%
   Fees and expenses reimbursed by the
     Manager to average daily net
     assets:                                    0.03%         0.02%           0.02%           0.02%           0.22%

(a) The total returns would have been lower had certain expenses not been reimbursed during the periods shown.
* The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain/ loss for the period due to the timing of purchases and redemptions of Fund shares in relation to the fluctuating market values of the Fund.
+    Computed using average shares outstanding throughout the period.

              See accompanying notes to the financial statements.             15

GMO U.S. CORE FUND
(A SERIES OF GMO TRUST)
FINANCIAL HIGHLIGHTS
(FOR A CLASS V SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------

                                                                 YEAR ENDED
                                                               FEBRUARY 28/29,
                                                          -------------------------
                                                             2003         2002(1)
                                                          -----------   -----------
NET ASSET VALUE, BEGINNING OF PERIOD                       $  12.88      $  14.00
                                                           --------      --------

Income from investment operations:
   Net investment income                                       0.16+         0.13+
   Net realized and unrealized loss                           (2.92)        (1.10)
                                                           --------      --------

      Total from investment operations                        (2.76)        (0.97)
                                                           --------      --------

Less distributions to shareholders:
   From net investment income                                 (0.16)        (0.14)
   From net realized gains                                       --         (0.01)
                                                           --------      --------

      Total distributions                                     (0.16)        (0.15)
                                                           --------      --------
NET ASSET VALUE, END OF PERIOD                             $   9.96      $  12.88
                                                           ========      ========
TOTAL RETURN(a)                                              (21.55)%       (6.96)%++

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)                       $426,703      $445,738
   Net expenses to average daily net assets                    0.42%         0.42%*
   Net investment income to average daily net assets           1.41%         1.46%*
   Portfolio turnover rate                                       74%           69%
   Fees and expenses reimbursed by the Manager to
     average daily net assets:                                 0.03%         0.02%*

(1) Period from July 2, 2001(commencement of operations) through February 28, 2002.
(a) The total returns would have been lower had certain expenses not been reimbursed during the periods shown.
*    Annualized.
+    Computed using average shares outstanding throughout the period.
++   Not Annualized.

16            See accompanying notes to the financial statements.

GMO U.S. CORE FUND
(A SERIES OF GMO TRUST)
FINANCIAL HIGHLIGHTS
(FOR A CLASS M SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                                                   PERIOD FROM
                                                                  APRIL 15, 2002
                                                                  (COMMENCEMENT
                                                              OF OPERATIONS) THROUGH
                                                                FEBRUARY 28, 2003
                                                              ----------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                 $ 12.89
                                                                     -------

Income from investment operations:
   Net investment income                                                0.11+
   Net realized and unrealized loss                                    (2.94)
                                                                     -------

      Total from investment operations                                 (2.83)
                                                                     -------

Less distributions to shareholders:
   From net investment income                                          (0.10)
                                                                     -------

      Total distributions                                              (0.10)
                                                                     -------
NET ASSET VALUE, END OF PERIOD                                       $  9.96
                                                                     =======
TOTAL RETURN(a)                                                       (22.03)%++

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)                                 $60,242
   Net expenses to average daily net assets                             0.78%*
   Net investment income to average daily net assets                    1.18%*
   Portfolio turnover rate                                                74%
   Fees and expenses reimbursed by the Manager to average
     daily net assets:                                                  0.03%*

(a) The total returns would have been lower had certain expenses not been reimbursed during the periods shown.
*    Annualized.
+    Computed using average shares outstanding throughout the period.
++   Not Annualized.

              See accompanying notes to the financial statements.             17

GMO U.S. CORE FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS
FEBRUARY 28, 2003
--------------------------------------------------------------------------------

1.    SIGNIFICANT ACCOUNTING POLICIES

      GMO U.S. Core Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts Business Trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees to create an unlimited number of series ("Funds"), each of which issues a separate series of shares, and to subdivide a series of shares into classes.

      The Fund seeks high total return through investment in U.S. equity securities. The Fund's benchmark is the S&P 500 Index.

      Throughout the year ended February 28, 2003, the Fund had four classes of shares outstanding: Class II, Class III, Class IV, and Class V. Effective April 15, 2002, the Fund began to offer Class M shares. Class M shares bear an administrative fee and a 12b-1 fee. (See Note 2) The principal economic difference among the classes of shares is the level of fees borne by the classes. Eligibility for and automatic conversion between the various classes of shares is generally based on the total amount of assets invested in a particular fund or with GMO, as more fully outlined in the Trust's prospectus.

      The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      PORTFOLIO VALUATION
      Portfolio securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair value. Shares of mutual funds are valued at their net asset value as reported on each business day. Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction. A security's value may be deemed unreliable if, for example, the Manager becomes aware of information or events occurring after the close of a foreign market that would materially affect that security's value.

GMO U.S. CORE FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------

      FUTURES CONTRACTS
      The Fund may purchase and sell futures contracts to manage its exposure to the financial markets. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. Upon entering into a futures contract, the Fund is required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. government and agency obligations in accordance with the initial margin requirements of the broker or exchange. In addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contracts. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is liquidated on the following business day. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Losses may arise from the changes in the value of the underlying instrument, if there is an illiquid secondary market for the contracts, or if counterparties do not perform under the contract terms. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. See Note 6 for all open futures contracts as of February 28, 2003.

      SWAP AGREEMENTS
      The Fund may enter into swap agreements to manage its exposure to the financial markets. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into total return swap agreements, which involve a commitment by one party in the agreement to pay interest in exchange for a market linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. The Fund may also enter into contracts for differences in which the Fund agrees with the counterparty that its return will be based on the relative performance of two different groups or "baskets" of securities, adjusted by an interest rate payment. To the extent that the relative performance of the two baskets of securities exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. In connection with these agreements, cash or securities may be set aside as collateral by the Fund's custodian in accordance with the terms of the swap agreement. The Fund earns interest on cash set aside as collateral. Swaps are marked to market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. These financial instruments are not actively traded on financial markets. The values assigned to these instruments are based upon the best available information and because of the uncertainty of the valuation, these values may differ significantly from the values that would have been realized had a

GMO U.S. CORE FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------
      ready market for these instruments existed, and the differences could be material. Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, or that there may be unfavorable changes in the price of the security or index underlying these transactions. As of February 28, 2003 the Fund held no open swap agreements.

      REPURCHASE AGREEMENTS
      The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Fund and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters insolvency proceedings, recovery of cash by the Fund may be delayed or limited.

      SECURITY LENDING
      The Fund may lend its securities to certain qualified brokers. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of loss with respect to the investment of the collateral, the risk of delay in recovery or loss of rights in the collateral should the borrower of the securities fail financially. The Fund receives compensation for lending its securities. At February 28, 2003, the Fund loaned securities having a market value of $81,620,895, collateralized by cash in the amount of $85,420,865, which was invested in short-term instruments.

      TAXES AND DISTRIBUTIONS
      The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary. Taxes on foreign dividend income are withheld in accordance with the applicable country's tax treaty with the United States.

GMO U.S. CORE FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------

      The Fund's policy is to declare and pay distributions from net investment income quarterly, and from net realized short-term and long-term capital gains at least annually. All distributions will be paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

      Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from U.S. GAAP. During the years ended February 28, 2002 and February 28, 2003, the tax basis of distributions paid from ordinary income were $38,534,333 and $34,603,528, respectively.

      As of February 28, 2003, the components of distributable earnings on a tax basis consists of $11,312,029 of undistributed ordinary income. The temporary differences between book and tax basis distributable earnings are primarily due to losses on wash sales.

      At February 28, 2003, the Fund had a capital loss carryforward available to offset future capital gains, if any, to the extent permitted by the Code, of $170,940,887 expiring in 2010 and $190,371,968 expiring in 2011.
      The Fund elected to defer to March 1, 2003 post-October losses of $104,178,933.

      The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 2003. This reclassification has no impact on net investent income, realized gain/loss or the net asset value of the Fund and is primarily attributable to differing treatments for the sale of partnership holdings and redemptions in kind transactions. Net losses resulting from redemption in kind transactions were $46,047.

            Accumulated        Accumulated
         Undistributed Net  Undistributed Net
         Investment Income    Realized Gain    Paid-in Capital
         -----------------  -----------------  ---------------
             $(138,684)         $324,862          $(186,178)

      Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

      SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
      Security transactions are accounted for on trade date. Dividend income, net of applicable foreign withholding taxes, is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and discounts. Non-cash dividends, if any, are recorded at the fair market value of the securities received. In determining the net gain or loss on

GMO U.S. CORE FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------
      securities sold, the cost of securities is determined on the identified cost basis. Dividends representing a return of capital are reflected as a reduction of cost, when the amount of the return of capital is conclusively determined.

      ALLOCATION OF OPERATING ACTIVITY
      The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds. Investment income, common expenses and realized and unrealized gains and losses are allocated pro-rata among the classes of shares of the Fund based on the relative net assets of each class. Shareholder service, 12b-1, and administration fees, which are directly attributable to a class of shares, are charged to that class' operations.

2.    FEES AND OTHER TRANSACTIONS WITH AFFILIATES

      GMO earns a management fee paid monthly at the annual rate of .33% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on the average daily net assets of each class at the annual rate of .22% for Class II shares, .15% for Class III shares, .105% for Class IV shares and .085% for Class V shares.

      The Fund pays GMO an administrative fee monthly at the annual rate of .20% of the average daily Class M net assets for support services provided to Class M shareholders.

      Fund Distributors, Inc. (the "Distributor") serves as the Fund's distributor. Pursuant to a Rule 12b-1 distribution plan adopted by the Fund, Class M shares of the Fund pay a fee, at the annual rate of .25% of average daily Class M net assets for any activities or expenses primarily intended to result in the sale of Class M shares of the Fund. This fee may be spent by the Distributor on personal services rendered to Class M shareholders of the Fund and/or maintenance of Class M shareholder accounts.

      GMO has entered into a binding agreement effective until at least
      June 30, 2003 to reimburse the Fund to the extent that the Fund's total annual operating expenses (excluding shareholder service fees (Class II, Class III, Class IV and Class V only), administrative fee (Class M only), 12b-1 fee (Class M only), fees and expenses of the independent Trustees of the Trust (including legal fees), brokerage commissions and other investment-related costs, hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes), securities lending fees and expenses, interest expense and transfer taxes) exceed the management fee.

GMO U.S. CORE FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------

      As of February 28, 2003, greater than 10% of the Fund's shares were held by accounts for which the Manager has investment discretion.

      The Fund's portion of the fee paid by the Trust to the independent Trustees during the year ended February 28, 2003 was $37,314. No remuneration is paid to any Trustee or officer who is affiliated with the Manager.

3.    PURCHASES AND SALES OF SECURITIES

      Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2003, aggregated $2,268,582,982 and $1,821,217,648 respectively.

      At February 28, 2003, the cost for U.S. federal income tax purposes and gross unrealized appreciation and depreciation in value of investments were as follows:

                         Gross Unrealized  Gross Unrealized  Net Unrealized
         Aggregate Cost    Appreciation      Depreciation     Depreciation
         --------------  ----------------  ----------------  --------------
         $2,936,316,435    $53,823,431      $(508,571,100)   $(454,747,669)

4.    PRINCIPAL SHAREHOLDER

      At February 28, 2003, 14.0% of the outstanding shares of the Fund were held by one shareholder. Investment activities of this shareholder may have a material effect on the Fund.

GMO U.S. CORE FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------

5.    SHARE TRANSACTIONS

      The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                                                Year Ended                  Year Ended
                                                            February 28, 2003           February 28, 2002
                                                        --------------------------  --------------------------
                                                          Shares        Amount        Shares        Amount
         Class II:                                      -----------  -------------  -----------  -------------
         Shares sold                                     13,418,875  $ 146,502,245    5,999,733  $  78,192,785
         Shares issued to shareholders
           in reinvestment of distributions                 158,481      1,717,067       84,554      1,110,236
         Shares repurchased                              (3,048,932)   (32,236,841)    (600,687)    (7,945,300)
                                                        -----------  -------------  -----------  -------------
         Net increase                                    10,528,424  $ 115,982,471    5,483,600  $  71,357,721
                                                        ===========  =============  ===========  =============

                                                                Year Ended                  Year Ended
                                                            February 28, 2003           February 28, 2002
                                                        --------------------------  --------------------------
                                                          Shares        Amount        Shares        Amount
         Class III:                                     -----------  -------------  -----------  -------------
         Shares sold                                     38,472,240  $ 437,495,310   14,080,984  $ 183,397,230
         Shares issued to shareholders
           in reinvestment of distributions               1,078,206     11,858,975    1,022,084     13,448,177
         Shares repurchased                             (27,621,256)  (306,163,441) (22,459,839)  (301,163,074)
                                                        -----------  -------------  -----------  -------------
         Net increase (decrease)                         11,929,190  $ 143,190,844   (7,356,771) $(104,317,667)
                                                        ===========  =============  ===========  =============

                                                                Year Ended                  Year Ended
                                                            February 28, 2003           February 28, 2002
                                                        --------------------------  --------------------------
                                                          Shares        Amount        Shares        Amount
         Class IV:                                      -----------  -------------  -----------  -------------
         Shares sold                                     30,894,720  $ 334,668,818   12,510,519  $ 150,062,926
         Shares issued to shareholders
           in reinvestment of distributions                 634,377      7,001,006      951,389     12,473,256
         Shares repurchased                             (42,856,570)  (467,800,441) (48,070,262)  (658,451,396)
                                                        -----------  -------------  -----------  -------------
         Net decrease                                   (11,327,473) $(126,130,617) (34,608,354) $(495,915,214)
                                                        ===========  =============  ===========  =============

GMO U.S. CORE FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------

                                                                                  Period from July 2, 2001
                                                                                      (commencement of
                                                               Year Ended                operations)
                                                           February 28, 2003      through February 28, 2002
                                                        ------------------------  -------------------------
                                                          Shares       Amount       Shares        Amount
         Class V:                                       -----------  -----------  -----------  ------------
         Shares sold                                      8,112,537  $84,103,316   34,374,438  $475,050,242
         Shares issued to shareholders
           in reinvestment of distributions                 519,722    5,681,255      371,986     4,873,176
         Shares repurchased                                (416,143)  (5,045,799)    (135,722)   (1,787,461)
                                                        -----------  -----------  -----------  ------------
         Net increase                                     8,216,116  $84,738,772   34,610,702  $478,135,957
                                                        ===========  ===========  ===========  ============

                                                     Period from April 15, 2002
                                                          (commencement of
                                                            operations)
                                                     through February 28, 2003
                                                    ----------------------------
                                                       Shares         Amount
         Class M:                                   ------------   -------------
         Shares sold                                 14,124,184    $150,489,047
         Shares issued to shareholders
           in reinvestment of distributions              35,653         370,335
         Shares repurchased                          (8,110,635)    (83,278,247)
                                                    -----------    ------------
         Net increase                                 6,049,202    $ 67,581,135
                                                    ===========    ============

6.    FINANCIAL INSTRUMENTS

      A summary of outstanding financial instruments at February 28, 2003 is as follows.

      FUTURES CONTRACTS

         Number of                                                            Contract    Net Unrealized
         Contracts                  Type                   Expiration Date     Value       Appreciation
         ---------  -------------------------------------  ---------------  ------------  --------------

           Buys
              61    S&P 500                                  March 2003     $12,823,725      $70,776
                                                                                             =======

      At February 28, 2003 the Fund had sufficient cash and/or securities to cover any commitments or margin requirements of the relevant broker or exchange.

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE TRUSTEES OF GMO TRUST AND THE SHAREHOLDERS OF
GMO U.S. CORE FUND

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO U.S. Core Fund (the "Fund") (a series of GMO Trust) at February 28, 2003, and the results of its operations, the changes in its net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 15, 2003

TRUSTEES AND OFFICERS (UNAUDITED)
The following tables list the Trust's Trustees and officers; their address and age; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information includes additional information about the Trust's trustees and is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

INDEPENDENT TRUSTEES:

                                                                                                   Number of
                                                                                                 Portfolios in
                                                        Term of              Principal               Fund
                                                     Office(1) and         Occupation(s)            Complex           Other
              Name, Address,         Position(s)       Length of            During Past            Overseen       Directorships
                 and Age           Held with Fund     Time Served           Five Years            by Trustee     Held by Trustee
         ------------------------  ---------------  ---------------  -------------------------  ---------------  ---------------
         Jay O. Light              Trustee of the   Since May 1996   Professor of Business            39              *(2)
         c/o GMO Trust             Trust                             Administration and Senior
         40 Rowes Wharf                                              Associate Dean, Harvard
         Boston, MA 02110                                            University.
         Age: 61

         Donald W. Glazer, Esq.    Trustee of the   Since December   Advisory Counsel, Goodwin        39         None
         c/o GMO Trust             Trust            2000             Procter LLP; Secretary
         40 Rowes Wharf                                              and Consultant,
         Boston, MA 02110                                            Provant, Inc. (provider
         Age: 58                                                     of performance
                                                                     improvement training
                                                                     services and products)
                                                                     (1998 - present);
                                                                     Consultant -- Business
                                                                     and Law.

1 Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.
2 Mr. Light is a director of Harvard Management Company, Inc. and Security Capital European Realty. Neither of these companies has a class of securities registered pursuant to Section 12 of the Securities Exchange Act or subject to the requirements of Section 15(d) of the Act and neither of these companies is a registered investment company.

INTERESTED TRUSTEES:

                                                                                                   Number of
                                                                                                 Portfolios in
                                                        Term of              Principal               Fund
                                                     Office(1) and         Occupation(s)            Complex           Other
              Name, Address,         Position(s)       Length of            During Past            Overseen       Directorships
                 and Age           Held with Fund     Time Served           Five Years            by Trustee     Held by Trustee
         ------------------------  ---------------  ---------------  -------------------------  ---------------  ---------------
         R. Jeremy Grantham(3)     Chairman of the  Since September  Member, Grantham, Mayo,          39              None
         c/o GMO Trust             Board of         1985. President  Van Otterloo & Co. LLC.
         40 Rowes Wharf            Trustees of the  from February
         Boston, MA 02110          Trust            2002 - October
         Age: 64                                    2002.

1 Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.
3 Trustee is deemed to be an "interested person" of the Trust and Grantham, Mayo, Van Otterloo & Co. LLC, as defined by the 1940 Act.

PRINCIPAL OFFICERS:

                                                                                                       Principal Occupation(s)
              Name, Address,                 Position(s)             Term of Office(4) and Length            During Past
                  and Age                   Held with Fund                  of Time Served                    Five Years
         -------------------------  ------------------------------  ------------------------------  ------------------------------
         Scott Eston                President and Chief Executive   President and Chief Executive   Chief Financial Officer
         c/o GMO Trust              Officer of the Trust            Officer since October 2002;     (1997 - present), Chief
         40 Rowes Wharf                                             Vice President from August      Operating Officer (2000 -
         Boston, MA 02110                                           1998 - October 2002.            present) and Member, Grantham,
         Age: 47                                                                                    Mayo, Van Otterloo & Co. LLC.

         Susan Randall Harbert      Chief Financial Officer and     Chief Financial Officer Since   Member, Grantham, Mayo, Van
         c/o GMO Trust              Treasurer of the Trust          February 2000; Treasurer since  Otterloo & Co. LLC.
         40 Rowes Wharf                                             February 1998.
         Boston, MA 02110
         Age: 45

         Brent Arvidson             Assistant Treasurer of the      Since September 1998.           Senior Fund Administrator,
         c/o GMO Trust              Trust                                                           Grantham, Mayo, Van
         40 Rowes Wharf                                                                             Otterloo & Co. LLC.
         Boston, MA 02110
         Age: 33

         William R. Royer, Esq.     Vice President and Clerk of     Vice President since February   General Counsel, Anti- Money
         c/o GMO Trust              the Trust                       1997; Clerk since March 2001;   Laundering Reporting Officer
         40 Rowes Wharf                                             May 1999 - August 1999.         (July 2002 - February 2003)
         Boston, MA 02110                                                                           and Member, Grantham, Mayo,
         Age: 37                                                                                    Van Otterloo & Co. LLC.

         Elaine M. Hartnett, Esq.   Vice President and Secretary    Vice President since August     Associate General Counsel,
         c/o GMO Trust              of the Trust                    1999; Secretary since March     Grantham, Mayo, Van
         40 Rowes Wharf                                             2001.                           Otterloo & Co. LLC (June
         Boston, MA 02110                                                                           1999 - present); Associate/
         Age: 58                                                                                    Junior Partner, Hale and Dorr
                                                                                                    LLP (1991 - 1999).

         Julie Perniola             Vice President and Anti- Money  Since February 2003.            Anti-Money Laundering
         c/o GMO Trust              Laundering Compliance Officer                                   Reporting Officer (February
         40 Rowes Wharf                                                                             2003 - present) and Compliance
         Boston, MA 02110                                                                           Officer, Grantham, Mayo, Van
         Age: 32                                                                                    Otterloo & Co. LLC.

4 Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

GMO U.S. SECTOR FUND
(A SERIES OF GMO TRUST)
ANNUAL REPORT
FEBRUARY 28, 2003

GMO U.S. SECTOR FUND
(A SERIES OF GMO TRUST)
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT

Day-to-day management of the Fund's portfolio is the responsibility of the Asset Allocation team at Grantham, Mayo, Van Otterloo & Co. LLC.

MANAGEMENT DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

The Class III shares of the GMO U.S. Sector Fund returned -16.8% for the fiscal year ended February 28, 2003, as compared to -22.7% for its S&P 500 benchmark, and -22.2% as compared to the Russell 3000 Index. The GMO U.S. Sector Fund currently invests in the GMO U.S. Core Fund, the GMO Small Cap Value Fund and the GMO Real Estate Fund.

The Fund's outperformance relative to the S&P 500 for the fiscal year was due to allocation in favor of small cap value stocks and Real Estate Investment Trusts (REITs). In another down year, both small cap value stocks and REITs again dominated all other market segments. The benchmark for the Small Cap Value Fund, the Russell 2500 Value Index, outperformed the S&P 500 by 6.1%. The positive impact of the decision to overweight Small Cap Value was augmented by the overweight in REITs, whose Morgan Stanley REIT Index benchmark had a positive return of 0.8% for the fiscal year, outperforming the S&P 500 by 23.5%.

Implementation within the Fund also added to performance as the U.S. Core Fund outperformed its benchmark by 1.1%. This outperformance was partly offset by the Real Estate Fund underperforming its benchmark by 3.0%.

OUTLOOK

Small cap value stocks remain attractively valued relative to the still over-priced S&P 500 and Russell 3000 Indexes. In the face of increased risk and somewhat less attractive valuations we have reduced the Fund's overweight to REITs. We expect the Fund to benefit from an ongoing recovery in the Small cap value and REIT sectors. Our style, which combines value and momentum disciplines, is well suited to the continued choppy, but value-driven market environment we anticipate.

THE VIEWS EXPRESSED HEREIN ARE EXCLUSIVELY THOSE OF GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC MANAGEMENT AS OF THE DATE OF THIS REPORT AND ARE SUBJECT TO CHANGE. THEY ARE NOT MEANT AS INVESTMENT ADVICE.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC


 COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
GMO U.S. SECTOR FUND CLASS III SHARES AND THE S&P 500 INDEX
                  AS OF FEBRUARY 28, 2003                    GMO U.S. SECTOR FUND  S&P 500 INDEX
2/28/93                                                                   $10,000        $10,000
3/31/93                                                                   $10,260        $10,211
6/30/93                                                                   $10,503        $10,261
9/30/93                                                                   $11,051        $10,526
12/31/93                                                                  $11,261        $10,770
3/31/94                                                                   $11,037        $10,361
6/30/94                                                                   $11,017        $10,405
9/30/94                                                                   $11,506        $10,914
12/31/94                                                                  $11,629        $10,912
3/31/95                                                                   $12,688        $11,974
6/30/95                                                                   $14,084        $13,118
9/30/95                                                                   $15,611        $14,160
12/31/95                                                                  $16,650        $15,012
3/31/96                                                                   $17,228        $15,818
6/30/96                                                                   $17,816        $16,528
9/30/96                                                                   $18,311        $17,039
12/31/96                                                                  $19,686        $18,459
3/31/97                                                                   $20,131        $18,954
6/30/97                                                                   $22,588        $22,263
9/30/97                                                                   $25,238        $23,931
12/31/97                                                                  $25,324        $24,618
3/31/98                                                                   $27,966        $28,052
6/30/98                                                                   $27,841        $28,978
9/30/98                                                                   $24,354        $26,096
12/31/98                                                                  $28,272        $31,654
3/31/99                                                                   $28,332        $33,231
6/30/99                                                                   $31,022        $35,573
9/30/99                                                                   $28,750        $33,351
12/31/99                                                                  $32,318        $38,314
3/31/2000                                                                 $33,768        $39,192
6/30/2000                                                                 $33,120        $38,151
9/30/2000                                                                 $35,160        $37,782
12/31/2000                                                                $35,498        $34,826
3/31/2001                                                                 $34,213        $30,697
6/30/2001                                                                 $37,459        $32,493
9/30/2001                                                                 $34,110        $27,724
12/31/2001                                                                $38,078        $30,686
3/31/2002                                                                 $39,748        $30,771
6/30/2002                                                                 $37,242        $26,648
9/30/2002                                                                 $31,084        $22,045
12/31/2002                                                                $33,036        $23,905
2/28/2003                                                                 $31,572        $22,929


AVERAGE ANNUAL TOTAL RETURN  1 YEAR   5 YEARS   10 YEARS
Class III                    -16.79%     3.31%    12.18%

Performance shown is net of all fees after reimbursement from the manager. Returns and net asset values of fund investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. Past performance is not indicative of future performance. Information is unaudited.

GMO U.S. SECTOR FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2003

   SHARES/
PAR VALUE ($)  DESCRIPTION                                                VALUE ($)
-------------------------------------------------------------------------------------
               MUTUAL FUNDS -- 100.0%
      128,973  GMO Real Estate Fund, Class III                              1,352,922
      358,038  GMO Small Cap Value Fund, Class III                          3,512,349
      829,874  GMO U.S. Core Fund, Class III                                8,282,138
                                                                        -------------
               TOTAL MUTUAL FUNDS (COST $15,428,803)                       13,147,409
                                                                        -------------
               SHORT-TERM INVESTMENTS -- 0.1%
               REPURCHASE AGREEMENT -- 0.1%
$       7,840  Salomon Smith Barney Inc. Repurchase Agreement, dated
               2/28/03, due 3/03/03, with a maturity value of $7,840
               and an effective yield of 0.36%, collateralized by a
               U.S. Treasury Obligation with a rate of 3.625%,
               maturity date of 3/31/04 and market value, including
               accrued interest of $8,434.                                      7,840
                                                                        -------------

               TOTAL SHORT-TERM INVESTMENTS (COST $7,840)                       7,840
                                                                        -------------
               TOTAL INVESTMENTS -- 100.1%
               (Cost $15,436,643)                                          13,155,249

               Other Assets and Liabilities (net) -- (0.1%)                   (10,917)
                                                                        -------------
               TOTAL NET ASSETS -- 100.0%                               $  13,144,332
                                                                        =============

              See accompanying notes to the financial statements.              1

GMO U.S. SECTOR FUND
(A SERIES OF GMO TRUST)
STATEMENT OF ASSETS AND LIABILITIES -- FEBRUARY 28, 2003
--------------------------------------------------------------------------------

ASSETS:
   Investments, at value (cost $15,436,643) (Note 1)          $13,155,249
   Receivable for expenses reimbursed by Manager (Note 2)           8,739
                                                              -----------

      Total assets                                             13,163,988
                                                              -----------

LIABILITIES:
   Payable to affiliate for (Note 2):
      Management fee                                                3,332
      Shareholder service fee                                       1,515
   Accrued expenses                                                14,809
                                                              -----------

      Total liabilities                                            19,656
                                                              -----------
NET ASSETS                                                    $13,144,332
                                                              ===========

NET ASSETS CONSIST OF:
   Paid-in capital                                            $14,937,408
   Accumulated undistributed net investment income                133,406
   Accumulated net realized gain                                  354,912
   Net unrealized depreciation                                 (2,281,394)
                                                              -----------
                                                              $13,144,332
                                                              ===========

NET ASSETS ATTRIBUTABLE TO:
   Class III shares                                           $13,144,332
                                                              ===========

SHARES OUTSTANDING:
   Class III                                                    2,903,487
                                                              ===========

NET ASSET VALUE PER SHARE:
   Class III                                                  $      4.53
                                                              ===========

2             See accompanying notes to the financial statements.

GMO U.S. SECTOR FUND
(A SERIES OF GMO TRUST)
STATEMENT OF OPERATIONS -- YEAR ENDED FEBRUARY 28, 2003
--------------------------------------------------------------------------------

INVESTMENT INCOME:
   Dividends from investment company shares                   $   127,119
   Interest                                                         1,228
                                                              -----------

      Total income                                                128,347
                                                              -----------
EXPENSES:
   Management fee (Note 2)                                         21,756
   Audit fees                                                      19,031
   Registration fees                                                4,466
   Custodian and transfer agent fees                                2,107
   Trustees fees and related expenses (Note 2)                      1,106
   Legal fees                                                          22
   Miscellaneous                                                      824
   Fees reimbursed by Manager (Note 2)                            (26,428)
                                                              -----------
                                                                   22,884
   Indirectly incurred fees waived or borne by Manager (Note
    2)                                                            (21,754)
                                                              -----------
                                                                    1,130
                                                              -----------
   Shareholder service fee (Note 2) -- Class III                    9,889
   Shareholder service fee waived (Note 2) -- Class III            (9,882)
                                                              -----------
                                                                        7
                                                              -----------
      Net expenses                                                  1,137
                                                              -----------

            Net investment income                                 127,210
                                                              -----------

REALIZED AND UNREALIZED GAIN (LOSS):
   Net realized gain (loss) on:
      Investments                                                 (67,992)
      Realized gains distributions from investment company
      shares                                                      599,610
                                                              -----------

         Net realized gain on investments                         531,618
                                                              -----------

   Change in net unrealized appreciation (depreciation) on
    investments                                                (2,256,923)
                                                              -----------

      Net realized and unrealized loss                         (1,725,305)
                                                              -----------

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS          $(1,598,095)
                                                              ===========

              See accompanying notes to the financial statements.              3

GMO U.S. SECTOR FUND
(A SERIES OF GMO TRUST)
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                            YEAR ENDED         YEAR ENDED
                                                         FEBRUARY 28, 2003  FEBRUARY 28, 2002
                                                         -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
   Net investment income                                    $   127,210         $  5,225
   Net realized gain                                            531,618           18,064
   Change in net unrealized appreciation (depreciation)      (2,256,923)           1,196
                                                            -----------         --------

   Net increase (decrease) in net assets from
    operations                                               (1,598,095)          24,485
                                                            -----------         --------

Distributions to shareholders from:
   Net investment income
      Class III                                                  (6,056)          (7,677)
                                                            -----------         --------
      Total distributions from net investment income             (6,056)          (7,677)
                                                            -----------         --------
   Net share transactions (Note 5):
      Class III                                              14,478,433               --
                                                            -----------         --------
   Increase in net assets resulting from net share
    transactions                                             14,478,433               --
                                                            -----------         --------

      Total increase in net assets                           12,874,282           16,808
NET ASSETS:
   Beginning of period                                          270,050          253,242
                                                            -----------         --------
   End of period (including accumulated undistributed
    net investment income of $133,406 and $5,527,
    respectively)                                           $13,144,332         $270,050
                                                            ===========         ========

4             See accompanying notes to the financial statements.

GMO U.S. SECTOR FUND
(A SERIES OF GMO TRUST)
FINANCIAL HIGHLIGHTS
(FOR A CLASS III SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------

                                                            YEAR ENDED FEBRUARY 28/29,
                                          --------------------------------------------------------------
                                             2003             2002           2001      2000      1999
                                          -----------      ----------      --------  --------  ---------
NET ASSET VALUE, BEGINNING OF PERIOD        $  5.45          $ 5.11         $ 4.84    $ 4.63    $  8.53
                                            -------          ------         ------    ------    -------

Income from investment operations:
   Net investment income(a)+                   0.09            0.11           0.14      0.09       0.10
   Net realized and unrealized gain
     (loss)                                   (1.00)           0.39           0.35      0.54       0.27
                                            -------          ------         ------    ------    -------

      Total from investment operations        (0.91)           0.50           0.49      0.63       0.37
                                            -------          ------         ------    ------    -------

Less distributions to shareholders:
   From net investment income                 (0.01)          (0.16)         (0.17)    (0.23)     (0.25)
   From net realized gains                       --              --          (0.05)    (0.19)     (4.02)
                                            -------          ------         ------    ------    -------

      Total distributions                     (0.01)          (0.16)         (0.22)    (0.42)     (4.27)
                                            -------          ------         ------    ------    -------
NET ASSET VALUE, END OF PERIOD              $  4.53          $ 5.45         $ 5.11    $ 4.84    $  4.63
                                            =======          ======         ======    ======    =======
TOTAL RETURN(b)                              (16.79)%          9.80%         10.14%    13.35%      3.13%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)        $13,144          $  270         $  253    $1,602    $16,830
   Net expenses to average daily net
     assets                                    0.02%(d)        0.00%(c)       0.00%     0.00%      0.00%
   Net investment income to average
     daily net assets(a)                       1.93%           1.99%          2.71%     1.85%      1.51%
   Portfolio turnover rate                       24%              2%            35%       22%        16%
   Fees and expenses reimbursed by the
     Manager to average daily net
     assets:                                   0.88%           8.97%          3.05%     0.52%      0.57%

(a) Recognition of net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(b) The total returns would have been lower had certain expenses not been reimbursed during the periods shown.
(c)  Net expenses were less than 0.01%.
(d) Net expenses exclude expenses incurred indirectly through investments in underlying funds. (See Note 1)
+    Computed using average shares outstanding throughout the period.

              See accompanying notes to the financial statements.              5

GMO U.S. SECTOR FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS
FEBRUARY 28, 2003
--------------------------------------------------------------------------------

1.    SIGNIFICANT ACCOUNTING POLICIES

      GMO U.S. Sector Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts Business Trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees to create an unlimited number of series ("Funds"), each of which issues a separate series of shares, and to subdivide a series of shares into classes.

      The Fund operates as a "fund-of-funds" in that, pursuant to management provided by the Manager, it makes investments in other funds of the Trust ("underlying funds"). The Fund seeks total return greater than that of the S&P 500 Index through investment in common stocks, either directly or through investment in Class III shares of other Funds of the Trust. The financial statements of the underlying funds should be read in conjunction with the Fund's financial statements.

      The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      PORTFOLIO VALUATION
      Shares of underlying funds are valued at their net asset value as reported on each business day. Portfolio securities listed on a securities exchange for which market quotations are readily available are valued at the last quoted sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair value. Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction. A security's value may be deemed unreliable if, for example, the Manager becomes aware of information or events occurring after the close of a foreign market that would materially affect that security's value.

      REPURCHASE AGREEMENTS
      The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes

GMO U.S. SECTOR FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------
      possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Fund and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters insolvency proceedings, recovery of cash by the Fund may be delayed or limited.

      TAXES AND DISTRIBUTIONS
      The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary. Taxes on foreign dividend income are withheld in accordance with the applicable country's tax treaty with the United States.

      The Fund's policy is to declare and pay distributions from net investment income semi-annually, and from net realized short-term and long-term capital gains at least annually. All distributions will be paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

      Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from U.S. GAAP. For the years ended February 28, 2002 and February 28, 2003, the tax basis of distributions paid from ordinary income were $7,677 and $6,056, respectively.

      As of February 28, 2003, the components of distributable earnings on a tax basis consisted of $133,406 and $553,465 of undistributed ordinary income and undistributed long-term capital gains, respectively. The temporary differences between book and tax basis distributable earnings are primarily due to losses on wash sale transactions.

      At February 28, 2003, the Fund had a capital loss carryforward available to offset future capital gains, if any, to the extent permitted by the Code, of $55,779 and $97,318 expiring in 2009 and 2011, respectively.

      The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 2003. This reclassification has no impact on net investment income, realized gain/loss or the net asset value of

GMO U.S. SECTOR FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------
      the Fund and is primarily attributable to certain differences in the computation of distributable income and capital gains under U.S. federal tax rules versus U.S. GAAP. The financial highlights exclude these adjustments.

            Accumulated        Accumulated
         Undistributed Net  Undistributed Net
         Investment Income    Realized Gain
         -----------------  -----------------
              $6,725             $(6,725)

      Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

      SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
      Security transactions are accounted for on trade date. Income dividends and capital gain distributions from underlying funds are recorded on the ex-dividend date. Dividend income is recorded on the ex-dividend date. Non cash dividends, if any, are recorded at the fair market value of the securities received. Interest income is recorded on the accrual basis. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis. Dividends representing a return of capital are reflected as a reduction of cost.

      EXPENSES
      The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds. In addition, the Fund will also incur certain fees and expenses indirectly as a shareholder in the underlying funds. Because the underlying funds have varied expense and fee levels and the Fund may own different proportions of underlying funds at different times, the amount of fees and expenses indirectly incurred by the Fund will vary. (See Note 2.)

2.    FEES AND OTHER TRANSACTIONS WITH AFFILIATES

      GMO earns a management fee paid monthly at the annual rate of .33% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on average daily net assets at the annual rate of .15% for Class III shares. The Fund will invest in Class III shares of each underlying fund being offered. Like the management fee (as described below), the shareholder service fee will be waived (but not below zero) to the extent of the indirect shareholder service fees

GMO U.S. SECTOR FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------
      paid in connection with the Fund's investment in shares of underlying Funds. For the year ended February 28, 2003, the shareholder service fees incurred indirectly by the Fund were .15% of the Fund's average daily net assets.

      GMO has entered into a binding agreement effective until June 30, 2003 to reimburse the Fund to the extent that the Fund's total annual operating expenses (excluding shareholder service fees, and the following expenses: fees and expenses of the independent trustees of the Trust (including legal fees), brokerage commissions and other investment-related costs, hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes), securities lending fees and expenses, interest expenses and transfer taxes ("fund expenses")) plus the amount of fees and expenses, excluding shareholder service fees, and fund expenses (as defined above), incurred indirectly by the Fund through investment in underlying Funds exceed the management fee. Because GMO will not reimburse expenses incurred indirectly to the extent they exceed .33%, and because the amount of fees and expenses incurred indirectly by the Fund will vary, the operating expenses (excluding shareholder service fees and fund expenses) and investment-related expenses incurred indirectly by the Fund through investment in underlying Funds may exceed .33% of the Fund's average daily net assets. For the year ended February 28, 2003, operating expenses (excluding shareholder service fees) incurred indirectly by the Fund were .37% of the Fund's average daily net assets, and indirect investment-related expenses (including, but not limited to, interest expense, foreign audit expense, and investment-related legal expense) incurred by the fund were less than .001% of the Fund's average daily net assets.

      The Fund's portion of the fee paid by the Trust to the unaffiliated Trustees during the year ended February 28, 2003 was $1,106. No remuneration is paid to any Trustee or officer who is affiliated with the Manager.

3.    PURCHASES AND SALES OF SECURITIES

      Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2003, aggregated $16,817,761 and $1,577,341, respectively.

      At February 28, 2003, the cost for U.S. federal income tax purposes and gross unrealized appreciation and depreciation in value of investments were as follows:

                         Gross Unrealized  Gross Unrealized  Net Unrealized
         Aggregate Cost    Appreciation      Depreciation     Depreciation
         --------------  ----------------  ----------------  --------------
          $15,482,099          $--           $(2,326,850)     $(2,326,850)

GMO U.S. SECTOR FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------

4.    PRINCIPAL SHAREHOLDER

      At February 28, 2003, 98.3% of the outstanding shares of the Fund were held by four shareholders, each holding in excess of 10% of the Fund's outstanding shares. Investment activities of these shareholders may have a material effect on the Fund.

5.    SHARE TRANSACTIONS

      The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                                              Year Ended             Year Ended
                                                           February 28, 2003      February 28, 2002
                                                        -----------------------  -------------------
                                                          Shares      Amount       Shares     Amount
         Class III:                                     ----------  -----------  -----------  ------
         Shares sold                                     2,852,744  $14,472,377           --   $--
         Shares issued to shareholders
           in reinvestment of distributions                  1,214        6,056           --    --
         Shares repurchased                                     --           --           --    --
                                                        ----------  -----------  -----------   ---
         Net increase                                    2,853,958  $14,478,433           --   $--
                                                        ==========  ===========  ===========   ===

6.    SUBSEQUENT EVENT

      Effective the close of business on February 28, 2003, the Fund's benchmark changed from the S&P 500 Index to the Russell 3000 Index.

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE TRUSTEES OF GMO TRUST AND THE SHAREHOLDERS OF
GMO U.S. SECTOR FUND

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO U.S. Sector Fund (the "Fund") (a series of GMO Trust) at February 28, 2003, and the results of its operations, the changes in its net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 15, 2003

TRUSTEES AND OFFICERS (UNAUDITED)
The following tables list the Trust's Trustees and officers; their address and age; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information includes additional information about the Trust's trustees and is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

INDEPENDENT TRUSTEES:

                                                                                                   Number of
                                                                                                 Portfolios in
                                                        Term of              Principal               Fund
                                                     Office(1) and         Occupation(s)            Complex           Other
              Name, Address,         Position(s)       Length of            During Past            Overseen       Directorships
                 and Age           Held with Fund     Time Served           Five Years            by Trustee     Held by Trustee
         ------------------------  ---------------  ---------------  -------------------------  ---------------  ---------------
         Jay O. Light              Trustee of the   Since May 1996   Professor of Business            39              *(2)
         c/o GMO Trust             Trust                             Administration and Senior
         40 Rowes Wharf                                              Associate Dean, Harvard
         Boston, MA 02110                                            University.
         Age: 61

         Donald W. Glazer, Esq.    Trustee of the   Since December   Advisory Counsel, Goodwin        39              None
         c/o GMO Trust             Trust            2000             Procter LLP; Secretary
         40 Rowes Wharf                                              and Consultant,
         Boston, MA 02110                                            Provant, Inc. (provider
         Age: 58                                                     of performance
                                                                     improvement training
                                                                     services and products)
                                                                     (1998 - present);
                                                                     Consultant -- Business
                                                                     and Law.

1 Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.
2 Mr. Light is a director of Harvard Management Company, Inc. and Security Capital European Realty. Neither of these companies has a class of securities registered pursuant to Section 12 of the Securities Exchange Act or subject to the requirements of Section 15(d) of the Act and neither of these companies is a registered investment company.

INTERESTED TRUSTEES:

                                                                                                   Number of
                                                                                                 Portfolios in
                                                        Term of              Principal               Fund
                                                     Office(1) and         Occupation(s)            Complex           Other
              Name, Address,         Position(s)       Length of            During Past            Overseen       Directorships
                 and Age           Held with Fund     Time Served           Five Years            by Trustee     Held by Trustee
         ------------------------  ---------------  ---------------  -------------------------  ---------------  ---------------

         R. Jeremy Grantham(3)     Chairman of the  Since September  Member, Grantham, Mayo,          39              None
         c/o GMO Trust             Board of         1985. President  Van Otterloo & Co. LLC.
         40 Rowes Wharf            Trustees of the  from February
         Boston, MA 02110          Trust            2002 - October
         Age: 64                                    2002.

1 Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.
3 Trustee is deemed to be an "interested person" of the Trust and Grantham, Mayo, Van Otterloo & Co. LLC, as defined by the 1940 Act.

PRINCIPAL OFFICERS:

                                                                   Term of Office(4)            Principal Occupation(s)
       Name, Address,                 Position(s)                    and Length of                    During Past
           and Age                   Held with Fund                   Time Served                      Five Years
  -------------------------  ------------------------------  ------------------------------  ------------------------------

  Scott Eston                President and Chief Executive   President and Chief Executive   Chief Financial Officer (1997
  c/o GMO Trust              Officer of the Trust            Officer since October 2002;     - present), Chief Operating
  40 Rowes Wharf                                             Vice President from August      Officer (2000 - present) and
  Boston, MA 02110                                           1998 - October 2002.            Member, Grantham, Mayo, Van
  Age: 47                                                                                    Otterloo & Co. LLC.

  Susan Randall Harbert      Chief Financial Officer and     Chief Financial Officer Since   Member, Grantham, Mayo, Van
  c/o GMO Trust              Treasurer of the Trust          February 2000; Treasurer since  Otterloo & Co. LLC.
  40 Rowes Wharf                                             February 1998.
  Boston, MA 02110
  Age: 45

  Brent Arvidson             Assistant Treasurer of the      Since September 1998.           Senior Fund Administrator,
  c/o GMO Trust              Trust                                                           Grantham, Mayo, Van
  40 Rowes Wharf                                                                             Otterloo & Co. LLC.
  Boston, MA 02110
  Age: 33

  William R. Royer, Esq.     Vice President and Clerk of     Vice President since February   General Counsel, Anti- Money
  c/o GMO Trust              the Trust                       1997; Clerk since March 2001;   Laundering Reporting Officer
  40 Rowes Wharf                                             May 1999 - August 1999.         (July 2002 - February 2003)
  Boston, MA 02110                                                                           and Member, Grantham, Mayo,
  Age: 37                                                                                    Van Otterloo & Co. LLC.

  Elaine M. Hartnett, Esq.   Vice President and Secretary    Vice President since August     Associate General Counsel,
  c/o GMO Trust              of the Trust                    1999; Secretary since March     Grantham, Mayo, Van
  40 Rowes Wharf                                             2001.                           Otterloo & Co. LLC (June
  Boston, MA 02110                                                                           1999 - present); Associate/
  Age: 58                                                                                    Junior Partner, Hale and Dorr
                                                                                             LLP (1991 - 1999).

  Julie Perniola             Vice President and Anti- Money  Since February 2003.            Anti-Money Laundering
  c/o GMO Trust              Laundering Compliance Officer                                   Reporting Officer (February
  40 Rowes Wharf                                                                             2003 - present) and Compliance
  Boston, MA 02110                                                                           Officer, Grantham, Mayo, Van
  Age: 32                                                                                    Otterloo & Co. LLC.

4 Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

GMO VALUE FUND
(A SERIES OF GMO TRUST)
ANNUAL REPORT
FEBRUARY 28, 2003

GMO VALUE FUND
(A SERIES OF GMO TRUST)
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT

Day-to-day management of the Fund's portfolio is the responsibility of the U.S. Active Division at Grantham, Mayo, Van Otterloo & Co. LLC.

MANAGEMENT DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

The Class III shares of the GMO Value Fund returned -22.3% for the fiscal year ending February 28, 2003, trailing the Russell 1000 Value Index return of -19.3%. The Value Fund outperformed the S&P 500 return of -22.7% during the period.

The Fund utilizes fundamental investment principals and quantitative models to identify an attractively valued universe of investable companies. For the period, the Fund's models produced an investment universe with uncharacteristically poor returns, lagging the Russell 1000 Value Index return by 8.7%. While our fundamental decisions significantly added to the models' base return, we were unable to compensate for the negative alpha generated by the models.

Sector selection added 2.2% to returns. Our underweight positions in the auto and transportation, consumer discretionary, and utilities sectors all added value, as did our overweight positions in consumer staples, financial services, and healthcare. The only sector weighting to detract from returns was our slight overweight in technology shares.

Stock selection subtracted 5.2% from total returns. In particular, our stock selection within the utility sector negatively impacted returns by 4.6%. Our three worst relative contributors -- TXU Corp., Qwest Communications, and Xcel Energy -- came from the sector. Rapidly deteriorating fundamentals, liquidity concerns, and corporate governance issues afflicted all three companies during the year. On the positive side, Occidental Petroleum benefited from rising commodity prices and growing recognition of its transformation into a pure exploration and production energy company. Sealed Air inked a deal to limit its asbestos exposure, causing the stock to more than double in the second half of the year. Our third best performing stock was Fox Entertainment, which delivered strong results in both filmed entertainment and network operations.

OUTLOOK

The U.S. market faces an intimidating gauntlet of hazards, both real and perceived. Excessive valuations do not present the same headwind for the market as in the recent past, but despite three years of contraction, the market's overall valuation can only be charitably described as "fair" when placed in historical context. Anemic economic growth with continuing disinflation has spawned ominous comparisons to the economic fate of Japan; neither of these two factors engenders much confidence in the outlook for corporate profits. New revelations in the corporate crime wave seem to have abated somewhat, but the damage to investor confidence remains unrepaired. Add to the mix a geopolitical landscape riddled with uncertainty, and the market's proverbial wall of worry seems convincingly insurmountable.

GMO VALUE FUND
(A SERIES OF GMO TRUST)
--------------------------------------------------------------------------------

Perhaps therein lies the opportunity; in our minds, the more likely outcome is not at the extremes but somewhere in the middle. The market is obsessed with negative outcomes, and while we certainly do not discount the potential impact of any one of these threats, we do discount the probability that all of them occur. After three grinding years of negative returns, the market is far more pessimistic than it was when the decline began, and the contrarian in us finds this reversal intriguing and potentially investable.

The tug-of-war regarding the overall market's prospects is interesting, but more importantly, we are increasingly confident about our portfolio. The high volatility we have witnessed over the past few years, not just in broader averages but also individual issues, has enabled us to assemble a portfolio of high-quality, franchise names selling at significant discounts to fair value. As we survey the investable universe and the broader market as a whole, we are increasingly confident we have an "all-weather" portfolio that can prosper in any environment, rain or shine.

THE VIEWS EXPRESSED HEREIN ARE EXCLUSIVELY THOSE OF GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC MANAGEMENT AS OF THE DATE OF THIS REPORT AND ARE SUBJECT TO CHANGE. THEY ARE NOT MEANT AS INVESTMENT ADVICE.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC


COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
        GMO VALUE FUND CLASS III SHARES AND THE
                RUSSELL 1000 VALUE INDEX
                AS OF FEBRUARY 28, 2003                   GMO VALUE FUND  RUSSELL 1000 VALUE INDEX
2/28/93                                                          $10,000                   $10,000
3/31/93                                                          $10,170                   $10,295
6/30/93                                                          $10,506                   $10,597
9/30/93                                                          $10,869                   $11,120
12/31/93                                                         $11,235                   $11,087
3/31/94                                                          $10,799                   $10,698
6/30/94                                                          $10,749                   $10,765
9/30/94                                                          $11,275                   $11,041
12/31/94                                                         $11,304                   $10,868
3/31/95                                                          $12,436                   $11,902
6/30/95                                                          $13,607                   $12,968
9/30/95                                                          $14,754                   $14,101
12/31/95                                                         $15,620                   $15,037
3/31/96                                                          $16,562                   $15,888
6/30/96                                                          $17,027                   $16,162
9/30/96                                                          $17,126                   $16,632
12/31/96                                                         $18,858                   $18,291
3/31/97                                                          $18,978                   $18,760
6/30/97                                                          $21,773                   $21,525
9/30/97                                                          $24,193                   $23,669
12/31/97                                                         $24,594                   $24,727
3/31/98                                                          $27,345                   $27,609
6/30/98                                                          $27,330                   $27,733
9/30/98                                                          $24,353                   $24,520
12/31/98                                                         $27,461                   $28,591
3/31/99                                                          $27,333                   $29,001
6/30/99                                                          $30,644                   $32,271
9/30/99                                                          $27,493                   $29,110
12/31/99                                                         $28,201                   $30,692
3/31/2000                                                        $27,436                   $30,838
6/30/2000                                                        $27,390                   $29,393
9/30/2000                                                        $29,135                   $31,705
12/31/2000                                                       $31,209                   $32,845
3/31/2001                                                        $31,616                   $30,921
6/30/2001                                                        $33,027                   $32,430
9/30/2001                                                        $30,651                   $28,880
12/31/2001                                                       $32,099                   $31,009
3/31/2002                                                        $31,992                   $32,277
6/30/2002                                                        $29,179                   $29,528
9/30/2002                                                        $23,523                   $23,985
12/31/2002                                                       $25,473                   $26,195
2/28/2003                                                        $24,282                   $24,880

AVERAGE ANNUAL TOTAL RETURN
                                                         SINCE
                             1 YEAR   5 YEAR  10 YEAR  INCEPTION
Class III                    -22.29%  -1.44%    9.28%        n/a
                                                       1/10/2002
Class M                      -22.56%     n/a      n/a    -22.05%

Performance shown is net of all fees after reimbursement from the manager. Returns and net asset values of fund investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. Performance for Class M shares may vary due to different fees. Past performance is not indicative of future performance. Information is unaudited.

GMO VALUE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2003

   SHARES      DESCRIPTION                                                VALUE ($)
-------------------------------------------------------------------------------------
               COMMON STOCKS -- 97.3%
               AUTO & TRANSPORTATION -- 1.7%
       36,900  General Motors Corp                                          1,246,113
       29,300  Union Pacific Corp                                           1,617,067
                                                                        -------------
                                                                            2,863,180
                                                                        -------------
               CONSUMER DISCRETIONARY -- 5.3%
       38,800  Carnival Corp                                                  891,236
       40,500  Cendant Corp*                                                  498,555
       99,600  Federated Department Stores Inc*                             2,539,800
       64,600  Fox Entertainment Group Inc, Class A*                        1,726,758
       20,200  Home Depot Inc                                                 473,690
       27,100  Jones Apparel Group Inc*                                       768,556
       14,500  Omnicom Group                                                  768,210
       38,600  Viacom Inc, Class B*                                         1,433,218
                                                                        -------------
                                                                            9,100,023
                                                                        -------------
               CONSUMER STAPLES -- 8.5%
      139,100  Altria Group Inc                                             5,376,215
       20,300  Constellation Brands Inc, Class A*                             499,989
      123,000  CVS Corp                                                     3,062,700
       13,700  Dean Foods Co*                                                 577,729
       85,700  Kraft Foods Inc                                              2,537,577
       33,300  Kroger Co*                                                     440,226
       63,600  PepsiAmericas Inc                                              777,192
       43,100  Safeway Inc*                                                   857,259
       41,900  Tyson Foods Inc, Class A                                       385,480
                                                                        -------------
                                                                           14,514,367
                                                                        -------------
               FINANCIAL SERVICES -- 33.6%
       90,200  ACE Ltd                                                      2,499,442
      117,800  Allstate Corp                                                3,726,014
       57,400  Bank of America Corp                                         3,974,376
       23,100  Bear Stearns Cos Inc                                         1,446,984
      105,800  Citigroup Inc                                                3,527,372
       25,200  Compass Bankshares Inc                                         801,864
       54,900  Equity Office Properties Trust                               1,346,697
       53,600  Equity Residential Properties Trust                          1,301,408
       87,500  Fannie Mae                                                   5,608,750

              See accompanying notes to the financial statements.              1

GMO VALUE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2003

   SHARES      DESCRIPTION                                                VALUE ($)
-------------------------------------------------------------------------------------
               FINANCIAL SERVICES -- CONTINUED
      103,900  FleetBoston Financial Corp                                   2,551,784
       45,300  Freddie Mac                                                  2,475,645
       20,000  Greenpoint Financial Corp                                      849,600
      136,900  J.P. Morgan Chase & Co                                       3,104,892
       57,900  Merrill Lynch & Co Inc                                       1,973,232
       54,200  Morgan Stanley                                               1,997,270
       39,500  Simon Property Group Inc, REIT                               1,368,280
      230,400  Sovereign Bancorp Inc                                        3,128,832
      245,652  Travelers Property Casualty Corp, Class A                    3,844,454
       70,200  US Bancorp                                                   1,468,584
       89,200  Wachovia Corp                                                3,164,816
       74,650  Washington Mutual Inc                                        2,577,664
      136,500  Willis Group Holdings Ltd*                                   3,419,325
       31,200  Wilmington Trust Corp                                          886,080
                                                                        -------------
                                                                           57,043,365
                                                                        -------------
               HEALTH CARE -- 11.0%
       34,497  Aetna Inc                                                    1,453,014
       31,200  Anthem Inc*                                                  1,859,832
      146,600  Bristol Myers Squibb Co                                      3,415,780
       51,700  Merck & Co Inc                                               2,727,175
      237,100  Pfizer Inc                                                   7,070,322
      118,100  Schering Plough Corp                                         2,128,162
                                                                        -------------
                                                                           18,654,285
                                                                        -------------
               INTEGRATED OILS -- 8.3%
      127,615  ConocoPhillips                                               6,470,081
       12,500  Exxon Mobil Corp                                               425,250
      238,800  Occidental Petroleum Corp                                    7,140,120
                                                                        -------------
                                                                           14,035,451
                                                                        -------------
               MATERIALS & PROCESSING -- 4.5%
       72,000  Cabot Corp                                                   1,576,800
       64,900  Engelhard Corp                                               1,346,675
       99,900  Hercules Inc*                                                  802,197
      135,600  Olin Corp                                                    2,237,400
       48,600  Sealed Air Corp*                                             1,762,722
                                                                        -------------
                                                                            7,725,794
                                                                        -------------

              See accompanying notes to the financial statements.
2

GMO VALUE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2003

   SHARES/
PAR VALUE ($)  DESCRIPTION                                                VALUE ($)
-------------------------------------------------------------------------------------
               OTHER -- 1.5%
      110,300  Honeywell International Inc                                  2,524,767
                                                                        -------------
               OTHER ENERGY -- 3.1%
       50,600  Anadarko Petroleum Corp                                      2,331,648
       73,400  Valero Energy Corp                                           2,863,334
                                                                        -------------
                                                                            5,194,982
                                                                        -------------
               PRODUCER DURABLES -- 3.2%
       58,100  Centex Corp                                                  3,211,768
       44,450  DR Horton Inc                                                  813,879
       15,400  Lennar Corp                                                    831,446
       16,900  Pitney Bowes Inc                                               524,576
                                                                        -------------
                                                                            5,381,669
                                                                        -------------
               TECHNOLOGY -- 5.8%
      122,800  Hewlett-Packard Co                                           1,946,380
       53,400  Intel Corp                                                     921,684
      302,200  Oracle Corp*                                                 3,614,312
      127,400  Raytheon Co                                                  3,449,992
                                                                        -------------
                                                                            9,932,368
                                                                        -------------
               UTILITIES -- 10.8%
      225,200  Bellsouth Corp                                               4,880,084
       91,200  NiSource Inc                                                 1,544,928
       47,900  Questar Corp                                                 1,335,452
      251,100  Qwest Communications International Inc*                        898,938
      131,500  SBC Communications Inc                                       2,735,200
      199,100  Verizon Communications Inc                                   6,884,878
                                                                        -------------
                                                                           18,279,480
                                                                        -------------

               TOTAL COMMON STOCKS (COST $176,795,923)                    165,249,731
                                                                        -------------
               SHORT-TERM INVESTMENTS -- 2.5%
               CASH EQUIVALENTS -- 0.0%
       16,597  Dreyfus Money Market Fund(a)                                    16,597
$      11,728  Harris Trust & Savings Bank Eurodollar Time Deposit,
                 1.26%, due 3/24/03(a)                                         11,728

              See accompanying notes to the financial statements.              3

GMO VALUE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2003

   SHARES/
PAR VALUE ($)  DESCRIPTION                                                VALUE ($)
-------------------------------------------------------------------------------------
               CASH EQUIVALENTS -- CONTINUED
        9,675  Merrimac Money Market Fund(a)                                    9,675
                                                                        -------------
                                                                               38,000
                                                                        -------------
               REPURCHASE AGREEMENT -- 2.5%
$   4,273,247  Salomon Smith Barney Inc. Repurchase Agreement, dated
               2/28/03, due 3/03/03, with a maturity value of
               $4,273,375, and an effective yield of 0.36%,
               collateralized by a U.S. Treasury Bond with a rate of
               3.625%, maturity date of 3/31/04, and a market value,
               including accrued interest of $4,597,925.                    4,273,247
                                                                        -------------

               TOTAL SHORT-TERM INVESTMENTS (COST $4,311,247)               4,311,247
                                                                        -------------
               TOTAL INVESTMENTS -- 99.8%
               (Cost $181,107,170)                                        169,560,978

               Other Assets and Liabilities (net) -- 0.2%                     346,242
                                                                        -------------
               TOTAL NET ASSETS -- 100.0%                               $ 169,907,220
                                                                        =============

               NOTES TO THE SCHEDULE OF INVESTMENTS:

REIT - Real Estate Investment Trust

*    Non-income producing security.

(a)  Represents investment of security lending collateral (Note 1).

4             See accompanying notes to the financial statements.

GMO VALUE FUND
(A SERIES OF GMO TRUST)
STATEMENT OF ASSETS AND LIABILITIES -- FEBRUARY 28, 2003
--------------------------------------------------------------------------------

ASSETS:
   Investments, at value, including securities on loan of
    $36,300 (cost $181,107,170) (Note 1)                      $169,560,978
   Receivable for investments sold                               2,724,033
   Receivable for Fund shares sold                                   2,311
   Dividends and interest receivable                               255,815
   Receivable for expenses reimbursed by Manager (Note 2)           17,192
                                                              ------------

      Total assets                                             172,560,329
                                                              ------------

LIABILITIES:
   Payable for investments purchased                             1,240,623
   Payable upon return of securities loaned (Note 1)                38,000
   Payable for Fund shares repurchased                           1,253,322
   Payable to affiliate for (Note 2):
      Management fee                                                61,198
      Shareholder service fee                                       19,217
      12b-1 Distribution fee - Class M                               2,840
      Administration fee - Class M                                     985
   Accrued expenses                                                 36,924
                                                              ------------

      Total liabilities                                          2,653,109
                                                              ------------
NET ASSETS                                                    $169,907,220
                                                              ============

NET ASSETS CONSIST OF:
   Paid-in capital                                            $230,634,275
   Accumulated undistributed net investment income                  49,492
   Accumulated net realized loss                               (49,230,355)
   Net unrealized depreciation                                 (11,546,192)
                                                              ------------
                                                              $169,907,220
                                                              ============

NET ASSETS ATTRIBUTABLE TO:
   Class III shares                                           $163,462,983
                                                              ============
   Class M shares                                             $  6,444,237
                                                              ============

SHARES OUTSTANDING:
   Class III                                                    24,284,175
                                                              ============
   Class M                                                         958,941
                                                              ============

NET ASSET VALUE PER SHARE:
   Class III                                                  $       6.73
                                                              ============
   Class M                                                    $       6.72
                                                              ============

              See accompanying notes to the financial statements.              5

GMO VALUE FUND
(A SERIES OF GMO TRUST)
STATEMENT OF OPERATIONS -- YEAR ENDED FEBRUARY 28, 2003
--------------------------------------------------------------------------------

INVESTMENT INCOME:
   Dividends (net of withholding taxes of $1,644)             $  4,667,968
   Interest (including securities lending income of $11,918)        66,840
                                                              ------------

      Total income                                               4,734,808
                                                              ------------
EXPENSES:
   Management fee (Note 2)                                         908,459
   Custodian and transfer agent fees                                61,653
   Audit fees                                                       40,144
   Legal fees                                                       16,093
   Registration fees                                                13,757
   Trustees fees and related expenses (Note 2)                       5,014
   Miscellaneous                                                     8,161
   Fees reimbursed by Manager (Note 2)                            (138,784)
                                                              ------------
                                                                   914,497
   Shareholder service fee (Note 2) - Class III                    288,995
   12B-1 Distribution fee (Note 2) - Class M                        12,070
   Administration fee (Note 2) - Class M                             9,656
                                                              ------------
      Net expenses                                               1,225,218
                                                              ------------

         Net investment income                                   3,509,590
                                                              ------------

REALIZED AND UNREALIZED LOSS:
   Net realized loss on investments                            (37,323,839)
                                                              ------------

   Change in net unrealized appreciation (depreciation) on
    investments                                                (15,408,843)
                                                              ------------

      Net realized and unrealized loss                         (52,732,682)
                                                              ------------

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS          $(49,223,092)
                                                              ============

6             See accompanying notes to the financial statements.

GMO VALUE FUND
(A SERIES OF GMO TRUST)
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                            YEAR ENDED         YEAR ENDED
                                                         FEBRUARY 28, 2003  FEBRUARY 28, 2002
                                                         -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
   Net investment income                                   $  3,509,590       $  4,628,541
   Net realized loss                                        (37,323,839)        (5,947,538)
   Change in net unrealized appreciation (depreciation)     (15,408,843)        (7,858,916)
                                                           ------------       ------------

   Net decrease in net assets from operations               (49,223,092)        (9,177,913)
                                                           ------------       ------------

Distributions to shareholders from:
   Net investment income
      Class III                                              (3,347,011)        (4,387,005)
      Class M                                                   (69,858)                --
                                                           ------------       ------------
      Total distributions from net investment income         (3,416,869)        (4,387,005)
                                                           ------------       ------------

   Net realized gains
      Class III                                                      --         (6,580,353)
                                                           ------------       ------------
      Total distributions from net realized gains                    --         (6,580,353)
                                                           ------------       ------------

                                                             (3,416,869)       (10,967,358)
                                                           ------------       ------------
   Net share transactions (Note 5):
      Class III                                             (17,609,557)         4,470,782
      Class M                                                 7,381,915            478,524
                                                           ------------       ------------
   Increase (decrease) in net assets resulting from net
    share transactions                                      (10,227,642)         4,949,306
                                                           ------------       ------------

      Total decrease in net assets                          (62,867,603)       (15,195,965)
NET ASSETS:
   Beginning of period                                      232,774,823        247,970,788
                                                           ------------       ------------
   End of period (including accumulated undistributed
    net investment income of $49,492 and $81,674,
    respectively)                                          $169,907,220       $232,774,823
                                                           ============       ============

              See accompanying notes to the financial statements.              7

GMO VALUE FUND
(A SERIES OF GMO TRUST)
FINANCIAL HIGHLIGHTS
(FOR A CLASS III SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------

                                                          YEAR ENDED FEBRUARY 28/29,
                                          ----------------------------------------------------------
                                             2003        2002        2001        2000        1999
                                          ----------  ----------  ----------  ----------  ----------
NET ASSET VALUE, BEGINNING OF PERIOD       $   8.82    $   9.57    $   7.98    $  10.40    $  14.33
                                           --------    --------    --------    --------    --------

Income from investment operations:
   Net investment income                       0.14        0.18        0.18        0.21        0.26
   Net realized and unrealized gain
     (loss)                                   (2.10)      (0.51)       2.32       (0.83)       0.13
                                           --------    --------    --------    --------    --------

      Total from investment operations        (1.96)      (0.33)       2.50       (0.62)       0.39
                                           --------    --------    --------    --------    --------

Less distributions to shareholders:
   From net investment income                 (0.13)      (0.17)      (0.18)      (0.23)      (0.27)
   From net realized gains                       --       (0.25)      (0.73)      (1.57)      (4.05)
                                           --------    --------    --------    --------    --------

      Total distributions                     (0.13)      (0.42)      (0.91)      (1.80)      (4.32)
                                           --------    --------    --------    --------    --------
NET ASSET VALUE, END OF PERIOD             $   6.73    $   8.82    $   9.57    $   7.98    $  10.40
                                           ========    ========    ========    ========    ========
TOTAL RETURN(a)                              (22.29)%     (3.64)%     32.72%      (8.45)%      2.24%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)       $163,463    $232,289    $247,971    $178,329    $202,842
   Net expenses to average daily net
     assets                                    0.61%       0.61%       0.61%       0.61%       0.61%
   Net investment income to average
     daily net assets                          1.79%       1.89%       1.99%       2.06%       1.82%
   Portfolio turnover rate                      100%         95%        102%        104%         37%
   Fees and expenses reimbursed by the
     Manager to average daily net
     assets:                                   0.07%       0.06%       0.05%       0.05%       0.30%

(a) The total returns would have been lower had certain expenses not been reimbursed during the periods shown.

8             See accompanying notes to the financial statements.

GMO VALUE FUND
(A SERIES OF GMO TRUST)
FINANCIAL HIGHLIGHTS
(FOR A CLASS M SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------

                                                                                 PERIOD FROM
                                                                               JANUARY 10, 2002
                                                                                (COMMENCEMENT
                                                            YEAR ENDED      OF OPERATIONS) THROUGH
                                                         FEBRUARY 28, 2003    FEBRUARY 28, 2002
                                                         -----------------  ----------------------
NET ASSET VALUE, BEGINNING OF PERIOD                          $  8.82               $ 9.06
                                                              -------               ------

Income from investment operations:
   Net investment income                                         0.12                 0.01
   Net realized and unrealized loss                             (2.10)               (0.25)
                                                              -------               ------

      Total from investment operations                          (1.98)               (0.24)
                                                              -------               ------

Less distributions to shareholders:
   From net investment income                                   (0.12)                  --
                                                              -------               ------

      Total distributions                                       (0.12)                  --
                                                              -------               ------
NET ASSET VALUE, END OF PERIOD                                $  6.72               $ 8.82
                                                              =======               ======
TOTAL RETURN(a)                                                (22.56)%              (2.65)%+

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)                          $ 6,444               $  486
   Net expenses to average daily net assets                      0.92%                0.91%*
   Net investment income to average daily net assets             1.46%                1.52%*
   Portfolio turnover rate                                        100%                  95%
   Fees and expenses reimbursed by the Manager to
     average daily net assets:                                   0.07%                0.06%*

(a) The total returns would have been lower had certain expenses not been reimbursed during the period shown.
*    Annualized.
+    Not annualized.

              See accompanying notes to the financial statements.              9

GMO VALUE FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS
FEBRUARY 28, 2003
--------------------------------------------------------------------------------

1.    SIGNIFICANT ACCOUNTING POLICIES

      GMO Value Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts Business Trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees to create an unlimited number of series ("Funds"), each of which issues a separate series of shares, and to subdivide a series of shares into classes.

      The Fund seeks long-term capital growth primarily through investment in equity securities. The Fund's benchmark is the Russell 1000 Value Index.

      Throughout the year ended February 28, 2003, the Fund had two classes of shares outstanding: Class III and Class M. Class M shares bear an administrative fee and a 12b-1 fee, while Class III shares bear a shareholder service fee. (See Note 2) The principal economic difference between the classes of shares is the level of fees borne by the classes.

      The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      PORTFOLIO VALUATION
      Portfolio securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair value. Shares of mutual funds are valued at their net asset value as reported on each business day. Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction. A security's value may be deemed unreliable if, for example, the Manager becomes aware of information or events occurring after the close of foreign market that would materially affect that security's value.

GMO VALUE FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------

      FUTURES CONTRACTS
      The Fund may purchase and sell futures contracts to manage its exposure to the financial markets. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. Upon entering into a futures contract, the Fund is required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. government and agency obligations in accordance with the initial margin requirements of the broker or exchange. In addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contracts. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is liquidated on the following business day. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Losses may arise from the changes in the value of the underlying instrument, if there is an illiquid secondary market for the contracts, or if counterparties do not perform under the contract terms. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. As of February 28, 2003, the Fund held no open futures contracts.

      SWAP AGREEMENTS
      The Fund may enter into swap agreements to manage its exposure to the financial markets. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into total return swap agreements, which involve a commitment by one party in the agreement to pay interest in exchange for a market linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. The Fund may also enter into contracts for differences in which the Fund agrees with the counterparty that its return will be based on the relative performance of two different groups or "baskets" of securities, adjusted by an interest rate payment. To the extent that the relative performance of the two baskets of securities exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. In connection with these agreements, cash or securities may be set aside as collateral by the Fund's custodian in accordance with the terms of the swap agreement. The Fund earns interest on cash set aside as collateral. Swaps are marked to market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. These financial instruments are not actively traded on financial markets. The values assigned to these instruments are based upon the best available information and because of the uncertainty of the valuation, these values may differ significantly from the values that would have been realized had a

GMO VALUE FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------
      ready market for these instruments existed, and the differences could be material. Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, or that there may be unfavorable changes in the price of the security or index underlying these transactions. As of February 28, 2003, the Fund held no open swap agreements.

      REPURCHASE AGREEMENTS
      The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Fund and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters insolvency proceedings, recovery of cash by the Fund may be delayed or limited.

      SECURITY LENDING
      The Fund may lend its securities to certain qualified brokers. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of loss with respect to the investment of the collateral, the risk of delay in recovery or loss of rights in the collateral should the borrower of the securities fail financially. The Fund receives compensation for lending its securities. At February 28, 2003, the Fund loaned securities having a market value of $36,300 collateralized by cash in the amount of $38,000, which was invested in short-term instruments.

      TAXES AND DISTRIBUTIONS
      The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary. Taxes on foreign dividend income are withheld in accordance with the applicable country's tax treaty with the United States.

GMO VALUE FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------

      The Fund's policy is to declare and pay distributions from net investment income quarterly, and from net realized short-term and long-term capital gains at least annually. All distributions will be paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

      Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from U.S. GAAP. During the years ended February 28, 2002 and February 28, 2003, the tax basis of distributions paid from ordinary income were $10,895,734 and $3,416,869, respectively. For the years ended February 28, 2002 and February 28, 2003, the distributions paid from long-term capital gains were $71,624 and $0, respectively.

      As of February 28, 2003, the components of distributable earnings on a tax basis consisted of $49,492, of undistributed ordinary income.

      At February 28, 2003, the Fund had a capital loss carryforward available to offset future capital gains, if any, to the extent permitted by the Code of $394,435 and $27,296,081 expiring in 2010 and 2011, respectively. The Fund elected to defer to March 1, 2003 post-October losses of $14,250,861.

      The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 2003. This reclassification has no impact on net investment income, realized gain/loss or the net asset value of the Fund and is primarily attributable to certain differences in the computation of distributable income and capital gains under U.S. federal tax rules versus U.S. GAAP. The financial highlights exclude these adjustments.

            Accumulated          Accumulated
         Undistributed Net    Undistributed Net
         Investment Income      Realized Gain
         -----------------    -----------------
             $(124,903)            $124,903

      Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

      SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
      Security transactions are accounted for on trade date. Dividend income, net of applicable foreign withholding taxes, is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and of discounts. Non-cash dividends, if any, are recorded at the fair market value of the securities received. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis. Dividends representing a return of capital are reflected as a reduction of cost.

GMO VALUE FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------

      ALLOCATION OF OPERATING ACTIVITY
      The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds. Investment income, common expenses and realized and unrealized gains and losses are allocated pro-rata among the classes of shares of the Fund based on the relative net assets of each class. Shareholder service, 12b-1, and administration fees, which are directly attributable to a class of shares, are charged to that class' operations.

2.    FEES AND OTHER TRANSACTIONS WITH AFFILIATES

      GMO earns a management fee paid monthly at the annual rate of .46% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on the average daily net assets at the annual rate of .15% for Class III shares.

      The Fund pays GMO an administrative fee monthly at the annual rate of .20% of the average daily Class M net assets for support services provided to Class M shareholders.

      Fund Distributors, Inc. (the "Distributor") serves as the Fund's distributor. Pursuant to a Rule 12b-1 distribution plan adopted by the Fund, Class M shares of the Fund pay a fee, at the annual rate of .25% of average daily Class M net assets for any activities or expenses primarily intended to result in the sale of Class M shares of the Fund. This fee may be spent by the Distributor on personal services rendered to Class M shareholders of the Fund and/or maintenance of Class M shareholder accounts.

      GMO has entered into a binding agreement effective until at least
      June 30, 2003 to reimburse the Fund to the extent that the Fund's total annual operating expenses (excluding shareholder service fees (Class III only), administrative fees (Class M only), 12b-1 fees (Class M only), fees and expenses of the independent Trustees of the Trust (including legal fees), brokerage commissions and other investment-related costs, hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes), securities lending fees and expenses, interest expense and transfer taxes) exceed the management fee.

      The Fund's portion of the fee paid by the Trust to the independent Trustees during the year ended February 28, 2003 was $3,651. No remuneration is paid to any Trustee or officer who is affiliated with the Manager.

GMO VALUE FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------

3.    PURCHASES AND SALES OF SECURITIES

      Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2003, aggregated $189,149,114 and $188,592,549, respectively.

      At February 28, 2003, the cost for U.S. federal income tax purposes and gross unrealized appreciation and depreciation in value of investments were as follows:

                           Gross Unrealized    Gross Unrealized    Net Unrealized
         Aggregate Cost      Appreciation        Depreciation       Depreciation
         --------------    ----------------    ----------------    --------------
          $188,396,149        $5,613,952         $(24,449,123)      $(18,835,171)

4.    PRINCIPAL SHAREHOLDER

      At February 28, 2003, 71.5% of the outstanding shares of the Fund were held by one shareholder. Investment activities of this shareholder may have a material effect on the Fund.

GMO VALUE FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------

5.    SHARE TRANSACTIONS

      The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                                      Year Ended                    Year Ended
                                                  February 28, 2003             February 28, 2002
                                              --------------------------    --------------------------
                                                Shares         Amount         Shares         Amount
         Class III:                           ----------    ------------    ----------    ------------
         Shares sold                           4,918,036    $ 36,956,368     1,292,173    $ 12,230,667
         Shares issued to shareholders
           in reinvestment of
           distributions                          96,123         700,606       820,723       7,601,535
         Shares repurchased                   (7,055,458)    (55,266,531)   (1,699,329)    (15,361,420)
                                              ----------    ------------    ----------    ------------
         Net increase (decrease)              (2,041,299)   $(17,609,557)      413,567    $  4,470,782
                                              ==========    ============    ==========    ============

                                                                                   Period from
                                                                                 January 10, 2002
                                                                                 (commencement of
                                                      Year Ended               operations) through
                                                  February 28, 2003             February 28, 2002
                                              --------------------------    --------------------------
                                                Shares         Amount         Shares         Amount
         Class M:                             ----------    ------------    ----------    ------------
         Shares sold                             999,258    $  8,085,093        55,099    $    478,524
         Shares issued to shareholders
           in reinvestment of
           distributions                          10,104          69,858            --              --
         Shares repurchased                     (105,520)       (773,036)           --              --
                                              ----------    ------------    ----------    ------------
         Net increase                            903,842    $  7,381,915        55,099    $    478,524
                                              ==========    ============    ==========    ============

6.    SUBSEQUENT EVENT

      Subsequent to February 28, 2003, the shareholder as disclosed in Note 4, redeemed out of the Fund at a value of $115,101,119, or 71.6% of the Fund.

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE TRUSTEES OF GMO TRUST AND THE SHAREHOLDERS OF
GMO VALUE FUND

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Value Fund (the "Fund") (a series of GMO Trust) at February 28, 2003, and the results of its operations, the changes in its net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 15, 2003

TRUSTEES AND OFFICERS (UNAUDITED)
The following tables list the Trust's Trustees and officers; their address and age; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information includes additional information about the Trust's trustees and is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

INDEPENDENT TRUSTEES:

                                                                                                   Number of
                                                                                                 Portfolios in
                                                        Term of              Principal               Fund
                                                     Office(1) and         Occupation(s)            Complex           Other
              Name, Address,         Position(s)       Length of            During Past            Overseen       Directorships
                 and Age           Held with Fund     Time Served           Five Years            by Trustee     Held by Trustee
         ------------------------  ---------------  ---------------  -------------------------  ---------------  ---------------
         Jay O. Light              Trustee of the   Since May 1996   Professor of Business            39              *(2)
         c/o GMO Trust             Trust                             Administration and Senior
         40 Rowes Wharf                                              Associate Dean, Harvard
         Boston, MA 02110                                            University.
         Age: 61

         Donald W. Glazer, Esq.    Trustee of the   Since December   Advisory Counsel, Goodwin        39              None
         c/o GMO Trust             Trust            2000             Procter LLP; Secretary
         40 Rowes Wharf                                              and Consultant,
         Boston, MA 02110                                            Provant, Inc. (provider
         Age: 58                                                     of performance
                                                                     improvement training
                                                                     services and products)
                                                                     (1998 - present);
                                                                     Consultant -- Business
                                                                     and Law.

1 Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.
2 Mr. Light is a director of Harvard Management Company, Inc. and Security Capital European Realty. Neither of these companies has a class of securities registered pursuant to Section 12 of the Securities Exchange Act or subject to the requirements of Section 15(d) of the Act and neither of these companies is a registered investment company.

INTERESTED TRUSTEES:

                                                                                                   Number of
                                                                                                 Portfolios in
                                                        Term of              Principal               Fund
                                                     Office(1) and         Occupation(s)            Complex           Other
              Name, Address,         Position(s)       Length of            During Past            Overseen       Directorships
                 and Age           Held with Fund     Time Served           Five Years            by Trustee     Held by Trustee
         ------------------------  ---------------  ---------------  -------------------------  ---------------  ---------------

         R. Jeremy Grantham(3)     Chairman of the  Since September  Member, Grantham, Mayo,          39              None
         c/o GMO Trust             Board of         1985. President  Van Otterloo & Co. LLC.
         40 Rowes Wharf            Trustees of the  from February
         Boston, MA 02110          Trust            2002 - October
         Age: 64                                    2002.

1 Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.
3 Trustee is deemed to be an "interested person" of the Trust and Grantham, Mayo, Van Otterloo & Co. LLC, as defined by the 1940 Act.

PRINCIPAL OFFICERS:

                                                                               Term of
                                                                            Office(4) and              Principal Occupation(s)
              Name, Address,                 Position(s)                      Length of                      During Past
                  and Age                   Held with Fund                   Time Served                      Five Years
         -------------------------  ------------------------------  ------------------------------  ------------------------------
         Scott Eston                President and Chief Executive   President and Chief Executive   Chief Financial Officer
         c/o GMO Trust              Officer of the Trust            Officer since October 2002;     (1997 - present), Chief
         40 Rowes Wharf                                             Vice President from August      Operating Officer (2000 -
         Boston, MA 02110                                           1998 - October 2002.            present) and Member, Grantham,
         Age: 47                                                                                    Mayo, Van Otterloo & Co. LLC.

         Susan Randall Harbert      Chief Financial Officer and     Chief Financial Officer Since   Member, Grantham, Mayo, Van
         c/o GMO Trust              Treasurer of the Trust          February 2000; Treasurer since  Otterloo & Co. LLC.
         40 Rowes Wharf                                             February 1998.
         Boston, MA 02110
         Age: 45

         Brent Arvidson             Assistant Treasurer of the      Since September 1998.           Senior Fund Administrator,
         c/o GMO Trust              Trust                                                           Grantham, Mayo, Van
         40 Rowes Wharf                                                                             Otterloo & Co. LLC.
         Boston, MA 02110
         Age: 33

         William R. Royer, Esq.     Vice President and Clerk of     Vice President since February   General Counsel, Anti- Money
         c/o GMO Trust              the Trust                       1997; Clerk since March 2001;   Laundering Reporting Officer
         40 Rowes Wharf                                             May 1999 - August 1999.         (July 2002 - February 2003)
         Boston, MA 02110                                                                           and Member, Grantham, Mayo,
         Age: 37                                                                                    Van Otterloo & Co. LLC.

         Elaine M. Hartnett, Esq.   Vice President and Secretary    Vice President since August     Associate General Counsel,
         c/o GMO Trust              of the Trust                    1999; Secretary since March     Grantham, Mayo, Van
         40 Rowes Wharf                                             2001.                           Otterloo & Co. LLC (June
         Boston, MA 02110                                                                           1999 - present); Associate/
         Age: 58                                                                                    Junior Partner, Hale and Dorr
                                                                                                    LLP (1991 - 1999).

         Julie Perniola             Vice President and Anti- Money  Since February 2003.            Anti-Money Laundering
         c/o GMO Trust              Laundering Compliance Officer                                   Reporting Officer (February
         40 Rowes Wharf                                                                             2003 - present) and Compliance
         Boston, MA 02110                                                                           Officer, Grantham, Mayo, Van
         Age: 32                                                                                    Otterloo & Co. LLC.

4 Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

GMO WORLD BALANCED ALLOCATION FUND
(FORMERLY GMO WORLD EQUITY ALLOCATION FUND)
(A SERIES OF GMO TRUST)
ANNUAL REPORT
FEBRUARY 28, 2003

GMO WORLD BALANCED ALLOCATION FUND
(A SERIES OF GMO TRUST)
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT

Day-to-day management of the Fund's portfolio is the responsibility of the Asset Allocation Division at Grantham, Mayo, Van Otterloo & Co. LLC.

MANAGEMENT DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

On June 30, 2002, the Fund changed its benchmark from the MSCI ACWI Free Index to the GMO World Balanced Index to reflect its current practice of providing broad exposure to both global equity and fixed income securities.

PERFORMANCE FROM FEBRUARY 28, 2002 THROUGH JUNE 30, 2002

During this period, Class III shares returned 4.4% and the benchmark, the MSCI ACWI Free Index returned -5.0%. Both asset allocation and portfolio implementation added to performance. Relative to the benchmark, the Fund was underweight in U.S. stocks by 22% and developed international stocks by 9%. Balancing this, the Fund was overweight emerging equities by 22% and fixed income by 9%. Within U.S. stocks, the portfolio was tilted towards the most attractively valued sectors including small cap value stocks and REITs, where we had 8% overweight positions in both sectors. Within international stocks the portfolio was successfully tilted towards the small cap sector.

The value bias of the GMO International Intrinsic Value Fund and the GMO U.S. Core Fund again ensured their outperformance in a down market. The GMO International Intrinsic Value Fund outperformed its SSB PMI EPAC Value benchmark by 5.7%, while the GMO U.S. Core Fund outperformed its S&P 500 benchmark by 0.9% over the period.

Relative to the benchmark, the Fund's 9% overweight to fixed income was allocated to inflation indexed bonds, international fixed income, and emerging bonds. The last two funds added value relative to their benchmarks.

PERFORMANCE FROM JUNE 30, 2002 THROUGH FEBRUARY 28, 2003

During this period, Class III shares returned -5.3% and the benchmark, the GMO World Balanced Index returned -7.3%. Asset allocation added substantially to performance while portfolio implementation detracted marginal value. Relative to the benchmark, the Fund was underweight in U.S. stocks by 18%. It was overweight developed international stocks by 2.9%, emerging markets by 9.2%, and fixed income (including global hedged equity) by 5.7%. Within U.S. stocks, the portfolio was tilted towards the most attractively valued sectors including small cap value stocks and REITs, where we were overweight 4.7% and 6.8%, respectively. The allocation to REITs added value, as they outperformed the S&P 500 by 4.3%.

GMO WORLD BALANCED ALLOCATION FUND
(A SERIES OF GMO TRUST)
--------------------------------------------------------------------------------

The GMO U.S. Core Fund outperformed its S&P 500 benchmark during a difficult period by 0.4%, while the GMO International Intrinsic Value Fund strongly outperformed its SSB PMI EPAC Value benchmark by 6.1%. Both the GMO Real Estate Fund and the GMO Small Cap Value Fund underperformed their benchmarks by 2.0% and 1.3%, respectively.

Most of the fixed income funds underperformed their benchmarks due largely to exposure to certain asset-backed securities that defaulted during the period. Implementation was strong within the GMO Emerging Country Debt Fund, which outperformed its J.P. Morgan EMBI Global benchmark over the period by 2.4%.

OUTLOOK

With U.S. equities remaining stubbornly overpriced relative to economic fundamentals we continue to maintain a sizeable underweight to the S&P 500. However, many of the Fund's bets now differ substantially from those of a year ago. We have decreased our position in REITs in the face of increased risk and somewhat less attractive valuations. A modest allocation to large developed international equities, both value and growth, reflects our view that the asset class is fairly valued. With help from a depreciating dollar, this and overweights to the still cheap sectors of international small and emerging markets are expected to add value. With yields at near record lows, the Fund now has a relatively neutral weight in fixed income. Within fixed income we favor the short end of the curve and the still attractively priced emerging country debt asset class.

THE VIEWS EXPRESSED HEREIN ARE EXCLUSIVELY THOSE OF GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC MANAGEMENT AS OF THE DATE OF THIS REPORT AND ARE SUBJECT TO CHANGE. THEY ARE NOT MEANT AS INVESTMENT ADVICE.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

 COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
GMO WORLD BALANCED ALLOCATION FUND CLASS III SHARES AND THE
                 GMO WORLD BALANCED INDEX*
                  AS OF FEBRUARY 28, 2003
                                                             GMO WORLD BALANCED  50% S&P 500 / 50%     GMO WORLD
                                                              ALLOCATION FUND    LEHMAN AGGREGATE   BALANCED INDEX*
6/28/96                                                                 $10,000           $10,000           $10,000
9/30/96                                                                  $9,950           $10,252           $10,213
12/31/96                                                                $10,476           $10,834           $10,763
3/31/97                                                                 $10,631           $10,953           $10,885
6/30/97                                                                 $11,691           $12,095           $12,170
9/30/97                                                                 $12,365           $12,757           $12,743
12/31/97                                                                $11,548           $13,135           $12,874
3/31/98                                                                 $12,921           $14,142           $14,096
6/30/98                                                                 $12,223           $14,544           $14,406
9/30/98                                                                 $10,379           $14,145           $13,576
12/31/98                                                                $11,864           $15,630           $15,414
3/31/99                                                                 $11,945           $15,980           $15,822
6/30/99                                                                 $13,628           $16,470           $16,437
9/30/99                                                                 $13,218           $16,006           $16,059
12/31/99                                                                $14,645           $17,162           $17,666
3/31/2000                                                               $14,771           $17,569           $18,043
6/30/2000                                                               $14,551           $17,487           $17,800
9/30/2000                                                               $14,440           $17,676           $17,670
12/31/2000                                                              $14,554           $17,346           $17,123
3/31/2001                                                               $13,902           $16,564           $15,930
6/30/2001                                                               $14,673           $17,105           $16,417
9/30/2001                                                               $13,224           $16,192           $15,069
12/31/2001                                                              $14,332           $17,056           $16,070
3/31/2002                                                               $15,525           $17,096           $16,148
6/30/2002                                                               $15,378           $16,229           $15,199
9/30/2002                                                               $14,275           $15,144           $13,635
12/31/2002                                                              $14,784           $15,929           $14,442
2/28/2003                                                               $14,569           $15,718           $14,097

 COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
GMO WORLD BALANCED ALLOCATION FUND CLASS III SHARES AND THE
                 GMO WORLD BALANCED INDEX*
                  AS OF FEBRUARY 28, 2003
                                                                 GMO WORLD
                                                             BALANCED INDEX +**
6/28/96                                                                 $10,000
9/30/96                                                                 $10,105
12/31/96                                                                $10,533
3/31/97                                                                 $10,639
6/30/97                                                                 $12,231
9/30/97                                                                 $12,521
12/31/97                                                                $12,113
3/31/98                                                                 $13,790
6/30/98                                                                 $13,902
9/30/98                                                                 $12,196
12/31/98                                                                $14,773
3/31/99                                                                 $15,357
6/30/99                                                                 $16,224
9/30/99                                                                 $15,964
12/31/99                                                                $18,735
3/31/2000                                                               $18,953
6/30/2000                                                               $18,231
9/30/2000                                                               $17,244
12/31/2000                                                              $16,124
3/31/2001                                                               $14,112
6/30/2001                                                               $14,493
9/30/2001                                                               $12,356
12/31/2001                                                              $13,511
3/31/2002                                                               $13,622
6/30/2002                                                               $12,385
9/30/2002                                                               $11,110
12/31/2002                                                              $11,768
2/28/2003                                                               $11,487

AVERAGE ANNUAL TOTAL RETURN
                                               SINCE
                                             INCEPTION
                             1 YEAR  5 YEAR   6/28/96
Class III                    -1.06%   3.45%      5.80%

Performance shown is net of all fees after reimbursement from the manager. Returns and net asset values of fund investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. Past performance is not indicative of future performance. Information is unaudited.
* GMO World Balanced Index: 48.75% S&P 500, 16.25% MSCI ACWI Free ex-U.S. and 35% Lehman Brothers U.S. Aggregate Bond Index.
** GMO World Balanced Index +: MSCI ACWI (All Country World Index) Free Index prior to 7/02 and GMO World Balanced Index thereafter.

GMO WORLD BALANCED ALLOCATION FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2003

   SHARES/
PAR VALUE ($)  DESCRIPTION                                                VALUE ($)
-------------------------------------------------------------------------------------
               MUTUAL FUNDS -- 100.0%
    1,915,066  GMO Core Plus Bond Fund, Class III                          19,054,904
    1,860,527  GMO Currency Hedged International Bond Fund, Class III      16,465,664
    2,550,630  GMO Currency Hedged International Equity Fund, Class
                 III                                                       14,130,488
    2,959,051  GMO Domestic Bond Fund, Class III                           29,827,229
      589,381  GMO Emerging Countries Fund, Class III                       5,033,310
    1,145,952  GMO Emerging Country Debt Fund, Class IV                    10,920,921
    2,602,902  GMO Emerging Markets Fund, Class IV                         22,931,562
    1,376,071  GMO Inflation Indexed Bond Fund, Class III                  16,127,548
      606,430  GMO International Bond Fund, Class III                       6,027,916
    6,797,748  GMO U.S. Core Fund, Class V                                 67,705,567
      198,453  GMO Value Fund, Class III                                    1,335,590
    1,251,770  GMO Global Hedged Equity Fund, Class III                    12,054,545
      350,285  GMO Short-Term Income Fund, Class III                        3,040,470
      892,185  GMO International Growth Fund, Class III                    15,015,474
    2,397,041  GMO International Small Companies Fund, Class III           22,771,889
    1,013,946  GMO Real Estate Fund, Class III                             10,636,290
    1,096,141  GMO Small Cap Value Fund, Class III                         10,753,146
    1,258,448  GMO International Intrinsic Value Fund, Class IV            20,286,189
                                                                        -------------
               TOTAL MUTUAL FUNDS (COST $323,042,597)                     304,118,702
                                                                        -------------
               SHORT-TERM INVESTMENTS -- 0.0%
               REPURCHASE AGREEMENT -- 0.0%
$      29,884  Salomon Smith Barney Inc. Repurchase Agreement, dated
               2/28/03, due 3/03/03, with a maturity value of $29,885
               and an effective yield of 0.36%, collateralized by U.S.
               Treasury Bond with a rate of 3.625%, maturity date
               3/31/04 and a market value of $32,164.                          29,884
                                                                        -------------

               TOTAL SHORT-TERM INVESTMENTS (COST $29,884)                     29,884
                                                                        -------------
               TOTAL INVESTMENTS -- 100.0%
               (Cost $323,072,481)                                        304,148,586

               Other Assets and Liabilities (net) -- (0.0%)                    (3,947)
                                                                        -------------
               TOTAL NET ASSETS -- 100.0%                               $ 304,144,639
                                                                        =============

              See accompanying notes to the financial statements.              1

GMO WORLD BALANCED ALLOCATION FUND
(A SERIES OF GMO TRUST)
STATEMENT OF ASSETS AND LIABILITIES -- FEBRUARY 28, 2003
--------------------------------------------------------------------------------

ASSETS:
   Investments, at value (cost $323,072,481) (Note 1)         $304,148,586
   Receivable for expenses reimbursed by Manager (Note 2)           18,452
                                                              ------------

      Total assets                                             304,167,038
                                                              ------------

LIABILITIES:
   Accrued expenses                                                 22,399
                                                              ------------

      Total liabilities                                             22,399
                                                              ------------
NET ASSETS                                                    $304,144,639
                                                              ============

NET ASSETS CONSIST OF:
   Paid-in capital                                            $324,492,699
   Accumulated undistributed net investment income               1,569,088
   Accumulated net realized loss                                (2,993,253)
   Net unrealized depreciation                                 (18,923,895)
                                                              ------------
                                                              $304,144,639
                                                              ============

NET ASSETS ATTRIBUTABLE TO:
   Class III shares                                           $304,144,639
                                                              ============

SHARES OUTSTANDING:
   Class III                                                    37,422,584
                                                              ============

NET ASSET VALUE PER SHARE:
   Class III                                                  $       8.13
                                                              ============

2             See accompanying notes to the financial statements.

GMO WORLD BALANCED ALLOCATION FUND
(A SERIES OF GMO TRUST)
STATEMENT OF OPERATIONS -- YEAR ENDED FEBRUARY 28, 2003
--------------------------------------------------------------------------------

INVESTMENT INCOME:
   Dividends from investment company shares                   $ 4,006,025
   Interest                                                         8,103
                                                              -----------

      Total income                                              4,014,128
                                                              -----------
EXPENSES:
   Audit fees                                                      21,301
   Custodian and transfer agent fees                               18,814
   Registration fees                                               11,553
   Trustees fees and related expenses (Note 2)                      3,087
   Legal fees                                                       2,281
   Miscellaneous                                                      823
   Fees reimbursed by Manager (Note 2)                            (54,685)
                                                              -----------
                                                                    3,174
                                                              -----------
      Net expenses                                                  3,174
                                                              -----------

            Net investment income                               4,010,954
                                                              -----------

REALIZED AND UNREALIZED GAIN (LOSS):
   Net realized gain (loss) on:
      Investments                                                (265,873)
      Realized gains distributions from investment company
      shares                                                    2,847,343
                                                              -----------

         Net realized gain on investments                       2,581,470
                                                              -----------

   Change in net unrealized appreciation (depreciation) on
    investments                                               (13,162,505)
                                                              -----------

      Net realized and unrealized loss                        (10,581,035)
                                                              -----------

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS          $(6,570,081)
                                                              ===========

              See accompanying notes to the financial statements.              3

GMO WORLD BALANCED ALLOCATION FUND
(A SERIES OF GMO TRUST)
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                            YEAR ENDED         YEAR ENDED
                                                         FEBRUARY 28, 2003  FEBRUARY 28, 2002
                                                         -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
   Net investment income                                   $  4,010,954        $   199,434
   Net realized gain (loss)                                   2,581,470           (514,358)
   Change in net unrealized appreciation (depreciation)     (13,162,505)           249,596
                                                           ------------        -----------

   Net decrease in net assets from operations                (6,570,081)           (65,328)
                                                           ------------        -----------

Distributions to shareholders from:
   Net investment income
      Class III                                              (4,040,341)          (463,488)
                                                           ------------        -----------
      Total distributions from net investment income         (4,040,341)          (463,488)
                                                           ------------        -----------
   Net share transactions (Note 5):
      Class III                                             307,437,159         (3,173,880)
                                                           ------------        -----------
   Increase (decrease) in net assets resulting from net
    share transactions                                      307,437,159         (3,173,880)
                                                           ------------        -----------

      Total increase (decrease) in net assets               296,826,737         (3,702,696)
NET ASSETS:
   Beginning of period                                        7,317,902         11,020,598
                                                           ------------        -----------
   End of period (including accumulated undistributed
    net investment income of $1,569,088 and $198,476,
    respectively)                                          $304,144,639        $ 7,317,902
                                                           ============        ===========

4             See accompanying notes to the financial statements.

GMO WORLD BALANCED ALLOCATION FUND
(A SERIES OF GMO TRUST)
FINANCIAL HIGHLIGHTS
(FOR A CLASS III SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------

                                                                    YEAR ENDED FEBRUARY 28/29,
                                              ----------------------------------------------------------------------
                                                 2003           2002           2001           2000           1999
                                              ----------      ---------      ---------      ---------      ---------
NET ASSET VALUE, BEGINNING OF PERIOD          $    8.64       $   8.99       $   8.96       $   8.52       $  10.39
                                              ---------       --------       --------       --------       --------

Income from investment operations:
   Net investment income(a)                        0.20           0.23           0.21           0.20+          0.18+
   Net realized and unrealized gain
     (loss)                                       (0.28)         (0.20)          0.18           1.69          (0.82)
                                              ---------       --------       --------       --------       --------

      Total from investment operations            (0.08)          0.03           0.39           1.89          (0.64)
                                              ---------       --------       --------       --------       --------

Less distributions to shareholders:
   From net investment income                     (0.43)         (0.38)         (0.36)            --          (0.51)
   From net realized gains                           --             --             --          (1.45)         (0.72)
                                              ---------       --------       --------       --------       --------

      Total distributions                         (0.43)         (0.38)         (0.36)         (1.45)         (1.23)
                                              ---------       --------       --------       --------       --------
NET ASSET VALUE, END OF PERIOD                $    8.13       $   8.64       $   8.99       $   8.96       $   8.52
                                              =========       ========       ========       ========       ========
TOTAL RETURN(b)                                   (1.06)%         0.49%          4.29%         22.45%         (6.67)%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)          $ 304,145       $  7,318       $ 11,021       $ 10,834       $ 29,582
   Net expenses to average daily net
     assets(d)                                     0.00%          0.00%          0.00%          0.00%          0.00%
   Net investment income to average
     daily net assets(a)                           4.01%          2.66%          2.31%          2.24%          1.91%
   Portfolio turnover rate                           61%            25%            12%            12%            17%
   Fees and expenses reimbursed by the
     Manager to average daily net
     assets:                                       0.05%          0.31%          0.20%          0.19%          0.06%

 (a) Recognition of net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the fund invests.
 (b) The total returns would have been lower had certain expenses not been reimbursed during the periods shown.
 (c) Net expenses exclude expenses incurred indirectly through investment in underlying funds. See Note 2.
 (d)  Net expenses to average daily net assets was less than 0.01%.
 +    Computed using average shares outstanding throughout the period.

              See accompanying notes to the financial statements.              5

GMO WORLD BALANCED ALLOCATION FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS
FEBRUARY 28, 2003
--------------------------------------------------------------------------------

1.    SIGNIFICANT ACCOUNTING POLICIES

      GMO World Balanced Allocation Fund (the "Fund") (formerly GMO World Equity Allocation Fund) is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts Business Trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees to create an unlimited number of series ("Funds"), each of which issues a separate series of shares, and to subdivide a series of shares into classes.

      In August 2002, substantially all of the shareholders of GMO Global Balanced Allocation Fund (GBAL) exchanged their shares for a total of 17,040,209 shares of the Fund valued at $146,529,743, and these amounts are included in "shares sold" in Note 5. The exchange transaction included an in-kind redemption from GBAL followed by a purchase in-kind of Fund shares. For U.S. federal income tax purposes, this transaction is considered a tax-free reorganization of the Fund.

      On June 30, 2002, the Fund changed its benchmark from the MSCI ACWI (All Country World Index) Free Index to the GMO World Balanced Index to reflect its current practice of providing broad exposure to both global equity and fixed income securities. The GMO World Balanced Index is a composite benchmark computed by GMO consisting of (i) the S&P 500 Index (a U.S. large capitalization stock index, independently maintained and published by Standard & Poor's Corporation); (ii) the MSCI ACWI Free ex-U.S. Index (an international (excluding U.S. and including emerging) equity index, independently maintained and published by Morgan Stanley Capital International): (iii) the Lehman Brothers U.S. Aggregate Bond Index (an independently maintained and published index comprised of U.S. fixed rate debt issues, having a maturity of at least one year, rated investment grade or higher by Moody's Investors Service, Standard & Poor's or Fitch IBCA, Inc.) in the following proportions: 48.75% (S&P 500), 16.25% (MSCI
      ACWI), and 35% (Lehman Brothers). The GMO World Balanced Index reflects investment of all applicable dividends, capital gains, and interest.

      The Fund operates as a "fund-of-funds" in that, pursuant to management provided by the Manager, it makes investments in other funds of the Trust ("underlying funds"). The Fund seeks total return greater than the return of the GMO World Balanced Index through investment to varying extents in the underlying funds. The Fund will pursue its objective by investing in the least expensive actively invested class of underlying domestic equity, international equity, and fixed income funds of the Trust. The financial statements of the underlying funds should be read in conjunction with the Fund's financial statements.

      The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and

GMO WORLD BALANCED ALLOCATION FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------
      which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      PORTFOLIO VALUATION
      Shares of underlying funds are valued at their net asset value as reported on each business day. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair value. Securities for which quotations are not readily available, or whose values the Manager has determined to be unreliable, are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction. A security's value may be deemed unreliable if, for example, the Manager becomes aware of information or events occurring after the close of a foreign market that would materially affect that security's value.

      Securities may be valued by independent pricing services which use prices provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics.

      Certain investments in securities held by the underlying funds were valued on the basis of a price provided by a principal market maker. The prices provided by the principal market makers may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

      REPURCHASE AGREEMENTS
      The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Fund and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters insolvency proceedings, recovery of cash by the Fund may be delayed or limited.

      TAXES AND DISTRIBUTIONS
      The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains,

GMO WORLD BALANCED ALLOCATION FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------
      if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary. Taxes on foreign dividend income are withheld in accordance with the applicable country's tax treaty with the United States.

      The Fund's policy is to declare and pay distributions from net investment income quarterly, and from net realized short-term and long-term capital gains at least annually. All distributions will be paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

      Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from U.S. GAAP. During the years ended February 28, 2002 and February 28, 2003, the tax basis of distributions paid from income were $463,488 and $4,040,341, respectively.

      As of February 28, 2003, the components of distributable earnings on a tax basis consisted of $1,569,088 and $809,087 of undistributed ordinary income and undistributed long-term capital gains, respectively. The temporary differences between book and tax distributable earnings are primarily due to losses on wash sale transactions.

      At February 28, 2003, the Fund had a capital loss carryforward available of $5,001,056. However, restrictions on annual utilization of this carryforward under the Code resulting from significant shareholder activity are expected to limit maximum utilization to offset future capital gains prior to expiration to approximately $4,466 of which $3,190 expires in 2008 and $1,276 expires in 2010.

      The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 2003. This reclassification has no impact on net investment income, realized gain/loss or the net asset value of the Fund and is primarily attributable to wash sale transactions from Global Balanced Allocation Fund, limitations of capital loss carryovers, and differing treatment for redemption in kind transactions. The net loss resulting from redemption in kind transactions was $93,101. The financial highlights exclude these adjustments.

            Accumulated        Accumulated
         Undistributed Net         Net
         Investment Income    Realized Loss    Paid-in Capital
         -----------------  -----------------  ---------------
            $1,399,999           $31,270         $(1,431,269)

      Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

GMO WORLD BALANCED ALLOCATION FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------

      SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
      Security transactions are accounted for on trade date. Income dividends and capital gain distributions from underlying funds are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Non-cash dividends, if any, are recorded at fair market value of the securities received. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

      EXPENSES
      The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds. In addition, the Fund will also incur certain fees and expenses indirectly as a shareholder in the underlying funds. Because the underlying funds have varied expense and fee levels and the Fund may own different proportions of underlying funds at different times, the amount of fees and expenses indirectly incurred by the Fund will vary.

      INVESTMENT RISK
      The Fund is subject to the investment risk associated with an investment in the underlying funds, some of which may invest in foreign securities. There are certain additional risks involved in investing in foreign securities that are not inherent in investments in domestic securities. These risks may involve adverse political and economic developments, including the possible imposition of capital controls or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times more volatile than securities of comparable U.S. companies and U.S. securities markets. The risks described above apply to an even greater extent to investments in emerging markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and developed foreign markets. Additionally, the investment risk associated with an investment in the underlying funds may be more pronounced to the extent that the underlying funds engage in derivative transactions.

2.    FEES AND OTHER TRANSACTIONS WITH AFFILIATES

      The Manager determines the allocation of the assets of the Fund among designated underlying funds. The Manager does not directly charge an advisory fee or shareholder service fee, but receives advisory and shareholder service fees from the underlying funds in which the Fund invests.

      GMO has entered into a binding agreement effective until at least June 30, 2003 to reimburse the Fund for its total annual operating expenses (excluding fees and expenses of the independent

GMO WORLD BALANCED ALLOCATION FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------
      Trustees of the Trust (including legal fees), brokerage commissions and other investment-related costs, hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes), securities lending fees and expenses, interest expense and transfer taxes).

      The Fund incurs fees and expenses indirectly as a shareholder in the underlying funds. For the year ended February 28, 2003, shareholder service fees incurred indirectly by the Fund were 0.13% of the Fund's average daily net assets, indirect operating expenses (excluding shareholder service fees and investment-related expenses) were 0.436% of the Fund's average daily net assets, and indirect investment-related expenses (including, but not limited to, interest expense, foreign audit expense, and investment-related legal expense) were 0.017% of the Fund's average daily net assets.

      The Fund's portion of the fee paid by the Trust to the independent Trustees during the year ended February 28, 2003 was $2,445. No remuneration is paid to any Trustee or officer who is affiliated with the Manager.

3.    PURCHASES AND SALES OF SECURITIES

      Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2003, aggregated $228,739,286 and $64,716,842, respectively.

      For the year ended February 28, 2003, the cost of purchases exclude the transfer of GMO Global Balanced Allocation Fund's investments in underlying funds of $146,529,743.

      At February 28, 2003, the cost for U.S. federal income tax purposes and gross unrealized appreciation and depreciation in value of investments were as follows:

                         Gross Unrealized  Gross Unrealized  Net Unrealized
         Aggregate Cost    Appreciation      Depreciation     Depreciation
         --------------  ----------------  ----------------  --------------
          $326,870,355      $2,991,380       $(25,713,149)    $(22,721,769)

4.    PRINCIPAL SHAREHOLDER

      At February 28, 2003, 45.7% of the outstanding shares of the Fund were held by one shareholder. Investment activities of this shareholder may have a material effect on the Fund.

GMO WORLD BALANCED ALLOCATION FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------

5.    SHARE TRANSACTIONS

      The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                                               Year Ended                Year Ended
                                                            February 28, 2003        February 28, 2002
                                                        -------------------------  ----------------------
                                                          Shares        Amount      Shares      Amount
         Class III:                                     -----------  ------------  ---------  -----------
         Shares sold                                     37,840,597  $318,274,774*    90,177  $   763,787
         Shares issued to shareholders
           in reinvestment of distributions                 443,693     3,651,607     19,848      164,333
         Shares repurchased                              (1,708,667)  (14,489,222)  (489,222)  (4,102,000)
                                                        -----------  ------------  ---------  -----------
         Net increase (decrease)                         36,575,623  $307,437,159   (379,197) $(3,173,880)
                                                        ===========  ============  =========  ===========

 * Includes a tax-free contribution of securities in-kind, which had a market value of $146,529,743, including unrealized loss of $5,545,507, on the date of contribution.

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE TRUSTEES OF GMO TRUST AND THE SHAREHOLDERS OF
GMO WORLD BALANCED ALLOCATION FUND

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO World Balanced Allocation Fund (the "Fund") (formerly World Equity Allocation Fund, a series of GMO Trust) at February 28, 2003, and the results of its operations, the changes in its net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 15, 2003

TRUSTEES AND OFFICERS (UNAUDITED)
The following tables list the Trust's Trustees and officers; their address and age; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information includes additional information about the Trust's trustees and is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

INDEPENDENT TRUSTEES:

                                                                                         Number of
                                                                                       Portfolios in
                                                        Term of         Principal          Fund
                                                     Office(1) and    Occupation(s)       Complex           Other
              Name, Address,         Position(s)       Length of       During Past       Overseen       Directorships
                 and Age           Held with Fund     Time Served      Five Years       by Trustee     Held by Trustee
         ------------------------  ---------------  ---------------  ---------------  ---------------  ---------------
         Jay O. Light              Trustee of the   Since May 1996   Professor of           39              *(2)
         c/o GMO Trust             Trust                             Business
         40 Rowes Wharf                                              Administration
         Boston, MA 02110                                            and Senior
         Age: 61                                                     Associate Dean,
                                                                     Harvard
                                                                     University.
         Donald W. Glazer, Esq.    Trustee of the   Since December   Advisory               39              None
         c/o GMO Trust             Trust            2000             Counsel,
         40 Rowes Wharf                                              Goodwin Procter
         Boston, MA 02110                                            LLP; Secretary
         Age: 58                                                     and Consultant,
                                                                     Provant, Inc.
                                                                     (provider of
                                                                     performance
                                                                     improvement
                                                                     training
                                                                     services and
                                                                     products)
                                                                     (1998 -
                                                                     present);
                                                                     Consultant --
                                                                     Business and
                                                                     Law.

 1 Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.
 2 Mr. Light is a director of Harvard Management Company, Inc. and Security Capital European Realty. Neither of these companies has a class of securities registered pursuant to Section 12 of the Securities Exchange Act or subject to the requirements of Section 15(d) of the Act and neither of these companies is a registered investment company.

INTERESTED TRUSTEES:

                                                                                         Number of
                                                                                       Portfolios in
                                                        Term of         Principal          Fund
                                                     Office(1) and    Occupation(s)       Complex           Other
              Name, Address,         Position(s)       Length of       During Past       Overseen       Directorships
                 and Age           Held with Fund     Time Served      Five Years       by Trustee     Held by Trustee
         ------------------------  ---------------  ---------------  ---------------  ---------------  ---------------

         R. Jeremy Grantham(3)     Chairman of the  Since September  Member,                39              None
         c/o GMO Trust             Board of         1985. President  Grantham, Mayo,
         40 Rowes Wharf            Trustees of the  from February    Van Otterloo &
         Boston, MA 02110          Trust            2002 - October   Co. LLC.
         Age: 64                                    2002.

 1 Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.
 3 Trustee is deemed to be an "interested person" of the Trust and Grantham, Mayo, Van Otterloo & Co. LLC, as defined by the 1940 Act.

PRINCIPAL OFFICERS:

                                                                               Term of
                                                                            Office(4) and              Principal Occupation(s)
              Name, Address,                 Position(s)                      Length of                      During Past
                  and Age                   Held with Fund                   Time Served                      Five Years
         -------------------------  ------------------------------  ------------------------------  ------------------------------
         Scott Eston                President and Chief Executive   President and Chief Executive   Chief Financial Officer
         c/o GMO Trust              Officer of the Trust            Officer since October 2002;     (1997 - present), Chief
         40 Rowes Wharf                                             Vice President from August      Operating Officer (2000 -
         Boston, MA 02110                                           1998 - October 2002.            present) and Member, Grantham,
         Age: 47                                                                                    Mayo, Van Otterloo & Co. LLC.
         Susan Randall Harbert      Chief Financial Officer and     Chief Financial Officer Since   Member, Grantham, Mayo, Van
         c/o GMO Trust              Treasurer of the Trust          February 2000; Treasurer since  Otterloo & Co. LLC.
         40 Rowes Wharf                                             February 1998.
         Boston, MA 02110
         Age: 45
         Brent Arvidson             Assistant Treasurer of the      Since September 1998.           Senior Fund Administrator,
         c/o GMO Trust              Trust                                                           Grantham, Mayo, Van
         40 Rowes Wharf                                                                             Otterloo & Co. LLC.
         Boston, MA 02110
         Age: 33
         William R. Royer, Esq.     Vice President and Clerk of     Vice President since February   General Counsel, Anti- Money
         c/o GMO Trust              the Trust                       1997; Clerk since March 2001;   Laundering Reporting Officer
         40 Rowes Wharf                                             May 1999 - August 1999.         (July 2002 - February 2003)
         Boston, MA 02110                                                                           and Member, Grantham, Mayo,
         Age: 37                                                                                    Van Otterloo & Co. LLC.
         Elaine M. Hartnett, Esq.   Vice President and Secretary    Vice President since August     Associate General Counsel,
         c/o GMO Trust              of the Trust                    1999; Secretary since March     Grantham, Mayo, Van
         40 Rowes Wharf                                             2001.                           Otterloo & Co. LLC (June
         Boston, MA 02110                                                                           1999 - present); Associate/
         Age: 58                                                                                    Junior Partner, Hale and Dorr
                                                                                                    LLP (1991 - 1999).
         Julie Perniola             Vice President and Anti- Money  Since February 2003.            Anti-Money Laundering
         c/o GMO Trust              Laundering Compliance Officer                                   Reporting Officer (February
         40 Rowes Wharf                                                                             2003 - present) and Compliance
         Boston, MA 02110                                                                           Officer, Grantham, Mayo, Van
         Age: 32                                                                                    Otterloo & Co. LLC.

 4 Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

GMO TAIWAN FUND
(A SERIES OF GMO TRUST)
ANNUAL REPORT
FEBRUARY 28, 2003

GMO TAIWAN FUND
(A SERIES OF GMO TRUST)
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT

Day-to-day management of the Fund's portfolio is the responsibility of the Emerging Markets Quantitative Division at Grantham, Mayo, Van Otterloo & Co. LLC.

MANAGEMENT DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

The GMO Taiwan Fund was launched in October 2002 to give emerging market equity separate account clients exposure to the market without having to register individually locally in Taiwan.

During the period from October 4, 2002 (commencement of operations) through February 28, 2003, Class III shares of the GMO Taiwan Fund returned 1.4%. The Fund's benchmark, MSCI Taiwan Index, returned 9.2% during the same period.

The underperformance is so pronounced due to the fact that the Taiwan market rose 15% during the period from October 4, 2002 through October 31, 2002 (as measured by MSCI) and the GMO Taiwan Fund was largely invested in cash as we slowly built our positions in the market.

From October 31, 2002 until February 28, 2002 the GMO Taiwan Fund fell 5.2% while the MSCI Taiwan declined 5.4%.

OUTLOOK

While we have moved to an underweight position of Taiwan in our global emerging market equity portfolios, it remains a significant part of the benchmark and therefore an important part of all global portfolios. We will continue to use this fund as a way to give clients access to this market.

THE VIEWS EXPRESSED HEREIN ARE EXCLUSIVELY THOSE OF GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC MANAGEMENT AS OF THE DATE OF THIS REPORT AND ARE SUBJECT TO CHANGE. THEY ARE NOT MEANT AS INVESTMENT ADVICE.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC


 COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
GMO TAIWAN FUND CLASS III SHARES AND THE MSCI TAIWAN INDEX
                 AS OF FEBRUARY 28, 2003                    GMO TAIWAN FUND  MSCI TAIWAN INDEX
10/4/2002                                                            $9,985            $10,000
12/31/2002                                                          $10,000            $11,075
2/28/2003                                                           $10,079            $10,924

AVERAGE ANNUAL TOTAL RETURN
                               SINCE
                             INCEPTION
                             10/4/2002
Class III                        0.79%

Performance shown is net of all fees after reimbursement from the manager. Returns and net asset values of fund investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. Each performance figure assumes purchase at the beginning and redemption at the end of the stated period and reflects a transaction fee of 15 bp on the purchase and 45 bp on the redemption. Transaction fees are retained by the Fund to cover trading costs. Past performance is not indicative of future performance. Information is unaudited.

GMO TAIWAN FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2003

  SHARES    DESCRIPTION                                              VALUE ($)
-------------------------------------------------------------------------------
            COMMON STOCKS -- 100.3%
            TAIWAN -- 100.3%
   365,000  Ambit Microsystems Corp                                   1,123,885
 3,008,000  Asustek Computer Inc                                      5,107,108
 2,553,000  Cheng Loong Corp*                                           767,737
 3,940,000  China Bills Finance Corp*                                 1,009,093
18,208,000  China Development Financial Holding Corp*                 6,864,023
 1,232,000  China Manmade Fibers*                                       528,253
 6,037,000  China Petrochemical Development Corp*                       764,397
 4,999,000  China Steel Corp                                          3,107,292
   858,000  Chung Shing Textile Co Ltd*                                  66,171
 1,486,000  Compal Electronics Inc                                    1,432,547
 1,215,000  Compeq Manufacturing Co Ltd*                                587,396
   489,600  Delta Electronics Inc                                       512,847
   274,000  Far Eastern Department Stores Ltd                            64,656
 1,880,000  First Financial Holding Co Ltd*                           1,173,986
   193,000  Formosa Plastics Corp                                       242,708
   691,000  Fubon Financial Holding Co Ltd                              542,858
   440,000  GigaByte Technology Co Ltd                                  595,108
   756,000  Goldsun Development & Construction Co Ltd*                   88,762
    53,000  Hon Hai Precision Industry Co Ltd                           170,820
 2,746,000  Hsinchu International Bank*                               1,110,253
 5,644,000  Inventec Co Ltd                                           3,248,345
     2,000  Mitac International Corp                                        708
   222,600  Nan Ya Plastic Corp                                         220,358
 3,970,571  Orient Semiconductor Electronics Ltd*                       611,297
13,875,000  Pacific Electric Wire & Cable Co Ltd*                     1,297,662
 1,834,000  Picvue Electronics Ltd*                                     635,963
   728,000  Quanta Computer Inc                                       1,256,978
 3,129,000  Ritek Corp                                                1,476,708
   849,000  Synnex Technology International Corp                      1,187,378
 5,528,000  Taiwan Cement Corp*                                       1,948,719
   630,000  Taiwan Tea Corp*                                             76,144
   641,000  United Microelectronics*                                    363,387
 6,596,000  Walsin Lihwa Corp*                                        1,945,583
 1,394,000  Winbond Electronics Corp*                                   561,611
   484,000  Yang Ming Marine Transport*                                 254,883
   241,000  Yieh Loong Co Ltd*                                           98,134

              See accompanying notes to the financial statements.              1

GMO TAIWAN FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2003

  SHARES    DESCRIPTION                                              VALUE ($)
-------------------------------------------------------------------------------
            TAIWAN -- CONTINUED
   205,600  Yulon Motor Co                                              243,170
                                                                     ----------
                                                                     41,286,928
                                                                     ----------

            TOTAL COMMON STOCKS (COST $41,306,566)                   41,286,928
                                                                     ----------
            TOTAL INVESTMENTS -- 100.3%
            (Cost $41,306,566)                                       41,286,928

            Other Assets and Liabilities (net) -- (0.3%)               (119,571)
                                                                     ----------
            TOTAL NET ASSETS -- 100.0%                               $41,167,357
                                                                     ==========

NOTES TO SCHEDULE OF INVESTMENTS:

 *    Non-income producing security.

2             See accompanying notes to the financial statements.

GMO TAIWAN FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- INDUSTRY SECTOR SUMMARY
(SHOWING PERCENTAGE OF EQUITY INVESTMENTS)
FEBRUARY 28, 2003 (UNAUDITED)

At February 28, 2003, industry sector diversification of the Fund's equity investments was as follows:

INDUSTRY SECTOR
--------------------------------------------------------------------
Information Technology                                         45.7%
Financials                                                     25.9
Materials                                                      18.8
Industrials                                                     8.5
Consumer Discretionary                                          0.9
Consumer Staples                                                0.2
                                                              -----
                                                              100.0%
                                                              =====

              See accompanying notes to the financial statements.              3

GMO TAIWAN FUND
(A SERIES OF GMO TRUST)
STATEMENT OF ASSETS AND LIABILITIES -- FEBRUARY 28, 2003
--------------------------------------------------------------------------------

ASSETS:
   Investments, at value (cost $41,306,566) (Note 1)          $41,286,928
   Cash                                                            10,607
   Foreign currency, at value (cost $1,571) (Note 1)                1,574
                                                              -----------

      Total assets                                             41,299,109
                                                              -----------

LIABILITIES:
   Payable to affiliate for (Note 2):
      Management fee                                               27,768
      Shareholder service fee                                       5,142
   Accrued expenses                                                98,842
                                                              -----------

      Total liabilities                                           131,752
                                                              -----------
NET ASSETS                                                    $41,167,357
                                                              ===========

NET ASSETS CONSIST OF:
   Paid-in capital                                            $40,165,284
   Accumulated net realized gain                                1,021,708
   Net unrealized depreciation                                    (19,635)
                                                              -----------
                                                              $41,167,357
                                                              ===========

NET ASSETS ATTRIBUTABLE TO:
   Class III shares                                           $41,167,357
                                                              ===========

SHARES OUTSTANDING:
   Class III                                                    2,030,383
                                                              ===========

NET ASSET VALUE PER SHARE:
   Class III                                                  $     20.28
                                                              ===========

4             See accompanying notes to the financial statements.

GMO TAIWAN FUND
(A SERIES OF GMO TRUST)
STATEMENT OF OPERATIONS -- PERIOD FROM OCTOBER 4, 2002 (COMMENCEMENT OF OPERATIONS) THROUGH FEBRUARY 28, 2003
--------------------------------------------------------------------------------

INVESTMENT INCOME:
   Dividends (net of withholding taxes of $7,713)             $   31,159
   Interest                                                       30,677
                                                              ----------

      Total income                                                61,836
                                                              ----------
EXPENSES:
   Management fee (Note 2)                                       154,861
   Custodian fees                                                 89,350
   Audit fees                                                     42,528
   Transfer agent fees                                            11,754
   Legal fees                                                      5,120
   Trustees fees and related expenses (Note 2)                       454
   Miscellaneous                                                   3,104
                                                              ----------
                                                                 307,171
   Shareholder service fee (Note 2) - Class III                   28,678
      Net expenses                                               335,849
                                                              ----------

            Net investment loss                                 (274,013)
                                                              ----------

REALIZED AND UNREALIZED GAIN (LOSS):
   Net realized gain (loss) on:
      Investments                                              1,413,866
      Foreign currency, forward contracts and foreign
      currency related transactions                             (118,145)
                                                              ----------

         Net realized gain                                     1,295,721
                                                              ----------

   Change in net unrealized appreciation (depreciation) on:
      Investments                                                (19,638)
      Foreign currency, forward contracts and foreign
      currency related transactions                                    3
                                                              ----------

         Net unrealized loss                                     (19,635)
                                                              ----------

      Net realized and unrealized gain                         1,276,086
                                                              ----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS          $1,002,073
                                                              ==========

              See accompanying notes to the financial statements.              5

GMO TAIWAN FUND
(A SERIES OF GMO TRUST)
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                              PERIOD FROM OCTOBER 4, 2002
                                                              (COMMENCEMENT OF OPERATIONS)
                                                               THROUGH FEBRUARY 28, 2003
                                                              ----------------------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
   Net investment loss                                                $  (274,013)
   Net realized gain                                                    1,295,721
   Change in net unrealized appreciation (depreciation)                   (19,635)
                                                                      -----------

   Net increase in net assets from operations                           1,002,073
                                                                      -----------
   Net share transactions (Note 5):
      Class III                                                        40,165,284
                                                                      -----------
   Increase in net assets resulting from net share
    transactions                                                       40,165,284
                                                                      -----------

      Total increase in net assets                                     41,167,357
NET ASSETS:
   Beginning of period                                                         --
                                                                      -----------
   End of period                                                      $41,167,357
                                                                      ===========

6             See accompanying notes to the financial statements.

GMO TAIWAN FUND
(A SERIES OF GMO TRUST)
FINANCIAL HIGHLIGHTS
(FOR A CLASS III SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                                                   PERIOD FROM
                                                                 OCTOBER 4, 2002
                                                                  (COMMENCEMENT
                                                              OF OPERATIONS) THROUGH
                                                                FEBRUARY 28, 2003
                                                              ----------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                 $ 20.00
                                                                     -------

Income from investment operations:
   Net investment loss                                                 (0.12)(a)
   Net realized and unrealized gain                                     0.40
                                                                     -------

      Total from investment operations                                  0.28
                                                                     -------
NET ASSET VALUE, END OF PERIOD                                       $ 20.28
                                                                     =======
TOTAL RETURN                                                            1.40%**

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)                                 $41,167
   Net expenses to average daily net assets                             1.76%*
   Net investment income to average daily net assets                   (1.43)%*
   Portfolio turnover rate                                                50%
   Purchase and redemption fees consisted of the following
     per share amounts:                                              $  0.01

*    Annualized.
**   Not annualized.
(a)  Computed using average shares outstanding throughout the period.

              See accompanying notes to the financial statements.              7

GMO TAIWAN FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS
FEBRUARY 28, 2003
--------------------------------------------------------------------------------

1.    SIGNIFICANT ACCOUNTING POLICIES

      GMO Taiwan Fund (the "Fund"), which commenced operations on October 4, 2002, is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts Business Trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees to create an unlimited number of series ("Funds"), each of which issues a separate series of shares, and to subdivide a series of shares into classes.

      The Fund seeks high total return through investment in equity securities traded in the Taiwan securities markets. The Fund's benchmark is the MSCI Taiwan Index.

      The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      PORTFOLIO VALUATION
      Portfolio securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price. Securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, and those values are then translated into U.S. dollars at the current exchange rate. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair value. Shares of mutual funds are valued at their net asset value as reported on each business day. Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction. A security's value may be deemed unreliable if, for example, the Manager becomes aware of information or events occurring after the close of a foreign market that would materially affect that security's value.

      FOREIGN CURRENCY TRANSLATION
      The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on

GMO TAIWAN FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------
      the current exchange rates each business day. Income and expenses denominated in foreign currencies are translated at current exchange rates when accrued or incurred. The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of foreign currencies and forward foreign currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid.

      FORWARD CURRENCY CONTRACTS
      The Fund may enter into forward currency contracts in connection with settling planned purchases or sales of securities or to hedge the currency exposure associated with some or all of the Fund's portfolio securities. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if there are movements in foreign currency values that are unfavorable to the Fund. There were no forward foreign currency contracts outstanding as of February 28, 2003.

      FUTURES CONTRACTS
      The Fund may purchase and sell futures contracts to manage its exposure to the financial markets. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. Upon entering into a futures contract, the Fund is required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. government and agency obligations in accordance with the initial margin requirements of the broker or exchange. In addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contracts. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is liquidated on the following business day. Gains or losses are recognized but not considered realized until the contracts expire or are

GMO TAIWAN FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------
      closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Losses may arise from the changes in the value of the underlying instrument, if there is an illiquid secondary market for the contracts, or if counterparties do not perform under the contract terms. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. As of February 28, 2003, there were no outstanding futures contracts.

      OPTIONS
      The Fund may write call and put options on futures, securities or currencies it owns or in which it may invest. Writing put options tends to increase the Fund's exposure to the underlying instrument. Writing call options tends to decrease the Fund's exposure to the underlying instrument. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased
      (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. At February 28, 2003, there were no open written option contracts.

      The Fund may also purchase put and call options. Purchasing call options tends to increase the Fund's exposure to the underlying instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying instrument. The Fund pays a premium which is included in the Fund's Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, security or currency transaction to determine the realized gain or loss. The risk associated with purchasing put and call options is limited to the premium paid. At February 28, 2003, there were no open purchased option contracts.

      Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by a primary pricing source chosen by the Manager.

      INDEXED SECURITIES
      The Fund may invest in indexed securities whose redemption values and/or coupons are linked to the prices of other securities, securities indices, or other financial indicators. The Fund uses indexed

GMO TAIWAN FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------
      securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets that may be difficult to invest in through conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment.

      SWAP AGREEMENTS
      The Fund may enter into swap agreements to manage its exposure to the financial markets. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into total return swap agreements, which involve a commitment by one party in the agreement to pay interest in exchange for a market linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. The Fund may also enter into contracts for differences in which the Fund agrees with the counterparty that its return will be based on the relative performance of two different groups or "baskets" of securities, adjusted by an interest rate payment. To the extent that the relative performance of the two baskets of securities exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. In connection with these agreements, cash or securities may be set aside as collateral by the Fund's custodian in accordance with the terms of the swap agreement. The Fund earns interest on cash set aside as collateral. Swaps are marked to market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. These financial instruments are not actively traded on financial markets. The values assigned to these instruments are based upon the best available information and because of the uncertainty of the valuation, these values may differ significantly from the values that would have been realized had a ready market for these instruments existed, and the differences could be material. Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, or that there may be unfavorable changes in the price of the security or index underlying these transactions. At February 28, 2003, there were no outstanding swap contracts.

      SECURITY LENDING
      The Fund may lend its securities to certain qualified brokers. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of loss with respect to the

GMO TAIWAN FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------
      investment of the collateral, the risk of delay in recovery or loss of rights in the collateral should the borrower of the securities fail financially. The Fund receives compensation for lending its securities. At February 28, 2003, the Fund did not have any securities on loan.

      TAXES AND DISTRIBUTIONS
      The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryover for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary. Taxes on foreign interest and dividend income are withheld in accordance with the applicable country's tax treaty with the United States.

      The Fund's policy is to declare and pay distributions from net investment income semi-annually, and from net realized short-term and long-term capital gains at least annually. All distributions will be paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

      Dividends received by shareholders of the Fund which are derived from foreign source income and foreign taxes paid by the Fund are to be treated, to the extent allowable under the Code, as if received and paid by the shareholders of the Fund.

      The Fund is currently subject to Taiwan security transaction tax of 0.3% on equities and 0.1% on corporate bonds and mutual fund shares of the transaction amount.

      Income dividends and capital gain distrbutions are determined in accordance with U.S. federal income tax regulations which may differ from U.S. GAAP.

      As of February 28, 2003, the components of distributable earnings on a tax basis consisted of $1,038,055 of undistributed ordinary income. The temporary differences between book and tax basis distributable earnings are primarily due to losses on wash sale transactions.

      The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 2003. This

GMO TAIWAN FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------
      reclassification has no impact on net investment income, realized gain/loss or the net asset value of the Fund and is primarily attributable to foreign currency transactions and the net operating loss. The financial highlights exclude these adjustments.

            Accumulated        Accumulated
         Undistributed Net  Undistributed Net
         Investment Income    Realized Gain
         -----------------  -----------------
             $274,013           $(274,013)

      Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

      SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
      Security transactions are accounted for on trade date. Dividend income, net of applicable withholding taxes, is recorded on the ex-dividend date, or when the Fund is informed of the ex-dividend date, if later. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and discounts. Non cash dividends, if any, are recorded at the fair market value of the securities received. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

      Taiwanese companies typically declare dividends in the Fund's first fiscal quarter of each year. As a result, the Fund receives substantially less dividend income in the second half of its year. Interest income, which includes accretion of original discount, is accrued as earned.

      Dividend and interest income generated in Taiwan is subject to a 20% withholding tax. Stock dividends received (except those which have resulted from capitalization of capital surplus) are taxable at 20% of the par value of the stock dividends received.

      EXPENSES
      The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

      PURCHASES AND REDEMPTIONS OF FUND SHARES
      The premium on cash purchases of Fund shares is .15% of the amount invested. In the case of cash redemptions, the fee is .45% of the amount redeemed. If the Manager determines that any portion of a cash purchase or redemption fee is offset by a corresponding cash redemption or purchase occurring on the same day, the purchase premium or redemption fee charged by the Fund will be reduced by 100% with respect to that portion. In addition, the purchase premium or redemption fee

GMO TAIWAN FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------
      charged by the Fund may be waived if the Manager determines the Fund is either substantially overweighted or underweighted in cash so that a redemption or purchase will not require a securities transaction. All purchase premiums and redemption fees are paid to and recorded by the Fund as paid-in capital. For the period ended February 28, 2003, the Fund received $74,686 in purchase premiums and $43,358 in redemption fees. There was no premium for reinvested distributions.

      INVESTMENT RISK
      Investments in emerging countries present certain risks that are not inherent in many other securities. Many emerging countries present elements of political and/or economic instability. The securities markets of emerging countries are generally smaller and less developed than the securities markets of the U.S. and developed foreign markets. Further, countries may impose various types of foreign currency regulations or controls which may impede the Fund's ability to repatriate amounts it receives. The Fund may acquire interests in securities in anticipation of improving conditions in the related countries. These factors may result in significant volatility in the values of its holdings. The markets for emerging countries are relatively illiquid. Accordingly, the Fund may not be able to realize in an actual sale amounts approximating those used to value its holdings.

2.    FEES AND OTHER TRANSACTIONS WITH AFFILIATES

      GMO earns a management fee paid monthly at the annual rate of .81% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on the average daily net assets at the annual rate of .15% for Class III shares.

      The Fund's portion of the fee paid by the Trust to the independent Trustees during the period ended February 28, 2003, was $274. No remuneration is paid to any Trustee or officer who is affiliated with the Manager.

3.    PURCHASES AND SALES OF SECURITIES

      Cost of purchase and proceeds from sales of securities, excluding short-term investments, for the period ended February 28, 2003, aggregated $59,600,002 and $19,707,301, respectively.

GMO TAIWAN FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------

      At February 28, 2003, the cost for Federal income tax purposes and gross unrealized appreciation and depreciation in the value of investments held were as follows:

                         Gross Unrealized  Gross Unrealized  Net Unrealized
         Aggregate Cost    Appreciation      Depreciation     Depreciation
         --------------  ----------------  ----------------  --------------
          $41,322,913       $3,282,500       $(3,318,485)       $(35,985)

4.    PRINCIPAL SHAREHOLDER

      At February 28, 2003, 90.6% of the outstanding shares of the Fund were held by one shareholder. Investment activities of this shareholder may have a material effect on the Fund.

5.    SHARE TRANSACTIONS

      The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                                                  Period from October 4, 2002
                                                                       (commencement of
                                                                          operations)
                                                                   through February 28, 2003
                                                                  ---------------------------
                                                                     Shares        Amount
         Class III:                                               ------------  -------------
         Shares sold                                                2,471,225    $49,791,166
         Shares issued to shareholders
           in reinvestment of distributions                                --             --
         Shares repurchased                                          (440,842)    (9,625,882)
                                                                   ----------    -----------
         Net increase                                               2,030,383    $40,165,284
                                                                   ==========    ===========

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE TRUSTEES OF GMO TRUST AND THE SHAREHOLDERS OF
GMO TAIWAN FUND

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Taiwan Fund (the "Fund") (a series of the GMO Trust) at February 28, 2003, and the results of its operations, the changes in its net assets and the financial highlights for the period from October 4, 2002 (commencement of operations) to February 28, 2003, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at February 28, 2003 by correspondence with the custodian, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 15, 2003

TRUSTEES AND OFFICERS (UNAUDITED)
The following tables list the Trust's Trustees and officers; their address and age; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information includes additional information about the Trust's trustees and is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

INDEPENDENT TRUSTEES:

                                                                                                   Number of
                                                                                                 Portfolios in
                                                        Term of              Principal               Fund
                                                     Office(1) and         Occupation(s)            Complex           Other
              Name, Address,         Position(s)       Length of            During Past            Overseen       Directorships
                 and Age           Held with Fund     Time Served           Five Years            by Trustee     Held by Trustee
         ------------------------  ---------------  ---------------  -------------------------  ---------------  ---------------
         Jay O. Light              Trustee of the   Since May 1996   Professor of Business            39              *(2)
         c/o GMO Trust             Trust                             Administration and Senior
         40 Rowes Wharf                                              Associate Dean, Harvard
         Boston, MA 02110                                            University.
         Age: 61
         Donald W. Glazer, Esq.    Trustee of the   Since December   Advisory Counsel, Goodwin        39              None
         c/o GMO Trust             Trust            2000             Procter LLP; Secretary
         40 Rowes Wharf                                              and Consultant,
         Boston, MA 02110                                            Provant, Inc. (provider
         Age: 58                                                     of performance
                                                                     improvement training
                                                                     services and products)
                                                                     (1998 - present);
                                                                     Consultant -- Business
                                                                     and Law.

 1 Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.
 2 Mr. Light is a director of Harvard Management Company, Inc. and Security Capital European Realty. Neither of these companies has a class of securities registered pursuant to Section 12 of the Securities Exchange Act or subject to the requirements of Section 15(d) of the Act and neither of these companies is a registered investment company.

INTERESTED TRUSTEES:

                                                                                                   Number of
                                                                                                 Portfolios in
                                                        Term of              Principal               Fund
                                                     Office(1) and         Occupation(s)            Complex           Other
              Name, Address,         Position(s)       Length of            During Past            Overseen       Directorships
                 and Age           Held with Fund     Time Served           Five Years            by Trustee     Held by Trustee
         ------------------------  ---------------  ---------------  -------------------------  ---------------  ---------------

         R. Jeremy Grantham(3)     Chairman of the  Since September  Member, Grantham, Mayo,          39              None
         c/o GMO Trust             Board of         1985. President  Van Otterloo & Co. LLC.
         40 Rowes Wharf            Trustees of the  from February
         Boston, MA 02110          Trust            2002 - October
         Age: 64                                    2002.

 1 Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.
 3 Trustee is deemed to be an "interested person" of the Trust and Grantham, Mayo, Van Otterloo & Co. LLC, as defined by the 1940 Act.

PRINCIPAL OFFICERS:

                                                            Term of Office(4)               Principal Occupation(s)
                  Name, Address,             Position(s)      and Length of                       During Past
                      and Age               Held with Fund     Time Served                         Five Years
         ---------------------------------  --------------  -----------------  --------------------------------------------------

         Scott Eston                        President and   President and      Chief Financial Officer (1997 - present), Chief
         c/o GMO Trust                      Chief           Chief Executive    Operating Officer (2000 - present) and Member,
         40 Rowes Wharf                     Executive       Officer since      Grantham, Mayo, Van Otterloo & Co. LLC.
         Boston, MA 02110                   Officer of the  October 2002;
         Age: 47                            Trust           Vice President
                                                            from August
                                                            1998 - October
                                                            2002.

         Susan Randall Harbert              Chief           Chief Financial    Member, Grantham, Mayo, Van Otterloo & Co. LLC.
         c/o GMO Trust                      Financial       Officer Since
         40 Rowes Wharf                     Officer and     February 2000;
         Boston, MA 02110                   Treasurer of    Treasurer since
         Age: 45                            the Trust       February 1998.

         Brent Arvidson                     Assistant       Since September    Senior Fund Administrator, Grantham, Mayo, Van
         c/o GMO Trust                      Treasurer of    1998.              Otterloo & Co. LLC.
         40 Rowes Wharf                     the Trust
         Boston, MA 02110
         Age: 33

         William R. Royer, Esq.             Vice President  Vice President     General Counsel, Anti- Money Laundering Reporting
         c/o GMO Trust                      and Clerk of    since February     Officer (July 2002 - February 2003) and Member,
         40 Rowes Wharf                     the Trust       1997; Clerk since  Grantham, Mayo, Van Otterloo & Co. LLC.
         Boston, MA 02110                                   March 2001; May
         Age: 37                                            1999 - August
                                                            1999.

         Elaine M. Hartnett, Esq.           Vice President  Vice President     Associate General Counsel, Grantham, Mayo, Van
         c/o GMO Trust                      and Secretary   since August       Otterloo & Co. LLC (June 1999 - present);
         40 Rowes Wharf                     of the Trust    1999; Secretary    Associate/ Junior Partner, Hale and Dorr LLP
         Boston, MA 02110                                   since March 2001.  (1991 - 1999).
         Age: 58

         Julie Perniola                     Vice President  Since February     Anti-Money Laundering Reporting Officer (February
         c/o GMO Trust                      and Anti-       2003.              2003 - present) and Compliance Officer, Grantham,
         40 Rowes Wharf                     Money                              Mayo, Van Otterloo & Co. LLC.
         Boston, MA 02110                   Laundering
         Age: 32                            Compliance
                                            Officer

 4 Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

GMO SHORT-DURATION COLLATERAL FUND
(A SERIES OF GMO TRUST)
ANNUAL REPORT
FEBRUARY 28, 2003

GMO SHORT-DURATION COLLATERAL FUND
(A SERIES OF GMO TRUST)
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT

Day-to-day management of the Fund's portfolio is the responsibility of the Fixed Income Division at Grantham, Mayo, Van Otterloo & Co. LLC.

MANAGEMENT DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

From its November 26, 2002 inception, shares of the GMO Short-Duration Collateral Fund (SDCF) returned +0.2% for the fiscal year ended February 28, 2003, as compared with the 0.4% return of the J.P. Morgan US 3-Month Cash Index.

The Fund underperformed the benchmark during the period by 14 basis points. Gains from narrower swap spreads were more than offset by losses due to deterioration in credit quality. At fiscal year-end, approximately 87% of the portfolio was AAA-rated, 3% AA-rated and the remaining 10% A-rated. Approximately 56% of the Fund was invested in highly-rated, asset-backed securities. These included issues backed by auto, truck, credit card, and healthcare receivables. Approximately 18% of the Fund was invested in US government agency issues that offer higher yields than similar maturity US Treasury securities. The remainder of the Fund was split between collateralized bond obligations (14%) and corporate bonds (3%).

OUTLOOK

The Fund focuses on high credit quality and low-volatility, but less-liquid sectors of the US bond market that offer attractive returns relative to the index.

THE VIEWS EXPRESSED HEREIN ARE EXCLUSIVELY THOSE OF GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC MANAGEMENT AS OF THE DATE OF THIS REPORT AND ARE SUBJECT TO CHANGE. THEY ARE NOT MEANT AS INVESTMENT ADVICE.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC


 COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
        GMO SHORT-DURATION COLLATERAL FUND AND THE
J.P. MORGAN U.S. 3 MONTH CASH INDEX AS OF FEBRUARY 28, 2003  GMO SHORT-DURATION COLLATERAL FUND  J.P. MORGAN U.S. 3 MONTH CASH INDEX
11/26/2002                                                                              $10,000                              $10,000
12/31/2002                                                                               $9,992                              $10,015
2/28/2003                                                                               $10,024                              $10,038

TOTAL RETURN
              SINCE INCEPTION
                11/26/2002
Class III               0.24%

Performance shown is net of all fees after reimbursement from the manager. Returns and net asset values of fund investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. Past performance is not indicative of future performance. Information is unaudited.

GMO SHORT-DURATION COLLATERAL FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2003

        PAR VALUE ($)  DESCRIPTION                                           VALUE ($)
-----------------------------------------------------------------------------------------
                       DEBT OBLIGATIONS -- 91.9%
                       ASSET-BACKED SECURITIES -- 70.1%
                       AIRLINES -- 2.6%
           37,600,000  Aircraft Finance Trust Series 99-1A Class A1,
                         Variable Rate, 1 mo. LIBOR + .48%, 1.82%, due
                         05/15/24                                              29,328,000
                                                                           --------------
                       AUTOMOTIVE -- 5.6%
           15,000,000  Americredit Automobile Receivables Trust Series
                         00-B Class A4,
                         Variable Rate, 1 mo. LIBOR + .20%, 1.54%, due
                         04/05/07                                              14,990,625
           15,000,000  Capital Auto Receivables Asset Trust (GMAC) Series
                         03-1
                         Class A3A, 2.75%, due 04/16/07                        15,168,750
           14,500,000  Ford Credit Auto Owner Trust Series 03-A Class
                         A4A, 2.70%,
                         due 06/15/07                                          14,536,250
           20,000,000  Volkswagen Credit Auto Master Trust Series 00-1
                         Class A,
                         Variable Rate, 1 mo. LIBOR +.16%, 1.50%, due
                         08/20/07                                              20,022,000
                                                                           --------------
                                                                               64,717,625
                                                                           --------------
                       BANKING -- 2.2%
           25,000,000  Aesop Funding II LLC Series 03-2A Class A1, 2.74%,
                         due 06/20/07                                          24,999,727
                                                                           --------------
                       COMMERCIAL MORTGAGE BACKED SECURITY -- 1.5%
           16,448,000  Morgan Stanley Dean Witter Capital I Series
                         03-TOP9 Class A1, 3.98%, due 11/13/36                 16,728,130
                                                                           --------------
                       EMERGING MARKETS COLLATERALIZED DEBT OBLIGATIONS -- 4.7%
           22,531,292  Anfield Road I Ltd Series 1 Class A,
                         Variable Rate, 6 mo. LIBOR + .25%, 1.60%, due
                         11/06/06                                              21,844,088
            9,539,822  Augusta Funding Ltd Series 96-AX,
                         Variable Rate, 1 mo. LIBOR + .25%, 1.43%, due
                         10/21/08                                               9,432,499
            4,906,989  Augusta Funding Ltd Series 97-B Class A, MBIA,
                         Variable Rate, 6 mo. LIBOR + .19%, 1.90%, due
                         04/10/10                                               4,821,116
           18,514,784  Starvest Emerging Markets CBO-I Series 1A, Class
                         A,
                         Variable Rate, 6 mo. LIBOR + .19%, 1.53%, due
                         07/30/11                                              17,993,223
                                                                           --------------
                                                                               54,090,926
                                                                           --------------

              See accompanying notes to the financial statements.

GMO SHORT-DURATION COLLATERAL FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2003

        PAR VALUE ($)  DESCRIPTION                                           VALUE ($)
-----------------------------------------------------------------------------------------
                       EQUIPMENT LEASES -- 0.2%
            2,522,403  Xerox Equipment Lease Owner Trust Series 01-1
                         Class A, 144A, Variable Rate, 1 mo. LIBOR +
                         2.00%, 3.34%, due 02/15/08                             2,523,979
                                                                           --------------
                       HEALTH CARE EQUIPMENT RECEIVABLES -- 0.4%
            5,571,895  DVI Business Credit Receivables Corp III Series
                         98-1A Class A, Variable Rate, 1 mo. LIBOR +
                         .35%, 1.69%, due 01/15/04(a)                           5,014,705
                                                                           --------------
                       HIGH YIELD COLLATERALIZED DEBT OBLIGATIONS -- 6.2%
            3,180,886  Cigna CBO Ltd Series 96-1 Class A2, 144A, Step Up,
                         6.46%,
                         due 11/15/08                                           3,261,457
           22,338,462  Great Point CBO Ltd Series 98-1A Class A1, 144A,
                         Variable Rate, 6 mo. LIBOR + .30%, 2.02%, due
                         10/15/10                                              21,498,759
            8,000,000  Nomura CBO Ltd Series 97-2 Class A2, 144A, Step
                         Up, 6.26%,
                         due 10/30/09                                           7,902,480
           22,555,435  Northstar CBO Ltd. Series 97-2 Class A2, 144A,
                         Variable Rate, Step Up, 6.62%, due 07/15/09           18,946,565
            4,267,647  Pacific Life CBO Series 98-1A Class A2A, 144A,
                         Step Up, 6.56%,
                         due 02/15/10                                           4,263,934
           14,800,000  Rhyno CBO Delaware Corp Series 97-1 Class A-2,
                         144A, Step Up, 6.33%, due 09/15/09                    15,250,512
                                                                           --------------
                                                                               71,123,707
                                                                           --------------
                       INSURANCE -- 8.9%
            8,021,762  Clydesdale CBO 1 Ltd Series 1A Class A2 144A,
                         6.83%,
                         due 03/25/11                                           8,122,034
            7,050,737  DLJ CBO Ltd Series 1A Class A2 144A, 6.68%, due
                         04/15/11                                               7,050,737
           29,200,000  Meridian Funding Co LLC, MBIA, 144A,
                         Variable Rate, 1 mo. LIBOR + .38%, 1.71%, due
                         06/22/11                                              28,944,500
           10,765,094  Northstar CBO Ltd. Series 97-2I Class A2, 144A,
                         Variable Rate, Step Up, 4.12%, due 07/15/09           10,716,866
           28,650,000  Pemex Finance Ltd Series 1A1, AMBAC 144A, 6.30%,
                         due 05/15/10                                          31,845,621
           12,000,000  PFS Financing Corp Series 01-FA Class A, MBIA,
                         144A,
                         Variable Rate, 1 mo. LIBOR + .33%, 1.67%, due
                         06/15/08                                              11,955,000
            3,066,664  Polaris Funding Company, Series EMTN,
                         Variable Rate, 1 mo. LIBOR + .45%, 1.79%, due
                         01/07/05                                               3,062,831
                                                                           --------------
                                                                              101,697,589
                                                                           --------------

              See accompanying notes to the financial statements.
2

GMO SHORT-DURATION COLLATERAL FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2003

        PAR VALUE ($)  DESCRIPTION                                           VALUE ($)
-----------------------------------------------------------------------------------------
                       OTHER CREDIT CARDS -- 23.6%
           15,000,000  American Express Credit Account Master Trust
                         Series 01-6
                         Class A, Variable Rate, 1 mo. LIBOR + .12%,
                         1.46%,
                         due 12/15/08                                          15,009,375
           15,000,000  American Express Credit Account Master Trust
                         Series 02-6
                         Class A, Variable Rate, 1 mo. LIBOR + .14%,
                         1.48%,
                         due 03/15/10                                          15,009,961
           16,000,000  Bank One Issuance Trust Series 02-A5 Class A5,
                         1.46%,
                         due 06/15/10                                          16,010,000
           20,000,000  Capital One Master Trust Series 00-4 Class A,
                         Variable Rate, 1 mo. LIBOR + .14%, 1.48%, due
                         08/15/08                                              19,890,000
           20,000,000  Chase Credit Card Master Trust Series 01-6 Class
                         A,
                         Variable Rate, 1 mo. LIBOR + .13%, 1.47%, due
                         03/16/09                                              20,022,000
           15,650,000  Chase Credit Card Master Trust Series 02-1 Class
                         A,
                         Variable Rate, 1 mo. LIBOR + .10%, 1.44%, due
                         06/15/09                                              15,637,773
           15,200,000  Citibank Credit Card Issuance Trust Series 00-B2
                         Class B2,
                         Variable Rate, 3 mo. LIBOR + .25%, 1.63%, due
                         10/15/07                                              15,149,840
           18,400,000  Discover Card Master Trust I Series 00-5 Class A,
                         Variable Rate, 1 mo. LIBOR + .18%, 1.52%, due
                         11/15/07                                              18,444,562
           10,000,000  Discover Card Master Trust I Series 02-3 Class A,
                         Variable Rate, 1 mo. LIBOR + .11%, 1.45%, due
                         11/17/09                                               9,989,844
GBP        20,000,000  Earls Five Ltd Series EMTN, 3 mo. GBP LIBOR +
                         .14%, 3.82%,
                         due 02/27/08                                          31,243,684
           20,000,000  Gracechurch Card Funding Plc Series 2 Class A,
                         1.46%,
                         due 10/15/09                                          19,995,312
           30,000,000  MBNA Credit Card Master Trust Series 02-A4
                         Class A4,
                         Variable Rate, 1 mo. LIBOR + .11%, 1.45%, due
                         08/17/09                                              29,982,422
           20,000,000  MBNA Credit Card Master Trust Series 02-B4 Class
                         B4, 1.84%,
                         due 03/15/09                                          19,955,469
            8,000,000  Neiman Marcus Group Credit Card Master Trust
                         Series 00-1 Class A, 144A, Variable Rate, 1 mo.
                         LIBOR + .27%, 1.61%, due 04/15/08                      8,001,875
           16,000,000  Providian Gateway Master Trust Series 00-C Class
                         A, 144A,
                         Variable Rate, 1 mo. LIBOR + .22%, 1.56%, due
                         03/15/07                                              15,953,600
                                                                           --------------
                                                                              270,295,717
                                                                           --------------
                       PERPETUAL LOANS COLLATERALIZED DEBT OBLIGATIONS -- 2.6%
            2,906,540  Augusta Funding Ltd Series 10A Class A-1 144A,
                         6.65%,
                         due 06/30/04                                           2,979,204

              See accompanying notes to the financial statements.              3

GMO SHORT-DURATION COLLATERAL FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2003

        PAR VALUE ($)  DESCRIPTION                                           VALUE ($)
-----------------------------------------------------------------------------------------
                       PERPETUAL LOANS COLLATERALIZED DEBT OBLIGATIONS -- CONTINUED
           28,000,000  Augusta Funding Ltd Series 10A Class F-1 144A,
                         Variable Rate, 3 mo. LIBOR + .25%, 1.65%, due
                         06/30/17                                              27,020,000
                                                                           --------------
                                                                               29,999,204
                                                                           --------------
                       RATE REDUCTION BONDS -- 3.8%
           26,913,600  California Infrastructure PG&E Series 97-1 Class
                         A7, 6.42%,
                         due 09/25/08                                          29,274,848
           13,735,403  California Infrastructure SCE Series 97-1 Class
                         A5, 6.28%,
                         due 09/25/05                                          13,933,923
                                                                           --------------
                                                                               43,208,771
                                                                           --------------
                       SMALL BUSINESS LOANS -- 0.9%
           10,995,690  The Money Store Business Loan Backed Trust
                         Series 99-1 Class AN,
                         Variable Rate, 1 mo. LIBOR +.50%, 1.84%, due
                         09/15/17                                              10,930,403
                                                                           --------------
                       STUDENT LOANS -- 4.9%
            2,502,868  Banc One Student Loan Trust Series 94-A Class A2,
                         Variable Rate, 1 mo. LIBOR + .30%, 1.64%, due
                         10/25/16                                               2,506,966
            9,600,000  Keycorp Student Loan Trust Series 94-B
                         Certificates,
                         Variable Rate, 1 mo. LIBOR + .73%, 2.07%, due
                         11/25/21                                               9,595,875
            8,000,000  Keycorp Student Loan Trust Series 95-A Class B,
                         Variable Rate, 1 mo. LIBOR + .75%, 2.09%, due
                         10/27/21                                               7,998,750
            4,772,800  SMS Student Loan Trust Series 94-A Certificates,
                         Variable Rate, 1 mo. LIBOR + .70%, 2.05%, due
                         07/26/21                                               4,777,573
            4,205,600  SMS Student Loan Trust Series 94-B Certificates,
                         Variable Rate, 1 mo. LIBOR + .75%, 2.09%, due
                         10/25/23                                               4,214,432
            1,475,631  SMS Student Loan Trust Series 94-B Class A2,
                         Variable Rate, 1 mo. LIBOR + .30%, 1.64%, due
                         04/25/16                                               1,479,320
            3,945,600  SMS Student Loan Trust Series 95-A Certificates,
                         Variable Rate, 1 mo. LIBOR + .65%, 1.99%, due
                         04/25/25                                               3,950,729
           14,191,602  SMS Student Loan Trust Series 97-A Class A,
                         Variable Rate, 3 mo. U.S. Treasury Bill + .60%,
                         1.87%,
                         due 10/27/25                                          14,170,314
            4,006,400  Society Student Loan Trust Series 93-A Class B,
                         Variable Rate, 1 mo. LIBOR + .75%, 2.10%, due
                         07/25/03                                               4,010,567
            3,350,767  Student Loan Marketing Association Series 96-4
                         Class A2,
                         Variable Rate, 3 mo. U.S. Treasury Bill + .64%,
                         1.82%,
                         due 07/25/09                                           3,334,014
                                                                           --------------
                                                                               56,038,540
                                                                           --------------

              See accompanying notes to the financial statements.
4

GMO SHORT-DURATION COLLATERAL FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2003

        PAR VALUE ($)  DESCRIPTION                                           VALUE ($)
-----------------------------------------------------------------------------------------
                       TRANSPORTATION -- 2.0%
           20,500,000  Westralia Airports Corp, MBIA, 144A, 6.48%, due
                         04/01/10                                              23,454,050
                                                                           --------------
                       TOTAL ASSET BACKED SECURITIES                          804,151,073
                                                                           --------------
                       CORPORATE DEBT -- 3.4%
           11,750,000  Banco Santander Series MBIA, 6.50%, due 11/01/05        12,838,144
           10,452,610  Continental Airlines Series 99-1A, 6.55%, due
                         02/02/19                                               8,780,192
           16,000,000  General Motors Acceptance Corp, 7.50%, due
                         07/15/05                                              17,129,600
                                                                           --------------
                                                                               38,747,936
                                                                           --------------
                       U.S. GOVERNMENT -- 9.0%
            2,239,660  U.S. Treasury Inflation Indexed Note, 3.63%, due
                         01/15/08                                               2,530,116
          100,000,000  U.S. Treasury Note, 2.00%, due 11/30/04                100,984,380
                                                                           --------------
                                                                              103,514,496
                                                                           --------------
                       U.S. GOVERNMENT AGENCY -- 9.4%
            1,100,000  Agency for International Development Floater
                         (Support of Belize), Variable Rate, 6 mo. U.S.
                         Treasury Bill + .50%, 1.70%,
                         due 01/01/14                                           1,084,875
            4,168,750  Agency for International Development Floater
                         (Support of C.A.B.E.I.), Variable Rate, 6 mo.
                         U.S. Treasury Bill + .40%, 1.60%, due 10/01/12         4,101,008
            1,802,424  Agency for International Development Floater
                         (Support of Honduras), Variable Rate, 3 mo. U.S.
                         Treasury Bill x 1.17%, 1.41%,
                         due 10/01/11                                           1,795,664
           15,000,000  Agency for International Development Floater
                         (Support of India), Variable Rate, 3 mo. LIBOR +
                         .10%, 1.48%, due 02/01/27                             14,820,000
            5,188,152  Agency for International Development Floater
                         (Support of Jamaica), Variable Rate, 6 mo. U.S.
                         Treasury Bill + .75%, 1.95%,
                         due 03/30/19                                           5,158,943
           20,000,000  Agency for International Development Floater
                         (Support of Morocco), Variable Rate, 6 mo. LIBOR
                         - .015%, 1.33%, due 02/01/25                          19,535,000
           15,000,000  Agency for International Development Floater
                         (Support of Morocco), Variable Rate, 6 mo. LIBOR
                         + .15%, 1.49%, due 10/29/26                           14,962,500
            1,344,960  Agency for International Development Floater
                         (Support of Morocco), Variable Rate, 6 mo. U.S.
                         Treasury Bill + .45%, 1.65%,
                         due 11/15/14                                           1,318,061
            2,511,836  Agency for International Development Floater
                         (Support of Peru), Series A, Variable Rate, 6
                         mo. U.S. Treasury Bill +.35%, 1.55%, due
                         05/01/14                                               2,496,137

              See accompanying notes to the financial statements.              5

GMO SHORT-DURATION COLLATERAL FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2003

        PAR VALUE ($)  DESCRIPTION                                           VALUE ($)
-----------------------------------------------------------------------------------------
                       U.S. GOVERNMENT AGENCY -- CONTINUED
           22,500,000  Agency for International Development Floater
                         (Support of Portugal), Variable Rate, 6 mo.
                         LIBOR, 1.34%, due 01/01/21                            22,455,000
           14,100,000  Agency for International Development Floater
                         (Support of Tunisia), Variable Rate, 6 mo.
                         LIBOR, 1.34%, due 07/01/23                            13,853,250
            1,500,001  Agency for International Development Floater
                         (Support of Zimbabwe), Variable Rate, 3 mo. U.S.
                         Treasury Bill x 115%, 2.60%, due 01/01/12              1,481,251
            2,700,000  Federal Home Loan Bank, Variable Rate, 3 mo. LIBOR
                         + .25%, 1.60%, due 11/05/03                            2,696,760
            1,490,551  Small Business Administration Series 95-10C, Class
                         1, 6.88%,
                         due 09/01/05                                           1,595,489
                                                                           --------------
                                                                              107,353,938
                                                                           --------------

                       TOTAL DEBT OBLIGATIONS (COST $1,053,660,704)         1,053,767,443
                                                                           --------------
                       SHORT-TERM INVESTMENTS -- 10.9%
                       CASH EQUIVALENTS -- 5.0%
           56,815,625  Merrimac Cash Fund                                      56,815,625
                                                                           --------------
                       COMMERCIAL PAPER -- 5.9%
        $  34,000,000  Koch Industries, 1.33%, due 03/03/03                    33,997,488
        $  34,000,000  UBS Finance (Delaware) Inc, 1.34%, due 03/03/03         33,997,469
                                                                           --------------
                                                                               67,994,957
                                                                           --------------

                       TOTAL SHORT-TERM INVESTMENTS (COST $124,810,582)       124,810,582
                                                                           --------------
                       TOTAL INVESTMENTS -- 102.8%
                       (Cost $1,178,471,286)                                1,178,578,025

                       Other Assets and Liabilities (net) -- (2.8%)           (31,624,336)
                                                                           --------------
                       TOTAL NET ASSETS -- 100.0%                          $1,146,953,689
                                                                           ==============

              See accompanying notes to the financial statements.
6

GMO SHORT-DURATION COLLATERAL FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2003

NOTES TO THE SCHEDULE OF INVESTMENTS:

144A - Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

AMBAC - Insured as to the payment of principal and interest by AMBAC Assurance Corporation

CBO - Collateralized Bond Obligation

EMTN - Euromarket Medium Term Note

GBP - British Pound

MBIA - Insured as to the payment of principal and interest by MBIA Insurance Corp

USD - United States Dollar

Variable and step up rates - The rates shown on variable and step up rate notes are the current interest rates at February
  28, 2003, which are subject to change based on the terms of the security, including varying reset dates.

 (a) Security valued at fair value using methods determined in good faith by or at the direction of the Trustees (Note 1).

              See accompanying notes to the financial statements.              7

GMO SHORT-DURATION COLLATERAL FUND
(A SERIES OF GMO TRUST)
STATEMENT OF ASSETS AND LIABILITIES -- FEBRUARY 28, 2003
--------------------------------------------------------------------------------

ASSETS:
   Investments, at value (cost $1,178,471,286) (Note 1)       $1,178,578,025
   Cash                                                           14,041,353
   Foreign currency, at value (cost $329,697) (Note 1)               328,924
   Receivable for Fund shares sold                                20,000,000
   Interest receivable                                             3,606,529
   Receivable for open forward foreign currency contracts
    (Notes 1 and 6)                                                  763,484
   Receivable for expenses reimbursed by Manager (Note 2)             78,918
                                                              --------------

      Total assets                                             1,217,397,233
                                                              --------------

LIABILITIES:
   Payable for investments purchased                              47,523,742
   Payable for Fund shares repurchased                             8,100,000
   Net payable for open swap contracts (Notes 1 and 6)            14,696,082
   Accrued expenses                                                  123,720
                                                              --------------

      Total liabilities                                           70,443,544
                                                              --------------
NET ASSETS                                                    $1,146,953,689
                                                              ==============

NET ASSETS CONSIST OF:
   Paid-in capital                                            $1,146,247,867
   Accumulated undistributed net investment income                 3,103,842
   Accumulated net realized loss                                      (3,903)
   Net unrealized depreciation                                    (2,394,117)
                                                              --------------
                                                              $1,146,953,689
                                                              ==============

NET ASSETS ATTRIBUTABLE TO:
   Class III shares                                           $1,146,953,689
                                                              ==============

SHARES OUTSTANDING:
   Class III                                                      45,851,656
                                                              ==============

NET ASSET VALUE PER SHARE:
   Class III                                                  $        25.01
                                                              ==============

8             See accompanying notes to the financial statements.

GMO SHORT-DURATION COLLATERAL FUND
(A SERIES OF GMO TRUST)
STATEMENT OF OPERATIONS -- PERIOD FROM NOVEMBER 26, 2002 (COMMENCEMENT OF OPERATIONS) THROUGH FEBRUARY 28, 2003
--------------------------------------------------------------------------------

INVESTMENT INCOME:
   Interest                                                   $6,543,509
                                                              ----------

         Total income                                          6,543,509
                                                              ----------
EXPENSES:
   Audit fees                                                     67,346
   Custodian and transfer agent fees                              36,004
   Tax expense                                                    20,258
   Legal fees                                                     17,841
   Trustees fees and related expenses (Note 2)                     6,582
   Miscellaneous                                                   6,863
   Fees reimbursed by Manager (Note 2)                          (141,750)
                                                              ----------
                                                                  13,144
                                                              ----------
      Net expenses                                                13,144
                                                              ----------

         Net investment income                                 6,530,365
                                                              ----------

REALIZED AND UNREALIZED GAIN (LOSS):
   Net realized gain (loss) on:
      Investments                                                 88,853
      Closed swap contracts                                      211,751
      Foreign currency, forward contracts and foreign
      currency related transactions                           (1,521,283)
                                                              ----------

         Net realized loss                                    (1,220,679)
                                                              ----------

   Change in net unrealized appreciation (depreciation) on:
      Investments                                                106,739
      Open swap contracts                                     (3,256,731)
      Foreign currency, forward contracts and foreign
      currency related transactions                              755,875
                                                              ----------

         Net unrealized loss                                  (2,394,117)
                                                              ----------

      Net realized and unrealized loss                        (3,614,796)
                                                              ----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS          $2,915,569
                                                              ==========

              See accompanying notes to the financial statements.              9

GMO SHORT-DURATION COLLATERAL FUND
(A SERIES OF GMO TRUST)
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                              PERIOD FROM NOVEMBER 26, 2002
                                                              (COMMENCEMENT OF OPERATIONS)
                                                                THROUGH FEBRUARY 28, 2003
                                                              -----------------------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
   Net investment income                                             $    6,530,365
   Net realized loss                                                     (1,220,679)
   Change in net unrealized appreciation (depreciation)                  (2,394,117)
                                                                     --------------

   Net increase in net assets from operations                             2,915,569
                                                                     --------------

Distributions to shareholders from:
   Net investment income
      Class III                                                          (2,209,747)
                                                                     --------------
      Total distributions from net investment income                     (2,209,747)
                                                                     --------------
  Net share transactions: (Note 5)
      Class III                                                       1,146,247,867
                                                                     --------------
   Increase in net assets resulting from net share
    transactions                                                      1,146,247,867
                                                                     --------------

      Total increase in net assets                                    1,146,953,689
NET ASSETS:
   Beginning of period                                                           --
                                                                     --------------
   End of period (including accumulated undistributed net
    investment income of $3,103,842)                                 $1,146,953,689
                                                                     ==============

10            See accompanying notes to the financial statements.

GMO SHORT-DURATION COLLATERAL FUND
(A SERIES OF GMO TRUST)
FINANCIAL HIGHLIGHTS
(FOR A CLASS III SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                                                   PERIOD FROM
                                                                NOVEMBER 26, 2002
                                                                  (COMMENCEMENT
                                                              OF OPERATIONS) THROUGH
                                                                FEBRUARY 28, 2003
                                                              ----------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                $    25.00
                                                                    ----------

Income from investment operations:
   Net investment income                                                  0.15
   Net realized and unrealized loss                                      (0.09)
                                                                    ----------

      Total from investment operations                                    0.06
                                                                    ----------

Less distributions to shareholders:
   From net investment income                                            (0.05)
                                                                    ----------

      Total distributions                                                (0.05)
                                                                    ----------
NET ASSET VALUE, END OF PERIOD                                      $    25.01
                                                                    ==========
TOTAL RETURN(a)                                                           0.24%+

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)                                $1,146,954
   Net expenses to average daily net assets                               0.00%*
   Net investment income to average daily net assets                      2.34%*
   Portfolio turnover rate                                                  15%
   Fees and expenses reimbursed by the Manager to average
     daily net assets:                                                    0.05%*

(a) The total returns would have been lower had certain expenses not been reimbursed during the period shown.
*    Annualized.
+    Not Annualized.

              See accompanying notes to the financial statements.             11

GMO SHORT-DURATION COLLATERAL FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS
FEBRUARY 28, 2003
--------------------------------------------------------------------------------

1.    SIGNIFICANT ACCOUNTING POLICIES

      GMO Short-Duration Collateral Fund (the "Fund"), which commenced operations on November 26, 2002, is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts Business Trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees to create an unlimited number of series ("Funds"), each of which issues a separate series of shares, and to subdivide a series of shares into classes.

      The Fund seeks high total return comparable to the 3-month London Inter-Bank Offer Rate ("LIBOR"). The Fund seeks to achieve its objective by investing primarily in relatively high quality, low volatility fixed income instruments. The Fund's benchmark index is the J.P. Morgan U.S. 3-Month Cash Index.

      Shares of the Fund are only offered to other Funds of the Trust and other GMO separately managed accounts.

      The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      PORTFOLIO VALUATION
      Portfolio securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair value. Shares of mutual funds are valued at their net asset value as reported on each business day. Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction. A security's value may be deemed unreliable if, for example, the Manager becomes aware of information or events occurring after the close of a foreign market that would materially affect that security's value.

GMO SHORT-DURATION COLLATERAL FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------

      Some fixed income securities are valued at the closing bid for such securities as supplied by a primary pricing source chosen by the Manager. The Manager evaluates such primary pricing sources on an ongoing basis, and may change a pricing source should it deem it appropriate. The Manager is informed of erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and at its discretion may override a price supplied by a source (by taking a price supplied by another source).

      Securities may be valued by independent pricing services which use prices provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. At February 28, 2003, the total value of these securities represented 33% of net assets.

      Certain securities held by the Fund, or an underlying fund in which it invests, were valued on the basis of a price provided by a principal market maker. The prices provided by the principal market makers may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

      FOREIGN CURRENCY TRANSLATION
      The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the current exchange rates each business day. Income and expenses denominated in foreign currencies are translated at current exchange rates when accrued or incurred. The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of foreign currencies and forward foreign currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid.

      FORWARD CURRENCY CONTRACTS
      The Fund may enter into forward currency contracts and forward cross currency contracts in connection with settling planned purchases or sales of securities or to hedge the currency exposure associated with some or all of the Fund's portfolio securities. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded

GMO SHORT-DURATION COLLATERAL FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------
      upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if there are movements in foreign currency values that are unfavorable to the Fund. The value of the currencies the Fund has committed to buy or sell is shown under Note 6 and represents the currency exposure the Fund has acquired or hedged through forward currency contracts as of February 28, 2003.

      FUTURES CONTRACTS
      The Fund may purchase and sell futures contracts to manage its exposure to the financial markets. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. Upon entering into a futures contract, the Fund is required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. government and agency obligations in accordance with the initial margin requirements of the broker or exchange. In addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contracts. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is liquidated on the following business day. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Losses may arise from the changes in the value of the underlying instrument, if there is an illiquid secondary market for the contracts, or if counterparties do not perform under the contract terms. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. At February 28, 2003, the Fund held no open futures contracts.

      OPTIONS
      The Fund may write call and put options on futures, securities or currencies it owns or in which it may invest. Writing put options tends to increase the Fund's exposure to the underlying instrument. Writing call options tends to decrease the Fund's exposure to the underlying instrument. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased
      (put) and as a result bears the market risk of an

GMO SHORT-DURATION COLLATERAL FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------
      unfavorable change in the price of the future, security or currency underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. At February 28, 2003, there were no open written option contracts.

      The Fund may also purchase put and call options. Purchasing call options tends to increase the Fund's exposure to the underlying instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying instrument. The Fund pays a premium which is included in the Fund's Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, security or currency transaction to determine the realized gain or loss. The risk associated with purchasing put and call options is limited to the premium paid. At February 28, 2003, there were no open purchased option contracts.

      Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by a primary pricing source chosen by the Manager.

      LOAN AGREEMENTS
      The Fund may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. The Fund's investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the "lender") that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan.

      INDEXED SECURITIES
      The Fund may invest in indexed securities whose redemption values and/or coupons are linked to the prices of other securities, securities indices, or other financial indicators. The Fund uses indexed securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets that may be difficult to invest in through conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment.

GMO SHORT-DURATION COLLATERAL FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------

      SWAP AGREEMENTS
      The Fund may enter into swap agreements to manage its exposure to the financial markets. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into interest rate, total return, forward swap spread lock and credit default swap agreements to manage its exposure to interest rates and credit risk. Interest rate swap agreements involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Total return swap agreements involve commitments to pay interest in exchange for a market linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Forward swap spread lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the swap rate. The swap spread is the difference between the benchmark swap rate (market rate) and the specific treasury rate. In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party on its obligation. The Fund may use credit default swaps to provide a measure of protection against defaults of sovereign or corporate issuers (i.e., to reduce risk where the Fund owns or has exposure to the issuer) or to take an active long or short position with respect to the likelihood of a particular issuer's default. In connection with these agreements, cash or securities may be set aside as collateral by the Fund's custodian in accordance with the terms of the swap agreement. The Fund earns interest on cash set aside as collateral. Swaps are marked to market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. Net payments of interest on interest rate swap agreements are included as part of interest income. These financial instruments are not actively traded on financial markets. The values assigned to these instruments are based upon the best available information and because of the uncertainty of the valuation, these values may differ significantly from the values that would have been realized had a ready market for these instruments existed, and the differences could be material. Entering into these agreements involves, to varying degrees, elements of credit, legal, market, and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, or that there may be unfavorable changes in interest rates. See Note 6 for a summary of open swap agreements as of February 28, 2003.

GMO SHORT-DURATION COLLATERAL FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------

      REPURCHASE AGREEMENTS
      The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Fund and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters insolvency proceedings, recovery of cash by the Fund may be delayed or limited.

      REVERSE REPURCHASE AGREEMENTS
      The Fund may enter into reverse repurchase agreements with certain banks and broker/dealers whereby the Fund sells portfolio assets concurrent with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. In connection with these agreements, the Fund establishes segregated accounts with its custodian in which the Fund maintains cash, U.S. Government securities or other liquid high grade debt obligations in the name of the counterparty equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities the Fund sold may decline below the price at which it is obligated to repurchase them under the agreement. At February 28, 2003, the Fund held no open reverse repurchase agreements.

      SECURITY LENDING
      The Fund may lend its securities to certain qualified brokers. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of loss with respect to the investment of the collateral, the risk of delay in recovery or loss of rights in the collateral should the borrower of the securities fail financially. The Fund receives compensation for lending its securities. At February 28, 2003, there were no securities on loan.

      TAXES AND DISTRIBUTIONS
      The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes. Generally, no provision for U.S. federal income or excise tax is necessary. Taxes on foreign dividend and interest income are withheld in accordance with the applicable country's tax treaty with the United States.

GMO SHORT-DURATION COLLATERAL FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------

      The Fund's policy is to declare and pay distributions from net investment income semi-annually, and from net realized short-term and long-term capital gains at least annually. All distributions will be paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

      Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from U.S. GAAP. During the years ended February 28, 2002 and February 28, 2003, the tax basis of distributions paid from ordinary income was $0 and $2,209,747, respectively.

      As of February 28, 2003, the components of distributable earnings on a tax basis consisted of $4,618,852 of undistributed ordinary income. The temporary differences between book and tax basis distributable earnings are primarily due to differing treatments for amortization of payments for certain swap agreements and foreign currency transactions.

      The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 2003. This reclassification has no impact on net investment income, realized gain/loss or the net asset value of the Fund and is primarily attributable to foreign currency transactions. The financial highlights exclude these adjustments.

            Accumulated
         Undistributed Net  Accumulated Net
         Investment Income   Realized Loss
         -----------------  ---------------
            $(1,216,776)      $1,216,776

      Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

      SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
      Security transactions are accounted for on trade date. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and discounts. Dividend income is recognized on the ex-dividend date. Non cash dividends, if any, are recorded at the fair market value of the securities received. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis. Interest income on U.S. Treasury inflation indexed securities is accrued daily based upon the inflation adjusted principal. Additionally, any increase in the principal or face amount of the securities adjusted for inflation is recorded as interest income.

GMO SHORT-DURATION COLLATERAL FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------

      EXPENSES
      The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

2.    FEES AND OTHER TRANSACTIONS WITH AFFILIATES

      GMO does not charge the Fund any management or service fees for its services. In addition, GMO has contractually agreed to reimburse all of the Fund's expenses (excluding brokerage commissions and other investment-related costs, hedging transaction fees, fees and expenses of the independent Trustees of the Trust (including legal fees), extraordinary, non-recurring and certain other unusual expenses (including taxes), securities lending fees and expenses, interest expense and transfer taxes).

      The Fund's portion of the fee paid by the Trust to the independent Trustees during the year ended February 28, 2003 was $4,514. No remuneration is paid to any Trustee or officer who is affiliated with the Manager.

3.    PURCHASES AND SALES OF SECURITIES

      For the year ended February 28, 2003, cost of purchases and proceeds from sales of investments, other than short-term obligations, were as follows:

                                                                    Purchases        Sales
                                                                  --------------  ------------
         U.S. Government securities                               $  102,688,650  $         --
         Investments (non-U.S. Government securities)              1,095,287,151   147,376,660

      For the year ended February 28, 2003, the cost of purchases includes the initial transfer of GMO Alpha LIBOR Fund's investments in the Fund of $1,024,462,382.

      At February 28, 2003, the cost for U.S. federal income tax purposes and gross unrealized appreciation and depreciation in value of investments were as follows:

                         Gross Unrealized  Gross Unrealized  Net Unrealized
         Aggregate Cost    Appreciation      Depreciation     Appreciation
         --------------  ----------------  ----------------  --------------
         $1,178,475,189     $6,889,508       $(6,786,672)       $102,836

GMO SHORT-DURATION COLLATERAL FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------

4.    PRINCIPAL SHAREHOLDERS

      At February 28, 2003, 77.6% of the outstanding shares of the Fund were held by five shareholders, each holding in excess of 10% of the Fund's outstanding shares. Two of the shareholders are other funds of GMO Trust. Investment activities of these shareholders may have a material effect on the Fund.

5.    SHARE TRANSACTIONS

      The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                                                  Period from November 26, 2002
                                                                   (commencement of operations)
                                                                    through February 28, 2003
                                                                  ------------------------------
                                                                     Shares          Amount
                                                                  ------------  ----------------
         Shares sold                                               52,023,171    $1,300,562,382
         Shares issued to shareholders
           in reinvestment of distributions                            88,709         2,209,747
         Shares repurchased                                        (6,260,224)     (156,524,262)
                                                                   ----------    --------------
         Net increase                                              45,851,656    $1,146,247,867
                                                                   ==========    ==============

      The Fund was formed with an initial taxable contribution of securities (including derivative instruments) in-kind, which had a market value of $1,024,462,382 on the date of contribution.

6.    FINANCIAL INSTRUMENTS

      A summary of outstanding financial instruments at February 28, 2003 is as follows:

      FORWARD CURRENCY CONTRACTS

         Settlement                                              Net Unrealized
            Date     Deliver   Units of Currency      Value       Appreciation
         ----------  --------  -----------------  -------------  --------------

           Sales
           4/15/03   GBP            20,000,000     $31,416,516      $763,484

GMO SHORT-DURATION COLLATERAL FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------

      SWAP AGREEMENTS

                                                                                          Net Unrealized
                          Expiration                                                       Appreciation
         Notional Amount     Date                        Description                      (Depreciation)*
         ---------------  ----------  --------------------------------------------------  ---------------

         FORWARD SWAP SPREAD LOCK SWAPS
         250,000,000 USD    3/10/03   Agreement with Bear Stearns Bank Plc dated 3/06/01    $   696,791
                                      to pay (receive) the notional amount multiplied by
                                      the difference between the 2 year swap spread and
                                      a fixed spread times the duration of the 2 year
                                      swap rate.

         INTEREST RATE SWAPS
         100,000,000 USD    1/18/06   Agreement with Goldman Sachs International dated       (1,485,337)
                                      1/16/01 to pay the notional amount multiplied by
                                      5.82% and to receive the notional amount
                                      multiplied by the 3 month Floating Rate LIBOR
                                      adjusted by a specified spread.
          50,000,000 USD    1/09/08   Agreement with JP Morgan Chase Bank dated 1/07/03        (975,692)
                                      to pay the notional amount multiplied by 3.43375%
                                      and to receive the notional amount multiplied by
                                      the 3 month Floating Rate LIBOR adjusted by a
                                      specified spread.
          35,000,000 USD    3/04/08   Agreement with JP Morgan Chase Bank dated 2/28/03              --
                                      to pay the notional amount multiplied by 3.096%
                                      and to receive the notional amount multiplied by
                                      the 3 month Floating Rate LIBOR adjusted by a
                                      specified spread.
          40,000,000 USD    1/24/11   Agreement with Goldman Sachs International dated       (1,502,440)
                                      1/19/01 to pay the notional amount multiplied by
                                      6.0675% and to receive the notional amount
                                      multiplied by the 3 month Floating Rate LIBOR
                                      adjusted by a specified spread.

GMO SHORT-DURATION COLLATERAL FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2003
--------------------------------------------------------------------------------

      SWAP AGREEMENTS -- CONTINUED

                                                                                          Net Unrealized
                          Expiration                                                       Appreciation
         Notional Amount     Date                        Description                      (Depreciation)*
         ---------------  ----------  --------------------------------------------------  ---------------
          26,700,000 USD    2/25/13   Agreement with Bank of America dated 2/20/03 to       $  (320,472)
                                      pay the notional amount multiplied by 4.25% and to
                                      receive the notional amount multiplied by the 3
                                      month Floating Rate LIBOR adjusted by a specified
                                      spread.

         TOTAL RETURN SWAPS
          35,000,000 USD    4/22/03   Agreement with Bank of America dated 2/20/03 to           330,419
                                      receive (pay) the notional amount multiplied by
                                      the return on the Bank of America AAA 10 year CMBS
                                      Index and to pay the notional amount multiplied by
                                      0.92%.
          35,000,000 USD     9/1/03   Agreement with Lehman Brothers Special Financing               --
                                      Inc. dated 2/25/03 to receive (pay) the notional
                                      amount multiplied by the return on the Lehman
                                      Brothers AAA CMBS Index and to pay the notional
                                      amount multiplied by 1 month Floating Rate LIBOR
                                      adjusted by a specified spread.
                                                                                            -----------
                                                                                            $(3,256,731)
                                                                                            ===========

 * Includes unrealized gain (loss) of $11,439,351 incurred by GMO Alpha LIBOR Fund prior conversion to the Fund on November 27, 2002.
 See Notes to the Schedule of Investments for definitions of currency abbreviations.

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE TRUSTEES OF GMO TRUST AND THE SHAREHOLDERS OF
GMO SHORT-DURATION COLLATERAL FUND

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Short-Duration Collateral
Fund (the "Fund") (a series of the GMO Trust) at February 28, 2003, and the results of its operations, the changes in its net assets and the financial highlights for the period from November 26, 2002 (commencement of operations) to February 28, 2003, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at February 28, 2003 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 15, 2003

TRUSTEES AND OFFICERS (UNAUDITED)
The following tables list the Trust's Trustees and officers; their address and age; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information includes additional information about the Trust's trustees and is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

INDEPENDENT TRUSTEES:

                                                                                                    Number of
                                                                                                  Portfolios in
                                                         Term of              Principal               Fund
                                                      Office(1) and         Occupation(s)            Complex           Other
              Name, Address,          Position(s)       Length of            During Past            Overseen       Directorships
                  and Age           Held with Fund     Time Served           Five Years            by Trustee     Held by Trustee
         -------------------------  ---------------  ---------------  -------------------------  ---------------  ---------------
         Jay O. Light               Trustee of the   Since May 1996   Professor of Business            39              *(2)
         c/o GMO Trust              Trust                             Administration and Senior
         40 Rowes Wharf                                               Associate Dean, Harvard
         Boston, MA                                                   University.
         02110
         Age: 61
         Donald W. Glazer, Esq.     Trustee of the   Since December   Advisory Counsel, Goodwin        39              None
         c/o GMO Trust              Trust            2000             Procter LLP; Secretary
         40 Rowes Wharf                                               and Consultant,
         Boston, MA                                                   Provant, Inc. (provider
         02110                                                        of performance
         Age: 58                                                      improvement training
                                                                      services and products)
                                                                      (1998 - present);
                                                                      Consultant -- Business
                                                                      and Law.

 1 Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.
 2 Mr. Light is a director of Harvard Management Company, Inc. and Security Capital European Realty. Neither of these companies has a class of securities registered pursuant to Section 12 of the Securities Exchange Act or subject to the requirements of Section 15(d) of the Act and neither of these companies is a registered investment company.

INTERESTED TRUSTEES:

                                                                                                    Number of
                                                                                                  Portfolios in
                                                         Term of              Principal               Fund
                                                      Office(1) and         Occupation(s)            Complex           Other
              Name, Address,          Position(s)       Length of            During Past            Overseen       Directorships
                  and Age           Held with Fund     Time Served           Five Years            by Trustee     Held by Trustee
         -------------------------  ---------------  ---------------  -------------------------  ---------------  ---------------

         R. Jeremy Grantham(3)      Chairman of the  Since September  Member, Grantham, Mayo,          39              None
         c/o GMO Trust              Board of         1985. President  Van Otterloo & Co. LLC.
         40 Rowes Wharf             Trustees of the  from February
         Boston, MA                 Trust            2002 - October
         02110                                       2002.
         Age: 64

 1 Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.
 3 Trustee is deemed to be an "interested person" of the Trust and Grantham, Mayo, Van Otterloo & Co. LLC, as defined by the 1940 Act.

PRINCIPAL OFFICERS:

                                                        Term of
                                                     Office(4) and              Principal Occupation(s)
               Name, Address,         Position(s)      Length of                      During Past
                  and Age            Held with Fund   Time Served                     Five Years
         --------------------------  --------------  --------------  ---------------------------------------------
         Scott Eston                 President and   President and   Chief Financial Officer (1997 - present),
         c/o GMO Trust               Chief           Chief           Chief Operating Officer (2000 - present) and
         40 Rowes Wharf              Executive       Executive       Member, Grantham, Mayo, Van Otterloo & Co.
         Boston, MA                  Officer of the  Officer since   LLC.
         02110                       Trust           October 2002;
         Age: 47                                     Vice President
                                                     from August
                                                     1998 -
                                                     October 2002.
         Susan Randall Harbert       Chief           Chief           Member, Grantham, Mayo, Van Otterloo & Co.
         c/o GMO Trust               Financial       Financial       LLC.
         40 Rowes Wharf              Officer and     Officer Since
         Boston, MA                  Treasurer of    February 2000;
         02110                       the Trust       Treasurer
         Age: 45                                     since February
                                                     1998.
         Brent Arvidson              Assistant       Since           Senior Fund Administrator, Grantham, Mayo,
         c/o GMO Trust               Treasurer of    September       Van Otterloo & Co. LLC.
         40 Rowes Wharf              the Trust       1998.
         Boston, MA
         02110
         Age: 33
         William R. Royer, Esq.      Vice President  Vice President  General Counsel, Anti- Money Laundering
         c/o GMO Trust               and Clerk of    since February  Reporting Officer (July 2002 - February 2003)
         40 Rowes Wharf              the Trust       1997; Clerk     and Member, Grantham, Mayo, Van Otterloo &
         Boston, MA                                  since March     Co. LLC.
         02110                                       2001; May
         Age: 37                                     1999 - August
                                                     1999.
         Elaine M. Hartnett, Esq.    Vice President  Vice President  Associate General Counsel, Grantham, Mayo,
         c/o GMO Trust               and Secretary   since August    Van Otterloo & Co. LLC (June 1999 -
         40 Rowes Wharf              of the Trust    1999;           present); Associate/ Junior Partner, Hale and
         Boston, MA                                  Secretary       Dorr LLP (1991 - 1999).
         02110                                       since March
         Age: 58                                     2001.
         Julie Perniola              Vice President  Since February  Anti-Money Laundering Reporting Officer
         c/o GMO Trust               and Anti-       2003.           (February 2003 - present) and Compliance
         40 Rowes Wharf              Money                           Officer, Grantham, Mayo, Van Otterloo & Co.
         Boston, MA                  Laundering                      LLC.
         02110                       Compliance
         Age: 32                     Officer

 4 Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

26